                                                                     EXHIBIT 4.1








================================================================================



                        ASSET BACKED FUNDING CORPORATION,
                                    DEPOSITOR

                      COUNTRYWIDE HOME LOANS SERVICING LP,
                                    SERVICER

                                       AND

                              JPMORGAN CHASE BANK,
                                     TRUSTEE

                         POOLING AND SERVICING AGREEMENT

                            DATED AS OF JULY 1, 2004

                               ABFC 2004-FF1 TRUST

                 ABFC ASSET-BACKED CERTIFICATES, SERIES 2004-FF1



================================================================================

                                TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----

                                                     ARTICLE I
                                                    DEFINITIONS

   Section 1.01     Defined Terms.................................................................................4
   Section 1.02     Accounting...................................................................................51
   Section 1.03     Rights of the NIMS Insurer...................................................................51

                                                    ARTICLE II
                          CONVEYANCE OF MORTGAGE LOANS; ORIGINAL ISSUANCE OF CERTIFICATES

   Section 2.01     Conveyance of Mortgage Loans.................................................................51
   Section 2.02     Acceptance by Trustee........................................................................54
   Section 2.03     Repurchase or Substitution of Mortgage Loans by the Originator or the Seller.................55
   Section 2.04     Execution of Yield Maintenance Agreements....................................................58
   Section 2.05     Representations, Warranties and Covenants of the Servicer....................................59
   Section 2.06     Representations and Warranties of the Depositor..............................................61
   Section 2.07     Issuance of Certificates and the Uncertificated Regular Interests............................62

                                                    ARTICLE III
                                  ADMINISTRATION AND SERVICING OF THE TRUST FUND

   Section 3.01     Servicer to Act as Servicer..................................................................63
   Section 3.02     Collection of Mortgage Loan Payments.........................................................65
   Section 3.03     Realization Upon Defaulted Mortgage Loans....................................................66
   Section 3.04     Collection Accounts, Distribution Account and Reserve Accounts...............................67
   Section 3.05     Permitted Withdrawals From the Collection Accounts...........................................71
   Section 3.06     Establishment of Escrow Accounts; Deposits in Escrow Accounts................................72
   Section 3.07     Permitted Withdrawals From Escrow Account....................................................73
   Section 3.08     Payment of Taxes, Insurance and Other Charges; Collections Thereunder........................74
   Section 3.09     Transfer of Accounts.........................................................................74
   Section 3.10     Maintenance of Hazard Insurance..............................................................74
   Section 3.11     Maintenance of Mortgage Impairment Insurance Policy..........................................75
   Section 3.12     Fidelity Bond, Errors and Omissions Insurance................................................76
   Section 3.13     Title, Management and Disposition of REO Property............................................76
   Section 3.14     Due-on-Sale Clauses; Assumption and Substitution Agreements..................................78
   Section 3.15     Notification of Adjustments..................................................................79
   Section 3.16     Optional Purchases of Mortgage Loans by Servicer.............................................79
   Section 3.17     Trustee to Cooperate; Release of Files.......................................................80
   Section 3.18     Servicing Compensation.......................................................................81
   Section 3.19     Annual Statement as to Compliance............................................................81
   Section 3.20     Annual Independent Certified Public Accountants' Reports.....................................82
   Section 3.21     Access to Certain Documentation and Information Regarding the Mortgage Loans.................82

   Section 3.22     Duties of Credit Risk Manager................................................................82
   Section 3.23     Obligations of the Servicer in Respect of Compensating Interest..............................83
   Section 3.24     Obligations of the Servicer in Respect of Mortgage Interest Rates and Monthly Payments.......83
   Section 3.25     Investment of Funds in the Collection Accounts...............................................84
   Section 3.26     Liability of Servicer; Indemnification.......................................................85
   Section 3.27     Reports of Foreclosure and Abandonment of Mortgaged Properties...............................85
   Section 3.28     Protection of Assets.........................................................................85
   Section 3.29     Limitation of Liability of the Credit Risk Manager...........................................86
   Section 3.30     No Personal Solicitation.....................................................................86
   Section 3.31     Periodic Filings.............................................................................86
   Section 3.32     Credit Reporting; Gramm-Leach-Bliley Act.....................................................89

                                                    ARTICLE IV
                                                   FLOW OF FUNDS

   Section 4.01     Interest Distributions.......................................................................89
   Section 4.02     Distributions of Principal and Monthly Excess Cashflow Amounts...............................91
   Section 4.03     Allocation of Losses.........................................................................95
   Section 4.04     Method of Distribution.......................................................................96
   Section 4.05     Distributions on Book-Entry Certificates.....................................................96
   Section 4.06     Statements...................................................................................96
   Section 4.07     Remittance Reports; Advances................................................................100
   Section 4.08     REMIC Distributions and Allocation of Losses................................................101

                                                     ARTICLE V
                                                 THE CERTIFICATES

   Section 5.01     The Certificates............................................................................104
   Section 5.02     Registration of Transfer and Exchange of Certificates.......................................105
   Section 5.03     Mutilated, Destroyed, Lost or Stolen Certificates...........................................110
   Section 5.04     Persons Deemed Owners.......................................................................110
   Section 5.05     Appointment of Paying Agent.................................................................110

                                                    ARTICLE VI
                                          THE SERVICER AND THE DEPOSITOR

   Section 6.01     Liability of the Servicer and the Depositor.................................................111
   Section 6.02     Merger or Consolidation of, or Assumption of the Obligations of, the Servicer or the
                    Depositor...................................................................................111
   Section 6.03     Limitation on Liability of the Servicer and Others..........................................111
   Section 6.04     Servicer Not to Resign......................................................................112
   Section 6.05     Delegation of Duties........................................................................113

                                                    ARTICLE VII
                                                      DEFAULT

   Section 7.01     Servicer Events of Termination..............................................................115

   Section 7.02     Trustee to Act; Appointment of Successor....................................................117
   Section 7.03     Waiver of Defaults..........................................................................118
   Section 7.04     Notification to Certificateholders..........................................................118
   Section 7.05     Survivability of Servicer Liabilities.......................................................119

                                                   ARTICLE VIII
                                                    THE TRUSTEE

   Section 8.01     Duties of Trustee...........................................................................119
   Section 8.02     Certain Matters Affecting the Trustee.......................................................121
   Section 8.03     Trustee Not Liable for Certificates or Mortgage Loans.......................................122
   Section 8.04     Trustee May Own Certificates................................................................123
   Section 8.05     Trustee Fees and Expenses...................................................................123
   Section 8.06     Eligibility Requirements for Trustee........................................................123
   Section 8.07     Resignation or Removal of Trustee...........................................................124
   Section 8.08     Successor Trustee...........................................................................124
   Section 8.09     Merger or Consolidation of Trustee..........................................................125
   Section 8.10     Appointment of Co-Trustee or Separate Trustee...............................................125
   Section 8.11     Limitation of Liability.....................................................................126
   Section 8.12     Trustee May Enforce Claims Without Possession of Certificates...............................126
   Section 8.13     Suits for Enforcement.......................................................................127
   Section 8.14     Waiver of Bond Requirement..................................................................127
   Section 8.15     Waiver of Inventory, Accounting and Appraisal Requirement...................................127

                                                    ARTICLE IX
                                      REMIC AND GRANTOR TRUST ADMINISTRATION

   Section 9.01     REMIC Administration........................................................................128
   Section 9.02     Prohibited Transactions and Activities......................................................130
   Section 9.03     Indemnification with Respect to Certain Taxes and Loss of REMIC Status......................130
   Section 9.04     REO Property................................................................................131
   Section 9.05     Grantor Trust Administration................................................................131

                                                     ARTICLE X
                                                    TERMINATION

   Section 10.01    Termination.................................................................................132
   Section 10.02    Additional Termination Requirements.........................................................134

                                                    ARTICLE XI
                                             MISCELLANEOUS PROVISIONS

   Section 11.01    Amendment...................................................................................134
   Section 11.02    Recordation of Agreement; Counterparts......................................................136
   Section 11.03    Limitation on Rights of Certificateholders..................................................136
   Section 11.04    Governing Law; Jurisdiction.................................................................137
   Section 11.05    Notices.....................................................................................137
   Section 11.06    Severability of Provisions..................................................................138

   Section 11.07    Article and Section References..............................................................138
   Section 11.08    Notice to the Rating Agencies and the NIMS Insurer..........................................138
   Section 11.09    Further Assurances..........................................................................139
   Section 11.10    Third Party Beneficiary.....................................................................139
   Section 11.11    Acts of Certificateholders..................................................................139


                                    EXHIBITS:


Exhibit A-1                Form of Class A-1 Certificate
Exhibit A-2                Form of Class A-2 Certificate
Exhibit B-1                Form of Class M-1 Certificate
Exhibit B-2                Form of Class M-2 Certificate
Exhibit B-3                Form of Class M-3 Certificate
Exhibit B-4                Form of Class M-4 Certificate
Exhibit B-5                Form of Class M-5 Certificate
Exhibit B-6                Form of Class M-6 Certificate
Exhibit B-7                Form of Class M-7 Certificate
Exhibit C-1                Form of Class CE Certificate
Exhibit C-2                Form of Class P Certificate
Exhibit C-3                Form of Class R Certificate
Exhibit D-1                Group 1 Mortgage Loan Schedule
Exhibit D-2                Group 2 Mortgage Loan Schedule
Exhibit E                  Form of Request for Release of Documents
Exhibit F-1                Form of Trustee's Initial Certification
Exhibit F-2                Form of Trustee's Final Certification
Exhibit F-3                Form of Receipt of Mortgage Note
Exhibit G                  Mortgage Loan Purchase Agreement
Exhibit H                  Form of Lost Note Affidavit
Exhibit I                  Form of ERISA Representation
Exhibit J                  Form of Investment Letter
Exhibit K                  Form of Class R Certificate Transfer Affidavit
Exhibit L                  Form of Transferor Certificate
Exhibit M                  Monthly Information Delivered by Servicer
Exhibit N                  Form of Yield Maintenance Agreements
Exhibit O                  Form of Certification
Exhibit P-1                Form of Certification to be Provided by the Trustee to the Depositor
Exhibit P-2                Form of Certification to be Provided by the Servicer to the Depositor


         ASSET BACKED FUNDING CORPORATION, as depositor (the "Depositor"), COUNTRYWIDE HOME LOANS SERVICING LP, as servicer (the "Servicer"), and JPMORGAN CHASE BANK, as trustee (the "Trustee") are entering into this Pooling and Servicing Agreement, dated as of July 1, 2004 (the "Agreement").

                              PRELIMINARY STATEMENT

         The Depositor intends to sell pass-through certificates (collectively, the "Certificates"), to be issued hereunder in multiple Classes, which in the aggregate will evidence the entire beneficial ownership interest in the Trust Fund created hereunder. The Certificates will consist of twelve Classes of Certificates, designated as (i) the Class A-1 and Class A-2 Certificates, (ii) the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Certificates, (iii) the Class CE Certificates, (iv) the Class P Certificates and (v) the Class R Certificate.

                                     REMIC 1

         As provided herein, the Trustee will make an election to treat the segregated pool of assets consisting of the Mortgage Loans and certain other related assets subject to this Agreement (but exclusive of the Yield Maintenance Agreements, the Reserve Accounts, the Cap Carryover Amounts, the Prepayment Charges, the Originator Prepayment Charge Payment Amounts and the Servicer Prepayment Charge Payment Amounts) as a real estate investment conduit (a "REMIC") for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC 1." The Class R-1 Interest will represent the sole class of "residual interests" in REMIC 1 for purposes of the REMIC Provisions under federal income tax law. The following table irrevocably sets forth the designation, the Uncertificated REMIC 1 Pass-Through Rate, the initial Uncertificated Principal Balance, and solely for purposes of satisfying Treasury Regulations Section 1.860G-1(a)(4)(iii), the "latest possible maturity date" for each of the REMIC 1 Regular Interests. None of the REMIC 1 Regular Interests will be certificated.

========================== ============================ =========================== ==================================
                              Uncertificated REMIC        Initial Uncertificated
       Designation              Pass-Through Rate                Balance              Latest Possible Maturity Date
-------------------------- ---------------------------- --------------------------- ----------------------------------
          LT1AA                    Variable(2)                 $354,361,637.54                June 25, 2034
-------------------------- ---------------------------- --------------------------- ----------------------------------
          LT1A1                    Variable(2)                   $2,018,495.00                June 25, 2034
-------------------------- ---------------------------- --------------------------- ----------------------------------
          LT1A2                    Variable(2)                   $1,089,400.00                June 25, 2034
-------------------------- ---------------------------- --------------------------- ----------------------------------
          LT1M1                    Variable(2)                     $225,995.00                June 25, 2034
-------------------------- ---------------------------- --------------------------- ----------------------------------
          LT1M2                    Variable(2)                     $108,480.00                June 25, 2034
-------------------------- ---------------------------- --------------------------- ----------------------------------
          LT1M3                    Variable(2)                      $36,155.00                June 25, 2034
-------------------------- ---------------------------- --------------------------- ----------------------------------
          LT1M4                    Variable(2)                      $27,120.00                June 25, 2034
-------------------------- ---------------------------- --------------------------- ----------------------------------
          LT1M5                    Variable(2)                      $27,120.00                June 25, 2034
-------------------------- ---------------------------- --------------------------- ----------------------------------
          LT1M6                    Variable(2)                      $18,080.00                June 25, 2034
-------------------------- ---------------------------- --------------------------- ----------------------------------
          LT1M7                    Variable(2)                      $25,310.00                June 25, 2034
-------------------------- ---------------------------- --------------------------- ----------------------------------
          LT1ZZ                    Variable(2)                   $3,655,715.15                June 25, 2034
-------------------------- ---------------------------- --------------------------- ----------------------------------
         LT1SUB                    Variable(2)                       $6,599.18                June 25, 2034
-------------------------- ---------------------------- --------------------------- ----------------------------------
         LT1GRP                    Variable(2)                      $46,969.08                June 25, 2034
-------------------------- ---------------------------- --------------------------- ----------------------------------
         LT2SUB                    Variable(2)                       $3,561.62                June 25, 2034
-------------------------- ---------------------------- --------------------------- ----------------------------------
         LT2GRP                    Variable(2)                      $25,349.62                June 25, 2034
-------------------------- ---------------------------- --------------------------- ----------------------------------
          LT1XX                    Variable(2)                 $361,511,028.19                June 25, 2034
========================== ============================ =========================== ==================================

(1) Solely for purposes of Treasury Regulations Section 1.860G-1(a)(4)(iii), the Distribution Date in the month following the maturity date for the Mortgage Loan with the latest maturity date has been designated as the "latest possible maturity date" for each REMIC 1 Regular Interest.
(2) Calculated in accordance with the definition of "Uncertificated REMIC 1 Pass-Through Rate" herein.

                                     REMIC 2

         As provided herein, the Trustee shall make an election to treat the segregated pool of assets consisting of the REMIC 1 Regular Interests as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC 2." The Class R-2 Interest represents the sole class of "residual interests" in REMIC 2 for purposes of the REMIC Provisions.

         The following table sets forth (or describes) the Class designation, Certificate Interest Rate and Original Class Certificate Principal Balance for each Class of Certificates comprising the interests in the Trust Fund created hereunder:

============================== ============================ ======================= ==================================
                               Original Class Certificate    Certificate Interest             Assumed Final
            Class                   Principal Balance                Rate                    Maturity Dates
------------------------------ ---------------------------- ----------------------- ----------------------------------
A-1                                  $403,699,000.00                 (1)                        May 25, 2034
------------------------------ ---------------------------- ----------------------- ----------------------------------
A-2                                  $217,880,000.00                 (2)                        May 25, 2034
------------------------------ ---------------------------- ----------------------- ----------------------------------
M-1                                   $45,199,000.00                 (3)                       March 25, 2034
------------------------------ ---------------------------- ----------------------- ----------------------------------
M-2                                   $21,696,000.00                 (4)                      January 25, 2034
------------------------------ ---------------------------- ----------------------- ----------------------------------
M-3                                    $7,231,000.00                 (5)                      October 25, 2033
------------------------------ ---------------------------- ----------------------- ----------------------------------
M-4                                    $5,424,000.00                 (6)                       July 25, 2033
------------------------------ ---------------------------- ----------------------- ----------------------------------
M-5                                    $5,424,000.00                 (7)                        May 25, 2033
------------------------------ ---------------------------- ----------------------- ----------------------------------
M-6                                    $3,616,000.00                 (8)                     December 25, 2032
------------------------------ ---------------------------- ----------------------- ----------------------------------
M-7                                    $5,062,000.00                 (9)                       July 25, 2032
------------------------------ ---------------------------- ----------------------- ----------------------------------
CE                                         (10)                      (10)                          N/A
------------------------------ ---------------------------- ----------------------- ----------------------------------
P(11)                                      N/A                       N/A                           N/A
------------------------------ ---------------------------- ----------------------- ----------------------------------
R                                          N/A                       N/A                           N/A
------------------------------ ---------------------------- ----------------------- ----------------------------------
Total                                $723,187,015.39
============================== ============================ ======================= ==================================


(1) Interest will accrue on the Class A-1 Certificates during each Interest Accrual Period at a rate equal to the lesser of: (i) the Class A-1 Pass-Through Rate and (ii) the Group 1 Cap for such Distribution Date.
(2) Interest will accrue on the Class A-2 Certificates during each Interest Accrual Period at a rate equal to the lesser of: (i) the Class A-2 Pass-Through Rate and (ii) the Group 2 Cap for such Distribution Date.
(3) Interest will accrue on the Class M-1 Certificates during each Interest Accrual Period at a rate equal to the lesser of: (i) the Class M-1 Pass-Through Rate and (ii) the Pool Cap for such Distribution Date.
(4) Interest will accrue on the Class M-2 Certificates during each Interest Accrual Period at a rate equal to the lesser of: (i) the Class M-2 Pass-Through Rate and (ii) the Pool Cap for such Distribution Date.
(5) Interest will accrue on the Class M-3 Certificates during each Interest Accrual Period at a rate equal to the lesser of: (i) the Class M-3 Pass-Through Rate and (ii) the Pool Cap for such Distribution Date.
(6) Interest will accrue on the Class M-4 Certificates during each Interest Accrual Period at a rate equal to the lesser of: (i) the Class M-4 Pass-Through Rate and (ii) the Pool Cap for such Distribution Date.
(7) Interest will accrue on the Class M-5 Certificates during each Interest Accrual Period at a rate equal to the lesser of: (i) the Class M-5 Pass-Through Rate and (ii) the Pool Cap for such Distribution Date.
(8) Interest will accrue on the Class M-6 Certificates during each Interest Accrual Period at a rate equal to the lesser of: (i) the Class M-6 Pass-Through Rate and (ii) the Pool Cap for such Distribution Date.
(9) Interest will accrue on the Class M-7 Certificates during each Interest Accrual Period at a rate equal to the lesser of: (i) the Class M-7 Pass-Through Rate and (ii) the Pool Cap for such Distribution Date.
(10) Solely for REMIC purposes, the Class CE Certificates (i) will have an Original Class Certificate Principal Balance equal to the Initial Overcollateralization Amount and (ii) will bear interest on their Notional Amount.
(11) The Class P Certificate does not represent an interest in either of REMIC 1 or REMIC 2, but rather represents an interest in the Grantor Trust created hereunder.

                                   ARTICLE I

                                   DEFINITIONS

         Section 1.01 Defined Terms.

         Whenever used in this Agreement or in the Preliminary Statement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article. Interest on all Classes of REMIC 1 Regular Interests will be calculated on the basis of a 360-day year consisting of twelve 30-day months. Interest on all Regular Certificates will be calculated on the basis of the actual number of days in the related Interest Accrual Period and a 360-day year.

         "1933 Act": The Securities Act of 1933, as amended.

         "60+ Day Delinquent Loan": Each Mortgage Loan (including each Mortgage Loan in foreclosure and each Mortgage Loan for which the Mortgagor has filed for bankruptcy after the Closing Date) with respect to which any portion of a Monthly Payment is, as of the last day of the prior Collection Period, two months or more past due and each Mortgage Loan relating to an REO Property.

         "Account": Any of the Trust Collection Account, the DA Reserve Account, the Distribution Account, the Class A-2 Reserve Account, the Class M Reserve Account or the Escrow Account.

         "Accrued Certificate Interest": With respect to each Distribution Date and Class of Certificates, an amount equal to the interest accrued at the Certificate Interest Rate described opposite such Class in the table in the Preliminary Statement during the related Interest Accrual Period on the Certificate Principal Balance of such Class of Certificates, reduced by such Class' Interest Percentage of Relief Act Interest Shortfalls for such Distribution Date.

         "Adjustment Date": With respect to each Mortgage Loan, each adjustment date on which the Mortgage Interest Rate of such Mortgage Loan changes pursuant to the related Mortgage Note. The first Adjustment Date following the Cut-off Date as to each Mortgage Loan is set forth in the Mortgage Loan Schedules.

         "Advance": As to any Mortgage Loan, any advance made by the Servicer in respect of any Distribution Date pursuant to Section 4.07.

         "Adverse REMIC Event": As defined in Section 9.01(f) hereof.

         "Affiliate": With respect to any Person, any other Person controlling, controlled by or under common control with such Person. For purposes of this definition, "control" means the power to direct the management and policies of a Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise and "controlling" and "controlled" shall have meanings correlative to the foregoing.

         "Aggregate Overcollateralization Release Amount": With respect to any Distribution Date, the lesser of (i) the Principal Remittance Amount and (ii) the Overcollateralization Release Amount.

         "Agreement": This Pooling and Servicing Agreement and all amendments and supplements hereto.

         "Applicable Regulations": As to any Mortgage Loan, all federal, state and local laws, statutes, rules and regulations applicable thereto.

         "Applied Realized Loss Amount": With respect to each Distribution Date, the excess, if any, of (a) the aggregate of the Certificate Principal Balances of the Certificates (after giving effect to the distribution of the Principal Distribution Amount on such Distribution Date and any increase in any Certificate Principal Balance as a result of Subsequent Recoveries) over (b) the Pool Balance as of the end of the related Collection Period.

         "Assignment": An assignment of Mortgage, notice of transfer or equivalent instrument, in recordable form, which is sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect or record the sale of the Mortgage.

         "Assignment, Assumption and Recognition Agreement": The Assignment, Assumption and Recognition Agreement, dated July 30, 2004, among the Depositor, the Seller and the Originator.

         "Assumed Final Maturity Date": As to each Class of Certificates, the date set forth as such in the Preliminary Statement.

         "Available Funds": As to any Distribution Date, an amount equal to the excess of (i) the sum of (a) the aggregate of the Monthly Payments due during the related Collection Period and received on or prior to the related Determination Date by the Servicer, (b) Liquidation Proceeds, Insurance Proceeds, Condemnation Proceeds, Principal Prepayments, Substitution Adjustment Amounts, the Purchase Price for any repurchased Mortgage Loan, the Termination Price with respect to the termination of the Trust pursuant to Section 10.01 hereof and other unscheduled recoveries of principal and interest (excluding Prepayment Charges, Originator Prepayment Charge Payment Amounts, and Servicer Prepayment Charge Payment Amounts) in respect of the Mortgage Loans during the related Prepayment Period, (c) the aggregate of any amounts received in respect of an REO Property deposited in the Trust Collection Account for such Distribution Date, (d) any Compensating Interest for such Distribution Date, (e) the aggregate of any Advances made by the Servicer for such Distribution Date,
(f) the aggregate amount of DA Dividends deposited in the Distribution Account for such Distribution Date and (g) any Reimbursement Amount or Subsequent Recovery deposited into the Trust Collection Account during the related Prepayment Period over (ii) the sum of (a) amounts reimbursable or payable to the Servicer pursuant to Sections 3.05 or 6.03, (b) amounts reimbursable or payable to the Trustee pursuant to Section 8.05 (other than Trustee Fees) or
Section 9.01(c), (c) Stayed Funds, (d) the Servicing Fee and (e) amounts deposited in the Collection Account or the Distribution Account, as the case may be, in error.

         "Bankruptcy Code": Title 11 of the United States Code, as amended.

         "Book-Entry Certificates": Any of the Certificates that shall be registered in the name of the Depository or its nominee, the ownership of which is reflected on the books of the Depository or on the books of a Person maintaining an account with the Depository (directly, as a "Depository Participant," or indirectly, as an indirect participant in accordance with the rules of the Depository and as described in Section 5.02 hereof). On the Closing Date, the Class A-1, Class A-2, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Certificates shall be Book-Entry Certificates.

         "Business Day": Any day other than a Saturday, a Sunday or a day on which banking institutions in the State of New York, the State of California, the State of Texas or in the city in which the Corporate Trust Office of the Trustee is located are authorized or obligated by law or executive order to be closed.

         "Cap": Any of the Group 1 Cap, the Group 2 Cap or the Pool Cap.

         "Cap Amount": With respect to each Distribution Date and each Class of Class M Certificates, the product of (i) the Class M Yield Maintenance Agreement Payment for such Distribution Date and (ii) a fraction, the numerator of which is the Certificate Principal Balance of such Class immediately prior to such Distribution Date and the denominator of which is the aggregate Certificate Principal Balance of the Class M Certificates immediately prior to such Distribution Date.

         "Cap Carryover Amount": If on any Distribution Date, the Accrued Certificate Interest for any Offered Certificate is based upon a Cap, the excess of (i) the amount of interest such Certificate would have been entitled to receive on such Distribution Date based on the related Pass-Through Rate, over
(ii) the amount of interest such Certificate received on such Distribution Date based on the related Cap, together with the unpaid portion of any such excess from prior Distribution Dates (and interest accrued thereon at the then applicable Pass-Through Rate on such Certificate).

         "Certificate": Any Regular Certificate, Class P Certificate or Class R Certificate.

         "Certificate Custodian": Initially, JPMorgan Chase Bank; thereafter any other Certificate Custodian acceptable to the Depository and selected by the Trustee.

         "Certificate Interest Rate": With respect to each Distribution Date during the Interest Accrual Period and (a) each Class of Offered Certificates, a per annum rate equal to the lesser of (i) the related Pass-Through Rate and (ii) the applicable Cap for such Distribution Date, and (b) the Class CE Certificates, the related Pass-Through Rate.

         "Certificate Owner": With respect to each Book-Entry Certificate, any beneficial owner thereof.

         "Certificate Principal Balance": With respect to any Class of Certificates (other than the Class CE, Class P and Class R Certificates) and any Distribution Date, the Original Class Certificate Principal Balance (a) reduced by the sum of (i) all amounts actually distributed in respect of principal of such Class on all prior Distribution Dates and (ii) Applied Realized Loss Amounts allocated thereto for previous Distribution Dates and (b) increased by any Subsequent Recoveries allocated to such Class for previous Distribution Dates. The Class P and Class R Certificates do not have a Certificate Principal Balance. With respect to the Class CE Certificate and any Distribution Date, the excess, if any, of the then aggregate Uncertificated Principal Balances of the REMIC 1 Regular Interests over the aggregate Certificate Principal Balance of the Class A Certificates and the Class M Certificates then outstanding. With respect to any Certificate (other than a Class P or Class R Certificate) of a Class and any Distribution Date, the portion of the Certificate Principal Balance of such Class represented by such Certificate equal to the product of the Percentage Interest evidenced by such Certificate and the Certificate Principal Balance of such Class.

         "Certificate Register" and "Certificate Registrar": The register maintained and registrar appointed pursuant to Section 5.02 hereof.

         "Certificateholder" or "Holder": The Person in whose name a Certificate is registered in the Certificate Register, except that a Disqualified Organization or non-U.S. Person shall not be a Holder of the Class R Certificate for any purpose hereof.

         "Certification": As defined in Section 3.31(b) hereof.

         "Class": Collectively, Certificates or REMIC Regular Interests which have the same priority of payment and bear the same class designation and the form of which is identical except for variation in the Percentage Interest evidenced thereby.

         "Class A-1 Certificate Margin": For each Distribution Date (i) on or prior to the Optional Termination Date, 0.360% per annum, and (ii) following the Optional Termination Date, 0.720% per annum.

         "Class A-1 Pass-Through Rate": For each Distribution Date, a rate per annum equal to the lesser of (a) One-Month LIBOR as of the related LIBOR Determination Date, plus the Class A-1 Certificate Margin and (b) the Group 1 Maximum Rate Cap.

         "Class A-2 Certificate Margin": For each Distribution Date (i) on or prior to the Optional Termination Date, 0.370% per annum, and (ii) following the Optional Termination Date, 0.740% per annum.

         "Class A-2 Pass-Through Rate": For each Distribution Date, a rate per annum equal to the lesser of (a) One-Month LIBOR as of the related LIBOR Determination Date, plus the Class A-2 Certificate Margin and (b) the Group 2 Maximum Rate Cap.

         "Class A-2 Reserve Account": The trust account created and maintained by the Trustee pursuant to Section 3.04(g) which shall be entitled "Class A-2 Reserve Account, JPMorgan Chase Bank, as Trustee, in trust for registered Holders of the Class A-2 Certificates of the ABFC 2004-FF1 Trust, ABFC Asset-Backed Certificates, Series 2004-FF1" and which must be an Eligible Account. Amounts on deposit in the Class A-2 Reserve Account shall not be invested. The Class A-2 Reserve Account shall not be an asset of any REMIC formed under this Agreement.

         "Class A-2 Yield Maintenance Agreement": The interest rate cap agreement between the Trustee, on behalf of the Trust, and the Class A-2 Yield Maintenance Agreement Provider substantially in the form attached hereto as Exhibit N. The Class A-2 Yield Maintenance Agreement shall not be an asset of any REMIC formed under this Agreement.

         "Class A-2 Yield Maintenance Agreement Payment": On each Distribution Date through the Distribution Date in November 2006, the amount equal to the product of (a) the excess of the lesser of (i) One-Month LIBOR and (ii) 7.63% over the strike rate for such Distribution Date set forth on the schedule attached to the confirmation to the Class A-2 Yield Maintenance Agreement for such Distribution Date, (b) the product of the cap notional amount and the scale factor, both as set forth on the schedule attached to the confirmation to the Class A-2 Yield Maintenance Agreement for such Distribution Date and (c) a fraction, the numerator of which is the actual number of days elapsed since the previous Distribution Date (or the Closing Date, in the case of the first Distribution Date) to but excluding the current Distribution Date and the denominator of which is 360.

         "Class A-2 Yield Maintenance Agreement Provider": Swiss Re Financial Products Corporation and any successor thereto.

         "Class A Certificate": Any one of the Certificates with an "A" designated on the face thereof substantially in the form annexed hereto as Exhibits A-1 and A-2, executed by the Trustee on behalf of the Trust and authenticated and delivered by the Certificate Registrar, representing the right to distributions as set forth herein and therein.

         "Class A Certificateholders": Collectively, the Holders of the Class A Certificates.

         "Class CE Certificates": Any one of the Class CE Certificates as designated on the face thereof substantially in the form annexed hereto as Exhibit C-1, executed by the Trustee on behalf of the Trust and authenticated and delivered by the Certificate Registrar, representing the right to distributions as set forth herein and therein and representing an interest in REMIC 2.

         "Class CE Distributable Amount": With respect to any Distribution Date, the sum of (i) the interest accrued on such Class CE Certificate at its Pass-Through Rate calculated on its Notional Amount less the amount (without duplication) of Cap Carryover Amounts paid pursuant to Section 4.02(b)(xxiv),
(ii) any remaining Aggregate Overcollateralization Release Amounts, (iii) the aggregate of amounts remaining in the Class A-2 Reserve Account after the distributions in Section 3.04(g)(i)(A), as specified in Section 3.04(g)(i)(C) and (iv) the aggregate of amounts remaining in the Class M Reserve Account after the distributions in Section 3.04(g)(i)(B), as specified in Section 3.04(g)(i)(C).

         "Class M Certificate": Any one of the Certificates with an "M" designated on the face thereof substantially in the form annexed hereto as Exhibit B-1, Exhibit B-2, Exhibit B-3, Exhibit B-4, Exhibit B-5, Exhibit B-6 and Exhibit B-7, executed by the Trustee on behalf of the Trust and authenticated and delivered by the Certificate Registrar, representing the right to distributions as set forth herein and therein and representing an interest in REMIC 2.

         "Class M Certificateholders": Collectively, the Holders of the Class M Certificates.

         "Class M Reserve Account": The trust account created and maintained by the Trustee pursuant to Section 3.04(g) which shall be entitled "Class M Reserve Account, JPMorgan Chase Bank, as Trustee, in trust for registered Holders of the Class M Certificates of the ABFC 2004-FF1 Trust, ABFC Asset-Backed Certificates, Series 2004-FF1" and which must be an Eligible Account. Amounts on deposit in the Class M Reserve Account shall not be invested. The Class M Reserve Account shall not be an asset of any REMIC formed under this Agreement.

         "Class M Yield Maintenance Agreement": The interest rate cap agreement between the Trustee, on behalf of the Trust, and the Class M Yield Maintenance Agreement Provider substantially in the form attached hereto as Exhibit N. The Class M Yield Maintenance Agreement shall not be an asset of any REMIC formed under this Agreement.

                  "Class M Yield Maintenance Agreement Payment": On each Distribution Date through the Distribution Date in November 2006, the amount equal to the product of (a) the excess of the lesser of (i) One-Month LIBOR and
(ii) 7.04% over the strike rate for such Distribution Date set forth on the schedule attached to the confirmation to the Class M Yield Maintenance Agreement for such Distribution Date, (b) the product of the cap notional amount and the scale factor, both as set forth on the schedule attached to the confirmation to the Class M Yield Maintenance Agreement for such Distribution Date and (c) a fraction, the numerator of which is the actual number of days elapsed since the previous Distribution Date (or the Closing Date, in the case of the first Distribution Date) to but excluding the current Distribution Date and the denominator of which is 360.

         "Class M Yield Maintenance Agreement Provider": Swiss Re Financial Products Corporation and any successor thereto.

         "Class M-1 Applied Realized Loss Amount": As to the Class M-1 Certificates and as of any Distribution Date, the lesser of (x) the Certificate Principal Balance thereof (after taking into account the distribution of the Principal Distribution Amount on such Distribution Date and any increase in Certificate Principal Balance as a result of Subsequent Recoveries, but prior to the application of the Class M-1 Applied Realized Loss Amount, if any, on such Distribution Date) and (y) the excess of (i) the Applied Realized Loss Amount as of such Distribution Date over (ii) the sum of the Class M-2 Applied Realized Loss Amount, the Class M-3 Applied Realized Loss Amount, the Class M-4 Applied Realized Loss Amount, the Class M-5 Applied Realized Loss Amount, the Class M-6 Applied Realized Loss Amount and the Class M-7 Applied Realized Loss Amount, in each case as of such Distribution Date.

         "Class M-1 Certificate Margin": For each Distribution Date (i) on or prior to the Optional Termination Date, 0.700% per annum, and (ii) following the Optional Termination Date, 1.050% per annum.

         "Class M-1 Pass-Through Rate": For each Distribution Date, the lesser of (a) One-Month LIBOR as of the related LIBOR Determination Date, plus the Class M-1 Certificate Margin and (b) the Pool Maximum Rate Cap.

         "Class M-1 Principal Distribution Amount": As of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the sum of (i) the Certificate Principal Balances of the Class A Certificates (after taking into account the payment of the Senior Principal Distribution Amount on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 84.40% and (ii) the Pool Balance as of the last day of the related Collection Period and (B) the Pool Balance as of the last day of the related Collection Period minus the product of 0.50% and the Cut-off Date Aggregate Principal Balance.

         "Class M-1 Realized Loss Amortization Amount": As to the Class M-1 Certificates and as of any Distribution Date, the lesser of (x) the Unpaid Realized Loss Amount for the Class M-1 Certificates as of such Distribution Date and (y) the excess of (i) the Monthly Excess Cashflow Amount over (ii) the sum of the amounts described in Section 4.02(b)(i) through (iv) hereof, in each case for such Distribution Date.

         "Class M-2 Applied Realized Loss Amount": As to the Class M-2 Certificates and as of any Distribution Date, the lesser of (x) the Certificate Principal Balance thereof (after taking into account the distribution of the Principal Distribution Amount on such Distribution Date and any increase in Certificate Principal Balance as a result of Subsequent Recoveries, but prior to the application of the Class M-2 Applied Realized Loss Amount, if any, on such Distribution Date) and (y) the excess of (i) the related Applied Realized Loss Amount as of such Distribution Date over (ii) the sum of the Class M-3 Applied Realized Loss Amount, the Class M-4 Applied Realized Loss Amount, the Class M-5 Applied Realized Loss Amount, the Class M-6 Applied Realized Loss Amount and the Class M-7 Applied Realized Loss Amount as of such Distribution Date.

         "Class M-2 Certificate Margin": For each Distribution Date (i) on or prior to the Optional Termination Date, 1.450% per annum, and (ii) following the Optional Termination Date, 2.175% per annum.

         "Class M-2 Pass-Through Rate": For each Distribution Date, the lesser of (a) One-Month LIBOR as of the related LIBOR Determination Date, plus the Class M-2 Certificate Margin and (b) the Pool Maximum Rate Cap.

         "Class M-2 Principal Distribution Amount": As of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the sum of (i) the Certificate Principal Balances of the Class A Certificates (after taking into account the payment of the Senior Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date) and (iii) the Certificate Principal Balance of the Class M-2 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 90.40% and (ii) the Pool Balance as of the last day of the related Collection Period and (B) the Pool Balance as of the last day of the related Collection Period minus the product of 0.50% and the Cut-off Date Aggregate Principal Balance.

         "Class M-2 Realized Loss Amortization Amount": As to the Class M-2 Certificates and as of any Distribution Date, the lesser of (x) the Unpaid Realized Loss Amount for the Class M-2 Certificates as of such Distribution Date and (y) the excess of (i) the Monthly Excess Cashflow Amount over (ii) the sum of the amounts described in Section 4.02(b)(i) through (vii) hereof, in each case for such Distribution Date.

         "Class M-3 Applied Realized Loss Amount": As to the Class M-3 Certificates and as of any Distribution Date, the lesser of (x) the Certificate Principal Balance thereof (after taking into account the distribution of the Principal Distribution Amount on such Distribution Date and any increase in Certificate Principal Balance as a result of Subsequent Recoveries, but prior to the application of the Class M-3 Applied Realized Loss Amount, if any, on such Distribution Date) and (y) the excess of (i) the related Applied Realized Loss Amount as of such Distribution Date over (ii) the sum of the Class M-4 Applied Realized Loss Amount, the Class M-5 Applied Realized Loss Amount, the Class M-6 Applied Realized Loss Amount and the Class M-7 Applied Realized Loss Amount as of such Distribution Date.

         "Class M-3 Certificate Margin": For each Distribution Date (i) on or prior to the Optional Termination Date, 1.650% per annum, and (ii) following the Optional Termination Date, 2.475% per annum.

         "Class M-3 Pass-Through Rate": For each Distribution Date, the lesser of (a) One-Month LIBOR as of the related LIBOR Determination Date, plus the Class M-3 Certificate Margin and (b) the Pool Maximum Rate Cap.

         "Class M-3 Principal Distribution Amount": As of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the sum of (i) the sum of the Certificate Principal Balances of the Class A Certificates (after taking into account the payment of the Senior Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution
Date), (iii) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), and (iv) the Certificate Principal Balance of the Class M-3 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 92.40% and (ii) the Pool Balance as of the last day of the related Collection Period and (B) the Pool Balance as of the last day of the related Collection Period minus the product of 0.50% and the Cut-off Date Aggregate Principal Balance.

         "Class M-3 Realized Loss Amortization Amount": As to the Class M-3 Certificates and as of any Distribution Date, the lesser of (x) the Unpaid Realized Loss Amount for the Class M-3 Certificates as of such Distribution Date and (y) the excess of (i) the Monthly Excess Cashflow Amount over (ii) the sum of the amounts described in Section 4.02(b)(i) through (x) hereof, in each case for such Distribution Date.

         "Class M-4 Applied Realized Loss Amount": As to the Class M-4 Certificates and as of any Distribution Date, the lesser of (x) the Certificate Principal Balance thereof (after taking into account the distribution of the Principal Distribution Amount on such Distribution Date and any increase in Certificate Principal Balance as a result of Subsequent Recoveries, but prior to the application of the Class M-4 Applied Realized Loss Amount, if any, on such Distribution Date) and (y) the excess of (i) the related Applied Realized Loss Amount as of such Distribution Date over (ii) the sum of the Class M-5 Applied Realized Loss Amount, the Class M-6 Applied Realized Loss Amount and the Class M-7 Applied Realized Loss Amount as of such Distribution Date.

         "Class M-4 Certificate Margin": For each Distribution Date (i) on or prior to the Optional Termination Date, 2.500% per annum, and (ii) following the Optional Termination Date, 3.750% per annum.

         "Class M-4 Pass-Through Rate": For each Distribution Date, the lesser of (a) One-Month LIBOR as of the related LIBOR Determination Date, plus the Class M-4 Certificate Margin and (b) the Pool Maximum Rate Cap.

         "Class M-4 Principal Distribution Amount": As of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the sum of (i) the sum of the Certificate Principal Balances of the Class A Certificates (after taking into account the payment of the Senior Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution
Date), (iii) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (iv) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date) and (v) the Certificate Principal Balance of the Class M-4 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 93.90% and (ii) the Pool Balance as of the last day of the related Collection Period and (B) the Pool Balance as of the last day of the related Collection Period minus the product of 0.50% and the Cut-off Date Aggregate Principal Balance.

         "Class M-4 Realized Loss Amortization Amount": As to the Class M-4 Certificates and as of any Distribution Date, the lesser of (x) the Unpaid Realized Loss Amount for the Class M-4 Certificates as of such Distribution Date and (y) the excess of (i) the Monthly Excess Cashflow Amount over (ii) the sum of the amounts described in Section 4.02(b)(i) through (xiii) hereof, in each case for such Distribution Date.

         "Class M-5 Applied Realized Loss Amount": As to the Class M-5 Certificates and as of any Distribution Date, the lesser of (x) the Certificate Principal Balance thereof (after taking into account the distribution of the Principal Distribution Amount on such Distribution Date and any increase in Certificate Principal Balance as a result of Subsequent Recoveries, but prior to the application of the Class M-5 Applied Realized Loss Amount, if any, on such Distribution Date) and (y) the excess of (i) the related Applied Realized Loss Amount as of such Distribution Date over (ii) the sum of the Class M-6 Applied Realized Loss Amount and the Class M-7 Applied Realized Loss Amount as of such Distribution Date.

         "Class M-5 Certificate Margin": For each Distribution Date (i) on or prior to the Optional Termination Date, 3.250% per annum, and (ii) following the Optional Termination Date, 4.875% per annum.

         "Class M-5 Pass-Through Rate": For each Distribution Date, the lesser of (a) One-Month LIBOR as of the related LIBOR Determination Date, plus the Class M-5 Certificate Margin and (b) the Pool Maximum Rate Cap.

         "Class M-5 Principal Distribution Amount": As of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the sum of (i) the sum of the Certificate Principal Balances of the Class A Certificates (after taking into account the payment of the Senior Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution
Date), (iii) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (iv) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (v) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution
Date) and (vi) the Certificate Principal Balance of the Class M-5 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 95.40% and (ii) the Pool Balance as of the last day of the related Collection Period and (B) the Pool Balance as of the last day of the related Collection Period minus the product of 0.50% and the Cut-off Date Aggregate Principal Balance.

         "Class M-5 Realized Loss Amortization Amount": As to the Class M-5 Certificates and as of any Distribution Date, the lesser of (x) the Unpaid Realized Loss Amount for the Class M-5 Certificates as of such Distribution Date and (y) the excess of (i) the Monthly Excess Cashflow Amount over (ii) the sum of the amounts described in Section 4.02(b)(i) through (xvi) hereof, in each case for such Distribution Date.

         "Class M-6 Applied Realized Loss Amount": As to the Class M-6 Certificates and as of any Distribution Date, the lesser of (x) the Certificate Principal Balance thereof (after taking into account the distribution of the Principal Distribution Amount on such Distribution Date and any increase in Certificate Principal Balance as a result of Subsequent Recoveries, but prior to the application of the Class M-6 Applied Realized Loss Amount, if any, on such Distribution Date) and (y) the Class M-7 Applied Realized Loss Amount as of such Distribution Date.

         "Class M-6 Certificate Margin": For each Distribution Date (i) on or prior to the Optional Termination Date, 3.500% per annum, and (ii) following the Optional Termination Date, 5.250% per annum.

         "Class M-6 Pass-Through Rate": For each Distribution Date, the lesser of (a) One-Month LIBOR as of the related LIBOR Determination Date, plus the Class M-6 Certificate Margin and (b) the Pool Maximum Rate Cap.

         "Class M-6 Principal Distribution Amount": As of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the sum of (i) the sum of the Certificate Principal Balances of the Class A Certificates (after taking into account the payment of the Senior Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution
Date), (iii) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (iv) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (v) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution
Date), (vi) the Certificate Principal Balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date) and (vii) the Certificate Principal Balance of the Class M-6 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 96.40% and (ii) the Pool Balance as of the last day of the related Collection Period and (B) the Pool Balance as of the last day of the related Collection Period minus the product of 0.50% and the Cut-off Date Aggregate Principal Balance.

         "Class M-6 Realized Loss Amortization Amount": As to the Class M-6 Certificates and as of any Distribution Date, the lesser of (x) the Unpaid Realized Loss Amount for the Class M-6 Certificates as of such Distribution Date and (y) the excess of (i) the Monthly Excess Cashflow Amount over (ii) the sum of the amounts described in Section 4.02(b)(i) through (xix) hereof, in each case for such Distribution Date.

         "Class M-7 Applied Realized Loss Amount": As to the Class M-7 Certificates and as of any Distribution Date, the lesser of (x) the Certificate Principal Balance thereof (after taking into account the distribution of the Principal Distribution Amount on such Distribution Date and any increase in Certificate Principal Balance as a result of Subsequent Recoveries, but prior to the application of the Class M-7 Applied Realized Loss Amount, if any, on such Distribution Date) and (y) the Applied Realized Loss Amount as of such Distribution Date.

         "Class M-7 Certificate Margin": For each Distribution Date (i) on or prior to the Optional Termination Date, 3.500% per annum, and (ii) following the Optional Termination Date, 5.250% per annum.

         "Class M-7 Pass-Through Rate": For each Distribution Date, the lesser of (a) One-Month LIBOR as of the related LIBOR Determination Date, plus the Class M-7 Certificate Margin and (b) the Pool Maximum Rate Cap.

         "Class M-7 Principal Distribution Amount": As of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the sum of (i) the sum of the Certificate Principal Balances of the Class A Certificates (after taking into account the payment of the Senior Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution
Date), (iii) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (iv) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (v) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution
Date), (vi) the Certificate Principal Balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (vii) the Certificate Principal Balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date) and (viii) the Certificate Principal Balance of the Class M-7 Certificates the immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 97.80% and (ii) the Pool Balance as of the last day of the related Collection Period and (B) the Pool Balance as of the last day of the related Collection Period minus the product of 0.50% and the Cut-off Date Aggregate Principal Balance.

         "Class M-7 Realized Loss Amortization Amount": As to the Class M-7 Certificates and as of any Distribution Date, the lesser of (x) the Unpaid Realized Loss Amount for the Class M-7 Certificates as of such Distribution Date and (y) the excess of (i) the Monthly Excess Cashflow Amount over (ii) the sum of the amounts described in Section 4.02(b)(i) through (xxii) hereof, in each case for such Distribution Date.

         "Class P Certificate": Any one of the Certificates with a "P" designated on the face thereof substantially in the form annexed hereto as Exhibit C-2, executed by the Trustee on behalf of the Trust and authenticated and delivered by the Certificate Registrar, representing the right to distributions as set forth herein and therein and representing an interest in the Grantor Trust.

         "Class R Certificate": The Class R Certificate executed by the Trustee on behalf of the Trust, and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit C-3 and evidencing the ownership of the Residual Interest in each of REMIC 1 and REMIC
2. The Class R Certificate represents the ownership of the Class R-1 Interest and the Class R-2 Interest.

         "Class R-1 Interest": The uncertificated residual interest in REMIC 1.

         "Class R-2 Interest": The uncertificated residual interest in REMIC 2.

         "Closing Date": July 30, 2004.

         "Code": The Internal Revenue Code of 1986, as it may be amended from time to time.

         "Collection Accounts": The accounts created and maintained by the Servicer pursuant to Section 3.04, the first of which (referred to herein as the "Trust Collection Account") shall be entitled "Collection Account, Countrywide Home Loans Servicing LP, as Servicer for the Trust under the Pooling and Servicing Agreement dated as of July 1, 2004, among Asset Backed Funding Corporation, as Depositor, Countrywide Home Loans Servicing LP, as Servicer, and JPMorgan Chase Bank, as Trustee, in trust for registered Holders of ABFC 2004-FF1 Trust, ABFC Asset-Backed Certificates, Series 2004-FF1," and the second of which (referred to herein as the "DA Reserve Account") shall be entitled "DA Reserve Account, Countrywide Home Loans Servicing LP, as Servicer for the Trust under the Pooling and Servicing Agreement dated as of July 1, 2004, among Asset Backed Funding Corporation, as Depositor, Countrywide Home Loans Servicing LP, as Servicer, and JPMorgan Chase Bank, as Trustee, in trust for registered holders of ABFC 2004-FF1 Trust, ABFC Asset Backed Certificates, Series 2004-FF1 and various Mortgagers under the DA Dividend Program," and each of which must be an Eligible Account.

         "Collection Period": With respect to any Distribution Date, the period from the second day of the calendar month preceding the month in which such Distribution Date occurs through the first day of the month in which such Distribution Date occurs.

         "Compensating Interest": As defined in Section 3.23 hereof.

         "Condemnation Proceeds": All awards or settlements in respect of a taking of a Mortgaged Property by exercise of the power of eminent domain or condemnation.

         "Corporate Trust Office": The principal corporate trust office of the Trustee at which at any particular time its corporate trust business in connection with this Agreement shall be administered, which office at the date of the execution of this instrument is located at 4 New York Plaza, 6th Floor, New York, New York 10004-2477, Attention: Institutional Trust Services/Global Debt--ABFC 2004-FF1 or at such other address as the Trustee may designate from time to time by notice to the Certificateholders, the Depositor and the Servicer.

         "Corresponding Classes": With respect to REMIC 1 and REMIC 2, the following Classes shall be Corresponding Classes:

------------------------------------------------------------ ---------------------------------------------------------
                                                             CORRESPONDING REMIC 2 CLASSES
CORRESPONDING REMIC 1 CLASSES
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------

LT1A1                                                        Class A-1 Certificates
------------------------------------------------------------ ---------------------------------------------------------

LT1A2                                                        Class A-2 Certificates
------------------------------------------------------------ ---------------------------------------------------------

LT1M1                                                        Class M-1 Certificates
------------------------------------------------------------ ---------------------------------------------------------

LT1M2                                                        Class M-2 Certificates
------------------------------------------------------------ ---------------------------------------------------------

LT1M3                                                        Class M-3 Certificates
------------------------------------------------------------ ---------------------------------------------------------

LT1M4                                                        Class M-4 Certificates
------------------------------------------------------------ ---------------------------------------------------------

LT1M5                                                        Class M-5 Certificates
------------------------------------------------------------ ---------------------------------------------------------

LT1M6                                                        Class M-6 Certificates
------------------------------------------------------------ ---------------------------------------------------------

LT1M7                                                        Class M-7 Certificates
------------------------------------------------------------ ---------------------------------------------------------

         "Credit Risk Manager": The Murrayhill Company, a Colorado corporation.

         "Credit Risk Manager Fee": The fee payable to the Credit Risk Manager on each Distribution Date for its services as Credit Risk Manager, in an amount equal to the product of (i) one-twelfth of the Credit Risk Manager Fee Rate and
(ii) the Pool Balance as of the opening of business on the first day of the related Collection Period.

         "Credit Risk Manager Fee Rate": With respect to any Distribution Date, 0.0165% per annum.

         "Credit Risk Management Agreement": The Credit Risk Management Agreement between the Servicer and the Credit Risk Manager dated as of July 30, 2004.

         "Cut-off Date": July 1, 2004.

         "Cut-off Date Aggregate Principal Balance": The aggregate of the Cut-off Date Principal Balances of the Mortgage Loans.

         "Cut-off Date Principal Balance": With respect to any Mortgage Loan, the unpaid principal balance thereof as of the Cut-off Date after application of funds received or advanced on or before such date (or as of the applicable date of substitution with respect to an Eligible Substitute Mortgage Loan).

         "DA Anniversary Dates": With respect to a DAD Mortgage Loan, each of the first four yearly anniversary dates of the due date of the first Monthly Payment due on such Mortgage Loan.

         "DA Dividend": With respect to a DAD Mortgage Loan, that amount of the Monthly Payment derived from interest collections determined in accordance with the following formula:

Monthly DA     =     DA Dividend Rate of the DAD Mortgage Loan     x     interest collections on the DAD Mortgage Loan received
Dividend             Mortgage Interest Rate in effect during the         by the Servicer in the immediately preceding Collection
                     immediately preceding Collection Period             Period


         "DA Dividend Rate": The percentage rate set forth in the following table taking into account the DA Anniversary Date and the Rate Type of the DAD Mortgage Loan:

------------------------ -------------------------- ----------------------------
                                RATE TYPE                    RATE TYPE
------------------------ -------------------------- ----------------------------

  DA Anniversary Date           2/28 LIBOR                  3/27 LIBOR
------------------------ -------------------------- ----------------------------

           1                      0.25%                        0.25%
------------------------ -------------------------- ----------------------------

           2                      0.25%                        0.25%
------------------------ -------------------------- ----------------------------

           3                      1.00%                        0.25%
------------------------ -------------------------- ----------------------------

           4                      0.25%                        1.00%
------------------------ -------------------------- ----------------------------

         "DA Forfeiture Event": Any of the following events associated with a DAD Mortgage Loan: (i) prepayment of the DAD Mortgage Loan in full prior to any of its DA Anniversary Dates; (ii) any acceleration of payments due under the DAD Mortgage Loan instituted by the Servicer or the Trustee, which acceleration remains in effect on a DA Anniversary Date; (iii) the occurrence of a payment default under the DAD Mortgage Loan, which default is continuing on a DA Anniversary Date; or (iv) the failure of the Mortgagor to make a scheduled Monthly Payment in full on a DAD Mortgage Loan by the 17th day of the month in which a DA Anniversary Date of the DAD Mortgage Loan occurs.

         "DA Reserve Account": A Custodial Account established and maintained by the Servicer pursuant to Section 3.04 for the purpose of depositing any Direct Access Dividends collected under the DAD Mortgage Loans.

         "DAD": The Direct Access Dividend Program of the Originator.

         "DAD Mortgage Loan": A Mortgage Loan originated under and qualifying for DA Dividends under the DAD.

         "Debt Service Reduction": With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction resulting from a Deficient Valuation.

         "Defective Mortgage Loan": A Mortgage Loan replaced or to be replaced by one or more Eligible Substitute Mortgage Loans.

         "Deficient Valuation": With respect to any Mortgage Loan, a valuation of the related Mortgaged Property by a court of competent jurisdiction in an amount less than the then outstanding principal balance of the Mortgage Loan, which valuation results from a proceeding initiated under the Bankruptcy Code.

         "Definitive Certificates": As defined in Section 5.02(c) hereof.

         "Delinquent": Any Mortgage Loan with respect to which the Monthly Payment due on a Due Date is not made by the close of business on the next scheduled Due Date for such Mortgage Loan.

         "Depositor": Asset Backed Funding Corporation, a Delaware corporation, or any successor in interest.

         "Depository": The initial depository shall be The Depository Trust Company, whose nominee is Cede & Co., or any other organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act. The Depository shall initially be the registered Holder of the Book-Entry Certificates. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York.

         "Depository Participant": A broker, dealer, bank or other financial institution or other person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

         "Determination Date": With respect to any Distribution Date, the 15th day of the calendar month in which such Distribution Date occurs or, if such 15th day is not a Business Day, the Business Day immediately preceding such 15th day.

         "Directly Operate": With respect to any REO Property, the furnishing or rendering of services to the tenants thereof, the management or operation of such REO Property, the holding of such REO Property primarily for sale to customers, the performance of any construction work thereon or any use of such REO Property in a trade or business conducted by the Trust other than through an Independent Contractor; provided, however, that the Trustee (or the Servicer under this Agreement) shall not be considered to Directly Operate an REO Property solely because the Trustee (or the Servicer under this Agreement) establishes rental terms, chooses tenants, enters into or renews leases, deals with taxes and insurance, or makes decisions as to repairs or capital expenditures with respect to such REO Property.

         "Disqualified Organization": A "disqualified organization" under
Section 860E of the Code, which as of the Closing Date is any of: (i) the United States, any state or political subdivision thereof, any possession of the United States, any foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (ii) any organization (other than a cooperative described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code unless such organization is subject to the tax imposed by Section 511 of the Code, (iii) any organization described in Section 1381(a)(2)(C) of the Code, or (iv) any other Person so designated by the Trustee based upon an Opinion of Counsel provided by nationally recognized counsel to the Trustee that the holding of an ownership interest in the Class R Certificate by such Person may cause the Trust Fund or any Person having an ownership interest in any Class of Certificates (other than such Person) to incur liability for any federal tax imposed under the Code that would not otherwise be imposed but for the transfer of an ownership interest in the Class R Certificate to such Person. A corporation will not be treated as an instrumentality of the United States or of any state or political subdivision thereof if all of its activities are subject to tax and a majority of its board of directors is not selected by a governmental unit. The term "United States," "state" and "international organization" shall have the meanings set forth in Section 7701 of the Code.

         "Distribution Account": The trust account or accounts created and maintained by the Trustee pursuant to Section 3.04(b) which shall be entitled "Distribution Account, JPMorgan Chase Bank, as Trustee, in trust for the registered Holders of ABFC 2004-FF1 Trust, ABFC Asset-Backed Certificates, Series 2004-FF1" and which must be an Eligible Account.

         "Distribution Date": The 25th day of any calendar month, or if such 25th day is not a Business Day, the Business Day immediately following such 25th day, commencing in August 2004.

         "Distribution Date Statement": As defined in Section 4.06(a) hereof.

         "Due Date": With respect to each Mortgage Loan and any Distribution Date, the day of the calendar month in which such Distribution Date occurs on which the Monthly Payment for such Mortgage Loan was due, exclusive of any grace period.

         "Eligible Account": Any of (i) an account or accounts maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the short-term unsecured debt obligations of such holding company) are rated "A-1+" by S&P and "F-1+" by Fitch (or comparable ratings if S&P and Fitch are not the Rating Agencies) by each of the Rating Agencies at the time any amounts are held on deposit therein, (ii) an account or accounts the deposits in which are fully insured by the FDIC, (iii) a trust account or accounts maintained with the trust department of a federal or state chartered depository institution, national banking association or trust company acting in its fiduciary capacity or (iv) an account otherwise acceptable to each Rating Agency without reduction or withdrawal of their then current ratings of the Certificates as evidenced by a letter from each Rating Agency to the Trustee and the NIMS Insurer. Eligible Accounts may bear interest.

         "Eligible Investments": Any one or more of the following obligations or securities acquired at a purchase price of not greater than par, regardless of whether issued or managed by the Depositor, the Servicer, the NIMS Insurer, the Trustee or any of their respective Affiliates or for which an Affiliate of the Trustee serves as an advisor:

                  (i) direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States;

                  (ii) (A) demand and time deposits in, certificates of deposit of, bankers' acceptances issued by or federal funds sold by any depository institution or trust company (including the Trustee or its agents acting in their respective commercial capacities) incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state authorities, so long as, at the time of such investment or contractual commitment providing for such investment, such depository institution or trust company or its ultimate parent has a short-term uninsured debt rating in one of the two highest available rating categories of S&P and the highest available rating category of Fitch and provided that each such investment has an original maturity of no more than 365 days and
         (B) any other demand or time deposit or deposit which is fully insured by the FDIC;

                  (iii) repurchase obligations with a term not to exceed 30 days with respect to any security described in clause (i) above and entered into with a depository institution or trust company (acting as principal) rated "A" or higher by S&P and "A+" or higher by Fitch, provided, however, that collateral transferred pursuant to such repurchase obligation must be of the type described in clause (i) above and must (A) be valued daily at current market prices plus accrued interest or (B) pursuant to such valuation, be equal, at all times, to 105% of the cash transferred by the Trustee in exchange for such collateral and (C) be delivered to the Trustee or, if the Trustee is supplying the collateral, an agent for the Trustee, in such a manner as to accomplish perfection of a security interest in the collateral by possession of certificated securities;

                  (iv) securities bearing interest or sold at a discount that are issued by any corporation incorporated under the laws of the United States of America or any State thereof and that are rated by each Rating Agency in its highest long-term unsecured rating categories at the time of such investment or contractual commitment providing for such investment;

                  (v) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than 30 days after the date of acquisition thereof) that is rated by each Rating Agency in its highest short-term unsecured debt rating available at the time of such investment;

                  (vi) units of money market funds registered under the Investment Company Act of 1940 (including funds managed or advised by the Trustee or affiliates thereof) that, if rated by each Rating Agency, are rated in its highest rating category (if so rated by such Rating Agency); and

                  (vii) if previously confirmed in writing to the Trustee and consented to by the NIMS Insurer, any other demand, money market or time deposit, or any other obligation, security or investment, as may be acceptable to the Rating Agencies in writing as an eligible investment of funds backing securities having ratings equivalent to its highest initial rating of the Senior Certificates;

provided, that no instrument described hereunder shall evidence either the right to receive (a) only interest with respect to the obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provide a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations.

         "Eligible Substitute Mortgage Loan": A mortgage loan substituted for a Defective Mortgage Loan pursuant to the terms of this Agreement which must, on the date of such substitution, (i) have an outstanding principal balance, after application of all scheduled payments of principal and interest due during or prior to the month of substitution, not in excess of, and not more than 5% less than, the outstanding principal balance of the Defective Mortgage Loan as of the Due Date in the calendar month during which the substitution occurs, (ii) have the same Due Date as the Defective Mortgage Loan, (iii) have a Maximum Mortgage Interest Rate not less than the Maximum Mortgage Interest Rate for the Defective Mortgage Loan, (iv) have a Minimum Mortgage Interest Rate not less than the Minimum Mortgage Interest Rate of the Defective Mortgage Loan, (v) have a Gross Margin equal to or greater than the Gross Margin of the Defective Mortgage Loan,
(vi) have the same Index as the Defective Mortgage Loan, (vii) have a next Adjustment Date not more than two months later than the next Adjustment Date on the Defective Mortgage Loan, an Eligible Substitute Mortgage Loan must have all Adjustment Dates occurring during the same Interest Accrual Period during which Adjustment Dates occur with respect to the substituted Mortgage Loan, (viii) have a remaining term to maturity not greater than (and not more than one year less than) that of the Defective Mortgage Loan, (ix) be current as of the date of substitution, (x) have a Loan-to-Value Ratio as of the date of substitution equal to or lower than the Loan-to-Value Ratio of the Defective Mortgage Loan as of such date, (xi) have a risk grading at least equal to the risk grading assigned on the Defective Mortgage Loan, (xii) have been underwritten or reunderwritten in accordance with the same underwriting criteria and guidelines as the Defective Mortgage Loan, (xiii) have the same lien priority as the Defective Mortgage Loan, (xiv) have a Prepayment Charge at least equal in amount and duration of that of the Defective Mortgage Loan and (xv) conform to each representation and warranty set forth in Section 3.02 of the Originator Mortgage Loan Purchase Agreement and Section 3.01 of the Mortgage Loan Purchase Agreement applicable to the Defective Mortgage Loan. In the event that one or more mortgage loans are substituted for one or more Defective Mortgage Loans, the amounts described in clause (i) hereof shall be determined on the basis of aggregate principal balance, the risk gradings described in clause (xi) hereof shall be satisfied as to each such mortgage loan, the terms described in clause
(viii) hereof shall be determined on the basis of weighted average remaining term to maturity, the Loan-to-Value Ratios described in clause (x) hereof shall be satisfied as to each such mortgage loan and, except to the extent otherwise provided in this sentence, the representations and warranties described in clause (xv) hereof must be satisfied as to each Eligible Substitute Mortgage Loan or in the aggregate, as the case may be. Any Defective Mortgage Loan that is a Group 1 Mortgage Loan or Group 2 Mortgage Loan must be replaced by an Eligible Substitute Mortgage Loan that will be a Group 1 Mortgage Loan or Group 2 Mortgage Loan, as applicable.

         "ERISA": The Employee Retirement Income Security Act of 1974, as amended.

         "ERISA-Restricted Certificates": Any of the Class CE, Class P and Class R Certificates, and any Class of Certificates that no longer satisfies the applicable ratings requirement of Prohibited Transaction Exemption 2002-41, 67 Fed. Reg. 54487 (August 22, 2002).

         "Escrow Account": The account or accounts created and maintained pursuant to Section 3.06.

         "Escrow Payments": The amounts constituting ground rents, taxes, assessments, water rates, mortgage insurance premiums, fire and hazard insurance premiums and other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to any Mortgage Loan.

         "Estate in Real Property": A fee simple estate in a parcel of real property.

         "Exchange Act": The Securities Exchange Act of 1934, as amended.

         "Expense Fee Rate": The sum of (i) the Trustee Fee Rate, (ii) the Servicing Fee Rate, (iii) the Credit Risk Manager Fee Rate and (iv) with respect to each DAD Mortgage Loan, the DA Dividend Rate.

         "Extended Period": As defined in Section 9.04(b).

         "Extra Principal Distribution Amount": As of any Distribution Date, the lesser of (x) the Monthly Excess Interest Amount for such Distribution Date and
(y) the Overcollateralization Deficiency for such Distribution Date.

         "FDIC": Federal Deposit Insurance Corporation or any successor thereto.

         "Fidelity Bond": Shall have the meaning assigned thereto in Section
3.12.

         "Final Recovery Determination": With respect to any defaulted Mortgage Loan or any REO Property (other than a Mortgage Loan or REO Property (i) purchased by the Originator or the Seller pursuant to or as contemplated by
Section 2.03, (ii) purchased by the Servicer pursuant to Section 3.16 or (iii) purchased by the Majority Class CE Certificateholders or the Servicer pursuant to Section 10.01), a determination made by the Servicer that all Insurance Proceeds, Condemnation Proceeds, Liquidation Proceeds and other payments or recoveries which the Servicer, in its reasonable good faith judgment, expects to be finally recoverable in respect thereof have been so recovered. The Servicer shall maintain records, prepared by a Servicing Officer, of each Final Recovery Determination made thereby.

         "Fitch": Fitch Ratings and its successors, and if such company shall for any reason no longer perform the functions of a securities rating agency, "Fitch" shall be deemed to refer to any other "nationally recognized statistical rating organization" as set forth on the most current list of such organizations released by the Securities and Exchange Commission.

         "Foreclosure Price": The amount reasonably expected to be received from the sale of the related Mortgaged Property net of any expenses associated with foreclosure proceedings.

         "Form 10-K": As defined in Section 3.31(a) hereof.

         "Grantor Trust": That portion of the Trust exclusive of REMIC 1 and REMIC 2 consisting of (a) the Prepayment Charges, any Originator Prepayment Charge Payment Amounts and any Servicer Prepayment Charge Payment Amounts and the right of the Class P Certificateholders to receive such Prepayment Charges, Originator Prepayment Charge Payment Amounts and Servicer Prepayment Charge Payment Amounts, (b) the right of the Offered Certificates to receive Cap Carryover Amounts, (c) each Yield Maintenance Agreement, the Reserve Accounts and the beneficial interest of the Class CE Certificates with respect thereto and (d) the obligation of the Class CE Certificates to pay Cap Carryover Amounts.

         "Gross Margin": With respect to each Mortgage Loan, the fixed percentage set forth in the related Mortgage Note that is added to the Index on each Adjustment Date in accordance with the terms of the related Mortgage Note used to determine the Mortgage Interest Rate for such Mortgage Loan.

         "Group 1 Cap": As of any Distribution Date and the Class A-1 Certificates, a per annum rate, adjusted by multiplying such rate by a fraction equal to 30 over the actual number of days in the related Interest Accrual Period, equal to the Weighted Average Net Mortgage Rate for the Group 1 Mortgage Loans. For federal income tax purposes, the economic equivalent of such rate shall be expressed as the weighted average of the Uncertificated REMIC 1 Pass-Through Rate on REMIC 1 Regular Interest LT1GRP, weighted on the basis of the Uncertificated Balance of such REMIC 1 Regular Interest.

         "Group 1 Interest Remittance Amount": As of any Distribution Date, the sum, without duplication, of (i) all interest due and collected or advanced with respect to the related Collection Period on the Group 1 Mortgage Loans received by the Servicer on or prior to the Determination Date for such Distribution Date (less (A) the Servicing Fee, (B) amounts available for reimbursement of Advances and Servicing Advances pursuant to Section 3.05, (C) expenses reimbursable pursuant to Section 6.03 and (D) amounts constituting DA Dividends refundable to Mortgagors of DAD Mortgage Loans pursuant to Section 3.05(b)), (ii) all Compensating Interest paid by the Servicer on the related Distribution Date with respect to such Mortgage Loans, (iii) the portion of any payment in connection with any Principal Prepayment), substitution, Purchase Price, Termination Price, Insurance Proceeds or Net Liquidation Proceeds relating to interest with respect to such Mortgage Loans received during the related Prepayment Period and (iv) the portion of any Reimbursement Amount relating to such Mortgage Loans received during the related Prepayment Period.

         "Group 1 Maximum Rate Cap": With respect to any Distribution Date and for the Class A-1 Certificates, a per annum rate, adjusted by multiplying such rate by a fraction equal to 30 over the actual number of days in the related Interest Accrual Period, equal to the average of the Net Maximum Mortgage Interest Rates of the Group 1 Mortgage Loans, weighted on the basis of the Principal Balances of the Group 1 Mortgage Loans as of the first day of the related Collection Period.

         "Group 1 Mortgage Loan": Each Mortgage Loan listed on Exhibit D-1 hereto. Each Group 1 Mortgage Loan had, as of the Cut-off Date, a Principal Balance that conforms to Fannie Mae and Freddie Mac guidelines.

         "Group 1 Principal Percentage": With respect to any Distribution Date and the Class A-1 Certificates, the percentage equivalent to a fraction, the numerator of which is the Principal Remittance Amount allocable to the Group 1 Mortgage Loans for such Distribution Date and the denominator of which is the Principal Remittance Amount allocable to the Mortgage Loans for such Distribution Date.

         "Group 1 Senior Principal Distribution Amount": With respect to any Distribution Date, (i) before the Stepdown Date or as to which a Trigger Event is in effect, the lesser of (a) the Certificate Principal Balance of the Class A-1 Certificates immediately prior to such Distribution Date and (b) the Group 1 Principal Percentage of the Principal Distribution Amount and (ii) on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of
(a) the Certificate Principal Balance of the Class A-1 Certificates immediately prior to such Distribution Date over (b) the lesser of (x) the product of (1) 71.90% and (2) the aggregate Principal Balance of the Group 1 Mortgage Loans as of the last day of the related Collection Period and (y) the amount by which the aggregate Principal Balance of the Group 1 Mortgage Loans as of the last day of the related Collection Period exceeds the product of (1) 0.50% and (2) the aggregate Principal Balance of the Group 1 Mortgage Loans on the Cut-off Date.

         "Group 2 Cap": As of any Distribution Date and the Class A-2 Certificates, a per annum rate, adjusted by multiplying such rate by a fraction equal to 30 over the actual number of days in the related Interest Accrual Period, equal to the Weighted Average Net Mortgage Rate for the Group 2 Mortgage Loans. For federal income tax purposes, the economic equivalent of such rate shall be expressed as the weighted average of the Uncertificated REMIC 1 Pass-Through Rate on REMIC 1 Regular Interest LT2GRP, weighted on the basis of the Uncertificated Balance of such REMIC 1 Regular Interest.

         "Group 2 Interest Remittance Amount": As of any Distribution Date, the sum, without duplication, of (i) all interest due and collected or advanced with respect to the related Collection Period on the Group 2 Mortgage Loans received by the Servicer on or prior to the Determination Date for such Distribution Date (less (A) the Servicing Fee, (B) amounts available for reimbursement of Advances and Servicing Advances pursuant to Section 3.05, (C) expenses reimbursable pursuant to Section 6.03, and (D) amounts constituting DA Dividends refundable to Mortgagors of DAD Mortgage Loans pursuant to Section 3.05(b)), (ii) all Compensating Interest paid by the Servicer on the related Distribution Date with respect to such Mortgage Loans, (iii) the portion of any payment in connection with any Principal Prepayment, substitution, Purchase Price, Termination Price, Insurance Proceeds or Net Liquidation Proceeds relating to interest with respect to such Mortgage Loans received during the related Prepayment Period and (iv) the portion of any Reimbursement Amount relating to such Mortgage Loans received during the related Prepayment Period.

         "Group 2 Maximum Rate Cap": With respect to any Distribution Date and for the Class A-2 Certificates, a per annum rate, adjusted by multiplying such rate by a fraction equal to 30 over the actual number of days in the related Interest Accrual Period, equal to the Net Maximum Mortgage Interest Rates for the Group 2 Mortgage Loans, weighted on the basis of the Principal Balances of the Group 2 Mortgage Loans as of the first day of the related Collection Period.

         "Group 2 Mortgage Loan": Each Mortgage Loan listed on Exhibit D-2 hereto. Each Group 2 Mortgage Loan had, as of the Cut-off Date, a Principal Balance that may or may not conform to Fannie Mae and Freddie Mac guidelines.

         "Group 2 Principal Percentage": With respect to any Distribution Date and the Class A-2 Certificates, the percentage equivalent to a fraction, the numerator of which is the Principal Remittance Amount allocable to the Group 2 Mortgage Loans for such Distribution Date and the denominator of which is the Principal Remittance Amount allocable to the Mortgage Loans for such Distribution Date.

         "Group 2 Senior Principal Distribution Amount": With respect to any Distribution Date (i) before the Stepdown Date or as to which a Trigger Event is in effect, the lesser of (a) the Certificate Principal Balance of the Class A-2 Certificates immediately prior to such Distribution Date and (b) the Group 2 Principal Percentage of the Principal Distribution Amount and (ii) on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of
(a) the Certificate Principal Balance of the Class A-2 Certificates immediately prior to such Distribution Date over (b) the lesser of (x) the product of (1) 71.90% and (2) the aggregate Principal Balance of the Group 2 Mortgage Loans as of the last day of the related Collection Period and (y) the amount by which the aggregate Principal Balance of the Group 2 Mortgage Loans as of the last day of the related Collection Period exceeds the product of (1) 0.50% and (2) the aggregate Principal Balance of the Group 2 Mortgage Loans on the Cut-off Date.

         "Group Subordinate Amount" for any Distribution Date and (i) the Group 1 Mortgage Loans, will be equal to the excess of the aggregate Principal Balance of the Group 1 Mortgage Loans as of the first day of the related Collection Period over the Certificate Principal Balance of the Class A-1 Certificates immediately prior to such Distribution Date and (ii) the Group 2 Mortgage Loans, will be equal to the excess of the aggregate Principal Balance of the Group 2 Mortgage Loans as of the first day of the related Collection Period over the Certificate Principal Balance of the Class A-2 Certificates immediately prior to such Distribution Date.

         "Indenture": An indenture relating to the issuance of net interest margin notes secured by the Class CE Certificates and the Class P Certificates, which may or may not be guaranteed by the NIMS Insurer.

         "Independent": When used with respect to any specified Person, any such Person who (i) is in fact independent of the Depositor, the Servicer and their respective Affiliates, (ii) does not have any direct financial interest in or any material indirect financial interest in the Depositor or the Servicer or any Affiliate thereof, and (iii) is not connected with the Depositor or the Servicer or any Affiliate thereof as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions; provided, however, that a Person shall not fail to be Independent of the Depositor or the Servicer or any Affiliate thereof merely because such Person is the beneficial owner of 1% or less of any class of securities issued by the Depositor or the Servicer or any Affiliate thereof, as the case may be.

         "Independent Contractor": Either (i) any Person (other than the Servicer) that would be an "independent contractor" with respect to the Trust Fund within the meaning of Section 856(d)(3) of the Code if the Trust Fund were a real estate investment trust (except that the ownership tests set forth in that section shall be considered to be met by any Person that owns, directly or indirectly, 35 percent or more of any Class of Certificates), so long as the Trust Fund does not receive or derive any income from such Person and provided that the relationship between such Person and the Trust Fund is at arm's length, all within the meaning of Treasury Regulations Section 1.856-4(b)(5), or (ii) any other Person (including the Servicer) if the Trustee has received an Opinion of Counsel, which Opinion of Counsel shall be an expense of the Trust Fund, to the effect that the taking of any action in respect of any REO Property by such Person, subject to any conditions therein specified, that is otherwise herein contemplated to be taken by an Independent Contractor will not cause such REO Property to cease to qualify as "foreclosure property" within the meaning of
Section 860G(a)(8) of the Code (determined without regard to the exception applicable for purposes of Section 860D(a) of the Code), or cause any income realized in respect of such REO Property to fail to qualify as Rents from Real Property.

         "Index": With respect to each Mortgage Loan and with respect to each related Adjustment Date, the index as specified in the related Mortgage Note.

         "Initial Certificate Principal Balance": With respect to any Certificate of a Class other than a Class CE, Class P or Class R Certificate, the amount designated "Initial Certificate Principal Balance" on the face thereof.

         "Initial Overcollateralization Amount": $7,956,015.39

         "Insurance Proceeds": Proceeds of any title policy, hazard policy or other insurance policy covering a Mortgage Loan, to the extent such proceeds are not to be applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the procedures that the Servicer would follow in servicing mortgage loans held for its own account, subject to the terms and conditions of the related Mortgage Note and Mortgage.

         "Interest Accrual Period": With respect to any Distribution Date and the Offered Certificates, the period from the preceding Distribution Date to the day prior to the current Distribution Date (or, in the case of the first Distribution Date, the period from the Closing Date through August 25, 2004). In the case of the REMIC 1 Regular Interests, the Interest Accrual Period shall be the calendar month preceding the month in which the related Distribution Date occurs.

         "Interest Carry Forward Amount": For any Class of Certificates (other than the Class CE, Class P and Class R Certificates) and any Distribution Date, the sum of (a) the excess, if any, of the Accrued Certificate Interest and any Interest Carry Forward Amount for the prior Distribution Date, over the amount in respect of interest actually distributed on such Class on such prior Distribution Date and (b) interest on such excess at the applicable Certificate Interest Rate for the actual number of days elapsed on the basis of a 360-day year since the prior Distribution Date.

         "Interest Percentage": With respect to any Class of Certificates and any Distribution Date, the ratio (expressed as a decimal carried to six places) of the Accrued Certificate Interest for such Class to the sum of the Accrued Certificate Interest for all Classes, in each case with respect to such Distribution Date, without regard to Relief Act Interest Shortfalls.

         "Interest Remittance Amount": As of any Determination Date, the sum of the Group 1 Interest Remittance Amount and the Group 2 Interest Remittance Amount.

         "Late Collections": With respect to any Mortgage Loan, all amounts received subsequent to the Determination Date immediately following any related Collection Period, whether as late payments of Monthly Payments or as Insurance Proceeds, Condemnation Proceeds, Liquidation Proceeds or otherwise, which represent late payments or collections of principal and/or interest due (without regard to any acceleration of payments under the related Mortgage and Mortgage
Note) but delinquent on a contractual basis for such Collection Period and not previously recovered.

         "LIBOR Business Day": Any day on which banks in London, England and The City of New York are open and conducting transactions in foreign currency and exchange.

         "LIBOR Determination Date": With respect to the Offered Certificates,
(i) for the first Distribution Date, the second LIBOR Business Day preceding the Closing Date and (ii) for each subsequent Distribution Date, the second LIBOR Business Day prior to the immediately preceding Distribution Date.

         "Liquidated Mortgage Loan": As to any Distribution Date, any Mortgage Loan in respect of which the Servicer has determined, in accordance with the servicing procedures specified herein, as of the end of the related Prepayment Period, that all Liquidation Proceeds, Condemnation Proceeds and Insurance Proceeds which it expects to recover with respect to the liquidation of the Mortgage Loan or disposition of the related REO Property have been recovered.

         "Liquidation Proceeds": The amount (other than amounts received in respect of the rental of any REO Property prior to REO Disposition) received by the Servicer in connection with (i) the taking of all or a part of a Mortgaged Property by exercise of the power of eminent domain or condemnation or (ii) the liquidation of a defaulted Mortgage Loan by means of a trustee's sale, foreclosure sale or otherwise.

         "Liquidation Report": The report with respect to a Liquidated Mortgage Loan in such form as is agreed to by the Servicer and the Trustee listing (i) the sale price of the related Mortgaged Property or amount of the REO Disposition, (ii) the amount of any Realized Loss (or gain) with respect to such Liquidated Mortgage Loan, (iii) the expenses relating to the liquidation of such Liquidated Mortgage Loan and (iv) such other information as is agreed to by the Servicer and the Trustee.

         "Loan Group": Either of Loan Group 1 or Loan Group 2.

         "Loan Group 1": The Group 1 Mortgage Loans.

         "Loan Group 2": The Group 2 Mortgage Loans.

         "Loan-to-Value Ratio": For any Mortgage Loan, the fraction, expressed as a percentage, the numerator of which is the Principal Balance of the Mortgage Loan at origination the denominator of which is the Value of the related Mortgaged Property.

         "Losses": As defined in Section 9.03.

         "Lost Note Affidavit": With respect to any Mortgage Loan as to which the original Mortgage Note has been permanently lost or destroyed and has not been replaced, an affidavit from the Seller certifying that the original Mortgage Note has been lost, misplaced or destroyed (together with a copy of the related Mortgage Note and indemnifying the Trust against any loss, cost or liability resulting from the failure to deliver the original Mortgage Note) in the form of Exhibit H hereto.

         "Majority Certificateholders": The Holders of Certificates evidencing at least 51% of the Voting Rights.

         "Majority Class CE Certificateholders": The Holders of Class CE Certificates evidencing at least a 51% Percentage Interest in the Class CE Certificates.

         "Marker Rate": With respect to the Class CE Certificates and any Distribution Date, a per annum rate equal to two (2) times the weighted average of the Uncertificated REMIC 1 Pass-Through Rates for REMIC 1 Regular Interest LT1A1, REMIC 1 Regular Interest LT1A2, REMIC 1 Regular Interest LT1M1, REMIC 1 Regular Interest LT1M2, REMIC 1 Regular Interest LT1M3, REMIC 1 Regular Interest LT1M4, REMIC 1 Regular Interest LT1M5, REMIC 1 Regular Interest LT1M6, REMIC 1 Regular Interest LT1M7 and REMIC 1 Regular Interest LT1ZZ, (i) with the rate on each such REMIC Regular Interest (other than REMIC 1 Regular Interest LT1ZZ) subject to a cap equal to the Pass-Through Rate of its Corresponding Class (taking into account in determining any such Pass-through Rate the imposition of the Group 1 Cap, the Group 2 Cap or the Pool Cap, as applicable, as described in footnotes (1) through (9) to the table in the Preliminary Statement relating to the Certificates) for the purposes of this calculation and (ii) with the rate on REMIC 1 Regular Interest LT1ZZ subject to a cap of zero for the purpose of this calculation; provided, however, that for this purpose, calculations of the Uncertificated REMIC 1 Pass-Through Rate and the related caps with respect to each such REMIC Regular Interest (other than REMIC 1 Regular Interest LT1ZZ) shall be multiplied by a fraction, the numerator of which is the actual number of days in the Interest Accrual Period and the denominator of which is 30.

         "Maximum LT1ZZ Uncertificated Accrued Interest Deferral Amount": With respect to any Distribution Date, the excess of (a) accrued interest at the Uncertificated REMIC 1 Pass-Through Rate applicable to REMIC 1 Regular Interest LT1ZZ for such Distribution Date on a balance equal to the Uncertificated Principal Balance of REMIC 1 Regular Interest LT1ZZ minus the REMIC 1 Overcollateralized Amount, in each case for such Distribution Date, over (b) Uncertificated Accrued Interest on REMIC 1 Regular Interest LT1A1, REMIC 1 Regular Interest LT1A2, REMIC 1 Regular Interest LT1M1, REMIC 1 Regular Interest LT1M2, REMIC 1 Regular Interest LT1M3, REMIC 1 Regular Interest LT1M4, REMIC 1 Regular Interest LT1M5, REMIC 1 Regular Interest LT1M6 and REMIC 1 Regular Interest LT1M7 each subject to a cap equal to the Pass-Through Rate of the related Corresponding Class for the purpose of this calculation; provided, however, that for this purpose, calculations of the Uncertificated REMIC 1 Pass-Through Rate and the related caps with respect to Uncertificated Accrued Interest on REMIC 1 Regular Interest LT1A1, REMIC 1 Regular Interest LT1A2, REMIC 1 Regular Interest LT1M1, REMIC 1 Regular Interest LT1M2, REMIC 1 Regular Interest LT1M3, REMIC 1 Regular Interest LT1M4, REMIC 1 Regular Interest LT1M5, REMIC 1 Regular Interest LT1M6 and REMIC 1 Regular Interest LT1M7 shall be multiplied by a fraction, the numerator of which is the actual number of days in the Interest Accrual Period and the denominator of which is 30.

         "Maximum Mortgage Interest Rate": With respect to each Mortgage Loan, the percentage set forth in the related Mortgage Note as the maximum Mortgage Interest Rate thereunder.

         "MERS": Mortgage Electronic Registration Systems, Inc., a Delaware corporation, or any successor to it.

         "Minimum Mortgage Interest Rate": With respect to each Mortgage Loan, the percentage set forth in the related Mortgage Note as the minimum Mortgage Interest Rate thereunder.

         "Monthly Excess Cashflow Amount": The sum of the Monthly Excess Interest Amount, the Overcollateralization Release Amount and (without duplication) any portion of the Principal Distribution Amount remaining after principal distributions on the Offered Certificates.

         "Monthly Excess Interest Amount": With respect to each Distribution Date, the amount, if any, by which the Interest Remittance Amount for such Distribution Date exceeds the aggregate amount distributed on such Distribution Date pursuant to paragraphs (i) through (xi) under Section 4.01.

         "Monthly Form 8-K": As defined in Section 3.31(a) hereof.

                  "Monthly Payment": With respect to any Mortgage Loan, the scheduled monthly payment of principal and interest on such Mortgage Loan which is payable by the related Mortgagor from time to time under the related Mortgage Note, determined: (a) after giving effect to (i) any Deficient Valuation and/or Debt Service Reduction with respect to such Mortgage Loan and (ii) any reduction in the amount of interest collectible from the related Mortgagor pursuant to the Relief Act or similar state laws; (b) without giving effect to any extension granted or agreed to by the Servicer pursuant to Section 3.01; and (c) on the assumption that all other amounts, if any, due under such Mortgage Loan are paid when due.

         "Mortgage": The mortgage, deed of trust or other instrument creating a first or second lien on, or first or second priority security interest in, a Mortgaged Property securing a Mortgage Note.

         "Mortgage File": The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

         "Mortgage Interest Rate": With respect to each Mortgage Loan, the annual rate at which interest accrues on such Mortgage Loan from time to time in accordance with the provisions of the related Mortgage Note, which rate (A) as of any date of determination until the first Adjustment Date following the Cut-off Date shall be the rate set forth in the applicable Mortgage Loan Schedule as the Mortgage Interest Rate in effect immediately following the Cut-off Date and (B) as of any date of determination thereafter shall be the rate as adjusted on the most recent Adjustment Date, to equal the sum, rounded as provided in the Mortgage Note, of the Index, determined as set forth in the related Mortgage Note, plus the related Gross Margin subject to the limitations set forth in the related Mortgage Note. With respect to each Mortgage Loan that becomes an REO Property, as of any date of determination, the annual rate determined in accordance with the immediately preceding sentence as of the date such Mortgage Loan became an REO Property.

         "Mortgage Loan": Each mortgage loan transferred and assigned to the Trustee pursuant to Section 2.01 or Section 2.03(d) as from time to time held as a part of the Trust Fund, the Mortgage Loans so held being identified in the Mortgage Loan Schedules.

         "Mortgage Loan Purchase Agreement": The agreement between the Seller and the Depositor, dated as of July 30, 2004, regarding the transfer of the Mortgage Loans by the Seller to or at the direction of the Depositor.

         "Mortgage Loan Schedule": As of any date with respect to the Mortgage Loans, the lists of such Mortgage Loans included in the Trust Fund on such date, separately identifying the Group 1 Mortgage Loans and the Group 2 Mortgage Loans, attached hereto as Exhibits D-1 and D-2, respectively. The Mortgage Loan Schedules shall set forth the following information with respect to each Mortgage Loan:

         (1)      the Mortgage Loan identifying number;

         (2)      the state and zip code of the Mortgaged Property;

         (3)      the type of Residential Dwelling constituting the Mortgaged
                  Property;

         (4)      the occupancy status of the Mortgaged Property at origination;

         (5)      the original months to maturity;

         (6)      the date of origination;

         (7)      the first payment date;

         (8)      the stated maturity date;

         (9)      the stated remaining months to maturity;

         (10)     the original principal amount of the Mortgage Loan;

         (11)     the Principal Balance of each Mortgage Loan as of the Cut-off
                  Date;

         (12) the Mortgage Interest Rate of the Mortgage Loan as of the Cut-off Date;

         (13) the current principal and interest payment of the Mortgage Loan as of the Cut-off Date;

         (14)     the contractual interest paid to date of the Mortgage Loan;

         (15)     the Loan-to-Value Ratio at origination and as of the Cut-off
                  Date;

         (16) a code indicating the loan performance status of the Mortgage Loan as of the Cut-off Date;

         (17) a code indicating the Index that is associated with such Mortgage Loan;

         (18)     the Gross Margin;

         (19)     the Periodic Rate Cap;

         (20)     the Minimum Mortgage Interest Rate;

         (21)     the Maximum Mortgage Interest Rate;

         (22) a code indicating whether the Mortgage Loan has a Prepayment Charge and the type of Prepayment Charge and the term;

         (23)     the first Adjustment Date immediately following the Cut-off
                  Date;

         (24)     the rate adjustment frequency;

         (25)     the payment adjustment frequency;

         (26)     the purpose of the Mortgage Loan;

         (27) a code indicating whether the Mortgage Loan is a DAD Mortgage Loan; and

         (28) a code indicating whether the Mortgage Loan has an interest-only period and the term of such interest-only period.

         The Mortgage Loan Schedules shall set forth the following information, as of the Cut-off Date, with respect to the Mortgage Loans in the aggregate for the Group 1 Mortgage Loans and for the Group 2 Mortgage Loans: (1) the number of Mortgage Loans; (2) the current Principal Balance of the Mortgage Loans; (3) the weighted average Mortgage Interest Rate of the Mortgage Loans; and (4) the weighted average maturity of the Mortgage Loans. The Mortgage Loan Schedules shall be amended from time to time in accordance with the provisions of this Agreement and a copy of such amended Mortgage Loan Schedules shall be furnished by the Servicer to the NIMS Insurer. With respect to any Eligible Substitute Mortgage Loan, Cut-off Date shall refer to the applicable date of substitution.

         "Mortgage Note": The original executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan.

         "Mortgage Pool": The pool of Mortgage Loans, identified on Exhibits D-1 and D-2 from time to time, and any REO Properties acquired in respect thereof.

         "Mortgaged Property": The underlying property securing a Mortgage Loan, including any REO Property, consisting of an Estate in Real Property improved by a Residential Dwelling.

         "Mortgagor": The obligor on a Mortgage Note.

         "Net Liquidation Proceeds": With respect to any Liquidated Mortgage Loan or any other disposition of related Mortgaged Property (including REO Property) the related Liquidation Proceeds net of unreimbursed Advances, unreimbursed Servicing Advances, Servicing Fees and any other accrued and unpaid servicing fees received and retained in connection with the liquidation of such Mortgage Loan or Mortgaged Property.

         "Net Maximum Mortgage Interest Rate": With respect to any Mortgage Loan, the applicable Maximum Mortgage Interest Rate minus the Expense Fee Rate.

         "Net Mortgage Interest Rate": With respect to any Mortgage Loan, the Mortgage Interest Rate borne by such Mortgage Loan minus the Expense Fee Rate.

         "New Lease": Any lease of REO Property entered into on behalf of the Trust, including any lease renewed or extended on behalf of the Trust if the Trust has the right to renegotiate the terms of such lease.

         "NIMS Insurer": Any insurer that is guaranteeing certain payments under notes secured by collateral which includes all or a portion of the Class CE, Class P and Class R Certificates.

         "Nonrecoverable Advance": Any Advance or Servicing Advance previously made or proposed to be made in respect of a Mortgage Loan that, in the good faith business judgment of the Servicer, will not or, in the case of a proposed Advance or Servicing Advance, would not be ultimately recoverable from Late Collections on such Mortgage Loan as provided herein.

         "Notional Amount": With respect to the Class CE Certificates, a notional amount equal to the aggregate principal balance of the REMIC 1 Regular Interests.

         "Offered Certificates": The Class A-1, Class A-2, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Certificates.

         "Officers' Certificate": A certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President, a vice president (however denominated) or a principal, and by the Treasurer, the Secretary, or one of the assistant treasurers or assistant secretaries of the Servicer, the Seller or the Depositor, as applicable.

         "One-Month LIBOR": With respect to each Interest Accrual Period, the rate determined by the Trustee on the related LIBOR Determination Date on the basis of the offered rate for one-month United States dollar deposits, as such rate appears on the Telerate Page 3750, as of 11:00 a.m. (London time) on such LIBOR Determination Date. If no such quotations are available on an LIBOR Determination Date, One-Month LIBOR for the related Interest Accrual Period will be established by the Trustee as follows:

                  (i) If on such LIBOR Determination Date two or more Reference Banks provide such offered quotations, One-Month LIBOR for the related Interest Accrual Period shall be the arithmetic mean of such offered quotations (rounded upwards if necessary to the nearest whole multiple of 0.001%);

                  (ii) If on such LIBOR Determination Date fewer than two Reference Banks provide such offered quotations, One-Month LIBOR for the related Interest Accrual Period shall be the arithmetic mean of the rates quoted by one or more major banks in New York City, selected by the Trustee after consultation with the Depositor and the NIMS Insurer, as of 11:00 A.M., New York City time, on such date for loans in U.S. Dollars to leading European banks for a period of one month in amounts approximately equal to the aggregate Certificate Principal Balance of the Offered Certificates; and

                  (iii) If no such quotations can be obtained, One-Month LIBOR for the related Interest Accrual Period shall be One-Month LIBOR for the prior Distribution Date.

         The establishment of One-Month LIBOR on each LIBOR Determination Date by the Trustee and the Trustee's calculation of the rate of interest applicable to the Offered Certificates for the related Interest Accrual Period shall (in the absence of manifest error) be final and binding.

         "Opinion of Counsel": A written opinion of counsel, who may, without limitation, be a salaried counsel for the Depositor or the Servicer except that any opinion of counsel relating to (a) the qualification of any REMIC as a REMIC or (b) compliance with the REMIC Provisions must be an opinion of Independent counsel.

         "Optional Termination Date": The first Distribution Date on which the Majority Class CE Certificateholders or, if such holder is the Seller or is an affiliate of the Seller, the Servicer, may opt to terminate the Mortgage Pool pursuant to Section 10.01.

         "Original Class Certificate Principal Balance": With respect to each Class of Certificates, the Certificate Principal Balance thereof on the Closing Date, as set forth opposite such Class in the Preliminary Statement, except with respect to (i) the Class P and Class R Certificates, which have an Original Class Certificate Principal Balance of zero and (ii) the Class CE Certificates, which, solely for REMIC purposes, have an Original Class Certificate Principal Balance equal to the Initial Overcollateralization Amount.

         "Originator": First Franklin Financial Corporation and its successors.

         "Originator Mortgage Loan Purchase Agreement": The Flow Sale and Interim Servicing Agreement, dated as of May 1, 2004, by and between the Seller, as purchaser, and First Franklin Financial Corporation, as seller.

         "Originator Prepayment Charge Payment Amount": The amount payable by the Originator pursuant to Section 4.21 of the Originator Mortgage Loan Purchase Agreement in respect of certain Prepayment Charges that are not collected from the related Mortgagor, which amounts shall not be part of any REMIC formed hereunder.

         "Overcollateralization Amount": As of any Distribution Date, the excess, if any, of (x) the Pool Balance as of the last day of the related Collection Period over (y) the aggregate Certificate Principal Balance of all Classes of Offered Certificates (after taking into account all distributions of principal on such Distribution Date and the increase of any Certificate Principal Balance as a result of Subsequent Recoveries).

         "Overcollateralization Deficiency": As of any Distribution Date, the excess, if any, of (x) the Targeted Overcollateralization Amount for such Distribution Date over (y) the Overcollateralization Amount for such Distribution Date, calculated for this purpose after taking into account the reduction on such Distribution Date of the Certificate Principal Balances of all Classes of Offered Certificates resulting from the distribution of the Principal Distribution Amount (but not the Extra Principal Distribution Amount) on such Distribution Date, but prior to taking into account any Applied Realized Loss Amounts on such Distribution Date.

         "Overcollateralization Release Amount": With respect to any Distribution Date after the Stepdown Date on which a Trigger Event is not in effect, the excess, if any, of (i) the Overcollateralization Amount for such Distribution Date, assuming that 100% of the Principal Remittance Amount is applied as a principal payment on the Offered Certificates on such Distribution Date, over (ii) the Targeted Overcollateralization Amount for such Distribution Date. With respect to any Distribution Date on which a Trigger Event is in effect, the Overcollateralization Release Amount will be zero.

         "Ownership Interest": As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

         "Pass-Through Rate": Any of the Class A-1 Pass-Through Rate, the Class A-2 Pass-Through Rate, the Class M-1 Pass-Through Rate, the Class M-2 Pass-Through Rate, the Class M-3 Pass-Through Rate, the Class M-4 Pass-Through Rate, the Class M-5 Pass-Through Rate, the Class M-6 Pass-Through Rate and the Class M-7 Pass-Through Rate; and in the case of any Regular Interest, the Pass-Through Rate set forth in the definition thereof.

         With respect to the Class CE Certificates and any Distribution Date, a per annum rate equal to the percentage equivalent of a fraction, the numerator of which is the sum of the amounts calculated pursuant to clauses (A) through
(K) below, and the denominator of which is the aggregate of the Uncertificated Principal Balances of REMIC 1 Regular Interest LT1AA, REMIC 1 Regular Interest LT1A1, REMIC 1 Regular Interest LT1A2, REMIC 1 Regular Interest LT1M1, REMIC 1 Regular Interest LT1M2, REMIC 1 Regular Interest LT1M3, REMIC 1 Regular Interest LT1M4, REMIC 1 Regular Interest LT1M5, REMIC 1 Regular Interest LT1M6, REMIC 1 Regular Interest LT1M7 and REMIC 1 Regular Interest LT1ZZ. For purposes of calculating the Pass-Through Rate for the Class CE Certificates, the numerator is equal to the sum of the following components:

         (A) the Uncertificated REMIC 1 Pass-Through Rate for REMIC 1 Regular Interest LT1AA minus the Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC 1 Regular Interest LT1AA;

         (B) the Uncertificated REMIC 1 Pass-Through Rate for REMIC 1 Regular Interest LT1A1 minus the Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC 1 Regular Interest LT1A1;

         (C) the Uncertificated REMIC 1 Pass-Through Rate for REMIC 1 Regular Interest LT1A2 minus the Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC 1 Regular Interest LT1A2;

         (D) the Uncertificated REMIC 1 Pass-Through Rate for REMIC 1 Regular Interest LT1M1 minus the Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC 1 Regular Interest LT1M1;

         (E) the Uncertificated REMIC 1 Pass-Through Rate for REMIC 1 Regular Interest LT1M2 minus the Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC 1 Regular Interest LT1M2;

         (F) the Uncertificated REMIC 1 Pass-Through Rate for REMIC 1 Regular Interest LT1M3 minus the Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC 1 Regular Interest LT1M3;

         (G) the Uncertificated REMIC 1 Pass-Through Rate for REMIC 1 Regular Interest LT1M4 minus the Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC 1 Regular Interest LT1M4;

         (H) the Uncertificated REMIC 1 Pass-Through Rate for REMIC 1 Regular Interest LT1M5 minus the Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC 1 Regular Interest LT1M5;

         (I) the Uncertificated REMIC 1 Pass-Through Rate for REMIC 1 Regular Interest LT1M6 minus the Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC 1 Regular Interest LT1M6;

         (J) the Uncertificated REMIC 1 Pass-Through Rate for REMIC 1 Regular Interest LT1M6 minus the Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC 1 Regular Interest LT1M7; and

         (K) the Uncertificated REMIC 1 Pass-Through Rate for REMIC 1 Regular Interest LT1ZZ minus the Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC 1 Regular Interest LT1ZZ.

         "Paying Agent": Any paying agent appointed pursuant to Section 5.05.

         "Percentage Interest": With respect to any Certificate (other than a Class CE, Class P or Class R Certificate), a fraction, expressed as a percentage, the numerator of which is the Initial Certificate Principal Balance, as the case may be, represented by such Certificate and the denominator of which is the Original Class Certificate Principal Balance of the related Class. With respect to a Class CE or Class P Certificate, the portion of the Class evidenced thereby, expressed as a percentage, as stated on the face of such Certificate; provided, however, that the sum of all such percentages for each such Class totals 100%. With respect to the Class R Certificate, 100%.

         "Periodic Rate Cap": With respect to each Mortgage Loan and any Adjustment Date therefor, the fixed percentage set forth in the related Mortgage Note, which is the maximum amount by which the Mortgage Interest Rate for such Mortgage Loan may increase or decrease (without regard to the Maximum Mortgage Interest Rate or the Minimum Mortgage Interest Rate) on such Adjustment Date from the Mortgage Interest Rate in effect immediately prior to such Adjustment Date.

         "Permitted Transferee": Any transferee of a Class R Certificate other than a Disqualified Organization, a non-U.S. Person or a U.S. Person with respect to whom income on the Class R Certificate is attributable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of such Person or any other U.S. Person. "Person": Any individual, corporation, partnership, joint venture, association, joint stock company, trust, limited liability company, unincorporated organization or government or any agency or political subdivision thereof.

         "Pool Balance": As of any date of determination, the aggregate Principal Balance of the Mortgage Loans.

         "Pool Cap": As of any Distribution Date and for the Class M Certificates, a per annum rate, adjusted by multiplying such rate by a fraction equal to 30 over the actual number of days in the related Interest Accrual Period, equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans and the Group 2 Mortgage Loans, with each such Loan Group weighted proportionately between Loan Group 1 and Loan Group 2, based on the related Group Subordinate Amount. For federal income tax purposes, the economic equivalent of such rate shall be expressed as the weighted average of the Uncertificated REMIC 1 Pass-Through Rate on (a) REMIC 1 Regular Interest LT1SUB, subject to a cap and floor equal to the Weighted Average Net Mortgage Rates of the Group 1 Mortgage Loans and (b) REMIC 1 Regular Interest LT2SUB, subject to a cap and floor equal to the Weighted Average Net Mortgage Rates of the Group 2 Mortgage Loans, weighted on the basis of the Uncertificated Balance of each such REMIC 1 Regular Interest.

         "Pool Maximum Rate Cap": With respect to any Distribution Date and for the Class M Certificates, a per annum rate (not less than zero), adjusted by multiplying such rate by a fraction equal to 30 over the actual number of days in the related Interest Accrual Period, equal to the weighted average of the Net Maximum Mortgage Interest Rates of the Group 1 Mortgage Loans and the Group 2 Mortgage Loans, weighted proportionately between Loan Group 1 and Loan Group 2 based on the related Group Subordinate Amount.

         "Prepayment Charge": With respect to any Prepayment Period, any prepayment premium, penalty or charge collected by the Servicer from a Mortgagor in connection with any voluntary Principal Prepayment in full pursuant to the terms of the related Mortgage Note as from time to time held as a part of the Trust Fund, the Prepayment Charges so held being identified in the Mortgage Loan Schedules (other than any Originator Prepayment Charge Payment Amount or Servicer Prepayment Charge Payment Amount).

         "Prepayment Interest Shortfall": With respect to any Distribution Date, for each Mortgage Loan that was the subject of a Principal Prepayment during the related Prepayment Period that was applied by the Servicer to reduce the outstanding Principal Balance of such Mortgage Loan on a date preceding the related Due Date, an amount equal to interest at the applicable Mortgage Interest Rate (net of the Servicing Fee Rate) on the amount of such Principal Prepayment for the number of days commencing on the date on which the Principal Prepayment is applied and ending on the last day of the related Prepayment Period.

         "Prepayment Period": With respect to any Distribution Date, the calendar month preceding the calendar month in which such Distribution Date occurs.

         "Principal Balance": As to any Mortgage Loan and any day, other than a Liquidated Mortgage Loan, the related Cut-off Date Principal Balance, minus the sum of (i) all collections and other amounts credited against the principal balance of any such Mortgage Loan, (ii) the principal portion of Advances, (iii) any Deficient Valuation and (iv) any principal reduction resulting from a Servicer Modification. For purposes of this definition, a Liquidated Mortgage Loan shall be deemed to have a Principal Balance equal to the Principal Balance of the related Mortgage Loan as of the final recovery of related Liquidation Proceeds and a Principal Balance of zero thereafter. As to any REO Property and any day, the Principal Balance of the related Mortgage Loan immediately prior to such Mortgage Loan becoming REO Property minus any REO Principal Amortization received with respect thereto on or prior to such day.

         "Principal Distribution Amount": As to any Distribution Date, the sum of (i) the Principal Remittance Amount minus the Overcollateralization Release Amount, if any, and (ii) the Extra Principal Distribution Amount, if any.

         "Principal Prepayment": Any payment of principal made by the Mortgagor on a Mortgage Loan which is received in advance of its scheduled Due Date and which is not accompanied by an amount of interest representing the full amount of scheduled interest due on any Due Date in any month or months subsequent to the month of prepayment.

         "Principal Remittance Amount": With respect to any Distribution Date, to the extent of funds available therefor, the sum (less amounts available for reimbursement of Advances and Servicing Advances pursuant to Section 3.05 and expenses reimbursable pursuant to Section 6.03) of: (i) each payment of principal on a Mortgage Loan due during the related Collection Period and received by the Servicer on or prior to the related Determination Date, and any Advances with respect thereto, (ii) all full and partial Principal Prepayments received by the Servicer during the related Prepayment Period, (iii) Insurance Proceeds, Net Liquidation Proceeds and Subsequent Recoveries allocable to principal actually collected by the Servicer during the related Prepayment Period, (iv) with respect to Defective Mortgage Loans repurchased with respect to such Prepayment Period, the portion of the Purchase Price allocable to principal, (v) any Substitution Adjustment Amounts received during the related Prepayment Period and (vi) on the Distribution Date on which the Trust is to be terminated in accordance with Section 10.01 hereof, that portion of the Termination Price in respect of principal of the Mortgage Loans.

         "Private Certificates": Any of the Class CE, Class P and Class R Certificates.

         "Prospectus Supplement": That certain Prospectus Supplement dated July 27, 2004 relating to the public offering of the Offered Certificates.

         "Purchase Price": With respect to any Mortgage Loan or REO Property to be purchased pursuant to or as contemplated by Section 2.03 or 10.01, an amount equal to the sum of (i) 100% of the Principal Balance thereof as of the date of purchase (or such other price as provided in Section 10.01), (ii) in the case of
(x) a Mortgage Loan, accrued interest on such Principal Balance at the applicable Mortgage Interest Rate in effect from time to time from the Due Date as to which interest was last covered by a payment by the Mortgagor or an Advance by the Servicer, which payment or Advance had as of the date of purchase been distributed pursuant to Section 4.01, through the end of the calendar month in which the purchase is to be effected, and (y) an REO Property, accrued interest at the applicable Mortgage Interest Rate on its fair market value, determined in good faith by the Servicer, (iii) any unreimbursed Servicing Advances and Advances and any unpaid Servicing Fees allocable to such Mortgage Loan or REO Property, (iv) any amounts previously withdrawn from the Collection Account in respect of such Mortgage Loan or REO Property pursuant to Section 3.13, (v) in the case of a Mortgage Loan required to be purchased pursuant to
Section 2.03, expenses reasonably incurred or to be incurred by the Servicer or the Trustee in respect of the breach or defect giving rise to the purchase obligation, and (vi) any costs and damages incurred by the Trust in connection with any violation by such Mortgage Loan of any predatory or abusive lending law.

         "Rating Agency or Rating Agencies": Fitch and S&P, or their respective successors. If such agencies or their successors are no longer in existence, "Rating Agencies" shall be such nationally recognized statistical rating organizations as set forth on the most current list of such organizations released by the Securities and Exchange Commission and designated by the Depositor, notice of which designation shall be given to the Trustee and the Servicer.

         "Realized Loss": With respect to a Liquidated Mortgage Loan, the amount by which the remaining unpaid principal balance of the Mortgage Loan exceeds the amount of Net Liquidation Proceeds applied to the principal balance of the related Mortgage Loan. With respect to any Mortgage Loan, a Deficient Valuation or a reduction in the Principal Balance thereof resulting from a Servicer Modification.

         "Realized Loss Amortization Amount": Any of the Class M-1 Realized Loss Amortization Amount, the Class M-2 Realized Loss Amortization Amount, the Class M-3 Realized Loss Amortization Amount, the Class M-4 Realized Loss Amortization Amount, the Class M-5 Realized Loss Amortization Amount, the Class M-6 Realized Loss Amortization Amount and the Class M-7 Realized Loss Amortization Amount.

         "Record Date": With respect to all of the Certificates (other than the Private Certificates), the Business Day immediately preceding such Distribution Date; provided, however, that if any such Certificate becomes a Definitive Certificate, the Record Date for such Certificate shall be the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs. With respect to the Private Certificates, the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs.

         "Reference Banks": Those banks (i) with an established place of business in London, England, (ii) not controlling, under the control of or under common control with the Depositor or the Trustee, (iii) whose quotations appear on the Telerate Page 3750 on the relevant LIBOR Determination Date and (iv) which have been designated as such by the Trustee; provided, however, that if fewer than two of such banks provide a One-Month LIBOR rate, then any leading banks selected by the Trustee which are engaged in transactions in United States dollar deposits in the international Eurocurrency market.

         "Regular Certificate": Any of the Offered Certificates and the Class CE Certificates.

         "Reimbursement Amount": With respect to any Mortgage Loan, any costs or damages incurred by the Trust in connection with a breach of (i) the Originator's representation set forth in Section 3.02(i) of the Originator Mortgage Loan Purchase Agreement and (ii) the Seller's representations set forth in Sections 3.01(i), 3.01(ii) and 3.01(iii) of the Mortgage Loan Purchase Agreement.

         "Related Documents": With respect to any Mortgage Loan, the related Mortgage Notes, Mortgages and other related documents.

         "Relief Act": The Servicemembers Civil Relief Act, as it may be amended from time to time.

         "Relief Act Interest Shortfall": With respect to any Distribution Date, for any Mortgage Loan with respect to which there has been a reduction in the amount of interest collectible thereon for the most recently ended Collection Period as a result of the application of the Relief Act or similar state or local laws, the amount by which (i) interest collectible on such Mortgage Loan during such Collection Period is less than (ii) one month's interest on the Principal Balance of such Mortgage Loan at the Mortgage Interest Rate for such Mortgage Loan before giving effect to the application of the Relief Act or similar state or local laws.

         "REMIC": A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

         "REMIC 1 Interest Loss Allocation Amount": With respect to any Distribution Date, an amount equal to (a) the product of (i) 50% of the sum of the aggregate Principal Balance of the Mortgage Loans and related REO Properties then outstanding and (ii) the Uncertificated REMIC 1 Pass-Through Rate for REMIC 1 Regular Interest LT1AA minus the Marker Rate, divided by (b) 12.

         "REMIC 1 Marker Allocation Percentage": 50% of any amount payable from or loss attributable to the Mortgage Loans, which shall be allocated to REMIC 1 Regular Interest LT1AA, REMIC 1 Regular Interest LT1A1, REMIC 1 Regular Interest LT1A2, REMIC 1 Regular Interest LT1M1, REMIC 1 Regular Interest LT1M2, REMIC 1 Regular Interest LT1M3, REMIC 1 Regular Interest LT1M4, REMIC 1 Regular Interest LT1M5, REMIC 1 Regular Interest LT1M6, REMIC 1 Regular Interest LT1M7 and REMIC 1 Regular Interest LT1ZZ.

         "REMIC 1 Overcollateralization Target Amount": 0.50% of the Targeted Overcollateralization Amount.

         "REMIC 1 Overcollateralized Amount": With respect to any date of determination, (i) 0.50% of the aggregate Uncertificated Principal Balances of the REMIC 1 Regular Interests minus (ii) the aggregate of the Uncertificated Principal Balances of REMIC 1 Regular Interest LT1A1, REMIC 1 Regular Interest LT1A2, REMIC 1 Regular Interest LT1M1, REMIC 1 Regular Interest LT1M2, REMIC 1 Regular Interest LT1M3, REMIC 1 Regular Interest LT1M4, REMIC 1 Regular Interest LT1M5, REMIC 1 Regular Interest LT1M6 and REMIC 1 Regular Interest LT1M7, in each case as of such date of determination.

         "REMIC 1 Principal Loss Allocation Amount": With respect to any Distribution Date, an amount equal to (a) the product of (i) 50% of the aggregate Principal Balance of the Mortgage Loans and related REO Properties then outstanding and (ii) 1 minus a fraction, the numerator of which is two times the aggregate of the Uncertificated Principal Balances of REMIC 1 Regular Interest LT1A1, REMIC 1 Regular Interest LT1A2, REMIC 1 Regular Interest LT1M1, REMIC 1 Regular Interest LT1M2, REMIC 1 Regular Interest LT1M3, REMIC 1 Regular Interest LT1M4, REMIC 1 Regular Interest LT1M5, REMIC 1 Regular Interest LT1M6 and REMIC 1 Regular Interest LT1M7 and the denominator of which is the aggregate of the Uncertificated Principal Balances of REMIC 1 Regular Interest LT1A1, REMIC 1 Regular Interest LT1A2, REMIC 1 Regular Interest LT1M1, REMIC 1 Regular Interest LT1M2, REMIC 1 Regular Interest LT1M3, REMIC 1 Regular Interest LT1M4, REMIC 1 Regular Interest LT1M5, REMIC 1 Regular Interest LT1M6, REMIC 1 Regular Interest LT1M7 and REMIC 1 Regular Interest LT1ZZ.

         "REMIC 1 Regular Interest LT1AA": One of the separate non-certificated beneficial ownership interests in REMIC 1 issued hereunder and designated as a Regular Interest in REMIC 1. REMIC 1 Regular Interest LT1AA shall accrue interest at the related Uncertificated REMIC 1 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

         "REMIC 1 Regular Interest LT1A1": One of the separate non-certificated beneficial ownership interests in REMIC 1 issued hereunder and designated as a Regular Interest in REMIC 1. REMIC 1 Regular Interest LT1A1 shall accrue interest at the related Uncertificated REMIC 1 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

         "REMIC 1 Regular Interest LT1A2": One of the separate non-certificated beneficial ownership interests in REMIC 1 issued hereunder and designated as a Regular Interest in REMIC 1. REMIC 1 Regular Interest LT1A2 shall accrue interest at the related Uncertificated REMIC 1 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance asset forth in the Preliminary Statement hereto.

         "REMIC 1 Regular Interest LT1M1": One of the separate non-certificated beneficial ownership interests in REMIC 1 issued hereunder and designated as a Regular Interest in REMIC 1. REMIC 1 Regular Interest LT1M1 shall accrue interest at the related Uncertificated REMIC 1 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

         "REMIC 1 Regular Interest LT1M2": One of the separate non-certificated beneficial ownership interests in REMIC 1 issued hereunder and designated as a Regular Interest in REMIC 1. REMIC 1 Regular Interest LT1M2 shall accrue interest at the related Uncertificated REMIC 1 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

         "REMIC 1 Regular Interest LT1M3": One of the separate non-certificated beneficial ownership interests in REMIC 1 issued hereunder and designated as a Regular Interest in REMIC 1. REMIC 1 Regular Interest LT1M3 shall accrue interest at the related Uncertificated REMIC 1 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

         "REMIC 1 Regular Interest LT1M4": One of the separate non-certificated beneficial ownership interests in REMIC 1 issued hereunder and designated as a Regular Interest in REMIC 1. REMIC 1 Regular Interest LT1M4 shall accrue interest at the related Uncertificated REMIC 1 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

         "REMIC 1 Regular Interest LT1M5": One of the separate non-certificated beneficial ownership interests in REMIC 1 issued hereunder and designated as a Regular Interest in REMIC 1. REMIC 1 Regular Interest LT1M5 shall accrue interest at the related Uncertificated REMIC 1 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

         "REMIC 1 Regular Interest LT1M6": One of the separate non-certificated beneficial ownership interests in REMIC 1 issued hereunder and designated as a Regular Interest in REMIC 1. REMIC 1 Regular Interest LT1M6 shall accrue interest at the related Uncertificated REMIC 1 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

         "REMIC 1 Regular Interest LT1M7": One of the separate non-certificated beneficial ownership interests in REMIC 1 issued hereunder and designated as a Regular Interest in REMIC 1. REMIC 1 Regular Interest LT1M7 shall accrue interest at the related Uncertificated REMIC 1 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

         "REMIC 1 Regular Interest LT1SUB": One of the separate non-certificated beneficial ownership interests in REMIC 1 issued hereunder and designated as a Regular Interest in REMIC 1. REMIC 1 Regular Interest LT1SUB shall accrue interest at the related Uncertificated REMIC 1 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

         "REMIC 1 Regular Interest LT1GRP": One of the separate non-certificated beneficial ownership interests in REMIC 1 issued hereunder and designated as a Regular Interest in REMIC 1. REMIC 1 Regular Interest LT1GRP shall accrue interest at the related Uncertificated REMIC 1 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

         "REMIC 1 Regular Interest LT2SUB": One of the separate non-certificated beneficial ownership interests in REMIC 1 issued hereunder and designated as a Regular Interest in REMIC 1. REMIC 1 Regular Interest LT2SUB shall accrue interest at the related Uncertificated REMIC 1 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

         "REMIC 1 Regular Interest LT2GRP": One of the separate non-certificated beneficial ownership interests in REMIC 1 issued hereunder and designated as a Regular Interest in REMIC 1. REMIC 1 Regular Interest LT2GRP shall accrue interest at the related Uncertificated REMIC 1 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

         "REMIC 1 Regular Interest LT1XX": One of the separate non-certificated beneficial ownership interests in REMIC 1 issued hereunder and designated as a Regular Interest in REMIC 1. REMIC 1 Regular Interest LT1XX shall accrue interest at the related Uncertificated REMIC 1 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

         "REMIC 1 Regular Interest LT1ZZ": One of the separate non-certificated beneficial ownership interests in REMIC 1 issued hereunder and designated as a Regular Interest in REMIC 1. REMIC 1 Regular Interest LT1ZZ shall accrue interest at the related Uncertificated REMIC 1 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

         "REMIC 1 Regular Interests": REMIC 1 Regular Interest LT1AA, REMIC 1 Regular Interest LT1A1, REMIC 1 Regular Interest LT1A2, REMIC 1 Regular Interest LT1M1, REMIC 1 Regular Interest LT1M2, REMIC 1 Regular Interest LT1M3, REMIC 1 Regular Interest LT1M4, REMIC 1 Regular Interest LT1M5, REMIC 1 Regular Interest LT1M6, REMIC 1 Regular Interest LT1M7, REMIC 1 Regular Interest LT1SUB, REMIC 1 Regular Interest LT1GRP, REMIC 1 Regular Interest LT2SUB, REMIC 1 Regular Interest LT2GRP, REMIC 1 Regular Interest LT1XX and REMIC 1 Regular Interest LT1ZZ.

         "REMIC 1 Sub WAC Allocation Percentage": 50% of any amount payable or loss attributable from the Mortgage Loans, which shall be allocated to REMIC 1 Regular Interest LT1SUB, REMIC 1 Regular Interest LT1GRP, REMIC 1 Regular Interest LT2SUB, REMIC 1 Regular Interest LT2GRP and REMIC 1 Regular Interest LT1XX.

         "REMIC 1 Subordinated Balance Ratio": The ratio among the Uncertificated Principal Balances of each REMIC 1 Regular Interest ending with the designation "SUB," equal to the ratio among, with respect to each such REMIC 1 Regular Interest, the excess of (x) the aggregate Principal Balance of the Mortgage Loans in the related Loan Group over (y) the current Certificate Principal Amount of the Class A Certificates in the related Loan Group.

         "REMIC Provisions": Provisions of the federal income tax law relating to real estate mortgage investment conduits which appear at Section 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations and rulings promulgated thereunder, as the foregoing may be in effect from time to time.

         "REMIC Regular Interest": Any REMIC 1 Regular Interest or any of the Certificates (other than the Class P and Class R Certificates).

         "Remittance Report": A report prepared by the Servicer and delivered to the Trustee and the NIMS Insurer pursuant to Section 4.07, containing the information attached hereto as Exhibit M.

         "Rents from Real Property": With respect to any REO Property, gross income of the character described in Section 856(d) of the Code.

         "REO Disposition": The sale or other disposition of an REO Property on behalf of the Trust.

         "REO Imputed Interest": As to any REO Property, for any Collection Period, an amount equivalent to interest (at the Net Mortgage Interest Rate that would have been applicable to the related Mortgage Loan had it been outstanding) for such Collection Period on the unpaid Principal Balance of the Mortgage Loan as of the date of acquisition.

         "REO Principal Amortization": With respect to any REO Property, for any calendar month, the aggregate of all amounts received in respect of such REO Property during such calendar month, whether in the form of rental income, sale proceeds (including, without limitation, that portion of the Termination Price paid in connection with a purchase of all of the Mortgage Loans and REO Properties pursuant to Section 10.01 that is allocable to such REO Property) or otherwise, net of any portion of such amounts (i) payable pursuant to Section
3.13 in respect of the proper operation, management and maintenance of such REO Property or (ii) payable or reimbursable to the Servicer pursuant to Section
3.13 for unpaid Servicing Fees in respect of the related Mortgage Loan and unreimbursed Servicing Advances and Advances in respect of such REO Property or the related Mortgage Loan.

         "REO Property": A Mortgaged Property acquired by the Servicer on behalf of the Trust through foreclosure or deed-in-lieu of foreclosure, as described in
Section 3.13.

         "Request for Release": A release signed by a Servicing Officer, in the form of Exhibit E attached hereto.

         "Reserve Account": Either of the Class A-2 Reserve Account or the Class M Reserve Account.

         "Residential Dwelling": Any one of the following: (i) a detached one-family dwelling, (ii) a detached two- to four-family dwelling, (iii) a one-family dwelling unit in a condominium project, (iv) a manufactured home, or
(v) a one-family dwelling in a planned unit development or a townhouse, none of which is a co-operative or mobile home.

         "Residual Interest": The sole Class of "residual interests" in each REMIC within the meaning of Section 860G(a)(2) of the Code.

         "Responsible Officer": When used with respect to the Trustee, any officer assigned to the Corporate Trust Division (or any successor thereto), including any Vice President, Assistant Vice President, Trust Officer, any Assistant Secretary, any trust officer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and in each case having direct responsibility for the administration of this Agreement.

         "S&P": Standard & Poor's, a division of The McGraw-Hill Companies, Inc., and its successors, and if such company shall for any reason no longer perform the functions of a securities rating agency, "S&P" shall be deemed to refer to any other "nationally recognized statistical rating organization" as set forth on the most current list of such organizations released by the Securities and Exchange Commission.

         "Seller": Bank of America, N.A., or its successor in interest, in its capacity as seller under the Mortgage Loan Purchase Agreement.

         "Senior Certificates": The Class A-1 and Class A-2 Certificates.

         "Senior Enhancement Percentage": For any Distribution Date, the percentage obtained by dividing (x) the sum of (i) the aggregate Certificate Principal Balance of the Subordinated Certificates and (ii) the
Overcollateralization Amount, in each case before taking into account payments of principal on the Mortgage Loans and the distribution of the Principal Distribution Amount on such Distribution Date by (y) the Pool Balance as of the last day of the related Collection Period.

         "Senior Principal Distribution Amount": For any Distribution Date, the sum of the Group 1 Senior Principal Distribution Amount and the Group 2 Senior Principal Distribution Amount.

         "Senior Specified Enhancement Percentage": On any date of determination thereof, 28.10%.

         "Servicer": Countrywide Home Loans Servicing LP, a limited partnership organized under the laws of the State of Texas, or any successor servicer appointed as herein provided, in its capacity as Servicer hereunder.

         "Servicer Event of Termination": One or more of the events described in
Section 7.01.

         "Servicer Modification": A modification to the terms of a Mortgage Loan, in accordance with the terms of Section 3.01, as to which the Mortgagor is in default or as to which, in the judgment of the Servicer, default is reasonably foreseeable.

         "Servicer Prepayment Charge Payment Amount": The amount payable by the Servicer in respect of any waived Prepayment Charges pursuant to Section 3.01, which amount shall be equal to the difference between the amount of Prepayment Charge due by a Mortgagor before any waiver and the actual amount of the Prepayment Charge that was paid by the Mortgagor, which amounts shall not be a part of any REMIC formed hereunder.

         "Servicer Remittance Date": With respect to any Distribution Date, one Business Day prior to such Distribution Date.

         "Servicing Advances": All customary, reasonable and necessary "out of pocket" costs and expenses incurred by the Servicer (including reasonable attorneys' fees and disbursements) in the performance of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration, inspection and protection of the Mortgaged Property, (ii) any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of the REO Property and (iv) compliance with the obligations under Section 3.08.

         "Servicing Fee": With respect to each Mortgage Loan (including each REO Property) and for any calendar month, an amount equal to one month's interest (or in the event of any payment of interest which accompanies a Principal Prepayment in full made by the Mortgagor during such calendar month, interest for the number of days covered by such payment of interest) at the Servicing Fee Rate on the same principal amount on which interest on such Mortgage Loan accrues for such calendar month. The Servicing Fee shall be payable monthly and shall be prorated on a per diem basis for any portion of a month during which such Mortgage Loan is serviced hereunder.

         "Servicing Fee Rate": With respect to each Mortgage Loan, 0.50% per annum.

         "Servicing Officer": Any representative or officer of the Servicer involved in, or responsible for, the administration and servicing of Mortgage Loans, whose name and specimen signature appear on a list of servicing officers furnished by the Servicer to the Trustee and the Depositor on the Closing Date, as such list may from time to time be amended.

         "Servicing Standard": The standards set forth in Section 3.01.

         "Similar Law": As defined in Section 5.02(d) hereof.

         "Startup Day": As defined in Section 9.01(b) hereof.

         "Stayed Funds": Any payment required to be made under the terms of the Certificates and this Agreement but which is not remitted by the Servicer because the Servicer is the subject of a proceeding under the Bankruptcy Code and the making of such remittance is prohibited by Section 362 of the Bankruptcy Code.

         "Stepdown Date": The earlier to occur of (i) the Distribution Date on which the aggregate Certificate Principal Balance of the Class A Certificates is reduced to zero and (ii) the later to occur of (x) the Distribution Date in August 2007 and (y) the Distribution Date on which the Senior Enhancement Percentage is greater than or equal to the Senior Specified Enhancement Percentage.

         "Subordinated Certificates": The Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class CE and Class R Certificates.

         "Subsequent Recovery": Any amount (net of reimbursable expenses) received on a Mortgage Loan subsequent to such Mortgage Loan being determined to be a Liquidated Mortgage Loan that resulted in a Realized Loss in a prior month.

         "Substitution Adjustment Amount": As defined in Section 2.03(d) hereof.

         "Targeted Overcollateralization Amount": As of any Distribution Date,
(x) prior to the Stepdown Date, 1.10% of the Cut-off Date Aggregate Principal Balance and (y) on and after the Stepdown Date, (i) if a Trigger Event has not occurred, the greater of (A) 2.20% of the Pool Balance as of the last day of the related Collection Period and (B) 0.50% of the Cut-off Date Aggregate Principal Balance and (ii) if a Trigger Event has occurred, the Targeted Overcollateralization Amount for the immediately preceding Distribution Date.

         "Tax Matters Person": The tax matters person appointed pursuant to
Section 9.01(e) hereof.

         "Tax Returns": The federal income tax returns on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of the REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of the Trust for each of the two REMICs created pursuant to this Agreement under the REMIC Provisions, together with any and all other information reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

         "Telerate Page 3750": The display page currently so designated on the Moneyline Telerate Service (or such other page as may replace the Telerate Page 3750 page on that service for the purpose of displaying London interbank offered rates of major banks).

         "Termination Price": As defined in Section 10.01(a) hereof.

         "Trigger Event": With respect to any Distribution Date, if (i) the three-month rolling average of 60+ Day Delinquent Loans equals or exceeds 50.00% of the Senior Enhancement Percentage or (ii) the aggregate amount of Realized Losses incurred since the Cut-off Date through the last day of the related Collection Period (reduced by the aggregate amount of Subsequent Recoveries received since the Cut-off Date through the last day of the related Collection Period) divided by the Cut-off Date Aggregate Principal Balance exceeds the applicable percentages set forth below with respect to such Distribution Date:

             DISTRIBUTION DATE OCCURRING IN            PERCENTAGE
             ------------------------------            ----------
             August 2007 through July 2008                3.25%
             August 2008 through July 2009                4.50%
             August 2009 through July 2010                5.25%
             August 2010 and thereafter                   5.50%

         "Trust": ABFC 2004-FF1 Trust, the trust created hereunder.

         "Trust Fund": The segregated pool of assets subject hereto, constituting the primary trust created hereby and to be administered hereunder, with respect to a portion of which two REMIC elections are to be made, such entire Trust Fund consisting of: (i) such Mortgage Loans as from time to time are subject to this Agreement, together with the Mortgage Files relating thereto, and together with all collections thereon and proceeds thereof, (ii) any REO Property, together with all collections thereon and proceeds thereof,
(iii) the Trustee's rights with respect to the Mortgage Loans under all insurance policies required to be maintained pursuant to this Agreement and any proceeds thereof, (iv) the Depositor's rights under the Originator Mortgage Loan Purchase Agreement, the Assignment, Assumption and Recognition Agreement and the Mortgage Loan Purchase Agreement (including any security interest created thereby), (v) the Trustee's rights under each Yield Maintenance Agreement and
(vi) the Collection Accounts, the Distribution Account and the Reserve Accounts and such assets that are deposited therein from time to time and any investments thereof, together with any and all income, proceeds and payments with respect thereto.

         "Trustee": JPMorgan Chase Bank, a New York banking corporation, or any successor Trustee appointed as herein provided.

         "Trustee Fee": With respect to any Distribution Date, the product of
(x) one-twelfth of the Trustee Fee Rate and (y) the aggregate of the Principal Balances of all Mortgage Loans as of the opening of business on the first day of the related Collection Period.

         "Trustee Fee Rate": With respect to any Distribution Date, 0.0025% per annum.

         "Uncertificated Accrued Interest": With respect to each REMIC 1 Regular Interest on each Distribution Date, an amount equal to one month's interest at the related Uncertificated REMIC 1 Pass-Through Rate on the Uncertificated Principal Balance of such REMIC Regular Interest. In each case, Uncertificated Accrued Interest will be reduced by any Prepayment Interest Shortfalls and Relief Act Interest Shortfalls (allocated to such REMIC Regular Interests based on their respective entitlements to interest irrespective of any Prepayment Interest Shortfalls and Relief Act Interest Shortfalls for such Distribution
Date).

         "Uncertificated Principal Balance": The amount of any REMIC 1 Regular Interest outstanding as of any date of determination. As of the Closing Date, the Uncertificated Balance of each REMIC 1 Regular Interest shall equal the amount set forth in the Preliminary Statement hereto as its initial uncertificated balance. On each Distribution Date, the Uncertificated Principal Balance of each REMIC 1 Regular Interest shall be reduced by all distributions of principal made on such REMIC 1 Regular Interest on such Distribution Date pursuant to Section 4.08 and, if and to the extent necessary and appropriate, shall be further reduced on such Distribution Date by Realized Losses as provided in Section 4.08(b). The Uncertificated Balance of REMIC 1 Regular Interest LT1ZZ shall be increased by interest deferrals as provided in Section 4.08(a)(i). The Uncertificated Balance of each REMIC 1 Regular Interest shall never be less than zero.

         "Uncertificated REMIC 1 Pass-Through Rate": With respect to REMIC 1 Regular Interest LT1AA, REMIC 1 Regular Interest LT1A1, REMIC 1 Regular Interest LT1A2, REMIC 1 Regular Interest LT1M1, REMIC 1 Regular Interest LT1M2, REMIC 1 Regular Interest LT1M3, REMIC 1 Regular Interest LT1M4, REMIC 1 Regular Interest LT1M5, REMIC 1 Regular Interest LT1M6, REMIC 1 Regular Interest LT1M7, REMIC 1 Regular Interest LT1ZZ, REMIC 1 Regular Interest LT1SUB, REMIC 1 Regular Interest LT2SUB and REMIC 1 Regular Interest LT1XX, the Weighted Average Net Mortgage Rate of the Mortgage Loans. With respect to REMIC 1 Regular Interest LT1GRP, the Weighted Average Net Mortgage Rate of the Group 1 Mortgage Loans. With respect REMIC 1 Regular Interest LT2GRP, the Weighted Average Net Mortgage Rate of the Group 2 Mortgage Loans.

         "United States Person" or "U.S. Person": (i) A citizen or resident of the United States, (ii) a corporation, partnership or other entity treated as a corporation or partnership for United States federal income tax purposes organized in or under the laws of the United States or any state thereof or the District of Columbia (unless, in the case of a partnership, Treasury Regulations provide otherwise), (iii) an estate the income of which is includible in gross income for United States tax purposes, regardless of its source, or (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have authority to control all substantial decisions of the trust. Notwithstanding the preceding sentence, to the extent provided in Treasury Regulations, certain Trusts in existence on August 20, 1996, and treated as United States persons prior to such date, that elect to continue to be treated as United States persons will also be a U.S. Person; provided, that for purposes of the definition of a "Permitted Transferee," a U.S. Person shall not include any person whose income is attributable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of such Person or any other U.S. Person.

         "Unpaid Realized Loss Amount": For any of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Certificates and as to any Distribution Date, the excess of (x) the aggregate Applied Realized Loss Amounts allocated to such Class for all prior Distribution Dates over (y) the sum of (a) the cumulative amount of any Subsequent Recoveries allocated to such Class and (b) the aggregate Realized Loss Amortization Amounts with respect to such Class for all prior Distribution Dates.

         "Value": With respect to any Mortgaged Property, the lesser of (a) an amount determined by an appraisal done at origination of the Mortgage Loan and
(b) the purchase price paid for the related Mortgaged Property by the Mortgagor with the proceeds of the Mortgage Loan; provided, however, that in the case of a refinanced Mortgage Loan, the value of the Mortgaged Property is based solely upon clause (a) above.

         "Voting Rights": The portion of the voting rights of all of the Certificates which is allocated to any Certificate. The Voting Rights allocated among Holders of the Offered Certificates shall be 98%, and shall be allocated among each such Class according to the fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of all the Certificates of such Class then outstanding and the denominator of which is the aggregate Certificate Principal Balance of all the Offered Certificates then outstanding. The Voting Rights allocated to each such Class of Certificates shall be allocated among all holders of each such Class in proportion to the outstanding Certificate Principal Balance of such Certificates; provided, however, that any Certificate registered in the name of the Servicer, the Depositor or the Trustee or any of their respective affiliates shall not be included in the calculation of Voting Rights; provided that only such Certificates as are known by a Responsible Officer of the Trustee to be so registered will be so excluded. One percent of all the Voting Rights will be allocated to the Holders of each of the Class CE and Class P Certificates. The Class R Certificates shall have no Voting Rights.

         "Weighted Average Net Mortgage Rate": The weighted average (based on Principal Balance as of the first day of the related Collection Period or, in the case of the first Distribution Date, the Cut-off Date) of the Net Mortgage Interest Rates of the Mortgage Loans, the Group 1 Mortgage Loans, the Group 2 Mortgage Loans or the Group Subordinate Amounts, as applicable, expressed for each such Mortgage Loan as an annual rate and calculated on the basis of twelve months consisting of 30 days each and a 360-day year.

         "Written Order to Authenticate": A written order by which the Depositor directs the Trustee to execute, authenticate and deliver the Certificates.

         "Yield Maintenance Agreement": Either of the Class A-2 Yield Maintenance Agreement or the Class M Yield Maintenance Agreement.

         "Yield Maintenance Agreement Payment": Either of the Class A-2 Yield Maintenance Agreement Payment or the Class M Yield Maintenance Agreement Payment.

         "Yield Maintenance Agreement Provider": Either of the Class A-2 Yield Maintenance Agreement Provider or the Class M Yield Maintenance Agreement Provider.

         Section 1.02 Accounting.

         Unless otherwise specified herein, for the purpose of any definition or calculation, whenever amounts are required to be netted, subtracted or added or any distributions are taken into account such definition or calculation and any related definitions or calculations shall be determined without duplication of such functions.

         Section 1.03 Rights of the NIMS Insurer.

         Each of the rights of the NIMS Insurer set forth in this Agreement shall exist so long as (i) the NIMS Insurer has undertaken to guarantee certain payments of notes issued pursuant to the Indenture and (ii) any series of notes issued pursuant to the Indenture remains outstanding or the NIMS Insurer is owed amounts in respect of its guarantee of payment on such notes; provided, however, the NIMS Insurer shall not have any rights hereunder (except pursuant to Section
11.01 in the case of clause (ii) below) during the period of time, if any, that
(i) the NIMS Insurer has not undertaken to guarantee certain payments of notes issued pursuant to the Indenture or (ii) any default has occurred and is continuing under the insurance policy issued by the NIMS Insurer with respect to such notes.

                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;
                        ORIGINAL ISSUANCE OF CERTIFICATES

         Section 2.01 Conveyance of Mortgage Loans.

         The Depositor, concurrently with the execution and delivery hereof, does hereby transfer, assign, set over and otherwise convey to the Trustee, on behalf of the Trust, without recourse for the benefit of the Certificateholders all of the right, title and interest of the Depositor, including any security interest therein for the benefit of the Depositor, in and to (i) each Mortgage Loan identified on the Mortgage Loan Schedules, including the related Cut-off Date Principal Balance, all interest accruing thereon after the Cut-off Date and all collections in respect of interest and principal due after the Cut-off Date;
(ii) property which secured each such Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure; (iii) its interest in any insurance policies in respect of the Mortgage Loans; (iv) all other assets included or to be included in the Trust Fund; (v) all proceeds of any of the foregoing; (vi) the rights of the Depositor under the Consulting Agreement; and
(vii) the rights of the Depositor under the Originator Mortgage Loan Purchase Agreement, the Assignment, Assumption and Recognition Agreement and the Mortgage Loan Purchase Agreement. Such assignment includes all interest and principal due to the Depositor or the Servicer after the Cut-off Date with respect to the Mortgage Loans.

                  In connection with such transfer and assignment, the Depositor does hereby deliver to, and deposit with the Trustee, or its designated agent, the following documents or instruments with respect to each Mortgage Loan (a "Mortgage File") so transferred and assigned:

(a) the original Mortgage Note including any riders thereto, endorsed either (A) in blank or (B) in the following form: "Pay to the order of JPMorgan Chase Bank, as Trustee under the Pooling and Servicing Agreement, dated as of July 1, 2004, among Asset Backed Funding Corporation, Countrywide Home Loans Servicing LP and JPMorgan Chase Bank, ABFC Asset-Backed Certificates, Series 2004-FF1, without recourse," or with respect to any lost Mortgage Note, an original Lost Note Affidavit, together with a copy of the related Mortgage Note;

(b) the original Mortgage with evidence of recording thereon including any riders thereto, and the original recorded power of attorney, if the Mortgage was executed pursuant to a power of attorney, with evidence of recording thereon or, if such Mortgage or power of attorney has been submitted for recording but has not been returned from the applicable public recording office, has been lost or is not otherwise available, a copy of such Mortgage or power of attorney, as the case may be, certified to be a true and complete copy of the original submitted for recording;

(c) an original Assignment, in form and substance acceptable for recording. The Mortgage shall be assigned either (A) in blank or (B) to "JPMorgan Chase Bank, as Trustee under the Pooling and Servicing Agreement, dated as of July 1, 2004, among Asset Backed Funding Corporation, Countrywide Home Loans Servicing LP, ABFC Asset-Backed Certificates, Series 2004-FF1, without recourse";

(d) the originals of all intervening Assignments (if any) evidencing a complete chain of assignment from the applicable originator to the last endorsee with evidence of recording thereon, or if any such intervening assignment has not been returned from the applicable recording office or has been lost or if such public recording office retains the original recorded Assignments, the Servicer shall deliver or cause to be delivered to the Trustee, a photocopy of such intervening assignment, together with (A) in the case of a delay caused by the public recording office, an Officers' Certificate of the Servicer (or certified by the title company, escrow agent, or closing attorney) stating that such intervening Assignment has been dispatched to the appropriate public recording office for recordation and that such original recorded intervening Assignment or a copy of such intervening Assignment certified by the appropriate public recording office to be a true and complete copy of the original recorded intervening assignment of mortgage will be promptly delivered to the Trustee upon receipt thereof by the Servicer; or (B) in the case of an intervening assignment where a public recording office retains the original recorded intervening assignment or in the case where an intervening assignment is lost after recordation in a public recording office, a copy of such intervening assignment certified by such public recording office to be a true and complete copy of the original recorded intervening assignment;

(e)      the original or a certified copy of lender's title insurance policy;
         and

(f) the original or copies of each assumption, modification, written assurance or substitution agreement, if any.

         The Trustee agrees to execute and deliver to the Depositor on or prior to the Closing Date an acknowledgment of receipt of the original Mortgage Note (with any exceptions noted), substantially in the form attached as Exhibit F-3 hereto.

         If any of the documents referred to in Section 2.01(b), (c) or (d) above has as of the Closing Date been submitted for recording but either (x) has not been returned from the applicable public recording office or (y) has been lost or such public recording office has retained the original of such document, the obligations of the Depositor to deliver such documents shall be deemed to be satisfied upon (1) delivery to the Trustee no later than the Closing Date, of a copy of each such document certified by the Seller in the case of (x) above or the applicable public recording office in the case of (y) above to be a true and complete copy of the original that was submitted for recording and (2) if such copy is certified by the Seller, delivery to the Trustee, promptly upon receipt thereof of either the original or a copy of such document certified by the applicable public recording office to be a true and complete copy of the original. If the original lender's title insurance policy was not delivered pursuant to Section 2.01(e) above, the Seller shall deliver or cause to be delivered to the Trustee, a written commitment or interim binder or preliminary report of title issued by the title insurance or escrow company, with the original to be delivered to the Trustee, promptly upon receipt thereof. The Depositor shall deliver or cause to be delivered to the Trustee promptly upon receipt thereof any other documents constituting a part of a Mortgage File received with respect to any Mortgage Loan, including, but not limited to, any original documents evidencing an assumption or modification of any Mortgage Loan.

         Upon discovery or receipt of notice of any materially defective document in, or that a document is missing from, a Mortgage File, the Seller shall have 120 days to cure such defect or 150 days following the Closing Date, in the case of missing Mortgages or Assignments or deliver such missing document to the Trustee. If the Seller does not cure such defect or deliver such missing document within such time period, the Seller shall either repurchase or substitute for such Mortgage Loan in accordance with Section 2.03.

         The Depositor herewith delivers to the Trustee executed copies of the Originator Mortgage Loan Purchase Agreement and the Mortgage Loan Purchase Agreement.

         It is agreed and understood by the parties hereto that it is not intended that any mortgage loan be included in the Trust that is a "High-Cost Home Loan" as defined in either (i) the New Jersey Home Ownership Act effective November 27, 2003 or (ii) the New Mexico Home Loan Protection Act effective January 1, 2004.

         Section 2.02 Acceptance by Trustee.

         The Trustee acknowledges the receipt of, subject to the provisions of
Section 2.01 and subject to the review described below and any exceptions noted on the exception report described in the next paragraph below, the documents referred to in Section 2.01 above and all other assets included in the definition of "Trust Fund" and declares that it holds and will hold such documents and the other documents delivered to it constituting a Mortgage File, and that it holds or will hold all such assets and such other assets included in the definition of "Trust Fund" in trust for the exclusive use and benefit of all present and future Certificateholders.

         The Trustee reviewed, for the benefit of the Certificateholders, each Mortgage File prior to the Closing Date (or, with respect to any document delivered after the Startup Day, within 60 days of receipt and with respect to any Qualified Substitute Mortgage, within 60 days after the assignment thereof) and will certify in substantially the form attached hereto as Exhibit F-1 that, as to each Mortgage Loan listed in the Mortgage Loan Schedules (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in the exception report annexed thereto as not being covered by such certification),
(i) all documents required to be delivered to it pursuant to Section 2.01 of this Agreement are in its possession, (ii) such documents have been reviewed by it and have not been mutilated, damaged or torn and relate to such Mortgage Loan and (iii) based on its examination and only as to the foregoing, the information set forth in the Mortgage Loan Schedules that corresponds to items (1), (2),
(3), (10) and (22) of the Mortgage Loan Schedules accurately reflects information set forth in the Mortgage File. It is herein acknowledged that, in conducting such review, the Trustee is under no duty or obligation to inspect, review or examine any such documents, instruments, certificates or other papers to determine that they are genuine, enforceable, or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face.

         Prior to the first anniversary date of this Agreement the Trustee shall deliver to the Depositor, the Servicer and the NIMS Insurer a final certification in the form annexed hereto as Exhibit F-2 evidencing the completeness of the Mortgage Files, with any applicable exceptions noted thereon.

         If in the process of reviewing the Mortgage Files and making or preparing, as the case may be, the certifications referred to above, the Trustee finds any document or documents constituting a part of a Mortgage File to be missing or defective in any material respect, at the conclusion of its review the Trustee shall so notify the Seller, the Depositor, the NIMS Insurer and the Servicer. In addition, upon the discovery by the Originator, the Seller, the Depositor, the NIMS Insurer, the Trustee or the Servicer (or upon receipt by the Trustee of written notification of such breach) of a breach of any of the representations and warranties made by the Originator in the Originator Mortgage Loan Purchase Agreement or the Seller in the Mortgage Loan Purchase Agreement in respect of any Mortgage Loan which materially adversely affects such Mortgage Loan or the interests of the related Certificateholders in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties.

         The Depositor and the Trustee intend that the assignment and transfer herein contemplated constitute a sale of the Mortgage Loans and the Related Documents, conveying good title thereto free and clear of any liens and encumbrances, from the Depositor to the Trustee and that such property not be part of the Depositor's estate or property of the Depositor in the event of any insolvency by the Depositor. In the event that such conveyance is deemed to be, or to be made as security for, a loan, the parties intend that the Depositor shall be deemed to have granted and does hereby grant to the Trustee, on behalf of the Trust, a first priority perfected security interest in all of the Depositor's right, title and interest in and to the Mortgage Loans and the Related Documents, and that this Agreement shall constitute a security agreement under applicable law.

         Section 2.03 Repurchase or Substitution of Mortgage Loans by the Originator or the Seller.

         (a) Upon discovery or receipt of written notice of any materially defective document in, or that a document is missing from, a Mortgage File or that any document in a Mortgage File is materially inconsistent with the related Mortgage Loan Schedule or of the breach by the Originator or the Seller of any representation or warranty under the Originator Mortgage Loan Purchase Agreement or the Mortgage Loan Purchase Agreement, as applicable, in respect of any Mortgage Loan which materially adversely affects the value of such Mortgage Loan, Prepayment Charge or the interest therein of the Certificateholders, the Trustee shall promptly notify the Originator or the Seller, as the case may be, the Servicer and the NIMS Insurer of such defect, missing document or breach and request that, in the case of a defective or missing document, the Seller cure such defect or deliver such missing document within 120 days from the date the Seller was notified of such missing document or defect or, in the case of a beach of a representation or warranty, request the Originator or the Seller, as applicable, cure such breach within 90 days from the date the Originator or the Seller, as the case may be, was notified of such breach. If the Seller does not deliver such missing document or cure such defect or if the Originator or the Seller, as applicable, does not cure such breach in all material respects during such period, the Trustee shall enforce the Originator's or the Seller's obligation, as the case may be, under the Originator Mortgage Loan Purchase Agreement or the Mortgage Loan Purchase Agreement, as applicable, and cause the Originator or the Seller, as applicable, to repurchase such Mortgage Loan from the Trust Fund at the Purchase Price on or prior to the Determination Date following the expiration of such period (subject to Section 2.03(d)). The Purchase Price for the repurchased Mortgage Loan shall be deposited in the Trust Collection Account, and the Trustee, upon receipt of written notice from the Servicer of such deposit, shall release to the Originator or the Seller, as applicable, the related Mortgage File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as the Originator or the Seller, as applicable, shall furnish to it and as shall be necessary to vest in the Originator or the Seller, as the case may be, any Mortgage Loan released pursuant hereto and the Trustee shall have no further responsibility with regard to such Mortgage File. In lieu of repurchasing any such Mortgage Loan as provided above, the Originator or the Seller, as the case may be, may cause such Mortgage Loan to be removed from the Trust Fund (in which case it shall become a Defective Mortgage Loan) and substitute one or more Eligible Substitute Mortgage Loans in the manner and subject to the limitations set forth in Section 2.03(c); provided, however, the Originator or the Seller, as applicable, may not substitute an Eligible Substitute Mortgage Loan for any Deleted Mortgage Loan that violates any predatory or abusive lending law.

         With respect to the representations and warranties set forth in the Originator Mortgage Loan Purchase Agreement and the Mortgage Loan Purchase Agreement that are made to the best of the Originator's or the Seller's knowledge, as applicable, or as to which the Originator or the Seller, as the case may be, has no knowledge, if it is discovered by the Depositor, the Servicer, the NIMS Insurer or the Trustee that the substance of such representation and warranty is inaccurate and such inaccuracy materially and adversely affects the value of the related Mortgage Loan, Prepayment Charge or the interest therein of the Certificateholders then, notwithstanding the Originator's or the Seller's lack of knowledge with respect to the substance of such representation and warranty being inaccurate at the time the representation or warranty was made, such inaccuracy shall be deemed a breach of the applicable representation or warranty.

         It is understood and agreed that the representations and warranties set forth in the Originator Mortgage Loan Purchase Agreement and the Mortgage Loan Purchase Agreement shall survive delivery of the Mortgage Files to the Trustee and the Closing Date and shall inure to the benefit of the Certificateholders notwithstanding any restrictive or qualified endorsement or assignment. It is understood and agreed that the obligations of the Originator and the Seller set forth in this Section 2.03(a) to cure, substitute for or repurchase a Mortgage Loan pursuant to the Originator Mortgage Loan Purchase Agreement or the Mortgage Loan Purchase Agreement, as applicable, and to pay the Reimbursement Amount constitute the sole remedies available to the Certificateholders and to the Trustee on their behalf respecting a breach of the representations and warranties contained in the Mortgage Loan Purchase Agreement.

         The representations and warranties of the Originator with respect to the Mortgage Loans in the Originator Mortgage Loan Purchase Agreement, which have been assigned to the Trustee hereunder, were made as of the dates specified in the Originator Mortgage Loan Purchase Agreement. To the extent that any fact, condition or event with respect to a Mortgage Loan constitutes a breach of both
(i) a representation or warranty of the Originator under the Originator Mortgage Loan Purchase Agreement and (ii) a representation or warranty of the Seller under the Mortgage Loan Purchase Agreement (other than Seller's representations with respect to predatory and abusive lending laws in Sections 3.01(i), 3.01(ii) and 3.01(iii) of the Mortgage Loan Purchase Agreement), the only right or remedy of the Trustee or of any Certificateholder shall be the Trustee's right to enforce the obligations of the Originator under any applicable representation or warranty made by it. The Trustee acknowledges that the Seller shall have no obligation or liability with respect to any breach of a representation or warranty made by it with respect to the Mortgage Loans (except as otherwise set forth in this paragraph) if the fact, condition or event constituting such breach also constitutes a breach of a representation or warranty made by the Originator in the Originator Mortgage Loan Purchase Agreement, without regard to whether the Originator fulfills its contractual obligations in respect of such representation or warranty. In addition, to the extent that any fact, condition or event with respect to a Mortgage Loan constitutes a breach of both (x) the Originator's representation with respect to predatory and abusive lending laws in Section 3.02(i) of the Originator Mortgage Loan Purchase Agreement and (y) the Seller's representation with respect to predatory and abusive lending laws in Section 3.01(i), 3.01(ii) or 3.01(iii) of the Mortgage Loan Purchase Agreement, the Originator shall be obligated to pay the Reimbursement Amount relating to such Mortgage Loan, and, to the extent the Originator fails to do so, the Trustee shall be entitled to enforce the Seller's obligation to pay such Reimbursement Amount. In any event, the Reimbursement Amount shall be delivered to the Servicer for deposit into the Trust Collection Account within ten (10) days from the date the Seller was notified by the Trustee of the Reimbursement Amount.

         (b) Within 90 days of the earlier of discovery by the Servicer or receipt of notice by the Servicer of the breach of any representation, warranty or covenant of the Servicer set forth in Section 2.05 which materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the Servicer shall cure such breach in all material respects.

         (c) Any substitution of Eligible Substitute Mortgage Loans for Defective Mortgage Loans made pursuant to Section 2.03(a) must be effected prior to the last Business Day that is within two years after the Closing Date. As to any Defective Mortgage Loan for which the Originator or the Seller substitutes an Eligible Substitute Mortgage Loan or Loans, such substitution shall be effected by the Originator or the Seller, as applicable, delivering to the Trustee for such Eligible Substitute Mortgage Loan or Loans, the Mortgage Note, the Mortgage, the Assignment to the Trustee, and such other documents and agreements, with all necessary endorsements thereon, as are required by Section 2.01, together with an Officers' Certificate providing that each such Eligible Substitute Mortgage Loan satisfies the definition thereof and specifying the Substitution Adjustment Amount (as described below), if any, in connection with such substitution. The Trustee shall acknowledge receipt for such Eligible Substitute Mortgage Loan or Loans and, within ten (10) Business Days thereafter, shall review such documents as specified in Section 2.02 and deliver to the Servicer and the NIMS Insurer, with respect to such Eligible Substitute Mortgage Loan or Loans, a certification substantially in the form attached hereto as Exhibit F-1, with any applicable exceptions noted thereon. Within one year of the date of substitution, the Trustee shall deliver to the Servicer and the NIMS Insurer a certification substantially in the form of Exhibit F-2 hereto with respect to such Eligible Substitute Mortgage Loan or Loans, with any applicable exceptions noted thereon. Monthly Payments due with respect to Eligible Substitute Mortgage Loans in the month of substitution are not part of the Trust Fund and will be retained by the Originator or the Seller, as applicable. For the month of substitution, distributions to Certificateholders will reflect the collections and recoveries in respect of such Defective Mortgage Loan in the Collection Period or Prepayment Period, as applicable, preceding the date of substitution and the Depositor, the Originator or the Seller, as the case may be, shall thereafter be entitled to retain all amounts subsequently received in respect of such Defective Mortgage Loan. The Depositor shall give or cause to be given written notice to the Certificateholders and the NIMS Insurer that such substitution has taken place, shall amend the applicable Mortgage Loan Schedule to reflect the removal of such Defective Mortgage Loan from the terms of this Agreement and the substitution of the Eligible Substitute Mortgage Loan or Loans and shall deliver a copy of such amended Mortgage Loan Schedule to the Trustee and the NIMS Insurer. Upon such substitution, such Eligible Substitute Mortgage Loan or Loans shall constitute part of the Mortgage Pool and shall be subject in all respects to the terms of this Agreement and, in the case of a substitution effected by the Originator or the Seller, the Originator Mortgage Loan Purchase Agreement or the Mortgage Loan Purchase Agreement, as the case may be, including, in the case of a substitution effected by the Originator or the Seller, all applicable representations and warranties thereof included in the Originator Mortgage Loan Purchase Agreement or the Mortgage Loan Purchase Agreement, as the case may be, as of the date of substitution.

         For any month in which the Originator or the Seller substitutes one or more Eligible Substitute Mortgage Loans for one or more Defective Mortgage Loans, the Servicer will determine the amount (the "Substitution Adjustment Amount"), if any, by which the aggregate Purchase Price of all such Defective Mortgage Loans exceeds the aggregate, as to each such Eligible Substitute Mortgage Loan, of the principal balance thereof as of the date of substitution, together with one month's interest on such principal balance at the applicable Net Mortgage Interest Rate. On the date of such substitution, the Originator or the Seller, as the case may be, will deliver or cause to be delivered to the Servicer for deposit in the Trust Collection Account an amount equal to the Substitution Adjustment Amount, if any, and the Trustee, upon receipt of the related Eligible Substitute Mortgage Loan or Loans and notice by the Servicer of such deposit, shall release to the Originator or the Seller, as applicable, the related Mortgage File or Files and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as the Originator or the Seller, as the case may be, shall deliver to it and as shall be necessary to vest therein any Defective Mortgage Loan released pursuant hereto. In addition, in connection with the substitution of one or more Eligible Substitute Mortgage Loans for one or more Defective Mortgage Loans, in the event the Trust incurs costs or damages arising in connection with a breach of the Originator's representations with respect to predatory or abusive lending laws set forth in
Section 3.02(i) of the Originator Mortgage Loan Purchase Agreement, the Seller shall be required to reimburse the Trust for the Reimbursement Amount pursuant to the Mortgage Loan Purchase Agreement.

         In addition, the Originator or the Seller, as applicable, shall obtain at its own expense and deliver to the Trustee and the NIMS Insurer an Opinion of Counsel to the effect that such substitution will not cause an Adverse REMIC Event. If such Opinion of Counsel can not be delivered, then such substitution may only be effected at such time as the required Opinion of Counsel can be given.

         (d) Upon discovery by the Originator, the Seller, the Servicer, the NIMS Insurer or the Trustee that any Mortgage Loan does not constitute a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code, the party discovering such fact shall within two Business Days give written notice thereof to the other parties. In connection therewith, the Originator or the Seller, as applicable, shall repurchase or, subject to the limitations set forth in Section 2.03(c), substitute one or more Eligible Substitute Mortgage Loans for the affected Mortgage Loan within 90 days of the earlier of discovery or receipt of such notice with respect to such affected Mortgage Loan. In addition, upon discovery that a Mortgage Loan is defective in a manner that would cause it to be a "defective obligation" within the meaning of Treasury Regulations relating to REMICs, the Originator or the Seller, as the case may be, shall cure the defect or make the required purchase or substitution no later than 90 days after the discovery of the defect. Any such repurchase or substitution shall be made in the same manner as set forth in Section 2.03(a). The Trustee shall reconvey to the Originator or the Seller, as applicable, the Mortgage Loan to be released pursuant hereto in the same manner, and on the same terms and conditions, as it would a Mortgage Loan repurchased for breach of a representation or warranty.

         Section 2.04 Execution of Yield Maintenance Agreements.

         The Depositor hereby directs the Trustee to enter into and execute the Class A-2 Yield Maintenance Agreement and the Class M Yield Maintenance Agreement on the Closing Date on behalf of the Trust for the benefit of the Holders of the Class A-2 Certificates and Class M Certificates, respectively. The Depositor, the Servicer and the Holders of the Class A-2 and Class M Certificates (by their acceptance of such Certificates) acknowledge that JPMorgan Chase Bank is entering into the Class A-2 Yield Maintenance Agreement and the Class M Yield Maintenance Agreement solely in its capacity as Trustee of the Trust Fund and not in its individual capacity.

         Section 2.05 Representations, Warranties and Covenants of the Servicer.

         The Servicer hereby represents, warrants and covenants to the Trustee, for the benefit of each of the Trustee and the Certificateholders and to the Depositor and the NIMS Insurer that as of the Closing Date or as of such date specifically provided herein:

                  (i) The Servicer is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Texas and has all licenses necessary to carry on its business as now being conducted, except for such licenses, certificates and permits the absence of which, individually or in the aggregate, would not have a material adverse effect on the ability of the Servicer to conduct its business as it is presently conducted, and is licensed, qualified and in good standing in each state where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Servicer or to ensure the enforceability or validity of each Mortgage Loan; the Servicer has the power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized; and all requisite action has been taken by the Servicer to make this Agreement valid and binding upon the Servicer in accordance with its terms;

                  (ii) The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Servicer and will not result in the breach of any term or provision of the organizational documents of the Servicer or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any agreement, indenture or loan or credit agreement or other instrument to which the Servicer or its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Servicer or its property is subject;

                  (iii) The Servicer is an approved seller/servicer of conventional residential mortgage loans for Fannie Mae or Freddie Mac, with the facilities, procedures, and experienced personnel necessary for the sound servicing of mortgage loans of the same type as the Mortgage Loans. The Servicer is a HUD approved mortgagee pursuant to
         Section 203 of the National Housing Act and is in good standing to sell mortgage loans to and service mortgage loans for Fannie Mae or Freddie Mac, and no event has occurred, including but not limited to a change in insurance coverage, which would make the Servicer unable to comply with Fannie Mae or Freddie Mac eligibility requirements or which would require notification to either Fannie Mae or Freddie Mac;

                  (iv) This Agreement, and all documents and instruments contemplated hereby which are executed and delivered by the Servicer, constitute and will constitute valid, legal and binding obligations of the Servicer, enforceable in accordance with their respective terms, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally (whether considered in a proceeding at law or in equity);

                  (v) The Servicer does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

                  (vi) There is no action, suit, proceeding or investigation pending or, to its knowledge, threatened against the Servicer that, either individually or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Servicer, or in any material impairment of the right or ability of the Servicer to carry on its business substantially as now conducted, or in any material liability on the part of the Servicer, or that would draw into question the validity or enforceability of this Agreement or of any action taken or to be taken in connection with the obligations of the Servicer contemplated herein, or that would be likely to impair materially the ability of the Servicer to perform under the terms of this Agreement;

                  (vii) No consent, approval or order of any court or governmental agency or body is required for the execution, delivery and performance by the Servicer of or compliance by the Servicer with this Agreement or the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations and orders, if any, that have been obtained;

                  (viii) No information in this Agreement provided by the Servicer nor any information, certificate of an officer, statement furnished in writing or report delivered to the Trustee by the Servicer in connection with the transactions contemplated hereby contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading;

                  (ix) The Servicer has fully furnished, and shall continue to fully furnish for so long as it is servicing the Mortgage Loans hereunder, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information on the Mortgagor credit files to Equifax, Experian and Trans Union Credit Information Company on a monthly basis;

                  (x) The Servicer is a member of MERS in good standing; and

                  (xi) The Servicer acknowledges and agrees that the Servicing Fee represents reasonable compensation for performing such services and that the entire Servicing Fee shall be treated by the Servicer, for accounting and tax purposes, as compensation for the servicing and administration of the Mortgage Loans pursuant to this Agreement.

         It is understood and agreed that the representations, warranties and covenants set forth in this Section 2.05 shall survive delivery of the Mortgage Files to the Trustee and shall inure to the benefit of the Trustee, the Depositor, the NIMS Insurer and the Certificateholders. Upon discovery by any of the Depositor, the Servicer, the NIMS Insurer or the Trustee of a breach of any of the foregoing representations, warranties and covenants which materially and adversely affects the value of any Mortgage Loan, Prepayment Charge or the interests therein of the Certificateholders, the party discovering such breach shall give prompt written notice (but in no event later than two Business Days following such discovery) to the other parties hereto.

         Section 2.06 Representations and Warranties of the Depositor.

         The Depositor represents and warrants to the Trust and the Trustee on behalf of the Certificateholders and to the Servicer and the NIMS Insurer as follows:

                  (i) This agreement constitutes a legal, valid and binding obligation of the Depositor, enforceable against the Depositor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity);

                  (ii) Immediately prior to the sale and assignment by the Depositor to the Trustee on behalf of the Trust of each Mortgage Loan, the Depositor had good and marketable title to each Mortgage Loan (insofar as such title was conveyed to it by the Seller) subject to no prior lien, claim, participation interest, mortgage, security interest, pledge, charge or other encumbrance or other interest of any nature;

                  (iii) As of the Closing Date, the Depositor has transferred all right, title interest in the Mortgage Loans to the Trustee on behalf of the Trust;

                  (iv) The Depositor has not transferred the Mortgage Loans to the Trustee on behalf of the Trust with any intent to hinder, delay or defraud any of its creditors;

                  (v) The Depositor has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with full corporate power and authority to own its assets and conduct its business as presently being conducted;

                  (vi) The Depositor is not in violation of its certificate of incorporation or by-laws or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Depositor is a party or by which it or its properties may be bound, which default might result in any material adverse changes in the financial condition, earnings, affairs or business of the Depositor or which might materially and adversely affect the properties or assets, taken as a whole, of the Depositor;

                  (vii) The execution, delivery and performance of this Agreement by the Depositor, and the consummation of the transactions contemplated thereby, do not and will not result in a material breach or violation of any of the terms or provisions of, or, to the knowledge of the Depositor, constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Depositor is a party or by which the Depositor is bound or to which any of the property or assets of the Depositor is subject, nor will such actions result in any violation of the provisions of the certificate of incorporation or by-laws of the Depositor or, to the best of the Depositor's knowledge without independent investigation, any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Depositor or any of its properties or assets (except for such conflicts, breaches, violations and defaults as would not have a material adverse effect on the ability of the Depositor to perform its obligations under this Agreement);

                  (viii) To the best of the Depositor's knowledge without any independent investigation, no consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body of the United States or any other jurisdiction is required for the issuance of the Certificates, or the consummation by the Depositor of the other transactions contemplated by this Agreement, except such consents, approvals, authorizations, registrations or qualifications as (a) may be required under State securities or Blue Sky laws, (b) have been previously obtained or (c) the failure of which to obtain would not have a material adverse effect on the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement; and

                  (ix) There are no actions, proceedings or investigations pending before or, to the Depositor's knowledge, threatened by any court, administrative agency or other tribunal to which the Depositor is a party or of which any of its properties is the subject: (a) which if determined adversely to the Depositor would have a material adverse effect on the business, results of operations or financial condition of the Depositor; (b) asserting the invalidity of this Agreement or the Certificates; (c) seeking to prevent the issuance of the Certificates or the consummation by the Depositor of any of the transactions contemplated by this Agreement, as the case may be; (d) which might materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement.

         Section 2.07 Issuance of Certificates and the Uncertificated Regular Interests.

         The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery to it of the Mortgage Files, subject to the provisions of Sections
2.01 and 2.02, and the Trustee acknowledges the assignment to it of all other assets included in the Trust Fund, receipt of which is hereby acknowledged. Concurrently with such assignment and delivery and in exchange therefor, the Trustee, pursuant to the Written Order to Authenticate executed by an officer of the Depositor, has executed, and the Certificate Registrar has authenticated and delivered to or upon the order of the Depositor, the Certificates (other than the Class CE, Class P and Class R Certificates) in minimum dollar denominations or $25,000 and integral dollar multiples of $1 in excess. The Class CE and Class P and Class R Certificates are issuable only in minimum Percentage Interests of 10%. The Class R Certificate is issuable only as a single certificate. The Trustee acknowledges the issuance of the uncertificated REMIC 1 Regular Interests and declares that it hold such regular interests as assets of REMIC 2. The Trustee acknowledges the obligation of the Class CE Certificates to pay Cap Carryover Amounts, and declares that it hold the same as assets of the Grantor Trust on behalf of the Holders of the Class A-1, Class A-2, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Certificates, respectively, which shall be treated as beneficially owning the right to receive the Cap Carryover Amounts from the Grantor Trust. In addition to the assets described in the preceding sentence, the assets of the Grantor Trust shall also include (i) Prepayment Charges, any Originator Prepayment Charge Payment Amounts, any Servicer Prepayment Charge Payment Amounts and the beneficial interest of the Class P Certificates with respect thereto and (ii) the Yield Maintenance Agreements, the Reserve Accounts and the beneficial interest of the Class CE Certificates with respect thereto, subject to the obligation to pay Cap Carryover Amounts. The interests evidenced by the Certificates constitute the entire beneficial ownership interest in the Trust Fund.

                                  ARTICLE III

                          ADMINISTRATION AND SERVICING
                                OF THE TRUST FUND

         Section 3.01 Servicer to Act as Servicer.

         The Servicer, as independent contract servicer, shall service and administer the Mortgage Loans on behalf of the Trust and in the best interests of and for the benefit of the Certificateholders in accordance with this Agreement and the normal and usual standards of practice of prudent mortgage servicers servicing similar mortgage loans and, to the extent consistent with such terms, in the same manner in which it services and administers similar mortgage loans for its own portfolio, and shall have full power and authority, acting alone, to do or cause to be done any and all things in connection with such servicing and administration which the Servicer may deem necessary or desirable and consistent with the terms of this Agreement (the "Servicing Standard").

         Consistent with the terms of this Agreement, the Servicer may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Servicer's reasonable and prudent determination such waiver, modification, postponement or indulgence is not materially adverse to the Certificateholders; provided, however, that the Servicer shall not make future advances and, except as set forth in the following sentence or Section 3.03, the Servicer shall not permit any modification with respect to any Mortgage Loan that would (i) change the Mortgage Interest Rate, defer or forgive the payment thereof of any principal or interest payments, reduce the outstanding principal amount (except for actual payments of principal) or extend the final maturity date with respect to such Mortgage Loan or (ii) cause an Adverse REMIC Event. Notwithstanding anything to the contrary contained in this Agreement, in the event that any Mortgage Loan is in default or, if such default is reasonably foreseeable, the Servicer, consistent with the standards set forth in this
Section 3.01, may also waive, modify or vary any term of such Mortgage Loan (including modifications that would change the Mortgage Rate, forgive the payment of principal or interest, extend the final maturity date of such Mortgage Loan (including modifications that would change the Mortgage Rate, forgive the payment of principal or interest, extend the final maturity date of such Mortgage Loan or waive, in whole or in part, a Prepayment Charge)), accept payment from the related Mortgagor of an amount less than the unpaid Principal Balance in final satisfaction of such Mortgage Loan, or consent to the postponement of strict compliance with any such term or otherwise grant indulgence to any Mortgagor (any and all such waivers, modifications, variances, forgiveness of principal or interest, postponements, or indulgences collectively referred to herein as "forbearance"); provided, however, that the final maturity date of any Mortgage Loan may not be extended beyond the Assumed Final Distribution Date. The Servicer's analysis supporting any forbearance and the conclusion that any forbearance meets the standards of this Section 3.01 shall be reflected in writing in the Servicing File. Notwithstanding the foregoing, the Servicer shall not permit any modification with respect to any Mortgage Loan that would both (x) effect an exchange or reissuance of such Mortgage Loan under
Section 1.860G-2(b) of the Treasury Regulations and (y) cause an Adverse REMIC Event. The NIMS Insurer's prior written consent shall be required for any modification, waiver or amendment if the aggregate number of outstanding Mortgage Loans which have been modified, waived or amended exceeds 5% of the number of Mortgage Loans as of the Cut-off Date. Without limiting the generality of the foregoing, the Servicer shall continue, and is hereby authorized and empowered to execute and deliver on behalf of itself, and the Trustee, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Property. The Servicer shall make all required Servicing Advances and shall service and administer the Mortgage Loans in accordance with Applicable Regulations, and shall provide to the Mortgagor any reports required to be provided to them thereby. The Trustee shall execute and deliver to the Servicer within at least fifteen (15) Business Days of receipt, upon request, any powers of attorney furnished to it by the Servicer empowering the Servicer to execute and deliver instruments of satisfaction or cancellation, or of partial or full release or discharge, and to foreclose upon or otherwise liquidate any Mortgaged Property, and to appeal, prosecute or defend in any court action relating to the Mortgage Loans or the Mortgaged Properties, in accordance with this Agreement, and the Trustee shall execute and deliver such other documents as the Servicer may request, necessary or appropriate to enable the Servicer to service and administer the Mortgage Loans and carry out its duties hereunder, in each case in accordance with Servicing Standard (and the Trustee shall have no liability for misuse of any such powers of attorney by the Servicer). Notwithstanding anything contained herein to the contrary, the Servicer shall not without the Trustee's written consent: (i) initiate any action, suit or proceeding solely under the Trustee's name without indicating the Servicer's representative capacity or (ii) take any action with the intent to cause, and which results in, the Trustee being registered to do business in any state.

         In servicing and administering the Mortgage Loans, the Servicer shall employ procedures including collection procedures and exercise the same care that it customarily employs and exercises in servicing and administering mortgage loans for its own account giving due consideration to accepted mortgage servicing practices of prudent lending institutions and the Certificateholders' reliance on the Servicer.

         The Servicer shall give prompt notice to the Trustee of any action, of which the Servicer has actual knowledge, to (i) assert a claim against the Trust Fund or (ii) assert jurisdiction over the Trust Fund.

         Notwithstanding anything in this Agreement to the contrary, in the event of a voluntary Principal Prepayment in full of a Mortgage Loan, the Servicer may not waive any Prepayment Charge or portion thereof required by the terms of the related Mortgage Note unless (i)(a) the Servicer determines that such waiver is standard and customary in servicing similar mortgage loans, (b) such waiver relates to a default or a reasonably foreseeable default and (c) would, in the reasonable judgment of the Servicer, maximize recovery of Liquidation Proceeds for such Mortgage Loan, taking into account the value of such Prepayment Charge; (ii) the enforceability thereof is limited (1) by bankruptcy, insolvency, moratorium, receivership, or other similar law relating to creditors' rights generally or (2) due to acceleration in connection with a foreclosure or other involuntary payment; (iii) such Prepayment Charge is not permitted to be collected by Applicable Regulations or (iv) the collection of such Prepayment Charge would be considered "predatory" pursuant to written guidance published or issued by any applicable federal, state or local regulatory authority acting in its official capacity and having jurisdiction over such matters. If the Servicer has waived or does not collect all or a portion of a Prepayment Charge relating to a voluntary Principal Prepayment in full due to any action or omission of the Servicer, other than as provided above, the Servicer shall, on the date on which the Principal Prepayment in full is remitted to the Trustee, deliver to the Trustee the Servicer Prepayment Charge Amount with respect to such Mortgage Loan for distribution in accordance with the terms of this Agreement.

         In the event that a Prepayment Charge due with respect to any Mortgage Loan is not timely received by the Servicer, the Servicer shall use commercially reasonable efforts to determine whether the Originator is obligated to pay a related Originator Prepayment Charge Payment Amount, and if the Servicer determines that a Originator Prepayment Charge Payment Amount is due, the Servicer shall promptly notify the Originator, and the Servicer shall enforce the Originator's obligations to pay in a timely manner any such Originator Prepayment Charge Payment Amounts and, to the extent that such amounts are received by the Servicer, shall cause such amounts to be deposited into the Trust Collection Account within one Business Day of receipt.

         Section 3.02 Collection of Mortgage Loan Payments.

         Continuously from the date hereof until the principal and interest on all Mortgage Loans are paid in full or as long as the Mortgage Loan remains subject to this Agreement, the Servicer will diligently collect all payments due under each Mortgage Loan when the same shall become due and payable and shall, to the extent such procedures shall be consistent with this Agreement and Applicable Regulations, follow such collection procedures as it follows with respect to mortgage loans comparable to the Mortgage Loans and held for its own account. Further, the Servicer will take special care in ascertaining and estimating on escrowed Mortgage Loans annual ground rents, taxes, assessments, water rates, fire and hazard insurance premiums, mortgage insurance premiums, and all other charges that, as provided in the Mortgage, will become due and payable to that end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable.

         Section 3.03 Realization Upon Defaulted Mortgage Loans.

         In the event that any payment due under any Mortgage Loan is not paid when the same becomes due and payable, or in the event the Mortgagor fails to perform any other covenant or obligation under the Mortgage Loan and such failure continues beyond any applicable grace period, the Servicer shall take such action as it shall deem to be in the best interest of the Certificateholders. With respect to any defaulted Mortgage Loan, the Servicer shall have the right to review the status of the related forbearance plan and, subject to the second paragraph of Section 3.01, may modify such forbearance plan; including extending the Mortgage Loan repayment date for a period of one year or reducing the Mortgage Interest Rate up to 50 basis points.

         In connection with a foreclosure or other conversion, the Servicer shall exercise such rights and powers vested in it hereunder and use the same degree of care and skill in its exercise as prudent mortgage servicers would exercise or use under the circumstances in the conduct of their own affairs and consistent with Applicable Regulations and the Servicing Standard, including, without limitation, advancing funds for the payment of taxes and insurance premiums.

         Notwithstanding the foregoing provisions of this Section 3.03, with respect to any Mortgage Loan as to which the Servicer has received actual notice of, or has actual knowledge of, the presence of any toxic or hazardous substance on the related Mortgaged Property, the Servicer shall not either (i) obtain title to such Mortgaged Property as a result of or in lieu of foreclosure or otherwise, or (ii) otherwise acquire possession of, or take any other action with respect to, such Mortgaged Property if, as a result of any such action, the Trust would be considered to hold title to, to be a mortgagee-in-possession of, or to be an owner or operator of such Mortgaged Property within the meaning of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time, or any comparable law, unless the Servicer has received the prior written consent of the NIMS Insurer and has received a prudent report prepared by a Person who regularly conducts environmental audits using customary industry standards, that:

         A. such Mortgaged Property is in compliance with applicable environmental laws or, if not, that it would be in the best economic interest of the Certificateholders to take such actions as are necessary to bring the Mortgaged Property into compliance therewith; and

         B. there are no circumstances present at such Mortgaged Property relating to the use, management or disposal of any hazardous substances, hazardous materials, hazardous wastes, or petroleum-based materials for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any federal, state or local law or regulation, or that if any such materials are present for which such action could be required, that it would be in the best economic interest of the Certificateholders to take such actions with respect to the affected Mortgaged Property.

         The cost of the environmental audit report contemplated by this Section
3.03 shall be advanced by the Servicer, subject to the Servicer's right to be reimbursed therefor from the Trust Collection Account as provided in Section 3.05(a)(iv).

         If the Servicer determines, as described above, that it is in the best economic interest of the Certificateholders to take such actions as are necessary to bring any such Mortgaged Property into compliance with applicable environmental laws, or to take such action with respect to the containment, clean-up or remediation of hazardous substances, hazardous materials, hazardous wastes, or petroleum-based materials affecting any such Mortgaged Property, then the Servicer shall take such action as it deems to be in the best economic interest of the Certificateholders. The cost of any such compliance, containment, clean-up or remediation shall be advanced by the Servicer, subject to the Servicer's right to be reimbursed therefor from the Trust Collection Account as provided in Section 3.05(a).

         Section 3.04 Collection Accounts, Distribution Account and Reserve Accounts.

         (a) The Servicer shall segregate and hold all funds collected and received pursuant to each Mortgage Loan separate and apart from any of its own funds and general assets and shall establish and maintain certain Collection Accounts. Each Collection Account shall be an Eligible Account.

         The Servicer shall deposit or cause to be deposited on a daily basis and in no event more than one Business Day after receipt thereof in the clearing account (which must be an Eligible Account) in which it customarily deposits payments and collections on mortgage loans in connection with its mortgage loan servicing activities, and shall thereafter deposit in the Trust Collection Account, in no event more than one Business Day after deposit of such funds in the clearing account, and retain therein, the following payments and collections received or made by it after the Cut-off Date with respect to the Mortgage Loans (other than in respect of principal and interest due on or before the Cut-off
Date):

                  (i) all payments on account of principal, including Principal Prepayments, on the Mortgage Loans;

                  (ii) all payments on account of interest on the Mortgage Loans (other than the applicable percentage (based on the DA Dividend Rate) of interest collections constituting DA Dividends, which payments shall be deposited to the DA Reserve Account pursuant to this Section 3.04, adjusted to the Mortgage Interest Rate less the Servicing Fee Rate), adjusted to the Mortgage Interest Rate less the Servicing Fee Rate;

                  (iii) all Liquidation Proceeds and any Subsequent Recoveries;

                  (iv) all Insurance Proceeds including amounts required to be deposited pursuant to Section 3.10, other than proceeds to be held in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with the Servicer's normal servicing procedures, the loan documents or applicable law;

                  (v) all Condemnation Proceeds affecting any Mortgaged Property which are not released to the Mortgagor in accordance with the Servicer's normal servicing procedures, the loan documents or applicable law;

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                  (vi) any amounts required to be deposited by the Servicer in connection with any REO Property pursuant to Section 3.13;

                  (vii) all Prepayment Charges collected by the Servicer in connection with the voluntary Principal Prepayment in full of any Mortgage Loan, all Originator Prepayment Charge Payment Amounts paid by the Originator and all Servicer Prepayment Charge Payment Amounts required to be paid by the Servicer pursuant to Section 3.01 in connection with any such Principal Prepayment; and

                  (viii) all amounts required to be deposited by the Servicer pursuant to Section 2.03.

         Any interest paid on funds deposited in the Collection Accounts, subject to Section 3.25, shall accrue to the benefit of the Servicer and the Servicer shall be entitled to retain and withdraw such interest from the Collection Accounts pursuant to Section 3.05(a)(v) and 3.05(b)(iii), as applicable. The foregoing requirements for deposit into the Trust Collection Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of late payment charges, bad check fees, prepayment charges that are not Prepayment Charges, Originator Prepayment Charge Payment Amounts or Servicer Prepayment Charge Payment Amounts, assumption fees and other similar fees need not be deposited by the Servicer into the Trust Collection Account. Amounts deposited in the Collection Accounts in error may be withdrawn by the Servicer at any time.

         The Servicer shall deposit in the DA Reserve Account on a daily basis, but not more than one (1) Business Day after receipt by the Servicer, and retain therein until their required withdrawal and distribution in accordance with
Section 3.05(b), all DA Dividends attributable to a DAD Mortgage Loan. Any interest paid on funds deposited in the DA Reserve Account shall accrue to the benefit of the Servicer and the Servicer shall be entitled to retain and withdraw such interest from the DA Reserve Account in accordance with Section 3.05(b).

         (b) On behalf of the Trust Fund, the Trustee shall establish and maintain one or more accounts (such account or accounts, the "Distribution Account"), held in trust for the benefit of the Certificateholders. On behalf of the Trust Fund, the Servicer shall deliver to the Trustee in immediately available funds for deposit in the Distribution Account by 1:00 p.m. New York time on the Servicer Remittance Date, (i) that portion of the Available Funds (calculated without regard to the references in the definition thereof to amounts that may be deposited to the Distribution Account from a different source as provided herein) then on deposit in the Collection Accounts and (ii) the amount of all Prepayment Charges collected by the Servicer, all Originator Prepayment Charge Payment Amounts required to be paid by the Originator and all Servicer Prepayment Charge Payment Amounts required to be paid by the Servicer in connection with the voluntary Principal Prepayment in full of any of the Mortgage Loans then on deposit in the Trust Collection Account (other than any such Prepayment Charges received and Servicer Prepayment Charge Payment Amounts and Originator Prepayment Charge Payment Amounts paid after the related Prepayment Period). Amounts in the Distribution Account shall be deemed to be held on behalf of the related REMICs and the Grantor Trust in accordance with the REMIC distributions set forth in Section 4.08. The Trustee shall be entitled to withdraw from the Distribution Account any amounts owing to it pursuant to
Section 8.05 and Section 9.01(c) prior to the distribution of any amounts on deposit to the Certificateholders; provided, however, in the case of amounts owing to it other than the Trustee Fee, the Trustee shall provide the Depositor, the NIMS Insurer and the Servicer with a written account of such amounts five Business Days prior to withdrawing such funds and, provided further, that the Trustee shall not be entitled to withdraw such amounts for funds on deposit in the Distribution Account representing Prepayment Charges, Originator Prepayment Charge Payment Amounts and Servicer Prepayment Charge Payment Amounts. In connection with any failure by the Servicer to make any remittance required to be made by the Servicer to the Trustee for deposit in the Distribution Account on the day and by the time such remittance is required to be made under the terms of this Section 3.04(b) (without giving effect to any grace or cure period), the Servicer shall pay to the Trustee for the account of the Trustee interest at the prime rate of United States money center commercial banks as published in The Wall Street Journal on any amount not timely remitted from and including the day such remittance was required to be made to, but not including, the day on which such remittance was actually made.

         (c) Funds on deposit in the Collection Accounts may be invested in Eligible Investments in accordance with the provisions set forth in Section
3.25. The Servicer shall give notice to the Trustee and the NIMS Insurer of the location of the Collection Accounts maintained by it when established and prior to any change thereof. The Trustee shall give notice to the Servicer, the NIMS Insurer and the Depositor of the location of the Distribution Account when established and prior to any change thereof.

         (d) In the event the Servicer shall deliver to the Trustee for deposit in the Distribution Account any amount not required to be deposited therein, it may at any time request that the Trustee withdraw such amount from the Distribution Account and remit to the Servicer any such amount, any provision herein to the contrary notwithstanding. In addition, the Servicer shall deliver to the Trustee from time to time for deposit, and the Trustee shall so deposit, in the Distribution Account in respect of REMIC 1:

                  (i) any Advances, as required pursuant to Section 4.07;

                  (ii) any Stayed Funds, as soon as permitted by the federal bankruptcy court having jurisdiction in such matters;

                  (iii) any amounts required to be delivered by the Servicer to the Trustee for deposit in the Distribution Account pursuant to Sections 2.03, 3.04, 3.13, 3.15, 3.16, 3.23, 3.24, 4.07 or 10.01; and

                  (iv) any amounts required to be deposited by the Servicer pursuant to Section 3.11 in connection with the deductible clause in any blanket hazard insurance policy, such deposit being made from the Servicer's own funds, without reimbursement therefor.

         (e) Promptly upon receipt of any Stayed Funds, whether from the Servicer, a trustee in bankruptcy, or federal bankruptcy court or other source, the Trustee shall notify the Servicer of such receipt and deposit such funds in the Distribution Account, subject to withdrawal thereof as permitted hereunder. In addition, the Trustee shall deposit in the Distribution Account any amounts required to be deposited pursuant to Section 3.25(b) in connection with losses realized on Eligible Investments with respect to funds held in the Distribution Account.

         (f) Any Prepayment Charges, Originator Prepayment Charge Payment Amounts and Servicer Prepayment Charge Payment Amounts deposited pursuant to
Section 3.04(a)(vii) shall not be assets of any REMIC created hereunder, but shall be considered assets of the Grantor Trust held by the Trustee for the benefit of the Class P Certificateholders.

         (g) (i) The Trustee shall establish and maintain the Class A-2 Reserve Account, held in trust for the benefit of the Holders of the Class A-2 Certificates. The Trustee shall deposit in the Class A-2 Reserve Account on the date received by it, any Class A-2 Yield Maintenance Agreement Payment received from the Class A-2 Yield Maintenance Agreement Provider for the related Distribution Date. The Trustee shall establish and maintain the Class M Reserve Account, held in trust for the benefit of the Holders of the Class M Certificates. The Trustee shall deposit in the Class M Reserve Account on the date received by it, any Class M Yield Maintenance Agreement Payment received from the Class M Yield Maintenance Agreement Provider for the related Distribution Date. On each Distribution Date, the Trustee shall withdraw from the Class A-2 Reserve Account any Class A-2 Yield Maintenance Agreement Payment and shall withdraw from the Class M Reserve Account any Class M Yield Maintenance Agreement Payment and apply them in the following order of priority:

         (A) to the Class A-2 Certificates from the Class A-2 Reserve Account, any remaining unpaid Cap Carryover Amounts for such Class for such Distribution Date (after distributions to the Class A-2 Certificates pursuant to Section 4.02(b)(xxiv) hereof);

         (B) to the Class M Certificates from the Class M Reserve Account,

                  (1) in each case only up to the Cap Amount for the related Class, any remaining unpaid Cap Carryover Amounts for such Classes for such Distribution Date (after distributions to the Class M Certificates pursuant to Section 4.02(b)(xxiv) hereof), distributed sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Certificates, in that order; and

                  (2) any remaining unpaid Cap Carryover Amounts for such Classes for such Distribution Date (after distributions to the Class M Certificates pursuant to Section 4.02(b)(xxiv) hereof and clauses (A) and (B) above) distributed sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Certificates, in that order; and

         (C) to the Class CE Certificates, any remaining amount on deposit in the Reserve Accounts.

                  (ii) The Trustee shall account for each Reserve Account as an asset of a grantor trust under subpart E, part I of subchapter J of the Code and not an asset of any REMIC created pursuant to this Agreement. The beneficial owner of each Reserve Account is the Class CE Certificateholder. For all federal tax purposes, amounts transferred or reimbursed by REMIC 2 to either Reserve Account shall be treated as distributions by the Trustee to the Class CE Certificateholder.

                  (iii) Any Cap Carryover Amounts paid by the Trustee pursuant to this Section 3.04(g) to the Offered Certificates shall be accounted for by the Trustee as amounts paid first to the Class CE Certificates and then to the respective Class or Classes of Offered Certificates from the Grantor Trust. In addition, the Trustee shall account for the Offered Certificates' rights to receive payments of Cap Carryover Amounts as rights in limited recourse interest rate cap contracts written by the Class CE Certificates in favor of each Class of Offered Certificates.

                  (iv) For federal tax return and information reporting, the right of the Holders of the Offered Certificates to receive payments under the Class A-2 Yield Maintenance Agreement and Class M Yield Maintenance Agreement in respect of any related Yield Maintenance Agreement Payments shall be assigned a value of zero.

         Section 3.05 Permitted Withdrawals From the Collection Accounts.

         (a) The Servicer may, from time to time, withdraw from the Trust Collection Account for the following purposes:

                  (i) to remit to the Trustee for deposit in the Distribution Account the amounts required to be so remitted pursuant to Section 3.04(b) or permitted to be so remitted pursuant to the first sentence of Section 3.04(d);

                  (ii) to reimburse itself for (a) any unreimbursed Advances to the extent of amounts received which represent Late Collections (net of the related Servicing Fees) of Monthly Payments, Liquidation Proceeds and Insurance Proceeds on Mortgage Loans with respect to which such Advances were made in accordance with the provisions of Section 4.07;
         (b) any unreimbursed Advances with respect to the final liquidation of a Mortgage Loan that are Nonrecoverable Advances, but only to the extent that Late Collections, Liquidation Proceeds and Insurance Proceeds received with respect to such Mortgage Loan are insufficient to reimburse the Servicer for such unreimbursed Advances; or (c) subject to Section 4.07(b), any unreimbursed Advances to the extent of funds held in the Trust Collection Account for future distribution that were not included in Available Funds for the preceding Distribution Date;

                  (iii) to reimburse itself for (a) any unpaid Servicing Fees,
         (b) any unreimbursed Servicing Advances with respect to each Mortgage Loan, but only to the extent of any Late Collections, Liquidation Proceeds, Insurance Proceeds and condemnation proceeds received with respect to such Mortgage Loan, and (c) any Servicing Advances with respect to the final liquidation of a Mortgage Loan that are Nonrecoverable Advances, but only to the extent that Late Collections, Liquidation Proceeds and Insurance Proceeds received with respect to such Mortgage Loan are insufficient to reimburse the Servicer for Servicing Advances;

                  (iv) to reimburse itself for any amounts paid or expenses incurred pursuant to Section 3.03 (and not otherwise previously reimbursed);

                  (v) to pay to itself as servicing compensation (a) any interest earned on funds in the Trust Collection Account (all such interest to be withdrawn monthly not later than each Servicer Remittance Date), and (b) the Servicing Fee from that portion of any payment or recovery as to interest to a particular Mortgage Loan to the extent not retained pursuant to Section 3.04(a)(ii);

                  (vi) to pay or reimburse itself for any amounts payable or paid pursuant to Section 6.03 (and not otherwise previously reimbursed); and

                  (vii) to clear and terminate the Trust Collection Account upon the termination of this Agreement.

         (b) The Servicer may, from time to time, withdraw funds from the DA Reserve Account to be applied in the following manner:

                  (i) that amount of DA Dividends on deposit in the DA Reserve Account which are not refundable to the Mortgagors as a result of a DA Forfeiture Event with respect to the related DAD Mortgage Loans shall be withdrawn from the DA Reserve Account on each Remittance Date and deposited into the Distribution Account maintained by the Trustee pursuant to Section 3.04(b);

                  (ii) the amount of DA Dividends on deposit in the DA Reserve Account which is refundable to the Mortgagor of a DAD Mortgage Loan as the result of the non-occurrence of a DA Forfeiture Event with respect to such Mortgage Loan shall be withdrawn from the DA Reserve Account and paid to the related Mortgagor no later than twenty days following the related DA Anniversary Date on which the determination of eligibility for such refund is determined;

                  (iii) to pay itself investment earnings on funds deposited into the DA Reserve Account; and

                  (iv) to invest funds in certain Eligible Investments in accordance with Section 3.25 hereof.

         The foregoing requirements for withdrawal from each of the Collection Accounts shall be exclusive. In the event the Servicer shall deposit in either Collection Account any amount not required to be deposited therein, it may at any time withdraw such amount from such Collection Account, any provision herein to the contrary notwithstanding.

         Section 3.06 Establishment of Escrow Accounts; Deposits in Escrow Accounts.

         The Servicer shall segregate and hold all funds collected and received pursuant to each Mortgage Loan which constitute Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow Accounts, in the form of time deposit or demand accounts. A copy of such letter agreement shall be furnished to the Trustee upon request. The Escrow Account shall be an Eligible Account.

         The Servicer shall deposit or cause to be deposited on a daily basis and in no event more than one Business Day after receipt thereof in the clearing account (which must be an Eligible Account) in which it customarily deposits payments and collections on mortgage loans in connection with its mortgage loan servicing activities, and shall thereafter deposit in the Escrow Account or Accounts, in no event more than one Business Day after deposit of such funds in the clearing account, and retain therein, (i) all Escrow Payments collected on account of the Mortgage Loans, for the purpose of effecting timely payment of any such items as required under the terms of this Agreement, and (ii) all Insurance Proceeds which are to be applied to the restoration or repair of any Mortgaged Property. The Servicer shall make withdrawals therefrom only to effect such payments as are required under this Agreement, and for such other purposes as shall be set forth in, or in accordance with, Section 3.07. The Servicer shall be entitled to retain any interest paid on funds deposited in the Escrow Account by the depository institution other than interest on escrowed funds required by law to be paid to the Mortgagor and, to the extent required by the related Mortgage Loan or Applicable Regulations, the Servicer shall pay interest on escrowed funds to the Mortgagor notwithstanding that the Escrow Account is non-interest bearing or that interest paid thereon is insufficient for such purposes.

         Section 3.07 Permitted Withdrawals From Escrow Account.

         Withdrawals from the Escrow Account may be made by the Servicer (i) to effect timely payments of ground rents, taxes, assessments, water rates, fire, flood and hazard insurance premiums and comparable items in a manner and at a time that assures that the lien priority of the Mortgage is not jeopardized (or, with respect to the payment of taxes, in a manner and at a time that avoids the loss of the Mortgaged Property due to a tax sale or the foreclosure as a result of a tax lien), (ii) to reimburse the Servicer for any Servicing Advance made by the Servicer with respect to a related Mortgage Loan but only from amounts received on the related Mortgage Loan which represent late payments or Late Collections of Escrow Payments thereunder with respect to taxes and assessments and with respect to hazard insurance, (iii) to refund to the Mortgagor any funds as may be determined to be overages, (iv) for transfer to the Trust Collection Account in accordance with the terms of this Agreement, (v) for application to restoration or repair of the Mortgaged Property, (vi) to pay to the Servicer, or to the Mortgagor to the extent required by the related Mortgage Loan or Applicable Regulations, any interest paid on the funds deposited in the Escrow Account, (vii) to clear and terminate the Escrow Account on the termination of this Agreement, or (viii) to transfer to the Trust Collection Account any insurance proceeds. As part of its servicing duties, the Servicer shall pay to the Mortgagor interest on funds in the Escrow Account, to the extent required by the related Mortgage Loan or Applicable Regulations, and to the extent that interest earned on funds in the Escrow Account is insufficient, shall pay such interest from its own funds, without any reimbursement therefor.

         In the event the Servicer shall deposit in the Escrow Account any amount not required to be deposited therein, it may at any time withdraw such amount from the Escrow Account, any provision herein to the contrary notwithstanding.

         Section 3.08 Payment of Taxes, Insurance and Other Charges; Collections Thereunder.

         With respect to each Mortgage Loan that provides for Escrow Payments, the Servicer shall maintain accurate records reflecting the status of ground rents, taxes, assessments, water rates and other charges which are or may become a lien upon the Mortgaged Property and the status of fire, flood and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect payment of taxes, assessments, hazard insurance premiums, and comparable items in a manner and at a time that assures that the lien priority of the Mortgage is not jeopardized (or, with respect to the payment of taxes, in a manner and at a time that avoids the loss of the Mortgaged Property due to a tax sale or the foreclosure as a result of a tax lien). To the extent that a Mortgage does not provide for Escrow Payments, the Servicer (i) shall determine whether any such payments are made by the Mortgagor in a manner and at a time that is necessary to avoid the loss of the Mortgaged Property due to a tax sale or the foreclosure as a result of a tax lien and (ii) shall ensure that all insurance required to be maintained on the Mortgaged Property pursuant to this Agreement is maintained. If any such payment has not been made and the Servicer receives notice of a tax lien with respect to the Mortgage Loan being imposed, the Servicer will, promptly and to the extent required to avoid loss of the Mortgaged Property, advance or cause to be advanced funds necessary to discharge such lien on the Mortgaged Property. The Servicer assumes full responsibility for the payment of all such bills and shall effect payments of all such bills irrespective of the Mortgagor's faithful performance in the payment of same or the making of the Escrow Payments and shall make Servicing Advances from its own funds to effect such payments.

         Section 3.09 Transfer of Accounts.

         The Servicer may transfer the Collection Accounts and the Escrow Account to a different depository institution from time to time. Upon such transfer, the Servicer shall deliver to the Trustee, the NIMS Insurer and the Depositor, a certification or letter agreement, as the case may be, as required pursuant to Sections 3.04 and 3.06.

         Section 3.10 Maintenance of Hazard Insurance.

         The Servicer shall cause to be maintained for each Mortgage Loan fire and hazard insurance with extended coverage as is customary in the area where the Mortgaged Property is located in an amount which is at least equal to the lesser of (i) the amount necessary to fully compensate for any damage or loss to the improvements which are a part of such property on a replacement cost basis or (ii) the Principal Balance of the Mortgage Loan, in each case in an amount not less than such amount as is necessary to prevent the Mortgagor and/or the Mortgagee from becoming a co-insurer. If the Mortgaged Property is in an area identified in the Federal Register by the Flood Emergency Management Agency as having special flood hazards and flood insurance has been made available, the Servicer will cause to be maintained a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (i) the Principal Balance of the Mortgage Loan, (ii) the maximum insurable value of the improvements securing such Mortgage Loan or (iii) the maximum amount of insurance which is available under the National Flood Insurance Act of 1968, as amended. The Servicer shall also maintain on the REO Properties for the benefit of the Certificateholders, (x) fire and hazard insurance with extended coverage in an amount which is at least equal to the lesser of (i) 100% of the maximum insurable value of the improvements securing the Mortgage Loan and (ii) the outstanding Principal Balance of the Mortgage Loan at the time it became an REO Property, (y) public liability insurance and, (z) to the extent required and available under the National Flood Insurance Act of 1968, as amended, flood insurance in an amount as provided above. Any amounts collected by the Servicer under any such policies other than amounts to be deposited in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or REO Property, or released to the Mortgagor in accordance with the Servicer's normal servicing procedures, shall be deposited in the Trust Collection Account, subject to withdrawal pursuant to Section 3.05(a). It is understood and agreed that no earthquake or other additional insurance is required to be maintained by the Servicer or the Mortgagor or maintained on property acquired in respect of the Mortgage Loan, other than pursuant to such Applicable Regulations as shall at any time be in force and as shall require such additional insurance. All such policies shall be endorsed with standard mortgagee clauses with loss payable to the Servicer and shall provide for at least thirty days prior written notice of any cancellation, reduction in the amount of or material change in coverage to the Servicer. The Servicer shall not interfere with the Mortgagor's freedom of choice in selecting either his insurance carrier or agent, provided, however, that the Servicer shall not accept any such insurance policies from insurance companies unless such companies currently reflect a general policy rating of A:X or better in Best's Key Rating Guide and are licensed to do business in the state wherein the property subject to the policy is located.

         Section 3.11 Maintenance of Mortgage Impairment Insurance Policy.

         In the event that the Servicer shall obtain and maintain a blanket policy issued by an insurer acceptable to Fannie Mae and Freddie Mac and that has a general policy rating of A:X or better in Best's Key Rating Guide insuring against hazard losses on all of the Mortgage Loans, then, to the extent such policy provides coverage in an amount equal to the amount required pursuant to
Section 3.10 and otherwise complies with all other requirements of Section 3.10, it shall conclusively be deemed to have satisfied its obligations as set forth in Section 3.10, it being understood and agreed that such policy may contain a deductible clause, in which case the Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property or REO Property a policy complying with Section 3.10, and there shall have been a loss which would have been covered by such policy, deliver to the Trustee for deposit in the Distribution Account the amount not otherwise payable under the blanket policy because of such deductible clause, which amount shall not be reimbursable to the Servicer from the Trust Fund. In connection with its activities as servicer of the Mortgage Loans, the Servicer agrees to prepare and present, on behalf of the Trustee, claims under any such blanket policy in a timely fashion in accordance with the terms of such policy. Upon request of the Trustee, the Servicer shall cause to be delivered to the Trustee a certified true copy of such policy and a statement from the insurer thereunder that such policy shall in no event be terminated or materially modified without thirty days prior written notice to the Trustee.

         Section 3.12 Fidelity Bond, Errors and Omissions Insurance.

         The Servicer shall maintain, at its own expense, a blanket fidelity bond (the "Fidelity Bond") and an errors and omissions insurance policy, with broad coverage with financially responsible companies on all officers, employees or other persons acting in any capacity with regard to the Mortgage Loans to handle funds, money, documents and papers relating to the Mortgage Loans. The Fidelity Bond and errors and omissions insurance shall be in the form of the Mortgage Banker's Blanket Bond and shall protect and insure the Servicer against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of such persons. Such Fidelity Bond shall also protect and insure the Servicer against losses in connection with the failure to maintain any insurance policies required pursuant to this Agreement and the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Section 3.12 requiring the Fidelity Bond and errors and omissions insurance shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement. The minimum coverage under any such bond and insurance policy shall be at least equal to the corresponding amounts required by Fannie Mae in the Fannie Mae MBS Selling and Servicing Guide or by Freddie Mac in the Freddie Mac Servicer's Guide, unless the Servicer has obtained a waiver of such requirements from Fannie Mae or Freddie Mac. Upon request of the Trustee or the NIMS Insurer, the Servicer shall cause to be delivered to the requesting party a certified true copy of the Fidelity Bond and errors and omissions insurance policy and a statement from the surety and the insurer that such Fidelity Bond and errors and omissions insurance policy shall in no event be terminated or materially modified without thirty days' prior written notice to the Trustee.

         Section 3.13 Title, Management and Disposition of REO Property.

         (a) In the event that title to a Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken (pursuant to a limited power of attorney to be provided by the Trustee to the Servicer) in the name of the Trustee or its nominee, on behalf of the Certificateholders, or in the event the Trustee is not authorized or permitted to hold title to real property in the state where the REO Property is located, or would be adversely affected under the "doing business" or tax laws of such state by so holding title, the deed or certificate of sale shall be taken in the name of such Person or Persons as shall be consistent with an Opinion of Counsel obtained by the Servicer from an attorney duly licensed to practice law in the state where the REO Property is located. Any Person or Persons holding such title other than the Trustee shall acknowledge in writing that such title is being held as nominee for the benefit of the Trustee.

         (b) In the event that the Trust Fund acquires any REO Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Servicer shall dispose of such REO Property before the end of the third taxable year beginning after the year of its acquisition by the Trust Fund for purposes of Section 860G(a)(8) of the Code unless the Servicer has received a grant of extension from the Internal Revenue Service of the above-mentioned grace period such that the holding by the Trust Fund of such REO Property subsequent to such period will not: (i) result in the imposition of any tax on "prohibited transactions" as defined in Section 860F of the Code; (ii) cause any REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code; or (iii) cause any REMIC constituting any part of the Trust Fund to fail to qualify as a REMIC at any time that any Certificates (other than the Class P Certificates) are outstanding, in which case the Trust Fund may continue to hold such REO Property.

         Subject to compliance with applicable laws and regulations as shall at any time be in force, and notwithstanding any other provisions of this Agreement, no REO Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would: (i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of
Section 860G(a)(8) of the Code; or (ii) subject any REMIC constituting part of the Trust Fund to the imposition of any federal or state income taxes on the income earned from such REO Property, including any taxes imposed by reason of Sections 860F or 860G(c) of the Code, unless the Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

         The Servicer shall manage, conserve, protect and operate each REO Property for the Certificateholders and the Trust Fund solely for the purpose of its prompt disposition and sale in a manner which does not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of
Section 860G(a)(8) of the Code or result in the receipt by the related REMIC of any "income from non-permitted assets" within the meaning of Section 860F(a)(2)(B) of the Code, or any "net income from foreclosure property" which is subject to taxation under the REMIC Provisions. The Servicer shall cause each REO Property to be inspected promptly upon the acquisition of title thereto and shall cause each REO Property to be inspected at least annually thereafter. The Servicer shall make or cause to be made a written or electronic report of each such inspection. Such reports shall be retained in the Mortgage File and copies thereof shall be forwarded by the Servicer to the Trustee upon request. The Servicer shall attempt to sell the same (and may temporarily rent the same) on such terms and conditions as the Servicer deems to be in the best interest of the Certificateholders and the Trust Fund.

         With respect to each REO Property, the Servicer shall account separately for each REO Property with respect to all funds collected and received in connection with the operation of such REO Property.

         The Servicer shall deposit or cause to be deposited, on a daily basis, within two Business Days of receipt, in the Trust Collection Account, all revenues received with respect to each REO Property and shall withdraw therefrom funds necessary for the proper operation, management and maintenance of the related REO Property, including the cost of maintaining any hazard insurance pursuant to Section 3.10 hereof and the fees of any managing agent acting on behalf of the Servicer.

         The Servicer shall furnish to the Trustee, on each Servicer Remittance Date, an operating statement for each REO Property covering the operation of each REO Property for the previous month. Such operating statement shall be accompanied by such other information as the Trustee shall reasonably request.

         The Servicer shall use its best efforts to dispose of the REO Property as promptly as is practically consistent with protecting the Certificateholders' interests.

         Each REO Disposition shall be carried out by the Servicer at such price and upon such terms and conditions as the Servicer deems to be in the best interest of the Certificateholders. If as of the date title to any REO Property was acquired by the Servicer there were outstanding unreimbursed Servicing Advances, Servicing Fees and Advances with respect to the REO Property, the Servicer, upon an REO Disposition of such REO Property, shall be entitled to reimbursement for any related unreimbursed Servicing Advances, Servicing Fees and Advances from proceeds received in connection with such REO Disposition. The proceeds from the REO Disposition, net of any payment to the Servicer as provided above, shall be deposited in the Trust Collection Account for transfer to the Distribution Account on the succeeding Servicer Remittance Date in accordance with Section 3.04(a)(vi).

         Any REO Disposition shall be for cash only (unless changes in the REMIC Provisions made subsequent to the Startup Day allow a sale for other consideration and an Opinion of Counsel is obtained by the Servicer to the effect that such sale shall not cause any REMIC constituting part of the Trust Fund to fail to qualify as a REMIC).

         Section 3.14 Due-on-Sale Clauses; Assumption and Substitution
Agreements.

         When a Mortgaged Property has been or is about to be conveyed by the Mortgagor, the Servicer shall, to the extent it has knowledge of such conveyance or prospective conveyance, exercise its rights to accelerate the maturity of the related Mortgage Loan under any "due-on-sale" clause contained in the related Mortgage or Mortgage Note; provided, however, that the Servicer shall not exercise any such right if the "due-on-sale" clause, in the reasonable belief of the Servicer, is not enforceable under applicable law. An Opinion of Counsel of the Servicer (the costs of which shall constitute a reimbursable Servicing Advance) delivered to the Trustee, the Depositor and the NIMS Insurer shall conclusively establish the reasonableness of the Servicer's belief that any "due-on-sale" clause is not enforceable under applicable law. In such event, the Servicer shall make reasonable efforts to enter into an assumption and modification agreement with the Person to whom such property has been or is about to be conveyed, pursuant to which such Person becomes liable under the Mortgage Note and, unless prohibited by applicable law or the Mortgage, the Mortgagor remains liable thereon. If the foregoing is not permitted under applicable law, the Servicer is authorized to enter into a substitution of liability agreement with such Person, pursuant to which the original Mortgagor is released from liability and such Person is substituted as Mortgagor and becomes liable under the Note; provided that no such substitution will be permitted unless such person satisfies the underwriting criteria of the Servicer and has a credit score at least equal to that of the original Mortgagor. The Mortgage Loan, as assumed, shall conform in all respects to the requirements, representations and warranties of this Agreement. The Servicer shall not take or enter into any assumption and modification agreement, however, unless (to the extent practicable under the circumstances) it shall have received confirmation, in writing, of the continued effectiveness of any applicable hazard insurance policy. The Servicer shall notify the Trustee that any such assumption or substitution agreement has been completed by forwarding to the Trustee the original copy of such assumption or substitution agreement (indicating the Mortgage File to which it relates) which copy shall be added by the Trustee to the related Mortgage File and which shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. The Servicer shall be responsible for recording any such assumption or substitution agreements. In connection with any such assumption or substitution agreement, the Monthly Payment on the related Mortgage Loan shall not be changed but shall remain as in effect immediately prior to the assumption or substitution, the stated maturity or outstanding principal amount of such Mortgage Loan shall not be changed nor shall any required monthly payments of principal or interest be deferred or forgiven. Any fee collected by the Servicer for consenting to any such conveyance or entering into an assumption or substitution agreement shall be retained by or paid to the Servicer as additional servicing compensation.

         Notwithstanding the foregoing paragraph or any other provision of this Agreement, the Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or any assumption which the Servicer may be restricted by law from preventing, for any reason whatsoever. For purposes of this Section 3.14, the term "assumption" is deemed to include a sale of the Mortgaged Property subject to the Mortgage that is not accompanied by an assumption or substitution of liability agreement.

         Section 3.15 Notification of Adjustments.

         On each Adjustment Date, the Servicer shall make Mortgage Interest Rate adjustments for each Mortgage Loan in compliance with the requirements of the related Mortgage and Mortgage Note and Applicable Regulations. The Servicer shall execute and deliver the notices required by each Mortgage and Mortgage Note and Applicable Regulations regarding Mortgage Interest Rate adjustments. Upon the discovery by the Servicer or the Trustee that the Servicer has failed to adjust or has incorrectly adjusted a Mortgage Interest Rate or a Monthly Payment pursuant to the terms of the related Mortgage Note and Mortgage, the Servicer shall deliver to the Trustee for deposit in the Distribution Account from its own funds the amount of any interest loss caused thereby without reimbursement therefor; provided, however, the Servicer shall be held harmless with respect to any Mortgage Interest Rate adjustments made by any servicer prior to the Servicer.

         Section 3.16 Optional Purchases of Mortgage Loans by Servicer.

         The Servicer may, at its option, or, shall, at the direction of the NIMS Insurer (which shall be at the expense of the NIMS Insurer), purchase a Mortgage Loan or REO Property which becomes 90 or more days Delinquent or for which the Servicer has accepted a deed in lieu of foreclosure. Prior to purchase pursuant to this Section 3.16, the Servicer shall be required to continue to make Advances pursuant to Section 4.07. The Servicer shall not use any procedure in selecting Mortgage Loans to be purchased which is materially adverse to the interests of the Certificateholders. The Servicer shall purchase such Delinquent Mortgage Loan or REO Property at a price equal to the Purchase Price. The Servicer will not be entitled to any Servicing Fee with respect to any such purchased Mortgage Loan. Any such purchase of a Mortgage Loan or REO Property pursuant to this Section 3.16 shall be accomplished by delivery to the Trustee for deposit in the Distribution Account of the amount of the Purchase Price. The Trustee shall immediately effectuate the conveyance of such delinquent Mortgage Loan or REO Property to the Servicer to the extent necessary, including the prompt delivery of all documentation to the Servicer.

         Section 3.17 Trustee to Cooperate; Release of Files.

         (a) Upon the payment in full of any Mortgage Loan (including any liquidation of such Mortgage Loan through foreclosure or otherwise, or the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes), the Servicer shall deliver to the Trustee, in written form (with two executed copies) or electronic form, of a completed "Request for Release" in the form of Exhibit E. Upon receipt of such Request for Release of Documents, the Trustee shall promptly release the related Mortgage File within three (3) Business Days via overnight mail delivery (at the expense of the Servicer), in trust, to (i) the Servicer, or (ii) such other party identified in the related Request for Release. Upon any such payment in full, or the receipt of such notification that such funds have been placed in escrow, the Trustee hereby authorizes and empowers the Servicer to execute an instrument of satisfaction (or Assignment without recourse) regarding the Mortgaged Property relating to such Mortgage, which instrument of satisfaction or Assignment shall be delivered to the Person or Persons entitled thereto against receipt therefor of payment in full, it being understood and agreed that no expense incurred in connection with such instrument of satisfaction or assignment, as the case may be, shall be chargeable to the Collection Accounts. In lieu of executing any such satisfaction or assignment, as the case may be, the Servicer may prepare and submit to the Trustee a satisfaction (or assignment without recourse, if requested by the Person or Persons entitled thereto) in form for execution by the Trustee with all requisite information completed by the Servicer; in such event, the Trustee shall execute and acknowledge such satisfaction or assignment, as the case may be, and deliver the same with the related Mortgage File, as aforesaid.

         (b) From time to time and as appropriate in the servicing of any Mortgage Loan, including, without limitation, foreclosure or other comparable conversion of a Mortgage Loan or collection under any insurance policy relating to a Mortgage Loan, the Trustee shall (except in the case of the payment or liquidation pursuant to which the related Mortgage File is released to an escrow agent or an employee, agent or attorney of the Trustee), upon written request of the Servicer and delivery to the Trustee, in written form (with two executed copies) or electronic form, of a "Request for Release" in the form of Exhibit E signed by a Servicing Officer, release the related Mortgage File to the Servicer within three (3) Business Days and shall execute such documents as shall be necessary to the prosecution of any such proceedings, including, without limitation, an assignment without recourse of the related Mortgage to the Servicer. Such receipt shall obligate the Servicer to return the Mortgage File to the Trustee when the need therefor by the Servicer no longer exists unless the Mortgage Loan shall be liquidated, in which case, upon receipt of a Request for Release evidencing such liquidation, the receipt shall be released by the Trustee to the Servicer.

         (c) Subject to Section 3.01, the Servicer shall have the right to accept applications of Mortgagors for consent to (i) partial releases of Mortgages, (ii) alterations, (iii) removal, demolition or division of properties subject to Mortgages, (iv) modifications, and (v) second mortgage subordination agreements. No application for approval shall be considered by the Servicer unless: (w) it has received an Opinion of Counsel, addressed to the Trustee (which opinion shall not be an expense of the Trustee or the Trust Fund) that such sale, disposition, substitution, acquisition or contribution will not affect adversely the status of any REMIC constituting part of the Trust Fund as a REMIC or cause any REMIC constituting part of the Trust Fund to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions; (x) the provisions of the related Note and Mortgage have been complied with; (y) the Loan-to-Value Ratio and debt-to-income ratio after any release does not exceed the maximum Loan-to-Value Ratio and debt-to-income ratio established in accordance with the underwriting standards of the Mortgage Loans; and (z) the lien priority of the related Mortgage is not affected. Upon receipt by the Trustee of a Servicing Officer's certificate setting forth the action proposed to be taken in respect of a particular Mortgage Loan and certifying that the criteria set forth in the immediately preceding sentence have been satisfied, the Trustee shall execute and deliver to the Servicer the consent or partial release so requested by the Servicer. A proposed form of consent or partial release, as the case may be, shall accompany any Servicing Officer's certificate delivered by the Servicer pursuant to this paragraph.

         Section 3.18 Servicing Compensation.

         As compensation for its activities hereunder, the Servicer shall be entitled to retain the amount of the Servicing Fee with respect to each Mortgage Loan (including REO Properties). The Servicer shall be entitled to retain additional servicing compensation in the form of release fees, bad check charges, assumption fees, modification or extension fees, late payment charges, prepayment charges that are not Prepayment Charges, Originator Prepayment Charge Payment Amounts or Servicer Prepayment Charge Payment Amounts, or any other service-related fees and similar items, to the extent collected from Mortgagors.

         The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder (including payment of premiums for any blanket policy insuring against hazard losses pursuant to
Section 3.11 and the fees and expenses of independent accountants and any agents appointed by the Servicer), and shall not be entitled to reimbursement therefor from the Trust Fund except as specifically provided in Section 3.05(a).

         Section 3.19 Annual Statement as to Compliance.

         (a) Beginning in 2005, the Servicer, at its own expense, will deliver to the Trustee, the NIMS Insurer and the Depositor, not later than March 15th of each calendar year, a Servicing Officer's certificate stating, as to each signer thereof, that (i) a review of the activities of the Servicer during such preceding fiscal year and of performance under this Agreement has been made under such officers' supervision, and (ii) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement for such year, or, if there has been a default in the fulfillment of all such obligations, specifying each such default known to such officers and the nature and status thereof including the steps being taken by the Servicer to remedy such default.

         (b) Delivery of such reports, information and documents to the Trustee is for informational purposes only and their receipt of such shall not constitute constructive notice of any information contained therein or determinable, from information contained therein, including the Servicer's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

         Section 3.20 Annual Independent Certified Public Accountants' Reports.

         (a) Beginning in 2005, not later than March 15th of each calendar year, the Servicer, at its expense, shall cause a nationally recognized firm of independent certified public accountants to furnish to the Trustee, the Depositor, the NIMS Insurer and each Rating Agency, a report stating that (i) it has obtained a letter of representation regarding certain matters from the management of the Servicer which includes an assertion that the Servicer has complied with certain minimum residential mortgage loan servicing standards, identified in either the Uniform Single Attestation Program for Mortgage Bankers established by the Mortgage Bankers Association of America or the Audit Program for Mortgages serviced by Freddie Mac, with respect to the servicing of residential mortgage loans during the most recently completed fiscal year and
(ii) on the basis of an examination conducted by such firm in accordance with standards established by the American Institute of Certified Public Accountants, such representation is fairly stated in all material respects, subject to such exceptions and other qualifications that may be appropriate. Copies of such statement shall be provided by the Trustee to any Certificateholder upon request, at the Servicer's expense, provided that such statement is delivered by the Servicer to the Trustee.

         (b) Delivery of such reports, information and documents to the Trustee is for informational purposes only and their receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Servicer's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

         Section 3.21 Access to Certain Documentation and Information Regarding the Mortgage Loans.

         (a) The Servicer shall provide to the Depositor, the Trustee, Certificateholders that are federally insured savings and loan associations, the Office of Thrift Supervision, the Office of the Comptroller of the Currency, the FDIC and the supervisory agents and examiners of each of the foregoing (which, in the case of supervisory agents and examiners, may be required by applicable state and federal regulations) access to the available documentation regarding the Mortgage Loans, such access being afforded without charge but only upon reasonable advance request and during normal business hours at the offices of the Servicer designated by it.

         (b) The Servicer shall afford the NIMS Insurer, upon reasonable advance notice, during normal business hours, access to all records maintained by the Servicer in respect of its rights and obligations hereunder and access to officers of the Servicer responsible for such obligations. Upon request, the Servicer shall furnish to the NIMS Insurer its most recent publicly available financial statements and such other information relating to its capacity to perform its obligations under this Agreement.

         Section 3.22 Duties of Credit Risk Manager.

         For and on behalf of the Depositor, the Credit Risk Manager shall provide reports and recommendations as to loss mitigation activities concerning Mortgage Loans that are past due, are in default, as to which there has been commencement of foreclosure, as to which there has been forbearance in exercise of remedies, as to which any obligor is the subject of bankruptcy, receivership, or an arrangement of creditors, or which have become REO Properties. Such reports and recommendations will be based upon information provided pursuant to the Credit Risk Management Agreement. The Credit Risk Manager shall look solely to the Servicer for all information and data (including loss and delinquency information and data) and loan-level information and data relating to the servicing of the Mortgage Loans. The Trustee, on behalf of the Trust, hereby authorizes the Servicer to provide such loan-level information and data to the Credit Risk Manager.

         The Credit Risk Manager may be removed at any time by a vote of Certificateholders holding Certificates evidencing at least 66 2/3% of the aggregate Voting Rights of the Certificates. After any such termination, the Credit Risk Manager shall have no further obligations hereunder, and shall no longer be entitled to the Credit Risk Manager Fee.

         Section 3.23 Obligations of the Servicer in Respect of Compensating Interest.

         Not later than the close of business on each Servicer Remittance Date, the Servicer shall deliver to the Trustee for deposit in the Distribution Account an amount ("Compensating Interest") equal to the lesser of (A) the aggregate of the Prepayment Interest Shortfalls on the Mortgage Loans for the related Distribution Date resulting from Principal Prepayments on the Mortgage Loans during the related Prepayment Period and (B) its aggregate Servicing Fee received in the related Collection Period. The Servicer shall apply Compensating Interest to offset any Prepayment Interest Shortfalls on the Mortgage Loans. The Servicer shall not have the right to reimbursement for any amounts remitted to the Trustee in respect of Compensating Interest. Such amounts so remitted shall be included in the Available Funds and distributed therewith on the next Distribution Date. The Servicer shall not be obligated to pay Compensating Interest with respect to Relief Act Interest Shortfalls.

         Section 3.24 Obligations of the Servicer in Respect of Mortgage Interest Rates and Monthly Payments.

         In the event that a shortfall in any collection on or liability with respect to any Mortgage Loan results from or is attributable to adjustments to Mortgage Interest Rates, Monthly Payments or Principal Balances that were made by the Servicer in a manner not consistent with the terms of the related Mortgage Note, Applicable Regulations and this Agreement, the Servicer, upon discovery or receipt of notice thereof, immediately shall deliver to the Trustee for deposit in the Distribution Account from its own funds the amount of any such shortfall and shall indemnify and hold harmless the Trust Fund, the Trustee, the Depositor and any successor servicer in respect of any such liability. Such indemnities shall survive the termination or discharge of this Agreement. Notwithstanding the foregoing, this Section 3.24 shall not limit the ability of the Servicer to seek recovery of any such amounts from the related Mortgagor under the terms of the related Mortgage Note, as permitted by law.

         Section 3.25 Investment of Funds in the Collection Accounts.

         (a) The Servicer may direct any depository institution maintaining one or more Collection Accounts, to invest the funds in such Collection Account in one or more Eligible Investments bearing interest or sold at a discount, and maturing, unless payable on demand, (i) no later than the Business Day immediately preceding the date on which such funds are required to be withdrawn from such account pursuant to this Agreement, if a Person other than the Trustee is the obligor thereon, and (ii) no later than the date on which such funds are required to be withdrawn from such account pursuant to this Agreement, if the Trustee is the obligor thereon or if such investment is managed or advised by the Trustee or an Affiliate of the Trustee. All such Eligible Investments shall be held to maturity, unless payable on demand. Any investment of funds in a Collection Account shall be made in the name of the Trustee or the Servicer, as applicable (in its capacity as such) or in the name of a nominee of the Trustee. The Trustee shall be entitled to sole possession (except with respect to investment direction of funds held in the Collection Accounts) over each such investment and the income thereon, and any certificate or other instrument evidencing any such investment shall be delivered directly to the Trustee or its agent, together with any document of transfer necessary to transfer title to such investment to the Trustee or its nominee. In the event amounts on deposit in a Collection Account are at any time invested in an Eligible Investment payable on demand, the Trustee shall at the direction of the Servicer:

                           (x) consistent with any notice required to be given thereunder, demand that payment thereon be made on the last day such Eligible Investment may otherwise mature hereunder in an amount equal to the lesser of (1) all amounts then payable thereunder and (2) the amount required to be withdrawn on such date; and

                           (y) demand payment of all amounts due thereunder promptly upon determination by a Responsible Officer of the Trustee that such Eligible Investment would not constitute an Eligible Investment in respect of funds thereafter on deposit in such Collection Account.

         (b) All income and gain realized from the investment of funds in the Collection Accounts shall be for the benefit of the Servicer. The Servicer shall deposit in the applicable Collection Account or (to the extent funds in the Escrow Account are invested if permitted by applicable law) the Escrow Account, as applicable, from its own funds the amount of any loss incurred in respect of any such Eligible Investment made with funds in such account immediately upon realization of such loss. Funds in the Distribution Account shall remain uninvested.

         (c) Except as otherwise expressly provided in this Agreement, if any default occurs in the making of a payment due under any Eligible Investment, or if a default occurs in any other performance required under any Eligible Investment, the Trustee may and, subject to Section 8.01 and Section 8.02(e), upon the request of the NIMS Insurer or Holders of Certificates representing more than 50% of the Voting Rights allocated to any Class of Certificates, shall take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate proceedings.

         Section 3.26 Liability of Servicer; Indemnification.

         Subject to Section 6.03, the Servicer (except the Trustee if it is required to succeed the Servicer hereunder) indemnifies and holds the Trustee, the Depositor, the NIMS Insurer and the Trust Fund harmless against any and all claims, losses, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments, and any other costs, fees and expenses that the Trustee, the Depositor, the NIMS Insurer and the Trust Fund may sustain in any way related to the failure of the Servicer to perform its duties and service the Mortgage Loans in compliance with the Servicing Standard. The Servicer shall immediately notify the Trustee, the NIMS Insurer and the Depositor if a claim is made that may result in such claims, losses, penalties, fines, forfeitures, legal fees or related costs, judgments, or any other costs, fees and expenses, and the Servicer shall assume (with the consent of the Trustee) the defense of any such claim and pay all expenses in connection therewith, including reasonable counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against the Servicer, the Trustee, the Depositor, the NIMS Insurer and/or the Trust Fund in respect of such claim. The provisions of this Section
3.26 shall survive the termination of this Agreement and the payment of the outstanding Certificates.

         Section 3.27 Reports of Foreclosure and Abandonment of Mortgaged Properties.

         Beginning in 2005, the Servicer shall file the reports of foreclosure and abandonment of any Mortgaged Property required by Section 6050J of the Code with the Internal Revenue Service on or before the due date for any such report. Not later than 90 days following the end of each calendar year, beginning in 2005, the Servicer will deliver an Officer's Certificate to the Trustee and the NIMS Insurer certifying its compliance with this Section 3.27. The reports from the Servicer shall be in form and substance sufficient to meet the reporting requirements imposed by such Section 6050J.

         Section 3.28 Protection of Assets.

         (a) Except for transactions and activities entered into in connection with the securitization that is the subject of this Agreement, the Trust is not authorized and has no power to:

                  (1) borrow money or issue debt;

                  (2) merge with another entity, reorganize, liquidate or sell assets; or

                  (3) engage in any business or activities.

         (b) Notwithstanding any prior termination of this Agreement, each party hereto agrees that, until after one year and one day following the payment in full of the last of the Certificates issued hereunder, it shall not acquiesce, petition or otherwise invoke or cause the Depositor or the Trust to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Depositor or the Trust under any federal or state bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Depositor or the Trust or any substantial part of the property of either, or ordering the winding up or liquidation of the affairs of the Depositor or the Trust.

         Section 3.29 Limitation of Liability of the Credit Risk Manager.

         Neither the Credit Risk Manager, nor any of the directors, officers, employees or agents of the Credit Risk Manager, shall be under any liability to the Depositor, the Servicer, the Trustee or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, in reliance upon information provided by the Servicer under the Credit Risk Management Agreement or for errors in judgment; provided, however, that this provision shall not protect the Credit Risk Manager or any such person against liability that would otherwise be imposed by reason of willful malfeasance, bad faith or negligence in its performance of its duties or by reason of reckless disregard for its obligations and duties under this Agreement or the applicable Credit Risk Management Agreement. The Credit Risk Manager and any director, officer, employee or agent of the Credit Risk Manager may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder, and may rely in good faith upon the accuracy of information furnished by the Servicer pursuant to the applicable Credit Risk Management Agreement in the performance of its duties thereunder and hereunder.

         Section 3.30 No Personal Solicitation.

         From and after the Closing Date, the Servicer agrees that it will not take any action or permit or cause any action to be taken by any of its agents and Affiliates, or by any independent contractors or independent mortgage brokerage companies on the Servicer's behalf, to personally, by telephone, mail or electronic mail, solicit the Mortgagor under any Mortgage Loan for the purpose of refinancing such Mortgage Loan or make the list of names and addresses of the Mortgagors available to any third party for any solicitation purpose; provided, that the Servicer may solicit any Mortgagor for whom the Servicer has received a request for verification of mortgage, a request for demand for payoff, a mortgagor initiated written or verbal communication indicating a desire to prepay the related Mortgage Loan, or the mortgagor initiates a title search; provided further, it is understood and agreed that promotions undertaken by the Servicer or any of its Affiliates which (i) concern optional insurance products or other additional products or (ii) are directed to the general public at large, including, without limitation, mass mailings based on commercially acquired mailing lists, newspaper, radio and television advertisements shall not constitute solicitation under this Section, nor is the Servicer prohibited from responding to unsolicited requests or inquiries made by a Mortgagor or an agent of a Mortgagor. Furthermore, the Servicer shall be permitted to include messages to all borrowers under all mortgage loans serviced by it in its monthly statements.

         Section 3.31 Periodic Filings.

         (a) The Trustee and the Servicer shall reasonably cooperate with the Depositor in connection with the Trust's satisfying its reporting requirements under the Exchange Act. Without limiting the generality of the foregoing, the Trustee shall prepare, or cause to be prepared, on behalf of the Trust any monthly Current Reports on Form 8-K (each, a "Monthly Form 8-K") and Annual Reports on Form 10-K (each, a "Form 10-K") customary for similar securities as required by the Exchange Act and the rules and regulations of the Securities and Exchange Commission thereunder, and the Trustee shall sign (other than any Form 10-K) and file (via the Securities and Exchange Commission's Electronic Data Gathering and Retrieval System) such Forms on behalf of the Trust. The Depositor hereby grants to the Trustee a limited power of attorney to execute and file each such document on behalf of the Depositor. Such power of attorney shall continue until either the earlier of (i) receipt by the Trustee from the Depositor of written termination of such power of attorney and (ii) the termination of the Trust. Notwithstanding the foregoing, the Depositor shall sign any Form 10-K with respect to which the Depositor signs a Certification.

         (b) Each Monthly Form 8-K shall be filed by the Trustee within 15 days after each Distribution Date, including a copy of the Distribution Date Statement for such Distribution Date as an exhibit thereto. Prior to March 30th of each year (or such earlier date as may be required by the Exchange Act and the rules and regulations of the Securities and Exchange Commission), the Trustee shall file a Form 10-K, in substance as required by applicable law or applicable Securities and Exchange Commission staff interpretations. Such Form 10-K shall include as exhibits the Servicer's annual statement of compliance described under Section 3.19 and the accountant's report described under Section 3.20, in each case, to the extent they have been timely delivered to the Trustee. If they are not so timely delivered, the Trustee shall file an amended Form 10-K (to the extent permissible) including such documents as exhibits reasonably promptly after they are delivered to the Trustee. The Trustee shall have no liability with respect to any failure to properly prepare or file such periodic reports resulting from or relating to the Trustee's inability or failure to obtain any information not resulting from its own negligence, willful misconduct or bad faith. The Form 10-K shall also include a certification in the form attached hereto as Exhibit O (the "Certification"), which shall be signed by a senior officer of the Depositor in charge of securitization. The Depositor shall deliver the Certification to the Trustee prior to March 15th of each year in which a Form 10-K is required to be filed with respect to the Trust. The Trustee, the Depositor and the Servicer shall reasonably cooperate to enable the Securities and Exchange Commission requirements with respect to the Trust to be met in the event that the Securities and Exchange Commission issues additional interpretive guidelines or promulgates rules or regulations, or in the event of any other change of law that would require reporting arrangements or the allocation of responsibilities with respect thereto, as described in this
Section 3.31, to be conducted or allocated in a different manner.

         (c) Not later than 15 calendar days prior to the latest date on which the Form 10-K may be timely filed each year, (i) the Trustee shall sign and deliver to the Depositor a certification (in the form attached hereto as Exhibit P-1) for the benefit of the Depositor and its officers, directors and Affiliates (provided, however, that the Trustee shall not undertake an analysis of the accountant's report attached as an exhibit to the Form 10-K) and (ii) the Servicer shall sign and deliver to the Depositor a certification (in the form attached hereto as Exhibit P-2) for the benefit of the Depositor and its officers, directors and Affiliates. In addition, (i) the Trustee shall also indemnify and hold harmless the Depositor, each Person, if any, who "controls" the Depositor within the meaning of the 1933 Act, and its officers, directors and Affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon any inaccuracy in the certification provided by the Trustee pursuant to this Section 3.31(c), any breach of the Trustee's obligations under this Section 3.31(c) or the Trustee's negligence, bad faith or willful misconduct in connection therewith and (ii) the Servicer shall indemnify and hold harmless the Depositor, each Person, if any, who "controls" the Depositor within the meaning of the 1933 Act, and its officers, directors and Affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon any inaccuracy in the certification provided by the Servicer pursuant to this
Section 3.31(c), any breach of the Servicer's obligations under this Section 3.31(c) or the Servicer's negligence, bad faith or willful misconduct in connection therewith. If the indemnification provided for herein is unavailable or insufficient to hold harmless the Depositor, each Person, if any, who "controls" the Depositor within the meaning of the 1933 Act, and its officers, directors and Affiliates, then (i) the Trustee agrees that it shall contribute to the amount paid or payable by the Depositor, its officers, directors or Affiliates as a result of the losses, claims, damages or liabilities of the Depositor, its officers, directors or Affiliates in such proportion as is appropriate to reflect the relative fault of the Depositor and its officers, directors and Affiliates on the one hand and the Trustee on the other in connection with a breach of the Trustee's obligations under this Section 3.31(c) or the Trustee's negligence, bad faith or willful misconduct in connection therewith and (ii) the Servicer agrees that it shall contribute to the amount paid or payable by the Depositor, its officers, directors or Affiliates as a result of the losses, claims, damages or liabilities of the Depositor, its officers, directors or Affiliates in such proportion as is appropriate to reflect the relative fault of the Depositor and its officers, directors and Affiliates on the one hand and the Servicer on the other in connection with a breach of the Servicer's obligations under this Section 3.31(c) or the Servicer's negligence, bad faith or willful misconduct in connection therewith. The Servicer hereby acknowledges and agrees that the Depositor and the Trustee are relying on the Servicer's performance of its obligations under Sections 3.19 and 3.20 in order to perform their respective obligations under this Section 3.31.

         (d) Upon any filing with the Securities and Exchange Commission, the Trustee shall promptly deliver to the Depositor a copy of any such executed report, statement or information.

         (e) The obligations set forth in paragraphs (a) through (d) of this Section shall only apply with respect to periods for which the Trustee is obligated to file reports on Form 8-K or 10-K pursuant to paragraph (b) of this Section. Prior to January 30th of the first year in which the Trustee is able to do so, the Trustee shall prepare, execute and file with the Securities and Exchange Commission a Form 15 Suspension Notification with respect to the Trust, and thereafter there shall be no further obligations under paragraphs (a) through (d) of this Section commencing with the calendar year in which the Form 15 is filed (other than the obligations to be performed in such calendar year that relate back to the prior calendar year).

         (f) If the Securities and Exchange Commission issues additional interpretative guidance or promulgates additional rules or regulations, or if other changes in applicable law occur, which would require the reporting arrangements, or the allocation of responsibilities with respect thereto, described in this Section 3.31, to be conducted differently than as described, the Depositor, the Servicer and the Trustee will reasonably cooperate to amend the provisions of this Section 3.31 in order to comply with such amended reporting requirements and such amendment of this Section 3.31. Any such amendment shall be made in accordance with Section 11.01 without the consent of the Certificateholders, and may result in a change in the reports filed by the Trustee on behalf of the Trust under the Exchange Act. Notwithstanding the foregoing, none of the Depositor, the Servicer or the Trustee shall be obligated to enter into any amendment pursuant to this Section 3.31 that adversely affects its obligations and immunities under this Agreement.

         Section 3.32 Credit Reporting; Gramm-Leach-Bliley Act.

         (a) With respect to each Mortgage Loan, the Servicer agrees to fully furnish, in accordance with Fannie Mae Guide Announcement 95-19 and the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (e.g., favorable and unfavorable) on its borrower credit files to Equifax, Experian and TransUnion Credit Information Company (three of the credit repositories) on a monthly basis and agrees it shall report one of the following statuses each month as follows: new origination, current, delinquent (30-, 60-, 90-days, etc.), foreclosed, or charged-off.

         (b) The Servicer shall comply with Title V of the Gramm-Leach-Bliley Act of 1999 and all applicable regulations promulgated thereunder, relating to the Mortgage Loans and the related borrowers and shall provide all required notices thereunder.

                                   ARTICLE IV

                                  FLOW OF FUNDS

         Section 4.01 Interest Distributions.

         On each Distribution Date, the Trustee shall withdraw from the Distribution Account the Interest Remittance Amount and apply it in the following order of priority (based upon the Mortgage Loan information provided to it in the Remittance Report, upon which the Trustee may conclusively rely), and the calculations required to be made by the Trustee, to the extent available:

                  (i) concurrently, to the Trustee, the Trustee Fee for such Distribution Date, to the Credit Risk Manager, the Credit Risk Manager Fee for such Distribution Date, pro rata;

                  (ii) concurrently, as follows:

                           (a) from the Group 1 Interest Remittance Amount to
                  the Class A-1 Certificates, the Accrued Certificate Interest thereon for such Distribution Date; and

                           (b) from the Group 2 Interest Remittance Amount to
                  the Class A-2 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

                  (iii) concurrently, as follows:

                           (a) from the Group 1 Interest Remittance Amount to
                  the Class A-1 Certificates, the Interest Carry Forward Amount thereon for such Distribution Date; and

                           (b) from the Group 2 Interest Remittance Amount to
                  the Class A-2 Certificates, the Interest Carry Forward Amount thereon for such Distribution Date;

                  (iv) concurrently, as follows:

                           (a) if the Group 1 Interest Remittance Amount is
                  insufficient to pay the Class A-1 Certificates' Accrued Certificate Interest for such Distribution Date pursuant to
                  Section 4.01(ii)(a) above, from the remaining Group 2 Interest Remittance Amount, to the Class A-1 Certificates, to cover such shortfall for such Distribution Date; and

                           (b) if the Group 2 Interest Remittance Amount is
                  insufficient to pay the Class A-2 Certificates' Accrued Certificate Interest for such Distribution Date pursuant to
                  Section 4.01(ii)(b) above, from the remaining Group 1 Interest Remittance Amount, to the Class A-2 Certificates, to cover such shortfall for such Distribution Date;

                  (v) concurrently, as follows:

                           (a) if the Group 1 Interest Remittance Amount is
                  insufficient to pay the Class A-1 Certificates' Interest Carry Forward Amount for such Distribution Date pursuant to Section 4.01(iii)(a) above, from the remaining Group 2 Interest Remittance Amount, to the Class A-1 Certificates, to cover such shortfall for such Distribution Date; and

                           (b) if the Group 2 Interest Remittance Amount is
                  insufficient to pay the Class A-2 Certificates' Interest Carry Forward Amount for such Distribution Date pursuant to Section 4.01(iii)(b) above, from the remaining Group 1 Interest Remittance Amount, to the Class A-2 Certificates, to cover such shortfall for such Distribution Date;

                  (vi) to the Class M-1 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

                  (vii) to the Class M-2 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

                  (viii) to the Class M-3 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

                  (ix) to the Class M-4 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

                  (x) to the Class M-5 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

                  (xi) to the Class M-6 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

                  (xii) to the Class M-7 Certificates, the Accrued Certificate Interest thereon for such Distribution Date; and

                  (xiii) the amount, if any, of the Interest Remittance Amount remaining after application with respect to the priorities set forth above will be applied as described under Section 4.02(b) hereof.

         Section 4.02 Distributions of Principal and Monthly Excess Cashflow Amounts.

         (a) On each Distribution Date, the Trustee shall make the following distributions in the following order of priority (based upon the Mortgage Loan information provided to it in the Remittance Report and the calculations required to be made by the Trustee), to the extent of the Principal Distribution
Amount:

                  (i) before the Stepdown Date or with respect to which a Trigger Event is in effect, sequentially, as follows:

                  first, concurrently, as follows:

                           (a) the Group 1 Senior Principal Distribution Amount
                  to the Class A-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and

                           (b) the Group 2 Senior Principal Distribution Amount
                  to the Class A-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                  second, concurrently, as follows:

                           (a) the Group 1 Senior Principal Distribution Amount
                  remaining after priority first of this Section 4.02(a)(i), to the Class A-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and

                           (b) the Group 2 Senior Principal Distribution Amount
                  remaining after priority first of this Section 4.02(a)(i), to the Class A-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                  third, to the Class M-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                  fourth, to the Class M-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                  fifth, to the Class M-3 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                  sixth, to the Class M-4 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                  seventh, to the Class M-5 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                  eighth, to the Class M-6 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                  ninth, to the Class M-7 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and

                  tenth, any remaining Principal Distribution Amount will be distributed as part of the Monthly Excess Cashflow Amount as set forth in Section 4.02(b).

         (ii) on or after the Stepdown Date and as long as a Trigger Event is not in effect:

                  first, concurrently, as follows:

                           (a) the Group 1 Senior Principal Distribution Amount
                  to the Class A-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and

                           (b) the Group 2 Senior Principal Distribution Amount
                  to the Class A-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                  second, concurrently, as follows:

                           (a) the Group 1 Senior Principal Distribution Amount
                  remaining after priority first of this Section 4.02(a)(ii), to the Class A-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and

                           (b) the Group 2 Senior Principal Distribution Amount
                  remaining after priority first of this Section 4.02(a)(ii), to the Class A-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                  third, to the Class M-1 Certificates, up to the Class M-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                  fourth, to the Class M-2 Certificates, up to the Class M-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                  fifth, to the Class M-3 Certificates, up to the Class M-3 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                  sixth, to the Class M-4 Certificates, up to the Class M-4 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                  seventh, to the Class M-5 Certificates, up to the Class M-5 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                  eighth, to the Class M-6 Certificates, up to the Class M-6 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                  ninth, to the Class M-7 Certificates, up to the Class M-7 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero; and

                  tenth, any remaining Principal Distribution Amount will be distributed as part of the Monthly Excess Cashflow Amount as set forth in Section 4.02(b).

         (b) On each Distribution Date, any Monthly Excess Cashflow Amount shall be distributed, to the extent available, in the following order of priority on such Distribution Date:

                  (i) to pay any remaining Accrued Certificate Interest for such Distribution Date, pro rata, for the Class A Certificates;

                  (ii) to pay any Interest Carry Forward Amounts for such Distribution Date, pro rata, for the Class A Certificates;

                  (iii) to pay any remaining unpaid Accrued Certificate Interest for such Distribution Date on the Class M-1 Certificates;

                  (iv) to pay the remaining Interest Carry Forward Amount, if any, for the Class M-1 Certificates;

                  (v) to pay the Class M-1 Realized Loss Amortization Amount for such Distribution Date;

                  (vi) to pay any remaining unpaid Accrued Certificate Interest for such Distribution Date on the Class M-2 Certificates;

                  (vii) to pay the remaining Interest Carry Forward Amount, if any, for the Class M-2 Certificates;

                  (viii) to pay the Class M-2 Realized Loss Amortization Amount for such Distribution Date;

                  (ix) to pay any remaining unpaid Accrued Certificate Interest for such Distribution Date on the Class M-3 Certificates;

                  (x) to pay the remaining Interest Carry Forward Amount, if any, for the Class M-3 Certificates;

                  (xi) to pay the Class M-3 Realized Loss Amortization Amount for such Distribution Date;

                  (xii) to pay any remaining unpaid Accrued Certificate Interest for such Distribution Date on the Class M-4 Certificates;

                  (xiii) to pay the remaining Interest Carry Forward Amount, if any, for the Class M-4 Certificates;

                  (xiv) to pay the Class M-4 Realized Loss Amortization Amount for such Distribution Date;

                  (xv) to pay any remaining unpaid Accrued Certificate Interest for such Distribution Date on the Class M-5 Certificates;

                  (xvi) to pay the remaining Interest Carry Forward Amount, if any, for the Class M-5 Certificates;

                  (xvii) to pay the Class M-5 Realized Loss Amortization Amount for such Distribution Date;

                  (xviii) to pay any remaining unpaid Accrued Certificate Interest for such Distribution Date on the Class M-6 Certificates;

                  (xix) to pay the remaining Interest Carry Forward Amount, if any, for the Class M-6 Certificates;

                  (xx) to pay the Class M-6 Realized Loss Amortization Amount for such Distribution Date;

                  (xxi) to pay any remaining unpaid Accrued Certificate Interest for such Distribution Date on the Class M-7 Certificates;

                  (xxii) to pay the remaining Interest Carry Forward Amount, if any, for the Class M-7 Certificates;

                  (xxiii) to pay the Class M-7 Realized Loss Amortization Amount for such Distribution Date;

                  (xxiv) first, to the Class A-1 and Class A-2 Certificates, pro rata, and then sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Certificates, in that order, any Cap Carryover Amount for each such Class; and

                  (xxv) to the Class CE Certificates, up to the Class CE Distributable Amount for such Distribution Date.

         On each Distribution Date, there shall be distributed to the Holder of the Class R Certificate in respect of the Class R-1 Interest, any remaining amount in the Distribution Account on such date after the application pursuant to Sections 4.01, 4.02(a) and 4.02(b)(i)-(xxv).

         (c) On each Distribution Date, the Trustee shall withdraw any amounts then on deposit in the Distribution Account that represent Prepayment Charges collected by the Servicer in connection with the Principal Prepayment in full of any of the Mortgage Loans, any Originator Prepayment Charge Payment Amount or Servicer Prepayment Charge Payment Amount and shall distribute such amounts to the Holders of the Class P Certificates. Such amounts shall be treated as having been distributed to the Holders of the Class P Certificates from the Grantor Trust.

         (d) Any amounts distributed to the Offered Certificates in respect of interest pursuant to Sections 4.02(b)(xxiv) which constitute Cap Carryover Amounts shall first be deemed distributed by REMIC 2 as a distribution to the Class CE Certificates, and then distributed to the Offered Certificates from the Grantor Trust as payments on notional principal contracts in the nature of cap contracts. Any remaining amount with respect to the Class CE Certificates or any remaining Yield Maintenance Agreement Payment shall be treated as having been distributed to the Holders of the Class CE Certificates from the Grantor Trust.

         (e) On each Distribution Date, Unpaid Realized Loss Amounts on the Offered Certificates will be reduced by the amount of any Subsequent Recoveries received during the related Prepayment Period in the same order as Realized Loss Amortization Amounts are paid to the Offered Certificates pursuant to Section 4.02(b) above.

         Section 4.03 Allocation of Losses.

         Any Applied Realized Loss Amount for a Distribution Date will be allocated first against the Class CE Certificates, until the Notional Balance thereof is reduced to zero and then against the Class M-7, Class M-6, Class M-5, Class M-4, Class M-3, Class M-2 and Class M-1 Certificates, in that order and until the respective Certificate Principal Balances thereof are reduced to zero.

         On any Distribution Date on which the Class M-1 Applied Realized Loss Amount is calculated pursuant to clause (x) of the definition thereof, Realized Losses with respect to (i) the Group 1 Mortgage Loans shall be applied to reduce the Certificate Principal Balance of the Class M-1 Certificates in an amount up to the product of (a) the amount of Realized Losses with respect to the Group 1 Mortgage Loans divided by the amount of Realized Losses with respect to all the Mortgage Loans and (b) the Certificate Principal Balance of Class M-1 Certificates and (ii) the Group 2 Mortgage Loans shall be applied to reduce the Certificate Principal Balance of the Class M-1 Certificates in an amount up to the product of (a) the amount of Realized Losses with respect to the Group 2 Mortgage Loans divided by the amount of Realized Losses with respect to all the Mortgage Loans and (b) the Certificate Principal Balance of Class M-1 Certificates.

         Section 4.04 Method of Distribution.

         The Trustee shall make distributions in respect of a Distribution Date to each Certificateholder of record on the related Record Date (other than as provided in Section 10.01 respecting the final distribution), in the case of Certificateholders of the Certificates, by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of such Certificates, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Trustee may deduct a reasonable wire transfer fee from any payment made by wire transfer. Distributions among Certificateholders shall be made in proportion to the Percentage Interests evidenced by the Certificates held by such Certificateholders.

         Section 4.05 Distributions on Book-Entry Certificates.

         Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, which shall credit the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. All such credits and disbursements with respect to a Book-Entry Certificate are to be made by the Depository and the Depository Participants in accordance with the provisions of the Certificates. None of the Trustee, the Depositor or the Servicer shall have any responsibility therefor except as otherwise provided by applicable law.

         Section 4.06 Statements.

         (a) On each Distribution Date, based on the Mortgage Loan information contained in the Remittance Report, the Trustee shall prepare and post on its website at www.jpmorgan.com/sfr, a statement (the "Distribution Date Statement") as to the distributions made on such Distribution Date:

                  (i) the amount of the distribution made on such Distribution Date to the Holders of each Class of Certificates allocable to principal, separately identified and the amount of the distribution made on such Distribution Date to the Holders of the Class P Certificates allocable to Prepayment Charges, Originator Prepayment Charge Payment Amounts and Servicer Prepayment Charge Payment Amounts;

                  (ii) the amount of the distribution made on such Distribution Date to the Holders of each Class of Certificates allocable to interest or Class CE Distributable Amount, separately identified;

                  (iii) the Overcollateralization Amount, the
         Overcollateralization Release Amount, the Overcollateralization Deficiency and the Targeted Overcollateralization Amount as of such Distribution Date and the Monthly Excess Interest Amount and Monthly Excess Cashflow Amount for such Distribution Date;

                  (iv) the aggregate amount of servicing compensation received by the Servicer during the related Collection Period;

                  (v) the aggregate amount of Advances for the related Collection Period, cumulative unreimbursed Advances and Servicing Advances and cumulative Nonrecoverable Advances;

                  (vi) the Pool Balance, at the close of business at the end of the related Collection Period;

                  (vii) the number, weighted average remaining term to maturity and weighted average Mortgage Interest Rate of the Mortgage Loans as of the related Due Date;

                  (viii) the number and aggregate unpaid principal balance of Mortgage Loans (a) 30 to 59 days past due on a contractual basis, (b) 60 to 89 days past due on a contractual basis, (c) 90 or more days past due on a contractual basis, (d) as to which foreclosure proceedings have been commenced and (e) in bankruptcy as of the close of business on the last day of the calendar month preceding such Distribution Date;

                  (ix) with respect to any Mortgage Loan that became an REO Property during the preceding calendar month, the loan number of such Mortgage Loan, the unpaid Principal Balance of the REO Property as of the close of business on the last Business Day of such calendar month and the Principal Balance of such Mortgage Loan as of the date it became an REO Property;

                  (x) the book value of any REO Property as of the close of business on the last Business Day of the calendar month preceding the Distribution Date, and, cumulatively, the total number and cumulative principal balance of all REO Properties as of the close of business of the last day of the preceding Collection Period;

                  (xi) separately stated for each Loan Group, the aggregate amount of Principal Prepayments made during the related Prepayment Period;

                  (xii) separately stated for each Loan Group, the aggregate amount of Realized Losses incurred during the related Collection Period and the cumulative amount of Realized Losses;

                  (xiii) the Certificate Principal Balance of each Class of Certificates, after giving effect to the distributions, and allocations of Realized Losses or Applied Realized Loss Amounts, as applicable, made on such Distribution Date, separately identifying any reduction thereof due to allocations of Realized Losses or Applied Realized Loss Amounts;

                  (xiv) the Accrued Certificate Interest in respect of each Class of Certificates for such Distribution Date and any related Cap Carryover Amounts, and the respective portions thereof, if any, remaining unpaid following the distributions made in respect of such Certificates on such Distribution Date;

                  (xv) the aggregate amount of any Prepayment Interest Shortfalls for such Distribution Date, to the extent not covered by payments by the Servicer pursuant to Section 3.23;

                  (xvi) the amount of the Trustee Fee paid;

                  (xvii) the Cap Carryover Amounts distributed on such Distribution Date, the amounts remaining after giving effect to distributions thereof on such Distribution Date and the amount of all Cap Carryover Amounts covered by withdrawals from the Class A-2 Reserve Account and Class M Reserve Account on such Distribution Date;

                  (xviii) any Overcollateralization Deficiency after giving effect to the distribution of principal on such Distribution Date;

                  (xix) whether a Trigger Event has occurred and is continuing, and the cumulative Realized Losses, as a percentage of the original Pool Balance;

                  (xx) the Available Funds;

                  (xxi) the rate at which interest accrues for each Class of Certificates for such Distribution Date;

                  (xxii) the information contained in the Liquidation Report for such Distribution Date;

                  (xxiii) the aggregate Principal Balance of Mortgage Loans purchased by the Servicer, the Originator or the Seller during the related Prepayment Period and indicating the section of this Agreement requiring or allowing the purchase of each such Mortgage Loan;

                  (xxiv) the aggregate Principal Balance of the Mortgage Loans repurchased by the Servicer during the related Prepayment Period in connection with Section 3.16;

                  (xxv) the amount of the Credit Risk Manager Fee paid;

                  (xxvi) the Mortgage Loan identifying number of each Mortgage Loan with a Prepayment Charge that was the subject of a Principal Prepayment in full during the related Collection Period, the Prepayment Charge listed on each related Mortgage Note and the Prepayment Charge collected, the Servicer Prepayment Charge Payment Amount paid by the Servicer or the Originator Prepayment Charge Payment Amount paid by the Originator with respect to each such Mortgage Loan;

                  (xxvii) the aggregate amount of DA Dividends attributable DAD Mortgage Loans deposited into the DA Reserve Account for the related Collection Period, and the amount of DA Dividends remitted to the Trustee for deposit in the Distribution Account as a result of or relating to a DA Forfeiture Event by the related Mortgagor; and

                  (xxviii) the amount of Subsequent Recoveries received during the related Prepayment Period.

         The Trustee may fully rely upon and shall have no liability with respect to information with respect to the Mortgage Loans provided by the Servicer.

         In the case of information furnished pursuant to subclauses (i), (ii) and (xiii) above, the amounts shall be expressed in a separate section of the report as a dollar amount for each Class for each $1,000 original dollar amount as of the Cut-off Date.

         (b) Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to the NIMS Insurer and each Person who at any time during the calendar year was a Certificateholder of a Regular Certificate, if requested in writing by such Person, such information as is reasonably necessary to provide to such Person a statement containing the information set forth in subclauses (i), (ii), (xiv) and (xviii) above, aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be prepared and furnished by the Trustee to Certificateholders pursuant to any requirements of the Code as are in force from time to time.

         (c) On each Distribution Date, the Trustee shall make available to the Class R Certificateholder a copy of the reports made available to the Regular Certificateholders in respect of such Distribution Date with such other information as the Trustee deems necessary or appropriate. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be prepared and furnished to Class R Certificateholder by the Trustee pursuant to any requirements of the Code as from time to time in force.

         Section 4.07 Remittance Reports; Advances.

         (a) On the second Business Day following each Determination Date but in no event later than the 20th day of each month (or if such 20th day is not a Business Day, the preceding Business Day), the Servicer shall deliver to the Trustee and the NIMS Insurer by telecopy (or by such other means as the Servicer, the NIMS Insurer and the Trustee may agree from time to time) a Remittance Report with respect to the related Distribution Date. On the same date, the Servicer shall electronically forward to the Trustee in such medium as may be agreed between the Servicer and the Trustee the information set forth in such Remittance Report with respect to the related Distribution Date and such information reasonably available to the Servicer necessary in order for the Trustee to perform the calculations necessary to make the distributions contemplated by Section 4.01, 4.02 and 4.03 and to prepare the Distribution Date Statement. The Trustee shall not be responsible to recompute, recalculate or verify any information provided to it by the Servicer.

         (b) The amount of Advances to be made by the Servicer for any Distribution Date shall equal, subject to Section 4.07(d), the sum of (i) the aggregate amount of Monthly Payments (net of the related Servicing Fee), due during the related Collection Period in respect of the Mortgage Loans, which Monthly Payments were delinquent on a contractual basis as of the close of business on the related Determination Date and (ii) with respect to each REO Property, which REO Property was acquired during or prior to the related Collection Period and as to which REO Property an REO Disposition did not occur during the related Collection Period, an amount equal to the excess, if any, of the REO Imputed Interest on such REO Property for such Collection Period, over the net income from such REO Property transferred to the Distribution Account pursuant to Section 3.13 for distribution on such Distribution Date.

         On or before 1:00 p.m. New York time on the Servicer Remittance Date, the Servicer shall remit in immediately available funds to the Trustee for deposit in the Distribution Account an amount equal to the aggregate amount of Advances, if any, to be made in respect of the Mortgage Loans for the related Distribution Date either (i) from its own funds or (ii) from the Collection Account, to the extent of funds held therein for future distribution (in which case it will cause to be made an appropriate entry in the records of the Collection Account that amounts held for future distribution have been, as permitted by this Section 4.07, used by the Servicer in discharge of any such Advance) or (iii) in the form of any combination of (i) and (ii) aggregating the total amount of Advances to be made by the Servicer with respect to the Mortgage Loans. Any amounts held for future distribution and so used shall be appropriately reflected in the Servicer's records and replaced by the Servicer by deposit in the Collection Account on or before any future Servicer Remittance Date to the extent that the Available Funds for the related Distribution Date (determined without regard to Advances to be made on the Servicer Remittance
Date) shall be less than the total amount that would be distributed to the Classes of Certificateholders pursuant to Section 4.01 and 4.02 on such Distribution Date if such amounts held for future distributions had not been so used to make Advances. The Trustee will provide notice to the Servicer and NIMS Insurer by telecopy by the close of business on any Servicer Remittance Date in the event that the amount remitted by the Servicer to the Trustee on such date is less than the Advances required to be made by the Servicer for the related Distribution Date, as set forth in the related Remittance Report.

         (c) The obligation of the Servicer to make such Advances is mandatory, notwithstanding any other provision of this Agreement but subject to (d) below, and, with respect to any Mortgage Loan, shall continue until the earlier of such time as such Mortgage Loan is paid in full by the Mortgagor or disposed of by the Trust, or until the recovery of all Liquidation Proceeds thereon.

         (d) Notwithstanding anything herein to the contrary, no Advance or Servicing Advance shall be required to be made hereunder by the Servicer if such Advance would, if made, constitute a Nonrecoverable Advance. The determination by the Servicer that it has made a Nonrecoverable Advance or that any proposed Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by an Officers' Certificate of the Servicer delivered to the Depositor, the NIMS Insurer and the Trustee. The Trustee shall be entitled to conclusively rely upon any such determination by the Servicer.

         Section 4.08 REMIC Distributions and Allocation of Losses.

         (a) On each Distribution Date, the Trustee shall cause in the following order of priority, the following amounts to be distributed by REMIC 1 to REMIC 2 on account of the REMIC 1 Regular Interests or withdrawn from the Distribution Account and distributed to the Holders of the Class R Certificates (in respect of the Class R-1 Interest), as the case may be:

                  (i) to Holders of REMIC 1 Regular Interest LT1AA, REMIC 1 Regular Interest LT1A1, REMIC 1 Regular Interest LT1A2, REMIC 1 Regular Interest LT1M1, REMIC 1 Regular Interest LT1M2, REMIC 1 Regular Interest LT1M3, REMIC 1 Regular Interest LT1M4, REMIC 1 Regular Interest LT1M5, REMIC 1 Regular Interest LT1M6, REMIC 1 Regular Interest LT1M7 and REMIC 1 Regular Interest LT1ZZ, pro rata, in an amount equal to (A) the Uncertificated Accrued Interest for such Distribution Date, plus (B) any amounts in respect thereof remaining unpaid from previous Distribution Dates. Amounts payable as Uncertificated Accrued Interest in respect of REMIC 1 Regular Interest LT1ZZ shall be reduced and deferred when the REMIC 1 Overcollateralized Amount is less than the REMIC 1 Overcollateralization Target Amount, by the lesser of (x) the amount of such difference and (y) the Maximum LT1ZZ Uncertificated Accrued Interest Deferral Amount and such amount will be payable to the Holders of REMIC 1 Regular Interest LT1A1, REMIC 1 Regular Interest LT1A2, REMIC 1 Regular Interest LT1M1, REMIC 1 Regular Interest LT1M2, REMIC 1 Regular Interest LT1M3, REMIC 1 Regular Interest LT1M4, REMIC 1 Regular Interest LT1M5, REMIC 1 Regular Interest LT1M6 and REMIC 1 Regular Interest LT1M7 in the same proportion as the Overcollateralization Deficiency is allocated to the Corresponding Certificates;

                  (ii) to Holders of REMIC 1 Regular Interest LT1SUB, REMIC 1 Regular Interest LT1GRP, REMIC 1 Regular Interest LT2SUB, REMIC 1 Regular Interest LT2GRP and REMIC 1 Regular Interest LT1XX, pro rata, in an amount equal to (A) the Uncertificated Accrued Interest for such Distribution Date, plus (B) any amounts in respect thereof remaining unpaid from previous Distribution Dates;

                  (iii) to the Holders of REMIC 1 Regular Interests, in an amount equal to the remainder of the REMIC 1 Marker Allocation Percentage of Available Funds for such Distribution Date after the distributions made pursuant to clause (i) above, allocated as follows:

                           (1) to REMIC 1 Regular Interest LT1AA, 98.00% of such
                  remainder, until the Uncertificated Principal Balance of such Uncertificated REMIC 1 Regular Interest is reduced to zero;

                           (2) to REMIC 1 Regular Interest LT1A1, REMIC 1
                  Regular Interest LT1A2, REMIC 1 Regular Interest LT1M1, REMIC 1 Regular Interest LT1M2, REMIC 1 Regular Interest LT1M3, REMIC 1 Regular Interest LT1M4, REMIC 1 Regular Interest LT1M5, REMIC 1 Regular Interest LT1M6 and REMIC 1 Regular Interest LT1M7, 1.00% of such remainder, in the same proportion as principal payments are allocated to the Corresponding Certificates, until the Uncertificated Principal Balances of such REMIC 1 Regular Interests are reduced to zero; then

                           (3) to REMIC 1 Regular Interest LT1ZZ, 1.00% of such
                  remainder, until the Uncertificated Principal Balance of such REMIC 1 Regular Interest is reduced to zero;

         provided, however, that (i) 98.00% and (ii) 2.00% of any principal payments that are attributable to an Aggregate Overcollateralization Release Amount shall be allocated to (i) REMIC 1 Regular Interest LT1AA and (ii) REMIC 1 Regular Interest LT1ZZ, respectively; and

                  (iv) to the Holders of REMIC 1 Regular Interests, in an amount equal to the REMIC 1 Sub WAC Allocation Percentage of Available Funds for such Distribution Date after the distributions made pursuant to clause (i) above, such that distributions of principal shall be deemed to be made to the REMIC 1 Regular Interests first, so as to keep the Uncertificated Principal Balance of each REMIC 1 Regular Interest ending with the designation "GRP" equal to 0.01% of the aggregate Principal Balance of the Mortgage Loans in the related group of Mortgage Loans; second, to each REMIC 1 Regular Interest ending with the designation "SUB," so that the Uncertificated Principal Balance of each such REMIC 1 Regular Interest is equal to 0.01% of the excess of
         (x) the aggregate Principal Balance of the Mortgage Loans in the related group of Mortgage Loans over (y) the aggregate current Certificate Principal Balance of the Class A Certificates in the related group of Mortgage Loans (except that if any such excess is a larger number than in the preceding distribution period, the least amount of principal shall be distributed to such REMIC 1 Regular Interests such that the REMIC 1 Subordinated Balance Ratio is maintained); and third, any remaining principal to REMIC 1 Regular Interest LT1XX.

         (b) The Trustee shall cause the following allocation of losses:

                  (i) The REMIC 1 Marker Allocation Percentage of the aggregate amount of any Prepayment Interest Shortfalls and the REMIC 1 Marker Allocation Percentage of the aggregate amount of any Relief Act Interest Shortfalls incurred in respect of the Mortgage Loans for any Distribution Date shall be allocated first, to Uncertificated Accrued Interest payable to REMIC 1 Regular Interest LT1AA and REMIC 1 Regular Interest LT1ZZ up to an aggregate amount equal to the REMIC 1 Interest Loss Allocation Amount, 98% and 2%, respectively, and thereafter among REMIC 1 Regular Interest LT1A1, REMIC 1 Regular Interest LT1A2, REMIC 1 Regular Interest LT1M1, REMIC 1 Regular Interest LT1M2, REMIC 1 Regular Interest LT1M3, REMIC 1 Regular Interest LT1M4, REMIC 1 Regular Interest LT1M5, REMIC 1 Regular Interest LT1M6, REMIC 1 Regular Interest LT1M7 and REMIC 1 Regular Interest LT1ZZ pro rata based on, and to the extent of, one month's interest at the then applicable respective Uncertificated REMIC 1 Pass-Through Rate on the respective Uncertificated Principal Balance of each such REMIC 1 Regular Interest;

                  (ii) The REMIC 1 Sub WAC Allocation Percentage of the aggregate amount of any Prepayment Interest Shortfalls and the REMIC 1 Sub WAC Allocation Percentage of the aggregate amount of any Relief Act Interest Shortfalls incurred in respect of the Mortgage Loans for any Distribution Date shall be allocated first, to Uncertificated Accrued Interest payable to REMIC 1 Regular Interest LT1SUB, REMIC 1 Regular Interest LT1GRP, REMIC 1 Regular Interest LT2SUB, REMIC 1 Regular Interest LT2GRP and REMIC 1 Regular Interest LT1XX, pro rata based on, and to the extent of, one month's interest at the then applicable respective Uncertificated REMIC 1 Pass-Through Rate on the respective Uncertificated Principal Balance of each such REMIC 1 Regular Interest;

                  (iii) The REMIC 1 Marker Percentage of all Realized Losses on the Mortgage Loans shall be allocated by the Trustee on each Distribution Date to the following REMIC 1 Regular Interests in the specified percentages, as follows: first, to Uncertificated Accrued Interest payable to REMIC 1 Regular Interest LT1AA and REMIC 1 Regular Interest LT1ZZ up to an aggregate amount equal to the REMIC 1 Interest Loss Allocation Amount, 98% and 2%, respectively; second, to the Uncertificated Principal Balances of REMIC 1 Regular Interest LT1AA and REMIC 1 Regular Interest LT1ZZ up to an aggregate amount equal to the REMIC 1 Principal Loss Allocation Amount, 98% and 2%, respectively; third, to the Uncertificated Principal Balances of REMIC 1 Regular Interest LT1AA, REMIC 1 Regular Interest LT1M7 and REMIC 1 Regular Interest LT1ZZ, 98%, 1% and 1%, respectively, until the Uncertificated Principal Balance of REMIC 1 Regular Interest LT1M7 has been reduced to zero, fourth, to the Uncertificated Principal Balances of REMIC 1 Regular Interest LT1AA, REMIC 1 Regular Interest LT1M6 and REMIC 1 Regular Interest LT1ZZ, 98%, 1% and 1%, respectively, until the Uncertificated Principal Balance of REMIC 1 Regular Interest LT1M6 has been reduced to zero; fifth, to the Uncertificated Principal Balances of REMIC 1 Regular Interest LT1AA, REMIC 1 Regular Interest LT1M5 and REMIC 1 Regular Interest LT1ZZ, 98%, 1% and 1%, respectively, until the Uncertificated Principal Balance of REMIC 1 Regular Interest LT1M5 has been reduced to zero; sixth, to the Uncertificated Principal Balances of REMIC 1 Regular Interest LT1AA, REMIC 1 Regular Interest LT1M4 and REMIC 1 Regular Interest LT1ZZ, 98%, 1% and 1%, respectively, until the Uncertificated Principal Balance of REMIC 1 Regular Interest LT1M4 has been reduced to zero; seventh to the Uncertificated Principal Balances of REMIC 1 Regular Interest LT1AA, REMIC 1 Regular Interest LT1M3 and REMIC 1 Regular Interest LT1ZZ, 98%, 1% and 1%, respectively, until the Uncertificated Principal Balance of REMIC 1 Regular Interest LT1M3 has been reduced to zero; eighth, to the Uncertificated Principal Balances of REMIC 1 Regular Interest LT1AA, REMIC 1 Regular Interest LT1M2 and REMIC 1 Regular Interest LT1ZZ, 98%, 1% and 1%, respectively, until the Uncertificated Principal Balance of REMIC 1 Regular Interest LT1M2 has been reduced to zero; and ninth, to the Uncertificated Principal Balances of REMIC 1 Regular Interest LT1AA, REMIC 1 Regular Interest LT1M1 and REMIC 1 Regular Interest LT1ZZ, 98%, 1% and 1%, respectively, until the Uncertificated Principal Balances of REMIC 1 Regular Interest LT1M1 has been reduced to zero; and

                  (iv) The REMIC 1 Sub WAC Allocation Percentage of all Realized Losses shall be applied after all distributions have been made on each Distribution Date first, so as to keep the Uncertificated Principal Balance of each REMIC 1 Regular Interest ending with the designation "GRP" equal to 0.01% of the aggregate Stated Principal Balance of the Mortgage Loans in the related Loan Group; second, to each REMIC 1 Regular Interest ending with the designation "SUB," so that the Uncertificated Principal Balance of each such REMIC 1 Regular Interest is equal to 0.01% of the excess of (x) the aggregate Principal Balance of the Mortgage Loans in the related Loan Group over (y) the aggregate current Certificate Principal Balances of the Class A Certificates in the related group of Mortgage Loans (except that if any such excess is a larger number than in the preceding distribution period, the least amount of Realized Losses shall be applied to such REMIC 1 Regular Interests such that the REMIC 1 Subordinated Balance Ratio is maintained); and third, any remaining Realized Losses shall be allocated to REMIC 1 Regular Interest LT1XX.

                  (c) Notwithstanding anything to the contrary contained herein, the above distributions in this Section 4.08 (other than on the Certificates) are deemed distributions, and distributions of funds from the Distribution Account shall be made only in accordance with Sections
         4.01 and 4.02 hereof.

                                   ARTICLE V

                                THE CERTIFICATES

         Section 5.01 The Certificates.

         Each of the Class A-1, Class A-2, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class CE, Class P and Class R Certificates shall be substantially in the forms annexed hereto as exhibits, and shall, on original issue, be executed by the Trustee and authenticated and delivered by the Certificate Registrar to or upon the receipt of a Written Order to Authenticate from the Depositor concurrently with the sale and assignment to the Trustee of the Trust Fund. Each Class of the Offered Certificates shall be initially evidenced by one or more Certificates representing a Percentage Interest with a minimum dollar denomination of $25,000 and integral multiples of $1 in excess thereof. The Class CE and Class P Certificates are issuable only in minimum Percentage Interests of 10%. The Class R Certificate is issuable only as a single certificate.

         The Certificates shall be executed on behalf of the Trust by manual or facsimile signature on behalf of the Trustee by a Responsible Officer. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Trustee shall bind the Trust, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement or be valid for any purpose, unless such Certificate shall have been manually authenticated by the Certificate Registrar substantially in the form provided for herein, and such authentication upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication. Subject to Section 5.02(c), the Offered Certificates shall be Book-Entry Certificates. The Class CE, Class P and Class R Certificates shall not be Book-Entry Certificates but shall be issued in fully registered certificate form.

         Section 5.02 Registration of Transfer and Exchange of Certificates.

         (a) The Certificate Registrar shall cause to be kept at the Corporate Trust Office of the Trustee a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Certificate Registrar shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee shall initially serve as Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided. The Trustee as Certificate Registrar shall be subject to the same standards of care, limitations on liability and rights to indemnity as the Trustee, and the provisions of Sections 8.01, 8.02, 8.03, 8.04, 8.05, 8.14 and 8.15 shall apply to the Certificate
Registrar to the same extent as they apply to the Trustee. Any Certificate Registrar appointed in accordance with this Section 5.02(a) may at any time resign by giving at least 30 days' advance written notice of resignation to the Trustee, the Servicer and the Depositor, such resignation to become effective upon appointment of a successor Certificate Registrar.

         Upon surrender for registration of transfer of any Certificate at any office or agency of the Certificate Registrar maintained for such purpose pursuant to the foregoing paragraph and, in the case of the Class R Certificate, upon satisfaction of the conditions set forth below, the Trustee on behalf of the Trust shall execute and the Certificate Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same aggregate Percentage Interest.

         At the option of the Certificateholders, Certificates may be exchanged for other Certificates in authorized denominations and the same aggregate Percentage Interests, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute on behalf of the Trust and the Certificate Registrar shall authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for registration of transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

         (b) Upon original issuance, the Book-Entry Certificates shall be issued in the form of one or more typewritten certificates, to be delivered to the Depository, the initial Depository, by, or on behalf of, the Depositor; or to, and deposited with the Certificate Custodian, on behalf of the Depository, if directed to do so pursuant to instructions from the Depository. Except as provided in paragraph (c) below, the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times:
(i) registration of such Certificates may not be transferred by the Trustee except to another Depository; (ii) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Certificates; (iii) ownership and transfers of registration of such Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (iv) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (v) the Trustee shall for all purposes deal with the Depository as representative of the Certificate Owners of the Certificates for purposes of exercising the rights of Holders under this Agreement, and requests and directions for and votes of such representative shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; (vi) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and Persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners; and (vii) the direct participants of the Depository shall have no rights under this Agreement under or with respect to any of the Certificates held on their behalf by the Depository, and the Depository may be treated by the Trustee and its agents, employees, officers and directors as the absolute owner of the Certificates for all purposes whatsoever.

         All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owners. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners that it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures. The parties hereto are hereby authorized to execute a Letter of Representations with the Depository or take such other action as may be necessary or desirable to register a Book-Entry Certificate to the Depository. In the event of any conflict between the terms of any such Letter of Representation and this Agreement, the terms of this Agreement shall control.

         (c) If the Depository advises the Trustee in writing that the Depository is no longer willing or able to discharge properly its responsibilities as Depository and the Trustee or the Depositor is unable to locate a qualified successor. Upon surrender to the Certificate Registrar of the Book-Entry Certificates by the Depository, accompanied by registration instructions from the Depository for registration, the Trustee shall, at the Trust's expense, execute on behalf of the Trust and the Certificate Registrar shall authenticate definitive, fully registered certificates (the "Definitive Certificates"). None of the Depositor or the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates, the Trustee, the Certificate Registrar, the Servicer, any Paying Agent and the Depositor shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

         (d) Except with respect to a transfer of the Private Certificates between or among the Depositor, the Seller, their affiliates or both, no transfer, sale, pledge or other disposition of any Private Certificate shall be made unless such disposition is exempt from the registration requirements of the 1933 Act, and any applicable state securities laws or is made in accordance with the 1933 Act and laws. In the event of any such transfer, (i) unless such transfer is made in reliance upon Rule 144A (as evidenced by the investment letter delivered to the Certificate Registrar, in substantially the form attached hereto as Exhibit J) under the 1933 Act, the Certificate Registrar and the Depositor shall require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Certificate Registrar and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act or is being made pursuant to the 1933 Act, which Opinion of Counsel shall not be an expense of the Certificate Registrar or the Depositor or
(ii) the Certificate Registrar shall require the transferor to execute a transferor certificate (in substantially the form attached hereto as Exhibit L) and the transferee to execute an investment letter (in substantially the form attached hereto as Exhibit J) acceptable to and in form and substance reasonably satisfactory to the Depositor and the Certificate Registrar certifying to the Depositor and the Certificate Registrar the facts surrounding such transfer, which investment letter shall not be an expense of the Certificate Registrar or the Depositor. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Certificate Registrar and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

         No transfer of an ERISA-Restricted Certificate shall be made unless the Certificate Registrar shall have received either (i) a representation from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Certificate Registrar and the Depositor (such requirement is satisfied only by the Certificate Registrar's receipt of a representation letter from the transferee substantially in the form of Exhibit I hereto, as appropriate), to the effect that such transferee is not an employee benefit plan or arrangement subject to Section 406 of ERISA, a plan subject to Section 4975 of the Code or a plan subject to any federal, state or local law ("Similar Law") materially similar to the foregoing provisions of ERISA or the Code, nor a person acting on behalf of any such plan or arrangement nor using the assets of any such plan or arrangement to effect such transfer or (ii) (except in the case of a Class R, Class P or Class CE Certificate) if the purchaser is an insurance company, a representation that the purchaser is an insurance company which is purchasing such Certificates with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60") and that the purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60 or (iii) (except in the case of the Class R Certificate) in the case of any such ERISA Restricted Certificate presented for registration in the name of an employee benefit plan subject to ERISA or a plan or arrangement subject to
Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee of any such plan or any other person acting on behalf of any such plan or arrangement or using such plan's or arrangement's assets, an Opinion of Counsel satisfactory to the Certificate Registrar, to the effect that the purchase or holding of such ERISA Restricted Certificate will not constitute or result in a non-exempt prohibited transaction within the meaning of ERISA,
Section 4975 of the Code or Similar Law and will not subject the Depositor, the Servicer, the Trustee, the NIMS Insurer or the Certificate Registrar to any obligation in addition to those expressly undertaken in this Agreement or to any liability. For purposes of clause (i) of the preceding sentence, such representation shall be deemed to have been made to the Certificate Registrar by the acceptance by a Certificate Owner of the beneficial interest in any such Class of ERISA-Restricted Certificates, unless the Certificate Registrar shall have received from the transferee an alternative representation acceptable in form and substance to the Depositor. Notwithstanding anything else to the contrary herein, any purported transfer of an ERISA-Restricted Certificate to or on behalf of an employee benefit plan subject to ERISA, Section 4975 of the Code or Similar Law without the delivery to the Certificate Registrar of an Opinion of Counsel satisfactory to the Certificate Registrar as described above shall be void and of no effect. Any representations required to be made in subsection (i) and (ii) above in the case of an ERISA-Restricted Certificate which is also a Book-Entry Certificate shall be deemed to have been made by the acquisition of such Certificate.

         Any beneficial owner of a Class M Certificate that is not an ERISA-Restricted Certificate shall be deemed to have represented by virtue of its acquisition or holding of such Certificate that such Certificate is rated "BBB-" (or its equivalent) or higher by Fitch or S&P.

         Each Person who has or who acquires any Ownership Interest in the Class R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably appointed the Depositor or its designee as its attorney-in-fact to negotiate the terms of any mandatory sale under clause (v) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale, and the rights of each Person acquiring any Ownership Interest in the Class R Certificate are expressly subject to the following provisions:

                  (i) Each Person holding or acquiring any Ownership Interest in the Class R Certificate shall be a Permitted Transferee and shall promptly notify the Certificate Registrar of any change or impending change in its status as a Permitted Transferee.

                  (ii) No Person shall acquire an Ownership Interest in the Class R Certificate unless such Ownership Interest is a pro rata undivided interest.

                  (iii) In connection with any proposed transfer of any Ownership Interest in the Class R Certificate, the Certificate Registrar shall as a condition to registration of the transfer, require delivery to it, in form and substance satisfactory to it, of each of the following:

         (A) an affidavit in the form of Exhibit K hereto from the proposed transferee to the effect that, among other things, such transferee is a Permitted Transferee and that it is not acquiring its Ownership Interest in the Class R Certificate that is the subject of the proposed transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee; and

         (B) a covenant of the proposed transferee to the effect that the proposed transferee agrees to be bound by and to abide by the transfer restrictions applicable to the Class R Certificate.

                  (iv) Any attempted or purported transfer of any Ownership Interest in the Class R Certificate in violation of the provisions of this Section shall be absolutely null and void and shall vest no rights in the purported transferee. If any purported transferee shall, in violation of the provisions of this Section, become the Holder of the Class R Certificate, then the prior Holder of such Class R Certificate that is a Permitted Transferee shall, upon discovery that the registration of transfer of such Class R Certificate was not in fact permitted by this Section, be restored to all rights as Holder thereof retroactive to the date of registration of transfer of such Class R Certificate. The Certificate Registrar shall be under no liability to any Person for any registration of transfer of the Class R Certificate that is in fact not permitted by this Section or for making any distributions due on such Class R Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the Certificate Registrar received the documents specified in clause (iii). The Trustee shall be entitled to recover from any Holder of the Class R Certificate that was in fact not a Permitted Transferee at the time such distributions were made all distributions made on such Class R Certificate. Any such distributions so recovered by the Trustee shall be distributed and delivered by the Trustee to the prior Holder of such Class R Certificate that is a Permitted Transferee.

                  (v) If any Person other than a Disqualified Organization acquires any Ownership Interest in the Class R Certificate in violation of the restrictions in this Section, then the Certificate Registrar shall have the right but not the obligation, without notice to the Holder of the Class R Certificate or any other Person having an Ownership Interest therein, to notify the Depositor to arrange for the sale of the Class R Certificate. The proceeds of such sale, net of commissions (which may include commissions payable to the Depositor or its Affiliates in connection with such sale), expenses and taxes due, if any, will be remitted by the Trustee to the previous Holder of the Class R Certificate that is a Permitted Transferee, except that in the event that the Trustee determines that the Holder of the Class R Certificate may be liable for any amount due under this Section or any other provisions of this Agreement, the Trustee may withhold a corresponding amount from such remittance as security for such claim. The terms and conditions of any sale under this clause (v) shall be determined in the sole discretion of the Trustee and it shall not be liable to any Person having an Ownership Interest in the Class R Certificate as a result of its exercise of such discretion.

                  (vi) If any Person other than a Permitted Transferee acquires any Ownership Interest in the Class R Certificate in violation of the restrictions in this Section, then the Trustee will provide to the Internal Revenue Service, and to the persons specified in Sections 860E(e)(3) and (6) of the Code, information needed to compute the tax imposed under Section 860E(e)(5) of the Code on transfers of residual interests to disqualified organizations. The Trustee shall be entitled to reasonable compensation for providing such information from the person to whom it is provided.

The foregoing provisions of this Section shall cease to apply to transfers occurring on or after the date on which there shall have been delivered to the Certificate Registrar, in form and substance satisfactory to the Certificate Registrar, (i) written notification from each Rating Agency that the removal of the restrictions on Transfer set forth in this Section will not cause such Rating Agency to downgrade its rating of the Certificates and (ii) an Opinion of Counsel to the effect that such removal will not cause any REMIC created hereunder to fail to qualify as a REMIC.

         (e) No service charge shall be made for any registration of transfer or exchange of Certificates of any Class, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         All Certificates surrendered for registration of transfer or exchange shall be cancelled by the Certificate Registrar and disposed of pursuant to its standard procedures.

         Section 5.03 Mutilated, Destroyed, Lost or Stolen Certificates.

         If (i) any mutilated Certificate is surrendered to the Certificate Registrar or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and (ii) there is delivered to the Trustee, the Depositor, the NIMS Insurer and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute on behalf of the Trust, and the Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and Percentage Interest. Upon the issuance of any new Certificate under this Section, the Trustee or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) in connection therewith. Any duplicate Certificate issued pursuant to this Section, shall constitute complete and indefeasible evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

         Section 5.04 Persons Deemed Owners.

         The Servicer, the Depositor, the NIMS Insurer, the Trustee, the Certificate Registrar, any Paying Agent and any agent of the Servicer, the Depositor, the NIMS Insurer, the Certificate Registrar, any Paying Agent or the Trustee may treat the Person, including a Depository, in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.01 and 4.02 and for all other purposes whatsoever, and none of the Servicer, the Trust, the NIMS Insurer, the Trustee nor any agent of any of them shall be affected by notice to the contrary.

         Section 5.05 Appointment of Paying Agent.

         The Paying Agent shall make distributions to Certificateholders from the Distribution Account pursuant to Section 4.01 and 4.02 and shall report the amounts of such distributions to the Trustee. The duties of the Paying Agent may include the obligation to distribute statements and provide information to Certificateholders as required hereunder. The Paying Agent hereunder shall at all times be an entity duly incorporated and validly existing under the laws of the United States of America or any state thereof, authorized under such laws to exercise corporate trust powers and subject to supervision or examination by federal or state authorities. The Paying Agent shall initially be the Trustee. The Trustee may appoint a successor to act as Paying Agent, which appointment shall be reasonably satisfactory to the Depositor, the NIMS Insurer and the Rating Agencies. The Trustee as Paying Agent shall be subject to the same standards of care, limitations on liability and rights to indemnity as the Trustee, and the provisions of Sections 8.01, 8.02, 8.03, 8.04, 8.05, 8.14 and
8.15 shall apply to the Paying Agent to the same extent as they apply to the Trustee. Any Paying Agent appointed in accordance with this Section 5.05 may at any time resign by giving at least 30 days' advance written notice of resignation to the Trustee, the Servicer, the NIMS Insurer and the Depositor, such resignation to become effective upon appointment of a successor Paying Agent.

                                   ARTICLE VI

                         THE SERVICER AND THE DEPOSITOR

         Section 6.01 Liability of the Servicer and the Depositor.

         The Servicer shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Servicer herein. The Depositor shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Depositor.

         Section 6.02 Merger or Consolidation of, or Assumption of the Obligations of, the Servicer or the Depositor.

         Any entity into which the Servicer or the Depositor may be merged or consolidated, or any entity resulting from any merger, conversion or consolidation to which the Servicer or the Depositor shall be a party, or any corporation succeeding to the business of the Servicer or the Depositor, shall be the successor of the Servicer or the Depositor, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor servicer shall satisfy all the requirements of Section 7.02 with respect to the qualifications of a successor servicer.

         Section 6.03 Limitation on Liability of the Servicer and Others.

         None of the Depositor, the Servicer, or any directors, officers, employees or agents of the Depositor or the Servicer shall be under any liability to the Trust or the Certificateholders for any action taken or for refraining from the taking of any action, in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor or the Servicer or any such Person against any liability which would otherwise be imposed by reason of any breach of representations or warranties made by such party herein or against any specific liability imposed on the Servicer for a breach of the Servicing Standard and/or this Agreement, or against any liability that would otherwise be imposed by reason of its respective willful misfeasance, bad faith, fraud or negligence in the performance of its duties or by reason of its negligent disregard of its respective obligations and duties hereunder; provided, further, that this provision shall not be construed to entitle the Servicer to indemnity in the event that amounts advanced by the Servicer to retire any senior lien exceed Liquidation Proceeds (in excess of related liquidation expenses) realized with respect to the related Mortgage Loan. The Depositor, the Servicer and any director, officer, employee or agent of the Depositor or the Servicer, may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any appropriate Person with respect to any matters arising hereunder. The Depositor, the Servicer and any director, officer, employee or agent of the Depositor or the Servicer shall be indemnified and held harmless by the Trust against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense incurred in connection with any legal action incurred by reason of its respective misfeasance, bad faith, fraud or negligence, a breach of a representation or warranty made by such party hereunder or (in the case of the Servicer) a breach of the Servicing Standard in the performance of its respective duties or by reason of negligent disregard of its respective obligations or duties hereunder. Neither the Depositor nor the Servicer shall be under any obligation to appear in, prosecute or defend any legal action unless such action is related to its respective duties under this Agreement and in its opinion does not expose it to any expense or liability; provided, however, that the Depositor or the Servicer may in their discretion undertake any action related to their obligations hereunder which they may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the reasonable legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust and the Servicer shall be entitled to pay such expenses from the proceeds of the Trust or to be reimbursed therefor pursuant to Section 3.05(a) upon presentation to the Trustee of documentation of such expenses, costs and liabilities. The Servicer's right to indemnity or reimbursement pursuant to this Section shall survive any resignation or termination of the Servicer pursuant to
Section 6.04 or 7.01 with respect to any losses, expenses, costs or liabilities arising prior to such resignation or termination (or arising from events that occurred prior to such resignation or termination).

         Section 6.04 Servicer Not to Resign.

         Subject to the provisions of Section 7.01 and Section 6.02, the Servicer shall not resign from the obligations and duties hereby imposed on it except (i) upon determination that the performance of its obligations or duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it or its subsidiaries or Affiliates, the other activities of the Servicer so causing such a conflict being of a type and nature carried on by the Servicer or its subsidiaries or Affiliates at the date of this Agreement or (ii) upon satisfaction of the following conditions: (a) the Servicer has proposed a successor servicer to the Trustee and the NIMS Insurer in writing and such proposed successor servicer is reasonably acceptable to the Trustee and the NIMS Insurer; and (b) each Rating Agency shall have delivered a letter to the Trustee and the NIMS Insurer prior to the appointment of the successor servicer stating that the proposed appointment of such successor servicer as Servicer hereunder will not result in the reduction or withdrawal of the then current rating of the Regular Certificates or the ratings that are in effect; provided, however, that no such resignation by the Servicer shall become effective until such successor servicer or, in the case of (i) above, the Trustee shall have assumed the Servicer's responsibilities and obligations hereunder or the Trustee shall have designated a successor servicer in accordance with Section 7.02. Any such resignation shall not relieve the Servicer of responsibility for any of the obligations specified in Sections 7.01 and 7.02 as obligations that survive the resignation or termination of the Servicer. Any such determination permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee and the NIMS Insurer.

         Section 6.05 Delegation of Duties.

         (a) In the ordinary course of business, the Servicer at any time may delegate any of its duties hereunder to any Person, including any of its Affiliates, who agrees to conduct such duties in accordance with standards comparable to those set forth in Section 3.01. Such delegation shall not relieve the Servicer of its liabilities and responsibilities with respect to such duties and shall not constitute a resignation within the meaning of Section 6.04. The Servicer shall provide the Trustee, the NIMS Insurer and the Rating Agencies with 60 days prior written notice prior to the delegation of any of its duties to any Person other than any of the Servicer's Affiliates or their respective successors and assigns.

         (b) The Servicer is hereby authorized, with the consent of the NIMS Insurer, to enter into a financing or other facility (any such arrangement, an "Advance Facility") under which (1) the Servicer assigns or pledges to another Person (together with such Person's successors and assigns, an "Advancing Person") the Servicer's rights under this Agreement to be reimbursed for any Advances or Servicing Advances and/or (2) an Advancing Person agrees to fund some or all Advances and/or Servicing Advances required to be made by the Servicer pursuant to this Agreement. The Servicer shall notify each other party to this Agreement prior to or promptly after entering into or terminating any Advance Facility. Notwithstanding the existence of any Advance Facility under which an Advancing Person agrees to fund Advances and/or Servicing Advances on the Servicer's behalf, the Servicer shall remain obligated pursuant to this Agreement to make Advances and Servicing Advances pursuant to and as required by this Agreement. If the Servicer enters into an Advance Facility, and for so long as an Advancing Person remains entitled to receive reimbursement for any Advances and/or Servicing Advances, as applicable, pursuant to this Agreement, then the Servicer shall not be permitted to reimburse itself for Advances and/or Servicing Advances, but instead the Servicer shall be required to remit amounts collected that would otherwise be retained by the Servicer to reimburse it for the amount of previously unreimbursed Advances ("Advance Reimbursements") and/or previously unreimbursed Servicing Advances ("Servicing Advance Reimbursements" and together with Advance Reimbursements, "Reimbursements") (in each case to the extent such type of Reimbursements are included in the Advance Facility) in accordance with the documentation establishing the Advance Facility to such Advancing Person or to a trustee, agent or custodian (an "Advance Facility Trustee") designated by such Advancing Person. Notwithstanding anything to the contrary herein, in no event shall Advance Reimbursements or Servicing Advance Reimbursements be included in the "Available Funds" or distributed to Certificateholders. If the terms of a facility proposed to be entered into with an Advancing Person by the Servicer would not materially and adversely affect the interests of any Certificateholder, then the NIMS Insurer shall not withhold its consent to the Servicer's entering such facility.

         To the extent that an Advancing Person is entitled to any Reimbursements, the Servicer shall provide to the Trustee an Officers' Certificate which shall specify the amount of such Reimbursement, the applicable Remittance Date, the Section of this Agreement that permits the applicable Reimbursement to be paid and the section of the Advance Facility documentation that entitles the Advancing Person to request reimbursement from the Trustee, rather than the Servicer. Reimbursements shall consist solely of amounts in respect of Advances and/or Servicing Advances made with respect to the Mortgage Loans for which the Servicer would be permitted to reimburse itself in accordance with this Agreement, assuming the Servicer had made the related Advance(s) and/or Servicing Advance(s). Notwithstanding the foregoing, no Person shall be entitled to reimbursement from funds held in the Collection Account for future distribution to Certificateholders pursuant to this Agreement. None of the Depositor or the Trustee shall have any duty or liability with respect to the calculation or payment of any Reimbursements, nor shall the Depositor or the Trustee have any responsibility to track or monitor the administration of the Advance Facility or the payment of Reimbursements to the related Advancing Person or Advance Facility Trustee. The Servicer shall maintain and provide to any successor servicer and (upon request) the Trustee a detailed accounting on a loan by loan basis as to amounts advanced by, pledged or assigned to, and reimbursed to any Advancing Person. The successor servicer shall be entitled to rely on any such information provided by the predecessor servicer, and the successor servicer shall not be liable for any errors in such information.

         An Advancing Person who receives an assignment or pledge of the rights to be reimbursed for Advances and/or Servicing Advances, and/or whose obligations hereunder are limited to the funding of Advances and/or Servicing Advances shall not be required to meet the criteria for qualification of a subservicer set forth in this Agreement.

         The documentation establishing any Advance Facility shall require that Reimbursements distributed with respect to each Mortgage Loan be allocated to outstanding unreimbursed Advances or Servicing Advances (as the case may be) made with respect to that Mortgage Loan on a "first in, first out" (FIFO) basis. Such documentation shall also require the Servicer to provide to the related Advancing Person or Advance Facility Trustee loan by loan information with respect to each Reimbursement distributed to such Advancing Person or Advance Facility Trustee on each Distribution Date, to enable the Advancing Person or Advance Facility Trustee to make the FIFO allocation of each Reimbursement with respect to each Mortgage Loan. The Servicer shall remain entitled to be reimbursed by the Advancing Person or Advance Facility Trustee for all Advances and Servicing Advances funded by the Servicer to the extent the related rights to be reimbursed therefor have not been assigned or pledged to an Advancing Person.

         The Servicer shall indemnify the Depositor, the Trustee, the NIMS Insurer, any successor servicer and the Trust Fund resulting from any claim by the related Advancing Person, except to the extent that such claim, loss, liability or damage resulted from or arose out of negligence, recklessness or willful misconduct on the part of the Depositor, the Trustee or any successor servicer.

         Any amendment to this Section 6.05(b) or to any other provision of this Agreement that may be necessary or appropriate to effect the terms of an Advance Facility as described generally in this Section 6.05(b), including amendments to add provisions relating to a successor servicer, may be entered into by the Trustee, the Depositor and the Servicer without the consent of any Certificateholder but with the consent of the NIMS Insurer, provided such amendment complies with Section 11.01 hereof. All reasonable costs and expenses (including attorneys' fees) of each party hereto of any such amendment shall be borne solely by the Servicer. Prior to entering into an Advance Facility, the Servicer shall notify the lender under such facility in writing that: (a) the Advances and/or Servicing Advances financed by and/or pledged to the lender are obligations owed to the Servicer on a non-recourse basis payable only from the cash flows and proceeds received under this Agreement for reimbursement of Advances and/or Servicing Advances only to the extent provided herein, and the Trustee and the Trust are not otherwise obligated or liable to repay any Advances and/or Servicing Advances financed by the lender; (b) the Servicer will be responsible for remitting to the lender the applicable amounts collected by it as reimbursement for Advances and/or Servicing Advances funded by the lender, subject to the restrictions and priorities created in this Agreement; and (c) the Trustee shall not have any responsibility to track or monitor the administration of the financing arrangement between the Servicer and the lender.

                                  ARTICLE VII

                                     DEFAULT

         Section 7.01 Servicer Events of Termination.

         (a) If any one of the following events ("Servicer Events of Termination") shall occur and be continuing:

                  (i) (A) The failure by the Servicer to make any Advance or to pay Compensating Interest; or (B) any other failure by the Servicer to deposit in the Collection Accounts or remit to the Trustee for deposit in the Distribution Account any payment required to be made under the terms of this Agreement, which failure continues unremedied for a period of one Business Day after the first date on which (x) the Servicer has knowledge of such failure or (y) written notice of such failure is given to the Servicer; or

                  (ii) The failure by the Servicer to make any required Servicing Advance which failure continues unremedied for a period of 30 days, or the failure by the Servicer duly to observe or perform, in any material respect, any other covenants, obligations or agreements of the Servicer as set forth in this Agreement, which failure continues unremedied for a period of 30 days, after the date (A) on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trustee or the NIMS Insurer or by any Holder of a Regular Certificate evidencing at least 25% of the Voting Rights or (B) actual knowledge of such failure by a Servicing Officer of the Servicer; or

                  (iii) The entry against the Servicer of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee, conservator, receiver or liquidator in any insolvency, conservatorship, receivership, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 days; or

                  (iv) The Servicer shall voluntarily go into liquidation, consent to the appointment of a conservator or receiver or liquidator or similar person in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of its property; or a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver, liquidator or similar person in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force undischarged, unbonded or unstayed for a period of 60 days; or the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations; or

                  (v) Any reduction, withdrawal or qualification of the servicer rating of Servicer by any Rating Agency which results in the inability of Servicer to act as a primary or special servicer for or any mortgage-backed or asset-backed transaction rated or to be rated by any Rating Agency.

         (b) Then, and in each and every such case, so long as a Servicer Event of Termination shall not have been remedied within the applicable grace period,
(x) with respect solely to clause (i)(A) above, if such Advance is not made by 2:00 P.M., New York time, on the Business Day immediately following the Servicer Remittance Date, the Trustee may terminate all of the rights and obligations of the Servicer under this Agreement and the Trustee, or a successor servicer appointed in accordance with Section 7.02, shall immediately make such Advance and assume, pursuant to Section 7.02, the duties of a successor servicer and (y) in the case of clause (i)(B), (ii), (iii), (iv) and (v) above, the Trustee shall, at the direction of the NIMS Insurer or Holders of each Class of Regular Certificates evidencing Percentage Interests aggregating not less than 51%, by notice then given in writing to the Servicer (and to the Trustee if given by Holders of Certificates), terminate all of the rights and obligations of the Servicer as servicer under this Agreement. Any such notice to the Servicer shall also be given to each Rating Agency, the NIMS Insurer and the Depositor. On or after the receipt by the Servicer (and by the Trustee if such notice is given by the Holders) of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section or successor servicer appointed in connection with Section 7.02; and, without limitation, the Trustee or successor servicer is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of each Mortgage Loan and Related Documents or otherwise. The Servicer agrees to cooperate with the Trustee (or the applicable successor servicer) in effecting the termination of the responsibilities and rights of the Servicer hereunder, including, without limitation, the delivery to the Trustee (or the applicable successor servicer) of all documents and records requested by it to enable it to assume the Servicer's functions under this Agreement within ten Business Days subsequent to such notice, the transfer within one Business Day subsequent to such notice to the Trustee (or the applicable successor servicer) for the administration by it of all cash amounts that shall at the time be held by the Servicer and to be deposited by it in the Collection Accounts, the Distribution Account or any Escrow Account or that have been deposited by the Servicer in such accounts or thereafter received by the Servicer with respect to the Mortgage Loans or any REO Property received by the Servicer. All reasonable out-of-pocket costs and expenses (including attorneys' fees) incurred in connection with transferring the servicing to the successor servicer and amending this Agreement to reflect such succession as Servicer pursuant to this Section shall be paid by the predecessor servicer (or if the predecessor servicer is the Trustee, the initial servicer) upon presentation of reasonable documentation of such costs and expenses, and if such predecessor Servicer defaults in its obligation to pay such costs, such costs shall be paid by the successor Servicer or the Trustee (in which case the successor Servicer or the Trustee shall be entitled to reimbursement therefor from the assets of the Trust).

         Notwithstanding any termination of the activities of a Servicer hereunder, the Servicer shall be entitled to receive payment of all accrued and unpaid Servicing Fees and reimbursement for all outstanding Advances and Servicing Advances properly made prior to the date of termination in the manner and at the times set forth herein.

         Section 7.02 Trustee to Act; Appointment of Successor.

         (a) Within 90 days of the time the Servicer (and the Trustee, if notice is sent by the Holders) receives a notice of termination pursuant to Section
7.01 or 6.04, the Trustee (or such other successor servicer as is approved in accordance with this Agreement) shall be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof arising on and after its succession. As compensation therefor, the Trustee (or such other successor servicer) shall be entitled to such compensation as the Servicer would have been entitled to hereunder if no such notice of termination had been given. Notwithstanding the above, (i) if the Trustee is unwilling to act as successor servicer or (ii) if the Trustee is legally unable so to act, the Trustee shall appoint or petition a court of competent jurisdiction to appoint, any established housing and home finance institution, bank or other mortgage loan or home equity loan servicer having a net worth of not less than $50,000,000 as the successor to the Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder; provided, that the appointment of any such successor servicer will not result in the qualification, reduction or withdrawal of the ratings assigned to the Certificates or the ratings that are in effect by the Rating Agencies as evidenced by a letter to such effect from the Rating Agencies and that, in the case of a successor servicer appointed by the Trustee, such successor servicer is reasonably acceptable to the NIMS Insurer. Pending appointment of a successor to the Servicer hereunder, unless the Trustee is prohibited by law from so acting, the Trustee shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the successor shall be entitled to receive compensation out of payments on Mortgage Loans in an amount equal to the compensation which the Servicer would otherwise have received pursuant to Section 3.18 (or such other compensation as the Trustee and such successor shall agree, not to exceed the Servicing Fee). The successor servicer shall be entitled to withdraw from the Trust Collection Account all costs and expenses associated with the transfer of the servicing to the successor servicer, including costs and expenses of the Trustee. The appointment of a successor servicer shall not affect any liability of the predecessor servicer which may have arisen under this Agreement prior to its termination as Servicer to pay any deductible under an insurance policy pursuant to Section 3.12 or to indemnify the parties indicated in Section 3.26 pursuant to the terms thereof, nor shall any successor servicer be liable for any acts or omissions of the predecessor servicer or for any breach by such servicer of any of its representations or warranties contained herein or in any related document or agreement. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

         (b) Any successor, including the Trustee, to the Servicer as servicer shall during the term of its service as servicer continue to service and administer the Mortgage Loans for the benefit of Certificateholders, and maintain in force a policy or policies of insurance covering errors and omissions in the performance of its obligations as Servicer hereunder and a Fidelity Bond in respect of its officers, employees and agents to the same extent as the Servicer is so required pursuant to Section 3.12.

         Section 7.03 Waiver of Defaults.

         The Holders of Certificates entitled to at least 66 2/3% of the Voting Rights allocated to the Classes of Certificates affected by a Servicer Event of Termination may, on behalf of all Certificateholders, and with the consent of the NIMS Insurer, waive any events permitting removal of the Servicer as servicer pursuant to this Article VII, provided, however, that such Holders may not waive a default in making a required distribution on a Certificate without the consent of the Holder of such Certificate and the NIMS Insurer. Upon any waiver of a past default, such default shall cease to exist and any Servicer Event of Termination arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto except to the extent expressly so waived. Notice of any such waiver shall be given by the Trustee to the Rating Agencies.

         Section 7.04 Notification to Certificateholders.

         (a) On any termination or appointment of a successor to the Servicer pursuant to this Article VII or Section 6.04, the Trustee shall give prompt written notice thereof to the Certificateholders at their respective addresses appearing in the Certificate Register, the NIMS Insurer and each Rating Agency.

         (b) No later than 60 days after the occurrence of any event which constitutes or which, with notice or a lapse of time or both, would constitute a Servicer Event of Termination for five Business Days after a Responsible Officer of the Trustee becomes aware of the occurrence of such an event, the Trustee shall transmit by mail to the NIMS Insurer and all Certificateholders notice of such occurrence unless such default or Servicer Event of Termination shall have been waived or cured. Such notice shall be given to the Rating Agencies promptly after any such occurrence.

         Section 7.05 Survivability of Servicer Liabilities.

         Notwithstanding anything herein to the contrary, upon termination of the Servicer hereunder, any liabilities of the Servicer which accrued prior to such termination shall survive such termination.

                                  ARTICLE VIII

                                   THE TRUSTEE

         Section 8.01 Duties of Trustee.

         The Trustee, prior to the occurrence of a Servicer Event of Termination of which a Responsible Officer of the Trustee shall have actual knowledge and after the curing of all Servicer Events of Termination which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. If a Servicer Event of Termination has occurred (which has not been cured) of which a Responsible Officer has actual knowledge, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

                  The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement; provided, however, that that the Trustee shall not be responsible for the accuracy or content of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Servicer, the Seller, the NIMS Insurer or the Depositor hereunder. If any such instrument is found not to conform in any material respect to the requirements of this Agreement, the Trustee shall notify the Certificateholders of such instrument in the event that the Trustee, after so requesting, does not receive a satisfactorily corrected instrument.

         No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own misconduct; provided, however, that:

                  (i) prior to the occurrence of a Servicer Event of Termination of which a Responsible Officer of the Trustee shall have actual knowledge, and after the curing of all such Servicer Events of Termination which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement;

                  (ii) the Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining or investigating the facts related thereto;

                  (iii) the Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the NIMS Insurer or the Majority Certificateholders relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising or omitting to exercise any trust or power conferred upon the Trustee under this Agreement; and

                  (iv) the Trustee shall not be charged with knowledge of any failure by the Servicer to comply with the obligations of the Servicer referred to in clauses (i) and (ii) of Section 7.01(a) or any Servicer Event of Termination unless a Responsible Officer of the Trustee at the Corporate Trust Office obtains actual knowledge of such failure or the Trustee receives written notice of such failure from the Servicer, the NIMS Insurer or the Majority Certificateholders. In the absence of such receipt of such notice, the Trustee may conclusively assume that there is no Servicer Event of Termination.

         The Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Servicer under this Agreement, except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Servicer in accordance with the terms of this Agreement.

         The Trustee shall not have any duty (A) to see any recording, filing, or depositing of this Agreement or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording or filing or depositing or to any rerecording, refiling or redepositing of any thereof, (B) to see to any insurance or (C) to see to the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust Fund other than from funds available in the Distribution Account.

         The Trustee shall have no duty hereunder with respect to any complaint, claim, demand, notice or other document it may receive or which may be alleged to have been delivered to or served upon it by any third party as a consequence of the assignment of any Mortgage Loan hereunder; provided, however, that the Trustee shall promptly remit to the Servicer upon receipt of any such complaint, claim, demand, notice or other document (i) which is delivered to the Trustee at its Corporate Trust Office; (ii) of which a Responsible Officer has actual knowledge and (iii) which contains information sufficient to permit the Trustee to make a determination that the real property to which such document relates to is a Mortgaged Property.

         Section 8.02 Certain Matters Affecting the Trustee.

         Except as otherwise provided in Section 8.01:

         (a) the Trustee may request and rely upon, and shall be protected in acting or refraining from acting upon, any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

         (b) the Trustee may consult with counsel and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

         (c) the Trustee shall not be under any obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation hereunder or in relation hereto, at the request, order or direction of the Certificateholders or the NIMS Insurer pursuant to the provisions of this Agreement, unless such Certificateholders or the NIMS Insurer shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; the right of the Trustee to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of any such act;

         (d) the Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

         (e) prior to the occurrence of a Servicer Event of Termination and after the curing of all Servicer Events of Termination which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or documents, unless requested in writing to do so by the Majority Certificateholders or the NIMS Insurer; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such cost, expense or liability as a condition to such proceeding. The reasonable expense of every such examination shall be paid by the Servicer or, if paid by the Trustee, shall be reimbursed by the Servicer upon demand. Nothing in this clause (e) shall derogate from the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors;

         (f) the Trustee shall not be accountable, have any liability or make any representation as to any acts or omissions hereunder of the Servicer until such time as the Trustee may be required to act as Servicer pursuant to Section 7.02;

         (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian and the Trustee shall not be responsible for any misconduct or negligence on the part of any such agent, attorney or custodian appointed by it with due care; and

         (h) the right of the Trustee to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of such act.

         Section 8.03 Trustee Not Liable for Certificates or Mortgage Loans.

         The recitals contained herein and in the Certificates (other than the authentication of the Trustee on the Certificates) shall be taken as the statements of the Depositor, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (other than the signature and authentication of the Trustee on the Certificates) or of any Mortgage Loan or Related Document. The Trustee shall not be accountable for the use or application by the Servicer, or for the use or application of any funds paid to the Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Collection Accounts by the Servicer. The Trustee shall not at any time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Mortgage or any Mortgage Loan, or the perfection and priority of any Mortgage or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Trust or its ability to generate the payments to be distributed to Certificateholders under this Agreement, including, without limitation: the existence, condition and ownership of any Mortgaged Property; the existence and enforceability of any hazard insurance thereon (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 7.02); the validity of the assignment of any Mortgage Loan to the Trustee or of any intervening assignment; the completeness of any Mortgage Loan; the performance or enforcement of any Mortgage Loan (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 7.02); the compliance by the Depositor or the Servicer with any warranty or representation made under this Agreement or in any related document or the accuracy of any such warranty or representation prior to the Trustee's receipt of notice or other discovery of any non-compliance therewith or any breach thereof; any investment of monies by or at the direction of the Servicer or any loss resulting therefrom, it being understood that the Trustee shall remain responsible for any Trust property that it may hold in its individual capacity; the acts or omissions of any of the Servicer (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 7.02), or any Mortgagor; any action of the Servicer (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 7.02), taken in the name of the Trustee; the failure of the Servicer to act or perform any duties required of it as agent of the Trustee hereunder; or any action by the Trustee taken at the instruction of the Servicer (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 7.02); provided, however, that the foregoing shall not relieve the Trustee of its obligation to perform its duties under this Agreement. The Trustee shall not have any responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder.

         Section 8.04 Trustee May Own Certificates.

         The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights as it would have if it were not Trustee and may transact any banking and trust business with the Servicer, the Depositor or their respective Affiliates.

         Section 8.05 Trustee Fees and Expenses.

         The Trustee shall be entitled to the Trustee Fee (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by the Trustee in the exercise and performance of any of the powers and duties hereunder. The Trustee shall withdraw from the Distribution Account on each Distribution Date and pay to itself the Trustee Fee. The Trust shall reimburse the Trustee for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith or which is the responsibility of Certificateholders or the Trustee hereunder. In addition, the Trustee and its officers, directors, employees and agents shall be indemnified by the Trust from, and held harmless against, any and all losses, liabilities, damages, claims or expenses incurred in connection with any legal action relating to this Agreement or the Certificates, other than (i) any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence of the Trustee in the performance of its duties hereunder or by reason of the Trustee's reckless disregard of obligations and duties hereunder and (ii) to the extent such indemnification is required to be provided by the Servicer pursuant to Section 3.26. This Section shall survive termination of this Agreement or the resignation or removal of any Trustee hereunder. Anything in this Agreement to the contrary notwithstanding, in no event shall the Trustee be liable for special, indirect or consequential loss or damage of any kind whatsoever (including, but not limited to, lost profits) even if the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action.

         Section 8.06 Eligibility Requirements for Trustee.

         The Trustee hereunder shall at all times be an entity duly organized and validly existing under the laws of the United States of America or any state thereof, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and a minimum long-term debt rating of "BBB" by Fitch and S&P and subject to supervision or examination by federal or state authority. If such entity publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 8.06, the combined capital and surplus of such entity shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. The principal office of the Trustee (other than the initial Trustee) shall be in a state with respect to which an Opinion of Counsel has been delivered to such Trustee at the time such Trustee is appointed Trustee to the effect that the Trust will not be a taxable entity under the laws of such state. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 8.06, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.

         Section 8.07 Resignation or Removal of Trustee.

         The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Depositor, the Servicer, the NIMS Insurer and each Rating Agency. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor Trustee reasonably acceptable to the NIMS Insurer by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor Trustee. If no successor Trustee shall have been so appointed and having accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

         If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Depositor or the NIMS Insurer, or if at any time the Trustee shall be legally unable to act, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of their property shall be appointed, or any public officer shall take charge or control of the Trustee or of their property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Depositor or the NIMS Insurer may remove the Trustee. If the Depositor or the NIMS Insurer removes the Trustee under the authority of the immediately preceding sentence, the Depositor or the NIMS Insurer, as the case may be, shall promptly appoint a successor Trustee (reasonably acceptable to the NIMS Insurer if appointed by the Depositor) by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor Trustee.

         The Majority Certificateholders or the NIMS Insurer may at any time remove the Trustee by written instrument or instruments delivered to the Servicer, the Depositor, the NIMS Insurer and the Trustee; the Depositor shall thereupon use its best efforts to appoint a successor Trustee reasonably acceptable to the NIMS Insurer in accordance with this Section.

         Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section 8.07 shall not become effective until acceptance of appointment by the successor Trustee as provided in Section 8.08.

         Section 8.08 Successor Trustee.

         Any successor Trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Depositor, the NIMS Insurer, the Rating Agencies, the Servicer and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective, and such successor Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee. The Depositor, the Servicer and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Trustee all such rights, powers, duties and obligations.

         No successor Trustee shall accept appointment as provided in this
Section 8.08 unless at the time of such acceptance such successor Trustee shall be eligible under the provisions of Section 8.06 and the appointment of such successor Trustee shall not result in a downgrading of the Regular Certificates by either Rating Agency, as evidenced by a letter from each Rating Agency.

         Upon acceptance of appointment by a successor Trustee as provided in this Section 8.08, the successor Trustee shall mail notice of the appointment of a successor Trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register and to each Rating Agency.

         Section 8.09 Merger or Consolidation of Trustee.

         Any entity into which the Trustee may be merged or converted or with which it may be consolidated, or any entity resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any entity succeeding to the business of the Trustee, shall be the successor of the hereunder, provided such entity shall be eligible under the provisions of
Section 8.06 and 8.08, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

         Section 8.10 Appointment of Co-Trustee or Separate Trustee.

         Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust or any Mortgaged Property may at the time be located, the Depositor and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee and the NIMS Insurer to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity and for the benefit of the Certificateholders, such title to the Trust, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Servicer and the Trustee may consider necessary or desirable. Any such co-trustee or separate trustee shall be subject to the written approval of the Servicer and the NIMS Insurer. If the Servicer and the NIMS Insurer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in the case a Servicer Event of Termination shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor Trustee under Section 8.06, and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required under
Section 8.08.

         Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                  (i) all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

                  (ii) no trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder; and

                  (iii) the Servicer and the Trustee, acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee except that following the occurrence of a Servicer Event of Termination, the Trustee acting alone may accept the resignation or remove any separate trustee or co-trustee.

         Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Depositor, the NIMS Insurer, the Rating Agencies and the Servicer.

         Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor Trustee.

         Section 8.11 Limitation of Liability.

         The Certificates are executed by the Trustee, not in its individual capacity but solely as Trustee of the Trust, in the exercise of the powers and authority conferred and vested in it by this Agreement. Each of the undertakings and agreements made on the part of the Trustee in the Certificates is made and intended not as a personal undertaking or agreement by the Trustee but is made and intended for the purpose of binding only the Trust.

         Section 8.12 Trustee May Enforce Claims Without Possession of Certificates.

         (a) All rights of action and claims under this Agreement or the Certificates may be prosecuted and enforced by the Trustee without the possession of any of the Certificates or the production thereof in any proceeding relating thereto, and such proceeding instituted by the Trustee shall be brought in its own name or in its capacity as Trustee for the benefit of all Holders of such Certificates, subject to the provisions of this Agreement. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursement and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Certificateholders in respect of which such judgment has been recovered.

         (b) The Trustee shall afford the Depositor, the Servicer, the NIMS Insurer and each Certificateholder upon reasonable notice during normal business hours, access to all records maintained by the Trustee in respect of its duties hereunder and access to officers of the Trustee responsible for performing such duties. The Trustee shall cooperate fully with the Servicer, the NIMS Insurer, the Depositor and such Certificateholder and shall make available to the Servicer, the NIMS Insurer, the Depositor and such Certificateholder for review and copying at the expense of the party requesting such copies, such books, documents or records as may be requested with respect to the Trustee's duties hereunder. The Depositor, the Servicer, the NIMS Insurer and the Certificateholders shall not have any responsibility or liability for any action or failure to act by the Trustee and are not obligated to supervise the performance of the Trustee under this Agreement or otherwise.

         Section 8.13 Suits for Enforcement.

         In case a Servicer Event of Termination or other default by the Servicer hereunder shall occur and be continuing, the Trustee may proceed to protect and enforce its rights and the rights of the Certificateholders under this Agreement by a suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Agreement or in aid of the execution of any power granted in this Agreement or for the enforcement of any other legal, equitable or other remedy, as the Trustee, being advised by counsel, and subject to the foregoing, shall deem most effectual to protect and enforce any of the rights of the Trustee and the Certificateholders.

         Section 8.14 Waiver of Bond Requirement.

         The Trustee shall be relieved of, and each Certificateholder hereby waives, any requirement of any jurisdiction in which the Trust, or any part thereof, may be located that the Trustee post a bond or other surety with any court, agency or body whatsoever.

         Section 8.15 Waiver of Inventory, Accounting and Appraisal Requirement.

         The Trustee shall be relieved of, and each Certificateholder hereby waives, any requirement of any jurisdiction in which the Trust, or any part thereof, may be located that the Trustee file any inventory, accounting or appraisal of the Trust with any court, agency or body at any time or in any manner whatsoever.

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                                   ARTICLE IX

                     REMIC AND GRANTOR TRUST ADMINISTRATION

         Section 9.01 REMIC Administration.

         (a) The Trustee shall make or cause to be made REMIC elections for each of REMIC 1 and REMIC 2 as set forth in the Preliminary Statement on Forms 1066 or other appropriate federal tax or information return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. The regular interests and residual interest in each REMIC shall be as designated in the Preliminary Statement.

         (b) The Closing Date is hereby designated as the "Startup Day" of each REMIC within the meaning of section 860G(a)(9) of the Code.

         (c) The Trustee shall pay any and all tax related expenses (not including taxes) of each REMIC, including but not limited to any professional fees or expenses related to audits or any administrative or judicial proceedings with respect to such REMIC that involve the Internal Revenue Service or state tax authorities, but only to the extent that (i) such expenses are ordinary or routine expenses, including expenses of a routine audit but not expenses of litigation (except as described in (ii)); or (ii) such expenses or liabilities (including taxes and penalties) are attributable to the negligence or willful misconduct of the Trustee in fulfilling its duties hereunder. The Trustee shall be entitled to reimbursement of expenses to the extent provided in clause (i) above from the Trust.

         (d) The Trustee shall prepare or cause to be prepared, sign and file or cause to be filed, each REMIC's federal and state tax and information returns as such REMIC's direct representative. The expenses of preparing and filing such returns shall be borne by the Trustee.

         (e) The Holder of the Class R Certificate shall be the "tax matters person" as defined in the REMIC Provisions (the "Tax Matters Person") with respect to each REMIC, and the Trustee is irrevocably designated as and shall act as attorney-in-fact and agent for such Tax Matters Person for each REMIC. The Trustee, as agent for the Tax Matters Person, shall perform, on behalf of each REMIC, all reporting and other tax compliance duties that are the responsibility of such REMIC under the Code, the REMIC Provisions, or other compliance guidance issued by the Internal Revenue Service or any state or local taxing authority. Among its other duties, if required by the Code, the REMIC Provisions, or other such guidance, the Trustee, as agent for the Tax Matters Person, shall provide (i) to the Treasury or other governmental authority such information as is necessary for the application of any tax relating to the transfer of the Class R Certificate to any disqualified person or organization and (ii) to the Certificateholders such information or reports as are required by the Code or REMIC Provisions.

         (f) The Trustee, the Servicer, and the Holders of Certificates shall take any action or cause any REMIC formed under this Agreement to take any action necessary to create or maintain the status of such REMIC as a REMIC under the REMIC Provisions and shall assist each other as necessary to create or maintain such status. None of the Trustee, the Servicer or the Holder of the Class R Certificate shall take any action or cause any REMIC formed under this Agreement to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger or cause the loss of the status of such REMIC as a REMIC or (ii) result in the imposition of any tax upon such REMIC (including but not limited to the tax on prohibited transactions as defined in Code Section 860F(a)(2) and the tax on prohibited contributions set forth on Section 860G(d) of the Code) (either such event, an "Adverse REMIC Event") unless the Trustee, the NIMS Insurer and the Servicer have received an Opinion of Counsel (at the expense of the party seeking to take such action) to the effect that the contemplated action will not endanger such status or result in the imposition of such a tax. In addition, prior to taking any action with respect to any REMIC formed under this Agreement or the assets therein, or causing such REMIC to take any action, which is not expressly permitted under the terms of this Agreement, any Holder of the Class R Certificate will consult with the Trustee, the NIMS Insurer and the Servicer, or their respective designees, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to such REMIC, and no such Person shall take any such action or cause such REMIC to take any such action as to which the Trustee, the NIMS Insurer or the Servicer has advised it in writing that an Adverse REMIC Event could occur.

         (g) The Holder of the Class R Certificate shall pay when due any and all taxes imposed on any REMIC formed under this Agreement by federal or state governmental authorities, but only from amounts, if any, distributable thereon. To the extent that such REMIC taxes are not paid by the Class R Certificateholder, the Trustee shall pay any remaining REMIC taxes out of future amounts otherwise distributable to the Holder of the Class R Certificate or, if no such amounts are available, out of other amounts held in the Distribution Account, and shall reduce amounts otherwise payable to Holders of the REMIC Regular Interests or the Certificates, as the case may be.

         (h) The Trustee, shall, for federal income tax purposes, maintain or cause to be maintained books and records with respect to each REMIC formed under this Agreement on a calendar year and on an accrual basis.

         (i) No additional contributions of assets shall be made to any REMIC, except as expressly provided in this Agreement with respect to Eligible Substitute Mortgage Loans.

         (j) Neither the Trustee nor the Servicer shall enter into any arrangement by which any REMIC will receive a fee or other compensation for services.

         (k) The Trustee shall treat (i) the rights of the Offered Certificates to receive Cap Carryover Amounts as a right in interest rate cap contracts written by the Class CE Certificateholders in favor of the Holders of the Offered Certificates and (ii) the rights of the Class CE Certificates under the Class A-2 Yield Maintenance Agreement and Class M Yield Maintenance Agreement in accordance with the respective terms thereof and shall assign such rights for federal tax return and information reporting a value of zero. The Trustee shall account for such as property held separate and apart from the regular interests it holds in each of the REMICs created hereunder. The provisions of this paragraph are intended to satisfy the requirements of Treasury Regulations
Section 1.860G-2(i) for the treatment of property rights coupled with regular interests to be separately respected and shall be interpreted consistent with such regulation. On each Distribution Date, to the extent the Offered Certificates receive interest in excess of their Certificate Interest Rate, such interest will be treated as distributed to the Class CE Certificates, together with any amounts deposited in the Class A-2 Reserve Account in respect of the Class A-2 Yield Maintenance Agreement and the Class M Reserve Account in respect of the Class M Yield Maintenance Agreement, and then paid to the respective Classes of Offered Certificates pursuant to the related interest rate cap agreement.

         Section 9.02 Prohibited Transactions and Activities.

         None of the Depositor, the Servicer or the Trustee shall sell, dispose of, or substitute for any of the Mortgage Loans, except in a disposition pursuant to (i) the foreclosure of a Mortgage Loan, (ii) the bankruptcy of the Trust Fund, (iii) the termination of any REMIC pursuant to Article X of this Agreement, (iv) a substitution pursuant to Article II of this Agreement, (v) a repurchase of Mortgage Loans pursuant to Article II of this Agreement or (vi) an optional purchase by the Servicer pursuant to Section 3.16 of this Agreement, nor acquire any assets for any REMIC constituting part of the Trust Fund, nor sell or dispose of any investments in the Distribution Account for gain, nor accept any contributions to any REMIC constituting part of the Trust Fund after the Closing Date, unless such party and the NIMS Insurer has received an Opinion of Counsel (at the expense of the party causing such sale, disposition, or substitution) that such disposition, acquisition, substitution, or acceptance will not (a) affect adversely the status of such REMIC as a REMIC or of the interests therein other than the Class R Certificate as the regular interests therein, (b) affect the distribution of interest or principal on the Certificates, (c) result in the encumbrance of the assets transferred or assigned to the Trust Fund (except pursuant to the provisions of this Agreement) or (d) cause such REMIC to be subject to a tax on prohibited transactions or prohibited contributions pursuant to the REMIC Provisions.

         Section 9.03 Indemnification with Respect to Certain Taxes and Loss of REMIC Status.

         In the event that any REMIC formed hereunder fails to qualify as a REMIC, loses its status as a REMIC, or incurs federal, state or local taxes as a result of a prohibited transaction or prohibited contribution under the REMIC Provisions due to the negligent performance by the Servicer of its duties and obligations set forth herein or is subject to any state or local taxes based on the location of the Servicer, the Servicer shall indemnify the Holder of the Class R Certificate against any and all losses, claims, damages, liabilities or expenses ("Losses") resulting from such negligence; provided, however, that the Servicer shall not be liable for any such Losses attributable to the action or inaction of the Trustee, the Depositor or the Holder of the Class R Certificate, as applicable, nor for any such Losses resulting from misinformation provided by the Holder of the Class R Certificate on which the Servicer has relied. The foregoing shall not be deemed to limit or restrict the rights and remedies of the Holder of the Class R Certificate now or hereafter existing at law or in equity. Notwithstanding the foregoing, however, in no event shall the Servicer have any liability (1) for any action or omission that is taken in accordance with and in compliance with the express terms of, or which is expressly permitted by the terms of, this Agreement, (2) for any Losses other than arising out of a negligent performance by the Servicer of its duties and obligations set forth herein, and (3) for any special or consequential damages to Certificateholders (in addition to payment of principal and interest on the Certificates).

         Section 9.04 REO Property.

         (a) Subject to compliance with applicable laws and regulations as shall at any time be in force, and notwithstanding any other provision of this Agreement, the Servicer, acting on behalf of the Trust hereunder, shall not rent, lease, or otherwise earn income on behalf of any REMIC with respect to any REO Property which might cause such REO Property to fail to qualify as "foreclosure" property within the meaning of section 860G(a)(8) of the Code or result in the receipt by any REMIC of any "income from non-permitted assets" within the meaning of section 860F(a)(2) of the Code or any "net income from foreclosure property" which is subject to tax under the REMIC Provisions unless the Servicer has advised, or has caused the applicable Servicer to advise, the Trustee in writing to the effect that, under the REMIC Provisions, such action would not adversely affect the status of any REMIC as a REMIC and any income generated for such REMIC by the REO Property would not result in the imposition of a tax upon such REMIC.

         (b) The Servicer shall make reasonable efforts to sell any REO Property for its fair market value. In any event, however, the Servicer shall dispose of any REO Property before the close of the third calendar year beginning after the year of its acquisition by the Trust Fund unless the Servicer has received a grant of extension from the Internal Revenue Service to the effect that, under the REMIC Provisions and any relevant proposed legislation and under applicable state law, any REMIC constituting part of the Trust Fund may hold REO Property for a longer period without adversely affecting its REMIC status or causing the imposition of a Federal or state tax upon any REMIC constituting part of the Trust Fund. If the Servicer has received such an extension, then the Servicer shall continue to attempt to sell the REO Property for its fair market value as determined in good faith by the Servicer for such longer period as such extension permits (the "Extended Period"). If the Servicer has not received such an extension and the Servicer is unable to sell the REO Property within 33 months after its acquisition by the Trust Fund or if the Servicer has received such an extension, and the Servicer is unable to sell the REO Property within the period ending three months before the close of the Extended Period, the Servicer shall, before the end of the applicable period, (i) purchase such REO Property at a price equal to the REO Property's fair market value as determined in good faith by the Servicer or (ii) auction the REO Property to the highest bidder (which may be the Servicer) in an auction reasonably designed to produce a fair price prior to the expiration of the applicable period.

         Section 9.05 Grantor Trust Administration.

         The parties intend that the portions of the Trust Fund consisting of the right of the Class P Certificates to receive Prepayment Charges, Originator Prepayment Charge Payment Amounts and Servicer Prepayment Charge Payment Amounts, the right of the Offered Certificates to receive Cap Carryover Amounts, the Reserve Accounts and the right of the Class CE Certificates to receive Yield Maintenance Agreement Payments subject to the obligation of the Class CE Certificates to pay Cap Carryover Amounts, shall be treated as a "grantor trust" under the Code, and the provisions hereof shall be interpreted consistently with this intention. In furtherance of such intention, the Trustee shall furnish or cause to be furnished (i) to the Holders of the Offered Certificates, (ii) to the Holders of the Class P Certificates and (iii) to the Holder of the Class CE Certificates and shall file or cause to be filed with the Internal Revenue Service together with Form 1041 or such other form as may be applicable, their allocable shares of income and expenses with respect to the property held by the Grantor Trust, at the time or times and in the manner required by the Code.

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                                   ARTICLE X

                                   TERMINATION

         Section 10.01 Termination.

         (a) The respective obligations and responsibilities of the Servicer, the Depositor, the Trustee and the Certificate Registrar created hereby (other than the obligation of the Trustee to make certain payments to Certificateholders after the final Distribution Date and the obligation of the Servicer to send certain notices as hereinafter set forth) shall terminate upon notice to the Trustee upon the earliest of (i) the Distribution Date on which the Certificate Principal Balance of each Class of Certificates has been reduced to zero, (ii) the final payment or other liquidation of the last Mortgage Loan in the Trust, and (iii) the optional purchase by the NIMS Insurer, if there is a NIMS Insurer, or if there is no NIMS Insurer, the Majority Class CE Certificateholders (or if such holder is the Seller, or an affiliate of the Seller, the Servicer of the Mortgage Loans) as described below. Notwithstanding the foregoing, in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

         The NIMS Insurer, if there is a NIMS Insurer, or if there is no NIMS Insurer, the Majority Class CE Certificateholders (and, if such holder is the Seller or an affiliate of the Seller, the Servicer of the Mortgage Loans) may, at its option, terminate the Trust Fund and retire the Certificates on the next succeeding Distribution Date upon which the aggregate current Pool Balance is less than 10% of the Cut-off Date Aggregate Principal Balance by purchasing all of the outstanding (i) Mortgage Loans in the Trust Fund at a price equal to the sum of the outstanding Principal Balance of the Mortgage Loans and except to the extent previously advanced by the Servicer, accrued and unpaid interest thereon at the weighted average of the Mortgage Interest Rates through the end of the Collection Period preceding the final Distribution Date plus unreimbursed Servicing Advances, Advances and any unpaid Servicing Fees allocable to such Mortgage Loans and (ii) REO Properties in the Trust Fund at a price equal to their fair market value as determined in good faith by the Servicer (the "Termination Price"). If the NIMS Insurer or the Majority Class CE Certificateholders (or, if the Majority Class CE Certificateholder is the Seller or an affiliate of the Seller, the Servicer) is subject to regulation by the Office of the Comptroller of the Currency, the FDIC, the Federal Reserve or the Office of Thrift Supervision, however, the option may not be exercised unless the aggregate fair market value of the Mortgage Loans and REO Properties is greater than or equal to the Termination Price. Notwithstanding the foregoing, no party may exercise this optional purchase right unless any Reimbursement Amount owed to the Trust pursuant to Section 2.03 hereof has been paid.

         In connection with any such purchase pursuant to the preceding paragraph, the Servicer shall deliver to the Trustee for deposit in the Distribution Account all amounts then on deposit in the Collection Account (less amounts permitted to be withdrawn by the Servicer pursuant to Section 3.07), which deposit shall be deemed to have occurred immediately following such purchase.

         Any such purchase shall be accomplished by delivery on the Determination Date before such Distribution Date of the Termination Price to the Trustee for deposit into the Distribution Account as part of Available Funds.

         (b) Notice of any termination, specifying the Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the Certificateholders may surrender their Certificates to the Trustee for payment of the final distribution and cancellation, shall be given promptly by the Trustee upon the Trustee receiving notice of such date from the NIMS Insurer, the Majority Class CE Certificateholders or the Servicer, as applicable, by letter to the Certificateholders mailed not earlier than the 15th day of the month preceding the month of such final distribution and not later than the 15th day of the month of such final distribution specifying (1) the Distribution Date upon which final distribution of the Certificates will be made upon presentation and surrender of such Certificates at the office or agency of the Trustee therein designated, (2) the amount of any such final distribution and (3) that the Record Date otherwise applicable to such Distribution Date is not applicable, distributions being made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified. Not less than five (5) Business Days prior to such Determination Date relating to such Distribution Date, the Trustee shall notify the Originator and the Seller of the amount of any unpaid Reimbursement Amount owed to the Trust.

         (c) Upon presentation and surrender of the Certificates, the Trustee shall cause to be distributed to the Holders of the Certificates on the Distribution Date for such final distribution, in proportion to the Percentage Interests of their respective Class and to the extent that funds are available for such purpose, an amount equal to the amount required to be distributed to such Holders in accordance with the provisions of Sections 4.01 and 4.02 for such Distribution Date.

         (d) In the event that all Certificateholders shall not surrender their Certificates for final payment and cancellation on or before such final Distribution Date, the Trustee shall promptly following such date cause all funds in the Distribution Account not distributed in final distribution to Certificateholders to be withdrawn therefrom and credited to the remaining Certificateholders by depositing such funds in a separate escrow account for the benefit of such Certificateholders, and the Servicer shall give a second written notice to the remaining Certificateholders, to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within nine months after the second notice all the Certificates shall not have been surrendered for cancellation, the Class R Certificateholder shall be entitled to all unclaimed funds and other assets which remain subject hereto (except with respect to the Class CE and Class P Certificates) and the Trustee upon transfer of such funds shall be discharged of any responsibility for such funds, and all other Certificateholders shall look to the Class R Certificateholder for payment.

         Section 10.02 Additional Termination Requirements.

         (a) In the event that the NIMS Insurer, the Majority Class CE Certificateholders or the Servicer, as applicable, exercises the purchase option as provided in Section 10.01, the Trust shall be terminated in accordance with the following additional requirements, unless the Trustee shall have been furnished with an Opinion of Counsel to the effect that the failure of the Trust to comply with the requirements of this Section will not cause an Adverse REMIC Event to occur at any time that any Certificates (other than the Class P Certificates) are outstanding:

                  (i) The Trustee shall designate a date within 90 days prior to the final Distribution Date as the date of adoption of plans of complete liquidation of each of REMIC 1 and REMIC 2 and shall specify such date in the final federal income tax return of each REMIC;

                  (ii) After the date of adoption of such plans of complete liquidation and at or prior to the final Distribution Date, the Trustee shall sell all of the assets of the Trust to the Majority Class CE Certificateholders or the Servicer, as applicable, for cash; and

                  (iii) At the time of the making of the final payment on the Certificates, the Trustee shall distribute or credit, or cause to be distributed or credited in the following order of priority (A) (i) to the Holders of each of the Class A-1 and Class A-2 Certificates, pro rata, and (ii) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Certificates, the related Certificate Principal Balance, as applicable, plus one month's interest thereon at the applicable Certificate Interest Rate, (B) to the Class CE Certificates, the amount of any remaining Monthly Excess Cash Flow Amounts not previously distributed thereon, (C) to the remaining REMIC Regular Interests the amounts allocable thereto pursuant to Section
         4.08 and (D) to the Class R Certificateholder, all cash on hand in respect of the REMICs after such payment (other than cash retained to meet claims) and the Trust shall terminate at such time.

         (b) By their acceptance of Certificates, the Holders thereof hereby agree to appoint the Trustee as their attorney-in-fact to: (i) designate such date of adoption of plans of complete liquidation and (ii) to take such other action in connection therewith as may be reasonably required to carry out such plans of complete liquidation all in accordance with the terms hereof.

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

         Section 11.01 Amendment.

         This Agreement may be amended from time to time by the Depositor, the Servicer and the Trustee; with the consent of the NIMS Insurer and without the consent of the Certificateholders, (i) to cure any ambiguity or mistake, (ii) to correct, modify or supplement any provision herein which may be inconsistent with any other provision herein or the Prospectus Supplement, (iii) to make any other provisions with respect to matters or questions arising under this Agreement, which shall not be inconsistent with the provisions of this Agreement, (iv) to comply with any requirements imposed by the Code or (v) to provide for the rights of the NIMS Insurer; provided, however, that any such action listed in clause (iii) above shall not adversely affect in any respect the interests of any Certificateholder, as evidenced by (i) notice in writing to the Depositor, the Servicer and the Trustee from the Rating Agencies that such action will not result in the reduction or withdrawal of the rating of any outstanding Class of Certificates with respect to which it is a Rating Agency, or (ii) an Opinion of Counsel delivered to the Servicer and the Trustee.

         In addition, this Agreement may be amended from time to time by the Depositor, the Servicer and the Trustee, with the consent of the NIMS Insurer and the Majority Certificateholders for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment or waiver shall (x) reduce in any manner the amount of, or delay the timing of, payments on the Certificates which are required to be made on any Certificate without the consent of the Holder of such Certificate, (y) adversely affect in any material respect the interests of the Holders of any Class of Certificates in a manner other than as described in clause (x) above, without the consent of the Holders of Certificates of such Class evidencing at least a 662/3% Percentage Interest in such Class, or (z) reduce the percentage of Voting Rights required by clause (y) above without the consent of the Holders of all Certificates of such Class then outstanding. Upon approval of an amendment, a copy of such amendment shall be sent to the Rating Agencies. Prior to the execution of any amendment to this Agreement, the Trustee shall be entitled to receive and rely upon an Opinion of Counsel (at the expense of the Person seeking such amendment) stating that the execution of such amendment is authorized or permitted by this Agreement. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's own rights, duties or immunities under this Agreement.

         Notwithstanding any provision of this Agreement to the contrary, neither the Trustee nor the NIMS Insurer shall consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel, delivered by (and at the expense of) the Person seeking such Amendment, to the effect that such amendment will not result in an Adverse REMIC Event at any time that any Certificates (other than the Class P Certificates) are outstanding and that the amendment is being made in accordance with the terms hereof.

         Promptly after the execution of any such amendment the Trustee shall furnish, at the expense of the Person that requested the amendment if such Person is the Servicer (but in no event at the expense of the Trustee), otherwise at the expense of the Trust, a copy of such amendment and the Opinion of Counsel referred to in the immediately preceding paragraph to the Servicer and each Rating Agency.

         It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment; instead it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

         Section 11.02 Recordation of Agreement; Counterparts.

         To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all of the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer at the expense of the Trust, but only upon direction of Certificateholders, accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

         For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

         Section 11.03 Limitation on Rights of Certificateholders.

         The death or incapacity of any Certificateholder shall not (i) operate to terminate this Agreement or the Trust, (ii) entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust, or (iii) otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

         Except as expressly provided for herein, no Certificateholder shall have any right to vote or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties hereto, nor shall anything herein set forth or contained in the terms of the Certificates be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

         No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as herein provided, and unless also the Holders of Certificates entitled to at least 25% of the Voting Rights shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding. It is understood and intended, and expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, which priority or preference is not otherwise provided for herein, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 11.03 each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

         Section 11.04 Governing Law; Jurisdiction.

         This Agreement shall be construed in accordance with the laws of the State of New York, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws. With respect to any claim arising out of this Agreement, each party irrevocably submits to the exclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in The City of New York, and each party irrevocably waives any objection which it may have at any time to the laying of venue of any suit, action or proceeding arising out of or relating hereto brought in any such courts, irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in any inconvenient forum and further irrevocably waives the right to object, with respect to such claim, suit, action or proceeding brought in any such court, that such court does not have jurisdiction over such party, provided that service of process has been made by any lawful means.

         Section 11.05 Notices.

         All directions, demands and notices hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by first class mail, postage prepaid, or by express delivery service, to (a) in the case of the Trustee, JPMorgan Chase Bank, 4 New York Plaza, 6th Floor, New York, New York 10004-2477, Attention: Institutional Trust Services/Global Debt: ABFC 2004-FF1, or such other address as may hereafter be furnished to the Depositor, the NIMS Insurer and the Servicer in writing by the Trustee, (b) in the case of the Depositor, Asset Backed Funding Corporation, 100 North Tryon Street, 11th Floor, Charlotte, North Carolina 28255, Attention: ABFC Asset-Backed Certificates, Series 2004-FF1, or such other address as may be furnished to the Servicer, the NIMS Insurer and the Trustee in writing by the Depositor, (c) in the case of the Servicer, Countrywide Home Loans Servicing LP, 450 American Way, MS SV3-A, Simi Valley, California 93065, Attention: Portfolio Services, with a copy to: Countrywide Home Loans, 4500 Park Granda, Calabasas, California 91302,
Attention: Legal Department, or such other address as may be hereafter furnished to the Depositor, the NIMS Insurer and the Trustee by the Servicer in writing and (d) in the case of the NIMS Insurer, such address furnished to the Depositor, the Servicer and the Trustee in writing by the NIMS Insurer. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Notice of any Servicer Event of Termination shall be given by telecopy and by certified mail. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have duly been given when mailed, whether or not the Certificateholder receives such notice. A copy of any notice required to be telecopied hereunder shall also be mailed to the appropriate party in the manner set forth above.

         Section 11.06 Severability of Provisions.

         If any one or more of the covenants, agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

         Section 11.07 Article and Section References.

         All article and section references used in this Agreement, unless otherwise provided, are to articles and sections in this Agreement.

         Section 11.08 Notice to the Rating Agencies and the NIMS Insurer.

         (a) Each of the Trustee and the Servicer shall be obligated to use its best reasonable efforts promptly to provide notice to the Rating Agencies and the NIMS Insurer with respect to each of the following of which a Responsible Officer of the Trustee or the Servicer, as the case may be, has actual knowledge:

                  (i) any material change or amendment to this Agreement;

                  (ii) the occurrence of any Servicer Event of Termination that has not been cured or waived;

                  (iii) the resignation or termination of the Servicer or the Trustee;

                  (iv) the final payment to Holders of the Certificates of any Class;

                  (v) any change in the location of any Account; and

                  (vi) if the Trustee is acting as successor servicer pursuant to Section 7.02 hereof, any event that would result in the inability of the Trustee to make Advances.

                  (vii) In addition, the Servicer shall promptly furnish to each Rating Agency copies of the following:

         (A) each annual statement as to compliance described in Section 3.19 hereof;

         (B) each annual independent public accountants' servicing report described in Section 3.20 hereof; and

         (C) each notice delivered pursuant to Section 7.01(a) hereof which relates to the fact that the Servicer has not made an Advance.

         Any such notice pursuant to this Section 11.08 shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by first class mail, postage prepaid, or by express delivery service to: Fitch Ratings, One State Street Plaza, New York, New York 10004, Attention: Managing Director, Residential Mortgage-Backed Securities; Standard & Poor's, a division of The McGraw-Hill Companies, Inc., 55 Water Street, 41st Floor, New York, New York 10041, Attention: Mortgage Surveillance Group; and the NIMS Insurer, at the address to be provided by the Depositor.

         Section 11.09 Further Assurances.

         Notwithstanding any other provision of this Agreement, neither the Regular Certificateholders nor the Trustee shall have any obligation to consent to any amendment or modification of this Agreement unless they have been provided reasonable security or indemnity against their out-of-pocket expenses (including reasonable attorneys' fees) to be incurred in connection therewith.

         Section 11.10 Third Party Beneficiary.

         Nothing in this Agreement or in the Certificates, expressed or implied, shall give to any Person, other than the Certificateholders, the parties hereto and the NIMS Insurer and their successors hereunder, any benefit or any legal or equitable right, remedy or claim under this Agreement.

         The NIMS Insurer shall be deemed a third-party beneficiary of this Agreement to the same extent as if it were a party hereto, and shall have the right to enforce the provisions of this Agreement directly against the parties to this Agreement.

         Section 11.11 Acts of Certificateholders.

         (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by the Certificateholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Certificateholders in person or by agent duly appointed in writing; and such action shall become effective when such instrument or instruments are delivered to the Trustee and the Servicer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "act" of the Certificateholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Trustee and the Trust, if made in the manner provided in this Section 11.11.

         (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Whenever such execution is by a signer acting in a capacity other than his or her individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority.

         (c) Any request, demand, authorization, direction, notice, consent, waiver or other action by any Certificateholder shall bind every future Holder of such Certificate and the Holder of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Trustee or the Trust in reliance thereon, whether or not notation of such action is made upon such Certificate.

                        [Signatures follow on next page]

                  IN WITNESS WHEREOF, the Depositor, the Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

                           ASSET BACKED FUNDING CORPORATION,
                             as Depositor


                           By: /s/ Kirk B. Meyers
                              ----------------------------------------------
                              Name:  Kirk B. Meyers
                              Title: Vice President


                           COUNTRYWIDE HOME LOANS SERVICING LP, as Servicer

                           By:  Countrywide GP, Inc., its general partner


                           By: /s/ Ruben Avilez
                              ----------------------------------------------
                              Name:  Rubin Avilez
                              Title: Vice President


                           JPMORGAN CHASE BANK, as Trustee


                           By: /s/ Nadezhka Thomas
                              ----------------------------------------------
                              Name:  Nadezhka Thomas
                              Title: Trust Officer

STATE OF NORTH CAROLINA)
                       ) ss.:
COUNTY OF MECKLENBURG  )

         On the 30th day of July 2004 before me, a notary public in and for said State, personally appeared Kirk B. Meyers, known to me to be a Vice President of Asset Backed Funding Corporation, a Delaware corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                      Notary Public:  /s/ Othea Saunders
                                                      ------------------


                                      My Commission expires the 1st day
                                      of August, 2007.

STATE OF NEW YORK )
                  ) ss.:
COUNTY OF NEW YORK)

         On the 30th day of July 2004 before me, a notary public in and for said State, personally appeared Nadezhka Thomas, known to me to be a Trust Officer of JPMorgan Chase Bank, a New York banking corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said association, and acknowledged to me that such association executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                      Notary Public:  /s/ Margaret M. Price
                                                      ---------------------



                                      My Commission expires the 22nd day
                                      of August, 2007.

STATE OF CALIFORNIA  )
                     ) ss.:
COUNTY OF LOS ANGELES)

         On the 30th day of July 2004 before me, a notary public in and for said State, personally appeared Rubin Avilez, known to me to be a Vice President of Countrywide GP, Inc., the general partner of Countrywide Home Loans Servicing LP, a Texas limited partnership, that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                  Notary Public: /s/ Glenda J. Daniel
                                                 --------------------



                                  My Commission expires the 15th day
                                  of October, 2005.

                                   EXHIBIT A-1

                       [FORM OF THE CLASS A-1 CERTIFICATE]

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS BENEFICIAL OWNERSHIP OF A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.


                                     A-1-1

                         ABFC ASSET-BACKED CERTIFICATES
                           SERIES 2004-FF1, CLASS A-1

evidencing a beneficial ownership interest in a Trust Fund consisting primarily of a pool of conventional fixed-rate and adjustable-rate one- to four-family first lien mortgage loans formed and sold by

                        ASSET BACKED FUNDING CORPORATION

Series 2004-FF1, Class A-1              Original Class Certificate Principal
                                        Balance of the Class A-1 Certificates as
Certificate Interest Rate: Floating     of the Closing Date: $403,699,000

Date of Pooling and Servicing           Initial Certificate Principal Balance: $[  ]
Agreement and Cut-off Date:
July 1, 2004

First Distribution Date:                Servicer:  Countrywide Home Loans
August 25, 2004                         Servicing LP

No.                                     Trustee:  JPMorgan Chase Bank

CUSIP:  04542B HU 9                     Closing Date:  July 30, 2004

ISIN:  US04542BHU98


         DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

         THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ASSET BACKED FUNDING CORPORATION, THE SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

                  This certifies that _______________ is the registered owner of a Percentage Interest (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the Original Class Certificate Principal Balance of the Class A-1 Certificates) in that certain beneficial ownership interest evidenced by all the Class A-1 Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Asset Backed Funding Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Servicer and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                                     A-1-2

         Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the Business Day immediately preceding such Distribution Date (the "Record Date"), from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class A-1 Certificates on such Distribution Date pursuant to the Agreement; provided, however, that if any Class A-1 Certificate becomes a Definitive Certificate, the Record Date for such Certificate will be the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs.

         All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class A-1 Certificates, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

         The Certificate Interest Rate for the Class A-1 Certificates for each Distribution Date will be the least of (i) One-Month LIBOR as of the related LIBOR Determination Date plus the Class A-1 Certificate Margin, (ii) the Group 1 Maximum Rate Cap and (iii) the Group 1 Cap. Interest will accrue on the Class A-1 Certificates during each Interest Accrual Period at the Certificate Interest Rate.

         This Certificate is one of a duly authorized issue of Certificates designated as ABFC Asset-Backed Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class A-1 Certificates.

         The Class A-1 Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Accounts and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

                                     A-1-3

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

         The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Pool Balance of the Mortgage Loans at the time of purchase being 10% or less of the Cut-off Date Aggregate Principal Balance.

                                     A-1-4

         The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.


                                     A-1-5

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:


                                 JPMORGAN CHASE BANK, as Trustee


                                 By:
                                     ----------------------------
                                     Authorized Officer



                          CERTIFICATE OF AUTHENTICATION

         This is one of the Certificates referred to in the within-mentioned Agreement.


                                 JPMORGAN CHASE BANK, as Certificate Registrar


                                 By:
                                    ------------------------------
                                     Authorized Signatory

Date of authentication:




                                     A-1-6

                                  ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common           UNIF GIFT MIN ACT - Custodian
                                                             ---------
                                                             (Cust) (Minor)
TEN ENT - as tenants by the entireties                       under Uniform Gifts
                                                             to Minors Act
JT TEN  - as joint tenants with right                        ________________
          of survivorship and not as                                 (State)
          tenants in common

         Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _____________________________________________________________
______________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) ___________________________________________
a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:

______________________________________________________________________________

Dated:



                                      -----------------------------------------
                                      Signature by or on behalf of assignor



                                      -----------------------------------------
                                      Signature Guaranteed


                                     A-1-7

                            DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

                  Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________
for the account of _______________________________, account number ___________ , or, if mailed by check, to ___________________________________________________ .
Applicable statements should be mailed to ______________________________________
This information is provided by ______________________________________________ , the assignee named above, or ____________________________________, as its agent.


                                     A-1-8

                                   EXHIBIT A-2

                       [FORM OF THE CLASS A-2 CERTIFICATE]

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS BENEFICIAL OWNERSHIP OF A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.


                                     A-2-1

                         ABFC ASSET-BACKED CERTIFICATES
                           SERIES 2004-FF1, CLASS A-2

evidencing a beneficial ownership interest in a Trust Fund consisting primarily of a pool of conventional fixed-rate and adjustable-rate one- to four-family first lien mortgage loans formed and sold by

                        ASSET BACKED FUNDING CORPORATION

Series 2004-FF1, Class A-2                                   Original Class Certificate Principal Balance
                                                             of the Class A-2 Certificates as of the Closing Date:
Certificate Interest Rate:  Floating                         $217,880,000

Date of Pooling and Servicing Agreement and Cut-off Date:    Initial Certificate Principal Balance: $[  ]
July 1, 2004
                                                             Servicer:  Countrywide Home Loans Servicing LP
First Distribution Date:  August 25, 2004
                                                             Trustee:  JPMorgan Chase Bank
No.
                                                             Closing Date:  July 30, 2004
CUSIP:  04542B HL 9

ISIN:  US04542BHL99


         DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

         THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ASSET BACKED FUNDING CORPORATION, THE SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

         This certifies that _______________ is the registered owner of a Percentage Interest (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the Original Class Certificate Principal Balance of the Class A-2 Certificates) in that certain beneficial ownership interest evidenced by all the Class A-2 Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Asset Backed Funding Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Servicer and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                                     A-2-2

         Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the Business Day immediately preceding such Distribution Date (the "Record Date"), from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class A-2 Certificates on such Distribution Date pursuant to the Agreement; provided, however, that if any Class A-2 Certificate becomes a Definitive Certificate, the Record Date for such Certificate will be the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs.

         All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class A-2 Certificates, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

         The Certificate Interest Rate for the Class A-2 Certificates for each Distribution Date will be the least of (i) One-Month LIBOR as of the related LIBOR Determination Date plus the Class A-2 Certificate Margin, (ii) the Group 2 Maximum Rate Cap and (iii) the Group 2 Cap. Interest will accrue on the Class A-2 Certificates during each Interest Accrual Period at the Certificate Interest Rate.

         This Certificate is one of a duly authorized issue of Certificates designated as ABFC Asset-Backed Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class A-2 Certificates.

         The Class A-2 Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Accounts and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

                                     A-2-3

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

         The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Pool Balance of the Mortgage Loans at the time of purchase being 10% or less of the Cut-off Date Aggregate Principal Balance.

                                     A-2-4

         The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.



                                     A-2-5

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:


                                   JPMORGAN CHASE BANK, as Trustee


                                   By:
                                       ------------------------------
                                       Authorized Officer



                          CERTIFICATE OF AUTHENTICATION

         This is one of the Certificates referred to in the within-mentioned Agreement.


                                   JPMORGAN CHASE BANK, as Certificate Registrar


                                   By:
                                      ---------------------------------
                                       Authorized Signatory

Date of authentication:



                                     A-2-6

                                  ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common           UNIF GIFT MIN ACT - Custodian
                                                             ---------
                                                             (Cust) (Minor)
TEN ENT - as tenants by the entireties                       under Uniform Gifts
                                                             to Minors Act
JT TEN  - as joint tenants with right
          of survivorship and not as                         ----------------
          tenants in common                                      (State)

         Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:

________________________________________________________________________________

Dated:



                                      ----------------------------------------
                                      Signature by or on behalf of assignor



                                      ----------------------------------------
                                      Signature Guaranteed



                                     A-2-7

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________
for the account of _______________________________, account number ___________ , or, if mailed by check, to ___________________________________________________ .
Applicable statements should be mailed to ______________________________________
This information is provided by ______________________________________________ , the assignee named above, or ________________________________________, as its agent.


                                     A-2-8

                                   EXHIBIT B-1

                         [FORM OF CLASS M-1 CERTIFICATE]

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

         FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS BENEFICIAL OWNERSHIP OF A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

         THE CLASS M-1 CERTIFICATES ARE ONLY OFFERED FOR SALE, AND ARE ONLY TRANSFERABLE TO PLAN INVESTORS IF AN EXEMPTION FROM THE PROHIBITED TRANSACTION RULES OF ERISA AND THE CODE APPLIES. EACH PURCHASER OF A CLASS M-1 CERTIFICATE, OTHER THAN THE INITIAL PURCHASER OF THE CLASS M-1 CERTIFICATE, BY VIRTUE OF ITS PURCHASE OF SUCH CERTIFICATE, WILL BE DEEMED TO HAVE REPRESENTED EITHER THAT IT IS NOT A PLAN INVESTOR OR THAT AN EXEMPTION FROM THE PROHIBITED TRANSACTION RULES OF ERISA AND THE CODE APPLIES TO THE ACQUISITION, HOLDING, AND RESALE OF SUCH CERTIFICATE AND TRANSACTIONS IN CONNECTION WITH THE SERVICING, MANAGEMENT AND OPERATION OF THE TRUST.




                                     B-1-1

                         ABFC ASSET-BACKED CERTIFICATES
                           SERIES 2004-FF1, CLASS M-1

evidencing a beneficial ownership interest in a Trust Fund consisting primarily of a pool of conventional fixed-rate and adjustable-rate one- to four-family first lien mortgage loans formed and sold by

                        ASSET BACKED FUNDING CORPORATION

Series 2004-FF1, Class M-1                                   Original Class Certificate Principal Balance of the
                                                             Class M-1 Certificates as of the Closing Date:
Certificate Interest Rate:  Floating                         $45,199,000

Date of Pooling and Servicing Agreement and Cut-off Date:    Initial Certificate Principal Balance: $[  ]
July 1, 2004
                                                             Servicer:  Countrywide Home Loans Servicing LP
First Distribution Date:  August 25, 2004
                                                             Trustee:  JPMorgan Chase Bank
No.
                                                             Closing Date: July 30, 2004
CUSIP:  04542B HM 7

ISIN:  US04542BHM72


         DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

         THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ASSET BACKED FUNDING CORPORATION, THE SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

         This certifies that _________________ is the registered owner of a Percentage Interest (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the Original Class Certificate Principal Balance of the Class M-1 Certificates) in that certain beneficial ownership interest evidenced by all the Class M-1 Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Asset Backed Funding Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Servicer and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                                     B-1-2

         Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the Business Day immediately preceding such Distribution Date (the "Record Date"), from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class M-1 Certificates on such Distribution Date pursuant to the Agreement; provided, however, that if any Class M-1 Certificate becomes a Definitive Certificate, the Record Date for such Certificate will be the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs.

         All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class M-1 Certificates, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

         The Certificate Interest Rate for the Class M-1 Certificates for each Distribution Date will be the least of (i) One-Month LIBOR as of the related LIBOR Determination Date plus the Class M-1 Certificate Margin, (ii) the Pool Maximum Rate Cap and (iii) the Pool Cap. Interest will accrue on the Class M-1 Certificates during each Interest Accrual Period at the Certificate Interest Rate.

         This Certificate is one of a duly authorized issue of Certificates designated as ABFC Asset-Backed Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class M-1 Certificates.

         The Class M-1 Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Accounts and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

         This certificate is subordinated in right of payment to the Class A Certificates as described in the Agreement referred to herein.

                                     B-1-3

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

         The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Pool Balance of the Mortgage Loans at the time of purchase being 10% or less of the Cut-off Date Aggregate Principal Balance.

                                     B-1-4

         The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.



                                     B-1-5

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:


                              JPMORGAN CHASE BANK, as Trustee


                              By:
                                 -----------------------------
                                  Authorized Officer



                          CERTIFICATE OF AUTHENTICATION

         This is one of the Certificates referred to in the within-mentioned Agreement.


                            JPMORGAN CHASE BANK, as Certificate Registrar


                            By:
                               -------------------------------------------
                                Authorized Signatory

Date of authentication:


                                     B-1-6

                                  ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common           UNIF GIFT MIN ACT - Custodian
                                                             ---------
                                                             (Cust) (Minor)
TEN ENT - as tenants by the entireties                       under Uniform Gifts
                                                             to Minors Act
JT TEN  - as joint tenants with right                        ________________
          of survivorship and not as                                 (State)
          tenants in common

         Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:


________________________________________________________________________________

Dated:



                                       -----------------------------------------
                                       Signature by or on behalf of assignor



                                       -----------------------------------------
                                       Signature Guaranteed


                                     B-1-7

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________
for the account of __________________________, account number ________________ , or, if mailed by check, to ___________________________________________________ .
Applicable statements should be mailed to ______________________________________
This information is provided by ______________________________________________ , the assignee named above, or ____________________________________, as its agent.


                                     B-1-8

                                   EXHIBIT B-2

                         [FORM OF CLASS M-2 CERTIFICATE]

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A AND CLASS M-1 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

         FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS BENEFICIAL OWNERSHIP OF A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

         THE CLASS M-2 CERTIFICATES ARE ONLY OFFERED FOR SALE, AND ARE ONLY TRANSFERABLE TO PLAN INVESTORS IF AN EXEMPTION FROM THE PROHIBITED TRANSACTION RULES OF ERISA AND THE CODE APPLIES. EACH PURCHASER OF A CLASS M-2 CERTIFICATE, OTHER THAN THE INITIAL PURCHASER OF THE CLASS M-2 CERTIFICATE, BY VIRTUE OF ITS PURCHASE OF SUCH CERTIFICATE, WILL BE DEEMED TO HAVE REPRESENTED EITHER THAT IT IS NOT A PLAN INVESTOR OR THAT AN EXEMPTION FROM THE PROHIBITED TRANSACTION RULES OF ERISA AND THE CODE APPLIES TO THE ACQUISITION, HOLDING, AND RESALE OF SUCH CERTIFICATE AND TRANSACTIONS IN CONNECTION WITH THE SERVICING, MANAGEMENT AND OPERATION OF THE TRUST.




                                     B-2-1

                         ABFC ASSET-BACKED CERTIFICATES
                           SERIES 2004-FF1, CLASS M-2

evidencing a beneficial ownership interest in a Trust Fund consisting primarily of a pool of conventional fixed-rate and adjustable-rate one- to four-family first lien mortgage loans formed and sold by

                        ASSET BACKED FUNDING CORPORATION

Series 2004-FF1, Class M-2                                   Original Class Certificate Principal Balance of the
                                                             Class M-2 Certificates as of the Closing Date:
Certificate Interest Rate:  Floating                         $21,696,000

Date of Pooling and Servicing Agreement and Cut-off Date:    Initial Certificate Principal Balance: $[  ]
July 1, 2004
                                                             Servicer:  Countrywide Home Loans Servicing LP
First Distribution Date:  August 25, 2004
                                                             Trustee:  JPMorgan Chase Bank
No.
                                                             Closing Date: July 30, 2004
CUSIP:  04542B HN 5

ISIN:  US04542BHN55


         DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

         THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ASSET BACKED FUNDING CORPORATION, THE SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

         This certifies that _________________ is the registered owner of a Percentage Interest (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the Original Class Certificate Principal Balance of the Class M-2 Certificates) in that certain beneficial ownership interest evidenced by all the Class M-2 Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Asset Backed Funding Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Servicer and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                                     B-2-2

         Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the Business Day immediately preceding such Distribution Date (the "Record Date"), from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class M-2 Certificates on such Distribution Date pursuant to the Agreement; provided, however, that if any Class M-2 Certificate becomes a Definitive Certificate, the Record Date for such Certificate will be the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs.

         All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class M-2 Certificates, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

         The Certificate Interest Rate for the Class M-2 Certificates for each Distribution Date will be the least of (i) One-Month LIBOR as of the related LIBOR Determination Date plus the Class M-2 Certificate Margin, (ii) the Pool Maximum Rate Cap and (iii) the Pool Cap. Interest will accrue on the Class M-2 Certificates during each Interest Accrual Period at the Certificate Interest Rate.

         This Certificate is one of a duly authorized issue of Certificates designated as ABFC Asset-Backed Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class M-2 Certificates.

         The Class M-2 Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Accounts and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

         This certificate is subordinated in right of payment to the Class A Certificates and Class M-1 Certificates as described in the Agreement referred to herein.

                                     B-2-3

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

         The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Pool Balance of the Mortgage Loans at the time of purchase being 10% or less of the Cut-off Date Aggregate Principal Balance.

                                     B-2-4

         The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.




                                     B-2-5

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:


                              JPMORGAN CHASE BANK, as Trustee


                              By:
                                 ----------------------------
                                  Authorized Officer



                          CERTIFICATE OF AUTHENTICATION

         This is one of the Certificates referred to in the within-mentioned Agreement.


                               JPMORGAN CHASE BANK, as Certificate Registrar


                               By:
                                  -----------------------------
                                   Authorized Signatory

Date of authentication:




                                     B-2-6

                                  ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common           UNIF GIFT MIN ACT - Custodian
                                                             ---------
                                                             (Cust) (Minor)
TEN ENT - as tenants by the entireties                       under Uniform Gifts
                                                             to Minors Act
JT TEN  - as joint tenants with right
          of survivorship and not as                         ----------------
          tenants in common                                       (State)

         Additional abbreviations may also be used though not in the above list.

         ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:

________________________________________________________________________________

Dated:



                                   --------------------------------------
                                   Signature by or on behalf of assignor



                                   --------------------------------------
                                   Signature Guaranteed



                                     B-2-7

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________
for the account of ____________________________, account number ______________ , or, if mailed by check, to ___________________________________________________ .
Applicable statements should be mailed to ______________________________________
This information is provided by ______________________________________________ , the assignee named above, or ____________________________________, as its agent.



                                     B-2-8

                                   EXHIBIT B-3

                         [FORM OF CLASS M-3 CERTIFICATE]

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS M-1 AND CLASS M-2 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

         FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS BENEFICIAL OWNERSHIP OF A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

         THE CLASS M-3 CERTIFICATES ARE ONLY OFFERED FOR SALE, AND ARE ONLY TRANSFERABLE TO PLAN INVESTORS IF AN EXEMPTION FROM THE PROHIBITED TRANSACTION RULES OF ERISA AND THE CODE APPLIES. EACH PURCHASER OF A CLASS M-3 CERTIFICATE, OTHER THAN THE INITIAL PURCHASER OF THE CLASS M-3 CERTIFICATE, BY VIRTUE OF ITS PURCHASE OF SUCH CERTIFICATE, WILL BE DEEMED TO HAVE REPRESENTED EITHER THAT IT IS NOT A PLAN INVESTOR OR THAT AN EXEMPTION FROM THE PROHIBITED TRANSACTION RULES OF ERISA AND THE CODE APPLIES TO THE ACQUISITION, HOLDING, AND RESALE OF SUCH CERTIFICATE AND TRANSACTIONS IN CONNECTION WITH THE SERVICING, MANAGEMENT AND OPERATION OF THE TRUST.




                                     B-3-1

                         ABFC ASSET-BACKED CERTIFICATES
                           SERIES 2004-FF1, CLASS M-3

evidencing a beneficial ownership interest in a Trust Fund consisting primarily of a pool of conventional fixed-rate and adjustable-rate one- to four-family first lien mortgage loans formed and sold by

                        ASSET BACKED FUNDING CORPORATION

Series 2004-FF1, Class M-3                                   Original Class Certificate Principal Balance of the
                                                             Class M-3 Certificates as of the Closing Date:
Certificate Interest Rate:  Floating                         $7,231,000

Date of Pooling and Servicing Agreement and Cut-off Date:    Initial Certificate Principal Balance: $[  ]
July 1, 2004
                                                             Servicer:  Countrywide Home Loans Servicing LP
First Distribution Date:  August 25, 2004
                                                             Trustee:  JPMorgan Chase Bank
No.
                                                             Closing Date: July 30, 2004
CUSIP:  04542B HP 0

ISIN:  US04542BHP04


         DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

         THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ASSET BACKED FUNDING CORPORATION, THE SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

         This certifies that _________________ is the registered owner of a Percentage Interest (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the Original Class Certificate Principal Balance of the Class M-3 Certificates) in that certain beneficial ownership interest evidenced by all the Class M-3 Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Asset Backed Funding Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Servicer and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                                     B-3-2

         Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the Business Day immediately preceding such Distribution Date (the "Record Date"), from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class M-3 Certificates on such Distribution Date pursuant to the Agreement; provided, however, that if any Class M-3 Certificate becomes a Definitive Certificate, the Record Date for such Certificate will be the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs.

         All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class M-3 Certificates, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

         The Certificate Interest Rate for the Class M-3 Certificates for each Distribution Date will be the least of (i) One-Month LIBOR as of the related LIBOR Determination Date plus the Class M-3 Certificate Margin, (ii) the Pool Maximum Rate Cap and (iii) the Pool Cap. Interest will accrue on the Class M-3 Certificates during each Interest Accrual Period at the Certificate Interest Rate.

         This Certificate is one of a duly authorized issue of Certificates designated as ABFC Asset-Backed Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class M-3 Certificates.

         The Class M-3 Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Accounts and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

         This certificate is subordinated in right of payment to the Class A Certificates, Class M-1 Certificate and Class M-2 Certificates as described in the Agreement referred to herein.

                                     B-3-3

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

         The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Pool Balance of the Mortgage Loans at the time of purchase being 10% or less of the Cut-off Date Aggregate Principal Balance.

                                     B-3-4

         The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.




                                     B-3-5

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:


                                 JPMORGAN CHASE BANK, as Trustee


                                 By:
                                    -----------------------------
                                     Authorized Officer



                          CERTIFICATE OF AUTHENTICATION

         This is one of the Certificates referred to in the within-mentioned Agreement.


                                  JPMORGAN CHASE BANK, as Certificate Registrar


                                  By:
                                     ------------------------------------------
                                      Authorized Signatory

Date of authentication:



                                     B-3-6

                                  ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common          UNIF GIFT MIN ACT -  Custodian
                                                             ---------
                                                             (Cust) (Minor)
TEN ENT - as tenants by the entireties                       under Uniform Gifts
                                                             to Minors Act
JT TEN  - as joint tenants with right
          of survivorship and not as                         ----------------
          tenants in common                                      (State)

         Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:


________________________________________________________________________________

Dated:


                                      ----------------------------------------
                                      Signature by or on behalf of assignor



                                      ----------------------------------------
                                      Signature Guaranteed



                                     B-3-7

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________
for the account of ________________________, account number____________________, or, if mailed by check, to ____________________________________________________.
Applicable statements should be mailed to ______________________________________
This information is provided by ______________________________________________ , the assignee named above, or ____________________________________, as its agent.


                                     B-3-8

                                   EXHIBIT B-4

                         [FORM OF CLASS M-4 CERTIFICATE]

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS M-1, CLASS M-2 AND CLASS M-3 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

         FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS BENEFICIAL OWNERSHIP OF A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

         THE CLASS M-4 CERTIFICATES ARE ONLY OFFERED FOR SALE, AND ARE ONLY TRANSFERABLE TO PLAN INVESTORS IF AN EXEMPTION FROM THE PROHIBITED TRANSACTION RULES OF ERISA AND THE CODE APPLIES. EACH PURCHASER OF A CLASS M-4 CERTIFICATE, OTHER THAN THE INITIAL PURCHASER OF THE CLASS M-4 CERTIFICATE, BY VIRTUE OF ITS PURCHASE OF SUCH CERTIFICATE, WILL BE DEEMED TO HAVE REPRESENTED EITHER THAT IT IS NOT A PLAN INVESTOR OR THAT AN EXEMPTION FROM THE PROHIBITED TRANSACTION RULES OF ERISA AND THE CODE APPLIES TO THE ACQUISITION, HOLDING, AND RESALE OF SUCH CERTIFICATE AND TRANSACTIONS IN CONNECTION WITH THE SERVICING, MANAGEMENT AND OPERATION OF THE TRUST.




                                     B-4-1

                         ABFC ASSET-BACKED CERTIFICATES
                           SERIES 2004-FF1, CLASS M-4

evidencing a beneficial ownership interest in a Trust Fund consisting primarily of a pool of conventional fixed-rate and adjustable-rate one- to four-family first lien mortgage loans formed and sold by

                        ASSET BACKED FUNDING CORPORATION

Series 2004-FF1, Class M-4                                   Original Class Certificate Principal Balance of the
                                                             Class M-4 Certificates as of the Closing Date:
Certificate Interest Rate:  Floating                         $5,424,000

Date of Pooling and Servicing Agreement and Cut-off Date:    Initial Certificate Principal Balance: $[  ]
July 1, 2004
                                                             Servicer:  Countrywide Home Loans Servicing LP
First Distribution Date:  August 25, 2004
                                                             Trustee:  JPMorgan Chase Bank
No.
                                                             Closing Date: July 30, 2004
CUSIP:  04542B HQ 8

ISIN:  US04542BHQ86


         DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

         THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ASSET BACKED FUNDING CORPORATION, THE SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

         This certifies that _________________ is the registered owner of a Percentage Interest (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the Original Class Certificate Principal Balance of the Class M-4 Certificates) in that certain beneficial ownership interest evidenced by all the Class M-4 Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Asset Backed Funding Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Servicer and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                                     B-4-2

         Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the Business Day immediately preceding such Distribution Date (the "Record Date"), from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class M-4 Certificates on such Distribution Date pursuant to the Agreement; provided, however, that if any Class M-4 Certificate becomes a Definitive Certificate, the Record Date for such Certificate will be the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs.

         All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class M-4 Certificates, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

         The Certificate Interest Rate for the Class M-4 Certificates for each Distribution Date will be the least of (i) One-Month LIBOR as of the related LIBOR Determination Date plus the Class M-4 Certificate Margin, (ii) the Pool Maximum Rate Cap and (iii) the Pool Cap. Interest will accrue on the Class M-4 Certificates during each Interest Accrual Period at the Certificate Interest Rate.

         This Certificate is one of a duly authorized issue of Certificates designated as ABFC Asset-Backed Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class M-4 Certificates.

         The Class M-4 Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Accounts and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

         This certificate is subordinated in right of payment to the Class A Certificates, Class M-1 Certificate, Class M-2 Certificates and Class M-3 Certificates as described in the Agreement referred to herein.

                                     B-4-3

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

         The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Pool Balance of the Mortgage Loans at the time of purchase being 10% or less of the Cut-off Date Aggregate Principal Balance.

                                     B-4-4

         The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.



                                     B-4-5

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:


                                 JPMORGAN CHASE BANK, as Trustee


                                 By:
                                    -----------------------------
                                     Authorized Officer



                          CERTIFICATE OF AUTHENTICATION

         This is one of the Certificates referred to in the within-mentioned Agreement.


                                  JPMORGAN CHASE BANK, as Certificate Registrar


                                  By:
                                     ------------------------------------------
                                      Authorized Signatory

Date of authentication:




                                     B-4-6

                                  ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common          UNIF GIFT MIN ACT - Custodian
                                                            ---------
                                                            (Cust) (Minor)
TEN ENT - as tenants by the entireties                      under Uniform Gifts
                                                            to Minors Act
JT TEN  - as joint tenants with right
          of survivorship and not as                        ----------------
          tenants in common                                     (State)

         Additional abbreviations may also be used though not in the above list.

         ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:


________________________________________________________________________________

Dated:


                                   --------------------------------------
                                   Signature by or on behalf of assignor



                                   --------------------------------------
                                   Signature Guaranteed


                                     B-4-7

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________
________________________________________________________________________________
for the account of __________________________, account number _________________, or, if mailed by check, to ____________________________________________________.
Applicable statements should be mailed to ______________________________________
This information is provided by _______________________________________________, the assignee named above, or _________________________________, as its agent.


                                     B-4-8

                                   EXHIBIT B-5

                         [FORM OF CLASS M-5 CERTIFICATE]

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS M-1, CLASS M-2, CLASS M-3 AND CLASS M-4 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

         FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS BENEFICIAL OWNERSHIP OF A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

         THE CLASS M-5 CERTIFICATES ARE ONLY OFFERED FOR SALE, AND ARE ONLY TRANSFERABLE TO PLAN INVESTORS IF AN EXEMPTION FROM THE PROHIBITED TRANSACTION RULES OF ERISA AND THE CODE APPLIES. EACH PURCHASER OF A CLASS M-5 CERTIFICATE, OTHER THAN THE INITIAL PURCHASER OF THE CLASS M-5 CERTIFICATE, BY VIRTUE OF ITS PURCHASE OF SUCH CERTIFICATE, WILL BE DEEMED TO HAVE REPRESENTED EITHER THAT IT IS NOT A PLAN INVESTOR OR THAT AN EXEMPTION FROM THE PROHIBITED TRANSACTION RULES OF ERISA AND THE CODE APPLIES TO THE ACQUISITION, HOLDING, AND RESALE OF SUCH CERTIFICATE AND TRANSACTIONS IN CONNECTION WITH THE SERVICING, MANAGEMENT AND OPERATION OF THE TRUST.





                                     B-5-1

                         ABFC ASSET-BACKED CERTIFICATES
                           SERIES 2004-FF14, CLASS M-5

evidencing a beneficial ownership interest in a Trust Fund consisting primarily of a pool of conventional fixed-rate and adjustable-rate one- to four-family first lien mortgage loans formed and sold by

                        ASSET BACKED FUNDING CORPORATION

Series 2004-FF1, Class M-5                                   Original Class Certificate Principal Balance of the
                                                             Class M-5 Certificates as of the Closing Date:
Certificate Interest Rate:  Floating                         $5,424,000

Date of Pooling and Servicing Agreement and Cut-off Date:    Initial Certificate Principal Balance: $[  ]
July 1, 2004
                                                             Servicer:  Countrywide Home Loans Servicing LP
First Distribution Date:  August 25, 2004
                                                             Trustee:  JPMorgan Chase Bank
No.
                                                             Closing Date: July 30, 2004
CUSIP:  04542B HR 6

ISIN:  US04542BHR69


         DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

         THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ASSET BACKED FUNDING CORPORATION, THE SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

         This certifies that _________________ is the registered owner of a Percentage Interest (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the Original Class Certificate Principal Balance of the Class M-5 Certificates) in that certain beneficial ownership interest evidenced by all the Class M-5 Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Asset Backed Funding Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Servicer and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                                     B-5-2

         Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the Business Day immediately preceding such Distribution Date (the "Record Date"), from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class M-5 Certificates on such Distribution Date pursuant to the Agreement; provided, however, that if any Class M-5 Certificate becomes a Definitive Certificate, the Record Date for such Certificate will be the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs.

         All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class M-5 Certificates, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

         The Certificate Interest Rate for the Class M-5 Certificates for each Distribution Date will be the least of (i) One-Month LIBOR as of the related LIBOR Determination Date plus the Class M-5 Certificate Margin, (ii) the Pool Maximum Rate Cap and (iii) the Pool Cap. Interest will accrue on the Class M-5 Certificates during each Interest Accrual Period at the Certificate Interest Rate.

         This Certificate is one of a duly authorized issue of Certificates designated as ABFC Asset-Backed Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class M-5 Certificates.

         The Class M-5 Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Accounts and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

         This certificate is subordinated in right of payment to the Class A Certificates, Class M-1 Certificate, Class M-2 Certificates, Class M-3 Certificates and Class M-4 Certificates as described in the Agreement referred to herein.

                                     B-5-3

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

         The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Pool Balance of the Mortgage Loans at the time of purchase being 10% or less of the Cut-off Date Aggregate Principal Balance.

                                     B-5-4

         The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.



                                     B-5-5

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:


                                  JPMORGAN CHASE BANK, as Trustee


                                  By:
                                     -----------------------------
                                      Authorized Officer



                         CERTIFICATE OF AUTHENTICATION

         This is one of the Certificates referred to in the within-mentioned Agreement.


                                  JPMORGAN CHASE BANK, as Certificate Registrar


                                  By:
                                     -------------------------------------------
                                      Authorized Signatory

Date of authentication:



                                     B-5-6

                                  ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common           UNIF GIFT MIN ACT - Custodian
                                                             ---------
                                                             (Cust) (Minor)
TEN ENT - as tenants by the entireties                       under Uniform Gifts
                                                             to Minors Act
JT TEN  - as joint tenants with right
          of survivorship and not as                         ----------------
          tenants in common                                      (State)

         Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:

________________________________________________________________________________

Dated:



                                   --------------------------------------
                                   Signature by or on behalf of assignor



                                   --------------------------------------
                                   Signature Guaranteed


                                     B-5-7

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________
________________________________________________________________________________
for the account of _________________________, account number __________________, or, if mailed by check, to ____________________________________________________.
Applicable statements should be mailed to ______________________________________
This information is provided by _______________________________________________, the assignee named above, or ____________________________________, as its agent.


                                     B-5-8

                                   EXHIBIT B-6

                         [FORM OF CLASS M-6 CERTIFICATE]

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS M-1, CLASS M-2, CLASS M-3, CLASS M-4 AND CLASS M-5 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

         FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS BENEFICIAL OWNERSHIP OF A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

         THE CLASS M-6 CERTIFICATES ARE ONLY OFFERED FOR SALE, AND ARE ONLY TRANSFERABLE TO PLAN INVESTORS IF AN EXEMPTION FROM THE PROHIBITED TRANSACTION RULES OF ERISA AND THE CODE APPLIES. EACH PURCHASER OF A CLASS M-6 CERTIFICATE, OTHER THAN THE INITIAL PURCHASER OF THE CLASS M-6 CERTIFICATE, BY VIRTUE OF ITS PURCHASE OF SUCH CERTIFICATE, WILL BE DEEMED TO HAVE REPRESENTED EITHER THAT IT IS NOT A PLAN INVESTOR OR THAT AN EXEMPTION FROM THE PROHIBITED TRANSACTION RULES OF ERISA AND THE CODE APPLIES TO THE ACQUISITION, HOLDING, AND RESALE OF SUCH CERTIFICATE AND TRANSACTIONS IN CONNECTION WITH THE SERVICING, MANAGEMENT AND OPERATION OF THE TRUST.





                                     B-6-1

                         ABFC ASSET-BACKED CERTIFICATES
                           SERIES 2004-FF1, CLASS M-6

evidencing a beneficial ownership interest in a Trust Fund consisting primarily of a pool of conventional fixed-rate and adjustable-rate one- to four-family first lien mortgage loans formed and sold by

                        ASSET BACKED FUNDING CORPORATION

Series 2004-FF1, Class M-6                                   Original Class Certificate Principal Balance of the
                                                             Class M-6 Certificates as of the Closing Date:
Certificate Interest Rate:  Floating                         $3,616,000

Date of Pooling and Servicing Agreement and Cut-off Date:    Initial Certificate Principal Balance: $[  ]
July 1, 2004
                                                             Servicer:  Countrywide Home Loans Servicing LP
First Distribution Date:  August 25, 2004
                                                             Trustee:  JPMorgan Chase Bank
No.
                                                             Closing Date: July 30, 2004
CUSIP:  04542B HS 4

ISIN:  US04542BHS43


         DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

         THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ASSET BACKED FUNDING CORPORATION, THE SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

         This certifies that _________________ is the registered owner of a Percentage Interest (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the Original Class Certificate Principal Balance of the Class M-6 Certificates) in that certain beneficial ownership interest evidenced by all the Class M-6 Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Asset Backed Funding Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Servicer and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                                     B-6-2

         Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the Business Day immediately preceding such Distribution Date (the "Record Date"), from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class M-6 Certificates on such Distribution Date pursuant to the Agreement; provided, however, that if any Class M-6 Certificate becomes a Definitive Certificate, the Record Date for such Certificate will be the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs.

         All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class M-6 Certificates, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

         The Certificate Interest Rate for the Class M-6 Certificates for each Distribution Date will be the least of (i) One-Month LIBOR as of the related LIBOR Determination Date plus the Class M-6 Certificate Margin, (ii) the Pool Maximum Rate Cap and (iii) the Pool Cap. Interest will accrue on the Class M-6 Certificates during each Interest Accrual Period at the Certificate Interest Rate.

         This Certificate is one of a duly authorized issue of Certificates designated as ABFC Asset-Backed Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class M-6 Certificates.

         The Class M-6 Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Accounts and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

         This certificate is subordinated in right of payment to the Class A Certificates, Class M-1 Certificate, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates and Class M-5 Certificates as described in the Agreement referred to herein.

                                     B-6-3

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

         The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Pool Balance of the Mortgage Loans at the time of purchase being 10% or less of the Cut-off Date Aggregate Principal Balance.

                                     B-6-4

         The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.



                                     B-6-5

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:


                             JPMORGAN CHASE BANK, as Trustee


                             By:
                                ------------------------------
                                 Authorized Officer



                         CERTIFICATE OF AUTHENTICATION

         This is one of the Certificates referred to in the within-mentioned Agreement.


                             JPMORGAN CHASE BANK, as Certificate Registrar


                             By:
                                ------------------------------------------
                                 Authorized Signatory

Date of authentication:



                                     B-6-6

                                  ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common           UNIF GIFT MIN ACT - Custodian
                                                             ---------
                                                             (Cust) (Minor)
TEN ENT - as tenants by the entireties                       under Uniform Gifts
                                                             to Minors Act
JT TEN  - as joint tenants with right
          of survivorship and not as                         ----------------
          tenants in common                                      (State)

         Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:

________________________________________________________________________________

Dated:

                                   --------------------------------------
                                   Signature by or on behalf of assignor



                                   --------------------------------------
                                   Signature Guaranteed


                                     B-6-7

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________
________________________________________________________________________________
for the account of _________________________, account number __________________, or, if mailed by check, to ____________________________________________________.
Applicable statements should be mailed to ______________________________________
This information is provided by _______________________________________________, the assignee named above, or ____________________________________, as its agent.



                                     B-6-8

                                   EXHIBIT B-7

                         [FORM OF CLASS M-7 CERTIFICATE]

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS M-1, CLASS M-2, CLASS M-3, CLASS M-4, CLASS M-5 AND CLASS M-6 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

         FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS BENEFICIAL OWNERSHIP OF A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

         THE CLASS M-7 CERTIFICATES ARE ONLY OFFERED FOR SALE, AND ARE ONLY TRANSFERABLE TO PLAN INVESTORS IF AN EXEMPTION FROM THE PROHIBITED TRANSACTION RULES OF ERISA AND THE CODE APPLIES. EACH PURCHASER OF A CLASS M-7 CERTIFICATE, OTHER THAN THE INITIAL PURCHASER OF THE CLASS M-7 CERTIFICATE, BY VIRTUE OF ITS PURCHASE OF SUCH CERTIFICATE, WILL BE DEEMED TO HAVE REPRESENTED EITHER THAT IT IS NOT A PLAN INVESTOR OR THAT AN EXEMPTION FROM THE PROHIBITED TRANSACTION RULES OF ERISA AND THE CODE APPLIES TO THE ACQUISITION, HOLDING, AND RESALE OF SUCH CERTIFICATE AND TRANSACTIONS IN CONNECTION WITH THE SERVICING, MANAGEMENT AND OPERATION OF THE TRUST.




                                     B-7-1

                         ABFC ASSET-BACKED CERTIFICATES
                           SERIES 2004-FF1, CLASS M-7

evidencing a beneficial ownership interest in a Trust Fund consisting primarily of a pool of conventional fixed-rate and adjustable-rate one- to four-family first lien mortgage loans formed and sold by

                        ASSET BACKED FUNDING CORPORATION

Series 2004-FF1, Class M-7                                   Original Class Certificate Principal Balance of the
                                                             Class M-7 Certificates as of the Closing Date:
Certificate Interest Rate:  Floating                         $5,062,000

Date of Pooling and Servicing Agreement and Cut-off Date:    Initial Certificate Principal Balance: $[  ]
July 1, 2004
                                                             Servicer:  Countrywide Home Loans Servicing LP
First Distribution Date:  August 25, 2004
                                                             Trustee:  JPMorgan Chase Bank
No.
                                                             Closing Date: July 30, 2004
CUSIP:  04542B HT 2

ISIN:  US04542BHT26


         DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

         THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ASSET BACKED FUNDING CORPORATION, THE SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

         This certifies that _________________ is the registered owner of a Percentage Interest (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the Original Class Certificate Principal Balance of the Class M-7 Certificates) in that certain beneficial ownership interest evidenced by all the Class M-7 Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Asset Backed Funding Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Servicer and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                                     B-7-2

         Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the Business Day immediately preceding such Distribution Date (the "Record Date"), from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class M-7 Certificates on such Distribution Date pursuant to the Agreement; provided, however, that if any Class M-7 Certificate becomes a Definitive Certificate, the Record Date for such Certificate will be the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs.

         All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class M-7 Certificates, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

         The Certificate Interest Rate for the Class M-7 Certificates for each Distribution Date will be the least of (i) One-Month LIBOR as of the related LIBOR Determination Date plus the Class M-7 Certificate Margin, (ii) the Pool Maximum Rate Cap and (iii) the Pool Cap. Interest will accrue on the Class M-7 Certificates during each Interest Accrual Period at the Certificate Interest Rate.

         This Certificate is one of a duly authorized issue of Certificates designated as ABFC Asset-Backed Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class M-7 Certificates.

         The Class M-7 Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Accounts and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

         This certificate is subordinated in right of payment to the Class A Certificates, Class M-1 Certificate, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates and Class M-6 Certificates as described in the Agreement referred to herein.

                                     B-7-3

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

         The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Pool Balance of the Mortgage Loans at the time of purchase being 10% or less of the Cut-off Date Aggregate Principal Balance.

                                     B-7-4

         The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.




                                     B-7-5

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:


                             JPMORGAN CHASE BANK, as Trustee


                             By:
                                -----------------------------
                                 Authorized Officer



                         CERTIFICATE OF AUTHENTICATION

         This is one of the Certificates referred to in the within-mentioned Agreement.


                             JPMORGAN CHASE BANK, as Certificate Registrar


                             By:
                                ------------------------------------------
                                 Authorized Signatory

Date of authentication:


                                     B-7-6

                                  ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common          UNIF GIFT MIN ACT - Custodian
                                                            ---------
                                                             (Cust) (Minor)
TEN ENT - as tenants by the entireties                       under Uniform Gifts
                                                             to Minors Act
JT TEN  - as joint tenants with right
          of survivorship and not as                         ----------------
          tenants in common                                      (State)

         Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:

________________________________________________________________________________

Dated:

                                   --------------------------------------
                                   Signature by or on behalf of assignor



                                   --------------------------------------
                                   Signature Guaranteed



                                     B-7-7

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________
________________________________________________________________________________
for the account of _________________________, account number __________________, or, if mailed by check, to ____________________________________________________.
Applicable statements should be mailed to ______________________________________
This information is provided by _______________________________________________, the assignee named above, or ____________________________________, as its agent.


                                     B-7-8

                                   EXHIBIT C-1

                         [FORM OF CLASS CE CERTIFICATES]

         FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A DIRECT OR INDIRECT BENEFICIAL INTEREST IN A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

         THIS CLASS CE CERTIFICATE IS SUBORDINATE TO THE OFFERED CERTIFICATES OF THIS SERIES TO THE EXTENT DESCRIBED HEREIN AND IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

         THIS CLASS CE CERTIFICATE WILL NOT BE ENTITLED TO PAYMENTS UNTIL SUCH TIME AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

         THIS CLASS CE CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION THAT DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

         NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, SECTION 4975 OF THE CODE OR ANY MATERIALLY SIMILAR PROVISIONS OF APPLICABLE FEDERAL, STATE OR LOCAL LAW WILL BE REGISTERED EXCEPT AS PROVIDED IN THE POOLING AND SERVICING AGREEMENT.



                                     C-1-1

                         ABFC ASSET-BACKED CERTIFICATES
                            SERIES 2004-FF1, CLASS CE

evidencing a beneficial ownership interest in a Trust Fund consisting primarily of a pool of conventional fixed-rate and adjustable-rate one- to four-family first lien mortgage loans formed and sold by

                        ASSET BACKED FUNDING CORPORATION

Series 2004-FF1, Class CE                     Servicer: Countrywide Home Loans
                                              Servicing LP

Date of Pooling and Servicing Agreement and   Trustee: JPMorgan Chase Bank
Cut-off Date: July 1, 2004

First Distribution Date:  August 25, 2004     Closing Date: July 30, 2004

No.

Percentage Interest:  100%

         THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ASSET BACKED FUNDING CORPORATION, THE SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

         This certifies that __________________________________ is the registered owner of a Percentage Interest set forth above in that certain beneficial ownership interest evidenced by all the Class CE Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Asset Backed Funding Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Servicer and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs (the "Record Date"), from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class CE Certificates on such Distribution Date pursuant to the Agreement.



                                     C-1-2

         All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class CE Certificates, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

         This Certificate is one of a duly authorized issue of Certificates designated as ABFC Mortgage Loan Asset-Backed Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing the Percentage Interest specified on the face hereof.

         The Class CE Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Accounts and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.



                                     C-1-3

         The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No transfer of this Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the 1933 Act and effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. In the event that a transfer is to be made without registration or qualification, the Certificate Registrar shall require, in order to assure compliance with such laws, either (i) that the Certificateholder desiring to effect the transfer and such Certificateholder's prospective transferee each execute a representation letter in the form described by the Agreement certifying to the Certificate Registrar the facts surrounding the transfer, or
(ii) unless such transfer is made in reliance upon Rule 144A under the 1933 Act, that the Depositor and the Certificate Registrar receive an Opinion of Counsel satisfactory to them that such transfer may be made without such registration or qualification, which Opinion of Counsel shall not be an expense of the Depositor, the Trustee or the Certificate Registrar, in their respective capacities as such. None of the Depositor, the Certificate Registrar or the Trustee is obligated to register or qualify the Class of Certificates specified on the face hereof under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Certificate Registrar and any Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

         No transfer of a Certificate or any interest therein may be made to employee benefit plans and certain other retirement plans and arrangements, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested that are subject to the fiduciary responsibility provisions of ERISA, Section 4975 of the Code or any materially similar provisions of applicable federal, state or local law (collectively, "Plans") or any person who is directly or indirectly purchasing the Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan except as provided in the Pooling and Servicing Agreement.

         No service charge will be made for any such registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.



                                     C-1-4

         The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Pool Balance of the Mortgage Loans at the time of purchase being 10% or less of the Cut-off Date Aggregate Principal Balance.

         The recitals contained herein shall be taken as statements of the Depositor and the Trustee assume no responsibility for their correctness.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.



                                     C-1-5

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:


                                             JPMORGAN CHASE BANK, as Trustee


                                             By:
                                                ----------------------------
                                                 Authorized Officer



                          CERTIFICATE OF AUTHENTICATION

         This is one of the Certificates referred to in the within-mentioned Agreement.

Dated:


                                            JPMORGAN CHASE BANK, as Certificate
                                             Registrar


                                            By:
                                             -----------------------------
                                              Authorized Signatory



                                     C-1-6

                                  ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common           UNIF GIFT MIN ACT - Custodian
                                                             ---------
                                                             (Cust) (Minor)
TEN ENT - as tenants by the entireties                       under Uniform Gifts
                                                             to Minors Act
JT TEN  - as joint tenants with right
          of survivorship and not as                         ----------------
          tenants in common                                      (State)

         Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)___________________________________________ a
Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:
________________________________________________________________________________
Dated:



                               -------------------------------------------------
                               Signature by or on behalf of assignor



                               -------------------------------------------------
                               Signature Guaranteed


                                     C-1-7

                           DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ________________________________________________
_______________________________________________________________________________
for the account of _______________________________, account number ____________, or, if mailed by check, to ________________________________________. Applicable
statements should be mailed to_________________________________________________
This information is provided by _______________________________________________, the assignee named above, or _________________________________, as its agent.


                                     C-1-8

                                   EXHIBIT C-2

                          [FORM OF CLASS P CERTIFICATE]

         THIS CLASS P CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION THAT DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

         NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, SECTION 4975 OF THE CODE OR ANY MATERIALLY SIMILAR PROVISIONS OF APPLICABLE FEDERAL, STATE OR LOCAL LAW WILL BE REGISTERED EXCEPT AS PROVIDED IN THE POOLING AND SERVICING AGREEMENT.



                                     C-2-1

                         ABFC ASSET-BACKED CERTIFICATES
                            SERIES 2004-FF1, CLASS P

evidencing a beneficial ownership interest in a Trust Fund consisting primarily of a pool of conventional fixed-rate and adjustable-rate one- to four-family first lien mortgage loans formed and sold by

                        ASSET BACKED FUNDING CORPORATION

Series 2004-FF1, Class P                       Servicer: Countrywide Home Loans
                                               Servicing LP

Date of Pooling and Servicing Agreement        Trustee: JPMorgan Chase Bank
and Cut-off Date: July 1, 2004

First Distribution Date:  August 25, 2004      Closing Date: July 30, 2004

No.

Percentage Interest:  100%

         THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ASSET BACKED FUNDING CORPORATION, THE SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

         This certifies that __________________________________ is the registered owner of a Percentage Interest set forth above in that certain beneficial ownership interest evidenced by all the Class P Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Asset Backed Funding Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Servicer and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs (the "Record Date"), from Prepayment Charges, Originator Prepayment Charge Payment Amounts and Servicer Prepayment Charge Payment Amounts in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class P Certificates on such Distribution Date pursuant to the Agreement.



                                     C-2-2

         All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class P Certificates, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

         This Certificate is one of a duly authorized issue of Certificates designated as ABFC Asset-Backed Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing the Percentage Interest specified on the face hereof.

         The Class P Certificates are limited in right of payment to Prepayment Charges received on the Mortgage Loans, Originator Prepayment Charge Payment Amounts and Servicer Prepayment Charge Payment Amounts, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Accounts and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.



                                     C-2-3

         No transfer of this Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the 1933 Act and effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. In the event that a transfer is to be made without registration or qualification, the Certificate Registrar shall require, in order to assure compliance with such laws, either (i) that the Certificateholder desiring to effect the transfer and such Certificateholder's prospective transferee each execute a representation letter in the form described by the Agreement certifying to the Certificate Registrar the facts surrounding the transfer, or
(ii) unless such transfer is made in reliance upon Rule 144A under the 1933 Act, that the Depositor and the Certificate Registrar receive an Opinion of Counsel satisfactory to them that such transfer may be made without such registration or qualification, which Opinion of Counsel shall not be an expense of the Depositor, the Trustee or the Certificate Registrar, in their respective capacities as such. None of the Depositor, the Certificate Registrar or the Trustee is obligated to register or qualify the Class of Certificates specified on the face hereof under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Certificate Registrar and any Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

         No transfer of a Certificate or any interest therein may be made to employee benefit plans and certain other retirement plans and arrangements, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested that are subject to the fiduciary responsibility provisions of ERISA, Section 4975 of the Code or any materially similar provisions of applicable federal, state or local law (collectively, "Plans") or any person who is directly or indirectly purchasing the Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan.

         No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar or any such agent shall be affected by notice to the contrary.


                                     C-2-4

         The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Pool Balance of the Mortgage Loans at the time of purchase being 10% or less of the Cut-off Date Aggregate Principal Balance.

         The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.


                                     C-2-5

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:


                                               JPMORGAN CHASE BANK, as Trustee


                                               By:
                                                  ------------------------------
                                                   Authorized Officer



                          CERTIFICATE OF AUTHENTICATION

         This is one of the Certificates referred to in the within-mentioned Agreement.

Dated:


                                             JPMORGAN CHASE BANK, as Certificate
                                               Registrar


                                             By:
                                                --------------------------------
                                                 Authorized Signatory



                                     C-2-6

                                 ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common           UNIF GIFT MIN ACT - Custodian
                                                             ---------
                                                            (Cust) (Minor)
TEN ENT - as tenants by the entireties                       under Uniform Gifts
                                                             to Minors Act
JT TEN  - as joint tenants with right                        ________________
          of survivorship and not as                            (State)
          tenants in common

         Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)______________________________________________
a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:
________________________________________________________________________________

Dated:



                               -------------------------------------------------
                               Signature by or on behalf of assignor



                               -------------------------------------------------
                               Signature Guaranteed



                                     C-2-7

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ________________________________________________
_______________________________________________________________________________
for the account of _______________________________, account number ____________, or, if mailed by check, to ________________________________________. Applicable
statements should be mailed to_________________________________________________
This information is provided by _______________________________________________, the assignee named above, or _________________________________, as its agent.



                                     C-2-8

                                   EXHIBIT C-3

                          [FORM OF CLASS R CERTIFICATE]

         THIS CERTIFICATE MAY NOT BE TRANSFERRED TO A NON-UNITED STATES PERSON.

         FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS THE "RESIDUAL INTEREST" IN TWO SEPARATE "REAL ESTATE MORTGAGE INVESTMENT CONDUITS," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

         THIS CLASS R CERTIFICATE IS SUBORDINATE TO THE OFFERED CERTIFICATES OF THIS SERIES TO THE EXTENT DESCRIBED HEREIN AND IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

         THIS CLASS R CERTIFICATE WILL NOT BE ENTITLED TO PAYMENTS UNTIL SUCH TIME AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

         THIS CLASS R CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION THAT DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

         NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, SECTION 4975 OF THE CODE OR ANY MATERIALLY SIMILAR PROVISIONS OF APPLICABLE FEDERAL, STATE OR LOCAL LAW WILL BE REGISTERED.



                                     C-3-1

         ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CLASS R CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES (1) AN AFFIDAVIT TO THE CERTIFICATE REGISTRAR THAT SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE,
         (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(A)(2)(C) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B) OR (C) BEING HEREINAFTER REFERRED TO AS A "DISQUALIFIED ORGANIZATION"), OR (D) AN AGENT OF A DISQUALIFIED ORGANIZATION AND (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX, AND (3) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CLASS R CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THE CLASS R CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH AND THE PROVISIONS OF SECTION 5.02(D) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. ANY PERSON THAT IS A DISQUALIFIED ORGANIZATION IS PROHIBITED FROM ACQUIRING BENEFICIAL OWNERSHIP OF THIS CLASS R CERTIFICATE.


                                     C-3-2

                         ABFC ASSET-BACKED CERTIFICATES
                            SERIES 2004-FF1, CLASS R

evidencing a beneficial ownership interest in a Trust Fund consisting primarily of a pool of conventional fixed-rate and adjustable-rate one- to four-family first lien mortgage loans formed and sold by

                                         ASSET BACKED FUNDING CORPORATION

Series 2004-FF1, Class R                      Servicer: Countrywide Home Loans
                                              Servicing LP

Date of Pooling and Servicing Agreement       Trustee:  JPMorgan Chase Bank
and Cut-off Date: July 1, 2004

First Distribution Date:  August 25, 2004     Closing Date:  July 30, 2004

No.

Percentage Interest:  100%

         THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ASSET BACKED FUNDING CORPORATION, THE SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

         This certifies that _______________________ is the registered owner of 100% Percentage Interest in that certain beneficial ownership interest evidenced by the Class R Certificate in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Asset Backed Funding Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Servicer and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs (the "Record Date"), from funds in the Distribution Account in the amount required to be distributed to the Holder of Class R Certificate on such Distribution Date pursuant to the Agreement.



                                     C-3-3

         All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class R Certificate, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

         This Certificate is one of a duly authorized issue of Certificates designated as ABFC Asset-Backed Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing the Percentage Interest specified on the face hereof.

         The Class R Certificate is limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Accounts and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.



                                     C-3-4

         No transfer of this Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the 1933 Act and effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. In the event that a transfer is to be made without registration or qualification, the Certificate Registrar shall require, in order to assure compliance with such laws, either (i) that the Certificateholder desiring to effect the transfer and such Certificateholder's prospective transferee each execute a representation letter in the form described by the Agreement certifying to the Certificate Registrar the facts surrounding the transfer, or
(ii) unless such transfer is made in reliance upon Rule 144A under the 1933 Act, that the Depositor and the Certificate Registrar receive an Opinion of Counsel satisfactory to them that such transfer may be made without such registration or qualification, which Opinion of Counsel shall not be an expense of the Depositor, the Trustee or the Certificate Registrar, in their respective capacities as such. None of the Depositor, the Certificate Registrar or the Trustee is obligated to register or qualify the Class of Certificates specified on the face hereof under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Certificate Registrar and any Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

         No transfer of this Certificate or any interest therein may be made to employee benefit plans and certain other retirement plans and arrangements, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested that are subject to the fiduciary responsibility provisions of ERISA, Section 4975 of the Code or any materially similar provisions of applicable federal, state or local law (collectively, "Plans") or any person who is directly or indirectly purchasing the Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan.

         The Holder of this Certificate, by its acceptance hereof, shall be deemed for all purposes to have consented to the provisions of Section 5.02 of the Agreement and to any amendment of the Agreement deemed necessary by counsel of the Depositor to ensure that the transfer of this Certificate to any Person other than a Permitted Transferee or any other Person will not cause the Trust to cease to qualify as two separate REMICs or cause the imposition of a tax upon the Trust.

         No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.



                                     C-3-5

         The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Pool Balance of the Mortgage Loans at the time of purchase being 10% or less of the Cut-off Date Aggregate Principal Balance.

         The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.


                                     C-3-6

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:


                                             JPMORGAN CHASE BANK, as Trustee


                                             By:
                                                --------------------------------
                                                 Authorized Officer



                         CERTIFICATE OF AUTHENTICATION

         This is the one of the Certificates referred to in the within-mentioned Agreement.

Dated:


                                             JPMORGAN CHASE BANK, as Certificate
                                                Registrar


                                             By:
                                                --------------------------------
                                                 Authorized Signatory


                                     C-3-7

                                  ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common          UNIF GIFT MIN ACT - Custodian
                                                            ---------
                                                            (Cust) (Minor)
TEN ENT - as tenants by the entireties                       under Uniform Gifts
                                                             to Minors Act
JT TEN  - as joint tenants with right                        ________________
          of survivorship and not as                             (State)
          tenants in common

         Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
_______________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)______________________________________________
a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:
________________________________________________________________________________
Dated:



                                          --------------------------------------
                                          Signature by or on behalf of assignor



                                          --------------------------------------
                                          Signature Guaranteed


                                     C-3-8

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ________________________________________________
_______________________________________________________________________________
for the account of _______________________________, account number ____________, or, if mailed by check, to ________________________________________. Applicable
statements should be mailed to_________________________________________________
This information is provided by _______________________________________________, the assignee named above, or _________________________________, as its agent.



                                     C-3-9

                                  EXHIBIT D-1
                         GROUP 1 MORTGAGE LOAN SCHEDULE

Number of Loans                   2713
Balance                 469,690,775.18
WACC                            6.432%
WAM                        358.4333133

                                                                PROPERTY                                ORIGINAL    ORIGINATION
  LOANID             CITY                 ZIP     STATE           TYPE                OCCUPANCY           TERM          DATE
-------------------------------------------------------------------------------------------------------------------------------
  34084418   LANCASTER                   93535     CA    Single Family            Owner Occupied       12/25/1900     4/5/2004
  33234667   LAS VEGAS                   89139     NV    PUD                      Owner Occupied       12/25/1900    4/20/2004
  34110551   LANCASTER                   93536     CA    Single Family            Owner Occupied       12/25/1900     4/9/2004
4000141417   HAYWARD                     94541     CA    Condo                    Owner Occupied       12/25/1900    4/21/2004
  34263087   HOUSTON                     77077     TX    PUD                      Owner Occupied       12/25/1900    4/29/2004
  33840844   RIALTO                      92376     CA    Single Family            Owner Occupied       12/25/1900    4/20/2004
  34262659   BOSSIER CITY                71111     LA    Single Family            Owner Occupied       12/25/1900    4/30/2004
  33828104   INGLEWOOD                   90302     CA    Condo                    Owner Occupied       12/25/1900    4/13/2004
  32314130   SHELBY TWP                  48123     MI    Single Family            Owner Occupied       12/25/1900    4/23/2004
  33491317   SACRAMENTO                  95823     CA    Single Family            Owner Occupied       12/25/1900    4/20/2004
  34114017   LA PUENTE                   91746     CA    Single Family            Owner Occupied       12/25/1900     4/9/2004
  33750233   EVERETT                     98201     WA    Single Family            Owner Occupied       12/25/1900    4/21/2004
  33847963   LAYTON                      84041     UT    Single Family            Second Home          12/25/1900    4/28/2004
  33829805   PARAMOUNT                   90723     CA    Condo                    Owner Occupied       12/25/1900    4/16/2004
  34009217   HOUSTON                     77083     TX    PUD                      Owner Occupied       12/25/1900    4/26/2004
  33118068   MAPLE GROVE                 55311     MN    PUD                      Owner Occupied              360    4/30/2004
  33886896   BOWIE                       20720     MD    PUD                      Owner Occupied       12/25/1900    4/26/2004
  34117101   LONG BEACH                  90802     CA    Condo                    Owner Occupied       12/25/1900    4/27/2004
  33953720   ROMOLAND                    92585     CA    Single Family            Owner Occupied       12/25/1900    4/16/2004
4000137430   SCOTTSDALE                  85251     AZ    Condo                    Owner Occupied       12/25/1900    4/26/2004
  33985565   MIAMI                       33184     FL    Single Family            Owner Occupied       12/25/1900    4/20/2004
  33473752   QUARTZ HILL AREA            93536     CA    Single Family            Owner Occupied       12/25/1900    4/26/2004
  33555384   SAN DIEGO                   92105     CA    Condo                    Owner Occupied       12/25/1900    4/28/2004
  33118290   SAUK RAPIDS                 56379     MN    Single Family            Owner Occupied       12/25/1900    4/30/2004
  33494972   NAPA                        94558     CA    Single Family            Owner Occupied       12/25/1900    4/15/2004
  34118117   LONG BEACH                  90805     CA    Single Family            Owner Occupied       12/25/1900    4/20/2004
  33885849   VIRGINIA BEACH              23464     VA    Single Family            Owner Occupied       12/25/1900    4/23/2004
4000143328   VALLEJO                     94590     CA    Single Family            Owner Occupied       12/25/1900    4/28/2004
  34054189   SAN ANTONIO                 78250     TX    Single Family            Owner Occupied       12/25/1900    4/30/2004
  33491150   WINTERS                     95694     CA    Single Family            Owner Occupied       12/25/1900    4/27/2004
  34163121   ORLAND HILLS                60477     IL    Single Family            Owner Occupied       12/25/1900    4/21/2004
  34106138   SUN CITY AREA               92586     CA    Single Family            Owner Occupied       12/25/1900    4/20/2004
  34163238   CHICAGO                     60632     IL    Multi Family - 2 Units   Owner Occupied       12/25/1900    4/26/2004
  34090001   CANYON COUNTRY              91351     CA    Single Family            Owner Occupied       12/25/1900    4/20/2004
  33848243   SOUTH JORDAN                84095     UT    Single Family            Owner Occupied       12/25/1900    4/15/2004
  34103978   PERRIS                      92571     CA    Single Family            Owner Occupied       12/25/1900    4/14/2004
  33953514   MENIFEE                     92584     CA    PUD                      Owner Occupied       12/25/1900    4/20/2004
  33919754   LAKE MARY                   32746     FL    PUD                      Owner Occupied       12/25/1900    4/23/2004
  34166595   HARVEY                      60426     IL    Single Family            Owner Occupied       12/25/1900    4/30/2004
  33964206   AURORA                      80014     CO    PUD                      Owner Occupied       12/25/1900    4/22/2004
  34025056   LINCOLN                      2865     RI    Single Family            Owner Occupied       12/25/1900    4/23/2004
  33775255   BROOKLYN                    11221     NY    Multi Family - 2 Units   Owner Occupied       12/25/1900     5/5/2004
  33449497   NEWARK                       7105     NJ    Multi Family - 2 Units   Non-Owner Occupied   12/25/1900    4/29/2004
  33955196   MENIFEE                     92584     CA    Single Family            Owner Occupied       12/25/1900    4/22/2004
  34050831   DALLAS                      75244     TX    Single Family            Owner Occupied       12/25/1900    4/22/2004
  33955055   JULIAN                      92036     CA    Single Family            Owner Occupied       12/25/1900    4/20/2004
  34086249   ONTARIO                     91761     CA    Single Family            Owner Occupied       12/25/1900    4/16/2004
  33955659   VISTA                       92084     CA    PUD                      Owner Occupied       12/25/1900    4/22/2004
  33953290   ENCINITAS                   92024     CA    Single Family            Owner Occupied       12/25/1900    4/22/2004
  33969478   LOVELAND                    80537     CO    Single Family            Owner Occupied       12/25/1900    4/16/2004
  34182139   MEMPHIS                     38125     TN    Single Family            Non-Owner Occupied   12/25/1900    4/23/2004
  33007352   INDIANAPOLIS                46222     IN    Single Family            Owner Occupied       12/25/1900    4/22/2004
  33532110   CORBIN                      40701     KY    Single Family            Owner Occupied       12/25/1900    4/30/2004
4000125245   ORANGE CITY                 32763     FL    Single Family            Owner Occupied       12/25/1900    4/26/2004
  33954918   SPRING VALLEY               91977     CA    Condo                    Owner Occupied       12/25/1900    4/20/2004
  33238692   NORTH LAS VEGAS             89031     NV    Single Family            Owner Occupied       12/25/1900    4/20/2004

                                                                                            PAID        ORIGINAL
               FIRST    MATURITY    REMAINING   ORIGINAL   SCHEDULED                        THRU     COMBINED LOAN       OTS
  LOANID     PAY DATE     DATE        TERM       BALANCE    BALANCE     RATE     P&I        DATE        TO VALUE     DELINQUENCY
--------------------------------------------------------------------------------------------------------------------------------
  34084418   6/1/2004   5/1/2034          359    148000       148000    6.25     770.83   6/1/2004             80        0-29
  33234667   6/1/2004   5/1/2034          358    152250       152250     5.5     697.81   7/1/2004    79.98844174        0-29
  34110551   6/1/2004   5/1/2034          359    264000    263576.51   7.125   1,778.62   6/1/2004           82.5        0-29
4000141417   6/1/2004   5/1/2034          359    232000       232000   5.875   1,135.83   6/1/2004             80        0-29
  34263087   6/1/2004   5/1/2034          359    140400    140185.67   7.375     969.71   6/1/2004            100        0-29
  33840844   6/1/2004   5/1/2034          359    160000    159716.88   6.625   1,024.50   6/1/2004    73.73271889        0-29
  34262659   6/1/2004   5/1/2034          359    116700    116517.37    7.25     796.10   6/1/2004     89.9768697        0-29
  33828104   6/1/2004   5/1/2034          359    136000       136000    6.25     708.33   6/1/2004             80        0-29
  32314130   6/1/2004   5/1/2034          359    191900    191614.26     7.5   1,341.80   6/1/2004    79.99166319        0-29
  33491317   6/1/2004   5/1/2034          359    190400       190400    5.75     912.33   6/1/2004             80        0-29
  34114017   6/1/2004   5/1/2034          359    250000       250000   5.625   1,171.88   6/1/2004    65.44502618        0-29
  33750233   6/1/2004   5/1/2034          359    155500    155245.51   7.125   1,047.64   6/1/2004     84.9726776        0-29
  33847963   6/1/2004   5/1/2034          359     87400        87400    6.75     491.63   6/1/2004    89.97323451        0-29
  33829805   6/1/2004   5/1/2034          359    184000       184000     5.5     843.33   6/1/2004             80        0-29
  34009217   6/1/2004   5/1/2034          359     91200     90904.07   5.625     525.00   6/1/2004             80        0-29
  33118068   6/1/2004   5/1/2034       359.00    133600       133600   5.875     654.08   6/1/2004      3/20/1900        0-29
  33886896   6/1/2004   5/1/2034          359    252000       251700   5.875   1,233.75   6/1/2004             90        0-29
  34117101   6/1/2004   5/1/2034          359    264000       264000     5.5   1,210.00   6/1/2004             80        0-29
  33953720   6/1/2004   5/1/2034          359    236000       236000    5.99   1,178.03   6/1/2004             80        0-29
4000137430   6/1/2004   5/1/2034          359     73600     73426.81   5.125     400.74   6/1/2004             80        0-29
  33985565   6/1/2004   5/1/2034          359    220500       220500   7.375   1,355.16   6/1/2004             90        0-29
  33473752   6/1/2004   5/1/2034          359    196800       196800   5.125     840.50   6/1/2004             80        0-29
  33555384   6/1/2004   5/1/2034          358    215200       215200    5.75   1,031.17   7/1/2004             80        0-29
  33118290   6/1/2004   5/1/2034          359    156800       156800    5.25     686.00   6/1/2004             80        0-29
  33494972   6/1/2004   5/1/2034          359    185000     184664.6     6.5   1,169.33   6/1/2004    53.62318841        0-29
  34118117   6/1/2004   5/1/2034          359    262400       262400    5.75   1,257.33   6/1/2004             80        0-29
  33885849   6/1/2004   5/1/2034          359    110000    109819.13       7     731.84   6/1/2004    72.36842105        0-29
4000143328   6/1/2004   5/1/2034          359    176000       176000   5.125     751.67   6/1/2004             80        0-29
  34054189   6/1/2004   5/1/2034          359     45500     45437.16   7.875     329.91   6/1/2004    34.86590038        0-29
  33491150   6/1/2004   5/1/2034          358    234400       234400     5.5   1,074.33   7/1/2004             80        0-29
  34163121   6/1/2004   5/1/2034          359    197100    196827.81   7.875   1,429.12   6/1/2004             90        0-29
  34106138   6/1/2004   5/1/2034          359    238000    237578.86   6.625   1,523.95   6/1/2004             85        0-29
  34163238   6/1/2004   5/1/2034          359    218000    217691.28    7.75   1,561.78   6/1/2004           87.2        0-29
  34090001   6/1/2004   5/1/2034          359    279000     278481.8   6.375   1,740.60   6/1/2004    88.57142857        0-29
  33848243   6/1/2004   5/1/2034          359    125600       125600   5.625     588.75   6/1/2004             80        0-29
  34103978   6/1/2004   5/1/2034          359    192000       192000     5.5     880.00   6/1/2004             80        0-29
  33953514   6/1/2004   5/1/2034          359    260000       260000   5.625   1,218.75   6/1/2004             80        0-29
  33919754   6/1/2004   5/1/2034          358    132000    131392.21    7.25     900.48   7/1/2004    94.96402878        0-29
  34166595   6/1/2004   5/1/2034          359     72000     71916.84    8.75     566.43   6/1/2004             90        0-29
  33964206   6/1/2004   5/1/2034          359    140000       139950   6.125     714.58   6/1/2004             80        0-29
  34025056   6/1/2004   5/1/2034          358    180500    180210.44   7.125   1,216.07   7/1/2004             95        0-29
  33775255   7/1/2004   6/1/2034          360    385000    384735.04   7.875   2,791.52   7/1/2004            100        0-29
  33449497   6/1/2004   5/1/2034          359    356250    355692.48    7.25   2,430.26   6/1/2004             75        0-29
  33955196   6/1/2004   5/1/2034          359    240000       240000    5.25   1,050.00   6/1/2004             80        0-29
  34050831   6/1/2004   5/1/2034          358    324000    323272.25   5.375   1,814.31   7/1/2004    77.14285714        0-29
  33955055   6/1/2004   5/1/2034          359    183850    183576.25     7.5   1,285.51   6/1/2004     61.9023569        0-29
  34086249   6/1/2004   5/1/2034          359    204500     204155.4   6.875   1,343.42   6/1/2004     79.8828125        0-29
  33955659   6/1/2004   5/1/2034          359    248000       248000    5.99   1,237.93   6/1/2004             80        0-29
  33953290   6/1/2004   5/1/2034          359    320000    319211.46   4.875   1,693.47   6/1/2004    49.23076923        0-29
  33969478   6/1/2004   5/1/2034          359    247500       247500    4.99   1,029.19   6/1/2004             90        0-29
  34182139   6/1/2004   5/1/2034          359    103500    103200.25    7.25     625.31   6/1/2004             75        0-29
  33007352   6/1/2004   5/1/2034          359     93500     93383.36   8.375     710.67   6/1/2004             85        0-29
  33532110   6/1/2004   5/1/2034          358     73600      73472.9    6.75     477.37   7/1/2004             80        0-29
4000125245   6/1/2004   5/1/2034          359    156750       156750    6.25     816.41   6/1/2004             95        0-29
  33954918   6/1/2004   5/1/2034          359    236000       236000   5.625   1,106.25   6/1/2004             80        0-29
  33238692   6/1/2004   5/1/2034          359    178500    178205.93    6.99   1,186.37   6/1/2004             70        0-29

                              INITIAL                     PREPAYMENT                                        FIRST RATE   RATE RESET
  LOANID     INDEX   MARGIN     CAP     FLOOR   CEILING      TERM              PREPAYMENT PENALTY           RESET DATE    FREQUENCY
-----------------------------------------------------------------------------------------------------------------------------------
  34084418    6ML    4.375        3      6.25    12.25           24    6 mo.s interest less 20% obal          5/1/2009           6
  33234667    6ML    4.125        3       5.5     11.5           24    6 mo.s interest less 20% obal          5/1/2006           6
  34110551    6ML        6        3     7.125   13.125           24    6 mo.s interest less 20% obal          5/1/2006           6
4000141417    6ML      4.5        3     5.875   11.875           24    6 mo.s interest less 20% obal          5/1/2006           6
  34263087    6ML    6.375        3     7.375   13.375           24    6 mo.s interest less 20% obal          5/1/2006           6
  33840844    6ML    5.375        3     6.625   12.625           24    6 mo.s interest less 20% obal          5/1/2006           6
  34262659    6ML        6        3      7.25    13.25           24    6 mo.s interest less 20% obal          5/1/2006           6
  33828104    6ML    4.375        3      6.25    12.25           24    6 mo.s interest less 20% obal          5/1/2006           6
  32314130    6ML      6.5        3       7.5     13.5           36    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  33491317    6ML     4.75        3      5.75    11.75           24    6 mo.s interest less 20% obal          5/1/2006           6
  34114017    6ML    3.875        3     5.625   11.625           24    6 mo.s interest less 20% obal          5/1/2006           6
  33750233    6ML    6.125        3     7.125   13.125           36    6 mo.s interest less 20% obal          5/1/2007           6
  33847963    6ML     5.25        3      6.75    12.75           24    6 mo.s interest less 20% obal          5/1/2006           6
  33829805    6ML    3.875        3       5.5     11.5           24    6 mo.s interest less 20% obal          5/1/2006           6
  34009217    6ML    4.125        3     5.625   11.625            0    None                                   5/1/2006           6
  33118068    6ML    4.625        3     5.875   11.875           36    min (2% prepaid, 60 days interest)     5/1/2006           6
  33886896    6ML    4.625        3     5.875   11.875           24    6 mo.s interest less 20% obal          5/1/2006           6
  34117101    6ML    3.875        3       5.5     11.5           24    6 mo.s interest less 20% obal          5/1/2006           6
  33953720    6ML    4.375        3      5.99    11.99           24    6 mo.s interest less 20% obal          5/1/2006           6
4000137430    6ML     4.25        3     5.125   11.125           36    6 mo.s interest less 20% obal          5/1/2007           6
  33985565    6ML    6.375        3     7.375   13.375           24    6 mo.s interest less 20% obal          5/1/2006           6
  33473752    6ML     3.75        3     5.125   11.125           24    6 mo.s interest less 20% obal          5/1/2006           6
  33555384    6ML    4.125        3      5.75    11.75           24    6 mo.s interest less 20% obal          5/1/2006           6
  33118290    6ML     4.25        3      5.25    11.25           36    min (2% prepaid, 60 days interest)     5/1/2006           6
  33494972    6ML      4.5        3       6.5     12.5           24    6 mo.s interest less 20% obal          5/1/2006           6
  34118117    6ML    3.875        3      5.75    11.75           36    6 mo.s interest less 20% obal          5/1/2009           6
  33885849    6ML    5.125        3         7       13           24    6 mo.s interest less 20% obal          5/1/2006           6
4000143328    6ML      3.5        3     5.125   11.125           24    6 mo.s interest less 20% obal          5/1/2009           6
  34054189    6ML    5.625        3     7.875   13.875           24    6 mo.s interest less 20% obal          5/1/2006           6
  33491150    6ML    4.625        3       5.5     11.5           24    6 mo.s interest less 20% obal          5/1/2006           6
  34163121    6ML     6.25        3     7.875   13.875           24    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  34106138    6ML    5.625        3     6.625   12.625           24    6 mo.s interest less 20% obal          5/1/2006           6
  34163238    6ML     6.75        3      7.75    13.75           24    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  34090001    6ML    5.625        3     6.375   12.375           24    6 mo.s interest less 20% obal          5/1/2006           6
  33848243    6ML    4.125        3     5.625   11.625           36    6 mo.s interest less 20% obal          5/1/2006           6
  34103978    6ML    4.125        3       5.5     11.5           24    6 mo.s interest less 20% obal          5/1/2006           6
  33953514    6ML    3.875        3     5.625   11.625           36    6 mo.s interest less 20% obal          5/1/2009           6
  33919754    6ML     6.25        3      7.25    13.25           24    6 mo.s interest less 20% obal          5/1/2006           6
  34166595    6ML      7.5        3      8.75    14.75           24    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  33964206    6ML      4.5        3     6.125   12.125           24    6 mo.s interest less 20% obal          5/1/2006           6
  34025056    6ML      6.5        3     7.125   13.125           24    6 mo.s interest less 20% obal          5/1/2006           6
  33775255    6ML    5.625        3     7.875   13.875            0    None                                   6/1/2006           6
  33449497    6ML    3.875        3      7.25    13.25            0    None                                   5/1/2006           6
  33955196    6ML     4.25        3      5.25    11.25           36    6 mo.s interest less 20% obal          5/1/2006           6
  34050831    6ML    3.375        3     5.375   11.375            0    None                                   5/1/2009           6
  33955055    6ML     5.25        3       7.5     13.5           24    6 mo.s interest less 20% obal          5/1/2006           6
  34086249    6ML        4        3     6.875   12.875           24    6 mo.s interest less 20% obal          5/1/2006           6
  33955659    6ML    4.375        3      5.99    11.99           36    6 mo.s interest less 20% obal          5/1/2009           6
  33953290    6ML    3.375        3     4.875   10.875           24    6 mo.s interest less 20% obal          5/1/2006           6
  33969478    6ML      4.5        3      4.99    10.99           24    6 mo.s interest less 20% obal          5/1/2007           6
  34182139    6ML        4        3      7.25    13.25            0    None                                   5/1/2006           6
  33007352    6ML    6.625        3     8.375   14.375           24    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  33532110    6ML    5.375        3      6.75    12.75           24    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
4000125245    6ML      5.5        3      6.25    12.25           36    6 mo.s interest less 20% obal          5/1/2007           6
  33954918    6ML     3.75        3     5.625   11.625           36    6 mo.s interest less 20% obal          5/1/2009           6
  33238692    6ML    4.625        3      6.99    12.99           24    6 mo.s interest less 20% obal          5/1/2006           6

              PAYMENT
               RESET
  LOANID     FREQUENCY   PURPOSE    DIV   IO   IOTERM
-----------------------------------------------------
  34084418       6       Purchase   N     Y      60
  33234667       6       Purchase   N     Y      60
  34110551       6       C/O Refi   N     N       0
4000141417       6       Purchase   N     Y      60
  34263087       6       Purchase   N     N       0
  33840844       6       C/O Refi   N     N       0
  34262659       6       Purchase   N     N       0
  33828104       6       Purchase   N     Y      60
  32314130       6       Purchase   N     N       0
  33491317       6       Purchase   N     Y      60
  34114017       6       C/O Refi   N     Y      60
  33750233       6       C/O Refi   N     N       0
  33847963       6       Purchase   N     Y      60
  33829805       6       Purchase   N     Y      60
  34009217       6       C/O Refi   N     N       0
  33118068       6       Purchase   N     Y      60
  33886896       6       C/O Refi   N     Y      60
  34117101       6       Purchase   N     Y      60
  33953720       6       C/O Refi   N     Y      60
4000137430       6       Purchase   N     N       0
  33985565       6       C/O Refi   N     Y      60
  33473752       6       Purchase   N     Y      60
  33555384       6       Purchase   N     Y      60
  33118290       6       Purchase   N     Y      60
  33494972       6       C/O Refi   N     N       0
  34118117       6       Purchase   N     Y      60
  33885849       6       C/O Refi   N     N       0
4000143328       6       Purchase   N     Y      60
  34054189       6       Purchase   N     N       0
  33491150       6       Purchase   N     Y      60
  34163121       6       Purchase   N     N       0
  34106138       6       C/O Refi   N     N       0
  34163238       6       R/T Refi   N     N       0
  34090001       6       C/O Refi   N     N       0
  33848243       6       C/O Refi   N     Y      60
  34103978       6       Purchase   N     Y      60
  33953514       6       Purchase   N     Y      60
  33919754       6       Purchase   N     N       0
  34166595       6       Purchase   N     N       0
  33964206       6       C/O Refi   N     Y      60
  34025056       6       Purchase   N     N       0
  33775255       6       Purchase   N     N       0
  33449497       6       Purchase   N     N       0
  33955196       6       Purchase   N     Y      60
  34050831       6       C/O Refi   N     N       0
  33955055       6       C/O Refi   N     N       0
  34086249       6       C/O Refi   N     N       0
  33955659       6       Purchase   N     Y      60
  33953290       6       C/O Refi   N     N       0
  33969478       6       C/O Refi   N     Y      60
  34182139       6       R/T Refi   N     Y      60
  33007352       6       R/T Refi   N     N       0
  33532110       6       Purchase   N     N       0
4000125245       6       Purchase   N     Y      60
  33954918       6       Purchase   N     Y      60
  33238692       6       C/O Refi   N     N       0

                                      D-1-1

                                                                PROPERTY                                ORIGINAL    ORIGINATION
  LOANID              CITY                ZIP     STATE           TYPE                OCCUPANCY           TERM          DATE
-------------------------------------------------------------------------------------------------------------------------------
  33918608   ORLANDO                     32837     FL    PUD                      Owner Occupied       12/25/1900    4/26/2004
  33815697   ORLANDO                     32818     FL    Single Family            Owner Occupied       12/25/1900    4/23/2004
  33853078   SANDY                       84094     UT    Condo                    Owner Occupied       12/25/1900    4/29/2004
  33240037   LAS VEGAS                   89123     NV    PUD                      Owner Occupied       12/25/1900    4/22/2004
  33357732   CHARLOTTE                   28209     NC    Condo                    Owner Occupied       12/25/1900    4/30/2004
  33625179   DETROIT                     48234     MI    Single Family            Non-Owner Occupied   12/25/1900    4/22/2004
  33840976   ONTARIO                     91764     CA    Single Family            Owner Occupied       12/25/1900    4/21/2004
  31142508   LOUISVILLE                  40215     KY    Single Family            Owner Occupied       12/25/1900    4/16/2004
  33835844   INDIO                       92201     CA    PUD                      Owner Occupied       12/25/1900    4/19/2004
  34323220   ALISO VIEJO                 92656     CA    Condo                    Owner Occupied       12/25/1900    4/27/2004
  33478587   LA PUENTE AREA              91744     CA    Single Family            Owner Occupied       12/25/1900    4/23/2004
  33839192   STANTON                     92804     CA    Condo                    Owner Occupied       12/25/1900    4/23/2004
  33835042   TEHACHAPI                   92561     CA    Single Family            Owner Occupied       12/25/1900    4/15/2004
  33866427   LITTLETON                   80120     CO    PUD                      Owner Occupied       12/25/1900    4/19/2004
  33625559   DETROIT                     48219     MI    Single Family            Owner Occupied       12/25/1900    4/27/2004
  33427428   CONVERSE                    78121     TX    PUD                      Owner Occupied       12/25/1900    4/30/2004
  33626979   SOUTH LYON                  48178     MI    Single Family            Owner Occupied       12/25/1900    4/26/2004
  33748781   COVINGTON                   98042     WA    Single Family            Owner Occupied       12/25/1900    4/19/2004
  34189811   GERMANTOWN                  38138     TN    Condo                    Owner Occupied       12/25/1900    4/30/2004
  34063149   LAS VEGAS                   89118     NV    Single Family            Owner Occupied       12/25/1900    4/27/2004
  34147231   KELSO                       98626     WA    Single Family            Owner Occupied       12/25/1900    4/21/2004
4000134401   FRESNO                      93710     CA    Single Family            Owner Occupied       12/25/1900    4/26/2004
  34129650   MIDDLETOWN                  45044     OH    Single Family            Owner Occupied       12/25/1900    4/30/2004
  33719261   NEW HOLSTEIN                53061     WI    Single Family            Owner Occupied       12/25/1900    4/30/2004
4000124995   OLATHE                      66061     KS    Single Family            Owner Occupied       12/25/1900    4/22/2004
  33867763   MARYLAND HEIGHTS            63043     MO    Single Family            Owner Occupied       12/25/1900    4/26/2004
  33945023   LANCASTER                   93536     CA    Single Family            Owner Occupied       12/25/1900     4/6/2004
  34111955   TUSTIN AREA                 92780     CA    Single Family            Owner Occupied       12/25/1900    4/21/2004
4000127532   CHANDLER                    85225     AZ    PUD                      Owner Occupied       12/25/1900    4/22/2004
  33992694   MIAMI                       33056     FL    Single Family            Owner Occupied       12/25/1900    4/30/2004
  33749003   PUYALLUP                    98374     WA    Single Family            Owner Occupied       12/25/1900    4/23/2004
  33518853   SYLMAR                      91342     CA    Condo                    Owner Occupied       12/25/1900     4/9/2004
  34112342   CARSON                      90745     CA    Single Family            Owner Occupied       12/25/1900    4/16/2004
  32919821   TOOELE                      84074     UT    Single Family            Owner Occupied       12/25/1900    4/26/2004
  33790916   BRENTWOOD                   94513     CA    PUD                      Owner Occupied       12/25/1900    4/22/2004
  32909616   SYRACUSE                    84075     UT    Single Family            Owner Occupied       12/25/1900    4/19/2004
  33739509   LAKEWOOD                    90712     CA    Single Family            Owner Occupied       12/25/1900     4/8/2004
  34095570   BALDWIN PARK                91706     CA    Single Family            Owner Occupied       12/25/1900    4/26/2004
4000142303   MODESTO                     95358     CA    Single Family            Owner Occupied       12/25/1900    4/20/2004
  33914144   CASSELBERRY                 32707     FL    PUD                      Owner Occupied       12/25/1900    4/30/2004
4000144367   ST MARYS                    31558     GA    Single Family            Owner Occupied       12/25/1900    4/29/2004
  34242107   DELAND                      32720     FL    PUD                      Owner Occupied       12/25/1900    4/29/2004
  34204222   BLOOMINGTON                 55420     MN    Single Family            Owner Occupied       12/25/1900    4/26/2004
  33914391   DELTONA                     32738     FL    Single Family            Owner Occupied       12/25/1900    4/16/2004
  33951971   EL CAJON                    92020     CA    Condo                    Owner Occupied       12/25/1900    4/16/2004
  34008151   PLAQUEMINE                  70764     LA    Single Family            Owner Occupied       12/25/1900    4/30/2004
  33839721   CATHEDRAL CITY              92234     CA    PUD                      Owner Occupied       12/25/1900    4/22/2004
  34222687   DEL RIO                     85024     AZ    PUD                      Owner Occupied       12/25/1900    4/27/2004
  33719212   PLAINFIELD                  60544     IL    PUD                      Owner Occupied       12/25/1900    4/23/2004
  33374430   ORTONVILLE                  48462     MI    Single Family            Owner Occupied       12/25/1900    4/26/2004
  34192740   SAVANNAH                    31419     GA    Single Family            Owner Occupied       12/25/1900    4/30/2004
  33827502   RIVERSIDE                   92504     CA    Single Family            Non-Owner Occupied   12/25/1900    4/12/2004
  33968934   WESTMINSTER                 80031     CO    Single Family            Owner Occupied       12/25/1900    4/16/2004
  34165308   MACHESNEY PARK              61115     IL    Single Family            Owner Occupied       12/25/1900    4/30/2004
  32920670   WEST JORDAN                 84084     UT    Single Family            Owner Occupied       12/25/1900    4/16/2004
  34186379   DACULA                      30019     GA    PUD                      Owner Occupied       12/25/1900    4/29/2004
  31142359   SANDUSKY                    44870     OH    Single Family            Owner Occupied       12/25/1900    4/26/2004
  33374810   GREENVILLE                  48838     MI    Single Family            Owner Occupied       12/25/1900    4/23/2004
  33918160   WINTER GARDEN               34787     FL    PUD                      Owner Occupied       12/25/1900    4/23/2004
4000143099   ELK GROVE                   95758     CA    Single Family            Owner Occupied       12/25/1900    4/27/2004
  33957762   VALENCIA                    91354     CA    PUD                      Owner Occupied       12/25/1900    4/16/2004
  33211632   TUCSON                      85739     AZ    PUD                      Owner Occupied       12/25/1900    4/16/2004
  33473083   TUJUNGA AREA                91042     CA    Single Family            Owner Occupied       12/25/1900    4/20/2004
  34184630   JONESBORO                   30236     GA    Single Family            Owner Occupied       12/25/1900    4/26/2004

                                                                                            PAID        ORIGINAL
               FIRST    MATURITY    REMAINING   ORIGINAL   SCHEDULED                        THRU     COMBINED LOAN       OTS
  LOANID     PAY DATE     DATE        TERM       BALANCE    BALANCE     RATE     P&I        DATE        TO VALUE     DELINQUENCY
--------------------------------------------------------------------------------------------------------------------------------
  33918608   6/1/2004   5/1/2034          359    135000    134999.99    7.99     898.88   6/1/2004             90        0-29
  33815697   6/1/2004   5/1/2034          358    109125    108966.54   7.625     772.38   7/1/2004    85.25390625        0-29
  33853078   6/1/2004   5/1/2034          359    123000       123000       8     820.00   6/1/2004            100        0-29
  33240037   6/1/2004   5/1/2034          358    198900       198900   6.625   1,098.09   7/1/2004             65        0-29
  33357732   6/1/2004   5/1/2034          359    105200    104999.84    6.25     647.74   6/1/2004             80        0-29
  33625179   6/1/2004   5/1/2034          359     37000     36939.15       7     246.17   6/1/2004    52.85714286        0-29
  33840976   6/1/2004   5/1/2034          359    115000    114810.91       7     765.10   6/1/2004    45.27559055        0-29
  31142508   6/1/2004   5/1/2034          357     55250     55179.28    8.25     415.08   8/1/2004             85        0-29
  33835844   6/1/2004   5/1/2034          359    120000       120000       6     600.00   6/1/2004             80        0-29
  34323220   6/1/2004   5/1/2034          359    291950       291950    6.75   1,642.22   6/1/2004    79.98849284        0-29
  33478587   6/1/2004   5/1/2034          359    297000       297000    5.75   1,423.13   6/1/2004    87.86982249        0-29
  33839192   6/1/2004   5/1/2034          358    106500    106306.91     6.5     673.16   7/1/2004    51.95121951        0-29
  33835042   6/1/2004   5/1/2034          359    124000       124000     6.5     671.67   6/1/2004             80        0-29
  33866427   6/1/2004   5/1/2034          359    190400       190400   5.375     852.83   6/1/2004             80        0-29
  33625559   6/1/2004   5/1/2034          359     42500     42450.92    8.75     334.35   6/1/2004             85        0-29
  33427428   6/1/2004   5/1/2034          359     92000     91866.38   7.625     651.18   6/1/2004            100        0-29
  33626979   6/1/2004   5/1/2034          359    285000    284542.82   7.125   1,920.10   6/1/2004             95        0-29
  33748781   6/1/2004   5/1/2034          359    155960       155960    6.25     812.29   6/1/2004             80        0-29
  34189811   6/1/2004   5/1/2034          359     59200     59087.35    6.25     364.51   6/1/2004             80        0-29
  34063149   6/1/2004   5/1/2034          359    216000    215615.26    6.99   1,435.61   6/1/2004             90        0-29
  34147231   6/1/2004   5/1/2034          359     73600     73478.97       7     489.67   6/1/2004             80        0-29
4000134401   6/1/2004   5/1/2034          359    252000       252000       7   1,470.00   6/1/2004             90        0-29
  34129650   6/1/2004   5/1/2034          358    152950    152679.36   6.625     979.36   7/1/2004    94.98643051        0-29
  33719261   6/1/2004   5/1/2034          359     56000     55907.93       7     372.57   6/1/2004             80        0-29
4000124995   6/1/2004   5/1/2034          359    155000    154791.25   7.999   1,137.23   6/1/2004            100        0-29
  33867763   6/1/2004   5/1/2034          359    145600    145388.57   7.625   1,030.55   6/1/2004             80        0-29
  33945023   6/1/2004   5/1/2034          359    221000    220589.52   6.375   1,378.76   6/1/2004             85        0-29
  34111955   6/1/2004   5/1/2034          359    323000       323000    6.99   1,881.48   6/1/2004             68        0-29
4000127532   6/1/2004   5/1/2034          359    127400     127125.9   5.125     544.10   6/1/2004    79.97489014        0-29
  33992694   6/1/2004   5/1/2034          359    108000       108000    6.25     562.50   6/1/2004             80        0-29
  33749003   6/1/2004   5/1/2034          359    172000    171572.39     5.5     976.60   6/1/2004             80        0-29
  33518853   6/1/2004   5/1/2034          358    188000       188000   5.375     842.08   7/1/2004             80        0-29
  34112342   6/1/2004   5/1/2034          358    238900    238337.84   5.125   1,300.78   7/1/2004    69.95607613        0-29
  32919821   6/1/2004   5/1/2034          359    120000       120000    5.75     575.00   6/1/2004             80        0-29
  33790916   6/1/2004   5/1/2034          359    259200       259200     5.5   1,188.00   6/1/2004             80        0-29
  32909616   6/1/2004   5/1/2034          359    187200    186843.81    6.25   1,152.63   6/1/2004             80        0-29
  33739509   6/1/2004   5/1/2034          359    309600       309600   5.625   1,451.25   6/1/2004             80        0-29
  34095570   6/1/2004   5/1/2034          359    201000    200537.89    5.25   1,109.93   6/1/2004    78.21011673        0-29
4000142303   6/1/2004   5/1/2034          359    216000       215800   5.625   1,012.50   6/1/2004             90        0-29
  33914144   6/1/2004   5/1/2034          359     94400     94232.96   6.625     604.46   6/1/2004             80        0-29
4000144367   6/1/2004   5/1/2034          359     62050        62050   8.125     420.13   6/1/2004             85        0-29
  34242107   6/1/2004   5/1/2034          359    228750       228750     6.5   1,239.06   6/1/2004    89.82459172        0-29
  34204222   6/1/2004   5/1/2034          358    216000    215670.27   7.375   1,491.86   7/1/2004    88.16326531        0-29
  33914391   6/1/2004   5/1/2034          359    104500       104300     7.5     653.13   6/1/2004             95        0-29
  33951971   6/1/2004   5/1/2034          359    266800       266800    5.25   1,167.25   6/1/2004             80        0-29
  34008151   6/1/2004   5/1/2034          359     66500     66400.97     7.5     464.98   6/1/2004             95        0-29
  33839721   6/1/2004   5/1/2034          359    269100       269100   6.875   1,541.72   6/1/2004             90        0-29
  34222687   6/1/2004   5/1/2034          358    168000       168000   5.375     752.50   7/1/2004             80        0-29
  33719212   6/1/2004   5/1/2034          358    199500    199146.98   6.625   1,277.43   7/1/2004             95        0-29
  33374430   6/1/2004   5/1/2034          359    273600       273600     6.5   1,482.00   6/1/2004    73.35120643        0-29
  34192740   6/1/2004   5/1/2034          359     98000        98000   6.875     561.46   6/1/2004             80        0-29
  33827502   6/1/2004   5/1/2034          359    188000     187683.2   6.875   1,235.03   6/1/2004             80        0-29
  33968934   6/1/2004   5/1/2034          359    156000       156000       5     650.00   6/1/2004             80        0-29
  34165308   6/1/2004   5/1/2034          359     84000     83897.86     8.5     645.89   6/1/2004             80        0-29
  32920670   6/1/2004   5/1/2034          359    143450    143196.16   6.625     918.53   6/1/2004             95        0-29
  34186379   6/1/2004   5/1/2034          359    119920       119920     6.5     649.57   6/1/2004             80        0-29
  31142359   6/1/2004   5/1/2034          359    119200    119026.89   7.625     843.70   6/1/2004    79.46666667        0-29
  33374810   6/1/2004   5/1/2034          359    126350     126109.6    6.25     777.96   6/1/2004             95        0-29
  33918160   6/1/2004   5/1/2034          359    209250       209250   6.625   1,155.23   6/1/2004    94.99704908        0-29
4000143099   6/1/2004   5/1/2034          358    233600       233600   5.125     997.67   7/1/2004             80        0-29
  33957762   6/1/2004   5/1/2034          359    296000    295512.36    6.99   1,967.31   6/1/2004             80        0-29
  33211632   6/1/2004   5/1/2034          358    212600       212600    5.99   1,061.23   7/1/2004     79.9831456        0-29
  33473083   6/1/2004   5/1/2034          359    289200       289200    5.99   1,443.59   6/1/2004             80        0-29
  34184630   6/1/2004   5/1/2034          359    100000       100000   6.375     531.25   6/1/2004             80        0-29

                              INITIAL                     PREPAYMENT                                        FIRST RATE   RATE RESET
  LOANID     INDEX   MARGIN     CAP     FLOOR   CEILING      TERM              PREPAYMENT PENALTY           RESET DATE    FREQUENCY
-----------------------------------------------------------------------------------------------------------------------------------
  33918608    6ML     6.75       3       7.99    13.99           24    6 mo.s interest less 20% obal          5/1/2006           6
  33815697    6ML    6.125       3      7.625   13.625           24    6 mo.s interest less 20% obal          5/1/2006           6
  33853078    6ML    5.625       3          8       14           24    6 mo.s interest less 20% obal          5/1/2006           6
  33240037    6ML     4.75       3      6.625   12.625           24    6 mo.s interest less 20% obal          5/1/2006           6
  33357732    6ML     4.25       3       6.25    12.25            0    None                                   5/1/2006           6
  33625179    6ML        5       3          7       13           36    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  33840976    6ML    5.375       3          7       13           24    6 mo.s interest less 20% obal          5/1/2006           6
  31142508    6ML        5       3       8.25    14.25           24    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  33835844    6ML    4.875       3          6       12           36    6 mo.s interest less 20% obal          5/1/2006           6
  34323220    6ML     4.75       3       6.75    12.75           36    6 mo.s interest less 20% obal          5/1/2009           6
  33478587    6ML     4.75       3       5.75    11.75           36    6 mo.s interest less 20% obal          5/1/2007           6
  33839192    6ML     4.75       3        6.5     12.5           24    6 mo.s interest less 20% obal          5/1/2006           6
  33835042    6ML     4.75       3        6.5     12.5           36    6 mo.s interest less 20% obal          5/1/2009           6
  33866427    6ML        4       1      5.375   11.375           24    6 mo.s interest less 20% obal         11/1/2004           6
  33625559    6ML    7.375       3       8.75    14.75           24    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  33427428    6ML    5.125       3      7.625   13.625           24    6 mo.s interest less 20% obal          5/1/2006           6
  33626979    6ML        6       3      7.125   13.125           12    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  33748781    6ML    5.125       3       6.25    12.25           24    6 mo.s interest less 20% obal          5/1/2006           6
  34189811    6ML     4.75       3       6.25    12.25           24    6 mo.s interest less 20% obal          5/1/2006           6
  34063149    6ML    4.625       3       6.99    12.99           24    6 mo.s interest less 20% obal          5/1/2006           6
  34147231    6ML      5.5       3          7       13           24    6 mo.s interest less 20% obal          5/1/2006           6
4000134401    6ML    5.125       3          7       13            0    None                                   5/1/2006           6
  34129650    6ML        6       3      6.625   12.625           24    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  33719261    6ML    5.375       3          7       13           24    6 mo.s interest less 20% obal          5/1/2006           6
4000124995    6ML      5.5       3      7.999   13.999           24    6 mo.s interest less 20% obal          5/1/2009           6
  33867763    6ML      5.5       3      7.625   13.625           24    2% prepaid                             5/1/2006           6
  33945023    6ML    5.625       3      6.375   12.375           24    6 mo.s interest less 20% obal          5/1/2006           6
  34111955    6ML    5.125       3       6.99    12.99           24    6 mo.s interest less 20% obal          5/1/2006           6
4000127532    6ML    3.375       3      5.125   11.125           24    6 mo.s interest less 20% obal          5/1/2009           6
  33992694    6ML    4.875       3       6.25    12.25           24    6 mo.s interest less 20% obal          5/1/2006           6
  33749003    6ML    3.875       3        5.5     11.5           36    6 mo.s interest less 20% obal          5/1/2009           6
  33518853    6ML     3.75       3      5.375   11.375           36    6 mo.s interest less 20% obal          5/1/2009           6
  34112342    6ML     3.25       3      5.125   11.125           12    6 mo.s interest less 20% obal          5/1/2007           6
  32919821    6ML    4.375       3       5.75    11.75           24    6 mo.s interest less 20% obal          5/1/2006           6
  33790916    6ML    4.125       3        5.5     11.5           24    6 mo.s interest less 20% obal          5/1/2006           6
  32909616    6ML    3.625       3       6.25    12.25           24    6 mo.s interest less 20% obal          5/1/2006           6
  33739509    6ML    3.875       3      5.625   11.625           36    6 mo.s interest less 20% obal          5/1/2009           6
  34095570    6ML        4       3       5.25    11.25           24    6 mo.s interest less 20% obal          5/1/2006           6
4000142303    6ML    4.875       3      5.625   11.625           24    6 mo.s interest less 20% obal          5/1/2006           6
  33914144    6ML      5.5       3      6.625   12.625           24    6 mo.s interest less 20% obal          5/1/2006           6
4000144367    6ML    6.375       3      8.125   14.125            0    None                                   5/1/2006           6
  34242107    6ML      5.5       3        6.5     12.5           24    6 mo.s interest less 20% obal          5/1/2006           6
  34204222    6ML      6.5       3      7.375   13.375           36    min (2% prepaid, 60 days interest)     5/1/2006           6
  33914391    6ML     6.25       3        7.5     13.5           24    6 mo.s interest less 20% obal          5/1/2006           6
  33951971    6ML    3.875       3       5.25    11.25           24    6 mo.s interest less 20% obal          5/1/2006           6
  34008151    6ML      6.5       3        7.5     13.5           24    6 mo.s interest less 20% obal          5/1/2006           6
  33839721    6ML    5.625       3      6.875   12.875           24    6 mo.s interest less 20% obal          5/1/2006           6
  34222687    6ML        4       3      5.375   11.375           36    6 mo.s interest less 20% obal          5/1/2007           6
  33719212    6ML    5.875       3      6.625   12.625           24    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  33374430    6ML    4.875       3        6.5     12.5           24    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  34192740    6ML    5.375       3      6.875   12.875            0    None                                   5/1/2006           6
  33827502    6ML      4.5       3      6.875   12.875            0    None                                   5/1/2006           6
  33968934    6ML    3.625       3          5       11           36    6 mo.s interest less 20% obal          5/1/2006           6
  34165308    6ML    6.625       3        8.5     14.5           24    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  32920670    6ML    5.375       3      6.625   12.625           24    6 mo.s interest less 20% obal          5/1/2006           6
  34186379    6ML    5.125       3        6.5     12.5            0    None                                   5/1/2007           6
  31142359    6ML     5.75       3      7.625   13.625           24    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  33374810    6ML    5.875       3       6.25    12.25           36    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  33918160    6ML     5.75       3      6.625   12.625           36    6 mo.s interest less 20% obal          5/1/2007           6
4000143099    6ML     3.75       3      5.125   11.125           24    6 mo.s interest less 20% obal          5/1/2006           6
  33957762    6ML    5.375       3       6.99    12.99           24    6 mo.s interest less 20% obal          5/1/2006           6
  33211632    6ML     4.75       3       5.99    11.99           24    6 mo.s interest less 20% obal          5/1/2006           6
  33473083    6ML    4.875       3       5.99    11.99           24    6 mo.s interest less 20% obal          5/1/2006           6
  34184630    6ML     4.75       3      6.375   12.375            0    None                                   5/1/2006           6

              PAYMENT
               RESET
  LOANID     FREQUENCY   PURPOSE    DIV   IO   IOTERM
-----------------------------------------------------
  33918608       6       C/O Refi   N     Y      60
  33815697       6       C/O Refi   N     N       0
  33853078       6       Purchase   N     Y      60
  33240037       6       C/O Refi   N     Y      60
  33357732       6       Purchase   N     N       0
  33625179       6       C/O Refi   N     N       0
  33840976       6       C/O Refi   N     N       0
  31142508       6       C/O Refi   N     N       0
  33835844       6       Purchase   N     Y      60
  34323220       6       Purchase   N     Y      60
  33478587       6       C/O Refi   N     Y      60
  33839192       6       C/O Refi   N     N       0
  33835042       6       Purchase   N     Y      60
  33866427       6       C/O Refi   N     Y      60
  33625559       6       Purchase   N     N       0
  33427428       6       Purchase   N     N       0
  33626979       6       C/O Refi   N     N       0
  33748781       6       Purchase   N     Y      60
  34189811       6       Purchase   N     N       0
  34063149       6       Purchase   N     N       0
  34147231       6       Purchase   N     N       0
4000134401       6       C/O Refi   N     Y      60
  34129650       6       Purchase   N     N       0
  33719261       6       Purchase   N     N       0
4000124995       6       Purchase   N     N       0
  33867763       6       C/O Refi   N     N       0
  33945023       6       R/T Refi   N     N       0
  34111955       6       C/O Refi   N     Y      60
4000127532       6       Purchase   N     Y      60
  33992694       6       Purchase   N     Y      60
  33749003       6       R/T Refi   N     N       0
  33518853       6       Purchase   N     Y      60
  34112342       6       C/O Refi   N     N       0
  32919821       6       Purchase   N     Y      60
  33790916       6       Purchase   N     Y      60
  32909616       6       Purchase   N     N       0
  33739509       6       Purchase   N     Y      60
  34095570       6       C/O Refi   N     N       0
4000142303       6       Purchase   N     Y      60
  33914144       6       Purchase   N     N       0
4000144367       6       Purchase   N     Y      60
  34242107       6       Purchase   N     Y      60
  34204222       6       C/O Refi   N     N       0
  33914391       6       C/O Refi   N     Y      60
  33951971       6       Purchase   N     Y      60
  34008151       6       Purchase   N     N       0
  33839721       6       Purchase   N     Y      60
  34222687       6       Purchase   N     Y      60
  33719212       6       Purchase   N     N       0
  33374430       6       C/O Refi   N     Y      60
  34192740       6       Purchase   N     Y      60
  33827502       6       Purchase   N     N       0
  33968934       6       C/O Refi   N     Y      60
  34165308       6       Purchase   N     N       0
  32920670       6       C/O Refi   N     N       0
  34186379       6       Purchase   N     Y      60
  31142359       6       C/O Refi   N     N       0
  33374810       6       C/O Refi   N     N       0
  33918160       6       Purchase   N     Y      60
4000143099       6       Purchase   N     Y      60
  33957762       6       C/O Refi   N     N       0
  33211632       6       Purchase   N     Y      60
  33473083       6       Purchase   N     Y      60
  34184630       6       Purchase   N     Y      60

                                      D-1-2

                                                                PROPERTY                                ORIGINAL    ORIGINATION
  LOANID                CITY              ZIP    STATE            TYPE                OCCUPANCY           TERM          DATE
-------------------------------------------------------------------------------------------------------------------------------
  34191114   OAK GROVE                   42262     KY    Single Family            Owner Occupied       12/25/1900    4/30/2004
4000139693   ONTARIO                     91762     CA    Single Family            Owner Occupied       12/25/1900    4/21/2004
  33495870   SACRAMENTO                  95833     CA    Single Family            Owner Occupied       12/25/1900    4/15/2004
  33958521   FRESNO                      93728     CA    Single Family            Owner Occupied       12/25/1900    4/26/2004
  34144444   TALENT                      97540     OR    Single Family            Owner Occupied       12/25/1900    4/14/2004
  33988338   WESTON                      33326     FL    Single Family            Owner Occupied       12/25/1900    4/27/2004
  34242529   ORANGE PARK                 32003     FL    Single Family            Owner Occupied       12/25/1900    4/30/2004
  34007013   HOUSTON                     77073     TX    PUD                      Owner Occupied       12/25/1900    4/20/2004
  33474909   CASTAIC AREA                91384     CA    Single Family            Owner Occupied       12/25/1900    4/22/2004
4000138331   WATERBURY                    6708     CT    Single Family            Owner Occupied       12/25/1900     5/3/2004
4000138371   MILWAUKEE                   53227     WI    Single Family            Owner Occupied       12/25/1900    4/17/2004
  34162909   CARY                        60013     IL    Single Family            Owner Occupied       12/25/1900    4/30/2004
  33862020   EAU CLAIRE                  54703     WI    Single Family            Owner Occupied       12/25/1900    4/19/2004
  34204263   LINO LAKES                  55014     MN    PUD                      Owner Occupied       12/25/1900    4/26/2004
  32314007   ROSEVILLE                   48066     MI    Single Family            Owner Occupied       12/25/1900    4/21/2004
  33240748   GARDNERVILLE                89460     NV    Single Family            Owner Occupied       12/25/1900    4/21/2004
  33117201   EDEN PRAIRIE                55347     MN    PUD                      Owner Occupied       12/25/1900    4/30/2004
  33575036   KEIZER                      97303     OR    Single Family            Owner Occupied       12/25/1900    4/23/2004
  33473588   CARMICHAEL                  95608     CA    Single Family            Owner Occupied       12/25/1900    4/23/2004
  33413832   RANCHO CUCAMONGA            91730     CA    Single Family            Owner Occupied       12/25/1900    4/12/2004
  33953647   SAN DIEGO                   92126     CA    Condo                    Owner Occupied       12/25/1900    4/21/2004
  33863267   MILWAUKEE                   53206     WI    Single Family            Owner Occupied       12/25/1900    4/26/2004
  33967852   AURORA                      80013     CO    Single Family            Owner Occupied       12/25/1900    4/30/2004
  33956467   SAN DIEGO                   92119     CA    Condo                    Non-Owner Occupied   12/25/1900    4/27/2004
4000143054   TWAIN HARTE                 95383     CA    Single Family            Second Home          12/25/1900    4/21/2004
  34123117   XENIA                       45385     OH    Single Family            Owner Occupied       12/25/1900    4/29/2004
  33626227   CHINA TWP                   48054     MI    Single Family            Owner Occupied       12/25/1900    4/26/2004
  34284711   MENIFEE                     92586     CA    PUD                      Non-Owner Occupied   12/25/1900    4/28/2004
  32676702   NEW LISBON                  53959     WI    Single Family            Owner Occupied       12/25/1900    4/24/2004
  34203158   EVELETH                     55734     MN    Single Family            Owner Occupied       12/25/1900    4/26/2004
  34027003   WHITMAN                      2382     MA    Multi Family - 2 Units   Owner Occupied       12/25/1900    4/30/2004
  33984519   HOLLYWOOD                   33024     FL    Condo                    Owner Occupied       12/25/1900    4/26/2004
  33358276   CONWAY                      29526     SC    PUD                      Owner Occupied       12/25/1900    4/30/2004
  34263335   SPRING                      77381     TX    PUD                      Owner Occupied       12/25/1900    4/30/2004
  33974130   ELBERT                      80106     CO    Single Family            Owner Occupied       12/25/1900    4/30/2004
  33718321   CHICAGO                     60644     IL    Multi Family - 2 Units   Owner Occupied       12/25/1900    4/26/2004
  33456526   LAWNSIDE                     8045     NJ    Single Family            Owner Occupied       12/25/1900    4/22/2004
  33972167   DENVER                      80229     CO    Single Family            Owner Occupied       12/25/1900    4/26/2004
  33624750   CENTERLINE                  48015     MI    Single Family            Owner Occupied       12/25/1900    4/16/2004
  34284190   SUN CITY                    92586     CA    Single Family            Owner Occupied       12/25/1900    4/29/2004
  34202515   NORTH BRANCH                55056     MN    Single Family            Non-Owner Occupied   12/25/1900    4/29/2004
  33985482   HIALEAH                     33012     FL    Condo                    Owner Occupied       12/25/1900    4/27/2004
  33971979   PALMER LAKE                 80133     CO    Single Family            Owner Occupied       12/25/1900    4/30/2004
  33720087   FORT WAYNE                  46806     IN    Single Family            Owner Occupied       12/25/1900    4/26/2004
4000109066   ONALASKA                    54650     WI    Single Family            Owner Occupied       12/25/1900    4/30/2004
  34137034   GRANVILLE                   43023     OH    Single Family            Owner Occupied       12/25/1900    4/30/2004
  33454893   DOWNINGTOWN                 19335     PA    Single Family            Owner Occupied       12/25/1900    4/23/2004
  33967928   FT COLLINS                  80526     CO    Single Family            Owner Occupied       12/25/1900    4/29/2004
  33094848   PLYMOUTH                     2360     MA    Single Family            Owner Occupied       12/25/1900    4/30/2004
  34023531   WOONSOCKET                   2895     RI    Single Family            Owner Occupied       12/25/1900    4/21/2004
  33356940   PINEVILLE                   28134     NC    PUD                      Owner Occupied       12/25/1900    4/26/2004
  34183038   DOUGLASVILLE                30134     GA    Single Family            Owner Occupied       12/25/1900    4/23/2004
  33239070   RENO                        89506     NV    PUD                      Owner Occupied       12/25/1900    4/16/2004
  33557943   CHULA VISTA                 91910     CA    Condo                    Owner Occupied       12/25/1900    4/28/2004
4000136619   PAINESVILLE                 44077     OH    Condo                    Owner Occupied       12/25/1900    4/16/2004
  33716457   SPRINGFIELD                 62704     IL    Single Family            Owner Occupied       12/25/1900    4/22/2004
  34083444   LANCASTER                   93535     CA    Single Family            Owner Occupied       12/25/1900    4/19/2004
  33888546   SPOTSYLVANIA                22553     VA    PUD                      Owner Occupied       12/25/1900    4/26/2004
  33890492   CENTREVILLE                 20121     VA    Condo                    Owner Occupied       12/25/1900    4/23/2004
4000137207   SUWANEE                     30024     GA    PUD                      Owner Occupied       12/25/1900    4/28/2004
  33319021   DENVER                      80249     CO    PUD                      Owner Occupied       12/25/1900    4/30/2004
  33733833   LOS ANGELES                 90043     CA    Single Family            Non-Owner Occupied   12/25/1900    4/13/2004
  34203141   FARIBAULT                   55021     MN    Single Family            Owner Occupied       12/25/1900    4/23/2004
  33714494   CHICAGO                     60639     IL    Single Family            Owner Occupied       12/25/1900    4/16/2004

                                                                                            PAID        ORIGINAL
               FIRST    MATURITY    REMAINING   ORIGINAL   SCHEDULED                        THRU     COMBINED LOAN       OTS
  LOANID     PAY DATE     DATE        TERM       BALANCE    BALANCE     RATE     P&I        DATE        TO VALUE     DELINQUENCY
--------------------------------------------------------------------------------------------------------------------------------
  34191114   6/1/2004   5/1/2034          359     58000     57894.85     6.5     366.60   6/1/2004             80        0-29
4000139693   6/1/2004   5/1/2034          359    260000    259455.78    5.75   1,517.29   6/1/2004    78.78787879        0-29
  33495870   6/1/2004   5/1/2034          359    169000       169000   5.625     792.19   6/1/2004    72.22222222        0-29
  33958521   6/1/2004   5/1/2034          358    176000       176000    5.75     843.33   7/1/2004             80        0-29
  34144444   6/1/2004   5/1/2034          359    273600       273600   5.875   1,339.50   6/1/2004             80        0-29
  33988338   6/1/2004   5/1/2034          359    255200       255200    5.25   1,116.50   6/1/2004             80        0-29
  34242529   6/1/2004   5/1/2034          359    112500    112340.67    7.75     805.97   6/1/2004             90        0-29
  34007013   6/1/2004   5/1/2034          358    131150    130874.46       6     786.32   7/1/2004    88.61486486        0-29
  33474909   6/1/2004   5/1/2034          358    292800       292800   5.625   1,372.50   7/1/2004             80        0-29
4000138331   7/1/2004   6/1/2034          360    120800       120800   5.875     591.42   7/1/2004             80        0-29
4000138371   6/1/2004   5/1/2034          359     69000     68848.38     5.5     391.77   6/1/2004    78.40909091        0-29
  34162909   6/1/2004   5/1/2034          358    313500    312886.27    7.25   2,138.63   7/1/2004             95        0-29
  33862020   6/1/2004   5/1/2034          359     99750     99569.15     6.5     630.49   6/1/2004             95        0-29
  34204263   6/1/2004   5/1/2034          359    130000    129801.55   7.375     897.88   6/1/2004    84.41558442        0-29
  32314007   6/1/2004   5/1/2034          359     89600     89403.64   7.625     634.19   6/1/2004     74.9790795        0-29
  33240748   6/1/2004   5/1/2034          359    145500    145241.96   6.625     931.66   6/1/2004    69.95192308        0-29
  33117201   6/1/2004   5/1/2034          359    302400       302400   5.125   1,291.50   6/1/2004             80        0-29
  33575036   6/1/2004   5/1/2034          359    144000       144000   7.875     945.00   6/1/2004             90        0-29
  33473588   6/1/2004   5/1/2034          358    194000    193621.92   6.125   1,178.77   7/1/2004    68.79432624        0-29
  33413832   6/1/2004   5/1/2034          359    283200       283200    5.75   1,357.00   6/1/2004             80        0-29
  33953647   6/1/2004   5/1/2034          359    220000       220000   5.125     939.58   6/1/2004             80        0-29
  33863267   6/1/2004   5/1/2034          358     50150     49891.34    8.75     394.54   7/1/2004    87.98245614        0-29
  33967852   6/1/2004   5/1/2034          359    152000       152000   5.875     744.17   6/1/2004             80        0-29
  33956467   6/1/2004   5/1/2034          359    179900       179900   6.875   1,030.68   6/1/2004             70        0-29
4000143054   6/1/2004   5/1/2034          359    204300       204300       6   1,021.50   6/1/2004             90        0-29
  34123117   6/1/2004   5/1/2034          359     93150     93042.41    8.75     732.82   6/1/2004             90        0-29
  33626227   6/1/2004   5/1/2034          358    175000    174745.15   7.625   1,238.64   7/1/2004    72.31404959        0-29
  34284711   6/1/2004   5/1/2034          359    265500       265500    6.75   1,493.44   6/1/2004             90        0-29
  32676702   6/1/2004   5/1/2034          359     72000     71898.03    7.75     515.82   6/1/2004    53.45211581        0-29
  34203158   6/1/2004   5/1/2034          359     41650     41599.34     8.5     320.26   6/1/2004             85        0-29
  34027003   6/1/2004   5/1/2034          359    362000     361592.6   8.875   2,880.24   6/1/2004            100        0-29
  33984519   6/1/2004   5/1/2034          359     70800     70699.74    7.75     507.22   6/1/2004             80        0-29
  33358276   6/1/2004   5/1/2034          359     94950        94950   6.875     543.98   6/1/2004     79.9915754        0-29
  34263335   6/1/2004   5/1/2034          359     99750     99585.67    6.99     662.97   6/1/2004             95        0-29
  33974130   6/1/2004   5/1/2034          359    191920       191920     5.5     879.63   6/1/2004             80        0-29
  33718321   6/1/2004   5/1/2034          358    148500    148249.77   6.875     975.54   7/1/2004             90        0-29
  33456526   6/1/2004   5/1/2034          359    212300       212300   8.375   1,481.68   6/1/2004    87.41301931        0-29
  33972167   6/1/2004   5/1/2034          359    139200       139200     6.5     754.00   6/1/2004             80        0-29
  33624750   6/1/2004   5/1/2034          359    128000       128000   7.625     813.33   6/1/2004    84.76821192        0-29
  34284190   6/1/2004   5/1/2034          359    244000    243976.67       6   1,220.00   6/1/2004             80        0-29
  34202515   6/1/2004   5/1/2034          359     87000     86876.79    7.75     623.28   6/1/2004    45.07772021        0-29
  33985482   6/1/2004   5/1/2034          359    101700       101700   8.625     730.97   6/1/2004             90        0-29
  33971979   6/1/2004   5/1/2034          359    212000       212000    5.25     927.50   6/1/2004             80        0-29
  33720087   6/1/2004   5/1/2034          359     73150     73035.51    7.25     499.02   6/1/2004             95        0-29
4000109066   6/1/2004   5/1/2034          359    108500    108342.44   7.625     767.96   6/1/2004            100        0-29
  34137034   6/1/2004   5/1/2034          358    114950     114708.5    5.99     688.45   7/1/2004    79.99304106        0-29
  33454893   6/1/2004   5/1/2034          359    140600    140379.98    7.25     959.14   6/1/2004             95        0-29
  33967928   6/1/2004   5/1/2034          359    167900       167900    5.25     734.56   6/1/2004    79.99047165        0-29
  33094848   6/1/2004   5/1/2034          359    235600       235600    6.25   1,227.08   6/1/2004             80        0-29
  34023531   6/1/2004   5/1/2034          359    151100       151100   6.625     834.20   6/1/2004          75.55        0-29
  33356940   6/1/2004   5/1/2034          359    142300    142065.56    6.99     945.78   6/1/2004    89.98242086        0-29
  34183038   6/1/2004   5/1/2034          358    109900    109747.71   8.125     816.01   7/1/2004            100        0-29
  33239070   6/1/2004   5/1/2034          359    149600       149600    6.25     779.17   6/1/2004             80        0-29
  33557943   6/1/2004   5/1/2034          358    292000       292000    5.25   1,277.50   7/1/2004             80        0-29
4000136619   6/1/2004   5/1/2034          359     48000      47910.3   6.375     299.46   6/1/2004             75        0-29
  33716457   6/1/2004   5/1/2034          359     61500     61450.81   7.125     365.16   6/1/2004             82        0-29
  34083444   6/1/2004   5/1/2034          359     81500     81365.73    6.99     541.68   6/1/2004    49.39393939        0-29
  33888546   6/1/2004   5/1/2034          359    168300    168043.08   7.375   1,162.41   6/1/2004             90        0-29
  33890492   6/1/2004   5/1/2034          359    157500    157271.06   7.625   1,114.78   6/1/2004    92.64705882        0-29
4000137207   6/1/2004   5/1/2034          359    284000       284000   4.625   1,094.58   6/1/2004             80        0-29
  33319021   6/1/2004   5/1/2034          359    139000       139000    5.75     666.04   6/1/2004    79.99401484        0-29
  33733833   6/1/2004   5/1/2034          358    189000       189000   6.875   1,082.81   7/1/2004             90        0-29
  34203141   6/1/2004   5/1/2034          358    135000       135000       7     787.50   7/1/2004    88.23529412        0-29
  33714494   6/1/2004   5/1/2034          359    129500    129270.85   6.625     829.21   6/1/2004    64.10891089        0-29

                              INITIAL                     PREPAYMENT                                        FIRST RATE   RATE RESET
  LOANID     INDEX   MARGIN     CAP     FLOOR   CEILING      TERM              PREPAYMENT PENALTY           RESET DATE    FREQUENCY
-----------------------------------------------------------------------------------------------------------------------------------
  34191114    6ML    5.375       3        6.5     12.5           24    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
4000139693    6ML    4.625       3       5.75    11.75           24    6 mo.s interest less 20% obal          5/1/2006           6
  33495870    6ML    3.875       3      5.625   11.625           36    6 mo.s interest less 20% obal          5/1/2007           6
  33958521    6ML      4.5       3       5.75    11.75           24    6 mo.s interest less 20% obal          5/1/2006           6
  34144444    6ML        4       3      5.875   11.875           24    6 mo.s interest less 20% obal          5/1/2009           6
  33988338    6ML     3.75       3       5.25    11.25           24    6 mo.s interest less 20% obal          5/1/2006           6
  34242529    6ML      6.5       3       7.75    13.75           12    6 mo.s interest less 20% obal          5/1/2006           6
  34007013    6ML    5.125       3          6       12           24    6 mo.s interest less 20% obal          5/1/2006           6
  33474909    6ML    3.875       3      5.625   11.625           36    6 mo.s interest less 20% obal          5/1/2009           6
4000138331    6ML    4.375       3      5.875   11.875           24    6 mo.s interest less 20% obal          6/1/2006           6
4000138371    6ML     4.25       3        5.5     11.5           36    6 mo.s interest less 20% obal          5/1/2006           6
  34162909    6ML     4.75       3       7.25    13.25            0    None                                   5/1/2006           6
  33862020    6ML     5.75       3        6.5     12.5           24    6 mo.s interest less 20% obal          5/1/2006           6
  34204263    6ML        6       3      7.375   13.375           36    min (2% prepaid, 60 days interest)     5/1/2006           6
  32314007    6ML    5.625       3      7.625   13.625           36    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  33240748    6ML     4.75       3      6.625   12.625           24    6 mo.s interest less 20% obal          5/1/2006           6
  33117201    6ML      3.5       3      5.125   11.125           36    min (2% prepaid, 60 days interest)     5/1/2009           6
  33575036    6ML    6.375       3      7.875   13.875           24    6 mo.s interest less 20% obal          5/1/2006           6
  33473588    6ML    4.375       3      6.125   12.125           24    6 mo.s interest less 20% obal          5/1/2006           6
  33413832    6ML    3.875       3       5.75    11.75           24    6 mo.s interest less 20% obal          5/1/2009           6
  33953647    6ML    3.875       3      5.125   11.125           36    6 mo.s interest less 20% obal          5/1/2006           6
  33863267    6ML     7.25       3       8.75    14.75           24    6 mo.s interest less 20% obal          5/1/2006           6
  33967852    6ML      4.5       3      5.875   11.875           24    6 mo.s interest less 20% obal          5/1/2006           6
  33956467    6ML    4.625       3      6.875   12.875           24    6 mo.s interest less 20% obal          5/1/2006           6
4000143054    6ML    4.875       3          6       12           36    6 mo.s interest less 20% obal          5/1/2009           6
  34123117    6ML      7.5       3       8.75    14.75           24    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  33626227    6ML    5.125       3      7.625   13.625           12    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  34284711    6ML        5       3       6.75    12.75           24    6 mo.s interest less 20% obal          5/1/2006           6
  32676702    6ML     5.75       3       7.75    13.75           24    6 mo.s interest less 20% obal          5/1/2006           6
  34203158    6ML    6.875       3        8.5     14.5           24    min (2% prepaid, 60 days interest)     5/1/2006           6
  34027003    6ML    6.625       3      8.875   14.875           24    6 mo.s interest less 20% obal          5/1/2006           6
  33984519    6ML    5.875       3       7.75    13.75           24    6 mo.s interest less 20% obal          5/1/2006           6
  33358276    6ML        6       3      6.875   12.875            0    None                                   5/1/2006           6
  34263335    6ML    6.375       3       6.99    12.99           24    6 mo.s interest less 20% obal          5/1/2006           6
  33974130    6ML    4.125       3        5.5     11.5           24    6 mo.s interest less 20% obal          5/1/2006           6
  33718321    6ML        6       3      6.875   12.875           36    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  33456526    6ML      6.5       3      8.375   14.375            0    None                                   5/1/2006           6
  33972167    6ML        5       3        6.5     12.5           36    6 mo.s interest less 20% obal          5/1/2007           6
  33624750    6ML        6       3      7.625   13.625           24    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  34284190    6ML    4.625       3          6       12           24    6 mo.s interest less 20% obal          5/1/2006           6
  34202515    6ML     4.25       3       7.75    13.75           36    min (2% prepaid, 60 days interest)     5/1/2006           6
  33985482    6ML    6.375       3      8.625   14.625           24    6 mo.s interest less 20% obal          5/1/2009           6
  33971979    6ML        4       3       5.25    11.25           24    6 mo.s interest less 20% obal          5/1/2006           6
  33720087    6ML    4.875       3       7.25    13.25           24    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
4000109066    6ML        5       3      7.625   13.625           36    6 mo.s interest less 20% obal          5/1/2007           6
  34137034    6ML        5       3       5.99    11.99           36    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  33454893    6ML    6.375       3       7.25    13.25           24    6 mo.s interest less 20% obal          5/1/2006           6
  33967928    6ML    3.875       3       5.25    11.25           24    6 mo.s interest less 20% obal          5/1/2006           6
  33094848    6ML    4.875       3       6.25    12.25           24    6 mo.s interest less 20% obal          5/1/2006           6
  34023531    6ML     5.25       3      6.625   12.625           24    6 mo.s interest less 20% obal          5/1/2006           6
  33356940    6ML     5.75       3       6.99    12.99            0    None                                   5/1/2006           6
  34183038    6ML    5.375       3      8.125   14.125            0    None                                   5/1/2006           6
  33239070    6ML    4.625       3       6.25    12.25           24    6 mo.s interest less 20% obal          5/1/2006           6
  33557943    6ML      3.5       3       5.25    11.25           36    6 mo.s interest less 20% obal          5/1/2007           6
4000136619    6ML        5       3      6.375   12.375           36    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  33716457    6ML    5.625       3      7.125   13.125           24    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  34083444    6ML     5.25       3       6.99    12.99           24    6 mo.s interest less 20% obal          5/1/2006           6
  33888546    6ML     6.75       3      7.375   13.375           24    6 mo.s interest less 20% obal          5/1/2006           6
  33890492    6ML     6.75       3      7.625   13.625           24    6 mo.s interest less 20% obal          5/1/2006           6
4000137207    6ML      3.5       3      4.625   10.625            0    None                                   5/1/2006           6
  33319021    6ML     4.25       3       5.75    11.75           24    6 mo.s interest less 20% obal          5/1/2006           6
  33733833    6ML    5.125       3      6.875   12.875           24    6 mo.s interest less 20% obal          5/1/2006           6
  34203141    6ML        5       3          7       13           24    min (2% prepaid, 60 days interest)     5/1/2006           6
  33714494    6ML     4.75       3      6.625   12.625           24    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6

              PAYMENT
               RESET
  LOANID     FREQUENCY   PURPOSE    DIV   IO   IOTERM
-----------------------------------------------------
  34191114       6       Purchase   N     N       0
4000139693       6       R/T Refi   N     N       0
  33495870       6       C/O Refi   N     Y      60
  33958521       6       Purchase   N     Y      60
  34144444       6       C/O Refi   N     Y      60
  33988338       6       Purchase   N     Y      60
  34242529       6       Purchase   N     N       0
  34007013       6       R/T Refi   N     N       0
  33474909       6       Purchase   N     Y      60
4000138331       6       Purchase   N     Y      60
4000138371       6       R/T Refi   N     N       0
  34162909       6       Purchase   N     N       0
  33862020       6       C/O Refi   N     N       0
  34204263       6       C/O Refi   N     N       0
  32314007       6       C/O Refi   N     N       0
  33240748       6       C/O Refi   N     N       0
  33117201       6       Purchase   N     Y      60
  33575036       6       Purchase   N     Y      60
  33473588       6       C/O Refi   N     N       0
  33413832       6       Purchase   N     Y      60
  33953647       6       Purchase   N     Y      60
  33863267       6       C/O Refi   N     N       0
  33967852       6       Purchase   N     Y      60
  33956467       6       C/O Refi   N     Y      60
4000143054       6       Purchase   N     Y      60
  34123117       6       Purchase   N     N       0
  33626227       6       C/O Refi   N     N       0
  34284711       6       Purchase   N     Y      60
  32676702       6       C/O Refi   N     N       0
  34203158       6       C/O Refi   N     N       0
  34027003       6       Purchase   N     N       0
  33984519       6       C/O Refi   N     N       0
  33358276       6       Purchase   N     Y      60
  34263335       6       Purchase   N     N       0
  33974130       6       Purchase   N     Y      60
  33718321       6       C/O Refi   N     N       0
  33456526       6       Purchase   N     Y      60
  33972167       6       Purchase   N     Y      60
  33624750       6       C/O Refi   N     Y      60
  34284190       6       Purchase   N     Y      60
  34202515       6       C/O Refi   N     N       0
  33985482       6       Purchase   N     Y      60
  33971979       6       Purchase   N     Y      60
  33720087       6       R/T Refi   N     N       0
4000109066       6       Purchase   N     N       0
  34137034       6       Purchase   N     N       0
  33454893       6       Purchase   N     N       0
  33967928       6       Purchase   N     Y      60
  33094848       6       Purchase   N     Y      60
  34023531       6       R/T Refi   N     Y      60
  33356940       6       R/T Refi   N     N       0
  34183038       6       Purchase   N     N       0
  33239070       6       Purchase   N     Y      60
  33557943       6       Purchase   N     Y      60
4000136619       6       C/O Refi   N     N       0
  33716457       6       Purchase   N     Y      60
  34083444       6       C/O Refi   N     N       0
  33888546       6       R/T Refi   N     N       0
  33890492       6       C/O Refi   N     N       0
4000137207       6       Purchase   N     Y      60
  33319021       6       Purchase   N     Y      60
  33733833       6       Purchase   N     Y      60
  34203141       6       R/T Refi   N     Y      60
  33714494       6       C/O Refi   N     N       0

                                      D-1-3

                                                                PROPERTY                                ORIGINAL    ORIGINATION
  LOANID                CITY              ZIP    STATE            TYPE                OCCUPANCY           TERM          DATE
-------------------------------------------------------------------------------------------------------------------------------
  34247171   SPRING HILL                 34608     FL    Single Family            Owner Occupied       12/25/1900    4/30/2004
4000129103   PUYALLUP                    98371     WA    Single Family            Owner Occupied       12/25/1900    4/26/2004
  33972852   MORRISON                    80465     CO    Single Family            Owner Occupied       12/25/1900    4/30/2004
4000132867   CONCORD                     94521     CA    Condo                    Owner Occupied       12/25/1900    4/29/2004
  33119017   BRAINERD                    55426     MN    Single Family            Owner Occupied       12/25/1900    4/30/2004
  33539263   MARIENVILLE                 16239     PA    Single Family            Owner Occupied       12/25/1900    4/26/2004
  33963299   PARKER                      80138     CO    PUD                      Owner Occupied       12/25/1900    4/23/2004
  33846916   WEST JORDAN                 84084     UT    Single Family            Owner Occupied       12/25/1900    4/29/2004
  33953472   SAN JACINTO                 92583     CA    Single Family            Owner Occupied       12/25/1900    4/16/2004
  33891045   BRYANS ROAD                 20616     MD    PUD                      Owner Occupied       12/25/1900    4/30/2004
4000140704   PITTSBURG                   94565     CA    Single Family            Owner Occupied       12/25/1900    4/20/2004
  33085200   KENNEBUNK                    4043     ME    Condo                    Owner Occupied       12/25/1900    4/23/2004
  33239351   LAS VEGAS                   89141     NV    PUD                      Non-Owner Occupied   12/25/1900    4/13/2004
  33560871   MORENO VALLEY               92551     CA    Single Family            Owner Occupied       12/25/1900    4/14/2004
  33622598   FLINT                       48503     MI    Single Family            Owner Occupied       12/25/1900    4/23/2004
  33821950   JONESBORO                   30236     GA    Single Family            Owner Occupied       12/25/1900    4/23/2004
  33918723   COCOA                       32927     FL    Single Family            Owner Occupied       12/25/1900    4/23/2004
  33920646   CHULUOTA                    32766     FL    PUD                      Owner Occupied       12/25/1900    4/30/2004
  33986985   MIRAMAR                     33025     FL    PUD                      Owner Occupied       12/25/1900    4/16/2004
  34023374   WESTBROOK                    4092     ME    Single Family            Owner Occupied       12/25/1900    4/26/2004
  34090209   LOS ANGELES                 90043     CA    Multi Family - 3 Units   Owner Occupied       12/25/1900    4/19/2004
4000137174   SANTA ANA                   92704     CA    Condo                    Owner Occupied       12/25/1900    4/24/2004
  33889791   RICHMOND                    23233     VA    Single Family            Owner Occupied       12/25/1900    4/30/2004
  33985169   FORT LAUDERDALE             33321     FL    PUD                      Owner Occupied       12/25/1900    4/30/2004
  33970534   DENVER                      80209     CO    Single Family            Owner Occupied       12/25/1900    4/30/2004
  34135566   VERONA                      15147     PA    Single Family            Owner Occupied       12/25/1900    4/30/2004
  34243451   HOLMES BEACH                34217     FL    PUD                      Owner Occupied       12/25/1900    4/26/2004
  33850199   SANDY,                      84092     UT    Single Family            Owner Occupied       12/25/1900    4/21/2004
  33847138   BOUNTIFUL                   84010     UT    Single Family            Owner Occupied       12/25/1900    4/26/2004
  33546797   SAN DIEGO                   92114     CA    Single Family            Owner Occupied       12/25/1900     4/6/2004
  33983727   MIAMI                       33157     FL    Condo                    Owner Occupied       12/25/1900    4/27/2004
  34167932   SCHAUMBURG                  60194     IL    Condo                    Owner Occupied       12/25/1900    4/26/2004
  34203810   CRYSTAL                     55422     MN    Single Family            Owner Occupied       12/25/1900    4/30/2004
  33319963   GOLDEN                      80401     CO    Single Family            Non-Owner Occupied   12/25/1900    4/19/2004
  33746496   SEATTLE                     98103     WA    Single Family            Owner Occupied       12/25/1900    4/16/2004
  33911868   BRADENTON                   34203     FL    Single Family            Owner Occupied       12/25/1900    4/23/2004
  34128736   FAIRFIELD                   45014     OH    Single Family            Owner Occupied       12/25/1900    4/16/2004
  33852351   WEST JORDAN                 84084     UT    Single Family            Owner Occupied       12/25/1900    4/29/2004
  33357906   DURHAM                      27703     NC    Single Family            Owner Occupied       12/25/1900    4/29/2004
4000142449   SALIDA                      95368     CA    Single Family            Owner Occupied       12/25/1900    4/23/2004
  33721713   AURORA                      60505     IL    Single Family            Owner Occupied       12/25/1900    4/21/2004
  33711524   HENDERSON                   61439     IL    Single Family            Owner Occupied       12/25/1900    4/26/2004
4000135196   RIVERBANK                   95367     CA    Single Family            Non-Owner Occupied   12/25/1900    4/21/2004
  33095829   TORRINGTON                   6790     CT    Single Family            Owner Occupied       12/25/1900    4/21/2004
  33950833   LOS BANOS                   93635     CA    Single Family            Owner Occupied       12/25/1900    4/14/2004
  34248146   ORANGE PARK                 32065     FL    PUD                      Owner Occupied       12/25/1900    4/30/2004
  34026229   TEWKSBURY                    1876     MA    Single Family            Owner Occupied       12/25/1900    4/30/2004
  33478645   OXNARD                      93033     CA    Single Family            Owner Occupied       12/25/1900    4/26/2004
  34025239   VERNON                       6066     CT    Single Family            Owner Occupied       12/25/1900    4/30/2004
  34193573   MARIETTA                    30066     GA    Single Family            Owner Occupied       12/25/1900    4/30/2004
  33949686   SAN DIEGO                   92126     CA    Condo                    Owner Occupied       12/25/1900    4/19/2004
  33375114   BELLEVILLE                  48111     MI    Single Family            Owner Occupied       12/25/1900    4/26/2004
  33684432   WINTON                      95388     CA    Single Family            Owner Occupied       12/25/1900    4/20/2004
  34095398   WILMINGTON                  90744     CA    Multi Family - 2 Units   Owner Occupied       12/25/1900    4/28/2004
  33477597   SANTA CLARITA               91351     CA    Condo                    Owner Occupied       12/25/1900    4/26/2004
  34202408   BLAINE                      55434     MN    Single Family            Owner Occupied       12/25/1900    4/19/2004
  34116483   HIGHLAND                    92346     CA    Single Family            Owner Occupied       12/25/1900    4/21/2004
  33845371   GREEN RIVER                 82935     WY    Single Family            Owner Occupied       12/25/1900    4/23/2004
  32378135   PORTLAND                    97206     OR    Single Family            Owner Occupied       12/25/1900    4/27/2004
  33794181   STOCKTON                    95203     CA    Single Family            Owner Occupied       12/25/1900    4/28/2004
  34162768   COLUMBIA                    65202     MO    Single Family            Owner Occupied       12/25/1900    4/29/2004
  34203612   BURNSVILLE                  55306     MN    Multi Family - 2 Units   Owner Occupied       12/25/1900    4/26/2004
  33967860   AURORA                      80010     CO    Single Family            Owner Occupied       12/25/1900    4/16/2004
  33838970   CATHEDRAL CITY              92234     CA    Condo                    Owner Occupied       12/25/1900    4/22/2004

                                                                                            PAID        ORIGINAL
               FIRST    MATURITY    REMAINING   ORIGINAL   SCHEDULED                        THRU     COMBINED LOAN       OTS
  LOANID     PAY DATE     DATE        TERM       BALANCE    BALANCE     RATE     P&I        DATE        TO VALUE     DELINQUENCY
--------------------------------------------------------------------------------------------------------------------------------
  34247171   6/1/2004   5/1/2034          359     78500     78374.07   7.125     528.87   6/1/2004             80        0-29
4000129103   6/1/2004   5/1/2034          359    212800    212395.11    6.25   1,310.25   6/1/2004             95        0-29
  33972852   6/1/2004   5/1/2034          359    157700       157700   5.625     739.22   6/1/2004    79.98985544        0-29
4000132867   6/1/2004   5/1/2034          358    199200       199200   5.625     933.75   7/1/2004             80        0-29
  33119017   6/1/2004   5/1/2034          359    142300    142088.11     7.5     994.99   6/1/2004    79.98875773        0-29
  33539263   6/1/2004   5/1/2034          359     47000     46923.05    7.25     320.63   6/1/2004    94.94949495        0-29
  33963299   6/1/2004   5/1/2034          358    221000       221000    8.25   1,519.38   7/1/2004             85        0-29
  33846916   6/1/2004   5/1/2034          359    116000       116000       6     580.00   6/1/2004             80        0-29
  33953472   6/1/2004   5/1/2034          359    248500       248500     6.5   1,346.04   6/1/2004           99.4        0-29
  33891045   6/1/2004   5/1/2034          359    156800       156800   6.625     865.67   6/1/2004             80        0-29
4000140704   6/1/2004   5/1/2034          359    186200       186200    5.75     892.21   6/1/2004    71.06870229        0-29
  33085200   6/1/2004   5/1/2034          359    286400    286013.59    7.99   2,099.51   6/1/2004     89.9850758        0-29
  33239351   6/1/2004   5/1/2034          359    221000       221000     6.5   1,197.08   6/1/2004             85        0-29
  33560871   6/1/2004   5/1/2034          359    200000       200000    7.25   1,208.33   6/1/2004    78.43137255        0-29
  33622598   6/1/2004   5/1/2034          359     67000        67000   5.375     300.10   6/1/2004    74.44444444        0-29
  33821950   6/1/2004   5/1/2034          359    105600       105600    6.25     550.00   6/1/2004             80        0-29
  33918723   6/1/2004   5/1/2034          359     84000     83874.91     7.5     587.35   6/1/2004    74.33628319        0-29
  33920646   6/1/2004   5/1/2034          359    240850    240849.69    5.25   1,053.72   6/1/2004    79.99163052        0-29
  33986985   6/1/2004   5/1/2034          359    200000    199723.82   7.875   1,450.14   6/1/2004             80        0-29
  34023374   6/1/2004   5/1/2034          358    135000    134755.24     6.5     853.30   7/1/2004    71.05263158        0-29
  34090209   6/1/2004   5/1/2034          359    251200       251200       6   1,256.00   6/1/2004             80        0-29
4000137174   6/1/2004   5/1/2034          359    296000       296000   5.375   1,325.83   6/1/2004             80        0-29
  33889791   6/1/2004   5/1/2034          359    150350    150077.42     6.5     950.32   6/1/2004    74.98753117        0-29
  33985169   6/1/2004   5/1/2034          358    150000    149822.24   8.625   1,166.69   7/1/2004            100        0-29
  33970534   6/1/2004   5/1/2034          359    217550     217191.6    6.99   1,445.91   6/1/2004             95        0-29
  34135566   6/1/2004   5/1/2034          359     38250     38195.83    7.75     274.03   6/1/2004             85        0-29
  34243451   6/1/2004   5/1/2034          358    120000    119792.78    6.75     778.32   7/1/2004    43.63636364        0-29
  33850199   6/1/2004   5/1/2034          359    212000       212000   4.875     861.25   6/1/2004             80        0-29
  33847138   6/1/2004   5/1/2034          359    150000    149759.38   7.125   1,010.58   6/1/2004             75        0-29
  33546797   6/1/2004   5/1/2034          359    300000       300000   4.375   1,093.75   6/1/2004             80        0-29
  33983727   6/1/2004   5/1/2034          358     92000        92000    7.75     594.17   7/1/2004             80        0-29
  34167932   6/1/2004   5/1/2034          359    100000     99835.57       7     665.31   6/1/2004    64.51612903        0-29
  34203810   6/1/2004   5/1/2034          359    131600       131600    6.75     740.25   6/1/2004             80        0-29
  33319963   6/1/2004   5/1/2034          359    155200       155200   6.875     889.17   6/1/2004             80        0-29
  33746496   6/1/2004   5/1/2034          359    243200       243200    5.75   1,165.33   6/1/2004             80        0-29
  33911868   6/1/2004   5/1/2034          359    100000     99818.71     6.5     632.07   6/1/2004    55.55555556        0-29
  34128736   6/1/2004   5/1/2034          358     78000     77851.59    6.25     480.26   7/1/2004             65        0-29
  33852351   6/1/2004   5/1/2034          359    109750       109750   5.375     491.59   6/1/2004    79.98688142        0-29
  33357906   6/1/2004   5/1/2034          359     85600        85600   6.375     454.75   6/1/2004             80        0-29
4000142449   6/1/2004   5/1/2034          359    267000       267000   6.375   1,418.44   6/1/2004    92.06896552        0-29
  33721713   6/1/2004   5/1/2034          359    129000    128821.86   7.875     935.34   6/1/2004    78.18181818        0-29
  33711524   6/1/2004   5/1/2034          359     78750     78633.01   7.625     557.39   6/1/2004             90        0-29
4000135196   6/1/2004   5/1/2034          359    207000       207000    7.25   1,250.63   6/1/2004             90        0-29
  33095829   6/1/2004   5/1/2034          359    183900       183900   5.875     900.34   6/1/2004    79.99130057        0-29
  33950833   6/1/2004   5/1/2034          358    199000    198664.67   6.875   1,307.29   7/1/2004     81.2244898        0-29
  34248146   6/1/2004   5/1/2034          359    145050       145050     6.5     785.69   6/1/2004    79.99977939        0-29
  34026229   6/1/2004   5/1/2034          359    287900       287900    6.99   1,677.02   6/1/2004     79.9944429        0-29
  33478645   6/1/2004   5/1/2034          359    292000     291359.3     5.5   1,657.95   6/1/2004    69.52380952        0-29
  34025239   6/1/2004   5/1/2034          359    135000    134818.22       8     990.59   6/1/2004             90        0-29
  34193573   6/1/2004   5/1/2034          359    128200    128022.96   7.875     929.54   6/1/2004            100        0-29
  33949686   6/1/2004   5/1/2034          358    175600    175554.27    6.25     914.58   7/1/2004             80        0-29
  33375114   6/1/2004   5/1/2034          359    235000    234508.57   6.875   1,543.79   6/1/2004    82.45614035        0-29
  33684432   6/1/2004   5/1/2034          358     80000     79814.58   5.625     460.53   7/1/2004    61.17657855        0-29
  34095398   6/1/2004   5/1/2034          359    290000    289499.22    6.75   1,880.94   6/1/2004            100        0-29
  33477597   6/1/2004   5/1/2034          359    221000    220589.52   6.375   1,378.76   6/1/2004    83.39622642        0-29
  34202408   6/1/2004   5/1/2034          359    165600       165528       6     828.00   6/1/2004             90        0-29
  34116483   6/1/2004   5/1/2034          359    176000       176000    5.75     843.33   6/1/2004             80        0-29
  33845371   6/1/2004   5/1/2034          359     85500     85378.91    7.75     612.54   6/1/2004             90        0-29
  32378135   6/1/2004   5/1/2034          359     92000        92000   5.875     450.42   6/1/2004             80        0-29
  33794181   6/1/2004   5/1/2034          359    200000       200000    6.99   1,165.00   6/1/2004            100        0-29
  34162768   6/1/2004   5/1/2034          359     87200        87200   6.125     445.08   6/1/2004             80        0-29
  34203612   6/1/2004   5/1/2034          358    342000    341394.84   6.625   2,189.87   7/1/2004             90        0-29
  33967860   6/1/2004   5/1/2034          359    134400    134125.27   5.875     795.03   6/1/2004             80        0-29
  33838970   6/1/2004   5/1/2034          359    110400    110199.84     6.5     697.81   6/1/2004             80        0-29

                              INITIAL                     PREPAYMENT                                        FIRST RATE   RATE RESET
  LOANID     INDEX   MARGIN     CAP     FLOOR   CEILING      TERM              PREPAYMENT PENALTY           RESET DATE    FREQUENCY
-----------------------------------------------------------------------------------------------------------------------------------
  34247171    6ML    5.875       3      7.125   13.125           24    6 mo.s interest less 20% obal          5/1/2006           6
4000129103    6ML     5.75       3       6.25    12.25           36    6 mo.s interest less 20% obal          5/1/2006           6
  33972852    6ML      4.5       3      5.625   11.625           24    6 mo.s interest less 20% obal          5/1/2006           6
4000132867    6ML    4.125       3      5.625   11.625           24    6 mo.s interest less 20% obal          5/1/2006           6
  33119017    6ML        6       3        7.5     13.5           36    min (2% prepaid, 60 days interest)     5/1/2006           6
  33539263    6ML     4.75       3       7.25    13.25           36    6 mo.s interest less 20% obal          5/1/2006           6
  33963299    6ML    6.125       3       8.25    14.25           24    6 mo.s interest less 20% obal          5/1/2009           6
  33846916    6ML    4.625       3          6       12           24    6 mo.s interest less 20% obal          5/1/2006           6
  33953472    6ML      5.5       3        6.5     12.5           24    6 mo.s interest less 20% obal          5/1/2006           6
  33891045    6ML     5.25       3      6.625   12.625           24    6 mo.s interest less 20% obal          5/1/2006           6
4000140704    6ML    4.375       3       5.75    11.75           24    6 mo.s interest less 20% obal          5/1/2006           6
  33085200    6ML    5.375       3       7.99    13.99            0    None                                   5/1/2006           6
  33239351    6ML    4.125       3        6.5     12.5           24    6 mo.s interest less 20% obal          5/1/2006           6
  33560871    6ML     5.25       3       7.25    13.25           36    6 mo.s interest less 20% obal          5/1/2009           6
  33622598    6ML    4.375       3      5.375   11.375           36    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  33821950    6ML    4.625       3       6.25    12.25            0    None                                   5/1/2007           6
  33918723    6ML    5.375       3        7.5     13.5           24    6 mo.s interest less 20% obal          5/1/2006           6
  33920646    6ML    4.375       3       5.25    11.25           36    6 mo.s interest less 20% obal          5/1/2006           6
  33986985    6ML    5.375       3      7.875   13.875            0    None                                   5/1/2006           6
  34023374    6ML      4.5       3        6.5     12.5            0    None                                   5/1/2006           6
  34090209    6ML    3.875       3          6       12           36    6 mo.s interest less 20% obal          5/1/2009           6
4000137174    6ML    3.375       3      5.375   11.375           24    6 mo.s interest less 20% obal          5/1/2009           6
  33889791    6ML    5.125       3        6.5     12.5           24    6 mo.s interest less 20% obal          5/1/2006           6
  33985169    6ML    6.125       3      8.625   14.625           24    6 mo.s interest less 20% obal          5/1/2006           6
  33970534    6ML      6.5       3       6.99    12.99           36    6 mo.s interest less 20% obal          5/1/2007           6
  34135566    6ML    6.875       3       7.75    13.75           36    6 mo.s interest less 20% obal          5/1/2006           6
  34243451    6ML     4.75       3       6.75    12.75           24    6 mo.s interest less 20% obal          5/1/2006           6
  33850199    6ML     4.25       3      4.875   10.875           36    6 mo.s interest less 20% obal          5/1/2006           6
  33847138    6ML     5.25       3      7.125   13.125           24    6 mo.s interest less 20% obal          5/1/2006           6
  33546797    6ML    3.375       3      4.375   10.375           36    6 mo.s interest less 20% obal          5/1/2006           6
  33983727    6ML    5.625       3       7.75    13.75           24    6 mo.s interest less 20% obal          5/1/2006           6
  34167932    6ML    3.125       3          7       13            0    None                                   5/1/2006           6
  34203810    6ML      5.5       3       6.75    12.75           36    min (2% prepaid, 60 days interest)     5/1/2006           6
  33319963    6ML     4.75       3      6.875   12.875           12    6 mo.s interest less 20% obal          5/1/2006           6
  33746496    6ML    4.375       3       5.75    11.75           24    6 mo.s interest less 20% obal          5/1/2006           6
  33911868    6ML    4.875       3        6.5     12.5           24    6 mo.s interest less 20% obal          5/1/2006           6
  34128736    6ML    4.875       3       6.25    12.25           36    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  33852351    6ML        4       3      5.375   11.375           24    6 mo.s interest less 20% obal          5/1/2006           6
  33357906    6ML    4.875       3      6.375   12.375            0    None                                   5/1/2007           6
4000142449    6ML     5.25       3      6.375   12.375           24    6 mo.s interest less 20% obal          5/1/2006           6
  33721713    6ML        6       3      7.875   13.875           24    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  33711524    6ML        6       3      7.625   13.625           12    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
4000135196    6ML        5       3       7.25    13.25            0    None                                   5/1/2006           6
  33095829    6ML      4.5       3      5.875   11.875           24    6 mo.s interest less 20% obal          5/1/2006           6
  33950833    6ML    6.125       3      6.875   12.875           24    6 mo.s interest less 20% obal          5/1/2006           6
  34248146    6ML    5.125       3        6.5     12.5           24    6 mo.s interest less 20% obal          5/1/2006           6
  34026229    6ML    5.375       3       6.99    12.99           12    6 mo.s interest less 20% obal          5/1/2006           6
  33478645    6ML      3.5       3        5.5     11.5           24    6 mo.s interest less 20% obal          5/1/2009           6
  34025239    6ML     6.75       3          8       14           24    6 mo.s interest less 20% obal          5/1/2006           6
  34193573    6ML    5.625       3      7.875   13.875            0    None                                   5/1/2007           6
  33949686    6ML    4.625       3       6.25    12.25           24    6 mo.s interest less 20% obal          5/1/2006           6
  33375114    6ML    5.875       3      6.875   12.875           24    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  33684432    6ML     4.25       3      5.625   11.625           24    6 mo.s interest less 20% obal          5/1/2006           6
  34095398    6ML        6       3       6.75    12.75           36    6 mo.s interest less 20% obal          5/1/2007           6
  33477597    6ML     5.25       3      6.375   12.375           24    6 mo.s interest less 20% obal          5/1/2006           6
  34202408    6ML    5.375       3          6       12           36    min (2% prepaid, 60 days interest)     5/1/2006           6
  34116483    6ML      4.5       3       5.75    11.75           24    6 mo.s interest less 20% obal          5/1/2006           6
  33845371    6ML      6.5       3       7.75    13.75           24    6 mo.s interest less 20% obal          5/1/2006           6
  32378135    6ML      4.5       3      5.875   11.875           24    6 mo.s interest less 20% obal          5/1/2006           6
  33794181    6ML    5.625       3       6.99    12.99           36    6 mo.s interest less 20% obal          5/1/2006           6
  34162768    6ML      4.5       3      6.125   12.125           24    2% prepaid                             5/1/2006           6
  34203612    6ML      6.5       3      6.625   12.625           36    min (2% prepaid, 60 days interest)     5/1/2006           6
  33967860    6ML      4.5       3      5.875   11.875           24    6 mo.s interest less 20% obal          5/1/2006           6
  33838970    6ML     4.75       3        6.5     12.5           12    6 mo.s interest less 20% obal          5/1/2006           6

              PAYMENT
               RESET
  LOANID     FREQUENCY   PURPOSE    DIV   IO   IOTERM
-----------------------------------------------------
  34247171       6       Purchase   N     N       0
4000129103       6       R/T Refi   N     N       0
  33972852       6       Purchase   N     Y      60
4000132867       6       Purchase   N     Y      60
  33119017       6       Purchase   N     N       0
  33539263       6       Purchase   N     N       0
  33963299       6       R/T Refi   N     Y      60
  33846916       6       Purchase   N     Y      60
  33953472       6       Purchase   N     Y      60
  33891045       6       Purchase   N     Y      60
4000140704       6       R/T Refi   N     Y      60
  33085200       6       Purchase   N     N       0
  33239351       6       C/O Refi   N     Y      60
  33560871       6       C/O Refi   N     Y      60
  33622598       6       C/O Refi   N     Y      60
  33821950       6       Purchase   N     Y      60
  33918723       6       C/O Refi   N     N       0
  33920646       6       Purchase   N     Y      60
  33986985       6       C/O Refi   N     N       0
  34023374       6       C/O Refi   N     N       0
  34090209       6       Purchase   N     Y      60
4000137174       6       R/T Refi   N     Y      60
  33889791       6       Purchase   N     N       0
  33985169       6       Purchase   N     N       0
  33970534       6       Purchase   N     N       0
  34135566       6       Purchase   N     N       0
  34243451       6       C/O Refi   N     N       0
  33850199       6       Purchase   N     Y      60
  33847138       6       R/T Refi   N     N       0
  33546797       6       Purchase   N     Y      60
  33983727       6       Purchase   N     Y      60
  34167932       6       C/O Refi   N     N       0
  34203810       6       Purchase   N     Y      60
  33319963       6       C/O Refi   N     Y      60
  33746496       6       Purchase   N     Y      60
  33911868       6       C/O Refi   N     N       0
  34128736       6       C/O Refi   N     N       0
  33852351       6       Purchase   N     Y      60
  33357906       6       Purchase   N     Y      60
4000142449       6       C/O Refi   N     Y      60
  33721713       6       C/O Refi   N     N       0
  33711524       6       R/T Refi   N     N       0
4000135196       6       Purchase   N     Y      60
  33095829       6       Purchase   N     Y      60
  33950833       6       C/O Refi   N     N       0
  34248146       6       Purchase   N     Y      60
  34026229       6       Purchase   N     Y      60
  33478645       6       C/O Refi   N     N       0
  34025239       6       Purchase   N     N       0
  34193573       6       Purchase   N     N       0
  33949686       6       Purchase   N     Y      60
  33375114       6       C/O Refi   N     N       0
  33684432       6       Purchase   N     N       0
  34095398       6       Purchase   N     N       0
  33477597       6       C/O Refi   N     N       0
  34202408       6       C/O Refi   N     Y      60
  34116483       6       Purchase   N     Y      60
  33845371       6       Purchase   N     N       0
  32378135       6       Purchase   N     Y      60
  33794181       6       Purchase   N     Y      60
  34162768       6       Purchase   N     Y      60
  34203612       6       C/O Refi   N     N       0
  33967860       6       C/O Refi   N     N       0
  33838970       6       Purchase   N     N       0

                                      D-1-4

                                                                PROPERTY                                ORIGINAL    ORIGINATION
  LOANID                CITY              ZIP    STATE            TYPE                OCCUPANCY           TERM          DATE
-------------------------------------------------------------------------------------------------------------------------------
  33970708   ARVADA                      80003     CO    Single Family            Owner Occupied       12/25/1900    4/28/2004
  33974353   DENVER                      80204     CO    Single Family            Owner Occupied       12/25/1900    4/29/2004
  33888447   BALTIMORE                   21206     MD    Single Family            Owner Occupied       12/25/1900    4/26/2004
  33989740   PORT ST. LUCIE              34986     FL    Single Family            Owner Occupied       12/25/1900    4/30/2004
  33626490   PONTIAC                     48340     MI    Single Family            Owner Occupied       12/25/1900    4/23/2004
  33525452   FLORENCE                    41042     KY    Single Family            Owner Occupied       12/25/1900    4/23/2004
  33120080   FARMINGTON                  55024     MN    Condo                    Owner Occupied       12/25/1900    4/26/2004
  33283433   SAN JOSE                    95118     CA    Single Family            Owner Occupied       12/25/1900    4/16/2004
  33888553   WINDSOR MILL                21244     MD    Single Family            Owner Occupied       12/25/1900    4/29/2004
  33889999   LAUREL                      20707     MD    Condo                    Owner Occupied       12/25/1900    4/26/2004
  34203398   INVER GROVE HEIGHTS         55076     MN    Condo                    Owner Occupied       12/25/1900    4/26/2004
  34090068   WEST COVINA                 91790     CA    Single Family            Owner Occupied       12/25/1900    4/26/2004
  34262501   HOUSTON                     77077     TX    PUD                      Non-Owner Occupied   12/25/1900    4/30/2004
  34113779   NORWALK                     90650     CA    Single Family            Owner Occupied       12/25/1900    4/12/2004
  33291618   MERCED                      95348     CA    Single Family            Owner Occupied       12/25/1900    4/16/2004
  33240235   LAS VEGAS                   89147     NV    PUD                      Second Home          12/25/1900    4/23/2004
  33947458   RIVERSIDE                   92509     CA    Single Family            Owner Occupied       12/25/1900     4/8/2004
  33460288   DOWNINGTOWN                 19335     PA    Single Family            Owner Occupied       12/25/1900    4/29/2004
  33949181   CORONA                      92880     CA    Single Family            Owner Occupied       12/25/1900    4/13/2004
  33769498   BRONX                       10460     NY    Multi Family - 2 Units   Owner Occupied       12/25/1900    4/28/2004
  34118760   SAN BERNARDINO              92410     CA    Single Family            Owner Occupied       12/25/1900    4/20/2004
4000139745   LODI                        95242     CA    Single Family            Owner Occupied       12/25/1900    4/16/2004
  34143511   COLTON                      97017     OR    Single Family            Owner Occupied       12/25/1900    4/21/2004
4000120604   SNELLVILLE                  30039     GA    PUD                      Owner Occupied       12/25/1900    3/19/2004
  33173394   DETROIT                     48215     MI    Single Family            Owner Occupied       12/25/1900     5/3/2004
  33955311   LOS ANGELES                 90001     CA    Single Family            Owner Occupied       12/25/1900    4/23/2004
  33784398   TRACY                       95304     CA    PUD                      Owner Occupied       12/25/1900     4/8/2004
  34128983   MAINEVILLE                  45039     OH    PUD                      Owner Occupied       12/25/1900    4/26/2004
4000141252   SOUTHFIELD                  48075     MI    Single Family            Owner Occupied       12/25/1900    4/26/2004
  33733197   CORONA                      92882     CA    Multi Family - 2 Units   Non-Owner Occupied   12/25/1900     4/7/2004
  33831066   SAN JACINTO                 92582     CA    Single Family            Owner Occupied       12/25/1900    4/15/2004
  33711359   GILBERTS                    60136     IL    PUD                      Owner Occupied       12/25/1900    4/23/2004
  34206136   CHAMPLIN                    55316     MN    Single Family            Owner Occupied       12/25/1900    4/28/2004
  33886441   WINCHESTER                  22601     VA    Single Family            Owner Occupied       12/25/1900    4/23/2004
  33120528   MINNEAPOLIS                 55417     MN    Single Family            Owner Occupied       12/25/1900    4/23/2004
4000134241   SARASOTA                    34238     FL    Condo                    Owner Occupied       12/25/1900    4/20/2004
  33909458   OVIEDO                      32765     FL    PUD                      Owner Occupied       12/25/1900    4/26/2004
  33174194   GRAND RAPIDS                49507     MI    Single Family            Owner Occupied       12/25/1900    4/30/2004
  34112565   RIVERSIDE                   92504     CA    PUD                      Owner Occupied       12/25/1900    4/22/2004
  33356981   GREENVILLE                  29605     SC    Single Family            Owner Occupied       12/25/1900    4/30/2004
  33992777   HOLLYWOOD                   33020     FL    Multi Family - 2 Units   Owner Occupied       12/25/1900    4/30/2004
  34089854   RESEDA                      91335     CA    Single Family            Owner Occupied       12/25/1900    4/20/2004
  34116574   GARDENA                     90247     CA    Single Family            Owner Occupied       12/25/1900    4/19/2004
  33867144   SAINT LOUIS                 63136     MO    Single Family            Owner Occupied       12/25/1900    4/30/2004
  33743808   PUYALLUP                    98373     WA    PUD                      Owner Occupied       12/25/1900    4/15/2004
  34143958   OREGON CITY                 97045     OR    Single Family            Owner Occupied       12/25/1900    4/12/2004
  33927575   NAVARRE                     44662     OH    Single Family            Owner Occupied       12/25/1900    4/22/2004
  33627050   WATERFORD                   48328     MI    Single Family            Owner Occupied       12/25/1900    4/30/2004
  33789546   MODESTO                     95356     CA    Single Family            Owner Occupied       12/25/1900    4/19/2004
  33920059   THEODORE                    36582     AL    Single Family            Owner Occupied       12/25/1900    4/26/2004
  33838038   PALMDALE                    93591     CA    Single Family            Owner Occupied       12/25/1900    4/21/2004
  33787979   PITTSBURG                   94565     CA    PUD                      Owner Occupied       12/25/1900     4/9/2004
  33234998   CARSON CITY                 89706     NV    Single Family            Owner Occupied       12/25/1900    3/25/2004
  33748526   OAK HARBOR                  98277     WA    Single Family            Owner Occupied       12/25/1900    4/16/2004
  33850827   TAYLORSVILLE                84123     UT    Condo                    Owner Occupied       12/25/1900    4/23/2004
  33850843   TAYLORSVILLE                84123     UT    Condo                    Non-Owner Occupied   12/25/1900    4/23/2004
  33927336   JEFFERSON                   44047     OH    Single Family            Owner Occupied       12/25/1900    4/26/2004
  33720210   CHICAGO                     60651     IL    Single Family            Owner Occupied       12/25/1900     5/3/2004
  34107433   LAGUNA HILLS                92653     CA    Condo                    Owner Occupied       12/25/1900    4/14/2004
  33008657   BUNKER HILL                 46914     IN    Single Family            Owner Occupied       12/25/1900    4/23/2004
  33806902   ELLENWOOD                   30294     GA    PUD                      Owner Occupied       12/25/1900    4/30/2004
  33740861   RIALTO                      92376     CA    Single Family            Owner Occupied       12/25/1900    4/27/2004
  34042705   DALLAS                      75253     TX    Single Family            Owner Occupied       12/25/1900    4/16/2004
  33355991   APEX                        27502     NC    Single Family            Owner Occupied       12/25/1900    4/26/2004

                                                                                            PAID        ORIGINAL
               FIRST    MATURITY    REMAINING   ORIGINAL   SCHEDULED                        THRU     COMBINED LOAN       OTS
  LOANID     PAY DATE     DATE        TERM       BALANCE    BALANCE     RATE     P&I        DATE        TO VALUE     DELINQUENCY
--------------------------------------------------------------------------------------------------------------------------------
  33970708   6/1/2004   5/1/2034          358    240000       240000     4.5     900.00   7/1/2004             80        0-29
  33974353   6/1/2004   5/1/2034          359    138400       138400    5.25     605.50   6/1/2004             80        0-29
  33888447   6/1/2004   5/1/2034          359    106250    106114.01    8.25     798.23   6/1/2004             85        0-29
  33989740   6/1/2004   5/1/2034          359    163200       163200   6.625     901.00   6/1/2004             80        0-29
  33626490   6/1/2004   5/1/2034          359     81900     81768.61   7.125     551.78   6/1/2004             90        0-29
  33525452   6/1/2004   5/1/2034          358     70000     69993.75    6.75     393.75   7/1/2004     53.4351145        0-29
  33120080   6/1/2004   5/1/2034          359    153250       153250    6.75     862.03   6/1/2004    94.98633312        0-29
  33283433   6/1/2004   5/1/2034          359    246500    239332.86   6.875   1,412.24   6/1/2004           49.3        0-29
  33888553   6/1/2004   5/1/2034          359    163000    162780.07    7.99   1,194.91   6/1/2004            100        0-29
  33889999   6/1/2004   5/1/2034          359    153000       153000   7.625     972.19   6/1/2004             85        0-29
  34203398   6/1/2004   5/1/2034          358    170000    169713.54   6.875   1,116.78   7/1/2004    72.34042553        0-29
  34090068   6/1/2004   5/1/2034          359    172800     172438.3    5.75   1,008.42   6/1/2004             80        0-29
  34262501   6/1/2004   5/1/2034          359     99430     99240.81    6.25     612.21   6/1/2004    60.26060606        0-29
  34113779   6/1/2004   5/1/2034          359    248000       248000    5.99   1,237.93   6/1/2004    67.02702703        0-29
  33291618   6/1/2004   5/1/2034          359    272450       272450    6.25   1,419.01   6/1/2004    79.99494985        0-29
  33240235   6/1/2004   5/1/2034          358    140800    140556.86    6.75     913.23   7/1/2004             80        0-29
  33947458   6/1/2004   5/1/2034          359    229500       229485   6.125   1,171.41   6/1/2004             90        0-29
  33460288   6/1/2004   5/1/2034          358    272200     271603.9   6.625   1,742.93   7/1/2004    99.98714346        0-29
  33949181   6/1/2004   5/1/2034          359    328000       328000   5.625   1,537.50   6/1/2004             80        0-29
  33769498   6/1/2004   5/1/2034          359    359000    358540.58    8.25   2,697.05   6/1/2004            100        0-29
  34118760   6/1/2004   5/1/2034          359    164000    163723.63   6.875   1,077.37   6/1/2004             80        0-29
4000139745   6/1/2004   5/1/2034          359    235950       235950    6.25   1,228.91   6/1/2004    79.99660959        0-29
  34143511   6/1/2004   5/1/2034          358    123750       123750    6.25     644.53   7/1/2004    79.99353588        0-29
4000120604   5/1/2004   4/1/2034          358    182750       182750    7.25   1,104.11   6/1/2004             85        0-29
  33173394   6/1/2004   5/1/2034          358     64800     64701.08   7.375     447.56   7/1/2004             90        0-29
  33955311   6/1/2004   5/1/2034          359    207000    206999.28   7.875   1,358.44   6/1/2004             90        0-29
  33784398   6/1/2004   5/1/2034          359    308600       308600   5.625   1,446.56   6/1/2004      79.987144        0-29
  34128983   6/1/2004   5/1/2034          359    195300    194945.94     6.5   1,234.43   6/1/2004             90        0-29
4000141252   6/1/2004   5/1/2034          358    130400    130110.03   5.625     611.25   7/1/2004             80        0-29
  33733197   6/1/2004   5/1/2034          359    292500       292500   7.375   1,797.66   6/1/2004             90        0-29
  33831066   6/1/2004   5/1/2034          358    201600       201600    4.75     798.00   7/1/2004             80        0-29
  33711359   6/1/2004   5/1/2034          359    262850    262417.82       7   1,748.75   6/1/2004    89.99832227        0-29
  34206136   6/1/2004   5/1/2034          358    203200       203100   6.625   1,121.83   7/1/2004             80        0-29
  33886441   6/1/2004   5/1/2034          359     96450     96432.48   6.625     532.48   6/1/2004    79.97512438        0-29
  33120528   6/1/2004   5/1/2034          358    180000    179711.25   7.125   1,212.70   7/1/2004    82.19178082        0-29
4000134241   6/1/2004   5/1/2034          359    148800       148800     5.5     682.00   6/1/2004             80        0-29
  33909458   6/1/2004   5/1/2034          359    142800     142565.2       7     950.06   6/1/2004             85        0-29
  33174194   6/1/2004   5/1/2034          359     66800     66687.44   6.875     438.83   6/1/2004             80        0-29
  34112565   6/1/2004   5/1/2034          359    199200       199200   5.625     933.75   6/1/2004             80        0-29
  33356981   6/1/2004   5/1/2034          358    245000    244625.99   7.375   1,692.16   7/1/2004            100        0-29
  33992777   6/1/2004   5/1/2034          359    144000    143757.35   6.875     945.98   6/1/2004             90        0-29
  34089854   6/1/2004   5/1/2034          359    280000       280000    4.99   1,164.33   6/1/2004             80        0-29
  34116574   6/1/2004   5/1/2034          359    272000       272000    5.75   1,303.33   6/1/2004             80        0-29
  33867144   6/1/2004   5/1/2034          359     80750     80629.76     7.5     564.62   6/1/2004             95        0-29
  33743808   6/1/2004   5/1/2034          359    142632       142632   5.625     668.59   6/1/2004             80        0-29
  34143958   6/1/2004   5/1/2034          359    140000    139998.83    5.99     698.83   6/1/2004             80        0-29
  33927575   6/1/2004   5/1/2034          358     75600     75455.48       8     554.73   7/1/2004             90        0-29
  33627050   6/1/2004   5/1/2034          359    148800       148800   6.625     821.50   6/1/2004             80        0-29
  33789546   6/1/2004   5/1/2034          358    263200       263200   6.125   1,343.42   7/1/2004             80        0-29
  33920059   6/1/2004   5/1/2034          359     87500     87366.41   7.375     604.35   6/1/2004    84.95145631        0-29
  33838038   6/1/2004   5/1/2034          359    128000       128000   6.625     706.67   6/1/2004    87.67123288        0-29
  33787979   6/1/2004   5/1/2034          359    282050    282015.32   4.875   1,145.83   6/1/2004    79.99103805        0-29
  33234998   5/1/2004   4/1/2034          358    184000       184000   5.625     862.50   6/1/2004             80        0-29
  33748526   6/1/2004   5/1/2034          359    158000       158000   7.125     938.13   6/1/2004    81.86528497        0-29
  33850827   6/1/2004   5/1/2034          359     88350        88350    6.25     460.16   6/1/2004             95        0-29
  33850843   6/1/2004   5/1/2034          359     44000        44000   6.125     224.58   6/1/2004             80        0-29
  33927336   6/1/2004   5/1/2034          358     73600        73600   6.625     406.33   7/1/2004             80        0-29
  33720210   7/1/2004   6/1/2034          360     84000     83925.88   6.625     537.87   7/1/2004            100        0-29
  34107433   6/1/2004   5/1/2034          359    223200       223200     7.5   1,395.00   6/1/2004             90        0-29
  33008657   6/1/2004   5/1/2034          359     72250     72157.52    8.25     542.80   6/1/2004             85        0-29
  33806902   6/1/2004   5/1/2034          359    141520       141520    5.75     678.12   6/1/2004             80        0-29
  33740861   6/1/2004   5/1/2034          359    225000       225000   7.875   1,476.56   6/1/2004            100        0-29
  34042705   6/1/2004   5/1/2034          359    121600    121423.42   7.625     860.68   6/1/2004             80        0-29
  33355991   6/1/2004   5/1/2034          359    165000       165000       7     962.50   6/1/2004    78.94736842        0-29

                              INITIAL                     PREPAYMENT                                        FIRST RATE   RATE RESET
  LOANID     INDEX   MARGIN     CAP     FLOOR   CEILING      TERM              PREPAYMENT PENALTY           RESET DATE    FREQUENCY
-----------------------------------------------------------------------------------------------------------------------------------
  33970708    6ML    3.625       3        4.5     10.5           36    6 mo.s interest less 20% obal          5/1/2007           6
  33974353    6ML      3.5       3       5.25    11.25           24    6 mo.s interest less 20% obal          5/1/2009           6
  33888447    6ML    6.375       3       8.25    14.25           24    6 mo.s interest less 20% obal          5/1/2006           6
  33989740    6ML    5.375       3      6.625   12.625           24    6 mo.s interest less 20% obal          5/1/2006           6
  33626490    6ML    6.375       3      7.125   13.125           24    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  33525452    6ML    4.375       3       6.75    12.75           36    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2009           6
  33120080    6ML      5.5       3       6.75    12.75           36    min (2% prepaid, 60 days interest)     5/1/2007           6
  33283433    6ML    4.875       3      6.875   12.875           24    6 mo.s interest less 20% obal          5/1/2006           6
  33888553    6ML     5.75       3       7.99    13.99           24    6 mo.s interest less 20% obal          5/1/2006           6
  33889999    6ML    6.125       3      7.625   13.625           24    6 mo.s interest less 20% obal          5/1/2006           6
  34203398    6ML     4.25       3      6.875   12.875           36    min (2% prepaid, 60 days interest)     5/1/2006           6
  34090068    6ML    4.375       3       5.75    11.75           36    6 mo.s interest less 20% obal          5/1/2009           6
  34262501    6ML    4.125       3       6.25    12.25           24    6 mo.s interest less 20% obal          5/1/2007           6
  34113779    6ML     4.25       3       5.99    11.99           24    6 mo.s interest less 20% obal          5/1/2006           6
  33291618    6ML    4.875       3       6.25    12.25           24    6 mo.s interest less 20% obal          5/1/2006           6
  33240235    6ML      3.5       3       6.75    12.75           24    6 mo.s interest less 20% obal          5/1/2006           6
  33947458    6ML        5       3      6.125   12.125           24    6 mo.s interest less 20% obal          5/1/2006           6
  33460288    6ML     5.25       3      6.625   12.625            0    None                                   5/1/2006           6
  33949181    6ML        4       3      5.625   11.625           24    6 mo.s interest less 20% obal          5/1/2006           6
  33769498    6ML        6       3       8.25    14.25            0    None                                   5/1/2006           6
  34118760    6ML        5       3      6.875   12.875           24    6 mo.s interest less 20% obal          5/1/2006           6
4000139745    6ML    5.125       3       6.25    12.25           24    6 mo.s interest less 20% obal          5/1/2006           6
  34143511    6ML      4.5       3       6.25    12.25           24    6 mo.s interest less 20% obal          5/1/2006           6
4000120604    6ML    5.875       3       7.25    13.25            0    None                                   4/1/2006           6
  33173394    6ML    6.125       3      7.375   13.375           24    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  33955311    6ML    6.375       3      7.875   13.875           24    6 mo.s interest less 20% obal          5/1/2006           6
  33784398    6ML     4.25       3      5.625   11.625           24    6 mo.s interest less 20% obal          5/1/2006           6
  34128983    6ML      5.5       3        6.5     12.5           24    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
4000141252    6ML    4.125       3      5.625   11.625           36    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  33733197    6ML    5.125       3      7.375   13.375            0    None                                   5/1/2006           6
  33831066    6ML      3.5       1       4.75    10.75           24    6 mo.s interest less 20% obal         11/1/2004           6
  33711359    6ML    5.125       3          7       13           24    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  34206136    6ML     5.25       3      6.625   12.625           36    min (2% prepaid, 60 days interest)     5/1/2009           6
  33886441    6ML    4.625       3      6.625   12.625           24    6 mo.s interest less 20% obal          5/1/2009           6
  33120528    6ML    6.375       3      7.125   13.125           36    min (2% prepaid, 60 days interest)     5/1/2006           6
4000134241    6ML      3.5       3        5.5     11.5           36    6 mo.s interest less 20% obal          5/1/2009           6
  33909458    6ML     5.75       3          7       13           24    6 mo.s interest less 20% obal          5/1/2006           6
  33174194    6ML    5.625       3      6.875   12.875           24    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  34112565    6ML    3.875       3      5.625   11.625           36    6 mo.s interest less 20% obal          5/1/2009           6
  33356981    6ML    5.875       3      7.375   13.375            0    None                                   5/1/2006           6
  33992777    6ML     4.75       3      6.875   12.875            0    None                                   5/1/2006           6
  34089854    6ML     3.75       3       4.99    10.99           24    6 mo.s interest less 20% obal          5/1/2006           6
  34116574    6ML      3.5       3       5.75    11.75            0    None                                   5/1/2006           6
  33867144    6ML    6.625       3        7.5     13.5           24    2% prepaid                             5/1/2006           6
  33743808    6ML        4       3      5.625   11.625           24    6 mo.s interest less 20% obal          5/1/2006           6
  34143958    6ML        4       3       5.99    11.99           36    6 mo.s interest less 20% obal          5/1/2009           6
  33927575    6ML     6.75       3          8       14           24    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  33627050    6ML     3.75       3      6.625   12.625            0    None                                   5/1/2009           6
  33789546    6ML     4.75       3      6.125   12.125           24    6 mo.s interest less 20% obal          5/1/2006           6
  33920059    6ML     6.25       3      7.375   13.375           24    6 mo.s interest less 20% obal          5/1/2006           6
  33838038    6ML     5.25       3      6.625   12.625           24    6 mo.s interest less 20% obal          5/1/2006           6
  33787979    6ML    3.375       3      4.875   10.875           24    6 mo.s interest less 20% obal          5/1/2006           6
  33234998    6ML    3.875       3      5.625   11.625           36    6 mo.s interest less 20% obal          4/1/2009           6
  33748526    6ML    5.625       3      7.125   13.125           24    6 mo.s interest less 20% obal          5/1/2006           6
  33850827    6ML    5.125       1       6.25    12.25           36    6 mo.s interest less 20% obal         11/1/2004           6
  33850843    6ML        4       1      6.125   12.125           24    6 mo.s interest less 20% obal         11/1/2004           6
  33927336    6ML    4.125       3      6.625   12.625           24    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2009           6
  33720210    6ML     5.25       3      6.625   12.625           12    3%/2%/1%-1st yr/2nd yr/3rd yr          6/1/2006           6
  34107433    6ML    6.375       3        7.5     13.5           24    6 mo.s interest less 20% obal          5/1/2006           6
  33008657    6ML    6.625       3       8.25    14.25           24    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  33806902    6ML    4.375       3       5.75    11.75            0    None                                   5/1/2006           6
  33740861    6ML        6       3      7.875   13.875           24    6 mo.s interest less 20% obal          5/1/2006           6
  34042705    6ML        5       3      7.625   13.625            0    None                                   5/1/2009           6
  33355991    6ML    5.125       3          7       13            0    None                                   5/1/2006           6

              PAYMENT
               RESET
  LOANID     FREQUENCY   PURPOSE    DIV   IO   IOTERM
-----------------------------------------------------
  33970708       6       Purchase   N     Y      60
  33974353       6       Purchase   N     Y      60
  33888447       6       C/O Refi   N     N       0
  33989740       6       Purchase   N     Y      60
  33626490       6       C/O Refi   N     N       0
  33525452       6       C/O Refi   N     Y      60
  33120080       6       Purchase   N     Y      60
  33283433       6       R/T Refi   N     Y      60
  33888553       6       Purchase   N     N       0
  33889999       6       C/O Refi   N     Y      60
  34203398       6       C/O Refi   N     N       0
  34090068       6       C/O Refi   N     N       0
  34262501       6       R/T Refi   N     N       0
  34113779       6       C/O Refi   N     Y      60
  33291618       6       Purchase   N     Y      60
  33240235       6       Purchase   N     N       0
  33947458       6       C/O Refi   N     Y      60
  33460288       6       Purchase   N     N       0
  33949181       6       C/O Refi   N     Y      60
  33769498       6       Purchase   N     N       0
  34118760       6       C/O Refi   N     N       0
4000139745       6       Purchase   N     Y      60
  34143511       6       Purchase   N     Y      60
4000120604       6       R/T Refi   N     Y      60
  33173394       6       Purchase   N     N       0
  33955311       6       R/T Refi   N     Y      60
  33784398       6       Purchase   N     Y      60
  34128983       6       C/O Refi   N     N       0
4000141252       6       C/O Refi   N     Y      60
  33733197       6       Purchase   N     Y      60
  33831066       6       Purchase   N     Y      60
  33711359       6       Purchase   N     N       0
  34206136       6       Purchase   N     Y      60
  33886441       6       Purchase   N     Y      60
  33120528       6       C/O Refi   N     N       0
4000134241       6       C/O Refi   N     Y      60
  33909458       6       C/O Refi   N     N       0
  33174194       6       Purchase   N     N       0
  34112565       6       Purchase   N     Y      60
  33356981       6       Purchase   N     N       0
  33992777       6       Purchase   N     N       0
  34089854       6       Purchase   N     Y      60
  34116574       6       C/O Refi   N     Y      60
  33867144       6       Purchase   N     N       0
  33743808       6       Purchase   N     Y      60
  34143958       6       C/O Refi   N     Y      60
  33927575       6       Purchase   N     N       0
  33627050       6       Purchase   N     Y      60
  33789546       6       Purchase   N     Y      60
  33920059       6       C/O Refi   N     N       0
  33838038       6       C/O Refi   N     Y      60
  33787979       6       Purchase   N     Y      60
  33234998       6       C/O Refi   N     Y      60
  33748526       6       R/T Refi   N     Y      60
  33850827       6       C/O Refi   N     Y      60
  33850843       6       C/O Refi   N     Y      60
  33927336       6       C/O Refi   N     Y      60
  33720210       6       Purchase   N     N       0
  34107433       6       C/O Refi   N     Y      60
  33008657       6       C/O Refi   N     N       0
  33806902       6       Purchase   N     Y      60
  33740861       6       Purchase   N     Y      60
  34042705       6       C/O Refi   N     N       0
  33355991       6       R/T Refi   N     Y      60

                                      D-1-5

                                                                PROPERTY                                ORIGINAL    ORIGINATION
  LOANID                CITY              ZIP    STATE            TYPE                OCCUPANCY           TERM          DATE
-------------------------------------------------------------------------------------------------------------------------------
  33528993   TRAFFORD                    15085     PA    Single Family            Owner Occupied       12/25/1900    4/26/2004
  33848268   WASHINGTON                  84780     UT    Single Family            Owner Occupied       12/25/1900    4/29/2004
  34205146   SAINT LOUIS PARK            55426     MN    Single Family            Owner Occupied       12/25/1900    4/30/2004
  34243717   CLERMONT                    34711     FL    PUD                      Owner Occupied       12/25/1900    4/30/2004
  33373614   DETROIT                     48226     MI    Single Family            Owner Occupied       12/25/1900    4/20/2004
  34109025   MENIFEE                     92584     CA    PUD                      Owner Occupied       12/25/1900    4/20/2004
  34186643   LILBURN                     30047     GA    PUD                      Owner Occupied       12/25/1900    4/23/2004
  34192518   AUBURN                      36830     AL    PUD                      Owner Occupied       12/25/1900    4/30/2004
  33792318   ANTIOCH                     94531     CA    Single Family            Owner Occupied       12/25/1900    4/20/2004
  33745928   TACOMA                      98445     WA    PUD                      Owner Occupied       12/25/1900    4/20/2004
  33585373   HOUSTON                     77083     TX    Condo                    Owner Occupied       12/25/1900    4/20/2004
  33928219   HIGHLAND HGTS.              44143     OH    Single Family            Owner Occupied       12/25/1900    4/21/2004
  33992751   HIALEAH                     33014     FL    Condo                    Owner Occupied       12/25/1900    4/30/2004
4000123863   ONTARIO                     91761     CA    PUD                      Owner Occupied       12/25/1900    4/28/2004
4000141901   MODESTO                     95355     CA    Single Family            Owner Occupied       12/25/1900    4/19/2004
  34165910   CHICAGO                     60651     IL    Multi Family - 2 Units   Owner Occupied       12/25/1900    4/26/2004
  34323022   LONG BEACH                  90805     CA    Single Family            Owner Occupied       12/25/1900    4/26/2004
4000140310   BAKERSFIELD                 93309     CA    Single Family            Non-Owner Occupied   12/25/1900    4/27/2004
4000138884   SAN DIEGO                   92114     CA    Single Family            Owner Occupied       12/25/1900    4/12/2004
  34084129   DOWNEY                      90240     CA    Single Family            Owner Occupied       12/25/1900    4/22/2004
  34093211   HAWTHORNE                   90250     CA    Single Family            Owner Occupied       12/25/1900    4/26/2004
  34121277   LONG BEACH                  90805     CA    Single Family            Owner Occupied       12/25/1900    4/22/2004
  34113910   DOWNEY                      90240     CA    Single Family            Owner Occupied       12/25/1900    4/23/2004
  34088617   COLTON                      92324     CA    Single Family            Owner Occupied       12/25/1900    4/16/2004
  32964637   ARKANSAS CITY               67005     KS    Single Family            Owner Occupied       12/25/1900    4/26/2004
  33686924   SAN JOSE                    95116     CA    Single Family            Owner Occupied       12/25/1900    4/14/2004
  33972084   DENVER                      80237     CO    Condo                    Owner Occupied       12/25/1900    4/28/2004
  34052308   IRVING                      75060     TX    Single Family            Owner Occupied       12/25/1900    4/26/2004
  34122937   KOKOMO                      46901     IN    Single Family            Owner Occupied       12/25/1900    4/27/2004
  34148874   BEAVERTON                   97007     OR    PUD                      Owner Occupied       12/25/1900    4/20/2004
  33919630   CLEARWATER                  33755     FL    Single Family            Owner Occupied       12/25/1900    4/22/2004
  34088096   FRESNO                      93727     CA    PUD                      Owner Occupied       12/25/1900    4/13/2004
  34186163   GREENBRIER                  37073     TN    Single Family            Owner Occupied       12/25/1900    4/23/2004
  34188763   NORCROSS                    30071     GA    PUD                      Owner Occupied              360    4/30/2004
  33845439   MURRAY                      84107     UT    Condo                    Owner Occupied       12/25/1900    4/20/2004
  34025932   HAMDEN                       6514     CT    Single Family            Owner Occupied       12/25/1900    4/23/2004
  34244152   KISSIMMEE                   34741     FL    PUD                      Owner Occupied       12/25/1900    4/30/2004
4000143307   MANTECA                     95337     CA    PUD                      Owner Occupied       12/25/1900    4/23/2004
  33219205   EL MIRAGE                   85335     AZ    PUD                      Owner Occupied       12/25/1900    4/19/2004
  33844275   WEST JORDAN                 84088     UT    Single Family            Owner Occupied       12/25/1900    4/20/2004
  34142315   OREGON CITY                 97045     OR    PUD                      Owner Occupied       12/25/1900    4/14/2004
  33172909   WALLED LAKE                 48390     MI    Condo                    Owner Occupied       12/25/1900    4/26/2004
  33845157   SARATOGA SPRINGS            84043     UT    Condo                    Owner Occupied       12/25/1900    4/28/2004
  34187377   COLUMBIA                    38401     TN    Single Family            Owner Occupied       12/25/1900    4/30/2004
  33172123   HARRISON TWP                48045     MI    Single Family            Owner Occupied       12/25/1900    4/26/2004
  33925959   NAVARRE                     44662     OH    Single Family            Owner Occupied       12/25/1900    4/29/2004
  33750977   KENMORE                     98028     WA    Single Family            Owner Occupied              360    4/27/2004
4000129584   TACOMA                      98445     WA    Single Family            Owner Occupied       12/25/1900    4/21/2004
  33476045   LOS ANGELES                 91040     CA    Multi Family - 3 Units   Owner Occupied       12/25/1900    4/19/2004
  33866229   DETROIT                     48203     MI    Single Family            Owner Occupied       12/25/1900    4/15/2004
  33884362   BEALETON                    22712     VA    PUD                      Owner Occupied       12/25/1900    4/28/2004
4000143851   SACRAMENTO                  95829     CA    Single Family            Owner Occupied       12/25/1900    4/26/2004
4000142701   SACRAMENTO                  95820     CA    Single Family            Owner Occupied       12/25/1900    4/23/2004
  34115568   CHINO HILLS                 91709     CA    PUD                      Owner Occupied       12/25/1900    4/23/2004
  33356882   CARY                        27519     NC    PUD                      Owner Occupied       12/25/1900    4/30/2004
  34028357   NORTH BROOKFIELD             1535     MA    Multi Family - 2 Units   Owner Occupied       12/25/1900    4/30/2004
  33477902   INGLEWOOD AREA              90304     CA    Single Family            Owner Occupied       12/25/1900    4/21/2004
  33835331   BEAUMONT                    92223     CA    Single Family            Owner Occupied       12/25/1900     4/8/2004
  33848037   MURRAY                      84107     UT    Condo                    Owner Occupied       12/25/1900    4/21/2004
  33927757   BEDFORD                     44146     OH    Single Family            Owner Occupied       12/25/1900    4/22/2004
  33970781   LAKEWOOD                    80228     CO    Condo                    Owner Occupied       12/25/1900    4/30/2004
  33989526   FORT LAUDERDALE             33309     FL    Single Family            Owner Occupied       12/25/1900    4/26/2004
  34054882   FORT WORTH                  76247     TX    PUD                      Owner Occupied       12/25/1900    4/30/2004
  34185538   DOUGLASVILLE                30134     GA    Single Family            Owner Occupied       12/25/1900    4/21/2004

                                                                                            PAID        ORIGINAL
               FIRST    MATURITY    REMAINING   ORIGINAL   SCHEDULED                        THRU     COMBINED LOAN       OTS
  LOANID     PAY DATE     DATE        TERM       BALANCE    BALANCE     RATE     P&I        DATE        TO VALUE     DELINQUENCY
--------------------------------------------------------------------------------------------------------------------------------
  33528993   6/1/2004   5/1/2034          359    110500    110369.05   8.625     859.46   6/1/2004             85        0-29
  33848268   6/1/2004   5/1/2034          359    136000       136000   5.125     580.83   6/1/2004             80        0-29
  34205146   6/1/2004   5/1/2034          359    198150    197744.95   5.875   1,172.14   6/1/2004    79.99111883        0-29
  34243717   6/1/2004   5/1/2034          359    134400    134138.07   6.125     816.63   6/1/2004             80        0-29
  33373614   6/1/2004   5/1/2034          359     99900        99900   6.375     530.72   6/1/2004             90        0-29
  34109025   6/1/2004   5/1/2034          359    274650    274648.81     5.5   1,258.81   6/1/2004    79.98637043        0-29
  34186643   6/1/2004   5/1/2034          354    150001       150001       4     500.00   1/1/2004    66.66711111        0-29
  34192518   6/1/2004   5/1/2034          359    181600    181219.89    5.75   1,059.77   6/1/2004             80        0-29
  33792318   6/1/2004   5/1/2034          359    329600       329600     5.5   1,510.67   6/1/2004             80        0-29
  33745928   6/1/2004   5/1/2034          359    143600    143313.37       6     860.96   6/1/2004             80        0-29
  33585373   6/1/2004   5/1/2034          358     60000     59885.82    6.25     369.44   7/1/2004             80        0-29
  33928219   6/1/2004   5/1/2034          359    164700    164454.77     7.5   1,151.61   6/1/2004             90        0-29
  33992751   6/1/2004   5/1/2034          358    104000       104000    6.75     585.00   7/1/2004             80        0-29
4000123863   6/1/2004   5/1/2034          358    256000       256000    5.25   1,120.00   7/1/2004             80        0-29
4000141901   6/1/2004   5/1/2034          359    241800       241800   6.125   1,234.19   6/1/2004    89.88847584        0-29
  34165910   6/1/2004   5/1/2034          359    211500    211152.25       7   1,407.12   6/1/2004             90        0-29
  34323022   6/1/2004   5/1/2034          359    224000       224000   6.625   1,236.67   6/1/2004             80        0-29
4000140310   6/1/2004   5/1/2034          359    115500       115500    5.75     553.44   6/1/2004             70        0-29
4000138884   6/1/2004   5/1/2034          358    300000       300000    5.75   1,437.50   7/1/2004             80        0-29
  34084129   6/1/2004   5/1/2034          358    252000       252000    5.25   1,102.50   7/1/2004             80        0-29
  34093211   6/1/2004   5/1/2034          359    229000    228574.66   6.375   1,428.67   6/1/2004    63.61111111        0-29
  34121277   6/1/2004   5/1/2034          359    305000       305000   6.625   1,683.85   6/1/2004            100        0-29
  34113910   6/1/2004   5/1/2034          359    324000       324000     6.5   1,755.00   6/1/2004             80        0-29
  34088617   6/1/2004   5/1/2034          359    105000    104809.63     6.5     663.68   6/1/2004     59.3220339        0-29
  32964637   6/1/2004   5/1/2034          359     78000     77883.86     7.5     545.39   6/1/2004    89.65517241        0-29
  33686924   6/1/2004   5/1/2034          359    328000     327999.8    5.75   1,571.67   6/1/2004             80        0-29
  33972084   6/1/2004   5/1/2034          359    166500    166499.99     8.5   1,179.38   6/1/2004             90        0-29
  34052308   6/1/2004   5/1/2034          359    122400    122218.84   9.125     995.89   6/1/2004             80        0-29
  34122937   6/1/2004   5/1/2034          358    106850    106680.59    7.25     728.91   7/1/2004    94.97777778        0-29
  34148874   6/1/2004   5/1/2034          359    234650    234214.16   6.375   1,463.92   6/1/2004             95        0-29
  33919630   6/1/2004   5/1/2034          358    110200       110200   6.375     585.44   7/1/2004             95        0-29
  34088096   6/1/2004   5/1/2034          358    103600    103549.55     5.5     474.83   7/1/2004             80        0-29
  34186163   6/1/2004   5/1/2034          359     90900     90780.68   8.125     674.93   6/1/2004             90        0-29
  34188763   6/1/2004   5/1/2034   12/24/1900    156750    156719.78     5.5     718.44   6/1/2004      3/19/1900        0-29
  33845439   6/1/2004   5/1/2034          359     73200      73199.1   5.875     358.38   6/1/2004             80        0-29
  34025932   6/1/2004   5/1/2034          358    163200       163200    6.25     850.00   7/1/2004             80        0-29
  34244152   6/1/2004   5/1/2034          359    112800       112800    5.75     540.50   6/1/2004             80        0-29
4000143307   6/1/2004   5/1/2034          359    188000       188000    6.25     979.17   6/1/2004             80        0-29
  33219205   6/1/2004   5/1/2034          359    110200    110031.77   7.375     761.13   6/1/2004             95        0-29
  33844275   6/1/2004   5/1/2034          359    139500       139500    6.25     726.56   6/1/2004    87.51568381        0-29
  34142315   6/1/2004   5/1/2034          359    164000       164000   5.625     768.75   6/1/2004             80        0-29
  33172909   6/1/2004   5/1/2034          359    180000    179696.67   6.875   1,182.48   6/1/2004    78.60262009        0-29
  33845157   6/1/2004   5/1/2034          359     88200     88173.63     5.5     404.25   6/1/2004    79.95648627        0-29
  34187377   6/1/2004   5/1/2034          359     78300     78168.05   6.875     514.38   6/1/2004             90        0-29
  33172123   6/1/2004   5/1/2034          358    129600    129396.46       8     950.96   7/1/2004             80        0-29
  33925959   6/1/2004   5/1/2034          359    105750    105571.79   6.875     694.71   6/1/2004             90        0-29
  33750977   6/1/2004   5/1/2034   12/24/1900    254125    253765.11    7.75   1,820.59   6/1/2004       4/4/1900        0-29
4000129584   6/1/2004   5/1/2034          359    143950       143950   5.125     614.79   6/1/2004     79.9944429        0-29
  33476045   6/1/2004   5/1/2034          359    256000       256000   5.875   1,253.33   6/1/2004             80        0-29
  33866229   6/1/2004   5/1/2034          358     60000     59935.55   5.625     281.25   7/1/2004             80        0-29
  33884362   6/1/2004   5/1/2034          359    274250    273851.74   7.625   1,941.13   6/1/2004    84.98921559        0-29
4000143851   6/1/2004   5/1/2034          358    252750    252145.46   5.375   1,132.11   7/1/2004    79.99886055        0-29
4000142701   6/1/2004   5/1/2034          359    226400    226399.83   4.999     943.31   6/1/2004             80        0-29
  34115568   6/1/2004   5/1/2034          359    328000       328000   5.875   1,605.83   6/1/2004             80        0-29
  33356882   6/1/2004   5/1/2034          359    249200       249200   5.875   1,220.04   6/1/2004             80        0-29
  34028357   6/1/2004   5/1/2034          359    185400    185124.21     8.5   1,425.57   6/1/2004            100        0-29
  33477902   6/1/2004   5/1/2034          359    172000     171622.6     5.5     976.60   6/1/2004    60.35087719        0-29
  33835331   6/1/2004   5/1/2034          359    248000       248000   5.875   1,214.17   6/1/2004             80        0-29
  33848037   6/1/2004   5/1/2034          358    112000       112000     5.5     513.33   7/1/2004             80        0-29
  33927757   6/1/2004   5/1/2034          359     96900     96758.13   7.625     685.86   6/1/2004             85        0-29
  33970781   6/1/2004   5/1/2034          358    107950    107789.26     7.5     754.81   7/1/2004     89.9958316        0-29
  33989526   6/1/2004   5/1/2034          357    151200       151200   7.125     897.75   8/1/2004             90        0-29
  34054882   6/1/2004   5/1/2034          359    125950    125780.41       8     924.18   6/1/2004    89.99064012        0-29
  34185538   6/1/2004   5/1/2034          359    153000       152930     6.5     828.75   6/1/2004    92.72727273        0-29

                              INITIAL                     PREPAYMENT                                        FIRST RATE   RATE RESET
  LOANID     INDEX   MARGIN     CAP     FLOOR   CEILING      TERM              PREPAYMENT PENALTY           RESET DATE    FREQUENCY
------------------------------------------------------------------------------------------------------------------------------------
  33528993    6ML    6.875       3      8.625   14.625           24    6 mo.s interest less 20% obal          5/1/2006           6
  33848268    6ML     4.25       3      5.125   11.125           36    6 mo.s interest less 20% obal          5/1/2006           6
  34205146    6ML     5.25       3      5.875   11.875           36    min (2% prepaid, 60 days interest)     5/1/2006           6
  34243717    6ML    4.875       3      6.125   12.125           24    6 mo.s interest less 20% obal          5/1/2006           6
  33373614    6ML        5       3      6.375   12.375           36    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  34109025    6ML    4.125       3        5.5     11.5           24    6 mo.s interest less 20% obal          5/1/2006           6
  34186643    6ML      2.5       1          4       10            0    None                                  11/1/2004           6
  34192518    6ML     4.75       3       5.75    11.75           24    6 mo.s interest less 20% obal          5/1/2006           6
  33792318    6ML    4.125       3        5.5     11.5           24    6 mo.s interest less 20% obal          5/1/2006           6
  33745928    6ML        5       3          6       12           24    6 mo.s interest less 20% obal          5/1/2006           6
  33585373    6ML    4.375       3       6.25    12.25            0    None                                   5/1/2006           6
  33928219    6ML    6.625       3        7.5     13.5           36    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  33992751    6ML     4.25       3       6.75    12.75           24    6 mo.s interest less 20% obal          5/1/2009           6
4000123863    6ML    3.875       3       5.25    11.25           36    6 mo.s interest less 20% obal          5/1/2007           6
4000141901    6ML     5.25       3      6.125   12.125           24    6 mo.s interest less 20% obal          5/1/2006           6
  34165910    6ML    4.625       3          7       13           24    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  34323022    6ML     4.75       3      6.625   12.625           36    6 mo.s interest less 20% obal          5/1/2009           6
4000140310    6ML    3.375       3       5.75    11.75           24    6 mo.s interest less 20% obal          5/1/2006           6
4000138884    6ML    4.375       3       5.75    11.75           24    6 mo.s interest less 20% obal          5/1/2006           6
  34084129    6ML     3.75       3       5.25    11.25           24    6 mo.s interest less 20% obal          5/1/2006           6
  34093211    6ML    4.875       3      6.375   12.375           24    6 mo.s interest less 20% obal          5/1/2006           6
  34121277    6ML    5.625       3      6.625   12.625           24    6 mo.s interest less 20% obal          5/1/2006           6
  34113910    6ML    5.625       3        6.5     12.5           24    6 mo.s interest less 20% obal          5/1/2006           6
  34088617    6ML     4.75       3        6.5     12.5           24    6 mo.s interest less 20% obal          5/1/2006           6
  32964637    6ML      6.5       3        7.5     13.5           24    6 mo.s interest less 20% obal          5/1/2006           6
  33686924    6ML    4.375       3       5.75    11.75           24    6 mo.s interest less 20% obal          5/1/2006           6
  33972084    6ML     7.25       3        8.5     14.5           24    6 mo.s interest less 20% obal          5/1/2006           6
  34052308    6ML    6.625       3      9.125   15.125            0    None                                   5/1/2006           6
  34122937    6ML     6.25       3       7.25    13.25           24    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  34148874    6ML     5.75       3      6.375   12.375           24    6 mo.s interest less 20% obal          5/1/2006           6
  33919630    6ML    5.375       3      6.375   12.375           24    6 mo.s interest less 20% obal          5/1/2006           6
  34088096    6ML      3.5       3        5.5     11.5           24    6 mo.s interest less 20% obal          5/1/2009           6
  34186163    6ML    6.875       3      8.125   14.125           24    6 mo.s interest less 20% obal          5/1/2006           6
  34188763    6ML    4.125       3        5.5     11.5            0    None                                   5/1/2007           6
  33845439    6ML    4.125       3      5.875   11.875           24    6 mo.s interest less 20% obal          5/1/2006           6
  34025932    6ML      4.5       3       6.25    12.25           36    6 mo.s interest less 20% obal          5/1/2009           6
  34244152    6ML    3.875       3       5.75    11.75           24    6 mo.s interest less 20% obal          5/1/2009           6
4000143307    6ML        5       3       6.25    12.25           36    6 mo.s interest less 20% obal          5/1/2007           6
  33219205    6ML     6.25       3      7.375   13.375           24    6 mo.s interest less 20% obal          5/1/2006           6
  33844275    6ML     5.75       3       6.25    12.25           36    6 mo.s interest less 20% obal          5/1/2006           6
  34142315    6ML     4.25       3      5.625   11.625           24    6 mo.s interest less 20% obal          5/1/2006           6
  33172909    6ML    5.125       3      6.875   12.875           12    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  33845157    6ML      3.5       3        5.5     11.5           24    6 mo.s interest less 20% obal          5/1/2006           6
  34187377    6ML        6       3      6.875   12.875           24    6 mo.s interest less 20% obal          5/1/2006           6
  33172123    6ML      6.5       3          8       14           36    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  33925959    6ML        6       3      6.875   12.875           36    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  33750977    6ML    5.875       3       7.75    13.75           24    6 mo.s interest less 20% obal          5/1/2006           6
4000129584    6ML     4.25       3      5.125   11.125           36    6 mo.s interest less 20% obal          5/1/2006           6
  33476045    6ML    3.875       3      5.875   11.875           36    6 mo.s interest less 20% obal          5/1/2009           6
  33866229    6ML        4       1      5.625   11.625           24    3%/2%/1%-1st yr/2nd yr/3rd yr         11/1/2004           6
  33884362    6ML    6.875       3      7.625   13.625           24    6 mo.s interest less 20% obal          5/1/2006           6
4000143851    6ML    3.625       3      5.375   11.375           24    6 mo.s interest less 20% obal          5/1/2009           6
4000142701    6ML    3.375       3      4.999   10.999           24    6 mo.s interest less 20% obal          5/1/2009           6
  34115568    6ML    3.375       3      5.875   11.875            0    None                                   5/1/2009           6
  33356882    6ML      4.5       3      5.875   11.875            0    None                                   5/1/2009           6
  34028357    6ML     6.25       3        8.5     14.5           24    6 mo.s interest less 20% obal          5/1/2006           6
  33477902    6ML    4.375       3        5.5     11.5           24    6 mo.s interest less 20% obal          5/1/2006           6
  33835331    6ML        4       3      5.875   11.875           24    6 mo.s interest less 20% obal          5/1/2009           6
  33848037    6ML      3.5       3        5.5     11.5           24    6 mo.s interest less 20% obal          5/1/2006           6
  33927757    6ML    6.375       3      7.625   13.625           36    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  33970781    6ML        6       3        7.5     13.5           24    6 mo.s interest less 20% obal          5/1/2006           6
  33989526    6ML    5.625       3      7.125   13.125           24    6 mo.s interest less 20% obal          5/1/2009           6
  34054882    6ML     6.75       3          8       14           24    6 mo.s interest less 20% obal          5/1/2006           6
  34185538    6ML    5.375       3        6.5     12.5            0    None                                   5/1/2006           6

              PAYMENT
               RESET
  LOANID     FREQUENCY   PURPOSE    DIV   IO   IOTERM
-----------------------------------------------------
  33528993       6       R/T Refi   N     N       0
  33848268       6       Purchase   N     Y      60
  34205146       6       Purchase   N     N       0
  34243717       6       Purchase   N     N       0
  33373614       6       C/O Refi   N     Y      60
  34109025       6       Purchase   N     Y      60
  34186643       6       C/O Refi   N     Y      60
  34192518       6       Purchase   N     N       0
  33792318       6       Purchase   N     Y      60
  33745928       6       Purchase   N     N       0
  33585373       6       C/O Refi   N     N       0
  33928219       6       C/O Refi   N     N       0
  33992751       6       Purchase   N     Y      60
4000123863       6       Purchase   N     Y      60
4000141901       6       C/O Refi   N     Y      60
  34165910       6       C/O Refi   N     N       0
  34323022       6       C/O Refi   N     Y      60
4000140310       6       Purchase   N     Y      60
4000138884       6       Purchase   N     Y      60
  34084129       6       Purchase   N     Y      60
  34093211       6       R/T Refi   N     N       0
  34121277       6       Purchase   N     Y      60
  34113910       6       Purchase   N     Y      60
  34088617       6       C/O Refi   N     N       0
  32964637       6       R/T Refi   N     N       0
  33686924       6       Purchase   N     Y      60
  33972084       6       Purchase   N     Y      60
  34052308       6       C/O Refi   N     N       0
  34122937       6       Purchase   N     N       0
  34148874       6       Purchase   N     N       0
  33919630       6       Purchase   N     Y      60
  34088096       6       Purchase   N     Y      60
  34186163       6       Purchase   N     N       0
  34188763       6       Purchase   N     Y      60
  33845439       6       Purchase   N     Y      60
  34025932       6       Purchase   N     Y      60
  34244152       6       Purchase   N     Y      60
4000143307       6       Purchase   N     Y      60
  33219205       6       C/O Refi   N     N       0
  33844275       6       Purchase   N     Y      60
  34142315       6       Purchase   N     Y      60
  33172909       6       C/O Refi   N     N       0
  33845157       6       Purchase   N     Y      60
  34187377       6       Purchase   N     N       0
  33172123       6       R/T Refi   N     N       0
  33925959       6       Purchase   N     N       0
  33750977       6       Purchase   N     N       0
4000129584       6       Purchase   N     Y      60
  33476045       6       Purchase   N     Y      60
  33866229       6       C/O Refi   N     Y      60
  33884362       6       Purchase   N     N       0
4000143851       6       Purchase   N     Y      60
4000142701       6       Purchase   N     Y      60
  34115568       6       Purchase   N     Y      60
  33356882       6       Purchase   N     Y      60
  34028357       6       Purchase   N     N       0
  33477902       6       C/O Refi   N     N       0
  33835331       6       Purchase   N     Y      60
  33848037       6       Purchase   N     Y      60
  33927757       6       C/O Refi   N     N       0
  33970781       6       Purchase   N     N       0
  33989526       6       C/O Refi   N     Y      60
  34054882       6       Purchase   N     N       0
  34185538       6       C/O Refi   N     Y      60

                                      D-1-6

                                                                PROPERTY                                ORIGINAL    ORIGINATION
  LOANID                CITY              ZIP    STATE            TYPE                OCCUPANCY           TERM          DATE
-------------------------------------------------------------------------------------------------------------------------------
4000055761   YAKIMA                      98908     WA    PUD                      Owner Occupied       12/25/1900    4/28/2004
  34144014   PORTLAND                    97203     OR    PUD                      Owner Occupied       12/25/1900    4/20/2004
  33358201   ANGIER                      27501     NC    Single Family            Owner Occupied       12/25/1900    4/29/2004
  33971458   JOHNSTOWN                   80534     CO    PUD                      Owner Occupied       12/25/1900    4/20/2004
  34108779   OXNARD                      93033     CA    Single Family            Owner Occupied       12/25/1900    4/13/2004
  34162107   CHICAGO                     60639     IL    Single Family            Owner Occupied       12/25/1900    4/23/2004
  33456484   NEPTUNE                      7753     NJ    Single Family            Owner Occupied       12/25/1900    4/29/2004
4000138687   MIDDLETOWN                  45042     OH    Single Family            Owner Occupied       12/25/1900    4/21/2004
  33833682   BEAUMONT                    92223     CA    Single Family            Owner Occupied       12/25/1900    4/16/2004
  33235375   PERRIS                      92571     CA    Single Family            Owner Occupied       12/25/1900    4/12/2004
  33712266   NEW SHARON                  50207     IA    Single Family            Owner Occupied       12/25/1900    4/28/2004
  33525767   REYNOLDSBURG                43068     OH    Single Family            Owner Occupied       12/25/1900    4/26/2004
  33990797   TAMARAC                     33321     FL    PUD                      Owner Occupied       12/25/1900    4/29/2004
4000142930   FRESNO                      93722     CA    Single Family            Owner Occupied       12/25/1900    4/26/2004
  33909078   KINGSLAND                   31548     GA    Single Family            Owner Occupied       12/25/1900    4/22/2004
4000132913   ALEXANDRIA                  22306     VA    PUD                      Owner Occupied       12/25/1900    4/30/2004
4000141171   DES PLAINES                 60018     IL    Single Family            Non-Owner Occupied   12/25/1900    4/28/2004
  33626417   WIXOM                       48393     MI    Single Family            Owner Occupied       12/25/1900    4/19/2004
  34136770   FINLEYVILLE                 15332     PA    Single Family            Owner Occupied       12/25/1900    4/29/2004
4000141110   VACAVILLE                   95688     CA    Single Family            Owner Occupied       12/25/1900    4/14/2004
  33890948   HYATTSVILLE                 20783     MD    Single Family            Owner Occupied       12/25/1900    4/30/2004
  33907247   BRADENTON                   34205     FL    Single Family            Owner Occupied       12/25/1900    4/29/2004
  33989575   MIAMI                       33055     FL    Single Family            Owner Occupied       12/25/1900    4/26/2004
  33099334   LYNN                         1902     MA    Multi Family - 2 Units   Owner Occupied       12/25/1900    4/30/2004
  33416934   COVINA                      91722     CA    Single Family            Owner Occupied       12/25/1900    4/15/2004
  34050849   DESOTO                      75115     TX    Single Family            Owner Occupied       12/25/1900    4/27/2004
  34244202   CASSELBERRY                 32707     FL    PUD                      Owner Occupied       12/25/1900    4/28/2004
4000136549   NASHUA                       3060     NH    Condo                    Owner Occupied       12/25/1900    4/24/2004
  33455825   RARITAN TOWNSHIP             8551     NJ    Single Family            Owner Occupied       12/25/1900    4/22/2004
  33891870   UPPER MARLBORO              20772     MD    Condo                    Owner Occupied       12/25/1900    4/30/2004
  33458282   WILLIAMSTOWN                 8094     NJ    Single Family            Owner Occupied       12/25/1900    4/20/2004
  33908484   BRADENTON                   34209     FL    Single Family            Owner Occupied       12/25/1900    4/23/2004
  33837311   MORENO VALLEY               92551     CA    Single Family            Owner Occupied       12/25/1900    4/14/2004
  34165050   MOUNT PROSPECT              60056     IL    Single Family            Owner Occupied       12/25/1900    4/20/2004
  33970583   COLORADO SPRINGS            80911     CO    Single Family            Owner Occupied       12/25/1900    4/20/2004
  34111153   NEWMAN                      95360     CA    Single Family            Owner Occupied       12/25/1900     4/9/2004
  34187013   MEMPHIS                     38127     TN    Single Family            Owner Occupied       12/25/1900    4/29/2004
  33373655   INDEPENDENCE TOWNSHIP       48346     MI    Single Family            Non-Owner Occupied   12/25/1900    4/29/2004
  34136309   COLUMBUS                    43207     OH    Single Family            Owner Occupied       12/25/1900    4/23/2004
  33988957   BOYNTON BEACH               33426     FL    PUD                      Owner Occupied       12/25/1900    4/19/2004
4000121489   DELTONA                     32725     FL    Single Family            Owner Occupied       12/25/1900    4/13/2004
  33415522   CATHEDRAL CITY              92234     CA    Single Family            Owner Occupied       12/25/1900     4/5/2004
  33495474   CITRUS HEIGHTS              95621     CA    Single Family            Owner Occupied       12/25/1900    4/19/2004
  33787409   ANTIOCH                     94509     CA    Single Family            Owner Occupied       12/25/1900     4/6/2004
  33458761   WEST CHESTER                19382     PA    Single Family            Owner Occupied       12/25/1900    4/24/2004
  33927278   YOUNGSTOWN                  44509     OH    Multi Family - 2 Units   Owner Occupied       12/25/1900    4/20/2004
  33370875   EASTPOINTE                  48021     MI    Single Family            Non-Owner Occupied   12/25/1900    4/29/2004
  34028993   MANCHESTER                   3103     NH    Single Family            Owner Occupied       12/25/1900    4/30/2004
  34185322   CONLEY                      30288     GA    Single Family            Owner Occupied       12/25/1900    4/29/2004
  34024604   HUDSON                       3051     NH    Single Family            Owner Occupied       12/25/1900    4/28/2004
  33581976   HILLSBORO                   97124     OR    PUD                      Owner Occupied       12/25/1900    4/12/2004
  33751421   LYNDEN                      98264     WA    Single Family            Owner Occupied       12/25/1900    4/26/2004
  34120634   COACHELLA                   92236     CA    Single Family            Owner Occupied       12/25/1900    4/21/2004
4000135624   FRESNO                      93720     CA    PUD                      Owner Occupied       12/25/1900     4/7/2004
  34202200   BRAINERD                    56401     MN    Single Family            Owner Occupied       12/25/1900    4/28/2004
  34184747   MEMPHIS                     38125     TN    Single Family            Owner Occupied       12/25/1900    4/30/2004
  34167643   LEO                         46765     IN    Single Family            Owner Occupied       12/25/1900    4/28/2004
  34167650   HAMILTON                    46742     IN    Single Family            Second Home          12/25/1900    4/28/2004
  33986613   WEST PALM BEACH             33406     FL    PUD                      Owner Occupied       12/25/1900    4/23/2004
  33974007   AURORA                      80017     CO    Single Family            Owner Occupied       12/25/1900    4/29/2004
  33292152   BAKERSFIELD                 93314     CA    Single Family            Owner Occupied       12/25/1900     4/1/2004
  33354812   WEST COLUMBIA               29169     SC    Single Family            Owner Occupied       12/25/1900    4/27/2004
  33768425   CHEEKTOWAGA                 14225     NY    Single Family            Owner Occupied       12/25/1900    4/21/2004
  33511106   BAKERSFIELD                 93312     CA    Single Family            Owner Occupied       12/25/1900    4/20/2004

                                                                                            PAID        ORIGINAL
               FIRST    MATURITY    REMAINING   ORIGINAL   SCHEDULED                        THRU     COMBINED LOAN       OTS
  LOANID     PAY DATE     DATE        TERM       BALANCE    BALANCE     RATE     P&I        DATE        TO VALUE     DELINQUENCY
--------------------------------------------------------------------------------------------------------------------------------
4000055761   7/1/2004   6/1/2034          360    140000       140000   4.999     583.22   7/1/2004             80        0-29
  34144014   6/1/2004   5/1/2034          359    138600       138600   8.375     967.31   6/1/2004             90        0-29
  33358201   6/1/2004   5/1/2034          359     99900        99900   5.625     468.28   6/1/2004    79.98398719        0-29
  33971458   6/1/2004   5/1/2034          359    275000    274489.22   6.375   1,715.65   6/1/2004    88.70967742        0-29
  34108779   6/1/2004   5/1/2034          359    304000       304000   5.875   1,488.33   6/1/2004             80        0-29
  34162107   6/1/2004   5/1/2034          359    232750    232280.86       6   1,395.46   6/1/2004    89.96907615        0-29
  33456484   6/1/2004   5/1/2034          359    206900    206357.74   6.625   1,324.81   6/1/2004    89.95652174        0-29
4000138687   6/1/2004   5/1/2034          359     91750        91750     5.5     420.52   6/1/2004     79.9912816        0-29
  33833682   6/1/2004   5/1/2034          359    200700    200699.75       7   1,170.75   6/1/2004             90        0-29
  33235375   6/1/2004   5/1/2034          359    198150       198150   5.625     928.83   6/1/2004    79.98918138        0-29
  33712266   6/1/2004   5/1/2034          359     44100        44050   9.125     335.34   6/1/2004    84.97109827        0-29
  33525767   6/1/2004   5/1/2034          359    153900    153682.06    7.75   1,102.56   6/1/2004             90        0-29
  33990797   6/1/2004   5/1/2034          359     80000     79836.46   5.875     473.24   6/1/2004    48.19277108        0-29
4000142930   6/1/2004   5/1/2034          359    137500       137500   5.625     644.53   6/1/2004    79.97812962        0-29
  33909078   6/1/2004   5/1/2034          359    119000    118804.35       7     791.71   6/1/2004    83.21678322        0-29
4000132913   6/1/2004   5/1/2034          358    328000       328000    5.25   1,435.00   7/1/2004             80        0-29
4000141171   6/1/2004   5/1/2034          359    214200       214200     5.5     981.75   6/1/2004             90        0-29
  33626417   6/1/2004   5/1/2034          359    266750    266216.55    5.99   1,597.59   6/1/2004    84.99716411        0-29
  34136770   6/1/2004   5/1/2034          358    177500    177248.61    7.75   1,271.64   7/1/2004            100        0-29
4000141110   6/1/2004   5/1/2034          358    252000       252000     6.5   1,365.00   7/1/2004             80        0-29
  33890948   6/1/2004   5/1/2034          359    220000       220000    6.75   1,237.50   6/1/2004             80        0-29
  33907247   6/1/2004   5/1/2034          359     84800        84800   6.875     485.83   6/1/2004             80        0-29
  33989575   6/1/2004   5/1/2034          358     76800        76800     6.5     416.00   7/1/2004             80        0-29
  33099334   6/1/2004   5/1/2034          359    384000    383320.53   6.625   2,458.80   6/1/2004            100        0-29
  33416934   6/1/2004   5/1/2034          358    299200       299200   5.125   1,277.83   7/1/2004             80        0-29
  34050849   6/1/2004   5/1/2034          359    106800    106774.97   5.625     500.63   6/1/2004             80        0-29
  34244202   6/1/2004   5/1/2034          359    151200       151196       6     756.00   6/1/2004             80        0-29
4000136549   6/1/2004   5/1/2034          359    120000       120000     5.5     550.00   6/1/2004             80        0-29
  33455825   6/1/2004   5/1/2034          359    323000       323000   7.625   2,052.40   6/1/2004             95        0-29
  33891870   6/1/2004   5/1/2034          359    148000       148000   6.625     817.08   6/1/2004             80        0-29
  33458282   6/1/2004   5/1/2034          359    139500    139330.37     8.5   1,072.64   6/1/2004             90        0-29
  33908484   6/1/2004   5/1/2034          359    217800       217800   7.125   1,293.19   6/1/2004             90        0-29
  33837311   6/1/2004   5/1/2034          358     80000        80000     7.5     500.00   7/1/2004    49.68944099        0-29
  34165050   6/1/2004   5/1/2034          359    190200    189772.78   5.375   1,065.07   6/1/2004    69.99723986        0-29
  33970583   6/1/2004   5/1/2034          359    139500    139292.29     7.5     975.41   6/1/2004             90        0-29
  34111153   6/1/2004   5/1/2034          359    260000    259582.93   7.125   1,751.67   6/1/2004    89.79233795        0-29
  34187013   6/1/2004   5/1/2034          359     46000        46000   5.375     206.04   6/1/2004             80        0-29
  33373655   6/1/2004   5/1/2034          359    212500    212199.07    7.75   1,522.38   6/1/2004             85        0-29
  34136309   6/1/2004   5/1/2034          359    102000    101796.01    5.99     610.89   6/1/2004             85        0-29
  33988957   6/1/2004   5/1/2034          359    104000       104000    5.99     519.13   6/1/2004    79.38931298        0-29
4000121489   6/1/2004   5/1/2034          359     84000        84000   5.625     393.75   6/1/2004             80        0-29
  33415522   6/1/2004   5/1/2034          357    185050       185050   5.375     828.87   8/1/2004    79.98046411        0-29
  33495474   6/1/2004   5/1/2034          358    187200       187200       5     780.00   7/1/2004             80        0-29
  33787409   6/1/2004   5/1/2034          359    284000       284000   5.875   1,390.42   6/1/2004             80        0-29
  33458761   6/1/2004   5/1/2034          359    247000    246552.21     6.5   1,561.21   6/1/2004             95        0-29
  33927278   6/1/2004   5/1/2034          359     93600     93460.63     7.5     654.47   6/1/2004             90        0-29
  33370875   6/1/2004   5/1/2034          359     99900        99900   6.625     551.53   6/1/2004             90        0-29
  34028993   6/1/2004   5/1/2034          358    175000    174726.14    7.25   1,193.81   7/1/2004            100        0-29
  34185322   6/1/2004   5/1/2034          359    179200       179200    5.75     858.67   6/1/2004             80        0-29
  34024604   7/1/2004   6/1/2034          360    311100     310857.3    7.25   2,122.26   7/1/2004             85        0-29
  33581976   6/1/2004   5/1/2034          359    167750       167750       6     838.75   6/1/2004    79.99561276        0-29
  33751421   6/1/2004   5/1/2034          359    116000       116000       5     483.33   6/1/2004             80        0-29
  34120634   6/1/2004   5/1/2034          359    154400       154400   5.875     755.92   6/1/2004             80        0-29
4000135624   6/1/2004   5/1/2034          359    192000       192000    5.25     840.00   6/1/2004             80        0-29
  34202200   6/1/2004   5/1/2034          359    112000    111993.33       7     653.33   6/1/2004             80        0-29
  34184747   6/1/2004   5/1/2034          359     99200        99200   6.875     568.33   6/1/2004             80        0-29
  34167643   7/1/2004   6/1/2034          359    292500       292500   7.125   1,736.72   7/1/2004             90        0-29
  34167650   6/1/2004   5/1/2034          359    227800       227800     7.5   1,423.75   6/1/2004             85        0-29
  33986613   6/1/2004   5/1/2034          358    123450       123450    7.25     745.84   7/1/2004    94.96153846        0-29
  33974007   6/1/2004   5/1/2034          359    156000    155743.49       7   1,037.88   6/1/2004             80        0-29
  33292152   6/1/2004   5/1/2034          359    254750       254750   6.875   1,459.51   6/1/2004    89.98587072        0-29
  33354812   6/1/2004   5/1/2034          359    102600    102439.43    7.25     699.92   6/1/2004             95        0-29
  33768425   6/1/2004   5/1/2034          359     62700     62594.34   6.875     411.90   6/1/2004             95        0-29
  33511106   6/1/2004   5/1/2034          359    200000       200000   6.875   1,145.83   6/1/2004             80        0-29

                              INITIAL                     PREPAYMENT                                        FIRST RATE   RATE RESET
  LOANID     INDEX   MARGIN     CAP     FLOOR   CEILING      TERM              PREPAYMENT PENALTY           RESET DATE    FREQUENCY
-----------------------------------------------------------------------------------------------------------------------------------
4000055761    6ML    3.625       3      4.999   10.999           24    6 mo.s interest less 20% obal          6/1/2006           6
  34144014    6ML     6.25       3      8.375   14.375           36    6 mo.s interest less 20% obal          5/1/2009           6
  33358201    6ML        4       3      5.625   11.625            0    None                                   5/1/2006           6
  33971458    6ML     5.75       3      6.375   12.375           24    6 mo.s interest less 20% obal          5/1/2006           6
  34108779    6ML      4.5       3      5.875   11.875           24    6 mo.s interest less 20% obal          5/1/2006           6
  34162107    6ML    4.875       3          6       12           12    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  33456484    6ML        5       3      6.625   12.625            0    None                                   5/1/2006           6
4000138687    6ML     3.75       3        5.5     11.5           36    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2009           6
  33833682    6ML    6.125       3          7       13           24    6 mo.s interest less 20% obal          5/1/2006           6
  33235375    6ML    4.125       3      5.625   11.625           24    6 mo.s interest less 20% obal          5/1/2006           6
  33712266    6ML    7.125       3      9.125   15.125            0    None                                   5/1/2006           6
  33525767    6ML      6.5       3       7.75    13.75           24    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  33990797    6ML    2.875       3      5.875   11.875           36    6 mo.s interest less 20% obal          5/1/2007           6
4000142930    6ML        4       3      5.625   11.625           24    6 mo.s interest less 20% obal          5/1/2006           6
  33909078    6ML    5.875       3          7       13            0    None                                   5/1/2006           6
4000132913    6ML    3.875       3       5.25    11.25           24    6 mo.s interest less 20% obal          5/1/2006           6
4000141171    6ML        4       1        5.5     11.5           24    3%/2%/1%-1st yr/2nd yr/3rd yr         11/1/2004           6
  33626417    6ML        5       3       5.99    11.99           24    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  34136770    6ML      5.5       3       7.75    13.75           24    6 mo.s interest less 20% obal          5/1/2006           6
4000141110    6ML     4.75       3        6.5     12.5           24    6 mo.s interest less 20% obal          5/1/2009           6
  33890948    6ML    5.375       3       6.75    12.75           24    6 mo.s interest less 20% obal          5/1/2006           6
  33907247    6ML    5.375       3      6.875   12.875           24    6 mo.s interest less 20% obal          5/1/2006           6
  33989575    6ML    4.375       3        6.5     12.5           36    6 mo.s interest less 20% obal          5/1/2009           6
  33099334    6ML     5.75       3      6.625   12.625           24    6 mo.s interest less 20% obal          5/1/2006           6
  33416934    6ML      3.5       3      5.125   11.125           36    6 mo.s interest less 20% obal          5/1/2009           6
  34050849    6ML     4.25       3      5.625   11.625           36    6 mo.s interest less 20% obal          5/1/2009           6
  34244202    6ML     4.75       3          6       12           24    6 mo.s interest less 20% obal          5/1/2006           6
4000136549    6ML     3.75       3        5.5     11.5           36    6 mo.s interest less 20% obal          5/1/2009           6
  33455825    6ML    6.625       3      7.625   13.625            0    None                                   5/1/2006           6
  33891870    6ML     4.75       3      6.625   12.625           24    6 mo.s interest less 20% obal          5/1/2006           6
  33458282    6ML    6.375       3        8.5     14.5            0    None                                   5/1/2006           6
  33908484    6ML    6.375       3      7.125   13.125           24    6 mo.s interest less 20% obal          5/1/2006           6
  33837311    6ML      5.5       3        7.5     13.5           24    6 mo.s interest less 20% obal          5/1/2006           6
  34165050    6ML    3.625       3      5.375   11.375           24    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  33970583    6ML        6       3        7.5     13.5           24    6 mo.s interest less 20% obal          5/1/2006           6
  34111153    6ML    6.125       3      7.125   13.125           24    6 mo.s interest less 20% obal          5/1/2006           6
  34187013    6ML     4.25       3      5.375   11.375           24    6 mo.s interest less 20% obal          5/1/2006           6
  33373655    6ML        5       3       7.75    13.75           24    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  34136309    6ML    5.125       3       5.99    11.99           24    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  33988957    6ML    3.625       3       5.99    11.99           24    6 mo.s interest less 20% obal          5/1/2009           6
4000121489    6ML    4.375       3      5.625   11.625           24    6 mo.s interest less 20% obal          5/1/2006           6
  33415522    6ML    4.125       3      5.375   11.375           24    6 mo.s interest less 20% obal          5/1/2006           6
  33495474    6ML    3.625       3          5       11           24    6 mo.s interest less 20% obal          5/1/2006           6
  33787409    6ML      4.5       3      5.875   11.875           24    6 mo.s interest less 20% obal          5/1/2006           6
  33458761    6ML     5.75       3        6.5     12.5           24    6 mo.s interest less 20% obal          5/1/2006           6
  33927278    6ML    6.375       3        7.5     13.5           24    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  33370875    6ML     4.25       3      6.625   12.625           12    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  34028993    6ML      6.5       3       7.25    13.25           24    6 mo.s interest less 20% obal          5/1/2006           6
  34185322    6ML     3.75       3       5.75    11.75            0    None                                   5/1/2009           6
  34024604    6ML      4.5       3       7.25    13.25           24    6 mo.s interest less 20% obal          6/1/2006           6
  33581976    6ML    5.125       3          6       12           24    6 mo.s interest less 20% obal          5/1/2006           6
  33751421    6ML      3.5       3          5       11           36    6 mo.s interest less 20% obal          5/1/2007           6
  34120634    6ML      4.5       3      5.875   11.875           24    6 mo.s interest less 20% obal          5/1/2006           6
4000135624    6ML    3.375       3       5.25    11.25           24    6 mo.s interest less 20% obal          5/1/2009           6
  34202200    6ML     5.75       3          7       13           36    min (2% prepaid, 60 days interest)     5/1/2006           6
  34184747    6ML        5       3      6.875   12.875           24    6 mo.s interest less 20% obal          5/1/2009           6
  34167643    6ML      5.5       3      7.125   13.125            0    None                                   6/1/2006           6
  34167650    6ML      5.5       3        7.5     13.5           24    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  33986613    6ML    6.125       3       7.25    13.25           24    6 mo.s interest less 20% obal          5/1/2006           6
  33974007    6ML    5.875       3          7       13           24    6 mo.s interest less 20% obal          5/1/2006           6
  33292152    6ML    5.875       3      6.875   12.875           24    6 mo.s interest less 20% obal          5/1/2006           6
  33354812    6ML    5.125       3       7.25    13.25            0    None                                   5/1/2006           6
  33768425    6ML        6       3      6.875   12.875            0    None                                   5/1/2006           6
  33511106    6ML    5.125       3      6.875   12.875           12    6 mo.s interest less 20% obal          5/1/2006           6

              PAYMENT
               RESET
  LOANID     FREQUENCY   PURPOSE    DIV   IO   IOTERM
-----------------------------------------------------
4000055761       6       Purchase   N     Y      60
  34144014       6       C/O Refi   N     Y      60
  33358201       6       Purchase   N     Y      60
  33971458       6       C/O Refi   N     N       0
  34108779       6       Purchase   N     Y      60
  34162107       6       C/O Refi   N     N       0
  33456484       6       Purchase   N     N       0
4000138687       6       R/T Refi   N     Y      60
  33833682       6       C/O Refi   N     Y      60
  33235375       6       Purchase   N     Y      60
  33712266       6       Purchase   N     Y      60
  33525767       6       C/O Refi   N     N       0
  33990797       6       Purchase   N     N       0
4000142930       6       Purchase   N     Y      60
  33909078       6       C/O Refi   N     N       0
4000132913       6       Purchase   N     Y      60
4000141171       6       Purchase   N     Y      60
  33626417       6       C/O Refi   N     N       0
  34136770       6       Purchase   N     N       0
4000141110       6       Purchase   N     Y      60
  33890948       6       Purchase   N     Y      60
  33907247       6       Purchase   N     Y      60
  33989575       6       Purchase   N     Y      60
  33099334       6       Purchase   N     N       0
  33416934       6       Purchase   N     Y      60
  34050849       6       Purchase   N     Y      60
  34244202       6       Purchase   N     Y      60
4000136549       6       Purchase   N     Y      60
  33455825       6       Purchase   N     Y      60
  33891870       6       Purchase   N     Y      60
  33458282       6       C/O Refi   N     N       0
  33908484       6       Purchase   N     Y      60
  33837311       6       C/O Refi   N     Y      60
  34165050       6       C/O Refi   N     N       0
  33970583       6       C/O Refi   N     N       0
  34111153       6       Purchase   N     N       0
  34187013       6       Purchase   N     Y      60
  33373655       6       R/T Refi   N     N       0
  34136309       6       C/O Refi   N     N       0
  33988957       6       C/O Refi   N     Y      60
4000121489       6       Purchase   N     Y      60
  33415522       6       Purchase   N     Y      60
  33495474       6       Purchase   N     Y      60
  33787409       6       Purchase   N     Y      60
  33458761       6       C/O Refi   N     N       0
  33927278       6       C/O Refi   N     N       0
  33370875       6       Purchase   N     Y      60
  34028993       6       Purchase   N     N       0
  34185322       6       Purchase   N     Y      60
  34024604       6       C/O Refi   N     N       0
  33581976       6       Purchase   N     Y      60
  33751421       6       Purchase   N     Y      60
  34120634       6       Purchase   N     Y      60
4000135624       6       Purchase   N     Y      60
  34202200       6       Purchase   N     Y      60
  34184747       6       Purchase   N     Y      60
  34167643       6       C/O Refi   N     Y      60
  34167650       6       C/O Refi   N     Y      60
  33986613       6       Purchase   N     Y      60
  33974007       6       Purchase   N     N       0
  33292152       6       Purchase   N     Y      60
  33354812       6       Purchase   N     N       0
  33768425       6       Purchase   N     N       0
  33511106       6       Purchase   N     Y      60

                                      D-1-7

                                                                PROPERTY                                ORIGINAL    ORIGINATION
  LOANID                CITY              ZIP    STATE            TYPE                OCCUPANCY           TERM          DATE
-------------------------------------------------------------------------------------------------------------------------------
  33866112   FLORISSANT                  63034     MO    Single Family            Owner Occupied       12/25/1900    4/26/2004
  34164921   BOLINGBROOK                 60440     IL    Single Family            Owner Occupied       12/25/1900    4/24/2004
  33373648   AUBURN HILLS                48326     MI    Single Family            Owner Occupied       12/25/1900    4/30/2004
  33866641   SAINT LOUIS                 63107     MO    Multi Family - 2 Units   Owner Occupied       12/25/1900    4/21/2004
  33866997   ST LOUIS                    63113     MO    Single Family            Owner Occupied       12/25/1900    4/26/2004
  33991621   FORT LAUDERDALE             33311     FL    Single Family            Owner Occupied       12/25/1900    4/26/2004
  34146019   PORTLAND                    97213     OR    Single Family            Owner Occupied       12/25/1900    4/27/2004
  33842543   MERIDIAN                    83642     ID    PUD                      Owner Occupied       12/25/1900     4/5/2004
  33220344   QUEEN CREEK                 85242     AZ    PUD                      Owner Occupied       12/25/1900    4/30/2004
4000135359   REDFORD                     48239     MI    Single Family            Owner Occupied       12/25/1900    4/17/2004
  33839515   DESERT HOT SPRINGS          92240     CA    Multi Family - 2 Units   Non-Owner Occupied   12/25/1900    4/16/2004
  33839523   DESERT HOT SPRINGS          92240     CA    Single Family            Non-Owner Occupied   12/25/1900    4/16/2004
  33948290   ESCONDIDO                   92025     CA    Single Family            Owner Occupied       12/25/1900    4/27/2004
  33990599   NORTH MIAMI                 33161     FL    Condo                    Owner Occupied       12/25/1900    4/22/2004
  33827056   TURLOCK                     95380     CA    Single Family            Owner Occupied       12/25/1900    4/15/2004
  33959537   CANYON LAKE                 92587     CA    Single Family            Owner Occupied       12/25/1900    4/26/2004
  34049056   LEANDER                     78641     TX    Single Family            Owner Occupied       12/25/1900    4/22/2004
  34090829   ONTARIO                     91762     CA    Single Family            Owner Occupied       12/25/1900    4/19/2004
  33237330   LAS VEGAS                   89113     NV    Condo                    Owner Occupied       12/25/1900    4/13/2004
  34165795   JOLIET                      60435     IL    PUD                      Owner Occupied       12/25/1900    4/30/2004
  33750506   SEATAC                      98188     WA    Single Family            Owner Occupied       12/25/1900    4/23/2004
  34022657   SOUTHBRIDGE                  1550     MA    Multi Family - 2 Units   Owner Occupied       12/25/1900    4/29/2004
  33968645   THORNTON                    80602     CO    PUD                      Owner Occupied       12/25/1900    4/20/2004
  33748740   ROSEBURG                    97470     OR    Single Family            Owner Occupied       12/25/1900    4/20/2004
  34094334   LOS ANGELES                 90037     CA    Multi Family - 2 Units   Owner Occupied       12/25/1900    4/26/2004
  33713587   MANITO                      61546     IL    Single Family            Owner Occupied       12/25/1900    4/22/2004
  33293556   SAN JOSE                    95128     CA    Single Family            Owner Occupied       12/25/1900     4/6/2004
  34053520   ROUND ROCK                  78681     TX    PUD                      Owner Occupied       12/25/1900    4/29/2004
  33227000   HENDERSON                   89074     NV    Condo                    Owner Occupied       12/25/1900    4/15/2004
  33434044   FRISCO                      75035     TX    PUD                      Owner Occupied       12/25/1900    4/23/2004
  34093229   LONG BEACH                  90804     CA    Condo                    Owner Occupied       12/25/1900    4/27/2004
  34205468   ZIMMERMAN                   55396     MN    Single Family            Non-Owner Occupied   12/25/1900    4/30/2004
4000143324   HUGHSON                     95326     CA    Single Family            Owner Occupied       12/25/1900    4/26/2004
  34188110   SPRINGFIELD                 37172     TN    Single Family            Owner Occupied       12/25/1900    4/26/2004
  32967820   GREENFIELD                  65661     MO    Single Family            Owner Occupied       12/25/1900    4/15/2004
  33717901   CHICAGO                     60649     IL    Multi Family - 3 Units   Owner Occupied       12/25/1900    4/22/2004
  33537408   CINCINNATI                  45241     OH    Single Family            Owner Occupied       12/25/1900    4/29/2004
  33952748   SACRAMENTO                  95821     CA    Single Family            Owner Occupied       12/25/1900    4/16/2004
  33921727   WINTER HAVEN                33884     FL    PUD                      Owner Occupied       12/25/1900    4/23/2004
  33888173   COLUMBIA                    21044     MD    Condo                    Owner Occupied       12/25/1900    4/22/2004
  33990508   COCONUT CREEK               33073     FL    PUD                      Owner Occupied       12/25/1900    4/27/2004
  33993080   WEST PALM BEACH             33415     FL    Single Family            Owner Occupied       12/25/1900    4/30/2004
  34109165   (HARBOR CITY AREA) LOS ANG  90710     CA    Condo                    Owner Occupied       12/25/1900    4/20/2004
  33478280   LOMA LINDA                  92354     CA    Single Family            Owner Occupied       12/25/1900    4/23/2004
  33991803   WEST PALM BEACH             33407     FL    PUD                      Owner Occupied       12/25/1900    4/30/2004
  33610684   ORLANDO                     32811     FL    Condo                    Owner Occupied       12/25/1900    4/21/2004
  33373895   WEBBERVILLE                 48892     MI    Single Family            Owner Occupied       12/25/1900    4/26/2004
  33912759   ST PETERSBURG               33705     FL    Single Family            Owner Occupied       12/25/1900    4/23/2004
  33958828   SAN JACINTO                 92583     CA    Single Family            Owner Occupied       12/25/1900    4/26/2004
  34091686   MONTEBELLO                  90640     CA    Single Family            Owner Occupied       12/25/1900    4/21/2004
  34163006   CHICAGO                     60639     IL    Single Family            Owner Occupied       12/25/1900    4/21/2004
  33790403   FAIRFIELD                   94533     CA    Condo                    Owner Occupied       12/25/1900    4/19/2004
4000111715   FREDERICK                   21703     MD    Single Family            Owner Occupied       12/25/1900    3/29/2004
  33468067   WEST HILLS AREA             91307     CA    Condo                    Owner Occupied       12/25/1900    4/15/2004
  34162008   CHICAGO                     60656     IL    Single Family            Owner Occupied       12/25/1900    4/23/2004
  33626680   ROSEVILLE                   48066     MI    Single Family            Owner Occupied       12/25/1900    4/23/2004
  33571571   PORTLAND                    97233     OR    Single Family            Owner Occupied       12/25/1900    4/22/2004
  34022038   RANDOLPH                     2368     MA    Single Family            Owner Occupied       12/25/1900    4/23/2004
  33831363   TEMECULA                    92592     CA    Condo                    Owner Occupied       12/25/1900    4/14/2004
  33546524   PERRIS                      92571     CA    Single Family            Owner Occupied       12/25/1900    4/23/2004
  34089417   SAN BERNARDINO              92405     CA    Single Family            Owner Occupied       12/25/1900    4/13/2004
  34092619   RIVERSIDE                   92509     CA    Single Family            Owner Occupied       12/25/1900    4/22/2004
4000118485   GRAPEVINE                   76051     TX    Single Family            Owner Occupied       12/25/1900    4/26/2004
  33059387   PARAMOUNT                   90723     CA    Condo                    Owner Occupied       12/25/1900    4/15/2004

                                                                                            PAID        ORIGINAL
               FIRST    MATURITY    REMAINING   ORIGINAL   SCHEDULED                        THRU     COMBINED LOAN       OTS
  LOANID     PAY DATE     DATE        TERM       BALANCE    BALANCE     RATE     P&I        DATE        TO VALUE     DELINQUENCY
--------------------------------------------------------------------------------------------------------------------------------
  33866112   6/1/2004   5/1/2034          359    125400    125208.57   7.375     866.11   6/1/2004             95        0-29
  34164921   6/1/2004   5/1/2034          359    190000    189679.83   6.875   1,248.17   6/1/2004    84.44444444        0-29
  33373648   6/1/2004   5/1/2034          358    148000       148000   6.625     817.08   7/1/2004             80        0-29
  33866641   6/1/2004   5/1/2034          359     48000     47943.12   8.625     373.34   6/1/2004             80        0-29
  33866997   6/1/2004   5/1/2034          358     59500     59427.64     8.5     457.51   7/1/2004             85        0-29
  33991621   6/1/2004   5/1/2034          359    132000    131777.56   6.875     867.15   6/1/2004           82.5        0-29
  34146019   6/1/2004   5/1/2034          358    259750       259750     5.5   1,190.52   7/1/2004    79.99692023        0-29
  33842543   6/1/2004   5/1/2034          359    157500       157500    7.25     951.56   6/1/2004             90        0-29
  33220344   6/1/2004   5/1/2034          359    190000     189671.9    6.75   1,232.34   6/1/2004    52.77777778        0-29
4000135359   6/1/2004   5/1/2034          359     94500        94500    7.25     570.94   6/1/2004             90        0-29
  33839515   6/1/2004   5/1/2034          358    153000       153000     6.5     828.75   7/1/2004             90        0-29
  33839523   6/1/2004   5/1/2034          359    153000       153000    6.75     860.63   6/1/2004             90        0-29
  33948290   6/1/2004   5/1/2034          359    251000       251000   5.875   1,228.85   6/1/2004    66.05263158        0-29
  33990599   6/1/2004   5/1/2034          359     65700        65700   8.875     485.91   6/1/2004             90        0-29
  33827056   6/1/2004   5/1/2034          359    150400    150176.06     7.5   1,051.62   6/1/2004             80        0-29
  33959537   6/1/2004   5/1/2034          359    264000       264000    5.75   1,265.00   6/1/2004             80        0-29
  34049056   6/1/2004   5/1/2034          359    133000       133000    7.25     803.54   6/1/2004             95        0-29
  34090829   6/1/2004   5/1/2034          358    253500    252930.61   5.375   1,419.53   7/1/2004    88.94736842        0-29
  33237330   6/1/2004   5/1/2034          359    114750    114551.84    6.75     744.27   6/1/2004    80.80985915        0-29
  34165795   6/1/2004   5/1/2034          359    143650       143650   7.375     882.85   6/1/2004    84.97485951        0-29
  33750506   6/1/2004   5/1/2034          359    192000       192000     6.5   1,040.00   6/1/2004             80        0-29
  34022657   6/1/2004   5/1/2034          359    165000    164783.39   8.125   1,225.13   6/1/2004    80.48780488        0-29
  33968645   6/1/2004   5/1/2034          359    266000       266000     6.5   1,440.83   6/1/2004             95        0-29
  33748740   6/1/2004   5/1/2034          358     80000     79851.41   6.375     499.10   7/1/2004             80        0-29
  34094334   6/1/2004   5/1/2034          359    216000    215514.84   5.375   1,209.54   6/1/2004    63.52941176        0-29
  33713587   6/1/2004   5/1/2034          359     55250     55179.28    8.25     415.08   6/1/2004             85        0-29
  33293556   6/1/2004   5/1/2034          359    324000       324000     5.5   1,485.00   6/1/2004             80        0-29
  34053520   6/1/2004   5/1/2034          359    123600       123600     5.5     566.50   6/1/2004             80        0-29
  33227000   6/1/2004   5/1/2034          359     86550        86550    6.75     486.84   6/1/2004    79.99075786        0-29
  33434044   6/1/2004   5/1/2034          359    193950       193950   6.375   1,030.36   6/1/2004    79.98861724        0-29
  34093229   6/1/2004   5/1/2034          359    232000       232000    5.25   1,015.00   6/1/2004             80        0-29
  34205468   6/1/2004   5/1/2034          359    231900       231900    6.25   1,207.81   6/1/2004    94.99076308        0-29
4000143324   6/1/2004   5/1/2034          359    271000       271000   5.125   1,157.40   6/1/2004     79.9624678        0-29
  34188110   6/1/2004   5/1/2034          359    112200    112015.52       7     746.47   6/1/2004             85        0-29
  32967820   6/1/2004   5/1/2034          359     61000     60925.82     8.5     469.04   6/1/2004    89.70588235        0-29
  33717901   6/1/2004   5/1/2034          359    243000       243000   7.875   1,594.69   6/1/2004             90        0-29
  33537408   6/1/2004   5/1/2034          359    225900       225900       7   1,317.75   6/1/2004             90        0-29
  33952748   6/1/2004   5/1/2034          359    246600    246107.77       6   1,478.50   6/1/2004    85.03448276        0-29
  33921727   6/1/2004   5/1/2034          358    126200       126200   6.125     644.15   7/1/2004             80        0-29
  33888173   6/1/2004   5/1/2034          359    327350       327350    5.75   1,568.55   6/1/2004    79.99208265        0-29
  33990508   6/1/2004   5/1/2034          358    323000       323000   7.125   1,917.81   7/1/2004             95        0-29
  33993080   6/1/2004   5/1/2034          358    174000       174000   6.375     924.38   7/1/2004            100        0-29
  34109165   6/1/2004   5/1/2034          358    324000       324000     5.5   1,485.00   7/1/2004             80        0-29
  33478280   6/1/2004   5/1/2034          359    208000       208000   4.875     845.00   6/1/2004             80        0-29
  33991803   6/1/2004   5/1/2034          359    118750    118746.01   6.875     680.34   6/1/2004             95        0-29
  33610684   6/1/2004   5/1/2034          359     88000     87840.47     6.5     556.22   6/1/2004             80        0-29
  33373895   6/1/2004   5/1/2034          359    266000    265540.65    6.75   1,725.28   6/1/2004             95        0-29
  33912759   6/1/2004   5/1/2034          359    142650       142650   7.875     936.14   6/1/2004             90        0-29
  33958828   6/1/2004   5/1/2034          359    168000       168000    5.99     838.60   6/1/2004             80        0-29
  34091686   6/1/2004   5/1/2034          359    213000    212498.79   5.125   1,159.76   6/1/2004    69.83606557        0-29
  34163006   6/1/2004   5/1/2034          359    196000       196000    5.25     857.50   6/1/2004             80        0-29
  33790403   6/1/2004   5/1/2034          359     79600        79600    4.99     331.00   6/1/2004             80        0-29
4000111715   5/1/2004   4/1/2034          357    227900    227852.53   4.999     949.39   7/1/2004    79.99297999        0-29
  33468067   6/1/2004   5/1/2034          359    215000       215000    6.25   1,119.79   6/1/2004    61.42857143        0-29
  34162008   6/1/2004   5/1/2034          359    258000    257472.62   5.875   1,526.17   6/1/2004    73.14334963        0-29
  33626680   6/1/2004   5/1/2034          358     92800        92800       6     464.00   7/1/2004             80        0-29
  33571571   6/1/2004   5/1/2034          359    105600       105600   6.125     539.00   6/1/2004             80        0-29
  34022038   6/1/2004   5/1/2034          359    236000       235900    6.75   1,327.50   6/1/2004             80        0-29
  33831363   6/1/2004   5/1/2034          358    239900       239900   5.375   1,074.55   7/1/2004    79.99333111        0-29
  33546524   6/1/2004   5/1/2034          359    203000       203000   6.125   1,036.15   6/1/2004    79.99054299        0-29
  34089417   6/1/2004   5/1/2034          359    150000       150000    7.25     906.25   6/1/2004    94.93670886        0-29
  34092619   6/1/2004   5/1/2034          359    210500    209973.06    5.75   1,228.43   6/1/2004           84.2        0-29
4000118485   6/1/2004   5/1/2034          358    186450       186450   5.375     835.14   7/1/2004    79.98712999        0-29
  33059387   6/1/2004   5/1/2034          359    180900       180900   7.625   1,149.47   6/1/2004             90        0-29

                               INITIAL                     PREPAYMENT                                        FIRST RATE   RATE RESET
  LOANID      INDEX   MARGIN     CAP     FLOOR   CEILING      TERM              PREPAYMENT PENALTY           RESET DATE    FREQUENCY
------------------------------------------------------------------------------------------------------------------------------------
  33866112     6ML    6.125       3      7.375   13.375           36    2% prepaid                            5/1/2007           6
  34164921     6ML    5.875       3      6.875   12.875           24    3%/2%/1%-1st yr/2nd yr/3rd yr         5/1/2006           6
  33373648     6ML    5.125       3      6.625   12.625           24    3%/2%/1%-1st yr/2nd yr/3rd yr         5/1/2006           6
  33866641     6ML     6.75       3      8.625   14.625           24    2% prepaid                            5/1/2006           6
  33866997     6ML      5.5       3        8.5     14.5           24    2% prepaid                            5/1/2006           6
  33991621     6ML      5.5       3      6.875   12.875           24    6 mo.s interest less 20% obal         5/1/2006           6
  34146019     6ML      3.5       3        5.5     11.5           24    6 mo.s interest less 20% obal         5/1/2009           6
  33842543     6ML        6       3       7.25    13.25           24    6 mo.s interest less 20% obal         5/1/2006           6
  33220344     6ML      5.5       3       6.75    12.75           24    6 mo.s interest less 20% obal         5/1/2006           6
4000135359     6ML     5.75       3       7.25    13.25           36    3%/2%/1%-1st yr/2nd yr/3rd yr         5/1/2007           6
  33839515     6ML     4.75       3        6.5     12.5           24    6 mo.s interest less 20% obal         5/1/2006           6
  33839523     6ML        5       3       6.75    12.75           24    6 mo.s interest less 20% obal         5/1/2006           6
  33948290     6ML        4       3      5.875   11.875           24    6 mo.s interest less 20% obal         5/1/2006           6
  33990599     6ML      6.5       3      8.875   14.875           12    6 mo.s interest less 20% obal         5/1/2006           6
  33827056     6ML    5.625       3        7.5     13.5           24    6 mo.s interest less 20% obal         5/1/2006           6
  33959537     6ML    4.375       3       5.75    11.75           24    6 mo.s interest less 20% obal         5/1/2006           6
  34049056     6ML    5.875       3       7.25    13.25           36    6 mo.s interest less 20% obal         5/1/2007           6
  34090829     6ML    4.625       3      5.375   11.375           24    6 mo.s interest less 20% obal         5/1/2006           6
  33237330     6ML    5.375       3       6.75    12.75           24    6 mo.s interest less 20% obal         5/1/2006           6
  34165795     6ML    5.875       3      7.375   13.375           24    3%/2%/1%-1st yr/2nd yr/3rd yr         5/1/2006           6
  33750506     6ML    4.875       3        6.5     12.5           24    6 mo.s interest less 20% obal         5/1/2006           6
  34022657     6ML    6.875       3      8.125   14.125           24    6 mo.s interest less 20% obal         5/1/2006           6
  33968645     6ML      5.5       3        6.5     12.5           24    6 mo.s interest less 20% obal         5/1/2006           6
  33748740     6ML     4.75       3      6.375   12.375           24    6 mo.s interest less 20% obal         5/1/2006           6
  34094334     6ML    4.125       3      5.375   11.375           24    6 mo.s interest less 20% obal         5/1/2006           6
  33713587     6ML     6.75       3       8.25    14.25           24    3%/2%/1%-1st yr/2nd yr/3rd yr         5/1/2006           6
  33293556     6ML      4.5       3        5.5     11.5           24    6 mo.s interest less 20% obal         5/1/2006           6
  34053520     6ML    3.625       3        5.5     11.5           36    6 mo.s interest less 20% obal         5/1/2009           6
  33227000     6ML        5       3       6.75    12.75           24    6 mo.s interest less 20% obal         5/1/2006           6
  33434044     6ML      4.5       3      6.375   12.375           36    6 mo.s interest less 20% obal         5/1/2009           6
  34093229     6ML      3.5       3       5.25    11.25           36    6 mo.s interest less 20% obal         5/1/2007           6
  34205468     6ML    5.375       3       6.25    12.25           24    min (2% prepaid, 60 days interest)    5/1/2006           6
4000143324     6ML    3.375       3      5.125   11.125            0    None                                  5/1/2006           6
  34188110     6ML    5.625       3          7       13           24    6 mo.s interest less 20% obal         5/1/2006           6
  32967820     6ML        7       3        8.5     14.5           24    2% prepaid                            5/1/2006           6
  33717901     6ML     6.25       3      7.875   13.875           36    3%/2%/1%-1st yr/2nd yr/3rd yr         5/1/2006           6
  33537408     6ML     6.25       3          7       13           24    3%/2%/1%-1st yr/2nd yr/3rd yr         5/1/2006           6
  33952748     6ML        6       3          6       12           36    6 mo.s interest less 20% obal         5/1/2006           6
  33921727     6ML     4.75       3      6.125   12.125           24    6 mo.s interest less 20% obal         5/1/2006           6
  33888173     6ML        4       3       5.75    11.75           24    6 mo.s interest less 20% obal         5/1/2006           6
  33990508     6ML    6.125       3      7.125   13.125           24    6 mo.s interest less 20% obal         5/1/2006           6
  33993080     6ML    5.375       3      6.375   12.375           24    6 mo.s interest less 20% obal         5/1/2006           6
  34109165     6ML    4.125       3        5.5     11.5           24    6 mo.s interest less 20% obal         5/1/2006           6
  33478280     6ML    3.375       3      4.875   10.875           24    6 mo.s interest less 20% obal         5/1/2006           6
  33991803     6ML    5.625       3      6.875   12.875           24    6 mo.s interest less 20% obal         5/1/2006           6
  33610684     6ML    4.875       3        6.5     12.5           24    6 mo.s interest less 20% obal         5/1/2006           6
  33373895     6ML    6.125       3       6.75    12.75           24    3%/2%/1%-1st yr/2nd yr/3rd yr         5/1/2006           6
  33912759     6ML    6.375       3      7.875   13.875           24    6 mo.s interest less 20% obal         5/1/2006           6
  33958828     6ML     4.75       3       5.99    11.99           24    6 mo.s interest less 20% obal         5/1/2006           6
  34091686     6ML     3.75       3      5.125   11.125           24    6 mo.s interest less 20% obal         5/1/2006           6
  34163006     6ML    3.875       3       5.25    11.25           24    3%/2%/1%-1st yr/2nd yr/3rd yr         5/1/2006           6
  33790403     6ML     3.75       3       4.99    10.99           36    6 mo.s interest less 20% obal         5/1/2006           6
4000111715     6ML     3.75       3      4.999   10.999           24    6 mo.s interest less 20% obal         4/1/2006           6
  33468067     6ML     3.75       3       6.25    12.25           24    6 mo.s interest less 20% obal         5/1/2009           6
  34162008     6ML    4.125       3      5.875   11.875           12    3%/2%/1%-1st yr/2nd yr/3rd yr         5/1/2006           6
  33626680     6ML      4.5       3          6       12           24    3%/2%/1%-1st yr/2nd yr/3rd yr         5/1/2006           6
  33571571     6ML      4.5       3      6.125   12.125           24    6 mo.s interest less 20% obal         5/1/2006           6
  34022038     6ML    5.375       3       6.75    12.75           24    6 mo.s interest less 20% obal         5/1/2006           6
  33831363     6ML    3.625       3      5.375   11.375           24    6 mo.s interest less 20% obal         5/1/2006           6
  33546524     6ML     4.25       3      6.125   12.125           12    6 mo.s interest less 20% obal         5/1/2006           6
  34089417     6ML    5.875       3       7.25    13.25           12    6 mo.s interest less 20% obal         5/1/2006           6
  34092619     6ML        5       3       5.75    11.75           24    6 mo.s interest less 20% obal         5/1/2006           6
4000118485     6ML     3.75       3      5.375   11.375           24    6 mo.s interest less 20% obal         5/1/2009           6
  33059387     6ML    6.125       3      7.625   13.625           24    6 mo.s interest less 20% obal         5/1/2006           6

              PAYMENT
               RESET
  LOANID     FREQUENCY   PURPOSE    DIV   IO   IOTERM
-----------------------------------------------------
  33866112       6       R/T Refi   N     N       0
  34164921       6       C/O Refi   N     N       0
  33373648       6       Purchase   N     Y      60
  33866641       6       C/O Refi   N     N       0
  33866997       6       C/O Refi   N     N       0
  33991621       6       C/O Refi   N     N       0
  34146019       6       Purchase   N     Y      60
  33842543       6       R/T Refi   N     Y      60
  33220344       6       Purchase   N     N       0
4000135359       6       C/O Refi   N     Y      60
  33839515       6       Purchase   N     Y      60
  33839523       6       Purchase   N     Y      60
  33948290       6       C/O Refi   N     Y      60
  33990599       6       C/O Refi   N     Y      60
  33827056       6       C/O Refi   N     N       0
  33959537       6       Purchase   N     Y      60
  34049056       6       R/T Refi   N     Y      60
  34090829       6       C/O Refi   N     N       0
  33237330       6       R/T Refi   N     N       0
  34165795       6       Purchase   N     Y      60
  33750506       6       C/O Refi   N     Y      60
  34022657       6       Purchase   N     N       0
  33968645       6       C/O Refi   N     Y      60
  33748740       6       C/O Refi   N     N       0
  34094334       6       C/O Refi   N     N       0
  33713587       6       C/O Refi   N     N       0
  33293556       6       Purchase   N     Y      60
  34053520       6       Purchase   N     Y      60
  33227000       6       Purchase   N     Y      60
  33434044       6       Purchase   N     Y      60
  34093229       6       Purchase   N     Y      60
  34205468       6       Purchase   N     Y      60
4000143324       6       Purchase   N     Y      60
  34188110       6       C/O Refi   N     N       0
  32967820       6       C/O Refi   N     N       0
  33717901       6       R/T Refi   N     Y      60
  33537408       6       Purchase   N     Y      60
  33952748       6       C/O Refi   N     N       0
  33921727       6       Purchase   N     Y      60
  33888173       6       Purchase   N     Y      60
  33990508       6       Purchase   N     Y      60
  33993080       6       Purchase   N     Y      60
  34109165       6       Purchase   N     Y      60
  33478280       6       Purchase   N     Y      60
  33991803       6       Purchase   N     Y      60
  33610684       6       Purchase   N     N       0
  33373895       6       C/O Refi   N     N       0
  33912759       6       Purchase   N     Y      60
  33958828       6       Purchase   N     Y      60
  34091686       6       C/O Refi   N     N       0
  34163006       6       Purchase   N     Y      60
  33790403       6       Purchase   N     Y      60
4000111715       6       Purchase   N     Y      60
  33468067       6       C/O Refi   N     Y      60
  34162008       6       R/T Refi   N     N       0
  33626680       6       Purchase   N     Y      60
  33571571       6       Purchase   N     Y      60
  34022038       6       C/O Refi   N     Y      60
  33831363       6       Purchase   N     Y      60
  33546524       6       Purchase   N     Y      60
  34089417       6       Purchase   N     Y      60
  34092619       6       C/O Refi   N     N       0
4000118485       6       Purchase   N     Y      60
  33059387       6       R/T Refi   N     Y      60

                                      D-1-8

                                                                PROPERTY                                ORIGINAL    ORIGINATION
  LOANID                CITY              ZIP    STATE            TYPE                OCCUPANCY           TERM          DATE
-------------------------------------------------------------------------------------------------------------------------------
  33167966   DETROIT                     48227     MI    Single Family            Non-Owner Occupied   12/25/1900    4/23/2004
  34164855   CHICAGO                     60651     IL    Single Family            Owner Occupied       12/25/1900    4/22/2004
  34150938   BEND                        97701     OR    Single Family            Owner Occupied       12/25/1900    4/27/2004
  33373671   PORT AUSTIN                 48467     MI    Single Family            Owner Occupied       12/25/1900    4/22/2004
  34050229   PLANO                       75025     TX    PUD                      Owner Occupied       12/25/1900    4/23/2004
  33838665   MORENO VALLEY               92557     CA    Single Family            Owner Occupied       12/25/1900    4/22/2004
  34205872   LINO LAKES                  55014     MN    Single Family            Owner Occupied       12/25/1900    4/29/2004
  33521287   COMPTON                     90220     CA    Single Family            Owner Occupied       12/25/1900    4/12/2004
  33852088   BOISE                       83705     ID    Single Family            Owner Occupied       12/25/1900    4/27/2004
  33889551   HANOVER                     17331     PA    Single Family            Owner Occupied       12/25/1900    4/23/2004
  33119868   BELLE PLAINE                56011     MN    Single Family            Owner Occupied       12/25/1900    4/29/2004
  33174020   WARREN                      48091     MI    Single Family            Owner Occupied       12/25/1900    4/30/2004
  34091785   PALMDALE                    93551     CA    Single Family            Owner Occupied       12/25/1900    4/21/2004
  33117441   SAINT CROIX FALLS           54024     WI    Multi Family - 2 Units   Owner Occupied       12/25/1900    4/14/2004
  33475864   SYLMAR AREA                 91342     CA    Single Family            Owner Occupied       12/25/1900    4/20/2004
  34202929   COLUMBIA HEIGHTS            55421     MN    Single Family            Owner Occupied       12/25/1900    4/26/2004
  33972126   AURORA                      80013     CO    Single Family            Owner Occupied       12/25/1900    4/26/2004
  33712241   PLAINFIELD                  60544     IL    PUD                      Owner Occupied       12/25/1900    4/28/2004
  34204206   MINNEAPOLIS                 55411     MN    Single Family            Non-Owner Occupied   12/25/1900    4/27/2004
  33748450   EVERETT                     98205     WA    Single Family            Owner Occupied       12/25/1900    4/23/2004
  33762204   STATEN ISLAND               10304     NY    Single Family            Owner Occupied       12/25/1900    4/29/2004
  34116061   SANTA ANA                   92704     CA    Condo                    Owner Occupied       12/25/1900    4/19/2004
  33851122   GRAND JUNCTION              81506     CO    PUD                      Owner Occupied       12/25/1900    4/22/2004
  33839150   RANCHO MIRAGE               92270     CA    PUD                      Owner Occupied       12/25/1900    4/22/2004
  33599606   OAKDALE                     71463     LA    Single Family            Owner Occupied       12/25/1900    4/30/2004
  34111237   WHITTIER                    90605     CA    Single Family            Owner Occupied       12/25/1900     4/7/2004
  33372376   DETROIT                     48209     MI    Multi Family - 2 Units   Non-Owner Occupied   12/25/1900    4/22/2004
  33625088   FLINT                       48507     MI    Single Family            Owner Occupied       12/25/1900    4/16/2004
  33954231   CALEXICO                    92231     CA    Single Family            Owner Occupied       12/25/1900    4/15/2004
  34088583   EL MONTE                    91732     CA    Single Family            Owner Occupied       12/25/1900    4/22/2004
  34090381   SAN BERNARDINO              92407     CA    Single Family            Owner Occupied       12/25/1900    4/21/2004
  34119719   ANAHEIM                     92804     CA    Single Family            Owner Occupied       12/25/1900    4/21/2004
  34205377   SAINT PAUL                  55105     MN    Single Family            Non-Owner Occupied   12/25/1900    4/28/2004
4000142902   FRESNO                      93705     CA    Single Family            Owner Occupied       12/25/1900    4/20/2004
  34108530   HEMET                       92545     CA    Single Family            Owner Occupied       12/25/1900    4/12/2004
  33885120   LYNCHBURG                   24502     VA    Single Family            Owner Occupied       12/25/1900    4/23/2004
  33944950   ONTARIO                     91762     CA    PUD                      Owner Occupied       12/25/1900    4/19/2004
  34122978   CINCINNATI                  45231     OH    Single Family            Owner Occupied       12/25/1900    4/26/2004
  34129072   PICKERINGTON                43147     OH    Condo                    Owner Occupied       12/25/1900    4/23/2004
  34087312   HIGHLAND                    92346     CA    Single Family            Owner Occupied       12/25/1900    4/20/2004
4000143156   YUBA CITY                   95993     CA    Single Family            Owner Occupied       12/25/1900    4/27/2004
  34113043   LAKEWOOD                    90713     CA    Single Family            Owner Occupied       12/25/1900    4/26/2004
  33579046   BEND                        97702     OR    Single Family            Owner Occupied       12/25/1900    4/23/2004
  34047654   AUSTIN                      78739     TX    PUD                      Owner Occupied       12/25/1900    4/27/2004
  33837048   MORENO VALLEY               92555     CA    PUD                      Owner Occupied       12/25/1900    4/15/2004
  34106021   (PACOIMA AREA) LOS ANGELES  91331     CA    Condo                    Owner Occupied       12/25/1900     4/6/2004
4000109411   BEAUMONT                    77707     TX    Single Family            Owner Occupied       12/25/1900    4/15/2004
  34115097   RANCHO CUCAMONGA            91730     CA    Single Family            Owner Occupied       12/25/1900    4/13/2004
4000134540   ST. CHARLES                 63301     MO    Single Family            Owner Occupied       12/25/1900    4/30/2004
  33984865   BOCA RATON                  33486     FL    Single Family            Owner Occupied       12/25/1900    4/20/2004
  33836388   COACHELLA                   92236     CA    Single Family            Owner Occupied       12/25/1900    4/20/2004
  33988858   MIAMI                       33177     FL    Single Family            Owner Occupied       12/25/1900    4/19/2004
  34171975   AURORA                      60504     IL    Condo                    Owner Occupied       12/25/1900    4/30/2004
  33353418   CHARLOTTE                   28213     NC    Condo                    Owner Occupied       12/25/1900    4/21/2004
  33476201   CANYON COUNTRY AREA         91351     CA    Condo                    Owner Occupied       12/25/1900    4/23/2004
4000133742   WARREN                      48091     MI    Single Family            Owner Occupied       12/25/1900    4/26/2004
  33914060   PLEASANT GROVE              35127     AL    Single Family            Owner Occupied       12/25/1900    4/23/2004
  34205393   SAINT PAUL                  55116     MN    Single Family            Owner Occupied       12/25/1900    4/30/2004
  34187658   CORDOVA                     38018     TN    Single Family            Owner Occupied       12/25/1900    4/23/2004
  33830308   LANCASTER                   93534     CA    Single Family            Non-Owner Occupied   12/25/1900    4/23/2004
  33336165   ONTARIO                     91761     CA    Single Family            Owner Occupied       12/25/1900    4/16/2004
  34182907   CLANTON                     35046     AL    Single Family            Owner Occupied       12/25/1900    4/20/2004
  34025395   NEW BEDFORD                  2740     MA    Multi Family - 2 Units   Owner Occupied       12/25/1900    4/30/2004
  33473349   BAKERSFIELD                 93304     CA    Single Family            Owner Occupied       12/25/1900    4/19/2004

                                                                                            PAID        ORIGINAL
               FIRST    MATURITY    REMAINING   ORIGINAL   SCHEDULED                        THRU     COMBINED LOAN       OTS
  LOANID     PAY DATE     DATE        TERM       BALANCE    BALANCE     RATE     P&I        DATE        TO VALUE     DELINQUENCY
--------------------------------------------------------------------------------------------------------------------------------
  33167966   6/1/2004   5/1/2034          359     35000      34935.8     7.5     244.73   6/1/2004             70        0-29
  34164855   6/1/2004   5/1/2034          359    119000     118750.9    5.75     694.46   6/1/2004    55.34883721        0-29
  34150938   6/1/2004   5/1/2034          359    123200    123167.91    6.25     641.67   6/1/2004             80        0-29
  33373671   6/1/2004   5/1/2034          359    108000    107850.85   7.875     783.08   6/1/2004             60        0-29
  34050229   6/1/2004   5/1/2034          359    251200       251200    5.75   1,203.67   6/1/2004             80        0-29
  33838665   6/1/2004   5/1/2034          359    254600     254220.9     7.5   1,780.21   6/1/2004             95        0-29
  34205872   6/1/2004   5/1/2034          358    211200       211200   5.125     902.00   7/1/2004             80        0-29
  33521287   6/1/2004   5/1/2034          359    190000    189999.58    6.25     989.58   6/1/2004    77.55102041        0-29
  33852088   6/1/2004   5/1/2034          359     67900        67900    5.75     325.35   6/1/2004    79.97644287        0-29
  33889551   6/1/2004   5/1/2034          358    183900       183900   6.375     976.97   7/1/2004    79.99130057        0-29
  33119868   6/1/2004   5/1/2034          359    159000       159000   5.875     778.44   6/1/2004    79.97987928        0-29
  33174020   6/1/2004   5/1/2034          358     79400     79274.78   8.125     589.55   7/1/2004    74.97639282        0-29
  34091785   6/1/2004   5/1/2034          359    244400    244017.53    7.25   1,667.24   6/1/2004             80        0-29
  33117441   6/1/2004   5/1/2034          359    112200    112024.41    7.25     765.41   6/1/2004             85        0-29
  33475864   6/1/2004   5/1/2034          359    296000       296000       6   1,480.00   6/1/2004             80        0-29
  34202929   6/1/2004   5/1/2034          359    183600       183600     7.5   1,147.50   6/1/2004             90        0-29
  33972126   6/1/2004   5/1/2034          359    191600       191600    5.25     838.25   6/1/2004    79.83333333        0-29
  33712241   6/1/2004   5/1/2034          359    190000    189663.79   6.625   1,216.60   6/1/2004    94.70310576        0-29
  34204206   6/1/2004   5/1/2034          358    142200       142200    6.75     799.88   7/1/2004             90        0-29
  33748450   6/1/2004   5/1/2034          359    160000       160000   4.875     650.00   6/1/2004             80        0-29
  33762204   6/1/2004   5/1/2034          359    308750    308420.13   9.125   2,512.10   6/1/2004             95        0-29
  34116061   6/1/2004   5/1/2034          359    243000    242548.66   6.375   1,516.01   6/1/2004             90        0-29
  33851122   6/1/2004   5/1/2034          359    137950       137950    5.25     603.53   6/1/2004     79.9714781        0-29
  33839150   6/1/2004   5/1/2034          358    288350       288350   5.625   1,351.64   7/1/2004    79.98657413        0-29
  33599606   6/1/2004   5/1/2034          359     43200      43138.8    7.75     309.50   6/1/2004             90        0-29
  34111237   6/1/2004   5/1/2034          359    250750     250212.6   5.625   1,443.46   6/1/2004             85        0-29
  33372376   6/1/2004   5/1/2034          358     89100        89100   5.875     436.22   7/1/2004             90        0-29
  33625088   6/1/2004   5/1/2034          359     75600     75505.69   8.375     574.62   6/1/2004             90        0-29
  33954231   6/1/2004   5/1/2034          359    159000    158712.56   6.625   1,018.10   6/1/2004    88.82681564        0-29
  34088583   6/1/2004   5/1/2034          359    247000       247000   6.875   1,581.57   6/1/2004             95        0-29
  34090381   6/1/2004   5/1/2034          359    120500    120259.02    5.99     721.69   6/1/2004    63.42105263        0-29
  34119719   6/1/2004   5/1/2034          358    333600       333600    5.75   1,598.50   7/1/2004             80        0-29
  34205377   6/1/2004   5/1/2034          359    189000       189000   6.875   1,082.81   6/1/2004             90        0-29
4000142902   6/1/2004   5/1/2034          359    100000     99823.06   6.625     640.31   6/1/2004    58.82352941        0-29
  34108530   6/1/2004   5/1/2034          359    221900       221900    5.25     970.81   6/1/2004    79.98702329        0-29
  33885120   6/1/2004   5/1/2034          359    102300       102300   5.375     458.22   6/1/2004    79.98436278        0-29
  33944950   6/1/2004   5/1/2034          359    132000    131643.58   6.375     823.51   6/1/2004    75.42857143        0-29
  34122978   6/1/2004   5/1/2034          358     97500     97354.82     7.5     681.74   7/1/2004    92.85714286        0-29
  34129072   6/1/2004   5/1/2034          359     92000     91869.72    7.75     659.10   6/1/2004     81.4159292        0-29
  34087312   6/1/2004   5/1/2034          359    210000    209506.52     5.5   1,192.36   6/1/2004     62.8742515        0-29
4000143156   6/1/2004   5/1/2034          359    180000       180000       6     900.00   6/1/2004             80        0-29
  34113043   6/1/2004   5/1/2034          358    325000    324939.06    6.75   1,828.13   7/1/2004    77.38095238        0-29
  33579046   6/1/2004   5/1/2034          359    124400       124400   6.125     634.96   6/1/2004             80        0-29
  34047654   6/1/2004   5/1/2034          359    215950       215950       5     899.79   6/1/2004    79.98444387        0-29
  33837048   6/1/2004   5/1/2034          359    249700       249700    5.25   1,092.44   6/1/2004    79.99154274        0-29
  34106021   6/1/2004   5/1/2034          359    156600       156600   6.625     864.56   6/1/2004             90        0-29
4000109411   6/1/2004   5/1/2034          359    179200       179200     5.5     821.33   6/1/2004             80        0-29
  34115097   6/1/2004   5/1/2034          359    276000     275529.6    6.99   1,834.39   6/1/2004             80        0-29
4000134540   6/1/2004   5/1/2034          359    140000    139954.17    4.75     554.17   6/1/2004             80        0-29
  33984865   6/1/2004   5/1/2034          359    306000    305403.66   6.125   1,859.29   6/1/2004             90        0-29
  33836388   6/1/2004   5/1/2034          358    153000    152729.27   6.625     979.68   7/1/2004             90        0-29
  33988858   6/1/2004   5/1/2034          359    207000    206676.06    7.25   1,412.11   6/1/2004    84.14634146        0-29
  34171975   6/1/2004   5/1/2034          359    184450    184225.71     8.5   1,418.27   6/1/2004    99.97831861        0-29
  33353418   6/1/2004   5/1/2034          359     78300     78067.51    7.99     574.00   6/1/2004             90        0-29
  33476201   6/1/2004   5/1/2034          359    251650       251550    6.25   1,310.68   6/1/2004     94.9981125        0-29
4000133742   6/1/2004   5/1/2034          359    104000       104000     5.5     476.67   6/1/2004             80        0-29
  33914060   6/1/2004   5/1/2034          358    104400    104259.41       8     766.06   7/1/2004             90        0-29
  34205393   6/1/2004   5/1/2034          359    160100       160100   5.625     750.47   6/1/2004    89.99437886        0-29
  34187658   6/1/2004   5/1/2034          359    109520       109520   7.125     650.28   6/1/2004             80        0-29
  33830308   6/1/2004   5/1/2034          358    148500       148500       7     866.25   7/1/2004             90        0-29
  33336165   6/1/2004   5/1/2034          359    204000     203998.3    4.99     848.30   6/1/2004             80        0-29
  34182907   6/1/2004   5/1/2034          360    113400    113269.03    8.75     892.12   6/1/2004             90        0-29
  34025395   6/1/2004   5/1/2034          358    198550    198147.93    7.25   1,199.57   7/1/2004             95        0-29
  33473349   6/1/2004   5/1/2034          359    127950    127949.71   5.625     599.77   6/1/2004    79.99374805        0-29

                              INITIAL                     PREPAYMENT                                        FIRST RATE   RATE RESET
  LOANID     INDEX   MARGIN     CAP     FLOOR   CEILING      TERM              PREPAYMENT PENALTY           RESET DATE    FREQUENCY
-----------------------------------------------------------------------------------------------------------------------------------
  33167966    6ML    5.625       3        7.5     13.5           36    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  34164855    6ML    3.875       3       5.75    11.75           24    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  34150938    6ML     4.25       3       6.25    12.25           36    6 mo.s interest less 20% obal          5/1/2009           6
  33373671    6ML    5.375       3      7.875   13.875           24    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  34050229    6ML    4.125       3       5.75    11.75           36    6 mo.s interest less 20% obal          5/1/2009           6
  33838665    6ML    6.625       3        7.5     13.5           24    6 mo.s interest less 20% obal          5/1/2006           6
  34205872    6ML     4.25       1      5.125   11.125           36    min (2% prepaid, 60 days interest)    11/1/2004           6
  33521287    6ML    4.625       3       6.25    12.25           24    6 mo.s interest less 20% obal          5/1/2006           6
  33852088    6ML    4.125       3       5.75    11.75           24    6 mo.s interest less 20% obal          5/1/2006           6
  33889551    6ML    5.125       3      6.375   12.375           24    6 mo.s interest less 20% obal          5/1/2006           6
  33119868    6ML    3.875       3      5.875   11.875           24    min (2% prepaid, 60 days interest)     5/1/2009           6
  33174020    6ML    5.625       3      8.125   14.125           12    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  34091785    6ML    5.625       3       7.25    13.25           24    6 mo.s interest less 20% obal          5/1/2006           6
  33117441    6ML      4.5       3       7.25    13.25           36    6 mo.s interest less 20% obal          5/1/2006           6
  33475864    6ML    4.625       3          6       12           36    6 mo.s interest less 20% obal          5/1/2007           6
  34202929    6ML    6.375       3        7.5     13.5           36    min (2% prepaid, 60 days interest)     5/1/2006           6
  33972126    6ML    3.875       3       5.25    11.25           24    6 mo.s interest less 20% obal          5/1/2006           6
  33712241    6ML    5.375       3      6.625   12.625            0    None                                   5/1/2006           6
  34204206    6ML    5.375       1       6.75    12.75           36    min (2% prepaid, 60 days interest)    11/1/2004           6
  33748450    6ML    3.625       3      4.875   10.875           24    6 mo.s interest less 20% obal          5/1/2006           6
  33762204    6ML    6.125       3      9.125   15.125            0    None                                   5/1/2006           6
  34116061    6ML      5.5       3      6.375   12.375           24    6 mo.s interest less 20% obal          5/1/2006           6
  33851122    6ML    3.625       3       5.25    11.25           24    6 mo.s interest less 20% obal          5/1/2006           6
  33839150    6ML    4.375       3      5.625   11.625           24    6 mo.s interest less 20% obal          5/1/2006           6
  33599606    6ML      6.5       3       7.75    13.75           24    6 mo.s interest less 20% obal          5/1/2006           6
  34111237    6ML    4.625       3      5.625   11.625           24    6 mo.s interest less 20% obal          5/1/2006           6
  33372376    6ML     4.25       3      5.875   11.875           36    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  33625088    6ML    6.875       3      8.375   14.375           24    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  33954231    6ML    5.875       3      6.625   12.625           24    6 mo.s interest less 20% obal          5/1/2006           6
  34088583    6ML    5.875       3      6.875   12.875           24    6 mo.s interest less 20% obal          5/1/2006           6
  34090381    6ML      4.5       3       5.99    11.99           24    6 mo.s interest less 20% obal          5/1/2006           6
  34119719    6ML     4.25       3       5.75    11.75           24    6 mo.s interest less 20% obal          5/1/2006           6
  34205377    6ML     4.75       3      6.875   12.875           36    min (2% prepaid, 60 days interest)     5/1/2009           6
4000142902    6ML      4.5       3      6.625   12.625           12    6 mo.s interest less 20% obal          5/1/2006           6
  34108530    6ML    4.125       3       5.25    11.25           24    6 mo.s interest less 20% obal          5/1/2006           6
  33885120    6ML        4       3      5.375   11.375           24    6 mo.s interest less 20% obal          5/1/2006           6
  33944950    6ML    4.875       3      6.375   12.375           24    6 mo.s interest less 20% obal          5/1/2006           6
  34122978    6ML    6.375       3        7.5     13.5           24    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  34129072    6ML    6.125       3       7.75    13.75           24    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  34087312    6ML        4       3        5.5     11.5           24    6 mo.s interest less 20% obal          5/1/2006           6
4000143156    6ML    4.625       3          6       12           24    6 mo.s interest less 20% obal          5/1/2007           6
  34113043    6ML     5.25       3       6.75    12.75           24    6 mo.s interest less 20% obal          5/1/2006           6
  33579046    6ML      4.5       3      6.125   12.125           36    6 mo.s interest less 20% obal          5/1/2007           6
  34047654    6ML      3.5       3          5       11           36    6 mo.s interest less 20% obal          5/1/2009           6
  33837048    6ML    3.375       3       5.25    11.25           36    6 mo.s interest less 20% obal          5/1/2009           6
  34106021    6ML    5.375       3      6.625   12.625           24    6 mo.s interest less 20% obal          5/1/2006           6
4000109411    6ML    3.625       3        5.5     11.5           24    6 mo.s interest less 20% obal          5/1/2009           6
  34115097    6ML    5.375       3       6.99    12.99           24    6 mo.s interest less 20% obal          5/1/2006           6
4000134540    6ML    3.625       3       4.75    10.75           24    2% prepaid                             5/1/2006           6
  33984865    6ML     5.75       3      6.125   12.125           24    6 mo.s interest less 20% obal          5/1/2006           6
  33836388    6ML    5.125       3      6.625   12.625           36    6 mo.s interest less 20% obal          5/1/2006           6
  33988858    6ML    6.125       3       7.25    13.25           24    6 mo.s interest less 20% obal          5/1/2006           6
  34171975    6ML    5.375       3        8.5     14.5            0    None                                   5/1/2006           6
  33353418    6ML      6.5       3       7.99    13.99            0    None                                   5/1/2006           6
  33476201    6ML    4.875       3       6.25    12.25           36    6 mo.s interest less 20% obal          5/1/2009           6
4000133742    6ML    3.875       3        5.5     11.5           36    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2007           6
  33914060    6ML     6.75       3          8       14           24    6 mo.s interest less 20% obal          5/1/2006           6
  34205393    6ML        5       1      5.625   11.625           36    min (2% prepaid, 60 days interest)    11/1/2004           6
  34187658    6ML      5.5       3      7.125   13.125           24    6 mo.s interest less 20% obal          5/1/2006           6
  33830308    6ML    5.375       1          7       13           24    6 mo.s interest less 20% obal         11/1/2004           6
  33336165    6ML    3.875       3       4.99    10.99           24    6 mo.s interest less 20% obal          5/1/2006           6
  34182907    6ML    6.875       3       8.75    14.75           24    6 mo.s interest less 20% obal          5/1/2007           6
  34025395    6ML    6.375       3       7.25    13.25           24    6 mo.s interest less 20% obal          5/1/2006           6
  33473349    6ML        4       3      5.625   11.625           24    6 mo.s interest less 20% obal          5/1/2006           6

              PAYMENT
               RESET
  LOANID     FREQUENCY   PURPOSE           DIV           IO   IOTERM
--------------------------------------------------------------------
  33167966       6       C/O Refi   N                    N       0
  34164855       6       C/O Refi   N                    N       0
  34150938       6       Purchase   N                    Y      60
  33373671       6       C/O Refi   N                    N       0
  34050229       6       Purchase   N                    Y      60
  33838665       6       C/O Refi   N                    N       0
  34205872       6       Purchase   N                    Y      60
  33521287       6       R/T Refi   N                    Y      60
  33852088       6       Purchase   N                    Y      60
  33889551       6       Purchase   N                    Y      60
  33119868       6       Purchase   N                    Y      60
  33174020       6       Purchase   N                    N       0
  34091785       6       C/O Refi   N                    N       0
  33117441       6       Purchase   2/28 Dividend Loan   N       0
  33475864       6       Purchase   N                    Y      60
  34202929       6       C/O Refi   N                    Y      60
  33972126       6       Purchase   N                    Y      60
  33712241       6       Purchase   N                    N       0
  34204206       6       Purchase   N                    Y      60
  33748450       6       Purchase   N                    Y      60
  33762204       6       Purchase   N                    N       0
  34116061       6       Purchase   N                    N       0
  33851122       6       Purchase   N                    Y      60
  33839150       6       Purchase   N                    Y      60
  33599606       6       Purchase   N                    N       0
  34111237       6       C/O Refi   N                    N       0
  33372376       6       Purchase   N                    Y      60
  33625088       6       C/O Refi   N                    N       0
  33954231       6       C/O Refi   N                    N       0
  34088583       6       Purchase   N                    Y      60
  34090381       6       C/O Refi   N                    N       0
  34119719       6       Purchase   N                    Y      60
  34205377       6       Purchase   N                    Y      60
4000142902       6       C/O Refi   N                    N       0
  34108530       6       Purchase   N                    Y      60
  33885120       6       Purchase   N                    Y      60
  33944950       6       C/O Refi   N                    N       0
  34122978       6       C/O Refi   N                    N       0
  34129072       6       C/O Refi   N                    N       0
  34087312       6       C/O Refi   N                    N       0
4000143156       6       Purchase   N                    Y      60
  34113043       6       C/O Refi   N                    Y      60
  33579046       6       Purchase   N                    Y      60
  34047654       6       Purchase   N                    Y      60
  33837048       6       Purchase   N                    Y      60
  34106021       6       C/O Refi   N                    Y      60
4000109411       6       Purchase   N                    Y      60
  34115097       6       C/O Refi   N                    N       0
4000134540       6       Purchase   N                    Y      60
  33984865       6       C/O Refi   N                    N       0
  33836388       6       C/O Refi   N                    N       0
  33988858       6       C/O Refi   N                    N       0
  34171975       6       Purchase   N                    N       0
  33353418       6       Purchase   N                    N       0
  33476201       6       Purchase   N                    Y      60
4000133742       6       R/T Refi   N                    Y      60
  33914060       6       Purchase   N                    N       0
  34205393       6       Purchase   N                    Y      60
  34187658       6       Purchase   N                    Y      60
  33830308       6       Purchase   N                    Y      60
  33336165       6       Purchase   N                    Y      60
  34182907       6       C/O Refi   N                    N       0
  34025395       6       Purchase   N                    Y      60
  33473349       6       Purchase   N                    Y      60

                                      D-1-9

                                                                PROPERTY                                ORIGINAL    ORIGINATION
  LOANID                CITY              ZIP    STATE            TYPE                OCCUPANCY           TERM          DATE
-------------------------------------------------------------------------------------------------------------------------------
  33419581   KINGSBURG                   93631     CA    Single Family            Owner Occupied       12/25/1900    4/15/2004
  33769985   ROSEDALE                    11422     NY    Single Family            Owner Occupied       12/25/1900    4/16/2004
  33848722   WEST VALLEY CITY            84128     UT    Single Family            Owner Occupied       12/25/1900    4/22/2004
  34115311   HAWTHORNE                   90250     CA    Single Family            Owner Occupied       12/25/1900    4/26/2004
  34323147   CULVER CITY                 90232     CA    Multi Family - 4 Units   Owner Occupied       12/25/1900    4/23/2004
4000140726   CERES                       95307     CA    Single Family            Owner Occupied       12/25/1900     4/7/2004
  32680712   SAINT LOUIS                 63115     MO    Single Family            Owner Occupied       12/25/1900    4/21/2004
  33986969   WESTON                      33326     FL    PUD                      Owner Occupied       12/25/1900    4/26/2004
  33955451   MURRIETA                    92563     CA    Condo                    Owner Occupied       12/25/1900    4/22/2004
  34163220   STREAMWOOD                  60107     IL    Single Family            Owner Occupied       12/25/1900    4/27/2004
  33721796   BARTLETT                    60103     IL    Single Family            Owner Occupied       12/25/1900    4/19/2004
  33354267   CHARLOTTE                   28215     NC    PUD                      Owner Occupied       12/25/1900    4/16/2004
  33864653   SOUTH MILWAUKEE             53172     WI    Single Family            Owner Occupied       12/25/1900    4/23/2004
  33891235   BOWIE                       20715     MD    Condo                    Owner Occupied       12/25/1900    4/27/2004
  34089664   LOS ANGELES                 90026     CA    Single Family            Non-Owner Occupied   12/25/1900    4/19/2004
  33987710   MARGATE                     33068     FL    PUD                      Owner Occupied       12/25/1900    4/26/2004
4000139312   STOCKTON                    95204     CA    Single Family            Second Home          12/25/1900     4/8/2004
  33991589   MIAMI                       33142     FL    Multi Family - 2 Units   Owner Occupied       12/25/1900    4/30/2004
  33451386   CARTERET                     7008     NJ    Multi Family - 2 Units   Owner Occupied       12/25/1900    3/26/2004
  34109835   ORANGE                      92866     CA    Multi Family - 2 Units   Owner Occupied       12/25/1900    4/13/2004
  34246991   SPRING HILL                 34609     FL    Single Family            Owner Occupied       12/25/1900    4/30/2004
  33373093   DETROIT                     48227     MI    Single Family            Owner Occupied       12/25/1900    4/21/2004
  33721275   MATTESON                    60443     IL    Single Family            Owner Occupied       12/25/1900    4/23/2004
  34008854   TOMBALL                     77377     TX    PUD                      Owner Occupied       12/25/1900    4/20/2004
  34054841   MARBLE FALLS                78654     TX    PUD                      Owner Occupied       12/25/1900    4/27/2004
  34115899   MORENO VALLEY               92557     CA    PUD                      Owner Occupied       12/25/1900    4/27/2004
  33921602   WEST MELBOURNE              32904     FL    PUD                      Owner Occupied       12/25/1900    4/28/2004
  34117390   ONTARIO                     91764     CA    Single Family            Owner Occupied       12/25/1900    4/20/2004
  33841685   PALM DESERT                 92211     CA    Condo                    Owner Occupied       12/25/1900    4/26/2004
  33889973   BALTIMORE                   21206     MD    Single Family            Owner Occupied       12/25/1900    4/30/2004
  33473745   CAMARILLO                   93010     CA    Condo                    Owner Occupied       12/25/1900    4/19/2004
  33172396   DETROIT                     48219     MI    Single Family            Owner Occupied       12/25/1900    4/26/2004
  33972936   THORNTON                    80233     CO    PUD                      Owner Occupied       12/25/1900    4/23/2004
  33840570   MURRIETA                    92562     CA    Single Family            Owner Occupied       12/25/1900    4/19/2004
  34091066   HESPERIA                    92345     CA    Single Family            Owner Occupied       12/25/1900    4/22/2004
  34128116   MONROE                      45050     OH    Single Family            Owner Occupied       12/25/1900    4/28/2004
  33902164   BRADENTON                   34205     FL    Single Family            Owner Occupied       12/25/1900    4/22/2004
  34102418   (ARLETA AREA) LOS ANGELES   91331     CA    Single Family            Owner Occupied       12/25/1900     4/5/2004
4000142551   LOS BANOS                   93635     CA    Single Family            Owner Occupied       12/25/1900    4/21/2004
  33476623   LOS ANGELES                 91352     CA    Condo                    Owner Occupied       12/25/1900    4/26/2004
  33971771   DENVER                      80228     CO    Condo                    Owner Occupied       12/25/1900    4/23/2004
  33120684   SAINT PAUL                  55119     MN    Single Family            Owner Occupied       12/25/1900    4/26/2004
  33711599   ELGIN                       60120     IL    Single Family            Owner Occupied       12/25/1900    4/19/2004
  33989047   HOLLYWOOD                   33024     FL    Single Family            Owner Occupied       12/25/1900    4/22/2004
  34222067   ALBUQUERQUE                 87105     NM    Single Family            Owner Occupied       12/25/1900    4/16/2004
  34089896   WHITTIER                    90606     CA    Single Family            Owner Occupied       12/25/1900    4/23/2004
  34202457   CRYSTAL                     55428     MN    Single Family            Owner Occupied       12/25/1900    4/30/2004
  33172297   MARYSVILLE                  48040     MI    Single Family            Owner Occupied       12/25/1900    4/21/2004
  33827940   RIVERSIDE                   92504     CA    Single Family            Owner Occupied       12/25/1900    4/20/2004
  33955873   VISTA                       92081     CA    Condo                    Owner Occupied       12/25/1900    4/20/2004
  33706987   BERWYN                      60402     IL    Single Family            Owner Occupied       12/25/1900    4/16/2004
  33519653   FONTANA                     92336     CA    Single Family            Owner Occupied       12/25/1900    4/20/2004
  33581406   EUGENE                      97408     OR    Single Family            Owner Occupied       12/25/1900    4/20/2004
  33627142   MUSKEGON                    49441     MI    Single Family            Owner Occupied       12/25/1900    4/23/2004
4000125550   SACRAMENTO                  95821     CA    Single Family            Owner Occupied       12/25/1900    4/26/2004
  32917155   WEST VALLEY CITY            84119     UT    Single Family            Owner Occupied       12/25/1900    4/20/2004
  34182980   NASHVILLE                   37220     TN    Single Family            Owner Occupied       12/25/1900    4/30/2004
  33234865   HENDERSON                   89074     NV    PUD                      Owner Occupied       12/25/1900    4/16/2004
  33987744   LAUDERHILL                  33313     FL    Condo                    Owner Occupied       12/25/1900    4/30/2004
  33887027   BALTIMORE                   21234     MD    Single Family            Owner Occupied       12/25/1900    4/23/2004
  33009010   EDINBURGH                   46124     IN    Single Family            Owner Occupied       12/25/1900    4/20/2004
  34082156   SIMI VALLEY                 93065     CA    Single Family            Owner Occupied       12/25/1900     4/8/2004
  33524687   MOUNT GILEAD                43338     OH    Single Family            Owner Occupied       12/25/1900    4/22/2004
  33720947   LAKE IN THE HILLS           60156     IL    Single Family            Owner Occupied       12/25/1900    4/21/2004

                                                                                            PAID        ORIGINAL
               FIRST    MATURITY    REMAINING   ORIGINAL   SCHEDULED                        THRU     COMBINED LOAN       OTS
  LOANID     PAY DATE     DATE        TERM       BALANCE    BALANCE     RATE     P&I        DATE        TO VALUE     DELINQUENCY
--------------------------------------------------------------------------------------------------------------------------------
  33419581   6/1/2004   5/1/2034          359    124200    123985.53    6.75     805.56   6/1/2004             90        0-29
  33769985   6/1/2004   5/1/2034          359    327750    327111.25   6.125   1,991.45   6/1/2004             95        0-29
  33848722   6/1/2004   5/1/2034          359     92000     91787.19    6.25     479.17   6/1/2004    76.66666667        0-29
  34115311   6/1/2004   5/1/2034          359    240000    239554.24   6.375   1,497.29   6/1/2004    69.76744186        0-29
  34323147   6/1/2004   5/1/2034          359    632000       632000   6.375   3,357.50   6/1/2004             80        0-29
4000140726   6/1/2004   5/1/2034          359    181600       181600       5     756.67   6/1/2004             80        0-29
  32680712   6/1/2004   5/1/2034          359     62400     62309.37   7.625     441.67   6/1/2004             80        0-29
  33986969   6/1/2004   5/1/2034          359    180000       180000   7.875   1,181.25   6/1/2004    88.23529412        0-29
  33955451   6/1/2004   5/1/2034          358    232800       232800   6.125   1,188.25   7/1/2004             80        0-29
  34163220   7/1/2004   6/1/2034          360    171700    171544.77     6.5   1,085.27   7/1/2004             85        0-29
  33721796   6/1/2004   5/1/2034          359     75000     74879.69   7.125     505.29   6/1/2004    29.41176471        0-29
  33354267   6/1/2004   5/1/2034          359    309700       309700   6.625   1,709.80   6/1/2004             95        0-29
  33864653   6/1/2004   5/1/2034          359     98000     97830.77    6.75     635.63   6/1/2004    79.67479675        0-29
  33891235   6/1/2004   5/1/2034          359    111350       111350    5.25     487.16   6/1/2004    79.97270801        0-29
  34089664   6/1/2004   5/1/2034          359    306000       306000    6.99   1,782.45   6/1/2004             85        0-29
  33987710   6/1/2004   5/1/2034          358    162450    162169.47    6.75   1,053.65   7/1/2004             95        0-29
4000139312   6/1/2004   5/1/2034          359    269950       269950     6.5   1,462.23   6/1/2004    89.99833306        0-29
  33991589   6/1/2004   5/1/2034          359    195000     194671.4   6.875   1,281.02   6/1/2004            100        0-29
  33451386   5/1/2004   4/1/2034          358    185000    184564.42    7.25   1,262.03   6/1/2004    63.13993174        0-29
  34109835   6/1/2004   5/1/2034          359    389000       389000   6.625   2,147.60   6/1/2004    67.65217391        0-29
  34246991   6/1/2004   5/1/2034          359    119700    119482.99     6.5     756.59   6/1/2004            100        0-29
  33373093   6/1/2004   5/1/2034          358     59200     59096.77   7.875     429.25   7/1/2004             80        0-29
  33721275   6/1/2004   5/1/2034          359    330000    329456.34    6.99   2,193.29   6/1/2004            100        0-29
  34008854   6/1/2004   5/1/2034          359    224800     224361.9   6.125   1,365.91   6/1/2004             80        0-29
  34054841   6/1/2004   5/1/2034          359    114150       114150   5.375     511.30   6/1/2004     79.9812221        0-29
  34115899   6/1/2004   5/1/2034          359    285000    284550.72    7.25   1,944.21   6/1/2004     82.3699422        0-29
  33921602   6/1/2004   5/1/2034          359    247350       247350     6.5   1,339.81   6/1/2004    94.98957361        0-29
  34117390   6/1/2004   5/1/2034          359    263600    263599.83     6.5   1,427.83   6/1/2004             80        0-29
  33841685   6/1/2004   5/1/2034          358    250000       250000   6.875   1,432.29   7/1/2004            100        0-29
  33889973   6/1/2004   5/1/2034          359    104800    104640.01   7.375     723.83   6/1/2004             80        0-29
  33473745   6/1/2004   5/1/2034          358    276250       276250   6.625   1,525.13   7/1/2004             85        0-29
  33172396   6/1/2004   5/1/2034          359     41400     41350.93   8.625     322.01   6/1/2004             90        0-29
  33972936   6/1/2004   5/1/2034          359    113600       113600   5.875     556.17   6/1/2004             80        0-29
  33840570   6/1/2004   5/1/2034          359    264000       264000       6   1,320.00   6/1/2004             80        0-29
  34091066   6/1/2004   5/1/2034          358    139500     139259.1    6.75     904.80   7/1/2004             93        0-29
  34128116   6/1/2004   5/1/2034          359    156600       156600   6.875     897.19   6/1/2004    89.48571429        0-29
  33902164   6/1/2004   5/1/2034          359    147100       147088   6.875     842.76   6/1/2004    79.98912452        0-29
  34102418   6/1/2004   5/1/2034          359    291900       291900    5.25   1,277.06   6/1/2004    79.99451905        0-29
4000142551   6/1/2004   5/1/2034          359    270000       270000       8   1,800.00   6/1/2004            100        0-29
  33476623   6/1/2004   5/1/2034          358    230000       230000   6.875   1,317.71   7/1/2004            100        0-29
  33971771   6/1/2004   5/1/2034          359    103500    103338.01    7.25     706.06   6/1/2004             75        0-29
  33120684   6/1/2004   5/1/2034          359    148000     147750.6   6.875     972.26   6/1/2004             80        0-29
  33711599   6/1/2004   5/1/2034          359    142500    142303.21   7.875   1,033.23   6/1/2004             75        0-29
  33989047   6/1/2004   5/1/2034          359    225150       225150    6.25   1,172.66   6/1/2004             95        0-29
  34222067   6/1/2004   5/1/2034          358    114900       114900    6.75     646.31   7/1/2004    94.95867769        0-29
  34089896   6/1/2004   5/1/2034          359    296700       296700    5.75   1,421.69   6/1/2004    79.99460771        0-29
  34202457   6/1/2004   5/1/2034          358    185950       185950     6.5   1,007.23   7/1/2004    79.99913956        0-29
  33172297   6/1/2004   5/1/2034          359     81000     80888.14   7.875     587.31   6/1/2004    65.85365854        0-29
  33827940   6/1/2004   5/1/2034          359    284000       284000    5.25   1,242.50   6/1/2004             80        0-29
  33955873   6/1/2004   5/1/2034          359    216000     215608.4     6.5   1,365.27   6/1/2004             80        0-29
  33706987   6/1/2004   5/1/2034          359    119000     118809.1   7.125     801.73   6/1/2004    62.63157895        0-29
  33519653   6/1/2004   5/1/2034          358    258000    257993.83     5.5   1,182.50   7/1/2004             80        0-29
  33581406   6/1/2004   5/1/2034          359    140000       140000   5.375     627.08   6/1/2004             80        0-29
  33627142   6/1/2004   5/1/2034          359    284750    284326.02     7.5   1,991.02   6/1/2004             85        0-29
4000125550   6/1/2004   5/1/2034          359    216800       216800    5.25     948.50   6/1/2004             80        0-29
  32917155   6/1/2004   5/1/2034          359    107200       107200    5.75     513.67   6/1/2004             80        0-29
  34182980   6/1/2004   5/1/2034          359    156000       156000   5.625     731.25   6/1/2004             80        0-29
  33234865   6/1/2004   5/1/2034          359    197000    196668.05   6.875   1,294.15   6/1/2004    82.08333333        0-29
  33987744   6/1/2004   5/1/2034          358     73150        73150   7.125     434.33   7/1/2004             95        0-29
  33887027   6/1/2004   5/1/2034          358    137600    137395.12     7.5     962.12   7/1/2004    84.41717791        0-29
  33009010   6/1/2004   5/1/2034          359    108500    108241.24    6.75     703.73   6/1/2004    93.53448276        0-29
  34082156   6/1/2004   5/1/2034          359    245000    244510.98       6   1,468.90   6/1/2004    67.12328767        0-29
  33524687   6/1/2004   5/1/2034          359     91800     91676.39       8     673.60   6/1/2004             90        0-29
  33720947   6/1/2004   5/1/2034          359    229500    229166.73   7.625   1,624.39   6/1/2004    85.31598513        0-29

                              INITIAL                     PREPAYMENT                                        FIRST RATE   RATE RESET
  LOANID     INDEX   MARGIN     CAP     FLOOR   CEILING      TERM              PREPAYMENT PENALTY           RESET DATE    FREQUENCY
-----------------------------------------------------------------------------------------------------------------------------------
  33419581    6ML     5.75       3       6.75    12.75           24    6 mo.s interest less 20% obal          5/1/2006           6
  33769985    6ML     5.25       3      6.125   12.125            0    None                                   5/1/2007           6
  33848722    6ML    4.375       1       6.25    12.25           24    6 mo.s interest less 20% obal         11/1/2004           6
  34115311    6ML     5.25       3      6.375   12.375           24    6 mo.s interest less 20% obal          5/1/2006           6
  34323147    6ML      4.5       3      6.375   12.375           24    6 mo.s interest less 20% obal          5/1/2006           6
4000140726    6ML    3.625       3          5       11           24    6 mo.s interest less 20% obal          5/1/2006           6
  32680712    6ML        6       3      7.625   13.625           24    2% prepaid                             5/1/2006           6
  33986969    6ML    6.375       3      7.875   13.875           24    6 mo.s interest less 20% obal          5/1/2006           6
  33955451    6ML        4       3      6.125   12.125           36    6 mo.s interest less 20% obal          5/1/2009           6
  34163220    6ML    5.625       3        6.5     12.5           24    3%/2%/1%-1st yr/2nd yr/3rd yr          6/1/2006           6
  33721796    6ML     4.75       3      7.125   13.125            0    None                                   5/1/2006           6
  33354267    6ML      5.5       3      6.625   12.625            0    None                                   5/1/2007           6
  33864653    6ML    4.125       3       6.75    12.75           24    6 mo.s interest less 20% obal          5/1/2006           6
  33891235    6ML     3.75       3       5.25    11.25           36    6 mo.s interest less 20% obal          5/1/2006           6
  34089664    6ML    4.375       3       6.99    12.99            0    None                                   5/1/2006           6
  33987710    6ML     6.25       3       6.75    12.75           24    6 mo.s interest less 20% obal          5/1/2006           6
4000139312    6ML     5.25       3        6.5     12.5           36    6 mo.s interest less 20% obal          5/1/2007           6
  33991589    6ML    6.125       3      6.875   12.875           24    6 mo.s interest less 20% obal          5/1/2006           6
  33451386    6ML        6       3       7.25    13.25            0    None                                   4/1/2006           6
  34109835    6ML    4.875       3      6.625   12.625           24    6 mo.s interest less 20% obal          5/1/2006           6
  34246991    6ML      5.5       3        6.5     12.5           24    6 mo.s interest less 20% obal          5/1/2006           6
  33373093    6ML      6.5       3      7.875   13.875           24    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  33721275    6ML    5.125       3       6.99    12.99           24    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  34008854    6ML        5       3      6.125   12.125            0    None                                   5/1/2006           6
  34054841    6ML    4.125       3      5.375   11.375           24    6 mo.s interest less 20% obal          5/1/2006           6
  34115899    6ML    6.125       3       7.25    13.25           24    6 mo.s interest less 20% obal          5/1/2006           6
  33921602    6ML      5.5       3        6.5     12.5           24    6 mo.s interest less 20% obal          5/1/2006           6
  34117390    6ML     4.75       3        6.5     12.5           36    6 mo.s interest less 20% obal          5/1/2009           6
  33841685    6ML    5.625       3      6.875   12.875           36    6 mo.s interest less 20% obal          5/1/2007           6
  33889973    6ML        6       3      7.375   13.375           24    6 mo.s interest less 20% obal          5/1/2006           6
  33473745    6ML    5.625       3      6.625   12.625           24    6 mo.s interest less 20% obal          5/1/2006           6
  33172396    6ML        6       3      8.625   14.625           24    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  33972936    6ML     4.25       3      5.875   11.875           24    6 mo.s interest less 20% obal          5/1/2006           6
  33840570    6ML    4.625       3          6       12           24    6 mo.s interest less 20% obal          5/1/2006           6
  34091066    6ML     5.75       3       6.75    12.75           36    6 mo.s interest less 20% obal          5/1/2007           6
  34128116    6ML     5.75       3      6.875   12.875           24    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  33902164    6ML    5.625       3      6.875   12.875           24    6 mo.s interest less 20% obal          5/1/2009           6
  34102418    6ML     3.75       3       5.25    11.25           24    6 mo.s interest less 20% obal          5/1/2006           6
4000142551    6ML     6.25       3          8       14           24    6 mo.s interest less 20% obal          5/1/2006           6
  33476623    6ML    5.625       3      6.875   12.875           24    6 mo.s interest less 20% obal          5/1/2006           6
  33971771    6ML    4.625       3       7.25    13.25           24    6 mo.s interest less 20% obal          5/1/2006           6
  33120684    6ML    5.625       3      6.875   12.875           36    min (2% prepaid, 60 days interest)     5/1/2006           6
  33711599    6ML     5.75       3      7.875   13.875           24    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  33989047    6ML    5.125       3       6.25    12.25           24    6 mo.s interest less 20% obal          5/1/2006           6
  34222067    6ML     5.25       3       6.75    12.75            0    None                                   5/1/2006           6
  34089896    6ML    4.375       3       5.75    11.75           24    6 mo.s interest less 20% obal          5/1/2006           6
  34202457    6ML     4.75       3        6.5     12.5           36    min (2% prepaid, 60 days interest)     5/1/2009           6
  33172297    6ML    6.125       3      7.875   13.875           24    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  33827940    6ML    3.875       3       5.25    11.25           24    6 mo.s interest less 20% obal          5/1/2006           6
  33955873    6ML    4.625       3        6.5     12.5            0    None                                   5/1/2006           6
  33706987    6ML    4.875       3      7.125   13.125           12    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  33519653    6ML    4.125       3        5.5     11.5           24    6 mo.s interest less 20% obal          5/1/2006           6
  33581406    6ML        4       3      5.375   11.375           24    6 mo.s interest less 20% obal          5/1/2006           6
  33627142    6ML    6.625       3        7.5     13.5           36    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
4000125550    6ML    3.625       3       5.25    11.25           24    6 mo.s interest less 20% obal          5/1/2009           6
  32917155    6ML    4.125       3       5.75    11.75           24    6 mo.s interest less 20% obal          5/1/2006           6
  34182980    6ML     3.75       3      5.625   11.625           24    6 mo.s interest less 20% obal          5/1/2009           6
  33234865    6ML    5.875       3      6.875   12.875           24    6 mo.s interest less 20% obal          5/1/2006           6
  33987744    6ML     5.75       3      7.125   13.125           24    6 mo.s interest less 20% obal          5/1/2006           6
  33887027    6ML        6       3        7.5     13.5           24    6 mo.s interest less 20% obal          5/1/2006           6
  33009010    6ML      5.5       3       6.75    12.75           36    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2007           6
  34082156    6ML     4.25       3          6       12           36    6 mo.s interest less 20% obal          5/1/2009           6
  33524687    6ML      6.5       3          8       14           24    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  33720947    6ML    5.875       3      7.625   13.625           12    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6

              PAYMENT
               RESET
  LOANID     FREQUENCY   PURPOSE    DIV   IO   IOTERM
-----------------------------------------------------
  33419581       6       C/O Refi   N     N       0
  33769985       6       C/O Refi   N     N       0
  33848722       6       C/O Refi   N     Y      60
  34115311       6       C/O Refi   N     N       0
  34323147       6       Purchase   N     Y      60
4000140726       6       Purchase   N     Y      60
  32680712       6       C/O Refi   N     N       0
  33986969       6       C/O Refi   N     Y      60
  33955451       6       Purchase   N     Y      60
  34163220       6       C/O Refi   N     N       0
  33721796       6       C/O Refi   N     N       0
  33354267       6       C/O Refi   N     Y      60
  33864653       6       C/O Refi   N     N       0
  33891235       6       Purchase   N     Y      60
  34089664       6       Purchase   N     Y      60
  33987710       6       Purchase   N     N       0
4000139312       6       Purchase   N     Y      60
  33991589       6       Purchase   N     N       0
  33451386       6       R/T Refi   N     N       0
  34109835       6       C/O Refi   N     Y      60
  34246991       6       Purchase   N     N       0
  33373093       6       Purchase   N     N       0
  33721275       6       Purchase   N     N       0
  34008854       6       C/O Refi   N     N       0
  34054841       6       Purchase   N     Y      60
  34115899       6       C/O Refi   N     N       0
  33921602       6       Purchase   N     Y      60
  34117390       6       Purchase   N     Y      60
  33841685       6       Purchase   N     Y      60
  33889973       6       Purchase   N     N       0
  33473745       6       Purchase   N     Y      60
  33172396       6       Purchase   N     N       0
  33972936       6       Purchase   N     Y      60
  33840570       6       Purchase   N     Y      60
  34091066       6       C/O Refi   N     N       0
  34128116       6       Purchase   N     Y      60
  33902164       6       Purchase   N     Y      60
  34102418       6       Purchase   N     Y      60
4000142551       6       Purchase   N     Y      60
  33476623       6       Purchase   N     Y      60
  33971771       6       C/O Refi   N     N       0
  33120684       6       C/O Refi   N     N       0
  33711599       6       C/O Refi   N     N       0
  33989047       6       C/O Refi   N     Y      60
  34222067       6       C/O Refi   N     Y      60
  34089896       6       Purchase   N     Y      60
  34202457       6       Purchase   N     Y      60
  33172297       6       C/O Refi   N     N       0
  33827940       6       Purchase   N     Y      60
  33955873       6       C/O Refi   N     N       0
  33706987       6       C/O Refi   N     N       0
  33519653       6       Purchase   N     Y      60
  33581406       6       Purchase   N     Y      60
  33627142       6       C/O Refi   N     N       0
4000125550       6       Purchase   N     Y      60
  32917155       6       Purchase   N     Y      60
  34182980       6       Purchase   N     Y      60
  33234865       6       C/O Refi   N     N       0
  33987744       6       Purchase   N     Y      60
  33887027       6       C/O Refi   N     N       0
  33009010       6       C/O Refi   N     N       0
  34082156       6       C/O Refi   N     N       0
  33524687       6       R/T Refi   N     N       0
  33720947       6       C/O Refi   N     N       0

                                     D-1-10

                                                                PROPERTY                                ORIGINAL    ORIGINATION
  LOANID                CITY              ZIP    STATE            TYPE                OCCUPANCY           TERM          DATE
-------------------------------------------------------------------------------------------------------------------------------
  33963455   FT COLLINS                  80525     CO    PUD                      Owner Occupied       12/25/1900    4/29/2004
  33926247   STRUTHERS                   44471     OH    Single Family            Owner Occupied       12/25/1900    4/29/2004
  33921743   JACKSONVILLE                32225     FL    PUD                      Owner Occupied       12/25/1900    4/29/2004
  33238999   LAS VEGAS                   89121     NV    Single Family            Owner Occupied       12/25/1900    4/19/2004
  34191510   CENTERVILLE                 37033     TN    Single Family            Owner Occupied       12/25/1900    4/29/2004
  33866914   FLORISSANT                  63033     MO    Single Family            Owner Occupied       12/25/1900    4/26/2004
  34188334   JACKSONVILLE                32218     FL    Single Family            Owner Occupied       12/25/1900    4/23/2004
  33885773   FELTON                      17322     PA    Single Family            Owner Occupied       12/25/1900    4/27/2004
  34188193   SNELLVILLE                  30039     GA    PUD                      Owner Occupied       12/25/1900    4/29/2004
  33080516   PITTSBURG                   94565     CA    PUD                      Owner Occupied       12/25/1900    4/16/2004
  33714098   ELMHURST                    60126     IL    Single Family            Owner Occupied       12/25/1900    4/21/2004
  34121293   WHITTIER                    90601     CA    Single Family            Owner Occupied       12/25/1900    4/22/2004
  33904442   SEMMES                      36575     AL    Single Family            Owner Occupied       12/25/1900    4/29/2004
  33237140   NORTH LAS VEGAS             89084     NV    PUD                      Owner Occupied       12/25/1900    4/26/2004
  34183301   ATLANTA                     30318     GA    Single Family            Non-Owner Occupied   12/25/1900    4/21/2004
  33948308   PHOENIX                     85032     AZ    Single Family            Owner Occupied       12/25/1900    4/16/2004
  33972514   AURORA                      80013     CO    Single Family            Owner Occupied       12/25/1900    4/28/2004
  33100884   NORTH BROOKFIELD             1535     MA    Single Family            Owner Occupied       12/25/1900    4/22/2004
  34242008   MELBOURNE                   32935     FL    Single Family            Owner Occupied       12/25/1900    4/28/2004
  32488488   RIVERSIDE                   92505     CA    Condo                    Owner Occupied       12/25/1900    4/22/2004
  33372707   HAMBURG                     48169     MI    Single Family            Owner Occupied       12/25/1900    4/22/2004
  34082586   SANTEE                      92071     CA    Single Family            Owner Occupied       12/25/1900    4/26/2004
4000142609   STOCKTON                    95207     CA    Single Family            Owner Occupied       12/25/1900    4/23/2004
  33955717   SANTEE                      92071     CA    Single Family            Owner Occupied       12/25/1900    4/20/2004
  33497421   POLLOCK PINES               95726     CA    Single Family            Owner Occupied       12/25/1900    4/20/2004
  33239617   LAS VEGAS                   89123     NV    PUD                      Owner Occupied       12/25/1900    4/19/2004
  33865007   MILWAUKEE                   53223     WI    Single Family            Owner Occupied       12/25/1900    4/30/2004
  33475799   BAKERSFIELD                 93312     CA    Single Family            Owner Occupied       12/25/1900    4/14/2004
  33848425   MESQUITE                    89027     NV    Single Family            Owner Occupied       12/25/1900    4/20/2004
  34009290   HOUSTON                     77072     TX    PUD                      Owner Occupied       12/25/1900    4/30/2004
  34091801   POMONA                      91766     CA    Condo                    Owner Occupied       12/25/1900    4/21/2004
  33237058   NORTH LAS VEGAS             89031     NV    PUD                      Owner Occupied       12/25/1900    4/16/2004
  33355728   WINSTON-SALEM               27107     NC    Single Family            Owner Occupied       12/25/1900    4/22/2004
  33954843   PALM DESERT                 92260     CA    Single Family            Owner Occupied       12/25/1900    4/26/2004
  33866203   SAPULPA                     74066     OK    Single Family            Owner Occupied       12/25/1900    4/15/2004
  34128066   MIAMISBURG                  45342     OH    PUD                      Owner Occupied       12/25/1900    4/23/2004
  33239195   LAS VEGAS                   89121     NV    Condo                    Owner Occupied       12/25/1900     4/8/2004
  33888082   ALLENTOWN                   18102     PA    Single Family            Owner Occupied       12/25/1900    4/27/2004
  34122838   MAINEVILLE                  45039     OH    Single Family            Owner Occupied       12/25/1900    4/28/2004
  33955626   RANCHO CUCAMONGA            91701     CA    Single Family            Owner Occupied       12/25/1900    4/23/2004
  33120346   ISANTI                      55040     MN    Single Family            Owner Occupied       12/25/1900    4/22/2004
  33910886   CAPE CORAL                  33993     FL    Single Family            Owner Occupied       12/25/1900    4/30/2004
  33967373   LAFAYETTE                   80026     CO    PUD                      Owner Occupied       12/25/1900    4/19/2004
  34127845   FRANKLIN                    45005     OH    Single Family            Owner Occupied       12/25/1900    4/22/2004
  33172982   GRAND HAVEN                 49417     MI    Single Family            Owner Occupied       12/25/1900    4/30/2004
4000127645   RIVERBANK                   95367     CA    Single Family            Owner Occupied       12/25/1900    4/20/2004
  33625369   YPSILANTI                   48198     MI    Single Family            Owner Occupied       12/25/1900    4/26/2004
  33374000   WATERFORD                   48329     MI    Single Family            Owner Occupied       12/25/1900    4/23/2004
  34191866   LAWRENCEVILLE               30045     GA    Single Family            Non-Owner Occupied   12/25/1900    4/27/2004
  33771130   EAST GREENBUSH              12061     NY    Single Family            Owner Occupied       12/25/1900    4/23/2004
  33866534   SAINT LOUIS                 63133     MO    Single Family            Owner Occupied       12/25/1900    4/20/2004
  33836586   HESPERIA                    92345     CA    Single Family            Owner Occupied       12/25/1900    4/13/2004
  34164491   KANSAS CITY                 64131     MO    Single Family            Owner Occupied       12/25/1900    4/28/2004
  34148098   BEAVERTON                   97008     OR    Single Family            Owner Occupied       12/25/1900    4/22/2004
  34062638   HENDERSON                   89074     NV    PUD                      Owner Occupied       12/25/1900    4/29/2004
  31142227   INDIANAPOLIS                46201     IN    Single Family            Owner Occupied       12/25/1900    4/29/2004
  33845728   TAYLORSVILLE                84123     UT    Condo                    Owner Occupied       12/25/1900    4/29/2004
  33009275   WABASH                      46992     IN    Single Family            Owner Occupied       12/25/1900    4/26/2004
  33914631   ALBERTVILLE                 35950     AL    Single Family            Owner Occupied       12/25/1900    4/20/2004
  34114280   TOLLESON                    85353     AZ    Single Family            Second Home          12/25/1900    4/19/2004
  34186569   TUNNEL HILL                 30755     GA    Single Family            Owner Occupied       12/25/1900    4/19/2004
  33956632   BAKERSFIELD                 93312     CA    Single Family            Owner Occupied       12/25/1900    4/26/2004
  34202689   ST. PAUL                    55101     MN    Single Family            Owner Occupied       12/25/1900    4/21/2004
  33890443   BOWIE                       20716     MD    Single Family            Owner Occupied       12/25/1900    4/30/2004

                                                                                            PAID        ORIGINAL
               FIRST    MATURITY    REMAINING   ORIGINAL   SCHEDULED                        THRU     COMBINED LOAN       OTS
  LOANID     PAY DATE     DATE        TERM       BALANCE    BALANCE     RATE     P&I        DATE        TO VALUE     DELINQUENCY
--------------------------------------------------------------------------------------------------------------------------------
  33963455   6/1/2004   5/1/2034          358    137400       137400   5.375     615.44   7/1/2004             80        0-29
  33926247   6/1/2004   5/1/2034          359     42450     42398.38     8.5     326.41   6/1/2004    89.93644068        0-29
  33921743   6/1/2004   5/1/2034          359    150400       150400    5.75     720.67   6/1/2004             80        0-29
  33238999   6/1/2004   5/1/2034          359    157500       157500   7.125     935.16   6/1/2004             90        0-29
  34191510   6/1/2004   5/1/2034          358     56000        56000       6     280.00   7/1/2004             80        0-29
  33866914   6/1/2004   5/1/2034          359    195700    195378.23       7   1,302.00   6/1/2004             95        0-29
  34188334   6/1/2004   5/1/2034          359    104500    104453.13     7.5     653.13   6/1/2004             95        0-29
  33885773   6/1/2004   5/1/2034          359    147450    147430.45   5.375     660.45   6/1/2004    79.97505017        0-29
  34188193   6/1/2004   5/1/2034          359    146900    146711.99    8.25   1,103.62   6/1/2004            100        0-29
  33080516   6/1/2004   5/1/2034          359    236000       236000   5.625   1,106.25   6/1/2004             80        0-29
  33714098   6/1/2004   5/1/2034          359    260950    260561.45     7.5   1,824.61   6/1/2004             85        0-29
  34121293   6/1/2004   5/1/2034          359    247200       247200   5.625   1,158.75   6/1/2004             80        0-29
  33904442   6/1/2004   5/1/2034          359     47850     47794.74    8.75     376.44   6/1/2004    89.98589563        0-29
  33237140   6/1/2004   5/1/2034          359    174650       174650    6.75     982.41   6/1/2004    89.56410256        0-29
  34183301   6/1/2004   5/1/2034          359    144000       144000   7.125     855.00   6/1/2004             90        0-29
  33948308   6/1/2004   5/1/2034          359    160000    159680.02    5.99     958.26   6/1/2004             80        0-29
  33972514   6/1/2004   5/1/2034          359    139200       139200    6.25     725.00   6/1/2004             80        0-29
  33100884   6/1/2004   5/1/2034          359    132000    131813.06    7.75     945.67   6/1/2004             80        0-29
  34242008   6/1/2004   5/1/2034          359     60050     59943.74   6.625     384.51   6/1/2004    74.59627329        0-29
  32488488   6/1/2004   5/1/2034          359    254200       254200     5.5   1,165.08   6/1/2004    79.98741347        0-29
  33372707   6/1/2004   5/1/2034          359    160000       160000    5.99     798.67   6/1/2004             80        0-29
  34082586   6/1/2004   5/1/2034          360    329600       329600    7.25   1,991.33   6/1/2004             80        0-29
4000142609   6/1/2004   5/1/2034          359    210000       210000   6.125   1,071.88   6/1/2004             80        0-29
  33955717   6/1/2004   5/1/2034          359    267750       267750   7.375   1,645.55   6/1/2004    79.92537313        0-29
  33497421   6/1/2004   5/1/2034          358    180000       180000   4.875     731.25   7/1/2004             90        0-29
  33239617   6/1/2004   5/1/2034          359    168800       168800    6.75     949.50   6/1/2004             80        0-29
  33865007   6/1/2004   5/1/2034          359    183200       183200    5.25     801.50   6/1/2004             80        0-29
  33475799   6/1/2004   5/1/2034          359    304000    303487.73   6.875   1,997.07   6/1/2004             95        0-29
  33848425   6/1/2004   5/1/2034          359    134100    133900.33     7.5     937.65   6/1/2004             90        0-29
  34009290   6/1/2004   5/1/2034          358    105900    105760.97   8.125     786.31   7/1/2004            100        0-29
  34091801   6/1/2004   5/1/2034          359    129000    128723.53   5.625     742.60   6/1/2004    72.67605634        0-29
  33237058   6/1/2004   5/1/2034          359    203150       203150   7.125   1,206.20   6/1/2004             85        0-29
  33355728   6/1/2004   5/1/2034          359     95000      94865.1   5.875     465.10   6/1/2004    79.83193277        0-29
  33954843   6/1/2004   5/1/2034          359    322200    321586.95    6.25   1,983.85   6/1/2004             90        0-29
  33866203   6/1/2004   5/1/2034          360     56850     56777.24    8.25     427.10   6/1/2004    84.94583489        0-29
  34128066   6/1/2004   5/1/2034          358    123000       123000   6.875     704.69   7/1/2004    74.54545455        0-29
  33239195   6/1/2004   5/1/2034          359     76000      75862.2     6.5     480.38   6/1/2004             95        0-29
  33888082   6/1/2004   5/1/2034          359     47300      47231.3   7.625     334.79   6/1/2004    99.91550486        0-29
  34122838   7/1/2004   6/1/2034          360    160000    159875.18    7.25   1,091.49   7/1/2004    88.88888889        0-29
  33955626   6/1/2004   5/1/2034          358    259000       259000    7.99   1,724.51   7/1/2004    75.07246377        0-29
  33120346   6/1/2004   5/1/2034          358    115600     115599.8   5.375     517.79   7/1/2004    79.72413793        0-29
  33910886   6/1/2004   5/1/2034          358    153900    153712.86     8.5   1,183.36   7/1/2004             90        0-29
  33967373   6/1/2004   5/1/2034          359    258300       258300    7.75   1,668.19   6/1/2004             90        0-29
  34127845   6/1/2004   5/1/2034          359     79200     79063.24    6.75     513.69   6/1/2004             80        0-29
  33172982   6/1/2004   5/1/2034          358    145350    145133.58     7.5   1,016.31   7/1/2004             95        0-29
4000127645   6/1/2004   5/1/2034          359    176000       176000   5.999     879.85   6/1/2004             80        0-29
  33625369   6/1/2004   5/1/2034          359    104500       104500   7.375     642.24   6/1/2004             95        0-29
  33374000   6/1/2004   5/1/2034          359    148500     148267.6    7.25   1,013.04   6/1/2004             90        0-29
  34191866   6/1/2004   5/1/2034          358    117000       117000   7.625     743.44   7/1/2004             90        0-29
  33771130   6/1/2004   5/1/2034          359     89750     89656.56    9.25     738.36   6/1/2004    84.82986767        0-29
  33866534   6/1/2004   5/1/2034          359     60350     60253.18    7.25     411.70   6/1/2004             85        0-29
  33836586   6/1/2004   5/1/2034          358    164000       164000   5.375     734.58   7/1/2004             80        0-29
  34164491   6/1/2004   5/1/2034          359     53900     53821.71   7.625     381.51   6/1/2004    89.98330551        0-29
  34148098   6/1/2004   5/1/2034          359    180000       180000   6.125     918.75   6/1/2004             80        0-29
  34062638   6/1/2004   5/1/2034          358    206300    205926.22    5.25     902.56   7/1/2004    79.99224506        0-29
  31142227   6/1/2004   5/1/2034          359     52250     52161.95   6.875     343.25   6/1/2004             95        0-29
  33845728   6/1/2004   5/1/2034          359     90300        90300   6.125     460.91   6/1/2004    79.98228521        0-29
  33009275   6/1/2004   5/1/2034          359    104000     103866.9    8.25     781.32   6/1/2004             80        0-29
  33914631   6/1/2004   5/1/2034          359     64050     63976.01    8.75     503.89   6/1/2004     84.9469496        0-29
  34114280   6/1/2004   5/1/2034          359    127650    127418.57     6.5     806.84   6/1/2004    94.97767857        0-29
  34186569   6/1/2004   5/1/2034          359    105830    105628.63    6.25     651.62   6/1/2004             95        0-29
  33956632   6/1/2004   5/1/2034          358    207400    206934.14   5.375   1,161.39   7/1/2004             85        0-29
  34202689   6/1/2004   5/1/2034          358    139500       139500       8     930.00   7/1/2004             90        0-29
  33890443   6/1/2004   5/1/2034          359    265000       265000     7.5   1,656.25   6/1/2004            100        0-29

                              INITIAL                     PREPAYMENT                                        FIRST RATE   RATE RESET
  LOANID     INDEX   MARGIN     CAP     FLOOR   CEILING      TERM              PREPAYMENT PENALTY           RESET DATE    FREQUENCY
------------------------------------------------------------------------------------------------------------------------------------
  33963455    6ML    3.625       3      5.375   11.375           36    6 mo.s interest less 20% obal          5/1/2007           6
  33926247    6ML     7.25       3        8.5     14.5           24    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  33921743    6ML    4.375       3       5.75    11.75           36    6 mo.s interest less 20% obal          5/1/2007           6
  33238999    6ML      5.5       3      7.125   13.125           24    6 mo.s interest less 20% obal          5/1/2006           6
  34191510    6ML    4.375       3          6       12           24    6 mo.s interest less 20% obal          5/1/2006           6
  33866914    6ML    6.375       3          7       13           24    2% prepaid                             5/1/2006           6
  34188334    6ML        6       3        7.5     13.5           24    6 mo.s interest less 20% obal          5/1/2006           6
  33885773    6ML        4       3      5.375   11.375           24    6 mo.s interest less 20% obal          5/1/2006           6
  34188193    6ML    6.375       3       8.25    14.25            0    None                                   5/1/2006           6
  33080516    6ML     4.25       3      5.625   11.625           24    6 mo.s interest less 20% obal          5/1/2006           6
  33714098    6ML    4.375       3        7.5     13.5           24    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  34121293    6ML     3.75       3      5.625   11.625           36    6 mo.s interest less 20% obal          5/1/2009           6
  33904442    6ML      7.5       3       8.75    14.75           24    6 mo.s interest less 20% obal          5/1/2006           6
  33237140    6ML        6       3       6.75    12.75           24    6 mo.s interest less 20% obal          5/1/2006           6
  34183301    6ML     5.25       3      7.125   13.125            0    None                                   5/1/2007           6
  33948308    6ML     4.25       3       5.99    11.99           36    6 mo.s interest less 20% obal          5/1/2009           6
  33972514    6ML      4.5       3       6.25    12.25           36    6 mo.s interest less 20% obal          5/1/2009           6
  33100884    6ML    6.125       3       7.75    13.75           24    6 mo.s interest less 20% obal          5/1/2006           6
  34242008    6ML    3.875       3      6.625   12.625           24    6 mo.s interest less 20% obal          5/1/2006           6
  32488488    6ML    3.875       3        5.5     11.5           24    6 mo.s interest less 20% obal          5/1/2006           6
  33372707    6ML     4.75       3       5.99    11.99           24    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  34082586    6ML        5       3       7.25    13.25           24    6 mo.s interest less 20% obal          5/1/2006           6
4000142609    6ML      4.5       3      6.125   12.125           36    6 mo.s interest less 20% obal          5/1/2009           6
  33955717    6ML     5.75       3      7.375   13.375           24    6 mo.s interest less 20% obal          5/1/2006           6
  33497421    6ML    4.875       3      4.875   10.875           24    6 mo.s interest less 20% obal          5/1/2006           6
  33239617    6ML    5.125       3       6.75    12.75           24    6 mo.s interest less 20% obal          5/1/2009           6
  33865007    6ML    4.375       3       5.25    11.25           36    6 mo.s interest less 20% obal          5/1/2006           6
  33475799    6ML    6.125       3      6.875   12.875           24    6 mo.s interest less 20% obal          5/1/2006           6
  33848425    6ML    4.875       3        7.5     13.5           24    6 mo.s interest less 20% obal          5/1/2006           6
  34009290    6ML    5.875       3      8.125   14.125           24    6 mo.s interest less 20% obal          5/1/2006           6
  34091801    6ML        4       3      5.625   11.625           24    6 mo.s interest less 20% obal          5/1/2006           6
  33237058    6ML    6.125       3      7.125   13.125           24    6 mo.s interest less 20% obal          5/1/2006           6
  33355728    6ML     4.25       3      5.875   11.875            0    None                                   5/1/2006           6
  33954843    6ML      5.5       3       6.25    12.25           36    6 mo.s interest less 20% obal          5/1/2009           6
  33866203    6ML    6.875       3       8.25    14.25           24    6 mo.s interest less 20% obal          5/1/2006           6
  34128066    6ML     4.75       3      6.875   12.875           24    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  33239195    6ML      5.5       3        6.5     12.5           36    6 mo.s interest less 20% obal          5/1/2007           6
  33888082    6ML    5.125       3      7.625   13.625           24    6 mo.s interest less 20% obal          5/1/2006           6
  34122838    6ML        6       3       7.25    13.25           24    3%/2%/1%-1st yr/2nd yr/3rd yr          6/1/2006           6
  33955626    6ML    5.875       3       7.99    13.99           24    6 mo.s interest less 20% obal          5/1/2006           6
  33120346    6ML    3.875       3      5.375   11.375           36    min (2% prepaid, 60 days interest)     5/1/2006           6
  33910886    6ML      7.5       3        8.5     14.5           24    6 mo.s interest less 20% obal          5/1/2006           6
  33967373    6ML     6.25       3       7.75    13.75           24    6 mo.s interest less 20% obal          5/1/2006           6
  34127845    6ML    5.375       3       6.75    12.75           24    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  33172982    6ML      6.5       3        7.5     13.5           24    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
4000127645    6ML    4.625       3      5.999   11.999           36    6 mo.s interest less 20% obal          5/1/2009           6
  33625369    6ML    6.625       3      7.375   13.375           36    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  33374000    6ML    6.375       3       7.25    13.25           24    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  34191866    6ML     5.25       3      7.625   13.625            0    None                                   5/1/2009           6
  33771130    6ML    5.875       3       9.25    15.25            0    None                                   5/1/2007           6
  33866534    6ML    5.875       3       7.25    13.25           24    2% prepaid                             5/1/2006           6
  33836586    6ML        4       3      5.375   11.375           24    6 mo.s interest less 20% obal          5/1/2006           6
  34164491    6ML     6.75       3      7.625   13.625           36    2% prepaid                             5/1/2006           6
  34148098    6ML     4.25       3      6.125   12.125           24    6 mo.s interest less 20% obal          5/1/2009           6
  34062638    6ML      3.5       3       5.25    11.25           24    6 mo.s interest less 20% obal          5/1/2009           6
  31142227    6ML    5.875       3      6.875   12.875           24    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  33845728    6ML    4.375       3      6.125   12.125           24    6 mo.s interest less 20% obal          5/1/2006           6
  33009275    6ML    6.375       3       8.25    14.25           24    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  33914631    6ML    7.375       3       8.75    14.75           24    6 mo.s interest less 20% obal          5/1/2006           6
  34114280    6ML    5.375       3        6.5     12.5           36    6 mo.s interest less 20% obal          5/1/2007           6
  34186569    6ML     5.25       3       6.25    12.25            0    None                                   5/1/2006           6
  33956632    6ML    4.375       3      5.375   11.375           24    6 mo.s interest less 20% obal          5/1/2006           6
  34202689    6ML    6.625       3          8       14           36    min (2% prepaid, 60 days interest)     5/1/2006           6
  33890443    6ML    6.125       3        7.5     13.5           12    6 mo.s interest less 20% obal          5/1/2006           6

              PAYMENT
               RESET
  LOANID     FREQUENCY   PURPOSE    DIV   IO   IOTERM
-----------------------------------------------------
  33963455       6       Purchase   N     Y      60
  33926247       6       Purchase   N     N       0
  33921743       6       Purchase   N     Y      60
  33238999       6       C/O Refi   N     Y      60
  34191510       6       Purchase   N     Y      60
  33866914       6       C/O Refi   N     N       0
  34188334       6       C/O Refi   N     Y      60
  33885773       6       Purchase   N     Y      60
  34188193       6       Purchase   N     N       0
  33080516       6       C/O Refi   N     Y      60
  33714098       6       C/O Refi   N     N       0
  34121293       6       Purchase   N     Y      60
  33904442       6       Purchase   N     N       0
  33237140       6       Purchase   N     Y      60
  34183301       6       Purchase   N     Y      60
  33948308       6       C/O Refi   N     N       0
  33972514       6       Purchase   N     Y      60
  33100884       6       C/O Refi   N     N       0
  34242008       6       Purchase   N     N       0
  32488488       6       Purchase   N     Y      60
  33372707       6       Purchase   N     Y      60
  34082586       6       C/O Refi   N     Y      60
4000142609       6       Purchase   N     Y      60
  33955717       6       C/O Refi   N     Y      60
  33497421       6       Purchase   N     Y      60
  33239617       6       Purchase   N     Y      60
  33865007       6       Purchase   N     Y      60
  33475799       6       Purchase   N     N       0
  33848425       6       Purchase   N     N       0
  34009290       6       Purchase   N     N       0
  34091801       6       C/O Refi   N     N       0
  33237058       6       Purchase   N     Y      60
  33355728       6       Purchase   N     Y      60
  33954843       6       C/O Refi   N     N       0
  33866203       6       R/T Refi   N     N       0
  34128066       6       C/O Refi   N     Y      60
  33239195       6       Purchase   N     N       0
  33888082       6       Purchase   N     N       0
  34122838       6       C/O Refi   N     N       0
  33955626       6       C/O Refi   N     Y      60
  33120346       6       C/O Refi   N     Y      60
  33910886       6       Purchase   N     N       0
  33967373       6       C/O Refi   N     Y      60
  34127845       6       Purchase   N     N       0
  33172982       6       Purchase   N     N       0
4000127645       6       Purchase   N     Y      60
  33625369       6       Purchase   N     Y      60
  33374000       6       C/O Refi   N     N       0
  34191866       6       Purchase   N     Y      60
  33771130       6       Purchase   N     N       0
  33866534       6       C/O Refi   N     N       0
  33836586       6       Purchase   N     Y      60
  34164491       6       Purchase   N     N       0
  34148098       6       Purchase   N     Y      60
  34062638       6       Purchase   N     Y      60
  31142227       6       Purchase   N     N       0
  33845728       6       Purchase   N     Y      60
  33009275       6       C/O Refi   N     N       0
  33914631       6       R/T Refi   N     N       0
  34114280       6       Purchase   N     N       0
  34186569       6       C/O Refi   N     N       0
  33956632       6       C/O Refi   N     N       0
  34202689       6       C/O Refi   N     Y      60
  33890443       6       Purchase   N     Y      60

                                     D-1-11

                                                                PROPERTY                                ORIGINAL    ORIGINATION
  LOANID                CITY              ZIP    STATE            TYPE                OCCUPANCY           TERM          DATE
-------------------------------------------------------------------------------------------------------------------------------
  33909862   RIDGE MANOR                 33523     FL    Single Family            Owner Occupied       12/25/1900    4/30/2004
  33989286   LOXAHATCHEE                 33470     FL    Single Family            Owner Occupied       12/25/1900    4/22/2004
  34205542   SOMERSET                    55025     WI    Single Family            Owner Occupied       12/25/1900    4/29/2004
  34026997   SPRINGFIELD                  1118     MA    Single Family            Owner Occupied       12/25/1900    4/26/2004
  33456336   READING                     19606     PA    Single Family            Owner Occupied       12/25/1900    4/30/2004
  33960865   LAKE ELSINORE               92530     CA    Single Family            Owner Occupied       12/25/1900    4/27/2004
  34192401   LOCUST GROVE                30248     GA    Single Family            Owner Occupied       12/25/1900    4/30/2004
  33948522   MURRIETA                    92562     CA    Single Family            Non-Owner Occupied   12/25/1900    4/13/2004
  34153122   HILLSBORO                   97124     OR    Single Family            Owner Occupied       12/25/1900    4/27/2004
4000138509   GUSTINE                     95322     CA    Single Family            Owner Occupied       12/25/1900    4/14/2004
  32680878   MADRID                      50156     IA    Single Family            Owner Occupied       12/25/1900    4/22/2004
4000122141   YARMOUTH PORT                2675     MA    Single Family            Owner Occupied       12/25/1900    4/30/2004
  33838475   HESPERIA                    92345     CA    Single Family            Owner Occupied       12/25/1900    4/16/2004
  33007402   INDIANAPOLIS                46202     IN    Condo                    Owner Occupied       12/25/1900    4/21/2004
  33993999   RIVERVIEW                   33569     FL    PUD                      Owner Occupied       12/25/1900    4/30/2004
  33432311   PLANO                       75025     TX    Single Family            Owner Occupied       12/25/1900    4/23/2004
4000142789   MODESTO                     95355     CA    Single Family            Owner Occupied       12/25/1900    4/23/2004
  34090845   HACIENDA HEIGHTS            91745     CA    Single Family            Owner Occupied       12/25/1900    4/16/2004
4000141678   ANTELOPE                    95843     CA    Single Family            Owner Occupied       12/25/1900    4/20/2004
  33769720   SPRING VALLEY               10977     NY    Single Family            Owner Occupied       12/25/1900    4/21/2004
  34188169   LILBURN                     30047     GA    Single Family            Owner Occupied       12/25/1900    4/29/2004
  33970260   DENVER                      80239     CO    PUD                      Owner Occupied       12/25/1900    4/23/2004
  34083048   PALMDALE                    93550     CA    Single Family            Owner Occupied       12/25/1900    4/20/2004
  33331935   CHINO                       91710     CA    PUD                      Owner Occupied       12/25/1900    4/23/2004
  33745761   GRAHAM                      98338     WA    PUD                      Owner Occupied       12/25/1900     4/9/2004
  34051771   HOUSTON                     77024     TX    PUD                      Owner Occupied       12/25/1900    4/26/2004
  34121244   CARSON                      90746     CA    Single Family            Owner Occupied       12/25/1900    4/23/2004
  34164483   KANSAS CITY                 64130     MO    Single Family            Owner Occupied       12/25/1900    4/23/2004
  34182782   EAST POINT                  30344     GA    Single Family            Owner Occupied       12/25/1900    4/21/2004
  34195099   WOODSTOCK                   30189     GA    PUD                      Owner Occupied       12/25/1900    4/30/2004
  34188920   JACKSON                     38305     TN    Single Family            Owner Occupied       12/25/1900    4/30/2004
  33625393   DETROIT                     48224     MI    Single Family            Owner Occupied       12/25/1900    4/23/2004
  34114348   COMPTON                     90222     CA    Single Family            Non-Owner Occupied   12/25/1900    4/15/2004
  33565326   OREGON CITY                 97045     OR    Single Family            Owner Occupied       12/25/1900    4/25/2004
  33735309   LONG BEACH                  90805     CA    Single Family            Owner Occupied       12/25/1900    4/21/2004
  33768359   HUNTINGTON STATION          11746     NY    Single Family            Owner Occupied       12/25/1900    4/22/2004
  33750290   TACOMA                      98443     WA    Single Family            Owner Occupied       12/25/1900    4/27/2004
  34086504   VALENCIA                    91355     CA    Condo                    Owner Occupied       12/25/1900    4/13/2004
  34091702   PASADENA                    91106     CA    Condo                    Owner Occupied       12/25/1900    4/22/2004
  33929035   SHAKER HTS                  44122     OH    Multi Family - 2 Units   Owner Occupied       12/25/1900    4/29/2004
  33916511   HUDSON                      34669     FL    Single Family            Owner Occupied       12/25/1900    4/19/2004
  33172586   ROMULUS                     48174     MI    Single Family            Owner Occupied       12/25/1900    4/21/2004
  33354390   ANGIER                      27501     NC    PUD                      Owner Occupied       12/25/1900    4/22/2004
  33372129   DETROIT                     48224     MI    Single Family            Owner Occupied       12/25/1900    4/21/2004
  33475518   PALMDALE                    93551     CA    Single Family            Owner Occupied       12/25/1900    4/22/2004
  33866567   SAINT LOUIS                 63120     MO    Single Family            Owner Occupied       12/25/1900    4/16/2004
  33889692   LEXINGTON PARK              20653     MD    Single Family            Owner Occupied       12/25/1900    4/23/2004
  33927146   BARBERTON                   44203     OH    Single Family            Owner Occupied       12/25/1900    4/30/2004
  33947649   MURRIETA                    92563     CA    Single Family            Owner Occupied       12/25/1900     4/8/2004
  33962663   AURORA                      80011     CO    Single Family            Owner Occupied       12/25/1900    4/23/2004
  34182238   SAVANNAH                    31415     GA    Multi Family - 2 Units   Owner Occupied       12/25/1900    4/27/2004
  34282160   ANZA                        92589     CA    Single Family            Owner Occupied       12/25/1900    4/26/2004
  33791567   PACHECO                     94553     CA    Single Family            Owner Occupied       12/25/1900     4/9/2004
  33575028   SALEM                       97301     OR    Single Family            Owner Occupied       12/25/1900    4/23/2004
  32680928   ALGONA                      50511     IA    Single Family            Owner Occupied       12/25/1900    4/22/2004
  33355090   CHARLOTTE                   28214     NC    Single Family            Owner Occupied       12/25/1900    4/23/2004
  33373689   YPSILANTI                   48198     MI    Single Family            Owner Occupied       12/25/1900    4/28/2004
  33581455   WASHOUGAL                   98671     WA    Single Family            Owner Occupied       12/25/1900     4/8/2004
  33791062   SACRAMENTO                  95864     CA    Single Family            Second Home          12/25/1900    4/21/2004
  33843269   BOISE                       83709     ID    Single Family            Owner Occupied       12/25/1900     4/7/2004
  33886235   WOODBRIDGE                  22193     VA    PUD                      Owner Occupied       12/25/1900    4/22/2004
  33927534   MAPLE HTS                   44137     OH    Single Family            Owner Occupied       12/25/1900    4/16/2004
4000141364   ANTELOPE                    95843     CA    Single Family            Owner Occupied       12/25/1900    4/23/2004
  33929928   STOW                        44224     OH    Single Family            Owner Occupied       12/25/1900    4/30/2004

                                                                                            PAID        ORIGINAL
               FIRST    MATURITY    REMAINING   ORIGINAL   SCHEDULED                        THRU     COMBINED LOAN       OTS
  LOANID     PAY DATE     DATE        TERM       BALANCE    BALANCE     RATE     P&I        DATE        TO VALUE     DELINQUENCY
--------------------------------------------------------------------------------------------------------------------------------
  33909862   6/1/2004   5/1/2034          358    106400    106399.17       5     443.33   7/1/2004    79.40298507        0-29
  33989286   6/1/2004   5/1/2034          359    301750       301750   7.875   1,980.23   6/1/2004    99.98674575        0-29
  34205542   6/1/2004   5/1/2034          358    130000       130000    5.25     568.75   7/1/2004             80        0-29
  34026997   6/1/2004   5/1/2034          359    147900       147900   6.625     816.53   6/1/2004             85        0-29
  33456336   6/1/2004   5/1/2034          359    239200       239175       7   1,395.33   6/1/2004    89.97013533        0-29
  33960865   6/1/2004   5/1/2034          359    309000       309000     6.5   1,673.75   6/1/2004            100        0-29
  34192401   6/1/2004   5/1/2034          359    137385       137385    7.75     887.28   6/1/2004             90        0-29
  33948522   6/1/2004   5/1/2034          359    278900       278900   7.125   1,655.97   6/1/2004    89.99677315        0-29
  34153122   6/1/2004   5/1/2034          359    181600       181558       6     908.00   6/1/2004             80        0-29
4000138509   6/1/2004   5/1/2034          359    232300       232300   4.625     895.32   6/1/2004    79.98374846        0-29
  32680878   6/1/2004   5/1/2034          359     38000        38000   5.125     162.29   6/1/2004    79.16666667        0-29
4000122141   6/1/2004   5/1/2034          358    262000       262000   6.125   1,337.29   7/1/2004             80        0-29
  33838475   6/1/2004   5/1/2034          359    165000    164754.31     7.5   1,153.71   6/1/2004            100        0-29
  33007402   6/1/2004   5/1/2034          359     89250     89123.61    7.75     639.40   6/1/2004             85        0-29
  33993999   6/1/2004   5/1/2034          358    143100    142840.57     6.5     904.49   7/1/2004             90        0-29
  33432311   6/1/2004   5/1/2034          359    276000       275999    5.99   1,377.70   6/1/2004             80        0-29
4000142789   6/1/2004   5/1/2034          359    203200       203150    4.25     719.67   6/1/2004             80        0-29
  34090845   6/1/2004   5/1/2034          358    270000    269448.08   5.875   1,597.16   7/1/2004    62.79069767        0-29
4000141678   6/1/2004   5/1/2034          359    232000       232000     5.5   1,063.33   6/1/2004             80        0-29
  33769720   6/1/2004   5/1/2034          359    210000    209637.36    6.75   1,362.06   6/1/2004             60        0-29
  34188169   6/1/2004   5/1/2034          359    151920       151920    5.25     664.65   6/1/2004             80        0-29
  33970260   6/1/2004   5/1/2034          359    211500       211500   6.875   1,211.72   6/1/2004             90        0-29
  34083048   6/1/2004   5/1/2034          358     96000        96000    5.75     460.00   7/1/2004             80        0-29
  33331935   6/1/2004   5/1/2034          359    153000    152799.14   8.125   1,136.03   6/1/2004             85        0-29
  33745761   6/1/2004   5/1/2034          359    144100       144042   6.125     735.51   6/1/2004     79.9986765        0-29
  34051771   6/1/2004   5/1/2034          359    188600    188123.33   5.375   1,056.11   6/1/2004    57.15151515        0-29
  34121244   6/1/2004   5/1/2034          358    256400    256397.66     6.5   1,388.83   7/1/2004           64.1        0-29
  34164483   6/1/2004   5/1/2034          359     55100     55000.11     6.5     348.27   6/1/2004             95        0-29
  34182782   6/1/2004   5/1/2034          359    128250       128250   7.375     788.20   6/1/2004             95        0-29
  34195099   6/1/2004   5/1/2034          359    133200       133200     5.5     610.50   6/1/2004             80        0-29
  34188920   6/1/2004   5/1/2034          359    104834    104673.95   7.375     724.07   6/1/2004            100        0-29
  33625393   6/1/2004   5/1/2034          359     80000     79865.18   6.875     525.55   6/1/2004             80        0-29
  34114348   6/1/2004   5/1/2034          358    180000       180000   7.375   1,106.25   7/1/2004             90        0-29
  33565326   6/1/2004   5/1/2034          359    193600       193600   6.625   1,068.83   6/1/2004             80        0-29
  33735309   6/1/2004   5/1/2034          359    174250    173956.38   6.875   1,144.70   6/1/2004             85        0-29
  33768359   6/1/2004   5/1/2034          358    245000    244973.46     6.5   1,327.08   7/1/2004    63.63636364        0-29
  33750290   6/1/2004   5/1/2034          359    220800       220800   5.375     989.00   6/1/2004             80        0-29
  34086504   6/1/2004   5/1/2034          359    239600       239600     5.5   1,098.17   6/1/2004             80        0-29
  34091702   6/1/2004   5/1/2034          359    320800       320800   5.375   1,436.92   6/1/2004             80        0-29
  33929035   6/1/2004   5/1/2034          358    157400       157400   6.625     868.98   7/1/2004            100        0-29
  33916511   6/1/2004   5/1/2034          359    148750    148480.31     6.5     940.21   6/1/2004             85        0-29
  33172586   6/1/2004   5/1/2034          359    114000    113830.25     7.5     797.11   6/1/2004             95        0-29
  33354390   6/1/2004   5/1/2034          358    105000       105000   7.375     645.31   7/1/2004    92.92035398        0-29
  33372129   6/1/2004   5/1/2034          359    115600    115436.28    7.75     828.18   6/1/2004             85        0-29
  33475518   6/1/2004   5/1/2034          359    288000       287990   5.875   1,410.00   6/1/2004             80        0-29
  33866567   6/1/2004   5/1/2034          359     55250      55175.6       8     405.41   6/1/2004             85        0-29
  33889692   6/1/2004   5/1/2034          359    172000       172000   6.375     913.75   6/1/2004             80        0-29
  33927146   6/1/2004   5/1/2034          359    104000    103833.17   7.125     700.67   6/1/2004    83.87096774        0-29
  33947649   6/1/2004   5/1/2034          359    109000    108825.14   7.125     734.36   6/1/2004           43.6        0-29
  33962663   6/1/2004   5/1/2034          359    159200       159200       6     796.00   6/1/2004             80        0-29
  34182238   6/1/2004   5/1/2034          359     80000     79907.59    8.75     629.37   6/1/2004            100        0-29
  34282160   6/1/2004   5/1/2034          359    229500       229500     7.5   1,434.38   6/1/2004             85        0-29
  33791567   6/1/2004   5/1/2034          358    324000       324000   5.625   1,518.75   7/1/2004             80        0-29
  33575028   6/1/2004   5/1/2034          359    112000    111999.33    6.25     583.33   6/1/2004             80        0-29
  32680928   6/1/2004   5/1/2034          359     38400     38352.09   8.375     291.87   6/1/2004             80        0-29
  33355090   6/1/2004   5/1/2034          359     80700        80700   6.125     411.91   6/1/2004    79.98017839        0-29
  33373689   6/1/2004   5/1/2034          359    121500       121500   6.625     670.78   6/1/2004             90        0-29
  33581455   6/1/2004   5/1/2034          359    144000       143975   5.625     675.00   6/1/2004             80        0-29
  33791062   6/1/2004   5/1/2034          358    279000       279000   6.625   1,540.31   7/1/2004             90        0-29
  33843269   6/1/2004   5/1/2034          359    105300    105157.91    7.99     771.93   6/1/2004             90        0-29
  33886235   6/1/2004   5/1/2034          359    270000    269999.99   5.875   1,321.88   6/1/2004             90        0-29
  33927534   6/1/2004   5/1/2034          359     79200     79087.84    7.75     567.40   6/1/2004             90        0-29
4000141364   6/1/2004   5/1/2034          358    199200       199200    4.75     788.50   7/1/2004             80        0-29
  33929928   6/1/2004   5/1/2034          359    106350    106183.56    7.25     725.50   6/1/2004    99.98871778        0-29

                              INITIAL                     PREPAYMENT                                        FIRST RATE   RATE RESET
  LOANID     INDEX   MARGIN     CAP     FLOOR   CEILING      TERM              PREPAYMENT PENALTY           RESET DATE    FREQUENCY
-----------------------------------------------------------------------------------------------------------------------------------
  33909862    6ML    3.875       3          5       11           24    6 mo.s interest less 20% obal          5/1/2006           6
  33989286    6ML    6.125       3      7.875   13.875           24    6 mo.s interest less 20% obal          5/1/2006           6
  34205542    6ML        4       3       5.25    11.25           36    6 mo.s interest less 20% obal          5/1/2006           6
  34026997    6ML     5.25       3      6.625   12.625           24    6 mo.s interest less 20% obal          5/1/2006           6
  33456336    6ML        6       3          7       13           24    6 mo.s interest less 20% obal          5/1/2006           6
  33960865    6ML      5.5       3        6.5     12.5           24    6 mo.s interest less 20% obal          5/1/2006           6
  34192401    6ML      6.5       3       7.75    13.75            0    None                                   5/1/2006           6
  33948522    6ML    4.875       3      7.125   13.125            0    None                                   5/1/2006           6
  34153122    6ML    4.625       3          6       12           36    6 mo.s interest less 20% obal          5/1/2007           6
4000138509    6ML     3.75       3      4.625   10.625           24    6 mo.s interest less 20% obal          5/1/2006           6
  32680878    6ML    3.375       3      5.125   11.125           24    6 mo.s interest less 20% obal          5/1/2006           6
4000122141    6ML     4.75       3      6.125   12.125           36    6 mo.s interest less 20% obal          5/1/2009           6
  33838475    6ML     5.25       3        7.5     13.5           24    6 mo.s interest less 20% obal          5/1/2006           6
  33007402    6ML    6.375       3       7.75    13.75           24    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  33993999    6ML    5.125       3        6.5     12.5           24    6 mo.s interest less 20% obal          5/1/2009           6
  33432311    6ML     4.75       3       5.99    11.99           24    6 mo.s interest less 20% obal          5/1/2006           6
4000142789    6ML    3.625       3       4.25    10.25           24    6 mo.s interest less 20% obal          5/1/2006           6
  34090845    6ML    4.375       3      5.875   11.875           36    6 mo.s interest less 20% obal          5/1/2007           6
4000141678    6ML    4.125       3        5.5     11.5           24    6 mo.s interest less 20% obal          5/1/2006           6
  33769720    6ML        5       3       6.75    12.75            0    None                                   5/1/2006           6
  34188169    6ML    3.875       3       5.25    11.25            0    None                                   5/1/2006           6
  33970260    6ML        6       3      6.875   12.875           24    6 mo.s interest less 20% obal          5/1/2006           6
  34083048    6ML    3.875       3       5.75    11.75           36    6 mo.s interest less 20% obal          5/1/2007           6
  33331935    6ML    6.625       3      8.125   14.125           12    6 mo.s interest less 20% obal          5/1/2006           6
  33745761    6ML    3.875       3      6.125   12.125            0    None                                   5/1/2006           6
  34051771    6ML     3.25       3      5.375   11.375            0    None                                   5/1/2009           6
  34121244    6ML    4.625       3        6.5     12.5           24    6 mo.s interest less 20% obal          5/1/2006           6
  34164483    6ML    5.375       3        6.5     12.5           24    2% prepaid                             5/1/2006           6
  34182782    6ML    5.875       3      7.375   13.375            0    None                                   5/1/2007           6
  34195099    6ML    4.375       1        5.5     11.5            0    None                                  11/1/2004           6
  34188920    6ML     5.75       3      7.375   13.375            0    None                                   5/1/2006           6
  33625393    6ML     5.25       3      6.875   12.875           24    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  34114348    6ML     5.75       3      7.375   13.375           24    6 mo.s interest less 20% obal          5/1/2006           6
  33565326    6ML    5.125       3      6.625   12.625           24    6 mo.s interest less 20% obal          5/1/2006           6
  33735309    6ML    6.125       3      6.875   12.875           24    6 mo.s interest less 20% obal          5/1/2006           6
  33768359    6ML    4.625       3        6.5     12.5            0    None                                   5/1/2007           6
  33750290    6ML    3.625       3      5.375   11.375           12    6 mo.s interest less 20% obal          5/1/2006           6
  34086504    6ML    3.875       3        5.5     11.5           24    6 mo.s interest less 20% obal          5/1/2006           6
  34091702    6ML        4       3      5.375   11.375           24    6 mo.s interest less 20% obal          5/1/2006           6
  33929035    6ML     5.25       3      6.625   12.625           24    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  33916511    6ML      5.5       3        6.5     12.5           24    6 mo.s interest less 20% obal          5/1/2006           6
  33172586    6ML    6.375       3        7.5     13.5           24    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  33354390    6ML      5.5       3      7.375   13.375            0    None                                   5/1/2009           6
  33372129    6ML    6.125       3       7.75    13.75           24    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  33475518    6ML      4.5       3      5.875   11.875           24    6 mo.s interest less 20% obal          5/1/2006           6
  33866567    6ML      6.5       3          8       14           24    2% prepaid                             5/1/2006           6
  33889692    6ML    5.125       3      6.375   12.375           24    6 mo.s interest less 20% obal          5/1/2006           6
  33927146    6ML     5.25       3      7.125   13.125           24    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  33947649    6ML    4.875       3      7.125   13.125           24    6 mo.s interest less 20% obal          5/1/2006           6
  33962663    6ML    4.125       3          6       12           24    6 mo.s interest less 20% obal          5/1/2009           6
  34182238    6ML     6.25       3       8.75    14.75            0    None                                   5/1/2006           6
  34282160    6ML     5.75       3        7.5     13.5           24    6 mo.s interest less 20% obal          5/1/2006           6
  33791567    6ML     4.25       3      5.625   11.625           24    6 mo.s interest less 20% obal          5/1/2006           6
  33575028    6ML     4.75       3       6.25    12.25           24    6 mo.s interest less 20% obal          5/1/2006           6
  32680928    6ML    6.625       3      8.375   14.375           12    6 mo.s interest less 20% obal          5/1/2006           6
  33355090    6ML    4.625       3      6.125   12.125            0    None                                   5/1/2006           6
  33373689    6ML      5.5       3      6.625   12.625           36    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  33581455    6ML        4       3      5.625   11.625           24    6 mo.s interest less 20% obal          5/1/2006           6
  33791062    6ML    5.375       3      6.625   12.625           24    6 mo.s interest less 20% obal          5/1/2006           6
  33843269    6ML      6.5       3       7.99    13.99           24    6 mo.s interest less 20% obal          5/1/2006           6
  33886235    6ML        5       3      5.875   11.875           24    6 mo.s interest less 20% obal          5/1/2006           6
  33927534    6ML    6.875       3       7.75    13.75           36    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
4000141364    6ML    3.625       3       4.75    10.75           24    6 mo.s interest less 20% obal          5/1/2006           6
  33929928    6ML    5.375       3       7.25    13.25           36    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6

              PAYMENT
               RESET
  LOANID     FREQUENCY   PURPOSE           DIV           IO   IOTERM
--------------------------------------------------------------------
  33909862       6       Purchase   N                    Y      60
  33989286       6       Purchase   N                    Y      60
  34205542       6       Purchase   N                    Y      60
  34026997       6       C/O Refi   N                    Y      60
  33456336       6       Purchase   N                    Y      60
  33960865       6       Purchase   N                    Y      60
  34192401       6       Purchase   N                    Y      60
  33948522       6       Purchase   N                    Y      60
  34153122       6       Purchase   N                    Y      60
4000138509       6       Purchase   N                    Y      60
  32680878       6       Purchase   N                    Y      60
4000122141       6       Purchase   N                    Y      60
  33838475       6       Purchase   N                    N       0
  33007402       6       C/O Refi   N                    N       0
  33993999       6       Purchase   N                    N       0
  33432311       6       Purchase   N                    Y      60
4000142789       6       Purchase   N                    Y      60
  34090845       6       C/O Refi   N                    N       0
4000141678       6       Purchase   N                    Y      60
  33769720       6       C/O Refi   N                    N       0
  34188169       6       Purchase   N                    Y      60
  33970260       6       C/O Refi   N                    Y      60
  34083048       6       C/O Refi   N                    Y      60
  33331935       6       C/O Refi   N                    N       0
  33745761       6       Purchase   N                    Y      60
  34051771       6       C/O Refi   N                    N       0
  34121244       6       C/O Refi   N                    Y      60
  34164483       6       R/T Refi   N                    N       0
  34182782       6       C/O Refi   N                    Y      60
  34195099       6       Purchase   N                    Y      60
  34188920       6       Purchase   N                    N       0
  33625393       6       C/O Refi   N                    N       0
  34114348       6       Purchase   N                    Y      60
  33565326       6       C/O Refi   N                    Y      60
  33735309       6       C/O Refi   N                    N       0
  33768359       6       C/O Refi   N                    Y      60
  33750290       6       Purchase   N                    Y      60
  34086504       6       Purchase   N                    Y      60
  34091702       6       Purchase   N                    Y      60
  33929035       6       Purchase   N                    Y      60
  33916511       6       C/O Refi   N                    N       0
  33172586       6       C/O Refi   N                    N       0
  33354390       6       R/T Refi   N                    Y      60
  33372129       6       C/O Refi   N                    N       0
  33475518       6       Purchase   N                    Y      60
  33866567       6       C/O Refi   N                    N       0
  33889692       6       Purchase   N                    Y      60
  33927146       6       Purchase   N                    N       0
  33947649       6       C/O Refi   N                    N       0
  33962663       6       Purchase   N                    Y      60
  34182238       6       Purchase   N                    N       0
  34282160       6       C/O Refi   N                    Y      60
  33791567       6       Purchase   N                    Y      60
  33575028       6       Purchase   N                    Y      60
  32680928       6       Purchase   N                    N       0
  33355090       6       Purchase   N                    Y      60
  33373689       6       Purchase   N                    Y      60
  33581455       6       C/O Refi   N                    Y      60
  33791062       6       Purchase   N                    Y      60
  33843269       6       R/T Refi   N                    N       0
  33886235       6       Purchase   N                    Y      60
  33927534       6       Purchase   2/28 Dividend Loan   N       0
4000141364       6       Purchase   N                    Y      60
  33929928       6       Purchase   N                    N       0

                                     D-1-12

                                                                PROPERTY                                ORIGINAL    ORIGINATION
  LOANID                CITY              ZIP    STATE            TYPE                OCCUPANCY           TERM          DATE
-------------------------------------------------------------------------------------------------------------------------------
4000126955   BRONX                       10466     NY    Multi Family - 2 Units   Owner Occupied       12/25/1900    4/23/2004
  34149559   BEND                        97702     OR    Single Family            Owner Occupied       12/25/1900    4/20/2004
  34028779   WILLIMANTIC                  6226     CT    Single Family            Owner Occupied       12/25/1900    4/30/2004
  33120155   CIRCLE PINES                55014     MN    Single Family            Owner Occupied       12/25/1900    4/26/2004
4000133269   ABINGDON                    21009     MD    Single Family            Owner Occupied       12/25/1900    4/14/2004
  33357260   LEXINGTON                   29072     SC    PUD                      Owner Occupied       12/25/1900    4/29/2004
  34087023   FONTANA                     92337     CA    Single Family            Owner Occupied       12/25/1900    4/14/2004
  33719691   KANSAS CITY                 64131     MO    Single Family            Owner Occupied       12/25/1900    4/28/2004
  33969544   THORNTON                    80241     CO    Single Family            Owner Occupied       12/25/1900    4/22/2004
  33767393   LEVITTOWN                   11756     NY    Single Family            Owner Occupied       12/25/1900    4/20/2004
  33718404   DES PLAINES                 60018     IL    Single Family            Owner Occupied       12/25/1900    4/30/2004
  33960816   SAN DIEGO                   92128     CA    Condo                    Owner Occupied       12/25/1900    4/27/2004
  34147322   PORTLAND                    97266     OR    Single Family            Owner Occupied       12/25/1900    4/13/2004
  34245258   LEHIGH ACRES                33936     FL    Condo                    Owner Occupied       12/25/1900    4/27/2004
  33624610   MADISON HTS                 48071     MI    Single Family            Owner Occupied       12/25/1900    4/20/2004
4000136683   WINNETKA                    91306     CA    Single Family            Owner Occupied       12/25/1900    4/23/2004
  33886128   NORFOLK                     23509     VA    Single Family            Owner Occupied       12/25/1900    4/23/2004
  33818444   FAYETTEVILLE                30215     GA    PUD                      Owner Occupied       12/25/1900    4/19/2004
  33120908   EDEN PRAIRIE                55346     MN    Condo                    Owner Occupied       12/25/1900    4/29/2004
  33925488   ASHTABULA                   44004     OH    Single Family            Owner Occupied       12/25/1900    4/28/2004
  33540220   COLUMBUS                    43232     OH    Single Family            Owner Occupied       12/25/1900    4/26/2004
  33910050   MILTON                      32571     FL    Single Family            Owner Occupied       12/25/1900    4/26/2004
  34163337   CRETE                       60417     IL    Single Family            Owner Occupied       12/25/1900    4/26/2004
  34123026   COVINGTON                   41011     KY    Single Family            Owner Occupied       12/25/1900    4/30/2004
  34323956   CARSON                      90746     CA    Single Family            Owner Occupied       12/25/1900    4/23/2004
  34191072   SMYRNA                      30082     GA    PUD                      Owner Occupied       12/25/1900    4/30/2004
  34117804   CHINO                       91710     CA    Single Family            Owner Occupied       12/25/1900    4/20/2004
  34023267   WARWICK                      2889     RI    Single Family            Owner Occupied       12/25/1900    4/21/2004
  33353673   RALEIGH                     27615     NC    PUD                      Owner Occupied       12/25/1900    4/30/2004
  33962283   PEYTON                      80831     CO    Single Family            Owner Occupied       12/25/1900    4/20/2004
  33819939   MEMPHIS                     38122     TN    Single Family            Owner Occupied       12/25/1900    4/22/2004
  33496548   STOCKTON                    95209     CA    Single Family            Owner Occupied       12/25/1900    4/13/2004
  33628264   DETROIT                     48207     MI    Condo                    Owner Occupied       12/25/1900    4/28/2004
  34062026   LAS VEGAS                   89108     NV    PUD                      Owner Occupied       12/25/1900    4/29/2004
  33626607   DETROIT                     48213     MI    Single Family            Owner Occupied       12/25/1900    4/30/2004
  33949330   MORENO VALLEY               92557     CA    Single Family            Owner Occupied       12/25/1900     4/9/2004
  33714296   VERMILION                   61955     IL    Single Family            Owner Occupied       12/25/1900    4/19/2004
  33993429   LAKE WORTH                  33461     FL    Single Family            Non-Owner Occupied   12/25/1900    4/30/2004
  33888181   FREDERICKSBURG              22406     VA    Single Family            Owner Occupied       12/25/1900    4/21/2004
  33863911   ARLINGTON                   53911     WI    Single Family            Owner Occupied       12/25/1900    4/23/2004
  33172255   DEARBORN HTS                48127     MI    Single Family            Owner Occupied       12/25/1900    4/19/2004
  32720864   SUMNER                      98390     WA    PUD                      Owner Occupied       12/25/1900    4/23/2004
4000137258   VANCOUVER                   98660     WA    Condo                    Owner Occupied       12/25/1900    4/28/2004
  34194407   MURFREESBORO                37129     TN    Single Family            Owner Occupied       12/25/1900    4/30/2004
  33770967   ELMIRA                      14901     NY    Single Family            Owner Occupied       12/25/1900    4/29/2004
  33373531   DETROIT                     48219     MI    Single Family            Owner Occupied       12/25/1900    4/22/2004
  34243048   ORLANDO                     32807     FL    PUD                      Owner Occupied       12/25/1900    4/30/2004
  32763666   RONKONKOMA                  11779     NY    Single Family            Owner Occupied       12/25/1900    4/16/2004
  33845389   SALT LAKE CITY              84118     UT    Single Family            Owner Occupied       12/25/1900    4/20/2004
  33372822   LINCOLN PARK                48146     MI    Single Family            Owner Occupied       12/25/1900    4/19/2004
  33850835   PROVO                       84601     UT    Single Family            Owner Occupied       12/25/1900    4/23/2004
  33747247   FEDERAL WAY                 98023     WA    Single Family            Owner Occupied       12/25/1900    4/16/2004
  33357195   LIBERTY                     29657     SC    Single Family            Owner Occupied       12/25/1900    4/30/2004
  33864976   WHITEWATER                  53190     WI    Single Family            Owner Occupied       12/25/1900    4/29/2004
  33615683   ORLANDO                     32828     FL    PUD                      Owner Occupied       12/25/1900    4/29/2004
  33008327   PEORIA                      61604     IL    Single Family            Owner Occupied       12/25/1900    4/21/2004
  33715673   ELMHURST                    60126     IL    Single Family            Owner Occupied       12/25/1900    4/26/2004
  34165993   HANOVER PARK                60133     IL    PUD                      Owner Occupied       12/25/1900    4/23/2004
  34149765   GLADSTONE                   97027     OR    Single Family            Owner Occupied       12/25/1900    4/26/2004
  33917816   DELTONA                     32725     FL    Single Family            Owner Occupied       12/25/1900    4/30/2004
  33988361   JENSEN BEACH                34957     FL    Single Family            Owner Occupied       12/25/1900    4/22/2004
  33793068   BRENTWOOD                   94513     CA    PUD                      Owner Occupied       12/25/1900    4/20/2004
  33845181   OREM                        84058     UT    Single Family            Owner Occupied       12/25/1900    4/23/2004
  33765108   HACKENSACK                   7601     NJ    Single Family            Owner Occupied       12/25/1900    4/27/2004

                                                                                            PAID        ORIGINAL
               FIRST    MATURITY    REMAINING   ORIGINAL   SCHEDULED                        THRU     COMBINED LOAN       OTS
  LOANID     PAY DATE     DATE        TERM       BALANCE    BALANCE     RATE     P&I        DATE        TO VALUE     DELINQUENCY
--------------------------------------------------------------------------------------------------------------------------------
4000126955   6/1/2004   5/1/2034          358    296000       296000   4.625   1,140.83   7/1/2004             80        0-29
  34149559   6/1/2004   5/1/2034          358    131900       131900       6     659.50   7/1/2004    79.98787144        0-29
  34028779   6/1/2004   5/1/2034          359     71100        71100       8     474.00   6/1/2004             90        0-29
  33120155   6/1/2004   5/1/2034          359    216000    215636.02   6.875   1,418.97   6/1/2004             80        0-29
4000133269   6/1/2004   5/1/2034          359    238700    238594.58       5     994.58   6/1/2004    79.99329759        0-29
  33357260   6/1/2004   5/1/2034          359    179000    178712.85   7.125   1,205.96   6/1/2004            100        0-29
  34087023   6/1/2004   5/1/2034          359    272850       272850   6.625   1,506.36   6/1/2004             85        0-29
  33719691   6/1/2004   5/1/2034          359     88250     88108.43   7.125     594.56   6/1/2004    94.99461787        0-29
  33969544   6/1/2004   5/1/2034          359    180600       180600   6.625     997.06   6/1/2004    79.98228521        0-29
  33767393   6/1/2004   5/1/2034          358    230000       230000   5.125     982.29   7/1/2004    64.78873239        0-29
  33718404   6/1/2004   5/1/2034          359    193600    193599.98     5.5     887.33   6/1/2004             80        0-29
  33960816   6/1/2004   5/1/2034          359    238500       238500   6.125   1,217.34   6/1/2004    83.68421053        0-29
  34147322   6/1/2004   5/1/2034          359    102000       102000   6.375     541.88   6/1/2004             80        0-29
  34245258   6/1/2004   5/1/2034          358    151850       151850   7.375     933.24   7/1/2004    99.98683084        0-29
  33624610   6/1/2004   5/1/2034          359    132050     132023.4       7     770.29   6/1/2004             95        0-29
4000136683   6/1/2004   5/1/2034          359    280000       280000   4.875   1,137.50   6/1/2004             80        0-29
  33886128   6/1/2004   5/1/2034          358     59400      59399.5       7     346.50   7/1/2004             90        0-29
  33818444   6/1/2004   5/1/2034          358    106500       106300   5.875     521.41   7/1/2004    84.52380952        0-29
  33120908   6/1/2004   5/1/2034          359    148250    148050.38       8   1,087.81   6/1/2004            100        0-29
  33925488   6/1/2004   5/1/2034          359    117000    116850.26    8.25     878.99   6/1/2004             90        0-29
  33540220   6/1/2004   5/1/2034          359     92700     92581.36    8.25     696.43   6/1/2004             90        0-29
  33910050   6/1/2004   5/1/2034          359     65700     65599.69   7.375     453.78   6/1/2004             90        0-29
  34163337   6/1/2004   5/1/2034          358    285000    284564.93   7.375   1,968.43   7/1/2004             95        0-29
  34123026   6/1/2004   5/1/2034          359     76400     76286.25     7.5     534.20   6/1/2004             80        0-29
  34323956   6/1/2004   5/1/2034          359    258000    257472.62   5.875   1,526.17   6/1/2004    79.62962963        0-29
  34191072   6/1/2004   5/1/2034          359    190000       190000   5.375     851.04   6/1/2004    79.98989601        0-29
  34117804   6/1/2004   5/1/2034          358    299250    298733.25    6.75   1,940.93   7/1/2004             95        0-29
  34023267   6/1/2004   5/1/2034          359    182000    181742.25    7.75   1,303.88   6/1/2004            100        0-29
  33353673   6/1/2004   5/1/2034          358    153800    153514.33   6.375     959.52   7/1/2004    94.99691167        0-29
  33962283   6/1/2004   5/1/2034          359    248900       248900    6.75   1,400.06   6/1/2004             95        0-29
  33819939   6/1/2004   5/1/2034          359     57000        57000   6.875     326.56   6/1/2004             95        0-29
  33496548   6/1/2004   5/1/2034          359    309000       309000   5.375   1,384.06   6/1/2004    79.98757475        0-29
  33628264   6/1/2004   5/1/2034          357    243000    242719.36    8.75   1,911.69   8/1/2004             90        0-29
  34062026   6/1/2004   5/1/2034          358    151200       151200     5.5     693.00   7/1/2004             80        0-29
  33626607   6/1/2004   5/1/2034          359     94500     94366.12       8     693.41   6/1/2004             90        0-29
  33949330   6/1/2004   5/1/2034          359    307400       307400   6.375   1,633.06   6/1/2004    89.99593057        0-29
  33714296   6/1/2004   5/1/2034          359     29600     29557.01   7.625     209.51   6/1/2004             80        0-29
  33993429   6/1/2004   5/1/2034          359    153000       153000   6.125     780.94   6/1/2004             90        0-29
  33888181   6/1/2004   5/1/2034          358    135900    135899.99     5.5     622.88   7/1/2004    79.98822837        0-29
  33863911   6/1/2004   5/1/2034          359    144000    143726.01    6.25     886.64   6/1/2004    92.07102256        0-29
  33172255   6/1/2004   5/1/2034          358    110200    110035.91     7.5     770.54   7/1/2004             95        0-29
  32720864   6/1/2004   5/1/2034          359    253650       253650    6.75   1,426.78   6/1/2004             95        0-29
4000137258   6/1/2004   5/1/2034          359    126800       126800   5.125     541.54   6/1/2004             80        0-29
  34194407   6/1/2004   5/1/2034          358    110580    110419.42   7.625     782.68   7/1/2004             95        0-29
  33770967   6/1/2004   5/1/2034          358     26500     26471.67   9.125     215.62   7/1/2004            100        0-29
  33373531   6/1/2004   5/1/2034          359     97350     97349.31     6.5     527.31   6/1/2004    94.97560976        0-29
  34243048   6/1/2004   5/1/2034          358    121600       121600    5.25     532.00   7/1/2004             80        0-29
  32763666   6/1/2004   5/1/2034          358    130000    129764.32     6.5     821.69   7/1/2004    41.93548387        0-29
  33845389   6/1/2004   5/1/2034          359    144000       144000   7.625     915.00   6/1/2004             90        0-29
  33372822   6/1/2004   5/1/2034          359     92150        92130    6.99     536.77   6/1/2004             95        0-29
  33850835   6/1/2004   5/1/2034          359    121500       121500   6.875     696.09   6/1/2004             90        0-29
  33747247   6/1/2004   5/1/2034          359    180000       180000   5.625     843.75   6/1/2004             80        0-29
  33357195   6/1/2004   5/1/2034          358     91900      91748.6    6.99     610.80   7/1/2004            100        0-29
  33864976   6/1/2004   5/1/2034          358    101550       101550   5.875     497.17   7/1/2004    79.98393233        0-29
  33615683   6/1/2004   5/1/2034          359    200250       200250     5.5     917.81   6/1/2004    79.97683567        0-29
  33008327   6/1/2004   5/1/2034          358     65450     65330.79   6.625     419.09   7/1/2004             85        0-29
  33715673   6/1/2004   5/1/2034          359    236700    236454.72   7.375   1,454.72   6/1/2004             90        0-29
  34165993   6/1/2004   5/1/2034          359    108000    107804.19     6.5     682.64   6/1/2004             80        0-29
  34149765   6/1/2004   5/1/2034          359    149200    149161.15    6.25     777.08   6/1/2004             80        0-29
  33917816   6/1/2004   5/1/2034          359     83000        82930     7.5     518.75   6/1/2004    89.97289973        0-29
  33988361   6/1/2004   5/1/2034          359    131200    130973.36   7.125     883.92   6/1/2004             80        0-29
  33793068   6/1/2004   5/1/2034          359    271950       271950   5.625   1,274.77   6/1/2004    79.99705839        0-29
  33845181   6/1/2004   5/1/2034          359    128250       128250   8.125     868.36   6/1/2004             95        0-29
  33765108   6/1/2004   5/1/2034          358    245000    244625.99   7.375   1,692.16   7/1/2004            100        0-29

                              INITIAL                     PREPAYMENT                                        FIRST RATE   RATE RESET
  LOANID     INDEX   MARGIN     CAP     FLOOR   CEILING      TERM              PREPAYMENT PENALTY           RESET DATE    FREQUENCY
-----------------------------------------------------------------------------------------------------------------------------------
4000126955    6ML    3.375       3      4.625   10.625            0    None                                   5/1/2006           6
  34149559    6ML        4       3          6       12           36    6 mo.s interest less 20% obal          5/1/2009           6
  34028779    6ML     6.75       3          8       14           24    6 mo.s interest less 20% obal          5/1/2006           6
  33120155    6ML    5.875       3      6.875   12.875           36    min (2% prepaid, 60 days interest)     5/1/2006           6
4000133269    6ML        4       3          5       11           24    6 mo.s interest less 20% obal          5/1/2006           6
  33357260    6ML    6.375       3      7.125   13.125            0    None                                   5/1/2006           6
  34087023    6ML    4.625       3      6.625   12.625            0    None                                   5/1/2006           6
  33719691    6ML     6.25       3      7.125   13.125           24    2% prepaid                             5/1/2006           6
  33969544    6ML     5.25       3      6.625   12.625           24    6 mo.s interest less 20% obal          5/1/2006           6
  33767393    6ML     3.25       3      5.125   11.125            0    None                                   5/1/2006           6
  33718404    6ML        4       3        5.5     11.5           24    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  33960816    6ML     4.75       3      6.125   12.125           24    6 mo.s interest less 20% obal          5/1/2006           6
  34147322    6ML    4.375       3      6.375   12.375           36    6 mo.s interest less 20% obal          5/1/2009           6
  34245258    6ML    6.125       3      7.375   13.375           24    6 mo.s interest less 20% obal          5/1/2006           6
  33624610    6ML     5.25       3          7       13           24    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2009           6
4000136683    6ML    3.875       3      4.875   10.875           36    6 mo.s interest less 20% obal          5/1/2007           6
  33886128    6ML    5.625       3          7       13           24    6 mo.s interest less 20% obal          5/1/2006           6
  33818444    6ML    4.125       3      5.875   11.875            0    None                                   5/1/2007           6
  33120908    6ML    5.625       3          8       14           36    min (2% prepaid, 60 days interest)     5/1/2006           6
  33925488    6ML        7       3       8.25    14.25           24    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  33540220    6ML     6.75       3       8.25    14.25           24    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  33910050    6ML    5.875       3      7.375   13.375           24    6 mo.s interest less 20% obal          5/1/2006           6
  34163337    6ML    6.375       3      7.375   13.375           12    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  34123026    6ML    6.125       3        7.5     13.5           24    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  34323956    6ML     4.25       3      5.875   11.875            0    None                                   5/1/2006           6
  34191072    6ML        4       3      5.375   11.375            0    None                                   5/1/2007           6
  34117804    6ML     5.25       3       6.75    12.75            0    None                                   5/1/2006           6
  34023267    6ML     5.25       3       7.75    13.75           24    6 mo.s interest less 20% obal          5/1/2006           6
  33353673    6ML     5.75       3      6.375   12.375            0    None                                   5/1/2006           6
  33962283    6ML     5.75       3       6.75    12.75           24    6 mo.s interest less 20% obal          5/1/2006           6
  33819939    6ML     5.75       3      6.875   12.875           24    6 mo.s interest less 20% obal          5/1/2006           6
  33496548    6ML    3.625       3      5.375   11.375           24    6 mo.s interest less 20% obal          5/1/2009           6
  33628264    6ML      7.5       3       8.75    14.75           24    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  34062026    6ML    4.125       3        5.5     11.5           24    6 mo.s interest less 20% obal          5/1/2006           6
  33626607    6ML     6.75       3          8       14           24    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  33949330    6ML      5.5       3      6.375   12.375           24    6 mo.s interest less 20% obal          5/1/2006           6
  33714296    6ML    5.375       3      7.625   13.625            0    None                                   5/1/2006           6
  33993429    6ML    4.625       3      6.125   12.125           24    6 mo.s interest less 20% obal          5/1/2006           6
  33888181    6ML    3.875       3        5.5     11.5           24    6 mo.s interest less 20% obal          5/1/2006           6
  33863911    6ML      5.5       3       6.25    12.25           24    6 mo.s interest less 20% obal          5/1/2006           6
  33172255    6ML     6.25       3        7.5     13.5           36    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2007           6
  32720864    6ML    5.875       3       6.75    12.75           24    6 mo.s interest less 20% obal          5/1/2006           6
4000137258    6ML    3.625       3      5.125   11.125           36    6 mo.s interest less 20% obal          5/1/2009           6
  34194407    6ML     6.75       3      7.625   13.625           24    6 mo.s interest less 20% obal          5/1/2006           6
  33770967    6ML    6.625       3      9.125   15.125            0    None                                   5/1/2007           6
  33373531    6ML     5.75       3        6.5     12.5           36    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  34243048    6ML        4       3       5.25    11.25           36    6 mo.s interest less 20% obal          5/1/2009           6
  32763666    6ML     4.75       3        6.5     12.5            0    None                                   5/1/2006           6
  33845389    6ML    6.125       3      7.625   13.625           24    6 mo.s interest less 20% obal          5/1/2006           6
  33372822    6ML    5.875       3       6.99    12.99           36    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  33850835    6ML     5.75       1      6.875   12.875           36    6 mo.s interest less 20% obal         11/1/2004           6
  33747247    6ML     4.25       3      5.625   11.625           24    6 mo.s interest less 20% obal          5/1/2006           6
  33357195    6ML        6       3       6.99    12.99            0    None                                   5/1/2006           6
  33864976    6ML    4.875       3      5.875   11.875           36    6 mo.s interest less 20% obal          5/1/2006           6
  33615683    6ML     4.25       3        5.5     11.5           24    6 mo.s interest less 20% obal          5/1/2006           6
  33008327    6ML     5.25       3      6.625   12.625           24    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  33715673    6ML    6.125       3      7.375   13.375            0    None                                   5/1/2006           6
  34165993    6ML    4.875       3        6.5     12.5           24    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  34149765    6ML    4.875       3       6.25    12.25           24    6 mo.s interest less 20% obal          5/1/2006           6
  33917816    6ML        6       3        7.5     13.5           24    6 mo.s interest less 20% obal          5/1/2006           6
  33988361    6ML        4       3      7.125   13.125           24    6 mo.s interest less 20% obal          5/1/2006           6
  33793068    6ML     4.25       3      5.625   11.625           24    6 mo.s interest less 20% obal          5/1/2006           6
  33845181    6ML    5.625       3      8.125   14.125           24    6 mo.s interest less 20% obal          5/1/2006           6
  33765108    6ML    5.125       3      7.375   13.375            0    None                                   5/1/2006           6

              PAYMENT
               RESET
  LOANID     FREQUENCY   PURPOSE    DIV   IO   IOTERM
-----------------------------------------------------
4000126955       6       Purchase   N     Y      60
  34149559       6       Purchase   N     Y      60
  34028779       6       Purchase   N     Y      60
  33120155       6       C/O Refi   N     N       0
4000133269       6       Purchase   N     Y      60
  33357260       6       Purchase   N     N       0
  34087023       6       C/O Refi   N     Y      60
  33719691       6       Purchase   N     N       0
  33969544       6       Purchase   N     Y      60
  33767393       6       C/O Refi   N     Y      60
  33718404       6       Purchase   N     Y      60
  33960816       6       R/T Refi   N     Y      60
  34147322       6       Purchase   N     Y      60
  34245258       6       Purchase   N     Y      60
  33624610       6       C/O Refi   N     Y      60
4000136683       6       Purchase   N     Y      60
  33886128       6       Purchase   N     Y      60
  33818444       6       R/T Refi   N     Y      60
  33120908       6       Purchase   N     N       0
  33925488       6       Purchase   N     N       0
  33540220       6       C/O Refi   N     N       0
  33910050       6       C/O Refi   N     N       0
  34163337       6       C/O Refi   N     N       0
  34123026       6       Purchase   N     N       0
  34323956       6       C/O Refi   N     N       0
  34191072       6       Purchase   N     Y      60
  34117804       6       C/O Refi   N     N       0
  34023267       6       Purchase   N     N       0
  33353673       6       Purchase   N     N       0
  33962283       6       C/O Refi   N     Y      60
  33819939       6       Purchase   N     Y      60
  33496548       6       Purchase   N     Y      60
  33628264       6       Purchase   N     N       0
  34062026       6       Purchase   N     Y      60
  33626607       6       Purchase   N     N       0
  33949330       6       Purchase   N     Y      60
  33714296       6       C/O Refi   N     N       0
  33993429       6       Purchase   N     Y      60
  33888181       6       Purchase   N     Y      60
  33863911       6       C/O Refi   N     N       0
  33172255       6       C/O Refi   N     N       0
  32720864       6       Purchase   N     Y      60
4000137258       6       Purchase   N     Y      60
  34194407       6       Purchase   N     N       0
  33770967       6       Purchase   N     N       0
  33373531       6       Purchase   N     Y      60
  34243048       6       Purchase   N     Y      60
  32763666       6       C/O Refi   N     N       0
  33845389       6       Purchase   N     Y      60
  33372822       6       R/T Refi   N     Y      60
  33850835       6       C/O Refi   N     Y      60
  33747247       6       Purchase   N     Y      60
  33357195       6       Purchase   N     N       0
  33864976       6       Purchase   N     Y      60
  33615683       6       Purchase   N     Y      60
  33008327       6       C/O Refi   N     N       0
  33715673       6       Purchase   N     Y      60
  34165993       6       C/O Refi   N     N       0
  34149765       6       Purchase   N     Y      60
  33917816       6       Purchase   N     Y      60
  33988361       6       C/O Refi   N     N       0
  33793068       6       Purchase   N     Y      60
  33845181       6       R/T Refi   N     Y      60
  33765108       6       Purchase   N     N       0

                                     D-1-13

                                                                PROPERTY                                ORIGINAL    ORIGINATION
  LOANID                CITY              ZIP    STATE            TYPE                OCCUPANCY           TERM          DATE
-------------------------------------------------------------------------------------------------------------------------------
  33748344   PASCO                       99301     WA    Single Family            Owner Occupied       12/25/1900    4/27/2004
  34023739   EASTON                       2356     MA    Single Family            Owner Occupied       12/25/1900    4/23/2004
  33170978   WARREN                      48093     MI    Single Family            Owner Occupied       12/25/1900    4/23/2004
  34049957   FORT WORTH                  76118     TX    Single Family            Owner Occupied       12/25/1900    4/22/2004
  33862228   MILWAUKEE                   53209     WI    Multi Family - 2 Units   Owner Occupied       12/25/1900    4/19/2004
  33237579   NORTH LAS VEGAS             89032     NV    PUD                      Owner Occupied       12/25/1900    4/22/2004
  34112763   LAS VEGAS                   89123     NV    PUD                      Owner Occupied       12/25/1900    4/16/2004
4000142831   YUBA CITY                   95993     CA    Single Family            Owner Occupied       12/25/1900    4/26/2004
  33579459   PORTLAND                    97217     OR    Single Family            Non-Owner Occupied   12/25/1900    4/13/2004
  33749391   LAKEWOOD                    98499     WA    Single Family            Owner Occupied       12/25/1900    4/20/2004
  34051383   COPPELL                     75019     TX    PUD                      Owner Occupied       12/25/1900    4/26/2004
  34188714   MEMPHIS                     38116     TN    Single Family            Owner Occupied       12/25/1900    4/30/2004
  31141740   OWENTOWN                    40359     KY    Single Family            Owner Occupied       12/25/1900    4/28/2004
  33989237   LOXAHATCHEE                 33470     FL    Single Family            Owner Occupied       12/25/1900    4/23/2004
  33355520   RALEIGH                     27604     NC    PUD                      Owner Occupied       12/25/1900    4/29/2004
  33990953   MIRAMAR                     33029     FL    PUD                      Owner Occupied       12/25/1900    4/28/2004
  33712761   TWIN LAKES                  53181     WI    Single Family            Owner Occupied       12/25/1900    4/21/2004
  34048116   PLANO                       75024     TX    PUD                      Owner Occupied       12/25/1900    4/23/2004
  34190462   ALEXANDRIA                  22315     VA    PUD                      Owner Occupied       12/25/1900    4/28/2004
  33891573   UPPER MARLBORO              20774     MD    Single Family            Owner Occupied       12/25/1900    4/26/2004
  33745720   FEDERAL WAY                 98003     WA    Single Family            Owner Occupied       12/25/1900    4/26/2004
  33969841   ENGLEWOOD                   80110     CO    Condo                    Owner Occupied       12/25/1900    4/16/2004
  33840992   INDIO                       92201     CA    Single Family            Owner Occupied       12/25/1900    4/23/2004
  33958596   STOCKTON                    95209     CA    Single Family            Owner Occupied       12/25/1900    4/22/2004
  33496431   CARMICHAEL                  95608     CA    Single Family            Owner Occupied       12/25/1900    4/21/2004
  33766874   BROOKLYN                    11216     NY    Multi Family - 3 Units   Owner Occupied       12/25/1900    4/30/2004
  33889593   SILVER SPRING               20906     MD    PUD                      Owner Occupied       12/25/1900    4/26/2004
  34023382   DRACUT                       1826     MA    Single Family            Owner Occupied       12/25/1900    4/26/2004
  33953696   SAN DIEGO                   92114     CA    Single Family            Owner Occupied       12/25/1900    4/16/2004
  34168906   AURORA                      60504     IL    Single Family            Owner Occupied       12/25/1900    4/28/2004
  33625955   BLISSFIELD                  49228     MI    Single Family            Owner Occupied       12/25/1900    4/21/2004
  33721887   HIGHLAND PARK               60035     IL    Single Family            Owner Occupied       12/25/1900    4/20/2004
  33891516   EDGEWOOD                    21040     MD    Single Family            Owner Occupied       12/25/1900    4/30/2004
4000142341   SAN JOSE                    95124     CA    Condo                    Owner Occupied       12/25/1900    4/21/2004
  33967092   DENVER                      80223     CO    Single Family            Owner Occupied       12/25/1900    4/19/2004
  33240516   LAS VEGAS                   89142     NV    Single Family            Owner Occupied       12/25/1900    4/21/2004
  33921016   LAND O LAKES                34639     FL    PUD                      Non-Owner Occupied   12/25/1900    4/22/2004
  33120858   LINWOOD                     55079     MN    Single Family            Owner Occupied       12/25/1900    4/30/2004
  33120163   SOMERSET                    54025     WI    Single Family            Owner Occupied       12/25/1900    4/16/2004
  33950247   EL CAJON                    92021     CA    Single Family            Owner Occupied       12/25/1900     4/9/2004
  34192138   EATONTON                    31024     GA    Single Family            Owner Occupied       12/25/1900    4/28/2004
  34089805   PASADENA                    91104     CA    Multi Family - 2 Units   Owner Occupied       12/25/1900    4/15/2004
  33099912   PITTSFIELD                   1201     MA    Single Family            Owner Occupied       12/25/1900    4/28/2004
  33220161   PHOENIX                     85044     AZ    PUD                      Owner Occupied       12/25/1900    4/26/2004
  33374109   WATERFORD                   48328     MI    Single Family            Owner Occupied       12/25/1900    4/30/2004
  33497322   FAIRFIELD                   94533     CA    Single Family            Owner Occupied       12/25/1900    4/20/2004
  33909805   KISSIMMEE                   34743     FL    PUD                      Owner Occupied       12/25/1900    4/23/2004
  34122507   CINCINNATI                  45209     OH    Single Family            Owner Occupied       12/25/1900    4/20/2004
  34185785   DECATUR                     30032     GA    Single Family            Owner Occupied       12/25/1900    4/29/2004
  33316910   PARKER                      80134     CO    Condo                    Owner Occupied       12/25/1900    4/29/2004
  34246967   ORLANDO                     32835     FL    PUD                      Owner Occupied       12/25/1900    4/30/2004
  33259003   MIAMI                       33144     FL    Single Family            Owner Occupied       12/25/1900    4/28/2004
  34222968   CHANDLER                    85226     AZ    PUD                      Non-Owner Occupied   12/25/1900    4/20/2004
  34186817   RIVERDALE                   30296     GA    Single Family            Owner Occupied       12/25/1900    4/22/2004
  34189738   ATLANTA                     30312     GA    Condo                    Owner Occupied       12/25/1900    4/23/2004
  33525221   LEWIS CENTER                43035     OH    Single Family            Owner Occupied       12/25/1900    4/16/2004
  34092551   VAN NUYS                    91411     CA    Single Family            Owner Occupied       12/25/1900    4/26/2004
  33957051   POMONA                      91766     CA    Single Family            Owner Occupied       12/25/1900    4/20/2004
  34185868   MEMPHIS                     38135     TN    Single Family            Owner Occupied       12/25/1900    4/29/2004
  33849589   SALT LAKE CITY              84105     UT    Single Family            Owner Occupied       12/25/1900    4/29/2004
  34114272   MADERA                      93637     CA    Single Family            Owner Occupied       12/25/1900    4/22/2004
  34023804   DURHAM                       6422     CT    Single Family            Owner Occupied       12/25/1900    4/21/2004
  33769274   TROY                        12180     NY    Single Family            Owner Occupied       12/25/1900    4/21/2004
  34202143   SHAKOPEE                    55379     MN    Single Family            Owner Occupied       12/25/1900    4/19/2004

                                                                                            PAID        ORIGINAL
               FIRST    MATURITY    REMAINING   ORIGINAL   SCHEDULED                        THRU     COMBINED LOAN       OTS
  LOANID     PAY DATE     DATE        TERM       BALANCE    BALANCE     RATE     P&I        DATE        TO VALUE     DELINQUENCY
--------------------------------------------------------------------------------------------------------------------------------
  33748344   6/1/2004   5/1/2034          359    100000       100000   6.375     531.25   6/1/2004             80        0-29
  34023739   6/1/2004   5/1/2034          359    288000       288000   5.625   1,350.00   6/1/2004             80        0-29
  33170978   6/1/2004   5/1/2034          359    165000    164777.82       8   1,210.72   6/1/2004            100        0-29
  34049957   6/1/2004   5/1/2034          358    120650    120413.95     7.5     843.61   7/1/2004             95        0-29
  33862228   6/1/2004   5/1/2034          359     68000     67908.44       8     498.96   6/1/2004    79.53216374        0-29
  33237579   6/1/2004   5/1/2034          358    138450       138450   6.125     706.67   7/1/2004    79.98728985        0-29
  34112763   6/1/2004   5/1/2034          358    227950       227950     5.5   1,044.77   7/1/2004    79.98273678        0-29
4000142831   6/1/2004   5/1/2034          359    223200       223200    5.75   1,069.50   6/1/2004             80        0-29
  33579459   6/1/2004   5/1/2034          359    124000       124000    6.75     697.50   6/1/2004    80.51948052        0-29
  33749391   6/1/2004   5/1/2034          358    121000     120832.9   7.875     877.34   7/1/2004    80.66666667        0-29
  34051383   6/1/2004   5/1/2034          359    250000    249403.07   5.625   1,439.15   6/1/2004     64.5994832        0-29
  34188714   6/1/2004   5/1/2034          359     73875     73780.46    8.25     555.00   6/1/2004             75        0-29
  31141740   6/1/2004   5/1/2034          358    115500    115319.24    7.25     787.92   7/1/2004             70        0-29
  33989237   6/1/2004   5/1/2034          359    165750    165442.14   6.375   1,034.07   6/1/2004    80.07246377        0-29
  33355520   6/1/2004   5/1/2034          359    165600       165600    6.25     862.50   6/1/2004    79.79953739        0-29
  33990953   6/1/2004   5/1/2034          359    193500       193500    6.75   1,088.44   6/1/2004             90        0-29
  33712761   6/1/2004   5/1/2034          359    180500    180188.31    6.75   1,170.72   6/1/2004             95        0-29
  34048116   6/1/2004   5/1/2034          359    181000    180429.42    6.25     942.71   6/1/2004    94.27083333        0-29
  34190462   6/1/2004   5/1/2034          359    260000       260000       7   1,516.67   6/1/2004    87.10217755        0-29
  33891573   6/1/2004   5/1/2034          359    118800       118800     6.5     643.50   6/1/2004             90        0-29
  33745720   6/1/2004   5/1/2034          359    190000       190000   6.625   1,048.96   6/1/2004             95        0-29
  33969841   6/1/2004   5/1/2034          359    122500     122277.9     6.5     774.29   6/1/2004             70        0-29
  33840992   6/1/2004   5/1/2034          359    167200       167200   5.875     818.58   6/1/2004             80        0-29
  33958596   6/1/2004   5/1/2034          359    184000       184000    5.25     805.00   6/1/2004             80        0-29
  33496431   6/1/2004   5/1/2034          359    265600       265600   6.125   1,355.67   6/1/2004             80        0-29
  33766874   6/1/2004   5/1/2034          359    396000    395299.29   6.625   2,535.64   6/1/2004             90        0-29
  33889593   6/1/2004   5/1/2034          359    248800       248790     5.5   1,140.33   6/1/2004             80        0-29
  34023382   6/1/2004   5/1/2034          358    204000       204000    6.25   1,062.50   7/1/2004    73.11827957        0-29
  33953696   6/1/2004   5/1/2034          359    206000       206000       5     858.33   6/1/2004    61.49253731        0-29
  34168906   6/1/2004   5/1/2034          358    254600    254115.58    6.25   1,567.62   7/1/2004             95        0-29
  33625955   6/1/2004   5/1/2034          359    116000     115858.9     8.5     891.94   6/1/2004             80        0-29
  33721887   6/1/2004   5/1/2034          359    256000    255438.28     5.5   1,453.55   6/1/2004    78.76923077        0-29
  33891516   6/1/2004   5/1/2034          358    133000    132825.39   8.125     987.53   7/1/2004            100        0-29
4000142341   6/1/2004   5/1/2034          358    289500       289500   6.375   1,537.97   7/1/2004            100        0-29
  33967092   6/1/2004   5/1/2034          359    138400    138145.23     7.5     967.72   6/1/2004             80        0-29
  33240516   6/1/2004   5/1/2034          359    270000       270000   7.125   1,603.13   6/1/2004    94.73684211        0-29
  33921016   6/1/2004   5/1/2034          358    115650       115650    5.25     505.97   7/1/2004    64.97738573        0-29
  33120858   6/1/2004   5/1/2034          359    211200       211100    5.75   1,012.00   6/1/2004             80        0-29
  33120163   6/1/2004   5/1/2034          359    207400     207166.6   8.875   1,650.17   6/1/2004             85        0-29
  33950247   6/1/2004   5/1/2034          359    276000       276000    4.99   1,147.70   6/1/2004             80        0-29
  34192138   6/1/2004   5/1/2034          359    153500       153500   6.875     879.43   6/1/2004            100        0-29
  34089805   6/1/2004   5/1/2034          358    308000    305393.75    4.99   1,651.53   7/1/2004    62.85714286        0-29
  33099912   6/1/2004   5/1/2034          359     98800     98616.49   6.375     616.39   6/1/2004             95        0-29
  33220161   6/1/2004   5/1/2034          359    115200       115200     5.5     528.00   6/1/2004             80        0-29
  33374109   6/1/2004   5/1/2034          358    107200       107200     5.5     491.33   7/1/2004             80        0-29
  33497322   6/1/2004   5/1/2034          359    290400       290400     5.5   1,331.00   6/1/2004             80        0-29
  33909805   6/1/2004   5/1/2034          359    132800       132800   5.875     650.17   6/1/2004             80        0-29
  34122507   6/1/2004   5/1/2034          359    130000       130000       7     758.33   6/1/2004    77.84431138        0-29
  34185785   6/1/2004   5/1/2034          358    140000    139786.28   7.375     966.95   7/1/2004            100        0-29
  33316910   6/1/2004   5/1/2034          359    141000       141000   6.375     749.06   6/1/2004    79.98865409        0-29
  34246967   6/1/2004   5/1/2034          359    146000    145808.33   8.125   1,084.05   6/1/2004            100        0-29
  33259003   6/1/2004   5/1/2034          358    280250    280248.01     6.5   1,518.02   7/1/2004             95        0-29
  34222968   6/1/2004   5/1/2034          359    157050       157050     7.5     981.56   6/1/2004             90        0-29
  34186817   6/1/2004   5/1/2034          359    125000    124827.38   7.875     906.34   6/1/2004    89.28571429        0-29
  34189738   6/1/2004   5/1/2034          358    109600       109600   6.375     582.25   7/1/2004             80        0-29
  33525221   6/1/2004   5/1/2034          359    202350    202224.98   6.375   1,074.98   6/1/2004             95        0-29
  34092551   6/1/2004   5/1/2034          359    268000    267368.13   5.625   1,542.76   6/1/2004    76.13636364        0-29
  33957051   6/1/2004   5/1/2034          358    278400    278177.53   5.125   1,189.00   7/1/2004             80        0-29
  34185868   6/1/2004   5/1/2034          359    119840       119840    6.75     674.10   6/1/2004             80        0-29
  33849589   6/1/2004   5/1/2034          358    263150    262672.93     6.5   1,663.29   7/1/2004             95        0-29
  34114272   6/1/2004   5/1/2034          359    163200    162944.59    7.25   1,113.32   6/1/2004             85        0-29
  34023804   6/1/2004   5/1/2034          359    190000    189744.17       8   1,394.16   6/1/2004    84.44444444        0-29
  33769274   6/1/2004   5/1/2034          358     87750     86990.44     8.5     674.73   7/1/2004    89.98154225        0-29
  34202143   6/1/2004   5/1/2034          358    187500    187034.45   6.375   1,169.76   7/1/2004    73.52941176        0-29

                              INITIAL                     PREPAYMENT                                        FIRST RATE   RATE RESET
  LOANID     INDEX   MARGIN     CAP     FLOOR   CEILING      TERM              PREPAYMENT PENALTY           RESET DATE    FREQUENCY
-----------------------------------------------------------------------------------------------------------------------------------
  33748344    6ML     4.75       3      6.375   12.375           24    6 mo.s interest less 20% obal          5/1/2006           6
  34023739    6ML        4       3      5.625   11.625           24    6 mo.s interest less 20% obal          5/1/2006           6
  33170978    6ML     5.75       3          8       14           24    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  34049957    6ML      6.5       3        7.5     13.5           24    6 mo.s interest less 20% obal          5/1/2006           6
  33862228    6ML    6.125       3          8       14           24    6 mo.s interest less 20% obal          5/1/2006           6
  33237579    6ML      4.5       3      6.125   12.125           24    6 mo.s interest less 20% obal          5/1/2006           6
  34112763    6ML    4.125       3        5.5     11.5           24    6 mo.s interest less 20% obal          5/1/2006           6
4000142831    6ML    4.375       3       5.75    11.75           36    6 mo.s interest less 20% obal          5/1/2009           6
  33579459    6ML    4.125       3       6.75    12.75            0    None                                   5/1/2006           6
  33749391    6ML     6.25       3      7.875   13.875           24    6 mo.s interest less 20% obal          5/1/2006           6
  34051383    6ML        4       3      5.625   11.625            0    None                                   5/1/2009           6
  34188714    6ML    6.375       3       8.25    14.25           24    6 mo.s interest less 20% obal          5/1/2006           6
  31141740    6ML    4.875       3       7.25    13.25            0    None                                   5/1/2006           6
  33989237    6ML     5.25       3      6.375   12.375           24    6 mo.s interest less 20% obal          5/1/2006           6
  33355520    6ML    4.375       3       6.25    12.25            0    None                                   5/1/2009           6
  33990953    6ML    5.375       3       6.75    12.75           24    6 mo.s interest less 20% obal          5/1/2009           6
  33712761    6ML        6       3       6.75    12.75           24    6 mo.s interest less 20% obal          5/1/2006           6
  34048116    6ML      5.5       3       6.25    12.25           36    6 mo.s interest less 20% obal          5/1/2007           6
  34190462    6ML    6.125       3          7       13           24    6 mo.s interest less 20% obal          5/1/2006           6
  33891573    6ML      5.5       3        6.5     12.5           24    6 mo.s interest less 20% obal          5/1/2006           6
  33745720    6ML     5.25       3      6.625   12.625           24    6 mo.s interest less 20% obal          5/1/2007           6
  33969841    6ML        5       3        6.5     12.5           24    6 mo.s interest less 20% obal          5/1/2006           6
  33840992    6ML      4.5       3      5.875   11.875           24    6 mo.s interest less 20% obal          5/1/2006           6
  33958596    6ML     3.75       3       5.25    11.25           24    6 mo.s interest less 20% obal          5/1/2006           6
  33496431    6ML    4.625       3      6.125   12.125           24    6 mo.s interest less 20% obal          5/1/2009           6
  33766874    6ML      5.5       3      6.625   12.625            0    None                                   5/1/2006           6
  33889593    6ML    4.125       3        5.5     11.5           24    6 mo.s interest less 20% obal          5/1/2006           6
  34023382    6ML    4.625       3       6.25    12.25           24    6 mo.s interest less 20% obal          5/1/2006           6
  33953696    6ML    3.125       3          5       11           24    6 mo.s interest less 20% obal          5/1/2006           6
  34168906    6ML    5.625       3       6.25    12.25           24    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  33625955    6ML    6.625       3        8.5     14.5           24    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  33721887    6ML      4.5       3        5.5     11.5           24    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  33891516    6ML    5.625       3      8.125   14.125           24    6 mo.s interest less 20% obal          5/1/2006           6
4000142341    6ML    5.125       3      6.375   12.375           24    6 mo.s interest less 20% obal          5/1/2006           6
  33967092    6ML    5.625       3        7.5     13.5           24    6 mo.s interest less 20% obal          5/1/2006           6
  33240516    6ML        6       3      7.125   13.125           36    6 mo.s interest less 20% obal          5/1/2007           6
  33921016    6ML    2.875       3       5.25    11.25           36    6 mo.s interest less 20% obal          5/1/2009           6
  33120858    6ML        4       3       5.75    11.75           36    min (2% prepaid, 60 days interest)     5/1/2009           6
  33120163    6ML      7.5       3      8.875   14.875           24    6 mo.s interest less 20% obal          5/1/2006           6
  33950247    6ML    3.875       3       4.99    10.99           36    6 mo.s interest less 20% obal          5/1/2007           6
  34192138    6ML    5.875       3      6.875   12.875            0    None                                   5/1/2006           6
  34089805    6ML    3.625       3       4.99    10.99           24    6 mo.s interest less 20% obal          5/1/2006           6
  33099912    6ML        5       3      6.375   12.375            0    None                                   5/1/2006           6
  33220161    6ML    3.875       3        5.5     11.5     2/5/1900    6 mo.s interest less 20% obal          5/1/2007           6
  33374109    6ML      4.5       3        5.5     11.5     2/5/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  33497322    6ML      3.5       3        5.5     11.5    1/24/1900    6 mo.s interest less 20% obal          5/1/2009           6
  33909805    6ML     4.25       3      5.875   11.875     2/5/1900    6 mo.s interest less 20% obal          5/1/2007           6
  34122507    6ML        5       3          7       13     2/5/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  34185785    6ML    6.375       3      7.375   13.375     1/0/1900    None                                   5/1/2006           6
  33316910    6ML    4.875       3      6.375   12.375    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  34246967    6ML    5.625       3      8.125   14.125    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33259003    6ML     5.25       3        6.5     12.5    1/24/1900    6 mo.s interest less 20% obal          5/1/2009           6
  34222968    6ML    5.875       3        7.5     13.5    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  34186817    6ML    6.375       3      7.875   13.875     1/0/1900    None                                   5/1/2006           6
  34189738    6ML        5       1      6.375   12.375     1/0/1900    None                                  11/1/2004           6
  33525221    6ML    5.875       1      6.375   12.375    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr         11/1/2004           6
  34092551    6ML      4.5       3      5.625   11.625    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33957051    6ML     3.75       3      5.125   11.125    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  34185868    6ML     4.75       3       6.75    12.75    1/24/1900    6 mo.s interest less 20% obal          5/1/2009           6
  33849589    6ML     5.75       3        6.5     12.5    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  34114272    6ML    5.875       3       7.25    13.25    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  34023804    6ML     4.75       3          8       14     1/0/1900    None                                   5/1/2006           6
  33769274    6ML     5.75       3        8.5     14.5     1/0/1900    None                                   5/1/2006           6
  34202143    6ML    5.125       3      6.375   12.375     2/5/1900    min (2% prepaid, 60 days interest)     5/1/2006           6

              PAYMENT
               RESET
  LOANID     FREQUENCY   PURPOSE    DIV   IO   IOTERM
-----------------------------------------------------
  33748344       6       Purchase   N     Y      60
  34023739       6       C/O Refi   N     Y      60
  33170978       6       Purchase   N     N       0
  34049957       6       Purchase   N     N       0
  33862228       6       C/O Refi   N     N       0
  33237579       6       Purchase   N     Y      60
  34112763       6       Purchase   N     Y      60
4000142831       6       Purchase   N     Y      60
  33579459       6       Purchase   N     Y      60
  33749391       6       C/O Refi   N     N       0
  34051383       6       C/O Refi   N     N       0
  34188714       6       Purchase   N     N       0
  31141740       6       C/O Refi   N     N       0
  33989237       6       C/O Refi   N     N       0
  33355520       6       Purchase   N     Y      60
  33990953       6       Purchase   N     Y      60
  33712761       6       Purchase   N     N       0
  34048116       6       R/T Refi   N     Y      60
  34190462       6       C/O Refi   N     Y      60
  33891573       6       C/O Refi   N     Y      60
  33745720       6       C/O Refi   N     Y      60
  33969841       6       C/O Refi   N     N       0
  33840992       6       Purchase   N     Y      60
  33958596       6       Purchase   N     Y      60
  33496431       6       Purchase   N     Y      60
  33766874       6       Purchase   N     N       0
  33889593       6       Purchase   N     Y      60
  34023382       6       C/O Refi   N     Y      60
  33953696       6       C/O Refi   N     Y      60
  34168906       6       Purchase   N     N       0
  33625955       6       R/T Refi   N     N       0
  33721887       6       C/O Refi   N     N       0
  33891516       6       Purchase   N     N       0
4000142341       6       Purchase   N     Y      60
  33967092       6       C/O Refi   N     N       0
  33240516       6       C/O Refi   N     Y      60
  33921016       6       Purchase   N     Y      60
  33120858       6       Purchase   N     Y      60
  33120163       6       C/O Refi   N     N       0
  33950247       6       Purchase   N     Y      60
  34192138       6       Purchase   N     Y      60
  34089805       6       C/O Refi   N     N       0
  33099912       6       Purchase   N     N       0
  33220161       6       Purchase   N     Y      60
  33374109       6       Purchase   N     Y      60
  33497322       6       Purchase   N     Y      60
  33909805       6       Purchase   N     Y      60
  34122507       6       C/O Refi   N     Y      60
  34185785       6       Purchase   N     N       0
  33316910       6       Purchase   N     Y      60
  34246967       6       Purchase   N     N       0
  33259003       6       Purchase   N     Y      60
  34222968       6       Purchase   N     Y      60
  34186817       6       C/O Refi   N     N       0
  34189738       6       Purchase   N     Y      60
  33525221       6       C/O Refi   N     Y      60
  34092551       6       C/O Refi   N     N       0
  33957051       6       Purchase   N     Y      60
  34185868       6       Purchase   N     Y      60
  33849589       6       Purchase   N     N       0
  34114272       6       C/O Refi   N     N       0
  34023804       6       Purchase   N     N       0
  33769274       6       Purchase   N     N       0
  34202143       6       C/O Refi   N     N       0

                                     D-1-14

                                                                PROPERTY                                ORIGINAL    ORIGINATION
  LOANID                CITY              ZIP    STATE            TYPE                OCCUPANCY           TERM          DATE
-------------------------------------------------------------------------------------------------------------------------------
  33747270   REDMOND                     98052     WA    Single Family            Owner Occupied       12/25/1900    4/20/2004
  33497553   SACRAMENTO                  95826     CA    Single Family            Owner Occupied       12/25/1900    4/22/2004
  33455635   LEBANON                     17042     PA    Single Family            Owner Occupied       12/25/1900    4/23/2004
  33905621   TAMPA                       33607     FL    Single Family            Owner Occupied       12/25/1900    4/26/2004
  34129148   CINCINNATI                  45236     OH    Single Family            Owner Occupied       12/25/1900    4/26/2004
  34244178   CASSELBERRY                 32707     FL    PUD                      Non-Owner Occupied   12/25/1900    4/27/2004
  33952359   SAN DIEGO                   92114     CA    Single Family            Owner Occupied       12/25/1900    4/16/2004
  33784604   RICHMOND                    94804     CA    Single Family            Owner Occupied       12/25/1900    4/21/2004
  33749813   PORT ORCHARD                98366     WA    Single Family            Owner Occupied       12/25/1900    4/22/2004
  33494113   DIXON                       95620     CA    Single Family            Owner Occupied       12/25/1900    4/22/2004
  34245357   BRADENTON                   34210     FL    Condo                    Non-Owner Occupied   12/25/1900    4/30/2004
  33950999   SAN MARCOS                  92069     CA    Condo                    Owner Occupied       12/25/1900    4/21/2004
  33518804   SYLMAR                      91342     CA    Single Family            Owner Occupied       12/25/1900    4/14/2004
  33460221   PAULSBORO                    8066     NJ    Single Family            Owner Occupied       12/25/1900    4/26/2004
  33293127   LEMOORE                     93245     CA    Single Family            Owner Occupied       12/25/1900     4/9/2004
  33789702   ANTIOCH                     94509     CA    Single Family            Owner Occupied       12/25/1900    4/19/2004
  33217852   PHOENIX                     85035     AZ    Single Family            Owner Occupied       12/25/1900    4/26/2004
  33723958   LONG BEACH                  90805     CA    Single Family            Owner Occupied       12/25/1900     4/2/2004
  33835687   MORENO VALLEY               92553     CA    Single Family            Owner Occupied       12/25/1900    4/15/2004
  33838111   VICTORVILLE                 92392     CA    Single Family            Owner Occupied       12/25/1900     4/1/2004
  33990375   BRANDON                     33511     FL    Single Family            Owner Occupied       12/25/1900    4/26/2004
  34205310   CHAMPLIN                    55316     MN    Single Family            Owner Occupied       12/25/1900    4/30/2004
  34092817   SYLMAR                      91342     CA    Single Family            Owner Occupied       12/25/1900    4/26/2004
  33863895   GREEN BAY                   54313     WI    Single Family            Owner Occupied       12/25/1900    4/26/2004
  33791252   PORTLAND                    97233     OR    Single Family            Owner Occupied       12/25/1900    4/22/2004
  34123463   ERLANGER                    41018     KY    Single Family            Owner Occupied       12/25/1900    4/30/2004
  33626755   DETROIT                     48219     MI    Single Family            Owner Occupied       12/25/1900    4/21/2004
  33851833   NORTH SALT LAKE             84054     UT    Multi Family - 2 Units   Non-Owner Occupied   12/25/1900    4/27/2004
  34114405   EVERGREEN                   80439     CO    Single Family            Owner Occupied       12/25/1900    4/22/2004
  33838152   MORENO VALLEY               92557     CA    PUD                      Owner Occupied       12/25/1900    4/16/2004
  33627431   GRAND RAPIDS                49505     MI    Single Family            Owner Occupied       12/25/1900    4/22/2004
  34008128   WEST MONROE                 71291     LA    Single Family            Owner Occupied       12/25/1900    4/22/2004
  34184127   HAMPTON                     30228     GA    Single Family            Owner Occupied       12/25/1900    4/23/2004
  34190017   DOUGLASVILLE                30135     GA    PUD                      Owner Occupied       12/25/1900    4/28/2004
4000142752   OAKDALE                     95361     CA    Single Family            Owner Occupied       12/25/1900    4/25/2004
  34146779   MILWAUKIE                   97267     OR    Single Family            Owner Occupied       12/25/1900    4/16/2004
4000141441   STOCKTON                    95219     CA    Single Family            Owner Occupied       12/25/1900    4/20/2004
  33625740   LANSING                     48910     MI    Single Family            Owner Occupied       12/25/1900    4/16/2004
4000141326   WEST SACRAMENTO             95691     CA    Single Family            Owner Occupied       12/25/1900    4/28/2004
  33972811   DENVER                      80239     CO    PUD                      Owner Occupied       12/25/1900    4/22/2004
  34184028   COLLEGE PARK                30349     GA    PUD                      Owner Occupied       12/25/1900    4/23/2004
  33372236   TAYLOR                      48180     MI    Single Family            Owner Occupied       12/25/1900    4/21/2004
  34187237   LOGANVILLE                  30052     GA    Single Family            Owner Occupied       12/25/1900    4/22/2004
  33477548   BURBANK                     91501     CA    Condo                    Owner Occupied       12/25/1900    4/23/2004
  34093302   VAN NUYS                    91406     CA    Condo                    Owner Occupied       12/25/1900    4/27/2004
  34152124   TERREBONNE                  97760     OR    Single Family            Owner Occupied       12/25/1900    4/23/2004
  33721994   CHICAGO                     60617     IL    Single Family            Owner Occupied       12/25/1900    4/28/2004
  33099177   BOSTON                       2127     MA    Condo                    Owner Occupied       12/25/1900    4/23/2004
  33829680   RIVERSIDE                   92504     CA    Single Family            Owner Occupied       12/25/1900    4/23/2004
  34010264   FRESNO                      77545     TX    PUD                      Owner Occupied       12/25/1900    4/23/2004
  33751991   SEATTLE                     98118     WA    Single Family            Owner Occupied       12/25/1900    4/28/2004
  34049239   PROSPER                     75078     TX    PUD                      Owner Occupied       12/25/1900    4/21/2004
  34024653   CRANSTON                     2921     RI    Single Family            Owner Occupied       12/25/1900    4/21/2004
  34191353   LOGANVILLE                  30052     GA    Single Family            Owner Occupied       12/25/1900    4/26/2004
  33353996   KINGS MOUNTAIN              28086     NC    Single Family            Owner Occupied       12/25/1900    4/23/2004
  33215716   COLORADO SPRINGS            80916     CO    Single Family            Owner Occupied       12/25/1900    4/15/2004
  34025163   PITTSFIELD                   1202     MA    Multi Family - 2 Units   Owner Occupied       12/25/1900    4/30/2004
  33477308   CORONA                      92880     CA    Single Family            Owner Occupied       12/25/1900    4/19/2004
  33992249   N. LAUDERDALE               33068     FL    Single Family            Owner Occupied       12/25/1900    4/23/2004
  34120055   PICO RIVERA                 90660     CA    Single Family            Owner Occupied       12/25/1900    4/21/2004
  34205104   EAGAN                       55121     MN    Single Family            Owner Occupied       12/25/1900    4/26/2004
  33458332   FRANKLIN PARK                8823     NJ    Condo                    Owner Occupied       12/25/1900    4/29/2004
  33839754   FONTANA                     92335     CA    Single Family            Owner Occupied       12/25/1900    4/21/2004
  33956434   RAMONA                      92065     CA    Single Family            Owner Occupied       12/25/1900    4/29/2004

                                                                                            PAID        ORIGINAL
               FIRST    MATURITY    REMAINING   ORIGINAL   SCHEDULED                        THRU     COMBINED LOAN       OTS
  LOANID    PAY DATE     DATE        TERM       BALANCE    BALANCE     RATE     P&I        DATE        TO VALUE     DELINQUENCY
------------------------------------------------------------------------------------------------------------------------------------
  33747270   6/1/2004   5/1/2034          358    308000       308000     5.5   1,411.67   7/1/2004             80        0-29
  33497553   6/1/2004   5/1/2034          359    199600    199599.63   5.625     935.63   6/1/2004             80        0-29
  33455635   6/1/2004   5/1/2034          359     80000     79880.87     7.5     559.38   6/1/2004             80        0-29
  33905621   6/1/2004   5/1/2034          359     60000     59917.13   7.875     435.05   6/1/2004    70.58823529        0-29
  34129148   6/1/2004   5/1/2034          359    146200    145910.26    6.99     971.70   6/1/2004             85        0-29
  34244178   6/1/2004   5/1/2034          359    116000       116000   5.375     519.58   6/1/2004             80        0-29
  33952359   6/1/2004   5/1/2034          359    320000       320000   5.875   1,566.67   6/1/2004             80        0-29
  33784604   6/1/2004   5/1/2034          358    133000    132996.24    6.75     748.13   7/1/2004    40.92307692        0-29
  33749813   6/1/2004   5/1/2034          359    113000    112818.72   7.125     761.31   6/1/2004    86.92307692        0-29
  33494113   6/1/2004   5/1/2034          359    264000       264000    4.99   1,097.80   6/1/2004             80        0-29
  34245357   6/1/2004   5/1/2034          359    120000    119825.73   7.625     849.36   6/1/2004             80        0-29
  33950999   6/1/2004   5/1/2034          359    188000       188000   5.625     881.25   6/1/2004             80        0-29
  33518804   6/1/2004   5/1/2034          359    289000    288536.41   7.125   1,947.05   6/1/2004    94.69200524        0-29
  33460221   6/1/2004   5/1/2034          358     97750     97637.11    8.75     769.00   7/1/2004             85        0-29
  33293127   6/1/2004   5/1/2034          359    116350    116153.94   6.875     764.34   6/1/2004    94.97959184        0-29
  33789702   6/1/2004   5/1/2034          358    241600       241600    5.25   1,057.00   7/1/2004             80        0-29
  33217852   6/1/2004   5/1/2034          359    103600    103412.17     6.5     654.83   6/1/2004    84.22764228        0-29
  33723958   6/1/2004   5/1/2034          359    244800       244800    4.99   1,017.96   6/1/2004             80        0-29
  33835687   6/1/2004   5/1/2034          359    188000       188000       6     940.00   6/1/2004             80        0-29
  33838111   6/1/2004   5/1/2034          359    194750    194387.62   6.375   1,214.99   6/1/2004             95        0-29
  33990375   6/1/2004   5/1/2034          359    116000    115847.72   8.125     861.30   6/1/2004    82.85714286        0-29
  34205310   6/1/2004   5/1/2034          359    210000    209687.31     7.5   1,468.36   6/1/2004            100        0-29
  34092817   6/1/2004   5/1/2034          359    308000       308000    8.25   2,117.50   6/1/2004             80        0-29
  33863895   6/1/2004   5/1/2034          359    121000    120780.62     6.5     764.81   6/1/2004    94.16342412        0-29
  33791252   6/1/2004   5/1/2034          359    160500    160248.82    7.25   1,094.90   6/1/2004     94.9704142        0-29
  34123463   6/1/2004   5/1/2034          359    101550    101406.18    7.75     727.52   6/1/2004    89.96279235        0-29
  33626755   6/1/2004   5/1/2034          359     98800        98800    6.25     514.58   6/1/2004             95        0-29
  33851833   6/1/2004   5/1/2034          358    130000    129964.79     6.5     704.17   7/1/2004    89.04109589        0-29
  34114405   6/1/2004   5/1/2034          359    316000       316000    6.75   1,777.50   6/1/2004    84.26666667        0-29
  33838152   6/1/2004   5/1/2034          359    216000       216000   6.375   1,147.50   6/1/2004             80        0-29
  33627431   6/1/2004   5/1/2034          359    136800    136569.48   6.875     898.68   6/1/2004             90        0-29
  34008128   6/1/2004   5/1/2034          359    127800    127584.64   6.875     839.56   6/1/2004    94.96351558        0-29
  34184127   6/1/2004   5/1/2034          359    192000    191772.47   8.625   1,493.36   6/1/2004            100        0-29
  34190017   6/1/2004   5/1/2034          359    160000       160000   7.875   1,050.00   6/1/2004            100        0-29
4000142752   6/1/2004   5/1/2034          359    322100       322100   7.125   1,912.47   6/1/2004    89.99167416        0-29
  34146779   6/1/2004   5/1/2034          359    173600    173261.66   6.125   1,054.82   6/1/2004             80        0-29
4000141441   6/1/2004   5/1/2034          359    280250    279729.48   6.375   1,748.40   6/1/2004             95        0-29
  33625740   6/1/2004   5/1/2034          359    112500    112356.02    8.25     845.18   6/1/2004    88.58267717        0-29
4000141326   6/1/2004   5/1/2034          359    124400       124400    5.25     544.25   6/1/2004             80        0-29
  33972811   6/1/2004   5/1/2034          358    157250    157051.25   6.875     900.91   7/1/2004             85        0-29
  34184028   6/1/2004   5/1/2034          359     81000        81000    7.25     489.38   6/1/2004             90        0-29
  33372236   6/1/2004   5/1/2034          358     96000     95857.05     7.5     671.25   7/1/2004             75        0-29
  34187237   6/1/2004   5/1/2034          359     76500        76400   8.875     565.78   6/1/2004             85        0-29
  33477548   6/1/2004   5/1/2034          359    260000       260000   6.125   1,327.08   6/1/2004    75.36231884        0-29
  34093302   6/1/2004   5/1/2034          359    156800    156799.53    6.99     913.36   6/1/2004             80        0-29
  34152124   6/1/2004   5/1/2034          359    324800    324070.45   5.375   1,818.79   6/1/2004             80        0-29
  33721994   6/1/2004   5/1/2034          359     87850     87709.06   7.125     591.87   6/1/2004    94.97297297        0-29
  33099177   6/1/2004   5/1/2034          359    211200       211200    6.25   1,100.00   6/1/2004             80        0-29
  33829680   6/1/2004   5/1/2034          359    120000     119967.9    7.25     725.00   6/1/2004     61.2244898        0-29
  34010264   6/1/2004   5/1/2034          359    145200    144910.18       6     870.55   6/1/2004          77.44        0-29
  33751991   6/1/2004   5/1/2034          359    142400       142400    4.75     563.67   6/1/2004             80        0-29
  34049239   6/1/2004   5/1/2034          359    202300       202300    5.75     969.35   6/1/2004    77.80769231        0-29
  34024653   6/1/2004   5/1/2034          359    186000    185785.18    8.75   1,463.27   6/1/2004            100        0-29
  34191353   6/1/2004   5/1/2034          359    208250       208250   7.875   1,366.64   6/1/2004    88.61702128        0-29
  33353996   6/1/2004   5/1/2034          359    121500       121500    7.25     734.06   6/1/2004             90        0-29
  33215716   6/1/2004   5/1/2034          359    108000       108000       6     540.00   6/1/2004             80        0-29
  34025163   6/1/2004   5/1/2034          359     85000     84880.47   8.875     676.30   6/1/2004            100        0-29
  33477308   6/1/2004   5/1/2034          358    280000       279950   6.625   1,545.83   7/1/2004            100        0-29
  33992249   6/1/2004   5/1/2034          359    144000    143815.71    8.25   1,081.83   6/1/2004             90        0-29
  34120055   6/1/2004   5/1/2034          359    217500       217500    6.99   1,266.94   6/1/2004           72.5        0-29
  34205104   6/1/2004   5/1/2034          359    304000    303535.92   7.375   2,099.66   6/1/2004             95        0-29
  33458332   6/1/2004   5/1/2034          359    185000    184775.06     8.5   1,422.49   6/1/2004            100        0-29
  33839754   6/1/2004   5/1/2034          359    252000    251484.88   5.875   1,490.68   6/1/2004             80        0-29
  33956434   6/1/2004   5/1/2034          359    280000       280000   5.375   1,254.17   6/1/2004             80        0-29

                              INITIAL                     PREPAYMENT                                        FIRST RATE   RATE RESET
  LOANID     INDEX   MARGIN     CAP     FLOOR   CEILING      TERM              PREPAYMENT PENALTY           RESET DATE    FREQUENCY
-----------------------------------------------------------------------------------------------------------------------------------
  33747270    6ML    3.875       3        5.5     11.5    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33497553    6ML    4.625       3      5.625   11.625    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33455635    6ML    6.125       3        7.5     13.5    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33905621    6ML    6.125       3      7.875   13.875    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  34129148    6ML    6.125       3       6.99    12.99     2/5/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  34244178    6ML     3.75       1      5.375   11.375    1/24/1900    6 mo.s interest less 20% obal         11/1/2004           6
  33952359    6ML    4.875       3      5.875   11.875     2/5/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33784604    6ML    4.625       3       6.75    12.75    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33749813    6ML     5.75       3      7.125   13.125    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33494113    6ML    3.625       3       4.99    10.99    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  34245357    6ML    4.125       3      7.625   13.625    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33950999    6ML    3.375       3      5.625   11.625    1/12/1900    6 mo.s interest less 20% obal          5/1/2007           6
  33518804    6ML        6       3      7.125   13.125    1/12/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33460221    6ML    5.375       3       8.75    14.75     1/0/1900    None                                   5/1/2006           6
  33293127    6ML    5.875       3      6.875   12.875     2/5/1900    6 mo.s interest less 20% obal          5/1/2007           6
  33789702    6ML     4.25       3       5.25    11.25     2/5/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33217852    6ML     5.25       3        6.5     12.5    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33723958    6ML     3.75       3       4.99    10.99    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33835687    6ML    4.875       3          6       12    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33838111    6ML    5.375       3      6.375   12.375    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33990375    6ML    6.375       3      8.125   14.125    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  34205310    6ML     6.25       3        7.5     13.5     2/5/1900    min (2% prepaid, 60 days interest)     5/1/2006           6
  34092817    6ML    6.625       3       8.25    14.25    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33863895    6ML      5.5       3        6.5     12.5    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33791252    6ML    5.875       3       7.25    13.25     2/5/1900    6 mo.s interest less 20% obal          5/1/2009           6
  34123463    6ML    4.875       3       7.75    13.75    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  33626755    6ML        5       3       6.25    12.25    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  33851833    6ML      4.5       3        6.5     12.5     2/5/1900    6 mo.s interest less 20% obal          5/1/2007           6
  34114405    6ML    5.375       3       6.75    12.75    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33838152    6ML     5.25       3      6.375   12.375    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33627431    6ML        6       3      6.875   12.875    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  34008128    6ML    5.875       3      6.875   12.875    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  34184127    6ML    6.375       3      8.625   14.625     1/0/1900    None                                   5/1/2006           6
  34190017    6ML    6.125       3      7.875   13.875     1/0/1900    None                                   5/1/2007           6
4000142752    6ML    5.875       3      7.125   13.125    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  34146779    6ML    4.875       3      6.125   12.125    1/24/1900    6 mo.s interest less 20% obal          5/1/2009           6
4000141441    6ML      5.5       3      6.375   12.375    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33625740    6ML    7.125       3       8.25    14.25     2/5/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
4000141326    6ML      3.5       3       5.25    11.25     2/5/1900    6 mo.s interest less 20% obal          5/1/2007           6
  33972811    6ML      5.5       3      6.875   12.875    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  34184028    6ML        6       3       7.25    13.25     1/0/1900    None                                   5/1/2007           6
  33372236    6ML    6.125       3        7.5     13.5     2/5/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  34187237    6ML    6.875       3      8.875   14.875     1/0/1900    None                                   5/1/2007           6
  33477548    6ML    4.375       3      6.125   12.125     2/5/1900    6 mo.s interest less 20% obal          5/1/2009           6
  34093302    6ML        5       3       6.99    12.99     2/5/1900    6 mo.s interest less 20% obal          5/1/2009           6
  34152124    6ML     4.25       3      5.375   11.375     2/5/1900    6 mo.s interest less 20% obal          5/1/2007           6
  33721994    6ML     6.25       3      7.125   13.125    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  33099177    6ML    4.625       3       6.25    12.25    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33829680    6ML     5.25       3       7.25    13.25     2/5/1900    6 mo.s interest less 20% obal          5/1/2007           6
  34010264    6ML    4.625       3          6       12    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33751991    6ML      3.5       3       4.75    10.75    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  34049239    6ML    4.125       3       5.75    11.75    1/24/1900    6 mo.s interest less 20% obal          5/1/2009           6
  34024653    6ML      6.5       3       8.75    14.75    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  34191353    6ML    6.375       3      7.875   13.875     1/0/1900    None                                   5/1/2007           6
  33353996    6ML    5.875       3       7.25    13.25     1/0/1900    None                                   5/1/2007           6
  33215716    6ML    4.625       3          6       12    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  34025163    6ML    6.375       3      8.875   14.875    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33477308    6ML    5.625       3      6.625   12.625     2/5/1900    6 mo.s interest less 20% obal          5/1/2007           6
  33992249    6ML     6.75       3       8.25    14.25    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  34120055    6ML     5.25       3       6.99    12.99    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  34205104    6ML    5.875       3      7.375   13.375     2/5/1900    min (2% prepaid, 60 days interest)     5/1/2006           6
  33458332    6ML        6       3        8.5     14.5     1/0/1900    None                                   5/1/2006           6
  33839754    6ML        5       3      5.875   11.875    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33956434    6ML      3.5       3      5.375   11.375     2/5/1900    6 mo.s interest less 20% obal          5/1/2009           6

              PAYMENT
               RESET
  LOANID     FREQUENCY    PURPOSE   DIV   IO   IOTERM
-----------------------------------------------------
  33747270      6        C/O Refi   N     Y      60
  33497553      6        Purchase   N     Y      60
  33455635      6        Purchase   N     N       0
  33905621      6        C/O Refi   N     N       0
  34129148      6        C/O Refi   N     N       0
  34244178      6        C/O Refi   N     Y      60
  33952359      6        C/O Refi   N     Y      60
  33784604      6        C/O Refi   N     Y      60
  33749813      6        C/O Refi   N     N       0
  33494113      6        Purchase   N     Y      60
  34245357      6        Purchase   N     N       0
  33950999      6        Purchase   N     Y      60
  33518804      6        Purchase   N     N       0
  33460221      6        Purchase   N     N       0
  33293127      6        Purchase   N     N       0
  33789702      6        Purchase   N     Y      60
  33217852      6        C/O Refi   N     N       0
  33723958      6        Purchase   N     Y      60
  33835687      6        Purchase   N     Y      60
  33838111      6        C/O Refi   N     N       0
  33990375      6        C/O Refi   N     N       0
  34205310      6        Purchase   N     N       0
  34092817      6        Purchase   N     Y      60
  33863895      6        C/O Refi   N     N       0
  33791252      6        C/O Refi   N     N       0
  34123463      6        Purchase   N     N       0
  33626755      6        C/O Refi   N     Y      60
  33851833      6        Purchase   N     Y      60
  34114405      6        C/O Refi   N     Y      60
  33838152      6        Purchase   N     Y      60
  33627431      6        R/T Refi   N     N       0
  34008128      6        Purchase   N     N       0
  34184127      6        Purchase   N     N       0
  34190017      6        Purchase   N     Y      60
4000142752      6        Purchase   N     Y      60
  34146779      6        C/O Refi   N     N       0
4000141441      6        C/O Refi   N     N       0
  33625740      6        C/O Refi   N     N       0
4000141326      6        Purchase   N     Y      60
  33972811      6        C/O Refi   N     Y      60
  34184028      6        C/O Refi   N     Y      60
  33372236      6        C/O Refi   N     N       0
  34187237      6        C/O Refi   N     Y      60
  33477548      6        C/O Refi   N     Y      60
  34093302      6        Purchase   N     Y      60
  34152124      6        C/O Refi   N     N       0
  33721994      6        Purchase   N     N       0
  33099177      6        Purchase   N     Y      60
  33829680      6        C/O Refi   N     Y      60
  34010264      6        R/T Refi   N     N       0
  33751991      6        Purchase   N     Y      60
  34049239      6        R/T Refi   N     Y      60
  34024653      6        Purchase   N     N       0
  34191353      6        C/O Refi   N     Y      60
  33353996      6        C/O Refi   N     Y      60
  33215716      6        C/O Refi   N     Y      60
  34025163      6        Purchase   N     N       0
  33477308      6        Purchase   N     Y      60
  33992249      6        C/O Refi   N     N       0
  34120055      6        C/O Refi   N     Y      60
  34205104      6        Purchase   N     N       0
  33458332      6        Purchase   N     N       0
  33839754      6        C/O Refi   N     N       0
  33956434      6        Purchase   N     Y      60

                                     D-1-15

                                                                PROPERTY                                ORIGINAL    ORIGINATION
  LOANID                CITY              ZIP    STATE            TYPE                OCCUPANCY           TERM          DATE
-------------------------------------------------------------------------------------------------------------------------------
  34323386   LAKEWOOD                    90712     CA    Single Family            Owner Occupied       12/25/1900    4/27/2004
  33717067   ROMEOVILLE                  60446     IL    Single Family            Owner Occupied       12/25/1900    4/23/2004
  34025692   EVERETT                      2149     MA    Condo                    Owner Occupied       12/25/1900    4/29/2004
  33455999   DOVER                        7801     NJ    Single Family            Owner Occupied       12/25/1900    4/26/2004
  33834953   DESERT HOT SPRINGS          92240     CA    Single Family            Owner Occupied       12/25/1900    4/14/2004
  33991225   HOMESTEAD                   33032     FL    Single Family            Owner Occupied       12/25/1900    4/29/2004
  33475419   SAN DIEGO                   92115     CA    Condo                    Non-Owner Occupied   12/25/1900    4/21/2004
  33743006   ANACORTES                   98221     WA    Single Family            Owner Occupied       12/25/1900     4/2/2004
  33092560   ATTLEBORO                    2703     MA    Condo                    Owner Occupied       12/25/1900    4/30/2004
  33828799   WEST COVINA                 91790     CA    Single Family            Owner Occupied       12/25/1900    4/26/2004
  34113894   MORENO VALLEY               92553     CA    Single Family            Owner Occupied       12/25/1900    4/20/2004
  33357039   CHARLOTTE                   28270     NC    Single Family            Owner Occupied       12/25/1900    4/26/2004
  33711730   CROWN POINT                 46307     IN    Single Family            Owner Occupied       12/25/1900    4/30/2004
  34062257   LAS VEGAS                   89123     NV    PUD                      Owner Occupied       12/25/1900    4/27/2004
  34183673   BARTLETT                    38135     TN    Single Family            Owner Occupied              360    4/23/2004
  34086256   PALMDALE                    93552     CA    Single Family            Owner Occupied       12/25/1900    4/14/2004
  34127761   PARMA HEIGHTS               44130     OH    Single Family            Owner Occupied       12/25/1900    4/26/2004
  34222042   ALBUQUERQUE                 87120     NM    PUD                      Owner Occupied       12/25/1900    4/27/2004
  34114785   COLTON                      92324     CA    Single Family            Owner Occupied       12/25/1900    4/20/2004
  33529207   GREENSBURG                  15601     PA    Single Family            Owner Occupied       12/25/1900    4/16/2004
  33793118   OAKLEY                      94561     CA    Single Family            Owner Occupied       12/25/1900    4/20/2004
  33841362   MENTONE                     92359     CA    Single Family            Owner Occupied       12/25/1900    4/21/2004
  34204586   WOODBURY                    55125     MN    Single Family            Owner Occupied       12/25/1900    4/28/2004
  33746793   COLFAX                      98111     WA    Single Family            Owner Occupied       12/25/1900    4/19/2004
  34025072   NEW LONDON                   6320     CT    Multi Family - 2 Units   Owner Occupied       12/25/1900    4/29/2004
  34263293   LEAGUE CITY                 77573     TX    PUD                      Owner Occupied       12/25/1900    4/30/2004
  33470246   RIVERSIDE                   92505     CA    Condo                    Owner Occupied       12/25/1900    4/21/2004
  34089672   LOS ANGELES                 90059     CA    Single Family            Owner Occupied       12/25/1900    4/21/2004
  34107557   CHINO HILLS                 91709     CA    Single Family            Owner Occupied       12/25/1900    4/22/2004
  33890005   WALDORF                     20602     MD    PUD                      Owner Occupied       12/25/1900    4/23/2004
  33926395   CONNEAUT                    44030     OH    Single Family            Owner Occupied       12/25/1900    4/26/2004
  34190686   MEMPHIS                     38118     TN    Single Family            Owner Occupied       12/25/1900    4/23/2004
  33358250   WINSTON SALEM               27107     NC    Single Family            Owner Occupied       12/25/1900    4/28/2004
  33477530   CANOGA PARK AREA            91304     CA    Condo                    Owner Occupied       12/25/1900    4/23/2004
  33835117   BEAUMONT                    92223     CA    Single Family            Owner Occupied       12/25/1900    4/26/2004
4000136542   FAIRVIEW                    37062     TN    Single Family            Owner Occupied       12/25/1900    4/26/2004
  33986878   HIALEAH                     33012     FL    Condo                    Owner Occupied       12/25/1900    4/20/2004
  33827197   RIVERISDE                   92506     CA    Single Family            Owner Occupied       12/25/1900    4/22/2004
  34116046   NORCO                       92860     CA    Single Family            Owner Occupied       12/25/1900    4/22/2004
  33456203   NORTH WALES                 19454     PA    Single Family            Owner Occupied       12/25/1900    4/22/2004
  34167213   MAYWOOD ILLINOIS            60153     IL    Single Family            Owner Occupied       12/25/1900    4/28/2004
  34023176   BRAINTREE                    2184     MA    Single Family            Owner Occupied       12/25/1900    4/19/2004
  33238841   LAS VEGAS                   89110     NV    Single Family            Owner Occupied       12/25/1900    4/19/2004
  33529033   REYNOLDSBURG                43068     OH    Single Family            Owner Occupied       12/25/1900    4/21/2004
  34187732   WINSTON                     30187     GA    Single Family            Owner Occupied       12/25/1900    4/23/2004
  33172016   BAY CITY                    48708     MI    Single Family            Owner Occupied       12/25/1900    4/26/2004
  33568288   PORTLAND                    97217     OR    Single Family            Owner Occupied       12/25/1900    4/22/2004
  34103754   LAKEWOOD                    90712     CA    Single Family            Owner Occupied       12/25/1900    4/19/2004
  34165878   CHICAGO                     60649     IL    Multi Family - 2 Units   Owner Occupied       12/25/1900    4/26/2004
  34027359   WORCESTER                    1604     MA    Single Family            Owner Occupied       12/25/1900    4/26/2004
  34056366   ALLEN                       75002     TX    Single Family            Owner Occupied       12/25/1900    4/30/2004
  34222182   GLENDALE                    85308     AZ    PUD                      Owner Occupied       12/25/1900    4/20/2004
  33849811   SOUTH JORDAN                84095     UT    Single Family            Owner Occupied       12/25/1900    4/21/2004
  33790957   SAN PABLO                   94806     CA    PUD                      Owner Occupied       12/25/1900    4/13/2004
  33835802   COLTON                      92324     CA    PUD                      Owner Occupied       12/25/1900     4/8/2004
  33992041   FORT LAUDERDALE             33311     FL    Multi Family - 2 Units   Non-Owner Occupied   12/25/1900    4/29/2004
  34135996   HOWARD                      43028     OH    Single Family            Owner Occupied       12/25/1900    4/21/2004
  33886920   GAITHERSBURG                20886     MD    Condo                    Owner Occupied       12/25/1900    4/22/2004
  33951765   MURRIETA                    92563     CA    Single Family            Owner Occupied       12/25/1900    4/19/2004
  34117432   SANTA ANA                   92707     CA    Single Family            Owner Occupied       12/25/1900    4/21/2004
  33914607   HUDSON                      34667     FL    PUD                      Owner Occupied       12/25/1900    4/30/2004
  34191155   CUMMING                     30041     GA    PUD                      Owner Occupied       12/25/1900    4/30/2004
4000140968   GILROY                      95020     CA    PUD                      Owner Occupied       12/25/1900    4/19/2004
  33921313   ALTAMONTE SPRINGS           32701     FL    Condo                    Owner Occupied       12/25/1900    4/23/2004

                                                                                            PAID        ORIGINAL
               FIRST    MATURITY    REMAINING   ORIGINAL   SCHEDULED                        THRU     COMBINED LOAN       OTS
  LOANID     PAY DATE     DATE        TERM       BALANCE    BALANCE     RATE     P&I        DATE        TO VALUE     DELINQUENCY
--------------------------------------------------------------------------------------------------------------------------------
  34323386   6/1/2004   5/1/2034          359    293500       293500   5.625   1,375.78   6/1/2004    79.99454892        0-29
  33717067   6/1/2004   5/1/2034          359    109200    109033.29   7.375     754.22   6/1/2004             70        0-29
  34025692   6/1/2004   5/1/2034          358    284000    283998.33    4.75   1,124.17   7/1/2004             80        0-29
  33455999   6/1/2004   5/1/2034          359    257000       256521   6.375   1,603.35   6/1/2004    91.78571429        0-29
  33834953   6/1/2004   5/1/2034          358    120000    119981.82   5.875     587.50   7/1/2004             80        0-29
  33991225   6/1/2004   5/1/2034          359    161950    161656.39     6.5   1,023.64   6/1/2004    89.97722096        0-29
  33475419   6/1/2004   5/1/2034          359    279000    278961.25     6.5   1,511.25   6/1/2004             90        0-29
  33743006   6/1/2004   5/1/2034          359    157500       157500   7.375     967.97   6/1/2004             90        0-29
  33092560   6/1/2004   5/1/2034          358    199900    199623.94   7.875   1,449.42   7/1/2004    99.99949975        0-29
  33828799   6/1/2004   5/1/2034          359    194700    194221.04   6.875   1,279.05   6/1/2004    62.80645161        0-29
  34113894   6/1/2004   5/1/2034          359    132000       132000    5.99     658.90   6/1/2004             80        0-29
  33357039   6/1/2004   5/1/2034          358    200000    199518.36       5   1,073.65   7/1/2004    67.34006734        0-29
  33711730   6/1/2004   5/1/2034          359    168050    167752.64   6.625   1,076.05   6/1/2004    94.99717354        0-29
  34062257   6/1/2004   5/1/2034          359    280000       280000     6.5   1,516.67   6/1/2004             80        0-29
  34183673   6/1/2004   5/1/2034   12/24/1900     75920        75920   6.625     419.14   6/1/2004      3/20/1900        0-29
  34086256   6/1/2004   5/1/2034          359    105000       105000   7.125     623.44   6/1/2004    55.26315789        0-29
  34127761   6/1/2004   5/1/2034          359    170100       170100   6.375     903.66   6/1/2004             90        0-29
  34222042   6/1/2004   5/1/2034          358    142400    142392.73    6.75     801.00   7/1/2004    79.81749595        0-29
  34114785   6/1/2004   5/1/2034          358    196000       196000    5.25     857.50   7/1/2004             80        0-29
  33529207   6/1/2004   5/1/2034          358     63750     63619.25    7.25     434.89   7/1/2004             85        0-29
  33793118   6/1/2004   5/1/2034          359    281600    281598.97    5.75   1,349.33   6/1/2004             80        0-29
  33841362   6/1/2004   5/1/2034          359    192000       192000   4.875     780.00   6/1/2004             80        0-29
  34204586   6/1/2004   5/1/2034          358    303700       303700    6.75   1,708.31   7/1/2004     94.9953081        0-29
  33746793   6/1/2004   5/1/2034          359    109565       109565   6.625     604.89   6/1/2004             85        0-29
  34025072   6/1/2004   5/1/2034          358    135200       135200   5.875     661.92   7/1/2004             80        0-29
  34263293   6/1/2004   5/1/2034          359    127850       127850   5.375     572.66   6/1/2004    79.97422809        0-29
  33470246   6/1/2004   5/1/2034          359    267950    267333.94    5.25   1,479.64   6/1/2004    79.99390978        0-29
  34089672   6/1/2004   5/1/2034          359    180000    179738.61   7.625   1,274.03   6/1/2004            100        0-29
  34107557   6/1/2004   5/1/2034          359    204000       204000    4.99     848.30   6/1/2004             80        0-29
  33890005   6/1/2004   5/1/2034          359    253500       253500   6.625   1,399.53   6/1/2004    94.94382022        0-29
  33926395   6/1/2004   5/1/2034          359     68000     67890.92   7.125     458.13   6/1/2004             80        0-29
  34190686   6/1/2004   5/1/2034          359     67200        67200   5.875     329.00   6/1/2004             80        0-29
  33358250   6/1/2004   5/1/2034          358     99750     99734.49   7.125     592.27   7/1/2004             95        0-29
  33477530   6/1/2004   5/1/2034          358    153750    153412.65     5.5     872.98   7/1/2004             75        0-29
  33835117   6/1/2004   5/1/2034          358    183950       183950   5.625     862.27   7/1/2004    79.99565123        0-29
4000136542   6/1/2004   5/1/2034          359    100000     99775.39   5.375     559.97   6/1/2004             80        0-29
  33986878   6/1/2004   5/1/2034          359     76500        76500    7.99     509.36   6/1/2004             85        0-29
  33827197   6/1/2004   5/1/2034          359    220000       220000   6.375   1,168.75   6/1/2004    78.57142857        0-29
  34116046   6/1/2004   5/1/2034          359    217000     216999.6    6.25   1,130.21   6/1/2004             70        0-29
  33456203   6/1/2004   5/1/2034          359    332100    331716.45    8.75   2,612.64   6/1/2004             90        0-29
  34167213   7/1/2004   6/1/2034          360     99000     98931.87   7.875     717.82   7/1/2004    68.27586207        0-29
  34023176   6/1/2004   5/1/2034          358    271000    270421.13     6.5   1,712.91   7/1/2004    63.31775701        0-29
  33238841   6/1/2004   5/1/2034          359    136800    136799.83   8.125     926.25   6/1/2004             90        0-29
  33529033   6/1/2004   5/1/2034          359     94500     94372.33       8     693.41   6/1/2004             90        0-29
  34187732   6/1/2004   5/1/2034          359    256500    256078.25       7   1,706.51   6/1/2004             90        0-29
  33172016   6/1/2004   5/1/2034          359     74200        74200    6.75     417.38   6/1/2004             80        0-29
  33568288   6/1/2004   5/1/2034          359    114600    114572.54    5.75     549.13   6/1/2004             80        0-29
  34103754   6/1/2004   5/1/2034          359    316000       316000    4.99   1,314.03   6/1/2004             80        0-29
  34165878   6/1/2004   5/1/2034          359    167850       167850    7.75   1,084.03   6/1/2004             90        0-29
  34027359   6/1/2004   5/1/2034          359    186500    186036.02   6.125   1,133.20   6/1/2004    79.36170213        0-29
  34056366   6/1/2004   5/1/2034          359    149900    149671.16   7.375   1,035.33   6/1/2004            100        0-29
  34222182   6/1/2004   5/1/2034          359    127200       127200     6.5     689.00   6/1/2004             80        0-29
  33849811   6/1/2004   5/1/2034          359    253000       253000    6.75   1,423.13   6/1/2004    93.01470588        0-29
  33790957   6/1/2004   5/1/2034          359    317500       317500   4.625   1,223.70   6/1/2004    79.99496095        0-29
  33835802   6/1/2004   5/1/2034          359    220500    220137.45       7   1,467.00   6/1/2004             90        0-29
  33992041   6/1/2004   5/1/2034          359    119700       119700   7.375     735.66   6/1/2004             90        0-29
  34135996   6/1/2004   5/1/2034          359     85000     84893.95   8.375     646.07   6/1/2004             85        0-29
  33886920   6/1/2004   5/1/2034          359    126500       126500     7.5     790.63   6/1/2004    93.01470588        0-29
  33951765   6/1/2004   5/1/2034          359    305600       305600     6.5   1,655.33   6/1/2004             80        0-29
  34117432   6/1/2004   5/1/2034          359    292500    291706.08   6.125   1,777.27   6/1/2004             78        0-29
  33914607   6/1/2004   5/1/2034          358    104900    104714.38   6.625     671.69   7/1/2004    77.76130467        0-29
  34191155   6/1/2004   5/1/2034          359    211845       211845     5.5     970.96   6/1/2004    79.99977342        0-29
4000140968   6/1/2004   5/1/2034          359    304000       304000   5.875   1,488.33   6/1/2004             80        0-29
  33921313   6/1/2004   5/1/2034          358     62550        62550    8.99     468.60   7/1/2004             90        0-29

                              INITIAL                     PREPAYMENT                                        FIRST RATE   RATE RESET
  LOANID     INDEX   MARGIN     CAP     FLOOR   CEILING      TERM              PREPAYMENT PENALTY           RESET DATE    FREQUENCY
-----------------------------------------------------------------------------------------------------------------------------------
  34323386    6ML    3.875       3      5.625   11.625     2/5/1900    6 mo.s interest less 20% obal          5/1/2009           6
  33717067    6ML     4.25       3      7.375   13.375     1/0/1900    None                                   5/1/2006           6
  34025692    6ML    3.875       3       4.75    10.75    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33455999    6ML     5.75       3      6.375   12.375     1/0/1900    None                                   5/1/2006           6
  33834953    6ML     4.25       3      5.875   11.875     2/5/1900    6 mo.s interest less 20% obal          5/1/2007           6
  33991225    6ML     4.75       3        6.5     12.5    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33475419    6ML    4.625       3        6.5     12.5     2/5/1900    6 mo.s interest less 20% obal          5/1/2009           6
  33743006    6ML    6.125       3      7.375   13.375    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33092560    6ML    5.375       3      7.875   13.875    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33828799    6ML     5.25       3      6.875   12.875    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  34113894    6ML    4.375       3       5.99    11.99    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33357039    6ML      3.5       3          5       11     1/0/1900    None                                   5/1/2006           6
  33711730    6ML        6       3      6.625   12.625    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  34062257    6ML    5.125       3        6.5     12.5    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  34183673    6ML      4.5       3      6.625   12.625           24    6 mo.s interest less 20% obal          5/1/2009    1/6/1900
  34086256    6ML    4.625       3      7.125   13.125    1/12/1900    6 mo.s interest less 20% obal          5/1/2007           6
  34127761    6ML      5.5       3      6.375   12.375     2/5/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  34222042    6ML    4.625       3       6.75    12.75     1/0/1900    None                                   5/1/2009           6
  34114785    6ML     3.75       3       5.25    11.25    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33529207    6ML    5.875       3       7.25    13.25    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33793118    6ML     4.25       3       5.75    11.75    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33841362    6ML    3.875       3      4.875   10.875     2/5/1900    6 mo.s interest less 20% obal          5/1/2006           6
  34204586    6ML    6.125       3       6.75    12.75     2/5/1900    min (2% prepaid, 60 days interest)     5/1/2006           6
  33746793    6ML     5.25       3      6.625   12.625    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  34025072    6ML    4.125       3      5.875   11.875    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  34263293    6ML     4.25       3      5.375   11.375     2/5/1900    6 mo.s interest less 20% obal          5/1/2007           6
  33470246    6ML     4.25       3       5.25    11.25     2/5/1900    6 mo.s interest less 20% obal          5/1/2007           6
  34089672    6ML    5.375       3      7.625   13.625     2/5/1900    6 mo.s interest less 20% obal          5/1/2007           6
  34107557    6ML      3.5       3       4.99    10.99    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33890005    6ML      5.5       3      6.625   12.625    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33926395    6ML      5.5       3      7.125   13.125    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  34190686    6ML      4.5       3      5.875   11.875    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33358250    6ML    5.875       3      7.125   13.125     1/0/1900    None                                   5/1/2006           6
  33477530    6ML      3.5       3        5.5     11.5     2/5/1900    6 mo.s interest less 20% obal          5/1/2009           6
  33835117    6ML     3.25       3      5.625   11.625     2/5/1900    6 mo.s interest less 20% obal          5/1/2009           6
4000136542    6ML    4.625       3      5.375   11.375     2/5/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33986878    6ML    6.125       3       7.99    13.99    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33827197    6ML    4.375       3      6.375   12.375     2/5/1900    6 mo.s interest less 20% obal          5/1/2009           6
  34116046    6ML    4.625       3       6.25    12.25    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33456203    6ML      7.5       3       8.75    14.75    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  34167213    6ML    6.125       3      7.875   13.875    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          6/1/2006           6
  34023176    6ML        5       3        6.5     12.5    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33238841    6ML    6.625       3      8.125   14.125    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33529033    6ML      6.5       3          8       14    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  34187732    6ML     6.25       3          7       13     1/0/1900    None                                   5/1/2006           6
  33172016    6ML    5.625       3       6.75    12.75     2/5/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  33568288    6ML     3.75       3       5.75    11.75    1/24/1900    6 mo.s interest less 20% obal          5/1/2009           6
  34103754    6ML      3.5       3       4.99    10.99    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  34165878    6ML      6.5       3       7.75    13.75    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  34027359    6ML    5.125       3      6.125   12.125    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  34056366    6ML    5.375       3      7.375   13.375    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  34222182    6ML     4.75       3        6.5     12.5    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33849811    6ML      5.5       3       6.75    12.75    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33790957    6ML    3.625       3      4.625   10.625     2/5/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33835802    6ML        5       3          7       13     2/5/1900    6 mo.s interest less 20% obal          5/1/2007           6
  33992041    6ML    5.375       3      7.375   13.375    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  34135996    6ML    6.625       3      8.375   14.375    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  33886920    6ML     5.25       3        7.5     13.5     1/0/1900    None                                   5/1/2007           6
  33951765    6ML    5.125       3        6.5     12.5    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  34117432    6ML        5       3      6.125   12.125    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33914607    6ML    3.625       3      6.625   12.625    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  34191155    6ML    3.625       3        5.5     11.5     1/0/1900    None                                   5/1/2009           6
4000140968    6ML    3.875       3      5.875   11.875    1/24/1900    6 mo.s interest less 20% obal          5/1/2009           6
  33921313    6ML     7.25       3       8.99    14.99    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6

              PAYMENT
               RESET     ORIGINAL
  LOANID     FREQUENCY    PURPOSE           DIV          IO   IOTERM
--------------------------------------------------------------------
  34323386       6       Purchase   N                    Y      60
  33717067       6       C/O Refi   N                    N       0
  34025692       6       Purchase   N                    Y      60
  33455999       6       C/O Refi   N                    N       0
  33834953       6       Purchase   N                    Y      60
  33991225       6       Purchase   N                    N       0
  33475419       6       Purchase   N                    Y      60
  33743006       6       C/O Refi   N                    Y      60
  33092560       6       Purchase   N                    N       0
  33828799       6       C/O Refi   N                    N       0
  34113894       6       Purchase   N                    Y      60
  33357039       6       C/O Refi   N                    N       0
  33711730       6       Purchase   N                    N       0
  34062257       6       Purchase   N                    Y      60
  34183673       6       Purchase   N                    Y      60
  34086256       6       C/O Refi   N                    Y      60
  34127761       6       R/T Refi   N                    Y      60
  34222042       6       Purchase   N                    Y      60
  34114785       6       Purchase   N                    Y      60
  33529207       6       C/O Refi   N                    N       0
  33793118       6       C/O Refi   N                    Y      60
  33841362       6       Purchase   N                    Y      60
  34204586       6       Purchase   N                    Y      60
  33746793       6       Purchase   N                    Y      60
  34025072       6       Purchase   N                    Y      60
  34263293       6       Purchase   N                    Y      60
  33470246       6       Purchase   N                    N       0
  34089672       6       Purchase   N                    N       0
  34107557       6       Purchase   N                    Y      60
  33890005       6       C/O Refi   N                    Y      60
  33926395       6       Purchase   N                    N       0
  34190686       6       Purchase   N                    Y      60
  33358250       6       Purchase   N                    Y      60
  33477530       6       C/O Refi   N                    N       0
  33835117       6       Purchase   N                    Y      60
4000136542       6       C/O Refi   N                    N       0
  33986878       6       C/O Refi   N                    Y      60
  33827197       6       C/O Refi   N                    Y      60
  34116046       6       Purchase   N                    Y      60
  33456203       6       C/O Refi   N                    N       0
  34167213       6       C/O Refi   N                    N       0
  34023176       6       C/O Refi   N                    N       0
  33238841       6       Purchase   N                    Y      60
  33529033       6       C/O Refi   N                    N       0
  34187732       6       C/O Refi   N                    N       0
  33172016       6       Purchase   N                    Y      60
  33568288       6       Purchase   N                    Y      60
  34103754       6       Purchase   N                    Y      60
  34165878       6       Purchase   N                    Y      60
  34027359       6       C/O Refi   N                    N       0
  34056366       6       Purchase   N                    N       0
  34222182       6       C/O Refi   N                    Y      60
  33849811       6       R/T Refi   N                    Y      60
  33790957       6       Purchase   N                    Y      60
  33835802       6       Purchase   3/27 Dividend Loan   N       0
  33992041       6       Purchase   N                    Y      60
  34135996       6       C/O Refi   N                    N       0
  33886920       6       C/O Refi   N                    Y      60
  33951765       6       Purchase   N                    Y      60
  34117432       6       C/O Refi   N                    N       0
  33914607       6       Purchase   N                    N       0
  34191155       6       Purchase   N                    Y      60
4000140968       6       Purchase   N                    Y      60
  33921313       6       Purchase   N                    Y      60

                                     D-1-16

                                                                PROPERTY                                ORIGINAL    ORIGINATION
  LOANID                CITY              ZIP    STATE            TYPE                OCCUPANCY           TERM          DATE
-------------------------------------------------------------------------------------------------------------------------------
  34092270   SAN DIMAS                   91773     CA    Single Family            Owner Occupied       12/25/1900    4/26/2004
  34203000   LAKE CRYSTAL                56055     MN    Single Family            Owner Occupied       12/25/1900    4/26/2004
  33886870   UPPER MARLBORO              20772     MD    PUD                      Owner Occupied       12/25/1900    4/22/2004
  34120105   REDLANDS                    92374     CA    Single Family            Second Home          12/25/1900    4/22/2004
  33947219   HENDERSON                   89074     NV    PUD                      Owner Occupied       12/25/1900    4/22/2004
  34186544   AUSTELL                     30168     GA    Single Family            Owner Occupied       12/25/1900    4/19/2004
4000142439   SAN JOSE                    95124     CA    Condo                    Owner Occupied       12/25/1900    4/22/2004
  33478819   SHERMAN OAKS AREA           91403     CA    Condo                    Owner Occupied       12/25/1900    4/27/2004
  33719816   CRYSTAL LAKE                60014     IL    Single Family            Owner Occupied       12/25/1900    4/29/2004
  33357500   BOILING SPRINGS             29316     SC    Single Family            Owner Occupied       12/25/1900    4/30/2004
  34191361   FAYETTEVILLE                30215     GA    Single Family            Owner Occupied       12/25/1900    4/26/2004
  33883455   BALTIMORE                   21214     MD    Single Family            Owner Occupied       12/25/1900    4/29/2004
  33718388   CHICAGO                     60659     IL    Single Family            Owner Occupied       12/25/1900    4/20/2004
  33791989   PITTSBURG                   94565     CA    PUD                      Owner Occupied       12/25/1900    4/21/2004
  33917063   APOPKA                      32703     FL    PUD                      Owner Occupied       12/25/1900    4/30/2004
  33746579   ARLINGTON                   98223     WA    Single Family            Owner Occupied       12/25/1900    4/20/2004
  34111716   GLENDALE                    91205     CA    Multi Family - 4 Units   Owner Occupied       12/25/1900    4/21/2004
  33100231   FRAMINGHAM                   1701     MA    Single Family            Owner Occupied       12/25/1900    4/30/2004
  31143001   MILFORD                     45150     OH    Single Family            Owner Occupied       12/25/1900    4/27/2004
  34008219   PLANO                       75025     TX    Single Family            Owner Occupied              360    4/16/2004
4000140405   STOCKTON                    95207     CA    Single Family            Owner Occupied       12/25/1900    4/16/2004
  34129007   WEST CHESTER                45069     OH    Single Family            Owner Occupied       12/25/1900    4/30/2004
  33474461   LAKE ELIZABETH AREA         93532     CA    Single Family            Owner Occupied       12/25/1900    4/12/2004
  33520206   LOS ANGELES                 90061     CA    Single Family            Owner Occupied       12/25/1900    4/13/2004
4000135070   INDIO                       92201     CA    Single Family            Owner Occupied       12/25/1900    4/19/2004
  34183509   MCMINNVILLE                 37110     TN    Single Family            Owner Occupied       12/25/1900    4/22/2004
  33916610   PENSACOLA                   32526     FL    Single Family            Owner Occupied       12/25/1900    4/28/2004
  32915837   ROY                         84067     UT    Single Family            Owner Occupied       12/25/1900    4/19/2004
  34204925   SAVAGE                      55378     MN    Single Family            Owner Occupied       12/25/1900    4/21/2004
  33749649   BELLEVUE                    98004     WA    Single Family            Owner Occupied       12/25/1900    4/20/2004
4000128768   COLORADO SPRINGS            80922     CO    Single Family            Owner Occupied       12/25/1900    4/28/2004
  34119370   DOWNEY                      90242     CA    Single Family            Owner Occupied       12/25/1900    4/23/2004
  34027474   PLYMOUTH                     2360     MA    Single Family            Owner Occupied       12/25/1900    4/26/2004
4000142052   STERLING                    20164     VA    Condo                    Non-Owner Occupied   12/25/1900    4/28/2004
4000141047   SACRAMENTO                  95828     CA    Single Family            Owner Occupied       12/25/1900    4/19/2004
  34185777   DOUGLASVILLE                30134     GA    Single Family            Second Home          12/25/1900    4/29/2004
  34129106   DILLSBORO                   47018     IN    Single Family            Owner Occupied       12/25/1900    4/27/2004
  34054510   NORTH RICHLAND HILLS        76180     TX    Single Family            Owner Occupied       12/25/1900    4/29/2004
  33832288   LOS ANGELES                 90032     CA    Single Family            Owner Occupied       12/25/1900    4/14/2004
  34082305   LOS ANGELES                 90043     CA    Single Family            Owner Occupied       12/25/1900    4/22/2004
  33454570   ELIZABETHTOWN               17022     PA    Single Family            Owner Occupied       12/25/1900    4/19/2004
  34088708   LONG BEACH                  90807     CA    Single Family            Owner Occupied       12/25/1900    4/16/2004
  34011981   PEARLAND                    77581     TX    PUD                      Owner Occupied       12/25/1900    4/23/2004
  34054908   DALLAS                      75214     TX    Single Family            Owner Occupied       12/25/1900    4/30/2004
  33892605   LUTHERVILLE TIMONIUM        21093     MD    Single Family            Owner Occupied       12/25/1900    4/30/2004
  34202135   BLUE EARTH                  56013     MN    Single Family            Owner Occupied       12/25/1900    4/23/2004
  32975690   INDEPENDENCE                64050     MO    Single Family            Owner Occupied       12/25/1900    4/22/2004
  34091215   EL MONTE                    91732     CA    Single Family            Owner Occupied       12/25/1900    4/26/2004
  34027862   SALEM                        3079     NH    Condo                    Owner Occupied       12/25/1900    4/30/2004
  34123257   CENTERVILLE                 45459     OH    Single Family            Owner Occupied       12/25/1900    4/30/2004
  32968299   OLATHE                      66062     KS    Single Family            Owner Occupied       12/25/1900    4/21/2004
  34202218   BUFFALO                     55313     MN    Single Family            Owner Occupied       12/25/1900    4/26/2004
  33955741   OCEANSIDE                   92057     CA    Condo                    Owner Occupied       12/25/1900    4/20/2004
  34062828   LAS VEGAS                   89142     NV    Single Family            Non-Owner Occupied   12/25/1900    4/28/2004
  33099755   MIDDLETOWN                   6457     CT    Single Family            Owner Occupied       12/25/1900    4/26/2004
  33970344   AURORA                      80013     CO    Single Family            Owner Occupied       12/25/1900    4/30/2004
  33832759   SAN BERNARDINO              92410     CA    Single Family            Owner Occupied       12/25/1900    4/20/2004
  33792094   TRACY                       95376     CA    Single Family            Owner Occupied       12/25/1900    4/21/2004
  33955170   LOS BANOS                   93635     CA    Single Family            Owner Occupied       12/25/1900    4/15/2004
  34323873   CHINO                       91710     CA    Single Family            Owner Occupied       12/25/1900    4/23/2004
  33718677   STONE PARK                  60165     IL    Single Family            Owner Occupied       12/25/1900    4/26/2004
  33358870   DAVIDSON                    28036     NC    PUD                      Owner Occupied       12/25/1900    4/30/2004
  33914789   DELTONA                     32738     FL    Single Family            Owner Occupied       12/25/1900    4/30/2004
  33746397   OCEAN SHORES                98569     WA    Single Family            Owner Occupied       12/25/1900    4/20/2004

                                                                                            PAID        ORIGINAL
               FIRST    MATURITY    REMAINING   ORIGINAL   SCHEDULED                        THRU     COMBINED LOAN       OTS
  LOANID     PAY DATE     DATE        TERM       BALANCE    BALANCE     RATE     P&I        DATE        TO VALUE     DELINQUENCY
--------------------------------------------------------------------------------------------------------------------------------
  34092270   6/1/2004   5/1/2034          358    264000    263420.74     5.5   1,498.97   7/1/2004             80        0-29
  34203000   6/1/2004   5/1/2034          359    111000    110821.94   7.125     747.83   6/1/2004    76.55172414        0-29
  33886870   6/1/2004   5/1/2034          359    212800    212799.17   6.125   1,086.17   6/1/2004             80        0-29
  34120105   6/1/2004   5/1/2034          358    210000       210000   7.625   1,334.38   7/1/2004             84        0-29
  33947219   6/1/2004   5/1/2034          359    266000       266000    7.25   1,607.08   6/1/2004             95        0-29
  34186544   6/1/2004   5/1/2034          359    159600       159600   6.375     847.88   6/1/2004             95        0-29
4000142439   6/1/2004   5/1/2034          359    248000       248000       5   1,033.33   6/1/2004             80        0-29
  33478819   6/1/2004   5/1/2034          359    213300       213300    5.99   1,064.72   6/1/2004    79.99249953        0-29
  33719816   6/1/2004   5/1/2034          358    157050    156752.72    7.75   1,125.13   7/1/2004             90        0-29
  33357500   6/1/2004   5/1/2034          358    106900    106796.86       7     623.58   7/1/2004            100        0-29
  34191361   6/1/2004   5/1/2034          359    220000       220000   6.875   1,260.42   6/1/2004    92.43697479        0-29
  33883455   6/1/2004   5/1/2034          359     71600     71503.58       8     525.38   6/1/2004             80        0-29
  33718388   6/1/2004   5/1/2034          359    280000    279266.22    6.25   1,724.01   6/1/2004    62.73525721        0-29
  33791989   6/1/2004   5/1/2034          359    288900       288900   5.625   1,354.22   6/1/2004    84.99683726        0-29
  33917063   6/1/2004   5/1/2034          358    121400       121400       5     505.83   7/1/2004    79.97364954        0-29
  33746579   6/1/2004   5/1/2034          358    145600    145399.58   5.125     621.83   7/1/2004             80        0-29
  34111716   6/1/2004   5/1/2034          359    632000       632000    5.99   3,154.73   6/1/2004             80        0-29
  33100231   6/1/2004   5/1/2034          359    296000       296000   6.125   1,510.83   6/1/2004             80        0-29
  31143001   6/1/2004   5/1/2034          359    220000       220000    6.75   1,237.50   6/1/2004    93.22033898        0-29
  34008219   6/1/2004   5/1/2034   12/24/1900    147000    146746.16    6.75     953.44   6/1/2004      3/20/1900        0-29
4000140405   6/1/2004   5/1/2034          359    188000       188000     5.5     861.67   6/1/2004             80        0-29
  34129007   6/1/2004   5/1/2034          358    191000    190653.71     6.5   1,207.26   7/1/2004            100        0-29
  33474461   6/1/2004   5/1/2034          359    247200       247200    4.99   1,027.94   6/1/2004             80        0-29
  33520206   6/1/2004   5/1/2034          359    147750    147462.05   6.125     897.75   6/1/2004             75        0-29
4000135070   6/1/2004   5/1/2034          359    196000       196000   5.999     979.84   6/1/2004             80        0-29
  34183509   6/1/2004   5/1/2034          359     79325        79325     7.5     495.78   6/1/2004             95        0-29
  33916610   6/1/2004   5/1/2034          359    122450    122263.06   7.375     845.74   6/1/2004    94.99612102        0-29
  32915837   6/1/2004   5/1/2034          359    105600    105417.57    6.75     684.92   6/1/2004             80        0-29
  34204925   6/1/2004   5/1/2034          359    182400    182069.31     6.5   1,152.90   6/1/2004             95        0-29
  33749649   6/1/2004   5/1/2034          359    292000    291989.61   6.125   1,490.42   6/1/2004             80        0-29
4000128768   6/1/2004   5/1/2034          359    158000       158000   5.625     740.63   6/1/2004             80        0-29
  34119370   6/1/2004   5/1/2034          359    285000    284529.69    6.99   1,894.20   6/1/2004    68.34532374        0-29
  34027474   6/1/2004   5/1/2034          359    165000    164611.73   5.125     898.41   6/1/2004    54.09836066        0-29
4000142052   6/1/2004   5/1/2034          358    198000    197999.99   6.625   1,093.13   7/1/2004             90        0-29
4000141047   6/1/2004   5/1/2034          359    241000    240943.52   5.625   1,129.69   6/1/2004    89.92537313        0-29
  34185777   6/1/2004   5/1/2034          358    123165    122972.24    7.25     840.21   7/1/2004             85        0-29
  34129106   6/1/2004   5/1/2034          359     95000        95000   6.625     524.48   6/1/2004             95        0-29
  34054510   6/1/2004   5/1/2034          358    107900       107900   4.875     438.34   7/1/2004     79.9851742        0-29
  33832288   6/1/2004   5/1/2034          359    196000       196000       5     816.67   6/1/2004             80        0-29
  34082305   6/1/2004   5/1/2034          359    198400       198400     5.5     909.33   6/1/2004             80        0-29
  33454570   6/1/2004   5/1/2034          359     76500     76383.22   7.375     528.37   6/1/2004    85.95505618        0-29
  34088708   6/1/2004   5/1/2034          359    300000    299386.76   5.875   1,774.62   6/1/2004    74.07407407        0-29
  34011981   6/1/2004   5/1/2034          358    126500     126259.3    6.25     778.89   7/1/2004    92.67399267        0-29
  34054908   6/1/2004   5/1/2034          359    128000       128000    6.75     720.00   6/1/2004             80        0-29
  33892605   6/1/2004   5/1/2034          359    240000    239933.75   6.625   1,325.00   6/1/2004             80        0-29
  34202135   6/1/2004   5/1/2034          359    104000    103800.06   6.625     665.93   6/1/2004    79.38931298        0-29
  32975690   6/1/2004   5/1/2034          359     76300     76202.35    8.25     573.22   6/1/2004    86.70454545        0-29
  34091215   6/1/2004   5/1/2034          359    204000       204000     5.5     935.00   6/1/2004             80        0-29
  34027862   6/1/2004   5/1/2034          359     85000     84856.77   6.875     558.39   6/1/2004            100        0-29
  34123257   6/1/2004   5/1/2034          358    104000       104000       6     520.00   7/1/2004             80        0-29
  32968299   6/1/2004   5/1/2034          359    143450    143208.27   6.875     942.37   6/1/2004             95        0-29
  34202218   6/1/2004   5/1/2034          358    165750     165521.1   7.875   1,201.81   7/1/2004             85        0-29
  33955741   6/1/2004   5/1/2034          358    239200       239200     5.5   1,096.33   7/1/2004             80        0-29
  34062828   6/1/2004   5/1/2034          359    157500       157500   6.875     902.34   6/1/2004             90        0-29
  33099755   6/1/2004   5/1/2034          359    200700    200443.14    8.25   1,507.80   6/1/2004             90        0-29
  33970344   6/1/2004   5/1/2034          359    154050       154050   5.625     722.11   6/1/2004    79.98442368        0-29
  33832759   6/1/2004   5/1/2034          359    195200       195200   6.125     996.33   6/1/2004             80        0-29
  33792094   6/1/2004   5/1/2034          359    310000       310000    6.99   1,805.75   6/1/2004            100        0-29
  33955170   6/1/2004   5/1/2034          359    208000    207592.17    6.25   1,280.70   6/1/2004    83.53413655        0-29
  34323873   6/1/2004   5/1/2034          359    320000       320000   5.875   1,566.67   6/1/2004             80        0-29
  33718677   6/1/2004   5/1/2034          359    141000     140832.9   8.625   1,096.69   6/1/2004    89.52380952        0-29
  33358870   6/1/2004   5/1/2034          359    255075    254634.52    6.75   1,654.42   6/1/2004             95        0-29
  33914789   6/1/2004   5/1/2034          359     91200        91200    5.75     437.00   6/1/2004             80        0-29
  33746397   6/1/2004   5/1/2034          359    123200       123200    6.25     641.67   6/1/2004             80        0-29

                              INITIAL                     PREPAYMENT                                        FIRST RATE   RATE RESET
  LOANID     INDEX   MARGIN     CAP     FLOOR   CEILING      TERM              PREPAYMENT PENALTY           RESET DATE    FREQUENCY
------------------------------------------------------------------------------------------------------------------------------------
  34092270    6ML    4.375       3        5.5     11.5    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  34203000    6ML    5.875       3      7.125   13.125     2/5/1900    min (2% prepaid, 60 days interest)     5/1/2006           6
  33886870    6ML    4.875       3      6.125   12.125    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  34120105    6ML     5.75       3      7.625   13.625    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33947219    6ML    6.125       3       7.25    13.25     2/5/1900    6 mo.s interest less 20% obal          5/1/2007           6
  34186544    6ML     5.25       3      6.375   12.375     1/0/1900    None                                   5/1/2007           6
4000142439    6ML     3.75       3          5       11    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33478819    6ML    4.375       3       5.99    11.99    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33719816    6ML     6.75       3       7.75    13.75    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  33357500    6ML     5.25       3          7       13     1/0/1900    None                                   5/1/2009           6
  34191361    6ML    5.625       3      6.875   12.875     1/0/1900    None                                   5/1/2007           6
  33883455    6ML    6.375       3          8       14    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33718388    6ML    4.375       3       6.25    12.25    1/12/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  33791989    6ML    4.375       3      5.625   11.625    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33917063    6ML    3.625       3          5       11     2/5/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33746579    6ML     3.75       3      5.125   11.125     2/5/1900    6 mo.s interest less 20% obal          5/1/2006           6
  34111716    6ML    4.125       3       5.99    11.99    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33100231    6ML     4.75       3      6.125   12.125    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  31143001    6ML      5.5       3       6.75    12.75    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  34008219    6ML    4.875       3       6.75    12.75           12    6 mo.s interest less 20% obal          5/1/2006    1/6/1900
4000140405    6ML        4       3        5.5     11.5    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  34129007    6ML     5.75       3        6.5     12.5    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  33474461    6ML    3.875       3       4.99    10.99    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33520206    6ML     4.75       3      6.125   12.125    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
4000135070    6ML    4.375       3      5.999       12    1/24/1900    6 mo.s interest less 20% obal          5/1/2009           6
  34183509    6ML    6.375       3        7.5     13.5    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33916610    6ML    6.375       3      7.375   13.375    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  32915837    6ML    5.375       3       6.75    12.75    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  34204925    6ML        6       3        6.5     12.5     2/5/1900    min (2% prepaid, 60 days interest)     5/1/2006           6
  33749649    6ML    4.625       3      6.125   12.125     2/5/1900    6 mo.s interest less 20% obal          5/1/2009           6
4000128768    6ML      4.5       3      5.625   11.625    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  34119370    6ML    5.375       3       6.99    12.99    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  34027474    6ML     3.75       3      5.125   11.125    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
4000142052    6ML    4.625       3      6.625   12.625     2/5/1900    6 mo.s interest less 20% obal          5/1/2007           6
4000141047    6ML     4.75       3      5.625   11.625    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  34185777    6ML     5.25       3       7.25    13.25     1/0/1900    None                                   5/1/2007           6
  34129106    6ML     5.25       3      6.625   12.625    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  34054510    6ML    3.375       3      4.875   10.875     2/5/1900    6 mo.s interest less 20% obal          5/1/2009           6
  33832288    6ML      3.5       3          5       11    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  34082305    6ML    4.125       3        5.5     11.5    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33454570    6ML    6.125       3      7.375   13.375    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  34088708    6ML    4.625       3      5.875   11.875    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  34011981    6ML    5.375       3       6.25    12.25    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  34054908    6ML    4.625       3       6.75    12.75    1/24/1900    6 mo.s interest less 20% obal          5/1/2009           6
  33892605    6ML     5.25       3      6.625   12.625    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  34202135    6ML    5.375       3      6.625   12.625     2/5/1900    min (2% prepaid, 60 days interest)     5/1/2006           6
  32975690    6ML     6.75       3       8.25    14.25    1/24/1900    2% prepaid                             5/1/2006           6
  34091215    6ML    3.875       3        5.5     11.5    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  34027862    6ML        5       3      6.875   12.875     1/0/1900    None                                   5/1/2006           6
  34123257    6ML      4.5       3          6       12     2/5/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  32968299    6ML     5.75       3      6.875   12.875    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  34202218    6ML    6.875       3      7.875   13.875     2/5/1900    min (2% prepaid, 60 days interest)     5/1/2006           6
  33955741    6ML     3.75       3        5.5     11.5    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  34062828    6ML    5.125       3      6.875   12.875    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33099755    6ML     7.25       3       8.25    14.25    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33970344    6ML     4.25       3      5.625   11.625    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33832759    6ML     4.75       3      6.125   12.125    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33792094    6ML      5.5       3       6.99    12.99    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33955170    6ML      5.5       3       6.25    12.25     2/5/1900    6 mo.s interest less 20% obal          5/1/2007           6
  34323873    6ML    4.125       3      5.875   11.875     2/5/1900    6 mo.s interest less 20% obal          5/1/2009           6
  33718677    6ML     6.75       3      8.625   14.625    1/12/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  33358870    6ML    6.125       3       6.75    12.75     1/0/1900    None                                   5/1/2007           6
  33914789    6ML     4.25       3       5.75    11.75    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33746397    6ML      4.5       3       6.25    12.25    1/12/1900    6 mo.s interest less 20% obal          5/1/2006           6

              PAYMENT
               RESET
  LOANID     FREQUENCY    PURPOSE   DIV   IO   IOTERM
-----------------------------------------------------
  34092270       6       C/O Refi   N     N       0
  34203000       6       C/O Refi   N     N       0
  33886870       6       Purchase   N     Y      60
  34120105       6       C/O Refi   N     Y      60
  33947219       6       C/O Refi   N     Y      60
  34186544       6       C/O Refi   N     Y      60
4000142439       6       Purchase   N     Y      60
  33478819       6       Purchase   N     Y      60
  33719816       6       Purchase   N     N       0
  33357500       6       Purchase   N     Y      60
  34191361       6       C/O Refi   N     Y      60
  33883455       6       Purchase   N     N       0
  33718388       6       C/O Refi   N     N       0
  33791989       6       Purchase   N     Y      60
  33917063       6       Purchase   N     Y      60
  33746579       6       Purchase   N     Y      60
  34111716       6       Purchase   N     Y      60
  33100231       6       Purchase   N     Y      60
  31143001       6       C/O Refi   N     Y      60
  34008219       6       R/T Refi   N     N       0
4000140405       6       C/O Refi   N     Y      60
  34129007       6       Purchase   N     N       0
  33474461       6       Purchase   N     Y      60
  33520206       6       C/O Refi   N     N       0
4000135070       6       Purchase   N     Y      60
  34183509       6       Purchase   N     Y      60
  33916610       6       Purchase   N     N       0
  32915837       6       Purchase   N     N       0
  34204925       6       C/O Refi   N     N       0
  33749649       6       Purchase   N     Y      60
4000128768       6       Purchase   N     Y      60
  34119370       6       C/O Refi   N     N       0
  34027474       6       C/O Refi   N     N       0
4000142052       6       Purchase   N     Y      60
4000141047       6       C/O Refi   N     Y      60
  34185777       6       Purchase   N     N       0
  34129106       6       C/O Refi   N     Y      60
  34054510       6       Purchase   N     Y      60
  33832288       6       Purchase   N     Y      60
  34082305       6       Purchase   N     Y      60
  33454570       6       C/O Refi   N     N       0
  34088708       6       C/O Refi   N     N       0
  34011981       6       Purchase   N     N       0
  34054908       6       Purchase   N     Y      60
  33892605       6       Purchase   N     Y      60
  34202135       6       C/O Refi   N     N       0
  32975690       6       C/O Refi   N     N       0
  34091215       6       R/T Refi   N     Y      60
  34027862       6       Purchase   N     N       0
  34123257       6       Purchase   N     Y      60
  32968299       6       C/O Refi   N     N       0
  34202218       6       C/O Refi   N     N       0
  33955741       6       Purchase   N     Y      60
  34062828       6       Purchase   N     Y      60
  33099755       6       Purchase   N     N       0
  33970344       6       Purchase   N     Y      60
  33832759       6       Purchase   N     Y      60
  33792094       6       C/O Refi   N     Y      60
  33955170       6       C/O Refi   N     N       0
  34323873       6       Purchase   N     Y      60
  33718677       6       C/O Refi   N     N       0
  33358870       6       Purchase   N     N       0
  33914789       6       Purchase   N     Y      60
  33746397       6       Purchase   N     Y      60

                                     D-1-17

                                                                PROPERTY                                ORIGINAL    ORIGINATION
  LOANID                CITY              ZIP    STATE            TYPE                OCCUPANCY           TERM          DATE
-------------------------------------------------------------------------------------------------------------------------------
  34088161   CHINO HILLS                 91709     CA    Condo                    Owner Occupied       12/25/1900    4/14/2004
  33594508   SOMERVILLE                  77879     TX    Single Family            Second Home          12/25/1900    4/30/2004
  33914227   ORLANDO                     32832     FL    PUD                      Owner Occupied       12/25/1900    4/30/2004
  33820259   LULA                        30554     GA    Single Family            Owner Occupied       12/25/1900    4/27/2004
  33372749   YSPILANTI                   48198     MI    Single Family            Owner Occupied       12/25/1900    4/29/2004
  33957515   HAYWARD                     94542     CA    Single Family            Owner Occupied       12/25/1900    4/23/2004
  33767161   BOSTON                      14127     NY    Single Family            Owner Occupied       12/25/1900    4/20/2004
  34088468   NORTHRIDGE                  91325     CA    Single Family            Owner Occupied       12/25/1900    4/21/2004
  34002238   FRIENDSWOOD                 77546     TX    PUD                      Owner Occupied       12/25/1900    4/26/2004
  33770199   MIDDLETOWN                  10941     NY    Single Family            Owner Occupied       12/25/1900     5/3/2004
  33915760   JACKSONVILLE                32225     FL    Single Family            Owner Occupied       12/25/1900    4/23/2004
  33952235   CARLSBAD                    92009     CA    PUD                      Owner Occupied       12/25/1900    4/20/2004
  34149153   VANCOUVER                   98663     WA    Single Family            Owner Occupied       12/25/1900    4/21/2004
  34145680   BEAVERTON                   97006     OR    Single Family            Owner Occupied       12/25/1900    4/20/2004
  34115956   COLORADO SPRINGS            80908     CO    Single Family            Owner Occupied       12/25/1900    4/20/2004
  33841479   INDIO                       92201     CA    Single Family            Owner Occupied       12/25/1900    4/22/2004
  33627696   SOUTHFIELD                  48034     MI    Single Family            Owner Occupied       12/25/1900    4/22/2004
  34148742   CAMAS                       98607     WA    PUD                      Owner Occupied       12/25/1900    4/16/2004
  33372269   LINCOLN PARK                48146     MI    Single Family            Owner Occupied       12/25/1900    4/30/2004
  34184721   LAWRENCEVILLE               30045     GA    Single Family            Owner Occupied       12/25/1900    4/21/2004
  33862152   PORTAGE                     53901     WI    Single Family            Owner Occupied       12/25/1900    4/30/2004
4000122139   PLEASANT HOPE               65725     MO    Single Family            Owner Occupied       12/25/1900    4/19/2004
  33989021   MIAMI                       33142     FL    Single Family            Owner Occupied       12/25/1900    4/26/2004
  34244582   ORLANDO                     32818     FL    Condo                    Owner Occupied       12/25/1900    4/26/2004
  33477605   LOS ANGELES                 91331     CA    Single Family            Owner Occupied       12/25/1900    4/19/2004
  34052241   ADDISON                     75001     TX    PUD                      Owner Occupied       12/25/1900    4/28/2004
  33990961   WEST PALM BEACH             33411     FL    PUD                      Owner Occupied       12/25/1900    4/23/2004
  33891409   BURKE                       22015     VA    Single Family            Owner Occupied       12/25/1900    4/28/2004
  33827445   SAN BERNARDINO              92404     CA    Single Family            Owner Occupied       12/25/1900     4/6/2004
  34011296   HOUSTON                     77009     TX    Condo                    Non-Owner Occupied   12/25/1900    4/27/2004
  33685926   OAKDALE                     95361     CA    Single Family            Owner Occupied       12/25/1900    4/16/2004
  33987595   GLEN ST. MARY'S             32040     FL    Single Family            Owner Occupied       12/25/1900    4/23/2004
  34110627   SACRAMENTO                  95833     CA    Single Family            Owner Occupied       12/25/1900    4/14/2004
  33450875   BALA CYNWYD                 19004     PA    Single Family            Owner Occupied       12/25/1900    4/26/2004
  33787052   VALLEJO                     94590     CA    Single Family            Owner Occupied       12/25/1900    4/14/2004
  34053686   ROUND ROCK                  78681     TX    Single Family            Non-Owner Occupied   12/25/1900    4/29/2004
  34114413   CHINO                       91710     CA    Single Family            Owner Occupied       12/25/1900    4/13/2004
  33913906   ZEPHYRHILLS                 33543     FL    PUD                      Owner Occupied       12/25/1900    4/23/2004
  33767476   APALACHIN T/O OWEGO         13732     NY    Single Family            Owner Occupied       12/25/1900    4/22/2004
  33172404   DETROIT                     48204     MI    Single Family            Owner Occupied       12/25/1900    4/20/2004
  33882903   RIVA                        21140     MD    PUD                      Owner Occupied       12/25/1900    4/27/2004
  33592742   HOUSTON                     77045     TX    Single Family            Non-Owner Occupied   12/25/1900    4/21/2004
  33825530   SUN CITY                    92586     CA    Single Family            Owner Occupied       12/25/1900    4/13/2004
4000142763   MADERA                      93638     CA    Single Family            Owner Occupied       12/25/1900    4/26/2004
  33356650   CORNELIUS                   28031     NC    PUD                      Owner Occupied       12/25/1900    4/30/2004
  34024612   HOOKSETT                     3106     NH    Condo                    Owner Occupied       12/25/1900    4/29/2004
  33991209   HOLLYWOOD                   33024     FL    Single Family            Owner Occupied       12/25/1900    4/30/2004
  33494741   SACRAMENTO                  95838     CA    Single Family            Owner Occupied       12/25/1900    4/22/2004
  33569476   PORTLAND                    97218     OR    Single Family            Owner Occupied       12/25/1900    4/14/2004
  34003392   HOUSTON                     77015     TX    PUD                      Owner Occupied       12/25/1900    4/30/2004
  33404146   COACHELLA                   92236     CA    Single Family            Owner Occupied       12/25/1900    4/20/2004
  33849357   WEST VALLEY CITY            84120     UT    Single Family            Owner Occupied       12/25/1900    4/21/2004
  33749334   EAST WENATCHEE              98802     WA    Single Family            Owner Occupied       12/25/1900    4/21/2004
  34104299   LAS VEGAS                   89130     NV    PUD                      Owner Occupied       12/25/1900    4/14/2004
  33832197   INGLEWOOD                   90304     CA    Single Family            Owner Occupied       12/25/1900    4/16/2004
  34092031   LANCASTER                   93536     CA    Single Family            Owner Occupied       12/25/1900    4/22/2004
  34049023   DALLAS                      75219     TX    Condo                    Owner Occupied       12/25/1900    4/30/2004
  33992066   HIALEAH                     33016     FL    Condo                    Non-Owner Occupied   12/25/1900    4/27/2004
  33793670   BYRON                       94514     CA    Condo                    Owner Occupied       12/25/1900    4/27/2004
  33475690   OXNARD                      93030     CA    Single Family            Owner Occupied       12/25/1900    4/22/2004
  34119347   FULLERTON                   92832     CA    Single Family            Owner Occupied       12/25/1900    4/23/2004
4000139425   ANTELOPE                    95843     CA    Single Family            Owner Occupied       12/25/1900    4/13/2004
  33525791   NELSONVILLE                 45764     OH    Single Family            Owner Occupied       12/25/1900    4/26/2004
  34118166   GARDENA                     90249     CA    Single Family            Owner Occupied       12/25/1900    4/20/2004

                                                                                            PAID        ORIGINAL
               FIRST    MATURITY    REMAINING   ORIGINAL   SCHEDULED                        THRU     COMBINED LOAN       OTS
  LOANID     PAY DATE     DATE        TERM       BALANCE    BALANCE     RATE     P&I        DATE        TO VALUE     DELINQUENCY
--------------------------------------------------------------------------------------------------------------------------------
  34088161   6/1/2004   5/1/2034          359    324000     323905.5    6.99   1,887.30   6/1/2004             90        0-29
  33594508   6/1/2004   5/1/2034          359    108900    108704.59   6.625     697.30   6/1/2004             90        0-29
  33914227   6/1/2004   5/1/2034          358    185100    185020.67   5.375     829.09   7/1/2004    79.98962857        0-29
  33820259   6/1/2004   5/1/2034          359     92984        92984       6     464.92   6/1/2004             80        0-29
  33372749   6/1/2004   5/1/2034          359     95900        95900   6.125     489.49   6/1/2004    79.98331943        0-29
  33957515   6/1/2004   5/1/2034          359    301750    301087.91     5.5   1,713.31   6/1/2004             85        0-29
  33767161   6/1/2004   5/1/2034          359     60000      59908.4   7.375     414.41   6/1/2004     44.7761194        0-29
  34088468   6/1/2004   5/1/2034          359    318400       318400   5.625   1,492.50   6/1/2004             80        0-29
  34002238   6/1/2004   5/1/2034          358    152500    152294.25    7.99   1,117.93   7/1/2004    89.99758039        0-29
  33770199   6/1/2004   5/1/2034          359    297500    297089.16   7.875   2,157.09   6/1/2004             85        0-29
  33915760   6/1/2004   5/1/2034          359    128000       128000     6.5     693.33   6/1/2004             80        0-29
  33952235   6/1/2004   5/1/2034          359    260000       260000   6.375   1,381.25   6/1/2004             80        0-29
  34149153   6/1/2004   5/1/2034          359    106400    106363.08   6.125     543.08   6/1/2004             80        0-29
  34145680   6/1/2004   5/1/2034          359    164000       164000   5.625     768.75   6/1/2004             80        0-29
  34115956   6/1/2004   5/1/2034          359    315000    314979.93    7.75   2,034.38   6/1/2004           87.5        0-29
  33841479   6/1/2004   5/1/2034          358    331200    331117.34    5.99   1,653.24   7/1/2004             90        0-29
  33627696   6/1/2004   5/1/2034          359    266000    265529.33   6.625   1,703.23   6/1/2004             95        0-29
  34148742   6/1/2004   5/1/2034          358    171600       171600    5.25     750.75   7/1/2004             80        0-29
  33372269   6/1/2004   5/1/2034          359     91200        91200   7.625     579.50   6/1/2004             95        0-29
  34184721   6/1/2004   5/1/2034          359    140000       140000    5.75     670.83   6/1/2004             80        0-29
  33862152   6/1/2004   5/1/2034          359    140000    139764.07   6.875     919.71   6/1/2004             80        0-29
4000122139   6/1/2004   5/1/2034          359    229500       229500   6.125   1,171.41   6/1/2004             90        0-29
  33989021   6/1/2004   5/1/2034          359     99450        99450    7.25     600.84   6/1/2004             85        0-29
  34244582   6/1/2004   5/1/2034          359     42750     42686.34     7.5     298.92   6/1/2004             95        0-29
  33477605   6/1/2004   5/1/2034          359    245000     244499.2   5.875   1,449.27   6/1/2004    72.05882353        0-29
  34052241   6/1/2004   5/1/2034          359    123600       123600    6.25     643.75   6/1/2004             80        0-29
  33990961   6/1/2004   5/1/2034          359    175500    175336.84    6.75     987.19   6/1/2004    89.99307746        0-29
  33891409   6/1/2004   5/1/2034          359    222400       222400     5.5   1,019.33   6/1/2004             80        0-29
  33827445   6/1/2004   5/1/2034          358    197600       197600     6.5   1,070.33   7/1/2004             95        0-29
  34011296   6/1/2004   5/1/2034          359     51200     51104.89   6.375     319.43   6/1/2004             80        0-29
  33685926   6/1/2004   5/1/2034          359    157600       157600    5.75     755.17   6/1/2004             80        0-29
  33987595   6/1/2004   5/1/2034          359     91800     91671.49   8.875     730.41   6/1/2004             90        0-29
  34110627   6/1/2004   5/1/2034          359    141000    140738.11   6.375     879.66   6/1/2004    58.50622407        0-29
  33450875   6/1/2004   5/1/2034          359    240200     240197.5   7.125   1,426.19   6/1/2004          48.04        0-29
  33787052   6/1/2004   5/1/2034          358    300000    299824.62    5.25   1,312.50   7/1/2004             80        0-29
  34053686   6/1/2004   5/1/2034          358     78350        78350     7.5     489.69   7/1/2004    89.95407577        0-29
  34114413   6/1/2004   5/1/2034          359    312000       312000    5.25   1,365.00   6/1/2004             80        0-29
  33913906   6/1/2004   5/1/2034          358     80000        80000   6.125     408.33   7/1/2004    79.20792079        0-29
  33767476   6/1/2004   5/1/2034          359     30000     29950.66       7     199.60   6/1/2004    41.09589041        0-29
  33172404   6/1/2004   5/1/2034          359     73150     72978.92   7.875     530.39   6/1/2004             95        0-29
  33882903   6/1/2004   5/1/2034          359    308000       308000   5.625   1,443.75   6/1/2004             80        0-29
  33592742   6/1/2004   5/1/2034          359     67200     67075.17   6.375     419.25   6/1/2004             80        0-29
  33825530   6/1/2004   5/1/2034          359    220000       220000     6.5   1,191.67   6/1/2004             80        0-29
4000142763   6/1/2004   5/1/2034          359    126000    125760.28    6.25     775.80   6/1/2004             90        0-29
  33356650   6/1/2004   5/1/2034          359    176100     175850.6    7.75   1,261.61   6/1/2004    99.99772861        0-29
  34024612   6/1/2004   5/1/2034          358    162900     162669.3    7.75   1,167.04   7/1/2004            100        0-29
  33991209   6/1/2004   5/1/2034          359    135000    134818.22       8     990.59   6/1/2004            100        0-29
  33494741   6/1/2004   5/1/2034          359    193500    193225.98    7.75   1,386.26   6/1/2004             90        0-29
  33569476   6/1/2004   5/1/2034          359    146200     145982.3     7.5   1,022.26   6/1/2004    74.97628144        0-29
  34003392   6/1/2004   5/1/2034          359     97000     96839.18   8.625     754.46   6/1/2004            100        0-29
  33404146   6/1/2004   5/1/2034          358    134350       134350   6.375     713.73   7/1/2004    79.98594962        0-29
  33849357   6/1/2004   5/1/2034          356     70000        70000   4.875     284.38   9/1/2004             56        0-29
  33749334   6/1/2004   5/1/2034          359     90000        90000   6.125     459.38   6/1/2004             80        0-29
  34104299   6/1/2004   5/1/2034          359    232000       232000    6.25   1,208.33   6/1/2004    65.90909091        0-29
  33832197   6/1/2004   5/1/2034          359    240550       240550   6.625   1,328.04   6/1/2004             85        0-29
  34092031   6/1/2004   5/1/2034          359    271900       271900   5.625   1,274.53   6/1/2004    79.99411592        0-29
  34049023   6/1/2004   5/1/2034          359    112000     111330.8    5.75     653.61   6/1/2004    65.11627907        0-29
  33992066   6/1/2004   5/1/2034          359    120700       120700    6.99     703.08   6/1/2004             85        0-29
  33793670   6/1/2004   5/1/2034          359    244400       244400   5.875   1,196.54   6/1/2004             80        0-29
  33475690   6/1/2004   5/1/2034          359    320000    319472.83    6.99   2,126.82   6/1/2004    58.18181818        0-29
  34119347   6/1/2004   5/1/2034          357    266500    264160.66   7.125   1,795.47   8/1/2004             65        0-29
4000139425   6/1/2004   5/1/2034          359    283100       283100   5.375   1,268.05   6/1/2004    79.99434869        0-29
  33525791   6/1/2004   5/1/2034          359     57600     57528.13   8.375     437.81   6/1/2004             80        0-29
  34118166   6/1/2004   5/1/2034          359    333500       333500    6.25   1,736.98   6/1/2004    89.41018767        0-29

                              INITIAL                     PREPAYMENT                                        FIRST RATE   RATE RESET
  LOANID     INDEX   MARGIN     CAP     FLOOR   CEILING      TERM              PREPAYMENT PENALTY           RESET DATE    FREQUENCY
------------------------------------------------------------------------------------------------------------------------------------
  34088161    6ML        5       3       6.99    12.99     1/0/1900    None                                   5/1/2006           6
  33594508    6ML      5.5       3      6.625   12.625    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33914227    6ML        4       3      5.375   11.375     2/5/1900    6 mo.s interest less 20% obal          5/1/2007           6
  33820259    6ML    4.375       3          6       12     1/0/1900    None                                   5/1/2006           6
  33372749    6ML    4.625       3      6.125   12.125    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  33957515    6ML    4.625       3        5.5     11.5    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33767161    6ML    5.625       3      7.375   13.375     1/0/1900    None                                   5/1/2006           6
  34088468    6ML     4.25       3      5.625   11.625    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  34002238    6ML    5.375       3       7.99    13.99    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33770199    6ML    5.375       3      7.875   13.875     1/0/1900    None                                   5/1/2006           6
  33915760    6ML    4.875       3        6.5     12.5    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33952235    6ML     4.75       3      6.375   12.375    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  34149153    6ML        4       3      6.125   12.125    1/24/1900    6 mo.s interest less 20% obal          5/1/2009           6
  34145680    6ML    3.875       3      5.625   11.625     2/5/1900    6 mo.s interest less 20% obal          5/1/2009           6
  34115956    6ML     6.25       3       7.75    13.75    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33841479    6ML    5.125       3       5.99    11.99     2/5/1900    6 mo.s interest less 20% obal          5/1/2007           6
  33627696    6ML     5.75       3      6.625   12.625    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  34148742    6ML    4.125       3       5.25    11.25    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33372269    6ML     6.75       3      7.625   13.625     2/5/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  34184721    6ML    4.125       1       5.75    11.75     1/0/1900    None                                  11/1/2004           6
  33862152    6ML        4       3      6.875   12.875    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
4000122139    6ML     5.25       3      6.125   12.125    1/24/1900    2% prepaid                             5/1/2006           6
  33989021    6ML     5.75       3       7.25    13.25    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  34244582    6ML    6.125       3        7.5     13.5     2/5/1900    6 mo.s interest less 20% obal          5/1/2007           6
  33477605    6ML        4       3      5.875   11.875    1/24/1900    6 mo.s interest less 20% obal          5/1/2009           6
  34052241    6ML     4.25       3       6.25    12.25     2/5/1900    6 mo.s interest less 20% obal          5/1/2009           6
  33990961    6ML    5.875       3       6.75    12.75    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33891409    6ML    3.625       3        5.5     11.5     2/5/1900    6 mo.s interest less 20% obal          5/1/2009           6
  33827445    6ML     5.75       3        6.5     12.5    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  34011296    6ML      4.5       3      6.375   12.375    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33685926    6ML    4.375       3       5.75    11.75    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33987595    6ML    7.375       3      8.875   14.875    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  34110627    6ML      4.5       3      6.375   12.375    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33450875    6ML    5.125       3      7.125   13.125     2/5/1900    6 mo.s interest less 20% obal          5/1/2009           6
  33787052    6ML     3.75       3       5.25    11.25     2/5/1900    6 mo.s interest less 20% obal          5/1/2007           6
  34053686    6ML      4.5       3        7.5     13.5     1/0/1900    None                                   5/1/2009           6
  34114413    6ML    3.375       3       5.25    11.25    1/24/1900    6 mo.s interest less 20% obal          5/1/2009           6
  33913906    6ML    4.625       3      6.125   12.125    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33767476    6ML      4.5       3          7       13     1/0/1900    None                                   5/1/2006           6
  33172404    6ML        7       3      7.875   13.875     2/5/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  33882903    6ML    4.375       3      5.625   11.625    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33592742    6ML    5.125       3      6.375   12.375    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33825530    6ML    5.125       3        6.5     12.5    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
4000142763    6ML    5.375       3       6.25    12.25    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33356650    6ML      5.5       3       7.75    13.75     1/0/1900    None                                   5/1/2007           6
  34024612    6ML     5.25       3       7.75    13.75    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33991209    6ML        5       3          8       14     1/0/1900    None                                   5/1/2006           6
  33494741    6ML     6.25       3       7.75    13.75    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33569476    6ML    5.125       3        7.5     13.5    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  34003392    6ML    6.125       3      8.625   14.625    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33404146    6ML    4.375       3      6.375   12.375     2/5/1900    6 mo.s interest less 20% obal          5/1/2009           6
  33849357    6ML        3       1      4.875   10.875    1/24/1900    6 mo.s interest less 20% obal         11/1/2004           6
  33749334    6ML    4.125       3      6.125   12.125     2/5/1900    6 mo.s interest less 20% obal          5/1/2009           6
  34104299    6ML    4.625       3       6.25    12.25    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33832197    6ML      5.5       3      6.625   12.625     2/5/1900    6 mo.s interest less 20% obal          5/1/2006           6
  34092031    6ML    4.375       3      5.625   11.625    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  34049023    6ML    4.125       3       5.75    11.75     2/5/1900    6 mo.s interest less 20% obal          5/1/2009           6
  33992066    6ML    4.875       3       6.99    12.99    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33793670    6ML     4.25       3      5.875   11.875    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33475690    6ML        5       3       6.99    12.99    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  34119347    6ML      5.5       3      7.125   13.125    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
4000139425    6ML        4       3      5.375   11.375    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33525791    6ML      6.5       3      8.375   14.375    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  34118166    6ML     5.25       3       6.25    12.25    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6

              PAYMENT
               RESET
  LOANID     FREQUENCY    PURPOSE   DIV   IO   IOTERM
-----------------------------------------------------
  34088161       6       C/O Refi   N     Y      60
  33594508       6       Purchase   N     N       0
  33914227       6       Purchase   N     Y      60
  33820259       6       Purchase   N     Y      60
  33372749       6       Purchase   N     Y      60
  33957515       6       C/O Refi   N     N       0
  33767161       6       C/O Refi   N     N       0
  34088468       6       Purchase   N     Y      60
  34002238       6       Purchase   N     N       0
  33770199       6       Purchase   N     N       0
  33915760       6       Purchase   N     Y      60
  33952235       6       C/O Refi   N     Y      60
  34149153       6       Purchase   N     Y      60
  34145680       6       Purchase   N     Y      60
  34115956       6       C/O Refi   N     Y      60
  33841479       6       Purchase   N     Y      60
  33627696       6       C/O Refi   N     N       0
  34148742       6       Purchase   N     Y      60
  33372269       6       Purchase   N     Y      60
  34184721       6       C/O Refi   N     Y      60
  33862152       6       Purchase   N     N       0
4000122139       6       R/T Refi   N     Y      60
  33989021       6       Purchase   N     Y      60
  34244582       6       C/O Refi   N     N       0
  33477605       6       C/O Refi   N     N       0
  34052241       6       Purchase   N     Y      60
  33990961       6       Purchase   N     Y      60
  33891409       6       Purchase   N     Y      60
  33827445       6       Purchase   N     Y      60
  34011296       6       C/O Refi   N     N       0
  33685926       6       Purchase   N     Y      60
  33987595       6       C/O Refi   N     N       0
  34110627       6       C/O Refi   N     N       0
  33450875       6       R/T Refi   N     Y      60
  33787052       6       Purchase   N     Y      60
  34053686       6       Purchase   N     Y      60
  34114413       6       Purchase   N     Y      60
  33913906       6       Purchase   N     Y      60
  33767476       6       C/O Refi   N     N       0
  33172404       6       C/O Refi   N     N       0
  33882903       6       Purchase   N     Y      60
  33592742       6       C/O Refi   N     N       0
  33825530       6       Purchase   N     Y      60
4000142763       6       R/T Refi   N     N       0
  33356650       6       Purchase   N     N       0
  34024612       6       Purchase   N     N       0
  33991209       6       Purchase   N     N       0
  33494741       6       C/O Refi   N     N       0
  33569476       6       Purchase   N     N       0
  34003392       6       Purchase   N     N       0
  33404146       6       Purchase   N     Y      60
  33849357       6       C/O Refi   N     Y      60
  33749334       6       Purchase   N     Y      60
  34104299       6       C/O Refi   N     Y      60
  33832197       6       C/O Refi   N     Y      60
  34092031       6       Purchase   N     Y      60
  34049023       6       Purchase   N     N       0
  33992066       6       Purchase   N     Y      60
  33793670       6       Purchase   N     Y      60
  33475690       6       C/O Refi   N     N       0
  34119347       6       R/T Refi   N     N       0
4000139425       6       Purchase   N     Y      60
  33525791       6       C/O Refi   N     N       0
  34118166       6       C/O Refi   N     Y      60

                                     D-1-18

                                                                PROPERTY                                ORIGINAL    ORIGINATION
  LOANID                CITY              ZIP    STATE            TYPE                OCCUPANCY           TERM          DATE
-------------------------------------------------------------------------------------------------------------------------------
  33829037   BIG BEAR CITY               92314     CA    Single Family            Owner Occupied       12/25/1900    4/26/2004
  33597865   KATY                        77493     TX    Single Family            Owner Occupied       12/25/1900    4/22/2004
  33891078   UPPER MARLBORO              20772     MD    Single Family            Owner Occupied       12/25/1900    4/26/2004
  34243899   ORLANDO                     32810     FL    Single Family            Owner Occupied       12/25/1900    4/26/2004
  34186726   MACON                       31206     GA    Single Family            Owner Occupied       12/25/1900    4/23/2004
  33956160   HEMET                       92545     CA    Single Family            Owner Occupied       12/25/1900    4/27/2004
  34153775   PORTLAND                    97236     OR    PUD                      Owner Occupied       12/25/1900    4/27/2004
  33839788   MENIFEE                     92584     CA    Single Family            Owner Occupied       12/25/1900    4/26/2004
  33577206   HILLSBORO                   97123     OR    PUD                      Owner Occupied       12/25/1900    4/15/2004
  34117754   LA HABRA                    90631     CA    Single Family            Owner Occupied       12/25/1900    4/16/2004
  33969320   AURORA                      80014     CO    PUD                      Owner Occupied       12/25/1900    4/23/2004
  33950221   MURRIETA                    92562     CA    Single Family            Owner Occupied       12/25/1900    4/19/2004
  34122820   BRAZIL                      47834     IN    Single Family            Owner Occupied       12/25/1900    4/21/2004
  33958935   FRESNO                      93705     CA    Single Family            Owner Occupied       12/25/1900    4/22/2004
  33727660   MISSION VIEJO               92691     CA    Condo                    Owner Occupied       12/25/1900    4/15/2004
  32836348   ONTARIO                     91761     CA    Single Family            Owner Occupied       12/25/1900     4/2/2004
  33720285   CHICAGO                     60622     IL    Multi Family - 2 Units   Owner Occupied       12/25/1900    4/22/2004
  33829318   COLTON                      92324     CA    Single Family            Owner Occupied       12/25/1900    4/19/2004
  33836644   CORONA                      92882     CA    PUD                      Owner Occupied       12/25/1900    4/19/2004
  34053843   FORT WORTH                  76108     TX    Single Family            Owner Occupied       12/25/1900    4/28/2004
  33233537   LAS VEGAS                   89144     NV    PUD                      Owner Occupied       12/25/1900     4/8/2004
  33340175   SAN DIMAS                   91773     CA    PUD                      Owner Occupied       12/25/1900    4/19/2004
  33477555   BAKERSFIELD                 93306     CA    Single Family            Owner Occupied       12/25/1900    5/13/2004
  34118281   MORENO VALLEY               92555     CA    PUD                      Owner Occupied       12/25/1900    4/29/2004
  34118489   WHITTIER                    90604     CA    Single Family            Owner Occupied       12/25/1900    4/22/2004
  33356361   CHARLOTTE                   28227     NC    Condo                    Owner Occupied       12/25/1900    4/27/2004
  33456963   NORTH BERGEN                 7047     NJ    Condo                    Owner Occupied       12/25/1900    4/30/2004
  34323097   WINCHESTER                  92596     CA    Single Family            Owner Occupied       12/25/1900    4/26/2004
  33218736   SURPRISE                    85379     AZ    PUD                      Owner Occupied       12/25/1900    4/21/2004
  33168956   HARRISON TWP                48045     MI    Single Family            Owner Occupied       12/25/1900    4/23/2004
  34136614   COLUMBUS                    43232     OH    Condo                    Owner Occupied       12/25/1900    4/29/2004
4000108408   CLAREMONT                    3743     NH    Single Family            Owner Occupied       12/25/1900    4/30/2004
  33009572   LEBANON                     46052     IN    Single Family            Owner Occupied       12/25/1900    4/26/2004
  34182964   VILLA RICA                  30180     GA    Single Family            Owner Occupied       12/25/1900    4/19/2004
  33746140   TACOMA                      98418     WA    Single Family            Owner Occupied       12/25/1900    4/16/2004
  33888025   HAGERSTOWN                  21742     MD    PUD                      Owner Occupied       12/25/1900    4/16/2004
  34095141   LOS ANGELES                 90011     CA    Multi Family - 2 Units   Owner Occupied       12/25/1900    4/28/2004
  33350778   LELAND                      28451     NC    Single Family            Owner Occupied       12/25/1900    4/22/2004
  33459991   SICKLERVILLE                 8081     NJ    Single Family            Owner Occupied       12/25/1900    4/23/2004
  34052407   DRIFTWOOD                   78619     TX    PUD                      Owner Occupied       12/25/1900    4/23/2004
  34088831   LOS BANOS                   93635     CA    Single Family            Owner Occupied       12/25/1900    4/22/2004
  33453747   BROOKLYN                    11207     NY    Multi Family - 2 Units   Owner Occupied       12/25/1900    4/26/2004
  33792516   ANTIOCH                     94509     CA    Single Family            Owner Occupied       12/25/1900    4/20/2004
  33916834   CASSELBERRY                 32707     FL    Single Family            Owner Occupied       12/25/1900    4/23/2004
4000141700   COVINA                      91724     CA    Single Family            Owner Occupied       12/25/1900    4/24/2004
  34054452   CARROLLTON                  75007     TX    Single Family            Non-Owner Occupied   12/25/1900    4/30/2004
  34114140   KINGS BEACH                 96143     CA    Single Family            Owner Occupied       12/25/1900    4/15/2004
  34222521   QUEEN CREEK                 85242     AZ    PUD                      Owner Occupied       12/25/1900    4/22/2004
  32680266   DUBUQUE                     52001     IA    Single Family            Owner Occupied       12/25/1900    4/26/2004
  33808221   CONLEY                      30288     GA    Single Family            Owner Occupied       12/25/1900    3/25/2004
  34166959   CHICAGO                     60613     IL    Condo >4                 Owner Occupied       12/25/1900    4/30/2004
  33717059   CHICAGO                     60628     IL    Single Family            Owner Occupied       12/25/1900    4/29/2004
  34163634   ALGONQUIN                   60102     IL    Condo                    Owner Occupied       12/25/1900    4/21/2004
  33357146   MOUNT PLEASANT              29464     SC    Single Family            Owner Occupied       12/25/1900    4/30/2004
  32616450   HIGLEY                      85236     AZ    PUD                      Owner Occupied       12/25/1900    4/19/2004
  33948464   GALT                        95632     CA    Single Family            Owner Occupied       12/25/1900    4/20/2004
  33927633   CANTON                      44703     OH    Single Family            Owner Occupied       12/25/1900    4/30/2004
  34182345   DULUTH                      30096     GA    PUD                      Owner Occupied       12/25/1900    4/23/2004
  33836313   SAN JACINTO                 92583     CA    Single Family            Non-Owner Occupied   12/25/1900    4/21/2004
  33251273   KISSIMMEE                   34759     FL    PUD                      Owner Occupied       12/25/1900    4/21/2004
  33554924   ONTARIO                     91764     CA    Single Family            Owner Occupied       12/25/1900    4/16/2004
  33912072   ST PETERSBURG               33713     FL    Single Family            Owner Occupied       12/25/1900    4/26/2004
  33928144   LORAIN                      44052     OH    Single Family            Owner Occupied       12/25/1900    4/26/2004
  33237603   LAS VEGAS                   89109     NV    Condo >4                 Owner Occupied       12/25/1900    4/19/2004

                                                                                            PAID        ORIGINAL
               FIRST    MATURITY    REMAINING   ORIGINAL   SCHEDULED                        THRU     COMBINED LOAN       OTS
  LOANID     PAY DATE     DATE        TERM       BALANCE    BALANCE     RATE     P&I        DATE        TO VALUE     DELINQUENCY
--------------------------------------------------------------------------------------------------------------------------------
  33829037   6/1/2004   5/1/2034          359    163200       163200   6.125     833.00   6/1/2004             80        0-29
  33597865   6/1/2004   5/1/2034          359    171950    171622.83    6.25   1,058.73   6/1/2004             95        0-29
  33891078   6/1/2004   5/1/2034          359    234000       234000   7.875   1,535.63   6/1/2004             90        0-29
  34243899   6/1/2004   5/1/2034          359     92000     91829.68     6.5     581.51   6/1/2004             80        0-29
  34186726   6/1/2004   5/1/2034          359     71250     71163.21     8.5     547.86   6/1/2004             95        0-29
  33956160   6/1/2004   5/1/2034          359    325000       325000   6.875   1,861.98   6/1/2004            100        0-29
  34153775   6/1/2004   5/1/2034          358    275000       275000   6.375   1,460.94   7/1/2004            100        0-29
  33839788   6/1/2004   5/1/2034          359    260000       260000    5.75   1,245.83   6/1/2004             80        0-29
  33577206   6/1/2004   5/1/2034          359    209150    208830.72   7.375   1,444.55   6/1/2004    89.99027597        0-29
  34117754   6/1/2004   5/1/2034          359    217000    216476.47    4.99   1,163.58   6/1/2004    56.36363636        0-29
  33969320   6/1/2004   5/1/2034          358    270000    269442.38   5.875   1,597.16   7/1/2004             90        0-29
  33950221   6/1/2004   5/1/2034          359    273600       273600    5.25   1,197.00   6/1/2004             80        0-29
  34122820   6/1/2004   5/1/2034          359     42000     41955.13   9.125     341.73   6/1/2004             80        0-29
  33958935   6/1/2004   5/1/2034          358    153000       152900   5.875     749.06   7/1/2004             85        0-29
  33727660   6/1/2004   5/1/2034          359    248000       248000    4.99   1,031.27   6/1/2004             80        0-29
  32836348   6/1/2004   5/1/2034          359    153000       153000   6.625     844.69   6/1/2004             85        0-29
  33720285   6/1/2004   5/1/2034          358    247500    247040.31   6.375   1,544.08   7/1/2004             90        0-29
  33829318   6/1/2004   5/1/2034          359    140000    139775.42   7.125     943.21   6/1/2004    76.50273224        0-29
  33836644   6/1/2004   5/1/2034          359    274000       274000   5.125   1,170.21   6/1/2004             80        0-29
  34053843   6/1/2004   5/1/2034          359     78350        78350   6.125     399.91   6/1/2004    79.98979071        0-29
  33233537   6/1/2004   5/1/2034          359    175000     174697.7    6.75   1,135.05   6/1/2004    63.63636364        0-29
  33340175   6/1/2004   5/1/2034          359    257600       257600   6.125   1,314.83   6/1/2004             80        0-29
  33477555   7/1/2004   6/1/2034          360     75050     74982.15     6.5     474.37   7/1/2004             95        0-29
  34118281   6/1/2004   5/1/2034          359    249250       249250    6.99   1,451.88   6/1/2004    84.92333901        0-29
  34118489   6/1/2004   5/1/2034          359    256000       256000    4.99   1,064.53   6/1/2004             80        0-29
  33356361   6/1/2004   5/1/2034          359     49750     49670.18   7.125     335.18   6/1/2004     84.9846259        0-29
  33456963   6/1/2004   5/1/2034          359    199500    199171.99       7   1,327.28   6/1/2004             95        0-29
  34323097   6/1/2004   5/1/2034          359    319900       319900    6.25   1,666.15   6/1/2004    79.99499875        0-29
  33218736   6/1/2004   5/1/2034          359    107100       107100    7.99     713.11   6/1/2004             90        0-29
  33168956   6/1/2004   5/1/2034          359    176800       176800    6.75     994.50   6/1/2004             85        0-29
  34136614   6/1/2004   5/1/2034          359     77800     77684.16     7.5     543.99   6/1/2004    94.99389499        0-29
4000108408   6/1/2004   5/1/2034          358     80000        80000     5.5     366.67   7/1/2004             80        0-29
  33009572   6/1/2004   5/1/2034          359    130000    129785.82    6.99     864.03   6/1/2004            100        0-29
  34182964   6/1/2004   5/1/2034          359    264000    263976.55    4.25     935.00   6/1/2004             80        0-29
  33746140   6/1/2004   5/1/2034          359    107120       107120     5.5     490.97   6/1/2004             80        0-29
  33888025   6/1/2004   5/1/2034          359    145600    145377.72   7.375   1,005.63   6/1/2004             80        0-29
  34095141   6/1/2004   5/1/2034          359    225000    224656.53   7.375   1,554.02   6/1/2004            100        0-29
  33350778   6/1/2004   5/1/2034          359     99000     98876.49   8.375     752.48   6/1/2004    84.54384751        0-29
  33459991   6/1/2004   5/1/2034          359    190000    189786.17   8.875   1,511.73   6/1/2004            100        0-29
  34052407   6/1/2004   5/1/2034          359    265000    264652.13   8.125   1,967.62   6/1/2004            100        0-29
  34088831   6/1/2004   5/1/2034          359    297000       297000   7.625   1,887.19   6/1/2004             90        0-29
  33453747   6/1/2004   5/1/2034          359    155000    154732.34    6.75   1,005.33   6/1/2004    43.66197183        0-29
  33792516   6/1/2004   5/1/2034          359    263000       263000   4.875   1,068.44   6/1/2004    79.72112761        0-29
  33916834   6/1/2004   5/1/2034          358     80750     80641.02    7.99     591.96   7/1/2004             95        0-29
4000141700   6/1/2004   5/1/2034          358    211200    210747.36   5.625   1,215.79   7/1/2004    58.66666667        0-29
  34054452   6/1/2004   5/1/2034          359    117600    117376.24    6.25     724.09   6/1/2004             80        0-29
  34114140   6/1/2004   5/1/2034          359    190000     189592.8   5.625   1,093.75   6/1/2004    55.88235294        0-29
  34222521   6/1/2004   5/1/2034          359    144800       144800       6     724.00   6/1/2004    79.98674253        0-29
  32680266   6/1/2004   5/1/2034          359     84600      84467.6    7.25     577.13   6/1/2004             90        0-29
  33808221   5/1/2004   4/1/2034          358     92000     91788.67   7.375     635.43   6/1/2004    76.66666667        0-29
  34166959   6/1/2004   5/1/2034          359    286100       286100   6.625   1,579.51   6/1/2004    89.99685436        0-29
  33717059   6/1/2004   5/1/2034          359     90000     89881.28   8.125     668.25   6/1/2004             90        0-29
  34163634   6/1/2004   5/1/2034          359    169100    168815.05   6.875   1,110.87   6/1/2004             95        0-29
  33357146   6/1/2004   5/1/2034          359    256000       256000    5.25   1,120.00   6/1/2004             80        0-29
  32616450   6/1/2004   5/1/2034          359    170950       170950   5.875     836.94   6/1/2004    79.99981281        0-29
  33948464   6/1/2004   5/1/2034          358    241600    241548.41   5.125   1,031.83   7/1/2004             80        0-29
  33927633   6/1/2004   5/1/2034          359     55200     55127.54   8.125     409.86   6/1/2004             80        0-29
  34182345   6/1/2004   5/1/2034          358    166250    166020.42   7.875   1,205.43   7/1/2004             95        0-29
  33836313   6/1/2004   5/1/2034          359    240300       240300     6.5   1,301.63   6/1/2004             90        0-29
  33251273   6/1/2004   5/1/2034          359    114000       114000    6.99     664.05   6/1/2004             95        0-29
  33554924   6/1/2004   5/1/2034          359    228000       228000     5.5   1,045.00   6/1/2004             80        0-29
  33912072   6/1/2004   5/1/2034          359    103500     103349.7   7.625     732.57   6/1/2004             90        0-29
  33928144   6/1/2004   5/1/2034          359     70400     70272.36     6.5     444.98   6/1/2004             80        0-29
  33237603   6/1/2004   5/1/2034          359     94500        94388   8.625     735.02   6/1/2004             90        0-29

                              INITIAL                     PREPAYMENT                                        FIRST RATE   RATE RESET
  LOANID     INDEX   MARGIN     CAP     FLOOR   CEILING      TERM              PREPAYMENT PENALTY           RESET DATE    FREQUENCY
-----------------------------------------------------------------------------------------------------------------------------------
  33829037    6ML        5       3      6.125   12.125    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33597865    6ML      5.5       3       6.25    12.25    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33891078    6ML    6.875       3      7.875   13.875    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  34243899    6ML    5.125       3        6.5     12.5    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  34186726    6ML     5.25       3        8.5     14.5     1/0/1900    None                                   5/1/2006           6
  33956160    6ML      5.5       3      6.875   12.875    1/12/1900    6 mo.s interest less 20% obal          5/1/2006           6
  34153775    6ML    5.375       3      6.375   12.375     2/5/1900    6 mo.s interest less 20% obal          5/1/2007           6
  33839788    6ML        4       3       5.75    11.75     2/5/1900    6 mo.s interest less 20% obal          5/1/2009           6
  33577206    6ML    6.375       3      7.375   13.375    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  34117754    6ML     3.75       3       4.99    10.99    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33969320    6ML    4.875       2      5.875   11.875     1/0/1900    None                                   5/1/2005           6
  33950221    6ML     3.75       3       5.25    11.25     2/5/1900    6 mo.s interest less 20% obal          5/1/2007           6
  34122820    6ML      7.5       3      9.125   15.125    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  33958935    6ML        4       3      5.875   11.875     2/5/1900    6 mo.s interest less 20% obal          5/1/2009           6
  33727660    6ML    3.625       3       4.99    10.99     2/5/1900    6 mo.s interest less 20% obal          5/1/2007           6
  32836348    6ML    5.625       3      6.625   12.625    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33720285    6ML    5.125       3      6.375   12.375    1/12/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  33829318    6ML        5       3      7.125   13.125    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33836644    6ML        4       1      5.125   11.125    1/24/1900    6 mo.s interest less 20% obal         11/1/2004           6
  34053843    6ML      4.5       3      6.125   12.125     2/5/1900    6 mo.s interest less 20% obal          5/1/2007           6
  33233537    6ML     5.25       3       6.75    12.75    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33340175    6ML     4.75       3      6.125   12.125     2/5/1900    6 mo.s interest less 20% obal          5/1/2007           6
  33477555    6ML    5.625       3        6.5     12.5    1/24/1900    6 mo.s interest less 20% obal          6/1/2006           6
  34118281    6ML    5.875       3       6.99    12.99    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  34118489    6ML      3.5       3       4.99    10.99    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33356361    6ML     5.75       3      7.125   13.125     1/0/1900    None                                   5/1/2007           6
  33456963    6ML    6.125       3          7       13     1/0/1900    None                                   5/1/2006           6
  34323097    6ML        5       3       6.25    12.25    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33218736    6ML      6.5       3       7.99    13.99    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33168956    6ML    6.375       3       6.75    12.75     2/5/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  34136614    6ML     6.25       3        7.5     13.5    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
4000108408    6ML    3.625       3        5.5     11.5     2/5/1900    6 mo.s interest less 20% obal          5/1/2009           6
  33009572    6ML        6       3       6.99    12.99    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  34182964    6ML     3.25       1       4.25    10.25     1/0/1900    None                                  11/1/2004           6
  33746140    6ML    3.875       3        5.5     11.5    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33888025    6ML     5.75       3      7.375   13.375    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  34095141    6ML    5.125       3      7.375   13.375    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33350778    6ML    6.625       3      8.375   14.375     1/0/1900    None                                   5/1/2006           6
  33459991    6ML    6.625       3      8.875   14.875     1/0/1900    None                                   5/1/2006           6
  34052407    6ML     5.25       3      8.125   14.125     1/0/1900    None                                   5/1/2006           6
  34088831    6ML     5.75       3      7.625   13.625     1/0/1900    None                                   5/1/2006           6
  33453747    6ML    3.625       3       6.75    12.75     1/0/1900    None                                   5/1/2006           6
  33792516    6ML    3.375       3      4.875   10.875    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33916834    6ML    7.125       3       7.99    13.99    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
4000141700    6ML     4.75       3      5.625   11.625     2/5/1900    6 mo.s interest less 20% obal          5/1/2006           6
  34054452    6ML     3.75       3       6.25    12.25     1/0/1900    None                                   5/1/2006           6
  34114140    6ML     4.25       3      5.625   11.625    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  34222521    6ML    4.375       3          6       12    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  32680266    6ML     6.25       3       7.25    13.25    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33808221    6ML        6       3      7.375   13.375     1/0/1900    None                                   4/1/2006           6
  34166959    6ML      4.5       3      6.625   12.625     1/0/1900    None                                   5/1/2006           6
  33717059    6ML    6.875       3      8.125   14.125    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  34163634    6ML     5.75       3      6.875   12.875     2/5/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2007           6
  33357146    6ML    3.875       3       5.25    11.25     1/0/1900    None                                   5/1/2006           6
  32616450    6ML    4.125       3      5.875   11.875     2/5/1900    6 mo.s interest less 20% obal          5/1/2009           6
  33948464    6ML    4.125       3      5.125   11.125     2/5/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33927633    6ML      6.5       3      8.125   14.125    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  34182345    6ML    4.875       3      7.875   13.875     1/0/1900    None                                   5/1/2006           6
  33836313    6ML     4.75       3        6.5     12.5    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33251273    6ML    5.625       3       6.99    12.99    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33554924    6ML    4.125       3        5.5     11.5    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33912072    6ML    6.375       3      7.625   13.625    1/12/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33928144    6ML      5.5       3        6.5     12.5     2/5/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  33237603    6ML    6.625       3      8.625   14.625    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6

              PAYMENT
               RESET
  LOANID     FREQUENCY    PURPOSE   DIV   IO   IOTERM
-----------------------------------------------------
  33829037       6       Purchase   N     Y      60
  33597865       6       Purchase   N     N       0
  33891078       6       C/O Refi   N     Y      60
  34243899       6       C/O Refi   N     N       0
  34186726       6       Purchase   N     N       0
  33956160       6       Purchase   N     Y      60
  34153775       6       Purchase   N     Y      60
  33839788       6       Purchase   N     Y      60
  33577206       6       Purchase   N     N       0
  34117754       6       C/O Refi   N     N       0
  33969320       6       R/T Refi   N     N       0
  33950221       6       Purchase   N     Y      60
  34122820       6       Purchase   N     N       0
  33958935       6       C/O Refi   N     Y      60
  33727660       6       Purchase   N     Y      60
  32836348       6       Purchase   N     Y      60
  33720285       6       C/O Refi   N     N       0
  33829318       6       C/O Refi   N     N       0
  33836644       6       Purchase   N     Y      60
  34053843       6       Purchase   N     Y      60
  33233537       6       C/O Refi   N     N       0
  33340175       6       Purchase   N     Y      60
  33477555       6       Purchase   N     N       0
  34118281       6       Purchase   N     Y      60
  34118489       6       Purchase   N     Y      60
  33356361       6       Purchase   N     N       0
  33456963       6       Purchase   N     N       0
  34323097       6       Purchase   N     Y      60
  33218736       6       Purchase   N     Y      60
  33168956       6       R/T Refi   N     Y      60
  34136614       6       Purchase   N     N       0
4000108408       6       Purchase   N     Y      60
  33009572       6       C/O Refi   N     N       0
  34182964       6       C/O Refi   N     Y      60
  33746140       6       Purchase   N     Y      60
  33888025       6       C/O Refi   N     N       0
  34095141       6       Purchase   N     N       0
  33350778       6       C/O Refi   N     N       0
  33459991       6       Purchase   N     N       0
  34052407       6       Purchase   N     N       0
  34088831       6       Purchase   N     Y      60
  33453747       6       C/O Refi   N     N       0
  33792516       6       Purchase   N     Y      60
  33916834       6       Purchase   N     N       0
4000141700       6       R/T Refi   N     N       0
  34054452       6       C/O Refi   N     N       0
  34114140       6       C/O Refi   N     N       0
  34222521       6       Purchase   N     Y      60
  32680266       6       Purchase   N     N       0
  33808221       6       Purchase   N     N       0
  34166959       6       Purchase   N     Y      60
  33717059       6       Purchase   N     N       0
  34163634       6       C/O Refi   N     N       0
  33357146       6       Purchase   N     Y      60
  32616450       6       Purchase   N     Y      60
  33948464       6       Purchase   N     Y      60
  33927633       6       Purchase   N     N       0
  34182345       6       Purchase   N     N       0
  33836313       6       Purchase   N     Y      60
  33251273       6       C/O Refi   N     Y      60
  33554924       6       Purchase   N     Y      60
  33912072       6       C/O Refi   N     N       0
  33928144       6       C/O Refi   N     N       0
  33237603       6       C/O Refi   N     N       0

                                     D-1-19

                                                                PROPERTY                                ORIGINAL    ORIGINATION
  LOANID                CITY              ZIP    STATE            TYPE                OCCUPANCY           TERM          DATE
-------------------------------------------------------------------------------------------------------------------------------
  33684937   BAKERSFIELD                 93311     CA    Single Family            Owner Occupied       12/25/1900    4/21/2004
  33862103   NEW LONDON                  54961     WI    Single Family            Owner Occupied       12/25/1900    4/21/2004
  33972480   DENVER                      80205     CO    Single Family            Non-Owner Occupied   12/25/1900    4/29/2004
  33375007   WARREN                      48089     MI    Single Family            Owner Occupied       12/25/1900    4/26/2004
  33890831   SUITLAND                    20746     MD    Condo                    Owner Occupied       12/25/1900    4/30/2004
  33969346   AURORA                      80012     CO    Single Family            Owner Occupied       12/25/1900    4/28/2004
  34142919   GRESHAM                     97030     OR    Single Family            Owner Occupied       12/25/1900    4/21/2004
  34182543   SELMER                      38375     TN    Single Family            Owner Occupied       12/25/1900    4/28/2004
  34187500   JONESBORO                   30236     GA    Single Family            Owner Occupied       12/25/1900    4/27/2004
  33833633   ONTARIO                     91762     CA    Condo                    Owner Occupied       12/25/1900    4/19/2004
  34109819   CHINO                       91710     CA    Single Family            Owner Occupied       12/25/1900    4/21/2004
  33837915   WEST COVINA                 91792     CA    Condo                    Owner Occupied       12/25/1900    4/14/2004
  34089177   PASADENA                    91104     CA    Single Family            Owner Occupied       12/25/1900    4/15/2004
4000141756   PLEASANTON                  94588     CA    Condo                    Owner Occupied       12/25/1900    4/22/2004
  33475120   GUADALUPE                   93434     CA    Single Family            Owner Occupied       12/25/1900    4/23/2004
  33720574   OAK LAWN                    60453     IL    Single Family            Owner Occupied       12/25/1900    4/16/2004
  33788753   RIVERBANK                   95367     CA    Single Family            Owner Occupied       12/25/1900    4/16/2004
  33972951   NORTHGLENN                  80234     CO    Single Family            Owner Occupied       12/25/1900    4/28/2004
4000121366   LOS ANGELES                 90042     CA    Single Family            Owner Occupied       12/25/1900    4/26/2004
  33835778   PORTERVILLE                 93257     CA    Single Family            Owner Occupied       12/25/1900    4/13/2004
4000102934   HENDERSON                   89014     NV    Single Family            Owner Occupied       12/25/1900    4/19/2004
  33964222   LITTLETON                   80129     CO    PUD                      Owner Occupied       12/25/1900    4/15/2004
  33971680   PALMER LAKE                 80133     CO    Single Family            Owner Occupied       12/25/1900    4/28/2004
  34126961   HEBRON                      41048     KY    Single Family            Owner Occupied       12/25/1900    4/30/2004
  33950387   SAN DIEGO                   92105     CA    Single Family            Owner Occupied       12/25/1900    4/14/2004
  33970013   THORNTON                    80229     CO    PUD                      Owner Occupied       12/25/1900    4/28/2004
  33988940   WEST PALM BEACH             33413     FL    Single Family            Owner Occupied       12/25/1900    4/23/2004
  34092254   BRAWLEY                     92227     CA    Single Family            Owner Occupied       12/25/1900    4/26/2004
  34203059   SAINT PAUL                  55124     MN    PUD                      Owner Occupied       12/25/1900    4/30/2004
  33038928   FORT WASHINGTON             20744     MD    Single Family            Owner Occupied       12/25/1900    4/29/2004
  33172966   GRANDVILLE                  49418     MI    Single Family            Owner Occupied       12/25/1900    4/26/2004
  33720608   BUFFALO GROVE               60089     IL    Single Family            Owner Occupied       12/25/1900    4/20/2004
  34186957   BELL BUCKLE                 37020     TN    Single Family            Owner Occupied       12/25/1900    4/23/2004
  34085373   RANCHO CUCAMONGA            91730     CA    Single Family            Owner Occupied       12/25/1900    4/14/2004
  32314296   DETROIT                     48202     MI    Single Family            Owner Occupied       12/25/1900    3/26/2004
  33969833   DENVER                      80206     CO    Single Family            Owner Occupied       12/25/1900    4/26/2004
  33846437   MIDVALE                     84047     UT    Single Family            Owner Occupied       12/25/1900    4/22/2004
  33626193   BATTLE CREEK                49015     MI    Single Family            Owner Occupied       12/25/1900    4/22/2004
  34153767   VANCOUVER                   98683     WA    Single Family            Owner Occupied       12/25/1900    4/29/2004
  33991415   MIRAMAR                     33023     FL    Condo                    Owner Occupied       12/25/1900    4/26/2004
  33552274   SAN DIEGO                   92154     CA    Condo                    Owner Occupied       12/25/1900    4/19/2004
  33793951   TEMECULA                    92592     CA    Condo                    Owner Occupied       12/25/1900    4/28/2004
  34190512   LITHONIA                    30058     GA    Single Family            Owner Occupied       12/25/1900    4/26/2004
  33921552   BIRMINGHAM                  35206     AL    Single Family            Owner Occupied       12/25/1900    4/26/2004
  33950445   LOS ANGELES                 90710     CA    Condo                    Owner Occupied       12/25/1900    4/15/2004
  33837527   ONTARIO                     91761     CA    PUD                      Owner Occupied       12/25/1900    4/16/2004
4000135165   PATTERSON                   95363     CA    Single Family            Owner Occupied       12/25/1900    4/21/2004
  33907650   DELTONA                     32725     FL    Single Family            Owner Occupied       12/25/1900    4/23/2004
  34147801   LEBANON                     97355     OR    Single Family            Owner Occupied       12/25/1900    4/26/2004
  33573650   SALEM                       97304     OR    Single Family            Owner Occupied       12/25/1900    4/14/2004
  33559360   CARSON                      90745     CA    Single Family            Owner Occupied       12/25/1900    4/14/2004
  33971433   AURORA                      80014     CO    Single Family            Owner Occupied       12/25/1900    4/23/2004
  33973637   LAKEWOOD                    80226     CO    PUD                      Owner Occupied       12/25/1900    4/29/2004
  33560319   SAN DIEGO                   92114     CA    Multi Family - 2 Units   Owner Occupied       12/25/1900    4/20/2004
  33706144   CICERO                      60804     IL    Multi Family - 2 Units   Non-Owner Occupied   12/25/1900    4/27/2004
  34052225   PFLUGERVILLE                78660     TX    Single Family            Owner Occupied       12/25/1900    4/22/2004
4000142516   YUBA CITY                   95993     CA    Single Family            Owner Occupied       12/25/1900    4/26/2004
  33350448   PINEVILLE                   28134     NC    Single Family            Owner Occupied       12/25/1900    4/26/2004
  34193961   TUCKER                      30084     GA    Single Family            Owner Occupied       12/25/1900    4/30/2004
4000140306   CITRUS HEIGHTS              95621     CA    Single Family            Owner Occupied       12/25/1900    4/27/2004
  33555228   BRAWLEY                     92227     CA    Single Family            Owner Occupied       12/25/1900    4/22/2004
  33832239   MORENO VALLEY               92555     CA    Single Family            Owner Occupied       12/25/1900    4/19/2004
  33919259   SANFORD                     32773     FL    PUD                      Owner Occupied       12/25/1900    4/29/2004
  33953209   EL CAJON                    92021     CA    Single Family            Owner Occupied       12/25/1900    4/14/2004

                                                                                            PAID        ORIGINAL
               FIRST    MATURITY    REMAINING   ORIGINAL   SCHEDULED                        THRU     COMBINED LOAN       OTS
  LOANID     PAY DATE     DATE        TERM       BALANCE    BALANCE     RATE     P&I        DATE        TO VALUE     DELINQUENCY
--------------------------------------------------------------------------------------------------------------------------------
  33684937   6/1/2004   5/1/2034          359    165750       165750   6.875     949.61   6/1/2004             85        0-29
  33862103   6/1/2004   5/1/2034          359     52000     51922.56     7.5     363.60   6/1/2004             52        0-29
  33972480   6/1/2004   5/1/2034          359    147150       147150    7.25     889.03   6/1/2004             90        0-29
  33375007   6/1/2004   5/1/2034          359     78500     78364.44    6.75     509.15   6/1/2004    87.22222222        0-29
  33890831   6/1/2004   5/1/2034          359    140000    139811.48       8   1,027.28   6/1/2004            100        0-29
  33969346   6/1/2004   5/1/2034          359    140700    140674.34   5.875     688.84   6/1/2004     79.9886299        0-29
  34142919   6/1/2004   5/1/2034          358    258550    258033.93       6   1,550.14   7/1/2004    89.99303864        0-29
  34182543   6/1/2004   5/1/2034          359     36000     35957.33   8.625     280.01   6/1/2004             90        0-29
  34187500   6/1/2004   5/1/2034          359    128000       128000     6.5     693.33   6/1/2004             80        0-29
  33833633   6/1/2004   5/1/2034          359    156000       156000   5.875     763.75   6/1/2004             80        0-29
  34109819   6/1/2004   5/1/2034          358    284800    284743.63    4.75   1,127.33   7/1/2004             80        0-29
  33837915   6/1/2004   5/1/2034          359    202000       202000   7.125   1,199.38   6/1/2004           80.8        0-29
  34089177   6/1/2004   5/1/2034          359    265100    264192.71     4.5   1,343.23   6/1/2004    57.88209607        0-29
4000141756   6/1/2004   5/1/2034          359    306400       306400   5.875   1,500.08   6/1/2004             80        0-29
  33475120   6/1/2004   5/1/2034          359    185000       185000   5.375     828.65   6/1/2004    56.06060606        0-29
  33720574   6/1/2004   5/1/2034          359    288000    287351.52    6.25   1,773.27   6/1/2004             90        0-29
  33788753   6/1/2004   5/1/2034          359    273400       273400    5.99   1,364.72   6/1/2004    79.99133964        0-29
  33972951   6/1/2004   5/1/2034          359    161200       161200   5.375     722.04   6/1/2004    79.98015381        0-29
4000121366   6/1/2004   5/1/2034          358    154400       154400   5.375     691.58   7/1/2004             80        0-29
  33835778   6/1/2004   5/1/2034          359    160000    159659.09     6.5   1,011.31   6/1/2004    79.60199005        0-29
4000102934   6/1/2004   5/1/2034          358    165600       165600    5.25     724.50   7/1/2004             80        0-29
  33964222   6/1/2004   5/1/2034          359    275500    275058.05   7.125   1,856.10   6/1/2004             95        0-29
  33971680   6/1/2004   5/1/2034          358    100000       100000   5.875     489.58   7/1/2004             80        0-29
  34126961   6/1/2004   5/1/2034          359    108700       108700    5.25     475.56   6/1/2004     79.9852833        0-29
  33950387   6/1/2004   5/1/2034          358    207000    206955.61   5.125     884.06   7/1/2004             69        0-29
  33970013   6/1/2004   5/1/2034          359    220950       220950    5.75   1,058.72   6/1/2004    79.99927586        0-29
  33988940   6/1/2004   5/1/2034          359    125500       125500   6.875     719.01   6/1/2004    87.15277778        0-29
  34092254   6/1/2004   5/1/2034          358     70000     69853.47    5.75     408.51   7/1/2004    63.63636364        0-29
  34203059   6/1/2004   5/1/2034          358    290000    289665.07    8.75   2,281.44   7/1/2004            100        0-29
  33038928   6/1/2004   5/1/2034          359    312700       312700     6.5   1,693.79   6/1/2004     79.9933836        0-29
  33172966   6/1/2004   5/1/2034          359    152000    151727.55    6.75     985.87   6/1/2004    89.41176471        0-29
  33720608   6/1/2004   5/1/2034          359    285000    284586.13   7.625   2,017.22   6/1/2004             95        0-29
  34186957   6/1/2004   5/1/2034          358     95520        95520       7     557.20   7/1/2004             80        0-29
  34085373   6/1/2004   5/1/2034          358    217750       217750   5.875   1,066.07   7/1/2004             65        0-29
  32314296   5/1/2004   4/1/2034          358    192000    191547.94    7.25   1,309.78   6/1/2004             80        0-29
  33969833   6/1/2004   5/1/2034          359    280500       280500    5.99   1,400.16   6/1/2004             85        0-29
  33846437   6/1/2004   5/1/2034          359    112500       112500   7.125     667.97   6/1/2004             90        0-29
  33626193   6/1/2004   5/1/2034          359     91900     91783.86   8.375     698.51   6/1/2004    79.98259356        0-29
  34153767   6/1/2004   5/1/2034          359    198500    198172.97    6.99   1,319.30   6/1/2004            100        0-29
  33991415   6/1/2004   5/1/2034          359    128000    127799.29   7.375     884.07   6/1/2004            100        0-29
  33552274   6/1/2004   5/1/2034          359    240000       240000   5.625   1,125.00   6/1/2004             80        0-29
  33793951   6/1/2004   5/1/2034          359    204000       204000   4.875     828.75   6/1/2004             80        0-29
  34190512   6/1/2004   5/1/2034          359    120150    119935.91   6.625     769.34   6/1/2004             90        0-29
  33921552   6/1/2004   5/1/2034          359     73000     72873.94    6.75     473.48   6/1/2004    92.99363057        0-29
  33950445   6/1/2004   5/1/2034          359    207000    206535.04   5.375   1,159.15   6/1/2004    76.66666667        0-29
  33837527   6/1/2004   5/1/2034          359    225250    224799.54    5.99   1,349.04   6/1/2004             85        0-29
4000135165   6/1/2004   5/1/2034          359    277100       277100    5.75   1,327.77   6/1/2004    79.98914619        0-29
  33907650   6/1/2004   5/1/2034          359    121500    121309.85    7.25     828.85   6/1/2004     94.9960907        0-29
  34147801   6/1/2004   5/1/2034          358     94800     94606.74   6.375     591.43   7/1/2004             80        0-29
  33573650   6/1/2004   5/1/2034          359     95450     95272.71   6.375     595.49   6/1/2004    94.97512438        0-29
  33559360   6/1/2004   5/1/2034          359    275000    274489.22   6.375   1,715.65   6/1/2004    73.33333333        0-29
  33971433   6/1/2004   5/1/2034          359    204300       204300   7.125   1,213.03   6/1/2004             90        0-29
  33973637   6/1/2004   5/1/2034          359    156800       156800   5.625     735.00   6/1/2004             80        0-29
  33560319   6/1/2004   5/1/2034          359    165000    164601.92    4.99     884.75   6/1/2004    45.83333333        0-29
  33706144   6/1/2004   5/1/2034          359    187200       187200       7   1,092.00   6/1/2004             90        0-29
  34052225   6/1/2004   5/1/2034          358    122300       122300    7.25     738.90   7/1/2004    94.99029126        0-29
4000142516   6/1/2004   5/1/2034          359    210400       210400     5.5     964.33   6/1/2004             80        0-29
  33350448   6/1/2004   5/1/2034          359    123250    123047.35       7     819.99   6/1/2004    94.96840808        0-29
  34193961   6/1/2004   5/1/2034          359    109600       109600    6.25     570.83   6/1/2004             80        0-29
4000140306   6/1/2004   5/1/2034          359    204000       204000       4     680.00   6/1/2004             80        0-29
  33555228   6/1/2004   5/1/2034          359    129500       129500   6.375     687.97   6/1/2004    79.97282777        0-29
  33832239   6/1/2004   5/1/2034          359    293250       293250       6   1,466.25   6/1/2004             85        0-29
  33919259   6/1/2004   5/1/2034          358    133500       133475   6.125     681.41   7/1/2004    79.98178692        0-29
  33953209   6/1/2004   5/1/2034          359    325600       325600    5.75   1,560.17   6/1/2004             80        0-29

                              INITIAL                     PREPAYMENT                                        FIRST RATE   RATE RESET
  LOANID     INDEX   MARGIN     CAP     FLOOR   CEILING      TERM              PREPAYMENT PENALTY           RESET DATE    FREQUENCY
------------------------------------------------------------------------------------------------------------------------------------
  33684937    6ML      5.5       3      6.875   12.875    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33862103    6ML     5.75       3        7.5     13.5    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33972480    6ML    5.375       3       7.25    13.25    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33375007    6ML    5.625       3       6.75    12.75     2/5/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  33890831    6ML        6       3          8       14    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33969346    6ML    4.375       3      5.875   11.875    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  34142919    6ML    5.375       3          6       12    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  34182543    6ML    7.375       3      8.625   14.625    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  34187500    6ML    4.625       3        6.5     12.5     1/0/1900    None                                   5/1/2009           6
  33833633    6ML    4.375       3      5.875   11.875    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  34109819    6ML    4.125       3       4.75    10.75     2/5/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33837915    6ML    5.375       3      7.125   13.125    1/12/1900    6 mo.s interest less 20% obal          5/1/2006           6
  34089177    6ML     3.25       3        4.5     10.5     2/5/1900    6 mo.s interest less 20% obal          5/1/2007           6
4000141756    6ML     4.25       3      5.875   11.875    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33475120    6ML    3.625       3      5.375   11.375     2/5/1900    6 mo.s interest less 20% obal          5/1/2009           6
  33720574    6ML    5.125       3       6.25    12.25    1/12/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  33788753    6ML    4.625       3       5.99    11.99    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33972951    6ML        4       3      5.375   11.375    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
4000121366    6ML    4.375       3      5.375   11.375    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33835778    6ML    5.125       3        6.5     12.5    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
4000102934    6ML    3.625       3       5.25    11.25    1/24/1900    6 mo.s interest less 20% obal          5/1/2009           6
  33964222    6ML     6.25       3      7.125   13.125    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33971680    6ML    4.125       3      5.875   11.875     2/5/1900    6 mo.s interest less 20% obal          5/1/2007           6
  34126961    6ML    3.625       3       5.25    11.25    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  33950387    6ML    3.125       3      5.125   11.125     2/5/1900    6 mo.s interest less 20% obal          5/1/2009           6
  33970013    6ML     3.75       3       5.75    11.75    1/24/1900    6 mo.s interest less 20% obal          5/1/2009           6
  33988940    6ML    5.625       3      6.875   12.875    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  34092254    6ML     4.25       3       5.75    11.75    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  34203059    6ML    6.875       3       8.75    14.75     2/5/1900    min (2% prepaid, 60 days interest)     5/1/2006           6
  33038928    6ML    5.125       3        6.5     12.5    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33172966    6ML      6.5       3       6.75    12.75     2/5/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  33720608    6ML        6       3      7.625   13.625     1/0/1900    None                                   5/1/2006           6
  34186957    6ML      5.5       3          7       13    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  34085373    6ML    3.375       3      5.875   11.875    1/24/1900    6 mo.s interest less 20% obal          5/1/2009           6
  32314296    6ML    4.875       3       7.25    13.25     2/5/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33969833    6ML    4.125       3       5.99    11.99    1/12/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33846437    6ML        6       3      7.125   13.125    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33626193    6ML      6.5       3      8.375   14.375    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  34153767    6ML    5.875       3       6.99    12.99     2/5/1900    6 mo.s interest less 20% obal          5/1/2009           6
  33991415    6ML    5.125       3      7.375   13.375    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33552274    6ML        4       3      5.625   11.625    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33793951    6ML    3.625       3      4.875   10.875    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  34190512    6ML    5.875       3      6.625   12.625     1/0/1900    None                                   5/1/2006           6
  33921552    6ML    5.625       3       6.75    12.75    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33950445    6ML    4.125       3      5.375   11.375    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33837527    6ML    5.125       3       5.99    11.99    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
4000135165    6ML        4       3       5.75    11.75     2/5/1900    6 mo.s interest less 20% obal          5/1/2009           6
  33907650    6ML    6.375       3       7.25    13.25    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  34147801    6ML        5       3      6.375   12.375    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33573650    6ML    5.375       3      6.375   12.375    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33559360    6ML     4.75       3      6.375   12.375    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33971433    6ML    5.875       3      7.125   13.125    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33973637    6ML        5       1      5.625   11.625     2/5/1900    6 mo.s interest less 20% obal         11/1/2004           6
  33560319    6ML     3.75       3       4.99    10.99    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33706144    6ML    5.375       3          7       13    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  34052225    6ML        6       3       7.25    13.25    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
4000142516    6ML    3.625       3        5.5     11.5    1/24/1900    6 mo.s interest less 20% obal          5/1/2009           6
  33350448    6ML    5.875       3          7       13     1/0/1900    None                                   5/1/2006           6
  34193961    6ML    4.625       3       6.25    12.25     1/0/1900    None                                   5/1/2007           6
4000140306    6ML      3.5       3          4       10     2/5/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33555228    6ML    4.375       3      6.375   12.375     2/5/1900    6 mo.s interest less 20% obal          5/1/2009           6
  33832239    6ML     4.75       3          6       12    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33919259    6ML    3.875       3      6.125   12.125    1/24/1900    6 mo.s interest less 20% obal          5/1/2009           6
  33953209    6ML    4.375       3       5.75    11.75    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6

              PAYMENT
               RESET
  LOANID     FREQUENCY    PURPOSE   DIV   IO   IOTERM
-----------------------------------------------------
  33684937       6       Purchase   N     Y      60
  33862103       6       R/T Refi   N     N       0
  33972480       6       Purchase   N     Y      60
  33375007       6       R/T Refi   N     N       0
  33890831       6       Purchase   N     N       0
  33969346       6       Purchase   N     Y      60
  34142919       6       C/O Refi   N     N       0
  34182543       6       Purchase   N     N       0
  34187500       6       Purchase   N     Y      60
  33833633       6       Purchase   N     Y      60
  34109819       6       Purchase   N     Y      60
  33837915       6       C/O Refi   N     Y      60
  34089177       6       C/O Refi   N     N       0
4000141756       6       Purchase   N     Y      60
  33475120       6       C/O Refi   N     Y      60
  33720574       6       C/O Refi   N     N       0
  33788753       6       Purchase   N     Y      60
  33972951       6       Purchase   N     Y      60
4000121366       6       Purchase   N     Y      60
  33835778       6       C/O Refi   N     N       0
4000102934       6       Purchase   N     Y      60
  33964222       6       R/T Refi   N     N       0
  33971680       6       Purchase   N     Y      60
  34126961       6       Purchase   N     Y      60
  33950387       6       C/O Refi   N     Y      60
  33970013       6       Purchase   N     Y      60
  33988940       6       C/O Refi   N     Y      60
  34092254       6       C/O Refi   N     N       0
  34203059       6       Purchase   N     N       0
  33038928       6       Purchase   N     Y      60
  33172966       6       R/T Refi   N     N       0
  33720608       6       C/O Refi   N     N       0
  34186957       6       Purchase   N     Y      60
  34085373       6       C/O Refi   N     Y      60
  32314296       6       C/O Refi   N     N       0
  33969833       6       C/O Refi   N     Y      60
  33846437       6       Purchase   N     Y      60
  33626193       6       Purchase   N     N       0
  34153767       6       Purchase   N     N       0
  33991415       6       Purchase   N     N       0
  33552274       6       Purchase   N     Y      60
  33793951       6       Purchase   N     Y      60
  34190512       6       C/O Refi   N     N       0
  33921552       6       C/O Refi   N     N       0
  33950445       6       C/O Refi   N     N       0
  33837527       6       C/O Refi   N     N       0
4000135165       6       Purchase   N     Y      60
  33907650       6       Purchase   N     N       0
  34147801       6       C/O Refi   N     N       0
  33573650       6       Purchase   N     N       0
  33559360       6       C/O Refi   N     N       0
  33971433       6       R/T Refi   N     Y      60
  33973637       6       Purchase   N     Y      60
  33560319       6       C/O Refi   N     N       0
  33706144       6       Purchase   N     Y      60
  34052225       6       Purchase   N     Y      60
4000142516       6       Purchase   N     Y      60
  33350448       6       R/T Refi   N     N       0
  34193961       6       Purchase   N     Y      60
4000140306       6       Purchase   N     Y      60
  33555228       6       Purchase   N     Y      60
  33832239       6       Purchase   N     Y      60
  33919259       6       Purchase   N     Y      60
  33953209       6       Purchase   N     Y      60

                                     D-1-20

                                                                PROPERTY                                ORIGINAL    ORIGINATION
  LOANID                CITY              ZIP    STATE            TYPE                OCCUPANCY           TERM          DATE
-------------------------------------------------------------------------------------------------------------------------------
  33957879   ESCONDIDO                   92027     CA    Single Family            Owner Occupied       12/25/1900    4/23/2004
  34048264   CORINTH                     76210     TX    PUD                      Owner Occupied       12/25/1900    4/19/2004
  34115287   LOS ANGELES                 90011     CA    Single Family            Owner Occupied       12/25/1900    4/23/2004
  33835000   LAKE ELSINORE               92530     CA    Single Family            Owner Occupied       12/25/1900    4/19/2004
  34245241   SPRING HILL                 34607     FL    PUD                      Owner Occupied       12/25/1900    4/23/2004
  33863176   RACINE                      53405     WI    Single Family            Owner Occupied       12/25/1900    4/22/2004
  33240433   HENDERSON                   89015     NV    Single Family            Owner Occupied       12/25/1900    4/26/2004
  34002295   SPRING                      77389     TX    PUD                      Owner Occupied       12/25/1900    4/22/2004
  33887563   GREENBELT                   20770     MD    Condo                    Owner Occupied       12/25/1900    4/19/2004
  33721812   AUBURN                      62615     IL    Single Family            Owner Occupied       12/25/1900    4/16/2004
  33794272   VACAVILLE                   95687     CA    Single Family            Owner Occupied       12/25/1900    4/22/2004
  33477456   NORTHRIDGE AREA             91325     CA    Condo                    Owner Occupied       12/25/1900    4/23/2004
  34122564   HUBER HEIGHTS               45424     OH    Single Family            Owner Occupied       12/25/1900    4/26/2004
  33119751   SAINT FRANCIS               55070     MN    Single Family            Owner Occupied       12/25/1900    4/22/2004
  34088377   LANCASTER                   93536     CA    Single Family            Owner Occupied       12/25/1900    4/21/2004
  33356403   INMAN                       29349     SC    Single Family            Owner Occupied       12/25/1900    4/30/2004
  33837279   SAN JACINTO                 92583     CA    Single Family            Owner Occupied       12/25/1900    4/16/2004
  34245688   ATLANTIC BEACH              32233     FL    Single Family            Non-Owner Occupied   12/25/1900    4/29/2004
  33958752   POWAY                       92064     CA    Condo                    Owner Occupied       12/25/1900    4/23/2004
  33357740   LTTLE RIVER                 29566     SC    PUD                      Owner Occupied       12/25/1900    4/30/2004
  34114496   CYPRESS                     90630     CA    PUD                      Owner Occupied       12/25/1900    4/22/2004
  33866948   MUSKEGO                     53150     WI    Single Family            Owner Occupied       12/25/1900    4/23/2004
  34202788   PRIOR LAKE                  55372     MN    Condo                    Non-Owner Occupied   12/25/1900    4/30/2004
  34263731   LEAGUE CITY                 77573     TX    PUD                      Owner Occupied       12/25/1900    4/30/2004
  33906033   JACKSONVILLE                32258     FL    Single Family            Owner Occupied       12/25/1900    4/23/2004
  33782285   VALLEJO                     94589     CA    Single Family            Owner Occupied       12/25/1900    4/21/2004
  34147793   PORTLAND                    97266     OR    Single Family            Owner Occupied       12/25/1900    4/19/2004
  33950957   SAN DIEGO                   92131     CA    Condo                    Owner Occupied       12/25/1900    4/16/2004
  33887365   GAITHERSBURG                20879     MD    PUD                      Owner Occupied       12/25/1900    4/22/2004
4000137979   BAKERSFIELD                 93308     CA    Single Family            Owner Occupied       12/25/1900    4/27/2004
  34262543   HOUSTON                     77090     TX    PUD                      Owner Occupied       12/25/1900    4/30/2004
  34089789   SAN JACINTO                 92583     CA    Single Family            Owner Occupied       12/25/1900    4/20/2004
  33866559   SAINT LOUIS                 63138     MO    Single Family            Non-Owner Occupied   12/25/1900    4/23/2004
  33834391   FONTANA                     92334     CA    Single Family            Owner Occupied       12/25/1900    4/14/2004
  33398207   BUFORD                      30519     GA    PUD                      Owner Occupied       12/25/1900    4/30/2004
4000142899   TURLOCK                     95380     CA    Single Family            Owner Occupied       12/25/1900    4/22/2004
  34051003   EL PASO                     79938     TX    Single Family            Owner Occupied       12/25/1900    4/21/2004
  34089813   SANTA CLARITA               91387     CA    Condo                    Owner Occupied       12/25/1900    4/20/2004
  34023549   PEMBROKE                     2359     MA    Single Family            Owner Occupied       12/25/1900    4/30/2004
  34115741   DIAMOND BAR                 91789     CA    Condo                    Owner Occupied       12/25/1900    4/13/2004
  34166983   BEACH PARK                  60083     IL    PUD                      Owner Occupied       12/25/1900    4/29/2004
  34243014   CASSELBERRY                 32707     FL    PUD                      Non-Owner Occupied   12/25/1900    4/23/2004
  32976227   LEAVENWORTH                 66048     KS    Single Family            Owner Occupied       12/25/1900    4/26/2004
  34223974   GILBERT                     85296     AZ    PUD                      Owner Occupied       12/25/1900    4/29/2004
  33917634   PONTE VEDRA BEACH           32082     FL    PUD                      Owner Occupied       12/25/1900    4/22/2004
  33356320   ROCK HILL                   29730     SC    Single Family            Owner Occupied       12/25/1900    4/30/2004
  34323345   PARAMOUNT                   90723     CA    Condo                    Owner Occupied       12/25/1900    4/28/2004
  33525551   CINCINNATI                  45255     OH    Single Family            Owner Occupied       12/25/1900    4/26/2004
  34128819   BETHEL                      45106     OH    Single Family            Owner Occupied              360    4/26/2004
  34166975   CHICAGO                     60636     IL    Single Family            Owner Occupied       12/25/1900    4/26/2004
  34123091   FOREST PARK                 45240     OH    Single Family            Owner Occupied       12/25/1900    4/26/2004
4000141210   LOGAN                       43138     OH    Single Family            Owner Occupied       12/25/1900    4/21/2004
  33540048   WALL                        15148     PA    Single Family            Owner Occupied       12/25/1900    4/30/2004
  34113399   EL CAJON                    92021     CA    Single Family            Owner Occupied       12/25/1900    4/13/2004
  33819525   NASHVILLE                   37206     TN    Single Family            Owner Occupied       12/25/1900    4/16/2004
  33356569   CLAYTON                     27520     NC    Single Family            Owner Occupied       12/25/1900    4/28/2004
  33953043   TEMECULA                    92591     CA    Single Family            Owner Occupied       12/25/1900    4/19/2004
  33792383   TRACY                       95376     CA    Single Family            Owner Occupied       12/25/1900    4/27/2004
  34205708   JORDAN                      55352     MN    Single Family            Owner Occupied       12/25/1900    4/26/2004
  33954777   CYPRESS                     90630     CA    Condo                    Owner Occupied       12/25/1900    4/16/2004
  33926254   WARREN                      44485     OH    Single Family            Owner Occupied       12/25/1900    4/20/2004
  33736893   ELK GROVE                   95758     CA    Single Family            Owner Occupied       12/25/1900    4/22/2004
  34118331   BUENA PARK                  90620     CA    Single Family            Owner Occupied       12/25/1900    4/19/2004
  33627282   LINCOLN PARK                48146     MI    Single Family            Owner Occupied       12/25/1900    4/23/2004

                                                                                            PAID        ORIGINAL
               FIRST    MATURITY    REMAINING   ORIGINAL   SCHEDULED                        THRU     COMBINED LOAN       OTS
  LOANID     PAY DATE     DATE        TERM       BALANCE    BALANCE     RATE     P&I        DATE        TO VALUE     DELINQUENCY
--------------------------------------------------------------------------------------------------------------------------------
  33957879   6/1/2004   5/1/2034          359    268000    267439.04    5.75   1,563.98   6/1/2004             80        0-29
  34048264   6/1/2004   5/1/2034          359    129200    129002.76   7.375     892.36   6/1/2004             95        0-29
  34115287   6/1/2004   5/1/2034          359    170000       170000   6.125     867.71   6/1/2004    73.91304348        0-29
  33835000   6/1/2004   5/1/2034          359    196800       196800   5.375     881.50   6/1/2004             80        0-29
  34245241   6/1/2004   5/1/2034          358    208250       208250   6.125   1,062.94   7/1/2004             85        0-29
  33863176   6/1/2004   5/1/2034          359     55250     55156.72       7     367.58   6/1/2004          81.25        0-29
  33240433   6/1/2004   5/1/2034          359    190800       190800    7.99   1,270.41   6/1/2004             90        0-29
  34002295   6/1/2004   5/1/2034          358     78000     77874.86   7.125     525.51   7/1/2004             80        0-29
  33887563   6/1/2004   5/1/2034          359    165000       165000   6.375     876.56   6/1/2004    86.38743455        0-29
  33721812   6/1/2004   5/1/2034          359     90250     90118.93   7.625     638.79   6/1/2004             95        0-29
  33794272   6/1/2004   5/1/2034          358    305000       305000     7.5   1,906.25   7/1/2004            100        0-29
  33477456   6/1/2004   5/1/2034          359    160000       160000   5.875     783.33   6/1/2004             80        0-29
  34122564   6/1/2004   5/1/2034          359    192000    191660.26   6.625   1,229.40   6/1/2004            100        0-29
  33119751   6/1/2004   5/1/2034          358    217800       217800       7   1,270.50   7/1/2004             90        0-29
  34088377   6/1/2004   5/1/2034          358    278600    278585.97       6   1,393.00   7/1/2004    79.98851565        0-29
  33356403   6/1/2004   5/1/2034          359     66150     66051.49     7.5     462.54   6/1/2004             90        0-29
  33837279   6/1/2004   5/1/2034          359    148000       148000       6     740.00   6/1/2004             80        0-29
  34245688   6/1/2004   5/1/2034          358    130500       130500    7.25     788.44   7/1/2004             90        0-29
  33958752   6/1/2004   5/1/2034          359    316000       316000     5.5   1,448.33   6/1/2004             80        0-29
  33357740   6/1/2004   5/1/2034          359    169500       169500   6.625     935.78   6/1/2004            100        0-29
  34114496   6/1/2004   5/1/2034          359    300000    299929.69   5.625   1,406.25   6/1/2004             80        0-29
  33866948   6/1/2004   5/1/2034          359    153000       153000       9   1,147.50   6/1/2004             90        0-29
  34202788   6/1/2004   5/1/2034          359    128600       128600   6.375     683.19   6/1/2004     89.9930021        0-29
  34263731   6/1/2004   5/1/2034          358    143200    142940.38     6.5     905.13   7/1/2004             80        0-29
  33906033   6/1/2004   5/1/2034          359    213655    213352.42    7.75   1,530.66   6/1/2004             95        0-29
  33782285   6/1/2004   5/1/2034          359    272000       272000   5.625   1,275.00   6/1/2004             80        0-29
  34147793   6/1/2004   5/1/2034          359    129600       129600     7.5     810.00   6/1/2004             90        0-29
  33950957   6/1/2004   5/1/2034          359    292000       292000    5.75   1,399.17   6/1/2004             80        0-29
  33887365   6/1/2004   5/1/2034          359    188000       188000    5.75     900.83   6/1/2004             80        0-29
4000137979   6/1/2004   5/1/2034          359    182800       182800   6.125     933.04   6/1/2004             80        0-29
  34262543   6/1/2004   5/1/2034          358    164950    164901.84     5.5     756.02   7/1/2004    89.97436317        0-29
  34089789   6/1/2004   5/1/2034          359    187000    186644.19    6.25   1,151.40   6/1/2004    81.65938865        0-29
  33866559   6/1/2004   5/1/2034          358     46800     46726.76    7.25     319.26   7/1/2004             90        0-29
  33834391   6/1/2004   5/1/2034          358    292000       291850    5.25   1,277.50   7/1/2004             80        0-29
  33398207   6/1/2004   5/1/2034          359    165400       165400    6.25     861.46   6/1/2004    79.98065764        0-29
4000142899   6/1/2004   5/1/2034          359    140000       140000    5.75     670.83   6/1/2004             80        0-29
  34051003   6/1/2004   5/1/2034          359    147250    147007.89       7     979.66   6/1/2004             95        0-29
  34089813   6/1/2004   5/1/2034          359    160300    159876.21   5.125     872.82   6/1/2004             70        0-29
  34023549   6/1/2004   5/1/2034          358    238500    237711.11    6.75   1,341.56   7/1/2004             90        0-29
  34115741   6/1/2004   5/1/2034          359    256000       256000     5.5   1,173.33   6/1/2004             80        0-29
  34166983   6/1/2004   5/1/2034          359    316450    316093.87   8.875   2,517.82   6/1/2004            100        0-29
  34243014   6/1/2004   5/1/2034          359    130500       130500   7.625     829.22   6/1/2004             90        0-29
  32976227   6/1/2004   5/1/2034          358     97800     97631.12    6.75     634.33   7/1/2004    94.95145631        0-29
  34223974   6/1/2004   5/1/2034          359    200550       200550   5.375     898.30   6/1/2004    79.98612058        0-29
  33917634   6/1/2004   5/1/2034          359    301600       301600    6.99   1,756.82   6/1/2004    94.99212598        0-29
  33356320   6/1/2004   5/1/2034          359     97750     97631.14     8.5     751.62   6/1/2004             85        0-29
  34323345   6/1/2004   5/1/2034          358    201000    200573.38   6.375   1,253.98   7/1/2004            100        0-29
  33525551   6/1/2004   5/1/2034          359    182750       182750   6.375     970.86   6/1/2004             85        0-29
  34128819   6/1/2004   5/1/2034   12/24/1900     94050     93891.51   6.875     617.85   6/1/2004       4/4/1900        0-29
  34166975   6/1/2004   5/1/2034          359     90000        90000   7.875     590.63   6/1/2004             90        0-29
  34123091   6/1/2004   5/1/2034          359    151200    150938.89    6.75     980.69   6/1/2004             80        0-29
4000141210   6/1/2004   5/1/2034          359     96300     96156.63     7.5     673.34   6/1/2004             90        0-29
  33540048   6/1/2004   5/1/2034          359    149000    148465.45    7.25   1,016.45   6/1/2004     94.9044586        0-29
  34113399   6/1/2004   5/1/2034          359    280000       280000   7.625   1,779.17   6/1/2004             80        0-29
  33819525   6/1/2004   5/1/2034          359    264000       264000   4.625   1,017.50   6/1/2004             80        0-29
  33356569   6/1/2004   5/1/2034          358     92600     92414.77   7.875     671.42   7/1/2004            100        0-29
  33953043   6/1/2004   5/1/2034          359    281600    281594.67    4.75   1,114.67   6/1/2004             80        0-29
  33792383   6/1/2004   5/1/2034          359    289600    289599.25    4.99   1,204.25   6/1/2004             80        0-29
  34205708   6/1/2004   5/1/2034          359    299200    298657.57     6.5   1,891.15   6/1/2004             85        0-29
  33954777   6/1/2004   5/1/2034          359    188000       188000    5.99     938.43   6/1/2004             80        0-29
  33926254   6/1/2004   5/1/2034          358     79000     78855.45     6.5     427.92   7/1/2004    92.94117647        0-29
  33736893   6/1/2004   5/1/2034          359    309800       309800    5.75   1,484.46   6/1/2004    89.98881675        0-29
  34118331   6/1/2004   5/1/2034          359    312000    311140.62    4.75   1,627.54   6/1/2004             80        0-29
  33627282   6/1/2004   5/1/2034          359    126350    126161.87     7.5     883.46   6/1/2004             95        0-29

                              INITIAL                     PREPAYMENT                                        FIRST RATE   RATE RESET
  LOANID     INDEX   MARGIN     CAP     FLOOR   CEILING      TERM              PREPAYMENT PENALTY           RESET DATE    FREQUENCY
-----------------------------------------------------------------------------------------------------------------------------------
  33957879    6ML    4.625       3       5.75    11.75    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  34048264    6ML     6.25       3      7.375   13.375     2/5/1900    6 mo.s interest less 20% obal          5/1/2009           6
  34115287    6ML    3.875       3      6.125   12.125     2/5/1900    6 mo.s interest less 20% obal          5/1/2009           6
  33835000    6ML    3.875       3      5.375   11.375     2/5/1900    6 mo.s interest less 20% obal          5/1/2007           6
  34245241    6ML      4.5       3      6.125   12.125    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33863176    6ML     5.75       3          7       13    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33240433    6ML    5.875       3       7.99    13.99    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  34002295    6ML    5.625       3      7.125   13.125     1/0/1900    None                                   5/1/2006           6
  33887563    6ML        5       3      6.375   12.375    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33721812    6ML     6.25       3      7.625   13.625    1/12/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  33794272    6ML      6.5       3        7.5     13.5    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33477456    6ML      4.5       1      5.875   11.875    1/24/1900    6 mo.s interest less 20% obal         11/1/2004           6
  34122564    6ML    5.375       3      6.625   12.625    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2009           6
  33119751    6ML    6.125       3          7       13     2/5/1900    min (2% prepaid, 60 days interest)     5/1/2006           6
  34088377    6ML    4.375       3          6       12    1/12/1900    6 mo.s interest less 20% obal          5/1/2007           6
  33356403    6ML     6.25       3        7.5     13.5     1/0/1900    None                                   5/1/2006           6
  33837279    6ML    4.375       3          6       12    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  34245688    6ML        5       3       7.25    13.25    1/24/1900    6 mo.s interest less 20% obal          5/1/2009           6
  33958752    6ML        4       3        5.5     11.5     2/5/1900    6 mo.s interest less 20% obal          5/1/2007           6
  33357740    6ML     5.75       3      6.625   12.625     1/0/1900    None                                   5/1/2006           6
  34114496    6ML      3.5       3      5.625   11.625     2/5/1900    6 mo.s interest less 20% obal          5/1/2009           6
  33866948    6ML      7.5       3          9       15    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  34202788    6ML      4.5       3      6.375   12.375     2/5/1900    min (2% prepaid, 60 days interest)     5/1/2006           6
  34263731    6ML    5.125       3        6.5     12.5    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33906033    6ML    7.125       3       7.75    13.75    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33782285    6ML        4       3      5.625   11.625    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  34147793    6ML     5.75       3        7.5     13.5    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33950957    6ML     4.25       3       5.75    11.75     2/5/1900    6 mo.s interest less 20% obal          5/1/2007           6
  33887365    6ML    4.375       3       5.75    11.75    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
4000137979    6ML        5       3      6.125   12.125    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  34262543    6ML    5.125       3        5.5     11.5     2/5/1900    6 mo.s interest less 20% obal          5/1/2007           6
  34089789    6ML    5.375       3       6.25    12.25    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33866559    6ML    5.625       3       7.25    13.25    1/24/1900    2% prepaid                             5/1/2006           6
  33834391    6ML    3.375       3       5.25    11.25    1/24/1900    6 mo.s interest less 20% obal          5/1/2009           6
  33398207    6ML    4.375       3       6.25    12.25     1/0/1900    None                                   5/1/2009           6
4000142899    6ML    3.625       3       5.75    11.75     2/5/1900    6 mo.s interest less 20% obal          5/1/2009           6
  34051003    6ML        6       3          7       13    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  34089813    6ML     3.75       3      5.125   11.125    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  34023549    6ML     5.75       3       6.75    12.75    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  34115741    6ML    4.125       1        5.5     11.5    1/24/1900    6 mo.s interest less 20% obal         11/1/2004           6
  34166983    6ML    6.625       3      8.875   14.875    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  34243014    6ML    5.625       3      7.625   13.625    1/24/1900    6 mo.s interest less 20% obal          5/1/2007           6
  32976227    6ML     5.75       3       6.75    12.75    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  34223974    6ML    4.375       3      5.375   11.375     2/5/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33917634    6ML     5.75       3       6.99    12.99     2/5/1900    6 mo.s interest less 20% obal          5/1/2009           6
  33356320    6ML        7       3        8.5     14.5     1/0/1900    None                                   5/1/2007           6
  34323345    6ML    5.375       3      6.375   12.375    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33525551    6ML      5.5       3      6.375   12.375     2/5/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  34128819    6ML    5.625       3      6.875   12.875           24    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006    1/6/1900
  34166975    6ML    6.125       3      7.875   13.875    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  34123091    6ML    5.375       3       6.75    12.75    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
4000141210    6ML    6.375       3        7.5     13.5     2/5/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  33540048    6ML     6.25       3       7.25    13.25    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  34113399    6ML      5.5       3      7.625   13.625    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33819525    6ML    3.875       1      4.625   10.625    1/24/1900    6 mo.s interest less 20% obal         11/1/2004           6
  33356569    6ML    5.375       3      7.875   13.875     1/0/1900    None                                   5/1/2007           6
  33953043    6ML     3.75       3       4.75    10.75     2/5/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33792383    6ML        4       3       4.99    10.99     2/5/1900    6 mo.s interest less 20% obal          5/1/2006           6
  34205708    6ML    5.875       3        6.5     12.5     2/5/1900    min (2% prepaid, 60 days interest)     5/1/2006           6
  33954777    6ML    4.625       3       5.99    11.99    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33926254    6ML    5.375       3        6.5     12.5     2/5/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  33736893    6ML    5.125       3       5.75    11.75    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  34118331    6ML    3.625       3       4.75    10.75    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33627282    6ML    6.375       3        7.5     13.5    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6

              PAYMENT
               RESET
  LOANID     FREQUENCY    PURPOSE   DIV   IO   IOTERM
-----------------------------------------------------
  33957879       6       C/O Refi   N     N       0
  34048264       6       R/T Refi   N     N       0
  34115287       6       C/O Refi   N     Y      60
  33835000       6       Purchase   N     Y      60
  34245241       6       C/O Refi   N     Y      60
  33863176       6       C/O Refi   N     N       0
  33240433       6       C/O Refi   N     Y      60
  34002295       6       C/O Refi   N     N       0
  33887563       6       C/O Refi   N     Y      60
  33721812       6       C/O Refi   N     N       0
  33794272       6       Purchase   N     Y      60
  33477456       6       Purchase   N     Y      60
  34122564       6       C/O Refi   N     N       0
  33119751       6       Purchase   N     Y      60
  34088377       6       Purchase   N     Y      60
  33356403       6       Purchase   N     N       0
  33837279       6       Purchase   N     Y      60
  34245688       6       Purchase   N     Y      60
  33958752       6       C/O Refi   N     Y      60
  33357740       6       Purchase   N     Y      60
  34114496       6       Purchase   N     Y      60
  33866948       6       R/T Refi   N     Y      60
  34202788       6       Purchase   N     Y      60
  34263731       6       Purchase   N     N       0
  33906033       6       Purchase   N     N       0
  33782285       6       R/T Refi   N     Y      60
  34147793       6       R/T Refi   N     Y      60
  33950957       6       Purchase   N     Y      60
  33887365       6       Purchase   N     Y      60
4000137979       6       Purchase   N     Y      60
  34262543       6       Purchase   N     Y      60
  34089789       6       C/O Refi   N     N       0
  33866559       6       Purchase   N     N       0
  33834391       6       Purchase   N     Y      60
  33398207       6       Purchase   N     Y      60
4000142899       6       Purchase   N     Y      60
  34051003       6       Purchase   N     N       0
  34089813       6       C/O Refi   N     N       0
  34023549       6       Purchase   N     Y      60
  34115741       6       Purchase   N     Y      60
  34166983       6       Purchase   N     N       0
  34243014       6       Purchase   N     Y      60
  32976227       6       C/O Refi   N     N       0
  34223974       6       Purchase   N     Y      60
  33917634       6       Purchase   N     Y      60
  33356320       6       Purchase   N     N       0
  34323345       6       Purchase   N     N       0
  33525551       6       R/T Refi   N     Y      60
  34128819       6       C/O Refi   N     N       0
  34166975       6       C/O Refi   N     Y      60
  34123091       6       C/O Refi   N     N       0
4000141210       6       C/O Refi   N     N       0
  33540048       6       Purchase   N     N       0
  34113399       6       C/O Refi   N     Y      60
  33819525       6       C/O Refi   N     Y      60
  33356569       6       Purchase   N     N       0
  33953043       6       Purchase   N     Y      60
  33792383       6       Purchase   N     Y      60
  34205708       6       C/O Refi   N     N       0
  33954777       6       Purchase   N     Y      60
  33926254       6       R/T Refi   N     Y      60
  33736893       6       Purchase   N     Y      60
  34118331       6       C/O Refi   N     N       0
  33627282       6       C/O Refi   N     N       0

                                     D-1-21

                                                                PROPERTY                                ORIGINAL    ORIGINATION
  LOANID                CITY              ZIP    STATE            TYPE                OCCUPANCY           TERM          DATE
-------------------------------------------------------------------------------------------------------------------------------
  34322529   REDLANDS                    92374     CA    Single Family            Owner Occupied       12/25/1900    4/23/2004
  33721598   FRANKFORT                   60423     IL    Single Family            Owner Occupied       12/25/1900    4/22/2004
  33354861   CARY                        27513     NC    PUD                      Owner Occupied       12/25/1900    4/30/2004
  33626201   VASSAR                      48768     MI    Single Family            Owner Occupied       12/25/1900    4/21/2004
  33889767   BOWIE                       20721     MD    PUD                      Owner Occupied       12/25/1900    4/30/2004
  33744327   OLYMPIA                     98513     WA    Single Family            Owner Occupied       12/25/1900    4/16/2004
  33120049   APPLE VALLEY                55124     MN    Condo                    Owner Occupied       12/25/1900    4/29/2004
  33171109   BRIGHTON                    48116     MI    Single Family            Owner Occupied       12/25/1900    4/22/2004
  33479007   VENTURA                     93001     CA    Condo                    Owner Occupied       12/25/1900    4/28/2004
  33624735   WILLIS                      48191     MI    Single Family            Owner Occupied       12/25/1900    4/21/2004
  33846890   OGDEN                       84404     UT    Single Family            Owner Occupied       12/25/1900    4/20/2004
  33850033   LOGAN                       84321     UT    Single Family            Owner Occupied       12/25/1900    4/23/2004
  33887142   WOODBRIDGE                  22193     VA    PUD                      Owner Occupied       12/25/1900    4/26/2004
  33919010   ORLANDO                     32806     FL    Single Family            Owner Occupied       12/25/1900    4/26/2004
  33965880   DENVER                      80249     CO    PUD                      Owner Occupied       12/25/1900    4/22/2004
  34245621   ORLANDO                     32818     FL    PUD                      Owner Occupied       12/25/1900    4/30/2004
4000126763   SOUTHOLD                    11971     NY    Single Family            Owner Occupied       12/25/1900    4/30/2004
  33791898   ANTIOCH                     94509     CA    Single Family            Owner Occupied       12/25/1900    4/16/2004
  33866864   SAINT ANN                   63074     MO    Single Family            Owner Occupied       12/25/1900    4/16/2004
  33581174   GRESHAM                     97080     OR    Single Family            Owner Occupied       12/25/1900    4/16/2004
  33990920   MIAMI                       33193     FL    Condo                    Non-Owner Occupied   12/25/1900    4/28/2004
  33375148   HOLT                        48842     MI    Single Family            Owner Occupied       12/25/1900    4/26/2004
  34089524   RIALTO                      92376     CA    Single Family            Owner Occupied       12/25/1900    4/20/2004
  33945031   EL CAJON                    92020     CA    Single Family            Owner Occupied       12/25/1900     4/8/2004
  34087676   WHITTIER                    90604     CA    Single Family            Owner Occupied       12/25/1900    4/22/2004
  34062802   NORTH LAS VEGAS             89031     NV    PUD                      Non-Owner Occupied   12/25/1900    4/26/2004
  33927351   CONNEAUT                    44030     OH    Single Family            Owner Occupied       12/25/1900    4/20/2004
  31142102   ASHLAND                     41101     KY    Single Family            Owner Occupied       12/25/1900    4/23/2004
  33969361   ELIZABETH                   80107     CO    Single Family            Owner Occupied       12/25/1900    4/21/2004
4000124029   PLANTATION                  33313     FL    Single Family            Owner Occupied       12/25/1900    4/24/2004
  33915505   DUNNELLON                   34432     FL    Single Family            Owner Occupied       12/25/1900    4/23/2004
  33921057   PALM HARBOR                 34684     FL    Single Family            Owner Occupied       12/25/1900    4/26/2004
  33885856   COLUMBIA                    21045     MD    PUD                      Owner Occupied       12/25/1900    4/16/2004
  33373747   BRITTON                     49229     MI    Single Family            Owner Occupied       12/25/1900    4/26/2004
  34026252   NEW HAVEN                    6511     CT    Multi Family - 2 Units   Owner Occupied       12/25/1900    4/23/2004
  33239047   RENO                        89506     NV    Single Family            Owner Occupied       12/25/1900    4/15/2004
  33552936   SAN DIEGO                   92139     CA    Single Family            Owner Occupied       12/25/1900    4/22/2004
  33748393   SUMNER                      98390     WA    PUD                      Owner Occupied       12/25/1900    4/26/2004
4000141895   MODESTO                     95358     CA    Single Family            Non-Owner Occupied   12/25/1900    4/23/2004
  34129189   BOWLING GREEN               43402     OH    Single Family            Non-Owner Occupied   12/25/1900    4/30/2004
  34127654   COVINGTON                   41014     KY    Single Family            Owner Occupied       12/25/1900    4/26/2004
  33495656   SACRAMENTO                  95828     CA    Single Family            Non-Owner Occupied   12/25/1900    4/15/2004
  33357229   LAURENS                     29360     SC    Single Family            Owner Occupied       12/25/1900    4/30/2004
  31141187   AMELIA                      45102     OH    PUD                      Owner Occupied       12/25/1900    4/23/2004
  34024158   SPRINGFIELD                  1109     MA    Single Family            Owner Occupied       12/25/1900    4/30/2004
  33374836   MACOMB                      48044     MI    Single Family            Owner Occupied       12/25/1900    4/23/2004
  33837287   LA QUINTA                   92253     CA    Single Family            Owner Occupied       12/25/1900    4/15/2004
  33119652   LINDSTROM                   55045     MN    Single Family            Owner Occupied       12/25/1900    4/19/2004
  34120022   YUCAIPA                     92399     CA    PUD                      Owner Occupied       12/25/1900    4/22/2004
  34123265   CINCINNATI                  45244     OH    Single Family            Owner Occupied       12/25/1900    4/30/2004
  33356726   HOLLY SPRINGS               27540     NC    PUD                      Owner Occupied       12/25/1900    4/29/2004
  34183202   SPARTA                      38583     TN    Single Family            Owner Occupied       12/25/1900    4/21/2004
  33168477   HIGHLAND PARK               48203     MI    Single Family            Owner Occupied       12/25/1900    4/22/2004
  33973231   THORNTON                    80229     CO    Single Family            Owner Occupied       12/25/1900    4/26/2004
  33354358   JOHNS ISLAND                29455     SC    Single Family            Owner Occupied       12/25/1900    4/23/2004
  34046599   BANDERA                     78003     TX    Single Family            Owner Occupied       12/25/1900    4/28/2004
  33848177   TOOELE                      84074     UT    Single Family            Owner Occupied       12/25/1900    4/22/2004
  33172768   DETROIT                     48235     MI    Single Family            Owner Occupied       12/25/1900    4/29/2004
4000143119   WINTERS                     95694     CA    Single Family            Owner Occupied       12/25/1900    4/23/2004
  33232844   LAS VEGAS                   89143     NV    PUD                      Owner Occupied       12/25/1900    4/19/2004
  34023572   MILTON                       2186     MA    Single Family            Owner Occupied       12/25/1900    4/26/2004
  34242131   ORLANDO                     32827     FL    PUD                      Second Home          12/25/1900    4/29/2004
  34192799   LITHONIA                    30058     GA    Single Family            Owner Occupied       12/25/1900    4/30/2004
  33863374   MILTON                      53563     WI    Single Family            Owner Occupied       12/25/1900    4/23/2004

                                                                                            PAID        ORIGINAL
               FIRST    MATURITY    REMAINING   ORIGINAL   SCHEDULED                        THRU     COMBINED LOAN       OTS
  LOANID     PAY DATE     DATE        TERM       BALANCE    BALANCE     RATE     P&I        DATE        TO VALUE     DELINQUENCY
--------------------------------------------------------------------------------------------------------------------------------
  34322529   6/1/2004   5/1/2034          358    178000       178000    6.75   1,001.25   7/1/2004            100        0-29
  33721598   6/1/2004   5/1/2034          359    320150       320150   6.125   1,634.10   6/1/2004             95        0-29
  33354861   6/1/2004   5/1/2034          358     85000     84879.61    7.75     608.96   7/1/2004            100        0-29
  33626201   6/1/2004   5/1/2034          358    152150    151917.73   7.375   1,050.87   7/1/2004             85        0-29
  33889767   6/1/2004   5/1/2034          359    191600       191600   5.625     898.13   6/1/2004             80        0-29
  33744327   6/1/2004   5/1/2034          359    109600       109600    5.75     525.17   6/1/2004             80        0-29
  33120049   6/1/2004   5/1/2034          358     90300        90300    6.25     470.31   7/1/2004    79.98228521        0-29
  33171109   6/1/2004   5/1/2034          359    190800       190800    6.75   1,073.25   6/1/2004             90        0-29
  33479007   6/1/2004   5/1/2034          359    241600       241600   6.375   1,283.50   6/1/2004             80        0-29
  33624735   6/1/2004   5/1/2034          359    180500    180250.73   7.875   1,308.76   6/1/2004             95        0-29
  33846890   6/1/2004   5/1/2034          359     86000      85999.8   6.625     474.79   6/1/2004    79.62962963        0-29
  33850033   6/1/2004   5/1/2034          359     92000        92000   8.375     642.08   6/1/2004    84.40366972        0-29
  33887142   6/1/2004   5/1/2034          359    160000    159709.93     6.5   1,011.31   6/1/2004    79.60199005        0-29
  33919010   6/1/2004   5/1/2034          358    131750    131577.03   8.125     978.25   7/1/2004     84.7266881        0-29
  33965880   6/1/2004   5/1/2034          359    175900       175900     5.5     806.21   6/1/2004    79.99090496        0-29
  34245621   6/1/2004   5/1/2034          359    157250       157250   7.125     933.67   6/1/2004             85        0-29
4000126763   6/1/2004   5/1/2034          359    312000    311974.65   4.875   1,267.50   6/1/2004             80        0-29
  33791898   6/1/2004   5/1/2034          359    270000       270000    6.75   1,518.75   6/1/2004             90        0-29
  33866864   6/1/2004   5/1/2034          359     68000     67886.59       7     452.41   6/1/2004             80        0-29
  33581174   6/1/2004   5/1/2034          359    156750    156458.85   6.375     977.92   6/1/2004    79.99489666        0-29
  33990920   6/1/2004   5/1/2034          359     90400        90400   7.125     536.75   6/1/2004             80        0-29
  33375148   6/1/2004   5/1/2034          359    195500    195206.64     7.5   1,366.97   6/1/2004             85        0-29
  34089524   6/1/2004   5/1/2034          359    200000       200000   5.375     895.83   6/1/2004             80        0-29
  33945031   6/1/2004   5/1/2034          358    325000       325000   5.875   1,591.15   7/1/2004    86.66666667        0-29
  34087676   6/1/2004   5/1/2034          359    314100       314100   6.375   1,668.66   6/1/2004             90        0-29
  34062802   6/1/2004   5/1/2034          359    157600       157600    6.99     918.02   6/1/2004    89.98361339        0-29
  33927351   6/1/2004   5/1/2034          359     58000     57884.23       6     347.74   6/1/2004    77.33333333        0-29
  31142102   6/1/2004   5/1/2034          359     61200     61056.65    6.75     396.95   6/1/2004             85        0-29
  33969361   6/1/2004   5/1/2034          359    256950    256472.75   6.375   1,603.04   6/1/2004    94.99953785        0-29
4000124029   6/1/2004   5/1/2034          359    219600       219600   5.125     937.87   6/1/2004             90        0-29
  33915505   6/1/2004   5/1/2034          358     89900     89776.79       8     659.66   7/1/2004            100        0-29
  33921057   6/1/2004   5/1/2034          359    185400       185400       7   1,081.50   6/1/2004             90        0-29
  33885856   6/1/2004   5/1/2034          359    172900    172654.84   7.875   1,253.65   6/1/2004             95        0-29
  33373747   6/1/2004   5/1/2034          359    232050       232050   7.375   1,426.14   6/1/2004             85        0-29
  34026252   6/1/2004   5/1/2034          359    147200       147165   6.875     843.33   6/1/2004             80        0-29
  33239047   6/1/2004   5/1/2034          359    168000    167656.58   5.875     993.79   6/1/2004    54.90196078        0-29
  33552936   6/1/2004   5/1/2034          359    331900    331253.18   6.125   2,016.66   6/1/2004     89.7027027        0-29
  33748393   6/1/2004   5/1/2034          357    160350    160315.09   5.875     785.05   8/1/2004    79.98104596        0-29
4000141895   6/1/2004   5/1/2034          359    202500       202500   5.125     864.84   6/1/2004             90        0-29
  34129189   6/1/2004   5/1/2034          359    104400       104400    5.75     500.25   6/1/2004             90        0-29
  34127654   6/1/2004   5/1/2034          359     51000     50922.14   7.375     352.25   6/1/2004             85        0-29
  33495656   6/1/2004   5/1/2034          359    135000       135000   6.625     745.31   6/1/2004             90        0-29
  33357229   6/1/2004   5/1/2034          360     92000        92000    5.75     440.83   6/1/2004             80        0-29
  31141187   6/1/2004   5/1/2034          359    210750       210750    6.25   1,097.66   6/1/2004    94.98377501        0-29
  34024158   6/1/2004   5/1/2034          359     60800      60713.9    7.75     435.58   6/1/2004             95        0-29
  33374836   6/1/2004   5/1/2034          359    253000    252984.56    7.99   1,684.56   6/1/2004    81.61290323        0-29
  33837287   6/1/2004   5/1/2034          359    230000    229620.81    6.99   1,528.66   6/1/2004    73.01587302        0-29
  33119652   6/1/2004   5/1/2034          359     50000     49923.67   7.375     345.34   6/1/2004    29.76190476        0-29
  34120022   6/1/2004   5/1/2034          359    273600       273600   5.625   1,282.50   6/1/2004             80        0-29
  34123265   6/1/2004   5/1/2034          359     89600        89600       6     448.00   6/1/2004             80        0-29
  33356726   6/1/2004   5/1/2034          359    109600    109590.92   5.375     490.92   6/1/2004             80        0-29
  34183202   6/1/2004   5/1/2034          359     41000     40945.81   8.125     304.43   6/1/2004    74.54545455        0-29
  33168477   6/1/2004   5/1/2034          358     80750      80528.9     7.5     564.62   7/1/2004             95        0-29
  33973231   6/1/2004   5/1/2034          359    162000       162000    7.75   1,046.25   6/1/2004             90        0-29
  33354358   6/1/2004   5/1/2034          359    271800       271800       6   1,359.00   6/1/2004             90        0-29
  34046599   6/1/2004   5/1/2034          359     76000     75881.06    7.25     518.46   6/1/2004             80        0-29
  33848177   6/1/2004   5/1/2034          358    256000       256000    6.25   1,333.33   7/1/2004             80        0-29
  33172768   6/1/2004   5/1/2034          359     97750     97618.38       8     717.26   6/1/2004             85        0-29
4000143119   6/1/2004   5/1/2034          359    245000       245000   7.375   1,505.73   6/1/2004            100        0-29
  33232844   6/1/2004   5/1/2034          359    204750       204750   7.125   1,215.70   6/1/2004             65        0-29
  34023572   6/1/2004   5/1/2034          359    310000    309464.68    6.75   2,010.66   6/1/2004    66.52360515        0-29
  34242131   6/1/2004   5/1/2034          359     99600        99428    6.75     646.01   6/1/2004             80        0-29
  34192799   6/1/2004   5/1/2034          358    135920       135920    5.25     594.65   7/1/2004             80        0-29
  33863374   6/1/2004   5/1/2034          359    182750    182442.06   6.875   1,200.54   6/1/2004             85        0-29

                              INITIAL                     PREPAYMENT                                        FIRST RATE   RATE RESET
  LOANID     INDEX   MARGIN     CAP     FLOOR   CEILING      TERM              PREPAYMENT PENALTY           RESET DATE    FREQUENCY
------------------------------------------------------------------------------------------------------------------------------------
  34322529    6ML     5.75       3       6.75    12.75    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33721598    6ML    5.625       3      6.125   12.125    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  33354861    6ML     5.25       3       7.75    13.75     1/0/1900    None                                   5/1/2006           6
  33626201    6ML     6.25       3      7.375   13.375    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  33889767    6ML     4.25       3      5.625   11.625    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33744327    6ML    4.375       3       5.75    11.75    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33120049    6ML    4.375       3       6.25    12.25    1/24/1900    min (2% prepaid, 60 days interest)     5/1/2006           6
  33171109    6ML      5.5       3       6.75    12.75    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  33479007    6ML    4.375       3      6.375   12.375    1/12/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33624735    6ML     5.25       3      7.875   13.875     2/5/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  33846890    6ML    4.875       3      6.625   12.625    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33850033    6ML      6.5       3      8.375   14.375    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33887142    6ML    5.125       3        6.5     12.5    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33919010    6ML     6.75       3      8.125   14.125    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33965880    6ML    4.375       3        5.5     11.5    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  34245621    6ML     5.75       3      7.125   13.125    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
4000126763    6ML      3.5       3      4.875   10.875     1/0/1900    None                                   5/1/2007           6
  33791898    6ML    5.625       3       6.75    12.75     2/5/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33866864    6ML    5.625       3          7       13    1/24/1900    2% prepaid                             5/1/2006           6
  33581174    6ML     5.25       3      6.375   12.375    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33990920    6ML     4.75       3      7.125   13.125    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33375148    6ML    6.375       3        7.5     13.5     2/5/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  34089524    6ML        4       3      5.375   11.375    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33945031    6ML     5.25       3      5.875   11.875    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  34087676    6ML    5.375       3      6.375   12.375     2/5/1900    6 mo.s interest less 20% obal          5/1/2007           6
  34062802    6ML    4.625       3       6.99    12.99     1/0/1900    None                                   5/1/2006           6
  33927351    6ML    4.625       3          6       12     2/5/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2007           6
  31142102    6ML        4       3       6.75    12.75    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  33969361    6ML    5.625       3      6.375   12.375    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
4000124029    6ML    5.125       3      5.125   11.125     2/5/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33915505    6ML     5.25       3          8       14    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33921057    6ML     5.75       3          7       13     2/5/1900    6 mo.s interest less 20% obal          5/1/2007           6
  33885856    6ML    6.875       3      7.875   13.875    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33373747    6ML     5.25       3      7.375   13.375    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  34026252    6ML    5.375       3      6.875   12.875    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33239047    6ML     4.25       3      5.875   11.875     2/5/1900    6 mo.s interest less 20% obal          5/1/2009           6
  33552936    6ML      5.5       3      6.125   12.125    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33748393    6ML        4       3      5.875   11.875    1/24/1900    6 mo.s interest less 20% obal          5/1/2009           6
4000141895    6ML    4.625       3      5.125   11.125    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  34129189    6ML      4.5       3       5.75    11.75     2/5/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2007           6
  34127654    6ML    5.625       3      7.375   13.375    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  33495656    6ML    5.125       3      6.625   12.625     2/5/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33357229    6ML    4.125       3       5.75    11.75     1/0/1900    None                                   5/1/2006           6
  31141187    6ML    5.375       3       6.25    12.25    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  34024158    6ML    6.875       3       7.75    13.75    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33374836    6ML    6.625       3       7.99    13.99    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  33837287    6ML    4.875       1       6.99    12.99    1/24/1900    6 mo.s interest less 20% obal         11/1/2004           6
  33119652    6ML    5.375       3      7.375   13.375    1/24/1900    min (2% prepaid, 60 days interest)     5/1/2006           6
  34120022    6ML     4.25       3      5.625   11.625    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  34123265    6ML    4.375       3          6       12    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  33356726    6ML     3.75       3      5.375   11.375     1/0/1900    None                                   5/1/2006           6
  34183202    6ML        6       3      8.125   14.125    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33168477    6ML    6.625       3        7.5     13.5    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  33973231    6ML     6.25       3       7.75    13.75    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33354358    6ML        5       3          6       12     1/0/1900    None                                   5/1/2007           6
  34046599    6ML    5.875       3       7.25    13.25    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33848177    6ML     4.25       3       6.25    12.25     2/5/1900    6 mo.s interest less 20% obal          5/1/2009           6
  33172768    6ML        7       3          8       14    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
4000143119    6ML      5.5       3      7.375   13.375    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33232844    6ML    5.125       3      7.125   13.125    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  34023572    6ML     5.25       3       6.75    12.75    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  34242131    6ML        5       3       6.75    12.75    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  34192799    6ML        4       1       5.25    11.25     1/0/1900    None                                  11/1/2004           6
  33863374    6ML     5.75       3      6.875   12.875    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6

              PAYMENT
               RESET
  LOANID     FREQUENCY    PURPOSE   DIV   IO   IOTERM
-----------------------------------------------------
  34322529       6       Purchase   N     Y      60
  33721598       6       Purchase   N     Y      60
  33354861       6       Purchase   N     N       0
  33626201       6       C/O Refi   N     N       0
  33889767       6       Purchase   N     Y      60
  33744327       6       C/O Refi   N     Y      60
  33120049       6       Purchase   N     Y      60
  33171109       6       C/O Refi   N     Y      60
  33479007       6       Purchase   N     Y      60
  33624735       6       Purchase   N     N       0
  33846890       6       C/O Refi   N     Y      60
  33850033       6       C/O Refi   N     Y      60
  33887142       6       C/O Refi   N     N       0
  33919010       6       C/O Refi   N     N       0
  33965880       6       Purchase   N     Y      60
  34245621       6       Purchase   N     Y      60
4000126763       6       Purchase   N     Y      60
  33791898       6       C/O Refi   N     Y      60
  33866864       6       C/O Refi   N     N       0
  33581174       6       Purchase   N     N       0
  33990920       6       Purchase   N     Y      60
  33375148       6       C/O Refi   N     N       0
  34089524       6       Purchase   N     Y      60
  33945031       6       Purchase   N     Y      60
  34087676       6       Purchase   N     Y      60
  34062802       6       Purchase   N     Y      60
  33927351       6       C/O Refi   N     N       0
  31142102       6       Purchase   N     N       0
  33969361       6       Purchase   N     N       0
4000124029       6       R/T Refi   N     Y      60
  33915505       6       Purchase   N     N       0
  33921057       6       C/O Refi   N     Y      60
  33885856       6       C/O Refi   N     N       0
  33373747       6       C/O Refi   N     Y      60
  34026252       6       Purchase   N     Y      60
  33239047       6       C/O Refi   N     N       0
  33552936       6       C/O Refi   N     N       0
  33748393       6       Purchase   N     Y      60
4000141895       6       R/T Refi   N     Y      60
  34129189       6       Purchase   N     Y      60
  34127654       6       C/O Refi   N     N       0
  33495656       6       Purchase   N     Y      60
  33357229       6       Purchase   N     Y      60
  31141187       6       Purchase   N     Y      60
  34024158       6       Purchase   N     N       0
  33374836       6       C/O Refi   N     Y      60
  33837287       6       C/O Refi   N     N       0
  33119652       6       C/O Refi   N     N       0
  34120022       6       Purchase   N     Y      60
  34123265       6       Purchase   N     Y      60
  33356726       6       Purchase   N     Y      60
  34183202       6       C/O Refi   N     N       0
  33168477       6       Purchase   N     N       0
  33973231       6       C/O Refi   N     Y      60
  33354358       6       Purchase   N     Y      60
  34046599       6       Purchase   N     N       0
  33848177       6       C/O Refi   N     Y      60
  33172768       6       Purchase   N     N       0
4000143119       6       Purchase   N     Y      60
  33232844       6       C/O Refi   N     Y      60
  34023572       6       C/O Refi   N     N       0
  34242131       6       Purchase   N     N       0
  34192799       6       Purchase   N     Y      60
  33863374       6       C/O Refi   N     N       0

                                     D-1-22

                                                                PROPERTY                                ORIGINAL    ORIGINATION
  LOANID                CITY              ZIP    STATE            TYPE                OCCUPANCY           TERM          DATE
-------------------------------------------------------------------------------------------------------------------------------
  34120428   CORONA                      92883     CA    Single Family            Owner Occupied       12/25/1900    4/27/2004
  34188722   JACKSON                     30233     GA    Single Family            Owner Occupied       12/25/1900    4/29/2004
  33793431   SANTA ROSA                  95403     CA    PUD                      Owner Occupied       12/25/1900    4/23/2004
  34023101   CARVER                       2330     MA    Single Family            Owner Occupied       12/25/1900    4/30/2004
  33926874   PARMA                       44134     OH    Single Family            Owner Occupied       12/25/1900    4/22/2004
  33867581   SAINT LOUIS                 63033     MO    Single Family            Owner Occupied       12/25/1900    4/22/2004
  33925280   PAINESVILLE                 44077     OH    Single Family            Owner Occupied       12/25/1900    4/26/2004
  33413402   INDIO                       92201     CA    Single Family            Owner Occupied       12/25/1900    4/12/2004
  33837485   APPLE VALLEY                92307     CA    Single Family            Owner Occupied       12/25/1900    4/21/2004
  34193565   RIPLEY                      38063     TN    Single Family            Owner Occupied       12/25/1900    4/30/2004
  33173311   STERLING HTS                48314     MI    Condo                    Owner Occupied       12/25/1900    4/29/2004
  34084822   COMPTON                     90220     CA    Single Family            Non-Owner Occupied   12/25/1900     4/6/2004
  34114660   MORENO VALLEY               92555     CA    PUD                      Owner Occupied       12/25/1900    4/19/2004
  34143214   CLACKAMAS                   97015     OR    PUD                      Owner Occupied       12/25/1900    4/13/2004
  33374471   MADISON HEIGHTS             48071     MI    Single Family            Owner Occupied       12/25/1900    4/23/2004
  33826496   RIVERSIDE                   92504     CA    Single Family            Owner Occupied       12/25/1900    4/26/2004
  33982281   NAPLES                      34116     FL    Single Family            Owner Occupied       12/25/1900    4/26/2004
4000133199   SUFFOLK                     23434     VA    PUD                      Owner Occupied       12/25/1900    4/30/2004
  33790908   MIDDLETOWN                  95461     CA    PUD                      Owner Occupied       12/25/1900    4/23/2004
  33118803   BROOKLYN CENTER             55429     MN    Single Family            Owner Occupied       12/25/1900    4/29/2004
  34127985   HILLSBORO                   45133     OH    Single Family            Owner Occupied       12/25/1900    4/22/2004
  33453879   FRANKLIN                     7416     NJ    Single Family            Owner Occupied       12/25/1900    4/23/2004
  33373796   INKSTER                     48141     MI    Single Family            Owner Occupied       12/25/1900    4/21/2004
  33791260   PETALUMA                    94954     CA    Single Family            Owner Occupied       12/25/1900    4/23/2004
  33711284   CHICAGO                     60651     IL    Single Family            Owner Occupied       12/25/1900    4/26/2004
  33838293   MORENO VALLEY               92553     CA    Single Family            Owner Occupied       12/25/1900    4/26/2004
  33919457   PALM BAY                    32909     FL    Single Family            Owner Occupied       12/25/1900    4/21/2004
  33921396   WEST MELBOURNE              32904     FL    PUD                      Owner Occupied       12/25/1900    4/30/2004
  33954678   EL CAJON                    92020     CA    Single Family            Owner Occupied       12/25/1900    4/21/2004
  33992116   DELRAY BEACH                33444     FL    Condo >4                 Second Home          12/25/1900    4/29/2004
  34143420   PORTLAND                    97202     OR    Multi Family - 2 Units   Owner Occupied       12/25/1900     4/9/2004
  34144295   SPRINGFIELD                 97478     OR    Single Family            Owner Occupied       12/25/1900    4/26/2004
  33008897   INDIANAPOLIS                46218     IN    Single Family            Owner Occupied       12/25/1900    4/23/2004
  34050047   GARLAND                     75040     TX    Single Family            Owner Occupied       12/25/1900    4/16/2004
  33625724   ROCHESTER HILLS             48309     MI    Single Family            Owner Occupied       12/25/1900    4/23/2004
  34182303   CORDOVA                     38016     TN    Single Family            Owner Occupied       12/25/1900    4/22/2004
  33563834   OREGON CITY                 97045     OR    PUD                      Owner Occupied       12/25/1900    4/21/2004
  34242982   HARVEST                     35749     AL    Single Family            Owner Occupied       12/25/1900    4/29/2004
  33769431   GRAND ISLAND                14072     NY    Multi Family - 2 Units   Owner Occupied       12/25/1900    4/28/2004
  34113050   SACRAMENTO                  95824     CA    Single Family            Owner Occupied       12/25/1900     4/8/2004
  33626334   EASTPOINTE                  48021     MI    Single Family            Owner Occupied       12/25/1900    4/21/2004
  33916917   APOPKA                      32703     FL    Single Family            Owner Occupied       12/25/1900    4/26/2004
  33927229   LEETONIA                    44431     OH    Single Family            Owner Occupied       12/25/1900    4/16/2004
  34109868   STOCKTON AREA               95204     CA    Single Family            Owner Occupied       12/25/1900    4/21/2004
4000142961   GROVER BEACH                93433     CA    Single Family            Owner Occupied       12/25/1900    4/20/2004
  33009127   FISHERS                     46038     IN    Single Family            Owner Occupied       12/25/1900    4/26/2004
  34052019   PFLUGERVILLE                78660     TX    Single Family            Owner Occupied       12/25/1900    4/22/2004
  33551573   LAKESIDE                    92040     CA    Condo                    Owner Occupied       12/25/1900    4/15/2004
  33954520   SAN DIEGO                   92139     CA    Condo                    Non-Owner Occupied   12/25/1900    4/22/2004
  34049098   SAGINAW                     76131     TX    PUD                      Owner Occupied       12/25/1900    4/27/2004
  34202648   APPLE VALLEY                55124     MN    PUD                      Owner Occupied       12/25/1900    4/16/2004
  33991241   FT. PIERCE                  34949     FL    Condo                    Owner Occupied       12/25/1900    4/30/2004
  33476649   LOS ANGELES                 91342     CA    Single Family            Owner Occupied       12/25/1900    4/12/2004
  33954553   ENCINITAS                   92007     CA    PUD                      Non-Owner Occupied   12/25/1900    4/19/2004
  33625450   BAY CITY                    48706     MI    Single Family            Owner Occupied       12/25/1900    4/20/2004
4000140271   ROWLETT                     75088     TX    PUD                      Owner Occupied       12/25/1900    4/26/2004
  33506403   CHOWCHILLA                  93610     CA    Single Family            Owner Occupied       12/25/1900    4/16/2004
  33720517   SAINT LOUIS                 63115     MO    Single Family            Owner Occupied       12/25/1900    4/29/2004
  33597816   ROUND ROCK                  78664     TX    Single Family            Owner Occupied       12/25/1900    4/27/2004
  33988643   BOYNTON BEACH               33436     FL    PUD                      Owner Occupied       12/25/1900    4/29/2004
  33843814   WEST VALLEY CITY            84128     UT    Single Family            Owner Occupied       12/25/1900    4/22/2004
  34124818   HILLIARD                    43026     OH    Single Family            Owner Occupied       12/25/1900    4/30/2004
  34202234   SAINT PAUL                  55119     MN    Single Family            Owner Occupied       12/25/1900    4/19/2004
  33988296   ROYAL  PALM BEACH           33411     FL    Single Family            Owner Occupied       12/25/1900    4/23/2004

                                                                                            PAID        ORIGINAL
               FIRST    MATURITY    REMAINING   ORIGINAL   SCHEDULED                        THRU     COMBINED LOAN       OTS
  LOANID     PAY DATE     DATE        TERM       BALANCE    BALANCE     RATE     P&I        DATE        TO VALUE     DELINQUENCY
--------------------------------------------------------------------------------------------------------------------------------
  34120428   6/1/2004   5/1/2034          359    288000       286950   6.125   1,470.00   6/1/2004             80        0-29
  34188722   6/1/2004   5/1/2034          359    134235       134235    7.25     811.00   6/1/2004             95        0-29
  33793431   6/1/2004   5/1/2034          359    220000       220000   5.625   1,031.25   6/1/2004             80        0-29
  34023101   6/1/2004   5/1/2034          358    266000    265517.74     6.5   1,681.31   7/1/2004             95        0-29
  33926874   6/1/2004   5/1/2034          359    200450    200086.58     6.5   1,266.99   6/1/2004             95        0-29
  33867581   6/1/2004   5/1/2034          359     92700     92575.19       8     680.20   6/1/2004             90        0-29
  33925280   6/1/2004   5/1/2034          359    201450    201185.53   8.125   1,495.77   6/1/2004             85        0-29
  33413402   6/1/2004   5/1/2034          359    140600       140500     7.5     878.75   6/1/2004             95        0-29
  33837485   6/1/2004   5/1/2034          359    265500       265500   6.625   1,465.78   6/1/2004    94.99105546        0-29
  34193565   6/1/2004   5/1/2034          359     67500     67415.79   8.375     513.05   6/1/2004             90        0-29
  33173311   6/1/2004   5/1/2034          359    169800       169800   6.375     902.06   6/1/2004     94.9531665        0-29
  34084822   6/1/2004   5/1/2034          359    251100       251100   6.125   1,281.66   6/1/2004             90        0-29
  34114660   6/1/2004   5/1/2034          359    275150       275150     5.5   1,261.10   6/1/2004    79.99313888        0-29
  34143214   6/1/2004   5/1/2034          358    285000       285000   7.625   1,810.94   7/1/2004             95        0-29
  33374471   6/1/2004   5/1/2034          358    108000    107860.52    8.25     811.37   7/1/2004             90        0-29
  33826496   6/1/2004   5/1/2034          359    180000       180000    6.25     937.50   6/1/2004    83.72093023        0-29
  33982281   6/1/2004   5/1/2034          359    154500       154500   6.625     852.97   6/1/2004    90.88235294        0-29
4000133199   6/1/2004   5/1/2034          359    301200       301200   4.875   1,223.63   6/1/2004             80        0-29
  33790908   6/1/2004   5/1/2034          359    248000       248000   5.875   1,214.17   6/1/2004    82.66666667        0-29
  33118803   6/1/2004   5/1/2034          359    156000    155703.19    6.25     960.52   6/1/2004    82.10526316        0-29
  34127985   6/1/2004   5/1/2034          359    127200       127200   6.125     649.25   6/1/2004             80        0-29
  33453879   6/1/2004   5/1/2034          359    218400    218049.94   7.375   1,508.44   6/1/2004    94.99782514        0-29
  33373796   6/1/2004   5/1/2034          359     60000      59908.4   7.375     414.41   6/1/2004    78.43137255        0-29
  33791260   6/1/2004   5/1/2034          359    290000       290000    6.75   1,631.25   6/1/2004     62.3655914        0-29
  33711284   6/1/2004   5/1/2034          359    180800       180800   5.125     772.17   6/1/2004             80        0-29
  33838293   6/1/2004   5/1/2034          359    164000       164000     5.5     751.67   6/1/2004             80        0-29
  33919457   6/1/2004   5/1/2034          359    128350    128055.69     7.5     897.45   6/1/2004             85        0-29
  33921396   6/1/2004   5/1/2034          359    163950    163949.99       7     956.38   6/1/2004    84.99222395        0-29
  33954678   6/1/2004   5/1/2034          359    130000    129740.01    5.99     778.59   6/1/2004    42.20779221        0-29
  33992116   6/1/2004   5/1/2034          359    102600       102600   7.625     651.94   6/1/2004             90        0-29
  34143420   6/1/2004   5/1/2034          359    257000       257000   5.625   1,204.69   6/1/2004    76.71641791        0-29
  34144295   6/1/2004   5/1/2034          359     89600        89600    6.75     504.00   6/1/2004             80        0-29
  33008897   6/1/2004   5/1/2034          359     71200        71200     6.5     385.67   6/1/2004             80        0-29
  34050047   6/1/2004   5/1/2034          358     93600     93426.14   6.375     583.95   7/1/2004             80        0-29
  33625724   6/1/2004   5/1/2034          358    120000    119802.69       7     798.37   7/1/2004    66.66666667        0-29
  34182303   6/1/2004   5/1/2034          359    202500    202205.93   7.625   1,433.29   6/1/2004             90        0-29
  33563834   6/1/2004   5/1/2034          359    196800       196800   5.625     922.50   6/1/2004             80        0-29
  34242982   6/1/2004   5/1/2034          359    154000    153727.51   6.625     986.08   6/1/2004            100        0-29
  33769431   6/1/2004   5/1/2034          358     78200     78089.25    7.75     560.24   7/1/2004    94.90291262        0-29
  34113050   6/1/2004   5/1/2034          359    127000    126790.77    6.99     844.09   6/1/2004    68.46361186        0-29
  33626334   6/1/2004   5/1/2034          359    119000    118803.95    6.99     790.92   6/1/2004             85        0-29
  33916917   6/1/2004   5/1/2034          359    132050    132042.78    6.75     742.78   6/1/2004             95        0-29
  33927229   6/1/2004   5/1/2034          358     78200     78089.23    7.75     560.24   7/1/2004             85        0-29
  34109868   6/1/2004   5/1/2034          359    177000       177000    5.99     883.53   6/1/2004    89.39393939        0-29
4000142961   6/1/2004   5/1/2034          359    324800       324800   4.875   1,319.50   6/1/2004             80        0-29
  33009127   6/1/2004   5/1/2034          357    102000    101997.49    7.75     658.75   8/1/2004             85        0-29
  34052019   6/1/2004   5/1/2034          359    173600       173600   5.625     813.75   6/1/2004             80        0-29
  33551573   6/1/2004   5/1/2034          358    245600       245600     5.5   1,125.67   7/1/2004             80        0-29
  33954520   6/1/2004   5/1/2034          359    276300       276300   6.625   1,525.41   6/1/2004             90        0-29
  34049098   6/1/2004   5/1/2034          359    103450       103450   8.125     700.44   6/1/2004    89.96434473        0-29
  34202648   6/1/2004   5/1/2034          359    171000    170718.84       7   1,137.67   6/1/2004             95        0-29
  33991241   6/1/2004   5/1/2034          359    140250    140005.14   7.875   1,016.91   6/1/2004             85        0-29
  33476649   6/1/2004   5/1/2034          359    316800       316800   6.625   1,749.00   6/1/2004             90        0-29
  33954553   6/1/2004   5/1/2034          359    284800       284800     6.5   1,542.67   6/1/2004             80        0-29
  33625450   6/1/2004   5/1/2034          359     48750      48558.2    6.75     316.20   6/1/2004             75        0-29
4000140271   6/1/2004   5/1/2034          359    143200       143200     5.5     656.33   6/1/2004             80        0-29
  33506403   6/1/2004   5/1/2034          359     97500        97500     7.5     609.38   6/1/2004             65        0-29
  33720517   6/1/2004   5/1/2034          359     60000     59903.74   7.125     404.24   6/1/2004             80        0-29
  33597816   6/1/2004   5/1/2034          359     81700     81589.48       8     599.49   6/1/2004      89.958159        0-29
  33988643   6/1/2004   5/1/2034          359    183200       183200   6.625   1,011.42   6/1/2004             80        0-29
  33843814   6/1/2004   5/1/2034          359    172800    172770.68   5.625     810.00   6/1/2004             90        0-29
  34124818   6/1/2004   5/1/2034          359    224400    224012.49    6.75   1,455.46   6/1/2004            100        0-29
  34202234   6/1/2004   5/1/2034          359    220150    219845.97   7.875   1,596.25   6/1/2004             85        0-29
  33988296   6/1/2004   5/1/2034          359    142200       142200    7.25     859.13   6/1/2004         88.875        0-29

                              INITIAL                     PREPAYMENT                                        FIRST RATE   RATE RESET
  LOANID     INDEX   MARGIN     CAP     FLOOR   CEILING      TERM              PREPAYMENT PENALTY           RESET DATE    FREQUENCY
-----------------------------------------------------------------------------------------------------------------------------------
  34120428    6ML    4.375       3      6.125   12.125     2/5/1900    6 mo.s interest less 20% obal          5/1/2009           6
  34188722    6ML    6.125       3       7.25    13.25     1/0/1900    None                                   5/1/2006           6
  33793431    6ML     4.25       3      5.625   11.625    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  34023101    6ML    5.875       3        6.5     12.5    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33926874    6ML    5.875       3        6.5     12.5     2/5/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2007           6
  33867581    6ML     4.75       3          8       14     1/0/1900    None                                   5/1/2006           6
  33925280    6ML     6.75       3      8.125   14.125    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  33413402    6ML    6.375       3        7.5     13.5    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33837485    6ML     5.75       3      6.625   12.625    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  34193565    6ML    7.125       3      8.375   14.375    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33173311    6ML    5.375       3      6.375   12.375    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  34084822    6ML     4.75       3      6.125   12.125    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  34114660    6ML    4.125       3        5.5     11.5    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  34143214    6ML     6.25       3      7.625   13.625    1/24/1900    6 mo.s interest less 20% obal          5/1/2009           6
  33374471    6ML     6.75       3       8.25    14.25    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  33826496    6ML     4.75       3       6.25    12.25    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33982281    6ML     5.25       3      6.625   12.625     1/0/1900    None                                   5/1/2006           6
4000133199    6ML    3.875       3      4.875   10.875     2/5/1900    6 mo.s interest less 20% obal          5/1/2009           6
  33790908    6ML     4.75       3      5.875   11.875    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33118803    6ML    4.875       3       6.25    12.25     2/5/1900    min (2% prepaid, 60 days interest)     5/1/2006           6
  34127985    6ML      4.5       3      6.125   12.125    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  33453879    6ML    6.625       3      7.375   13.375     1/0/1900    None                                   5/1/2006           6
  33373796    6ML    6.125       3      7.375   13.375     2/5/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  33791260    6ML    4.625       3       6.75    12.75    1/24/1900    6 mo.s interest less 20% obal          5/1/2009           6
  33711284    6ML    3.625       3      5.125   11.125    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  33838293    6ML    4.125       3        5.5     11.5    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33919457    6ML     6.25       3        7.5     13.5     2/5/1900    6 mo.s interest less 20% obal          5/1/2007           6
  33921396    6ML     5.75       3          7       13    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33954678    6ML    4.125       3       5.99    11.99    1/24/1900    6 mo.s interest less 20% obal          5/1/2009           6
  33992116    6ML     5.75       3      7.625   13.625    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  34143420    6ML    3.625       3      5.625   11.625     2/5/1900    6 mo.s interest less 20% obal          5/1/2009           6
  34144295    6ML    5.375       3       6.75    12.75    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33008897    6ML    4.625       3        6.5     12.5    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  34050047    6ML     4.25       3      6.375   12.375     1/0/1900    None                                   5/1/2009           6
  33625724    6ML      5.5       3          7       13    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  34182303    6ML    6.625       3      7.625   13.625    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33563834    6ML        4       3      5.625   11.625    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  34242982    6ML     5.25       3      6.625   12.625     2/5/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33769431    6ML        7       3       7.75    13.75     1/0/1900    None                                   5/1/2006           6
  34113050    6ML     5.25       3       6.99    12.99    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33626334    6ML        6       3       6.99    12.99    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  33916917    6ML    5.375       3       6.75    12.75     2/5/1900    6 mo.s interest less 20% obal          5/1/2007           6
  33927229    6ML      6.5       3       7.75    13.75     2/5/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  34109868    6ML     5.25       3       5.99    11.99    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
4000142961    6ML      3.5       3      4.875   10.875    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33009127    6ML     5.75       3       7.75    13.75    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  34052019    6ML    3.375       3      5.625   11.625    1/12/1900    6 mo.s interest less 20% obal          5/1/2009           6
  33551573    6ML     3.75       3        5.5     11.5    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33954520    6ML     4.75       3      6.625   12.625    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  34049098    6ML        7       3      8.125   14.125     2/5/1900    6 mo.s interest less 20% obal          5/1/2006           6
  34202648    6ML     6.25       3          7       13     2/5/1900    min (2% prepaid, 60 days interest)     5/1/2007           6
  33991241    6ML      4.5       3      7.875   13.875    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33476649    6ML    5.375       3      6.625   12.625    1/12/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33954553    6ML        4       3        6.5     12.5     2/5/1900    6 mo.s interest less 20% obal          5/1/2009           6
  33625450    6ML    4.875       3       6.75    12.75    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
4000140271    6ML     3.75       3        5.5     11.5     2/5/1900    6 mo.s interest less 20% obal          5/1/2009           6
  33506403    6ML      5.5       3        7.5     13.5    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33720517    6ML     5.75       3      7.125   13.125    1/24/1900    2% prepaid                             5/1/2006           6
  33597816    6ML     6.75       3          8       14    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33988643    6ML     4.75       3      6.625   12.625    1/24/1900    6 mo.s interest less 20% obal          5/1/2009           6
  33843814    6ML    5.125       3      5.625   11.625     2/5/1900    6 mo.s interest less 20% obal          5/1/2007           6
  34124818    6ML    5.625       3       6.75    12.75    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  34202234    6ML    5.375       3      7.875   13.875     2/5/1900    min (2% prepaid, 60 days interest)     5/1/2006           6
  33988296    6ML    5.375       3       7.25    13.25     1/0/1900    None                                   5/1/2009           6

              PAYMENT
               RESET
  LOANID     FREQUENCY    PURPOSE   DIV   IO   IOTERM
-----------------------------------------------------
  34120428       6       Purchase   N     Y      60
  34188722       6       Purchase   N     Y      60
  33793431       6       Purchase   N     Y      60
  34023101       6       Purchase   N     N       0
  33926874       6       C/O Refi   N     N       0
  33867581       6       Purchase   N     N       0
  33925280       6       C/O Refi   N     N       0
  33413402       6       Purchase   N     Y      60
  33837485       6       Purchase   N     Y      60
  34193565       6       Purchase   N     N       0
  33173311       6       Purchase   N     Y      60
  34084822       6       Purchase   N     Y      60
  34114660       6       Purchase   N     Y      60
  34143214       6       R/T Refi   N     Y      60
  33374471       6       C/O Refi   N     N       0
  33826496       6       C/O Refi   N     Y      60
  33982281       6       C/O Refi   N     Y      60
4000133199       6       Purchase   N     Y      60
  33790908       6       Purchase   N     Y      60
  33118803       6       Purchase   N     N       0
  34127985       6       Purchase   N     Y      60
  33453879       6       Purchase   N     N       0
  33373796       6       C/O Refi   N     N       0
  33791260       6       Purchase   N     Y      60
  33711284       6       Purchase   N     Y      60
  33838293       6       Purchase   N     Y      60
  33919457       6       C/O Refi   N     N       0
  33921396       6       Purchase   N     Y      60
  33954678       6       C/O Refi   N     N       0
  33992116       6       Purchase   N     Y      60
  34143420       6       R/T Refi   N     Y      60
  34144295       6       Purchase   N     Y      60
  33008897       6       Purchase   N     Y      60
  34050047       6       C/O Refi   N     N       0
  33625724       6       Purchase   N     N       0
  34182303       6       Purchase   N     N       0
  33563834       6       R/T Refi   N     Y      60
  34242982       6       Purchase   N     N       0
  33769431       6       Purchase   N     N       0
  34113050       6       C/O Refi   N     N       0
  33626334       6       C/O Refi   N     N       0
  33916917       6       C/O Refi   N     Y      60
  33927229       6       R/T Refi   N     N       0
  34109868       6       C/O Refi   N     Y      60
4000142961       6       Purchase   N     Y      60
  33009127       6       C/O Refi   N     Y      60
  34052019       6       Purchase   N     Y      60
  33551573       6       Purchase   N     Y      60
  33954520       6       Purchase   N     Y      60
  34049098       6       Purchase   N     Y      60
  34202648       6       C/O Refi   N     N       0
  33991241       6       Purchase   N     N       0
  33476649       6       Purchase   N     Y      60
  33954553       6       C/O Refi   N     Y      60
  33625450       6       C/O Refi   N     N       0
4000140271       6       Purchase   N     Y      60
  33506403       6       C/O Refi   N     Y      60
  33720517       6       Purchase   N     N       0
  33597816       6       Purchase   N     N       0
  33988643       6       Purchase   N     Y      60
  33843814       6       Purchase   N     Y      60
  34124818       6       Purchase   N     N       0
  34202234       6       C/O Refi   N     N       0
  33988296       6       C/O Refi   N     Y      60

                                     D-1-23

                                                                PROPERTY                                ORIGINAL    ORIGINATION
  LOANID                CITY              ZIP    STATE            TYPE                OCCUPANCY           TERM          DATE
-------------------------------------------------------------------------------------------------------------------------------
  33833534   INDIO                       92201     CA    PUD                      Non-Owner Occupied   12/25/1900    4/20/2004
  33373499   WESTLAND                    48186     MI    Single Family            Owner Occupied       12/25/1900    4/16/2004
  33459603   FAIR LAWN                    7410     NJ    Single Family            Owner Occupied       12/25/1900    4/30/2004
  34055426   FORNEY                      75126     TX    PUD                      Owner Occupied       12/25/1900    4/30/2004
  34054569   GARLAND                     75043     TX    Single Family            Owner Occupied       12/25/1900    4/30/2004
  33969718   KANSAS CITY                 66104     KS    Single Family            Owner Occupied       12/25/1900    4/22/2004
4000142404   SALIDA                      95368     CA    Single Family            Owner Occupied       12/25/1900    4/19/2004
  34146969   PORTLAND                    97206     OR    Single Family            Owner Occupied       12/25/1900    4/21/2004
  34113662   SANTA ANA                   92704     CA    Single Family            Owner Occupied       12/25/1900    4/22/2004
  33236720   NORTH LAS VEGAS             89032     NV    PUD                      Non-Owner Occupied   12/25/1900    4/15/2004
  33239492   LAS VEGAS                   89144     NV    PUD                      Owner Occupied       12/25/1900    4/16/2004
  33459322   HOPATCONG                    7843     NJ    Single Family            Owner Occupied       12/25/1900    4/26/2004
  33975301   HENDERSON                   80640     CO    PUD                      Owner Occupied       12/25/1900    4/30/2004
  34094680   WHITTIER                    90601     CA    Single Family            Owner Occupied       12/25/1900    4/29/2004
  34242701   KISSIMEE                    34759     FL    PUD                      Owner Occupied       12/25/1900    4/21/2004
  33589839   HOUSTON                     77089     TX    PUD                      Owner Occupied       12/25/1900    4/27/2004
  34147686   SHERWOOD                    97140     OR    PUD                      Owner Occupied       12/25/1900    4/21/2004
  33750092   BONNEY LAKE                 98390     WA    PUD                      Owner Occupied       12/25/1900    4/23/2004
  33945726   SANTEE                      92071     CA    Single Family            Owner Occupied       12/25/1900    4/16/2004
  33719279   HUNTLEY                     60142     IL    Single Family            Owner Occupied       12/25/1900    4/20/2004
  34322222   LONG BEACH                  90805     CA    Single Family            Owner Occupied       12/25/1900    4/28/2004
  34135533   NATRONA HEIGHTS             15065     PA    Single Family            Owner Occupied       12/25/1900    4/28/2004
4000140747   BOYNTON BEACH               33436     FL    PUD                      Owner Occupied       12/25/1900    4/28/2004
  33832098   EL CAJON                    92021     CA    Condo                    Owner Occupied       12/25/1900    4/23/2004
  33237470   HEMET                       92545     CA    PUD                      Owner Occupied       12/25/1900    4/21/2004
  33747783   LAKEWOOD                    98499     WA    Single Family            Owner Occupied       12/25/1900    4/21/2004
  34143123   SALEM                       97303     OR    Single Family            Owner Occupied       12/25/1900    4/19/2004
  34242206   KISSIMMEE                   34746     FL    PUD                      Owner Occupied       12/25/1900    4/23/2004
  33891177   CULPEPPER                   22701     VA    Single Family            Owner Occupied       12/25/1900    4/26/2004
  34088195   ROSAMOND                    93560     CA    Single Family            Owner Occupied       12/25/1900    4/20/2004
  33533472   ALEXANDRIA                  41001     KY    Single Family            Non-Owner Occupied   12/25/1900    4/30/2004
  33970773   CENTENNIAL                  80015     CO    Single Family            Owner Occupied       12/25/1900    4/21/2004
  33863929   KEWASKUM                    53040     WI    Single Family            Owner Occupied       12/25/1900    4/23/2004
  33957911   CARLSBAD                    92008     CA    PUD                      Owner Occupied       12/25/1900    4/23/2004
  33965013   ENGLEWOOD                   80110     CO    Single Family            Owner Occupied       12/25/1900    4/20/2004
  34243188   THE VILLAGES                32162     FL    PUD                      Owner Occupied       12/25/1900    4/26/2004
  34025791   HAMPSTEAD                    3841     NH    Single Family            Non-Owner Occupied   12/25/1900    4/28/2004
  33912437   CAPE CORAL                  33909     FL    Single Family            Owner Occupied       12/25/1900    4/29/2004
  33890500   CHESTER                     23831     VA    PUD                      Owner Occupied       12/25/1900    4/30/2004
  33904921   ORLANDO                     32805     FL    Single Family            Owner Occupied       12/25/1900    4/30/2004
  33849969   PROVO                       84606     UT    Single Family            Owner Occupied       12/25/1900    4/20/2004
  33031089   HYATTSVILLE                 20784     MD    Single Family            Owner Occupied       12/25/1900    4/26/2004
  33172776   ROYAL OAK                   48067     MI    Single Family            Owner Occupied       12/25/1900    4/22/2004
  33524539   CINCINNATI                  45236     OH    Single Family            Owner Occupied       12/25/1900    4/30/2004
  33623844   OTISVILLE                   48463     MI    Single Family            Owner Occupied       12/25/1900    4/29/2004
  33749201   AUBURN                      98002     WA    Single Family            Owner Occupied       12/25/1900    4/28/2004
  34117218   FRAZIER PARK                93225     CA    Single Family            Owner Occupied       12/25/1900    4/20/2004
  32677866   NEW GLARUS                  53574     WI    Single Family            Owner Occupied       12/25/1900    4/23/2004
  33820424   MEMPHIS                     38125     TN    Single Family            Owner Occupied       12/25/1900    4/22/2004
  33574096   BRUSH PRAIRIE               98606     WA    Single Family            Owner Occupied       12/25/1900    4/20/2004
  34166819   VERONA                      53593     WI    Single Family            Owner Occupied       12/25/1900    4/29/2004
  34202838   BELLE PLAINE                56011     MN    Single Family            Owner Occupied       12/25/1900    4/23/2004
4000139369   SHAKOPEE                    55379     MN    Single Family            Second Home          12/25/1900    4/23/2004
  33353970   SIMPSONVILLE                29681     SC    PUD                      Owner Occupied       12/25/1900    4/23/2004
  33769357   BRONX                       10469     NY    Single Family            Owner Occupied       12/25/1900    4/20/2004
  33742115   ARLINGTON                   98223     WA    PUD                      Owner Occupied       12/25/1900     4/2/2004
  34163584   DES PLAINES                 60016     IL    Single Family            Owner Occupied       12/25/1900    4/26/2004
  33627746   COMMERCE TWP.               48382     MI    Single Family            Owner Occupied       12/25/1900    4/26/2004
  33773037   QUEENS VILLAGE              11429     NY    Single Family            Owner Occupied       12/25/1900    4/26/2004
  34186312   ACWORTH                     30101     GA    Single Family            Owner Occupied       12/25/1900    4/26/2004
  32778722   RIVERHEAD                   11901     NY    Single Family            Owner Occupied       12/25/1900    4/29/2004
  31142433   COLUMBUS                    43204     OH    Single Family            Owner Occupied       12/25/1900    4/23/2004
  33098294   FRAMINGHAM                   1701     MA    Single Family            Owner Occupied       12/25/1900    4/29/2004
  33577933   TUALATIN                    97062     OR    Condo                    Owner Occupied       12/25/1900    4/22/2004

                                                                                            PAID        ORIGINAL
               FIRST    MATURITY    REMAINING   ORIGINAL   SCHEDULED                        THRU     COMBINED LOAN       OTS
  LOANID     PAY DATE     DATE        TERM       BALANCE    BALANCE     RATE     P&I        DATE        TO VALUE     DELINQUENCY
--------------------------------------------------------------------------------------------------------------------------------
  33833534   6/1/2004   5/1/2034          359    275400       275400     6.5   1,491.75   6/1/2004    89.99235359        0-29
  33373499   6/1/2004   5/1/2034          356    119000    118042.06    7.99     872.36   9/1/2004             85        0-29
  33459603   6/1/2004   5/1/2034          359    290200     289423.6    7.25   1,979.68   6/1/2004     74.9870801        0-29
  34055426   6/1/2004   5/1/2034          359    153200    152988.44   7.875   1,110.81   6/1/2004    99.96802589        0-29
  34054569   6/1/2004   5/1/2034          358    155000       155000   6.875     888.02   7/1/2004            100        0-29
  33969718   6/1/2004   5/1/2034          359    116850    116653.08   6.875     767.63   6/1/2004             95        0-29
4000142404   6/1/2004   5/1/2034          358    191200       191200    5.25     836.50   7/1/2004             80        0-29
  34146969   6/1/2004   5/1/2034          358    136800       136800   6.125     698.25   7/1/2004             80        0-29
  34113662   6/1/2004   5/1/2034          359    257000    256533.48     6.5   1,624.42   6/1/2004    60.47058824        0-29
  33236720   6/1/2004   5/1/2034          359    177250       177250   6.875   1,015.49   6/1/2004    89.97918676        0-29
  33239492   6/1/2004   5/1/2034          359    152000    151731.04   6.625     973.28   6/1/2004             80        0-29
  33459322   6/1/2004   5/1/2034          359    169600    169307.12    6.75   1,100.03   6/1/2004             80        0-29
  33975301   6/1/2004   5/1/2034          359    323500     322913.5     6.5   2,044.75   6/1/2004            100        0-29
  34094680   6/1/2004   5/1/2034          359    289000    288488.63   6.625   1,850.50   6/1/2004            100        0-29
  34242701   6/1/2004   5/1/2034          358    123500    123286.74    6.75     801.02   7/1/2004             95        0-29
  33589839   6/1/2004   5/1/2034          359    158250    158002.34    7.25   1,079.55   6/1/2004    89.97356227        0-29
  34147686   6/1/2004   5/1/2034          359    133500       133500    5.75     639.69   6/1/2004    79.97316256        0-29
  33750092   6/1/2004   5/1/2034          359    154850       154850   5.625     725.86   6/1/2004    79.98037291        0-29
  33945726   6/1/2004   5/1/2034          359    285600       285600    5.25   1,249.50   6/1/2004             80        0-29
  33719279   6/1/2004   5/1/2034          359    278350    278344.71   6.875   1,594.71   6/1/2004             95        0-29
  34322222   6/1/2004   5/1/2034          359    319900       319900   5.875   1,566.18   6/1/2004    79.99499875        0-29
  34135533   6/1/2004   5/1/2034          359     86000     85779.65   6.875     564.96   6/1/2004    94.50549451        0-29
4000140747   6/1/2004   5/1/2034          359    204000       204000   5.125     871.25   6/1/2004             80        0-29
  33832098   6/1/2004   5/1/2034          358    233600       233600     4.5     876.00   7/1/2004             80        0-29
  33237470   6/1/2004   5/1/2034          359    199950       199950    5.25     874.78   6/1/2004    79.99119877        0-29
  33747783   6/1/2004   5/1/2034          359    104000    103852.72    7.75     745.07   6/1/2004             80        0-29
  34143123   6/1/2004   5/1/2034          358    125350    125178.58    7.99     918.91   7/1/2004    84.98305085        0-29
  34242206   6/1/2004   5/1/2034          359    154750       154750     6.5     838.23   6/1/2004    79.98862843        0-29
  33891177   6/1/2004   5/1/2034          359    209000    208647.81   6.875   1,372.99   6/1/2004             95        0-29
  34088195   6/1/2004   5/1/2034          358    126000    125710.31    5.25     695.78   7/1/2004          78.75        0-29
  33533472   6/1/2004   5/1/2034          359    113400       113400   6.875     649.69   6/1/2004             90        0-29
  33970773   6/1/2004   5/1/2034          359    198000    197575.66   5.625   1,139.80   6/1/2004    88.98876404        0-29
  33863929   6/1/2004   5/1/2034          358    162830    162541.88   6.625   1,042.62   7/1/2004             95        0-29
  33957911   6/1/2004   5/1/2034          359    324000       324000   5.625   1,518.75   6/1/2004             80        0-29
  33965013   6/1/2004   5/1/2034          359    172000       172000   5.875     842.08   6/1/2004             80        0-29
  34243188   6/1/2004   5/1/2034          359    128000    127814.11   7.625     905.98   6/1/2004             80        0-29
  34025791   6/1/2004   5/1/2034          359    178500    178213.66   7.125   1,202.59   6/1/2004             85        0-29
  33912437   6/1/2004   5/1/2034          359    142000    141781.41     7.5     992.89   6/1/2004            100        0-29
  33890500   6/1/2004   5/1/2034          359    197500     197198.5   7.375   1,364.09   6/1/2004    99.98987444        0-29
  33904921   6/1/2004   5/1/2034          359     71900     71816.96    8.75     565.64   6/1/2004            100        0-29
  33849969   6/1/2004   5/1/2034          359    130900       130900   6.125     668.14   6/1/2004             85        0-29
  33031089   6/1/2004   5/1/2034          358    105300    105274.22   5.875     515.53   7/1/2004             65        0-29
  33172776   6/1/2004   5/1/2034          359    225000    224696.42    7.99   1,649.41   6/1/2004             75        0-29
  33524539   6/1/2004   5/1/2034          359     86300     86192.33   8.375     655.95   6/1/2004    79.98146432        0-29
  33623844   6/1/2004   5/1/2034          359     93000     92867.12       8     682.41   6/1/2004            100        0-29
  33749201   6/1/2004   5/1/2034          359    148000       148000   5.625     693.75   6/1/2004             80        0-29
  34117218   6/1/2004   5/1/2034          358     68500     68418.81   8.625     532.79   7/1/2004            100        0-29
  32677866   6/1/2004   5/1/2034          359    155000    154738.81   6.875   1,018.24   6/1/2004    70.45454545        0-29
  33820424   6/1/2004   5/1/2034          359    166025    165777.79     7.5   1,160.88   6/1/2004            100        0-29
  33574096   6/1/2004   5/1/2034          359    136000       136000    8.75     991.67   6/1/2004             85        0-29
  34166819   6/1/2004   5/1/2034          359    133000    132791.85    7.25     907.30   6/1/2004    73.88888889        0-29
  34202838   6/1/2004   5/1/2034          359    168000    167695.42     6.5   1,061.88   6/1/2004             75        0-29
4000139369   6/1/2004   5/1/2034          358    225000       225000   5.999   1,124.81   7/1/2004             90        0-29
  33353970   6/1/2004   5/1/2034          359    114300    114263.19    7.75     738.19   6/1/2004             90        0-29
  33769357   6/1/2004   5/1/2034          358    250200    249757.28   6.625   1,602.06   7/1/2004             90        0-29
  33742115   6/1/2004   5/1/2034          359    195190       195190    5.25     853.96   6/1/2004    79.99918029        0-29
  34163584   6/1/2004   5/1/2034          359    187000    186617.75   5.875   1,106.18   6/1/2004    84.60236887        0-29
  33627746   6/1/2004   5/1/2034          359    174600    174128.42       5     937.30   6/1/2004             90        0-29
  33773037   6/1/2004   5/1/2034          359    255000    254574.69    6.99   1,694.81   6/1/2004             85        0-29
  34186312   6/1/2004   5/1/2034          359    155000       155000   6.125     791.15   6/1/2004    83.78378378        0-29
  32778722   6/1/2004   5/1/2034          359    261250       261250   6.375   1,387.89   6/1/2004             95        0-29
  31142433   6/1/2004   5/1/2034          358     98800        98800   4.625     380.79   7/1/2004             80        0-29
  33098294   6/1/2004   5/1/2034          359    312000       312000   6.625   1,722.50   6/1/2004             80        0-29
  33577933   6/1/2004   5/1/2034          359    103750       103750   6.375     551.17   6/1/2004     79.9922899        0-29

                              INITIAL                     PREPAYMENT                                        FIRST RATE   RATE RESET
  LOANID     INDEX   MARGIN     CAP     FLOOR   CEILING      TERM              PREPAYMENT PENALTY           RESET DATE    FREQUENCY
-----------------------------------------------------------------------------------------------------------------------------------
  33833534    6ML     4.75       3        6.5     12.5    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33373499    6ML    4.875       3       7.99    13.99    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  33459603    6ML    5.125       3       7.25    13.25     1/0/1900    None                                   5/1/2006           6
  34055426    6ML    5.625       3      7.875   13.875    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  34054569    6ML    5.875       3      6.875   12.875    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33969718    6ML     4.75       3      6.875   12.875    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
4000142404    6ML    3.875       3       5.25    11.25    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  34146969    6ML    3.875       3      6.125   12.125    1/24/1900    6 mo.s interest less 20% obal          5/1/2009           6
  34113662    6ML        5       3        6.5     12.5    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33236720    6ML     5.25       3      6.875   12.875    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33239492    6ML      5.5       3      6.625   12.625    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33459322    6ML    5.375       3       6.75    12.75     1/0/1900    None                                   5/1/2006           6
  33975301    6ML     5.75       3        6.5     12.5    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  34094680    6ML    5.875       3      6.625   12.625    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  34242701    6ML     5.75       3       6.75    12.75    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33589839    6ML     6.25       3       7.25    13.25    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  34147686    6ML      3.5       3       5.75    11.75    1/24/1900    6 mo.s interest less 20% obal          5/1/2009           6
  33750092    6ML    3.875       3      5.625   11.625     2/5/1900    6 mo.s interest less 20% obal          5/1/2009           6
  33945726    6ML     3.75       3       5.25    11.25    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33719279    6ML     5.25       3      6.875   12.875    1/12/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  34322222    6ML        4       3      5.875   11.875     2/5/1900    6 mo.s interest less 20% obal          5/1/2009           6
  34135533    6ML     5.75       3      6.875   12.875    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
4000140747    6ML     3.75       3      5.125   11.125    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33832098    6ML     3.25       3        4.5     10.5     2/5/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33237470    6ML    3.875       3       5.25    11.25    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33747783    6ML    5.875       3       7.75    13.75    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  34143123    6ML     6.25       3       7.99    13.99    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  34242206    6ML    5.125       3        6.5     12.5    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33891177    6ML    5.875       3      6.875   12.875    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  34088195    6ML    3.875       3       5.25    11.25    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33533472    6ML        5       3      6.875   12.875     1/0/1900    None                                   5/1/2006           6
  33970773    6ML     4.75       3      5.625   11.625    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33863929    6ML    5.875       3      6.625   12.625    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33957911    6ML        4       3      5.625   11.625    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33965013    6ML    4.625       3      5.875   11.875    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  34243188    6ML      5.5       3      7.625   13.625    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  34025791    6ML        4       3      7.125   13.125     1/0/1900    None                                   5/1/2006           6
  33912437    6ML    5.375       3        7.5     13.5    1/24/1900    6 mo.s interest less 20% obal          5/1/2009           6
  33890500    6ML    5.125       3      7.375   13.375    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33904921    6ML        6       3       8.75    14.75    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33849969    6ML     5.25       3      6.125   12.125     2/5/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33031089    6ML     4.75       3      5.875   11.875     2/5/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33172776    6ML    5.625       3       7.99    13.99    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  33524539    6ML      6.5       3      8.375   14.375    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  33623844    6ML      5.5       3          8       14    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  33749201    6ML    4.125       3      5.625   11.625    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  34117218    6ML    6.125       3      8.625   14.625    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  32677866    6ML        5       3      6.875   12.875    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33820424    6ML     5.25       3        7.5     13.5    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33574096    6ML     6.75       3       8.75    14.75    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  34166819    6ML        5       3       7.25    13.25    1/12/1900    6 mo.s interest less 20% obal          5/1/2006           6
  34202838    6ML    4.625       3        6.5     12.5    1/24/1900    min (2% prepaid, 60 days interest)     5/1/2006           6
4000139369    6ML    4.625       3      5.999   11.999     2/5/1900    min (2% prepaid, 60 days interest)     5/1/2009           6
  33353970    6ML     6.25       3       7.75    13.75     1/0/1900    None                                   5/1/2006           6
  33769357    6ML     5.75       3      6.625   12.625     1/0/1900    None                                   5/1/2007           6
  33742115    6ML    4.125       3       5.25    11.25    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  34163584    6ML    5.125       3      5.875   11.875    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  33627746    6ML     4.75       3          5       11     2/5/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  33773037    6ML     4.25       3       6.99    12.99     1/0/1900    None                                   5/1/2006           6
  34186312    6ML     4.75       3      6.125   12.125     1/0/1900    None                                   5/1/2007           6
  32778722    6ML      5.5       3      6.375   12.375     1/0/1900    None                                   5/1/2007           6
  31142433    6ML        4       3      4.625   10.625     2/5/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  33098294    6ML     5.25       3      6.625   12.625    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33577933    6ML      4.5       3      6.375   12.375    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6

              PAYMENT
               RESET
  LOANID     FREQUENCY    PURPOSE   DIV   IO   IOTERM
-----------------------------------------------------
  33833534       6       Purchase   N     Y      60
  33373499       6       C/O Refi   N     N       0
  33459603       6       Purchase   N     N       0
  34055426       6       Purchase   N     N       0
  34054569       6       Purchase   N     Y      60
  33969718       6       Purchase   N     N       0
4000142404       6       Purchase   N     Y      60
  34146969       6       Purchase   N     Y      60
  34113662       6       C/O Refi   N     N       0
  33236720       6       Purchase   N     Y      60
  33239492       6       Purchase   N     N       0
  33459322       6       C/O Refi   N     N       0
  33975301       6       Purchase   N     N       0
  34094680       6       Purchase   N     N       0
  34242701       6       C/O Refi   N     N       0
  33589839       6       Purchase   N     N       0
  34147686       6       Purchase   N     Y      60
  33750092       6       Purchase   N     Y      60
  33945726       6       Purchase   N     Y      60
  33719279       6       C/O Refi   N     Y      60
  34322222       6       Purchase   N     Y      60
  34135533       6       C/O Refi   N     N       0
4000140747       6       Purchase   N     Y      60
  33832098       6       Purchase   N     Y      60
  33237470       6       Purchase   N     Y      60
  33747783       6       C/O Refi   N     N       0
  34143123       6       R/T Refi   N     N       0
  34242206       6       Purchase   N     Y      60
  33891177       6       C/O Refi   N     N       0
  34088195       6       C/O Refi   N     N       0
  33533472       6       Purchase   N     Y      60
  33970773       6       C/O Refi   N     N       0
  33863929       6       C/O Refi   N     N       0
  33957911       6       C/O Refi   N     Y      60
  33965013       6       R/T Refi   N     Y      60
  34243188       6       C/O Refi   N     N       0
  34025791       6       Purchase   N     N       0
  33912437       6       Purchase   N     N       0
  33890500       6       Purchase   N     N       0
  33904921       6       Purchase   N     N       0
  33849969       6       R/T Refi   N     Y      60
  33031089       6       C/O Refi   N     Y      60
  33172776       6       C/O Refi   N     N       0
  33524539       6       Purchase   N     N       0
  33623844       6       Purchase   N     N       0
  33749201       6       Purchase   N     Y      60
  34117218       6       Purchase   N     N       0
  32677866       6       C/O Refi   N     N       0
  33820424       6       Purchase   N     N       0
  33574096       6       C/O Refi   N     Y      60
  34166819       6       Purchase   N     N       0
  34202838       6       C/O Refi   N     N       0
4000139369       6       Purchase   N     Y      60
  33353970       6       Purchase   N     Y      60
  33769357       6       C/O Refi   N     N       0
  33742115       6       Purchase   N     Y      60
  34163584       6       C/O Refi   N     N       0
  33627746       6       C/O Refi   N     N       0
  33773037       6       Purchase   N     N       0
  34186312       6       C/O Refi   N     Y      60
  32778722       6       Purchase   N     Y      60
  31142433       6       Purchase   N     Y      60
  33098294       6       Purchase   N     Y      60
  33577933       6       Purchase   N     Y      60

                                     D-1-24

                                                                PROPERTY                                ORIGINAL    ORIGINATION
  LOANID                CITY              ZIP    STATE            TYPE                OCCUPANCY           TERM          DATE
-------------------------------------------------------------------------------------------------------------------------------
  33886649   COLUMBIA                    21045     MD    Single Family            Owner Occupied       12/25/1900    4/26/2004
  33886862   GAMBRILLS                   21054     MD    Single Family            Owner Occupied       12/25/1900    4/26/2004
  34168013   ROCKFORD                    61109     IL    Single Family            Owner Occupied       12/25/1900    4/29/2004
  33970930   ARVADA                      80005     CO    PUD                      Owner Occupied       12/25/1900    4/23/2004
  33920810   ALTAMONTE SPRINGS           32701     FL    Single Family            Owner Occupied              360    4/21/2004
  33887118   MANASSAS                    20109     VA    PUD                      Owner Occupied       12/25/1900    4/19/2004
  34147041   CORNELIUS                   97113     OR    Single Family            Owner Occupied       12/25/1900    4/27/2004
  34248062   LUTZ                        33559     FL    PUD                      Owner Occupied       12/25/1900    4/29/2004
  33915273   LAKELAND                    33811     FL    PUD                      Owner Occupied       12/25/1900    4/23/2004
  33173717   SAGINAW                     48602     MI    Single Family            Owner Occupied       12/25/1900    4/29/2004
  33456450   PHILADELPHIA                19126     PA    Single Family            Owner Occupied       12/25/1900    4/26/2004
  33525353   MORROW                      45152     OH    Single Family            Owner Occupied       12/25/1900    4/23/2004
  33525650   COLUMBUS                    43230     OH    Single Family            Owner Occupied       12/25/1900    4/23/2004
  33745472   EVERETT                     98208     WA    Single Family            Owner Occupied       12/25/1900     4/8/2004
  33863945   MILWAUKEE                   53212     WI    Single Family            Owner Occupied       12/25/1900    4/26/2004
  33867268   SAINT LOUIS                 63126     MO    Single Family            Owner Occupied       12/25/1900    4/21/2004
  34116848   SAN BERNARDINO              92404     CA    Single Family            Owner Occupied       12/25/1900    4/15/2004
  34243006   NEW SMYRNA BEACH            32169     FL    Condo                    Owner Occupied       12/25/1900    4/23/2004
  33561366   SANTA CLARITA               91387     CA    Single Family            Owner Occupied       12/25/1900    4/20/2004
  33811910   NASHVILLE                   37214     TN    Single Family            Owner Occupied       12/25/1900    4/23/2004
  33890708   SEVERNA PARK                21146     MD    Single Family            Owner Occupied       12/25/1900    4/26/2004
  33918558   BIRMINGHAM                  35208     AL    Single Family            Owner Occupied       12/25/1900    4/26/2004
  34055392   FORT WORTH                  76137     TX    Single Family            Owner Occupied       12/25/1900    4/29/2004
  34188664   RIVERDALE                   30274     GA    Single Family            Owner Occupied       12/25/1900    4/30/2004
  33373994   CANTON                      48188     MI    Condo                    Owner Occupied       12/25/1900    4/30/2004
  34051250   DALLAS                      75218     TX    Single Family            Owner Occupied       12/25/1900    4/26/2004
  33887951   LAUREL                      20724     MD    PUD                      Owner Occupied       12/25/1900    4/26/2004
  33889148   CLINTON                     20735     MD    Single Family            Owner Occupied       12/25/1900    4/23/2004
4000117164   CHAMBERSBURG                17201     PA    Single Family            Owner Occupied       12/25/1900    4/22/2004
  34186247   NASHVILLE                   37216     TN    Single Family            Owner Occupied       12/25/1900    4/29/2004
  33099367   STRAFFORD                    3884     NH    Single Family            Owner Occupied       12/25/1900    4/27/2004
  33220013   CHINO VALLEY                86323     AZ    Single Family            Second Home          12/25/1900    4/28/2004
  34129635   INDEPENDENCE                41051     KY    Single Family            Owner Occupied       12/25/1900    4/30/2004
  34183731   ALBANY                      31721     GA    Single Family            Owner Occupied       12/25/1900    4/28/2004
  33913245   CLEARWATER                  33764     FL    Single Family            Owner Occupied       12/25/1900    4/22/2004
4000128259   WOODBURY                    55125     MN    PUD                      Owner Occupied       12/25/1900     5/3/2004
  33099672   PEMBROKE                     2359     MA    Single Family            Owner Occupied       12/25/1900    4/29/2004
  33172511   FREELAND                    48623     MI    Single Family            Owner Occupied       12/25/1900    4/20/2004
  33720194   STREAMWOOD                  60107     IL    Single Family            Owner Occupied       12/25/1900    4/26/2004
  34149583   PORTLAND                    97219     OR    Single Family            Owner Occupied       12/25/1900    4/22/2004
  32822876   BEAUMONT                    92223     CA    Single Family            Owner Occupied       12/25/1900    4/14/2004
  34093104   WILMINGTON                  90744     CA    Single Family            Owner Occupied       12/25/1900    4/26/2004
  33721705   LINCOLNWOOD                 60712     IL    Single Family            Owner Occupied       12/25/1900    4/26/2004
  34263616   LEAGUE CITY                 77573     TX    PUD                      Owner Occupied       12/25/1900    4/29/2004
  33910399   BIRMINGHAM                  35206     AL    Single Family            Owner Occupied       12/25/1900    4/22/2004
  34204933   MINNETONKA                  55345     MN    Single Family            Owner Occupied       12/25/1900    4/29/2004
  33994625   COOPER CITY                 33328     FL    Single Family            Owner Occupied       12/25/1900    4/29/2004
  33913575   JACKSONVILLE                32205     FL    Condo                    Owner Occupied       12/25/1900    4/23/2004
  34204487   SOUTH SAINT PAUL            55075     MN    Single Family            Owner Occupied       12/25/1900    4/22/2004
  34282988   PERRIS                      92571     CA    PUD                      Owner Occupied       12/25/1900    4/27/2004
  34163816   LAKE ZURICH                 60047     IL    Single Family            Owner Occupied       12/25/1900    4/26/2004
4000140313   CHICO                       95926     CA    Single Family            Owner Occupied       12/25/1900    4/23/2004
  33037219   BOWIE                       20715     MD    Single Family            Owner Occupied       12/25/1900    3/31/2004
  33724485   WHITTIER                    90603     CA    Single Family            Owner Occupied       12/25/1900     3/2/2004
  33236670   LAS VEGAS                   89147     NV    PUD                      Owner Occupied       12/25/1900    3/26/2004
  33524000   GALLOWAY                    43119     OH    Single Family            Owner Occupied       12/25/1900    3/30/2004
  33533308   LEXINGTON                   40515     KY    Single Family            Owner Occupied       12/25/1900    3/26/2004
  33533456   MONCLOVA                    43542     OH    Single Family            Owner Occupied       12/25/1900    3/25/2004
  33910712   ORLANDO                     32806     FL    Single Family            Non-Owner Occupied   12/25/1900    3/30/2004
  33785536   FAIRFIELD                   94533     CA    Single Family            Owner Occupied       12/25/1900    3/17/2004
  33902115   VERO BEACH                  32967     FL    Single Family            Owner Occupied       12/25/1900    3/26/2004
  34127449   CINCINNATI                  45227     OH    Single Family            Non-Owner Occupied   12/25/1900    3/31/2004
  33214412   VAIL                        85641     AZ    PUD                      Owner Occupied       12/25/1900    3/17/2004
  33493404   SACRAMENTO                  95833     CA    Single Family            Owner Occupied       12/25/1900    3/22/2004

                                                                                            PAID        ORIGINAL
               FIRST    MATURITY    REMAINING   ORIGINAL   SCHEDULED                        THRU     COMBINED LOAN       OTS
  LOANID     PAY DATE     DATE        TERM       BALANCE    BALANCE     RATE     P&I        DATE        TO VALUE     DELINQUENCY
--------------------------------------------------------------------------------------------------------------------------------
  33886649   6/1/2004   5/1/2034          358    175200    174932.54   7.375   1,210.07   7/1/2004             80        0-29
  33886862   6/1/2004   5/1/2034          359    196000       196000   7.375   1,204.58   6/1/2004    79.67479675        0-29
  34168013   6/1/2004   5/1/2034          359     52600      52525.5    7.75     376.84   6/1/2004             80        0-29
  33970930   6/1/2004   5/1/2034          359    209600       209600   7.125   1,244.50   6/1/2004             80        0-29
  33920810   6/1/2004   5/1/2034   12/23/1900    142000    141788.56     7.5     992.89   7/1/2004       4/3/1900        0-29
  33887118   6/1/2004   5/1/2034          358    150000    149931.08   6.125     765.63   7/1/2004    76.92307692        0-29
  34147041   6/1/2004   5/1/2034          359    180000       180000     5.5     825.00   6/1/2004             80        0-29
  34248062   6/1/2004   5/1/2034          359     79800     79784.19   6.375     423.94   6/1/2004             95        0-29
  33915273   6/1/2004   5/1/2034          359    161100    160871.84    7.75   1,154.15   6/1/2004             90        0-29
  33173717   6/1/2004   5/1/2034          358     56900     56799.09   7.375     393.00   7/1/2004            100        0-29
  33456450   6/1/2004   5/1/2034          359     72000     71905.48   8.125     534.60   6/1/2004             90        0-29
  33525353   6/1/2004   5/1/2034          359    121600    121390.01    6.75     788.70   6/1/2004             95        0-29
  33525650   6/1/2004   5/1/2034          359    134500    134278.84       7     894.84   6/1/2004    89.66666667        0-29
  33745472   6/1/2004   5/1/2034          359    182000       182000   5.625     853.13   6/1/2004             80        0-29
  33863945   6/1/2004   5/1/2034          359     82000     81851.34     6.5     518.30   6/1/2004    77.35849057        0-29
  33867268   6/1/2004   5/1/2034          358    119000       119000   6.875     681.77   7/1/2004             85        0-29
  34116848   6/1/2004   5/1/2034          358    164000    163695.39   6.375   1,023.15   7/1/2004             80        0-29
  34243006   6/1/2004   5/1/2034          359    209000    208555.77       7   1,390.49   6/1/2004             95        0-29
  33561366   6/1/2004   5/1/2034          359    311200       311200   5.375   1,393.92   6/1/2004             80        0-29
  33811910   6/1/2004   5/1/2034          359    126800       126800    7.25     766.08   6/1/2004             80        0-29
  33890708   6/1/2004   5/1/2034          359    276800       276600    7.25   1,672.33   6/1/2004    93.83050847        0-29
  33918558   6/1/2004   5/1/2034          359     58500      58403.8       7     389.21   6/1/2004             90        0-29
  34055392   6/1/2004   5/1/2034          359     87500        87500   6.125     446.61   6/1/2004    79.99341768        0-29
  34188664   6/1/2004   5/1/2034          359     71200        71200    6.75     400.50   6/1/2004             80        0-29
  33373994   6/1/2004   5/1/2034          358    158950    158735.31       8   1,166.32   7/1/2004    99.97484118        0-29
  34051250   6/1/2004   5/1/2034          359    240000    239543.35    6.25   1,477.73   6/1/2004             80        0-29
  33887951   6/1/2004   5/1/2034          359    289000       289000       7   1,685.83   6/1/2004    80.50139276        0-29
  33889148   6/1/2004   5/1/2034          359    217050    216684.25   6.875   1,425.87   6/1/2004    94.98905908        0-29
4000117164   6/1/2004   5/1/2034          359    110400       110400    5.25     483.00   6/1/2004             80        0-29
  34186247   6/1/2004   5/1/2034          358     47175      47121.9   8.875     375.35   7/1/2004             85        0-29
  33099367   6/1/2004   5/1/2034          359    216600    216243.86       7   1,441.05   6/1/2004             95        0-29
  33220013   6/1/2004   5/1/2034          359    179900    179557.71    6.25   1,107.68   6/1/2004     89.9949975        0-29
  34129635   6/1/2004   5/1/2034          359    153500       153500   6.375     815.47   6/1/2004            100        0-29
  34183731   6/1/2004   5/1/2034          359     67500     67401.73   7.625     477.77   6/1/2004             90        0-29
  33913245   6/1/2004   5/1/2034          358    102400    102223.16    6.75     664.17   7/1/2004             80        0-29
4000128259   7/1/2004   6/1/2034          360    120000       120000   3.999     399.90   7/1/2004             80        0-29
  33099672   6/1/2004   5/1/2034          358    231900       231438   5.375   1,038.72   7/1/2004    79.99310107        0-29
  33172511   6/1/2004   5/1/2034          359    207000    206524.08    5.25   1,143.07   6/1/2004    88.08510638        0-29
  33720194   6/1/2004   5/1/2034          359    171450    171115.87   6.125   1,041.75   6/1/2004    84.99700069        0-29
  34149583   6/1/2004   5/1/2034          359    147650       147650    6.25     769.01   6/1/2004    79.98374865        0-29
  32822876   6/1/2004   5/1/2034          359    244050    244005.67     5.5   1,118.56   6/1/2004    79.99724656        0-29
  34093104   6/1/2004   5/1/2034          359    305000    304214.48   5.375   1,707.92   6/1/2004    87.14285714        0-29
  33721705   6/1/2004   5/1/2034          359    261000    260515.22   6.375   1,628.31   6/1/2004    94.90909091        0-29
  34263616   6/1/2004   5/1/2034          359    179800       179800   6.375     955.19   6/1/2004            100        0-29
  33910399   6/1/2004   5/1/2034          359     64800        64800   7.625     411.75   6/1/2004             90        0-29
  34204933   6/1/2004   5/1/2034          359    239200    239134.09     5.5   1,096.33   6/1/2004             80        0-29
  33994625   6/1/2004   5/1/2034          359    234000       234000    5.25   1,023.75   6/1/2004             80        0-29
  33913575   6/1/2004   5/1/2034          359    126500    126281.55    6.75     820.48   6/1/2004    61.70731707        0-29
  34204487   6/1/2004   5/1/2034          359    165000    164978.98    7.25     996.88   6/1/2004           82.5        0-29
  34282988   6/1/2004   5/1/2034          359    204400       204400   4.875     830.38   6/1/2004             80        0-29
  34163816   6/1/2004   5/1/2034          358    332500    331735.55    5.25   1,836.08   7/1/2004     72.2826087        0-29
4000140313   6/1/2004   5/1/2034          359    169200       169200   5.625     793.13   6/1/2004             80        0-29
  33037219   5/1/2004   4/1/2034          358    224000       224000     6.5   1,213.33   6/1/2004             80        0-29
  33724485   5/1/2004   4/1/2034          358    308000       308000   5.625   1,443.75   6/1/2004             80        0-29
  33236670   5/1/2004   4/1/2034          358    200000       200000   6.125   1,020.83   6/1/2004             80        0-29
  33524000   5/1/2004   4/1/2034          358    113600       113600     6.5     615.33   6/1/2004             80        0-29
  33533308   5/1/2004   4/1/2034          358    313200    312425.31       7   2,083.73   6/1/2004             90        0-29
  33533456   5/1/2004   4/1/2034          358    129200    128895.77    7.25     881.38   6/1/2004             85        0-29
  33910712   5/1/2004   4/1/2034          357    135000       135000   7.625     857.81   7/1/2004             90        0-29
  33785536   5/1/2004   4/1/2034          358    285000    284998.19    6.75   1,603.13   6/1/2004    93.44262295        0-29
  33902115   5/1/2004   4/1/2034          358    104500       104500    5.75     500.73   6/1/2004             95        0-29
  34127449   5/1/2004   4/1/2034          358    131200    130898.64   7.375     906.17   6/1/2004             80        0-29
  33214412   5/1/2004   4/1/2034          358    232050    231371.12    6.75   1,505.08   6/1/2004    94.98528455        0-29
  33493404   5/1/2004   4/1/2034          357    283950       283950     6.5   1,538.06   7/1/2004    79.98816868        0-29

                              INITIAL                     PREPAYMENT                                        FIRST RATE   RATE RESET
  LOANID     INDEX   MARGIN     CAP     FLOOR   CEILING      TERM              PREPAYMENT PENALTY           RESET DATE    FREQUENCY
-----------------------------------------------------------------------------------------------------------------------------------
  33886649    6ML        6       3      7.375   13.375    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33886862    6ML      6.5       3      7.375   13.375    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  34168013    6ML    5.875       3       7.75    13.75    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  33970930    6ML    5.625       3      7.125   13.125    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33920810    6ML      6.5       3        7.5     13.5           24    6 mo.s interest less 20% obal          5/1/2006    1/6/1900
  33887118    6ML    3.875       3      6.125   12.125    1/24/1900    6 mo.s interest less 20% obal          5/1/2009           6
  34147041    6ML     4.25       3        5.5     11.5    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  34248062    6ML     5.25       3      6.375   12.375    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33915273    6ML     6.75       3       7.75    13.75    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33173717    6ML     5.25       3      7.375   13.375     2/5/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  33456450    6ML    6.625       3      8.125   14.125    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33525353    6ML      5.5       3       6.75    12.75    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  33525650    6ML    6.125       3          7       13     2/5/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  33745472    6ML      4.5       3      5.625   11.625    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33863945    6ML    5.125       3        6.5     12.5    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33867268    6ML        5       3      6.875   12.875    1/24/1900    2% prepaid                             5/1/2006           6
  34116848    6ML        5       3      6.375   12.375    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  34243006    6ML    6.125       3          7       13    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33561366    6ML      3.5       3      5.375   11.375     2/5/1900    6 mo.s interest less 20% obal          5/1/2009           6
  33811910    6ML     5.75       3       7.25    13.25    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33890708    6ML    6.125       3       7.25    13.25    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33918558    6ML        6       3          7       13    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  34055392    6ML     4.25       3      6.125   12.125     2/5/1900    6 mo.s interest less 20% obal          5/1/2009           6
  34188664    6ML    4.625       3       6.75    12.75     1/0/1900    None                                   5/1/2009           6
  33373994    6ML      5.5       3          8       14    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  34051250    6ML    4.875       3       6.25    12.25     1/0/1900    None                                   5/1/2007           6
  33887951    6ML    5.375       3          7       13    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33889148    6ML     6.25       3      6.875   12.875    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
4000117164    6ML     3.75       3       5.25    11.25    1/24/1900    6 mo.s interest less 20% obal          5/1/2009           6
  34186247    6ML      5.5       3      8.875   14.875    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33099367    6ML     6.25       3          7       13    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33220013    6ML      5.5       3       6.25    12.25    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  34129635    6ML    5.375       3      6.375   12.375    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  34183731    6ML    6.375       3      7.625   13.625     1/0/1900    None                                   5/1/2006           6
  33913245    6ML    5.125       3       6.75    12.75    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
4000128259    6ML    2.875       1      3.999       10     2/5/1900    min (2% prepaid, 60 days interest)    12/1/2004           6
  33099672    6ML    3.875       3      5.375   11.375    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33172511    6ML        5       3       5.25    11.25     2/5/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  33720194    6ML     4.75       3      6.125   12.125    1/12/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  34149583    6ML     4.25       3       6.25    12.25     2/5/1900    6 mo.s interest less 20% obal          5/1/2009           6
  32822876    6ML    4.125       3        5.5     11.5    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  34093104    6ML    4.625       3      5.375   11.375    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33721705    6ML      5.5       3      6.375   12.375    1/12/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  34263616    6ML    5.375       3      6.375   12.375     2/5/1900    6 mo.s interest less 20% obal          5/1/2007           6
  33910399    6ML        7       3      7.625   13.625     2/5/1900    6 mo.s interest less 20% obal          5/1/2006           6
  34204933    6ML     3.75       3        5.5     11.5     2/5/1900    min (2% prepaid, 60 days interest)     5/1/2009           6
  33994625    6ML     4.25       3       5.25    11.25     2/5/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33913575    6ML        5       3       6.75    12.75    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  34204487    6ML    6.125       3       7.25    13.25     2/5/1900    min (2% prepaid, 60 days interest)     5/1/2007           6
  34282988    6ML    3.375       3      4.875   10.875    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  34163816    6ML        4       3       5.25    11.25    1/12/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
4000140313    6ML    3.875       3      5.625   11.625     2/5/1900    6 mo.s interest less 20% obal          5/1/2009           6
  33037219    6ML     5.25       3        6.5     12.5    1/12/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33724485    6ML     3.75       3      5.625   11.625     2/5/1900    6 mo.s interest less 20% obal          4/1/2009           6
  33236670    6ML    4.875       3      6.125   12.125    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33524000    6ML     5.25       3        6.5     12.5    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33533308    6ML     5.75       3          7       13    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33533456    6ML     5.75       3       7.25    13.25    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33910712    6ML     6.25       3      7.625   13.625    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33785536    6ML     5.75       3       6.75    12.75     2/5/1900    6 mo.s interest less 20% obal          4/1/2007           6
  33902115    6ML        5       3       5.75    11.75    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  34127449    6ML      3.5       3      7.375   13.375     1/0/1900    None                                   4/1/2006           6
  33214412    6ML     6.25       3       6.75    12.75    1/12/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33493404    6ML    5.125       3        6.5     12.5    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6

              PAYMENT
               RESET
  LOANID     FREQUENCY    PURPOSE   DIV   IO   IOTERM
-----------------------------------------------------
  33886649       6       C/O Refi   N     N       0
  33886862       6       C/O Refi   N     Y      60
  34168013       6       Purchase   N     N       0
  33970930       6       C/O Refi   N     Y      60
  33920810       6       C/O Refi   N     N       0
  33887118       6       C/O Refi   N     Y      60
  34147041       6       Purchase   N     Y      60
  34248062       6       Purchase   N     Y      60
  33915273       6       Purchase   N     N       0
  33173717       6       Purchase   N     N       0
  33456450       6       C/O Refi   N     N       0
  33525353       6       R/T Refi   N     N       0
  33525650       6       C/O Refi   N     N       0
  33745472       6       Purchase   N     Y      60
  33863945       6       R/T Refi   N     N       0
  33867268       6       C/O Refi   N     Y      60
  34116848       6       C/O Refi   N     N       0
  34243006       6       Purchase   N     N       0
  33561366       6       Purchase   N     Y      60
  33811910       6       Purchase   N     Y      60
  33890708       6       C/O Refi   N     Y      60
  33918558       6       C/O Refi   N     N       0
  34055392       6       Purchase   N     Y      60
  34188664       6       Purchase   N     Y      60
  33373994       6       Purchase   N     N       0
  34051250       6       C/O Refi   N     N       0
  33887951       6       C/O Refi   N     Y      60
  33889148       6       Purchase   N     N       0
4000117164       6       Purchase   N     Y      60
  34186247       6       Purchase   N     N       0
  33099367       6       Purchase   N     N       0
  33220013       6       Purchase   N     N       0
  34129635       6       Purchase   N     Y      60
  34183731       6       Purchase   N     N       0
  33913245       6       C/O Refi   N     N       0
4000128259       6       Purchase   N     Y      60
  33099672       6       Purchase   N     Y      60
  33172511       6       C/O Refi   N     N       0
  33720194       6       C/O Refi   N     N       0
  34149583       6       Purchase   N     Y      60
  32822876       6       Purchase   N     Y      60
  34093104       6       C/O Refi   N     N       0
  33721705       6       C/O Refi   N     N       0
  34263616       6       Purchase   N     Y      60
  33910399       6       Purchase   N     Y      60
  34204933       6       Purchase   N     Y      60
  33994625       6       Purchase   N     Y      60
  33913575       6       C/O Refi   N     N       0
  34204487       6       R/T Refi   N     Y      60
  34282988       6       Purchase   N     Y      60
  34163816       6       C/O Refi   N     N       0
4000140313       6       Purchase   N     Y      60
  33037219       6       Purchase   N     Y      60
  33724485       6       C/O Refi   N     Y      60
  33236670       6       C/O Refi   N     Y      60
  33524000       6       Purchase   N     Y      60
  33533308       6       C/O Refi   N     N       0
  33533456       6       C/O Refi   N     N       0
  33910712       6       Purchase   N     Y      60
  33785536       6       C/O Refi   N     Y      60
  33902115       6       Purchase   N     Y      60
  34127449       6       Purchase   N     N       0
  33214412       6       Purchase   N     N       0
  33493404       6       Purchase   N     Y      60

                                     D-1-25

                                                                PROPERTY                                ORIGINAL    ORIGINATION
  LOANID                CITY              ZIP    STATE            TYPE                OCCUPANCY           TERM          DATE
-------------------------------------------------------------------------------------------------------------------------------
  33099896   BRISTOL                      3222     NH    Single Family            Owner Occupied       12/25/1900    3/26/2004
  33489535   VACAVILLE                   95687     CA    Single Family            Owner Occupied       12/25/1900    3/16/2004
  33619818   ORLANDO                     32828     FL    PUD                      Owner Occupied       12/25/1900    3/31/2004
  33825779   PERRIS                      92570     CA    Single Family            Owner Occupied       12/25/1900    3/19/2004
  33943259   SAN DIEGO                   92139     CA    Single Family            Owner Occupied       12/25/1900    3/23/2004
  33825399   RIVERSIDE                   92507     CA    Single Family            Owner Occupied       12/25/1900    3/18/2004
  33368390   SOUTHFIELD                  48075     MI    Single Family            Owner Occupied       12/25/1900    3/22/2004
  33450982   ISELIN                       8830     NJ    Single Family            Owner Occupied       12/25/1900    3/24/2004
  33559451   MENIFEE                     92584     CA    Single Family            Owner Occupied       12/25/1900    3/23/2004
4000106007   BRIDGEPORT                   6610     CT    Multi Family - 2 Units   Owner Occupied       12/25/1900     4/8/2004
  33117912   LINO LAKES                  55014     MN    Single Family            Owner Occupied       12/25/1900    3/26/2004
  33811829   GOODLETSVILLE               37072     TN    Single Family            Owner Occupied       12/25/1900    3/25/2004
  33561283   ESCONDIDO                   92027     CA    Condo                    Owner Occupied       12/25/1900    3/26/2004
  33982257   NORTH LAUDERDALE            33068     FL    PUD                      Owner Occupied       12/25/1900    3/25/2004
  33945643   SAN DIEGO                   92154     CA    Single Family            Owner Occupied       12/25/1900    3/24/2004
  33316258   FORT COLLINS                80526     CO    Single Family            Owner Occupied       12/25/1900    3/25/2004
  33742784   SEATTLE                     98125     WA    Single Family            Owner Occupied       12/25/1900    3/23/2004
  33006362   BEDFORD                     47421     IN    Single Family            Owner Occupied       12/25/1900    3/29/2004
  33370446   HIGHLAND PARK               48203     MI    Single Family            Owner Occupied       12/25/1900    3/26/2004
  33763392   BROOKLYN                    11236     NY    Single Family            Owner Occupied       12/25/1900    3/29/2004
  34102004   DUARTE                      91010     CA    PUD                      Owner Occupied       12/25/1900    3/26/2004
  33366402   DETROIT                     48228     MI    Single Family            Owner Occupied       12/25/1900    3/26/2004
  33710518   CARPENTERSVILLE             60110     IL    Single Family            Owner Occupied       12/25/1900    3/31/2004
4000133730   HOLLISTER                   95023     CA    Single Family            Owner Occupied       12/25/1900    3/25/2004
  33217712   PHOENIX                     85014     AZ    Condo                    Owner Occupied       12/25/1900    3/26/2004
  33318882   GLENDALE                    80246     CO    Condo                    Owner Occupied       12/25/1900    3/24/2004
  33522640   YOUNGSTOWN                  44510     OH    Single Family            Owner Occupied       12/25/1900    3/29/2004
  33517327   RANCHO CUCAMONGA            91737     CA    Single Family            Owner Occupied       12/25/1900    3/11/2004
  33433848   EASTLAND                    76448     TX    Single Family            Owner Occupied       12/25/1900    3/29/2004
  33452327   ENGLEWOOD                    7631     NJ    Single Family            Owner Occupied       12/25/1900    3/26/2004
  33943945   CHULA VISTA                 91913     CA    Condo                    Owner Occupied       12/25/1900    3/23/2004
  33495243   VACAVILLE                   95687     CA    Single Family            Non-Owner Occupied   12/25/1900    3/25/2004
  33683905   LOS BANOS                   93635     CA    Single Family            Owner Occupied       12/25/1900    3/16/2004
  33214701   MESA                        85205     AZ    Single Family            Owner Occupied       12/25/1900    3/26/2004
4000089734   PHILADELPHIA                19126     PA    Multi Family - 2 Units   Owner Occupied       12/25/1900    3/31/2004
  33474685   RESEDA AREA                 91335     CA    Single Family            Owner Occupied       12/25/1900    3/26/2004
  33812512   CORDOVA                     38018     TN    Single Family            Owner Occupied       12/25/1900    3/30/2004
  33578857   TROUTDALE                   97060     OR    Single Family            Owner Occupied       12/25/1900    3/22/2004
  33079385   CONCORD                     94520     CA    Condo                    Owner Occupied       12/25/1900     3/4/2004
  32919334   TAYLORSVILLE                84118     UT    Single Family            Owner Occupied       12/25/1900    3/19/2004
  33258179   MIAMI                       33178     FL    PUD                      Owner Occupied       12/25/1900    3/29/2004
  33218165   SANTA FE                    87507     NM    PUD                      Owner Occupied       12/25/1900    3/26/2004
  33983081   MIAMI                       33178     FL    PUD                      Owner Occupied       12/25/1900    3/31/2004
  33807041   CARROLLTON                  30116     GA    PUD                      Owner Occupied       12/25/1900    3/31/2004
  33369174   DETROIT                     48235     MI    Single Family            Owner Occupied       12/25/1900    3/26/2004
  33537382   ELSMERE                     41018     KY    Single Family            Owner Occupied       12/25/1900    3/31/2004
  33713389   PERU                        46970     IN    Single Family            Owner Occupied       12/25/1900    3/30/2004
  33433145   GREENVILLE                  75402     TX    Single Family            Owner Occupied       12/25/1900    3/26/2004
  33725623   FONTANA                     92337     CA    Single Family            Owner Occupied       12/25/1900    3/19/2004
  33986209   MIAMI                       33157     FL    Single Family            Non-Owner Occupied   12/25/1900    3/31/2004
  34042523   RICHARDSON                  75081     TX    Single Family            Owner Occupied       12/25/1900    3/26/2004
  34044701   GARLAND                     75044     TX    Single Family            Non-Owner Occupied   12/25/1900    3/26/2004
  33985532   PORT SAINT LUCIE            34986     FL    PUD                      Owner Occupied       12/25/1900    3/30/2004
  33986175   SUNRISE                     33322     FL    PUD                      Owner Occupied       12/25/1900    3/31/2004
  33785197   ROHNERT PARK                94928     CA    Single Family            Owner Occupied       12/25/1900    3/25/2004
  33622713   DETROIT                     48235     MI    Single Family            Owner Occupied       12/25/1900    3/25/2004
  33518044   LOS ANGELES                 90044     CA    Multi Family - 2 Units   Owner Occupied       12/25/1900    3/17/2004
  33814971   CORDOVA                     38016     TN    Single Family            Owner Occupied       12/25/1900    3/25/2004
4000120424   FENTON                      48430     MI    Single Family            Second Home          12/25/1900    3/18/2004
  33260357   FORT LAUDERDALE             33334     FL    Single Family            Owner Occupied       12/25/1900    3/31/2004
  33349465   TAYLORS                     29687     SC    PUD                      Owner Occupied       12/25/1900    3/26/2004
  33883406   SUFFOLK                     23434     VA    Single Family            Owner Occupied       12/25/1900    3/23/2004
  33079245   LATHROP                     95330     CA    Single Family            Owner Occupied       12/25/1900    3/12/2004
  33493677   NORTH HIGHLANDS             95660     CA    Single Family            Owner Occupied       12/25/1900    3/19/2004

                                                                                            PAID        ORIGINAL
               FIRST    MATURITY    REMAINING   ORIGINAL   SCHEDULED                        THRU     COMBINED LOAN       OTS
  LOANID     PAY DATE     DATE        TERM       BALANCE    BALANCE     RATE     P&I        DATE        TO VALUE     DELINQUENCY
--------------------------------------------------------------------------------------------------------------------------------
  33099896   5/1/2004   4/1/2034          358    158650    158294.55     7.5   1,109.31   6/1/2004             95        0-29
  33489535   5/1/2004   4/1/2034          358    228000       228000   6.375   1,211.25   6/1/2004    84.44444444        0-29
  33619818   5/1/2004   4/1/2034          358    332400    330841.55   5.125   1,809.88   6/1/2004    94.99857102        0-29
  33825779   5/1/2004   4/1/2034          358    146600    146287.55    7.75   1,050.27   6/1/2004    84.98550725        0-29
  33943259   5/1/2004   4/1/2034          357    296000       296000    5.25   1,295.00   7/1/2004             80        0-29
  33825399   5/1/2004   4/1/2034          358    157600       157600     5.5     722.33   6/1/2004             80        0-29
  33368390   5/1/2004   4/1/2034          358    201400     200837.4   6.375   1,256.48   6/1/2004             95        0-29
  33450982   5/1/2004   4/1/2034          358    233750       233750   7.875   1,533.98   6/1/2004             85        0-29
  33559451   5/1/2004   4/1/2034          358    272000       272000     5.5   1,246.67   6/1/2004             80        0-29
4000106007   6/1/2004   5/1/2034          359    255000    254600.95    7.25   1,739.55   6/1/2004            100        0-29
  33117912   5/1/2004   4/1/2034          358    221000       221000       6   1,105.00   6/1/2004    80.36363636        0-29
  33811829   5/1/2004   4/1/2034          358     78800        78800   6.875     451.46   6/1/2004             80        0-29
  33561283   5/1/2004   4/1/2034          358    319000       319000   6.625   1,761.15   6/1/2004    83.94736842        0-29
  33982257   5/1/2004   4/1/2034          357    107350    107083.92    6.99     713.49   7/1/2004             95        0-29
  33945643   5/1/2004   4/1/2034          357    300000       300000     5.5   1,375.00   7/1/2004             80        0-29
  33316258   5/1/2004   4/1/2034          358    148800       148800   6.125     759.50   6/1/2004             80        0-29
  33742784   5/1/2004   4/1/2034          358    194000       194000    5.99     968.38   6/1/2004             80        0-29
  33006362   5/1/2004   4/1/2034          358     52450     52352.28     8.5     403.30   6/1/2004    89.96569468        0-29
  33370446   5/1/2004   4/1/2034          358    136850       136850    6.25     712.76   6/1/2004             85        0-29
  33763392   5/1/2004   4/1/2034          358    299000    298313.25   7.375   2,065.12   6/1/2004            100        0-29
  34102004   5/1/2004   4/1/2034          357    239200    238937.92    5.25   1,046.50   7/1/2004             80        0-29
  33366402   5/1/2004   4/1/2034          358     80800     80584.92   6.625     517.38   6/1/2004    94.94712103        0-29
  33710518   5/1/2004   4/1/2034          358    185900    185483.52     7.5   1,299.84   6/1/2004            100        0-29
4000133730   5/1/2004   4/1/2034          358    237500       237500       7   1,385.42   6/1/2004    71.96969697        0-29
  33217712   5/1/2004   4/1/2034          358     60000        60000   6.125     306.25   6/1/2004             80        0-29
  33318882   5/1/2004   4/1/2034          358    104850       104850   7.875     688.08   6/1/2004    74.89285714        0-29
  33522640   5/1/2004   4/1/2034          358     35700     35629.44   8.125     265.08   6/1/2004             85        0-29
  33517327   5/1/2004   4/1/2034          358    226400       226400   6.125   1,155.58   6/1/2004             80        0-29
  33433848   5/1/2004   4/1/2034          358     48150        48150    8.25     331.03   6/1/2004             90        0-29
  33452327   5/1/2004   4/1/2034          358    196000    195326.03       6   1,175.12   6/1/2004    68.77192982        0-29
  33943945   5/1/2004   4/1/2034          358    310050       310050    5.75   1,485.66   6/1/2004    79.99886472        0-29
  33495243   5/1/2004   4/1/2034          358    280500       280500   6.125   1,431.72   6/1/2004             85        0-29
  33683905   5/1/2004   4/1/2034          358    198700    197768.69   5.625     931.41   6/1/2004    79.99194847        0-29
  33214701   5/1/2004   4/1/2034          358    142500       142500       6     712.50   6/1/2004          93.75        0-29
4000089734   5/1/2004   4/1/2034          358     96000        96000     5.5     440.00   6/1/2004             80        0-29
  33474685   5/1/2004   4/1/2034          358    300000       300000   5.625   1,406.25   6/1/2004             80        0-29
  33812512   5/1/2004   4/1/2034          358    148620       148620    6.75     835.99   6/1/2004             80        0-29
  33578857   5/1/2004   4/1/2034          358    138000       138000   6.375     733.13   6/1/2004    76.66666667        0-29
  33079385   5/1/2004   4/1/2034          359    164000       164000     7.5   1,025.00   5/1/2004             80        0-29
  32919334   5/1/2004   4/1/2034          358    126000       126000   6.875     721.88   6/1/2004             90        0-29
  33258179   5/1/2004   4/1/2034          358    321750       321750   6.625   1,776.33   6/1/2004             90        0-29
  33218165   5/1/2004   4/1/2034          357    185000    184634.48   8.125   1,373.62   7/1/2004            100        0-29
  33983081   5/1/2004   4/1/2034          357    256000    255929.33   6.625   1,413.33   7/1/2004             80        0-29
  33807041   5/1/2004   4/1/2034          358    245600       245600   5.125   1,048.92   6/1/2004             80        0-29
  33369174   5/1/2004   4/1/2034          358    122500       122200   7.125     727.34   6/1/2004    79.03225806        0-29
  33537382   5/1/2004   4/1/2034          357     89200        89200   6.875     511.04   7/1/2004             80        0-29
  33713389   5/1/2004   4/1/2034          357     56950     56812.54   7.125     383.69   7/1/2004             85        0-29
  33433145   5/1/2004   4/1/2034          358     80500     80294.25    8.25     604.77   6/1/2004    84.97835955        0-29
  33725623   5/1/2004   4/1/2034          359    216000       216000    5.75   1,035.00   5/1/2004             80        0-29
  33986209   5/1/2004   4/1/2034          358    136800       136800    5.75     655.50   6/1/2004             80        0-29
  34042523   5/1/2004   4/1/2034          358    113600    113290.24     6.5     718.03   6/1/2004             80        0-29
  34044701   5/1/2004   4/1/2034          358     84000     83791.79    6.99     558.30   6/1/2004             70        0-29
  33985532   5/1/2004   4/1/2034          358    157900    157579.36    7.99   1,157.52   6/1/2004            100        0-29
  33986175   5/1/2004   4/1/2034          358    127900    127640.81       8     938.49   6/1/2004            100        0-29
  33785197   5/1/2004   4/1/2034          358    316000       316000   5.625   1,481.25   6/1/2004             80        0-29
  33622713   5/1/2004   4/1/2034          358    118000       118000   6.625     651.46   6/1/2004    86.76470588        0-29
  33518044   5/1/2004   4/1/2034          357    246000    245345.26   6.625   1,575.17   7/1/2004    94.98069498        0-29
  33814971   5/1/2004   4/1/2034          358    151920       151920    5.75     727.95   6/1/2004             80        0-29
4000120424   5/1/2004   4/1/2034          356    135000    134604.36   6.125     820.27   8/1/2004    68.18181818        0-29
  33260357   5/1/2004   4/1/2034          358    185250       185250    6.75   1,042.03   6/1/2004             95        0-29
  33349465   5/1/2004   4/1/2034          358    106300    106279.38   6.375     564.72   6/1/2004    94.99553172        0-29
  33883406   5/1/2004   4/1/2034          358    100800       100800    8.25     693.00   6/1/2004             90        0-29
  33079245   5/1/2004   4/1/2034          358    240000       240000    7.25   1,450.00   6/1/2004             80        0-29
  33493677   5/1/2004   4/1/2034          358     67950     67777.27   6.875     446.39   6/1/2004    32.98543689        0-29

                              INITIAL                     PREPAYMENT                                        FIRST RATE   RATE RESET
  LOANID     INDEX   MARGIN     CAP     FLOOR   CEILING      TERM              PREPAYMENT PENALTY           RESET DATE    FREQUENCY
-----------------------------------------------------------------------------------------------------------------------------------
  33099896    6ML     6.75       3        7.5     13.5    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33489535    6ML     5.25       3      6.375   12.375    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33619818    6ML     4.75       3      5.125   11.125     2/5/1900    6 mo.s interest less 20% obal          4/1/2009           6
  33825779    6ML    6.375       3       7.75    13.75    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33943259    6ML        4       3       5.25    11.25    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33825399    6ML    4.125       3        5.5     11.5    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33368390    6ML    5.625       3      6.375   12.375    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33450982    6ML    6.375       3      7.875   13.875     1/0/1900    None                                   4/1/2006           6
  33559451    6ML    4.375       3        5.5     11.5    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
4000106007    6ML    5.375       3       7.25    13.25     2/5/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33117912    6ML    5.375       3          6       12     2/5/1900    min (2% prepaid, 60 days interest)     4/1/2006           6
  33811829    6ML    5.375       3      6.875   12.875    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33561283    6ML        5       3      6.625   12.625     1/0/1900    None                                   4/1/2006           6
  33982257    6ML    5.875       3       6.99    12.99    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33945643    6ML    4.375       3        5.5     11.5    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33316258    6ML      4.5       3      6.125   12.125    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33742784    6ML    4.625       3       5.99    11.99    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33006362    6ML      7.5       3        8.5     14.5    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33370446    6ML     4.75       3       6.25    12.25    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33763392    6ML     5.25       3      7.375   13.375     1/0/1900    None                                   4/1/2007           6
  34102004    6ML    3.875       3       5.25    11.25    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33366402    6ML    6.125       3      6.625   12.625    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33710518    6ML     5.25       3        7.5     13.5    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
4000133730    6ML        5       3          7       13    1/12/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33217712    6ML      4.5       3      6.125   12.125    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33318882    6ML    5.625       3      7.875   13.875    1/12/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33522640    6ML     7.25       3      8.125   14.125    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33517327    6ML     4.75       3      6.125   12.125    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33433848    6ML        7       3       8.25    14.25    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33452327    6ML    4.625       3          6       12     1/0/1900    None                                   4/1/2007           6
  33943945    6ML    4.125       3       5.75    11.75    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33495243    6ML        4       3      6.125   12.125    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33683905    6ML     3.75       3      5.625   11.625    1/24/1900    6 mo.s interest less 20% obal          4/1/2009           6
  33214701    6ML    4.875       1          6       12    1/24/1900    6 mo.s interest less 20% obal         10/1/2004           6
4000089734    6ML    4.125       3        5.5     11.5    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33474685    6ML        4       3      5.625   11.625     2/5/1900    6 mo.s interest less 20% obal          4/1/2009           6
  33812512    6ML        5       3       6.75    12.75    1/24/1900    6 mo.s interest less 20% obal          4/1/2009           6
  33578857    6ML    4.625       3      6.375   12.375    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33079385    6ML     5.25       3        7.5     13.5     1/0/1900    None                                   4/1/2006           6
  32919334    6ML    5.625       3      6.875   12.875    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33258179    6ML        6       3      6.625   12.625    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33218165    6ML    5.875       3      8.125   14.125     1/0/1900    None                                   4/1/2006           6
  33983081    6ML        5       3      6.625   12.625    1/24/1900    6 mo.s interest less 20% obal          4/1/2009           6
  33807041    6ML    3.375       3      5.125   11.125     1/0/1900    None                                   4/1/2009           6
  33369174    6ML    5.125       3      7.125   13.125    1/12/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33537382    6ML     5.75       3      6.875   12.875    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33713389    6ML    6.125       3      7.125   13.125    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33433145    6ML    7.125       3       8.25    14.25    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33725623    6ML    4.375       3       5.75    11.75    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33986209    6ML     4.25       3       5.75    11.75    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  34042523    6ML        5       3        6.5     12.5     1/0/1900    None                                   4/1/2006           6
  34044701    6ML     4.25       3       6.99    12.99    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33985532    6ML    5.125       3       7.99    13.99     1/0/1900    None                                   4/1/2006           6
  33986175    6ML      5.5       3          8       14    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33785197    6ML     4.25       3      5.625   11.625    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33622713    6ML     5.75       3      6.625   12.625     2/5/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33518044    6ML    5.875       3      6.625   12.625     2/5/1900    6 mo.s interest less 20% obal          4/1/2007           6
  33814971    6ML    4.625       3       5.75    11.75    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
4000120424    6ML        4       3      6.125   12.125    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33260357    6ML      5.5       3       6.75    12.75    1/24/1900    6 mo.s interest less 20% obal          4/1/2009           6
  33349465    6ML    5.375       3      6.375   12.375     1/0/1900    None                                   4/1/2007           6
  33883406    6ML      6.5       3       8.25    14.25    1/24/1900    6 mo.s interest less 20% obal          4/1/2009           6
  33079245    6ML      5.5       3       7.25    13.25     2/5/1900    6 mo.s interest less 20% obal          4/1/2009           6
  33493677    6ML    5.375       3      6.875   12.875    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6

              PAYMENT
               RESET
  LOANID     FREQUENCY    PURPOSE   DIV   IO   IOTERM
-----------------------------------------------------
  33099896       6       C/O Refi   N     N       0
  33489535       6       C/O Refi   N     Y      60
  33619818       6       Purchase   N     N       0
  33825779       6       C/O Refi   N     N       0
  33943259       6       Purchase   N     Y      60
  33825399       6       Purchase   N     Y      60
  33368390       6       C/O Refi   N     N       0
  33450982       6       C/O Refi   N     Y      60
  33559451       6       Purchase   N     Y      60
4000106007       6       Purchase   N     N       0
  33117912       6       C/O Refi   N     Y      60
  33811829       6       Purchase   N     Y      60
  33561283       6       C/O Refi   N     Y      60
  33982257       6       C/O Refi   N     N       0
  33945643       6       Purchase   N     Y      60
  33316258       6       Purchase   N     Y      60
  33742784       6       Purchase   N     Y      60
  33006362       6       Purchase   N     N       0
  33370446       6       C/O Refi   N     Y      60
  33763392       6       Purchase   N     N       0
  34102004       6       C/O Refi   N     Y      60
  33366402       6       Purchase   N     N       0
  33710518       6       Purchase   N     N       0
4000133730       6       C/O Refi   N     Y      60
  33217712       6       Purchase   N     Y      60
  33318882       6       C/O Refi   N     Y      60
  33522640       6       Purchase   N     N       0
  33517327       6       Purchase   N     Y      60
  33433848       6       Purchase   N     Y      60
  33452327       6       C/O Refi   N     N       0
  33943945       6       Purchase   N     Y      60
  33495243       6       C/O Refi   N     Y      60
  33683905       6       Purchase   N     Y      60
  33214701       6       C/O Refi   N     Y      60
4000089734       6       Purchase   N     Y      60
  33474685       6       Purchase   N     Y      60
  33812512       6       Purchase   N     Y      60
  33578857       6       R/T Refi   N     Y      60
  33079385       6       C/O Refi   N     Y      60
  32919334       6       R/T Refi   N     Y      60
  33258179       6       Purchase   N     Y      60
  33218165       6       Purchase   N     N       0
  33983081       6       Purchase   N     Y      60
  33807041       6       Purchase   N     Y      60
  33369174       6       C/O Refi   N     Y      60
  33537382       6       Purchase   N     Y      60
  33713389       6       Purchase   N     N       0
  33433145       6       Purchase   N     N       0
  33725623       6       Purchase   N     Y      60
  33986209       6       C/O Refi   N     Y      60
  34042523       6       C/O Refi   N     N       0
  34044701       6       C/O Refi   N     N       0
  33985532       6       Purchase   N     N       0
  33986175       6       Purchase   N     N       0
  33785197       6       Purchase   N     Y      60
  33622713       6       C/O Refi   N     Y      60
  33518044       6       C/O Refi   N     N       0
  33814971       6       Purchase   N     Y      60
4000120424       6       C/O Refi   N     N       0
  33260357       6       Purchase   N     Y      60
  33349465       6       Purchase   N     Y      60
  33883406       6       C/O Refi   N     Y      60
  33079245       6       C/O Refi   N     Y      60
  33493677       6       C/O Refi   N     N       0

                                     D-1-26

                                                                PROPERTY                                ORIGINAL    ORIGINATION
  LOANID                CITY              ZIP    STATE            TYPE                OCCUPANCY           TERM          DATE
-------------------------------------------------------------------------------------------------------------------------------
  33369190   INKSTER                     48141     MI    Single Family            Owner Occupied       12/25/1900    3/25/2004
  33117664   HARRIS                      55032     MN    Single Family            Owner Occupied       12/25/1900    3/26/2004
  33744160   MONROE                      98272     WA    Single Family            Owner Occupied       12/25/1900    3/24/2004
  33418492   HEMET                       92545     CA    Single Family            Owner Occupied       12/25/1900    3/17/2004
  33683459   ROSEVILLE                   95678     CA    Single Family            Owner Occupied       12/25/1900    3/12/2004
  33495516   CHICO                       95926     CA    Single Family            Owner Occupied       12/25/1900    3/25/2004
  32919482   STANSBURY PARK              84074     UT    Single Family            Owner Occupied       12/25/1900    3/25/2004
  33738543   RICHMOND                    94804     CA    Single Family            Owner Occupied       12/25/1900    3/19/2004
  33738550   EL CERRITO                  94530     CA    Single Family            Non-Owner Occupied   12/25/1900    3/19/2004
  33454190   PHILADELPHIA                19152     PA    Single Family            Owner Occupied       12/25/1900    3/30/2004
  32780074   BRONX                       10460     NY    Multi Family - 2 Units   Owner Occupied       12/25/1900     5/3/2004
  33742941   SEATTLE                     98118     WA    Single Family            Owner Occupied       12/25/1900    3/24/2004
  33006453   GREENFIELD                  46140     IN    Single Family            Owner Occupied       12/25/1900    3/22/2004
  33351404   APEX                        27502     NC    PUD                      Owner Occupied       12/25/1900    3/29/2004
  33260795   LAUDERHILL                  33313     FL    Condo                    Owner Occupied       12/25/1900    3/23/2004
  33598756   MANVEL                      77578     TX    Single Family            Owner Occupied       12/25/1900    3/31/2004
  33572645   SALEM                       97306     OR    Single Family            Owner Occupied       12/25/1900    3/11/2004
  33214297   PHOENIX                     85032     AZ    Single Family            Owner Occupied       12/25/1900    3/20/2004
  33816646   DOUGLASVILLE                30135     GA    Single Family            Owner Occupied       12/25/1900    3/31/2004
  33623711   FOWLERVILLE                 48836     MI    Single Family            Owner Occupied       12/25/1900    3/31/2004
  34104448   SAN DIMAS                   91773     CA    Single Family            Owner Occupied       12/25/1900    3/24/2004
  33589904   NEW ORLEANS                 70131     LA    Single Family            Owner Occupied       12/25/1900    3/24/2004
  33561945   ESCONDIDO                   92027     CA    Single Family            Owner Occupied       12/25/1900    3/16/2004
  33557935   SAN GABRIEL                 91776     CA    Single Family            Owner Occupied       12/25/1900    3/10/2004
  33299983   SALINAS                     93905     CA    Single Family            Owner Occupied       12/25/1900    3/25/2004
  33169293   WARREN                      48093     MI    Single Family            Owner Occupied       12/25/1900    3/25/2004
  33563594   NEWBERG                     97132     OR    Single Family            Owner Occupied       12/25/1900    3/11/2004
  33587700   HOUSTON                     77043     TX    PUD                      Owner Occupied       12/25/1900    3/24/2004
  33515552   LONG BEACH                  90813     CA    Multi Family - 2 Units   Owner Occupied       12/25/1900    3/17/2004
  33159492   CHICAGO                     60628     IL    Single Family            Owner Occupied       12/25/1900    3/22/2004
  33984121   PORT SAINT LUCIE            34983     FL    Single Family            Owner Occupied       12/25/1900    3/26/2004
  33729922   SACRAMENTO                  95835     CA    Single Family            Owner Occupied       12/25/1900    3/12/2004
  32677726   MILWAUKEE                   53222     WI    Single Family            Owner Occupied       12/25/1900    4/16/2004
  33984378   WEST PALM BEACH             33405     FL    Single Family            Non-Owner Occupied   12/25/1900    3/30/2004
  32918823   MILLVILLE                   84326     UT    Single Family            Owner Occupied       12/25/1900    3/23/2004
  33096967   SEABROOK                     3874     NH    Condo                    Owner Occupied       12/25/1900    3/29/2004
  33966177   DENVER                      80236     CO    PUD                      Owner Occupied       12/25/1900    3/26/2004
  34043604   TEMPLE                      76502     TX    Single Family            Owner Occupied       12/25/1900    3/25/2004
  33345752   BELMONT                     28012     NC    Single Family            Owner Occupied       12/25/1900    3/23/2004
  33946641   SAN DIEGO                   92107     CA    Condo                    Owner Occupied       12/25/1900    3/26/2004
  33828849   MURRIETA                    92562     CA    Single Family            Owner Occupied       12/25/1900    3/19/2004
  31159833   MT. STERLING                40353     KY    Single Family            Owner Occupied       12/25/1900    3/23/2004
  33097338   ATTLEBORO                    2703     MA    Multi Family - 2 Units   Owner Occupied       12/25/1900    3/26/2004
  33811753   DALLAS                      30157     GA    Single Family            Owner Occupied       12/25/1900    3/26/2004
  33235771   LAS VEGAS                   89109     NV    Condo >4                 Owner Occupied       12/25/1900    3/26/2004
  33884933   NEWBRUG                     20664     MD    Single Family            Owner Occupied       12/25/1900    3/29/2004
4000122254   NORFOLK                     23505     VA    Single Family            Owner Occupied       12/25/1900    3/22/2004
  33943622   LAKESIDE                    92040     CA    Single Family            Owner Occupied       12/25/1900    3/23/2004
  33816182   COLUMBUS                    31907     GA    Single Family            Owner Occupied       12/25/1900    3/31/2004
  33211103   GILBERT                     85296     AZ    PUD                      Owner Occupied       12/25/1900    3/17/2004
  33623869   WESTLAND                    48186     MI    Single Family            Owner Occupied       12/25/1900    3/25/2004
  33494188   AUBURN                      95603     CA    Single Family            Owner Occupied       12/25/1900    3/25/2004
  33217365   PHOENIX                     85032     AZ    Single Family            Owner Occupied       12/25/1900    3/24/2004
  33905365   TAMPA                       33625     FL    PUD                      Owner Occupied       12/25/1900    3/31/2004
  33536616   CINCINNATI                  45245     OH    Condo                    Owner Occupied       12/25/1900    3/26/2004
  33235276   LAS VEGAS                   89121     NV    PUD                      Owner Occupied       12/25/1900    3/26/2004
  33094798   BROCKTON                     2301     MA    Multi Family - 2 Units   Owner Occupied       12/25/1900    3/29/2004
  33814930   JONESBORO                   30236     GA    Single Family            Owner Occupied       12/25/1900    3/31/2004
  33909797   BIRMINGHAM                  35215     AL    Single Family            Owner Occupied       12/25/1900    3/31/2004
  33368937   ANN ARBOR                   48108     MI    Condo                    Owner Occupied       12/25/1900    3/31/2004
  33884396   NEW CARROLLTON              20784     MD    Condo                    Owner Occupied       12/25/1900    3/31/2004
  33597493   HOUSTON                     77035     TX    PUD                      Owner Occupied       12/25/1900    3/30/2004
  33540600   REMINGTON                   47977     IN    Single Family            Owner Occupied       12/25/1900    3/26/2004
  33351669   PINEVILLE                   28134     NC    PUD                      Owner Occupied       12/25/1900    3/31/2004

                                                                                            PAID        ORIGINAL
               FIRST    MATURITY    REMAINING   ORIGINAL   SCHEDULED                        THRU     COMBINED LOAN       OTS
  LOANID     PAY DATE     DATE        TERM       BALANCE    BALANCE     RATE     P&I        DATE        TO VALUE     DELINQUENCY
--------------------------------------------------------------------------------------------------------------------------------
  33369190   5/1/2004   4/1/2034          358     95000        95000    6.75     534.38   6/1/2004    94.05940594        0-29
  33117664   5/1/2004   4/1/2034          358    279000    278991.98   6.125   1,424.06   6/1/2004        87.1875        0-29
  33744160   5/1/2004   4/1/2034          357    178125       178125   6.125     909.18   7/1/2004             95        0-29
  33418492   5/1/2004   4/1/2034          359    201600       201600   6.125   1,029.00   5/1/2004             84        0-29
  33683459   5/1/2004   4/1/2034          358    238500    237965.67     7.5   1,667.63   6/1/2004             90        0-29
  33495516   5/1/2004   4/1/2034          357    216000       216000     6.5   1,170.00   7/1/2004             80        0-29
  32919482   5/1/2004   4/1/2034          358    102400       102400     6.5     554.67   6/1/2004             80        0-29
  33738543   5/1/2004   4/1/2034          358    328500       328500   6.625   1,813.59   6/1/2004             90        0-29
  33738550   5/1/2004   4/1/2034          357    296000       296000   6.625   1,634.17   7/1/2004             80        0-29
  33454190   5/1/2004   4/1/2034          358    141100     140577.3   8.375   1,072.47   6/1/2004             85        0-29
  32780074   7/1/2004   6/1/2034          360    320350       320350   6.625   1,768.60   7/1/2004    94.98690909        0-29
  33742941   5/1/2004   4/1/2034          358    201400    201397.67    6.99   1,173.16   6/1/2004             95        0-29
  33006453   5/1/2004   4/1/2034          358    119000    118709.32   7.125     801.73   6/1/2004             85        0-29
  33351404   5/1/2004   4/1/2034          357    151200     150943.8   8.875   1,203.02   7/1/2004             90        0-29
  33260795   5/1/2004   4/1/2034          358     59500     59391.08     8.5     457.51   6/1/2004             85        0-29
  33598756   5/1/2004   4/1/2034          358     66550     66353.67   6.125     404.37   6/1/2004    79.99759586        0-29
  33572645   5/1/2004   4/1/2034          358    140000       140000    5.25     612.50   6/1/2004             80        0-29
  33214297   5/1/2004   4/1/2034          358    103500       103500   5.625     485.16   6/1/2004    94.95412844        0-29
  33816646   5/1/2004   4/1/2034          358    110800       110800       6     554.00   6/1/2004             80        0-29
  33623711   5/1/2004   4/1/2034          358    165000    164690.18   8.375   1,254.12   6/1/2004            100        0-29
  34104448   5/1/2004   4/1/2034          358    276000       275990    5.75   1,322.50   6/1/2004             80        0-29
  33589904   5/1/2004   4/1/2034          358     68800     68657.02   7.875     498.85   6/1/2004    76.44444444        0-29
  33561945   5/1/2004   4/1/2034          358    247300    247298.52     6.5   1,339.54   6/1/2004    64.23376623        0-29
  33557935   5/1/2004   4/1/2034          357    265000       265000   6.375   1,407.81   7/1/2004    64.63414634        0-29
  33299983   5/1/2004   4/1/2034          358    296000       296000   5.375   1,325.83   6/1/2004             80        0-29
  33169293   5/1/2004   4/1/2034          358    140000    139645.09   6.875     919.71   6/1/2004             80        0-29
  33563594   5/1/2004   4/1/2034          358    116800       116800   5.625     547.50   6/1/2004             80        0-29
  33587700   5/1/2004   4/1/2034          358    188000    187387.25   7.625   1,330.66   6/1/2004             80        0-29
  33515552   5/1/2004   4/1/2034          358    256000       256000    6.75   1,440.00   6/1/2004             80        0-29
  33159492   5/1/2004   4/1/2034          358     72000     71821.91       7     479.02   6/1/2004             90        0-29
  33984121   5/1/2004   4/1/2034          358    129200    128917.68   7.625     914.47   6/1/2004             85        0-29
  33729922   5/1/2004   4/1/2034          358    241450       241450     5.5   1,106.65   6/1/2004    79.98476165        0-29
  32677726   6/1/2004   5/1/2034          359    117350       117350    6.75     660.09   6/1/2004    79.99318337        0-29
  33984378   5/1/2004   4/1/2034          358     81000        81000   7.875     531.56   6/1/2004             75        0-29
  32918823   5/1/2004   4/1/2034          358     76300        76300   6.375     405.34   6/1/2004    63.58333333        0-29
  33096967   5/1/2004   4/1/2034          358    240300    239800.59   7.875   1,742.35   6/1/2004             90        0-29
  33966177   5/1/2004   4/1/2034          358    156000    155641.58   7.375   1,077.46   6/1/2004             80        0-29
  34043604   5/1/2004   4/1/2034          358    116000    115691.24   6.625     742.77   6/1/2004             80        0-29
  33345752   5/1/2004   4/1/2034          358    102150    101891.04   6.875     671.06   6/1/2004    82.37903226        0-29
  33946641   5/1/2004   4/1/2034          358    316000       316000    4.99   1,314.03   6/1/2004             80        0-29
  33828849   5/1/2004   4/1/2034          358    262400       262400     5.5   1,202.67   6/1/2004             80        0-29
  31159833   5/1/2004   4/1/2034          358    147250    146635.08   6.625     812.94   6/1/2004             95        0-29
  33097338   5/1/2004   4/1/2034          358    187000    186437.64    5.99   1,119.96   6/1/2004    78.57142857        0-29
  33811753   5/1/2004   4/1/2034          358    182750       182750   7.125   1,085.08   6/1/2004             85        0-29
  33235771   5/1/2004   4/1/2034          357     82800        82800   7.125     491.63   7/1/2004             90        0-29
  33884933   5/1/2004   4/1/2034          358    152150       152150   7.625     966.79   6/1/2004             85        0-29
4000122254   5/1/2004   4/1/2034          358    170000    169558.42    6.75   1,102.62   6/1/2004    89.47368421        0-29
  33943622   5/1/2004   4/1/2034          357    320000       320000   4.625   1,233.33   7/1/2004             80        0-29
  33816182   5/1/2004   4/1/2034          358     63600     63599.99   5.875     311.38   6/1/2004             80        0-29
  33211103   5/1/2004   4/1/2034          358    168000     167954.5     6.5     910.00   6/1/2004             80        0-29
  33623869   5/1/2004   4/1/2034          358    145350    144913.73       6     871.45   6/1/2004             95        0-29
  33494188   5/1/2004   4/1/2034          358    274500       274500   6.625   1,515.47   6/1/2004             90        0-29
  33217365   5/1/2004   4/1/2034          358    181350    180878.92    6.75   1,176.24   6/1/2004             90        0-29
  33905365   5/1/2004   4/1/2034          358    177200    176978.47    5.75     849.08   6/1/2004    89.99492128        0-29
  33536616   5/1/2004   4/1/2034          358     78300     78125.51   8.375     595.14   6/1/2004             90        0-29
  33235276   5/1/2004   4/1/2034          358    126400       126400   5.875     618.83   6/1/2004             80        0-29
  33094798   5/1/2004   4/1/2034          358    220400       220400   6.375   1,170.88   6/1/2004             80        0-29
  33814930   5/1/2004   4/1/2034          358    151830       151780     5.5     695.89   6/1/2004    79.99978924        0-29
  33909797   5/1/2004   4/1/2034          358    111500    111237.47    7.25     760.63   6/1/2004    89.99192897        0-29
  33368937   5/1/2004   4/1/2034          358    212000       212000   6.625   1,170.42   6/1/2004             80        0-29
  33884396   5/1/2004   4/1/2034          358     52000     51999.83    6.25     270.83   6/1/2004             80        0-29
  33597493   5/1/2004   4/1/2034          358    186150       186150     5.5     853.19   6/1/2004             85        0-29
  33540600   5/1/2004   4/1/2034          358     74700     74540.81    7.75     535.16   6/1/2004             90        0-29
  33351669   5/1/2004   4/1/2034          358    177000     176582.7    7.25   1,207.46   6/1/2004    74.97617283        0-29

                              INITIAL                     PREPAYMENT                                        FIRST RATE   RATE RESET
  LOANID     INDEX   MARGIN     CAP     FLOOR   CEILING      TERM              PREPAYMENT PENALTY           RESET DATE    FREQUENCY
-----------------------------------------------------------------------------------------------------------------------------------
  33369190    6ML    5.625       3       6.75    12.75    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33117664    6ML    5.625       3      6.125   12.125     2/5/1900    min (2% prepaid, 60 days interest)     4/1/2006           6
  33744160    6ML        5       3      6.125   12.125     1/0/1900    None                                   4/1/2006           6
  33418492    6ML    4.875       3      6.125   12.125    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33683459    6ML    6.125       3        7.5     13.5    1/12/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33495516    6ML    5.125       3        6.5     12.5    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  32919482    6ML    5.375       3        6.5     12.5    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33738543    6ML    5.625       3      6.625   12.625    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33738550    6ML      4.5       3      6.625   12.625    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33454190    6ML    7.125       3      8.375   14.375    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  32780074    6ML    5.375       3      6.625   12.625     1/0/1900    None                                   6/1/2009           6
  33742941    6ML        6       3       6.99    12.99    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33006453    6ML    5.875       3      7.125   13.125    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33351404    6ML    6.625       3      8.875   14.875     1/0/1900    None                                   4/1/2006           6
  33260795    6ML    7.125       3        8.5     14.5    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33598756    6ML    5.125       3      6.125   12.125    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33572645    6ML    3.875       3       5.25    11.25    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33214297    6ML    5.375       3      5.625   11.625     2/5/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33816646    6ML    4.625       3          6       12     1/0/1900    None                                   4/1/2006           6
  33623711    6ML      6.5       3      8.375   14.375     2/5/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  34104448    6ML      4.5       3       5.75    11.75    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33589904    6ML     6.25       3      7.875   13.875    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33561945    6ML        5       3        6.5     12.5    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33557935    6ML    4.625       3      6.375   12.375    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33299983    6ML        4       3      5.375   11.375    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33169293    6ML    5.875       3      6.875   12.875     2/5/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33563594    6ML     3.75       3      5.625   11.625     2/5/1900    6 mo.s interest less 20% obal          4/1/2009           6
  33587700    6ML     6.25       3      7.625   13.625     1/0/1900    None                                   4/1/2006           6
  33515552    6ML    5.625       3       6.75    12.75    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33159492    6ML        6       3          7       13    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33984121    6ML    5.875       3      7.625   13.625     1/0/1900    None                                   4/1/2006           6
  33729922    6ML    4.125       3        5.5     11.5    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  32677726    6ML    5.375       3       6.75    12.75    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  33984378    6ML        5       3      7.875   13.875    1/12/1900    6 mo.s interest less 20% obal          4/1/2009           6
  32918823    6ML      4.5       3      6.375   12.375    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33096967    6ML    4.625       3      7.875   13.875     1/0/1900    None                                   4/1/2006           6
  33966177    6ML     6.25       3      7.375   13.375    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  34043604    6ML     5.25       3      6.625   12.625     1/0/1900    None                                   4/1/2006           6
  33345752    6ML     5.75       3      6.875   12.875     1/0/1900    None                                   4/1/2006           6
  33946641    6ML      3.5       3       4.99    10.99    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33828849    6ML    4.125       3        5.5     11.5    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  31159833    6ML    5.625       3      6.625   12.625    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33097338    6ML    4.875       3       5.99    11.99    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33811753    6ML        6       3      7.125   13.125     1/0/1900    None                                   4/1/2006           6
  33235771    6ML    5.875       3      7.125   13.125    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33884933    6ML      6.5       3      7.625   13.625    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
4000122254    6ML    6.125       3       6.75    12.75     2/5/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33943622    6ML      3.5       3      4.625   10.625    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33816182    6ML      4.5       3      5.875   11.875     1/0/1900    None                                   4/1/2006           6
  33211103    6ML     5.25       3        6.5     12.5     2/5/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33623869    6ML    5.375       3          6       12     2/5/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2007           6
  33494188    6ML     5.75       3      6.625   12.625    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33217365    6ML    4.625       3       6.75    12.75     2/5/1900    6 mo.s interest less 20% obal          4/1/2007           6
  33905365    6ML    5.125       3       5.75    11.75    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33536616    6ML    7.375       3      8.375   14.375    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33235276    6ML    4.375       3      5.875   11.875    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33094798    6ML        5       3      6.375   12.375    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33814930    6ML     4.25       3        5.5     11.5     1/0/1900    None                                   4/1/2006           6
  33909797    6ML     6.25       3       7.25    13.25    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33368937    6ML      5.5       3      6.625   12.625    1/12/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33884396    6ML    4.625       3       6.25    12.25    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33597493    6ML      4.5       3        5.5     11.5    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33540600    6ML     6.75       3       7.75    13.75    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33351669    6ML    5.625       3       7.25    13.25     1/0/1900    None                                   4/1/2009           6

              PAYMENT
               RESET
  LOANID     FREQUENCY    PURPOSE   DIV   IO   IOTERM
-----------------------------------------------------
  33369190       6       R/T Refi   N     Y      60
  33117664       6       C/O Refi   N     Y      60
  33744160       6       Purchase   N     Y      60
  33418492       6       Purchase   N     Y      60
  33683459       6       C/O Refi   N     N       0
  33495516       6       Purchase   N     Y      60
  32919482       6       Purchase   N     Y      60
  33738543       6       C/O Refi   N     Y      60
  33738550       6       C/O Refi   N     Y      60
  33454190       6       Purchase   N     N       0
  32780074       6       Purchase   N     Y      60
  33742941       6       C/O Refi   N     Y      60
  33006453       6       C/O Refi   N     N       0
  33351404       6       Purchase   N     N       0
  33260795       6       C/O Refi   N     N       0
  33598756       6       Purchase   N     N       0
  33572645       6       Purchase   N     Y      60
  33214297       6       R/T Refi   N     Y      60
  33816646       6       Purchase   N     Y      60
  33623711       6       Purchase   N     N       0
  34104448       6       Purchase   N     Y      60
  33589904       6       C/O Refi   N     N       0
  33561945       6       C/O Refi   N     Y      60
  33557935       6       C/O Refi   N     Y      60
  33299983       6       Purchase   N     Y      60
  33169293       6       C/O Refi   N     N       0
  33563594       6       Purchase   N     Y      60
  33587700       6       C/O Refi   N     N       0
  33515552       6       Purchase   N     Y      60
  33159492       6       C/O Refi   N     N       0
  33984121       6       C/O Refi   N     N       0
  33729922       6       Purchase   N     Y      60
  32677726       6       Purchase   N     Y      60
  33984378       6       Purchase   N     Y      60
  32918823       6       R/T Refi   N     Y      60
  33096967       6       Purchase   N     N       0
  33966177       6       C/O Refi   N     N       0
  34043604       6       C/O Refi   N     N       0
  33345752       6       R/T Refi   N     N       0
  33946641       6       Purchase   N     Y      60
  33828849       6       Purchase   N     Y      60
  31159833       6       C/O Refi   N     Y      60
  33097338       6       C/O Refi   N     N       0
  33811753       6       C/O Refi   N     Y      60
  33235771       6       Purchase   N     Y      60
  33884933       6       Purchase   N     Y      60
4000122254       6       C/O Refi   N     N       0
  33943622       6       Purchase   N     Y      60
  33816182       6       Purchase   N     Y      60
  33211103       6       C/O Refi   N     Y      60
  33623869       6       C/O Refi   N     N       0
  33494188       6       Purchase   N     Y      60
  33217365       6       Purchase   N     N       0
  33905365       6       Purchase   N     Y      60
  33536616       6       Purchase   N     N       0
  33235276       6       Purchase   N     Y      60
  33094798       6       Purchase   N     Y      60
  33814930       6       Purchase   N     Y      60
  33909797       6       Purchase   N     N       0
  33368937       6       Purchase   N     Y      60
  33884396       6       Purchase   N     Y      60
  33597493       6       Purchase   N     Y      60
  33540600       6       C/O Refi   N     N       0
  33351669       6       Purchase   N     N       0

                                     D-1-27

                                                                PROPERTY                                ORIGINAL    ORIGINATION
  LOANID                CITY              ZIP    STATE            TYPE                OCCUPANCY           TERM          DATE
-------------------------------------------------------------------------------------------------------------------------------
  33816794   GUYTON                      31312     GA    PUD                      Owner Occupied       12/25/1900    3/31/2004
  32945966   MANVEL                      77578     TX    PUD                      Owner Occupied       12/25/1900    3/26/2004
  33524067   CELINA                      45822     OH    Condo                    Second Home          12/25/1900    3/31/2004
  33708314   CHICAGO                     60628     IL    Single Family            Owner Occupied       12/25/1900    3/24/2004
  33883992   BALTIMORE                   21206     MD    Single Family            Owner Occupied       12/25/1900    3/31/2004
  33904368   BIRMINGHAM                  35235     AL    Single Family            Owner Occupied       12/25/1900    3/26/2004
  33549122   INDIO                       92201     CA    Condo                    Owner Occupied       12/25/1900    3/12/2004
  33554593   SAN BERNARDINO              92410     CA    Single Family            Owner Occupied       12/25/1900    3/24/2004
  33725714   YORBA LINDA                 92887     CA    Single Family            Owner Occupied       12/25/1900    3/18/2004
  32714271   TACOMA                      98406     WA    Single Family            Owner Occupied       12/25/1900    3/22/2004
  32675977   WAUKESHA                    53186     WI    Single Family            Owner Occupied       12/25/1900    3/31/2004
  33290750   SAN JOSE                    95136     CA    PUD                      Owner Occupied       12/25/1900    3/26/2004
  33945429   EL CAJON                    92019     CA    Single Family            Owner Occupied       12/25/1900    3/25/2004
  33843442   WEST VALLEY CITY            84120     UT    Single Family            Owner Occupied       12/25/1900    3/29/2004
  32732174   WEST CHESTER                45069     OH    Single Family            Non-Owner Occupied   12/25/1900    3/26/2004
  32732182   WEST CHESTER                45069     OH    PUD                      Non-Owner Occupied   12/25/1900    3/29/2004
  33599374   HOUSTON                     77014     TX    PUD                      Owner Occupied       12/25/1900    3/26/2004
  34103796   MENIFEE                     92584     CA    Single Family            Owner Occupied       12/25/1900    3/24/2004
  33568015   EUGENE                      97404     OR    Single Family            Owner Occupied       12/25/1900    3/12/2004
  33713348   WOODSTOCK                   60098     IL    Condo                    Second Home          12/25/1900    3/25/2004
  33115411   NORTH BRANCH                55056     MN    Single Family            Owner Occupied       12/25/1900    3/26/2004
  33842014   NAMPA                       83686     ID    Single Family            Owner Occupied       12/25/1900    3/26/2004
4000129935   FINDLAY                     45840     OH    Single Family            Owner Occupied       12/25/1900    3/26/2004
  33687781   WATERFORD                   95386     CA    Single Family            Owner Occupied       12/25/1900    3/15/2004
  33740903   COVINA                      91722     CA    Single Family            Owner Occupied       12/25/1900    3/23/2004
  33902347   PALM BAY                    32909     FL    Single Family            Owner Occupied       12/25/1900    3/25/2004
  33596727   WALKER                      70785     LA    Single Family            Owner Occupied       12/25/1900    3/26/2004
  34104570   WEST COVINA                 91792     CA    Single Family            Owner Occupied       12/25/1900    3/24/2004
  33474701   PANORAMA CITY AREA          91402     CA    Condo                    Owner Occupied       12/25/1900    3/29/2004
  33236589   LAS VEGAS                   89106     NV    Single Family            Owner Occupied       12/25/1900    3/26/2004
  33160789   CHICAGO                     60629     IL    Single Family            Owner Occupied       12/25/1900    3/31/2004
  33515966   LITTLEROCK                  93591     CA    Single Family            Owner Occupied       12/25/1900    3/24/2004
  33599416   TEXAS CITY                  77591     TX    PUD                      Owner Occupied       12/25/1900    3/26/2004
  33982356   MIAMI                       33145     FL    Single Family            Owner Occupied       12/25/1900    3/26/2004
  33825860   HEMET                       92544     CA    Single Family            Non-Owner Occupied   12/25/1900    3/16/2004
  33817651   MURFREESBORO                37129     TN    Single Family            Owner Occupied       12/25/1900    3/31/2004
  33521204   FOLSOM                      95630     CA    Single Family            Owner Occupied       12/25/1900    3/24/2004
  33064932   PETALUMA                    94954     CA    PUD                      Owner Occupied       12/25/1900    3/22/2004
  33737487   DELANO                      93215     CA    Single Family            Owner Occupied       12/25/1900    3/24/2004
  33982273   MIAMI                       33056     FL    Single Family            Owner Occupied       12/25/1900    3/26/2004
  32776817   BUFFALO                     14201     NY    Multi Family - 2 Units   Owner Occupied       12/25/1900    3/25/2004
  33492349   ORANGEVALE                  95662     CA    Single Family            Owner Occupied       12/25/1900    3/15/2004
  33038977   RICHMOND                    23227     VA    PUD                      Owner Occupied       12/25/1900    3/26/2004
  33114810   COON RAPIDS                 55433     MN    Condo                    Owner Occupied       12/25/1900    3/23/2004
  33785213   WALNUT CREEK                94596     CA    Condo                    Owner Occupied       12/25/1900    3/26/2004
  33741604   RIVERSIDE                   92236     CA    Single Family            Owner Occupied       12/25/1900    3/25/2004
  33785122   VALLEJO                     94589     CA    Single Family            Owner Occupied       12/25/1900    3/15/2004
  33038076   VIRGINIA BEACH              23452     VA    Single Family            Owner Occupied       12/25/1900    3/23/2004
  34102368   CORONA                      92883     CA    PUD                      Owner Occupied       12/25/1900    3/24/2004
  33741851   ALISO VIEJO                 92656     CA    Condo                    Owner Occupied       12/25/1900    3/26/2004
  33331281   DOWNEY                      90242     CA    Single Family            Owner Occupied       12/25/1900    3/18/2004
  33739376   POMONA                      91767     CA    Multi Family - 2 Units   Owner Occupied       12/25/1900    3/18/2004
  33622473   MACOMB                      48044     MI    Single Family            Owner Occupied       12/25/1900    3/23/2004
  33559030   SPRING VALLEY               91977     CA    Single Family            Owner Occupied       12/25/1900    3/19/2004
  33737552   CHINO HILLS                 91709     CA    Single Family            Owner Occupied       12/25/1900    3/24/2004
  33574237   PORTLAND                    97230     OR    Single Family            Owner Occupied       12/25/1900    3/22/2004
  33686486   BAKERSFIELD                 93307     CA    Single Family            Owner Occupied       12/25/1900    3/12/2004
  32674244   SAINT LOUIS                 63118     MO    Single Family            Owner Occupied       12/25/1900    3/26/2004
  33816000   STONE MOUNTAIN              30088     GA    Single Family            Owner Occupied       12/25/1900    3/31/2004
  33099227   TAUNTON                      2780     MA    Single Family            Owner Occupied       12/25/1900    3/30/2004
  33291287   SACRAMENTO                  95838     CA    Single Family            Owner Occupied       12/25/1900    3/16/2004
  33290834   SALINAS                     93901     CA    Single Family            Owner Occupied       12/25/1900    3/16/2004
  33734773   MORENO VALLEY               92555     CA    PUD                      Owner Occupied       12/25/1900    3/18/2004
  33116336   LAKEVILLE                   55024     MN    Condo                    Owner Occupied       12/25/1900    3/26/2004

                                                                                            PAID        ORIGINAL
               FIRST    MATURITY    REMAINING   ORIGINAL   SCHEDULED                        THRU     COMBINED LOAN       OTS
  LOANID     PAY DATE     DATE        TERM       BALANCE    BALANCE     RATE     P&I        DATE        TO VALUE     DELINQUENCY
--------------------------------------------------------------------------------------------------------------------------------
  33816794   5/1/2004   4/1/2034          357    112898    112598.17   5.875     552.73   7/1/2004    79.99971656        0-29
  32945966   5/1/2004   4/1/2034          357    220000    219454.77    6.99   1,462.19   7/1/2004    99.98091273        0-29
  33524067   5/1/2004   4/1/2034          358    132900       132900    6.25     692.19   6/1/2004    94.99642602        0-29
  33708314   5/1/2004   4/1/2034          357    106250       106250     5.5     486.98   7/1/2004             85        0-29
  33883992   5/1/2004   4/1/2034          358     72250     72188.47    7.75     466.61   6/1/2004             85        0-29
  33904368   5/1/2004   4/1/2034          358    139550    139204.82       7     928.43   6/1/2004    94.99659632        0-29
  33549122   5/1/2004   4/1/2034          358    310000       310000    5.75   1,485.42   6/1/2004     75.6097561        0-29
  33554593   5/1/2004   4/1/2034          358    144000    143546.79    5.75     840.35   6/1/2004    82.28571429        0-29
  33725714   5/1/2004   4/1/2034          358    225000       225000   7.375   1,382.81   6/1/2004    48.91304348        0-29
  32714271   5/1/2004   4/1/2034          359    115000    114662.94   6.125     698.76   5/1/2004    66.09195402        0-29
  32675977   5/1/2004   4/1/2034          357    176700    176156.88   5.875   1,045.25   7/1/2004             95        0-29
  33290750   5/1/2004   4/1/2034          358    288000       288000       5   1,200.00   6/1/2004             80        0-29
  33945429   5/1/2004   4/1/2034          358    296000       296000   5.375   1,325.83   6/1/2004             80        0-29
  33843442   5/1/2004   4/1/2034          357    128000    127597.13    5.75     746.98   7/1/2004             80        0-29
  32732174   5/1/2004   4/1/2034          358    217800       217800   7.625   1,383.94   6/1/2004             90        0-29
  32732182   5/1/2004   4/1/2034          358    186350       186350   7.625   1,184.10   6/1/2004    89.98068566        0-29
  33599374   5/1/2004   4/1/2034          358    133600       133600       6     668.00   6/1/2004             80        0-29
  34103796   5/1/2004   4/1/2034          358    239600       239600    5.99   1,196.00   6/1/2004             80        0-29
  33568015   5/1/2004   4/1/2034          358    121600       121600    5.75     582.67   6/1/2004             80        0-29
  33713348   5/1/2004   4/1/2034          358    130150    129759.34       6     780.32   6/1/2004             95        0-29
  33115411   5/1/2004   4/1/2034          358    179050       179050       6     895.25   6/1/2004    94.99177675        0-29
  33842014   5/1/2004   4/1/2034          358    199500    198981.78    6.75   1,293.96   6/1/2004             70        0-29
4000129935   5/1/2004   4/1/2034          358     80275     80076.45       7     534.07   6/1/2004             95        0-29
  33687781   5/1/2004   4/1/2034          358    168000       168000     5.5     770.00   6/1/2004             80        0-29
  33740903   5/1/2004   4/1/2034          357    100000     99949.69    7.25     604.17   7/1/2004    34.48275862        0-29
  33902347   5/1/2004   4/1/2034          358    102500    102276.02   7.625     725.49   6/1/2004     84.7107438        0-29
  33596727   5/1/2004   4/1/2034          359     82450     82246.04       7     548.55   5/1/2004             85        0-29
  34104570   5/1/2004   4/1/2034          358    300800       300800       6   1,504.00   6/1/2004             80        0-29
  33474701   5/1/2004   4/1/2034          358    160550    160112.21     6.5   1,014.79   6/1/2004             95        0-29
  33236589   5/1/2004   4/1/2034          357    124000       124000   6.625     684.58   7/1/2004             80        0-29
  33160789   5/1/2004   4/1/2034          358    175000    174679.69     8.5   1,345.60   6/1/2004            100        0-29
  33515966   5/1/2004   4/1/2034          358    167000    166544.61     6.5   1,055.56   6/1/2004    87.89473684        0-29
  33599416   5/1/2004   4/1/2034          357    157350    157061.99     8.5   1,209.89   7/1/2004    99.97140951        0-29
  33982356   5/1/2004   4/1/2034          358    162000       162000     6.5     877.50   6/1/2004             72        0-29
  33825860   5/1/2004   4/1/2034          358    165600       165600       7     966.00   6/1/2004             90        0-29
  33817651   5/1/2004   4/1/2034          358     86000        86000     6.5     465.83   6/1/2004             80        0-29
  33521204   5/1/2004   4/1/2034          357    276000       276000   5.125   1,178.75   7/1/2004             80        0-29
  33064932   5/1/2004   4/1/2034          359    321600       321600   5.125   1,373.50   5/1/2004             80        0-29
  33737487   5/1/2004   4/1/2034          358    118750    118433.95   6.625     760.37   6/1/2004             95        0-29
  33982273   5/1/2004   4/1/2034          358    130050    129712.17    6.75     843.51   6/1/2004             85        0-29
  32776817   5/1/2004   4/1/2034          358     24500     24447.76    7.75     175.53   6/1/2004    84.48275862        0-29
  33492349   5/1/2004   4/1/2034          358    188000     187435.7       6   1,127.16   6/1/2004    59.11949686        0-29
  33038977   5/1/2004   4/1/2034          357    300200    299361.42   6.375   1,872.86   7/1/2004    94.98497073        0-29
  33114810   5/1/2004   4/1/2034          357     85150     84923.36   6.625     545.23   7/1/2004    74.69298246        0-29
  33785213   5/1/2004   4/1/2034          357    322050    320866.82    5.99   1,607.57   7/1/2004             95        0-29
  33741604   5/1/2004   4/1/2034          357    105000    104786.49    7.99     769.73   7/1/2004             75        0-29
  33785122   5/1/2004   4/1/2034          358    291000       291000   5.875   1,424.69   6/1/2004    93.87096774        0-29
  33038076   5/1/2004   4/1/2034          358    110000    109700.03     6.5     695.28   6/1/2004    66.26506024        0-29
  34102368   5/1/2004   4/1/2034          358    284000       284000   5.625   1,331.25   6/1/2004             80        0-29
  33741851   5/1/2004   4/1/2034          359    238400       238400   5.625   1,117.50   6/1/2004             80        0-29
  33331281   5/1/2004   4/1/2034          358    280000       280000   5.875   1,370.83   6/1/2004             80        0-29
  33739376   5/1/2004   4/1/2034          358    308000       308000   5.375   1,379.58   6/1/2004             80        0-29
  33622473   5/1/2004   4/1/2034          358    118800       118800   6.125     606.38   6/1/2004             90        0-29
  33559030   5/1/2004   4/1/2034          358    298000       298000   6.125   1,521.04   6/1/2004    83.94366197        0-29
  33737552   5/1/2004   4/1/2034          358    192000       192000   6.625   1,060.00   6/1/2004    79.01234568        0-29
  33574237   5/1/2004   4/1/2034          357    105600       105600   5.875     517.00   7/1/2004             80        0-29
  33686486   5/1/2004   4/1/2034          357    122100       122100     6.5     661.38   7/1/2004    89.99845212        0-29
  32674244   5/1/2004   4/1/2034          357     75200     74783.52   7.375     519.39   7/1/2004             80        0-29
  33816000   5/1/2004   4/1/2034          358    135000    134697.54     7.5     943.94   6/1/2004            100        0-29
  33099227   5/1/2004   4/1/2034          358    199900       199900   5.375     895.39   6/1/2004     79.9919968        0-29
  33291287   5/1/2004   4/1/2034          359    228000       228000    5.75   1,092.50   5/1/2004             95        0-29
  33290834   5/1/2004   4/1/2034          358    125000       125000   6.875     716.15   6/1/2004    30.48780488        0-29
  33734773   5/1/2004   4/1/2034          357    235950       235950    6.25   1,228.91   7/1/2004    79.99091436        0-29
  33116336   5/1/2004   4/1/2034          358    136000       136000    5.25     595.00   6/1/2004             80        0-29

                              INITIAL                     PREPAYMENT                                        FIRST RATE   RATE RESET
  LOANID     INDEX   MARGIN     CAP     FLOOR   CEILING      TERM              PREPAYMENT PENALTY           RESET DATE    FREQUENCY
-----------------------------------------------------------------------------------------------------------------------------------
  33816794    6ML      4.5       3      5.875   11.875     1/0/1900    None                                   4/1/2006           6
  32945966    6ML    5.125       3       6.99    12.99     2/5/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33524067    6ML     4.75       3       6.25    12.25    1/12/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2007           6
  33708314    6ML     4.25       3        5.5     11.5     2/5/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33883992    6ML     6.25       3       7.75    13.75    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33904368    6ML     6.25       3          7       13    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33549122    6ML        4       3       5.75    11.75     2/5/1900    6 mo.s interest less 20% obal          4/1/2009           6
  33554593    6ML    4.625       3       5.75    11.75    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33725714    6ML    5.875       3      7.375   13.375    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  32714271    6ML    4.375       3      6.125   12.125    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  32675977    6ML    5.625       3      5.875   11.875    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33290750    6ML    3.875       3          5       11    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33945429    6ML    4.125       3      5.375   11.375    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33843442    6ML    4.875       3       5.75    11.75    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  32732174    6ML     6.25       3      7.625   13.625    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  32732182    6ML     6.25       3      7.625   13.625    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33599374    6ML    4.125       3          6       12     1/0/1900    None                                   4/1/2007           6
  34103796    6ML    4.625       3       5.99    11.99    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33568015    6ML    4.375       3       5.75    11.75    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33713348    6ML        5       3          6       12     1/0/1900    None                                   4/1/2006           6
  33115411    6ML    5.625       3          6       12     2/5/1900    min (2% prepaid, 60 days interest)     4/1/2006           6
  33842014    6ML      5.5       3       6.75    12.75    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
4000129935    6ML    5.625       3          7       13     2/5/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2009           6
  33687781    6ML    4.125       3        5.5     11.5    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33740903    6ML    5.375       3       7.25    13.25    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33902347    6ML    6.125       3      7.625   13.625    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33596727    6ML      6.5       3          7       13    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  34104570    6ML    4.625       3          6       12    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33474701    6ML     5.75       3        6.5     12.5    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33236589    6ML        5       3      6.625   12.625    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33160789    6ML     6.25       3        8.5     14.5    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33515966    6ML    5.875       3        6.5     12.5    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33599416    6ML     6.25       3        8.5     14.5    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33982356    6ML     4.75       3        6.5     12.5    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33825860    6ML    5.625       3          7       13    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33817651    6ML    4.625       3        6.5     12.5    1/24/1900    6 mo.s interest less 20% obal          4/1/2009           6
  33521204    6ML      3.5       3      5.125   11.125    1/12/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33064932    6ML    3.875       3      5.125   11.125    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33737487    6ML    5.875       3      6.625   12.625    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33982273    6ML    5.875       3       6.75    12.75    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  32776817    6ML        7       3       7.75    13.75     1/0/1900    None                                   4/1/2006           6
  33492349    6ML      4.5       3          6       12    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33038977    6ML        6       3      6.375   12.375    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33114810    6ML    5.375       3      6.625   12.625     2/5/1900    min (2% prepaid, 60 days interest)     4/1/2006           6
  33785213    6ML     5.25       3       5.99    11.99    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33741604    6ML    5.625       3       7.99    13.99    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33785122    6ML    5.125       3      5.875   11.875    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33038076    6ML        5       3        6.5     12.5    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  34102368    6ML    3.875       3      5.625   11.625     2/5/1900    6 mo.s interest less 20% obal          4/1/2009           6
  33741851    6ML      4.5       3      5.625   11.625    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33331281    6ML    4.125       3      5.875   11.875     2/5/1900    6 mo.s interest less 20% obal          4/1/2009           6
  33739376    6ML        4       3      5.375   11.375    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33622473    6ML     5.75       3      6.125   12.125     2/5/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33559030    6ML    4.375       3      6.125   12.125    1/24/1900    6 mo.s interest less 20% obal          4/1/2009           6
  33737552    6ML     5.25       3      6.625   12.625    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33574237    6ML     4.25       3      5.875   11.875    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33686486    6ML    5.375       3        6.5     12.5    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  32674244    6ML     6.25       3      7.375   13.375    1/24/1900    2% prepaid                             4/1/2006           6
  33816000    6ML    5.125       3        7.5     13.5     1/0/1900    None                                   4/1/2007           6
  33099227    6ML    4.125       3      5.375   11.375    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33291287    6ML     5.25       3       5.75    11.75    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33290834    6ML    5.375       3      6.875   12.875    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33734773    6ML        5       3       6.25    12.25    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33116336    6ML    3.875       3       5.25    11.25     2/5/1900    min (2% prepaid, 60 days interest)     4/1/2006           6

              PAYMENT
               RESET
  LOANID     FREQUENCY    PURPOSE   DIV   IO   IOTERM
-----------------------------------------------------
  33816794       6       Purchase   N     Y      60
  32945966       6       Purchase   N     N       0
  33524067       6       Purchase   N     Y      60
  33708314       6       C/O Refi   N     Y      60
  33883992       6       Purchase   N     Y      60
  33904368       6       Purchase   N     N       0
  33549122       6       Purchase   N     Y      60
  33554593       6       C/O Refi   N     N       0
  33725714       6       R/T Refi   N     Y      60
  32714271       6       C/O Refi   N     N       0
  32675977       6       Purchase   N     N       0
  33290750       6       Purchase   N     Y      60
  33945429       6       Purchase   N     Y      60
  33843442       6       Purchase   N     N       0
  32732174       6       Purchase   N     Y      60
  32732182       6       Purchase   N     Y      60
  33599374       6       C/O Refi   N     Y      60
  34103796       6       Purchase   N     Y      60
  33568015       6       Purchase   N     Y      60
  33713348       6       Purchase   N     N       0
  33115411       6       Purchase   N     Y      60
  33842014       6       C/O Refi   N     N       0
4000129935       6       C/O Refi   N     N       0
  33687781       6       Purchase   N     Y      60
  33740903       6       C/O Refi   N     Y      60
  33902347       6       C/O Refi   N     N       0
  33596727       6       Purchase   N     N       0
  34104570       6       Purchase   N     Y      60
  33474701       6       Purchase   N     N       0
  33236589       6       C/O Refi   N     Y      60
  33160789       6       Purchase   N     N       0
  33515966       6       C/O Refi   N     N       0
  33599416       6       Purchase   N     N       0
  33982356       6       C/O Refi   N     Y      60
  33825860       6       Purchase   N     Y      60
  33817651       6       Purchase   N     Y      60
  33521204       6       Purchase   N     Y      60
  33064932       6       Purchase   N     Y      60
  33737487       6       Purchase   N     N       0
  33982273       6       C/O Refi   N     N       0
  32776817       6       Purchase   N     N       0
  33492349       6       C/O Refi   N     N       0
  33038977       6       Purchase   N     N       0
  33114810       6       C/O Refi   N     N       0
  33785213       6       Purchase   N     Y      60
  33741604       6       R/T Refi   N     N       0
  33785122       6       C/O Refi   N     Y      60
  33038076       6       C/O Refi   N     N       0
  34102368       6       Purchase   N     Y      60
  33741851       6       Purchase   N     Y      60
  33331281       6       Purchase   N     Y      60
  33739376       6       Purchase   N     Y      60
  33622473       6       C/O Refi   N     Y      60
  33559030       6       R/T Refi   N     Y      60
  33737552       6       C/O Refi   N     Y      60
  33574237       6       Purchase   N     Y      60
  33686486       6       Purchase   N     Y      60
  32674244       6       Purchase   N     N       0
  33816000       6       Purchase   N     N       0
  33099227       6       Purchase   N     Y      60
  33291287       6       Purchase   N     Y      60
  33290834       6       C/O Refi   N     Y      60
  33734773       6       Purchase   N     Y      60
  33116336       6       Purchase   N     Y      60

                                     D-1-28

                                                                PROPERTY                                ORIGINAL    ORIGINATION
  LOANID                CITY              ZIP    STATE            TYPE                OCCUPANCY           TERM          DATE
-------------------------------------------------------------------------------------------------------------------------------
  33884347   CULPEPPER                   22701     VA    PUD                      Owner Occupied       12/25/1900    3/31/2004
  33741745   LOS ANGELES                 90002     CA    Single Family            Owner Occupied       12/25/1900    3/25/2004
  33828252   CATHEDRAL CITY              92234     CA    Single Family            Owner Occupied       12/25/1900    3/24/2004
4000135252   MODESTO                     95351     CA    Multi Family - 3 Units   Non-Owner Occupied   12/25/1900    3/29/2004
  33557224   FALLBROOK                   92028     CA    Single Family            Owner Occupied       12/25/1900    3/19/2004
  31158876   LOUISVILLE                  40215     KY    Single Family            Owner Occupied       12/25/1900    3/25/2004
  33712852   BUFFALO GROVE               60089     IL    Single Family            Owner Occupied       12/25/1900    3/26/2004
  33945981   MORONGO VALLEY              92256     CA    Single Family            Owner Occupied       12/25/1900    3/25/2004
  33909938   ORLANDO                     32832     FL    PUD                      Owner Occupied       12/25/1900    3/30/2004
  33169269   WARREN                      48091     MI    Single Family            Owner Occupied       12/25/1900    3/24/2004
  33117797   BURNSVILLE                  55337     MN    Single Family            Owner Occupied       12/25/1900    3/25/2004
  33493453   STOCKTON                    95207     CA    PUD                      Owner Occupied       12/25/1900    3/24/2004
  33555467   SAN DIEGO                   92128     CA    Condo                    Owner Occupied       12/25/1900     3/5/2004
  33588203   HOUSTON                     77013     TX    Single Family            Owner Occupied       12/25/1900    3/24/2004
  32918062   SALT LAKE CITY              84104     UT    PUD                      Owner Occupied       12/25/1900    3/29/2004
  33216664   SURPRISE                    85379     AZ    PUD                      Owner Occupied       12/25/1900    3/24/2004
  33908690   CAPE CORAL                  33993     FL    Single Family            Owner Occupied       12/25/1900    3/31/2004
  33944554   BAKERSFIELD                 93307     CA    Single Family            Owner Occupied       12/25/1900    3/22/2004
  33098450   ROCKLAND                     2370     MA    Single Family            Owner Occupied       12/25/1900    3/26/2004
  33293069   APTOS                       95003     CA    Condo                    Owner Occupied       12/25/1900    3/19/2004
  33006487   LUCERNE                     46950     IN    Single Family            Owner Occupied       12/25/1900    3/22/2004
  33523820   MASON                       45040     OH    Single Family            Owner Occupied       12/25/1900    3/26/2004
  33739939   LONG BEACH                  90813     CA    Single Family            Non-Owner Occupied   12/25/1900    3/19/2004
  32672230   SAINT LOUIS                 63121     MO    Single Family            Owner Occupied       12/25/1900    3/31/2004
  33910175   ODESSA                      33556     FL    PUD                      Owner Occupied       12/25/1900    3/26/2004
  33702622   CHICAGO                     60629     IL    Single Family            Owner Occupied       12/25/1900    3/23/2004
  33983651   MIAMI                       33170     FL    Single Family            Owner Occupied       12/25/1900    3/29/2004
  33235334   LAS VEGAS                   89122     NV    PUD                      Owner Occupied       12/25/1900    3/22/2004
  33817511   MILTON                       3258     FL    Single Family            Owner Occupied       12/25/1900    3/31/2004
  33346826   RALEIGH                     27604     NC    Single Family            Owner Occupied       12/25/1900    3/26/2004
  33539842   DELAWARE                    43015     OH    Single Family            Owner Occupied       12/25/1900    3/26/2004
  33962846   DENVER                      80220     CO    Single Family            Owner Occupied       12/25/1900    3/26/2004
  33413287   RIALTO                      92377     CA    Single Family            Owner Occupied       12/25/1900    3/23/2004
  33816943   LOGANVILLE                  30052     GA    Single Family            Owner Occupied       12/25/1900    3/31/2004
  33347816   RALEIGH                     27615     NC    Single Family            Owner Occupied       12/25/1900    3/23/2004
  33556663   SPRING VALLEY               91977     CA    Single Family            Owner Occupied       12/25/1900    3/15/2004
  33040189   MITCHELLVILLE               20721     MD    PUD                      Owner Occupied       12/25/1900    3/31/2004
  33815515   ALGOOD                      38506     TN    Single Family            Owner Occupied       12/25/1900    3/26/2004
4000125579   BEAUMONT                    77706     TX    Single Family            Owner Occupied       12/25/1900    3/29/2004
  33556531   SAN DIEGO                   92154     CA    PUD                      Owner Occupied       12/25/1900    3/19/2004
4000132982   BAKERSFIELD                 93309     CA    Single Family            Non-Owner Occupied   12/25/1900    3/26/2004
  33339136   FONTANA                     92336     CA    Single Family            Owner Occupied       12/25/1900    3/18/2004
  33984329   MIAMI                       33032     FL    Single Family            Non-Owner Occupied   12/25/1900    3/29/2004
  33289901   SAN JOSE                    95124     CA    Condo                    Owner Occupied       12/25/1900    3/11/2004
  33350638   RALEIGH                     27614     NC    PUD                      Owner Occupied       12/25/1900    3/26/2004
  33040775   HANOVER                     17331     PA    Single Family            Owner Occupied       12/25/1900    3/30/2004
  33257387   MIAMI                       33155     FL    Condo                    Non-Owner Occupied   12/25/1900    3/30/2004
  33539172   MCKEES ROCKS                15136     PA    Single Family            Owner Occupied       12/25/1900    3/31/2004
  33622929   GROSSE POINTE               48236     MI    Single Family            Owner Occupied       12/25/1900    3/30/2004
  33964081   DENVER                      80222     CO    Single Family            Non-Owner Occupied   12/25/1900    3/26/2004
  33529074   HILLIARD                    43026     OH    Condo                    Owner Occupied       12/25/1900    3/31/2004
  33614462   GAINESVILLE                 32605     FL    Single Family            Owner Occupied       12/25/1900    3/25/2004
  33619685   ST CLOUD                    34769     FL    Single Family            Owner Occupied       12/25/1900    3/23/2004
  33117862   KASSON                      55944     MN    Single Family            Owner Occupied       12/25/1900    3/30/2004
4000129352   GARDNERVILLE                89410     NV    Single Family            Owner Occupied       12/25/1900    3/24/2004
  33491739   CARMICHAEL                  95608     CA    Single Family            Owner Occupied       12/25/1900    3/22/2004
  33494196   SAN JOSE                    95136     CA    PUD                      Owner Occupied       12/25/1900    3/19/2004
  33885682   ANNAPOLIS                   21401     MD    Single Family            Owner Occupied       12/25/1900    3/31/2004
  32779233   NORTHVILLE                  12134     NY    Single Family            Non-Owner Occupied   12/25/1900    3/31/2004
  33489386   SAN ANDREAS                 95249     CA    Single Family            Owner Occupied       12/25/1900    3/12/2004
  33533191   FRANKLIN                    45005     OH    Single Family            Owner Occupied       12/25/1900    3/25/2004
  33328766   MARYSVILLE                  95901     CA    Single Family            Owner Occupied       12/25/1900    3/11/2004
  33094129   NORTH DARTMOUTH              2747     MA    Single Family            Owner Occupied       12/25/1900    3/31/2004
  34042408   AUSTIN                      78717     TX    PUD                      Owner Occupied       12/25/1900    3/26/2004

                                                                                            PAID        ORIGINAL
               FIRST    MATURITY    REMAINING   ORIGINAL   SCHEDULED                        THRU     COMBINED LOAN       OTS
  LOANID     PAY DATE     DATE        TERM       BALANCE    BALANCE     RATE     P&I        DATE        TO VALUE     DELINQUENCY
--------------------------------------------------------------------------------------------------------------------------------
  33884347   5/1/2004   4/1/2034          358    237650       237650   6.375   1,262.52   6/1/2004    89.99848519        0-29
  33741745   5/1/2004   4/1/2034          358    192000       192000     5.5     880.00   6/1/2004             80        0-29
  33828252   5/1/2004   4/1/2034          358    160000       160000   7.375     983.33   6/1/2004             80        0-29
4000135252   5/1/2004   4/1/2034          358    167250       167250   6.625     923.36   6/1/2004             75        0-29
  33557224   5/1/2004   4/1/2034          357    228000       228000    7.25   1,377.50   7/1/2004    79.44250871        0-29
  31158876   5/1/2004   4/1/2034          358     72200     72038.23     7.5     504.84   6/1/2004             95        0-29
  33712852   5/1/2004   4/1/2034          358    208000    207472.74   6.875   1,366.42   6/1/2004    86.30705394        0-29
  33945981   5/1/2004   4/1/2034          358    115000    114805.12   8.875     915.00   6/1/2004            100        0-29
  33909938   5/1/2004   4/1/2034          358    147950       147950   4.875     601.05   6/1/2004    79.97729607        0-29
  33169269   5/1/2004   4/1/2034          358    118800    118570.17    8.25     892.51   6/1/2004             90        0-29
  33117797   5/1/2004   4/1/2034          359    204000       204000       6   1,020.00   5/1/2004             80        0-29
  33493453   5/1/2004   4/1/2034          357    250400       250400   4.875   1,017.25   7/1/2004             80        0-29
  33555467   5/1/2004   4/1/2034          358    172000       172000     6.5     931.67   6/1/2004             80        0-29
  33588203   5/1/2004   4/1/2034          357     62400     62288.66   8.625     485.35   7/1/2004             80        0-29
  32918062   5/1/2004   4/1/2034          358    140000    139999.17    6.25     729.17   6/1/2004             80        0-29
  33216664   5/1/2004   4/1/2034          358    195650    195103.45   6.375   1,220.61   6/1/2004    94.99094515        0-29
  33908690   5/1/2004   4/1/2034          358    117800    117470.93   6.375     734.92   6/1/2004    79.96741565        0-29
  33944554   5/1/2004   4/1/2034          358     82000     81999.63   5.875     401.46   6/1/2004     78.0952381        0-29
  33098450   5/1/2004   4/1/2034          358    176000    175531.58   6.625   1,126.95   6/1/2004             80        0-29
  33293069   5/1/2004   4/1/2034          358    312000       312000   5.375   1,397.50   6/1/2004    79.79539642        0-29
  33006487   5/1/2004   4/1/2034          358     65450     65279.99    6.75     424.51   6/1/2004             85        0-29
  33523820   5/1/2004   4/1/2034          358    195500       195500     7.5   1,221.88   6/1/2004             85        0-29
  33739939   5/1/2004   4/1/2034          359    160000       160000    5.99     798.67   5/1/2004    57.76173285        0-29
  32672230   5/1/2004   4/1/2034          353     29650     29453.99    8.25     222.76   1/1/2004    84.95702006        0-29
  33910175   5/1/2004   4/1/2034          358    313050    312399.43   7.875   2,269.83   6/1/2004       99.98435        0-29
  33702622   5/1/2004   4/1/2034          359    158100    157718.45   7.125   1,065.15   5/1/2004             85        0-29
  33983651   5/1/2004   4/1/2034          358     95000     94802.39   7.875     688.82   6/1/2004            100        0-29
  33235334   5/1/2004   4/1/2034          359    180200       180200   7.875   1,182.56   5/1/2004             85        0-29
  33817511   5/1/2004   4/1/2034          359    114960       114960   4.875     467.03   5/1/2004             80        0-29
  33346826   5/1/2004   4/1/2034          358    116500       116500   7.125     691.72   6/1/2004           93.2        0-29
  33539842   5/1/2004   4/1/2034          358    193400    193398.58    6.25   1,007.29   6/1/2004    94.34146341        0-29
  33962846   5/1/2004   4/1/2034          358    179900    179899.09     5.5     824.54   6/1/2004    79.95555556        0-29
  33413287   5/1/2004   4/1/2034          358    248800       248800   6.125   1,269.92   6/1/2004             80        0-29
  33816943   5/1/2004   4/1/2034          358    109520       109520     6.5     593.23   6/1/2004             80        0-29
  33347816   5/1/2004   4/1/2034          358    222300       222300    6.75   1,250.44   6/1/2004          88.92        0-29
  33556663   5/1/2004   4/1/2034          358    320000       320000   5.875   1,566.67   6/1/2004             80        0-29
  33040189   5/1/2004   4/1/2034          358    196700       196700   5.125     840.07   6/1/2004    79.99186661        0-29
  33815515   5/1/2004   4/1/2034          358    152480    152043.69    6.25     938.85   6/1/2004             80        0-29
4000125579   5/1/2004   4/1/2034          358    103750       103750   4.625     399.87   6/1/2004     79.9922899        0-29
  33556531   5/1/2004   4/1/2034          359    330000    329142.81    6.75   2,140.38   5/1/2004           52.8        0-29
4000132982   5/1/2004   4/1/2034          358    112500       112500       7     656.25   6/1/2004             90        0-29
  33339136   5/1/2004   4/1/2034          358    304000     303065.6   5.875   1,798.28   6/1/2004             80        0-29
  33984329   5/1/2004   4/1/2034          357    192500       192500    6.25   1,002.60   7/1/2004    89.95747465        0-29
  33289901   5/1/2004   4/1/2034          358    268000       268000   5.875   1,312.08   6/1/2004             80        0-29
  33350638   5/1/2004   4/1/2034          358    122700    122694.25     6.5     664.63   6/1/2004    79.98748362        0-29
  33040775   5/1/2004   4/1/2034          358    124200       124200   6.375     659.81   6/1/2004             80        0-29
  33257387   5/1/2004   4/1/2034          357    158400       158400    6.75     891.00   7/1/2004             90        0-29
  33539172   5/1/2004   4/1/2034          358     55100     54942.31    6.25     339.27   6/1/2004             95        0-29
  33622929   5/1/2004   4/1/2034          358    166250       166250   5.625     779.30   6/1/2004             95        0-29
  33964081   5/1/2004   4/1/2034          358    225900       225900   6.875   1,294.22   6/1/2004             90        0-29
  33529074   5/1/2004   4/1/2034          358     85500        85500    6.75     480.94   6/1/2004             95        0-29
  33614462   5/1/2004   4/1/2034          358    135000    134724.72    7.99     989.65   6/1/2004             90        0-29
  33619685   5/1/2004   4/1/2034          357     90900        90900       8     606.00   7/1/2004             90        0-29
  33117862   5/1/2004   4/1/2034          358    145600       145600   6.375     773.50   6/1/2004             80        0-29
4000129352   5/1/2004   4/1/2034          358    296400    295667.98   4.999   1,234.75   6/1/2004             80        0-29
  33491739   5/1/2004   4/1/2034          358    200000     199999.4   5.875     979.17   6/1/2004             80        0-29
  33494196   5/1/2004   4/1/2034          358    333600       333600   5.125   1,424.75   6/1/2004             80        0-29
  33885682   5/1/2004   4/1/2034          358    277200       277200   4.875   1,126.13   6/1/2004             80        0-29
  32779233   5/1/2004   4/1/2034          358     43500     43399.51   7.375     300.45   6/1/2004             75        0-29
  33489386   5/1/2004   4/1/2034          358    146000    145582.24    6.25     898.95   6/1/2004             80        0-29
  33533191   5/1/2004   4/1/2034          357    127500    127241.64       8     935.55   7/1/2004             85        0-29
  33328766   5/1/2004   4/1/2034          358    227300    226665.05   6.375   1,418.06   6/1/2004    94.97942043        0-29
  33094129   5/1/2004   4/1/2034          358    169150    168798.46   7.875   1,226.46   6/1/2004             85        0-29
  34042408   5/1/2004   4/1/2034          358    192300       192300   4.875     781.22   6/1/2004    79.99600644        0-29

                              INITIAL                     PREPAYMENT                                        FIRST RATE   RATE RESET
  LOANID     INDEX   MARGIN     CAP     FLOOR   CEILING      TERM              PREPAYMENT PENALTY           RESET DATE    FREQUENCY
-----------------------------------------------------------------------------------------------------------------------------------
  33884347    6ML    5.875       3      6.375   12.375    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33741745    6ML    3.875       3        5.5     11.5    1/24/1900    6 mo.s interest less 20% obal          4/1/2009           6
  33828252    6ML      5.5       3      7.375   13.375     2/5/1900    6 mo.s interest less 20% obal          4/1/2007           6
4000135252    6ML        4       3      6.625   12.625    1/24/1900    6 mo.s interest less 20% obal          4/1/2009           6
  33557224    6ML    5.625       3       7.25    13.25    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  31158876    6ML      6.5       3        7.5     13.5    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33712852    6ML        6       3      6.875   12.875    1/12/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33945981    6ML        6       3      8.875   14.875    1/24/1900    6 mo.s interest less 20% obal          4/1/2007           6
  33909938    6ML      3.5       3      4.875   10.875    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33169269    6ML        7       3       8.25    14.25    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33117797    6ML    4.625       3          6       12     2/5/1900    min (2% prepaid, 60 days interest)     4/1/2007           6
  33493453    6ML    3.625       3      4.875   10.875    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33555467    6ML    4.875       3        6.5     12.5    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33588203    6ML     6.75       3      8.625   14.625     1/0/1900    None                                   4/1/2006           6
  32918062    6ML    4.875       3       6.25    12.25    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33216664    6ML    5.875       3      6.375   12.375    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33908690    6ML    5.375       3      6.375   12.375    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33944554    6ML    4.125       3      5.875   11.875    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33098450    6ML    5.625       3      6.625   12.625    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33293069    6ML    3.375       3      5.375   11.375    1/24/1900    6 mo.s interest less 20% obal          4/1/2009           6
  33006487    6ML     5.75       3       6.75    12.75    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33523820    6ML    6.125       3        7.5     13.5    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33739939    6ML      3.5       3       5.99    11.99     2/5/1900    6 mo.s interest less 20% obal          4/1/2009           6
  32672230    6ML    7.125       3       8.25    14.25    1/24/1900    2% prepaid                             4/1/2006           6
  33910175    6ML    5.625       3      7.875   13.875    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33702622    6ML     6.25       3      7.125   13.125    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33983651    6ML    5.375       3      7.875   13.875    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33235334    6ML      6.5       3      7.875   13.875    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33817511    6ML    4.125       3      4.875   10.875    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33346826    6ML    5.875       3      7.125   13.125     1/0/1900    None                                   4/1/2007           6
  33539842    6ML    5.375       3       6.25    12.25    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33962846    6ML    3.625       3        5.5     11.5    1/24/1900    6 mo.s interest less 20% obal          4/1/2009           6
  33413287    6ML     4.75       3      6.125   12.125    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33816943    6ML    5.125       3        6.5     12.5     1/0/1900    None                                   4/1/2006           6
  33347816    6ML     5.75       3       6.75    12.75     1/0/1900    None                                   4/1/2006           6
  33556663    6ML      4.5       3      5.875   11.875    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33040189    6ML        4       3      5.125   11.125    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33815515    6ML    5.625       3       6.25    12.25    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
4000125579    6ML    3.375       3      4.625   10.625    1/24/1900    6 mo.s interest less 20% obal          4/1/2009           6
  33556531    6ML     4.75       3       6.75    12.75    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
4000132982    6ML    5.375       3          7       13    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33339136    6ML     4.75       3      5.875   11.875    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33984329    6ML    4.875       3       6.25    12.25    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33289901    6ML     3.75       3      5.875   11.875    1/24/1900    6 mo.s interest less 20% obal          4/1/2007           6
  33350638    6ML    5.125       3        6.5     12.5     1/0/1900    None                                   4/1/2006           6
  33040775    6ML    5.125       3      6.375   12.375    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33257387    6ML     4.75       3       6.75    12.75     2/5/1900    6 mo.s interest less 20% obal          4/1/2009           6
  33539172    6ML      5.5       3       6.25    12.25    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33622929    6ML    5.625       3      5.625   11.625     2/5/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33964081    6ML    4.875       3      6.875   12.875     1/0/1900    None                                   4/1/2006           6
  33529074    6ML    5.625       3       6.75    12.75    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33614462    6ML     6.75       3       7.99    13.99    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33619685    6ML      6.5       3          8       14    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33117862    6ML     4.75       3      6.375   12.375     2/5/1900    min (2% prepaid, 60 days interest)     4/1/2009           6
4000129352    6ML    3.375       3      4.999   10.999    1/24/1900    6 mo.s interest less 20% obal          4/1/2009           6
  33491739    6ML    3.875       3      5.875   11.875     2/5/1900    6 mo.s interest less 20% obal          4/1/2009           6
  33494196    6ML    3.875       3      5.125   11.125    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33885682    6ML     3.75       3      4.875   10.875    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  32779233    6ML        4       3      7.375   13.375     1/0/1900    None                                   4/1/2006           6
  33489386    6ML    5.125       3       6.25    12.25    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33533191    6ML    6.625       3          8       14    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33328766    6ML     5.75       3      6.375   12.375    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33094129    6ML        5       3      7.875   13.875    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  34042408    6ML    3.625       3      4.875   10.875    1/24/1900    6 mo.s interest less 20% obal          4/1/2009           6

              PAYMENT
               RESET
  LOANID     FREQUENCY    PURPOSE   DIV   IO   IOTERM
-----------------------------------------------------
  33884347       6       Purchase   N     Y      60
  33741745       6       Purchase   N     Y      60
  33828252       6       C/O Refi   N     Y      60
4000135252       6       Purchase   N     Y      60
  33557224       6       C/O Refi   N     Y      60
  31158876       6       C/O Refi   N     N       0
  33712852       6       C/O Refi   N     N       0
  33945981       6       Purchase   N     N       0
  33909938       6       Purchase   N     Y      60
  33169269       6       R/T Refi   N     N       0
  33117797       6       C/O Refi   N     Y      60
  33493453       6       Purchase   N     Y      60
  33555467       6       C/O Refi   N     Y      60
  33588203       6       C/O Refi   N     N       0
  32918062       6       Purchase   N     Y      60
  33216664       6       Purchase   N     N       0
  33908690       6       Purchase   N     N       0
  33944554       6       C/O Refi   N     Y      60
  33098450       6       Purchase   N     N       0
  33293069       6       Purchase   N     Y      60
  33006487       6       C/O Refi   N     N       0
  33523820       6       C/O Refi   N     Y      60
  33739939       6       C/O Refi   N     Y      60
  32672230       6       Purchase   N     N       0
  33910175       6       Purchase   N     N       0
  33702622       6       C/O Refi   N     N       0
  33983651       6       Purchase   N     N       0
  33235334       6       C/O Refi   N     Y      60
  33817511       6       Purchase   N     Y      60
  33346826       6       R/T Refi   N     Y      60
  33539842       6       C/O Refi   N     Y      60
  33962846       6       Purchase   N     Y      60
  33413287       6       Purchase   N     Y      60
  33816943       6       Purchase   N     Y      60
  33347816       6       R/T Refi   N     Y      60
  33556663       6       Purchase   N     Y      60
  33040189       6       Purchase   N     Y      60
  33815515       6       Purchase   N     N       0
4000125579       6       Purchase   N     Y      60
  33556531       6       C/O Refi   N     N       0
4000132982       6       Purchase   N     Y      60
  33339136       6       Purchase   N     N       0
  33984329       6       Purchase   N     Y      60
  33289901       6       C/O Refi   N     Y      60
  33350638       6       Purchase   N     Y      60
  33040775       6       Purchase   N     Y      60
  33257387       6       Purchase   N     Y      60
  33539172       6       Purchase   N     N       0
  33622929       6       Purchase   N     Y      60
  33964081       6       Purchase   N     Y      60
  33529074       6       Purchase   N     Y      60
  33614462       6       C/O Refi   N     N       0
  33619685       6       C/O Refi   N     Y      60
  33117862       6       Purchase   N     Y      60
4000129352       6       C/O Refi   N     Y      60
  33491739       6       C/O Refi   N     Y      60
  33494196       6       Purchase   N     Y      60
  33885682       6       Purchase   N     Y      60
  32779233       6       Purchase   N     N       0
  33489386       6       Purchase   N     N       0
  33533191       6       C/O Refi   N     N       0
  33328766       6       Purchase   N     N       0
  33094129       6       Purchase   N     N       0
  34042408       6       Purchase   N     Y      60

                                     D-1-29

                                                                PROPERTY                                ORIGINAL    ORIGINATION
  LOANID                CITY              ZIP    STATE            TYPE                OCCUPANCY           TERM          DATE
-------------------------------------------------------------------------------------------------------------------------------
4000123220   SANTA MARIA                 93454     CA    Single Family            Owner Occupied       12/25/1900    3/26/2004
  33622614   REFORD                      48240     MI    Single Family            Owner Occupied       12/25/1900    3/26/2004
  33520925   TEMECULA                    92592     CA    Single Family            Owner Occupied       12/25/1900    3/23/2004
  33784935   OAKLEY                      94561     CA    Single Family            Owner Occupied       12/25/1900    3/24/2004
  33007048   NOBLESVILLE                 46060     IN    Single Family            Owner Occupied       12/25/1900    3/31/2004
  33811878   PHENIX CITY                 36867     AL    Single Family            Owner Occupied       12/25/1900    3/25/2004
  33906165   PORT ORANGE                 32127     FL    Single Family            Owner Occupied       12/25/1900    3/31/2004
  33909599   ORLANDO                     32819     FL    Single Family            Owner Occupied       12/25/1900    3/26/2004
  33159666   CHICAGO                     60628     IL    Single Family            Owner Occupied       12/25/1900    3/24/2004
  33489626   ACAMPO                      95220     CA    Single Family            Owner Occupied       12/25/1900    3/22/2004
  33984089   MARGATE                     33063     FL    PUD                      Owner Occupied       12/25/1900    3/30/2004
  33095787   CARVER                       2330     MA    Single Family            Owner Occupied       12/25/1900    3/26/2004
  33471129   GLENDALE                    91205     CA    Condo                    Owner Occupied       12/25/1900    3/25/2004
  34104869   LOS ANGELES                 90011     CA    Single Family            Owner Occupied       12/25/1900    3/24/2004
  33732520   BAKERSFIELD                 93313     CA    Single Family            Owner Occupied       12/25/1900    3/18/2004
  33532870   MASON                       45040     OH    Single Family            Owner Occupied       12/25/1900    3/26/2004
  33228321   HENDERSON                   89014     NV    Condo                    Owner Occupied       12/25/1900    3/26/2004
  33117656   MINNEAPOLIS                 55402     MN    Single Family            Non-Owner Occupied   12/25/1900    3/26/2004
  33115122   RICHMOND                    56368     MN    Single Family            Owner Occupied       12/25/1900    3/24/2004
  33473471   LOS ANGELES                 91042     CA    Single Family            Owner Occupied       12/25/1900    3/22/2004
  33784612   STOCKTON                    95207     CA    PUD                      Owner Occupied       12/25/1900    3/15/2004
  33215799   PHOENIX                     85029     AZ    Single Family            Owner Occupied       12/25/1900    3/19/2004
  33428798   ROWLETT                     75088     TX    Single Family            Owner Occupied       12/25/1900    3/25/2004
  33734005   RIVERSIDE                   92508     CA    PUD                      Owner Occupied       12/25/1900    3/15/2004
  33227547   NORTH LAS VEGAS             89031     NV    PUD                      Owner Occupied       12/25/1900    3/22/2004
  33352204   CHARLOTTE                   28269     NC    PUD                      Owner Occupied       12/25/1900    3/31/2004
  32946105   LEAGUE CITY                 77573     TX    PUD                      Non-Owner Occupied   12/25/1900     4/1/2004
  33983974   NORTH MIAMI                 33161     FL    Single Family            Owner Occupied       12/25/1900    3/31/2004
  33687823   BAKERSFIELD                 93313     CA    Single Family            Owner Occupied       12/25/1900    3/22/2004
  33449513   WILLOW GROVE                19090     PA    Multi Family - 2 Units   Owner Occupied       12/25/1900    3/26/2004
  33408923   YUCAIPA                     92399     CA    Single Family            Owner Occupied       12/25/1900    3/27/2004
  33260134   DAVIE                       33328     FL    PUD                      Owner Occupied       12/25/1900    3/22/2004
  33216870   THATCHER                    85552     AZ    Single Family            Owner Occupied       12/25/1900    3/29/2004
  33234618   RENO                        89523     NV    Single Family            Owner Occupied       12/25/1900    3/19/2004
4000125358   GRESHAM                     97080     OR    Single Family            Owner Occupied       12/25/1900    3/31/2004
  33369778   REDFORD                     48239     MI    Single Family            Owner Occupied       12/25/1900    3/26/2004
  33982240   MIAMI                       33138     FL    Multi Family - 2 Units   Owner Occupied       12/25/1900    3/26/2004
  33827643   HESPERIA                    92345     CA    Single Family            Owner Occupied       12/25/1900    3/24/2004
  33093089   LONDONDERRY                  3053     NH    Condo                    Owner Occupied       12/25/1900    3/29/2004
  32673881   WEST DES MOINES             50265     IA    Single Family            Owner Occupied       12/25/1900    3/23/2004
  33542168   SAN DIEGO                   92154     CA    Condo                    Owner Occupied       12/25/1900    3/16/2004
  33251240   HOBE SOUND                  33455     FL    Multi Family - 2 Units   Non-Owner Occupied   12/25/1900    3/26/2004
  31159494   LEXINGTON                   40503     KY    Single Family            Owner Occupied       12/25/1900    3/24/2004
  33435058   ARLINGTON                   76001     TX    PUD                      Owner Occupied       12/25/1900    3/30/2004
  33336207   HEMET                       92545     CA    Single Family            Owner Occupied       12/25/1900    3/10/2004
  33964842   DENVER                      80239     CO    Single Family            Owner Occupied       12/25/1900    3/25/2004
  33365800   PONTIAC                     48340     MI    Single Family            Owner Occupied       12/25/1900    3/30/2004
  33097387   SANFORD                      4073     ME    Single Family            Owner Occupied       12/25/1900    3/31/2004
  33943911   SAN DIEGO                   92114     CA    Single Family            Owner Occupied       12/25/1900    3/25/2004
  32945511   ALLENTOWN                   18109     PA    Single Family            Non-Owner Occupied   12/25/1900    3/29/2004
  33424771   PLANO                       75075     TX    Single Family            Owner Occupied       12/25/1900    3/26/2004
  33234691   LAS VEGAS                   89130     NV    PUD                      Owner Occupied       12/25/1900    3/24/2004
  33216086   GLENDALE                    85302     AZ    Single Family            Owner Occupied       12/25/1900    3/23/2004
  33168691   DETROIT                     48235     MI    Single Family            Owner Occupied       12/25/1900    3/30/2004
  33118282   MINNEAPOLIS                 55418     MN    Multi Family - 2 Units   Non-Owner Occupied   12/25/1900    3/31/2004
4000108722   SOUTH PARK                  15129     PA    Single Family            Owner Occupied       12/25/1900    3/24/2004
  33116393   BROOKLYN PARK               55443     MN    Single Family            Owner Occupied       12/25/1900    3/24/2004
  33982034   POMPANO BEACH               33060     FL    Condo                    Owner Occupied       12/25/1900    3/26/2004
  34044842   FORT WORTH                  76133     TX    Single Family            Non-Owner Occupied   12/25/1900    3/29/2004
  33370552   WESTLAND                    48186     MI    Condo                    Owner Occupied       12/25/1900    3/26/2004
  33964651   DENVER                      80221     CO    Single Family            Owner Occupied       12/25/1900    3/26/2004
  32678864   OVERLAND                    63114     MO    Single Family            Owner Occupied       12/25/1900    3/25/2004
  33811571   EAST POINT                  30344     GA    Single Family            Non-Owner Occupied   12/25/1900    3/23/2004
  33819103   BETHLEHEM                   30620     GA    PUD                      Owner Occupied       12/25/1900    3/31/2004

                                                                                            PAID        ORIGINAL
               FIRST    MATURITY    REMAINING   ORIGINAL   SCHEDULED                        THRU     COMBINED LOAN       OTS
  LOANID     PAY DATE     DATE        TERM       BALANCE    BALANCE     RATE     P&I        DATE        TO VALUE     DELINQUENCY
--------------------------------------------------------------------------------------------------------------------------------
4000123220   5/1/2004   4/1/2034          357    265600       265600   5.375   1,189.67   7/1/2004             80        0-29
  33622614   5/1/2004   4/1/2034          358     92000        91761    6.75     596.72   6/1/2004           73.6        0-29
  33520925   5/1/2004   4/1/2034          358    313500    313498.13     6.5   1,698.13   6/1/2004             95        0-29
  33784935   5/1/2004   4/1/2034          358    294400       294400   5.625   1,380.00   6/1/2004             80        0-29
  33007048   5/1/2004   4/1/2034          358    160550    160143.04   6.875   1,054.70   6/1/2004             95        0-29
  33811878   5/1/2004   4/1/2034          358    152000       152000     6.5     823.33   6/1/2004             95        0-29
  33906165   5/1/2004   4/1/2034          358    128250    127900.29     6.5     810.63   6/1/2004             95        0-29
  33909599   5/1/2004   4/1/2034          358    180000    179999.25   5.875     881.25   6/1/2004    84.90566038        0-29
  33159666   5/1/2004   4/1/2034          358    108000    107769.83    7.75     773.73   6/1/2004             90        0-29
  33489626   5/1/2004   4/1/2034          357    182400       182400   5.125     779.00   7/1/2004             80        0-29
  33984089   5/1/2004   4/1/2034          357    256500    255759.29    6.75   1,663.66   7/1/2004             95        0-29
  33095787   5/1/2004   4/1/2034          358    236000       236000   5.375   1,057.08   6/1/2004             80        0-29
  33471129   5/1/2004   4/1/2034          358    248000       248000   5.625   1,162.50   6/1/2004             80        0-29
  34104869   5/1/2004   4/1/2034          358    205000    204563.11    7.75   1,468.65   6/1/2004            100        0-29
  33732520   5/1/2004   4/1/2034          358    263500    262862.57   7.125   1,775.25   6/1/2004             85        0-29
  33532870   5/1/2004   4/1/2034          359    218400     217946.1   7.875   1,583.56   5/1/2004             80        0-29
  33228321   5/1/2004   4/1/2034          358    161500    161164.36   7.875   1,170.99   6/1/2004             85        0-29
  33117656   5/1/2004   4/1/2034          358     92800     92553.01   6.625     594.21   6/1/2004             80        0-29
  33115122   5/1/2004   4/1/2034          359    107000    106722.07    6.75     694.00   5/1/2004    71.33333333        0-29
  33473471   5/1/2004   4/1/2034          357    320000       320000    5.25   1,400.00   7/1/2004             80        0-29
  33784612   5/1/2004   4/1/2034          358    196800       196800   5.125     840.50   6/1/2004             80        0-29
  33215799   5/1/2004   4/1/2034          358    129200    128872.48   6.875     848.76   6/1/2004             95        0-29
  33428798   5/1/2004   4/1/2034          358    123500     123236.8    7.75     884.77   6/1/2004            100        0-29
  33734005   5/1/2004   4/1/2034          358    276000       276000   5.875   1,351.25   6/1/2004             80        0-29
  33227547   5/1/2004   4/1/2034          358    213000       213000     7.5   1,331.25   6/1/2004    71.47651007        0-29
  33352204   5/1/2004   4/1/2034          357    137800    137520.76       8   1,011.13   7/1/2004            100        0-29
  32946105   5/1/2004   4/1/2034          358     86400     86170.05   6.625     553.23   6/1/2004             80        0-29
  33983974   5/1/2004   4/1/2034          358    145000       145000   6.375     770.31   6/1/2004    87.87878788        0-29
  33687823   5/1/2004   4/1/2034          358    126400    126371.03     5.5     579.33   6/1/2004             80        0-29
  33449513   5/1/2004   4/1/2034          358    189900    189543.41   8.375   1,443.38   6/1/2004            100        0-29
  33408923   5/1/2004   4/1/2034          358    136000       136000    6.25     708.33   6/1/2004             80        0-29
  33260134   5/1/2004   4/1/2034          358    330000    329242.04   7.375   2,279.23   6/1/2004             44        0-29
  33216870   5/1/2004   4/1/2034          357    114000    113899.99   6.625     629.38   7/1/2004             95        0-29
  33234618   5/1/2004   4/1/2034          359    180050    180049.25       6     900.25   5/1/2004    79.98169816        0-29
4000125358   5/1/2004   4/1/2034          358    220000       220000   5.625   1,031.25   6/1/2004    89.79591837        0-29
  33369778   5/1/2004   4/1/2034          359    132500    132129.87   6.375     826.63   5/1/2004    94.98207885        0-29
  33982240   5/1/2004   4/1/2034          358    105000    104772.34   7.625     667.19   6/1/2004           52.5        0-29
  33827643   5/1/2004   4/1/2034          358    156000    155641.68   7.375   1,077.46   6/1/2004    84.32432432        0-29
  33093089   5/1/2004   4/1/2034          358    164000       164000   5.625     768.75   6/1/2004             80        0-29
  32673881   5/1/2004   4/1/2034          358    124000    123715.18   7.375     856.44   6/1/2004             80        0-29
  33542168   5/1/2004   4/1/2034          358    216000       216000   5.625   1,012.50   6/1/2004             80        0-29
  33251240   5/1/2004   4/1/2034          358    148500       148500   7.125     881.72   6/1/2004             90        0-29
  31159494   5/1/2004   4/1/2034          357     74000     73663.88       7     492.33   7/1/2004    54.61254613        0-29
  33435058   5/1/2004   4/1/2034          358     87950        87950       6     439.75   6/1/2004    79.96181471        0-29
  33336207   5/1/2004   4/1/2034          358    177900    177636.48    4.75     704.19   6/1/2004    79.97842066        0-29
  33964842   5/1/2004   4/1/2034          357    146050       146050    7.25     882.39   7/1/2004    76.86842105        0-29
  33365800   5/1/2004   4/1/2034          358     86000      85838.5   8.375     653.67   6/1/2004             80        0-29
  33097387   5/1/2004   4/1/2034          358    126900    126615.68     7.5     887.31   6/1/2004             90        0-29
  33943911   5/1/2004   4/1/2034          358    215000       215000    5.99   1,073.21   6/1/2004    69.57928803        0-29
  32945511   5/1/2004   4/1/2034          358     35250     35174.87    7.75     252.54   6/1/2004             75        0-29
  33424771   5/1/2004   4/1/2034          358    166400       166400   5.375     745.33   6/1/2004    75.46485261        0-29
  33234691   5/1/2004   4/1/2034          358    196800       196800    6.75   1,107.00   6/1/2004             80        0-29
  33216086   5/1/2004   4/1/2034          357    104400       104400   6.125     532.88   7/1/2004             80        0-29
  33168691   5/1/2004   4/1/2034          358    113000    112759.18    7.75     809.55   6/1/2004            100        0-29
  33118282   5/1/2004   4/1/2034          358    162000    161502.04   5.875     958.30   6/1/2004           64.8        0-29
4000108722   5/1/2004   4/1/2034          358     90000     89748.89   5.375     403.12   6/1/2004    78.26086957        0-29
  33116393   5/1/2004   4/1/2034          358    303300    303299.22   7.625   1,927.22   6/1/2004             90        0-29
  33982034   5/1/2004   4/1/2034          357     80000     79820.75     7.5     559.38   7/1/2004    68.96551724        0-29
  34044842   5/1/2004   4/1/2034          359    146700       146700   7.125     871.03   5/1/2004             90        0-29
  33370552   5/1/2004   4/1/2034          358    174550       174550     6.5     945.48   6/1/2004    79.97745694        0-29
  33964651   5/1/2004   4/1/2034          358    162000    161999.99   7.375     995.63   6/1/2004             90        0-29
  32678864   5/1/2004   4/1/2034          358     75900        75900   6.875     434.84   6/1/2004    79.97892518        0-29
  33811571   5/1/2004   4/1/2034          359    140250       140250    7.75     905.78   5/1/2004             85        0-29
  33819103   5/1/2004   4/1/2034          358     93920        93920   6.125     479.38   6/1/2004             80        0-29

                              INITIAL                     PREPAYMENT                                        FIRST RATE   RATE RESET
  LOANID     INDEX   MARGIN     CAP     FLOOR   CEILING      TERM              PREPAYMENT PENALTY           RESET DATE    FREQUENCY
-----------------------------------------------------------------------------------------------------------------------------------
4000123220    6ML    4.125       3      5.375   11.375     2/5/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33622614    6ML     5.25       3       6.75    12.75     2/5/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33520925    6ML    5.625       3        6.5     12.5    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33784935    6ML    4.125       3      5.625   11.625     2/5/1900    6 mo.s interest less 20% obal          4/1/2007           6
  33007048    6ML    6.375       3      6.875   12.875    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33811878    6ML    5.125       3        6.5     12.5    1/24/1900    6 mo.s interest less 20% obal          4/1/2009           6
  33906165    6ML    5.875       3        6.5     12.5    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33909599    6ML    4.625       3      5.875   11.875     2/5/1900    6 mo.s interest less 20% obal          4/1/2007           6
  33159666    6ML      6.5       3       7.75    13.75    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33489626    6ML        4       3      5.125   11.125    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33984089    6ML    5.125       3       6.75    12.75    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33095787    6ML     4.25       3      5.375   11.375    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33471129    6ML     4.25       3      5.625   11.625    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  34104869    6ML      5.5       3       7.75    13.75    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33732520    6ML    6.375       3      7.125   13.125    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33532870    6ML      6.5       3      7.875   13.875    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33228321    6ML     6.75       3      7.875   13.875    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33117656    6ML     3.75       3      6.625   12.625     2/5/1900    min (2% prepaid, 60 days interest)     4/1/2006           6
  33115122    6ML    5.625       3       6.75    12.75     2/5/1900    min (2% prepaid, 60 days interest)     4/1/2006           6
  33473471    6ML    3.875       3       5.25    11.25    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33784612    6ML    3.875       3      5.125   11.125    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33215799    6ML        6       3      6.875   12.875    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33428798    6ML    5.125       3       7.75    13.75     2/5/1900    6 mo.s interest less 20% obal          4/1/2009           6
  33734005    6ML    4.375       3      5.875   11.875     2/5/1900    6 mo.s interest less 20% obal          4/1/2009           6
  33227547    6ML    5.875       3        7.5     13.5    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33352204    6ML      5.5       3          8       14     1/0/1900    None                                   4/1/2006           6
  32946105    6ML    4.625       3      6.625   12.625    1/24/1900    6 mo.s interest less 20% obal          4/1/2009           6
  33983974    6ML    5.375       3      6.375   12.375    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33687823    6ML    3.875       3        5.5     11.5    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33449513    6ML    6.125       3      8.375   14.375     2/5/1900    6 mo.s interest less 20% obal          4/1/2007           6
  33408923    6ML    4.875       3       6.25    12.25    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33260134    6ML    5.125       3      7.375   13.375    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33216870    6ML    5.875       3      6.625   12.625     2/5/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33234618    6ML    4.875       3          6       12    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
4000125358    6ML    4.625       3      5.625   11.625    1/24/1900    6 mo.s interest less 20% obal          4/1/2009           6
  33369778    6ML    5.375       3      6.375   12.375    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33982240    6ML    5.625       3      7.625   13.625    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33827643    6ML      6.5       3      7.375   13.375    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33093089    6ML        4       3      5.625   11.625    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  32673881    6ML        6       3      7.375   13.375    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33542168    6ML    4.125       3      5.625   11.625    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33251240    6ML     5.75       3      7.125   13.125    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  31159494    6ML     5.25       3          7       13    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33435058    6ML    4.125       3          6       12     2/5/1900    6 mo.s interest less 20% obal          4/1/2009           6
  33336207    6ML    3.625       3       4.75    10.75    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33964842    6ML    5.375       3       7.25    13.25    1/24/1900    6 mo.s interest less 20% obal          4/1/2009           6
  33365800    6ML     6.75       3      8.375   14.375    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33097387    6ML      6.5       3        7.5     13.5     1/0/1900    None                                   4/1/2006           6
  33943911    6ML    4.375       3       5.99    11.99    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  32945511    6ML    5.875       3       7.75    13.75    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33424771    6ML    4.375       3      5.375   11.375     2/5/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33234691    6ML    5.125       3       6.75    12.75    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33216086    6ML      4.5       3      6.125   12.125    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33168691    6ML    5.625       3       7.75    13.75     2/5/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33118282    6ML      4.5       3      5.875   11.875     2/5/1900    min (2% prepaid, 60 days interest)     4/1/2006           6
4000108722    6ML    3.625       3      5.375   11.375     2/5/1900    6 mo.s interest less 20% obal          4/1/2009           6
  33116393    6ML     6.75       3      7.625   13.625     2/5/1900    min (2% prepaid, 60 days interest)     4/1/2006           6
  33982034    6ML        6       3        7.5     13.5    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  34044842    6ML      5.5       3      7.125   13.125    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33370552    6ML        6       3        6.5     12.5     2/5/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33964651    6ML     6.25       3      7.375   13.375    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  32678864    6ML      5.5       3      6.875   12.875    1/24/1900    2% prepaid                             4/1/2006           6
  33811571    6ML    5.625       3       7.75    13.75     1/0/1900    None                                   4/1/2006           6
  33819103    6ML     4.75       3      6.125   12.125     1/0/1900    None                                   4/1/2006           6

              PAYMENT
               RESET
  LOANID     FREQUENCY    PURPOSE   DIV   IO   IOTERM
-----------------------------------------------------
4000123220       6       C/O Refi   N     Y      60
  33622614       6       C/O Refi   N     N       0
  33520925       6       Purchase   N     Y      60
  33784935       6       C/O Refi   N     Y      60
  33007048       6       Purchase   N     N       0
  33811878       6       C/O Refi   N     Y      60
  33906165       6       Purchase   N     N       0
  33909599       6       C/O Refi   N     Y      60
  33159666       6       C/O Refi   N     N       0
  33489626       6       Purchase   N     Y      60
  33984089       6       Purchase   N     N       0
  33095787       6       Purchase   N     Y      60
  33471129       6       Purchase   N     Y      60
  34104869       6       Purchase   N     N       0
  33732520       6       C/O Refi   N     N       0
  33532870       6       C/O Refi   N     N       0
  33228321       6       C/O Refi   N     N       0
  33117656       6       Purchase   N     N       0
  33115122       6       C/O Refi   N     N       0
  33473471       6       Purchase   N     Y      60
  33784612       6       Purchase   N     Y      60
  33215799       6       C/O Refi   N     N       0
  33428798       6       Purchase   N     N       0
  33734005       6       Purchase   N     Y      60
  33227547       6       R/T Refi   N     Y      60
  33352204       6       Purchase   N     N       0
  32946105       6       C/O Refi   N     N       0
  33983974       6       Purchase   N     Y      60
  33687823       6       Purchase   N     Y      60
  33449513       6       Purchase   N     N       0
  33408923       6       Purchase   N     Y      60
  33260134       6       C/O Refi   N     N       0
  33216870       6       Purchase   N     Y      60
  33234618       6       Purchase   N     Y      60
4000125358       6       Purchase   N     Y      60
  33369778       6       C/O Refi   N     N       0
  33982240       6       C/O Refi   N     Y      60
  33827643       6       C/O Refi   N     N       0
  33093089       6       Purchase   N     Y      60
  32673881       6       R/T Refi   N     N       0
  33542168       6       Purchase   N     Y      60
  33251240       6       Purchase   N     Y      60
  31159494       6       R/T Refi   N     N       0
  33435058       6       Purchase   N     Y      60
  33336207       6       Purchase   N     Y      60
  33964842       6       R/T Refi   N     Y      60
  33365800       6       Purchase   N     N       0
  33097387       6       Purchase   N     N       0
  33943911       6       C/O Refi   N     Y      60
  32945511       6       Purchase   N     N       0
  33424771       6       R/T Refi   N     Y      60
  33234691       6       Purchase   N     Y      60
  33216086       6       Purchase   N     Y      60
  33168691       6       Purchase   N     N       0
  33118282       6       C/O Refi   N     N       0
4000108722       6       C/O Refi   N     Y      60
  33116393       6       C/O Refi   N     Y      60
  33982034       6       C/O Refi   N     N       0
  34044842       6       Purchase   N     Y      60
  33370552       6       Purchase   N     Y      60
  33964651       6       C/O Refi   N     Y      60
  32678864       6       Purchase   N     Y      60
  33811571       6       Purchase   N     Y      60
  33819103       6       Purchase   N     Y      60

                                     D-1-30

                                                                PROPERTY                                ORIGINAL    ORIGINATION
  LOANID                CITY              ZIP    STATE            TYPE                OCCUPANCY           TERM          DATE
-------------------------------------------------------------------------------------------------------------------------------
  33515420   LOS ANGELES                 90031     CA    Single Family            Owner Occupied       12/25/1900    3/19/2004
  33520123   VICTORVILLE                 92392     CA    Single Family            Owner Occupied       12/25/1900    3/22/2004
  33485020   HUGHSON                     95326     CA    PUD                      Owner Occupied       12/25/1900    3/25/2004
  33908138   CLERMONT                    34711     FL    PUD                      Owner Occupied       12/25/1900    3/29/2004
  33740275   LOS ANGELES                 90011     CA    Single Family            Owner Occupied       12/25/1900    3/23/2004
  33985854   HALLANDALE                  33009     FL    Condo >4                 Owner Occupied       12/25/1900    3/26/2004
  33520271   GLENDALE                    91206     CA    Condo                    Owner Occupied       12/25/1900    3/17/2004
  33826801   LOS ANGELES                 90044     CA    Single Family            Owner Occupied       12/25/1900    3/26/2004
  33983131   NAPLES                      34116     FL    Single Family            Owner Occupied       12/25/1900    3/26/2004
  32975252   SAINT JOSEPH                64501     MO    Single Family            Owner Occupied       12/25/1900    3/26/2004
  33810771   ALPHARETTA                  30004     GA    PUD                      Owner Occupied       12/25/1900    3/31/2004
  33945288   OREGON CITY                 97045     OR    Single Family            Owner Occupied       12/25/1900    3/24/2004
  33387994   COLLEGE PARK                30349     GA    Single Family            Owner Occupied       12/25/1900    3/31/2004
  34006395   HOUSTON                     77025     TX    Single Family            Owner Occupied       12/25/1900     4/1/2004
  33882028   WOODBRIDGE                  22193     VA    Single Family            Non-Owner Occupied   12/25/1900    3/25/2004
  33514324   CULVER CITY                 90230     CA    Condo                    Owner Occupied       12/25/1900    3/11/2004
  34102251   HENDERSON                   89074     NV    PUD                      Owner Occupied       12/25/1900    3/25/2004
  33097809   WEST WARWICK                 2893     RI    Single Family            Owner Occupied       12/25/1900    3/23/2004
  33619552   DAYTONA BEACH               32117     FL    Single Family            Owner Occupied       12/25/1900    3/24/2004
  33556762   SUISUN CITY                 94585     CA    Single Family            Owner Occupied       12/25/1900    3/11/2004
  33982810   COCONUT CREEK               33066     FL    Condo                    Owner Occupied       12/25/1900    3/26/2004
  33984469   FORT LAUDERDALE             33317     FL    Multi Family - 2 Units   Non-Owner Occupied   12/25/1900    3/26/2004
  31159106   WILMINGTON                  45177     OH    Single Family            Owner Occupied       12/25/1900    3/31/2004
  32679060   INDEPENDENCE                64052     MO    Single Family            Owner Occupied       12/25/1900    3/25/2004
  33423948   ARLINGTON                   76017     TX    Single Family            Owner Occupied       12/25/1900    3/24/2004
  33351545   CHARLESTON                  29492     SC    PUD                      Owner Occupied       12/25/1900    3/31/2004
  33814088   DECATUR                     30034     GA    Single Family            Owner Occupied       12/25/1900    3/26/2004
  33571027   REDMOND                     97756     OR    PUD                      Owner Occupied       12/25/1900     3/9/2004
  33943218   FONTANA                     92336     CA    Single Family            Owner Occupied       12/25/1900    3/22/2004
  34084384   SANTA CLARITA               91387     CA    Condo                    Owner Occupied       12/25/1900    3/26/2004
  33814633   MASON                       38049     TN    Single Family            Owner Occupied       12/25/1900    3/31/2004
  33810250   ROSWELL                     30075     GA    PUD                      Owner Occupied       12/25/1900    3/31/2004
  32715245   KENT                        98030     WA    PUD                      Owner Occupied       12/25/1900    3/18/2004
  33576141   ESTACADA                    97023     OR    Single Family            Owner Occupied       12/25/1900    3/18/2004
  32678781   MARYLAND HEIGHTS            63043     MO    Single Family            Owner Occupied       12/25/1900    3/22/2004
  33452020   POTTSTOWN                   19464     PA    PUD                      Owner Occupied       12/25/1900    3/26/2004
  33425265   CEDAR PARK                  78613     TX    PUD                      Owner Occupied       12/25/1900    3/25/2004
  33007907   INDIANAPOLIS                46256     IN    Single Family            Owner Occupied       12/25/1900    3/22/2004
  33156175   MT. VERNON                  62864     IL    Single Family            Owner Occupied       12/25/1900    3/31/2004
  33619693   APOPKA                      32712     FL    PUD                      Owner Occupied       12/25/1900    3/31/2004
  33598012   HOUSTON                     77070     TX    PUD                      Owner Occupied       12/25/1900    3/22/2004
  34103580   HIGHLAND                    92346     CA    Single Family            Owner Occupied       12/25/1900    3/23/2004
  34046011   PLANO                       75023     TX    Single Family            Owner Occupied       12/25/1900    3/30/2004
  33235078   NORTH LAS VEGAS             89032     NV    Single Family            Owner Occupied       12/25/1900    3/23/2004
  33985003   FORT LAUDERDALE             33351     FL    PUD                      Owner Occupied       12/25/1900    3/26/2004
  33807710   VILLA RICA                  30180     GA    Single Family            Owner Occupied       12/25/1900    3/29/2004
  33533712   WILLAIMSBURG                40769     KY    Single Family            Owner Occupied       12/25/1900    3/31/2004
  33492539   LAWNDALE                    90260     CA    Single Family            Owner Occupied       12/25/1900    3/15/2004
  33234550   LAS VEGAS                   89146     NV    Single Family            Owner Occupied       12/25/1900    3/18/2004
  33707571   CHICAGO                     60618     IL    Condo                    Owner Occupied       12/25/1900    3/25/2004
  33883430   SUITLAND                    20746     MD    Single Family            Owner Occupied       12/25/1900    3/26/2004
  33904483   TAMPA                       33634     FL    Single Family            Owner Occupied       12/25/1900    3/24/2004
  33536566   FORT MITCHELL               41017     KY    Single Family            Owner Occupied       12/25/1900    3/26/2004
  33739350   LONG BEACH                  90805     CA    Single Family            Owner Occupied       12/25/1900    3/15/2004
  33741596   YUCAIPA                     92399     CA    Single Family            Owner Occupied       12/25/1900    3/26/2004
  33728767   CORONA                      92882     CA    Single Family            Owner Occupied       12/25/1900    3/17/2004
  33735317   GARDEN GROVE                92843     CA    Condo                    Owner Occupied       12/25/1900    3/18/2004
  33725433   HAWTHORNE                   90250     CA    Condo                    Owner Occupied       12/25/1900    3/23/2004
  33576307   STAYTON                     97383     OR    PUD                      Owner Occupied       12/25/1900    3/23/2004
  33713363   SPRINGFIELD                 62703     IL    Single Family            Owner Occupied       12/25/1900    3/31/2004
  33619537   PALM HARBOR                 34683     FL    Single Family            Owner Occupied       12/25/1900    3/26/2004
  33432881   HOUSTON                     77084     TX    PUD                      Owner Occupied       12/25/1900    3/23/2004
  33426768   DALLAS                      75249     TX    PUD                      Owner Occupied       12/25/1900    3/25/2004
  33705559   CROWN POINT                 46307     IN    Single Family            Owner Occupied       12/25/1900    3/22/2004

                                                                                            PAID        ORIGINAL
               FIRST    MATURITY    REMAINING   ORIGINAL   SCHEDULED                        THRU     COMBINED LOAN       OTS
  LOANID     PAY DATE     DATE        TERM       BALANCE    BALANCE     RATE     P&I        DATE        TO VALUE     DELINQUENCY
--------------------------------------------------------------------------------------------------------------------------------
  33515420   5/1/2004   4/1/2034          358    233000    232996.61    5.99   1,163.06   6/1/2004    77.66666667        0-29
  33520123   5/1/2004   4/1/2034          357    180000       180000   5.625     843.75   7/1/2004             80        0-29
  33485020   5/1/2004   4/1/2034          358    206100    206048.56    5.99   1,028.78   6/1/2004    79.98727034        0-29
  33908138   5/1/2004   4/1/2034          358    142650    142314.11    7.25     973.13   6/1/2004             90        0-29
  33740275   5/1/2004   4/1/2034          357    160000    159997.99     5.5     733.33   7/1/2004             80        0-29
  33985854   5/1/2004   4/1/2034          357     49300        49300    7.99     328.26   7/1/2004             85        0-29
  33520271   5/1/2004   4/1/2034          358    278400       278400    5.75   1,334.00   6/1/2004             80        0-29
  33826801   5/1/2004   4/1/2034          358    180000       179850   6.125     918.75   6/1/2004             80        0-29
  33983131   5/1/2004   4/1/2034          358    146000    145672.88     7.5   1,020.86   6/1/2004    77.24867725        0-29
  32975252   5/1/2004   4/1/2034          357     97500     97234.14     6.5     616.27   7/1/2004             75        0-29
  33810771   5/1/2004   4/1/2034          358    177600       177600   5.875     869.50   6/1/2004             80        0-29
  33945288   5/1/2004   4/1/2034          358    207000    206462.31    6.75   1,342.60   6/1/2004             90        0-29
  33387994   5/1/2004   4/1/2034          358    130400       130400    7.25     787.83   6/1/2004    89.96826273        0-29
  34006395   5/1/2004   4/1/2034          359    206000    205700.85   7.625   1,458.06   5/1/2004            100        0-29
  33882028   5/1/2004   4/1/2034          358    205000       205000    6.25   1,067.71   6/1/2004             82        0-29
  33514324   5/1/2004   4/1/2034          357    252000    251858.54   6.125   1,286.25   7/1/2004             80        0-29
  34102251   5/1/2004   4/1/2034          358    175000       175000    6.99   1,019.38   6/1/2004    83.73205742        0-29
  33097809   5/1/2004   4/1/2034          358    158000    157609.19       7   1,051.18   6/1/2004    84.49197861        0-29
  33619552   5/1/2004   4/1/2034          358     91400        91400   7.625     580.77   6/1/2004    79.47826087        0-29
  33556762   5/1/2004   4/1/2034          358    288000       287900    5.75   1,380.00   6/1/2004             80        0-29
  33982810   5/1/2004   4/1/2034          358    104800       104800   5.625     491.25   6/1/2004             80        0-29
  33984469   5/1/2004   4/1/2034          358    179100    179099.84    6.99   1,043.26   6/1/2004             90        0-29
  31159106   5/1/2004   4/1/2034          358    118550    118226.74     6.5     749.32   6/1/2004    84.98207885        0-29
  32679060   5/1/2004   4/1/2034          359     84000        84000       8     560.00   5/1/2004             80        0-29
  33423948   5/1/2004   4/1/2034          358    102400    102152.86   7.125     689.89   6/1/2004     76.9924812        0-29
  33351545   5/1/2004   4/1/2034          357    146600       146600   5.125     626.10   7/1/2004    79.98908744        0-29
  33814088   5/1/2004   4/1/2034          359    130500    130185.03   7.125     879.21   5/1/2004             87        0-29
  33571027   5/1/2004   4/1/2034          358    151200     150822.1    7.25   1,031.46   6/1/2004             90        0-29
  33943218   5/1/2004   4/1/2034          358    200800       200800   6.125   1,024.92   6/1/2004             80        0-29
  34084384   5/1/2004   4/1/2034          357    178400       178400    5.99     890.51   7/1/2004             80        0-29
  33814633   5/1/2004   4/1/2034          358    106000       106000   6.875     607.29   6/1/2004    81.53846154        0-29
  33810250   5/1/2004   4/1/2034          358    157400       157400    4.75     623.04   6/1/2004    79.98780364        0-29
  32715245   5/1/2004   4/1/2034          358    248800    248757.24   4.125     855.25   6/1/2004             80        0-29
  33576141   5/1/2004   4/1/2034          358    161500       161500    6.75     908.44   6/1/2004             95        0-29
  32678781   5/1/2004   4/1/2034          358    124000       123800   7.625     787.92   6/1/2004    83.78378378        0-29
  33452020   5/1/2004   4/1/2034          358    127500    127192.28   7.125     859.00   6/1/2004             75        0-29
  33425265   5/1/2004   4/1/2034          358    105600    105312.03     6.5     667.47   6/1/2004             80        0-29
  33007907   5/1/2004   4/1/2034          357    113600       113600   6.625     627.17   7/1/2004             80        0-29
  33156175   5/1/2004   4/1/2034          358     30400     30324.78       7     202.26   6/1/2004             80        0-29
  33619693   5/1/2004   4/1/2034          358    120000       120000    5.75     575.00   6/1/2004             80        0-29
  33598012   5/1/2004   4/1/2034          358    128000       127706   7.375     884.07   6/1/2004             80        0-29
  34103580   5/1/2004   4/1/2034          358    170000       170000    7.25   1,027.08   6/1/2004             85        0-29
  34046011   5/1/2004   4/1/2034          358    100800       100800    5.75     483.00   6/1/2004             80        0-29
  33235078   5/1/2004   4/1/2034          359    150400       150400    5.99     750.75   5/1/2004             80        0-29
  33985003   5/1/2004   4/1/2034          358    210000       209550    5.75   1,006.25   6/1/2004    85.71428571        0-29
  33807710   5/1/2004   4/1/2034          358    107825       107825       7     628.98   6/1/2004             95        0-29
  33533712   5/1/2004   4/1/2034          358    123250    122973.85     7.5     861.79   6/1/2004             85        0-29
  33492539   5/1/2004   4/1/2034          358    320000       320000   5.875   1,566.67   6/1/2004             80        0-29
  33234550   5/1/2004   4/1/2034          357    100000     99999.64   7.125     593.75   7/1/2004    62.89308176        0-29
  33707571   5/1/2004   4/1/2034          358    293300    292642.89     7.5   2,050.80   6/1/2004    94.99595142        0-29
  33883430   5/1/2004   4/1/2034          358    147250    146876.74   6.875     967.33   6/1/2004             95        0-29
  33904483   5/1/2004   4/1/2034          358    123500       123500    7.25     746.15   6/1/2004             95        0-29
  33536566   5/1/2004   4/1/2034          358    236000    235274.62   5.875   1,396.03   6/1/2004             80        0-29
  33739350   5/1/2004   4/1/2034          358    197600       197600   5.375     885.08   6/1/2004             80        0-29
  33741596   5/1/2004   4/1/2034          358    252000    251476.29   7.875   1,827.18   6/1/2004             90        0-29
  33728767   5/1/2004   4/1/2034          358    323000       323000    5.99   1,612.31   6/1/2004             95        0-29
  33735317   5/1/2004   4/1/2034          358    220800       220800   6.375   1,173.00   6/1/2004             92        0-29
  33725433   5/1/2004   4/1/2034          358    236000    235946.92   5.375   1,057.08   6/1/2004             80        0-29
  33576307   5/1/2004   4/1/2034          358    163150    162784.48     7.5   1,140.77   6/1/2004    99.97242563        0-29
  33713363   5/1/2004   4/1/2034          358     86900     86723.87       8     637.65   6/1/2004     94.9726776        0-29
  33619537   5/1/2004   4/1/2034          359    127900       127900       5     532.92   5/1/2004    79.98749218        0-29
  33432881   5/1/2004   4/1/2034          359    132600    132344.59    8.25     996.18   5/1/2004             85        0-29
  33426768   5/1/2004   4/1/2034          358    143400    143036.49   6.875     942.04   6/1/2004    89.99002203        0-29
  33705559   5/1/2004   4/1/2034          358    139500     139202.1    7.75     999.40   6/1/2004             90        0-29

                              INITIAL                     PREPAYMENT                                        FIRST RATE   RATE RESET
  LOANID     INDEX   MARGIN     CAP     FLOOR   CEILING      TERM              PREPAYMENT PENALTY           RESET DATE    FREQUENCY
-----------------------------------------------------------------------------------------------------------------------------------
  33515420    6ML    4.375       3       5.99    11.99    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33520123    6ML    3.875       3      5.625   11.625     2/5/1900    6 mo.s interest less 20% obal          4/1/2009           6
  33485020    6ML    4.625       3       5.99    11.99    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33908138    6ML     6.25       3       7.25    13.25    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33740275    6ML    4.125       3        5.5     11.5    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33985854    6ML    5.875       3       7.99    13.99     2/5/1900    6 mo.s interest less 20% obal          4/1/2007           6
  33520271    6ML    3.875       3       5.75    11.75     2/5/1900    6 mo.s interest less 20% obal          4/1/2009           6
  33826801    6ML    4.875       3      6.125   12.125    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33983131    6ML    5.625       3        7.5     13.5    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  32975252    6ML        5       3        6.5     12.5    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33810771    6ML     4.25       3      5.875   11.875     1/0/1900    None                                   4/1/2009           6
  33945288    6ML     5.75       3       6.75    12.75    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33387994    6ML     6.25       3       7.25    13.25     1/0/1900    None                                   4/1/2006           6
  34006395    6ML     5.25       3      7.625   13.625     1/0/1900    None                                   4/1/2006           6
  33882028    6ML    4.125       3       6.25    12.25    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33514324    6ML    4.375       3      6.125   12.125    1/12/1900    6 mo.s interest less 20% obal          4/1/2006           6
  34102251    6ML    5.375       3       6.99    12.99     2/5/1900    6 mo.s interest less 20% obal          4/1/2009           6
  33097809    6ML     6.25       3          7       13    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33619552    6ML      5.5       3      7.625   13.625    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33556762    6ML    4.375       3       5.75    11.75    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33982810    6ML    4.125       3      5.625   11.625    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33984469    6ML    5.375       3       6.99    12.99     2/5/1900    6 mo.s interest less 20% obal          4/1/2009           6
  31159106    6ML    5.625       3        6.5     12.5     2/5/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  32679060    6ML    5.875       3          8       14    1/24/1900    2% prepaid                             4/1/2006           6
  33423948    6ML      5.5       3      7.125   13.125     1/0/1900    None                                   4/1/2006           6
  33351545    6ML    3.625       3      5.125   11.125     1/0/1900    None                                   4/1/2006           6
  33814088    6ML      6.5       3      7.125   13.125     1/0/1900    None                                   4/1/2006           6
  33571027    6ML      6.5       3       7.25    13.25    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33943218    6ML     4.75       3      6.125   12.125    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  34084384    6ML     4.75       3       5.99    11.99    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33814633    6ML     5.75       3      6.875   12.875    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33810250    6ML    3.375       3       4.75    10.75     1/0/1900    None                                   4/1/2009           6
  32715245    6ML    3.375       3      4.125   10.125     2/5/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33576141    6ML     5.75       3       6.75    12.75     2/5/1900    6 mo.s interest less 20% obal          4/1/2007           6
  32678781    6ML     6.25       3      7.625   13.625    1/24/1900    2% prepaid                             4/1/2006           6
  33452020    6ML    5.875       3      7.125   13.125     2/5/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33425265    6ML    4.875       3        6.5     12.5     1/0/1900    None                                   4/1/2006           6
  33007907    6ML    5.125       3      6.625   12.625     2/5/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33156175    6ML    5.875       3          7       13    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33619693    6ML    4.125       3       5.75    11.75    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33598012    6ML        6       3      7.375   13.375     1/0/1900    None                                   4/1/2006           6
  34103580    6ML    6.125       3       7.25    13.25    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  34046011    6ML        4       3       5.75    11.75     2/5/1900    6 mo.s interest less 20% obal          4/1/2009           6
  33235078    6ML    4.125       3       5.99    11.99     2/5/1900    6 mo.s interest less 20% obal          4/1/2009           6
  33985003    6ML        5       3       5.75    11.75    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33807710    6ML        6       3          7       13     1/0/1900    None                                   4/1/2007           6
  33533712    6ML     6.25       3        7.5     13.5    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33492539    6ML    3.875       3      5.875   11.875    1/24/1900    6 mo.s interest less 20% obal          4/1/2009           6
  33234550    6ML    5.125       3      7.125   13.125    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33707571    6ML        6       3        7.5     13.5     1/0/1900    None                                   4/1/2006           6
  33883430    6ML        6       3      6.875   12.875    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33904483    6ML    6.125       3       7.25    13.25    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33536566    6ML     4.75       3      5.875   11.875    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33739350    6ML        4       3      5.375   11.375    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33741596    6ML    6.125       3      7.875   13.875    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33728767    6ML    4.875       3       5.99    11.99     1/0/1900    None                                   4/1/2006           6
  33735317    6ML     5.25       3      6.375   12.375    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33725433    6ML        4       3      5.375   11.375    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33576307    6ML     5.25       3        7.5     13.5    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33713363    6ML        7       3          8       14    1/12/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33619537    6ML     4.25       3          5       11     2/5/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33432881    6ML    6.875       3       8.25    14.25     2/5/1900    6 mo.s interest less 20% obal          4/1/2007           6
  33426768    6ML     6.25       3      6.875   12.875     2/5/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33705559    6ML      6.5       3       7.75    13.75    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6

              PAYMENT
               RESET
  LOANID     FREQUENCY    PURPOSE   DIV   IO   IOTERM
-----------------------------------------------------
  33515420       6       C/O Refi   N     Y      60
  33520123       6       Purchase   N     Y      60
  33485020       6       Purchase   N     Y      60
  33908138       6       Purchase   N     N       0
  33740275       6       Purchase   N     Y      60
  33985854       6       C/O Refi   N     Y      60
  33520271       6       Purchase   N     Y      60
  33826801       6       C/O Refi   N     Y      60
  33983131       6       C/O Refi   N     N       0
  32975252       6       C/O Refi   N     N       0
  33810771       6       Purchase   N     Y      60
  33945288       6       C/O Refi   N     N       0
  33387994       6       Purchase   N     Y      60
  34006395       6       Purchase   N     N       0
  33882028       6       C/O Refi   N     Y      60
  33514324       6       Purchase   N     Y      60
  34102251       6       C/O Refi   N     Y      60
  33097809       6       C/O Refi   N     N       0
  33619552       6       C/O Refi   N     Y      60
  33556762       6       C/O Refi   N     Y      60
  33982810       6       Purchase   N     Y      60
  33984469       6       Purchase   N     Y      60
  31159106       6       Purchase   N     N       0
  32679060       6       C/O Refi   N     Y      60
  33423948       6       C/O Refi   N     N       0
  33351545       6       Purchase   N     Y      60
  33814088       6       C/O Refi   N     N       0
  33571027       6       Purchase   N     N       0
  33943218       6       C/O Refi   N     Y      60
  34084384       6       Purchase   N     Y      60
  33814633       6       Purchase   N     Y      60
  33810250       6       Purchase   N     Y      60
  32715245       6       Purchase   N     Y      60
  33576141       6       C/O Refi   N     Y      60
  32678781       6       C/O Refi   N     Y      60
  33452020       6       C/O Refi   N     N       0
  33425265       6       C/O Refi   N     N       0
  33007907       6       R/T Refi   N     Y      60
  33156175       6       Purchase   N     N       0
  33619693       6       Purchase   N     Y      60
  33598012       6       C/O Refi   N     N       0
  34103580       6       Purchase   N     Y      60
  34046011       6       Purchase   N     Y      60
  33235078       6       C/O Refi   N     Y      60
  33985003       6       C/O Refi   N     Y      60
  33807710       6       Purchase   N     Y      60
  33533712       6       Purchase   N     N       0
  33492539       6       C/O Refi   N     Y      60
  33234550       6       C/O Refi   N     Y      60
  33707571       6       Purchase   N     N       0
  33883430       6       C/O Refi   N     N       0
  33904483       6       C/O Refi   N     Y      60
  33536566       6       C/O Refi   N     N       0
  33739350       6       Purchase   N     Y      60
  33741596       6       C/O Refi   N     N       0
  33728767       6       Purchase   N     Y      60
  33735317       6       Purchase   N     Y      60
  33725433       6       Purchase   N     Y      60
  33576307       6       Purchase   N     N       0
  33713363       6       Purchase   N     N       0
  33619537       6       Purchase   N     Y      60
  33432881       6       R/T Refi   N     N       0
  33426768       6       Purchase   N     N       0
  33705559       6       C/O Refi   N     N       0

                                     D-1-31

                                                                PROPERTY                                ORIGINAL    ORIGINATION
  LOANID                CITY              ZIP    STATE            TYPE                OCCUPANCY           TERM          DATE
-------------------------------------------------------------------------------------------------------------------------------
  33708744   FLOSSMOOR                   60422     IL    Single Family            Non-Owner Occupied   12/25/1900    3/25/2004
4000126191   HARRISBURG                  17110     PA    Single Family            Non-Owner Occupied   12/25/1900     4/2/2004
4000132559   HARRISBURG                  17104     PA    Single Family            Non-Owner Occupied   12/25/1900     4/2/2004
4000132560   HARRISBURG                  17104     PA    Single Family            Non-Owner Occupied   12/25/1900     4/2/2004
4000132561   HARRISBURG                  17104     PA    Single Family            Non-Owner Occupied   12/25/1900     4/2/2004
  32313983   MACOMB                      48042     MI    Single Family            Owner Occupied       12/25/1900    3/26/2004
  33740150   ORANGE                      92869     CA    Condo                    Owner Occupied       12/25/1900    3/23/2004
  33742768   SNOHOMISH                   98290     WA    Single Family            Owner Occupied       12/25/1900    3/19/2004
  33984386   WEST PALM BEACH             33409     FL    Single Family            Owner Occupied       12/25/1900    3/25/2004
  33445149   SICKLERVILLE                 8081     NJ    Single Family            Owner Occupied       12/25/1900    3/26/2004
  33617762   MOBILE                      36695     AL    Single Family            Owner Occupied       12/25/1900    3/26/2004
  33533555   BURLINGTON                  41005     KY    Single Family            Owner Occupied       12/25/1900    3/31/2004
  33909672   BEVERLY HILLS               34465     FL    Single Family            Owner Occupied       12/25/1900    3/30/2004
  33595190   TICKFAW                     70466     LA    Single Family            Owner Occupied       12/25/1900    3/26/2004
  33095464   TOWNSEND                     1469     MA    Single Family            Owner Occupied       12/25/1900    3/24/2004
  33823782   SAN BERNARDINO              92404     CA    Single Family            Owner Occupied       12/25/1900    3/24/2004
  33428210   ROCKWALL                    75032     TX    PUD                      Owner Occupied       12/25/1900    3/26/2004
  33684853   TULARE                      93274     CA    Single Family            Owner Occupied       12/25/1900    3/12/2004
  33739624   WHITTIER AREA               90603     CA    Single Family            Owner Occupied       12/25/1900    3/18/2004
  33473554   EL MONTE                    91731     CA    Multi Family - 2 Units   Owner Occupied       12/25/1900    3/18/2004
  33982844   HIALEAH                     33018     FL    Single Family            Owner Occupied       12/25/1900    3/31/2004
  33292384   FRESNO                      93722     CA    Single Family            Non-Owner Occupied   12/25/1900    3/17/2004
  33109463   STRUM                       54770     WI    Single Family            Owner Occupied       12/25/1900    3/29/2004
4000119524   PORTLAND                    97220     OR    Single Family            Owner Occupied       12/25/1900    3/26/2004
  33215914   PHOENIX                     85032     AZ    Single Family            Owner Occupied       12/25/1900    3/25/2004
  33963638   LAKEWOOD                    80226     CO    Single Family            Owner Occupied       12/25/1900    3/29/2004
  33615931   KISSIMMEE                   34743     FL    PUD                      Owner Occupied       12/25/1900    3/26/2004
  33337239   ORANGE                      92869     CA    Condo                    Owner Occupied       12/25/1900    3/12/2004
  33524091   CINCINNATI                  45246     OH    Single Family            Owner Occupied       12/25/1900    3/26/2004
  34043034   WYLIE                       75098     TX    PUD                      Owner Occupied       12/25/1900    3/31/2004
  33815770   EVANS                       30809     GA    Single Family            Owner Occupied       12/25/1900    3/26/2004
  33419276   HESPERIA                    92345     CA    Single Family            Owner Occupied       12/25/1900     3/4/2004
4000126748   AUBURN                      36830     AL    Single Family            Owner Occupied       12/25/1900    3/29/2004
  33906702   WINTER HAVEN                33881     FL    Single Family            Owner Occupied       12/25/1900    3/25/2004
  33117557   BLAINE                      55369     MN    Single Family            Owner Occupied       12/25/1900    3/30/2004
  33166489   VASSAR                      48768     MI    Single Family            Owner Occupied       12/25/1900    3/26/2004
  33421611   MIRA LOMA                   91752     CA    Single Family            Owner Occupied       12/25/1900    3/23/2004
  33578816   SHERWOOD                    97140     OR    Single Family            Owner Occupied       12/25/1900    3/26/2004
  33736463   MENIFEE AREA                92584     CA    PUD                      Owner Occupied       12/25/1900    3/15/2004
  33518259   WHITTIER                    90606     CA    Single Family            Owner Occupied       12/25/1900    3/17/2004
  33560855   CHULA VISTA                 91910     CA    PUD                      Owner Occupied       12/25/1900    3/26/2004
  32914129   SALT LAKE CITY              84106     UT    Single Family            Second Home          12/25/1900    3/19/2004
  33985656   PEMBROKE PINES              33029     FL    PUD                      Owner Occupied       12/25/1900    3/31/2004
  33216367   ALBUQUERQUE                 87114     NM    Single Family            Owner Occupied       12/25/1900    3/26/2004
  33346297   DURHAM                      27704     NC    PUD                      Owner Occupied       12/25/1900    3/31/2004
  33214057   PHOENIX                     85048     AZ    PUD                      Owner Occupied       12/25/1900    3/24/2004
  33812884   CEDAR HILL                  37032     TN    Single Family            Owner Occupied       12/25/1900    3/26/2004
  33292962   SALINAS                     93907     CA    Single Family            Owner Occupied       12/25/1900    3/22/2004
  33783648   BENICIA                     94510     CA    Condo                    Owner Occupied       12/25/1900    3/16/2004
  33810870   CORDOVA                     38016     TN    PUD                      Owner Occupied       12/25/1900    3/25/2004
  33568908   STAYTON                     97383     OR    Single Family            Owner Occupied       12/25/1900    3/23/2004
  33810649   KNOXVILLE                   37920     TN    Single Family            Owner Occupied       12/25/1900    3/26/2004
  32676041   WAUPACA                     54981     WI    Single Family            Owner Occupied       12/25/1900    3/22/2004
  32474991   DRESDEN                     43821     OH    Single Family            Owner Occupied       12/25/1900    3/20/2004
  33210931   TUCSON                      85748     AZ    Single Family            Owner Occupied       12/25/1900    3/26/2004
  33818766   PHENIX CITY                 36867     AL    Single Family            Owner Occupied       12/25/1900    3/31/2004
  33116864   LINDSTROM                   55045     MN    Single Family            Owner Occupied       12/25/1900    3/31/2004
  33453184   ESTELL MANOR                 8317     NJ    Single Family            Owner Occupied       12/25/1900    3/31/2004
  33815846   MEMPHIS                     38141     TN    Single Family            Owner Occupied       12/25/1900    3/29/2004
  33007964   NOBLESVILLE                 46060     IN    Single Family            Owner Occupied       12/25/1900    3/25/2004
  33613167   TAMPA                       33607     FL    Single Family            Second Home          12/25/1900    3/25/2004
  33541095   LEXINGTON                   40515     KY    Single Family            Owner Occupied       12/25/1900    3/30/2004
  33824483   HESPERIA                    92345     CA    Single Family            Owner Occupied       12/25/1900    3/22/2004
  33351271   GARNER                      27529     NC    Single Family            Owner Occupied       12/25/1900    3/31/2004

                                                                                            PAID        ORIGINAL
               FIRST    MATURITY    REMAINING   ORIGINAL   SCHEDULED                        THRU     COMBINED LOAN       OTS
  LOANID     PAY DATE     DATE        TERM       BALANCE    BALANCE     RATE     P&I        DATE        TO VALUE     DELINQUENCY
--------------------------------------------------------------------------------------------------------------------------------
  33708744   5/1/2004   4/1/2034          357     62500     62304.08       8     458.61   7/1/2004    67.56756757        0-29
4000126191   5/1/2004   4/1/2034          358     53100        53100   6.999     309.71   6/1/2004             90        0-29
4000132559   5/1/2004   4/1/2034          358     49500        49500   6.999     288.71   6/1/2004             90        0-29
4000132560   5/1/2004   4/1/2034          358     62100        62100   6.999     362.20   6/1/2004             90        0-29
4000132561   5/1/2004   4/1/2034          358     62100        62100   6.999     362.20   6/1/2004             90        0-29
  32313983   5/1/2004   4/1/2034          358    219300    218877.59    8.25   1,647.53   6/1/2004             85        0-29
  33740150   5/1/2004   4/1/2034          358    112000       112000   6.875     641.67   6/1/2004    52.09302326        0-29
  33742768   5/1/2004   4/1/2034          358    264000       264000   5.875   1,292.50   6/1/2004             80        0-29
  33984386   5/1/2004   4/1/2034          358    105000       105000       5     437.50   6/1/2004    79.54545455        0-29
  33445149   5/1/2004   4/1/2034          358    228500       228500   7.125   1,356.72   6/1/2004    89.99180819        0-29
  33617762   5/1/2004   4/1/2034          358    137900       137900    7.25     833.15   6/1/2004    81.16539141        0-29
  33533555   5/1/2004   4/1/2034          357    129200    128864.36    6.75     837.99   7/1/2004             85        0-29
  33909672   5/1/2004   4/1/2034          358    115250       115250   6.125     588.26   6/1/2004    84.99262537        0-29
  33595190   5/1/2004   4/1/2034          358     68400     67998.81   7.125     406.13   6/1/2004             90        0-29
  33095464   5/1/2004   4/1/2034          359    186100     185661.8    7.25   1,269.54   5/1/2004    79.19148936        0-29
  33823782   5/1/2004   4/1/2034          358    151200       151200       7     882.00   6/1/2004             90        0-29
  33428210   5/1/2004   4/1/2034          358    115200       115200   6.375     612.00   6/1/2004             80        0-29
  33684853   5/1/2004   4/1/2034          358    149500       149500     7.5     934.38   6/1/2004    88.20058997        0-29
  33739624   5/1/2004   4/1/2034          358    248000       248000   5.875   1,214.17   6/1/2004             80        0-29
  33473554   5/1/2004   4/1/2034          358    252000       252000    4.75     997.50   6/1/2004             80        0-29
  33982844   5/1/2004   4/1/2034          358    166250       166250   7.625   1,056.38   6/1/2004             95        0-29
  33292384   5/1/2004   4/1/2034          358    202500       202500       6   1,012.50   6/1/2004             90        0-29
  33109463   5/1/2004   4/1/2034          358    142000    141631.15    6.75     921.01   6/1/2004    94.98327759        0-29
4000119524   5/1/2004   4/1/2034          358    128000       128000    5.75     613.33   6/1/2004             80        0-29
  33215914   5/1/2004   4/1/2034          358     82200     82199.98    6.25     428.13   6/1/2004    55.16778523        0-29
  33963638   5/1/2004   4/1/2034          358    150300       150300   5.625     704.53   6/1/2004    79.98935604        0-29
  33615931   5/1/2004   4/1/2034          358    106400       106400   5.625     498.75   6/1/2004             80        0-29
  33337239   5/1/2004   4/1/2034          357    287100       286646     5.5   1,315.88   7/1/2004    79.99442742        0-29
  33524091   5/1/2004   4/1/2034          358    152000    151691.35    7.99   1,114.27   6/1/2004            100        0-29
  34043034   5/1/2004   4/1/2034          358    161600       161600   6.125     824.83   6/1/2004             80        0-29
  33815770   5/1/2004   4/1/2034          359    195500    195050.95   7.375   1,350.28   6/1/2004             85        0-29
  33419276   5/1/2004   4/1/2034          358    211900    211888.58   5.875   1,037.43   6/1/2004    79.99244998        0-29
4000126748   5/1/2004   4/1/2034          357    168000       168000   5.125     717.50   7/1/2004             80        0-29
  33906702   5/1/2004   4/1/2034          358    299250    298562.66   7.375   2,066.85   6/1/2004             95        0-29
  33117557   5/1/2004   4/1/2034          358    180400       180400    6.25     939.58   6/1/2004    90.00019956        0-29
  33166489   5/1/2004   4/1/2034          359    176000     175615.4   7.625   1,245.72   5/1/2004             80        0-29
  33421611   5/1/2004   4/1/2034          358    180000       180000    5.75     862.50   6/1/2004             80        0-29
  33578816   5/1/2004   4/1/2034          358    148000       148000   6.375     786.25   6/1/2004             80        0-29
  33736463   5/1/2004   4/1/2034          358    261450    261448.96   6.125   1,334.48   6/1/2004    79.99865368        0-29
  33518259   5/1/2004   4/1/2034          358    293600    293529.66    5.75   1,406.83   6/1/2004             80        0-29
  33560855   5/1/2004   4/1/2034          358    278000       278000    5.99   1,387.68   6/1/2004         86.875        0-29
  32914129   5/1/2004   4/1/2034          357    121600    121252.03    6.25     748.72   7/1/2004             95        0-29
  33985656   5/1/2004   4/1/2034          358    249900    249296.88   7.125   1,683.63   6/1/2004            100        0-29
  33216367   5/1/2004   4/1/2034          358    146000    145672.88     7.5   1,020.86   6/1/2004    91.82389937        0-29
  33346297   5/1/2004   4/1/2034          357    145450       145450       6     727.25   7/1/2004    79.99450021        0-29
  33214057   5/1/2004   4/1/2034          357    127500    127499.99     5.5     584.38   7/1/2004    79.98745295        0-29
  33812884   5/1/2004   4/1/2034          358     90400        90400   5.875     442.58   6/1/2004             80        0-29
  33292962   5/1/2004   4/1/2034          358    263200       263200     5.5   1,206.33   6/1/2004             80        0-29
  33783648   5/1/2004   4/1/2034          357    223200       223200    5.99   1,114.14   7/1/2004             80        0-29
  33810870   5/1/2004   4/1/2034          358    175920       175920       6     879.60   6/1/2004             80        0-29
  33568908   5/1/2004   4/1/2034          358    176600    175998.36   6.375   1,101.76   6/1/2004    94.99731038        0-29
  33810649   5/1/2004   4/1/2034          358     55100     54956.87    6.75     357.38   6/1/2004             95        0-29
  32676041   5/1/2004   4/1/2034          358     88500     88301.71     7.5     618.81   6/1/2004             75        0-29
  32474991   5/1/2004   4/1/2034          359     81900        81900     7.5     511.88   5/1/2004             90        0-29
  33210931   5/1/2004   4/1/2034          357    131400       131400    6.75     739.13   7/1/2004             90        0-29
  33818766   5/1/2004   4/1/2034          358     92720      92719.9     6.5     502.23   6/1/2004             80        0-29
  33116864   5/1/2004   4/1/2034          358    120000       120000    5.75     575.00   6/1/2004             80        0-29
  33453184   5/1/2004   4/1/2034          358    127300    127000.24    7.25     868.42   6/1/2004             95        0-29
  33815846   5/1/2004   4/1/2034          358     67120     67076.36    7.75     433.48   6/1/2004             80        0-29
  33007964   5/1/2004   4/1/2034          358    145500    145189.93    7.75   1,042.38   6/1/2004    89.81481481        0-29
  33613167   5/1/2004   4/1/2034          359     80000        80000   6.125     408.33   5/1/2004             80        0-29
  33541095   5/1/2004   4/1/2034          358    121350    121064.26    7.25     827.83   6/1/2004    99.97013665        0-29
  33824483   5/1/2004   4/1/2034          358    161600    161159.33     6.5   1,021.43   6/1/2004             80        0-29
  33351271   5/1/2004   4/1/2034          357    156900    156565.61    7.75   1,124.06   7/1/2004            100        0-29

                              INITIAL                     PREPAYMENT                                        FIRST RATE   RATE RESET
  LOANID     INDEX   MARGIN     CAP     FLOOR   CEILING      TERM              PREPAYMENT PENALTY           RESET DATE    FREQUENCY
-----------------------------------------------------------------------------------------------------------------------------------
  33708744    6ML        4       3          8       14     1/0/1900    None                                   4/1/2006           6
4000126191    6ML    5.375       3      6.999   12.999    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
4000132559    6ML    5.375       3      6.999   12.999    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
4000132560    6ML    5.375       3      6.999   12.999    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
4000132561    6ML    5.375       3      6.999   12.999    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  32313983    6ML     6.75       3       8.25    14.25    1/12/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33740150    6ML    4.875       3      6.875   12.875    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33742768    6ML        4       3      5.875   11.875    1/24/1900    6 mo.s interest less 20% obal          4/1/2009           6
  33984386    6ML    3.375       3          5       11    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33445149    6ML    6.125       3      7.125   13.125     1/0/1900    None                                   4/1/2006           6
  33617762    6ML     6.25       3       7.25    13.25    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33533555    6ML        6       3       6.75    12.75    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33909672    6ML      5.5       3      6.125   12.125     2/5/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33595190    6ML    6.875       3      7.125   13.125     2/5/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33095464    6ML    6.125       3       7.25    13.25    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33823782    6ML        6       3          7       13    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33428210    6ML      4.5       3      6.375   12.375     2/5/1900    6 mo.s interest less 20% obal          4/1/2009           6
  33684853    6ML     6.25       3        7.5     13.5     2/5/1900    6 mo.s interest less 20% obal          4/1/2009           6
  33739624    6ML    4.375       3      5.875   11.875     2/5/1900    6 mo.s interest less 20% obal          4/1/2009           6
  33473554    6ML      3.5       3       4.75    10.75    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33982844    6ML      6.5       3      7.625   13.625    1/12/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33292384    6ML    4.625       3          6       12    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33109463    6ML        6       3       6.75    12.75    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
4000119524    6ML      4.5       3       5.75    11.75    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33215914    6ML     3.75       3       6.25    12.25    1/24/1900    6 mo.s interest less 20% obal          4/1/2009           6
  33963638    6ML    4.125       3      5.625   11.625    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33615931    6ML    4.375       3      5.625   11.625    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33337239    6ML    3.625       3        5.5     11.5     2/5/1900    6 mo.s interest less 20% obal          4/1/2009           6
  33524091    6ML    5.375       3       7.99    13.99    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2007           6
  34043034    6ML    4.625       3      6.125   12.125     2/5/1900    6 mo.s interest less 20% obal          4/1/2009           6
  33815770    6ML    6.125       3      7.375   13.375     1/0/1900    None                                   4/1/2006           6
  33419276    6ML    4.375       3      5.875   11.875     2/5/1900    6 mo.s interest less 20% obal          4/1/2009           6
4000126748    6ML    3.375       3      5.125   11.125    1/24/1900    6 mo.s interest less 20% obal          4/1/2009           6
  33906702    6ML      6.5       3      7.375   13.375    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33117557    6ML    6.125       3       6.25    12.25     2/5/1900    min (2% prepaid, 60 days interest)     4/1/2006           6
  33166489    6ML     6.25       3      7.625   13.625    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33421611    6ML        4       3       5.75    11.75    1/24/1900    6 mo.s interest less 20% obal          4/1/2009           6
  33578816    6ML     4.75       3      6.375   12.375     2/5/1900    6 mo.s interest less 20% obal          4/1/2009           6
  33736463    6ML    4.875       3      6.125   12.125    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33518259    6ML    4.125       3       5.75    11.75     2/5/1900    6 mo.s interest less 20% obal          4/1/2009           6
  33560855    6ML    4.625       3       5.99    11.99    1/12/1900    6 mo.s interest less 20% obal          4/1/2006           6
  32914129    6ML    5.375       3       6.25    12.25    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33985656    6ML     5.25       3      7.125   13.125     2/5/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33216367    6ML      6.5       3        7.5     13.5     1/0/1900    None                                   4/1/2006           6
  33346297    6ML    4.625       3          6       12     1/0/1900    None                                   4/1/2006           6
  33214057    6ML    3.875       3        5.5     11.5    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33812884    6ML     4.25       3      5.875   11.875    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33292962    6ML    4.125       3        5.5     11.5    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33783648    6ML        4       3       5.99    11.99     2/5/1900    6 mo.s interest less 20% obal          4/1/2009           6
  33810870    6ML     4.75       3          6       12    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33568908    6ML        6       3      6.375   12.375    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33810649    6ML    5.875       3       6.75    12.75    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  32676041    6ML    5.375       3        7.5     13.5    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  32474991    6ML    6.375       3        7.5     13.5     2/5/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33210931    6ML     5.75       3       6.75    12.75    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33818766    6ML     5.25       3        6.5     12.5    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33116864    6ML     4.25       3       5.75    11.75    1/24/1900    min (2% prepaid, 60 days interest)     4/1/2006           6
  33453184    6ML      5.5       3       7.25    13.25     1/0/1900    None                                   4/1/2006           6
  33815846    6ML        6       3       7.75    13.75     2/5/1900    6 mo.s interest less 20% obal          4/1/2009           6
  33007964    6ML      6.5       3       7.75    13.75    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33613167    6ML    4.375       3      6.125   12.125    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33541095    6ML        5       3       7.25    13.25     1/0/1900    None                                   4/1/2006           6
  33824483    6ML    5.375       3        6.5     12.5    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33351271    6ML      5.5       3       7.75    13.75     1/0/1900    None                                   4/1/2006           6

              PAYMENT
               RESET
  LOANID     FREQUENCY    PURPOSE   DIV   IO   IOTERM
-----------------------------------------------------
  33708744       6       Purchase   N     N       0
4000126191       6       Purchase   N     Y      60
4000132559       6       Purchase   N     Y      60
4000132560       6       Purchase   N     Y      60
4000132561       6       Purchase   N     Y      60
  32313983       6       R/T Refi   N     N       0
  33740150       6       C/O Refi   N     Y      60
  33742768       6       Purchase   N     Y      60
  33984386       6       C/O Refi   N     Y      60
  33445149       6       Purchase   N     Y      60
  33617762       6       Purchase   N     Y      60
  33533555       6       Purchase   N     N       0
  33909672       6       Purchase   N     Y      60
  33595190       6       C/O Refi   N     Y      60
  33095464       6       R/T Refi   N     N       0
  33823782       6       C/O Refi   N     Y      60
  33428210       6       Purchase   N     Y      60
  33684853       6       Purchase   N     Y      60
  33739624       6       Purchase   N     Y      60
  33473554       6       Purchase   N     Y      60
  33982844       6       Purchase   N     Y      60
  33292384       6       Purchase   N     Y      60
  33109463       6       Purchase   N     N       0
4000119524       6       Purchase   N     Y      60
  33215914       6       R/T Refi   N     Y      60
  33963638       6       Purchase   N     Y      60
  33615931       6       Purchase   N     Y      60
  33337239       6       Purchase   N     Y      60
  33524091       6       Purchase   N     N       0
  34043034       6       Purchase   N     Y      60
  33815770       6       Purchase   N     N       0
  33419276       6       Purchase   N     Y      60
4000126748       6       Purchase   N     Y      60
  33906702       6       C/O Refi   N     N       0
  33117557       6       Purchase   N     Y      60
  33166489       6       Purchase   N     N       0
  33421611       6       Purchase   N     Y      60
  33578816       6       Purchase   N     Y      60
  33736463       6       Purchase   N     Y      60
  33518259       6       Purchase   N     Y      60
  33560855       6       C/O Refi   N     Y      60
  32914129       6       Purchase   N     N       0
  33985656       6       Purchase   N     N       0
  33216367       6       C/O Refi   N     N       0
  33346297       6       Purchase   N     Y      60
  33214057       6       Purchase   N     Y      60
  33812884       6       Purchase   N     Y      60
  33292962       6       Purchase   N     Y      60
  33783648       6       Purchase   N     Y      60
  33810870       6       Purchase   N     Y      60
  33568908       6       Purchase   N     N       0
  33810649       6       Purchase   N     N       0
  32676041       6       C/O Refi   N     N       0
  32474991       6       C/O Refi   N     Y      60
  33210931       6       C/O Refi   N     Y      60
  33818766       6       Purchase   N     Y      60
  33116864       6       Purchase   N     Y      60
  33453184       6       Purchase   N     N       0
  33815846       6       Purchase   N     Y      60
  33007964       6       C/O Refi   N     N       0
  33613167       6       Purchase   N     Y      60
  33541095       6       Purchase   N     N       0
  33824483       6       C/O Refi   N     N       0
  33351271       6       Purchase   N     N       0

                                     D-1-32

                                                                PROPERTY                                ORIGINAL    ORIGINATION
  LOANID                CITY              ZIP    STATE            TYPE                OCCUPANCY           TERM          DATE
-------------------------------------------------------------------------------------------------------------------------------
  33624156   VASSAR                      48768     MI    Single Family            Owner Occupied       12/25/1900    3/26/2004
4000123481   MORGANTOWN                  46160     IN    Single Family            Owner Occupied       12/25/1900     4/1/2004
  33112350   WHITE BEAR LAKE             55110     MN    Single Family            Owner Occupied       12/25/1900    3/26/2004
4000112743   LAS VEGAS                   89156     NV    Single Family            Owner Occupied       12/25/1900    3/26/2004
  33947938   SAN DIEGO                   92154     CA    Single Family            Owner Occupied       12/25/1900    3/25/2004
  33533290   LOVELAND                    45140     OH    Single Family            Owner Occupied       12/25/1900    3/23/2004
  33710724   COUNTRY CLUB HILLS          60478     IL    Single Family            Owner Occupied       12/25/1900    3/25/2004
  33116799   BROOKLYN PARK               55445     MN    Condo                    Owner Occupied       12/25/1900    3/24/2004
  33907668   PLEASANT GROVE              35127     AL    Single Family            Owner Occupied       12/25/1900    3/31/2004
  33883117   LANHAM                      20706     MD    Single Family            Owner Occupied       12/25/1900    3/26/2004
  33116203   ROSEVILLE                   55113     MN    Condo                    Owner Occupied              360    3/23/2004
  33623836   KENTWOOD                    49548     MI    Single Family            Owner Occupied       12/25/1900    3/25/2004
  33911108   CLERMONT                    34711     FL    PUD                      Owner Occupied       12/25/1900    3/31/2004
  33983040   WEST PALM BEACH             33415     FL    PUD                      Owner Occupied       12/25/1900    3/26/2004
  33984295   MIAMI                       33165     FL    Single Family            Owner Occupied       12/25/1900    3/31/2004
  33555509   CANYON LAKE                 92587     CA    Single Family            Owner Occupied       12/25/1900     3/4/2004
  33622747   GRAND RAPIDS                49507     MI    Single Family            Owner Occupied       12/25/1900    3/26/2004
  33724915   LAKE ELSINORE               92532     CA    PUD                      Owner Occupied       12/25/1900    3/19/2004
  33471673   CANOGA PARK AREA            91303     CA    Single Family            Owner Occupied       12/25/1900    3/22/2004
  33169368   DETROIT                     48227     MI    Single Family            Owner Occupied       12/25/1900    3/24/2004
  33578071   CANBY                       97013     OR    PUD                      Owner Occupied       12/25/1900    3/29/2004
  33818477   COLLEGE PARK                30238     GA    Single Family            Owner Occupied       12/25/1900    3/31/2004
  33575994   TIGARD                      97223     OR    Single Family            Owner Occupied       12/25/1900    3/26/2004
  33554346   CARSON                      90746     CA    Single Family            Owner Occupied       12/25/1900    3/15/2004
  33111154   BRANDON                     57005     SD    Single Family            Owner Occupied       12/25/1900    3/22/2004
  33329574   MURRIETA                    92563     CA    PUD                      Owner Occupied       12/25/1900    3/15/2004
  33621319   PENSACOLA                   32504     FL    Single Family            Owner Occupied       12/25/1900    3/26/2004
  33349283   CONCORD                     28027     NC    PUD                      Owner Occupied       12/25/1900    3/23/2004
  33712167   ROCKFORD                    61103     IL    Single Family            Owner Occupied       12/25/1900    3/25/2004
  34045781   AUSTIN                      78717     TX    PUD                      Owner Occupied       12/25/1900    3/31/2004
  33537275   OXFORD                      45056     OH    Single Family            Owner Occupied       12/25/1900    3/26/2004
  33168972   ALLEGAN                     49010     MI    Single Family            Owner Occupied       12/25/1900    3/22/2004
  33813072   LAWRENCEVILLE               30044     GA    PUD                      Owner Occupied       12/25/1900    3/31/2004
  33815101   COVINGTON                   30016     GA    Single Family            Owner Occupied       12/25/1900    3/31/2004
  33494170   SACRAMENTO                  95834     CA    Single Family            Owner Occupied       12/25/1900    3/26/2004
  33829946   RIVERSIDE                   92505     CA    Single Family            Owner Occupied       12/25/1900    3/25/2004
  33533852   CINCINNATI                  45237     OH    Single Family            Owner Occupied       12/25/1900    3/26/2004
  33535857   DAYTON                      45408     OH    Single Family            Owner Occupied       12/25/1900    4/19/2004
  33260373   MIAMI                       33175     FL    Single Family            Owner Occupied       12/25/1900    3/22/2004
  33842733   PARK CITY                   84098     UT    Condo                    Second Home          12/25/1900    3/24/2004
  33965799   BRIGHTON                    80602     CO    PUD                      Owner Occupied       12/25/1900    3/26/2004
  33493982   MATHER                      95655     CA    PUD                      Owner Occupied       12/25/1900    3/22/2004
  31141526   FRANKFORT                   40601     KY    Single Family            Owner Occupied       12/25/1900    3/25/2004
  33617465   ST PETERSBURG               33710     FL    Single Family            Owner Occupied       12/25/1900    3/26/2004
  33114455   SAINT PAUL                  55106     MN    Single Family            Owner Occupied       12/25/1900    3/26/2004
  33520610   DOWNEY                      90242     CA    Single Family            Owner Occupied       12/25/1900    3/29/2004
  33768060   CAMBRIA HEIGHTS             11411     NY    Single Family            Owner Occupied       12/25/1900    3/26/2004
  33735143   LIVERMORE                   94551     CA    Condo                    Owner Occupied       12/25/1900     3/9/2004
  32678187   FREEPORT                    61032     IL    Single Family            Owner Occupied       12/25/1900    3/30/2004
  34044552   AUSTIN                      78745     TX    Single Family            Owner Occupied       12/25/1900    3/26/2004
  33709148   CHICAGO                     60629     IL    Multi Family - 2 Units   Owner Occupied       12/25/1900    3/22/2004
  33470105   VALLEJO                     94590     CA    Single Family            Owner Occupied       12/25/1900    3/12/2004
  33169871   WATERFORD                   48328     MI    Single Family            Owner Occupied       12/25/1900    3/24/2004
  33171000   DETROIT                     48223     MI    Single Family            Non-Owner Occupied   12/25/1900    3/31/2004
  33710708   DECATUR                     62521     IL    Single Family            Owner Occupied       12/25/1900    3/31/2004
  33598202   GRAND PRAIRIE               75052     TX    Single Family            Owner Occupied       12/25/1900    3/29/2004
  33842279   LEHI                        84043     UT    Single Family            Owner Occupied       12/25/1900    3/19/2004
  32918781   ROY                         84067     UT    Single Family            Owner Occupied       12/25/1900    3/22/2004
  33618612   FORT PIERCE                 34982     FL    Single Family            Owner Occupied       12/25/1900    3/31/2004
  33811746   GROVETOWN                   30813     GA    Single Family            Owner Occupied       12/25/1900    3/25/2004
  33736018   LOS ANGELES                 90062     CA    Single Family            Owner Occupied       12/25/1900    3/10/2004
  33495052   CITRUS HEIGHTS              95610     CA    Single Family            Owner Occupied       12/25/1900    3/25/2004
  33741554   SUN CITY                    92586     CA    Single Family            Owner Occupied       12/25/1900    3/24/2004
  32678591   HANLEY HILL                 63114     MO    Single Family            Owner Occupied       12/25/1900    3/30/2004

                                                                                            PAID        ORIGINAL
               FIRST    MATURITY    REMAINING   ORIGINAL   SCHEDULED                        THRU     COMBINED LOAN       OTS
  LOANID     PAY DATE     DATE        TERM       BALANCE    BALANCE     RATE     P&I        DATE        TO VALUE     DELINQUENCY
--------------------------------------------------------------------------------------------------------------------------------
  33624156   5/1/2004   4/1/2034          358    108900    108678.39       8     799.07   6/1/2004             90        0-29
4000123481   5/1/2004   4/1/2034          358    126650     126287.6    6.25     779.81   6/1/2004             85        0-29
  33112350   5/1/2004   4/1/2034          357    188800    188148.93       6     944.00   7/1/2004             80        0-29
4000112743   5/1/2004   4/1/2034          358    175500    175086.79    7.25   1,197.22   6/1/2004             90        0-29
  33947938   5/1/2004   4/1/2034          358    296000       296000   6.375   1,572.50   6/1/2004             80        0-29
  33533290   5/1/2004   4/1/2034          358    100500    100187.95   5.875     594.50   6/1/2004             67        0-29
  33710724   5/1/2004   4/1/2034          358    135200    134810.58    7.75     968.59   6/1/2004             80        0-29
  33116799   5/1/2004   4/1/2034          358    102000    101999.99   6.625     563.13   6/1/2004           81.6        0-29
  33907668   5/1/2004   4/1/2034          358     64800      64690.2   8.875     515.58   6/1/2004             90        0-29
  33883117   5/1/2004   4/1/2034          358    187000    186537.45       7   1,244.12   6/1/2004    80.60344828        0-29
  33116203   5/1/2004   4/1/2034   12/24/1900     88750     88551.15     7.5     620.56   5/1/2004      3/22/1900        0-29
  33623836   5/1/2004   4/1/2034          358    118750    118399.83   6.375     740.85   6/1/2004             95        0-29
  33911108   5/1/2004   4/1/2034          358    119700       119700     6.5     648.38   6/1/2004             90        0-29
  33983040   5/1/2004   4/1/2034          358     88800        88800   6.875     508.75   6/1/2004             80        0-29
  33984295   5/1/2004   4/1/2034          357    261250       261250       7   1,523.96   7/1/2004             95        0-29
  33555509   5/1/2004   4/1/2034          358    168000    167994.99   5.625     787.50   6/1/2004             80        0-29
  33622747   5/1/2004   4/1/2034          357     72900     72736.68     7.5     509.73   7/1/2004             90        0-29
  33724915   5/1/2004   4/1/2034          358    295200       295200    5.25   1,291.50   6/1/2004             80        0-29
  33471673   5/1/2004   4/1/2034          358    258750       258750   5.875   1,266.80   6/1/2004             75        0-29
  33169368   5/1/2004   4/1/2034          358    111600       111600    5.99     557.07   6/1/2004             90        0-29
  33578071   5/1/2004   4/1/2034          358    253600    253539.24    5.75   1,215.17   6/1/2004             80        0-29
  33818477   5/1/2004   4/1/2034          358     74000        74000   6.875     423.96   6/1/2004             80        0-29
  33575994   5/1/2004   4/1/2034          358    137600       137600       6     688.00   6/1/2004             80        0-29
  33554346   5/1/2004   4/1/2034          358    308000    307053.31   5.875   1,821.94   6/1/2004    73.68421053        0-29
  33111154   5/1/2004   4/1/2034          358     57500     57357.78       7     382.55   6/1/2004           62.5        0-29
  33329574   5/1/2004   4/1/2034          358    266400       266400    5.75   1,276.50   6/1/2004    79.99039154        0-29
  33621319   5/1/2004   4/1/2034          358     99200        99200     6.5     537.33   6/1/2004             80        0-29
  33349283   5/1/2004   4/1/2034          358    123900       123900   5.875     606.59   6/1/2004    79.93548387        0-29
  33712167   5/1/2004   4/1/2034          358     77350     77200.99    8.25     581.11   6/1/2004             85        0-29
  34045781   5/1/2004   4/1/2034          358    106400       106400   6.125     543.08   6/1/2004             80        0-29
  33537275   5/1/2004   4/1/2034          358    103800    103594.89   8.125     770.72   6/1/2004    76.88888889        0-29
  33168972   5/1/2004   4/1/2034          358    112000    111778.71   8.125     831.60   6/1/2004             80        0-29
  33813072   5/1/2004   4/1/2034          358    188000       188000   5.625     881.25   6/1/2004             80        0-29
  33815101   5/1/2004   4/1/2034          358     81060        81060   6.875     464.41   6/1/2004    79.99921047        0-29
  33494170   5/1/2004   4/1/2034          359    172500       172500   5.625     808.59   5/1/2004    73.09322034        0-29
  33829946   5/1/2004   4/1/2034          358    224000       224000    5.25     980.00   6/1/2004             80        0-29
  33533852   5/1/2004   4/1/2034          358    107100    106897.94   8.375     814.04   6/1/2004             90        0-29
  33535857   6/1/2004   5/1/2034          359     40000     39953.79    8.75     314.69   6/1/2004             80        0-29
  33260373   5/1/2004   4/1/2034          358    190000       190000    5.99     948.42   6/1/2004    73.07692308        0-29
  33842733   5/1/2004   4/1/2034          359     90950     90756.17    7.75     651.58   5/1/2004             85        0-29
  33965799   5/1/2004   4/1/2034          358    255400       255400    5.25   1,117.38   6/1/2004    79.99624137        0-29
  33493982   5/1/2004   4/1/2034          358    269500       269500   5.875   1,319.43   6/1/2004             70        0-29
  31141526   5/1/2004   4/1/2034          358    104000    103781.99   7.875     754.08   6/1/2004             80        0-29
  33617465   5/1/2004   4/1/2034          358    109500       109500       6     547.50   6/1/2004     79.9853908        0-29
  33114455   5/1/2004   4/1/2034          357    159500     159443.8       7     930.42   7/1/2004    87.63736264        0-29
  33520610   5/1/2004   4/1/2034          357    288000       288000    5.25   1,260.00   7/1/2004             80        0-29
  33768060   5/1/2004   4/1/2034          358    292000    291276.31    6.99   1,940.73   6/1/2004    84.63768116        0-29
  33735143   5/1/2004   4/1/2034          358    190000    189469.24   6.375   1,185.36   6/1/2004    69.09090909        0-29
  32678187   5/1/2004   4/1/2034          358     32000     31924.64    7.25     218.30   6/1/2004             80        0-29
  34044552   5/1/2004   4/1/2034          358    117300     116973.5    7.25     800.20   6/1/2004            100        0-29
  33709148   5/1/2004   4/1/2034          358    202000       202000   7.875   1,325.63   6/1/2004    82.44897959        0-29
  33470105   5/1/2004   4/1/2034          358    256000       256000    5.75   1,226.67   6/1/2004             80        0-29
  33169871   5/1/2004   4/1/2034          359    136000    135629.14     6.5     859.62   5/1/2004    87.74193548        0-29
  33171000   5/1/2004   4/1/2034          358     49700     49585.84   7.375     343.27   6/1/2004             70        0-29
  33710708   5/1/2004   4/1/2034          358     34100     34020.44     7.5     238.44   6/1/2004    94.98607242        0-29
  33598202   5/1/2004   4/1/2034          359    120000       120000   6.625     662.50   5/1/2004             80        0-29
  33842279   5/1/2004   4/1/2034          357    156750       156750   6.375     832.73   7/1/2004             95        0-29
  32918781   5/1/2004   4/1/2034          358    104800       104800   5.875     513.08   6/1/2004    79.97924203        0-29
  33618612   5/1/2004   4/1/2034          358    128800       128800   6.125     657.42   6/1/2004             80        0-29
  33811746   5/1/2004   4/1/2034          358     80910     80716.95    7.75     579.65   6/1/2004             90        0-29
  33736018   5/1/2004   4/1/2034          358    192000       192000   5.875     940.00   6/1/2004             80        0-29
  33495052   5/1/2004   4/1/2034          358    247000       247000     6.5   1,337.92   6/1/2004             95        0-29
  33741554   5/1/2004   4/1/2034          358    199750    199231.13    6.75   1,295.58   6/1/2004             85        0-29
  32678591   5/1/2004   4/1/2034          358     56800        56800   6.375     301.75   6/1/2004             80        0-29

                              INITIAL                     PREPAYMENT                                        FIRST RATE   RATE RESET
  LOANID     INDEX   MARGIN     CAP     FLOOR   CEILING      TERM              PREPAYMENT PENALTY           RESET DATE    FREQUENCY
-----------------------------------------------------------------------------------------------------------------------------------
  33624156    6ML        6       3          8       14    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
4000123481    6ML    5.375       3       6.25    12.25    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33112350    6ML    4.625       3          6       12    1/24/1900    min (2% prepaid, 60 days interest)     4/1/2006           6
4000112743    6ML        7       3       7.25    13.25     2/5/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33947938    6ML     4.75       3      6.375   12.375    1/12/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33533290    6ML    4.875       3      5.875   11.875    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33710724    6ML        6       3       7.75    13.75    1/12/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33116799    6ML    5.375       3      6.625   12.625     2/5/1900    min (2% prepaid, 60 days interest)     4/1/2006           6
  33907668    6ML      7.5       3      8.875   14.875    1/12/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33883117    6ML    5.625       3          7       13    1/24/1900    6 mo.s interest less 20% obal          4/1/2009           6
  33116203    6ML    6.375       3        7.5     13.5           24    min (2% prepaid, 60 days interest)     4/1/2006    1/6/1900
  33623836    6ML     5.25       3      6.375   12.375     2/5/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2009           6
  33911108    6ML     5.75       3        6.5     12.5    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33983040    6ML    5.625       3      6.875   12.875    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33984295    6ML     6.25       3          7       13    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33555509    6ML    3.875       3      5.625   11.625    1/24/1900    6 mo.s interest less 20% obal          4/1/2009           6
  33622747    6ML    6.625       3        7.5     13.5     2/5/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33724915    6ML     4.25       3       5.25    11.25    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33471673    6ML     3.75       3      5.875   11.875     2/5/1900    6 mo.s interest less 20% obal          4/1/2009           6
  33169368    6ML    5.125       3       5.99    11.99     2/5/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33578071    6ML     3.75       3       5.75    11.75    1/12/1900    6 mo.s interest less 20% obal          4/1/2009           6
  33818477    6ML      5.5       3      6.875   12.875     1/0/1900    None                                   4/1/2006           6
  33575994    6ML    4.375       3          6       12    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33554346    6ML      4.5       3      5.875   11.875    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33111154    6ML    5.625       3          7       13     2/5/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33329574    6ML      4.5       3       5.75    11.75    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33621319    6ML     5.25       3        6.5     12.5    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33349283    6ML        4       3      5.875   11.875     1/0/1900    None                                   4/1/2006           6
  33712167    6ML    6.875       3       8.25    14.25    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  34045781    6ML    4.375       3      6.125   12.125     2/5/1900    6 mo.s interest less 20% obal          4/1/2009           6
  33537275    6ML      6.5       3      8.125   14.125    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33168972    6ML      6.5       3      8.125   14.125    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33813072    6ML      4.5       3      5.625   11.625     1/0/1900    None                                   4/1/2006           6
  33815101    6ML      5.5       3      6.875   12.875     1/0/1900    None                                   4/1/2006           6
  33494170    6ML    4.375       3      5.625   11.625     2/5/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33829946    6ML    3.625       3       5.25    11.25     2/5/1900    6 mo.s interest less 20% obal          4/1/2009           6
  33533852    6ML    6.875       3      8.375   14.375    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33535857    6ML    7.375       3       8.75    14.75    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  33260373    6ML    3.875       3       5.99    11.99     2/5/1900    6 mo.s interest less 20% obal          4/1/2009           6
  33842733    6ML     4.75       3       7.75    13.75    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33965799    6ML    4.125       3       5.25    11.25    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33493982    6ML      3.5       3      5.875   11.875     2/5/1900    6 mo.s interest less 20% obal          4/1/2009           6
  31141526    6ML      6.5       3      7.875   13.875    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33617465    6ML    4.125       3          6       12     2/5/1900    6 mo.s interest less 20% obal          4/1/2009           6
  33114455    6ML     6.25       3          7       13     2/5/1900    min (2% prepaid, 60 days interest)     4/1/2006           6
  33520610    6ML     3.75       3       5.25    11.25    1/12/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33768060    6ML    4.625       3       6.99    12.99     1/0/1900    None                                   4/1/2006           6
  33735143    6ML    5.125       3      6.375   12.375    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  32678187    6ML    6.125       3       7.25    13.25    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  34044552    6ML        5       3       7.25    13.25    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33709148    6ML      6.5       3      7.875   13.875    1/12/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33470105    6ML    4.375       3       5.75    11.75    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33169871    6ML        6       3        6.5     12.5     2/5/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33171000    6ML     5.25       3      7.375   13.375    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33710708    6ML     6.75       3        7.5     13.5    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33598202    6ML    5.375       3      6.625   12.625    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33842279    6ML    5.625       3      6.375   12.375    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  32918781    6ML     4.25       3      5.875   11.875    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33618612    6ML    4.875       3      6.125   12.125    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33811746    6ML    5.625       3       7.75    13.75     1/0/1900    None                                   4/1/2006           6
  33736018    6ML     4.25       3      5.875   11.875     2/5/1900    6 mo.s interest less 20% obal          4/1/2009           6
  33495052    6ML      5.5       3        6.5     12.5    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33741554    6ML    5.875       3       6.75    12.75    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  32678591    6ML    5.125       3      6.375   12.375    1/24/1900    2% prepaid                             4/1/2006           6

              PAYMENT
               RESET
  LOANID     FREQUENCY    PURPOSE   DIV   IO   IOTERM
-----------------------------------------------------
  33624156       6       C/O Refi   N     N       0
4000123481       6       Purchase   N     N       0
  33112350       6       Purchase   N     Y      60
4000112743       6       C/O Refi   N     N       0
  33947938       6       C/O Refi   N     Y      60
  33533290       6       C/O Refi   N     N       0
  33710724       6       C/O Refi   N     N       0
  33116799       6       R/T Refi   N     Y      60
  33907668       6       Purchase   N     N       0
  33883117       6       R/T Refi   N     N       0
  33116203       6       C/O Refi   N     N       0
  33623836       6       C/O Refi   N     N       0
  33911108       6       Purchase   N     Y      60
  33983040       6       Purchase   N     Y      60
  33984295       6       Purchase   N     Y      60
  33555509       6       Purchase   N     Y      60
  33622747       6       C/O Refi   N     N       0
  33724915       6       Purchase   N     Y      60
  33471673       6       C/O Refi   N     Y      60
  33169368       6       C/O Refi   N     Y      60
  33578071       6       Purchase   N     Y      60
  33818477       6       Purchase   N     Y      60
  33575994       6       C/O Refi   N     Y      60
  33554346       6       R/T Refi   N     N       0
  33111154       6       R/T Refi   N     N       0
  33329574       6       Purchase   N     Y      60
  33621319       6       Purchase   N     Y      60
  33349283       6       R/T Refi   N     Y      60
  33712167       6       C/O Refi   N     N       0
  34045781       6       Purchase   N     Y      60
  33537275       6       C/O Refi   N     N       0
  33168972       6       C/O Refi   N     N       0
  33813072       6       Purchase   N     Y      60
  33815101       6       Purchase   N     Y      60
  33494170       6       C/O Refi   N     Y      60
  33829946       6       Purchase   N     Y      60
  33533852       6       C/O Refi   N     N       0
  33535857       6       Purchase   N     N       0
  33260373       6       C/O Refi   N     Y      60
  33842733       6       Purchase   N     N       0
  33965799       6       Purchase   N     Y      60
  33493982       6       C/O Refi   N     Y      60
  31141526       6       Purchase   N     N       0
  33617465       6       C/O Refi   N     Y      60
  33114455       6       C/O Refi   N     Y      60
  33520610       6       Purchase   N     Y      60
  33768060       6       C/O Refi   N     N       0
  33735143       6       C/O Refi   N     N       0
  32678187       6       Purchase   N     N       0
  34044552       6       Purchase   N     N       0
  33709148       6       C/O Refi   N     Y      60
  33470105       6       Purchase   N     Y      60
  33169871       6       C/O Refi   N     N       0
  33171000       6       C/O Refi   N     N       0
  33710708       6       Purchase   N     N       0
  33598202       6       Purchase   N     Y      60
  33842279       6       R/T Refi   N     Y      60
  32918781       6       Purchase   N     Y      60
  33618612       6       Purchase   N     Y      60
  33811746       6       Purchase   N     N       0
  33736018       6       Purchase   N     Y      60
  33495052       6       C/O Refi   N     Y      60
  33741554       6       C/O Refi   N     N       0
  32678591       6       Purchase   N     Y      60

                                     D-1-33

                                                                PROPERTY                                ORIGINAL    ORIGINATION
  LOANID                CITY              ZIP    STATE            TYPE                OCCUPANCY           TERM          DATE
-------------------------------------------------------------------------------------------------------------------------------
  33349440   DURHAM                      27713     NC    PUD                      Owner Occupied       12/25/1900    3/30/2004
  33520297   SAN BERNARDINO              92407     CA    Single Family            Owner Occupied       12/25/1900    3/26/2004
  33576463   HILLSBORO                   97123     OR    PUD                      Owner Occupied       12/25/1900    3/16/2004
  33787185   BRENTWOOD                   94513     CA    PUD                      Owner Occupied       12/25/1900    3/22/2004
  34102459   LONG BEACH                  90807     CA    Condo                    Owner Occupied       12/25/1900    3/22/2004
  32720476   BUCKLEY                     98321     WA    PUD                      Owner Occupied       12/25/1900    3/26/2004
  33491028   STOCKTON                    95219     CA    PUD                      Owner Occupied       12/25/1900    3/19/2004
  33708975   CHICAGO                     60644     IL    Multi Family - 3 Units   Owner Occupied       12/25/1900    3/25/2004
  32967218   WICHITA                     67206     KS    PUD                      Owner Occupied       12/25/1900    3/25/2004
  33574948   CASCADE LOCKS               97014     OR    Single Family            Non-Owner Occupied   12/25/1900    3/26/2004
  33687054   NORTH LAS VEGAS             89030     NV    Single Family            Owner Occupied       12/25/1900    3/23/2004
  33764069   GREENVILLE                  12042     NY    Single Family            Owner Occupied       12/25/1900    3/31/2004
  33982596   PLANTATION                  33317     FL    Condo >4                 Owner Occupied       12/25/1900    3/29/2004
  33349929   DENVER                      28037     NC    Single Family            Owner Occupied       12/25/1900    3/24/2004
  31141112   DE GRAFF                    43318     OH    Single Family            Owner Occupied       12/25/1900    3/26/2004
  33808106   GERMANTOWN                  38138     TN    Single Family            Owner Occupied       12/25/1900    3/22/2004
  33434994   DALLAS                      75214     TX    Single Family            Owner Occupied       12/25/1900    3/30/2004
  33842287   WEST JORDAN                 84084     UT    Single Family            Owner Occupied       12/25/1900    3/25/2004
  33559832   TEMECULA                    92592     CA    PUD                      Owner Occupied       12/25/1900    3/25/2004
  33830415   HIGHLAND                    92346     CA    Single Family            Owner Occupied       12/25/1900    3/25/2004
  33616020   JACKSONVILLE                32277     FL    PUD                      Owner Occupied       12/25/1900    3/30/2004
  33491911   COTTONWOOD                  96022     CA    PUD                      Owner Occupied       12/25/1900    3/16/2004
  33529082   ALIQUIPPA                   15001     PA    Single Family            Owner Occupied       12/25/1900    3/26/2004
  33784182   OAKLAND                     94602     CA    Condo                    Owner Occupied       12/25/1900    3/17/2004
  33909417   SARASOTA                    34243     FL    Single Family            Owner Occupied       12/25/1900    3/31/2004
  33287947   BAKERSFIELD                 93306     CA    Single Family            Owner Occupied       12/25/1900    3/26/2004
  34045559   LAMPASAS                    76550     TX    Single Family            Owner Occupied       12/25/1900    3/25/2004
  32678773   DAVISBURG                   48350     MI    Single Family            Owner Occupied       12/25/1900    3/23/2004
  33816240   SMYRNA                      30082     GA    PUD                      Owner Occupied       12/25/1900    3/30/2004
  33346511   KURE BEACH                  28449     NC    PUD                      Owner Occupied       12/25/1900    3/23/2004
  33555533   PLACERVILLE                 95667     CA    Multi Family - 2 Units   Non-Owner Occupied   12/25/1900    3/12/2004
  33431735   AUSTIN                      78704     TX    Single Family            Owner Occupied       12/25/1900    3/25/2004
  33432295   AUSTIN                      78751     TX    Single Family            Owner Occupied       12/25/1900    3/25/2004
4000093618   GRAYSON                     30017     GA    Single Family            Owner Occupied       12/25/1900    3/19/2004
  33745191   BELLEVUE                    98007     WA    Single Family            Owner Occupied       12/25/1900    3/29/2004
  33040668   WASHINGTON                  20032     DC    Single Family            Owner Occupied       12/25/1900    3/30/2004
  33347071   GRIFTON                     28530     NC    Single Family            Owner Occupied       12/25/1900    3/24/2004
  33434614   SANGER                      76266     TX    Single Family            Owner Occupied       12/25/1900    3/31/2004
  33946773   ESCONDIDO                   92027     CA    PUD                      Non-Owner Occupied   12/25/1900    3/25/2004
  33803453   RIPLEY                      38063     TN    Single Family            Owner Occupied       12/25/1900    3/26/2004
  33905951   DELTONA                     32725     FL    Single Family            Owner Occupied       12/25/1900    3/30/2004
  33538687   MC KEES ROCKS               15136     PA    Single Family            Owner Occupied       12/25/1900    3/20/2004
  33449323   HELLERTOWN                  18055     PA    Single Family            Owner Occupied       12/25/1900    3/30/2004
  33842568   SALT LAKE CITY              84117     UT    Condo                    Owner Occupied       12/25/1900    3/26/2004
  33882838   GAITHERSBURG                20879     MD    Condo                    Owner Occupied       12/25/1900    3/26/2004
  33827742   BEAUMONT                    92223     CA    Single Family            Owner Occupied       12/25/1900    3/24/2004
  33319336   AURORA                      80017     CO    Single Family            Owner Occupied       12/25/1900    3/26/2004
  33623919   FOWLERVILLE                 48836     MI    Single Family            Owner Occupied       12/25/1900    3/26/2004
  33822966   RIVERSIDE                   92509     CA    PUD                      Owner Occupied       12/25/1900    3/25/2004
4000124497   MILWAUKEE                   53226     WI    Single Family            Owner Occupied       12/25/1900    3/15/2004
  33096199   NEW BRITAIN                  6053     CT    Condo                    Owner Occupied       12/25/1900    3/25/2004
  33366832   GARDEN CITY                 48135     MI    Single Family            Owner Occupied       12/25/1900    3/30/2004
  33541137   GRAYSON                     41143     KY    Single Family            Owner Occupied       12/25/1900     4/1/2004
  33764077   SCHENECTADY                 12306     NY    Multi Family - 2 Units   Non-Owner Occupied   12/25/1900    3/25/2004
  33230814   LAS VEGAS                   89149     NV    PUD                      Owner Occupied       12/25/1900    3/22/2004
  33817461   COLUMBUS                    31907     GA    Single Family            Owner Occupied       12/25/1900    3/31/2004
  33451634   EGG HARBOR TOWNSHIP          8234     NJ    Single Family            Owner Occupied       12/25/1900    3/25/2004
4000109366   PUNTA GORDA                 33950     FL    Single Family            Owner Occupied       12/25/1900    3/26/2004
  33600388   HOUSTON                     77064     TX    PUD                      Owner Occupied       12/25/1900    3/29/2004
  33579269   SISTERS                     97759     OR    PUD                      Owner Occupied       12/25/1900    3/24/2004
  33826538   LAKE ELSINORE               92532     CA    PUD                      Non-Owner Occupied   12/25/1900    3/26/2004
  33830563   HEMET                       92544     CA    Single Family            Owner Occupied       12/25/1900    3/22/2004
  33599739   HOUSTON                     77084     TX    PUD                      Owner Occupied       12/25/1900    3/31/2004
  33491333   ELK GROVE                   95758     CA    Condo                    Owner Occupied       12/25/1900    3/23/2004

                                                                                            PAID        ORIGINAL
               FIRST    MATURITY    REMAINING   ORIGINAL   SCHEDULED                        THRU     COMBINED LOAN       OTS
  LOANID     PAY DATE     DATE        TERM       BALANCE    BALANCE     RATE     P&I        DATE        TO VALUE     DELINQUENCY
--------------------------------------------------------------------------------------------------------------------------------
  33349440   5/1/2004   4/1/2034          358    134750       134750   6.125     687.79   6/1/2004    79.99406352        0-29
  33520297   5/1/2004   4/1/2034          358    226800       226800     7.5   1,417.50   6/1/2004             90        0-29
  33576463   5/1/2004   4/1/2034          358    135000       135000   6.125     689.06   6/1/2004    79.99241553        0-29
  33787185   5/1/2004   4/1/2034          358    262400       262400   5.125   1,120.67   6/1/2004    69.99199787        0-29
  34102459   5/1/2004   4/1/2034          358    120000       120000     6.5     650.00   6/1/2004             80        0-29
  32720476   5/1/2004   4/1/2034          358    245000       245000   6.875   1,403.65   6/1/2004           87.5        0-29
  33491028   5/1/2004   4/1/2034          358    220600    220599.75    5.25     965.13   6/1/2004    79.99622865        0-29
  33708975   5/1/2004   4/1/2034          358    216000    215551.11   7.875   1,566.15   6/1/2004             80        0-29
  32967218   5/1/2004   4/1/2034          358    115000    114722.01   7.125     774.78   6/1/2004    84.99693272        0-29
  33574948   5/1/2004   4/1/2034          358    162000       162000    6.25     843.75   6/1/2004             90        0-29
  33687054   5/1/2004   4/1/2034          359     76000        76000    6.25     395.83   5/1/2004             80        0-29
  33764069   5/1/2004   4/1/2034          358    128250    128032.69   8.875   1,020.42   6/1/2004             95        0-29
  33982596   5/1/2004   4/1/2034          358     75000     74855.52    8.25     563.46   6/1/2004            100        0-29
  33349929   5/1/2004   4/1/2034          356    178500    178069.21   7.125   1,202.59   8/1/2004             85        0-29
  31141112   5/1/2004   4/1/2034          358    246050    245456.18   7.125   1,657.69   6/1/2004    84.99136442        0-29
  33808106   5/1/2004   4/1/2034          358    182400       182400   5.875     893.00   6/1/2004             80        0-29
  33434994   5/1/2004   4/1/2034          358    265000    264406.29     7.5   1,852.92   6/1/2004            100        0-29
  33842287   5/1/2004   4/1/2034          358    128750    128688.64     5.5     590.10   6/1/2004    79.98384792        0-29
  33559832   5/1/2004   4/1/2034          358    292500       292500   6.625   1,614.84   6/1/2004             90        0-29
  33830415   5/1/2004   4/1/2034          358    330400       330400   5.875   1,617.58   6/1/2004             70        0-29
  33616020   5/1/2004   4/1/2034          358    179900       179900   6.875   1,030.68   6/1/2004    79.99110716        0-29
  33491911   5/1/2004   4/1/2034          358    199400     198823.6   7.125   1,343.40   6/1/2004    94.99761791        0-29
  33529082   5/1/2004   4/1/2034          357     73700     73513.17   6.875     484.16   7/1/2004    78.40425532        0-29
  33784182   5/1/2004   4/1/2034          358    276000     275919.5    5.25   1,207.50   6/1/2004             80        0-29
  33909417   5/1/2004   4/1/2034          358    119200       119200   5.625     558.75   6/1/2004             80        0-29
  33287947   5/1/2004   4/1/2034          358     91200        91200   6.125     465.50   6/1/2004             80        0-29
  34045559   5/1/2004   4/1/2034          358     67600     67411.16   6.375     421.74   6/1/2004             80        0-29
  32678773   5/1/2004   4/1/2034          358    130050    129817.98   8.625   1,011.52   6/1/2004             85        0-29
  33816240   5/1/2004   4/1/2034          358    192650    192646.46   5.375     862.91   6/1/2004     79.9908653        0-29
  33346511   5/1/2004   4/1/2034          358    299800       299800       7   1,748.83   6/1/2004    62.45833333        0-29
  33555533   5/1/2004   4/1/2034          358    233100       233100   6.375   1,238.34   6/1/2004             90        0-29
  33431735   5/1/2004   4/1/2034          358    188000       188000       6     940.00   6/1/2004             80        0-29
  33432295   5/1/2004   4/1/2034          358    161650    161187.46    6.25     995.31   6/1/2004            100        0-29
4000093618   5/1/2004   4/1/2034          358    171000       171000   6.625     944.06   6/1/2004             95        0-29
  33745191   5/1/2004   4/1/2034          358    220000       219989    5.25     962.50   6/1/2004             80        0-29
  33040668   5/1/2004   4/1/2034          359     82400        82400   6.625     454.92   5/1/2004             80        0-29
  33347071   5/1/2004   4/1/2034          356     85000     84948.96    7.75     548.96   8/1/2004    58.58028946        0-29
  33434614   5/1/2004   4/1/2034          358    109600       109600   6.875     627.92   6/1/2004             80        0-29
  33946773   5/1/2004   4/1/2034          358    245700       245700    6.75   1,382.06   6/1/2004             90        0-29
  33803453   5/1/2004   4/1/2034          358     82025     81854.54   7.875     594.74   6/1/2004             85        0-29
  33905951   5/1/2004   4/1/2034          358    127000    126775.23     6.5     687.92   6/1/2004    89.43661972        0-29
  33538687   5/1/2004   4/1/2034          358     53200     53097.51    8.25     399.68   6/1/2004     89.9408284        0-29
  33449323   5/1/2004   4/1/2034          358    160550    159886.85       7   1,068.15   6/1/2004             95        0-29
  33842568   5/1/2004   4/1/2034          358    116850    116490.82   5.875     691.22   6/1/2004             95        0-29
  33882838   5/1/2004   4/1/2034          358    100300    100057.95   7.125     675.74   6/1/2004             85        0-29
  33827742   5/1/2004   4/1/2034          358    192500       192500   5.875     942.45   6/1/2004    83.69565217        0-29
  33319336   5/1/2004   4/1/2034          358    168300    167958.95       8   1,234.93   6/1/2004             90        0-29
  33623919   5/1/2004   4/1/2034          358    156700    156272.68     6.5     990.46   6/1/2004    94.96969697        0-29
  33822966   5/1/2004   4/1/2034          358    200000    199841.97    6.25   1,041.67   6/1/2004    64.51612903        0-29
4000124497   5/1/2004   4/1/2034          358    138000    137658.66       7     918.12   6/1/2004    89.03225806        0-29
  33096199   5/1/2004   4/1/2034          358    101150    100905.88   7.125     681.47   6/1/2004    94.97652582        0-29
  33366832   5/1/2004   4/1/2034          357    117300    117296.14   6.125     598.72   7/1/2004     79.9591002        0-29
  33541137   5/1/2004   4/1/2034          358     62900     62762.54   7.625     445.21   6/1/2004             85        0-29
  33764077   5/1/2004   4/1/2034          358     31500     31198.55       8     231.14   6/1/2004             70        0-29
  33230814   5/1/2004   4/1/2034          358    196000       196000   4.875     796.25   6/1/2004             80        0-29
  33817461   5/1/2004   4/1/2034          358     60720        60720       7     354.20   6/1/2004             80        0-29
  33451634   5/1/2004   4/1/2034          358    301000       301000     7.5   1,881.25   6/1/2004    89.85074627        0-29
4000109366   5/1/2004   4/1/2034          358    108800    108473.44       6     652.31   6/1/2004             80        0-29
  33600388   5/1/2004   4/1/2034          358    128400    128399.99   6.625     708.88   6/1/2004             80        0-29
  33579269   5/1/2004   4/1/2034          358    184250       184250    4.75     729.32   6/1/2004    79.98697634        0-29
  33826538   5/1/2004   4/1/2034          358    267750       267750    6.75   1,506.09   6/1/2004    84.73101266        0-29
  33830563   5/1/2004   4/1/2034          357    224800       224800    5.75   1,077.17   7/1/2004             80        0-29
  33599739   5/1/2004   4/1/2034          356     77000        77000    6.75     433.13   8/1/2004    88.50574713        0-29
  33491333   5/1/2004   4/1/2034          358    207900    207899.99     5.5     952.88   6/1/2004    79.99230473        0-29

                              INITIAL                     PREPAYMENT                                        FIRST RATE   RATE RESET
  LOANID     INDEX   MARGIN     CAP     FLOOR   CEILING      TERM              PREPAYMENT PENALTY           RESET DATE    FREQUENCY
-----------------------------------------------------------------------------------------------------------------------------------
  33349440    6ML        5       3      6.125   12.125     1/0/1900    None                                   4/1/2006           6
  33520297    6ML    5.875       3        7.5     13.5    1/12/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33576463    6ML     4.25       3      6.125   12.125     2/5/1900    6 mo.s interest less 20% obal          4/1/2009           6
  33787185    6ML    3.375       3      5.125   11.125    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  34102459    6ML     4.75       3        6.5     12.5    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  32720476    6ML    6.125       3      6.875   12.875    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33491028    6ML    3.875       3       5.25    11.25    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33708975    6ML        6       3      7.875   13.875    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  32967218    6ML    6.375       3      7.125   13.125    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33574948    6ML      4.5       3       6.25    12.25     1/0/1900    None                                   4/1/2006           6
  33687054    6ML    4.375       3       6.25    12.25    1/24/1900    6 mo.s interest less 20% obal          4/1/2009           6
  33764069    6ML    5.875       3      8.875   14.875     1/0/1900    None                                   4/1/2007           6
  33982596    6ML     5.25       3       8.25    14.25    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33349929    6ML    5.875       3      7.125   13.125     1/0/1900    None                                   4/1/2007           6
  31141112    6ML    6.625       3      7.125   13.125    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33808106    6ML    3.875       3      5.875   11.875    1/24/1900    6 mo.s interest less 20% obal          4/1/2009           6
  33434994    6ML    5.125       3        7.5     13.5     1/0/1900    None                                   4/1/2006           6
  33842287    6ML     4.25       3        5.5     11.5    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33559832    6ML    5.625       3      6.625   12.625    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33830415    6ML    4.625       3      5.875   11.875    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33616020    6ML     5.75       3      6.875   12.875    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33491911    6ML      5.5       3      7.125   13.125    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33529082    6ML        5       3      6.875   12.875    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33784182    6ML    3.625       3       5.25    11.25    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33909417    6ML     3.75       3      5.625   11.625     2/5/1900    6 mo.s interest less 20% obal          4/1/2009           6
  33287947    6ML    4.375       3      6.125   12.125    1/24/1900    6 mo.s interest less 20% obal          4/1/2009           6
  34045559    6ML    4.875       3      6.375   12.375     1/0/1900    None                                   4/1/2006           6
  32678773    6ML    7.125       3      8.625   14.625    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33816240    6ML    3.625       3      5.375   11.375     1/0/1900    None                                   4/1/2009           6
  33346511    6ML     5.25       3          7       13     1/0/1900    None                                   4/1/2006           6
  33555533    6ML    4.875       3      6.375   12.375    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33431735    6ML      4.5       3          6       12     1/0/1900    None                                   4/1/2006           6
  33432295    6ML        5       3       6.25    12.25    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
4000093618    6ML    5.625       3      6.625   12.625     1/0/1900    None                                   4/1/2009           6
  33745191    6ML    4.125       3       5.25    11.25    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33040668    6ML    5.375       3      6.625   12.625    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33347071    6ML      5.5       3       7.75    13.75     1/0/1900    None                                   4/1/2009           6
  33434614    6ML    5.625       3      6.875   12.875    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33946773    6ML     4.75       3       6.75    12.75     1/0/1900    None                                   4/1/2006           6
  33803453    6ML      6.5       3      7.875   13.875    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33905951    6ML    5.625       3        6.5     12.5     2/5/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33538687    6ML      5.5       3       8.25    14.25    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33449323    6ML    6.625       3          7       13    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33842568    6ML        5       3      5.875   11.875    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33882838    6ML     5.25       3      7.125   13.125    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33827742    6ML      4.5       3      5.875   11.875     2/5/1900    6 mo.s interest less 20% obal          4/1/2007           6
  33319336    6ML        7       3          8       14    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33623919    6ML     6.25       3        6.5     12.5     2/5/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33822966    6ML    4.625       3       6.25    12.25    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
4000124497    6ML    6.125       3          7       13     2/5/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33096199    6ML        6       3      7.125   13.125    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33366832    6ML     4.25       3      6.125   12.125     2/5/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2009           6
  33541137    6ML    6.375       3      7.625   13.625    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33764077    6ML      4.5       3          8       14     1/0/1900    None                                   4/1/2006           6
  33230814    6ML    3.875       3      4.875   10.875     2/5/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33817461    6ML     5.75       3          7       13     1/0/1900    None                                   4/1/2006           6
  33451634    6ML      6.5       3        7.5     13.5     1/0/1900    None                                   4/1/2006           6
4000109366    6ML    4.625       3          6       12    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33600388    6ML    5.375       3      6.625   12.625    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33579269    6ML      3.5       3       4.75    10.75    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33826538    6ML     4.25       3       6.75    12.75    1/12/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33830563    6ML    4.375       3       5.75    11.75    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33599739    6ML     5.75       3       6.75    12.75    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33491333    6ML        4       3        5.5     11.5     2/5/1900    6 mo.s interest less 20% obal          4/1/2009           6

              PAYMENT
               RESET
  LOANID     FREQUENCY    PURPOSE   DIV   IO   IOTERM
-----------------------------------------------------
  33349440       6       Purchase   N     Y      60
  33520297       6       C/O Refi   N     Y      60
  33576463       6       Purchase   N     Y      60
  33787185       6       Purchase   N     Y      60
  34102459       6       Purchase   N     Y      60
  32720476       6       Purchase   N     Y      60
  33491028       6       Purchase   N     Y      60
  33708975       6       C/O Refi   N     N       0
  32967218       6       Purchase   N     N       0
  33574948       6       Purchase   N     Y      60
  33687054       6       Purchase   N     Y      60
  33764069       6       Purchase   N     N       0
  33982596       6       Purchase   N     N       0
  33349929       6       C/O Refi   N     N       0
  31141112       6       Purchase   N     N       0
  33808106       6       C/O Refi   N     Y      60
  33434994       6       Purchase   N     N       0
  33842287       6       Purchase   N     Y      60
  33559832       6       C/O Refi   N     Y      60
  33830415       6       Purchase   N     Y      60
  33616020       6       Purchase   N     Y      60
  33491911       6       Purchase   N     N       0
  33529082       6       C/O Refi   N     N       0
  33784182       6       Purchase   N     Y      60
  33909417       6       Purchase   N     Y      60
  33287947       6       Purchase   N     Y      60
  34045559       6       C/O Refi   N     N       0
  32678773       6       R/T Refi   N     N       0
  33816240       6       Purchase   N     Y      60
  33346511       6       R/T Refi   N     Y      60
  33555533       6       Purchase   N     Y      60
  33431735       6       C/O Refi   N     Y      60
  33432295       6       Purchase   N     N       0
4000093618       6       C/O Refi   N     Y      60
  33745191       6       Purchase   N     Y      60
  33040668       6       Purchase   N     Y      60
  33347071       6       C/O Refi   N     Y      60
  33434614       6       Purchase   N     Y      60
  33946773       6       Purchase   N     Y      60
  33803453       6       C/O Refi   N     N       0
  33905951       6       Purchase   N     Y      60
  33538687       6       Purchase   N     N       0
  33449323       6       Purchase   N     N       0
  33842568       6       Purchase   N     N       0
  33882838       6       Purchase   N     N       0
  33827742       6       R/T Refi   N     Y      60
  33319336       6       R/T Refi   N     N       0
  33623919       6       C/O Refi   N     N       0
  33822966       6       C/O Refi   N     Y      60
4000124497       6       C/O Refi   N     N       0
  33096199       6       Purchase   N     N       0
  33366832       6       Purchase   N     Y      60
  33541137       6       Purchase   N     N       0
  33764077       6       C/O Refi   N     N       0
  33230814       6       Purchase   N     Y      60
  33817461       6       Purchase   N     Y      60
  33451634       6       C/O Refi   N     Y      60
4000109366       6       C/O Refi   N     N       0
  33600388       6       Purchase   N     Y      60
  33579269       6       Purchase   N     Y      60
  33826538       6       C/O Refi   N     Y      60
  33830563       6       Purchase   N     Y      60
  33599739       6       Purchase   N     Y      60
  33491333       6       Purchase   N     Y      60

                                     D-1-34

                                                                PROPERTY                                ORIGINAL    ORIGINATION
  LOANID                CITY              ZIP    STATE            TYPE                OCCUPANCY           TERM          DATE
-------------------------------------------------------------------------------------------------------------------------------
  32673741   JACKSON                     49203     MI    Single Family            Owner Occupied       12/25/1900    3/26/2004
  33882259   WOODBRIDGE                  22192     VA    PUD                      Owner Occupied       12/25/1900    3/23/2004
  33817933   DULUTH                      30096     GA    Single Family            Owner Occupied       12/25/1900    3/31/2004
  33964289   AURORA                      80013     CO    PUD                      Owner Occupied       12/25/1900    3/29/2004
  33904962   TAMPA                       33603     FL    Single Family            Owner Occupied       12/25/1900    3/31/2004
  33370099   ROSEVILLE                   48066     MI    Single Family            Owner Occupied       12/25/1900    3/24/2004
  33964834   AURORA                      80015     CO    PUD                      Owner Occupied       12/25/1900    3/24/2004
  33290156   RIVERBANK                   95367     CA    Single Family            Owner Occupied       12/25/1900    3/18/2004
  33709361   CHICAGO                     60617     IL    Single Family            Owner Occupied       12/25/1900    3/23/2004
  33787896   MANTECA                     95337     CA    Single Family            Owner Occupied       12/25/1900    3/25/2004
  33470394   LOMPOC                      93436     CA    Single Family            Owner Occupied       12/25/1900    3/17/2004
  33706565   SWANTON                     43558     OH    Single Family            Owner Occupied       12/25/1900    3/26/2004
  33766072   DERBY                       14047     NY    Multi Family - 2 Units   Owner Occupied       12/25/1900    3/26/2004
  33540915   LEXINGTON                   40609     KY    Single Family            Owner Occupied       12/25/1900    3/31/2004
  33116310   CAMBRIDGE                   55008     MN    Single Family            Owner Occupied       12/25/1900    3/30/2004
  33742685   SPANAWAY                    98387     WA    Single Family            Owner Occupied       12/25/1900    3/29/2004
  33515685   LITTLEROCK                  93543     CA    Single Family            Owner Occupied       12/25/1900     3/8/2004
  33827783   HEMET                       92544     CA    Single Family            Owner Occupied       12/25/1900    3/26/2004
  33614702   PALM COAST                  32137     FL    PUD                      Owner Occupied       12/25/1900    3/22/2004
  33828583   YUCIAPA                     92399     CA    Single Family            Owner Occupied       12/25/1900    3/24/2004
  33606500   LEHIGH ACRES                33971     FL    Single Family            Owner Occupied       12/25/1900    3/30/2004
  33709064   FORT WAYNE                  46815     IN    Single Family            Owner Occupied       12/25/1900    3/22/2004
  32495525   LOS ANGELES                 90293     CA    Condo                    Owner Occupied       12/25/1900    3/16/2004
  33813965   MARIETTA                    30062     GA    Single Family            Owner Occupied       12/25/1900    3/25/2004
  33466368   LANCASTER                   93535     CA    Single Family            Owner Occupied       12/25/1900    3/17/2004
  33575945   FAIRVIEW                    97024     OR    PUD                      Owner Occupied       12/25/1900    3/23/2004
  33348194   DURHAM                      27713     NC    PUD                      Owner Occupied       12/25/1900    3/24/2004
  33738055   LONG BEACH                  90805     CA    Single Family            Owner Occupied       12/25/1900    3/10/2004
  33490863   MANTECA                     95336     CA    Single Family            Owner Occupied       12/25/1900    3/23/2004
  33984360   ROYAL PALM BEACH            33411     FL    PUD                      Owner Occupied       12/25/1900    3/31/2004
  33624339   WATERFORD                   48329     MI    Single Family            Owner Occupied       12/25/1900    3/26/2004
  33536582   CINCINNATI                  45236     OH    Single Family            Owner Occupied       12/25/1900    3/31/2004
  33080458   ROCKLIN                     95765     CA    Single Family            Owner Occupied       12/25/1900    3/18/2004
  33215617   GLENDALE                    85303     AZ    PUD                      Owner Occupied       12/25/1900    3/23/2004
  33217027   TUCSON                      85719     AZ    PUD                      Owner Occupied       12/25/1900    3/24/2004
  33472689   BAKERSFIELD                 93312     CA    Single Family            Owner Occupied       12/25/1900    3/24/2004
  33553009   ESCONDIDO                   92027     CA    Single Family            Owner Occupied       12/25/1900    3/25/2004
  33623414   SWARTZ CREEK                48473     MI    Single Family            Owner Occupied       12/25/1900    3/26/2004
  33113143   MASON CITY                  50401     IA    Single Family            Owner Occupied       12/25/1900    3/23/2004
  33537218   CINCINNATI                  45240     OH    Single Family            Owner Occupied       12/25/1900    3/30/2004
  33815135   ALPHARETTA                  30022     GA    PUD                      Owner Occupied       12/25/1900    3/31/2004
  33903485   ORLANDO                     32828     FL    PUD                      Owner Occupied       12/25/1900    3/23/2004
  33738147   ANAHEIM                     92801     CA    Single Family            Owner Occupied       12/25/1900    3/26/2004
  33114281   PLYMOUTH                    55447     MN    Single Family            Owner Occupied       12/25/1900    3/25/2004
  32720179   BELLINGHAM                  98229     WA    Single Family            Owner Occupied       12/25/1900    3/18/2004
  33822164   STOCKTON                    95205     CA    Single Family            Owner Occupied       12/25/1900    3/17/2004
4000081850   SANTA CLARITA               91355     CA    Condo                    Owner Occupied       12/25/1900    3/17/2004
  33945767   LAS VEGAS                   89123     NV    PUD                      Owner Occupied       12/25/1900    3/25/2004
  33599762   MONROE                      71203     LA    Single Family            Owner Occupied       12/25/1900    3/24/2004
  33578410   CLACKAMAS                   97015     OR    PUD                      Owner Occupied       12/25/1900    3/26/2004
  33599069   HOUSTON                     77084     TX    PUD                      Owner Occupied       12/25/1900     4/1/2004
  34082792   ONTARIO                     91762     CA    Single Family            Owner Occupied       12/25/1900    3/25/2004
  33417551   HESPERIA                    92345     CA    Single Family            Owner Occupied       12/25/1900     3/4/2004
  33687989   CERES                       95307     CA    Single Family            Owner Occupied       12/25/1900    3/19/2004
  33828013   CORONA                      92882     CA    Single Family            Owner Occupied       12/25/1900    3/25/2004
  33520388   LOS ANGELES                 90022     CA    Single Family            Owner Occupied       12/25/1900    3/23/2004
  33598236   MISSOURI CITY               77459     TX    PUD                      Owner Occupied       12/25/1900    3/25/2004
  33621160   MELBOURNE                   32935     FL    PUD                      Owner Occupied       12/25/1900    3/26/2004
  34045823   FLOWER MOUND                75028     TX    PUD                      Owner Occupied       12/25/1900    3/31/2004
  32676488   RACINE                      53405     WI    Single Family            Owner Occupied       12/25/1900    3/25/2004
  33555822   POWAY                       92064     CA    Single Family            Owner Occupied       12/25/1900    3/22/2004
  33348251   GARNER                      27529     NC    Single Family            Owner Occupied       12/25/1900    3/29/2004
  33964420   LITTLETON                   80127     CO    Condo                    Owner Occupied       12/25/1900    3/31/2004
  33815309   MEMPHIS                     38127     TN    Single Family            Owner Occupied       12/25/1900    3/30/2004

                                                                                            PAID        ORIGINAL
               FIRST    MATURITY    REMAINING   ORIGINAL   SCHEDULED                        THRU     COMBINED LOAN       OTS
  LOANID     PAY DATE     DATE        TERM       BALANCE    BALANCE     RATE     P&I        DATE        TO VALUE     DELINQUENCY
--------------------------------------------------------------------------------------------------------------------------------
  32673741   5/1/2004   4/1/2034          358    296100       296085   7.875   1,943.16   6/1/2004             90        0-29
  33882259   5/1/2004   4/1/2034          358    274000       274000   5.875   1,341.46   6/1/2004    89.89501312        0-29
  33817933   5/1/2004   4/1/2034          357    137400    137043.09    6.75     891.18   7/1/2004    94.82401656        0-29
  33964289   5/1/2004   4/1/2034          358    212450    212404.63   5.125     907.34   6/1/2004    79.99834317        0-29
  33904962   5/1/2004   4/1/2034          358    109250       109250   5.375     489.35   6/1/2004             95        0-29
  33370099   5/1/2004   4/1/2034          357    132000    131631.27   6.375     823.51   7/1/2004    91.03448276        0-29
  33964834   5/1/2004   4/1/2034          358    245100       245100     6.5   1,327.63   6/1/2004             95        0-29
  33290156   5/1/2004   4/1/2034          358    210750       210750   5.625     987.89   6/1/2004     79.9925606        0-29
  33709361   5/1/2004   4/1/2034          358     91000     90769.32   6.875     597.81   6/1/2004             65        0-29
  33787896   5/1/2004   4/1/2034          358    228000    227989.62    5.75   1,092.50   6/1/2004             80        0-29
  33470394   5/1/2004   4/1/2034          358    240000       240000   5.125   1,025.00   6/1/2004             80        0-29
  33706565   5/1/2004   4/1/2034          359    141100     140799.3    7.75   1,010.86   5/1/2004             85        0-29
  33766072   5/1/2004   4/1/2034          358    115000    114715.54       7     765.10   6/1/2004    75.16339869        0-29
  33540915   5/1/2004   4/1/2034          358    103900       103900       6     519.50   6/1/2004    79.98460354        0-29
  33116310   5/1/2004   4/1/2034          358    144000       144000   5.625     675.00   6/1/2004             80        0-29
  33742685   5/1/2004   4/1/2034          357    115200       115200    4.75     456.00   7/1/2004             80        0-29
  33515685   5/1/2004   4/1/2034          358    163800    163364.04   6.625   1,048.83   6/1/2004             91        0-29
  33827783   5/1/2004   4/1/2034          358    180000    179958.23    6.25     937.50   6/1/2004             80        0-29
  33614702   5/1/2004   4/1/2034          358    324000       324000    6.75   1,822.50   6/1/2004             90        0-29
  33828583   5/1/2004   4/1/2034          358    222400       222400    6.75   1,251.00   6/1/2004             80        0-29
  33606500   5/1/2004   4/1/2034          357     84000     83834.03   8.125     623.70   7/1/2004             80        0-29
  33709064   5/1/2004   4/1/2034          358    113050       113050   7.375     694.79   6/1/2004             95        0-29
  32495525   5/1/2004   4/1/2034          358    216000       215528   7.625   1,528.84   6/1/2004           67.5        0-29
  33813965   5/1/2004   4/1/2034          358    116000       116000   7.375     712.92   6/1/2004    82.85714286        0-29
  33466368   5/1/2004   4/1/2034          358    180000       180000    6.25     937.50   6/1/2004             80        0-29
  33575945   5/1/2004   4/1/2034          358    122550    122145.73     5.5     695.83   6/1/2004    79.99347258        0-29
  33348194   5/1/2004   4/1/2034          357    145000    144690.39    7.75   1,038.80   7/1/2004    94.15584416        0-29
  33738055   5/1/2004   4/1/2034          358    280000    279970.83   5.875   1,370.83   6/1/2004             80        0-29
  33490863   5/1/2004   4/1/2034          358    288000       288000    5.99   1,437.60   6/1/2004             90        0-29
  33984360   5/1/2004   4/1/2034          358    321700       321700   6.375   1,709.03   6/1/2004     89.9797217        0-29
  33624339   5/1/2004   4/1/2034          358    197000    196475.66   6.625   1,261.42   6/1/2004    93.80952381        0-29
  33536582   5/1/2004   4/1/2034          357    104000    103726.69    6.75     674.55   7/1/2004             80        0-29
  33080458   5/1/2004   4/1/2034          358    311900    311899.66   5.875   1,527.01   6/1/2004    79.99487048        0-29
  33215617   5/1/2004   4/1/2034          358    116000       116000    6.75     652.50   6/1/2004    84.98168498        0-29
  33217027   5/1/2004   4/1/2034          358    148400       148400    5.75     711.08   6/1/2004             80        0-29
  33472689   5/1/2004   4/1/2034          358    145500       145500   5.625     682.03   6/1/2004    79.97581487        0-29
  33553009   5/1/2004   4/1/2034          358    323000       323000   6.375   1,715.94   6/1/2004             95        0-29
  33623414   5/1/2004   4/1/2034          358    130500    130177.22       7     868.22   6/1/2004             90        0-29
  33113143   5/1/2004   4/1/2034          358     97375     97270.17    6.75     547.73   6/1/2004             95        0-29
  33537218   5/1/2004   4/1/2034          358     82650     82455.39    7.25     563.82   6/1/2004             95        0-29
  33815135   5/1/2004   4/1/2034          358    150800    150462.14     7.5   1,054.42   6/1/2004             80        0-29
  33903485   5/1/2004   4/1/2034          359    243500       243500    6.99   1,418.39   5/1/2004    91.19850187        0-29
  33738147   5/1/2004   4/1/2034          358    328000    327061.44    6.25   2,019.56   6/1/2004             80        0-29
  33114281   5/1/2004   4/1/2034          358    284000       284000   4.625   1,094.58   6/1/2004             80        0-29
  32720179   5/1/2004   4/1/2034          357    202776    202166.19    5.99   1,214.45   7/1/2004             80        0-29
  33822164   5/1/2004   4/1/2034          358    183250       183250   6.625   1,011.69   6/1/2004    94.99740798        0-29
4000081850   5/1/2004   4/1/2034          358    293600       293600   5.125   1,253.92   6/1/2004             80        0-29
  33945767   5/1/2004   4/1/2034          357    195500    194953.87   6.375   1,219.67   7/1/2004             85        0-29
  33599762   5/1/2004   4/1/2034          358    243000       243000    7.25   1,468.13   6/1/2004             90        0-29
  33578410   5/1/2004   4/1/2034          358    176000       176000   4.625     678.33   6/1/2004             80        0-29
  33599069   6/1/2004   5/1/2034          359    129900    129710.79   7.625     919.43   6/1/2004            100        0-29
  34082792   5/1/2004   4/1/2034          357    220000       219999   5.875   1,077.08   7/1/2004             80        0-29
  33417551   5/1/2004   4/1/2034          358    219450    218982.32    7.75   1,572.17   6/1/2004    99.98177594        0-29
  33687989   5/1/2004   4/1/2034          357    199900       199900   5.625     937.03   7/1/2004     79.9919968        0-29
  33828013   5/1/2004   4/1/2034          358    115000    114975.72    6.75     646.88   6/1/2004    53.48837209        0-29
  33520388   5/1/2004   4/1/2034          358    242400       242400     4.5     909.00   6/1/2004             80        0-29
  33598236   5/1/2004   4/1/2034          357    161400    161088.65    8.25   1,212.55   7/1/2004    94.99705709        0-29
  33621160   5/1/2004   4/1/2034          358    114300    114250.19    7.75     738.19   6/1/2004             90        0-29
  34045823   5/1/2004   4/1/2034          358    174800    174334.75   6.625   1,119.27   6/1/2004             95        0-29
  32676488   5/1/2004   4/1/2034          358    114900       114900    7.25     694.19   6/1/2004    94.95867769        0-29
  33555822   5/1/2004   4/1/2034          357    261000       261000   6.625   1,440.94   7/1/2004             90        0-29
  33348251   5/1/2004   4/1/2034          357    157700    157377.86       8   1,157.15   7/1/2004            100        0-29
  33964420   5/1/2004   4/1/2034          358    119900       119900    5.75     574.52   6/1/2004    79.98665777        0-29
  33815309   5/1/2004   4/1/2034          358     42400     42307.34   7.625     300.11   6/1/2004             80        0-29

                              INITIAL                     PREPAYMENT                                        FIRST RATE   RATE RESET
  LOANID     INDEX   MARGIN     CAP     FLOOR   CEILING      TERM              PREPAYMENT PENALTY           RESET DATE    FREQUENCY
-----------------------------------------------------------------------------------------------------------------------------------
  32673741    6ML    6.625       3      7.875   13.875    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33882259    6ML    4.875       3      5.875   11.875    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33817933    6ML        6       3       6.75    12.75     1/0/1900    None                                   4/1/2006           6
  33964289    6ML        4       3      5.125   11.125    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33904962    6ML        5       3      5.375   11.375     2/5/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33370099    6ML    5.375       3      6.375   12.375     2/5/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2007           6
  33964834    6ML    5.125       3        6.5     12.5    1/12/1900    6 mo.s interest less 20% obal          4/1/2007           6
  33290156    6ML     4.25       3      5.625   11.625    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33709361    6ML    5.375       3      6.875   12.875    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33787896    6ML    4.625       3       5.75    11.75    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33470394    6ML     3.75       3      5.125   11.125    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33706565    6ML     6.25       3       7.75    13.75    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33766072    6ML    5.625       3          7       13     1/0/1900    None                                   4/1/2007           6
  33540915    6ML     4.75       3          6       12    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33116310    6ML    4.875       3      5.625   11.625     2/5/1900    min (2% prepaid, 60 days interest)     4/1/2006           6
  33742685    6ML      3.5       3       4.75    10.75    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33515685    6ML    6.125       3      6.625   12.625    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33827783    6ML    5.375       3       6.25    12.25    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33614702    6ML    5.375       3       6.75    12.75    1/12/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33828583    6ML      5.5       3       6.75    12.75     2/5/1900    6 mo.s interest less 20% obal          4/1/2007           6
  33606500    6ML     6.75       3      8.125   14.125    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33709064    6ML    6.125       3      7.375   13.375    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  32495525    6ML      5.5       3      7.625   13.625    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33813965    6ML      5.5       3      7.375   13.375     1/0/1900    None                                   4/1/2009           6
  33466368    6ML        5       3       6.25    12.25    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33575945    6ML     4.25       3        5.5     11.5    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33348194    6ML      6.5       3       7.75    13.75     1/0/1900    None                                   4/1/2006           6
  33738055    6ML      4.5       3      5.875   11.875    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33490863    6ML    4.875       3       5.99    11.99    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33984360    6ML    5.625       3      6.375   12.375    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33624339    6ML     6.25       3      6.625   12.625     2/5/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33536582    6ML    5.875       3       6.75    12.75    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33080458    6ML    4.625       3      5.875   11.875    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33215617    6ML     5.25       3       6.75    12.75    1/24/1900    6 mo.s interest less 20% obal          4/1/2007           6
  33217027    6ML    3.625       3       5.75    11.75    1/24/1900    6 mo.s interest less 20% obal          4/1/2009           6
  33472689    6ML        4       3      5.625   11.625    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33553009    6ML    5.375       3      6.375   12.375    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33623414    6ML    6.125       3          7       13     2/5/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33113143    6ML    5.875       3       6.75    12.75     2/5/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33537218    6ML    6.625       3       7.25    13.25    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33815135    6ML     4.75       3        7.5     13.5     1/0/1900    None                                   4/1/2006           6
  33903485    6ML        6       3       6.99    12.99    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33738147    6ML    5.625       3       6.25    12.25    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33114281    6ML    3.625       3      4.625   10.625     2/5/1900    min (2% prepaid, 60 days interest)     4/1/2006           6
  32720179    6ML    5.125       3       5.99    11.99     2/5/1900    6 mo.s interest less 20% obal          4/1/2007           6
  33822164    6ML    5.875       3      6.625   12.625    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
4000081850    6ML    3.625       3      5.125   11.125    1/24/1900    6 mo.s interest less 20% obal          4/1/2009           6
  33945767    6ML    5.875       3      6.375   12.375     2/5/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33599762    6ML        6       3       7.25    13.25     2/5/1900    6 mo.s interest less 20% obal          4/1/2007           6
  33578410    6ML    3.375       3      4.625   10.625     2/5/1900    6 mo.s interest less 20% obal          4/1/2009           6
  33599069    6ML    5.125       3      7.625   13.625    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
  34082792    6ML     4.25       3      5.875   11.875     2/5/1900    6 mo.s interest less 20% obal          4/1/2009           6
  33417551    6ML    5.375       3       7.75    13.75    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33687989    6ML     4.25       3      5.625   11.625    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33828013    6ML     4.75       3       6.75    12.75    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33520388    6ML    3.375       3        4.5     10.5    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33598236    6ML      5.5       3       8.25    14.25    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33621160    6ML      6.5       3       7.75    13.75    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  34045823    6ML    5.875       3      6.625   12.625     2/5/1900    6 mo.s interest less 20% obal          4/1/2009           6
  32676488    6ML    6.125       3       7.25    13.25    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33555822    6ML    5.375       3      6.625   12.625    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33348251    6ML     5.75       3          8       14     1/0/1900    None                                   4/1/2006           6
  33964420    6ML     4.25       3       5.75    11.75    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33815309    6ML      6.5       3      7.625   13.625    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6

              PAYMENT
               RESET
  LOANID     FREQUENCY    PURPOSE   DIV   IO   IOTERM
-----------------------------------------------------
  32673741       6       C/O Refi   N     Y      60
  33882259       6       C/O Refi   N     Y      60
  33817933       6       Purchase   N     N       0
  33964289       6       Purchase   N     Y      60
  33904962       6       Purchase   N     Y      60
  33370099       6       C/O Refi   N     N       0
  33964834       6       R/T Refi   N     Y      60
  33290156       6       Purchase   N     Y      60
  33709361       6       R/T Refi   N     N       0
  33787896       6       Purchase   N     Y      60
  33470394       6       Purchase   N     Y      60
  33706565       6       R/T Refi   N     N       0
  33766072       6       C/O Refi   N     N       0
  33540915       6       Purchase   N     Y      60
  33116310       6       Purchase   N     Y      60
  33742685       6       Purchase   N     Y      60
  33515685       6       Purchase   N     N       0
  33827783       6       Purchase   N     Y      60
  33614702       6       C/O Refi   N     Y      60
  33828583       6       Purchase   N     Y      60
  33606500       6       Purchase   N     N       0
  33709064       6       C/O Refi   N     Y      60
  32495525       6       C/O Refi   N     N       0
  33813965       6       C/O Refi   N     Y      60
  33466368       6       Purchase   N     Y      60
  33575945       6       Purchase   N     N       0
  33348194       6       R/T Refi   N     N       0
  33738055       6       Purchase   N     Y      60
  33490863       6       C/O Refi   N     Y      60
  33984360       6       Purchase   N     Y      60
  33624339       6       C/O Refi   N     N       0
  33536582       6       Purchase   N     N       0
  33080458       6       Purchase   N     Y      60
  33215617       6       C/O Refi   N     Y      60
  33217027       6       Purchase   N     Y      60
  33472689       6       Purchase   N     Y      60
  33553009       6       C/O Refi   N     Y      60
  33623414       6       C/O Refi   N     N       0
  33113143       6       R/T Refi   N     Y      60
  33537218       6       Purchase   N     N       0
  33815135       6       Purchase   N     N       0
  33903485       6       C/O Refi   N     Y      60
  33738147       6       Purchase   N     N       0
  33114281       6       C/O Refi   N     Y      60
  32720179       6       Purchase   N     N       0
  33822164       6       Purchase   N     Y      60
4000081850       6       Purchase   N     Y      60
  33945767       6       C/O Refi   N     N       0
  33599762       6       C/O Refi   N     Y      60
  33578410       6       Purchase   N     Y      60
  33599069       6       Purchase   N     N       0
  34082792       6       Purchase   N     Y      60
  33417551       6       Purchase   N     N       0
  33687989       6       Purchase   N     Y      60
  33828013       6       C/O Refi   N     Y      60
  33520388       6       Purchase   N     Y      60
  33598236       6       Purchase   N     N       0
  33621160       6       Purchase   N     Y      60
  34045823       6       Purchase   N     N       0
  32676488       6       C/O Refi   N     Y      60
  33555822       6       Purchase   N     Y      60
  33348251       6       Purchase   N     N       0
  33964420       6       Purchase   N     Y      60
  33815309       6       Purchase   N     N       0

                                     D-1-35

                                                                PROPERTY                                ORIGINAL    ORIGINATION
  LOANID                CITY              ZIP    STATE            TYPE                OCCUPANCY           TERM          DATE
-------------------------------------------------------------------------------------------------------------------------------
  33815721   GREENBRIER                  37073     TN    Condo                    Owner Occupied       12/25/1900    3/30/2004
  33612912   BIRMINGHAM                  35215     AL    Single Family            Owner Occupied       12/25/1900    3/31/2004
  34102830   BAKERSFIELD                 93313     CA    Single Family            Owner Occupied       12/25/1900    3/22/2004
  33369588   EASTPOINTE                  48021     MI    Single Family            Owner Occupied       12/25/1900    3/25/2004
  33577990   MEDFORD                     97501     OR    Single Family            Owner Occupied       12/25/1900    3/18/2004
  33963257   LINCOLN                     68505     NE    PUD                      Owner Occupied       12/25/1900    3/31/2004
  33492687   SAN DIEGO                   92114     CA    Single Family            Owner Occupied       12/25/1900    3/26/2004
  33370792   TAYLOR                      48180     MI    Single Family            Owner Occupied       12/25/1900    3/30/2004
  33448507   EAST ORANGE                  7017     NJ    Single Family            Owner Occupied       12/25/1900    3/31/2004
  33523630   SOUTH BLOOMFIELD            43103     OH    Single Family            Owner Occupied       12/25/1900    3/25/2004
  33816869   FAIRBURN                    30213     GA    PUD                      Owner Occupied       12/25/1900    3/31/2004
  33826785   HIGHLAND                    92346     CA    Condo                    Owner Occupied       12/25/1900    3/26/2004
  33905308   JACKSONVILLE                32256     FL    Condo                    Owner Occupied       12/25/1900    3/29/2004
  33964669   LITTLETON                   80127     CO    PUD                      Owner Occupied       12/25/1900    3/26/2004
  33518655   PALMDALE                    93550     CA    Single Family            Owner Occupied       12/25/1900    3/12/2004
4000124143   HOUSTON                     77059     TX    PUD                      Owner Occupied       12/25/1900    3/31/2004
  34104067   ONTARIO                     91761     CA    Single Family            Owner Occupied       12/25/1900    3/24/2004
  34105312   MORENO VALLEY               92557     CA    Single Family            Owner Occupied       12/25/1900    3/25/2004
  32676983   KEWAUNEE                    54216     WI    Single Family            Owner Occupied       12/25/1900    3/31/2004
  33292483   BAKERSFIELD                 93305     CA    Single Family            Owner Occupied       12/25/1900    3/24/2004
  33822206   NORWALK                     90650     CA    Single Family            Owner Occupied       12/25/1900    3/24/2004
  33435009   CORINTH                     76210     TX    PUD                      Owner Occupied       12/25/1900    3/31/2004
  33923616   MENTOR                      44060     OH    Single Family            Owner Occupied       12/25/1900    3/31/2004
  33963687   AURORA                      80012     CO    Condo                    Owner Occupied       12/25/1900    3/30/2004
  33397191   CANTON                      30115     GA    Single Family            Owner Occupied       12/25/1900    3/26/2004
  32719841   SEATTLE                     98106     WA    Single Family            Owner Occupied       12/25/1900    3/22/2004
  33575101   BATTLE GROUND               98604     WA    Single Family            Owner Occupied       12/25/1900    3/23/2004
  33925017   BURNSWICK                   44212     OH    Single Family            Owner Occupied       12/25/1900     4/7/2004
  33039975   NOTTINGHAM                  21236     MD    Single Family            Owner Occupied       12/25/1900    3/31/2004
  33116963   NEW PRAGUE                  56071     MN    Single Family            Owner Occupied       12/25/1900    3/30/2004
  33883414   SHEPHERDSTOWN               25443     WV    PUD                      Owner Occupied       12/25/1900    3/30/2004
  33732306   MARYSVILLE                  95901     CA    Single Family            Owner Occupied       12/25/1900    3/19/2004
  32720757   TACOMA                      98406     WA    Single Family            Owner Occupied       12/25/1900    3/25/2004
  33711615   WONDER LAKE                 60097     IL    Single Family            Owner Occupied       12/25/1900    3/26/2004
  33984220   FORT MYERS                  33913     FL    Condo                    Owner Occupied       12/25/1900    3/31/2004
  32719064   SEATTLE                     98106     WA    Single Family            Owner Occupied       12/25/1900    3/24/2004
  33815432   WOODSTOCK                   30188     GA    Single Family            Owner Occupied       12/25/1900    3/29/2004
  32853806   TUALATIN                    97062     OR    Single Family            Owner Occupied       12/25/1900    3/26/2004
  33338435   FONTANA                     92336     CA    Single Family            Owner Occupied       12/25/1900    3/19/2004
  33454075   GARFIELD                     7026     NJ    Multi Family - 2 Units   Owner Occupied       12/25/1900    3/31/2004
  33741885   RANCHO SANTA MARGARITA      92688     CA    Condo                    Owner Occupied       12/25/1900    3/26/2004
  33619404   KISSIMMEE                   34758     FL    PUD                      Second Home          12/25/1900    3/26/2004
  33567736   VERNONIA                    97064     OR    Single Family            Owner Occupied       12/25/1900    2/23/2004
  33946120   BONITA                      91902     CA    Condo                    Owner Occupied       12/25/1900    3/24/2004
  33738378   SANGER                      93657     CA    Single Family            Owner Occupied       12/25/1900    3/25/2004
  33902222   SEFFNER                     33584     FL    PUD                      Owner Occupied       12/25/1900    3/31/2004
  33571522   SALEM                       97303     OR    Single Family            Owner Occupied       12/25/1900    3/29/2004
  33337205   MARYSVILLE                  95901     CA    Single Family            Owner Occupied       12/25/1900    3/18/2004
  33007543   WILKINSON                   46186     IN    Single Family            Owner Occupied       12/25/1900    3/31/2004
  32312647   DETROIT                     48209     MI    Single Family            Owner Occupied       12/25/1900    3/22/2004
  33232406   LAS VEGAS                   89108     NV    Single Family            Owner Occupied       12/25/1900    3/24/2004
  33731241   CARSON                      90745     CA    Single Family            Owner Occupied       12/25/1900    3/12/2004
  34042069   DALLAS                      75220     TX    Single Family            Owner Occupied       12/25/1900    3/26/2004
4000118500   NEW CASTLE                  19720     DE    Single Family            Owner Occupied       12/25/1900    3/29/2004
  33714551   DES PLAINES                 60016     IL    Single Family            Owner Occupied       12/25/1900    3/26/2004
  33154485   CHICAGO                     60638     IL    Multi Family - 2 Units   Owner Occupied       12/25/1900    3/26/2004
  33882333   FREDERICK                   21702     MD    Single Family            Owner Occupied       12/25/1900    3/31/2004
  33216334   LITCHFIELD                  85340     AZ    PUD                      Owner Occupied       12/25/1900    3/19/2004
  32314247   DETROIT                     48205     MI    Single Family            Owner Occupied       12/25/1900    3/25/2004
  33340373   ALISO VIEJO                 92656     CA    Condo                    Owner Occupied       12/25/1900    3/22/2004
  33579038   HILLSBORO                   97124     OR    Single Family            Non-Owner Occupied   12/25/1900    3/29/2004
  33536202   CINCINNATI                  45240     OH    Single Family            Owner Occupied       12/25/1900    3/31/2004
4000127731   PLEASANT GROVE              84062     UT    Single Family            Owner Occupied       12/25/1900    3/24/2004
  33518515   FONTANA                     92336     CA    Condo                    Owner Occupied       12/25/1900    3/23/2004

                                                                                            PAID        ORIGINAL
               FIRST    MATURITY    REMAINING   ORIGINAL   SCHEDULED                        THRU     COMBINED LOAN       OTS
  LOANID     PAY DATE     DATE        TERM       BALANCE    BALANCE     RATE     P&I        DATE        TO VALUE     DELINQUENCY
--------------------------------------------------------------------------------------------------------------------------------
  33815721   5/1/2004   4/1/2034          358     52000        52000   5.875     254.58   6/1/2004             80        0-29
  33612912   5/1/2004   4/1/2034          358     70100      69954.3   7.875     508.28   6/1/2004    89.98716303        0-29
  34102830   5/1/2004   4/1/2034          358    132000    131689.19    7.25     900.48   6/1/2004             80        0-29
  33369588   5/1/2004   4/1/2034          358    120600    120301.11    6.99     801.55   6/1/2004             90        0-29
  33577990   5/1/2004   4/1/2034          357    160000       160000    6.25     833.33   7/1/2004             80        0-29
  33963257   5/1/2004   4/1/2034          359    119350       119350    5.75     571.89   5/1/2004    79.99329759        0-29
  33492687   5/1/2004   4/1/2034          358    248000       248000   6.875   1,420.83   6/1/2004    72.94117647        0-29
  33370792   5/1/2004   4/1/2034          357    160100    159839.01   5.625     750.47   7/1/2004    94.97200076        0-29
  33448507   5/1/2004   4/1/2034          358    160000    159627.07   7.875   1,160.12   6/1/2004             80        0-29
  33523630   5/1/2004   4/1/2034          358    134100       134100   5.125     572.72   6/1/2004             80        0-29
  33816869   5/1/2004   4/1/2034          358    144000       144000    6.25     750.00   6/1/2004             80        0-29
  33826785   5/1/2004   4/1/2034          358    172400       172400    5.25     754.25   6/1/2004             80        0-29
  33905308   5/1/2004   4/1/2034          358     96900        96900   6.375     514.78   6/1/2004    79.95049505        0-29
  33964669   5/1/2004   4/1/2034          358    233550    233462.15   8.375   1,629.98   6/1/2004    89.48275862        0-29
  33518655   5/1/2004   4/1/2034          358    223250    222641.23     6.5   1,411.10   6/1/2004             95        0-29
4000124143   5/1/2004   4/1/2034          358    104800       104800   5.375     469.42   6/1/2004             80        0-29
  34104067   5/1/2004   4/1/2034          358    249750       249750   6.875   1,430.86   6/1/2004             75        0-29
  34105312   5/1/2004   4/1/2034          358    220000       220000   5.375     985.42   6/1/2004             80        0-29
  32676983   5/1/2004   4/1/2034          357     99200     99174.98     5.5     454.67   7/1/2004             80        0-29
  33292483   5/1/2004   4/1/2034          358    125100       125100    6.75     703.69   6/1/2004             90        0-29
  33822206   5/1/2004   4/1/2034          358    300000     299998.5   6.125   1,531.25   6/1/2004             80        0-29
  33435009   5/1/2004   4/1/2034          358    103200       103100   4.875     419.25   6/1/2004             80        0-29
  33923616   5/1/2004   4/1/2034          358    188100    187640.52   7.125   1,267.27   6/1/2004             90        0-29
  33963687   5/1/2004   4/1/2034          358     66400        66400     5.5     304.33   6/1/2004             80        0-29
  33397191   5/1/2004   4/1/2034          358    139500       139500   7.875     915.47   6/1/2004             90        0-29
  32719841   5/1/2004   4/1/2034          358    211500    210989.57   7.125   1,424.92   6/1/2004    85.62753036        0-29
  33575101   5/1/2004   4/1/2034          358    316000    315028.73   5.875   1,869.26   6/1/2004             80        0-29
  33925017   6/1/2004   5/1/2034          359    142450     142258.2       8   1,045.25   6/1/2004    89.98736576        0-29
  33039975   5/1/2004   4/1/2034          357    175000    174662.92    8.25   1,314.72   7/1/2004            100        0-29
  33116963   5/1/2004   4/1/2034          358    124900    124676.97   8.625     971.46   6/1/2004            100        0-29
  33883414   5/1/2004   4/1/2034          358    287900       287885     5.5   1,319.54   6/1/2004     79.9944429        0-29
  33732306   5/1/2004   4/1/2034          358    174550       174550    6.25     909.11   6/1/2004    79.98442011        0-29
  32720757   5/1/2004   4/1/2034          357    213750    212919.08   6.875   1,224.61   7/1/2004             95        0-29
  33711615   5/1/2004   4/1/2034          359    150300       150300    7.25     908.06   5/1/2004             90        0-29
  33984220   5/1/2004   4/1/2034          357    125300       125300    7.25     757.02   7/1/2004    94.97388787        0-29
  32719064   5/1/2004   4/1/2034          357    190000    189552.64    7.25   1,296.14   7/1/2004    69.09090909        0-29
  33815432   5/1/2004   4/1/2034          358    159400       159400   5.875     780.40   6/1/2004    79.97992975        0-29
  32853806   5/1/2004   4/1/2034          358    160000       160000     5.5     733.33   6/1/2004             80        0-29
  33338435   5/1/2004   4/1/2034          358    304300       304300    5.99   1,518.96   6/1/2004    79.99263952        0-29
  33454075   5/1/2004   4/1/2034          358    365750    364909.93   7.375   2,526.15   6/1/2004             95        0-29
  33741885   5/1/2004   4/1/2034          357    272000       272000    5.75   1,303.33   7/1/2004             80        0-29
  33619404   5/1/2004   4/1/2034          359     91000     90796.11     7.5     636.29   5/1/2004     79.8245614        0-29
  33567736   5/1/2004   4/1/2034          358    180000       180000   7.625   1,143.75   6/1/2004             90        0-29
  33946120   5/1/2004   4/1/2034          358    279920       279920   5.375   1,253.81   6/1/2004             80        0-29
  33738378   5/1/2004   4/1/2034          358    188000    187462.64   6.375   1,172.88   6/1/2004    89.52380952        0-29
  33902222   5/1/2004   4/1/2034          358    116150       116150       6     580.75   6/1/2004    79.97108235        0-29
  33571522   5/1/2004   4/1/2034          357    111500    111164.49   6.875     732.48   7/1/2004    94.89361702        0-29
  33337205   5/1/2004   4/1/2034          358    154650       154650   5.875     757.14   6/1/2004    54.90954926        0-29
  33007543   5/1/2004   4/1/2034          359     93600     93356.87    6.75     607.09   5/1/2004             80        0-29
  32312647   5/1/2004   4/1/2034          357     64500     64372.54   8.125     478.92   7/1/2004    88.35616438        0-29
  33232406   5/1/2004   4/1/2034          358    146000    145672.88     7.5   1,020.86   6/1/2004    94.80519481        0-29
  33731241   5/1/2004   4/1/2034          358    323200       323200     5.5   1,481.33   6/1/2004             80        0-29
  34042069   5/1/2004   4/1/2034          358    136500    136108.13   6.375     851.59   6/1/2004     70.7253886        0-29
4000118500   5/1/2004   4/1/2034          358    110800       110800     5.5     507.83   6/1/2004             80        0-29
  33714551   5/1/2004   4/1/2034          359    292500     291644.3    6.75   1,897.15   5/1/2004             90        0-29
  33154485   5/1/2004   4/1/2034          358    297500    296881.72   7.875   2,157.09   6/1/2004             85        0-29
  33882333   5/1/2004   4/1/2034          358    207900    207899.99     5.5     952.88   6/1/2004    79.99230473        0-29
  33216334   5/1/2004   4/1/2034          358    139200       139200   5.125     594.50   6/1/2004    79.99448314        0-29
  32314247   5/1/2004   4/1/2034          358     85500     85351.35    8.75     672.63   6/1/2004             90        0-29
  33340373   5/1/2004   4/1/2034          357    272800       272800    4.75   1,079.83   7/1/2004             80        0-29
  33579038   5/1/2004   4/1/2034          358    142350    142349.99       7     830.38   6/1/2004    89.98103666        0-29
  33536202   5/1/2004   4/1/2034          358    124000       124000       7     723.33   6/1/2004             80        0-29
4000127731   5/1/2004   4/1/2034          358    176800       176800    5.75     847.17   6/1/2004             80        0-29
  33518515   5/1/2004   4/1/2034          358    199500       199500   6.625   1,101.41   6/1/2004             95        0-29

                              INITIAL                     PREPAYMENT                                        FIRST RATE   RATE RESET
  LOANID     INDEX   MARGIN     CAP     FLOOR   CEILING      TERM              PREPAYMENT PENALTY           RESET DATE    FREQUENCY
-----------------------------------------------------------------------------------------------------------------------------------
  33815721    6ML    4.375       3      5.875   11.875    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33612912    6ML     6.25       3      7.875   13.875     1/0/1900    None                                   4/1/2006           6
  34102830    6ML    5.875       3       7.25    13.25    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33369588    6ML     5.25       3       6.99    12.99     2/5/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33577990    6ML    4.625       3       6.25    12.25    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33963257    6ML      4.5       3       5.75    11.75    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33492687    6ML    5.375       3      6.875   12.875    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33370792    6ML    5.125       3      5.625   11.625    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33448507    6ML      6.5       3      7.875   13.875     1/0/1900    None                                   4/1/2006           6
  33523630    6ML        4       3      5.125   11.125    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33816869    6ML    4.375       3       6.25    12.25     1/0/1900    None                                   4/1/2009           6
  33826785    6ML    3.375       3       5.25    11.25    1/24/1900    6 mo.s interest less 20% obal          4/1/2009           6
  33905308    6ML     4.75       3      6.375   12.375    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33964669    6ML    7.125       3      8.375   14.375    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33518655    6ML        6       3        6.5     12.5    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
4000124143    6ML    3.375       3      5.375   11.375     1/0/1900    None                                   4/1/2009           6
  34104067    6ML     4.75       3      6.875   12.875     2/5/1900    6 mo.s interest less 20% obal          4/1/2009           6
  34105312    6ML    3.875       3      5.375   11.375     2/5/1900    6 mo.s interest less 20% obal          4/1/2009           6
  32676983    6ML      4.5       3        5.5     11.5     2/5/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33292483    6ML     5.75       3       6.75    12.75    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33822206    6ML    4.875       3      6.125   12.125    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33435009    6ML        4       3      4.875   10.875     2/5/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33923616    6ML        6       3      7.125   13.125     2/5/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33963687    6ML      3.5       3        5.5     11.5    1/24/1900    6 mo.s interest less 20% obal          4/1/2009           6
  33397191    6ML    6.375       3      7.875   13.875     1/0/1900    None                                   4/1/2006           6
  32719841    6ML    6.125       3      7.125   13.125    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33575101    6ML      4.5       3      5.875   11.875    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33925017    6ML     6.75       3          8       14    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  33039975    6ML    5.625       3       8.25    14.25    1/12/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33116963    6ML     5.75       3      8.625   14.625     2/5/1900    min (2% prepaid, 60 days interest)     4/1/2009           6
  33883414    6ML     4.25       3        5.5     11.5     1/0/1900    None                                   4/1/2006           6
  33732306    6ML        5       3       6.25    12.25    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  32720757    6ML    6.125       3      6.875   12.875     2/5/1900    6 mo.s interest less 20% obal          4/1/2007           6
  33711615    6ML        6       3       7.25    13.25    1/12/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33984220    6ML        6       3       7.25    13.25    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  32719064    6ML    5.625       3       7.25    13.25    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33815432    6ML     4.75       3      5.875   11.875     1/0/1900    None                                   4/1/2006           6
  32853806    6ML    4.125       3        5.5     11.5    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33338435    6ML    4.625       3       5.99    11.99    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33454075    6ML    6.875       3      7.375   13.375     1/0/1900    None                                   4/1/2006           6
  33741885    6ML    3.875       3       5.75    11.75     2/5/1900    6 mo.s interest less 20% obal          4/1/2009           6
  33619404    6ML    5.625       3        7.5     13.5    1/24/1900    6 mo.s interest less 20% obal          4/1/2009           6
  33567736    6ML    6.375       3      7.625   13.625    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33946120    6ML     3.75       3      5.375   11.375    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33738378    6ML    5.625       3      6.375   12.375     2/5/1900    6 mo.s interest less 20% obal          4/1/2007           6
  33902222    6ML    5.125       3          6       12     2/5/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33571522    6ML        5       3      6.875   12.875    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33337205    6ML     3.75       3      5.875   11.875     2/5/1900    6 mo.s interest less 20% obal          4/1/2009           6
  33007543    6ML    5.625       3       6.75    12.75    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  32312647    6ML     5.25       3      8.125   14.125    1/12/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33232406    6ML    6.375       3        7.5     13.5    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33731241    6ML     4.25       3        5.5     11.5    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  34042069    6ML    4.875       3      6.375   12.375     2/5/1900    6 mo.s interest less 20% obal          4/1/2007           6
4000118500    6ML    4.125       3        5.5     11.5    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33714551    6ML     4.75       3       6.75    12.75    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33154485    6ML    6.625       3      7.875   13.875    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33882333    6ML    4.625       3        5.5     11.5    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33216334    6ML     4.25       3      5.125   11.125     2/5/1900    6 mo.s interest less 20% obal          4/1/2006           6
  32314247    6ML      7.5       3       8.75    14.75    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33340373    6ML    3.375       3       4.75    10.75    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33579038    6ML     4.75       3          7       13     1/0/1900    None                                   4/1/2006           6
  33536202    6ML    5.875       3          7       13    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
4000127731    6ML    3.625       3       5.75    11.75    1/24/1900    6 mo.s interest less 20% obal          4/1/2009           6
  33518515    6ML    5.375       3      6.625   12.625     2/5/1900    6 mo.s interest less 20% obal          4/1/2007           6

              PAYMENT
               RESET
  LOANID     FREQUENCY    PURPOSE   DIV   IO   IOTERM
-----------------------------------------------------
  33815721       6       Purchase   N     Y      60
  33612912       6       Purchase   N     N       0
  34102830       6       C/O Refi   N     N       0
  33369588       6       C/O Refi   N     N       0
  33577990       6       C/O Refi   N     Y      60
  33963257       6       Purchase   N     Y      60
  33492687       6       C/O Refi   N     Y      60
  33370792       6       Purchase   N     Y      60
  33448507       6       Purchase   N     N       0
  33523630       6       Purchase   N     Y      60
  33816869       6       Purchase   N     Y      60
  33826785       6       Purchase   N     Y      60
  33905308       6       Purchase   N     Y      60
  33964669       6       R/T Refi   N     Y      60
  33518655       6       Purchase   N     N       0
4000124143       6       Purchase   N     Y      60
  34104067       6       C/O Refi   N     Y      60
  34105312       6       Purchase   N     Y      60
  32676983       6       Purchase   N     Y      60
  33292483       6       Purchase   N     Y      60
  33822206       6       Purchase   N     Y      60
  33435009       6       Purchase   N     Y      60
  33923616       6       Purchase   N     N       0
  33963687       6       Purchase   N     Y      60
  33397191       6       C/O Refi   N     Y      60
  32719841       6       C/O Refi   N     N       0
  33575101       6       C/O Refi   N     N       0
  33925017       6       Purchase   N     N       0
  33039975       6       Purchase   N     N       0
  33116963       6       Purchase   N     N       0
  33883414       6       Purchase   N     Y      60
  33732306       6       Purchase   N     Y      60
  32720757       6       Purchase   N     Y      60
  33711615       6       C/O Refi   N     Y      60
  33984220       6       Purchase   N     Y      60
  32719064       6       C/O Refi   N     N       0
  33815432       6       Purchase   N     Y      60
  32853806       6       Purchase   N     Y      60
  33338435       6       Purchase   N     Y      60
  33454075       6       Purchase   N     N       0
  33741885       6       Purchase   N     Y      60
  33619404       6       R/T Refi   N     N       0
  33567736       6       C/O Refi   N     Y      60
  33946120       6       Purchase   N     Y      60
  33738378       6       C/O Refi   N     N       0
  33902222       6       Purchase   N     Y      60
  33571522       6       Purchase   N     N       0
  33337205       6       Purchase   N     Y      60
  33007543       6       Purchase   N     N       0
  32312647       6       R/T Refi   N     N       0
  33232406       6       R/T Refi   N     N       0
  33731241       6       Purchase   N     Y      60
  34042069       6       R/T Refi   N     N       0
4000118500       6       Purchase   N     Y      60
  33714551       6       R/T Refi   N     N       0
  33154485       6       C/O Refi   N     N       0
  33882333       6       Purchase   N     Y      60
  33216334       6       Purchase   N     Y      60
  32314247       6       C/O Refi   N     N       0
  33340373       6       Purchase   N     Y      60
  33579038       6       Purchase   N     Y      60
  33536202       6       Purchase   N     Y      60
4000127731       6       C/O Refi   N     Y      60
  33518515       6       C/O Refi   N     Y      60

                                     D-1-36

                                                                PROPERTY                                ORIGINAL    ORIGINATION
  LOANID                CITY              ZIP    STATE            TYPE                OCCUPANCY           TERM          DATE
-------------------------------------------------------------------------------------------------------------------------------
  33687658   PLACERVILLE                 95667     CA    Single Family            Owner Occupied              360    3/24/2004
  33432972   DALLAS                      75225     TX    Condo                    Owner Occupied       12/25/1900    3/31/2004
  32716367   YAKIMA                      98901     WA    Single Family            Owner Occupied       12/25/1900    3/29/2004
  33732868   SANTA ANA                   92704     CA    Condo                    Owner Occupied       12/25/1900    3/22/2004
  33945163   STOCKTON                    95206     CA    Single Family            Owner Occupied       12/25/1900    3/18/2004
  33521675   SACRAMENTO                  95835     CA    Single Family            Owner Occupied       12/25/1900    3/26/2004
  33948126   MORENO VALLEY               92553     CA    Single Family            Owner Occupied       12/25/1900    3/24/2004
  33882366   MECHANICSBURG               17050     PA    Single Family            Owner Occupied       12/25/1900    3/24/2004
  33540055   AMBRIDGE                    15003     PA    Single Family            Owner Occupied       12/25/1900    3/31/2004
  33118084   BURNSVILLE                  55337     MN    Single Family            Owner Occupied       12/25/1900    3/26/2004
  34104463   ALISO VIEJO AREA            92656     CA    PUD                      Owner Occupied       12/25/1900    3/25/2004
  33741919   VICTORVILLE                 92392     CA    Single Family            Owner Occupied       12/25/1900    3/22/2004
  33535469   RIVERSIDE                   45431     OH    Single Family            Owner Occupied       12/25/1900    3/26/2004
  33366865   MONROE                      48162     MI    Single Family            Owner Occupied       12/25/1900    3/22/2004
  33236142   LAS VEGAS                   89109     NV    Single Family            Owner Occupied       12/25/1900    3/25/2004
  33762444   BROOKLYN                    11235     NY    Multi Family - 4 Units   Owner Occupied       12/25/1900    3/26/2004
  33818089   UNION CITY                  30291     GA    PUD                      Owner Occupied       12/25/1900    3/31/2004
  32677601   MILWAUKEE                   53204     WI    Multi Family - 2 Units   Owner Occupied       12/25/1900    3/30/2004
  34046961   FRISCO                      75035     TX    PUD                      Owner Occupied       12/25/1900    3/30/2004
  32913121   OGDEN                       84404     UT    Single Family            Owner Occupied       12/25/1900    3/26/2004
  33234659   LAS VEGAS                   89145     NV    Single Family            Owner Occupied       12/25/1900    3/22/2004
  33962739   WINDSOR                     80550     CO    PUD                      Owner Occupied       12/25/1900    3/26/2004
  33036518   BALTIMORE                   21218     MD    Single Family            Owner Occupied       12/25/1900    3/30/2004
  33827635   PERRIS                      92571     CA    Single Family            Owner Occupied       12/25/1900    3/24/2004
  33452384   PHILADELPHIA                19135     PA    Single Family            Owner Occupied       12/25/1900    3/26/2004
  33533209   HAMILTON                    45013     OH    Single Family            Owner Occupied       12/25/1900    3/30/2004
  33815341   SMYRNA                      30082     GA    Single Family            Owner Occupied       12/25/1900    3/31/2004
  33512328   FULLERTON                   92832     CA    Single Family            Owner Occupied       12/25/1900    3/18/2004
  33116666   MINNEAPOLIS                 55430     MN    Single Family            Owner Occupied       12/25/1900    3/26/2004
  33468844   SUN VALLEY AREA             91352     CA    Single Family            Non-Owner Occupied   12/25/1900     3/2/2004
  34102616   CORONA                      92883     CA    PUD                      Owner Occupied       12/25/1900    3/22/2004
  33729062   LONG BEACH                  90807     CA    Condo                    Owner Occupied       12/25/1900    3/25/2004
  33827080   EL MONTE                    91731     CA    Single Family            Owner Occupied       12/25/1900    3/24/2004
4000102716   MIAMI                       33179     FL    Single Family            Owner Occupied       12/25/1900     3/2/2004
  33533860   POTTSTOWN                   19464     PA    Single Family            Owner Occupied       12/25/1900    3/26/2004
  33982729   BOCA RATON                  33428     FL    PUD                      Owner Occupied       12/25/1900    3/26/2004
  33813452   LAWRENCEVILLE               30045     GA    Single Family            Owner Occupied       12/25/1900    3/25/2004
  33944935   SAN MARCOS                  92078     CA    Condo                    Owner Occupied       12/25/1900    3/23/2004
4000127616   CORINTH                     76210     TX    Single Family            Owner Occupied       12/25/1900    3/26/2004
  33150129   ROMEOVILLE                  60446     IL    PUD                      Owner Occupied       12/25/1900    3/31/2004
  33922204   LORIAN                      44053     OH    Single Family            Owner Occupied       12/25/1900    3/26/2004
  33743410   EVERETT                     98208     WA    Single Family            Owner Occupied       12/25/1900    3/23/2004
  33732249   LOS ANGELES                 90059     CA    Single Family            Non-Owner Occupied   12/25/1900    3/22/2004
  32676173   NEENAH                      54956     WI    Single Family            Owner Occupied       12/25/1900    3/20/2004
  33115783   MONTICELLO                  55362     MN    Single Family            Owner Occupied       12/25/1900    3/23/2004
  33433053   DALLAS                      75204     TX    Condo                    Owner Occupied       12/25/1900    3/25/2004
  33289554   MODESTO                     95351     CA    Single Family            Owner Occupied       12/25/1900    3/24/2004
  33427014   DALLAS                      75217     TX    PUD                      Owner Occupied       12/25/1900    3/29/2004
  33217118   ANGEL FIRE                  87710     NM    Single Family            Second Home          12/25/1900    3/25/2004
  33418393   VICTORVILLE                 92392     CA    Single Family            Owner Occupied       12/25/1900    3/24/2004
  33767799   HEWLETT                     11557     NY    Single Family            Owner Occupied       12/25/1900    3/24/2004
  33218686   PHOENIX                     85043     AZ    PUD                      Owner Occupied       12/25/1900    3/26/2004
  33686510   OAKLAND                     94612     CA    Multi Family - 2 Units   Owner Occupied       12/25/1900    3/22/2004
4000118348   SAINT CLOUD                 34771     FL    PUD                      Owner Occupied       12/25/1900    3/23/2004
  33815663   PORTLAND                    37148     TN    Single Family            Owner Occupied       12/25/1900    3/26/2004
  33805128   CUMMING                     30040     GA    PUD                      Owner Occupied       12/25/1900    3/30/2004
  33204868   TUCSON                      85712     AZ    Single Family            Owner Occupied       12/25/1900    3/23/2004
  33507369   LANCASTER                   93536     CA    Single Family            Owner Occupied       12/25/1900    3/29/2004
  33446642   PHILADELPHIA                19107     PA    Multi Family - 4 Units   Owner Occupied       12/25/1900    3/24/2004
  33712340   HAINESVILLE                 60073     IL    Single Family            Owner Occupied       12/25/1900    3/26/2004
  33520644   LOS ANGELES                 90041     CA    Single Family            Owner Occupied       12/25/1900    3/26/2004
  33540931   KOKOMO                      46901     IN    Single Family            Owner Occupied       12/25/1900    3/31/2004
4000128309   CHICAGO                     60634     IL    Single Family            Owner Occupied       12/25/1900    3/26/2004
  34127407   CINCINNATI                  45231     OH    Single Family            Owner Occupied       12/25/1900    3/31/2004

                                                                                            PAID        ORIGINAL
               FIRST    MATURITY    REMAINING   ORIGINAL   SCHEDULED                        THRU     COMBINED LOAN       OTS
  LOANID     PAY DATE     DATE        TERM       BALANCE    BALANCE     RATE     P&I        DATE        TO VALUE     DELINQUENCY
--------------------------------------------------------------------------------------------------------------------------------
  33687658   5/1/2004   4/1/2034   12/23/1900    185600       185600   5.625     870.00   6/1/2004      3/20/1900        0-29
  33432972   5/1/2004   4/1/2034          358    148000    147974.58   5.875     724.58   6/1/2004             80        0-29
  32716367   5/1/2004   4/1/2034          358    100000       100000    5.25     437.50   6/1/2004             80        0-29
  33732868   5/1/2004   4/1/2034          358    176000       176000   5.875     861.67   6/1/2004             80        0-29
  33945163   5/1/2004   4/1/2034          358    202550    201927.43   5.875   1,198.16   6/1/2004    95.00023451        0-29
  33521675   5/1/2004   4/1/2034          358    328000       328000   6.125   1,674.17   6/1/2004             80        0-29
  33948126   5/1/2004   4/1/2034          358    200000       200000       7   1,166.67   6/1/2004             80        0-29
  33882366   5/1/2004   4/1/2034          358    219600       219600   7.125   1,303.88   6/1/2004             90        0-29
  33540055   5/1/2004   4/1/2034          358     53000     52902.98     8.5     407.53   6/1/2004            100        0-29
  33118084   5/1/2004   4/1/2034          358    256750    255960.83   5.875   1,518.78   6/1/2004             65        0-29
  34104463   5/1/2004   4/1/2034          358    252000       252000   5.625   1,181.25   6/1/2004             80        0-29
  33741919   5/1/2004   4/1/2034          358    192000       192000    6.99   1,118.40   6/1/2004    78.36734694        0-29
  33535469   5/1/2004   4/1/2034          358     86650        86650   7.875     568.64   6/1/2004    89.97923157        0-29
  33366865   5/1/2004   4/1/2034          357    128000    127759.63   8.375     972.90   7/1/2004    89.51048951        0-29
  33236142   5/1/2004   4/1/2034          358    112500    112495.28   6.375     597.66   6/1/2004     77.5862069        0-29
  33762444   5/1/2004   4/1/2034          358    630000    628017.25    5.75   3,676.51   6/1/2004             90        0-29
  33818089   5/1/2004   4/1/2034          357    107200    107117.72     5.5     491.33   7/1/2004             80        0-29
  32677601   5/1/2004   4/1/2034          357     51200     51186.97    5.25     224.00   7/1/2004             80        0-29
  34046961   5/1/2004   4/1/2034          358    180500    179983.52    6.25   1,111.37   6/1/2004             95        0-29
  32913121   5/1/2004   4/1/2034          358     57650     57520.84     7.5     403.10   6/1/2004    79.95839112        0-29
  33234659   5/1/2004   4/1/2034          358    166250       166250    7.25   1,004.43   6/1/2004             95        0-29
  33962739   5/1/2004   4/1/2034          358    140000       140000   5.125     597.92   6/1/2004             80        0-29
  33036518   5/1/2004   4/1/2034          358     40400      40278.5    5.99     241.96   6/1/2004             80        0-29
  33827635   5/1/2004   4/1/2034          358    142000    141648.76       7     944.73   6/1/2004    66.98113208        0-29
  33452384   5/1/2004   4/1/2034          358     63000        63000   7.375     387.19   6/1/2004          78.75        0-29
  33533209   5/1/2004   4/1/2034          358    113400       113400   7.875     744.19   6/1/2004             90        0-29
  33815341   5/1/2004   4/1/2034          358     90800        90800    6.25     472.92   6/1/2004             80        0-29
  33512328   5/1/2004   4/1/2034          358    317500       317400     6.5   1,719.79   6/1/2004    90.71428571        0-29
  33116666   5/1/2004   4/1/2034          358    160000       160000    6.25     833.33   6/1/2004             80        0-29
  33468844   5/1/2004   4/1/2034          358    251100       251100    6.75   1,412.44   6/1/2004             90        0-29
  34102616   5/1/2004   4/1/2034          358    276000       276000   6.125   1,408.75   6/1/2004             80        0-29
  33729062   5/1/2004   4/1/2034          357    400000       400000   6.375   2,125.00   7/1/2004             80        0-29
  33827080   5/1/2004   4/1/2034          358    120000    119688.29    6.75     778.32   6/1/2004    42.10526316        0-29
4000102716   5/1/2004   4/1/2034          358    213750       213750   5.999   1,068.57   6/1/2004             95        0-29
  33533860   5/1/2004   4/1/2034          358    134500    134167.29       7     894.84   6/1/2004    61.13636364        0-29
  33982729   5/1/2004   4/1/2034          358    125400    125399.98    6.25     653.13   6/1/2004             95        0-29
  33813452   5/1/2004   4/1/2034          358    114300    114071.66    8.25     858.70   6/1/2004             90        0-29
  33944935   5/1/2004   4/1/2034          358    309600       309600   5.125   1,322.25   6/1/2004    79.99896642        0-29
4000127616   5/1/2004   4/1/2034          357    180350       179950   7.999   1,202.18   7/1/2004    89.99500998        0-29
  33150129   5/1/2004   4/1/2034          358    150700       150700   5.625     706.41   6/1/2004    79.97877139        0-29
  33922204   5/1/2004   4/1/2034          358    182200     181811.7    7.75   1,305.31   6/1/2004     79.2173913        0-29
  33743410   5/1/2004   4/1/2034          358    223960       223960   6.375   1,189.79   6/1/2004             80        0-29
  33732249   5/1/2004   4/1/2034          358    152100       152100   6.875     871.41   6/1/2004             90        0-29
  32676173   5/1/2004   4/1/2034          358     50000     49806.57   6.625     320.16   6/1/2004    60.97560976        0-29
  33115783   5/1/2004   4/1/2034          358    185000    184850.36    6.25     963.54   6/1/2004    94.87179487        0-29
  33433053   5/1/2004   4/1/2034          358    221600    220902.56    5.75   1,293.20   6/1/2004             80        0-29
  33289554   5/1/2004   4/1/2034          358    241600       241600       6   1,208.00   6/1/2004             80        0-29
  33427014   5/1/2004   4/1/2034          357     90150     89937.72    7.25     614.99   7/1/2004     94.9947313        0-29
  33217118   5/1/2004   4/1/2034          358    134100       134100   7.875     880.03   6/1/2004             90        0-29
  33418393   5/1/2004   4/1/2034          358    119100       119100   4.875     483.84   6/1/2004    79.98656817        0-29
  33767799   5/1/2004   4/1/2034          358    286000    285219.99     6.5   1,807.72   6/1/2004    73.33333333        0-29
  33218686   5/1/2004   4/1/2034          358    156550       156550       7     913.21   6/1/2004    84.99837116        0-29
  33686510   5/1/2004   4/1/2034          358    238000       238000       6   1,190.00   6/1/2004    67.04225352        0-29
4000118348   5/1/2004   4/1/2034          358    216000    215320.19    5.75   1,260.52   6/1/2004             80        0-29
  33815663   5/1/2004   4/1/2034          357    111960       111920    5.75     536.28   7/1/2004    80.02859185        0-29
  33805128   5/1/2004   4/1/2034          357    131900    131589.42    7.25     899.80   7/1/2004    79.98787144        0-29
  33204868   5/1/2004   4/1/2034          357     83000        83000     7.5     518.75   7/1/2004    64.34108527        0-29
  33507369   5/1/2004   4/1/2034          358    225000    224999.99    6.25   1,171.88   6/1/2004    94.98480243        0-29
  33446642   5/1/2004   4/1/2034          358    586700    585176.04    6.75   3,805.33   6/1/2004        73.3375        0-29
  33712340   5/1/2004   4/1/2034          358    243000       242469   7.625   1,719.94   6/1/2004             90        0-29
  33520644   5/1/2004   4/1/2034          357    264000       264000   5.625   1,237.50   7/1/2004             80        0-29
  33540931   5/1/2004   4/1/2034          358     71250     71098.14    7.75     510.45   6/1/2004             95        0-29
4000128309   5/1/2004   4/1/2034          357    275500     274673.1       6   1,651.76   7/1/2004             95        0-29
  34127407   5/1/2004   4/1/2034          357    139500    139171.54    7.25     951.64   7/1/2004            100        0-29

                              INITIAL                     PREPAYMENT                                        FIRST RATE   RATE RESET
  LOANID     INDEX   MARGIN     CAP     FLOOR   CEILING      TERM              PREPAYMENT PENALTY           RESET DATE    FREQUENCY
-----------------------------------------------------------------------------------------------------------------------------------
  33687658    6ML    4.375       3      5.625   11.625           24    6 mo.s interest less 20% obal          4/1/2006    1/6/1900
  33432972    6ML    4.375       3      5.875   11.875    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  32716367    6ML    3.875       3       5.25    11.25    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33732868    6ML    3.625       3      5.875   11.875     2/5/1900    6 mo.s interest less 20% obal          4/1/2009           6
  33945163    6ML     5.25       3      5.875   11.875    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33521675    6ML    4.375       3      6.125   12.125     2/5/1900    6 mo.s interest less 20% obal          4/1/2009           6
  33948126    6ML    5.375       3          7       13    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33882366    6ML    5.875       3      7.125   13.125    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33540055    6ML        6       3        8.5     14.5    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33118084    6ML    4.875       3      5.875   11.875     2/5/1900    min (2% prepaid, 60 days interest)     4/1/2006           6
  34104463    6ML    3.625       3      5.625   11.625    1/12/1900    6 mo.s interest less 20% obal          4/1/2009           6
  33741919    6ML    5.375       3       6.99    12.99    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33535469    6ML    6.625       3      7.875   13.875    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33366865    6ML      7.5       3      8.375   14.375     2/5/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33236142    6ML     4.25       3      6.375   12.375     2/5/1900    6 mo.s interest less 20% obal          4/1/2009           6
  33762444    6ML      4.5       3       5.75    11.75     1/0/1900    None                                   4/1/2006           6
  33818089    6ML    4.125       3        5.5     11.5     1/0/1900    None                                   4/1/2006           6
  32677601    6ML      4.5       3       5.25    11.25     2/5/1900    6 mo.s interest less 20% obal          4/1/2006           6
  34046961    6ML    5.875       3       6.25    12.25    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  32913121    6ML    6.125       3        7.5     13.5    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33234659    6ML     5.75       3       7.25    13.25    1/24/1900    6 mo.s interest less 20% obal          4/1/2009           6
  33962739    6ML      3.5       3      5.125   11.125     2/5/1900    6 mo.s interest less 20% obal          4/1/2009           6
  33036518    6ML    3.375       3       5.99    11.99    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33827635    6ML    4.625       3          7       13     1/0/1900    None                                   4/1/2006           6
  33452384    6ML      5.5       3      7.375   13.375    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33533209    6ML    6.625       3      7.875   13.875    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33815341    6ML    5.125       3       6.25    12.25     1/0/1900    None                                   4/1/2006           6
  33512328    6ML      5.5       3        6.5     12.5    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33116666    6ML    5.125       3       6.25    12.25     2/5/1900    min (2% prepaid, 60 days interest)     4/1/2006           6
  33468844    6ML    4.625       3       6.75    12.75     1/0/1900    None                                   4/1/2006           6
  34102616    6ML    4.625       3      6.125   12.125     2/5/1900    6 mo.s interest less 20% obal          4/1/2009           6
  33729062    6ML    4.375       3      6.375   12.375     2/5/1900    6 mo.s interest less 20% obal          4/1/2009           6
  33827080    6ML        5       3       6.75    12.75    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
4000102716    6ML    5.125       3      5.999   11.999    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33533860    6ML      5.5       3          7       13    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33982729    6ML    5.125       3       6.25    12.25    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33813452    6ML      5.5       3       8.25    14.25     1/0/1900    None                                   4/1/2006           6
  33944935    6ML     3.75       3      5.125   11.125    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
4000127616    6ML    6.625       3      7.999       14     2/5/1900    6 mo.s interest less 20% obal          4/1/2009           6
  33150129    6ML      4.5       3      5.625   11.625    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33922204    6ML    6.375       3       7.75    13.75    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33743410    6ML      4.5       3      6.375   12.375    1/24/1900    6 mo.s interest less 20% obal          4/1/2009           6
  33732249    6ML    5.375       3      6.875   12.875    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  32676173    6ML    5.125       3      6.625   12.625    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33115783    6ML     5.75       3       6.25    12.25     2/5/1900    min (2% prepaid, 60 days interest)     4/1/2006           6
  33433053    6ML    4.375       3       5.75    11.75     1/0/1900    None                                   4/1/2006           6
  33289554    6ML     4.75       3          6       12    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33427014    6ML    5.375       3       7.25    13.25    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33217118    6ML        6       3      7.875   13.875     1/0/1900    None                                   4/1/2006           6
  33418393    6ML    3.375       3      4.875   10.875    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33767799    6ML     5.25       3        6.5     12.5     1/0/1900    None                                   4/1/2006           6
  33218686    6ML    5.875       3          7       13    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33686510    6ML      4.5       3          6       12    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
4000118348    6ML    4.375       3       5.75    11.75    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33815663    6ML      4.5       3       5.75    11.75    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33805128    6ML      4.5       3       7.25    13.25     1/0/1900    None                                   4/1/2006           6
  33204868    6ML    5.375       3        7.5     13.5     2/5/1900    6 mo.s interest less 20% obal          4/1/2009           6
  33507369    6ML    5.375       3       6.25    12.25    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33446642    6ML     4.25       3       6.75    12.75     1/0/1900    None                                   4/1/2006           6
  33712340    6ML        6       3      7.625   13.625     1/0/1900    None                                   4/1/2006           6
  33520644    6ML    4.125       3      5.625   11.625    1/24/1900    6 mo.s interest less 20% obal          4/1/2009           6
  33540931    6ML    7.125       3       7.75    13.75    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
4000128309    6ML     5.75       3          6       12     2/5/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  34127407    6ML        5       3       7.25    13.25    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6

              PAYMENT
               RESET
  LOANID     FREQUENCY    PURPOSE   DIV   IO   IOTERM
-----------------------------------------------------
  33687658       6       Purchase   N     Y      60
  33432972       6       Purchase   N     Y      60
  32716367       6       Purchase   N     Y      60
  33732868       6       C/O Refi   N     Y      60
  33945163       6       R/T Refi   N     N       0
  33521675       6       Purchase   N     Y      60
  33948126       6       C/O Refi   N     Y      60
  33882366       6       C/O Refi   N     Y      60
  33540055       6       Purchase   N     N       0
  33118084       6       C/O Refi   N     N       0
  34104463       6       Purchase   N     Y      60
  33741919       6       C/O Refi   N     Y      60
  33535469       6       Purchase   N     Y      60
  33366865       6       C/O Refi   N     N       0
  33236142       6       C/O Refi   N     Y      60
  33762444       6       Purchase   N     N       0
  33818089       6       Purchase   N     Y      60
  32677601       6       Purchase   N     Y      60
  34046961       6       Purchase   N     N       0
  32913121       6       Purchase   N     N       0
  33234659       6       C/O Refi   N     Y      60
  33962739       6       Purchase   N     Y      60
  33036518       6       Purchase   N     N       0
  33827635       6       C/O Refi   N     N       0
  33452384       6       C/O Refi   N     Y      60
  33533209       6       Purchase   N     Y      60
  33815341       6       Purchase   N     Y      60
  33512328       6       C/O Refi   N     Y      60
  33116666       6       C/O Refi   N     Y      60
  33468844       6       Purchase   N     Y      60
  34102616       6       Purchase   N     Y      60
  33729062       6       Purchase   N     Y      60
  33827080       6       C/O Refi   N     N       0
4000102716       6       C/O Refi   N     Y      60
  33533860       6       R/T Refi   N     N       0
  33982729       6       C/O Refi   N     Y      60
  33813452       6       Purchase   N     N       0
  33944935       6       Purchase   N     Y      60
4000127616       6       R/T Refi   N     Y      60
  33150129       6       Purchase   N     Y      60
  33922204       6       C/O Refi   N     N       0
  33743410       6       Purchase   N     Y      60
  33732249       6       Purchase   N     Y      60
  32676173       6       C/O Refi   N     N       0
  33115783       6       C/O Refi   N     Y      60
  33433053       6       C/O Refi   N     N       0
  33289554       6       Purchase   N     Y      60
  33427014       6       Purchase   N     N       0
  33217118       6       Purchase   N     Y      60
  33418393       6       Purchase   N     Y      60
  33767799       6       C/O Refi   N     N       0
  33218686       6       Purchase   N     Y      60
  33686510       6       C/O Refi   N     Y      60
4000118348       6       R/T Refi   N     N       0
  33815663       6       Purchase   N     Y      60
  33805128       6       Purchase   N     N       0
  33204868       6       C/O Refi   N     Y      60
  33507369       6       Purchase   N     Y      60
  33446642       6       C/O Refi   N     N       0
  33712340       6       C/O Refi   N     N       0
  33520644       6       Purchase   N     Y      60
  33540931       6       Purchase   N     N       0
4000128309       6       C/O Refi   N     N       0
  34127407       6       Purchase   N     N       0

                                     D-1-37

                                                                PROPERTY                                ORIGINAL    ORIGINATION
  LOANID                CITY              ZIP    STATE            TYPE                OCCUPANCY           TERM          DATE
-------------------------------------------------------------------------------------------------------------------------------
  33948712   TEMECULA                    92592     CA    Single Family            Owner Occupied       12/25/1900    3/25/2004
  33845496   SALT LAKE CITY              84109     UT    Condo                    Owner Occupied       12/25/1900    3/30/2004
  33236340   LAS VEGAS                   89131     NV    PUD                      Owner Occupied       12/25/1900    3/26/2004
  32884884   MARYSVILLE                  95901     CA    Single Family            Owner Occupied       12/25/1900     3/8/2004
  33095928   DERRY                        3038     NH    Single Family            Owner Occupied       12/25/1900    3/29/2004
  33623448   FLINT                       48503     MI    Single Family            Owner Occupied       12/25/1900    3/26/2004
  33809682   MEMPHIS                     38119     TN    PUD                      Owner Occupied       12/25/1900    3/25/2004
  33546086   MURRIETA                    92562     CA    Single Family            Owner Occupied       12/25/1900    3/25/2004
  32236184   TAYLORSVILLE                84118     UT    Single Family            Owner Occupied       12/25/1900    3/29/2004
  33523739   CELINA                      45822     OH    Condo                    Owner Occupied       12/25/1900    3/31/2004
  32717365   TACOMA                      98408     WA    Single Family            Owner Occupied       12/25/1900    3/19/2004
  33705096   LAKE IN THE HILLS           60156     IL    Single Family            Owner Occupied       12/25/1900    3/31/2004
  33905977   PALM BAY                    32908     FL    Single Family            Owner Occupied       12/25/1900     4/5/2004
4000123529   LONGVIEW                    98632     WA    Single Family            Owner Occupied       12/25/1900    3/25/2004
  33813585   NORCROSS                    30092     GA    Single Family            Owner Occupied       12/25/1900    3/26/2004
  33599200   NACOGDOCHES                 75965     TX    Single Family            Owner Occupied       12/25/1900    3/29/2004
  33115171   COLUMBIA HEIGHTS            55421     MN    Single Family            Owner Occupied       12/25/1900    3/26/2004
  33471574   CHINO                       91710     CA    PUD                      Owner Occupied       12/25/1900    3/23/2004
  33539479   VERONA                      15147     PA    Single Family            Owner Occupied       12/25/1900    3/26/2004
  33432493   DALLAS                      75248     TX    Single Family            Owner Occupied       12/25/1900    3/22/2004
  33533233   ERLANGER                    41018     KY    Single Family            Owner Occupied       12/25/1900    3/26/2004
  33448879   SCRANTON                    18505     PA    Single Family            Owner Occupied       12/25/1900    3/26/2004
  33452699   PEMBERTON                    8068     NJ    Single Family            Owner Occupied       12/25/1900    3/24/2004
  33523218   LANCASTER                   43130     OH    Single Family            Owner Occupied       12/25/1900    3/26/2004
  33117698   MONTICELLO                  55362     MN    Single Family            Owner Occupied       12/25/1900    3/31/2004
  32719247   AUBURN                      98092     WA    PUD                      Owner Occupied       12/25/1900    3/25/2004
  33260530   HIALEAH                     33015     FL    Condo                    Owner Occupied       12/25/1900    3/31/2004
  33923624   CLEVELAND HTS               44112     OH    Single Family            Owner Occupied       12/25/1900    3/25/2004
  33946468   SAN DIEGO                   92139     CA    Condo                    Owner Occupied       12/25/1900    3/23/2004
  32775959   BROOKLYN                    11234     NY    Single Family            Owner Occupied       12/25/1900    3/25/2004
  33944000   SAN DIEGO                   92129     CA    Single Family            Owner Occupied       12/25/1900    3/17/2004
  33555699   SAN DEIGO                   92126     CA    Condo                    Owner Occupied       12/25/1900    3/11/2004
  32859092   GRESHAM                     97030     OR    Single Family            Owner Occupied       12/25/1900    3/11/2004
  33591173   SPRING                      77373     TX    PUD                      Owner Occupied       12/25/1900    3/26/2004
  33232588   LAS VEGAS                   89031     NV    PUD                      Non-Owner Occupied   12/25/1900    3/18/2004
  33726092   SANTA CLARITA               91387     CA    Single Family            Owner Occupied       12/25/1900    3/12/2004
  33925462   NORTH RIDGEVILLE            44039     OH    Single Family            Owner Occupied       12/25/1900    3/24/2004
  33983917   PEMBROKE PINES              33029     FL    PUD                      Owner Occupied       12/25/1900    3/26/2004
  33704024   FOREST PARK                 60130     IL    Multi Family - 2 Units   Owner Occupied       12/25/1900    3/30/2004
  33571043   PORTLAND                    97203     OR    Single Family            Owner Occupied       12/25/1900    3/15/2004
  33736265   LOS ANGELES                 90043     CA    Single Family            Owner Occupied       12/25/1900     3/9/2004
  33620279   ORLANDO                     32822     FL    PUD                      Owner Occupied       12/25/1900    3/26/2004
  33942970   SAN DIEGO                   92128     CA    Condo                    Owner Occupied       12/25/1900    3/26/2004
  33735820   CANYON LAKE                 92587     CA    PUD                      Owner Occupied       12/25/1900    3/17/2004
  33519372   GRANADA HILLS               91344     CA    Single Family            Owner Occupied       12/25/1900    3/25/2004
  33731845   MURRIETA                    92562     CA    Single Family            Owner Occupied       12/25/1900    3/25/2004
4000110947   CATHEDRAL CITY              92234     CA    PUD                      Second Home          12/25/1900    3/29/2004
  33944992   EL CAJON                    92021     CA    Single Family            Owner Occupied       12/25/1900    3/23/2004
  33528845   HOWARD                      43028     OH    PUD                      Owner Occupied       12/25/1900    3/25/2004
  33234212   HENDERSON                   89074     NV    PUD                      Owner Occupied       12/25/1900    3/18/2004
  33822560   NORWALK                     90650     CA    Condo                    Owner Occupied       12/25/1900    3/15/2004
  33347345   CHAPEL HILL                 27517     NC    PUD                      Owner Occupied       12/25/1900    3/25/2004
  33339227   TRACY                       95377     CA    PUD                      Owner Occupied       12/25/1900    3/18/2004
  33623364   PONTIAC                     48341     MI    Single Family            Owner Occupied       12/25/1900    3/25/2004
  33738824   LAKEWOOD                    90712     CA    Single Family            Owner Occupied       12/25/1900    3/23/2004
  34042838   GRAND PRAIRIE               75052     TX    PUD                      Second Home          12/25/1900    3/24/2004
  33883158   ESSEX                       21221     MD    Single Family            Owner Occupied       12/25/1900    3/26/2004
  33803180   MEMPHIS                     38116     TN    Condo                    Owner Occupied       12/25/1900    3/30/2004
  33812918   LITHONIA                    30058     GA    Single Family            Owner Occupied       12/25/1900    3/31/2004
  33687914   BAKERSFIELD                 93308     CA    Single Family            Owner Occupied       12/25/1900    3/24/2004
  33561390   SANTA CLARITA               91387     CA    Single Family            Owner Occupied       12/25/1900    3/19/2004
  33965864   AURORA                      80011     CO    Single Family            Owner Occupied       12/25/1900    3/26/2004
  33091851   MOODUS                       6469     CT    Single Family            Owner Occupied       12/25/1900    3/31/2004
  33806795   MACON                       31216     GA    Single Family            Owner Occupied       12/25/1900    3/25/2004

                                                                                            PAID        ORIGINAL
               FIRST    MATURITY    REMAINING   ORIGINAL   SCHEDULED                        THRU     COMBINED LOAN       OTS
  LOANID     PAY DATE     DATE        TERM       BALANCE    BALANCE     RATE     P&I        DATE        TO VALUE     DELINQUENCY
--------------------------------------------------------------------------------------------------------------------------------
  33948712   5/1/2004   4/1/2034          358    252000    251495.95    5.99   1,257.90   6/1/2004          78.75        0-29
  33845496   5/1/2004   4/1/2034          358    108000       107986   5.125     461.25   6/1/2004             80        0-29
  33236340   5/1/2004   4/1/2034          358    272000       272000       6   1,360.00   6/1/2004             80        0-29
  32884884   5/1/2004   4/1/2034          358    193900       193900    5.99     967.88   6/1/2004    94.99500284        0-29
  33095928   5/1/2004   4/1/2034          358    198400       198400       6     992.00   6/1/2004             80        0-29
  33623448   5/1/2004   4/1/2034          358     85500     85330.05   8.625     665.02   6/1/2004             90        0-29
  33809682   5/1/2004   4/1/2034          358    273820       273820    5.75   1,312.05   6/1/2004    79.99789648        0-29
  33546086   5/1/2004   4/1/2034          358    302000       302000    6.25   1,572.92   6/1/2004    65.65217391        0-29
  32236184   5/1/2004   4/1/2034          358    114400    114102.84    6.75     742.00   6/1/2004             80        0-29
  33523739   5/1/2004   4/1/2034          358     90150     90128.81   6.375     478.92   6/1/2004     94.9947313        0-29
  32717365   5/1/2004   4/1/2034          358    142500       142500    5.99     711.31   6/1/2004    91.93548387        0-29
  33705096   5/1/2004   4/1/2034          358    151900       151900   6.125     775.32   6/1/2004    79.98946814        0-29
  33905977   6/1/2004   5/1/2034          358    109800    109599.43   6.875     629.06   7/1/2004             90        0-29
4000123529   5/1/2004   4/1/2034          358    139650     139250.4    6.25     859.85   6/1/2004             95        0-29
  33813585   5/1/2004   4/1/2034          358    224000     223396.1   6.625   1,434.30   6/1/2004    72.72727273        0-29
  33599200   5/1/2004   4/1/2034          358    131100     130727.7   7.875     950.57   6/1/2004             95        0-29
  33115171   5/1/2004   4/1/2034          358    169550    169260.73   8.875   1,349.02   6/1/2004     94.9859944        0-29
  33471574   5/1/2004   4/1/2034          358    276250       276250   6.375   1,467.58   6/1/2004    83.71212121        0-29
  33539479   5/1/2004   4/1/2034          358    108000    107781.14       8     792.47   6/1/2004             90        0-29
  33432493   5/1/2004   4/1/2034          357    143200    142759.83   5.875     847.09   7/1/2004             80        0-29
  33533233   5/1/2004   4/1/2034          358    133800    132515.13     7.5     935.55   6/1/2004    99.98131889        0-29
  33448879   5/1/2004   4/1/2034          357     50650     50539.32   7.625     358.50   7/1/2004    89.96447602        0-29
  33452699   5/1/2004   4/1/2034          358    108000    107758.01     7.5     755.16   6/1/2004             90        0-29
  33523218   5/1/2004   4/1/2034          358     57600      57467.7   7.375     397.83   6/1/2004             80        0-29
  33117698   5/1/2004   4/1/2034          358    266000    265988.46   5.625   1,246.88   6/1/2004             95        0-29
  32719247   5/1/2004   4/1/2034          357    289900     289250.5     7.5   2,027.03   7/1/2004            100        0-29
  33260530   5/1/2004   4/1/2034          358    111600    111599.99   6.625     616.13   6/1/2004             90        0-29
  33923624   5/1/2004   4/1/2034          358     93600     93319.06       6     561.18   6/1/2004             72        0-29
  33946468   5/1/2004   4/1/2034          358    171400       171400   6.375     910.56   6/1/2004    60.14035088        0-29
  32775959   5/1/2004   4/1/2034          358    165000    164527.85    6.25   1,015.94   6/1/2004    43.42105263        0-29
  33944000   5/1/2004   4/1/2034          358    260000       260000   6.375   1,381.25   6/1/2004    52.84552846        0-29
  33555699   5/1/2004   4/1/2034          357    240000       240000   5.375   1,075.00   7/1/2004             80        0-29
  32859092   5/1/2004   4/1/2034          357    122000    121712.74    7.25     832.26   7/1/2004    70.93023256        0-29
  33591173   5/1/2004   4/1/2034          358    139256    138807.26   5.625     801.64   6/1/2004    79.99954042        0-29
  33232588   5/1/2004   4/1/2034          358    162800       162800   6.375     864.88   6/1/2004    84.98243453        0-29
  33726092   5/1/2004   4/1/2034          358    303900       303900   6.375   1,614.47   6/1/2004    79.99473546        0-29
  33925462   5/1/2004   4/1/2034          358    136000     135679.8    7.25     927.76   6/1/2004             85        0-29
  33983917   5/1/2004   4/1/2034          357    236000       236000    5.75   1,130.83   7/1/2004             80        0-29
  33704024   5/1/2004   4/1/2034          358    389950    388709.38   7.125   2,627.17   6/1/2004    94.99390987        0-29
  33571043   5/1/2004   4/1/2034          357    112000       112000   5.375     501.67   7/1/2004             80        0-29
  33736265   5/1/2004   4/1/2034          357    260000       260000     4.5     975.00   7/1/2004             80        0-29
  33620279   5/1/2004   4/1/2034          358     90750     90561.38   7.875     658.01   6/1/2004             75        0-29
  33942970   5/1/2004   4/1/2034          359    176000       176000    4.99     731.87   6/1/2004             80        0-29
  33735820   5/1/2004   4/1/2034          358    300300       300300   5.625   1,407.66   6/1/2004    79.99467235        0-29
  33519372   5/1/2004   4/1/2034          359    308000       308000    5.25   1,347.50   5/1/2004             80        0-29
  33731845   5/1/2004   4/1/2034          358    175000    174510.92   6.375   1,091.78   6/1/2004    56.08974359        0-29
4000110947   5/1/2004   4/1/2034          358    201850    201362.87   7.125   1,359.90   6/1/2004    84.98947368        0-29
  33944992   5/1/2004   4/1/2034          357    279900       279860   4.375   1,020.47   7/1/2004    79.99428408        0-29
  33528845   5/1/2004   4/1/2034          358    107200    106906.84     6.5     677.58   6/1/2004             80        0-29
  33234212   5/1/2004   4/1/2034          358    120000    119946.47   6.375     637.50   6/1/2004             80        0-29
  33822560   5/1/2004   4/1/2034          358    180000    179991.88    5.25     787.50   6/1/2004             80        0-29
  33347345   5/1/2004   4/1/2034          358    186800    186401.92    7.75   1,338.26   6/1/2004    89.98073218        0-29
  33339227   5/1/2004   4/1/2034          358    305750       305750     5.5   1,401.35   6/1/2004    79.99089556        0-29
  33623364   5/1/2004   4/1/2034          358    104000    103984.86   5.625     487.50   6/1/2004             80        0-29
  33738824   5/1/2004   4/1/2034          358    328000       328000   5.875   1,605.83   6/1/2004             80        0-29
  34042838   5/1/2004   4/1/2034          358    136300     135765.9   6.625     872.75   6/1/2004    94.98919785        0-29
  33883158   5/1/2004   4/1/2034          359    152000       152000   7.375     934.17   5/1/2004    82.60869565        0-29
  33803180   5/1/2004   4/1/2034          358     56000      55909.9   9.125     455.64   6/1/2004            100        0-29
  33812918   5/1/2004   4/1/2034          358     94800     94799.99   6.625     523.38   6/1/2004             80        0-29
  33687914   5/1/2004   4/1/2034          358    141850       141850   5.625     664.92   6/1/2004    79.97316375        0-29
  33561390   5/1/2004   4/1/2034          358    283200       283200    5.75   1,357.00   6/1/2004             80        0-29
  33965864   5/1/2004   4/1/2034          358    154700    154651.66     7.5     966.88   6/1/2004             85        0-29
  33091851   5/1/2004   4/1/2034          358    273400       273400   5.875   1,338.52   6/1/2004             80        0-29
  33806795   5/1/2004   4/1/2034          358    122750       122750     7.5     767.19   6/1/2004    89.99266862        0-29

                              INITIAL                     PREPAYMENT                                        FIRST RATE   RATE RESET
  LOANID     INDEX   MARGIN     CAP     FLOOR   CEILING      TERM              PREPAYMENT PENALTY           RESET DATE    FREQUENCY
-----------------------------------------------------------------------------------------------------------------------------------
  33948712    6ML    4.625       3       5.99    11.99    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33845496    6ML      3.5       3      5.125   11.125     2/5/1900    6 mo.s interest less 20% obal          4/1/2009           6
  33236340    6ML    4.875       3          6       12    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  32884884    6ML      5.5       3       5.99    11.99    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33095928    6ML        5       3          6       12    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33623448    6ML    7.375       3      8.625   14.625    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33809682    6ML    4.375       3       5.75    11.75    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33546086    6ML    4.125       3       6.25    12.25     2/5/1900    6 mo.s interest less 20% obal          4/1/2009           6
  32236184    6ML    5.375       3       6.75    12.75    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33523739    6ML        5       3      6.375   12.375    1/12/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  32717365    6ML    4.875       3       5.99    11.99     2/5/1900    6 mo.s interest less 20% obal          4/1/2009           6
  33705096    6ML        5       3      6.125   12.125    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33905977    6ML    5.625       3      6.875   12.875    1/24/1900    6 mo.s interest less 20% obal          5/1/2006           6
4000123529    6ML     5.75       3       6.25    12.25     2/5/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33813585    6ML     5.25       3      6.625   12.625     1/0/1900    None                                   4/1/2006           6
  33599200    6ML    6.625       3      7.875   13.875    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33115171    6ML    6.125       3      8.875   14.875    1/24/1900    min (2% prepaid, 60 days interest)     4/1/2006           6
  33471574    6ML    4.875       3      6.375   12.375    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33539479    6ML     6.75       3          8       14    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33432493    6ML    3.875       3      5.875   11.875     1/0/1900    None                                   4/1/2009           6
  33533233    6ML        5       3        7.5     13.5    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33448879    6ML    5.625       3      7.625   13.625    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33452699    6ML     6.25       3        7.5     13.5     1/0/1900    None                                   4/1/2006           6
  33523218    6ML     5.75       3      7.375   13.375    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33117698    6ML     5.25       3      5.625   11.625     2/5/1900    min (2% prepaid, 60 days interest)     4/1/2006           6
  32719247    6ML     5.25       3        7.5     13.5    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33260530    6ML    5.375       3      6.625   12.625    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33923624    6ML    4.625       3          6       12     2/5/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33946468    6ML    3.875       3      6.375   12.375    1/24/1900    6 mo.s interest less 20% obal          4/1/2009           6
  32775959    6ML     5.75       3       6.25    12.25     1/0/1900    None                                   4/1/2006           6
  33944000    6ML     4.75       3      6.375   12.375    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33555699    6ML    4.125       3      5.375   11.375    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  32859092    6ML      5.5       3       7.25    13.25    1/12/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33591173    6ML     4.75       3      5.625   11.625    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33232588    6ML      4.5       3      6.375   12.375    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33726092    6ML     5.25       3      6.375   12.375    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33925462    6ML    6.375       3       7.25    13.25     2/5/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33983917    6ML    4.625       3       5.75    11.75    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33704024    6ML    6.125       3      7.125   13.125     1/0/1900    None                                   4/1/2006           6
  33571043    6ML     3.75       3      5.375   11.375     2/5/1900    6 mo.s interest less 20% obal          4/1/2007           6
  33736265    6ML    3.375       3        4.5     10.5    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33620279    6ML    6.375       3      7.875   13.875    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33942970    6ML      3.5       3       4.99    10.99    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33735820    6ML    4.625       3      5.625   11.625    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33519372    6ML    3.875       3       5.25    11.25    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33731845    6ML    4.375       3      6.375   12.375    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
4000110947    6ML    4.375       3      7.125   13.125    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33944992    6ML    3.625       3      4.375   10.375     2/5/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33528845    6ML     5.25       3        6.5     12.5    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33234212    6ML      4.5       3      6.375   12.375    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33822560    6ML    3.625       3       5.25    11.25     2/5/1900    6 mo.s interest less 20% obal          4/1/2009           6
  33347345    6ML      6.5       3       7.75    13.75     1/0/1900    None                                   4/1/2006           6
  33339227    6ML    4.375       3        5.5     11.5    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33623364    6ML     4.25       3      5.625   11.625     2/5/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33738824    6ML    4.125       3      5.875   11.875     2/5/1900    6 mo.s interest less 20% obal          4/1/2009           6
  34042838    6ML    6.125       3      6.625   12.625    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33883158    6ML    5.875       3      7.375   13.375    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33803180    6ML    5.875       3      9.125   15.125    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33812918    6ML      4.5       3      6.625   12.625     1/0/1900    None                                   4/1/2009           6
  33687914    6ML    3.625       3      5.625   11.625    1/24/1900    6 mo.s interest less 20% obal          4/1/2009           6
  33561390    6ML        4       3       5.75    11.75     2/5/1900    6 mo.s interest less 20% obal          4/1/2009           6
  33965864    6ML    6.125       3        7.5     13.5    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33091851    6ML     4.25       3      5.875   11.875     2/5/1900    6 mo.s interest less 20% obal          4/1/2009           6
  33806795    6ML        6       3        7.5     13.5     1/0/1900    None                                   4/1/2006           6

              PAYMENT
               RESET
  LOANID     FREQUENCY    PURPOSE           DIV          IO   IOTERM
--------------------------------------------------------------------
  33948712       6       C/O Refi   N                    Y      60
  33845496       6       Purchase   N                    Y      60
  33236340       6       C/O Refi   N                    Y      60
  32884884       6       Purchase   N                    Y      60
  33095928       6       Purchase   N                    Y      60
  33623448       6       C/O Refi   N                    N       0
  33809682       6       Purchase   N                    Y      60
  33546086       6       R/T Refi   N                    Y      60
  32236184       6       Purchase   N                    N       0
  33523739       6       Purchase   N                    Y      60
  32717365       6       R/T Refi   N                    Y      60
  33705096       6       Purchase   N                    Y      60
  33905977       6       C/O Refi   N                    Y      60
4000123529       6       C/O Refi   N                    N       0
  33813585       6       C/O Refi   N                    N       0
  33599200       6       Purchase   N                    N       0
  33115171       6       Purchase   N                    N       0
  33471574       6       C/O Refi   N                    Y      60
  33539479       6       C/O Refi   N                    N       0
  33432493       6       C/O Refi   N                    N       0
  33533233       6       Purchase   N                    N       0
  33448879       6       Purchase   N                    N       0
  33452699       6       C/O Refi   N                    N       0
  33523218       6       C/O Refi   N                    N       0
  33117698       6       Purchase   N                    Y      60
  32719247       6       Purchase   N                    N       0
  33260530       6       Purchase   N                    Y      60
  33923624       6       C/O Refi   2/28 Dividend Loan   N       0
  33946468       6       C/O Refi   N                    Y      60
  32775959       6       C/O Refi   N                    N       0
  33944000       6       C/O Refi   N                    Y      60
  33555699       6       Purchase   N                    Y      60
  32859092       6       Purchase   N                    N       0
  33591173       6       Purchase   N                    N       0
  33232588       6       Purchase   N                    Y      60
  33726092       6       Purchase   N                    Y      60
  33925462       6       C/O Refi   N                    N       0
  33983917       6       Purchase   N                    Y      60
  33704024       6       Purchase   N                    N       0
  33571043       6       Purchase   N                    Y      60
  33736265       6       Purchase   N                    Y      60
  33620279       6       C/O Refi   N                    N       0
  33942970       6       Purchase   N                    Y      60
  33735820       6       Purchase   N                    Y      60
  33519372       6       Purchase   N                    Y      60
  33731845       6       C/O Refi   N                    N       0
4000110947       6       Purchase   N                    N       0
  33944992       6       Purchase   N                    Y      60
  33528845       6       Purchase   N                    N       0
  33234212       6       C/O Refi   N                    Y      60
  33822560       6       Purchase   N                    Y      60
  33347345       6       R/T Refi   N                    N       0
  33339227       6       Purchase   N                    Y      60
  33623364       6       R/T Refi   N                    Y      60
  33738824       6       Purchase   N                    Y      60
  34042838       6       Purchase   N                    N       0
  33883158       6       C/O Refi   N                    Y      60
  33803180       6       Purchase   N                    N       0
  33812918       6       Purchase   N                    Y      60
  33687914       6       Purchase   N                    Y      60
  33561390       6       Purchase   N                    Y      60
  33965864       6       C/O Refi   N                    Y      60
  33091851       6       Purchase   N                    Y      60
  33806795       6       C/O Refi   N                    Y      60

                                     D-1-38

                                                                PROPERTY                                ORIGINAL    ORIGINATION
  LOANID                CITY              ZIP    STATE            TYPE                OCCUPANCY           TERM          DATE
-------------------------------------------------------------------------------------------------------------------------------
  33710617   MAYWOOD                     60153     IL    Single Family            Owner Occupied       12/25/1900    3/30/2004
  33320318   THORNTON                    80260     CO    Condo                    Owner Occupied       12/25/1900    3/30/2004
  33472762   GROVER BEACH                93433     CA    PUD                      Owner Occupied       12/25/1900    3/26/2004
  33556168   EL CAJON                    92020     CA    Condo                    Owner Occupied       12/25/1900    3/26/2004
  33942558   MERCED                      95348     CA    Single Family            Owner Occupied       12/25/1900    3/25/2004
  31159270   WALLINGFORD                 41093     KY    Single Family            Owner Occupied       12/25/1900    3/29/2004
  33006784   RUSHVILLE                   46173     IN    Single Family            Owner Occupied       12/25/1900    3/29/2004
  33623398   ALLEN PARK                  48101     MI    Single Family            Owner Occupied       12/25/1900    3/26/2004
  33349788   CHARLOTTE                   28213     NC    Single Family            Owner Occupied       12/25/1900    3/25/2004
4000119891   LUMBERTON                    8048     NJ    PUD                      Owner Occupied       12/25/1900    3/31/2004
  34046524   WICHITA FALLS               76309     TX    Single Family            Owner Occupied       12/25/1900    3/31/2004
  33113739   SAINT PAUL                  55107     MN    Single Family            Owner Occupied       12/25/1900    3/26/2004
  33368895   WATERFORD                   48327     MI    Single Family            Owner Occupied       12/25/1900    3/26/2004
  33470550   LANCASTER                   93536     CA    Single Family            Owner Occupied       12/25/1900    3/25/2004
  34083592   PACOIMA                     91331     CA    Single Family            Owner Occupied       12/25/1900    3/25/2004
  33235094   HENDERSON                   89052     NV    PUD                      Owner Occupied       12/25/1900    3/26/2004
  34043042   LONGVIEW                    75601     TX    Single Family            Owner Occupied       12/25/1900    3/26/2004
  33344250   MYRTLE BEACH                29588     SC    Single Family            Owner Occupied       12/25/1900    3/26/2004
  33904707   GOTHA                       34734     FL    PUD                      Owner Occupied       12/25/1900    3/26/2004
  32677791   OCONOMOWOC                  53066     WI    Single Family            Owner Occupied       12/25/1900    3/31/2004
  33815648   MEMPHIS                     38135     TN    Single Family            Owner Occupied       12/25/1900    3/30/2004
  33217472   MESA                        85028     AZ    PUD                      Owner Occupied       12/25/1900    3/25/2004
  32675357   DETROIT                     48205     MI    Single Family            Non-Owner Occupied   12/25/1900     4/5/2004
  33447699   EASTON                      18040     PA    Single Family            Owner Occupied       12/25/1900    3/26/2004
  33909367   RIVERVIEW                   33569     FL    PUD                      Owner Occupied       12/25/1900    3/31/2004
  33453101   PHILADELPHIA                19138     PA    Single Family            Owner Occupied       12/25/1900    3/24/2004
  33511759   LOS ANGELES                 90002     CA    Single Family            Non-Owner Occupied   12/25/1900    3/22/2004
  33116781   MOUND                       55364     MN    Single Family            Owner Occupied       12/25/1900    3/25/2004
  33416512   WILDOMAR                    92595     CA    Single Family            Owner Occupied       12/25/1900    3/17/2004
  33842485   SALT LAKE CITY              84124     UT    Single Family            Owner Occupied       12/25/1900    3/23/2004
  33842873   SALT LAKE CITY              84117     UT    Single Family            Non-Owner Occupied   12/25/1900    3/23/2004
  33944588   SAN DIEGO                   92114     CA    Single Family            Non-Owner Occupied   12/25/1900    3/24/2004
  33233008   LAS VEGAS                   89031     NV    PUD                      Owner Occupied       12/25/1900    3/24/2004
  33708777   TINLEY PARK                 60477     IL    Single Family            Owner Occupied       12/25/1900    3/26/2004
4000128797   LOWELL                       1852     MA    Condo                    Owner Occupied       12/25/1900    3/31/2004
  33623109   ROCHESTER HILLS             48309     MI    Single Family            Owner Occupied       12/25/1900    3/24/2004
  33284969   SAN JOSE                    95111     CA    PUD                      Owner Occupied       12/25/1900    3/12/2004
  33737412   POMONA                      91768     CA    Single Family            Owner Occupied       12/25/1900    3/18/2004
  33737859   LOS ANGELES                 90022     CA    Single Family            Non-Owner Occupied   12/25/1900    3/25/2004
  33740721   SAN BERNARDINO              92407     CA    Single Family            Owner Occupied       12/25/1900    3/22/2004
  33844515   SALT LAKE CITY              84103     UT    Condo >4                 Owner Occupied       12/25/1900    3/30/2004
  33452194   PHILADELPHIA                19139     PA    Single Family            Owner Occupied       12/25/1900    3/26/2004
  33623406   ANN ARBOR                   48103     MI    Single Family            Owner Occupied       12/25/1900    3/26/2004
  33741760   CARMICHAEL                  95608     CA    Single Family            Owner Occupied       12/25/1900    3/23/2004
  33346115   MONROE                      28112     NC    Single Family            Owner Occupied       12/25/1900    3/26/2004
  33707126   CHICAGO                     60612     IL    Condo                    Owner Occupied       12/25/1900    3/29/2004
  33258385   CORAL SPRINGS               33065     FL    Condo                    Owner Occupied       12/25/1900    3/26/2004
  33703125   DOLTON                      60419     IL    Single Family            Owner Occupied       12/25/1900    3/23/2004
  33946559   SAN DIEGO                   92154     CA    Single Family            Owner Occupied       12/25/1900    3/23/2004
  33467648   BIG BEAR CITY AREA          92314     CA    Single Family            Second Home          12/25/1900     3/5/2004
  33816026   PORTLAND                    37148     TN    Single Family            Owner Occupied       12/25/1900    3/25/2004
  33098948   WATERBURY                    6704     CT    Single Family            Owner Occupied       12/25/1900    3/31/2004
  33964263   DENVER                      80221     CO    Single Family            Owner Occupied       12/25/1900    3/31/2004
  33984626   HOLLYWOOD                   33028     FL    PUD                      Owner Occupied       12/25/1900    3/26/2004
  33598426   SPRING                      77373     TX    PUD                      Owner Occupied       12/25/1900    3/26/2004
  33540022   WESTERVILLE                 43082     OH    Single Family            Owner Occupied       12/25/1900    3/31/2004
  33963075   BAILEY                      80421     CO    Single Family            Owner Occupied       12/25/1900    3/26/2004
  33561382   PICO RIVERA                 90660     CA    Single Family            Owner Occupied       12/25/1900    3/24/2004
  33596545   HOUSTON                     77017     TX    Single Family            Owner Occupied       12/25/1900    3/25/2004
  33684424   PATTERSON                   95363     CA    Single Family            Owner Occupied       12/25/1900    3/23/2004
  33685793   SANGER                      93657     CA    Single Family            Owner Occupied       12/25/1900    3/19/2004
  33826629   INDIO                       92201     CA    Single Family            Owner Occupied       12/25/1900    3/24/2004
  33828336   SAN JACINTO                 92582     CA    Single Family            Owner Occupied       12/25/1900    3/23/2004
  33233784   LAS VEGAS                   89121     NV    PUD                      Owner Occupied       12/25/1900    3/24/2004

                                                                                            PAID        ORIGINAL
               FIRST    MATURITY    REMAINING   ORIGINAL   SCHEDULED                        THRU     COMBINED LOAN       OTS
  LOANID     PAY DATE     DATE        TERM       BALANCE    BALANCE     RATE     P&I        DATE        TO VALUE     DELINQUENCY
--------------------------------------------------------------------------------------------------------------------------------
  33710617   5/1/2004   4/1/2034          359    130450    130164.94   7.625     923.32   5/1/2004    79.98160638        0-29
  33320318   5/1/2004   4/1/2034          358    128800       128800    5.25     563.50   6/1/2004             80        0-29
  33472762   5/1/2004   4/1/2034          357    293600       293600    4.75   1,162.17   7/1/2004             80        0-29
  33556168   5/1/2004   4/1/2034          357    253600       253600     5.5   1,162.33   7/1/2004             80        0-29
  33942558   5/1/2004   4/1/2034          358    269450    268561.15     5.5   1,529.91   6/1/2004    79.98919426        0-29
  31159270   5/1/2004   4/1/2034          357     54400     54295.21    8.25     408.69   7/1/2004             80        0-29
  33006784   5/1/2004   4/1/2034          357     42400     42300.16    7.25     289.25   7/1/2004             80        0-29
  33623398   5/1/2004   4/1/2034          358    169650       169650     6.5     918.94   6/1/2004             90        0-29
  33349788   5/1/2004   4/1/2034          358     71600     71435.53   7.375     494.53   6/1/2004    74.97382199        0-29
4000119891   5/1/2004   4/1/2034          358    168000       168000    5.25     735.00   6/1/2004             80        0-29
  34046524   5/1/2004   4/1/2034          359     75600     75454.37    8.25     567.96   5/1/2004             90        0-29
  33113739   5/1/2004   4/1/2034          358    130500    130207.62     7.5     912.48   6/1/2004             90        0-29
  33368895   5/1/2004   4/1/2034          358    177000       177000   6.375     940.31   6/1/2004    90.76923077        0-29
  33470550   5/1/2004   4/1/2034          358    280200    279617.68   7.875   2,031.65   6/1/2004    94.98305085        0-29
  34083592   5/1/2004   4/1/2034          358    282400       282400       5   1,176.67   6/1/2004             80        0-29
  33235094   5/1/2004   4/1/2034          358    272000       272000   6.625   1,501.67   6/1/2004             85        0-29
  34043042   5/1/2004   4/1/2034          358    118550    118315.75   8.125     880.24   6/1/2004    84.98207885        0-29
  33344250   5/1/2004   4/1/2034          358    132000    131725.65   7.875     957.10   6/1/2004             80        0-29
  33904707   5/1/2004   4/1/2034          358    137250    137222.58   6.875     786.33   6/1/2004    94.98269896        0-29
  32677791   5/1/2004   4/1/2034          359    232000       232000       6   1,160.00   5/1/2004             80        0-29
  33815648   5/1/2004   4/1/2034          358    110240    109383.95       7     733.43   6/1/2004             80        0-29
  33217472   5/1/2004   4/1/2034          358    192000    191525.07       7   1,277.39   6/1/2004             80        0-29
  32675357   6/1/2004   5/1/2034          359     79050        79050   7.625     502.30   6/1/2004             85        0-29
  33447699   5/1/2004   4/1/2034          358    210000    209513.59   7.625   1,486.37   6/1/2004             70        0-29
  33909367   5/1/2004   4/1/2034          358    135900       135900    6.25     707.81   6/1/2004    79.98822837        0-29
  33453101   5/1/2004   4/1/2034          358     45000        45000     6.5     243.75   6/1/2004          56.25        0-29
  33511759   5/1/2004   4/1/2034          358    143200       143200   6.625     790.58   6/1/2004             80        0-29
  33116781   5/1/2004   4/1/2034          358    191250       191150   5.375     856.64   6/1/2004             85        0-29
  33416512   5/1/2004   4/1/2034          358    275000    274996.53     6.5   1,489.58   6/1/2004    83.33333333        0-29
  33842485   5/1/2004   4/1/2034          358    265050       265050    6.75   1,490.91   6/1/2004             95        0-29
  33842873   5/1/2004   4/1/2034          358    192000       192000   7.125   1,140.00   6/1/2004             80        0-29
  33944588   5/1/2004   4/1/2034          358    280500    279771.39    6.75   1,819.32   6/1/2004             85        0-29
  33233008   5/1/2004   4/1/2034          357    205600     204981.7    5.99   1,231.36   7/1/2004             80        0-29
  33708777   5/1/2004   4/1/2034          359    156000    155650.48     7.5   1,090.78   5/1/2004             80        0-29
4000128797   5/1/2004   4/1/2034          358    142400       142400   6.375     756.50   6/1/2004    94.99666444        0-29
  33623109   5/1/2004   4/1/2034          358    160550    160179.99   7.375   1,108.88   6/1/2004             95        0-29
  33284969   5/1/2004   4/1/2034          358    333600    333538.25   5.375   1,494.25   6/1/2004             80        0-29
  33737412   5/1/2004   4/1/2034          357    238000       238000    5.99   1,188.02   7/1/2004             85        0-29
  33737859   5/1/2004   4/1/2034          358    228000       228000   6.125   1,163.75   6/1/2004             80        0-29
  33740721   5/1/2004   4/1/2034          358    130400       130400     5.5     597.67   6/1/2004             80        0-29
  33844515   5/1/2004   4/1/2034          358    110000       108800    6.25     572.92   6/1/2004    52.38095238        0-29
  33452194   5/1/2004   4/1/2034          357     36000     35943.56    9.25     296.17   7/1/2004    80.17817372        0-29
  33623406   5/1/2004   4/1/2034          358    184500    184020.74    6.75   1,196.67   6/1/2004             75        0-29
  33741760   5/1/2004   4/1/2034          358    178500     178003.2     6.5   1,128.25   6/1/2004             70        0-29
  33346115   5/1/2004   4/1/2034          358    213750       213750   6.375   1,135.55   6/1/2004    94.57964602        0-29
  33707126   5/1/2004   4/1/2034          358    213600       213600   5.875   1,045.75   6/1/2004             80        0-29
  33258385   5/1/2004   4/1/2034          358     76500        76500   7.625     486.09   6/1/2004             90        0-29
  33703125   5/1/2004   4/1/2034          358     72250     72096.02    7.75     517.61   6/1/2004             85        0-29
  33946559   5/1/2004   4/1/2034          358    189800    189229.22    5.99   1,136.73   6/1/2004    43.25630156        0-29
  33467648   5/1/2004   4/1/2034          358    171000    170485.75    5.99   1,024.14   6/1/2004             95        0-29
  33816026   5/1/2004   4/1/2034          358    108000    107690.96    6.25     664.98   6/1/2004             80        0-29
  33098948   5/1/2004   4/1/2034          358    109250     108929.8   6.125     663.82   6/1/2004             95        0-29
  33964263   5/1/2004   4/1/2034          358    152000       152000    5.25     665.00   6/1/2004             80        0-29
  33984626   5/1/2004   4/1/2034          358    301500    301413.63   6.875   1,727.34   6/1/2004             90        0-29
  33598426   5/1/2004   4/1/2034          358    157900    157563.49    7.75   1,131.22   6/1/2004    89.98432825        0-29
  33540022   5/1/2004   4/1/2034          358    245000    244277.64     7.5   1,713.08   6/1/2004            100        0-29
  33963075   5/1/2004   4/1/2034          358    164000    163951.25     6.5     888.33   6/1/2004             80        0-29
  33561382   5/1/2004   4/1/2034          358    290000    289979.11    5.75   1,389.58   6/1/2004    67.44186047        0-29
  33596545   5/1/2004   4/1/2034          358     53950     53835.01    7.75     386.51   6/1/2004    59.94444444        0-29
  33684424   5/1/2004   4/1/2034          359    181900       181900   5.875     890.55   5/1/2004    80.84444444        0-29
  33685793   5/1/2004   4/1/2034          358    174000    173580.06   7.125   1,172.28   6/1/2004            100        0-29
  33826629   5/1/2004   4/1/2034          358    153000       153000   5.875     749.06   6/1/2004        79.6875        0-29
  33828336   5/1/2004   4/1/2034          358    199900     199899.2   5.375     895.39   6/1/2004     79.9919968        0-29
  33233784   5/1/2004   4/1/2034          358    115000       115000    7.25     694.79   6/1/2004    69.48640483        0-29

                              INITIAL                     PREPAYMENT                                        FIRST RATE   RATE RESET
  LOANID     INDEX   MARGIN     CAP     FLOOR   CEILING      TERM              PREPAYMENT PENALTY           RESET DATE    FREQUENCY
-----------------------------------------------------------------------------------------------------------------------------------
  33710617    6ML        6       3      7.625   13.625    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33320318    6ML     3.75       3       5.25    11.25    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33472762    6ML      3.5       3       4.75    10.75    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33556168    6ML    4.125       3        5.5     11.5    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33942558    6ML    4.875       3        5.5     11.5    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  31159270    6ML    6.875       3       8.25    14.25    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33006784    6ML        6       3       7.25    13.25    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33623398    6ML    5.875       3        6.5     12.5     2/5/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33349788    6ML     5.75       3      7.375   13.375     1/0/1900    None                                   4/1/2006           6
4000119891    6ML      3.5       3       5.25    11.25     1/0/1900    None                                   4/1/2009           6
  34046524    6ML     7.25       3       8.25    14.25    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33113739    6ML    5.625       3        7.5     13.5     2/5/1900    min (2% prepaid, 60 days interest)     4/1/2006           6
  33368895    6ML     5.25       3      6.375   12.375    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33470550    6ML      5.5       3      7.875   13.875     2/5/1900    6 mo.s interest less 20% obal          4/1/2006           6
  34083592    6ML     3.75       3          5       11    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33235094    6ML    5.625       3      6.625   12.625    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  34043042    6ML     7.25       3      8.125   14.125     2/5/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33344250    6ML     6.25       3      7.875   13.875     1/0/1900    None                                   4/1/2006           6
  33904707    6ML    6.375       3      6.875   12.875     2/5/1900    6 mo.s interest less 20% obal          4/1/2006           6
  32677791    6ML     5.25       3          6       12     2/5/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33815648    6ML        6       3          7       13    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33217472    6ML    5.875       3          7       13    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  32675357    6ML     5.75       3      7.625   13.625     2/5/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2007           6
  33447699    6ML    6.125       3      7.625   13.625    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33909367    6ML    4.875       3       6.25    12.25    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33453101    6ML     4.75       3        6.5     12.5    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33511759    6ML     3.75       3      6.625   12.625     1/0/1900    None                                   4/1/2006           6
  33116781    6ML    4.375       3      5.375   11.375     2/5/1900    min (2% prepaid, 60 days interest)     4/1/2006           6
  33416512    6ML    4.625       3        6.5     12.5     2/5/1900    6 mo.s interest less 20% obal          4/1/2009           6
  33842485    6ML    5.625       3       6.75    12.75    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33842873    6ML        5       3      7.125   13.125    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33944588    6ML        4       3       6.75    12.75     1/0/1900    None                                   4/1/2006           6
  33233008    6ML    3.625       3       5.99    11.99    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33708777    6ML     5.75       3        7.5     13.5     2/5/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
4000128797    6ML        5       3      6.375   12.375    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33623109    6ML      6.5       3      7.375   13.375    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33284969    6ML     4.25       3      5.375   11.375           24    6 mo.s interest less 20% obal          4/1/2006           6
  33737412    6ML        5       3       5.99    11.99    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33737859    6ML      3.5       3      6.125   12.125     1/0/1900    None                                   4/1/2006           6
  33740721    6ML        4       3        5.5     11.5    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33844515    6ML    4.375       3       6.25    12.25    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33452194    6ML     6.75       3       9.25    15.25           24    6 mo.s interest less 20% obal          4/1/2006           6
  33623406    6ML     5.75       3       6.75    12.75           36    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33741760    6ML        5       3        6.5     12.5    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33346115    6ML     5.25       3      6.375   12.375     1/0/1900    None                                   4/1/2006           6
  33707126    6ML    4.375       3      5.875   11.875    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33258385    6ML    6.125       3      7.625   13.625    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33703125    6ML    5.625       3       7.75    13.75     1/0/1900    None                                   4/1/2007           6
  33946559    6ML    4.125       3       5.99    11.99           36    6 mo.s interest less 20% obal          4/1/2009           6
  33467648    6ML    5.125       3       5.99    11.99    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33816026    6ML    5.375       3       6.25    12.25    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33098948    6ML    5.125       3      6.125   12.125    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33964263    6ML    4.375       3       5.25    11.25    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33984626    6ML      5.5       3      6.875   12.875           24    6 mo.s interest less 20% obal          4/1/2009           6
  33598426    6ML        7       3       7.75    13.75    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33540022    6ML     5.25       3        7.5     13.5    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33963075    6ML    5.375       3        6.5     12.5           24    6 mo.s interest less 20% obal          4/1/2006           6
  33561382    6ML    3.375       3       5.75    11.75     2/5/1900    6 mo.s interest less 20% obal          4/1/2009           6
  33596545    6ML        6       3       7.75    13.75     1/0/1900    None                                   4/1/2006           6
  33684424    6ML     4.75       3      5.875   11.875    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33685793    6ML     5.25       3      7.125   13.125     2/5/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33826629    6ML    4.125       3      5.875   11.875     2/5/1900    6 mo.s interest less 20% obal          4/1/2009           6
  33828336    6ML        4       3      5.375   11.375           24    6 mo.s interest less 20% obal          4/1/2006           6
  33233784    6ML      5.5       3       7.25    13.25    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6

              PAYMENT
               RESET
  LOANID     FREQUENCY    PURPOSE   DIV   IO   IOTERM
-----------------------------------------------------
  33710617       6       Purchase   N     N       0
  33320318       6       Purchase   N     Y      60
  33472762       6       Purchase   N     Y      60
  33556168       6       Purchase   N     Y      60
  33942558       6       Purchase   N     N       0
  31159270       6       Purchase   N     N       0
  33006784       6       Purchase   N     N       0
  33623398       6       C/O Refi   N     Y      60
  33349788       6       C/O Refi   N     N       0
4000119891       6       Purchase   N     Y      60
  34046524       6       Purchase   N     N       0
  33113739       6       R/T Refi   N     N       0
  33368895       6       C/O Refi   N     Y      60
  33470550       6       Purchase   N     N       0
  34083592       6       Purchase   N     Y      60
  33235094       6       Purchase   N     Y      60
  34043042       6       Purchase   N     N       0
  33344250       6       Purchase   N     N       0
  33904707       6       Purchase   N     Y      60
  32677791       6       Purchase   N     Y      60
  33815648       6       Purchase   N     N       0
  33217472       6       Purchase   N     N       0
  32675357       6       Purchase   N     Y      60
  33447699       6       Purchase   N     N       0
  33909367       6       Purchase   N     Y      60
  33453101       6       C/O Refi   N     Y      60
  33511759       6       C/O Refi   N     Y      60
  33116781       6       R/T Refi   N     Y      60
  33416512       6       C/O Refi   N     Y      60
  33842485       6       C/O Refi   N     Y      60
  33842873       6       C/O Refi   N     Y      60
  33944588       6       Purchase   N     N       0
  33233008       6       Purchase   N     N       0
  33708777       6       C/O Refi   N     N       0
4000128797       6       Purchase   N     Y      60
  33623109       6       C/O Refi   N     N       0
  33284969       6       Purchase   N     Y      60
  33737412       6       Purchase   N     Y      60
  33737859       6       C/O Refi   N     Y      60
  33740721       6       Purchase   N     Y      60
  33844515       6       Purchase   N     Y      60
  33452194       6       Purchase   N     N       0
  33623406       6       C/O Refi   N     N       0
  33741760       6       C/O Refi   N     N       0
  33346115       6       R/T Refi   N     Y      60
  33707126       6       Purchase   N     Y      60
  33258385       6       Purchase   N     Y      60
  33703125       6       C/O Refi   N     N       0
  33946559       6       R/T Refi   N     N       0
  33467648       6       Purchase   N     N       0
  33816026       6       Purchase   N     N       0
  33098948       6       Purchase   N     N       0
  33964263       6       Purchase   N     Y      60
  33984626       6       C/O Refi   N     Y      60
  33598426       6       Purchase   N     N       0
  33540022       6       Purchase   N     N       0
  33963075       6       Purchase   N     Y      60
  33561382       6       C/O Refi   N     Y      60
  33596545       6       C/O Refi   N     N       0
  33684424       6       Purchase   N     Y      60
  33685793       6       Purchase   N     N       0
  33826629       6       C/O Refi   N     Y      60
  33828336       6       Purchase   N     Y      60
  33233784       6       C/O Refi   N     Y      60

                                     D-1-39

                                                                PROPERTY                                ORIGINAL    ORIGINATION
  LOANID                CITY              ZIP    STATE            TYPE                OCCUPANCY           TERM          DATE
-------------------------------------------------------------------------------------------------------------------------------
  33686304   FRESNO                      93728     CA    Single Family            Owner Occupied       12/25/1900    3/25/2004
  32476061   CAMPBELL                    44405     OH    Single Family            Owner Occupied       12/25/1900    3/26/2004
  33731266   (ARLETA AREA) LOS ANGELES   91331     CA    Single Family            Owner Occupied       12/25/1900    3/18/2004
  33724345   SAN JACINTO                 92583     CA    Single Family            Owner Occupied       12/25/1900    3/24/2004
  33944695   SAN DIEGO                   92139     CA    Single Family            Owner Occupied       12/25/1900    3/26/2004
4000087061   NAPLES                      34113     FL    Condo                    Non-Owner Occupied   12/25/1900    3/24/2004
  33572033   CORVALLIS                   97333     OR    Single Family            Non-Owner Occupied   12/25/1900    3/24/2004
  33786963   RICHMOND                    94804     CA    Condo                    Owner Occupied       12/25/1900    3/29/2004
  33319773   GREELEY                     80634     CO    Condo                    Owner Occupied       12/25/1900    3/26/2004
  33762790   DELMAR                      12054     NY    Single Family            Owner Occupied       12/25/1900    3/29/2004
4000118291   LAS VEGAS                   89117     NV    Single Family            Owner Occupied       12/25/1900    3/22/2004
  33258682   HOLIDAY                     34691     FL    Single Family            Owner Occupied       12/25/1900    3/25/2004
  32717373   PORT ANGELES                98362     WA    Single Family            Owner Occupied       12/25/1900    3/23/2004
  33883042   SPOTSYLVANIA                22553     VA    PUD                      Owner Occupied       12/25/1900    3/25/2004
  33100389   WOONSOCKET                   2895     RI    Multi Family - 4 Units   Owner Occupied       12/25/1900    3/31/2004
4000083958   YUKON                       73099     OK    Single Family            Owner Occupied       12/25/1900    3/20/2004
  33966185   WINDSOR                     80550     CO    Single Family            Owner Occupied       12/25/1900    3/26/2004
  33947482   VISTA                       92083     CA    Single Family            Owner Occupied       12/25/1900    3/23/2004
  33532607   DEFIANCE                    43512     OH    Single Family            Owner Occupied       12/25/1900    3/19/2004
4000091751   NEW CASTLE                  19720     DE    Single Family            Owner Occupied       12/25/1900    3/31/2004
  32919375   WEST VALLEY CITY            84128     UT    Single Family            Owner Occupied       12/25/1900    3/23/2004
  33259870   MIAMI                       33126     FL    Single Family            Owner Occupied       12/25/1900    3/31/2004
  33904376   ORLANDO                     32807     FL    Single Family            Owner Occupied       12/25/1900    3/26/2004
  33258617   JACKSONVILLE                32258     FL    PUD                      Owner Occupied       12/25/1900    3/30/2004
  33345927   RALEIGH                     27614     NC    PUD                      Owner Occupied       12/25/1900    3/30/2004
  33370859   ROSEVILLE                   48066     MI    Single Family            Owner Occupied       12/25/1900    3/26/2004
  33556606   CHULA VISTA                 91915     CA    Condo                    Owner Occupied       12/25/1900    3/25/2004
  33232927   HENDERSON                   89015     NV    Single Family            Owner Occupied       12/25/1900    3/16/2004
  33906835   PINELLAS PARK               33782     FL    PUD                      Owner Occupied       12/25/1900    3/26/2004
  33113762   ISANTI                      55040     MN    Single Family            Owner Occupied       12/25/1900     4/1/2004
  33736885   GILBERT                     85296     AZ    PUD                      Owner Occupied       12/25/1900    3/19/2004
  33571472   VANCOUVER                   98682     WA    Single Family            Owner Occupied       12/25/1900    3/10/2004
  34105031   RIVERSIDE                   92509     CA    Single Family            Owner Occupied       12/25/1900    3/24/2004
  31141443   MOUNT VERNON                40456     KY    Single Family            Owner Occupied       12/25/1900    3/30/2004
  33786062   PITTSBURG                   94565     CA    PUD                      Owner Occupied       12/25/1900    3/23/2004
  33619917   ORLANDO                     32828     FL    PUD                      Owner Occupied       12/25/1900    3/24/2004
  33094673   EAST HAVEN                   6512     CT    Single Family            Owner Occupied       12/25/1900    3/26/2004
  33553330   FALLBROOK                   92028     CA    Single Family            Owner Occupied       12/25/1900    3/11/2004
  33532664   NAPOLEON                    43545     OH    Single Family            Owner Occupied       12/25/1900    3/31/2004
  32715401   RENTON                      98058     WA    Condo                    Owner Occupied       12/25/1900    3/15/2004
  33432139   PLANO                       75093     TX    PUD                      Owner Occupied       12/25/1900    3/23/2004
  33711839   PLEASANT PRAIRIE            53142     WI    Single Family            Owner Occupied       12/25/1900    3/25/2004
  33741810   LONG BEACH                  90813     CA    Multi Family - 2 Units   Owner Occupied       12/25/1900    3/29/2004
  33785726   HERCULES                    94547     CA    Condo                    Owner Occupied       12/25/1900    3/19/2004
  33810359   CLARKSVILLE                 37043     TN    Single Family            Owner Occupied       12/25/1900    3/30/2004
4000092238   FLINT                       48507     MI    Single Family            Owner Occupied       12/25/1900    3/25/2004
  33452806   SOUTHAMPTON                  8088     NJ    Single Family            Owner Occupied       12/25/1900    3/26/2004
  33703380   LYNWOOD                     60411     IL    Single Family            Owner Occupied       12/25/1900    3/26/2004
  33737057   DESERT HOT SPRINGS          92240     CA    Single Family            Owner Occupied       12/25/1900    3/17/2004
  33842725   MERIDIAN                    83642     ID    PUD                      Owner Occupied       12/25/1900    3/23/2004
  33463381   SANTA CLARITA AREA          91354     CA    Condo                    Owner Occupied       12/25/1900    3/15/2004
  33737404   SANTA ANA                   92701     CA    Single Family            Owner Occupied       12/25/1900    3/22/2004
  33813924   LAVERGNE                    37086     TN    Single Family            Owner Occupied       12/25/1900    3/26/2004
  33967043   FIRESTONE                   80520     CO    PUD                      Owner Occupied       12/25/1900    3/31/2004
  33519471   SOUTH GATE                  90280     CA    Multi Family - 2 Units   Owner Occupied       12/25/1900    3/19/2004
  33098674   MONTCLAIR                    7043     NJ    Single Family            Owner Occupied       12/25/1900     4/9/2004
  33519125   HESPERIA                    92345     CA    Single Family            Owner Occupied       12/25/1900    3/23/2004
  33812603   MILLINGTON                  38053     TN    Single Family            Owner Occupied       12/25/1900    3/30/2004
  33827981   APPLE VALLEY                92307     CA    Single Family            Owner Occupied       12/25/1900    3/24/2004
  33092198   DEDHAM                       2026     MA    Condo                    Owner Occupied       12/25/1900    3/26/2004
  33523192   COLUMBUS                    43230     OH    Condo                    Owner Occupied       12/25/1900    3/24/2004
  33370750   FOWERVILLE                  48836     MI    Condo                    Owner Occupied       12/25/1900    3/31/2004
  32476343   ELYRIA                      44035     OH    Single Family            Owner Occupied       12/25/1900    3/26/2004
  33091364   MONSON                       1057     MA    Single Family            Owner Occupied       12/25/1900    3/22/2004

                                                                                            PAID        ORIGINAL
               FIRST    MATURITY    REMAINING   ORIGINAL   SCHEDULED                        THRU     COMBINED LOAN       OTS
  LOANID     PAY DATE     DATE        TERM       BALANCE    BALANCE     RATE     P&I        DATE        TO VALUE     DELINQUENCY
--------------------------------------------------------------------------------------------------------------------------------
  33686304   5/1/2004   4/1/2034          357    125250     124932.5   6.875     822.81   7/1/2004             75        0-29
  32476061   5/1/2004   4/1/2034          358     85500      85322.3   7.875     619.94   6/1/2004             90        0-29
  33731266   5/1/2004   4/1/2034          358    297600       297600    5.99   1,485.52   6/1/2004             80        0-29
  33724345   5/1/2004   4/1/2034          357     85200     85140.53    5.99     425.29   7/1/2004             80        0-29
  33944695   5/1/2004   4/1/2034          359    332000       332000    5.25   1,452.50   5/1/2004             80        0-29
4000087061   5/1/2004   4/1/2034          358    227400       227400    7.25   1,373.88   6/1/2004    84.99600063        0-29
  33572033   5/1/2004   4/1/2034          358    158000    157618.51   7.125   1,064.48   6/1/2004    49.39043451        0-29
  33786963   5/1/2004   4/1/2034          358    258800       258800   5.375   1,159.21   6/1/2004             80        0-29
  33319773   5/1/2004   4/1/2034          357    111900       111900   5.875     547.84   7/1/2004    79.98570407        0-29
  33762790   5/1/2004   4/1/2034          357    142500    142061.95   5.875     842.95   7/1/2004             95        0-29
4000118291   5/1/2004   4/1/2034          358    188000    187994.15   5.375     842.08   6/1/2004             80        0-29
  33258682   5/1/2004   4/1/2034          358     70550     70549.95    6.99     410.95   6/1/2004             85        0-29
  32717373   5/1/2004   4/1/2034          358    158100     157754.5   7.625   1,119.03   6/1/2004             85        0-29
  33883042   5/1/2004   4/1/2034          358    290250       290250   6.875   1,662.89   6/1/2004    87.95454545        0-29
  33100389   5/1/2004   4/1/2034          358    232000       232000   6.125   1,184.17   6/1/2004             80        0-29
4000083958   5/1/2004   4/1/2034          359     78400        78400   6.125     400.17   5/1/2004             80        0-29
  33966185   5/1/2004   4/1/2034          358    119650       119650   5.125     511.01   6/1/2004    79.97994652        0-29
  33947482   5/1/2004   4/1/2034          358    210000    209354.53   5.875   1,242.23   6/1/2004    61.76470588        0-29
  33532607   5/1/2004   4/1/2034          358     86450     86225.42    6.75     560.72   6/1/2004             95        0-29
4000091751   5/1/2004   4/1/2034          358    127200       127199    5.75     609.50   6/1/2004             80        0-29
  32919375   5/1/2004   4/1/2034          358    100400       100400    5.99     501.16   6/1/2004             80        0-29
  33259870   5/1/2004   4/1/2034          358    172000       172000   5.625     806.25   6/1/2004    78.18181818        0-29
  33904376   5/1/2004   4/1/2034          358     89600        89600     7.5     626.50   6/1/2004             80        0-29
  33258617   5/1/2004   4/1/2034          358    126000    125999.99   7.375     774.38   6/1/2004             90        0-29
  33345927   5/1/2004   4/1/2034          358    118000       118000   6.875     676.04   6/1/2004             80        0-29
  33370859   5/1/2004   4/1/2034          357    123500    123102.05   5.625     710.94   7/1/2004             95        0-29
  33556606   5/1/2004   4/1/2034          359    280500    279838.05    7.25   1,913.51   5/1/2004             85        0-29
  33232927   5/1/2004   4/1/2034          357    175500    175044.14    6.75   1,138.29   7/1/2004             90        0-29
  33906835   5/1/2004   4/1/2034          358    178500    177834.65    6.75   1,157.75   6/1/2004             85        0-29
  33113762   6/1/2004   5/1/2034          359    222300    221834.69    5.75   1,297.29   6/1/2004             95        0-29
  33736885   5/1/2004   4/1/2034          358    171500     171177.9   8.375   1,303.53   6/1/2004    89.79057592        0-29
  33571472   5/1/2004   4/1/2034          358    129200       129200    6.25     672.92   6/1/2004             80        0-29
  34105031   5/1/2004   4/1/2034          358    256500       256500    5.99   1,280.36   6/1/2004             95        0-29
  31141443   5/1/2004   4/1/2034          358     69900     69722.79   6.875     459.20   6/1/2004    63.60327571        0-29
  33786062   5/1/2004   4/1/2034          358    308800       308800    5.75   1,479.67   6/1/2004             80        0-29
  33619917   5/1/2004   4/1/2034          358    160000    159574.15   6.625   1,024.50   6/1/2004    76.92307692        0-29
  33094673   5/1/2004   4/1/2034          358    133600       133600     5.5     612.33   6/1/2004             80        0-29
  33553330   5/1/2004   4/1/2034          358    264000       264000    4.75   1,045.00   6/1/2004             80        0-29
  33532664   5/1/2004   4/1/2034          358     74800     74669.93    8.75     588.46   6/1/2004             85        0-29
  32715401   5/1/2004   4/1/2034          358    129590       129590    5.99     646.87   6/1/2004    79.99876536        0-29
  33432139   5/1/2004   4/1/2034          358    306400       306400   5.875   1,500.08   6/1/2004             80        0-29
  33711839   5/1/2004   4/1/2034          358    135850    135553.14   7.625     961.54   6/1/2004    79.98375008        0-29
  33741810   5/1/2004   4/1/2034          358    219200       219200    5.75   1,050.33   6/1/2004             80        0-29
  33785726   5/1/2004   4/1/2034          358    162400       162400    6.25     845.83   6/1/2004             80        0-29
  33810359   5/1/2004   4/1/2034          359     54400     54251.65     6.5     343.85   5/1/2004             80        0-29
4000092238   5/1/2004   4/1/2034          357    151300    150460.23    6.25     931.58   7/1/2004             85        0-29
  33452806   5/1/2004   4/1/2034          357    166500    166107.96    7.25   1,135.83   7/1/2004             90        0-29
  33703380   5/1/2004   4/1/2034          358    282800     281990.8    6.25   1,741.25   6/1/2004    94.98570848        0-29
  33737057   5/1/2004   4/1/2034          358    163920       163920    5.75     785.45   6/1/2004             80        0-29
  33842725   5/1/2004   4/1/2034          358    280800    280155.05   7.375   1,939.42   6/1/2004             90        0-29
  33463381   5/1/2004   4/1/2034          358    313300       313300   5.875   1,533.86   6/1/2004    79.99162552        0-29
  33737404   5/1/2004   4/1/2034          358    289000       289000   5.875   1,414.90   6/1/2004    79.17808219        0-29
  33813924   5/1/2004   4/1/2034          357    105600       105600       6     528.00   7/1/2004             80        0-29
  33967043   5/1/2004   4/1/2034          358    215900       215900   8.125   1,461.82   6/1/2004     89.9958316        0-29
  33519471   5/1/2004   4/1/2034          358    256000       256000    5.25   1,120.00   6/1/2004             80        0-29
  33098674   6/1/2004   5/1/2034          359    256000    255512.92    6.25   1,576.24   6/1/2004    46.12612613        0-29
  33519125   5/1/2004   4/1/2034          358    225000       225000   6.625   1,242.19   6/1/2004    83.33333333        0-29
  33812603   5/1/2004   4/1/2034          358     65600        65600   5.875     321.17   6/1/2004             80        0-29
  33827981   5/1/2004   4/1/2034          358     97000     96708.84       6     581.57   6/1/2004    64.70980654        0-29
  33092198   5/1/2004   4/1/2034          357    132000    131799.51   5.875     646.25   7/1/2004             80        0-29
  33523192   5/1/2004   4/1/2034          358    134400     134373.4    4.75     532.00   6/1/2004             80        0-29
  33370750   5/1/2004   4/1/2034          358    139900       139900   5.875     684.93   6/1/2004    79.98856489        0-29
  32476343   5/1/2004   4/1/2034          358    124450    124072.57       6     746.15   6/1/2004             95        0-29
  33091364   5/1/2004   4/1/2034          358    155500    155168.59    7.75   1,114.03   6/1/2004     84.9726776        0-29

                              INITIAL                     PREPAYMENT                                        FIRST RATE   RATE RESET
  LOANID     INDEX   MARGIN     CAP     FLOOR   CEILING      TERM              PREPAYMENT PENALTY           RESET DATE    FREQUENCY
-----------------------------------------------------------------------------------------------------------------------------------
  33686304    6ML    5.625       3      6.875   12.875           36    6 mo.s interest less 20% obal          4/1/2006           6
  32476061    6ML        7       3      7.875   13.875     2/5/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33731266    6ML    4.875       3       5.99    11.99    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33724345    6ML    4.625       3       5.99    11.99    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33944695    6ML    4.125       3       5.25    11.25    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
4000087061    6ML     4.75       3       7.25    13.25     1/0/1900    None                                   4/1/2006           6
  33572033    6ML     4.75       3      7.125   13.125    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33786963    6ML        4       3      5.375   11.375           24    6 mo.s interest less 20% obal          4/1/2006           6
  33319773    6ML    3.875       3      5.875   11.875     2/5/1900    6 mo.s interest less 20% obal          4/1/2009           6
  33762790    6ML    5.375       3      5.875   11.875     1/0/1900    None                                   4/1/2006           6
4000118291    6ML      3.5       3      5.375   11.375    1/24/1900    6 mo.s interest less 20% obal          4/1/2009           6
  33258682    6ML      5.5       3       6.99    12.99           24    6 mo.s interest less 20% obal          4/1/2006           6
  32717373    6ML      6.5       3      7.625   13.625           24    6 mo.s interest less 20% obal          4/1/2006           6
  33883042    6ML    6.125       3      6.875   12.875    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33100389    6ML     4.75       3      6.125   12.125    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
4000083958    6ML      4.5       3      6.125   12.125     2/5/1900    6 mo.s interest less 20% obal          4/1/2007           6
  33966185    6ML    3.625       3      5.125   11.125    1/12/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33947482    6ML      4.5       3      5.875   11.875           24    6 mo.s interest less 20% obal          4/1/2006           6
  33532607    6ML    5.875       3       6.75    12.75    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
4000091751    6ML     3.75       3       5.75    11.75     2/5/1900    6 mo.s interest less 20% obal          4/1/2009           6
  32919375    6ML      4.5       3       5.99    11.99    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33259870    6ML     5.25       3      5.625   11.625    1/24/1900    6 mo.s interest less 20% obal          4/1/2009           6
  33904376    6ML    5.875       3        7.5     13.5    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33258617    6ML     5.75       3      7.375   13.375            0    None                                   4/1/2006           6
  33345927    6ML        5       3      6.875   12.875     1/0/1900    None                                   4/1/2009           6
  33370859    6ML     5.25       3      5.625   11.625     2/5/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33556606    6ML    5.875       3       7.25    13.25    1/12/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33232927    6ML    5.375       3       6.75    12.75    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33906835    6ML        6       3       6.75    12.75           24    6 mo.s interest less 20% obal          4/1/2006           6
  33113762    6ML    5.625       3       5.75    11.75           36    min (2% prepaid, 60 days interest)     5/1/2006           6
  33736885    6ML    7.375       3      8.375   14.375           24    6 mo.s interest less 20% obal          4/1/2006           6
  33571472    6ML    4.375       3       6.25    12.25           36    6 mo.s interest less 20% obal          4/1/2009           6
  34105031    6ML    5.125       3       5.99    11.99           36    6 mo.s interest less 20% obal          4/1/2009           6
  31141443    6ML    3.875       3      6.875   12.875           24    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33786062    6ML    4.375       3       5.75    11.75           36    6 mo.s interest less 20% obal          4/1/2007           6
  33619917    6ML    3.625       3      6.625   12.625           24    6 mo.s interest less 20% obal          4/1/2006           6
  33094673    6ML    3.875       3        5.5     11.5     2/5/1900    6 mo.s interest less 20% obal          4/1/2009           6
  33553330    6ML      3.5       3       4.75    10.75    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33532664    6ML    7.625       3       8.75    14.75    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  32715401    6ML    4.375       3       5.99    11.99    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33432139    6ML     3.75       3      5.875   11.875     1/0/1900    None                                   4/1/2009           6
  33711839    6ML     6.25       3      7.625   13.625    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33741810    6ML    4.625       3       5.75    11.75    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33785726    6ML    4.375       3       6.25    12.25    1/12/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33810359    6ML      5.5       3        6.5     12.5    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
4000092238    6ML    5.375       3       6.25    12.25    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33452806    6ML     6.25       3       7.25    13.25     1/0/1900    None                                   4/1/2006           6
  33703380    6ML     5.75       3       6.25    12.25    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33737057    6ML    4.625       3       5.75    11.75    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33842725    6ML    6.375       3      7.375   13.375    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33463381    6ML     4.25       3      5.875   11.875     2/5/1900    6 mo.s interest less 20% obal          4/1/2009           6
  33737404    6ML     4.25       3      5.875   11.875     2/5/1900    6 mo.s interest less 20% obal          4/1/2009           6
  33813924    6ML    4.875       3          6       12    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33967043    6ML    7.125       3      8.125   14.125     2/5/1900    6 mo.s interest less 20% obal          4/1/2007           6
  33519471    6ML    3.875       3       5.25    11.25    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33098674    6ML      4.5       3       6.25    12.25     1/0/1900    None                                   5/1/2006           6
  33519125    6ML    4.875       3      6.625   12.625     2/5/1900    6 mo.s interest less 20% obal          4/1/2009           6
  33812603    6ML    4.125       3      5.875   11.875     2/5/1900    6 mo.s interest less 20% obal          4/1/2009           6
  33827981    6ML      4.5       3          6       12    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33092198    6ML    4.125       3      5.875   11.875    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33523192    6ML      3.5       3       4.75    10.75     2/5/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2007           6
  33370750    6ML      4.5       3      5.875   11.875    1/24/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  32476343    6ML    5.125       3          6       12    1/12/1900    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33091364    6ML        7       3       7.75    13.75    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6

              PAYMENT
               RESET
  LOANID     FREQUENCY    PURPOSE   DIV   IO   IOTERM
-----------------------------------------------------
  33686304       6       C/O Refi   N     N       0
  32476061       6       C/O Refi   N     N       0
  33731266       6       Purchase   N     Y      60
  33724345       6       Purchase   N     Y      60
  33944695       6       Purchase   N     Y      60
4000087061       6       Purchase   N     Y      60
  33572033       6       Purchase   N     N       0
  33786963       6       Purchase   N     Y      60
  33319773       6       Purchase   N     Y      60
  33762790       6       Purchase   N     N       0
4000118291       6       R/T Refi   N     Y      60
  33258682       6       C/O Refi   N     Y      60
  32717373       6       C/O Refi   N     N       0
  33883042       6       R/T Refi   N     Y      60
  33100389       6       Purchase   N     Y      60
4000083958       6       R/T Refi   N     Y      60
  33966185       6       Purchase   N     Y      60
  33947482       6       C/O Refi   N     N       0
  33532607       6       C/O Refi   N     N       0
4000091751       6       Purchase   N     Y      60
  32919375       6       Purchase   N     Y      60
  33259870       6       Purchase   N     Y      60
  33904376       6       C/O Refi   N     Y      60
  33258617       6       Purchase   N     Y      60
  33345927       6       Purchase   N     Y      60
  33370859       6       C/O Refi   N     N       0
  33556606       6       Purchase   N     N       0
  33232927       6       Purchase   N     N       0
  33906835       6       C/O Refi   N     N       0
  33113762       6       Purchase   N     N       0
  33736885       6       R/T Refi   N     N       0
  33571472       6       Purchase   N     Y      60
  34105031       6       Purchase   N     Y      60
  31141443       6       Purchase   N     N       0
  33786062       6       Purchase   N     Y      60
  33619917       6       C/O Refi   N     N       0
  33094673       6       Purchase   N     Y      60
  33553330       6       Purchase   N     Y      60
  33532664       6       Purchase   N     N       0
  32715401       6       Purchase   N     Y      60
  33432139       6       C/O Refi   N     Y      60
  33711839       6       Purchase   N     N       0
  33741810       6       Purchase   N     Y      60
  33785726       6       C/O Refi   N     Y      60
  33810359       6       Purchase   N     N       0
4000092238       6       C/O Refi   N     N       0
  33452806       6       C/O Refi   N     N       0
  33703380       6       Purchase   N     N       0
  33737057       6       Purchase   N     Y      60
  33842725       6       C/O Refi   N     N       0
  33463381       6       Purchase   N     Y      60
  33737404       6       C/O Refi   N     Y      60
  33813924       6       Purchase   N     Y      60
  33967043       6       Purchase   N     Y      60
  33519471       6       Purchase   N     Y      60
  33098674       6       R/T Refi   N     N       0
  33519125       6       C/O Refi   N     Y      60
  33812603       6       Purchase   N     Y      60
  33827981       6       Purchase   N     N       0
  33092198       6       Purchase   N     Y      60
  33523192       6       C/O Refi   N     Y      60
  33370750       6       Purchase   N     Y      60
  32476343       6       C/O Refi   N     N       0
  33091364       6       C/O Refi   N     N       0

                                     D-1-40

                                                                PROPERTY                                ORIGINAL    ORIGINATION
  LOANID                CITY              ZIP    STATE            TYPE                OCCUPANCY           TERM          DATE
-------------------------------------------------------------------------------------------------------------------------------
  33986688   CORAL SPRINGS               33065     FL    Condo                    Owner Occupied       12/25/1900    3/31/2004
  33232760   LAS VEGAS                   89104     NV    Single Family            Owner Occupied       12/25/1900    3/26/2004
  32883142   MURRIETA                    92563     CA    Condo                    Owner Occupied       12/25/1900    3/19/2004
  34043273   PLANO                       75075     TX    Single Family            Owner Occupied       12/25/1900    3/25/2004
  33822008   SAN BERNARDINO              92325     CA    Single Family            Owner Occupied       12/25/1900    3/15/2004
  33159179   AURORA                      60504     IL    Condo                    Owner Occupied              360    3/31/2004
  33623042   AUBURN HILLS                48326     MI    Single Family            Owner Occupied              360    3/25/2004
  33964305   ENGLEWOOD                   80112     CO    Condo                    Owner Occupied              360    3/31/2004
  33040429   HANOVER                     21076     MD    Single Family            Owner Occupied              360    3/26/2004
  33152760   CEDAR LAKE                  46303     IN    Single Family            Owner Occupied              360    3/25/2004
  33965781   FLORISSANT                  63031     MO    Single Family            Owner Occupied              360    3/29/2004
  33942822   TEMECULA                    92591     CA    PUD                      Owner Occupied              360    3/24/2004
  33115627   RAMSEY                      55303     MN    Single Family            Owner Occupied              360    3/31/2004
  33708272   GRIFFITH                    46319     IN    Single Family            Owner Occupied              360    3/25/2004
  33815630   BUFORD                      30518     GA    PUD                      Owner Occupied              360    3/31/2004
  33558883   LA JOLLA                    92037     CA    Single Family            Owner Occupied              360    3/16/2004
  33168386   BELLEVILLE                  48111     MI    Single Family            Owner Occupied              360    3/26/2004
  33236449   LAS VEGAS                   89108     NV    PUD                      Owner Occupied              360    3/25/2004
  33453317   PHILADELPHIA                19134     PA    Single Family            Owner Occupied              360    3/31/2004
  33473463   VAN NUYS AREA               91406     CA    Condo                    Owner Occupied              360    3/24/2004
  32720989   SPANAWAY                    98387     WA    Single Family            Owner Occupied              360    3/24/2004
  32719940   LAKEWOOD                    98499     WA    Single Family            Owner Occupied              360    3/23/2004
  33416066   NORCO                       92860     CA    Single Family            Owner Occupied              360    3/23/2004
  33291832   SALINAS                     93906     CA    Condo                    Owner Occupied              360    3/16/2004
  33947557   SAN DIEGO                   92108     CA    Condo                    Owner Occupied              360    3/26/2004
  32679094   ST. LOUIS, MO               63114     MO    Single Family            Owner Occupied              360    3/29/2004
  33291816   OXNARD                      93030     CA    Condo                    Owner Occupied              360    3/22/2004
  33418757   MORENO VALLEY               92557     CA    Single Family            Owner Occupied              360    3/22/2004
  33448747   KING OF PRUSSIA             19406     PA    Single Family            Owner Occupied              360    3/26/2004
  33704891   CHICAGO                     60637     IL    Multi Family - 2 Units   Owner Occupied              360    3/26/2004
  34022210   NASHUA                       3060     NH    Single Family            Owner Occupied              360    3/31/2004
  32920902   VANCOUVER                   98682     WA    Single Family            Owner Occupied              360    3/25/2004
  33494220   ELK GROVE                   95758     CA    Single Family            Owner Occupied              360    3/23/2004
  33884313   ALEXANDRIA                  22306     VA    PUD                      Owner Occupied              360    3/31/2004
  33963992   AURORA                      80013     CO    Single Family            Owner Occupied              360    3/26/2004
  32719114   EVERETT                     98208     WA    PUD                      Owner Occupied              360    3/19/2004
  33434275   DALLAS                      75051     TX    PUD                      Owner Occupied              360    3/29/2004
  33469149   SANTA MARIA                 93455     CA    Single Family            Owner Occupied              360    3/23/2004
  33623802   DETROIT                     48224     MI    Single Family            Owner Occupied              360    3/30/2004
  33786229   SAN JACINTO                 92583     CA    Single Family            Owner Occupied              360    3/23/2004
  33882945   BRYANS ROAD                 20616     MD    PUD                      Owner Occupied              360    3/26/2004
  33784687   FAIRFIELD                   94533     CA    Single Family            Owner Occupied              360    3/23/2004
  33246794   FORT LAUDERDALE             33305     FL    Condo >4                 Owner Occupied              360    3/26/2004
  33555103   IMPERIAL                    92251     CA    Single Family            Non-Owner Occupied          360    3/25/2004
  32718827   RENTON                      98056     WA    Condo                    Owner Occupied              360    3/29/2004
  33169137   DETROIT                     48205     MI    Single Family            Owner Occupied              360    3/31/2004
  33945379   SAN DIEGO                   92119     CA    Single Family            Owner Occupied              360    3/22/2004
  33904087   BAY MINETTE                 36507     AL    Single Family            Owner Occupied              360    3/22/2004
  33512146   RIALTO                      92376     CA    Single Family            Owner Occupied              360    3/24/2004
  33491432   RED BLUFF                   96080     CA    Single Family            Owner Occupied              360    3/22/2004
  33687625   NEWARK                      94560     CA    Condo                    Owner Occupied              360    3/22/2004
  33983719   MIRAMAR                     33029     FL    PUD                      Owner Occupied              360    3/26/2004
  33432832   CORINTH                     76208     TX    PUD                      Owner Occupied              360    3/31/2004
  33411992   ONTARIO                     91764     CA    PUD                      Owner Occupied              360    3/22/2004
  33474529   PALM SPRINGS                92262     CA    Single Family            Second Home                 360    3/29/2004
  33714171   BLOOMINGDALE                60108     IL    PUD                      Non-Owner Occupied          360    3/26/2004
  33809765   CHATTANOOGA                 37411     TN    Single Family            Owner Occupied              360    3/29/2004
  33235797   FERNLEY                     89408     NV    Single Family            Owner Occupied              360    3/19/2004
  33710526   ADDISON                     60101     IL    Condo                    Owner Occupied              360    3/31/2004
  32590481   DEPERE                      54115     WI    Single Family            Owner Occupied              360    3/26/2004
  33167818   GRAND LEDGE                 48837     MI    Single Family            Owner Occupied              360    3/31/2004
  33943093   VISTA                       92084     CA    Single Family            Non-Owner Occupied          360    3/29/2004
4000118286   FRASER                      48026     MI    Single Family            Owner Occupied              360    3/25/2004
  33254913   MIAMI                       33145     FL    Condo                    Owner Occupied              360    3/26/2004

                                                                                            PAID        ORIGINAL
               FIRST    MATURITY    REMAINING   ORIGINAL   SCHEDULED                        THRU     COMBINED LOAN       OTS
  LOANID     PAY DATE     DATE        TERM       BALANCE    BALANCE     RATE     P&I        DATE        TO VALUE     DELINQUENCY
--------------------------------------------------------------------------------------------------------------------------------
  33986688   5/1/2004   4/1/2034          358    104500    104258.28    8.25     785.08   6/1/2004            100        0-29
  33232760   5/1/2004   4/1/2034          358     96000        96000       6     480.00   6/1/2004             80        0-29
  32883142   5/1/2004   4/1/2034          359    142850       142850    5.99     713.06   5/1/2004    79.99260831        0-29
  34043273   5/1/2004   4/1/2034          357    133600       133600   6.125     681.92   7/1/2004             80        0-29
  33822008   5/1/2004   4/1/2034          357    180500    180031.15    6.75   1,170.72   7/1/2004             95        0-29
  33159179   5/1/2004   4/1/2034          358    186700    186331.11   8.125   1,386.25   6/1/2004    99.97911524        0-29
  33623042   5/1/2004   4/1/2034          357    198550    197686.95   5.125   1,081.08   7/1/2004             95        0-29
  33964305   5/1/2004   4/1/2034          358    150950       150950    6.25     786.20   6/1/2004    79.98410385        0-29
  33040429   5/1/2004   4/1/2034          358    159000    158596.95   6.875   1,044.52   6/1/2004    64.89795918        0-29
  33152760   5/1/2004   4/1/2034          358     56900     56646.47    8.75     447.64   6/1/2004    94.99165275        0-29
  33965781   5/1/2004   4/1/2034          358     82400     82210.73   7.375     569.12   6/1/2004             80        0-29
  33942822   5/1/2004   4/1/2034          358    249600       249550    4.75     988.00   6/1/2004             80        0-29
  33115627   5/1/2004   4/1/2034          358    174550       174550   5.625     818.20   6/1/2004    79.99541705        0-29
  33708272   5/1/2004   4/1/2034          358     85000      84765.8   8.125     631.13   6/1/2004    86.95652174        0-29
  33815630   5/1/2004   4/1/2034          358    287850       287850    5.75   1,379.28   6/1/2004             95        0-29
  33558883   5/1/2004   4/1/2034          358    180500     180383.7   5.875     883.70   6/1/2004    21.23529412        0-29
  33168386   5/1/2004   4/1/2034          358    288000       288000   6.375   1,530.00   6/1/2004             90        0-29
  33236449   5/1/2004   4/1/2034          358     96000     95748.11   6.875     630.66   6/1/2004             80        0-29
  33453317   5/1/2004   4/1/2034          358     41400     41157.14   8.125     307.40   6/1/2004             90        0-29
  33473463   5/1/2004   4/1/2034          358    230000    229556.96    8.25   1,727.92   6/1/2004            100        0-29
  32720989   5/1/2004   4/1/2034          358    147160       147160    5.75     705.14   6/1/2004             80        0-29
  32719940   5/1/2004   4/1/2034          358    134400    134350.93   5.375     602.00   6/1/2004             80        0-29
  33416066   5/1/2004   4/1/2034          358    166400       166400   5.375     745.33   6/1/2004             80        0-29
  33291832   5/1/2004   4/1/2034          357    205600       205600   5.625     963.75   7/1/2004             80        0-29
  33947557   5/1/2004   4/1/2034          357    228800    228748.76   5.375   1,024.83   7/1/2004             80        0-29
  32679094   5/1/2004   4/1/2034          358     80000     79787.09   6.625     512.25   6/1/2004             80        0-29
  33291816   5/1/2004   4/1/2034          357    284000       284000   5.375   1,272.08   7/1/2004             80        0-29
  33418757   5/1/2004   4/1/2034          358    184000       184000    5.75     881.67   6/1/2004             80        0-29
  33448747   5/1/2004   4/1/2034          358    181200    180794.03     7.5   1,266.98   6/1/2004     84.6728972        0-29
  33704891   5/1/2004   4/1/2034          359    220500    220041.76   7.875   1,598.78   5/1/2004             90        0-29
  34022210   5/1/2004   4/1/2034          358    227000    226614.48   8.875   1,806.12   6/1/2004            100        0-29
  32920902   5/1/2004   4/1/2034          358    137600    137186.98       6     824.99   6/1/2004             80        0-29
  33494220   5/1/2004   4/1/2034          358    246600       246600   6.375   1,310.06   6/1/2004             90        0-29
  33884313   5/1/2004   4/1/2034          358    333000    332923.69     5.5   1,526.25   6/1/2004    75.85421412        0-29
  33963992   5/1/2004   4/1/2034          358    158000       158000   4.875     641.88   6/1/2004             80        0-29
  32719114   5/1/2004   4/1/2034          358    192000       192000    5.75     920.00   6/1/2004             80        0-29
  33434275   5/1/2004   4/1/2034          358    114650       114650   6.625     632.96   6/1/2004    79.99079042        0-29
  33469149   5/1/2004   4/1/2034          358    284000       282260   5.625   1,331.25   6/1/2004             80        0-29
  33623802   5/1/2004   4/1/2034          357     57000     56855.51   6.875     374.45   7/1/2004    64.04494382        0-29
  33786229   5/1/2004   4/1/2034          357    212500       212500     6.5   1,151.04   7/1/2004    88.54166667        0-29
  33882945   5/1/2004   4/1/2034          358    157250    156914.88    7.75   1,126.56   6/1/2004             85        0-29
  33784687   5/1/2004   4/1/2034          358    320000    319938.33   4.625   1,233.33   6/1/2004             80        0-29
  33246794   5/1/2004   4/1/2034          358    163400     163060.4   7.875   1,184.77   6/1/2004             95        0-29
  33555103   5/1/2004   4/1/2034          358    125600       125600    6.25     654.17   6/1/2004             80        0-29
  32718827   5/1/2004   4/1/2034          358    113600       113600    5.75     544.33   6/1/2004             80        0-29
  33169137   5/1/2004   4/1/2034          358     77600     77412.71   7.125     522.81   6/1/2004             80        0-29
  33945379   5/1/2004   4/1/2034          358    310000    309418.98    6.75   1,743.75   6/1/2004             62        0-29
  33904087   5/1/2004   4/1/2034          359     76500     76366.98    8.75     601.83   5/1/2004             85        0-29
  33512146   5/1/2004   4/1/2034          357    191900       191900    5.75     919.52   7/1/2004    79.99166319        0-29
  33491432   5/1/2004   4/1/2034          358    320000       320000   6.875   1,833.33   6/1/2004    73.56321839        0-29
  33687625   5/1/2004   4/1/2034          358    237500       237500    6.25   1,236.98   6/1/2004             95        0-29
  33983719   5/1/2004   4/1/2034          358    288000       288000       7   1,680.00   6/1/2004             90        0-29
  33432832   5/1/2004   4/1/2034          358    255000    254399.61    7.25   1,739.55   6/1/2004            100        0-29
  33411992   5/1/2004   4/1/2034          358    330400       330400    7.25   1,996.17   6/1/2004    84.98816751        0-29
  33474529   5/1/2004   4/1/2034          358    332500       332500    6.25   1,731.77   6/1/2004             95        0-29
  33714171   5/1/2004   4/1/2034          357    138950    138675.47   8.125   1,031.70   7/1/2004    84.98470948        0-29
  33809765   5/1/2004   4/1/2034          358     98800     98757.07     5.5     452.83   6/1/2004             80        0-29
  33235797   5/1/2004   4/1/2034          359    179400       179400    7.25   1,083.88   5/1/2004    89.99789303        0-29
  33710526   5/1/2004   4/1/2034          358     99000     98823.36   8.625     770.02   6/1/2004            100        0-29
  32590481   5/1/2004   4/1/2034          359    151200    150777.61   6.375     943.30   5/1/2004             80        0-29
  33167818   5/1/2004   4/1/2034          358     84000     83689.88   6.875     551.83   6/1/2004             80        0-29
  33943093   5/1/2004   4/1/2034          358    292500       292500    5.99   1,460.06   6/1/2004             75        0-29
4000118286   5/1/2004   4/1/2034          358    114400       114400    5.25     500.50   6/1/2004             80        0-29
  33254913   5/1/2004   4/1/2034          358     90000        90000   7.125     534.38   6/1/2004             90        0-29

                              INITIAL                     PREPAYMENT                                        FIRST RATE   RATE RESET
  LOANID     INDEX   MARGIN     CAP     FLOOR   CEILING      TERM              PREPAYMENT PENALTY           RESET DATE    FREQUENCY
-----------------------------------------------------------------------------------------------------------------------------------
  33986688    6ML      5.5       3       8.25    14.25    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33232760    6ML     4.75       3          6       12    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  32883142    6ML    4.125       3       5.99    11.99    1/24/1900    6 mo.s interest less 20% obal          4/1/2006           6
  34043273    6ML    4.125       3      6.125   12.125     2/5/1900    6 mo.s interest less 20% obal          4/1/2009           6
  33822008    6ML    5.625       3       6.75    12.75    1/12/1900    6 mo.s interest less 20% obal          4/1/2006           6
  33159179    6ML    5.625       3      8.125   14.125           24    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33623042    6ML        5       3      5.125   11.125           36    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33964305    6ML    4.875       3       6.25    12.25           24    6 mo.s interest less 20% obal          4/1/2006           6
  33040429    6ML    5.375       3      6.875   12.875           24    6 mo.s interest less 20% obal          4/1/2006           6
  33152760    6ML     5.75       3       8.75    14.75           24    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33965781    6ML     6.25       3      7.375   13.375           24    2% prepaid                             4/1/2006           6
  33942822    6ML    3.625       3       4.75    10.75           24    6 mo.s interest less 20% obal          4/1/2006           6
  33115627    6ML    4.125       3      5.625   11.625           36    min (2% prepaid, 60 days interest)     4/1/2009           6
  33708272    6ML    7.125       3      8.125   14.125           24    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33815630    6ML     5.25       3       5.75    11.75            0    None                                   4/1/2007           6
  33558883    6ML      3.5       3      5.875   11.875           36    6 mo.s interest less 20% obal          4/1/2009           6
  33168386    6ML    5.625       3      6.375   12.375           24    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33236449    6ML      5.5       3      6.875   12.875           24    6 mo.s interest less 20% obal          4/1/2006           6
  33453317    6ML      5.5       3      8.125   14.125           24    6 mo.s interest less 20% obal          4/1/2006           6
  33473463    6ML    5.125       3       8.25    14.25            0    None                                   4/1/2006           6
  32720989    6ML    4.125       3       5.75    11.75           24    6 mo.s interest less 20% obal          4/1/2006           6
  32719940    6ML        4       3      5.375   11.375           24    6 mo.s interest less 20% obal          4/1/2006           6
  33416066    6ML        4       3      5.375   11.375           24    6 mo.s interest less 20% obal          4/1/2006           6
  33291832    6ML    3.875       3      5.625   11.625           36    6 mo.s interest less 20% obal          4/1/2007           6
  33947557    6ML    4.125       3      5.375   11.375           24    6 mo.s interest less 20% obal          4/1/2006           6
  32679094    6ML      5.5       3      6.625   12.625           24    2% prepaid                             4/1/2006           6
  33291816    6ML      3.5       3      5.375   11.375           36    6 mo.s interest less 20% obal          4/1/2009           6
  33418757    6ML        4       3       5.75    11.75           36    6 mo.s interest less 20% obal          4/1/2009           6
  33448747    6ML    6.375       3        7.5     13.5           24    6 mo.s interest less 20% obal          4/1/2006           6
  33704891    6ML      6.5       3      7.875   13.875           12    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  34022210    6ML    6.625       3      8.875   14.875           24    6 mo.s interest less 20% obal          4/1/2006           6
  32920902    6ML    5.125       3          6       12           24    6 mo.s interest less 20% obal          4/1/2006           6
  33494220    6ML    5.375       3      6.375   12.375           24    6 mo.s interest less 20% obal          4/1/2006           6
  33884313    6ML     4.25       3        5.5     11.5           24    6 mo.s interest less 20% obal          4/1/2006           6
  33963992    6ML     3.75       3      4.875   10.875           24    6 mo.s interest less 20% obal          4/1/2006           6
  32719114    6ML    3.875       3       5.75    11.75           24    6 mo.s interest less 20% obal          4/1/2009           6
  33434275    6ML    4.625       3      6.625   12.625           36    6 mo.s interest less 20% obal          4/1/2009           6
  33469149    6ML     3.75       3      5.625   11.625           24    6 mo.s interest less 20% obal          4/1/2009           6
  33623802    6ML    5.625       3      6.875   12.875           24    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33786229    6ML      5.5       3        6.5     12.5           24    6 mo.s interest less 20% obal          4/1/2006           6
  33882945    6ML      6.5       3       7.75    13.75           24    6 mo.s interest less 20% obal          4/1/2006           6
  33784687    6ML      3.5       3      4.625   10.625           24    6 mo.s interest less 20% obal          4/1/2006           6
  33246794    6ML      6.5       3      7.875   13.875           12    6 mo.s interest less 20% obal          4/1/2006           6
  33555103    6ML     4.25       3       6.25    12.25           24    6 mo.s interest less 20% obal          4/1/2006           6
  32718827    6ML    4.125       3       5.75    11.75           24    6 mo.s interest less 20% obal          4/1/2006           6
  33169137    6ML     5.75       3      7.125   13.125           24    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33945379    6ML      4.5       3       6.75    12.75           24    6 mo.s interest less 20% obal          4/1/2009           6
  33904087    6ML    7.375       3       8.75    14.75           24    6 mo.s interest less 20% obal          4/1/2006           6
  33512146    6ML        4       3       5.75    11.75           36    6 mo.s interest less 20% obal          4/1/2009           6
  33491432    6ML    4.875       3      6.875   12.875           12    6 mo.s interest less 20% obal          4/1/2006           6
  33687625    6ML     5.25       3       6.25    12.25           24    6 mo.s interest less 20% obal          4/1/2006           6
  33983719    6ML        6       3          7       13           24    6 mo.s interest less 20% obal          4/1/2006           6
  33432832    6ML        5       3       7.25    13.25           24    6 mo.s interest less 20% obal          4/1/2006           6
  33411992    6ML        6       3       7.25    13.25           24    6 mo.s interest less 20% obal          4/1/2006           6
  33474529    6ML     4.75       3       6.25    12.25            0    None                                   4/1/2006           6
  33714171    6ML        5       3      8.125   14.125            0    None                                   4/1/2006           6
  33809765    6ML    4.125       3        5.5     11.5           24    6 mo.s interest less 20% obal          4/1/2006           6
  33235797    6ML     6.25       3       7.25    13.25           24    6 mo.s interest less 20% obal          4/1/2006           6
  33710526    6ML      5.5       3      8.625   14.625           12    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  32590481    6ML    5.375       2      6.375   12.375           12    6 mo.s interest less 20% obal          4/1/2005           6
  33167818    6ML    6.125       3      6.875   12.875           36    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33943093    6ML     3.75       3       5.99    11.99           12    6 mo.s interest less 20% obal          4/1/2006           6
4000118286    6ML    4.125       3       5.25    11.25           36    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33254913    6ML    5.875       3      7.125   13.125           24    6 mo.s interest less 20% obal          4/1/2006           6

              PAYMENT
               RESET
  LOANID     FREQUENCY    PURPOSE   DIV   IO   IOTERM
-----------------------------------------------------
  33986688       6       Purchase   N     N       0
  33232760       6       Purchase   N     Y      60
  32883142       6       Purchase   N     Y      60
  34043273       6       R/T Refi   N     Y      60
  33822008       6       C/O Refi   N     N       0
  33159179       6       Purchase   N     N       0
  33623042       6       C/O Refi   N     N       0
  33964305       6       Purchase   N     Y      60
  33040429       6       R/T Refi   N     N       0
  33152760       6       Purchase   N     N       0
  33965781       6       Purchase   N     N       0
  33942822       6       Purchase   N     Y      60
  33115627       6       Purchase   N     Y      60
  33708272       6       Purchase   N     N       0
  33815630       6       Purchase   N     Y      60
  33558883       6       C/O Refi   N     Y      60
  33168386       6       C/O Refi   N     Y      60
  33236449       6       C/O Refi   N     N       0
  33453317       6       Purchase   N     N       0
  33473463       6       Purchase   N     N       0
  32720989       6       Purchase   N     Y      60
  32719940       6       Purchase   N     Y      60
  33416066       6       Purchase   N     Y      60
  33291832       6       C/O Refi   N     Y      60
  33947557       6       Purchase   N     Y      60
  32679094       6       Purchase   N     N       0
  33291816       6       Purchase   N     Y      60
  33418757       6       Purchase   N     Y      60
  33448747       6       C/O Refi   N     N       0
  33704891       6       C/O Refi   N     N       0
  34022210       6       Purchase   N     N       0
  32920902       6       Purchase   N     N       0
  33494220       6       C/O Refi   N     Y      60
  33884313       6       Purchase   N     Y      60
  33963992       6       Purchase   N     Y      60
  32719114       6       Purchase   N     Y      60
  33434275       6       Purchase   N     Y      60
  33469149       6       Purchase   N     Y      60
  33623802       6       Purchase   N     N       0
  33786229       6       C/O Refi   N     Y      60
  33882945       6       C/O Refi   N     N       0
  33784687       6       Purchase   N     Y      60
  33246794       6       Purchase   N     N       0
  33555103       6       Purchase   N     Y      60
  32718827       6       Purchase   N     Y      60
  33169137       6       Purchase   N     N       0
  33945379       6       C/O Refi   N     Y      60
  33904087       6       C/O Refi   N     N       0
  33512146       6       Purchase   N     Y      60
  33491432       6       C/O Refi   N     Y      60
  33687625       6       C/O Refi   N     Y      60
  33983719       6       C/O Refi   N     Y      60
  33432832       6       Purchase   N     N       0
  33411992       6       Purchase   N     Y      60
  33474529       6       Purchase   N     Y      60
  33714171       6       Purchase   N     N       0
  33809765       6       Purchase   N     Y      60
  33235797       6       Purchase   N     Y      60
  33710526       6       Purchase   N     N       0
  32590481       6       Purchase   N     N       0
  33167818       6       Purchase   N     N       0
  33943093       6       Purchase   N     Y      60
4000118286       6       Purchase   N     Y      60
  33254913       6       C/O Refi   N     Y      60

                                     D-1-41

                                                                PROPERTY                                ORIGINAL    ORIGINATION
  LOANID                CITY              ZIP    STATE            TYPE                OCCUPANCY           TERM          DATE
-------------------------------------------------------------------------------------------------------------------------------
  33983156   BOYNTON BEACH               33435     FL    Single Family            Non-Owner Occupied          360    3/31/2004
  33884248   WALDORF                     20602     MD    PUD                      Owner Occupied              360    3/31/2004
  33830449   SUN VALLEY                  91352     CA    Single Family            Owner Occupied              360    3/24/2004
  33432485   DALLAS                      75228     TX    Single Family            Owner Occupied              360    3/24/2004
  33950106   PASO ROBLES                 93446     CA    Single Family            Owner Occupied              360    3/30/2004
  33685835   BEN LOMOND                  95005     CA    Single Family            Owner Occupied              360    3/18/2004
  33622721   EATON RAPIDS                48827     MI    Single Family            Owner Occupied              360    3/23/2004
  33830076   HUNTINGTON PARK             90255     CA    Condo                    Owner Occupied              360    3/23/2004
  33521758   PASADENA                    91101     CA    Condo                    Owner Occupied              360    3/25/2004
  33982042   LEHIGH ACRES                33936     FL    Single Family            Second Home                 360    3/30/2004
  33214461   SCOTTSDALE                  85257     AZ    Condo                    Owner Occupied              360    3/30/2004
  32675399   BRITT                       50423     IA    Single Family            Owner Occupied              360    3/31/2004
  33740127   SAN JOSE                    95131     CA    Condo                    Owner Occupied              360    3/19/2004
  33513615   DOWNEY                      90240     CA    Single Family            Owner Occupied              360    3/19/2004
  33623026   DETROIT                     48235     MI    Single Family            Owner Occupied              360    3/23/2004
  33704362   CHICAGO                     60651     IL    Multi Family - 2 Units   Owner Occupied              360    3/26/2004
  33159443   FRANLIN PARK                60131     IL    Multi Family - 3 Units   Owner Occupied              360    3/22/2004
  33292244   BAKERSFIELD                 93308     CA    Single Family            Owner Occupied              360    3/19/2004
  33740630   SAN DIEGO                   92139     CA    Condo                    Owner Occupied              360    3/25/2004
  32719973   FEDERAL WAY                 98023     WA    PUD                      Owner Occupied              360    3/22/2004
  33492778   STOCKTON                    95206     CA    Single Family            Owner Occupied              360    3/22/2004
  33317876   HIGHLANDS RANCH             80126     CO    PUD                      Owner Occupied              360    3/31/2004
  33115577   ANOKA                       55303     MN    Single Family            Owner Occupied              360    3/26/2004
  33159518   POPLAR GROVE                61065     IL    Single Family            Owner Occupied              360    3/25/2004
  32679441   JEFFERSON CITY              65101     MO    Single Family            Owner Occupied              360    3/29/2004
  33816539   CANTON                      30114     GA    PUD                      Owner Occupied              360    3/31/2004
  33170663   DETROIT                     48213     MI    Single Family            Owner Occupied              360    3/26/2004
  33685215   VALLEJO                     94591     CA    Condo                    Owner Occupied              360    3/15/2004
  33541301   SOUTH VIENNA                45369     OH    Single Family            Owner Occupied              360    3/26/2004
  32675720   MILWAUKEE                   53205     WI    Single Family            Owner Occupied              360    3/29/2004
  33810276   NASHVILLE                   37204     TN    PUD                      Owner Occupied              360    3/30/2004
4000121860   WORCESTER                    1605     MA    Single Family            Owner Occupied              360    3/26/2004
  33906157   CAPE CORAL                  33904     FL    Single Family            Owner Occupied              360    3/25/2004
  33419136   ONTARIO                     91761     CA    Single Family            Owner Occupied              360     3/1/2004
  33804873   CANTON                      30115     GA    Single Family            Owner Occupied              360    3/26/2004
  33560764   EL CAJON                    92020     CA    Single Family            Owner Occupied              360    3/19/2004
4000126070   BIRMINGHAM                  35235     AL    Single Family            Owner Occupied              360    3/23/2004
  33742651   GRAHAM                      98338     WA    Single Family            Owner Occupied              360    3/23/2004
  33529603   REYNOLDSBURG                43068     OH    Single Family            Owner Occupied              360    3/26/2004
  33491689   SACRAMENTO                  95831     CA    Single Family            Owner Occupied              360    3/22/2004
4000077550   MOYOCK                      27958     NC    PUD                      Owner Occupied              360    3/31/2004
  33806639   PULASKI                     38478     TN    Single Family            Owner Occupied              360    3/26/2004
  33417817   PALM SPRINGS                92262     CA    Condo                    Owner Occupied              360    3/19/2004
  33536178   DAYTON                      45415     OH    Single Family            Owner Occupied              360    3/22/2004
  33523226   ASHLAND                     44805     OH    Single Family            Owner Occupied              360    3/26/2004
  33491796   LODI                        95242     CA    Single Family            Owner Occupied              360    3/18/2004
  33703554   PARK HILLS                  63601     MO    Single Family            Owner Occupied              360    3/26/2004
  33811605   DECATUR                     30034     GA    Single Family            Owner Occupied              360    3/22/2004
  33947953   SANTEE                      92071     CA    Single Family            Owner Occupied              360    3/25/2004
  33216854   GILBERT                     85297     AZ    PUD                      Owner Occupied              360    3/26/2004
  33319237   AURORA                      80012     CO    PUD                      Owner Occupied              360    3/24/2004
  33814542   COVINGTON                   30016     GA    Single Family            Owner Occupied              360    3/31/2004
  33185398   GRASS LAKE                  49240     MI    Single Family            Owner Occupied              360    3/26/2004
  33347584   COLUMBIA                    29212     SC    Single Family            Owner Occupied              360    3/30/2004
  33368846   DETROIT                     48234     MI    Single Family            Owner Occupied              360    3/23/2004
  33453069   CLINTON                     20735     MD    Single Family            Owner Occupied              360    3/25/2004
  33618422   BESSEMER                    35022     AL    Single Family            Owner Occupied              360    3/25/2004
  33763384   ELMSFORD                    10523     NY    Single Family            Owner Occupied              360    3/25/2004
  33903048   GIBSONTON                   33534     FL    PUD                      Owner Occupied              360    3/26/2004
  33885146   UPPER MARLBORO              20774     MD    Single Family            Owner Occupied              360    3/31/2004
  33741539   VENICE AREA                 90291     CA    Single Family            Owner Occupied              360    3/26/2004
  34102335   CATHEDRAL CITY              92234     CA    Single Family            Owner Occupied              360    3/22/2004
  32474470   GAMBIER                     43022     OH    Single Family            Owner Occupied              360    3/22/2004
  33735598   SACRAMENTO                  95835     CA    Single Family            Owner Occupied              360    3/23/2004

                                                                                            PAID        ORIGINAL
               FIRST    MATURITY    REMAINING   ORIGINAL   SCHEDULED                        THRU     COMBINED LOAN       OTS
  LOANID     PAY DATE     DATE        TERM       BALANCE    BALANCE     RATE     P&I        DATE        TO VALUE     DELINQUENCY
--------------------------------------------------------------------------------------------------------------------------------
  33983156   5/1/2004   4/1/2034          358    119850       119850    6.99     698.13   6/1/2004             85        0-29
  33884248   5/1/2004   4/1/2034          358    169600       169600   5.125     724.33   6/1/2004             80        0-29
  33830449   5/1/2004   4/1/2034          358    250000    249761.56    6.25   1,302.08   6/1/2004    61.88118812        0-29
  33432485   5/1/2004   4/1/2034          358     64400     64162.98    5.25     281.75   6/1/2004    49.16030534        0-29
  33950106   5/1/2004   4/1/2034          357    284000       284000   5.125   1,212.92   7/1/2004             80        0-29
  33685835   5/1/2004   4/1/2034          358    272000       272000    5.25   1,190.00   6/1/2004             80        0-29
  33622721   5/1/2004   4/1/2034          358    102000    101693.57    8.25     766.30   6/1/2004             85        0-29
  33830076   5/1/2004   4/1/2034          358    141600       141600   5.875     693.25   6/1/2004             80        0-29
  33521758   5/1/2004   4/1/2034          357    172000       172000   5.875     842.08   7/1/2004             80        0-29
  33982042   5/1/2004   4/1/2034          358    121600    121198.84     5.5     690.44   6/1/2004             95        0-29
  33214461   5/1/2004   4/1/2034          359     84000     83928.54     5.5     385.00   5/1/2004             80        0-29
  32675399   5/1/2004   4/1/2034          358     34200     34132.41   8.125     253.94   6/1/2004             90        0-29
  33740127   5/1/2004   4/1/2034          358    271100       271100    6.75   1,524.94   6/1/2004    79.99693114        0-29
  33513615   5/1/2004   4/1/2034          358    276000    275247.41     6.5   1,744.51   6/1/2004    74.59459459        0-29
  33623026   5/1/2004   4/1/2034          358    122000    121659.18   6.375     761.13   6/1/2004    78.70967742        0-29
  33704362   5/1/2004   4/1/2034          358    217550     216980.7    6.75   1,411.03   6/1/2004             95        0-29
  33159443   5/1/2004   4/1/2034          358    248000    247939.29   5.875   1,214.17   6/1/2004             80        0-29
  33292244   5/1/2004   4/1/2034          358    160000    159623.26    7.25   1,091.49   6/1/2004    78.04878049        0-29
  33740630   5/1/2004   4/1/2034          358    197600    197556.77    5.25     864.50   6/1/2004             80        0-29
  32719973   5/1/2004   4/1/2034          358    224000       224000       6   1,120.00   6/1/2004             80        0-29
  33492778   5/1/2004   4/1/2034          358    216000    215952.75   5.375     967.50   6/1/2004             80        0-29
  33317876   5/1/2004   4/1/2034          359    288000       288000   5.375   1,290.00   6/1/2004             80        0-29
  33115577   5/1/2004   4/1/2034          358    148000       148000   5.625     693.75   6/1/2004             80        0-29
  33159518   5/1/2004   4/1/2034          358    197550    197052.98   7.125   1,330.94   6/1/2004    94.98007125        0-29
  32679441   5/1/2004   4/1/2034          358     71500     71355.09       8     524.65   6/1/2004    82.65895954        0-29
  33816539   5/1/2004   4/1/2034          357    177697       177697   5.125     758.91   7/1/2004    94.99973269        0-29
  33170663   5/1/2004   4/1/2034          357     57000      56828.4       6     341.75   7/1/2004             95        0-29
  33685215   5/1/2004   4/1/2034          358    207200       207200   5.375     928.08   6/1/2004             80        0-29
  33541301   5/1/2004   4/1/2034          358    130000    129670.47   6.875     854.01   6/1/2004    74.28571429        0-29
  32675720   5/1/2004   4/1/2034          358     25500     25438.46   7.125     171.80   6/1/2004             85        0-29
  33810276   5/1/2004   4/1/2034          358     94350        94350       6     471.75   6/1/2004    79.99864337        0-29
4000121860   5/1/2004   4/1/2034          359    171000    170555.84    6.75   1,109.10   5/1/2004             90        0-29
  33906157   5/1/2004   4/1/2034          358    124000       124000   5.625     581.25   6/1/2004             80        0-29
  33419136   5/1/2004   4/1/2034          358    160000       160000    5.75     766.67   6/1/2004             80        0-29
  33804873   5/1/2004   4/1/2034          358    130500    129968.69   7.625     829.22   6/1/2004             90        0-29
  33560764   5/1/2004   4/1/2034          358    265000       265000   6.625   1,463.02   6/1/2004    63.85542169        0-29
4000126070   5/1/2004   4/1/2034          358     71600        71600       6     358.00   6/1/2004             80        0-29
  33742651   5/1/2004   4/1/2034          358    172000       172000       6     860.00   6/1/2004             80        0-29
  33529603   5/1/2004   4/1/2034          357    180400    179888.42     6.5     977.17   7/1/2004    94.99736704        0-29
  33491689   5/1/2004   4/1/2034          357    301500     301141.9   6.625   1,664.53   7/1/2004             90        0-29
4000077550   5/1/2004   4/1/2034          358    213600     213599.5    6.25   1,112.50   6/1/2004    79.99700386        0-29
  33806639   5/1/2004   4/1/2034          357     55200     55085.28   7.875     400.24   7/1/2004             80        0-29
  33417817   5/1/2004   4/1/2034          357    103100       103100   5.125     440.32   7/1/2004     79.9844841        0-29
  33536178   5/1/2004   4/1/2034          358    106250    106045.31    8.25     798.23   6/1/2004             85        0-29
  33523226   5/1/2004   4/1/2034          358     94300        94300   5.625     442.03   6/1/2004    85.72727273        0-29
  33491796   5/1/2004   4/1/2034          358    252000    251978.92   4.875   1,023.75   6/1/2004             80        0-29
  33703554   5/1/2004   4/1/2034          358     54000     53879.01     7.5     377.58   6/1/2004    72.97297297        0-29
  33811605   5/1/2004   4/1/2034          358    105600    105332.31   6.875     693.72   6/1/2004             80        0-29
  33947953   5/1/2004   4/1/2034          358    328700       328700   6.375   1,746.22   6/1/2004             95        0-29
  33216854   5/1/2004   4/1/2034          358    251900    251177.93    6.25   1,551.00   6/1/2004    79.99364878        0-29
  33319237   5/1/2004   4/1/2034          358     97500     97269.82    7.25     665.13   6/1/2004    84.05172414        0-29
  33814542   5/1/2004   4/1/2034          358    167254       167254    5.75     801.43   6/1/2004    79.99980867        0-29
  33185398   5/1/2004   4/1/2034          357    139400    139085.22       8   1,022.87   7/1/2004             85        0-29
  33347584   5/1/2004   4/1/2034          358     75900     75750.03   8.125     563.56   6/1/2004    79.97892518        0-29
  33368846   5/1/2004   4/1/2034          358     88200     87959.48     6.5     557.49   6/1/2004             90        0-29
  33453069   5/1/2004   4/1/2034          358    276250     275704.2   8.125   2,051.15   6/1/2004             85        0-29
  33618422   5/1/2004   4/1/2034          358    247500    246931.51   7.375   1,709.43   6/1/2004             90        0-29
  33763384   5/1/2004   4/1/2034          358    232500    231765.04    5.75   1,356.81   6/1/2004             75        0-29
  33903048   5/1/2004   4/1/2034          359     86350        86350     6.5     467.73   5/1/2004    79.96110751        0-29
  33885146   5/1/2004   4/1/2034          359    161500       161500   6.375     857.97   5/1/2004    79.98019066        0-29
  33741539   5/1/2004   4/1/2034          358    298800       298800    5.99   1,491.51   6/1/2004             80        0-29
  34102335   5/1/2004   4/1/2034          357    155000    154556.47    6.25     954.37   7/1/2004    68.88888889        0-29
  32474470   5/1/2004   4/1/2034          358    202500    202068.44    7.75   1,450.74   6/1/2004             90        0-29
  33735598   5/1/2004   4/1/2034          358    243300       243300    5.75   1,165.81   6/1/2004    79.99736959        0-29

                              INITIAL                     PREPAYMENT                                        FIRST RATE   RATE RESET
  LOANID     INDEX   MARGIN     CAP     FLOOR   CEILING      TERM              PREPAYMENT PENALTY           RESET DATE    FREQUENCY
-----------------------------------------------------------------------------------------------------------------------------------
  33983156    6ML      4.5       3       6.99    12.99            0    None                                   4/1/2006           6
  33884248    6ML        4       3      5.125   11.125           24    6 mo.s interest less 20% obal          4/1/2006           6
  33830449    6ML    4.625       3       6.25    12.25           24    6 mo.s interest less 20% obal          4/1/2006           6
  33432485    6ML    3.375       3       5.25    11.25            0    None                                   4/1/2006           6
  33950106    6ML    4.125       3      5.125   11.125           36    6 mo.s interest less 20% obal          4/1/2007           6
  33685835    6ML      3.5       3       5.25    11.25           24    6 mo.s interest less 20% obal          4/1/2009           6
  33622721    6ML    7.125       3       8.25    14.25           36    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33830076    6ML    4.125       3      5.875   11.875           24    6 mo.s interest less 20% obal          4/1/2006           6
  33521758    6ML        4       3      5.875   11.875           36    6 mo.s interest less 20% obal          4/1/2009           6
  33982042    6ML     4.75       3        5.5     11.5           24    6 mo.s interest less 20% obal          4/1/2006           6
  33214461    6ML    3.875       3        5.5     11.5           24    6 mo.s interest less 20% obal          4/1/2006           6
  32675399    6ML    7.125       3      8.125   14.125           24    6 mo.s interest less 20% obal          4/1/2006           6
  33740127    6ML     5.25       3       6.75    12.75           24    6 mo.s interest less 20% obal          4/1/2006           6
  33513615    6ML     5.25       3        6.5     12.5           24    6 mo.s interest less 20% obal          4/1/2006           6
  33623026    6ML    3.375       3      6.375   12.375           24    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33704362    6ML      6.5       3       6.75    12.75           24    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33159443    6ML    4.125       3      5.875   11.875           24    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33292244    6ML    5.875       3       7.25    13.25           24    6 mo.s interest less 20% obal          4/1/2006           6
  33740630    6ML     3.75       3       5.25    11.25           24    6 mo.s interest less 20% obal          4/1/2006           6
  32719973    6ML    4.625       3          6       12           24    6 mo.s interest less 20% obal          4/1/2006           6
  33492778    6ML        4       3      5.375   11.375           24    6 mo.s interest less 20% obal          4/1/2006           6
  33317876    6ML      4.5       3      5.375   11.375           24    6 mo.s interest less 20% obal          4/1/2006           6
  33115577    6ML    4.375       3      5.625   11.625           36    min (2% prepaid, 60 days interest)     4/1/2006           6
  33159518    6ML     6.25       3      7.125   13.125           12    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  32679441    6ML    5.375       3          8       14           24    2% prepaid                             4/1/2006           6
  33816539    6ML        5       3      5.125   11.125            0    None                                   4/1/2007           6
  33170663    6ML        5       3          6       12           24    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33685215    6ML    3.625       3      5.375   11.375           24    6 mo.s interest less 20% obal          4/1/2009           6
  33541301    6ML    3.625       3      6.875   12.875           24    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  32675720    6ML    6.125       3      7.125   13.125           24    6 mo.s interest less 20% obal          4/1/2006           6
  33810276    6ML     4.25       3          6       12           12    6 mo.s interest less 20% obal          4/1/2006           6
4000121860    6ML    6.125       3       6.75    12.75           36    6 mo.s interest less 20% obal          4/1/2006           6
  33906157    6ML     3.75       3      5.625   11.625           24    6 mo.s interest less 20% obal          4/1/2006           6
  33419136    6ML    4.375       3       5.75    11.75           24    6 mo.s interest less 20% obal          4/1/2006           6
  33804873    6ML    5.875       3      7.625   13.625            0    None                                   4/1/2009           6
  33560764    6ML    4.875       3      6.625   12.625           36    6 mo.s interest less 20% obal          4/1/2007           6
4000126070    6ML     4.25       3          6       12           24    6 mo.s interest less 20% obal          4/1/2006           6
  33742651    6ML    4.875       3          6       12           24    6 mo.s interest less 20% obal          4/1/2006           6
  33529603    6ML     5.75       3        6.5     12.5           24    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33491689    6ML    5.375       3      6.625   12.625           24    6 mo.s interest less 20% obal          4/1/2007           6
4000077550    6ML    4.625       3       6.25    12.25            0    None                                   4/1/2009           6
  33806639    6ML     6.25       3      7.875   13.875           24    6 mo.s interest less 20% obal          4/1/2006           6
  33417817    6ML    3.375       3      5.125   11.125           24    6 mo.s interest less 20% obal          4/1/2006           6
  33536178    6ML    6.875       3       8.25    14.25           24    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33523226    6ML    4.625       3      5.625   11.625           24    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33491796    6ML    3.625       3      4.875   10.875           24    6 mo.s interest less 20% obal          4/1/2006           6
  33703554    6ML    6.125       3        7.5     13.5           24    2% prepaid                             4/1/2006           6
  33811605    6ML      5.5       3      6.875   12.875            0    None                                   4/1/2006           6
  33947953    6ML      5.5       3      6.375   12.375           36    6 mo.s interest less 20% obal          4/1/2007           6
  33216854    6ML    5.625       3       6.25    12.25           24    6 mo.s interest less 20% obal          4/1/2006           6
  33319237    6ML    6.125       3       7.25    13.25           24    6 mo.s interest less 20% obal          4/1/2006           6
  33814542    6ML    4.125       3       5.75    11.75            0    None                                   4/1/2009           6
  33185398    6ML    6.875       3          8       14           24    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33347584    6ML     6.75       3      8.125   14.125            0    None                                   4/1/2006           6
  33368846    6ML    5.875       3        6.5     12.5           36    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33453069    6ML      6.5       3      8.125   14.125           12    6 mo.s interest less 20% obal          4/1/2007           6
  33618422    6ML    6.125       3      7.375   13.375           24    6 mo.s interest less 20% obal          4/1/2006           6
  33763384    6ML    4.625       3       5.75    11.75            0    None                                   4/1/2006           6
  33903048    6ML    5.125       3        6.5     12.5           24    6 mo.s interest less 20% obal          4/1/2006           6
  33885146    6ML     5.25       3      6.375   12.375           24    6 mo.s interest less 20% obal          4/1/2006           6
  33741539    6ML    4.625       3       5.99    11.99           24    6 mo.s interest less 20% obal          4/1/2006           6
  34102335    6ML     4.75       3       6.25    12.25           24    6 mo.s interest less 20% obal          4/1/2006           6
  32474470    6ML     6.75       3       7.75    13.75           24    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33735598    6ML    4.375       3       5.75    11.75           24    6 mo.s interest less 20% obal          4/1/2006           6

              PAYMENT
               RESET
  LOANID     FREQUENCY    PURPOSE   DIV   IO   IOTERM
-----------------------------------------------------
  33983156       6       Purchase   N     Y      60
  33884248       6       Purchase   N     Y      60
  33830449       6       C/O Refi   N     Y      60
  33432485       6       C/O Refi   N     Y      60
  33950106       6       Purchase   N     Y      60
  33685835       6       Purchase   N     Y      60
  33622721       6       C/O Refi   N     N       0
  33830076       6       Purchase   N     Y      60
  33521758       6       Purchase   N     Y      60
  33982042       6       Purchase   N     N       0
  33214461       6       Purchase   N     Y      60
  32675399       6       Purchase   N     N       0
  33740127       6       Purchase   N     Y      60
  33513615       6       C/O Refi   N     N       0
  33623026       6       C/O Refi   N     N       0
  33704362       6       Purchase   N     N       0
  33159443       6       C/O Refi   N     Y      60
  33292244       6       C/O Refi   N     N       0
  33740630       6       Purchase   N     Y      60
  32719973       6       C/O Refi   N     Y      60
  33492778       6       Purchase   N     Y      60
  33317876       6       Purchase   N     Y      60
  33115577       6       C/O Refi   N     Y      60
  33159518       6       Purchase   N     N       0
  32679441       6       Purchase   N     N       0
  33816539       6       Purchase   N     Y      60
  33170663       6       C/O Refi   N     N       0
  33685215       6       Purchase   N     Y      60
  33541301       6       R/T Refi   N     N       0
  32675720       6       Purchase   N     N       0
  33810276       6       Purchase   N     Y      60
4000121860       6       R/T Refi   N     N       0
  33906157       6       C/O Refi   N     Y      60
  33419136       6       Purchase   N     Y      60
  33804873       6       R/T Refi   N     Y      60
  33560764       6       C/O Refi   N     Y      60
4000126070       6       R/T Refi   N     Y      60
  33742651       6       Purchase   N     Y      60
  33529603       6       Purchase   N     Y      60
  33491689       6       Purchase   N     Y      60
4000077550       6       Purchase   N     Y      60
  33806639       6       C/O Refi   N     N       0
  33417817       6       Purchase   N     Y      60
  33536178       6       R/T Refi   N     N       0
  33523226       6       C/O Refi   N     Y      60
  33491796       6       Purchase   N     Y      60
  33703554       6       R/T Refi   N     N       0
  33811605       6       C/O Refi   N     N       0
  33947953       6       C/O Refi   N     Y      60
  33216854       6       Purchase   N     N       0
  33319237       6       R/T Refi   N     N       0
  33814542       6       Purchase   N     Y      60
  33185398       6       C/O Refi   N     N       0
  33347584       6       Purchase   N     N       0
  33368846       6       C/O Refi   N     N       0
  33453069       6       C/O Refi   N     N       0
  33618422       6       C/O Refi   N     N       0
  33763384       6       C/O Refi   N     N       0
  33903048       6       Purchase   N     Y      60
  33885146       6       Purchase   N     Y      60
  33741539       6       Purchase   N     Y      60
  34102335       6       C/O Refi   N     N       0
  32474470       6       C/O Refi   N     N       0
  33735598       6       Purchase   N     Y      60

                                     D-1-42

                                                                PROPERTY                                ORIGINAL    ORIGINATION
  LOANID                CITY              ZIP    STATE            TYPE                OCCUPANCY           TERM          DATE
-------------------------------------------------------------------------------------------------------------------------------
  33909300   KNOXVILLE                   37931     TN    Single Family            Owner Occupied              360    3/29/2004
  33418484   YUCAIPA                     92399     CA    Single Family            Owner Occupied              360    3/23/2004
  33225806   LAS VEGAS                   89143     NV    PUD                      Owner Occupied              360    3/25/2004
  32739344   FARMERSVILLE                45325     OH    Single Family            Owner Occupied              360    3/25/2004
  33334004   MARYSVILLE                  95901     CA    Single Family            Owner Occupied              360     3/5/2004
  33098120   YARMOUTHPORT                 2675     MA    Single Family            Owner Occupied              360    3/22/2004
  33843822   MERIDIAN                    83642     ID    Single Family            Owner Occupied              360    3/25/2004
  33235862   LAS VEGAS                   89129     NV    PUD                      Owner Occupied              360    3/24/2004
  33347386   INMAN                       29349     SC    Single Family            Owner Occupied              360    3/30/2004
  33964065   PARKER                      80134     CO    PUD                      Owner Occupied              360    3/31/2004
  33040494   MECHANICSVILLE              20659     MD    Single Family            Owner Occupied              360    3/24/2004
  33572264   GRESHAM                     97080     OR    PUD                      Owner Occupied              360    3/29/2004
  33093253   WORCESTER                    1606     MA    Condo                    Owner Occupied              360    3/23/2004
  33077124   BENICIA                     94510     CA    Single Family            Owner Occupied              360    3/26/2004
  33348566   CHARELSTON                  29414     SC    PUD                      Owner Occupied              360    3/31/2004
  33350794   LEXINGTON                   27292     NC    Single Family            Owner Occupied              360    3/26/2004
  34083584   MURRIETA                    92562     CA    Single Family            Owner Occupied              360    3/26/2004
  33624990   YPSILANTI                   48198     MI    Single Family            Owner Occupied              360    3/31/2004
  33555723   SOLANA BEACH                92075     CA    Condo                    Owner Occupied              360    3/17/2004
  34104208   TRONA                       93562     CA    Single Family            Non-Owner Occupied          360    3/23/2004
  33432212   TEMPLE                      76502     TX    Single Family            Owner Occupied              360    3/22/2004
  33349127   DURHAM                      27713     NC    Condo                    Owner Occupied              360    3/30/2004
  33565862   FOREST GROVE                97116     OR    PUD                      Owner Occupied              360    3/29/2004
  33452533   PHILADELPHIA                19135     PA    Single Family            Owner Occupied              360    3/26/2004
  33169905   WATERFORD                   48328     MI    Single Family            Owner Occupied              360    3/24/2004
  34107045   HENDERSON                   89012     NV    PUD                      Owner Occupied              360    3/26/2004
  33621806   CAPE CORAL                  33914     FL    Single Family            Owner Occupied              360    3/26/2004
  33737628   SHERWOOD                    97140     OR    Single Family            Owner Occupied              360    3/12/2004
  33598731   HUMBLE                      77396     TX    PUD                      Owner Occupied              360    3/31/2004
  33599804   HUMBLE                      77345     TX    PUD                      Non-Owner Occupied          360    3/31/2004
  33518051   PALMDALE                    93551     CA    Single Family            Owner Occupied              360    3/12/2004
  33902453   ORLANDO                     32812     FL    PUD                      Owner Occupied              360    3/23/2004
  33574716   WHITE CITY                  97503     OR    PUD                      Owner Occupied              360    3/10/2004

                                                                                            PAID        ORIGINAL
               FIRST    MATURITY    REMAINING   ORIGINAL   SCHEDULED                        THRU     COMBINED LOAN       OTS
  LOANID     PAY DATE     DATE        TERM       BALANCE    BALANCE     RATE     P&I        DATE        TO VALUE     DELINQUENCY
--------------------------------------------------------------------------------------------------------------------------------
  33909300   5/1/2004   4/1/2034          358    189900    189515.19       8   1,393.42   6/1/2004            100        0-29
  33418484   5/1/2004   4/1/2034          357    200000    199520.73   5.125     854.17   7/1/2004    79.36507937        0-29
  33225806   5/1/2004   4/1/2034          358    183450       183450   5.375     821.70   6/1/2004    95.00209735        0-29
  32739344   5/1/2004   4/1/2034          358     80000     79816.23   7.375     552.55   6/1/2004    57.14285714        0-29
  33334004   5/1/2004   4/1/2034          358    170350       170350   6.125     869.49   6/1/2004    79.98028076        0-29
  33098120   5/1/2004   4/1/2034          358    320000    319264.99   7.375   2,210.17   6/1/2004    73.56321839        0-29
  33843822   5/1/2004   4/1/2034          357    104400    104135.35   6.875     685.84   7/1/2004             90        0-29
  33235862   5/1/2004   4/1/2034          358    196000       196000   6.375   1,041.25   6/1/2004             80        0-29
  33347386   5/1/2004   4/1/2034          357     65000     64849.63   7.375     448.94   7/1/2004    78.31325301        0-29
  33964065   5/1/2004   4/1/2034          358    284800       284800     5.5   1,305.33   6/1/2004             80        0-29
  33040494   5/1/2004   4/1/2034          358    238000    237466.77     7.5   1,664.14   6/1/2004             70        0-29
  33572264   5/1/2004   4/1/2034          358    176400       176400   6.125     900.38   6/1/2004             80        0-29
  33093253   5/1/2004   4/1/2034          358     83000        83000   7.875     544.69   6/1/2004    69.45606695        0-29
  33077124   5/1/2004   4/1/2034          358    208000    207498.01   7.125   1,401.34   6/1/2004    55.91397849        0-29
  33348566   5/1/2004   4/1/2034          358    168000    167641.11    7.75   1,203.58   6/1/2004            100        0-29
  33350794   5/1/2004   4/1/2034          358     85000     84738.97   8.375     646.07   6/1/2004             85        0-29
  34083584   5/1/2004   4/1/2034          358    318000       318000   6.375   1,689.38   6/1/2004    90.85714286        0-29
  33624990   5/1/2004   4/1/2034          357    229190    228534.19    6.25   1,411.17   7/1/2004    94.99867361        0-29
  33555723   5/1/2004   4/1/2034          357    182500       182500   6.375     969.53   7/1/2004    56.15384615        0-29
  34104208   5/1/2004   4/1/2034          357     72000        72000   7.625     457.50   7/1/2004             90        0-29
  33432212   5/1/2004   4/1/2034          358    134900    134558.04   6.875     886.20   6/1/2004             95        0-29
  33349127   5/1/2004   4/1/2034          358     55000     54860.55   6.875     361.32   6/1/2004          68.75        0-29
  33565862   5/1/2004   4/1/2034          357    181800    181788.33    5.75     871.13   7/1/2004             80        0-29
  33452533   5/1/2004   4/1/2034          358     61200     61064.64       8     449.07   6/1/2004             85        0-29
  33169905   5/1/2004   4/1/2034          358    195500       195500    7.25   1,181.15   6/1/2004             85        0-29
  34107045   5/1/2004   4/1/2034          358    114750       114750    6.75     645.47   6/1/2004         57.375        0-29
  33621806   5/1/2004   4/1/2034          358    263600    262946.71    6.99   1,751.97   6/1/2004    89.99658587        0-29
  33737628   5/1/2004   4/1/2034          358    154000    153643.55   7.375   1,063.64   6/1/2004    92.77108434        0-29
  33598731   5/1/2004   4/1/2034          358     67250     67211.25       6     336.25   6/1/2004    79.96432818        0-29
  33599804   5/1/2004   4/1/2034          357    140100       140100    5.99     699.33   7/1/2004    89.98073218        0-29
  33518051   5/1/2004   4/1/2034          358    188000       188000   5.875     920.42   6/1/2004             80        0-29
  33902453   5/1/2004   4/1/2034          358    250750       250750    7.75   1,619.43   6/1/2004             85        0-29
  33574716   5/1/2004   4/1/2034          359    116000    115981.67     5.5     531.67   5/1/2004             80        0-29

                              INITIAL                     PREPAYMENT                                        FIRST RATE   RATE RESET
  LOANID     INDEX   MARGIN     CAP     FLOOR   CEILING      TERM              PREPAYMENT PENALTY           RESET DATE    FREQUENCY
-----------------------------------------------------------------------------------------------------------------------------------
  33909300    6ML     5.75       3          8       14           24    6 mo.s interest less 20% obal          4/1/2006           6
  33418484    6ML    3.875       3      5.125   11.125           36    6 mo.s interest less 20% obal          4/1/2006           6
  33225806    6ML    4.875       3      5.375   11.375           24    6 mo.s interest less 20% obal          4/1/2006           6
  32739344    6ML    5.875       3      7.375   13.375           24    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33334004    6ML     4.75       3      6.125   12.125           24    6 mo.s interest less 20% obal          4/1/2006           6
  33098120    6ML        6       3      7.375   13.375           24    6 mo.s interest less 20% obal          4/1/2006           6
  33843822    6ML    5.875       3      6.875   12.875           24    6 mo.s interest less 20% obal          4/1/2006           6
  33235862    6ML        5       3      6.375   12.375           24    6 mo.s interest less 20% obal          4/1/2006           6
  33347386    6ML    4.375       3      7.375   13.375            0    None                                   4/1/2006           6
  33964065    6ML    3.875       3        5.5     11.5            0    None                                   4/1/2006           6
  33040494    6ML     6.25       3        7.5     13.5           24    6 mo.s interest less 20% obal          4/1/2006           6
  33572264    6ML    5.125       3      6.125   12.125           24    6 mo.s interest less 20% obal          4/1/2006           6
  33093253    6ML    5.875       3      7.875   13.875           24    6 mo.s interest less 20% obal          4/1/2006           6
  33077124    6ML     5.25       3      7.125   13.125           12    6 mo.s interest less 20% obal          4/1/2006           6
  33348566    6ML      5.5       3       7.75    13.75            0    None                                   4/1/2006           6
  33350794    6ML    6.875       3      8.375   14.375            0    None                                   4/1/2006           6
  34083584    6ML    5.375       3      6.375   12.375           24    6 mo.s interest less 20% obal          4/1/2006           6
  33624990    6ML        5       3       6.25    12.25           36    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  33555723    6ML    4.625       3      6.375   12.375           36    6 mo.s interest less 20% obal          4/1/2007           6
  34104208    6ML    5.875       3      7.625   13.625           24    6 mo.s interest less 20% obal          4/1/2006           6
  33432212    6ML        5       3      6.875   12.875           24    6 mo.s interest less 20% obal          4/1/2006           6
  33349127    6ML      5.5       3      6.875   12.875            0    None                                   4/1/2007           6
  33565862    6ML    4.125       3       5.75    11.75           24    6 mo.s interest less 20% obal          4/1/2009           6
  33452533    6ML    5.125       3          8       14           24    6 mo.s interest less 20% obal          4/1/2006           6
  33169905    6ML     6.25       3       7.25    13.25           36    3%/2%/1%-1st yr/2nd yr/3rd yr          4/1/2006           6
  34107045    6ML    4.875       3       6.75    12.75           24    6 mo.s interest less 20% obal          4/1/2006           6
  33621806    6ML     6.25       3       6.99    12.99           24    6 mo.s interest less 20% obal          4/1/2006           6
  33737628    6ML    6.625       3      7.375   13.375           24    6 mo.s interest less 20% obal          4/1/2006           6
  33598731    6ML        5       3          6       12           24    6 mo.s interest less 20% obal          4/1/2006           6
  33599804    6ML        6       3       5.99    11.99           24    6 mo.s interest less 20% obal          4/1/2006           6
  33518051    6ML    4.125       3      5.875   11.875           36    6 mo.s interest less 20% obal          4/1/2009           6
  33902453    6ML    6.125       3       7.75    13.75           24    6 mo.s interest less 20% obal          4/1/2009           6
  33574716    6ML    3.875       3        5.5     11.5           24    6 mo.s interest less 20% obal          4/1/2006           6

              PAYMENT
               RESET
  LOANID     FREQUENCY    PURPOSE   DIV   IO   IOTERM
-----------------------------------------------------
  33909300       6       Purchase   N     N       0
  33418484       6       C/O Refi   N     Y      60
  33225806       6       Purchase   N     Y      60
  32739344       6       Purchase   N     N       0
  33334004       6       Purchase   N     Y      60
  33098120       6       C/O Refi   N     N       0
  33843822       6       R/T Refi   N     N       0
  33235862       6       R/T Refi   N     Y      60
  33347386       6       Purchase   N     N       0
  33964065       6       Purchase   N     Y      60
  33040494       6       C/O Refi   N     N       0
  33572264       6       Purchase   N     Y      60
  33093253       6       C/O Refi   N     Y      60
  33077124       6       C/O Refi   N     N       0
  33348566       6       Purchase   N     N       0
  33350794       6       C/O Refi   N     N       0
  34083584       6       C/O Refi   N     Y      60
  33624990       6       Purchase   N     N       0
  33555723       6       C/O Refi   N     Y      60
  34104208       6       Purchase   N     Y      60
  33432212       6       Purchase   N     N       0
  33349127       6       Purchase   N     N       0
  33565862       6       Purchase   N     Y      60
  33452533       6       Purchase   N     N       0
  33169905       6       C/O Refi   N     Y      60
  34107045       6       C/O Refi   N     Y      60
  33621806       6       Purchase   N     N       0
  33737628       6       C/O Refi   N     N       0
  33598731       6       Purchase   N     Y      60
  33599804       6       Purchase   N     Y      60
  33518051       6       C/O Refi   N     Y      60
  33902453       6       C/O Refi   N     Y      60
  33574716       6       C/O Refi   N     Y      60

                                     D-1-43

                                  EXHIBIT D-2
                         GROUP 2 MORTGAGE LOAN SCHEDULE

Number of Loans                     515
Balance                  253,496,240.21
WACC                             5.966%
WAM                              358.52

                                                                 PROPERTY                               ORIGINAL   ORIGINATION
  LOANID                CITY               ZIP    STATE            TYPE              OCCUPANCY            TERM        DATE
------------------------------------------------------------------------------------------------------------------------------
  34082529   ROWLAND HEIGHTS              91748    CA     Single Family            Owner Occupied         360.00     4/12/2004
  34193805   BUFORD                       30519    GA     Single Family            Owner Occupied         360.00     4/30/2004
  33992553   MIRAMAR                      33027    FL     Single Family            Owner Occupied         360.00     4/30/2004
  33791583   DAVIS                        95616    CA     Single Family            Owner Occupied         360.00     4/16/2004
  33283417   MOUNTAIN VIEW                94043    CA     Condo                    Owner Occupied         360.00     4/20/2004
  34120097   LONG BEACH                   90803    CA     Single Family            Owner Occupied         360.00     4/22/2004
  34324061   GARDEN GROVE                 92841    CA     Single Family            Owner Occupied         360.00     4/27/2004
  34118216   LOS ANGELES                  90019    CA     Multi Family - 2 Units   Owner Occupied         360.00     4/27/2004
  33952375   CHULA VISTA                  91913    CA     PUD                      Owner Occupied         360.00     4/19/2004
  33789645   SOUTH SAN FRANCISCO          94080    CA     Single Family            Owner Occupied         360.00     4/19/2004
  34324822   FALLBROOK                    92028    CA     Single Family            Owner Occupied         360.00     4/26/2004
  33954736   SAN DIEGO                    92122    CA     Condo                    Owner Occupied         360.00     4/21/2004
  33474982   MOORPARK                     93021    CA     Single Family            Owner Occupied         360.00     4/20/2004
  34090035   RANCHO CUCAMONGA             91739    CA     Single Family            Owner Occupied         360.00     4/20/2004
  33884040   CHEVY CHASE                  20815    MD     Single Family            Owner Occupied         360.00     4/29/2004
  33793365   CONCORD                      94518    CA     Single Family            Owner Occupied         360.00     4/22/2004
  34103747   GRANITE BAY                  95746    CA     Single Family            Owner Occupied         360.00      4/5/2004
  34087833   BRENTWOOD                    90049    CA     Condo                    Owner Occupied         360.00     4/22/2004
4000136200   SALINAS                      93901    CA     Single Family            Owner Occupied         360.00     4/13/2004
  34094094   VALENCIA                     91381    CA     PUD                      Owner Occupied         360.00     4/27/2004
  34088997   GLENDORA                     91741    CA     Single Family            Owner Occupied         360.00     4/12/2004
  33945486   LA JOLLA                     92037    CA     Single Family            Owner Occupied         360.00     4/19/2004
  34110189   LADERA RANCH AREA            92694    CA     PUD                      Owner Occupied         360.00     4/21/2004
  33987454   WEST PALM BEACH              33411    FL     PUD                      Owner Occupied         360.00     4/30/2004
4000141903   UNION CITY                   94587    CA     Single Family            Owner Occupied         360.00     4/16/2004
  33994328   DAVIE                        33330    FL     PUD                      Owner Occupied         360.00     4/30/2004
  34116590   RIVERSIDE                    92506    CA     Single Family            Owner Occupied         360.00     4/15/2004
  33882556   ASHBURN                      20147    VA     PUD                      Owner Occupied         360.00     4/30/2004
  34206052   MINNEAPOLIS                  55406    MN     Single Family            Owner Occupied         360.00     4/30/2004
  33475823   AGOURA HILLS                 91301    CA     Single Family            Owner Occupied         360.00     4/15/2004
  33592882   WEST UNIVERSITY              77005    TX     Single Family            Owner Occupied         360.00     4/30/2004
  34222661   CAVE CREEK                   85331    AZ     PUD                      Owner Occupied         360.00     4/23/2004
  32720880   SEATTLE                      98199    WA     Single Family            Owner Occupied         360.00     4/16/2004
  34111161   ANAHEIM                      92804    CA     Single Family            Owner Occupied         360.00     4/16/2004
  33887092   GLENN DALE                   20769    MD     Single Family            Owner Occupied         360.00     4/20/2004
  33952466   SAN DIEGO                    92120    CA     Single Family            Owner Occupied         360.00     4/19/2004

                                                                                             PAID        ORIGINAL
               FIRST    MATURITY   REMAINING   ORIGINAL   SCHEDULED                          THRU     COMBINED LOAN       OTS
  LOANID     PAY DATE     DATE       TERM       BALANCE    BALANCE     RATE      P&I         DATE        TO VALUE     DELINQUENCY
---------------------------------------------------------------------------------------------------------------------------------
  34082529   6/1/2004   5/1/2034         359     643500      643500   6.125   12/27/1908   6/1/2004           90.00   0-29
  34193805   6/1/2004   5/1/2034         359     342450      342450    6.25   11/17/1904   6/1/2004           95.00   0-29
  33992553   6/1/2004   5/1/2034         359     438000      438000   6.375    5/14/1906   6/1/2004          100.00   0-29
  33791583   6/1/2004   5/1/2034         359     556000      556000   5.625    2/18/1907   6/1/2004           80.00   0-29
  33283417   6/1/2004   5/1/2034         359     335050      335050   5.125   11/30/1903   6/1/2004           80.00   0-29
  34120097   6/1/2004   5/1/2034         359     584250      584250    6.25    4/29/1908   6/1/2004           95.00   0-29
  34324061   6/1/2004   5/1/2034         359     465000      465000   6.625    1/10/1907   6/1/2004          100.00   0-29
  34118216   6/1/2004   5/1/2034         359     604000   603855.29    5.75    12/3/1907   6/1/2004           80.00   0-29
  33952375   6/1/2004   5/1/2034         359     628000      628000   5.875    5/31/1908   6/1/2004           80.00   0-29
  33789645   6/1/2004   5/1/2034         359     600000      600000   5.875    1/15/1908   6/1/2004           80.00   0-29
  34324822   6/1/2004   5/1/2034         359     375200      375200     5.5    9/14/1904   6/1/2004           80.00   0-29
  33954736   6/1/2004   5/1/2034         359     430000      430000   7.125   12/27/1906   6/1/2004          100.00   0-29
  33474982   6/1/2004   5/1/2034         359     468000   467109.57    6.25   11/20/1907   6/1/2004           90.00   0-29
  34090035   6/1/2004   5/1/2034         359     363500   362756.98   5.875   11/19/1905   6/1/2004           84.53   0-29
  33884040   6/1/2004   5/1/2034         359    1000000   998187.06     6.5    4/20/1917   6/1/2004           62.50   0-29
  33793365   6/1/2004   5/1/2034         358     384000      384000   5.125    6/27/1904   7/1/2004           80.00   0-29
  34103747   6/1/2004   5/1/2034         358     616000      616000    5.75    1/29/1908   7/1/2004           80.00   0-29
  34087833   6/1/2004   5/1/2034         358     524000      524000   5.875     1/8/1907   7/1/2004           80.00   0-29
4000136200   6/1/2004   5/1/2034         358     419000      418900   5.125   11/23/1904   7/1/2004           79.81   0-29
  34094094   6/1/2004   5/1/2034         359     572000      572000    5.75     7/2/1907   6/1/2004           80.00   0-29
  34088997   6/1/2004   5/1/2034         359     525000    523950.1    5.99     8/9/1908   6/1/2004           75.00   0-29
  33945486   6/1/2004   5/1/2034         359     875000      875000   5.625    3/24/1911   6/1/2004           79.55   0-29
  34110189   6/1/2004   5/1/2034         359     668000   666759.29   6.375    5/29/1911   6/1/2004           80.00   0-29
  33987454   6/1/2004   5/1/2034         359     349400      349400   6.375    1/29/1905   6/1/2004           85.00   0-29
4000141903   6/1/2004   5/1/2034         359     480000      480000    5.25    9/30/1905   6/1/2004           84.96   0-29
  33994328   6/1/2004   5/1/2034         359     569600      569600    5.99   10/13/1907   6/1/2004           80.00   0-29
  34116590   6/1/2004   5/1/2034         359     367200   366610.96   7.125    10/8/1906   6/1/2004           90.00   0-29
  33882556   6/1/2004   5/1/2034         359     518150      518150   5.875   12/10/1906   6/1/2004           80.00   0-29
  34206052   6/1/2004   5/1/2034         359     388850      388850       6    4/27/1905   6/1/2004           89.99   0-29
  33475823   6/1/2004   5/1/2034         359     532000      532000   5.625   10/28/1906   6/1/2004           80.00   0-29
  33592882   6/1/2004   5/1/2034         359     350000    349465.7   7.375    8/13/1906   6/1/2004          100.00   0-29
  34222661   6/1/2004   5/1/2034         358     357000   356398.42   6.875     6/2/1906   7/1/2004           85.00   0-29
  32720880   6/1/2004   5/1/2034         359     488000      488000    5.75    5/26/1906   6/1/2004           80.00   0-29
  34111161   6/1/2004   5/1/2034         359     344000      344000     5.5    4/24/1904   6/1/2004           80.00   0-29
  33887092   6/1/2004   5/1/2034         359     357000      357000   7.125   10/19/1905   6/1/2004           85.00   0-29
  33952466   6/1/2004   5/1/2034         359     600000      600000   5.625    9/12/1907   6/1/2004           80.00   0-29

                              INITIAL                     PREPAYMENT                                        FIRST RATE   RATE RESET
  LOANID     INDEX   MARGIN     CAP     FLOOR   CEILING      TERM           PREPAYMENT PENALTY              RESET DATE    FREQUENCY
------------------------------------------------------------------------------------------------------------------------------------
  34082529   6ML     4.625          3   6.125    12.125           12   6 mo.s interest less 20% obal          5/1/2006           6
  34193805   6ML     5.375          3    6.25     12.25            0   None                                   5/1/2006           6
  33992553   6ML         5          3   6.375    12.375           12   6 mo.s interest less 20% obal          5/1/2006           6
  33791583   6ML     3.625          3   5.625    11.625           36   6 mo.s interest less 20% obal          5/1/2009           6
  33283417   6ML     3.625          3   5.125    11.125           24   6 mo.s interest less 20% obal          5/1/2006           6
  34120097   6ML      4.75          3    6.25     12.25            0   None                                   5/1/2006           6
  34324061   6ML     5.625          3   6.625    12.625           24   6 mo.s interest less 20% obal          5/1/2006           6
  34118216   6ML       3.5          3    5.75     11.75            0   None                                   5/1/2007           6
  33952375   6ML      4.25          3   5.875    11.875           24   6 mo.s interest less 20% obal          5/1/2006           6
  33789645   6ML         4          3   5.875    11.875           24   6 mo.s interest less 20% obal          5/1/2006           6
  34324822   6ML     4.125          3     5.5      11.5           24   6 mo.s interest less 20% obal          5/1/2006           6
  33954736   6ML     5.875          3   7.125    13.125           24   6 mo.s interest less 20% obal          5/1/2006           6
  33474982   6ML     5.375          3    6.25     12.25           12   6 mo.s interest less 20% obal          5/1/2006           6
  34090035   6ML      5.25          3   5.875    11.875           24   6 mo.s interest less 20% obal          5/1/2006           6
  33884040   6ML     4.125          3     6.5      12.5           36   6 mo.s interest less 20% obal          5/1/2009           6
  33793365   6ML     3.375          3   5.125    11.125           36   6 mo.s interest less 20% obal          5/1/2009           6
  34103747   6ML      4.25          3    5.75     11.75           24   6 mo.s interest less 20% obal          5/1/2006           6
  34087833   6ML       3.5          3   5.875    11.875           12   6 mo.s interest less 20% obal          5/1/2006           6
4000136200   6ML     3.375          3   5.125    11.125           24   6 mo.s interest less 20% obal          5/1/2009           6
  34094094   6ML     4.125          3    5.75     11.75           24   6 mo.s interest less 20% obal          5/1/2006           6
  34088997   6ML       4.5          3    5.99     11.99           24   6 mo.s interest less 20% obal          5/1/2006           6
  33945486   6ML      3.75          3   5.625    11.625           24   6 mo.s interest less 20% obal          5/1/2006           6
  34110189   6ML      4.25          3   6.375    12.375           12   6 mo.s interest less 20% obal          5/1/2006           6
  33987454   6ML       5.5          3   6.375    12.375           36   6 mo.s interest less 20% obal          5/1/2007           6
4000141903   6ML      4.25          3    5.25     11.25           24   6 mo.s interest less 20% obal          5/1/2006           6
  33994328   6ML     4.375          3    5.99     11.99           24   6 mo.s interest less 20% obal          5/1/2006           6
  34116590   6ML     6.625          3   7.125    13.125           24   6 mo.s interest less 20% obal          5/1/2006           6
  33882556   6ML     4.375          3   5.875    11.875           24   6 mo.s interest less 20% obal          5/1/2006           6
  34206052   6ML     5.375          3       6        12           36   min (2% prepaid, 60 days interest)     5/1/2006           6
  33475823   6ML       3.5          3   5.625    11.625           12   6 mo.s interest less 20% obal          5/1/2006           6
  33592882   6ML     5.875          3   7.375    13.375           24   6 mo.s interest less 20% obal          5/1/2006           6
  34222661   6ML     6.125          3   6.875    12.875           36   6 mo.s interest less 20% obal          5/1/2007           6
  32720880   6ML     4.125          3    5.75     11.75           24   6 mo.s interest less 20% obal          5/1/2006           6
  34111161   6ML     4.125          3     5.5      11.5           24   6 mo.s interest less 20% obal          5/1/2006           6
  33887092   6ML     5.375          3   7.125    13.125           12   6 mo.s interest less 20% obal          5/1/2006           6
  33952466   6ML       3.5          3   5.625    11.625           36   6 mo.s interest less 20% obal          5/1/2009           6

                PAYMENT
                 RESET
  LOANID       FREQUENCY    PURPOSE   DIV   IO   IOTERM
--------------------------------------------------------
  34082529             6   C/O Refi   N     Y        60
  34193805             6   Purchase   N     Y        60
  33992553             6   Purchase   N     Y        60
  33791583             6   Purchase   N     Y        60
  33283417             6   Purchase   N     Y        60
  34120097             6   Purchase   N     Y        60
  34324061             6   Purchase   N     Y        60
  34118216             6   Purchase   N     Y        60
  33952375             6   Purchase   N     Y        60
  33789645             6   C/O Refi   N     Y        60
  34324822             6   Purchase   N     Y        60
  33954736             6   Purchase   N     Y        60
  33474982             6   C/O Refi   N     N         0
  34090035             6   C/O Refi   N     N         0
  33884040             6   Purchase   N     N         0
  33793365             6   C/O Refi   N     Y        60
  34103747             6   Purchase   N     Y        60
  34087833             6   Purchase   N     Y        60
4000136200             6   Purchase   N     Y        60
  34094094             6   Purchase   N     Y        60
  34088997             6   C/O Refi   N     N         0
  33945486             6   Purchase   N     Y        60
  34110189             6   Purchase   N     N         0
  33987454             6   Purchase   N     Y        60
4000141903             6   C/O Refi   N     Y        60
  33994328             6   Purchase   N     Y        60
  34116590             6   Purchase   N     N         0
  33882556             6   Purchase   N     Y        60
  34206052             6   Purchase   N     Y        60
  33475823             6   Purchase   N     Y        60
  33592882             6   Purchase   N     N         0
  34222661             6   C/O Refi   N     N         0
  32720880             6   C/O Refi   N     Y        60
  34111161             6   Purchase   N     Y        60
  33887092             6   C/O Refi   N     Y        60
  33952466             6   Purchase   N     Y        60

                                      D-2-1

                                                                 PROPERTY                               ORIGINAL   ORIGINATION
  LOANID                CITY               ZIP    STATE            TYPE              OCCUPANCY            TERM        DATE
------------------------------------------------------------------------------------------------------------------------------
  34008052   HOUSTON                      77008    TX     Single Family            Owner Occupied         360.00     4/30/2004
  33556515   VISTA                        92084    CA     Single Family            Owner Occupied         360.00     4/16/2004
  33955071   CORONADO                     92118    CA     Condo                    Owner Occupied         360.00     4/26/2004
  33794884   OAKLAND                      94605    CA     Single Family            Owner Occupied         360.00     4/28/2004
  33883844   BOWIE                        20715    MD     Single Family            Owner Occupied         360.00     4/16/2004
  33785023   SANTA ROSA                   95401    CA     Single Family            Owner Occupied         360.00      4/9/2004
4000140483   MORGAN HILL                  95037    CA     PUD                      Owner Occupied         360.00     4/19/2004
4000139684   SALINAS                      93906    CA     Single Family            Owner Occupied         360.00     4/16/2004
  34193664   ALEXANDRIA                   22309    VA     Single Family            Owner Occupied         360.00     4/30/2004
  34342295   COSTA MESA                   92627    CA     Condo                    Owner Occupied         360.00     4/28/2004
  33787508   AMERICAN CANYON              94503    CA     Single Family            Owner Occupied         360.00     4/14/2004
  34107656   LAGUNA BEACH                 92651    CA     Condo                    Owner Occupied         360.00      4/7/2004
  34084459   RESEDA                       91335    CA     Single Family            Owner Occupied         360.00     4/14/2004
  34121335   ARCADIA                      91006    CA     Single Family            Owner Occupied         360.00     4/27/2004
  33891565   WOODBRIDGE                   22193    VA     PUD                      Owner Occupied         360.00     4/30/2004
  33626516   OXFORD                       48371    MI     Single Family            Owner Occupied         360.00     4/26/2004
  34123471   MIDDLETOWN                   45044    OH     PUD                      Owner Occupied         360.00     4/30/2004
4000143291   HAYWARD                      94545    CA     Single Family            Owner Occupied         360.00     4/23/2004
  33038902   GAITHERSBURG                 20882    MD     Single Family            Owner Occupied         360.00     4/26/2004
  34105502   WEST COVINA                  91791    CA     PUD                      Owner Occupied         360.00     4/21/2004
  34324079   SANTA ANA                    92703    CA     Single Family            Owner Occupied         360.00     4/27/2004
  33950320   WHITTIER                     90604    CA     Single Family            Owner Occupied         360.00     4/15/2004
  34089144   WALNUT                       91789    CA     Single Family            Owner Occupied         360.00     4/19/2004
  33762543   ELMHURST                     11373    NY     Multi Family - 2 Units   Owner Occupied         360.00     4/30/2004
  33338203   SAN CLEMENTE                 92673    CA     PUD                      Owner Occupied         360.00     4/19/2004
  33240938   HENDERSON                    89012    NV     PUD                      Owner Occupied         360.00     4/28/2004
  34104166   CANYON LAKE                  92587    CA     PUD                      Owner Occupied         360.00     4/16/2004
  33479163   LOS ANGELES                  91364    CA     Single Family            Owner Occupied         360.00     4/28/2004
  33557844   ESCONDIDO                    92025    CA     Single Family            Owner Occupied         360.00     4/14/2004
  33890633   BOONSBORO                    21713    MD     PUD                      Owner Occupied         360.00     4/29/2004
  33822354   INDIO                        92201    CA     PUD                      Owner Occupied         360.00     4/14/2004
  33117474   NEW PRAGUE                   56071    MN     Single Family            Owner Occupied         360.00     4/20/2004
  34246124   ST AUGUSTINE                 32092    FL     PUD                      Owner Occupied         360.00     4/30/2004
  33238486   LAS VEGAS                    89144    NV     PUD                      Owner Occupied         360.00     4/15/2004
  33359282   CHARLOTTE                    28277    NC     PUD                      Owner Occupied         360.00     4/30/2004
  34092429   LOS ANGELES                  90068    CA     Single Family            Owner Occupied         360.00     4/22/2004
  34204180   MEDICINE LAKE                55441    MN     Single Family            Owner Occupied         360.00     4/29/2004
  33967894   PARKER                       80138    CO     Single Family            Owner Occupied         360.00     4/21/2004
  33239849   LAS VEGAS                    89129    NV     PUD                      Owner Occupied         360.00     4/19/2004
  34324764   DUBLIN                       94568    CA     Single Family            Owner Occupied         360.00     4/28/2004
4000143529   SAN JOSE                     95138    CA     Single Family            Owner Occupied         360.00     4/27/2004
  34116822   COTO DE CAZA AREA            92679    CA     PUD                      Owner Occupied         360.00     4/16/2004
  33477290   SAUGUS                       91390    CA     Single Family            Owner Occupied         360.00     4/19/2004
  33735325   LOS ALAMITOS                 90720    CA     Single Family            Owner Occupied         360.00     4/14/2004
  33079138   SANTA CLARA                  95054    CA     PUD                      Owner Occupied         360.00     4/20/2004

                                                                                             PAID        ORIGINAL
               FIRST    MATURITY   REMAINING   ORIGINAL   SCHEDULED                          THRU     COMBINED LOAN       OTS
  LOANID     PAY DATE     DATE       TERM       BALANCE    BALANCE     RATE      P&I         DATE        TO VALUE     DELINQUENCY
---------------------------------------------------------------------------------------------------------------------------------
  34008052   6/1/2004   5/1/2034         358     365000   364369.71    6.75    6/24/1906   7/1/2004          100.00   0-29
  33556515   6/1/2004   5/1/2034         359     472000      472000    5.25    8/26/1905   6/1/2004           80.00   0-29
  33955071   6/1/2004   5/1/2034         359     600000      600000    5.99    3/13/1908   6/1/2004           80.00   0-29
  33794884   6/1/2004   5/1/2034         359     480000      480000    5.25    9/30/1905   6/1/2004           80.00   0-29
  33883844   6/1/2004   5/1/2034         359     396800   396194.28   7.375     7/2/1907   6/1/2004           80.00   0-29
  33785023   6/1/2004   5/1/2034         359     750000   749999.99   5.875    1/18/1910   6/1/2004           78.95   0-29
4000140483   6/1/2004   5/1/2034         359     452000      452000   4.125     4/1/1904   6/1/2004           80.00   0-29
4000139684   6/1/2004   5/1/2034         359     334400      334400     5.5    3/11/1904   6/1/2004           80.00   0-29
  34193664   6/1/2004   5/1/2034         359     958750      958750       6    2/13/1913   6/1/2004           65.00   0-29
  34342295   6/1/2004   5/1/2034         359     416000      416000   5.375     2/5/1905   6/1/2004           80.00   0-29
  33787508   6/1/2004   5/1/2034         359     530450      530450     5.5    8/27/1906   6/1/2004           80.00   0-29
  34107656   6/1/2004   5/1/2034         359     420000      420000    4.99   10/11/1904   6/1/2004           80.00   0-29
  34084459   6/1/2004   5/1/2034         359     343250      343250    6.99    6/21/1905   6/1/2004           84.75   0-29
  34121335   6/1/2004   5/1/2034         359     452000      452000   5.875    1/20/1906   6/1/2004           80.00   0-29
  33891565   6/1/2004   5/1/2034         358     444600      444600       7     2/5/1907   7/1/2004           89.99   0-29
  33626516   6/1/2004   5/1/2034         359     500000   499177.91       7     2/7/1909   6/1/2004           75.19   0-29
  34123471   6/1/2004   5/1/2034         359     428000      428000   4.625     7/6/1904   6/1/2004           80.00   0-29
4000143291   6/1/2004   5/1/2034         359     367600      367600     5.5    8/10/1904   6/1/2004           80.00   0-29
  33038902   6/1/2004   5/1/2034         359     404000   403646.25   6.375   11/15/1905   6/1/2004           80.00   0-29
  34105502   6/1/2004   5/1/2034         359     467000      467000   6.625    1/21/1907   6/1/2004           89.98   0-29
  34324079   6/1/2004   5/1/2034         359     439900      439900   6.625    8/24/1906   6/1/2004          100.00   0-29
  33950320   6/1/2004   5/1/2034         358     367200      367200     6.5    6/11/1905   7/1/2004           90.00   0-29
  34089144   6/1/2004   5/1/2034         359     367500   366730.76    5.75   11/13/1905   6/1/2004           75.00   0-29
  33762543   6/1/2004   5/1/2034         359     532000      532000   6.625    1/15/1908   6/1/2004           80.00   0-29
  33338203   6/1/2004   5/1/2034         359     600000      600000   5.375    5/10/1907   6/1/2004           80.00   0-29
  33240938   6/1/2004   5/1/2034         359     364500   363970.69   7.625    1/22/1907   6/1/2004           90.00   0-29
  34104166   6/1/2004   5/1/2034         359     520000      520000   6.375    7/24/1907   6/1/2004           80.00   0-29
  33479163   6/1/2004   5/1/2034         359     920000      920000    6.25    2/11/1913   6/1/2004           80.00   0-29
  33557844   6/1/2004   5/1/2034         359     400000   399274.82     6.5    12/2/1906   6/1/2004           59.70   0-29
  33890633   6/1/2004   5/1/2034         359     571900   570674.34   5.625     1/4/1909   6/1/2004           80.00   0-29
  33822354   6/1/2004   5/1/2034         359     356250      356250   6.625    5/19/1905   6/1/2004           95.00   0-29
  33117474   6/1/2004   5/1/2034         359     515200   514265.97     6.5   11/29/1908   6/1/2004           80.00   0-29
  34246124   6/1/2004   5/1/2034         358     370000   369337.69   6.875    8/26/1906   7/1/2004          100.00   0-29
  33238486   6/1/2004   5/1/2034         359     750000      750000    6.99   12/16/1911   6/1/2004           65.22   0-29
  33359282   6/1/2004   5/1/2034         359     540000      540000    7.25    12/5/1908   6/1/2004          100.00   0-29
  34092429   6/1/2004   5/1/2034         358     700000      700000     6.5    5/18/1910   7/1/2004           70.00   0-29
  34204180   6/1/2004   5/1/2034         359     400000      400000   5.125     9/3/1904   6/1/2004           80.00   0-29
  33967894   6/1/2004   5/1/2034         359     418000      418000    6.99    8/30/1906   6/1/2004           95.00   0-29
  33239849   6/1/2004   5/1/2034         359     422150      422150    5.75    7/14/1905   6/1/2004           90.00   0-29
  34324764   6/1/2004   5/1/2034         359     614000      614000   5.875    3/24/1908   6/1/2004           79.95   0-29
4000143529   6/1/2004   5/1/2034         359     644800      644800     5.5     2/2/1908   6/1/2004           80.00   0-29
  34116822   6/1/2004   5/1/2034         358     694400      694400     6.5    4/18/1910   7/1/2004           80.00   0-29
  33477290   6/1/2004   5/1/2034         359     400000   399200.07    5.99    7/22/1906   6/1/2004           80.00   0-29
  33735325   6/1/2004   5/1/2034         359     780000      780000   5.625     1/3/1910   6/1/2004           75.00   0-29
  33079138   6/1/2004   5/1/2034         358     559600      559600     5.5     1/7/1907   7/1/2004           79.99   0-29

                              INITIAL                     PREPAYMENT                                        FIRST RATE   RATE RESET
  LOANID     INDEX   MARGIN     CAP     FLOOR   CEILING      TERM           PREPAYMENT PENALTY              RESET DATE    FREQUENCY
------------------------------------------------------------------------------------------------------------------------------------
  34008052   6ML     5.625          3    6.75     12.75           24   6 mo.s interest less 20% obal          5/1/2006           6
  33556515   6ML      3.75          3    5.25     11.25           24   6 mo.s interest less 20% obal          5/1/2006           6
  33955071   6ML     4.125          3    5.99     11.99           24   6 mo.s interest less 20% obal          5/1/2006           6
  33794884   6ML     3.875          3    5.25     11.25           24   6 mo.s interest less 20% obal          5/1/2006           6
  33883844   6ML         6          3   7.375    13.375           24   6 mo.s interest less 20% obal          5/1/2006           6
  33785023   6ML         4          3   5.875    11.875           24   6 mo.s interest less 20% obal          5/1/2006           6
4000140483   6ML     3.375          3   4.125    10.125           36   6 mo.s interest less 20% obal          5/1/2006           6
4000139684   6ML      4.25          3     5.5      11.5           24   6 mo.s interest less 20% obal          5/1/2006           6
  34193664   6ML      3.75          3       6        12           24   6 mo.s interest less 20% obal          5/1/2007           6
  34342295   6ML         4          3   5.375    11.375           36   6 mo.s interest less 20% obal          5/1/2007           6
  33787508   6ML       5.5          3     5.5      11.5           24   6 mo.s interest less 20% obal          5/1/2006           6
  34107656   6ML     3.375          3    4.99     10.99           24   6 mo.s interest less 20% obal          5/1/2006           6
  34084459   6ML     5.875          3    6.99     12.99           24   6 mo.s interest less 20% obal          5/1/2006           6
  34121335   6ML       3.5          3   5.875    11.875           36   6 mo.s interest less 20% obal          5/1/2009           6
  33891565   6ML      6.25          3       7        13           24   6 mo.s interest less 20% obal          5/1/2006           6
  33626516   6ML     5.375          3       7        13           24   3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  34123471   6ML     3.375          3   4.625    10.625           24   3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2009           6
4000143291   6ML     4.125          3     5.5      11.5           24   6 mo.s interest less 20% obal          5/1/2006           6
  33038902   6ML     3.625          3   6.375    12.375            0   None                                   5/1/2009           6
  34105502   6ML     5.625          3   6.625    12.625           24   6 mo.s interest less 20% obal          5/1/2006           6
  34324079   6ML     5.625          3   6.625    12.625           24   6 mo.s interest less 20% obal          5/1/2006           6
  33950320   6ML       5.5          3     6.5      12.5           36   6 mo.s interest less 20% obal          5/1/2007           6
  34089144   6ML     4.625          3    5.75     11.75           24   6 mo.s interest less 20% obal          5/1/2006           6
  33762543   6ML      4.25          3   6.625    12.625            0   None                                   5/1/2009           6
  33338203   6ML       3.5          3   5.375    11.375           12   6 mo.s interest less 20% obal          5/1/2006           6
  33240938   6ML     4.625          3   7.625    13.625            0   None                                   5/1/2006           6
  34104166   6ML     4.375          3   6.375    12.375           12   6 mo.s interest less 20% obal          5/1/2006           6
  33479163   6ML      4.25          3    6.25     12.25           24   6 mo.s interest less 20% obal          5/1/2006           6
  33557844   6ML       4.5          3     6.5      12.5           24   6 mo.s interest less 20% obal          5/1/2009           6
  33890633   6ML      4.25          3   5.625    11.625           24   6 mo.s interest less 20% obal          5/1/2006           6
  33822354   6ML     5.375          3   6.625    12.625           24   6 mo.s interest less 20% obal          5/1/2006           6
  33117474   6ML         4          3     6.5      12.5           36   min (2% prepaid, 60 days interest)     5/1/2006           6
  34246124   6ML      5.75          3   6.875    12.875           36   6 mo.s interest less 20% obal          5/1/2009           6
  33238486   6ML     4.875          3    6.99     12.99           24   6 mo.s interest less 20% obal          5/1/2006           6
  33359282   6ML         6          3    7.25     13.25            0   None                                   5/1/2006           6
  34092429   6ML      4.25          3     6.5      12.5           24   6 mo.s interest less 20% obal          5/1/2006           6
  34204180   6ML         4          3   5.125    11.125           36   min (2% prepaid, 60 days interest)     5/1/2006           6
  33967894   6ML      5.25          3    6.99     12.99           12   6 mo.s interest less 20% obal          5/1/2007           6
  33239849   6ML     4.875          3    5.75     11.75           24   6 mo.s interest less 20% obal          5/1/2006           6
  34324764   6ML     3.875          3   5.875    11.875    1/12/1900   6 mo.s interest less 20% obal          5/1/2006           6
4000143529   6ML      3.75          3     5.5      11.5    1/24/1900   6 mo.s interest less 20% obal          5/1/2006           6
  34116822   6ML     4.625          3     6.5      12.5    1/24/1900   6 mo.s interest less 20% obal          5/1/2006           6
  33477290   6ML     4.625          3    5.99     11.99     1/0/1900   None                                   5/1/2006           6
  33735325   6ML      3.75          3   5.625    11.625    1/24/1900   6 mo.s interest less 20% obal          5/1/2006           6
  33079138   6ML     3.875          3     5.5      11.5    1/24/1900   6 mo.s interest less 20% obal          5/1/2006           6

                PAYMENT
                 RESET
  LOANID       FREQUENCY    PURPOSE   DIV   IO   IOTERM
--------------------------------------------------------
  34008052             6   Purchase   N     N         0
  33556515             6   Purchase   N     Y        60
  33955071             6   Purchase   N     Y        60
  33794884             6   Purchase   N     Y        60
  33883844             6   C/O Refi   N     N         0
  33785023             6   Purchase   N     Y        60
4000140483             6   Purchase   N     Y        60
4000139684             6   Purchase   N     Y        60
  34193664             6   Purchase   N     Y        60
  34342295             6   Purchase   N     Y        60
  33787508             6   Purchase   N     Y        60
  34107656             6   Purchase   N     Y        60
  34084459             6   Purchase   N     Y        60
  34121335             6   Purchase   N     Y        60
  33891565             6   Purchase   N     Y        60
  33626516             6   R/T Refi   N     N         0
  34123471             6   Purchase   N     Y        60
4000143291             6   Purchase   N     Y        60
  33038902             6   C/O Refi   N     Y        60
  34105502             6   Purchase   N     Y        60
  34324079             6   Purchase   N     Y        60
  33950320             6   C/O Refi   N     Y        60
  34089144             6   C/O Refi   N     N         0
  33762543             6   Purchase   N     Y        60
  33338203             6   Purchase   N     Y        60
  33240938             6   Purchase   N     N         0
  34104166             6   Purchase   N     Y        60
  33479163             6   Purchase   N     Y        60
  33557844             6   C/O Refi   N     N         0
  33890633             6   Purchase   N     N         0
  33822354             6   C/O Refi   N     Y        60
  33117474             6   C/O Refi   N     N         0
  34246124             6   Purchase   N     N         0
  33238486             6   Purchase   N     Y        60
  33359282             6   Purchase   N     Y        60
  34092429             6   C/O Refi   N     Y        60
  34204180             6   Purchase   N     Y        60
  33967894             6   C/O Refi   N     Y        60
  33239849             6   Purchase   N     Y        60
  34324764             6   Purchase   N     Y        60
4000143529             6   Purchase   N     Y        60
  34116822             6   Purchase   N     Y        60
  33477290             6   C/O Refi   N     N         0
  33735325             6   Purchase   N     Y        60
  33079138             6   Purchase   N     Y        60

                                      D-2-2

                                                                 PROPERTY                               ORIGINAL   ORIGINATION
  LOANID                CITY               ZIP    STATE            TYPE              OCCUPANCY            TERM        DATE
------------------------------------------------------------------------------------------------------------------------------
  33951351   SAN DIEGO                    92128    CA     Single Family            Owner Occupied         360.00     4/20/2004
  33477084   CANOGA PARK AREA             91306    CA     Single Family            Owner Occupied         360.00     4/16/2004
4000140880   SAN JOSE                     95124    CA     Single Family            Owner Occupied         360.00     4/21/2004
  33993130   HOLMES BEACH                 34217    FL     Single Family            Owner Occupied         360.00     4/30/2004
  34026039   SHREWSBURY                    1545    MA     Single Family            Owner Occupied         360.00     4/20/2004
  34114074   WHITTIER                     90604    CA     Single Family            Owner Occupied         360.00     4/22/2004
  33942319   PLACERVILLE                  95667    CA     Single Family            Owner Occupied         360.00     4/15/2004
  34092726   LONG BEACH                   90814    CA     Single Family            Owner Occupied         360.00     4/27/2004
  33772955   MASPETH                      11378    NY     Multi Family - 2 Units   Owner Occupied         360.00     4/23/2004
  33790858   SAN JUAN BAUTISTA            95045    CA     PUD                      Owner Occupied         360.00     4/15/2004
4000107358   WEST HOLLYWOOD               90069    CA     Single Family            Owner Occupied         360.00     4/23/2004
  33767070   WADING RIVER                 11792    NY     Single Family            Owner Occupied         360.00     4/28/2004
  34092098   NORTHRIDGE                   91326    CA     Condo                    Owner Occupied         360.00     4/23/2004
  33510413   LADERA RANCH                 92694    CA     Condo                    Owner Occupied         360.00     4/20/2004
  33950361   SPRING VALLEY                91977    CA     Single Family            Owner Occupied         360.00      4/9/2004
  33967142   DENVER                       80209    CO     Single Family            Owner Occupied         360.00     4/16/2004
  34115428   ALISO VIEJO                  92656    CA     Single Family            Owner Occupied         360.00     4/22/2004
  34115931   MURRIETA                     92563    CA     Single Family            Owner Occupied         360.00     4/23/2004
  33786781   OAKLAND                      94619    CA     Single Family            Owner Occupied         360.00     4/13/2004
  33478173   LOS ANGELES                  91304    CA     Single Family            Owner Occupied         360.00     4/23/2004
  33837550   CORONA                       92880    CA     PUD                      Owner Occupied         360.00     4/19/2004
  34282087   POMONA                       91767    CA     Single Family            Owner Occupied         360.00     4/25/2004
  34050252   FLOWER MOUND                 75028    TX     PUD                      Owner Occupied         360.00     4/22/2004
  34110148   DANA POINT                   92629    CA     Single Family            Owner Occupied         360.00     4/13/2004
  33955386   ENCINITAS                    92024    CA     Single Family            Owner Occupied         360.00     4/26/2004
  34062414   HENDERSON                    89014    NV     Single Family            Owner Occupied         360.00     4/26/2004
  33844911   SARATOGA SPRINGS             84043    UT     PUD                      Owner Occupied         360.00     4/22/2004
  34283028   RIVERSIDE                    92509    CA     Single Family            Owner Occupied         360.00     4/26/2004
  34087148   LOS ANGELES                  90056    CA     Single Family            Owner Occupied         360.00     4/15/2004
  33791849   ROSEVILLE                    95747    CA     Single Family            Owner Occupied         360.00     4/22/2004
  33837535   MURRIETA                     92563    CA     Single Family            Owner Occupied         360.00     4/22/2004
  33473455   SANTA BARBARA                93101    CA     Single Family            Non-Owner Occupied     360.00      4/2/2004
  33792003   SAN FRANCISCO                94103    CA     Condo                    Owner Occupied         360.00     4/16/2004
  34285965   CORONA                       92879    CA     Single Family            Owner Occupied         360.00     4/28/2004
  33786443   ANTIOCH                      94509    CA     Single Family            Owner Occupied         360.00     4/22/2004
  33579863   WEST LINN                    97068    OR     PUD                      Owner Occupied         360.00     4/15/2004
4000139702   HOLLISTER                    95023    CA     Single Family            Owner Occupied         360.00     4/26/2004
  33688540   SUNNYVALE                    94085    CA     Single Family            Owner Occupied         360.00     4/21/2004
  33475187   VENTURA                      93003    CA     Single Family            Owner Occupied         360.00     4/16/2004
  33891623   NEW MARKET                   21774    MD     PUD                      Owner Occupied         360.00     4/30/2004
  33961186   CARLSBAD                     92009    CA     Condo                    Owner Occupied         360.00     4/28/2004
  34103812   CONCORD                      94521    CA     PUD                      Owner Occupied         360.00     4/19/2004
  33959008   SAN DIEGO                    92119    CA     Single Family            Owner Occupied         360.00     4/22/2004
  33599796   MONTGOMERY                   77356    TX     PUD                      Owner Occupied         360.00     4/22/2004
  33836859   CORONA                       92880    CA     Single Family            Owner Occupied         360.00     4/14/2004

                                                                                             PAID        ORIGINAL
               FIRST    MATURITY   REMAINING   ORIGINAL   SCHEDULED                          THRU     COMBINED LOAN       OTS
  LOANID     PAY DATE     DATE       TERM       BALANCE    BALANCE     RATE      P&I         DATE        TO VALUE     DELINQUENCY
---------------------------------------------------------------------------------------------------------------------------------
  33951351   6/1/2004   5/1/2034         359     620000   619857.92     5.5   10/11/1907   6/1/2004           80.00   0-29
  33477084   6/1/2004   5/1/2034         359     403750      403750     6.5   12/25/1905   6/1/2004           95.00   0-29
4000140880   6/1/2004   5/1/2034         359     427000      427000   5.625    6/23/1905   6/1/2004           89.71   0-29
  33993130   6/1/2004   5/1/2034         358     867700   865926.33   5.875    1/18/1914   7/1/2004           65.00   0-29
  34026039   6/1/2004   5/1/2034         359     575000   573957.55     6.5   12/12/1909   6/1/2004           81.68   0-29
  34114074   6/1/2004   5/1/2034         359     364000      364000     5.5    7/25/1904   6/1/2004           80.00   0-29
  33942319   6/1/2004   5/1/2034         359     598400   597055.92   5.375     3/3/1909   6/1/2004           80.00   0-29
  34092726   6/1/2004   5/1/2034         359     344000      344000   6.125   10/20/1904   6/1/2004           80.00   0-29
  33772955   6/1/2004   5/1/2034         359     456000   454575.12   4.875     8/9/1906   6/1/2004           80.00   0-29
  33790858   6/1/2004   5/1/2034         359     600000      600000     5.5    7/12/1907   6/1/2004           77.77   0-29
4000107358   6/1/2004   5/1/2034         358     732800      732800    4.75    12/9/1907   7/1/2004           80.00   0-29
  33767070   6/1/2004   5/1/2034         358     600000      588000       6    3/18/1908   7/1/2004           80.14   0-29
  34092098   6/1/2004   5/1/2034         359     425000      425000    5.99   10/21/1905   6/1/2004           89.99   0-29
  33510413   6/1/2004   5/1/2034         358     396000      396000    5.75    3/11/1905   7/1/2004           80.00   0-29
  33950361   6/1/2004   5/1/2034         359     400000      400000     5.5     1/6/1905   6/1/2004           80.00   0-29
  33967142   6/1/2004   5/1/2034         359     416000      416000   5.875    7/28/1905   6/1/2004           73.63   0-29
  34115428   6/1/2004   5/1/2034         359     500000      500000   5.125    11/4/1905   6/1/2004           78.74   0-29
  34115931   6/1/2004   5/1/2034         359     337000   336444.82    6.99    2/16/1906   6/1/2004           77.47   0-29
  33786781   6/1/2004   5/1/2034         359     356000      356000   4.625    10/3/1903   6/1/2004           80.00   0-29
  33478173   6/1/2004   5/1/2034         359     504000      504000   6.375    4/30/1907   6/1/2004           80.00   0-29
  33837550   6/1/2004   5/1/2034         358     336000      336000    5.75    5/28/1904   7/1/2004           80.00   0-29
  34282087   6/1/2004   5/1/2034         359     429600      429600   5.125     1/7/1905   6/1/2004           80.00   0-29
  34050252   6/1/2004   5/1/2034         359     532000   531553.05   6.875    7/25/1909   6/1/2004           95.00   0-29
  34110148   6/1/2004   5/1/2034         359     616000      616000     5.5    9/23/1907   6/1/2004           80.00   0-29
  33955386   6/1/2004   5/1/2034         359     861300      861300   6.375    7/10/1912   6/1/2004           66.25   0-29
  34062414   6/1/2004   5/1/2034         359     384500      384500   6.375     8/3/1905   6/1/2004          100.00   0-29
  33844911   6/1/2004   5/1/2034         359     340000      340000   5.125   12/22/1903   6/1/2004           80.00   0-29
  34283028   6/1/2004   5/1/2034         359     387000   386363.69       7    1/17/1907   6/1/2004           90.00   0-29
  34087148   6/1/2004   5/1/2034         359     600000      600000   5.125     1/5/1907   6/1/2004           80.00   0-29
  33791849   6/1/2004   5/1/2034         359     404000      404000   5.125    9/20/1904   6/1/2004           80.00   0-29
  33837535   6/1/2004   5/1/2034         359     408700      408600   6.375   12/10/1905   6/1/2004           88.85   0-29
  33473455   6/1/2004   5/1/2034         359     540000      540000     5.5   10/10/1906   6/1/2004           80.00   0-29
  33792003   6/1/2004   5/1/2034         358     525000      525000   6.375    8/20/1907   7/1/2004          100.00   0-29
  34285965   6/1/2004   5/1/2034         359     410375      410375    7.25   10/14/1906   6/1/2004           87.50   0-29
  33786443   6/1/2004   5/1/2034         359     360000      360000    5.99    12/1/1904   6/1/2004           80.00   0-29
  33579863   6/1/2004   5/1/2034         358     350000      350000   6.125   11/20/1904   7/1/2004           63.75   0-29
4000139702   6/1/2004   5/1/2034         359     628700      628700    5.25    7/12/1907   6/1/2004           80.00   0-29
  33688540   6/1/2004   5/1/2034         359     408000      408000   5.375   12/31/1904   6/1/2004           80.00   0-29
  33475187   6/1/2004   5/1/2034         359     388000      388000    5.25    8/23/1904   6/1/2004           80.00   0-29
  33891623   6/1/2004   5/1/2034         359     439900      439900     5.5     7/8/1905   6/1/2004           80.00   0-29
  33961186   6/1/2004   5/1/2034         359     375000      375000   6.125    3/28/1905   6/1/2004           77.48   0-29
  34103812   6/1/2004   5/1/2034         359     666800      666800   5.625    7/21/1908   6/1/2004           79.99   0-29
  33959008   6/1/2004   5/1/2034         359     394000      394000    6.25    8/13/1905   6/1/2004           72.43   0-29
  33599796   6/1/2004   5/1/2034         359     400000   399058.76   5.125   12/16/1905   6/1/2004           80.00   0-29
  33836859   6/1/2004   5/1/2034         359     355000      355000       6    11/9/1904   6/1/2004           73.20   0-29

                              INITIAL                     PREPAYMENT                                        FIRST RATE   RATE RESET
  LOANID     INDEX   MARGIN     CAP     FLOOR   CEILING      TERM           PREPAYMENT PENALTY              RESET DATE    FREQUENCY
------------------------------------------------------------------------------------------------------------------------------------
  33951351   6ML      3.75          3     5.5      11.5     2/5/1900   6 mo.s interest less 20% obal           5/1/2007          6
  33477084   6ML       5.5          3     6.5      12.5    1/24/1900   6 mo.s interest less 20% obal           5/1/2006          6
4000140880   6ML     4.875          3   5.625    11.625    1/24/1900   6 mo.s interest less 20% obal           5/1/2006          6
  33993130   6ML     3.875          3   5.875    11.875    1/24/1900   6 mo.s interest less 20% obal           5/1/2006          6
  34026039   6ML         5          3     6.5      12.5    1/24/1900   6 mo.s interest less 20% obal           5/1/2006          6
  34114074   6ML     4.125          3     5.5      11.5    1/24/1900   6 mo.s interest less 20% obal           5/1/2006          6
  33942319   6ML     3.625          3   5.375    11.375     2/5/1900   6 mo.s interest less 20% obal           5/1/2009          6
  34092726   6ML     3.875          1   6.125    12.125     1/0/1900   None                                   11/1/2004          6
  33772955   6ML      3.75          3   4.875    10.875     1/0/1900   None                                    5/1/2007          6
  33790858   6ML       3.5          3     5.5      11.5     1/0/1900   None                                    5/1/2006          6
4000107358   6ML     3.375          3    4.75     10.75     2/5/1900   6 mo.s interest less 20% obal           5/1/2009          6
  33767070   6ML     4.875          3       6        12     1/0/1900   None                                    5/1/2006          6
  34092098   6ML     4.875          3    5.99     11.99    1/24/1900   6 mo.s interest less 20% obal           5/1/2006          6
  33510413   6ML      3.75          3    5.75     11.75     2/5/1900   6 mo.s interest less 20% obal           5/1/2009          6
  33950361   6ML     3.625          3     5.5      11.5     2/5/1900   6 mo.s interest less 20% obal           5/1/2009          6
  33967142   6ML     4.125          3   5.875    11.875    1/24/1900   6 mo.s interest less 20% obal           5/1/2007          6
  34115428   6ML     3.625          3   5.125    11.125     2/5/1900   6 mo.s interest less 20% obal           5/1/2009          6
  34115931   6ML     5.625          3    6.99     12.99    1/24/1900   6 mo.s interest less 20% obal           5/1/2006          6
  33786781   6ML     3.375          3   4.625    10.625    1/24/1900   6 mo.s interest less 20% obal           5/1/2006          6
  33478173   6ML      4.75          3   6.375    12.375    1/24/1900   6 mo.s interest less 20% obal           5/1/2006          6
  33837550   6ML       4.5          3    5.75     11.75    1/24/1900   6 mo.s interest less 20% obal           5/1/2006          6
  34282087   6ML     3.625          3   5.125    11.125    1/24/1900   6 mo.s interest less 20% obal           5/1/2006          6
  34050252   6ML     5.625          3   6.875    12.875    1/24/1900   6 mo.s interest less 20% obal           5/1/2006          6
  34110148   6ML     3.625          3     5.5      11.5    1/24/1900   6 mo.s interest less 20% obal           5/1/2006          6
  33955386   6ML     3.875          3   6.375    12.375    1/24/1900   6 mo.s interest less 20% obal           5/1/2006          6
  34062414   6ML     5.375          3   6.375    12.375    1/24/1900   6 mo.s interest less 20% obal           5/1/2006          6
  33844911   6ML     3.375          3   5.125    11.125    1/12/1900   6 mo.s interest less 20% obal           5/1/2006          6
  34283028   6ML         6          3       7        13    1/24/1900   6 mo.s interest less 20% obal           5/1/2006          6
  34087148   6ML     3.875          1   5.125    11.125    1/24/1900   6 mo.s interest less 20% obal          11/1/2004          6
  33791849   6ML         4          3   5.125    11.125    1/24/1900   6 mo.s interest less 20% obal           5/1/2006          6
  33837535   6ML     5.375          3   6.375    12.375     2/5/1900   6 mo.s interest less 20% obal           5/1/2007          6
  33473455   6ML       3.5          3     5.5      11.5    1/24/1900   6 mo.s interest less 20% obal           5/1/2006          6
  33792003   6ML         5          3   6.375    12.375     2/5/1900   6 mo.s interest less 20% obal           5/1/2007          6
  34285965   6ML      6.25          3    7.25     13.25    1/24/1900   6 mo.s interest less 20% obal           5/1/2006          6
  33786443   6ML       4.5          3    5.99     11.99    1/24/1900   6 mo.s interest less 20% obal           5/1/2006          6
  33579863   6ML         4          3   6.125    12.125    1/24/1900   6 mo.s interest less 20% obal           5/1/2009          6
4000139702   6ML     3.625          3    5.25     11.25    1/24/1900   6 mo.s interest less 20% obal           5/1/2006          6
  33688540   6ML     3.375          3   5.375    11.375    1/24/1900   6 mo.s interest less 20% obal           5/1/2009          6
  33475187   6ML     3.375          3    5.25     11.25     2/5/1900   6 mo.s interest less 20% obal           5/1/2009          6
  33891623   6ML         4          3     5.5      11.5    1/24/1900   6 mo.s interest less 20% obal           5/1/2006          6
  33961186   6ML       4.5          3   6.125    12.125    1/24/1900   6 mo.s interest less 20% obal           5/1/2006          6
  34103812   6ML      3.75          3   5.625    11.625    1/24/1900   6 mo.s interest less 20% obal           5/1/2006          6
  33959008   6ML     4.625          3    6.25     12.25    1/24/1900   6 mo.s interest less 20% obal           5/1/2006          6
  33599796   6ML      3.75          3   5.125    11.125     1/0/1900   None                                    5/1/2006          6
  33836859   6ML      4.25          3       6        12    1/24/1900   6 mo.s interest less 20% obal           5/1/2006          6

                PAYMENT
                 RESET
  LOANID       FREQUENCY    PURPOSE   DIV   IO   IOTERM
--------------------------------------------------------
  33951351             6   Purchase   N     Y        60
  33477084             6   Purchase   N     Y        60
4000140880             6   R/T Refi   N     Y        60
  33993130             6   Purchase   N     N         0
  34026039             6   C/O Refi   N     N         0
  34114074             6   Purchase   N     Y        60
  33942319             6   Purchase   N     N         0
  34092726             6   Purchase   N     Y        60
  33772955             6   C/O Refi   N     N         0
  33790858             6   Purchase   N     Y        60
4000107358             6   Purchase   N     Y        60
  33767070             6   Purchase   N     Y        60
  34092098             6   Purchase   N     Y        60
  33510413             6   Purchase   N     Y        60
  33950361             6   Purchase   N     Y        60
  33967142             6   C/O Refi   N     Y        60
  34115428             6   Purchase   N     Y        60
  34115931             6   C/O Refi   N     N         0
  33786781             6   Purchase   N     Y        60
  33478173             6   Purchase   N     Y        60
  33837550             6   Purchase   N     Y        60
  34282087             6   Purchase   N     Y        60
  34050252             6   R/T Refi   N     N         0
  34110148             6   C/O Refi   N     Y        60
  33955386             6   C/O Refi   N     Y        60
  34062414             6   Purchase   N     Y        60
  33844911             6   Purchase   N     Y        60
  34283028             6   C/O Refi   N     N         0
  34087148             6   Purchase   N     Y        60
  33791849             6   Purchase   N     Y        60
  33837535             6   R/T Refi   N     Y        60
  33473455             6   Purchase   N     Y        60
  33792003             6   Purchase   N     Y        60
  34285965             6   Purchase   N     Y        60
  33786443             6   Purchase   N     Y        60
  33579863             6   Purchase   N     Y        60
4000139702             6   Purchase   N     Y        60
  33688540             6   Purchase   N     Y        60
  33475187             6   Purchase   N     Y        60
  33891623             6   Purchase   N     Y        60
  33961186             6   C/O Refi   N     Y        60
  34103812             6   Purchase   N     Y        60
  33959008             6   Purchase   N     Y        60
  33599796             6   C/O Refi   N     N         0
  33836859             6   Purchase   N     Y        60

                                      D-2-3

                                                                 PROPERTY                               ORIGINAL   ORIGINATION
  LOANID                CITY               ZIP    STATE            TYPE              OCCUPANCY            TERM        DATE
------------------------------------------------------------------------------------------------------------------------------
  33946682   SACRAMENTO                   95819    CA     Single Family            Owner Occupied         360.00      4/9/2004
  33956053   LA MESA                      91941    CA     Single Family            Owner Occupied         360.00     4/23/2004
  33952219   SAN DIEGO                    92127    CA     PUD                      Owner Occupied         360.00      4/8/2004
  33951468   CHINO HILLS                  91709    CA     Single Family            Owner Occupied         360.00     4/16/2004
  34106609   DISCOVERY BAY                94514    CA     PUD                      Owner Occupied         360.00     4/23/2004
  33994708   CORAL SPRINGS                33076    FL     PUD                      Owner Occupied         360.00     4/30/2004
  33478041   OXNARD AREA                  93036    CA     Single Family            Owner Occupied         360.00     4/26/2004
  33958901   SAN DIEGO                    92101    CA     Condo >4                 Owner Occupied         360.00     4/23/2004
4000135808   LAKEWOOD                     90712    CA     Single Family            Owner Occupied         360.00     4/14/2004
  34167502   ALGONQUIN                    60102    IL     Single Family            Owner Occupied         360.00     4/26/2004
  33585381   HOUSTON                      77024    TX     PUD                      Owner Occupied         360.00     4/23/2004
  33626763   SMITHS CREEK                 48074    MI     Single Family            Owner Occupied         360.00     4/23/2004
  33791096   SAN MATEO                    94402    CA     Single Family            Owner Occupied         360.00     4/16/2004
  34091454   LOS ANGELES                  90068    CA     Single Family            Owner Occupied         360.00     4/19/2004
  34085035   GLENDORA                     91741    CA     Single Family            Owner Occupied         360.00     4/16/2004
  34119966   LAS VEGAS                    89109    NV     Condo >4                 Owner Occupied         360.00     4/27/2004
  34086769   UPLAND                       91784    CA     Single Family            Owner Occupied         360.00     4/16/2004
  34163659   CHICAGO                      60613    IL     Condo >4                 Owner Occupied         360.00     4/30/2004
  33477720   CHATSWORTH AREA              91311    CA     Single Family            Owner Occupied         360.00     4/28/2004
  33792037   SUNNYVALE                    94086    CA     Condo                    Owner Occupied         360.00     4/26/2004
  33476656   VAN NUYS AREA                91406    CA     Single Family            Owner Occupied         360.00     4/14/2004
  33985730   MIAMI LAKES                  33014    FL     Single Family            Owner Occupied         360.00     4/16/2004
  34167460   CHICAGO                      60614    IL     Condo                    Owner Occupied         360.00     4/27/2004
  34088930   LA CRESCENTA                 91214    CA     Single Family            Owner Occupied         360.00     4/15/2004
  34108621   CORONA                       92880    CA     Single Family            Owner Occupied         360.00     4/22/2004
  33958588   ESCONDIDO                    92026    CA     Single Family            Owner Occupied         360.00     4/26/2004
  33955329   SAN DIEGO                    92107    CA     Single Family            Owner Occupied         360.00     4/28/2004
4000134222   BREA                         92821    CA     Single Family            Owner Occupied         360.00     4/27/2004
  33478934   COVINA                       91723    CA     Single Family            Owner Occupied         360.00     4/29/2004
  33957804   SAN DIEGO                    92114    CA     Single Family            Owner Occupied         360.00     4/27/2004
4000135230   JACKSONVILLE                 32225    FL     Single Family            Owner Occupied         360.00     4/23/2004
  34118943   COTO DE CAZA AREA            92679    CA     PUD                      Owner Occupied         360.00     4/21/2004
  32973679   MISSION HILLS                66208    KS     PUD                      Owner Occupied         360.00     4/26/2004
  33792904   BRENTWOOD                    94513    CA     Single Family            Owner Occupied         360.00     4/19/2004
  33953027   GILROY                       95020    CA     Single Family            Owner Occupied         360.00     4/21/2004
  33991100   MIAMI BEACH                  33139    FL     Condo >4                 Non-Owner Occupied     360.00     4/26/2004
  33991118   MIAMI BEACH                  33139    FL     Condo >4                 Non-Owner Occupied     360.00     4/26/2004
  33556259   SAN DIEGO                    92115    CA     Single Family            Owner Occupied         360.00     4/26/2004
  33971706   ARVADA                       80002    CO     PUD                      Owner Occupied         360.00     4/26/2004
  34152702   CLACKAMAS                    97015    OR     Single Family            Owner Occupied         360.00     4/29/2004
  34114942   RANCHO CUCAMONGA             91737    CA     Single Family            Owner Occupied         360.00     4/23/2004
  34111690   SAN PEDRO AREA               90731    CA     Single Family            Owner Occupied         360.00     4/26/2004
4000133125   MURRIETA                     92563    CA     PUD                      Owner Occupied         360.00     4/16/2004
  33466103   SANTA BARBARA                93111    CA     PUD                      Owner Occupied         360.00     4/13/2004
  34186783   BRENTWOOD                    37027    TN     Single Family            Owner Occupied         360.00     4/29/2004

                                                                                             PAID        ORIGINAL
               FIRST    MATURITY   REMAINING   ORIGINAL   SCHEDULED                          THRU     COMBINED LOAN       OTS
  LOANID     PAY DATE     DATE       TERM       BALANCE    BALANCE     RATE      P&I         DATE        TO VALUE     DELINQUENCY
---------------------------------------------------------------------------------------------------------------------------------
  33946682   6/1/2004   5/1/2034         359     361000      361000   6.375    3/31/1905   6/1/2004           95.00   0-29
  33956053   6/1/2004   5/1/2034         359     567200      567200    5.99    10/1/1907   6/1/2004           80.00   0-29
  33952219   6/1/2004   5/1/2034         359     520000      520000    6.25    5/31/1907   6/1/2004           80.00   0-29
  33951468   6/1/2004   5/1/2034         359     472500   471487.36   5.625    6/11/1907   6/1/2004           90.00   0-29
  34106609   6/1/2004   5/1/2034         358     495000    494102.6     6.5    7/24/1908   7/1/2004           85.34   0-29
  33994708   6/1/2004   5/1/2034         359     390000      390000    7.25    6/13/1906   6/1/2004          100.00   0-29
  33478041   6/1/2004   5/1/2034         359     400000   399274.82     6.5    12/2/1906   6/1/2004           89.89   0-29
  33958901   6/1/2004   5/1/2034         359     500000      500000   7.125    2/15/1908   6/1/2004           88.50   0-29
4000135808   6/1/2004   5/1/2034         359     364800      364800   5.375    6/21/1904   6/1/2004           80.00   0-29
  34167502   6/1/2004   5/1/2034         359     381600      381600     5.5   10/14/1904   6/1/2004           80.00   0-29
  33585381   6/1/2004   5/1/2034         359     769000   767144.73    4.99    4/15/1911   6/1/2004           40.47   0-29
  33626763   6/1/2004   5/1/2034         359      59500    59417.83   7.875     3/6/1901   6/1/2004           85.00   0-29
  33791096   6/1/2004   5/1/2034         359     560000      560000     5.5     1/9/1907   6/1/2004           80.00   0-29
  34091454   6/1/2004   5/1/2034         359     495000   494205.95   7.125    2/15/1909   6/1/2004          100.00   0-29
  34085035   6/1/2004   5/1/2034         359     500000      500000    4.25    11/4/1904   6/1/2004           80.00   0-29
  34119966   6/1/2004   5/1/2034         359     561000      561000   7.125    2/11/1909   6/1/2004           85.00   0-29
  34086769   6/1/2004   5/1/2034         359     528000      528000   6.875    4/12/1908   6/1/2004           80.00   0-29
  34163659   6/1/2004   5/1/2034         358     454500   453655.84   6.375    10/5/1907   7/1/2004           89.91   0-29
  33477720   6/1/2004   5/1/2034         359     395000   394248.45    6.25    8/28/1906   6/1/2004          100.00   0-29
  33792037   6/1/2004   5/1/2034         359     508000      508000   6.125     2/4/1907   6/1/2004           80.00   0-29
  33476656   6/1/2004   5/1/2034         359     353600      353600   5.875    9/26/1904   6/1/2004           80.00   0-29
  33985730   6/1/2004   5/1/2034         358     543750   542731.63   6.375    4/14/1909   7/1/2004           75.00   0-29
  34167460   6/1/2004   5/1/2034         359     414200   347669.28    8.25     7/7/1908   6/1/2004           94.78   0-29
  34088930   6/1/2004   5/1/2034         359     679200      679200    5.99    4/12/1909   6/1/2004           80.00   0-29
  34108621   6/1/2004   5/1/2034         358     400250      400250   6.125     8/3/1905   7/1/2004           89.99   0-29
  33958588   6/1/2004   5/1/2034         359     500000   498977.96   5.875     2/4/1908   6/1/2004           76.92   0-29
  33955329   6/1/2004   5/1/2034         359     384750      384750    6.75    12/3/1905   6/1/2004           95.00   0-29
4000134222   6/1/2004   5/1/2034         359     640000      640000   5.125    6/25/1907   6/1/2004           80.00   0-29
  33478934   6/1/2004   5/1/2034         359     395000    394927.6   7.375    8/23/1906   6/1/2004           89.98   0-29
  33957804   6/1/2004   5/1/2034         358     428000      428000   7.375    3/14/1907   7/1/2004          100.00   0-29
4000135230   6/1/2004   5/1/2034         359     631200      631200    5.25    7/23/1907   6/1/2004           80.00   0-29
  34118943   6/1/2004   5/1/2034         358     828000      828000    5.75   11/10/1910   7/1/2004           80.00   0-29
  32973679   6/1/2004   5/1/2034         359     938000      938000     6.5   11/27/1913   6/1/2004           70.00   0-29
  33792904   6/1/2004   5/1/2034         359     395000   394999.83   6.125     7/8/1905   6/1/2004           84.95   0-29
  33953027   6/1/2004   5/1/2034         358     464000      464000    5.75    1/31/1906   7/1/2004           80.00   0-29
  33991100   6/1/2004   5/1/2034         359     344250      344250   6.875    5/25/1905   6/1/2004           85.00   0-29
  33991118   6/1/2004   5/1/2034         359     347000      347000   6.875    6/10/1905   6/1/2004           84.63   0-29
  33556259   6/1/2004   5/1/2034         359     380000   379126.33    5.25    9/28/1905   6/1/2004           80.00   0-29
  33971706   6/1/2004   5/1/2034         358     348500    347884.8    6.49    2/26/1905   7/1/2004           85.00   0-29
  34152702   6/1/2004   5/1/2034         358     425000   424247.97   6.625    6/13/1907   7/1/2004          100.00   0-29
  34114942   6/1/2004   5/1/2034         359     568000      568000    5.75    6/13/1907   6/1/2004           80.00   0-29
  34111690   6/1/2004   5/1/2034         359     360000      360000    5.25    4/23/1904   6/1/2004           80.00   0-29
4000133125   6/1/2004   5/1/2034         359     427500      427500    6.25     2/3/1906   6/1/2004           95.00   0-29
  33466103   6/1/2004   5/1/2034         359     759200      759200    5.25     2/2/1909   6/1/2004           80.00   0-29
  34186783   6/1/2004   5/1/2034         359     522655   521684.25   6.375    12/3/1908   6/1/2004           80.00   0-29

                              INITIAL                     PREPAYMENT                                        FIRST RATE   RATE RESET
  LOANID     INDEX   MARGIN     CAP     FLOOR   CEILING      TERM           PREPAYMENT PENALTY              RESET DATE    FREQUENCY
------------------------------------------------------------------------------------------------------------------------------------
  33946682   6ML     5.125         3    6.375    12.375     2/5/1900   6 mo.s interest less 20% obal           5/1/2009          6
  33956053   6ML     4.375         3     5.99     11.99    1/24/1900   6 mo.s interest less 20% obal           5/1/2006          6
  33952219   6ML     4.625         3     6.25     12.25    1/24/1900   6 mo.s interest less 20% obal           5/1/2006          6
  33951468   6ML         5         3    5.625    11.625    1/24/1900   6 mo.s interest less 20% obal           5/1/2006          6
  34106609   6ML      5.75         3      6.5      12.5     2/5/1900   6 mo.s interest less 20% obal           5/1/2007          6
  33994708   6ML      6.25         3     7.25     13.25    1/24/1900   6 mo.s interest less 20% obal           5/1/2006          6
  33478041   6ML     5.125         3      6.5      12.5     2/5/1900   6 mo.s interest less 20% obal           5/1/2009          6
  33958901   6ML      5.25         3    7.125    13.125     1/0/1900   None                                    5/1/2006          6
4000135808   6ML     3.875         3    5.375    11.375    1/24/1900   6 mo.s interest less 20% obal           5/1/2006          6
  34167502   6ML     3.875         3      5.5      11.5    1/24/1900   3%/2%/1%-1st yr/2nd yr/3rd yr           5/1/2006          6
  33585381   6ML     3.125         3     4.99     10.99     1/0/1900   None                                    5/1/2007          6
  33626763   6ML         7         3    7.875    13.875    2/17/1900   3%/2%/1%-1st yr/2nd yr/3rd yr           5/1/2007          6
  33791096   6ML       3.5         3      5.5      11.5     1/0/1900   None                                    5/1/2006          6
  34091454   6ML     6.375         3    7.125    13.125    1/24/1900   6 mo.s interest less 20% obal           5/1/2006          6
  34085035   6ML     3.125         1     4.25     10.25    1/24/1900   6 mo.s interest less 20% obal          11/1/2004          6
  34119966   6ML     4.625         3    7.125    13.125     1/0/1900   None                                    5/1/2006          6
  34086769   6ML      5.25         3    6.875    12.875    1/24/1900   6 mo.s interest less 20% obal           5/1/2006          6
  34163659   6ML      4.75         3    6.375    12.375    1/12/1900   3%/2%/1%-1st yr/2nd yr/3rd yr           5/1/2006          6
  33477720   6ML     5.125         3     6.25     12.25     2/5/1900   6 mo.s interest less 20% obal           5/1/2009          6
  33792037   6ML     3.625         3    6.125    12.125    1/24/1900   6 mo.s interest less 20% obal           5/1/2009          6
  33476656   6ML     4.375         3    5.875    11.875     2/5/1900   6 mo.s interest less 20% obal           5/1/2007          6
  33985730   6ML       4.5         3    6.375    12.375     2/5/1900   6 mo.s interest less 20% obal           5/1/2007          6
  34167460   6ML       5.5         3     8.25     14.25     1/0/1900   None                                    5/1/2006          6
  34088930   6ML      3.75         3     5.99     11.99     2/5/1900   6 mo.s interest less 20% obal           5/1/2009          6
  34108621   6ML      5.25         3    6.125    12.125    1/24/1900   6 mo.s interest less 20% obal           5/1/2006          6
  33958588   6ML     4.625         3    5.875    11.875    1/24/1900   6 mo.s interest less 20% obal           5/1/2006          6
  33955329   6ML     5.375         3     6.75     12.75    1/12/1900   6 mo.s interest less 20% obal           5/1/2006          6
4000134222   6ML      3.75         3    5.125    11.125     2/5/1900   6 mo.s interest less 20% obal           5/1/2009          6
  33478934   6ML     6.375         3    7.375    13.375    1/24/1900   6 mo.s interest less 20% obal           5/1/2006          6
  33957804   6ML         6         3    7.375    13.375    1/12/1900   6 mo.s interest less 20% obal           5/1/2006          6
4000135230   6ML     3.625         3     5.25     11.25    1/24/1900   6 mo.s interest less 20% obal           5/1/2006          6
  34118943   6ML      3.75         3     5.75     11.75    1/24/1900   6 mo.s interest less 20% obal           5/1/2006          6
  32973679   6ML         4         3      6.5      12.5    1/12/1900   6 mo.s interest less 20% obal           5/1/2006          6
  33792904   6ML      4.75         3    6.125    12.125    1/24/1900   6 mo.s interest less 20% obal           5/1/2006          6
  33953027   6ML     3.875         3     5.75     11.75    1/24/1900   6 mo.s interest less 20% obal           5/1/2009          6
  33991100   6ML       4.5         3    6.875    12.875    1/24/1900   6 mo.s interest less 20% obal           5/1/2006          6
  33991118   6ML       4.5         3    6.875    12.875    1/24/1900   6 mo.s interest less 20% obal           5/1/2006          6
  33556259   6ML      4.25         3     5.25     11.25    1/24/1900   6 mo.s interest less 20% obal           5/1/2006          6
  33971706   6ML     5.125         3     6.49     12.49    1/24/1900   6 mo.s interest less 20% obal           5/1/2006          6
  34152702   6ML     5.875         3    6.625    12.625     2/5/1900   6 mo.s interest less 20% obal           5/1/2007          6
  34114942   6ML     3.875         3     5.75     11.75    1/24/1900   6 mo.s interest less 20% obal           5/1/2006          6
  34111690   6ML     3.875         3     5.25     11.25    1/24/1900   6 mo.s interest less 20% obal           5/1/2006          6
4000133125   6ML     5.375         3     6.25     12.25     2/5/1900   6 mo.s interest less 20% obal           5/1/2006          6
  33466103   6ML       3.5         3     5.25     11.25    1/24/1900   6 mo.s interest less 20% obal           5/1/2006          6
  34186783   6ML      5.25         3    6.375    12.375    1/24/1900   6 mo.s interest less 20% obal           5/1/2006          6

                PAYMENT
                 RESET
  LOANID       FREQUENCY    PURPOSE   DIV   IO   IOTERM
--------------------------------------------------------
  33946682             6   C/O Refi   N     Y        60
  33956053             6   Purchase   N     Y        60
  33952219             6   C/O Refi   N     Y        60
  33951468             6   C/O Refi   N     N         0
  34106609             6   C/O Refi   N     N         0
  33994708             6   Purchase   N     Y        60
  33478041             6   C/O Refi   N     N         0
  33958901             6   Purchase   N     Y        60
4000135808             6   Purchase   N     Y        60
  34167502             6   R/T Refi   N     Y        60
  33585381             6   C/O Refi   N     N         0
  33626763             6   C/O Refi   N     N         0
  33791096             6   Purchase   N     Y        60
  34091454             6   Purchase   N     N         0
  34085035             6   Purchase   N     Y        60
  34119966             6   Purchase   N     Y        60
  34086769             6   Purchase   N     Y        60
  34163659             6   Purchase   N     N         0
  33477720             6   Purchase   N     N         0
  33792037             6   Purchase   N     Y        60
  33476656             6   Purchase   N     Y        60
  33985730             6   C/O Refi   N     N         0
  34167460             6   Purchase   N     N         0
  34088930             6   Purchase   N     Y        60
  34108621             6   Purchase   N     Y        60
  33958588             6   C/O Refi   N     N         0
  33955329             6   Purchase   N     Y        60
4000134222             6   Purchase   N     Y        60
  33478934             6   Purchase   N     Y        60
  33957804             6   Purchase   N     Y        60
4000135230             6   Purchase   N     Y        60
  34118943             6   Purchase   N     Y        60
  32973679             6   Purchase   N     Y        60
  33792904             6   C/O Refi   N     Y        60
  33953027             6   Purchase   N     Y        60
  33991100             6   R/T Refi   N     Y        60
  33991118             6   R/T Refi   N     Y        60
  33556259             6   C/O Refi   N     N         0
  33971706             6   C/O Refi   N     Y        60
  34152702             6   Purchase   N     N         0
  34114942             6   C/O Refi   N     Y        60
  34111690             6   Purchase   N     Y        60
4000133125             6   C/O Refi   N     Y        60
  33466103             6   Purchase   N     Y        60
  34186783             6   Purchase   N     N         0

                                      D-2-4

                                                                 PROPERTY                               ORIGINAL   ORIGINATION
  LOANID                CITY               ZIP    STATE            TYPE              OCCUPANCY            TERM        DATE
------------------------------------------------------------------------------------------------------------------------------
  34051961   AUSTIN                       78746    TX     Condo                    Owner Occupied         360.00     4/26/2004
  33958356   MURRIETA                     92563    CA     Single Family            Owner Occupied         360.00     4/26/2004
  33688268   HOLLISTER                    95023    CA     Single Family            Owner Occupied         360.00     4/13/2004
  33950627   SAN DIEGO                    92131    CA     Single Family            Owner Occupied         360.00     4/23/2004
  34108399   NORCO                        92860    CA     Single Family            Owner Occupied         360.00      4/7/2004
  34104307   ALISO VIEJO                  92656    CA     Condo                    Owner Occupied         360.00     4/20/2004
  33927260   MEDINA                       44256    OH     Single Family            Owner Occupied         360.00     4/22/2004
  34007989   FULSHEAR                     77441    TX     PUD                      Owner Occupied         360.00     4/29/2004
  34113209   HACIENDA HEIGHTS (LA PUENT   91745    CA     Single Family            Owner Occupied         360.00     4/20/2004
  33721614   PROSPECT HEIGHTS             60070    IL     Single Family            Owner Occupied         360.00     4/16/2004
  34112235   NORCO                        92860    CA     Single Family            Owner Occupied         360.00     4/21/2004
  33741612   ORANGE                       92867    CA     Single Family            Owner Occupied         360.00     4/15/2004
  34117952   ALHAMBRA                     91803    CA     Single Family            Owner Occupied         360.00     4/21/2004
  33955337   CHULA VISTA                  91911    CA     Condo                    Owner Occupied         360.00     4/23/2004
  33958695   OCEANSIDE                    92056    CA     Single Family            Owner Occupied         360.00     4/22/2004
  33834011   PALM DESERT                  92260    CA     PUD                      Owner Occupied         360.00     4/19/2004
  33713116   CHICAGO                      60605    IL     PUD                      Owner Occupied         360.00     4/23/2004
  34324541   SIERRA MADRE                 91024    CA     Single Family            Owner Occupied         360.00     4/28/2004
  33837337   TEMECULA                     92592    CA     PUD                      Owner Occupied         360.00     4/21/2004
  33240649   LAS VEGAS                    89149    NV     Single Family            Owner Occupied         360.00     4/23/2004
  34117291   LONG BEACH                   90804    CA     Multi Family - 2 Units   Owner Occupied         360.00     4/20/2004
  33948274   SAN MARCOS                   92069    CA     PUD                      Owner Occupied         360.00     4/16/2004
  33736489   EVERGREEN                    80439    CO     Single Family            Owner Occupied         360.00     4/16/2004
  34113738   VILLA PARK                   92861    CA     Single Family            Owner Occupied         360.00     4/22/2004
  33867375   O FALLON                     63366    MO     Single Family            Owner Occupied         360.00     4/26/2004
4000141330   SAN JOSE                     95133    CA     Single Family            Owner Occupied         360.00     4/20/2004
  34027201   QUINCY                        2169    MA     Multi Family - 2 Units   Owner Occupied         360.00     4/30/2004
  33918509   WINTER GARDEN                34787    FL     PUD                      Second Home            360.00     4/30/2004
  34096735   ELK GROVE                    95758    CA     Single Family            Owner Occupied         360.00     4/28/2004
  34109538   FAIRFIELD                    94534    CA     Single Family            Owner Occupied         360.00      4/9/2004
  33476839   CAMARILLO                    93010    CA     Single Family            Owner Occupied         360.00     4/14/2004
  33009382   FISHERS                      46038    IN     Single Family            Owner Occupied         360.00     4/26/2004
  33358060   WAKE FOREST                  27587    NC     PUD                      Owner Occupied         360.00     4/30/2004
  33915752   BRADENTON                    34211    FL     PUD                      Owner Occupied         360.00     4/23/2004
  33766536   HAMPTON BAYS                 11946    NY     Single Family            Owner Occupied         360.00     4/26/2004
4000141850   FREMONT                      94538    CA     Single Family            Owner Occupied         360.00     4/15/2004
4000138783   SAN MARTIN                   95046    CA     Single Family            Owner Occupied         360.00     4/23/2004
  34024562   ASHLAND                       1721    MA     Single Family            Owner Occupied         360.00     4/30/2004
  34084038   HERMOSA BEACH                90254    CA     Single Family            Owner Occupied         360.00     4/26/2004
  34322362   PLACENTIA                    92870    CA     Single Family            Owner Occupied         360.00     4/23/2004
  34322461   CARLSBAD                     92009    CA     Single Family            Owner Occupied         360.00     4/23/2004
  33949736   SAN MARCOS                   92078    CA     Condo                    Owner Occupied         360.00     4/19/2004
  33475856   SYLMAR AREA                  91342    CA     Single Family            Owner Occupied         360.00     4/20/2004
  33954413   OCEANSIDE                    92057    CA     PUD                      Owner Occupied         360.00     4/12/2004
  34115691   WHITTIER                     90603    CA     Single Family            Owner Occupied         360.00     4/15/2004

                                                                                             PAID        ORIGINAL
               FIRST    MATURITY   REMAINING   ORIGINAL   SCHEDULED                          THRU     COMBINED LOAN       OTS
  LOANID     PAY DATE     DATE       TERM       BALANCE    BALANCE     RATE      P&I         DATE        TO VALUE     DELINQUENCY
---------------------------------------------------------------------------------------------------------------------------------
  34051961   6/1/2004   5/1/2034         359     448200    447516.2       7    2/26/1907   6/1/2004           90.00   0-29
  33958356   6/1/2004   5/1/2034         358     387000   385672.26    7.25    3/24/1907   7/1/2004           90.00   0-29
  33688268   6/1/2004   5/1/2034         358     399200      399200    5.75    3/26/1905   7/1/2004           80.00   0-29
  33950627   6/1/2004   5/1/2034         359     370000      370000    5.99    1/19/1905   6/1/2004           56.92   0-29
  34108399   6/1/2004   5/1/2034         359     615100      615100   5.125    3/10/1907   6/1/2004           79.99   0-29
  34104307   6/1/2004   5/1/2034         358     560000   559860.23    5.99    8/26/1907   7/1/2004           80.00   0-29
  33927260   6/1/2004   5/1/2034         358      80000    79877.86   7.375     7/5/1901   7/1/2004           61.07   0-29
  34007989   6/1/2004   5/1/2034         359     696000      696000   5.375    7/13/1908   6/1/2004           80.00   0-29
  34113209   6/1/2004   5/1/2034         359     532000      532000    5.99     4/8/1907   6/1/2004           80.00   0-29
  33721614   6/1/2004   5/1/2034         359     337500   336826.34       6    7/15/1905   6/1/2004           90.00   0-29
  34112235   6/1/2004   5/1/2034         359     694050      694050   6.375     2/3/1910   6/1/2004           80.00   0-29
  33741612   6/1/2004   5/1/2034         359     401800      401800   5.625    2/25/1905   6/1/2004           80.00   0-29
  34117952   6/1/2004   5/1/2034         359     408500   407811.64   6.875     5/6/1907   6/1/2004           95.00   0-29
  33955337   6/1/2004   5/1/2034         359     405000      405000    5.75    4/23/1905   6/1/2004           90.00   0-29
  33958695   6/1/2004   5/1/2034         358     356800      356800    5.75     9/4/1904   7/1/2004           80.00   0-29
  33834011   6/1/2004   5/1/2034         359     600000      600000   5.375    5/10/1907   6/1/2004           80.00   0-29
  33713116   6/1/2004   5/1/2034         359     639600   638323.36       6    6/30/1910   6/1/2004           80.00   0-29
  34324541   6/1/2004   5/1/2034         359     600000      600000   5.875    1/15/1908   6/1/2004           80.00   0-29
  33837337   6/1/2004   5/1/2034         358     582000   581999.99   6.625   10/17/1908   7/1/2004           75.00   0-29
  33240649   6/1/2004   5/1/2034         359     500000      500000    5.75    7/22/1906   6/1/2004           78.13   0-29
  34117291   6/1/2004   5/1/2034         359     521600      521600     6.5    9/25/1907   6/1/2004           80.00   0-29
  33948274   6/1/2004   5/1/2034         358     308000      308000   4.875     6/4/1903   7/1/2004           80.00   0-29
  33736489   6/1/2004   5/1/2034         359     427500   426779.62   6.875     9/8/1907   6/1/2004           95.00   0-29
  34113738   6/1/2004   5/1/2034         359     692000      692000     6.5     4/5/1910   6/1/2004           62.91   0-29
  33867375   6/1/2004   5/1/2034         358     425000   424427.76       8    7/14/1908   7/1/2004           73.28   0-29
4000141330   6/1/2004   5/1/2034         359     631800      631800   5.375    9/29/1907   6/1/2004           90.00   0-29
  34027201   6/1/2004   5/1/2034         359     570000      570000   6.375    4/15/1908   6/1/2004           95.00   0-29
  33918509   6/1/2004   5/1/2034         359     367700      367700   7.125   12/22/1905   6/1/2004           95.00   0-29
  34096735   6/1/2004   5/1/2034         359     419900      419900     5.5     4/7/1905   6/1/2004           80.00   0-29
  34109538   6/1/2004   5/1/2034         359     464800      464800   5.875    3/24/1906   6/1/2004           80.00   0-29
  33476839   6/1/2004   5/1/2034         359     513000      510000   6.625    10/2/1907   6/1/2004           90.00   0-29
  33009382   6/1/2004   5/1/2034         358     370000      370000   6.375    5/18/1905   7/1/2004           87.06   0-29
  33358060   6/1/2004   5/1/2034         359     374000      374000    7.25     3/8/1906   6/1/2004           85.00   0-29
  33915752   6/1/2004   5/1/2034         359     337500      337500    8.99    12/2/1906   6/1/2004           87.66   0-29
  33766536   6/1/2004   5/1/2034         359     351000   350348.07   6.375   12/28/1905   6/1/2004           93.60   0-29
4000141850   6/1/2004   5/1/2034         359     420000      420000    5.25    1/10/1905   6/1/2004           80.00   0-29
4000138783   6/1/2004   5/1/2034         359     552000      552000   5.625    1/30/1907   6/1/2004           80.00   0-29
  34024562   6/1/2004   5/1/2034         359     570000   568941.33   6.375    9/25/1909   6/1/2004           95.00   0-29
  34084038   6/1/2004   5/1/2034         359    1000000    998000.2    5.99    5/24/1916   6/1/2004           63.33   0-29
  34322362   6/1/2004   5/1/2034         359     415200      415200   5.625    4/29/1905   6/1/2004           80.00   0-29
  34322461   6/1/2004   5/1/2034         359    1000000     1000000    5.99    8/30/1913   6/1/2004           66.67   0-29
  33949736   6/1/2004   5/1/2034         359     335400   335399.99    6.25   10/11/1904   6/1/2004           90.00   0-29
  33475856   6/1/2004   5/1/2034         358     342500   341622.04    6.25   11/17/1904   7/1/2004           63.43   0-29
  33954413   6/1/2004   5/1/2034         359     460000   459997.58   5.875     3/1/1906   6/1/2004           80.00   0-29
  34115691   6/1/2004   5/1/2034         359     416000      416000    4.99    9/24/1904   6/1/2004           80.00   0-29

                              INITIAL                     PREPAYMENT                                        FIRST RATE   RATE RESET
  LOANID     INDEX   MARGIN     CAP     FLOOR   CEILING      TERM           PREPAYMENT PENALTY              RESET DATE    FREQUENCY
------------------------------------------------------------------------------------------------------------------------------------
  34051961   6ML     5.625         3        7        13     2/5/1900   6 mo.s interest less 20% obal           5/1/2007          6
  33958356   6ML      6.25         3     7.25     13.25    1/24/1900   6 mo.s interest less 20% obal           5/1/2006          6
  33688268   6ML     4.125         3     5.75     11.75     2/5/1900   6 mo.s interest less 20% obal           5/1/2009          6
  33950627   6ML         4         3     5.99     11.99    1/24/1900   6 mo.s interest less 20% obal           5/1/2006          6
  34108399   6ML       3.5         3    5.125    11.125    1/12/1900   6 mo.s interest less 20% obal           5/1/2006          6
  34104307   6ML     4.125         3     5.99     11.99    1/24/1900   6 mo.s interest less 20% obal           5/1/2006          6
  33927260   6ML      6.25         3    7.375    13.375    2/17/1900   3%/2%/1%-1st yr/2nd yr/3rd yr           5/1/2007          6
  34007989   6ML     3.375         3    5.375    11.375    1/24/1900   6 mo.s interest less 20% obal           5/1/2006          6
  34113209   6ML     4.125         3     5.99     11.99    1/24/1900   6 mo.s interest less 20% obal           5/1/2006          6
  33721614   6ML     4.875         3        6        12    1/12/1900   3%/2%/1%-1st yr/2nd yr/3rd yr           5/1/2006          6
  34112235   6ML       4.5         3    6.375    12.375    1/24/1900   6 mo.s interest less 20% obal           5/1/2006          6
  33741612   6ML     3.875         3    5.625    11.625     2/5/1900   6 mo.s interest less 20% obal           5/1/2009          6
  34117952   6ML     6.125         3    6.875    12.875    1/24/1900   6 mo.s interest less 20% obal           5/1/2006          6
  33955337   6ML       5.5         1     5.75     11.75     2/5/1900   6 mo.s interest less 20% obal          11/1/2004          6
  33958695   6ML      4.25         3     5.75     11.75    1/24/1900   6 mo.s interest less 20% obal           5/1/2006          6
  33834011   6ML      3.75         3    5.375    11.375    1/24/1900   6 mo.s interest less 20% obal           5/1/2006          6
  33713116   6ML     4.625         3        6        12    1/24/1900   3%/2%/1%-1st yr/2nd yr/3rd yr           5/1/2006          6
  34324541   6ML     4.125         3    5.875    11.875    1/24/1900   6 mo.s interest less 20% obal           5/1/2006          6
  33837337   6ML      4.75         3    6.625    12.625    1/24/1900   6 mo.s interest less 20% obal           5/1/2006          6
  33240649   6ML       3.5         3     5.75     11.75    1/24/1900   6 mo.s interest less 20% obal           5/1/2009          6
  34117291   6ML       4.5         3      6.5      12.5     2/5/1900   6 mo.s interest less 20% obal           5/1/2009          6
  33948274   6ML     3.875         3    4.875    10.875    2/17/1900   6 mo.s interest less 20% obal           5/1/2007          6
  33736489   6ML         6         3    6.875    12.875    1/24/1900   6 mo.s interest less 20% obal           5/1/2006          6
  34113738   6ML         4         3      6.5      12.5    1/24/1900   6 mo.s interest less 20% obal           5/1/2006          6
  33867375   6ML     5.875         3        8        14    1/24/1900   2% prepaid                              5/1/2006          6
4000141330   6ML     4.625         3    5.375    11.375    1/24/1900   6 mo.s interest less 20% obal           5/1/2006          6
  34027201   6ML      4.75         3    6.375    12.375     1/0/1900   None                                    5/1/2006          6
  33918509   6ML     5.625         3    7.125    13.125    1/12/1900   6 mo.s interest less 20% obal           5/1/2006          6
  34096735   6ML      4.25         3      5.5      11.5    1/24/1900   6 mo.s interest less 20% obal           5/1/2006          6
  34109538   6ML     4.375         3    5.875    11.875    1/24/1900   6 mo.s interest less 20% obal           5/1/2006          6
  33476839   6ML     4.875         3    6.625    12.625     1/0/1900   None                                    5/1/2006          6
  33009382   6ML      5.25         3    6.375    12.375    1/24/1900   3%/2%/1%-1st yr/2nd yr/3rd yr           5/1/2006          6
  33358060   6ML         6         3     7.25     13.25     1/0/1900   None                                    5/1/2006          6
  33915752   6ML      7.75         3     8.99     14.99    1/24/1900   6 mo.s interest less 20% obal           5/1/2006          6
  33766536   6ML       5.5         3    6.375    12.375     1/0/1900   None                                    5/1/2007          6
4000141850   6ML     3.875         3     5.25     11.25    1/24/1900   6 mo.s interest less 20% obal           5/1/2006          6
4000138783   6ML      3.75         3    5.625    11.625     1/0/1900   None                                    5/1/2006          6
  34024562   6ML     5.625         3    6.375    12.375    1/24/1900   6 mo.s interest less 20% obal           5/1/2006          6
  34084038   6ML     3.625         3     5.99     11.99    1/12/1900   6 mo.s interest less 20% obal           5/1/2006          6
  34322362   6ML      4.25         3    5.625    11.625    1/24/1900   6 mo.s interest less 20% obal           5/1/2006          6
  34322461   6ML     3.625         3     5.99     11.99    1/24/1900   6 mo.s interest less 20% obal           5/1/2006          6
  33949736   6ML      4.75         3     6.25     12.25    1/12/1900   6 mo.s interest less 20% obal           5/1/2006          6
  33475856   6ML      4.25         3     6.25     12.25     2/5/1900   6 mo.s interest less 20% obal           5/1/2009          6
  33954413   6ML         4         3    5.875    11.875     2/5/1900   6 mo.s interest less 20% obal           5/1/2009          6
  34115691   6ML       3.5         3     4.99     10.99    1/24/1900   6 mo.s interest less 20% obal           5/1/2006          6

                PAYMENT
                 RESET
  LOANID       FREQUENCY    PURPOSE   DIV   IO   IOTERM
--------------------------------------------------------
  34051961            6    R/T Refi   N     Y        60
  33958356            6    C/O Refi   N     N         0
  33688268            6    Purchase   N     Y        60
  33950627            6    C/O Refi   N     Y        60
  34108399            6    Purchase   N     Y        60
  34104307            6    Purchase   N     Y        60
  33927260            6    C/O Refi   N     N         0
  34007989            6    Purchase   N     Y        60
  34113209            6    C/O Refi   N     Y        60
  33721614            6    C/O Refi   N     N         0
  34112235            6    Purchase   N     Y        60
  33741612            6    Purchase   N     Y        60
  34117952            6    Purchase   N     N         0
  33955337            6    C/O Refi   N     Y        60
  33958695            6    Purchase   N     Y        60
  33834011            6    Purchase   N     Y        60
  33713116            6    Purchase   N     N         0
  34324541            6    Purchase   N     Y        60
  33837337            6    Purchase   N     Y        60
  33240649            6    C/O Refi   N     Y        60
  34117291            6    Purchase   N     Y        60
  33948274            6    Purchase   N     Y        60
  33736489            6    C/O Refi   N     N         0
  34113738            6    C/O Refi   N     Y        60
  33867375            6    C/O Refi   N     N         0
4000141330            6    C/O Refi   N     Y        60
  34027201            6    Purchase   N     Y        60
  33918509            6    Purchase   N     Y        60
  34096735            6    Purchase   N     Y        60
  34109538            6    C/O Refi   N     Y        60
  33476839            6    Purchase   N     Y        60
  33009382            6    C/O Refi   N     Y        60
  33358060            6    Purchase   N     Y        60
  33915752            6    C/O Refi   N     Y        60
  33766536            6    C/O Refi   N     N         0
4000141850            6    Purchase   N     Y        60
4000138783            6    Purchase   N     Y        60
  34024562            6    Purchase   N     N         0
  34084038            6    Purchase   N     N         0
  34322362            6    Purchase   N     Y        60
  34322461            6    C/O Refi   N     Y        60
  33949736            6    Purchase   N     Y        60
  33475856            6    R/T Refi   N     Y        60
  33954413            6    Purchase   N     Y        60
  34115691            6    Purchase   N     Y        60

                                      D-2-5

                                                                 PROPERTY                               ORIGINAL   ORIGINATION
  LOANID                CITY               ZIP    STATE            TYPE              OCCUPANCY            TERM        DATE
------------------------------------------------------------------------------------------------------------------------------
4000142649   FOLSOM                       95630    CA     Single Family            Owner Occupied         360.00     4/25/2004
  33716507   PARK RIDGE                   60068    IL     Single Family            Owner Occupied         360.00     4/23/2004
  33788779   FREMONT                      94539    CA     Single Family            Owner Occupied         360.00      4/8/2004
  34050401   AUSTIN                       78733    TX     PUD                      Owner Occupied         360.00     4/27/2004
4000137123   FREMONT                      94538    CA     Single Family            Owner Occupied         360.00      4/8/2004
  33475559   TUJUNGA                      91042    CA     Condo                    Owner Occupied         360.00     4/13/2004
  34027441   AVON                          6001    CT     Single Family            Owner Occupied         360.00     4/30/2004
  33951955   OCEANSIDE                    92056    CA     Single Family            Owner Occupied         360.00     4/19/2004
  34194357   LAWRENCEVILLE                30045    GA     Single Family            Owner Occupied         360.00     4/30/2004
  33947383   SAN DIEGO                    92128    CA     Condo                    Owner Occupied         360.00     4/13/2004
  33352998   RALEIGH                      27614    NC     PUD                      Owner Occupied         360.00     4/19/2004
  33576927   ASHLAND                      97520    OR     PUD                      Owner Occupied         360.00     4/20/2004
  33958711   CHULA VISTA                  91915    CA     PUD                      Owner Occupied         360.00     4/23/2004
4000115851   NEWPORT BEACH                92660    CA     PUD                      Owner Occupied         360.00     4/26/2004
  33373143   TAYLOR                       48180    MI     Single Family            Owner Occupied         360.00     4/20/2004
  33948324   OAKLAND                      94705    CA     Single Family            Owner Occupied         360.00     4/20/2004
  33791781   TIBURON                      94920    CA     Condo                    Owner Occupied         360.00     4/21/2004
  33727868   DOWNEY                       90240    CA     Single Family            Owner Occupied         360.00     4/29/2004
  33476359   SANTA YNEZ                   93460    CA     Single Family            Owner Occupied         360.00      4/9/2004
  33465634   SANTA BARBARA                93105    CA     Single Family            Owner Occupied         360.00     4/23/2004
  33476029   PISMO BEACH                  93449    CA     PUD                      Owner Occupied         360.00     4/13/2004
4000143415   ELK GROVE                    95758    CA     Single Family            Owner Occupied         360.00     4/27/2004
  33793175   VALLEJO                      94591    CA     Single Family            Owner Occupied         360.00     4/26/2004
4000140324   FREMONT                      94538    CA     Single Family            Owner Occupied         360.00     4/16/2004
  34152926   CENTRAL POINT                97502    OR     Single Family            Owner Occupied         360.00     4/22/2004
  34050302   UNIVERSITY PARK              75225    TX     Single Family            Owner Occupied         360.00     4/30/2004
  34121079   (WEST HILLS AREA) LOS ANGE   91307    CA     PUD                      Owner Occupied         360.00     4/23/2004
4000142318   RANCHO CORDOVA               95670    CA     Single Family            Owner Occupied         360.00     4/20/2004
  33477589   SANTA CLARITA AREA           91354    CA     PUD                      Owner Occupied         360.00     4/27/2004
  33955493   PASADENA                     91101    CA     Condo                    Owner Occupied         360.00     4/22/2004
  33992322   FORT LAUDERDALE              33316    FL     Single Family            Owner Occupied         360.00     4/22/2004
  33324666   ESCONDIDO                    92027    CA     PUD                      Owner Occupied         360.00      4/9/2004
  33340498   NORCO                        92860    CA     Single Family            Owner Occupied         360.00     4/22/2004
  33584699   LEAGUE CITY                  77573    TX     PUD                      Owner Occupied         360.00     4/26/2004
  33848136   SOUTH JORDAN                 84095    UT     Single Family            Owner Occupied         360.00     4/21/2004
  33543794   SAN DIEGO                    92108    CA     Condo                    Owner Occupied         360.00     4/12/2004
4000137896   SNOHOMISH                    98290    WA     PUD                      Owner Occupied         360.00     4/29/2004
  34082644   LAWNDALE                     90260    CA     Single Family            Owner Occupied         360.00     4/27/2004
4000143080   SALINAS                      93906    CA     Single Family            Owner Occupied         360.00     4/27/2004
  33214347   GILBERT                      85234    AZ     PUD                      Owner Occupied         360.00     4/20/2004
  33956541   SAN DIEGO                    92122    CA     Condo                    Owner Occupied         360.00     4/19/2004
  33032590   BOWIE                        20720    MD     PUD                      Owner Occupied         360.00     4/23/2004
  34093245   RANCHO CUCAMONGA             91701    CA     Single Family            Owner Occupied         360.00     4/28/2004
4000142728   SCOTTS VALLEY                95066    CA     Single Family            Owner Occupied         360.00     4/23/2004
  34088146   VISTA                        92084    CA     Single Family            Owner Occupied         360.00     4/21/2004

                                                                                             PAID        ORIGINAL
               FIRST    MATURITY   REMAINING   ORIGINAL   SCHEDULED                          THRU     COMBINED LOAN       OTS
  LOANID     PAY DATE     DATE       TERM       BALANCE    BALANCE     RATE      P&I         DATE        TO VALUE     DELINQUENCY
---------------------------------------------------------------------------------------------------------------------------------
4000142649   6/1/2004   5/1/2034         359     415000      415000   6.375    1/12/1906   6/1/2004          100.00   0-29
  33716507   6/1/2004   5/1/2034         359     510000      510000     6.5    7/24/1907   6/1/2004           81.60   0-29
  33788779   6/1/2004   5/1/2034         359     369500      369500   4.875     2/9/1904   6/1/2004           79.98   0-29
  34050401   6/1/2004   5/1/2034         358     700000      700000    6.25   12/23/1909   7/1/2004           80.00   0-29
4000137123   6/1/2004   5/1/2034         359     352000      352000   5.875    9/18/1904   6/1/2004           80.00   0-29
  33475559   6/1/2004   5/1/2034         359     227200      227200    5.75   12/23/1902   6/1/2004           80.00   0-29
  34027441   6/1/2004   5/1/2034         359     708750   707465.07     6.5     4/5/1912   6/1/2004           75.00   0-29
  33951955   6/1/2004   5/1/2034         358     359200      359200    5.75    9/16/1904   7/1/2004           80.00   0-29
  34194357   6/1/2004   5/1/2034         359     412000      412000   6.625    3/23/1906   6/1/2004          100.00   0-29
  33947383   6/1/2004   5/1/2034         359     481500      481500    6.25   11/11/1906   6/1/2004           90.00   0-29
  33352998   6/1/2004   5/1/2034         359     401000      401000    5.75     4/4/1905   6/1/2004           69.74   0-29
  33576927   6/1/2004   5/1/2034         359     440000   439011.69   5.375    9/28/1906   6/1/2004           58.67   0-29
  33958711   6/1/2004   5/1/2034         359     573500      573500   6.125     1/5/1908   6/1/2004           80.00   0-29
4000115851   6/1/2004   5/1/2034         358    1000000     1000000     4.5     4/7/1910   7/1/2004           62.50   0-29
  33373143   6/1/2004   5/1/2034         359     105450      105450     6.5    7/24/1901   6/1/2004           95.00   0-29
  33948324   6/1/2004   5/1/2034         359     737000   736056.84    8.25    2/26/1915   6/1/2004           57.35   0-29
  33791781   6/1/2004   5/1/2034         358     424000      424000   5.625     6/9/1905   7/1/2004           80.00   0-29
  33727868   6/1/2004   5/1/2034         359     576800      576800   6.375    5/21/1908   6/1/2004           80.00   0-29
  33476359   6/1/2004   5/1/2034         359     480000    478995.3    5.75     9/1/1907   6/1/2004           83.48   0-29
  33465634   6/1/2004   5/1/2034         359     640000      640000    5.75    5/23/1908   6/1/2004           67.38   0-29
  33476029   6/1/2004   5/1/2034         359     344000      344000   5.125     1/8/1904   6/1/2004           80.00   0-29
4000143415   6/1/2004   5/1/2034         359     750000   748021.02     4.5    5/27/1910   6/1/2004           76.80   0-29
  33793175   6/1/2004   5/1/2034         359     389000      389000   4.875    4/28/1904   6/1/2004           77.03   0-29
4000140324   6/1/2004   5/1/2034         359     463500      463500       6     5/5/1906   6/1/2004           90.00   0-29
  34152926   6/1/2004   5/1/2034         359     368900      368900   7.125   12/29/1905   6/1/2004           85.00   0-29
  34050302   6/1/2004   5/1/2034         359     712500   710972.99   5.625    3/24/1911   6/1/2004           75.00   0-29
  34121079   6/1/2004   5/1/2034         359     731250   729787.64    5.99   12/27/1911   6/1/2004           73.13   0-29
4000142318   6/1/2004   5/1/2034         359     340000      340000   6.125    9/30/1904   6/1/2004           89.47   0-29
  33477589   6/1/2004   5/1/2034         359     664550      664550   7.125      3945.77   6/1/2004           95.00   0-29
  33955493   6/1/2004   5/1/2034         358     384000      384000   5.375         1720   7/1/2004           80.00   0-29
  33992322   6/1/2004   5/1/2034         359     600000   598667.84   5.625      3453.94   6/1/2004           50.00   0-29
  33324666   6/1/2004   5/1/2034         359     444950    444935.7   5.625       2085.7   6/1/2004           79.99   0-29
  33340498   6/1/2004   5/1/2034         359     601550      601550    5.99      3002.74   6/1/2004           79.99   0-29
  33584699   6/1/2004   5/1/2034         359     512000      512000   6.125      2613.33   6/1/2004           84.63   0-29
  33848136   6/1/2004   5/1/2034         359     381900   381317.02   7.375      2637.69   6/1/2004           95.00   0-29
  33543794   6/1/2004   5/1/2034         359     398100      398100    6.25      2073.44   6/1/2004           79.99   0-29
4000137896   6/1/2004   5/1/2034         359     488000      488000   5.375      2185.83   6/1/2004           80.00   0-29
  34082644   6/1/2004   5/1/2034         358     348000      348000       5         1450   7/1/2004           80.00   0-29
4000143080   6/1/2004   5/1/2034         359     497250   497247.27   5.375      2227.27   6/1/2004           85.00   0-29
  33214347   6/1/2004   5/1/2034         359     554000      554000   5.625      2596.88   6/1/2004           80.00   0-29
  33956541   6/1/2004   5/1/2034         359     387000   386263.67    6.25      2382.83   6/1/2004           90.00   0-29
  33032590   6/1/2004   5/1/2034         359     382200      382200   7.375      2348.94   6/1/2004           89.99   0-29
  34093245   6/1/2004   5/1/2034         359     412000   411999.57    5.99      2056.57   6/1/2004           80.00   0-29
4000142728   6/1/2004   5/1/2034         359     442500      442500       7      2581.25   6/1/2004           75.00   0-29
  34088146   6/1/2004   5/1/2034         359     600000   598885.61   6.375      3743.22   6/1/2004           80.00   0-29

                              INITIAL                     PREPAYMENT                                        FIRST RATE   RATE RESET
  LOANID     INDEX   MARGIN     CAP     FLOOR   CEILING      TERM           PREPAYMENT PENALTY              RESET DATE    FREQUENCY
------------------------------------------------------------------------------------------------------------------------------------
4000142649   6ML     5.375         3    6.375    12.375    1/24/1900   6 mo.s interest less 20% obal           5/1/2006          6
  33716507   6ML     4.875         3      6.5      12.5    1/12/1900   3%/2%/1%-1st yr/2nd yr/3rd yr           5/1/2006          6
  33788779   6ML         4         3    4.875    10.875     2/5/1900   6 mo.s interest less 20% obal           5/1/2006          6
  34050401   6ML     4.375         3     6.25     12.25    1/24/1900   6 mo.s interest less 20% obal           5/1/2006          6
4000137123   6ML     4.125         3    5.875    11.875    1/12/1900   6 mo.s interest less 20% obal           5/1/2006          6
  33475559   6ML       4.5         3     5.75     11.75    2/17/1900   6 mo.s interest less 20% obal           5/1/2007          6
  34027441   6ML     4.625         3      6.5      13.5     2/5/1900   6 mo.s interest less 20% obal           5/1/2007          6
  33951955   6ML     4.375         3     5.75     11.75    1/24/1900   6 mo.s interest less 20% obal           5/1/2006          6
  34194357   6ML     5.625         3    6.625    12.625     1/0/1900   None                                    5/1/2007          6
  33947383   6ML     4.375         1     6.25     12.25    1/12/1900   6 mo.s interest less 20% obal          11/1/2004          6
  33352998   6ML     4.125         3     5.75     11.75     1/0/1900   None                                    5/1/2007          6
  33576927   6ML     3.375         3    5.375    11.375    1/24/1900   6 mo.s interest less 20% obal           5/1/2009          6
  33958711   6ML     3.875         3    6.125    12.125     1/0/1900   None                                    5/1/2006          6
4000115851   6ML      3.25         3      4.5      10.5     2/5/1900   6 mo.s interest less 20% obal           5/1/2009          6
  33373143   6ML     5.375         3      6.5      12.5    2/17/1900   3%/2%/1%-1st yr/2nd yr/3rd yr           5/1/2007          6
  33948324   6ML       4.5         3     8.25     14.25    1/24/1900   6 mo.s interest less 20% obal           5/1/2006          6
  33791781   6ML         4         3    5.625    11.625    1/24/1900   6 mo.s interest less 20% obal           5/1/2006          6
  33727868   6ML      4.25         3    6.375    12.375     1/0/1900   None                                    5/1/2006          6
  33476359   6ML     4.375         3     5.75     11.75     2/5/1900   6 mo.s interest less 20% obal           5/1/2009          6
  33465634   6ML     4.125         3     5.75     11.75    1/24/1900   6 mo.s interest less 20% obal           5/1/2006          6
  33476029   6ML      3.75         3    5.125    11.125    1/24/1900   6 mo.s interest less 20% obal           5/1/2006          6
4000143415   6ML     3.375         3      4.5      10.5    1/24/1900   6 mo.s interest less 20% obal           5/1/2006          6
  33793175   6ML       3.5         3    4.875    10.875    1/24/1900   6 mo.s interest less 20% obal           5/1/2006          6
4000140324   6ML      5.25         3        6        12           24   6 mo.s interest less 20% obal           5/1/2006          6
  34152926   6ML      5.75         3    7.125    13.125    1/24/1900   6 mo.s interest less 20% obal           5/1/2006          6
  34050302   6ML         4         3    5.625    11.625     2/5/1900   6 mo.s interest less 20% obal           5/1/2006          6
  34121079   6ML     3.875         3     5.99     11.99    1/24/1900   6 mo.s interest less 20% obal           5/1/2006          6
4000142318   6ML     5.125         3    6.125    12.125    1/24/1900   6 mo.s interest less 20% obal           5/1/2006          6
  33477589   6ML     5.375         3    7.125    13.125           36   6 mo.s interest less 20% obal           5/1/2009          6
  33955493   6ML     3.625         3    5.375    11.375           36   6 mo.s interest less 20% obal           5/1/2007          6
  33992322   6ML     3.875         3    5.625    11.625           24   6 mo.s interest less 20% obal           5/1/2006          6
  33324666   6ML       3.5         3    5.625    11.625           12   6 mo.s interest less 20% obal           5/1/2009          6
  33340498   6ML     4.375         3     5.99     11.99           24   6 mo.s interest less 20% obal           5/1/2006          6
  33584699   6ML       4.5         3    6.125    12.125           24   6 mo.s interest less 20% obal           5/1/2006          6
  33848136   6ML     6.375         3    7.375    13.375           24   6 mo.s interest less 20% obal           5/1/2006          6
  33543794   6ML         4         3     6.25     12.25            0   None                                    5/1/2006          6
4000137896   6ML     3.875         3    5.375    11.375           36   6 mo.s interest less 20% obal           5/1/2009          6
  34082644   6ML      3.75         1        5        11           24   6 mo.s interest less 20% obal          11/1/2004          6
4000143080   6ML     4.625         3    5.375    11.375           24   6 mo.s interest less 20% obal           5/1/2006          6
  33214347   6ML     4.125         3    5.625    11.625           24   6 mo.s interest less 20% obal           5/1/2006          6
  33956541   6ML     4.625         3     6.25     12.25            0   None                                    5/1/2006          6
  33032590   6ML     6.125         3    7.375    13.375           24   6 mo.s interest less 20% obal           5/1/2006          6
  34093245   6ML      4.75         3     5.99     11.99           24   6 mo.s interest less 20% obal           5/1/2006          6
4000142728   6ML     5.125         3        7        13           24   6 mo.s interest less 20% obal           5/1/2006          6
  34088146   6ML      4.75         3    6.375    12.375           24   6 mo.s interest less 20% obal           5/1/2006          6

                PAYMENT
                 RESET
  LOANID       FREQUENCY    PURPOSE   DIV   IO   IOTERM
--------------------------------------------------------
4000142649            6    Purchase   N     Y        60
  33716507            6    C/O Refi   N     Y        60
  33788779            6    C/O Refi   N     Y        60
  34050401            6    Purchase   N     Y        60
4000137123            6    Purchase   N     Y        60
  33475559            6    Purchase   N     Y        60
  34027441            6    Purchase   N     N         0
  33951955            6    Purchase   N     Y        60
  34194357            6    Purchase   N     Y        60
  33947383            6    C/O Refi   N     Y        60
  33352998            6    R/T Refi   N     Y        60
  33576927            6    R/T Refi   N     N         0
  33958711            6    Purchase   N     Y        60
4000115851            6    Purchase   N     Y        60
  33373143            6    R/T Refi   N     Y        60
  33948324            6    C/O Refi   N     N         0
  33791781            6    Purchase   N     Y        60
  33727868            6    Purchase   N     Y        60
  33476359            6    C/O Refi   N     N         0
  33465634            6    Purchase   N     Y        60
  33476029            6    Purchase   N     Y        60
4000143415            6    Purchase   N     N         0
  33793175            6    C/O Refi   N     Y        60
4000140324            6    Purchase   N     Y        60
  34152926            6    C/O Refi   N     Y        60
  34050302            6    Purchase   N     N         0
  34121079            6    C/O Refi   N     N         0
4000142318            6    C/O Refi   N     Y        60
  33477589            6    Purchase   N     Y        60
  33955493            6    Purchase   N     Y        60
  33992322            6    C/O Refi   N     N         0
  33324666            6    Purchase   N     Y        60
  33340498            6    Purchase   N     Y        60
  33584699            6    R/T Refi   N     Y        60
  33848136            6    C/O Refi   N     N         0
  33543794            6    Purchase   N     Y        60
4000137896            6    Purchase   N     Y        60
  34082644            6    Purchase   N     Y        60
4000143080            6    Purchase   N     Y        60
  33214347            6    Purchase   N     Y        60
  33956541            6    Purchase   N     N         0
  33032590            6    Purchase   N     Y        60
  34093245            6    Purchase   N     Y        60
4000142728            6    C/O Refi   N     Y        60
  34088146            6    C/O Refi   N     N         0

                                      D-2-6

                                                                 PROPERTY                               ORIGINAL   ORIGINATION
  LOANID                CITY               ZIP    STATE            TYPE              OCCUPANCY            TERM        DATE
------------------------------------------------------------------------------------------------------------------------------
  34323915   RANCHO SANTA MARGARITA       92688    CA     PUD                      Owner Occupied         360.00     4/27/2004
  33788217   DISCOVERY BAY                94514    CA     PUD                      Owner Occupied         360.00     4/16/2004
  34117879   LAKEWOOD                     90712    CA     Single Family            Owner Occupied         360.00     4/27/2004
  34115915   LADERA RANCH AREA            92694    CA     PUD                      Owner Occupied         360.00     4/24/2004
  33946690   LA JOLLA                     92037    CA     Condo                    Owner Occupied         360.00      4/5/2004
4000140120   SAN JOSE                     95111    CA     Condo                    Owner Occupied         360.00     4/24/2004
4000141049   HOLLISTER                    95023    CA     Single Family            Owner Occupied         360.00     4/19/2004
  33234717   HENDERSON                    89052    NV     PUD                      Owner Occupied         360.00      4/9/2004
  34095901   VALENCIA                     91355    CA     PUD                      Owner Occupied         360.00     4/27/2004
  33889890   ARLINGTON                     2207    VA     Single Family            Owner Occupied         360.00     4/23/2004
  34120006   GLENDALE                     91208    CA     Single Family            Owner Occupied         360.00     4/22/2004
4000137354   CHULA VISTA                  91913    CA     PUD                      Owner Occupied         360.00     4/23/2004
4000141024   VALLEY SPRINGS               95252    CA     Single Family            Owner Occupied         360.00     4/19/2004
  33840927   CYPRESS                      90630    CA     Single Family            Owner Occupied         360.00     4/26/2004
  33520743   LOS ANGELES                  90056    CA     Single Family            Owner Occupied         360.00     4/23/2004
4000127880   RANCHO CUCAMONGA             91739    CA     Single Family            Owner Occupied         360.00     4/24/2004
  34120410   ANAHEIM                      92807    CA     PUD                      Owner Occupied         360.00     4/19/2004
  33708645   MORTON                       61550    IL     Single Family            Owner Occupied         360.00     4/22/2004
  33417791   REDLANDS                     92373    CA     PUD                      Owner Occupied         360.00     4/29/2004
  34282236   FONTANA                      92336    CA     Single Family            Owner Occupied         360.00     4/27/2004
  33839549   MIRA LOMA                    91752    CA     Single Family            Owner Occupied         360.00     4/20/2004
  33788142   SOUTH SAN FRANCISCO          94080    CA     PUD                      Owner Occupied         360.00     4/19/2004
4000136632   SAN JOSE                     95136    CA     Single Family            Owner Occupied         360.00     4/25/2004
4000142261   ANTIOCH                      94531    CA     Single Family            Owner Occupied         360.00     4/22/2004
  32714347   AUBURN                       98001    WA     Single Family            Owner Occupied         360.00     4/15/2004
  33794124   CONCORD                      94519    CA     Single Family            Owner Occupied         360.00     4/27/2004
  33287079   APTOS                        95003    CA     Single Family            Owner Occupied         360.00     4/12/2004
  33947714   SAN DIEGO                    92109    CA     Condo                    Owner Occupied         360.00     4/20/2004
  33839507   CANYON LAKE                  92587    CA     PUD                      Owner Occupied         360.00     4/23/2004
  33792417   OAKLAND                      94619    CA     Single Family            Owner Occupied         360.00     4/19/2004
4000128231   HENDERSON                    89074    NV     PUD                      Owner Occupied         360.00     4/21/2004
4000140854   RANCHO MIRAGE                92270    CA     PUD                      Owner Occupied         360.00     4/26/2004
  33716523   CHICAGO                      60657    IL     Multi Family - 3 Units   Non-Owner Occupied     360.00     4/29/2004
  33520321   GLENDORA                     91741    CA     Single Family            Owner Occupied         360.00     4/21/2004
  34325498   SANTA ANA                    92707    CA     Multi Family - 2 Units   Owner Occupied         360.00     4/27/2004
  33474842   WEST HOLLYWOOD               90069    CA     Condo >4                 Owner Occupied         360.00     4/22/2004
  33783341   VALLEJO                      94945    CA     PUD                      Owner Occupied         360.00     4/27/2004
4000138043   MORGAN HILL                  95037    CA     PUD                      Owner Occupied         360.00     4/16/2004
  33959263   ENCINITAS                    92024    CA     PUD                      Owner Occupied         360.00     4/28/2004
  34119354   PICO RIVERA                  90660    CA     Single Family            Owner Occupied         360.00     4/20/2004
  34106062   SANTA ANA                    92705    CA     Single Family            Owner Occupied         360.00     4/13/2004
  34115766   RANCHO SANTA MARGARITA       92688    CA     Condo                    Owner Occupied         360.00     4/12/2004
  34117275   NORCO                        92860    CA     Single Family            Owner Occupied         360.00     4/26/2004
  33155706   02ICAGO                      60647    IL     Condo                    Owner Occupied         360.00     4/20/2004
  34087908   MAMMOTH LAKES                93546    CA     Single Family            Owner Occupied         360.00     4/13/2004

                                                                                             PAID        ORIGINAL
               FIRST    MATURITY   REMAINING   ORIGINAL   SCHEDULED                          THRU     COMBINED LOAN       OTS
  LOANID     PAY DATE     DATE       TERM       BALANCE    BALANCE     RATE      P&I         DATE        TO VALUE     DELINQUENCY
---------------------------------------------------------------------------------------------------------------------------------
  34323915   6/1/2004   5/1/2034         359     556000      556000   5.875      2722.08   6/1/2004           80.00   0-29
  33788217   6/1/2004   5/1/2034         359     384000      384000   4.625         1480   6/1/2004           80.00   0-29
  34117879   6/1/2004   5/1/2034         359     340000      340000    4.99      1413.83   6/1/2004           80.00   0-29
  34115915   6/1/2004   5/1/2034         359     770000   768534.97    6.25      4741.03   6/1/2004           67.84   0-29
  33946690   6/1/2004   5/1/2034         359     636000      636000    5.99       3174.7   6/1/2004           80.00   0-29
4000140120   6/1/2004   5/1/2034         359     346500      346500   6.375      1840.78   6/1/2004           92.40   0-29
4000141049   6/1/2004   5/1/2034         358     471900    471898.9       6       2359.5   7/1/2004           80.00   0-29
  33234717   6/1/2004   5/1/2034         359     357500   356819.81    6.25      2201.19   6/1/2004           92.86   0-29
  34095901   6/1/2004   5/1/2034         359     442000      442000     7.5       2762.5   6/1/2004           85.00   0-29
  33889890   6/1/2004   5/1/2034         359     400000   399309.26    6.75       2594.4   6/1/2004           79.92   0-29
  34120006   6/1/2004   5/1/2034         359     552500   551370.64   5.875      3268.25   6/1/2004           85.00   0-29
4000137354   6/1/2004   5/1/2034         359     342500      342500    5.25      1498.44   6/1/2004           78.74   0-29
4000141024   6/1/2004   5/1/2034         359     535500      535500    5.75      2565.94   6/1/2004           90.00   0-29
  33840927   6/1/2004   5/1/2034         358     516000      516000   6.625      2848.75   7/1/2004           80.00   0-29
  33520743   6/1/2004   5/1/2034         359     665000   663823.32   6.625      4258.07   6/1/2004           70.00   0-29
4000127880   6/1/2004   5/1/2034         359     553000      553000     5.5      2534.58   6/1/2004           70.00   0-29
  34120410   6/1/2004   5/1/2034         359     607200      607200    6.25       3162.5   6/1/2004           80.00   0-29
  33708645   6/1/2004   5/1/2034         359     391200      391200   6.125      1996.75   6/1/2004           80.00   0-29
  33417791   6/1/2004   5/1/2034         359     829500      829500   5.125      3542.66   6/1/2004           80.00   0-29
  34282236   6/1/2004   5/1/2034         359     371600   371599.96   6.875      2128.96   6/1/2004           94.99   0-29
  33839549   6/1/2004   5/1/2034         358     382500      382500    6.75      2151.56   7/1/2004           85.00   0-29
  33788142   6/1/2004   5/1/2034         359     791200      790200    4.99      3290.07   6/1/2004           80.00   0-29
4000136632   6/1/2004   5/1/2034         359     412000      412000    6.75       2317.5   6/1/2004           74.91   0-29
4000142261   6/1/2004   5/1/2034         359     374400   374399.53       6         1872   6/1/2004           80.00   0-29
  32714347   6/1/2004   5/1/2034         359     342850      342650   7.625      2178.53   6/1/2004           90.00   0-29
  33794124   6/1/2004   5/1/2034         359     510000      510000    6.75      2868.75   6/1/2004          100.00   0-29
  33287079   6/1/2004   5/1/2034         359     960000      960000    5.25         4200   6/1/2004           75.00   0-29
  33947714   6/1/2004   5/1/2034         358     500000      500000    5.25       2187.5   7/1/2004           76.92   0-29
  33839507   6/1/2004   5/1/2034         359     650000      650000    6.25      3385.42   6/1/2004          100.00   0-29
  33792417   6/1/2004   5/1/2034         359     396000    395997.5    5.25       1732.5   6/1/2004           80.00   0-29
4000128231   6/1/2004   5/1/2034         358     636000      636000   4.999      2649.47   7/1/2004           80.00   0-29
4000140854   6/1/2004   5/1/2034         359     536000      536000   4.875       2177.5   6/1/2004           80.00   0-29
  33716523   6/1/2004   5/1/2034         359     577500    576427.4   6.375      3602.85   6/1/2004           70.00   0-29
  33520321   6/1/2004   5/1/2034         359     586000      586000    5.75      2807.92   6/1/2004           79.19   0-29
  34325498   6/1/2004   5/1/2034         359     520000   519979.17   6.875      2979.17   6/1/2004          100.00   0-29
  33474842   6/1/2004   5/1/2034         359     533000      533000   6.375      2831.56   6/1/2004           80.00   0-29
  33783341   6/1/2004   5/1/2034         359     366800      366800    4.99      1525.28   6/1/2004           80.00   0-29
4000138043   6/1/2004   5/1/2034         359     600000      600000    5.25         2625   6/1/2004           79.47   0-29
  33959263   6/1/2004   5/1/2034         359     962500      962500     5.5      4411.46   6/1/2004           77.00   0-29
  34119354   6/1/2004   5/1/2034         359     348000      348000     6.5         1885   6/1/2004          100.00   0-29
  34106062   6/1/2004   5/1/2034         358     600000      600000    5.25         2625   7/1/2004           80.00   0-29
  34115766   6/1/2004   5/1/2034         359     368000   367247.78   5.875      2176.86   6/1/2004           80.00   0-29
  34117275   6/1/2004   5/1/2034         359     550000      550000    5.99      2745.42   6/1/2004           79.22   0-29
  33155706   6/1/2004   5/1/2034         360     427500   426795.73    6.99       2841.3   6/1/2004           90.00   0-29
  34087908   6/1/2004   5/1/2034         359     345000   344089.66     4.5      1748.07   6/1/2004           69.00   0-29

                              INITIAL                     PREPAYMENT                                        FIRST RATE   RATE RESET
  LOANID     INDEX   MARGIN     CAP     FLOOR   CEILING      TERM           PREPAYMENT PENALTY              RESET DATE    FREQUENCY
------------------------------------------------------------------------------------------------------------------------------------
  34323915   6ML      4.25         3    5.875    11.875           24   6 mo.s interest less 20% obal          5/1/2006           6
  33788217   6ML     3.625         3    4.625    10.625           36   6 mo.s interest less 20% obal          5/1/2006           6
  34117879   6ML     3.375         3     4.99     10.99           12   6 mo.s interest less 20% obal          5/1/2006           6
  34115915   6ML     3.625         3     6.25     12.25            0   None                                   5/1/2006           6
  33946690   6ML      4.25         3     5.99     11.99           36   6 mo.s interest less 20% obal          5/1/2007           6
4000140120   6ML      5.25         3    6.375    11.375           36   6 mo.s interest less 20% obal          5/1/2009           6
4000141049   6ML     4.375         3        6        12           24   6 mo.s interest less 20% obal          5/1/2009           6
  33234717   6ML      5.25         3     6.25     12.25           36   6 mo.s interest less 20% obal          5/1/2007           6
  34095901   6ML     6.125         3      7.5      13.5           24   6 mo.s interest less 20% obal          5/1/2006           6
  33889890   6ML      3.75         3     6.75     12.75           24   6 mo.s interest less 20% obal          5/1/2006           6
  34120006   6ML     4.625         3    5.875    11.875           24   6 mo.s interest less 20% obal          5/1/2006           6
4000137354   6ML     3.375         3     5.25     11.25           36   6 mo.s interest less 20% obal          5/1/2009           6
4000141024   6ML     4.875         3     5.75     11.75           24   6 mo.s interest less 20% obal          5/1/2006           6
  33840927   6ML         5         3    6.625    12.625           24   6 mo.s interest less 20% obal          5/1/2006           6
  33520743   6ML     4.125         3    6.625    12.625           12   6 mo.s interest less 20% obal          5/1/2006           6
4000127880   6ML         4         3      5.5      11.5           36   6 mo.s interest less 20% obal          5/1/2006           6
  34120410   6ML     4.625         3     6.25     12.25           24   6 mo.s interest less 20% obal          5/1/2006           6
  33708645   6ML     4.375         3    6.125    12.125           12   3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  33417791   6ML     3.375         3    5.125    11.125           24   6 mo.s interest less 20% obal          5/1/2006           6
  34282236   6ML     5.375         3    6.875    12.875            0   None                                   5/1/2006           6
  33839549   6ML       5.5         3     6.75     12.75           24   6 mo.s interest less 20% obal          5/1/2006           6
  33788142   6ML       3.5         3     4.99     10.99           24   6 mo.s interest less 20% obal          5/1/2006           6
4000136632   6ML         5         3     6.75     12.75           24   6 mo.s interest less 20% obal          5/1/2006           6
4000142261   6ML     4.875         3        6        12           24   6 mo.s interest less 20% obal          5/1/2006           6
  32714347   6ML         6         3    7.625    13.625            0   None                                   5/1/2006           6
  33794124   6ML       5.5         3     6.75     12.75           24   6 mo.s interest less 20% obal          5/1/2006           6
  33287079   6ML     3.375         3     5.25     11.25           24   6 mo.s interest less 20% obal          5/1/2006           6
  33947714   6ML     3.875         3     5.25     11.25           24   6 mo.s interest less 20% obal          5/1/2006           6
  33839507   6ML         5         3     6.25     12.25           36   6 mo.s interest less 20% obal          5/1/2007           6
  33792417   6ML     3.875         3     5.25     11.25           24   6 mo.s interest less 20% obal          5/1/2006           6
4000128231   6ML     3.375         3    4.999    10.999           24   6 mo.s interest less 20% obal          5/1/2009           6
4000140854   6ML      3.75         3    4.875    10.875           36   6 mo.s interest less 20% obal          5/1/2007           6
  33716523   6ML      3.75         3    6.375    12.375           24   3%/2%/1%-1st yr/2nd yr/3rd yr          5/1/2006           6
  33520321   6ML     3.875         3     5.75     11.75           24   6 mo.s interest less 20% obal          5/1/2006           6
  34325498   6ML     5.625         3    6.875    12.875           24   6 mo.s interest less 20% obal          5/1/2006           6
  33474842   6ML     3.625         3    6.375    12.375            0   None                                   5/1/2006           6
  33783341   6ML     3.625         3     4.99     10.99           24   6 mo.s interest less 20% obal          5/1/2006           6
4000138043   6ML     3.625         3     5.25     11.25           24   6 mo.s interest less 20% obal          5/1/2006           6
  33959263   6ML     3.375         3      5.5      11.5           36   6 mo.s interest less 20% obal          5/1/2007           6
  34119354   6ML       5.5         3      6.5      12.5           24   6 mo.s interest less 20% obal          5/1/2006           6
  34106062   6ML     3.625         3     5.25     11.25           24   6 mo.s interest less 20% obal          5/1/2006           6
  34115766   6ML      4.25         3    5.875    11.875            0   None                                   5/1/2006           6
  34117275   6ML     4.625         3     5.99     11.99           24   6 mo.s interest less 20% obal          5/1/2006           6
  33155706   6ML       5.5         3     6.99     12.99            0   None                                   5/1/2006           6
  34087908   6ML     3.125         3      4.5      10.5           36   6 mo.s interest less 20% obal          5/1/2007           6

                PAYMENT
                 RESET
  LOANID       FREQUENCY    PURPOSE   DIV   IO   IOTERM
--------------------------------------------------------
  34323915            6    Purchase   N     Y        60
  33788217            6    Purchase   N     Y        60
  34117879            6    Purchase   N     Y        60
  34115915            6    C/O Refi   N     N         0
  33946690            6    Purchase   N     Y        60
4000140120            6    R/T Refi   N     Y        60
4000141049            6    Purchase   N     Y        60
  33234717            6    C/O Refi   N     N         0
  34095901            6    Purchase   N     Y        60
  33889890            6    Purchase   N     N         0
  34120006            6    C/O Refi   N     N         0
4000137354            6    R/T Refi   N     Y        60
4000141024            6    R/T Refi   N     Y        60
  33840927            6    C/O Refi   N     Y        60
  33520743            6    C/O Refi   N     N         0
4000127880            6    C/O Refi   N     Y        60
  34120410            6    Purchase   N     Y        60
  33708645            6    R/T Refi   N     Y        60
  33417791            6    Purchase   N     Y        60
  34282236            6    Purchase   N     Y        60
  33839549            6    Purchase   N     Y        60
  33788142            6    Purchase   N     Y        60
4000136632            6    C/O Refi   N     Y        60
4000142261            6    C/O Refi   N     Y        60
  32714347            6    Purchase   N     Y        60
  33794124            6    Purchase   N     Y        60
  33287079            6    Purchase   N     Y        60
  33947714            6    Purchase   N     Y        60
  33839507            6    Purchase   N     Y        60
  33792417            6    Purchase   N     Y        60
4000128231            6    Purchase   N     Y        60
4000140854            6    Purchase   N     Y        60
  33716523            6    C/O Refi   N     N         0
  33520321            6    C/O Refi   N     Y        60
  34325498            6    Purchase   N     Y        60
  33474842            6    Purchase   N     Y        60
  33783341            6    Purchase   N     Y        60
4000138043            6    Purchase   N     Y        60
  33959263            6    Purchase   N     Y        60
  34119354            6    Purchase   N     Y        60
  34106062            6    Purchase   N     Y        60
  34115766            6    C/O Refi   N     N         0
  34117275            6    Purchase   N     Y        60
  33155706            6    R/T Refi   N     N         0
  34087908            6    C/O Refi   N     N         0

                                      D-2-7

                                                                 PROPERTY                               ORIGINAL   ORIGINATION
  LOANID                CITY               ZIP    STATE            TYPE              OCCUPANCY            TERM        DATE
------------------------------------------------------------------------------------------------------------------------------
  34087296   PALM SPRINGS                 92264    CA     Single Family            Owner Occupied         360.00      4/9/2004
  34116269   LOS ANGELES                  90042    CA     Single Family            Owner Occupied         360.00     4/22/2004
  34116715   ANAHEIM                      92805    CA     Single Family            Owner Occupied         360.00     4/19/2004
  33627613   ROYAL OAK                    48073    MI     Single Family            Owner Occupied         360.00     4/26/2004
  33949975   SAN DIEGO                    92104    CA     Multi Family - 3 Units   Owner Occupied         360.00     4/27/2004
  33768136   PURCHASE                     10577    NY     PUD                      Owner Occupied         360.00     4/16/2004
  33829888   WINCHESTER                   92596    CA     Single Family            Owner Occupied         360.00     4/19/2004
  33949041   RAMONA                       92065    CA     PUD                      Owner Occupied         360.00     4/23/2004
  34106575   LAS VEGAS                    89141    NV     PUD                      Second Home            360.00     4/13/2004
  33684895   SAN JOSE                     95125    CA     Single Family            Owner Occupied         360.00     4/20/2004
  33959834   OCEANSIDE                    92057    CA     PUD                      Owner Occupied         360.00     4/27/2004
  33794637   SAN RAFAEL                   94901    CA     Single Family            Owner Occupied         360.00     4/28/2004
  33789322   BERKELEY                     94702    CA     Multi Family - 2 Units   Owner Occupied         360.00     4/14/2004
  33793290   FAIRFIELD                    94534    CA     Single Family            Owner Occupied         360.00     4/26/2004
  34118984   TEMECULA AREA                92592    CA     Single Family            Owner Occupied         360.00     4/21/2004
  34121038   CORONA                       92883    CA     PUD                      Owner Occupied         360.00     4/26/2004
  33836719   CORONA                       92880    CA     Single Family            Non-Owner Occupied     360.00     4/14/2004
  33974767   LONGMONT                     80503    CO     PUD                      Owner Occupied         360.00     4/30/2004
  33789462   UNION CITY                   94587    CA     Single Family            Owner Occupied         360.00     4/15/2004
  33559196   JAMUL                        91935    CA     Single Family            Owner Occupied         360.00     4/21/2004
  34103739   SAN CLEMENTE                 92672    CA     Condo                    Owner Occupied         360.00     4/20/2004
4000142754   GILROY                       95020    CA     Single Family            Owner Occupied         360.00     4/23/2004
  33497884   ROSEVILLE                    95678    CA     Single Family            Owner Occupied         360.00      4/9/2004
4000125584   LAGUNA NIGUEL                92677    CA     Condo                    Owner Occupied         360.00     3/31/2004
  33519018   NORTH HOLLYWOOD              91606    CA     Single Family            Owner Occupied         360.00     3/19/2004
  34107110   BURBANK                      91501    CA     Single Family            Owner Occupied         360.00     3/29/2004
  34042192   DALLAS                       78287    TX     PUD                      Owner Occupied         360.00     3/22/2004
  33982430   MIAMI LAKES                  33014    FL     Single Family            Owner Occupied         360.00     3/26/2004
4000117733   DANBURY                       6810    CT     Condo                    Owner Occupied         360.00     3/31/2004
  33735572   HERMOSA BEACH                90254    CA     Condo                    Owner Occupied         360.00     3/19/2004
  33785155   SOUTH SAN FRANCISCO          94080    CA     PUD                      Owner Occupied         360.00     3/30/2004
  33763566   BABYLON                      11702    NY     Single Family            Owner Occupied         360.00     3/30/2004
  33446857   MATAWAN                       7747    NJ     Single Family            Owner Occupied         360.00     3/22/2004
  33467549   BURBANK                      91501    CA     Single Family            Owner Occupied         360.00     3/18/2004
  33740671   SAN CARLOS                   94070    CA     Single Family            Owner Occupied         360.00     3/22/2004
  34107409   GLENDORA                     91740    CA     Single Family            Owner Occupied         360.00      4/8/2004
  32714065   SILVERDALE                   98383    WA     Single Family            Owner Occupied         360.00     3/24/2004
4000122597   LA MIRADA                    90638    CA     PUD                      Owner Occupied         360.00     3/26/2004
  33724410   IRVINE                       92618    CA     PUD                      Owner Occupied         360.00     3/25/2004
  33814831   MARIETTA                     30068    GA     PUD                      Owner Occupied         360.00     3/26/2004
  33965195   AURORA                       80016    CO     PUD                      Owner Occupied         360.00     3/30/2004
  33806712   STONE MOUNTAIN               30087    GA     Single Family            Owner Occupied         360.00     3/23/2004
4000134355   FOOTHILL RANCH               92610    CA     PUD                      Owner Occupied         360.00     3/23/2004
  33803974   GERMANTOWN                   38139    TN     Single Family            Owner Occupied         360.00     3/29/2004
  33555731   CHULA VISTA                  91913    CA     PUD                      Owner Occupied         360.00     3/19/2004

                                                                                             PAID        ORIGINAL
               FIRST    MATURITY   REMAINING   ORIGINAL   SCHEDULED                          THRU     COMBINED LOAN       OTS
  LOANID     PAY DATE     DATE       TERM       BALANCE    BALANCE     RATE      P&I         DATE        TO VALUE     DELINQUENCY
---------------------------------------------------------------------------------------------------------------------------------
  34087296   6/1/2004   5/1/2034         359     532000   530912.53   5.875      3146.99   6/1/2004           80.00   0-29
  34116269   6/1/2004   5/1/2034         358     352000   351245.62   5.625         1650   7/1/2004           80.00   0-29
  34116715   6/1/2004   5/1/2034         359     390000      390000    7.99      2596.75   6/1/2004          100.00   0-29
  33627613   6/1/2004   5/1/2034         359     342000   341394.84   6.625      2189.87   6/1/2004           90.00   0-29
  33949975   6/1/2004   5/1/2034         359     602400      602400   5.875      2949.25   6/1/2004           80.00   0-29
  33768136   6/1/2004   5/1/2034         359     660000   658941.27   7.125      4446.55   6/1/2004           55.00   0-29
  33829888   6/1/2004   5/1/2034         358     383400   383242.18   6.125      1956.94   7/1/2004           79.99   0-29
  33949041   6/1/2004   5/1/2034         359     372000      372000   5.375      1666.25   6/1/2004           80.00   0-29
  34106575   6/1/2004   5/1/2034         359     389500      389500    6.75      2190.94   6/1/2004           95.00   0-29
  33684895   6/1/2004   5/1/2034         358     463200      463200     4.5         1737   7/1/2004           80.00   0-29
  33959834   6/1/2004   5/1/2034         359     454500      454500   5.625      2130.47   6/1/2004           90.00   0-29
  33794637   6/1/2004   5/1/2034         359     608000      608000   5.125      2596.67   6/1/2004           80.00   0-29
  33789322   6/1/2004   5/1/2034         359     472000      472000   4.875       1917.5   6/1/2004           80.00   0-29
  33793290   6/1/2004   5/1/2034         359     452000      452000    5.99      2256.23   6/1/2004           80.00   0-29
  34118984   6/1/2004   5/1/2034         359     700000   698600.13    5.99      4192.36   6/1/2004           80.00   0-29
  34121038   6/1/2004   5/1/2034         359     625600      625600   5.875      3062.83   6/1/2004           80.00   0-29
  33836719   6/1/2004   5/1/2034         358     382500      382500    6.25      1992.19   7/1/2004           90.00   0-29
  33974767   6/1/2004   5/1/2034         358     341700      341700    6.75      1922.06   7/1/2004           99.99   0-29
  33789462   6/1/2004   5/1/2034         359     416000      416000     5.5      1906.67   6/1/2004           80.00   0-29
  33559196   6/1/2004   5/1/2034         359     555750   555543.37   6.625       3068.2   6/1/2004           95.00   0-29
  34103739   6/1/2004   5/1/2034         359     390000   389488.04   8.125      2895.74   6/1/2004          100.00   0-29
4000142754   6/1/2004   5/1/2034         359     405600      405600   5.625      1901.25   6/1/2004           80.00   0-29
  33497884   6/1/2004   5/1/2034         359     349600   349024.05    6.99      2323.56   6/1/2004           95.00   0-29
4000125584   5/1/2004   4/1/2034         358     792000    789387.4     5.5      4496.89   6/1/2004           80.00   0-29
  33519018   5/1/2004   4/1/2034         358     347750   346797.77     6.5      2198.02   6/1/2004           65.00   0-29
  34107110   5/1/2004   4/1/2034         359     620000   617857.14    5.25      3423.67   5/1/2004           80.00   0-29
  34042192   5/1/2004   4/1/2034         358     500000      500000   5.625      2343.75   6/1/2004           80.00   0-29
  33982430   5/1/2004   4/1/2034         358     341600   341234.64    4.99      1420.49   6/1/2004           80.00   0-29
4000117733   5/1/2004   4/1/2034         358     183600      183600    6.75      1032.75   6/1/2004           80.00   0-29
  33735572   5/1/2004   4/1/2034         358     496000      496000   5.125      2118.33   6/1/2004           80.00   0-29
  33785155   5/1/2004   4/1/2034         358     736000      736000   4.875         2990   6/1/2004           80.00   0-29
  33763566   5/1/2004   4/1/2034         358     362900    362898.6   6.125       1852.3   6/1/2004           95.00   0-29
  33446857   5/1/2004   4/1/2034         358     418000   417039.91   7.375      2887.03   6/1/2004           95.00   0-29
  33467549   5/1/2004   4/1/2034         358     600000   597934.91    5.75      3501.44   6/1/2004           80.00   0-29
  33740671   5/1/2004   4/1/2034         359     735200      735200   6.375      3905.75   5/1/2004           80.00   0-29
  34107409   6/1/2004   5/1/2034         358     384000      384000   5.875         1880   7/1/2004           80.00   0-29
  32714065   5/1/2004   4/1/2034         357     460000      460000    5.99      2296.17   7/1/2004           80.00   0-29
4000122597   5/1/2004   4/1/2034         358     599800   594126.83     5.5       3405.6   6/1/2004           92.28   0-29
  33724410   5/1/2004   4/1/2034         358     719200      719200   6.625      3970.58   6/1/2004           80.00   0-29
  33814831   5/1/2004   4/1/2034         358     671250      671243       6      3356.25   6/1/2004           75.00   0-29
  33965195   5/1/2004   4/1/2034         358     382050      382050    5.99      1907.07   6/1/2004           94.99   0-29
  33806712   5/1/2004   4/1/2034         358     591920      591920    6.25      3082.92   6/1/2004           80.00   0-29
4000134355   5/1/2004   4/1/2034         357     517500      517500     6.5      2803.12   7/1/2004           90.00   0-29
  33803974   5/1/2004   4/1/2034         358     668000      668000   5.125      2852.92   6/1/2004           80.00   0-29
  33555731   5/1/2004   4/1/2034         358     450900      450900    5.25      1972.69   6/1/2004           80.00   0-29

                              INITIAL                     PREPAYMENT                                        FIRST RATE   RATE RESET
  LOANID     INDEX   MARGIN     CAP     FLOOR   CEILING      TERM           PREPAYMENT PENALTY              RESET DATE    FREQUENCY
------------------------------------------------------------------------------------------------------------------------------------
  34087296   6ML         3         1    5.875    11.875            0   None                                   11/1/2004          6
  34116269   6ML      3.75         3    5.625    11.625           36   6 mo.s interest less 20% obal           5/1/2009          6
  34116715   6ML      6.75         3     7.99     13.99           24   6 mo.s interest less 20% obal           5/1/2006          6
  33627613   6ML     6.125         3    6.625    12.625           24   3%/2%/1%-1st yr/2nd yr/3rd yr           5/1/2006          6
  33949975   6ML       3.5         3    5.875    11.875           12   6 mo.s interest less 20% obal           5/1/2006          6
  33768136   6ML     5.125         3    7.125    13.125            0   None                                    5/1/2007          6
  33829888   6ML     4.625         3    6.125    12.125           36   6 mo.s interest less 20% obal           5/1/2009          6
  33949041   6ML     3.875         3    5.375    11.375           24   6 mo.s interest less 20% obal           5/1/2006          6
  34106575   6ML         5         3     6.75     12.75            0   None                                    5/1/2006          6
  33684895   6ML     3.375         3      4.5      10.5           24   6 mo.s interest less 20% obal           5/1/2006          6
  33959834   6ML     4.625         3    5.625    11.625           24   6 mo.s interest less 20% obal           5/1/2006          6
  33794637   6ML      3.75         3    5.125    11.125           24   6 mo.s interest less 20% obal           5/1/2006          6
  33789322   6ML       3.5         3    4.875    10.875           24   6 mo.s interest less 20% obal           5/1/2006          6
  33793290   6ML     4.375         3     5.99     11.99           24   6 mo.s interest less 20% obal           5/1/2006          6
  34118984   6ML     4.375         3     5.99     11.99           24   6 mo.s interest less 20% obal           5/1/2006          6
  34121038   6ML      4.25         3    5.875    11.875           24   6 mo.s interest less 20% obal           5/1/2006          6
  33836719   6ML       4.5         3     6.25     12.25           24   6 mo.s interest less 20% obal           5/1/2006          6
  33974767   6ML      5.25         3     6.75     12.75            0   None                                    5/1/2006          6
  33789462   6ML     4.125         3      5.5      11.5           24   6 mo.s interest less 20% obal           5/1/2006          6
  33559196   6ML      5.25         3    6.625    12.625           36   6 mo.s interest less 20% obal           5/1/2009          6
  34103739   6ML         5         3    8.125    14.125            0   None                                    5/1/2006          6
4000142754   6ML     3.875         3    5.625    11.625           36   6 mo.s interest less 20% obal           5/1/2009          6
  33497884   6ML       6.5         3     6.99     12.99           24   6 mo.s interest less 20% obal           5/1/2006          6
4000125584   6ML     3.375         3      5.5      11.5           36   6 mo.s interest less 20% obal           4/1/2009          6
  33519018   6ML     4.375         3      6.5      12.5           24   6 mo.s interest less 20% obal           4/1/2006          6
  34107110   6ML     4.125         3     5.25     11.25           24   6 mo.s interest less 20% obal           4/1/2006          6
  34042192   6ML     3.625         3    5.625    11.625            0   None                                    4/1/2009          6
  33982430   6ML     3.625         3     4.99     10.99           36   6 mo.s interest less 20% obal           4/1/2009          6
4000117733   6ML      4.75         3     6.75     12.75           24   6 mo.s interest less 20% obal           4/1/2009          6
  33735572   6ML       3.5         3    5.125    11.125           36   6 mo.s interest less 20% obal           4/1/2009          6
  33785155   6ML       3.5         3    4.875    10.875           24   6 mo.s interest less 20% obal           4/1/2006          6
  33763566   6ML     5.375         3    6.125    12.125            0   None                                    4/1/2007          6
  33446857   6ML     6.625         3    7.375    13.375            0   None                                    4/1/2006          6
  33467549   6ML     4.375         3     5.75     11.75           24   6 mo.s interest less 20% obal           4/1/2006          6
  33740671   6ML     3.875         3    6.375    12.375            0   None                                    4/1/2006          6
  34107409   6ML       4.5         3    5.875    11.875           36   6 mo.s interest less 20% obal           5/1/2009          6
  32714065   6ML         4         3     5.99     11.99           36   6 mo.s interest less 20% obal           4/1/2009          6
4000122597   6ML     5.125         3      5.5      11.5           36   6 mo.s interest less 20% obal           4/1/2006          6
  33724410   6ML      4.75         3    6.625    12.625           24   6 mo.s interest less 20% obal           4/1/2006          6
  33814831   6ML     3.875         3        6        12            0   None                                    4/1/2007          6
  33965195   6ML     5.125         3     5.99     11.99           12   6 mo.s interest less 20% obal           4/1/2006          6
  33806712   6ML     4.625         1     6.25     12.25            0   None                                   10/1/2004          6
4000134355   6ML     4.875         3      6.5      12.5            0   None                                    4/1/2006          6
  33803974   6ML       3.5         3    5.125    11.125           24   6 mo.s interest less 20% obal           4/1/2006          6
  33555731   6ML         4         3     5.25     11.25           24   6 mo.s interest less 20% obal           4/1/2006          6

                PAYMENT
                 RESET
  LOANID       FREQUENCY    PURPOSE   DIV   IO   IOTERM
--------------------------------------------------------
  34087296            6    Purchase   N     N         0
  34116269            6    Purchase   N     Y        60
  34116715            6    Purchase   N     Y        60
  33627613            6    C/O Refi   N     N         0
  33949975            6    Purchase   N     Y        60
  33768136            6    R/T Refi   N     N         0
  33829888            6    Purchase   N     Y        60
  33949041            6    Purchase   N     Y        60
  34106575            6    Purchase   N     Y        60
  33684895            6    Purchase   N     Y        60
  33959834            6    Purchase   N     Y        60
  33794637            6    Purchase   N     Y        60
  33789322            6    Purchase   N     Y        60
  33793290            6    C/O Refi   N     Y        60
  34118984            6    Purchase   N     N         0
  34121038            6    Purchase   N     Y        60
  33836719            6    Purchase   N     Y        60
  33974767            6    Purchase   N     Y        60
  33789462            6    Purchase   N     Y        60
  33559196            6    Purchase   N     Y        60
  34103739            6    Purchase   N     N         0
4000142754            6    Purchase   N     Y        60
  33497884            6    Purchase   N     N         0
4000125584            6    Purchase   N     N         0
  33519018            6    C/O Refi   N     N         0
  34107110            6    Purchase   N     N         0
  34042192            6    C/O Refi   N     Y        60
  33982430            6    Purchase   N     Y        60
4000117733            6    Purchase   N     Y        60
  33735572            6    Purchase   N     Y        60
  33785155            6    Purchase   N     Y        60
  33763566            6    Purchase   N     Y        60
  33446857            6    C/O Refi   N     N         0
  33467549            6    C/O Refi   N     N         0
  33740671            6    Purchase   N     Y        60
  34107409            6    Purchase   N     Y        60
  32714065            6    C/O Refi   N     Y        60
4000122597            6    C/O Refi   N     N         0
  33724410            6    Purchase   N     Y        60
  33814831            6    C/O Refi   N     Y        60
  33965195            6    Purchase   N     Y        60
  33806712            6    R/T Refi   N     Y        60
4000134355            6    C/O Refi   N     Y        60
  33803974            6    Purchase   N     Y        60
  33555731            6    Purchase   N     Y        60

                                      D-2-8

                                                                 PROPERTY                               ORIGINAL   ORIGINATION
  LOANID                CITY               ZIP    STATE            TYPE              OCCUPANCY            TERM        DATE
------------------------------------------------------------------------------------------------------------------------------
  33473323   WOODLAND HILLS AREA          91367    CA     Single Family            Owner Occupied         360.00     3/25/2004
  33556804   SAN DIEGO                    92154    CA     Single Family            Owner Occupied         360.00     3/25/2004
  33822990   LA QUINTA                    92253    CA     Single Family            Owner Occupied         360.00     3/25/2004
  33369471   PINCKNEY                     48169    MI     Condo                    Owner Occupied         360.00     3/26/2004
  33038670   BOWIE                        20721    MD     PUD                      Owner Occupied         360.00     3/31/2004
  33449745   FAIR HAVEN                    7704    NJ     Single Family            Owner Occupied         360.00     3/22/2004
  33517145   TOPANGA                      90290    CA     Condo                    Owner Occupied         360.00     3/18/2004
  33511825   LOS ANGELES                  90045    CA     Single Family            Owner Occupied         360.00     3/19/2004
  33944216   CHULA VISTA                  91914    CA     PUD                      Owner Occupied         360.00     3/25/2004
  33467796   SANTA CLARITA AREA           91354    CA     Condo                    Owner Occupied         360.00     3/12/2004
4000131248   BALTIMORE                    21228    MD     PUD                      Owner Occupied         360.00     3/26/2004
  33786427   HERCULES                     94547    CA     PUD                      Owner Occupied         360.00     3/29/2004
4000134380   SANTA CLARA                  95050    CA     Single Family            Owner Occupied         360.00     3/25/2004
  33519455   WEST HILLS                   91304    CA     Single Family            Owner Occupied         360.00     3/23/2004
  33552381   SAN JOSE                     95138    CA     Single Family            Owner Occupied         360.00     3/15/2004
  33554064   SAN FRANCISCO                94112    CA     Multi Family - 2 Units   Owner Occupied         360.00     3/25/2004
  33473869   VAN NUYS AREA                91401    CA     Single Family            Owner Occupied         360.00     3/24/2004
  33944752   ESCONDIDO                    92027    CA     Single Family            Owner Occupied         360.00     3/22/2004
  33057993   VALLEY CENTER                92082    CA     PUD                      Owner Occupied         360.00     3/23/2004
  33557588   LA MESA                      91941    CA     Single Family            Owner Occupied         360.00     3/24/2004
  33547928   SAN DIEGO                    92122    CA     Condo                    Owner Occupied         360.00     3/17/2004
  33468836   ENCINO AREA                  91436    CA     Single Family            Owner Occupied         360.00     3/15/2004
  33236001   LAS VEGAS                    89130    NV     PUD                      Owner Occupied         360.00     3/26/2004
  33486564   SANTA CLARA                  95051    CA     Single Family            Owner Occupied         360.00     3/16/2004
  33737206   CORONA                       92883    CA     PUD                      Owner Occupied         360.00     3/12/2004
  33943234   LONG BEACH                   90814    CA     Single Family            Owner Occupied         360.00     3/17/2004
  33725003   TRABUCO CANYON AREA          92679    CA     PUD                      Owner Occupied         360.00     3/22/2004
  33492398   SACRAMENTO                   95829    CA     Single Family            Owner Occupied         360.00     3/19/2004
  33290297   SAN JOSE                     95125    CA     Single Family            Owner Occupied         360.00     3/12/2004
  33734716   TORRANCE                     90501    CA     Single Family            Owner Occupied         360.00     3/25/2004
  33730995   LOS ANGELES                  90066    CA     Single Family            Owner Occupied         360.00     3/26/2004
  33948787   CHULA VISTA                  91913    CA     Single Family            Owner Occupied         360.00     3/26/2004
  34083188   CYPRESS                      90630    CA     Single Family            Owner Occupied         360.00     3/23/2004
  33117706   BROOKLYN PARK                55443    MN     Single Family            Owner Occupied         360.00     3/30/2004
  33036153   BOWIE                        20721    MD     PUD                      Owner Occupied         360.00     3/29/2004
  33828096   LONG BEACH                   90815    CA     Single Family            Owner Occupied         360.00     3/22/2004
  33788258   PLEASANTON                   94566    CA     Condo                    Owner Occupied         360.00     3/25/2004
  33687724   FOSTER CITY                  94404    CA     Single Family            Owner Occupied         360.00     3/22/2004
4000127034   LAS VEGAS                    89135    NV     PUD                      Owner Occupied         360.00     3/23/2004
  34106427   ANAHEIM                      92804    CA     Single Family            Owner Occupied         360.00     3/25/2004
4000126264   LYNNWOOD                     98036    WA     PUD                      Owner Occupied         360.00     3/26/2004
  34103044   SAN MIGUEL                   93451    CA     Single Family            Owner Occupied         360.00     3/23/2004
  33095530   NANTUCKET                     2554    MA     Single Family            Owner Occupied         360.00     3/31/2004
  34103093   LONG BEACH                   90807    CA     Single Family            Owner Occupied         360.00     3/24/2004
  33736349   SANTA CLARITA                91354    CA     PUD                      Owner Occupied         360.00     3/19/2004

                                                                                             PAID        ORIGINAL
               FIRST    MATURITY   REMAINING   ORIGINAL   SCHEDULED                          THRU     COMBINED LOAN       OTS
  LOANID     PAY DATE     DATE       TERM       BALANCE    BALANCE     RATE      P&I         DATE        TO VALUE     DELINQUENCY
---------------------------------------------------------------------------------------------------------------------------------
  33473323   5/1/2004   4/1/2034         358     719200      719200     5.5      3296.33   6/1/2004           80.00   0-29
  33556804   5/1/2004   4/1/2034         358     336000      336000    5.25         1470   6/1/2004           80.00   0-29
  33822990   5/1/2004   4/1/2034         358     338200      338200   6.625      1867.15   6/1/2004           95.00   0-29
  33369471   5/1/2004   4/1/2034         357     396000      396000    6.25       2062.5   7/1/2004           79.20   0-29
  33038670   5/1/2004   4/1/2034         359     568000   566451.19     6.5      3590.15   5/1/2004           80.00   0-29
  33449745   5/1/2004   4/1/2034         358     460750   460114.47   6.875      2639.71   6/1/2004           95.00   0-29
  33517145   5/1/2004   4/1/2034         358     436050      436050   6.125      2225.67   6/1/2004           95.00   0-29
  33511825   5/1/2004   4/1/2034         358     716000      716000   5.625      3356.25   6/1/2004           80.00   0-29
  33944216   5/1/2004   4/1/2034         358     525000   524999.98   6.125      2679.69   6/1/2004           87.50   0-29
  33467796   5/1/2004   4/1/2034         358     351250   351249.26     5.5       1609.9   6/1/2004           80.00   0-29
4000131248   5/1/2004   4/1/2034         357     352000      352000    4.75      1393.33   7/1/2004           80.00   0-29
  33786427   5/1/2004   4/1/2034         358     446350      446350   5.375      1999.28   6/1/2004           80.00   0-29
4000134380   5/1/2004   4/1/2034         358     472500   472499.65   5.999      2362.46   6/1/2004           90.00   0-29
  33519455   5/1/2004   4/1/2034         358     799200      799200    4.75       3163.5   6/1/2004           80.00   0-29
  33552381   5/1/2004   4/1/2034         359     417000   416999.99    6.25      2171.88   5/1/2004           88.72   0-29
  33554064   5/1/2004   4/1/2034         358     550000      550000     5.5      2520.83   6/1/2004           79.14   0-29
  33473869   5/1/2004   4/1/2034         358     440000      440000    4.75      1741.67   6/1/2004           80.00   0-29
  33944752   5/1/2004   4/1/2034         358     380000      380000     5.5      1741.67   6/1/2004           95.00   0-29
  33057993   5/1/2004   4/1/2034         358     510200      510200   5.875      2497.85   6/1/2004           80.00   0-29
  33557588   5/1/2004   4/1/2034         358     595000    593256.2   6.125      3615.29   6/1/2004           70.00   0-29
  33547928   5/1/2004   4/1/2034         357     572000      572000     5.5      2621.67   7/1/2004           80.00   0-29
  33468836   5/1/2004   4/1/2034         357     600000   598241.54   6.125      3645.67   7/1/2004           50.00   0-29
  33236001   5/1/2004   4/1/2034         358     340000      340000    5.75      1629.17   6/1/2004           80.00   0-29
  33486564   5/1/2004   4/1/2034         357     568000   566045.84    5.75       3314.7   7/1/2004           80.00   0-29
  33737206   5/1/2004   4/1/2034         358     429850      429850   5.375      1925.37   6/1/2004           80.00   0-29
  33943234   5/1/2004   4/1/2034         358     376000      376000   5.875      1840.83   6/1/2004           80.00   0-29
  33725003   5/1/2004   4/1/2034         358     740000      740000    5.25       3237.5   6/1/2004           80.00   0-29
  33492398   5/1/2004   4/1/2034         358     560000   558152.71     5.5      3179.62   6/1/2004           80.00   0-29
  33290297   5/1/2004   4/1/2034         358     546000      546000   6.125      2786.88   6/1/2004           80.00   0-29
  33734716   5/1/2004   4/1/2034         358     720000      720000    5.75         3450   6/1/2004           80.00   0-29
  33730995   5/1/2004   4/1/2034         358     520000   518582.07     6.5      3286.76   6/1/2004           80.00   0-29
  33948787   5/1/2004   4/1/2034         358     432000      432000     5.5         1980   6/1/2004           80.00   0-29
  34083188   5/1/2004   4/1/2034         358     405800   405621.75     4.5      1521.75   6/1/2004           79.99   0-29
  33117706   5/1/2004   4/1/2034         358     425500   424124.31       6      2551.09   6/1/2004           95.00   0-29
  33036153   5/1/2004   4/1/2034         358     570000   569999.99   6.625      3146.88   6/1/2004           70.46   0-29
  33828096   5/1/2004   4/1/2034         358     366500   366499.96    7.75      2366.98   6/1/2004           74.04   0-29
  33788258   5/1/2004   4/1/2034         358     340000      340000   5.875      1664.58   6/1/2004           80.00   0-29
  33687724   5/1/2004   4/1/2034         358     548000      548000   5.375      2454.58   6/1/2004           80.00   0-29
4000127034   5/1/2004   4/1/2034         358     625000      625000   5.375      2799.48   6/1/2004           73.53   0-29
  34106427   5/1/2004   4/1/2034         359     340000      340000     7.5         2125   5/1/2004           80.00   0-29
4000126264   5/1/2004   4/1/2034         358     402000    400764.4   5.875      2377.98   6/1/2004           94.59   0-29
  34103044   5/1/2004   4/1/2034         358     373150   371896.53    5.99      2234.83   6/1/2004           85.00   0-29
  33095530   5/1/2004   4/1/2034         358     569600      569600   6.125      2907.33   6/1/2004           80.00   0-29
  34103093   5/1/2004   4/1/2034         358     432000      432000    6.75         2430   6/1/2004           90.00   0-29
  33736349   5/1/2004   4/1/2034         358     569200      569200   6.375      3023.88   6/1/2004           90.00   0-29

                              INITIAL                     PREPAYMENT                                        FIRST RATE   RATE RESET
  LOANID     INDEX   MARGIN     CAP     FLOOR   CEILING      TERM           PREPAYMENT PENALTY              RESET DATE    FREQUENCY
------------------------------------------------------------------------------------------------------------------------------------
  33473323   6ML     3.875         3      5.5      11.5           24   6 mo.s interest less 20% obal           4/1/2006          6
  33556804   6ML     4.125         3     5.25     11.25           24   6 mo.s interest less 20% obal           4/1/2006          6
  33822990   6ML      5.75         3    6.625    12.625           36   6 mo.s interest less 20% obal           4/1/2007          6
  33369471   6ML     4.625         3     6.25     12.25           36   3%/2%/1%-1st yr/2nd yr/3rd yr           4/1/2009          6
  33038670   6ML     5.375         3      6.5      12.5           24   6 mo.s interest less 20% obal           4/1/2006          6
  33449745   6ML         6         3    6.875    12.875            0   None                                    4/1/2006          6
  33517145   6ML       5.5         3    6.125    12.125           24   6 mo.s interest less 20% obal           4/1/2006          6
  33511825   6ML     3.625         3    5.625    11.625           36   6 mo.s interest less 20% obal           4/1/2009          6
  33944216   6ML         5         3    6.125    12.125           24   6 mo.s interest less 20% obal           4/1/2006          6
  33467796   6ML      3.75         3      5.5      11.5           36   6 mo.s interest less 20% obal           4/1/2009          6
4000131248   6ML       3.5         3     4.75     10.75           24   6 mo.s interest less 20% obal           4/1/2009          6
  33786427   6ML      3.75         3    5.375    11.375           24   6 mo.s interest less 20% obal           4/1/2009          6
4000134380   6ML     4.875         3    5.999    11.999           12   6 mo.s interest less 20% obal           4/1/2006          6
  33519455   6ML     3.375         1     4.75     10.75           24   6 mo.s interest less 20% obal          10/1/2004          6
  33552381   6ML      5.25         3     6.25     12.25           24   6 mo.s interest less 20% obal           4/1/2006          6
  33554064   6ML     4.375         3      5.5      11.5           24   6 mo.s interest less 20% obal           4/1/2006          6
  33473869   6ML       3.5         3     4.75     10.75           24   6 mo.s interest less 20% obal           4/1/2006          6
  33944752   6ML         5         3      5.5      11.5           24   6 mo.s interest less 20% obal           4/1/2006          6
  33057993   6ML     3.875         3    5.875    11.875           12   6 mo.s interest less 20% obal           4/1/2006          6
  33557588   6ML       3.5         3    6.125    12.125           36   6 mo.s interest less 20% obal           4/1/2006          6
  33547928   6ML     4.125         3      5.5      11.5           24   6 mo.s interest less 20% obal           4/1/2006          6
  33468836   6ML     3.625         3    6.125    12.125           24   6 mo.s interest less 20% obal           4/1/2009          6
  33236001   6ML      4.75         3     5.75     11.75           36   6 mo.s interest less 20% obal           4/1/2007          6
  33486564   6ML     4.125         3     5.75     11.75           24   6 mo.s interest less 20% obal           4/1/2006          6
  33737206   6ML     3.625         3    5.375    11.375            0   None                                    4/1/2006          6
  33943234   6ML      3.75         3    5.875    11.875           24   6 mo.s interest less 20% obal           4/1/2009          6
  33725003   6ML     3.625         3     5.25     11.25           24   6 mo.s interest less 20% obal           4/1/2006          6
  33492398   6ML     4.125         3      5.5      11.5           24   6 mo.s interest less 20% obal           4/1/2006          6
  33290297   6ML     4.625         3    6.125    12.125           24   6 mo.s interest less 20% obal           4/1/2006          6
  33734716   6ML     4.125         3     5.75     11.75           24   6 mo.s interest less 20% obal           4/1/2006          6
  33730995   6ML     5.625         3      6.5      12.5           24   6 mo.s interest less 20% obal           4/1/2006          6
  33948787   6ML      3.75         3      5.5      11.5           24   6 mo.s interest less 20% obal           4/1/2009          6
  34083188   6ML       3.5         3      4.5      10.5           24   6 mo.s interest less 20% obal           4/1/2006          6
  33117706   6ML      5.75         3        6        12           36   min (2% prepaid, 60 days interest)      4/1/2007          6
  33036153   6ML     4.125         3    6.625    12.625            0   None                                    4/1/2006          6
  33828096   6ML      5.25         3     7.75     13.75           12   6 mo.s interest less 20% obal           4/1/2006          6
  33788258   6ML     4.375         3    5.875    11.875           24   6 mo.s interest less 20% obal           4/1/2006          6
  33687724   6ML     3.625         3    5.375    11.375           12   6 mo.s interest less 20% obal           4/1/2006          6
4000127034   6ML     3.625         3    5.375    11.375           24   6 mo.s interest less 20% obal           4/1/2006          6
  34106427   6ML     5.875         3      7.5      13.5           24   6 mo.s interest less 20% obal           4/1/2006          6
4000126264   6ML     5.375         3    5.875    11.875           36   6 mo.s interest less 20% obal           4/1/2006          6
  34103044   6ML       4.5         3     5.99     11.99           24   6 mo.s interest less 20% obal           4/1/2006          6
  33095530   6ML     4.625         3    6.125    12.125           24   6 mo.s interest less 20% obal           4/1/2006          6
  34103093   6ML     5.625         3     6.75     12.75           24   6 mo.s interest less 20% obal           4/1/2006          6
  33736349   6ML      5.25         3    6.375    12.375           24   6 mo.s interest less 20% obal           4/1/2006          6

                PAYMENT
                 RESET
  LOANID       FREQUENCY    PURPOSE   DIV   IO   IOTERM
--------------------------------------------------------
  33473323            6    Purchase   N     Y        60
  33556804            6    Purchase   N     Y        60
  33822990            6    R/T Refi   N     Y        60
  33369471            6    R/T Refi   N     Y        60
  33038670            6    Purchase   N     N         0
  33449745            6    R/T Refi   N     Y        60
  33517145            6    Purchase   N     Y        60
  33511825            6    Purchase   N     Y        60
  33944216            6    C/O Refi   N     Y        60
  33467796            6    Purchase   N     Y        60
4000131248            6    Purchase   N     Y        60
  33786427            6    Purchase   N     Y        60
4000134380            6    C/O Refi   N     Y        60
  33519455            6    Purchase   N     Y        60
  33552381            6    C/O Refi   N     Y        60
  33554064            6    C/O Refi   N     Y        60
  33473869            6    Purchase   N     Y        60
  33944752            6    Purchase   N     Y        60
  33057993            6    Purchase   N     Y        60
  33557588            6    C/O Refi   N     N         0
  33547928            6    Purchase   N     Y        60
  33468836            6    C/O Refi   N     N         0
  33236001            6    Purchase   N     Y        60
  33486564            6    C/O Refi   N     N         0
  33737206            6    Purchase   N     Y        60
  33943234            6    C/O Refi   N     Y        60
  33725003            6    Purchase   N     Y        60
  33492398            6    Purchase   N     N         0
  33290297            6    Purchase   N     Y        60
  33734716            6    Purchase   N     Y        60
  33730995            6    Purchase   N     N         0
  33948787            6    C/O Refi   N     Y        60
  34083188            6    Purchase   N     Y        60
  33117706            6    Purchase   N     N         0
  33036153            6    C/O Refi   N     Y        60
  33828096            6    C/O Refi   N     Y        60
  33788258            6    Purchase   N     Y        60
  33687724            6    Purchase   N     Y        60
4000127034            6    C/O Refi   N     Y        60
  34106427            6    C/O Refi   N     Y        60
4000126264            6    R/T Refi   N     N         0
  34103044            6    Purchase   N     N         0
  33095530            6    Purchase   N     Y        60
  34103093            6    C/O Refi   N     Y        60
  33736349            6    Purchase   N     Y        60

                                      D-2-9

                                                                 PROPERTY                               ORIGINAL   ORIGINATION
  LOANID                CITY               ZIP    STATE            TYPE              OCCUPANCY            TERM        DATE
------------------------------------------------------------------------------------------------------------------------------
  33942103   VISTA                        92084    CA     Single Family            Owner Occupied         360.00     3/25/2004
  33827114   CHINO HILLS                  91709    CA     PUD                      Second Home            360.00     3/24/2004
  33469727   OAK PARK AREA                91377    CA     Single Family            Owner Occupied         360.00     3/24/2004
  33556291   SAN DIEGO                    92124    CA     Single Family            Owner Occupied         360.00     3/17/2004
4000125321   MONTEREY                     93940    CA     Single Family            Non-Owner Occupied     360.00     3/24/2004
  33590324   HOUSTON                      77057    TX     PUD                      Owner Occupied         360.00      4/2/2004
  33782004   NEWARK                       94560    CA     Single Family            Owner Occupied         360.00     3/15/2004
  33061748   DUBLIN                       94568    CA     Single Family            Owner Occupied         360.00     3/23/2004
  32679292   BALLWIN                      63021    MO     Single Family            Owner Occupied         360.00     3/26/2004
  33738444   OCEANSIDE                    92056    CA     PUD                      Owner Occupied         360.00     3/18/2004
  33737651   TRABUCO CANYON               92679    CA     PUD                      Owner Occupied         360.00     3/26/2004
  33733072   NORCO                        92860    CA     Single Family            Owner Occupied         360.00     3/22/2004
  33474115   SIMI VALLEY                  93063    CA     PUD                      Owner Occupied         360.00     3/25/2004
  33685330   VACAVILLE                    95687    CA     Single Family            Owner Occupied         360.00     3/15/2004
  33735341   RANCHO SANTA MARGARITA       92688    CA     PUD                      Owner Occupied         360.00     3/19/2004
  33521063   PASADENA                     91106    CA     Single Family            Owner Occupied         360.00     3/25/2004
  33883067   ALEXANDRIA                   22314    VA     Single Family            Owner Occupied         360.00     3/30/2004
  33217076   PRORIA                       85383    AZ     PUD                      Owner Occupied         360.00     3/24/2004
  33300856   FREMONT                      94538    CA     PUD                      Owner Occupied         360.00     3/16/2004
  33827874   RANCHO CUCAMONGA             91739    CA     Single Family            Owner Occupied         360.00     3/24/2004
  34102897   NORCO                        92860    CA     Single Family            Owner Occupied         360.00     3/26/2004
  33741786   LAKE FOREST                  92630    CA     Condo                    Owner Occupied         360.00     3/25/2004
  33762865   GREAT NECK                   11201    NY     Single Family            Owner Occupied         360.00     3/26/2004
4000131125   CORONA                       92879    CA     PUD                      Owner Occupied         360.00     3/26/2004
  33558842   SAN DIEGO                    92116    CA     Multi Family - 3 Units   Owner Occupied         360.00     3/23/2004
  33215328   SCOTTSDALE                   85254    AZ     Single Family            Owner Occupied         360.00     3/25/2004
  33741232   DOVE CANYON                  92679    CA     Single Family            Owner Occupied         360.00     3/24/2004
  33944562   TORRANCE                     90503    CA     Single Family            Owner Occupied         360.00     3/22/2004
  33737586   LAGUNA BEACH                 92651    CA     Multi Family - 2 Units   Owner Occupied         360.00     3/25/2004
  33783549   LIVERMORE                    94550    CA     Single Family            Owner Occupied         360.00     3/17/2004
  34084103   CORONA                       92880    CA     Single Family            Owner Occupied         360.00     3/25/2004
  33809583   BRENTWOOD                    37027    TN     PUD                      Owner Occupied         360.00     3/26/2004
  33557893   SAN FRANCISCO                94122    CA     Single Family            Owner Occupied         360.00     3/23/2004
  33094244   ANDOVER                       1810    MA     Single Family            Owner Occupied         360.00     3/26/2004
  33731654   RIVERSIDE                    92505    CA     PUD                      Owner Occupied         360.00     3/18/2004
  33292889   FELTON                       95018    CA     Single Family            Owner Occupied         360.00     3/17/2004
4000127919   EL CAJON                     92020    CA     Single Family            Owner Occupied         360.00     3/26/2004
  33413873   HEMET                        92544    CA     Single Family            Owner Occupied         360.00     3/17/2004
  33762626   EAST ROCKAWAY                11518    NY     Multi Family - 2 Units   Owner Occupied         360.00     3/23/2004
  33555913   SAN DIEGO                    92126    CA     Single Family            Owner Occupied         360.00     3/25/2004
  33943770   TEMECULA                     92592    CA     PUD                      Owner Occupied         360.00     3/25/2004
  33729146   IRVINE                       92614    CA     PUD                      Owner Occupied         360.00     3/22/2004
  33470626   SACRAMENTO                   95835    CA     PUD                      Owner Occupied         360.00     3/25/2004
  33215922   PEORIA                       85383    AZ     PUD                      Owner Occupied         360.00     3/26/2004
  33823485   YORBA LINDA                  92886    CA     PUD                      Owner Occupied         360.00     3/24/2004

                                                                                             PAID        ORIGINAL
               FIRST    MATURITY   REMAINING   ORIGINAL   SCHEDULED                          THRU     COMBINED LOAN       OTS
  LOANID     PAY DATE     DATE       TERM       BALANCE    BALANCE     RATE      P&I         DATE        TO VALUE     DELINQUENCY
---------------------------------------------------------------------------------------------------------------------------------
  33942103   5/1/2004   4/1/2034         358     400000    398797.1    5.99      2395.64   6/1/2004           50.63   0-29
  33827114   5/1/2004   4/1/2034         357     392000      391999   5.375      1755.83   7/1/2004           80.00   0-29
  33469727   5/1/2004   4/1/2034         358     523200      523200   5.875       2561.5   6/1/2004           80.00   0-29
  33556291   5/1/2004   4/1/2034         357     524000      524000       6         2620   7/1/2004           80.00   0-29
4000125321   5/1/2004   4/1/2034         358     490000   489442.27   6.125      2501.04   6/1/2004           67.59   0-29
  33590324   6/1/2004   5/1/2034         359     570000   569062.81       7      3792.23   6/1/2004           75.00   0-29
  33782004   5/1/2004   4/1/2034         358     376000      376000   5.625       1762.5   6/1/2004           79.16   0-29
  33061748   5/1/2004   4/1/2034         358     617400      617400   4.875      2508.19   6/1/2004           80.00   0-29
  32679292   5/1/2004   4/1/2034         358     342000   340704.02    4.75      1784.04   6/1/2004           95.00   0-29
  33738444   5/1/2004   4/1/2034         358     358400   358388.95    5.99      1789.01   6/1/2004           80.00   0-29
  33737651   5/1/2004   4/1/2034         357     671200      671200   6.375      3565.75   7/1/2004           80.00   0-29
  33733072   5/1/2004   4/1/2034         358     559200   558625.34    4.99      2325.34   6/1/2004           80.00   0-29
  33474115   5/1/2004   4/1/2034         357     410000   409034.65    7.25      2796.93   7/1/2004          100.00   0-29
  33685330   5/1/2004   4/1/2034         359     568000      568000   6.375       3017.5   5/1/2004           80.00   0-29
  33735341   5/1/2004   4/1/2034         358     408000   407999.87   5.125       1742.5   6/1/2004           80.00   0-29
  33521063   5/1/2004   4/1/2034         358     708000      708000     5.5         3245   6/1/2004           80.00   0-29
  33883067   5/1/2004   4/1/2034         358     680000      680000   5.625       3187.5   6/1/2004           80.00   0-29
  33217076   5/1/2004   4/1/2034         358     459900      459900    7.25      2778.56   6/1/2004           89.99   0-29
  33300856   5/1/2004   4/1/2034         358     408000      408000     5.5         1870   6/1/2004           80.00   0-29
  33827874   5/1/2004   4/1/2034         357     450000      450000   6.875      2578.13   7/1/2004           91.84   0-29
  34102897   5/1/2004   4/1/2034         358     494400      494400   5.625       2317.5   6/1/2004           80.00   0-29
  33741786   5/1/2004   4/1/2034         358     368000      368000     5.5      1686.67   6/1/2004           80.00   0-29
  33762865   5/1/2004   4/1/2034         357     528000   526065.66    4.99       2831.2   7/1/2004           65.59   0-29
4000131125   5/1/2004   4/1/2034         359     410000   408730.33   5.875       2425.3   5/1/2004           93.18   0-29
  33558842   5/1/2004   4/1/2034         358     552000      552000    5.25         2415   6/1/2004           80.00   0-29
  33215328   5/1/2004   4/1/2034         358     378000   377950.82       7         2205   6/1/2004           90.00   0-29
  33741232   5/1/2004   4/1/2034         358     775200      775200     5.5         3553   6/1/2004           80.00   0-29
  33944562   5/1/2004   4/1/2034         358     512000      512000    5.99      2555.73   6/1/2004           80.00   0-29
  33737586   5/1/2004   4/1/2034         358     749600      749600     5.5      3435.67   6/1/2004           80.00   0-29
  33783549   5/1/2004   4/1/2034         358     372550      372550   5.625      1746.33   6/1/2004           80.00   0-29
  34084103   5/1/2004   4/1/2034         358     337500   335512.87   6.625      2161.05   6/1/2004           75.00   0-29
  33809583   5/1/2004   4/1/2034         359     444000      444000     6.5         2405   5/1/2004           80.00   0-29
  33557893   5/1/2004   4/1/2034         357     580000      580000    4.99      2411.83   7/1/2004           80.00   0-29
  33094244   5/1/2004   4/1/2034         358     400000   398986.48    7.25      2728.71   6/1/2004           76.19   0-29
  33731654   5/1/2004   4/1/2034         358     336000      336000   6.125         1715   6/1/2004           80.00   0-29
  33292889   5/1/2004   4/1/2034         358     399200      399200   5.375      1788.08   6/1/2004           80.00   0-29
4000127919   5/1/2004   4/1/2034         358     405000      403664     5.5      2299.55   6/1/2004           67.50   0-29
  33413873   5/1/2004   4/1/2034         358     343800      343800   6.125      1754.81   6/1/2004           90.00   0-29
  33762626   5/1/2004   4/1/2034         358     472500    471387.5    7.25      3223.29   6/1/2004           90.00   0-29
  33555913   5/1/2004   4/1/2034         357     480000      480000    4.75         1900   7/1/2004           80.00   0-29
  33943770   5/1/2004   4/1/2034         358     414400      414400    5.99      2068.55   6/1/2004           80.00   0-29
  33729146   5/1/2004   4/1/2034         358     456000      456000    6.25         2375   6/1/2004           80.00   0-29
  33470626   5/1/2004   4/1/2034         358     364000      364000   6.875      2085.42   6/1/2004           74.74   0-29
  33215922   5/1/2004   4/1/2034         357     475250      475250   4.875       1930.7   7/1/2004           79.67   0-29
  33823485   5/1/2004   4/1/2034         358     400000      400000   5.875      1958.33   6/1/2004           80.00   0-29

                              INITIAL                     PREPAYMENT                                        FIRST RATE   RATE RESET
  LOANID     INDEX   MARGIN     CAP     FLOOR   CEILING      TERM           PREPAYMENT PENALTY              RESET DATE    FREQUENCY
------------------------------------------------------------------------------------------------------------------------------------
  33942103   6ML      4.75         3     5.99     11.99           24   6 mo.s interest less 20% obal          4/1/2006           6
  33827114   6ML         4         3    5.375    11.375           24   6 mo.s interest less 20% obal          4/1/2006           6
  33469727   6ML     3.875         3    5.875    11.875           36   6 mo.s interest less 20% obal          4/1/2009           6
  33556291   6ML     4.375         3        6        12           24   6 mo.s interest less 20% obal          4/1/2006           6
4000125321   6ML     3.375         3    6.125    12.125           24   6 mo.s interest less 20% obal          4/1/2009           6
  33590324   6ML      5.25         3        7        13           24   6 mo.s interest less 20% obal          5/1/2006           6
  33782004   6ML         4         3    5.625    11.625           24   6 mo.s interest less 20% obal          4/1/2006           6
  33061748   6ML     3.375         3    4.875    10.875           24   6 mo.s interest less 20% obal          4/1/2006           6
  32679292   6ML      4.75         3     4.75     10.75           36   2% prepaid                             4/1/2007           6
  33738444   6ML       4.5         3     5.99     11.99           24   6 mo.s interest less 20% obal          4/1/2006           6
  33737651   6ML      4.75         3    6.375    12.375           24   6 mo.s interest less 20% obal          4/1/2006           6
  33733072   6ML       3.5         3     4.99     10.99           24   6 mo.s interest less 20% obal          4/1/2006           6
  33474115   6ML         5         3     7.25     13.25           24   6 mo.s interest less 20% obal          4/1/2006           6
  33685330   6ML       4.5         3    6.375    12.375           24   6 mo.s interest less 20% obal          4/1/2006           6
  33735341   6ML       3.5         3    5.125    11.125           36   6 mo.s interest less 20% obal          4/1/2009           6
  33521063   6ML     3.375         3      5.5      11.5            0   None                                   4/1/2006           6
  33883067   6ML       3.5         3    5.625    11.625           12   6 mo.s interest less 20% obal          4/1/2006           6
  33217076   6ML     6.125         3     7.25     13.25           12   6 mo.s interest less 20% obal          4/1/2006           6
  33300856   6ML     4.125         3      5.5      11.5           24   6 mo.s interest less 20% obal          4/1/2006           6
  33827874   6ML      5.25         3    6.875    12.875            0   None                                   4/1/2006           6
  34102897   6ML       4.5         3    5.625    11.625           24   6 mo.s interest less 20% obal          4/1/2006           6
  33741786   6ML      4.25         3      5.5      11.5           24   6 mo.s interest less 20% obal          4/1/2006           6
  33762865   6ML     3.875         3     4.99     10.99            0   None                                   4/1/2006           6
4000131125   6ML       5.5         3    5.875    11.875           36   6 mo.s interest less 20% obal          4/1/2006           6
  33558842   6ML       3.5         3     5.25     11.25           24   6 mo.s interest less 20% obal          4/1/2006           6
  33215328   6ML         6         3        7        13           24   6 mo.s interest less 20% obal          4/1/2006           6
  33741232   6ML      3.75         3      5.5      11.5           24   6 mo.s interest less 20% obal          4/1/2006           6
  33944562   6ML       4.5         3     5.99     11.99           24   6 mo.s interest less 20% obal          4/1/2006           6
  33737586   6ML     3.875         3      5.5      11.5           24   6 mo.s interest less 20% obal          4/1/2006           6
  33783549   6ML      4.25         3    5.625    11.625           24   6 mo.s interest less 20% obal          4/1/2006           6
  34084103   6ML     5.625         3    6.625    12.625           24   6 mo.s interest less 20% obal          4/1/2006           6
  33809583   6ML     4.375         3      6.5      12.5           24   6 mo.s interest less 20% obal          4/1/2009           6
  33557893   6ML       3.5         3     4.99     10.99           24   6 mo.s interest less 20% obal          4/1/2006           6
  33094244   6ML     6.125         3     7.25     13.25           24   6 mo.s interest less 20% obal          4/1/2006           6
  33731654   6ML     4.125         3    6.125    12.125           12   6 mo.s interest less 20% obal          4/1/2006           6
  33292889   6ML         4         3    5.375    11.375           24   6 mo.s interest less 20% obal          4/1/2006           6
4000127919   6ML     4.375         3      5.5      11.5           36   6 mo.s interest less 20% obal          4/1/2006           6
  33413873   6ML       5.5         3    6.125    12.125           24   6 mo.s interest less 20% obal          4/1/2006           6
  33762626   6ML     5.625         3     7.25     13.25            0   None                                   4/1/2006           6
  33555913   6ML       3.5         3     4.75     10.75           24   6 mo.s interest less 20% obal          4/1/2006           6
  33943770   6ML     4.375         3     5.99     11.99           24   6 mo.s interest less 20% obal          4/1/2009           6
  33729146   6ML       4.5         3     6.25     12.25           12   6 mo.s interest less 20% obal          4/1/2006           6
  33470626   6ML     5.125         3    6.875    12.875           24   6 mo.s interest less 20% obal          4/1/2006           6
  33215922   6ML      3.75         3    4.875    10.875           24   6 mo.s interest less 20% obal          4/1/2006           6
  33823485   6ML     3.875         3    5.875    11.875           12   6 mo.s interest less 20% obal          4/1/2006           6

                PAYMENT
                 RESET
  LOANID       FREQUENCY    PURPOSE   DIV   IO   IOTERM
--------------------------------------------------------
  33942103            6    C/O Refi   N     N         0
  33827114            6    Purchase   N     Y        60
  33469727            6    Purchase   N     Y        60
  33556291            6    Purchase   N     Y        60
4000125321            6    C/O Refi   N     Y        60
  33590324            6    R/T Refi   N     N         0
  33782004            6    C/O Refi   N     Y        60
  33061748            6    Purchase   N     Y        60
  32679292            6    C/O Refi   N     N         0
  33738444            6    C/O Refi   N     Y        60
  33737651            6    Purchase   N     Y        60
  33733072            6    Purchase   N     Y        60
  33474115            6    Purchase   N     N         0
  33685330            6    C/O Refi   N     Y        60
  33735341            6    Purchase   N     Y        60
  33521063            6    Purchase   N     Y        60
  33883067            6    Purchase   N     Y        60
  33217076            6    Purchase   N     Y        60
  33300856            6    Purchase   N     Y        60
  33827874            6    C/O Refi   N     Y        60
  34102897            6    Purchase   N     Y        60
  33741786            6    Purchase   N     Y        60
  33762865            6    C/O Refi   N     N         0
4000131125            6    C/O Refi   N     N         0
  33558842            6    Purchase   N     Y        60
  33215328            6    C/O Refi   N     Y        60
  33741232            6    Purchase   N     Y        60
  33944562            6    Purchase   N     Y        60
  33737586            6    Purchase   N     Y        60
  33783549            6    Purchase   N     Y        60
  34084103            6    C/O Refi   N     N         0
  33809583            6    C/O Refi   N     Y        60
  33557893            6    Purchase   N     Y        60
  33094244            6    C/O Refi   N     N         0
  33731654            6    C/O Refi   N     Y        60
  33292889            6    Purchase   N     Y        60
4000127919            6    C/O Refi   N     N         0
  33413873            6    Purchase   N     Y        60
  33762626            6    C/O Refi   N     N         0
  33555913            6    Purchase   N     Y        60
  33943770            6    Purchase   N     Y        60
  33729146            6    Purchase   N     Y        60
  33470626            6    C/O Refi   N     Y        60
  33215922            6    Purchase   N     Y        60
  33823485            6    C/O Refi   N     Y        60

                                     D-2-10

                                                                 PROPERTY                               ORIGINAL   ORIGINATION
  LOANID                CITY               ZIP    STATE            TYPE              OCCUPANCY            TERM        DATE
------------------------------------------------------------------------------------------------------------------------------
  33734583   SAN CLEMENTE                 92672    CA     Condo                    Owner Occupied         360.00     3/25/2004
  33469545   SANTA BARBARA                93111    CA     Single Family            Owner Occupied         360.00     3/19/2004
  33713421   CHICAGO                      60612    IL     Single Family            Owner Occupied         360.00     3/31/2004
  33470287   FREMONT                      94536    CA     Single Family            Owner Occupied         360.00     3/11/2004
  33327644   VALLEJO                      94590    CA     Single Family            Owner Occupied         360.00     3/22/2004
  33560152   POWAY                        92064    CA     Single Family            Owner Occupied         360.00     3/18/2004
  32780835   SCARSDALE                    10583    NY     Single Family            Owner Occupied         360.00     3/25/2004
  33038621   CLARKSVILLE                  21029    MD     PUD                      Owner Occupied         360.00     3/26/2004
  34042754   DALLAS                       75219    TX     Single Family            Owner Occupied         360.00     3/31/2004
  34105130   VISTA AREA                   92084    CA     Single Family            Owner Occupied         360.00     3/25/2004
4000128546   ANTIOCH                      94531    CA     Single Family            Owner Occupied         360.00     3/26/2004
  33514498   LOS ANGELES                  90026    CA     Single Family            Owner Occupied         360.00     3/12/2004
  33547282   DIAMOND BAR                  91765    CA     Single Family            Owner Occupied         360.00     3/25/2004
  33823196   RIVERSIDE                    92508    CA     Single Family            Owner Occupied         360.00     3/25/2004
  33561796   CARLSBAD                     92009    CA     PUD                      Owner Occupied         360.00     3/19/2004
  33260126   RAMORD KEY                   33042    FL     Single Family            Second Home            360.00     3/30/2004
  33739038   CORONA                       92882    CA     PUD                      Owner Occupied         360.00     3/26/2004
  34084194   REDONDO BEACH                90278    CA     Condo                    Owner Occupied         360.00     3/26/2004
  33113382   ELK RIVER                    55331    MN     Single Family            Owner Occupied         360.00     3/26/2004
  33489808   AMERICAN CANYON              94503    CA     Single Family            Owner Occupied         360.00     3/19/2004
  33259615   HOBE SOUND                   33455    FL     PUD                      Owner Occupied         360.00     3/26/2004
  33494360   DIXON                        95820    CA     Single Family            Second Home            360.00     3/25/2004
  34104968   RANCHO SANTA MARGARITA       92688    CA     Condo                    Owner Occupied         360.00     3/26/2004
  33802950   ALPHARETTA                   30004    GA     PUD                      Non-Owner Occupied     360.00     3/31/2004
  33561267   SPRING VALLEY                91977    CA     PUD                      Owner Occupied         360.00     3/25/2004
  33169384   BRUCE TWP                    48065    MI     Condo                    Owner Occupied         360.00     3/31/2004
  33471244   HUNTINGTON BEACH             92648    CA     Condo                    Owner Occupied         360.00     3/17/2004
  34105809   HUNTINGTON BEACH             92647    CA     Single Family            Owner Occupied         360.00     3/29/2004
  33734310   CORONA                       92881    CA     Single Family            Owner Occupied         360.00     3/22/2004
  33514886   LOS ANGELES                  90069    CA     Single Family            Owner Occupied         360.00     3/18/2004
  33740390   YORBA LINDA                  92886    CA     Single Family            Owner Occupied         360.00     3/18/2004
4000126466   HUNTINGTON BEACH             92649    CA     Single Family            Owner Occupied         360.00     3/22/2004
  33559899   OCEANSIDE                    92056    CA     Single Family            Owner Occupied         360.00     3/24/2004
  33944182   CHULA VISTA                  91913    CA     PUD                      Owner Occupied         360.00     3/26/2004
  33766098   BROOKLYN                     11212    NY     Multi Family - 2 Units   Owner Occupied         360.00     3/31/2004
  33370487   COMMERCE                     48390    MI     Single Family            Owner Occupied         360.00     3/26/2004
  33474313   MOORPARK                     93021    CA     PUD                      Owner Occupied         360.00     3/26/2004
  33494436   CONCORD                      94521    CA     Single Family            Owner Occupied         360.00     3/25/2004
  33116583   ELK RIVER                    55330    MN     Single Family            Owner Occupied         360.00     3/31/2004
  33983909   HOBE SOUND                   33455    FL     PUD                      Owner Occupied         360.00     3/31/2004
  33945056   BONITA                       91902    CA     Single Family            Owner Occupied         360.00     3/26/2004
  33619180   ST PETERSBURG                33701    FL     Single Family            Owner Occupied         360.00     3/26/2004
  33737768   YORBA LINDA                  92886    CA     Single Family            Owner Occupied         360.00     3/16/2004
  33370909   FARMINGTON HILLS             48334    MI     Single Family            Owner Occupied         360.00     3/26/2004
  33556614   BONITA                       91902    CA     Single Family            Owner Occupied         360.00     3/25/2004

                                                                                             PAID        ORIGINAL
               FIRST    MATURITY   REMAINING   ORIGINAL   SCHEDULED                          THRU     COMBINED LOAN       OTS
  LOANID     PAY DATE     DATE       TERM       BALANCE    BALANCE     RATE      P&I         DATE        TO VALUE     DELINQUENCY
---------------------------------------------------------------------------------------------------------------------------------
  33734583   5/1/2004   4/1/2034         358     464000   463886.42   5.875      2271.67   6/1/2004           80.00   0-29
  33469545   5/1/2004   4/1/2034         357     418000      417800   5.375      1872.29   7/1/2004           55.73   0-29
  33713421   5/1/2004   4/1/2034         358     360000   359213.34   7.625      2548.06   6/1/2004           80.00   0-29
  33470287   5/1/2004   4/1/2034         358     451200      451200   5.125         1927   6/1/2004           80.00   0-29
  33327644   5/1/2004   4/1/2034         358     365500      365500   7.125      2170.16   6/1/2004           85.00   0-29
  33560152   5/1/2004   4/1/2034         358     420000      420000    4.75       1662.5   6/1/2004           80.00   0-29
  32780835   5/1/2004   4/1/2034         358     544000   542586.95    6.75      3528.38   6/1/2004           80.00   0-29
  33038621   5/1/2004   4/1/2034         358     578900   577396.29    6.75      3754.74   6/1/2004           70.00   0-29
  34042754   5/1/2004   4/1/2034         358     604950   602690.68    5.25      3340.56   6/1/2004           80.00   0-29
  34105130   5/1/2004   4/1/2034         358     389500   388488.27    6.75      2526.29   6/1/2004           95.00   0-29
4000128546   5/1/2004   4/1/2034         358     365500      365500   5.375      1637.14   6/1/2004           85.00   0-29
  33514498   5/1/2004   4/1/2034         358     540000      540000     6.5         2925   6/1/2004           77.70   0-29
  33547282   5/1/2004   4/1/2034         358     391500      391500     7.5      2446.88   6/1/2004           90.00   0-29
  33823196   5/1/2004   4/1/2034         358     410000   409287.13    8.75      3225.48   6/1/2004          100.00   0-29
  33561796   5/1/2004   4/1/2034         358     690000   689831.08   5.875      3378.13   6/1/2004           75.00   0-29
  33260126   5/1/2004   4/1/2034         358     400000      400000    6.25      2083.33   6/1/2004           91.95   0-29
  33739038   5/1/2004   4/1/2034         357     612000      612000   5.625      2868.75   7/1/2004           90.00   0-29
  34084194   5/1/2004   4/1/2034         359     400000      400000   7.125         2375   5/1/2004           64.00   0-29
  33113382   5/1/2004   4/1/2034         358     388500   387388.34    6.25      2392.07   6/1/2004           92.50   0-29
  33489808   5/1/2004   4/1/2034         358     357600      357600    5.75       1713.5   6/1/2004           80.00   0-29
  33259615   5/1/2004   4/1/2034         358     448000      448000   5.875      2193.33   6/1/2004           80.00   0-29
  33494360   5/1/2004   4/1/2034         358     386600      386600   6.625      2134.35   6/1/2004           89.99   0-29
  34104968   5/1/2004   4/1/2034         358     360000      360000   5.875       1762.5   6/1/2004           80.00   0-29
  33802950   5/1/2004   4/1/2034         358     500000      500000   6.375      2656.25   6/1/2004           78.74   0-29
  33561267   5/1/2004   4/1/2034         358     405000      405000     6.5      2193.75   6/1/2004           90.00   0-29
  33169384   5/1/2004   4/1/2034         358     422000   420821.17   6.375      2632.74   6/1/2004          100.00   0-29
  33471244   5/1/2004   4/1/2034         357     364800   363805.26     6.5      2305.79   7/1/2004           95.00   0-29
  34105809   5/1/2004   4/1/2034         358     684300   684299.99     5.5      3136.38   6/1/2004           80.00   0-29
  33734310   5/1/2004   4/1/2034         358     400000   399998.66   5.125      1708.33   6/1/2004           80.00   0-29
  33514886   5/1/2004   4/1/2034         358     821250      821250    6.25      4277.34   6/1/2004           75.00   0-29
  33740390   5/1/2004   4/1/2034         358     566400   566267.25   5.625         2655   6/1/2004           80.00   0-29
4000126466   5/1/2004   4/1/2034         358     570000   569999.99   5.875      2790.63   6/1/2004           95.00   0-29
  33559899   5/1/2004   4/1/2034         358     508000      508000    4.99      2112.43   6/1/2004           80.00   0-29
  33944182   5/1/2004   4/1/2034         358     377958      377958    4.99      1571.68   6/1/2004           89.99   0-29
  33766098   5/1/2004   4/1/2034         359     501000      501000   5.375      2244.06   5/1/2004           79.52   0-29
  33370487   5/1/2004   4/1/2034         358     472000      471885   6.375       2507.5   6/1/2004           88.97   0-29
  33474313   5/1/2004   4/1/2034         357     552000      552000   6.125       2817.5   7/1/2004           80.00   0-29
  33494436   5/1/2004   4/1/2034         358     550000      550000   6.625      3036.46   6/1/2004           73.33   0-29
  33116583   5/1/2004   4/1/2034         358     347200      347200    6.75         1953   6/1/2004           84.99   0-29
  33983909   5/1/2004   4/1/2034         357     433500      433500   6.625      2393.28   7/1/2004           85.00   0-29
  33945056   5/1/2004   4/1/2034         358     584000      584000    5.25         2555   6/1/2004           80.00   0-29
  33619180   5/1/2004   4/1/2034         358     610000   608563.77    7.25      4161.28   6/1/2004           69.56   0-29
  33737768   6/1/2004   5/1/2034         359     460000      460000    4.99      1912.83   6/1/2004           80.00   0-29
  33370909   5/1/2004   4/1/2034         358     685000   684946.56    6.25      3567.71   6/1/2004           74.05   0-29
  33556614   5/1/2004   4/1/2034         358     562500      562500   6.125      2871.09   6/1/2004           90.00   0-29

                              INITIAL                     PREPAYMENT                                        FIRST RATE   RATE RESET
  LOANID     INDEX   MARGIN     CAP     FLOOR   CEILING      TERM           PREPAYMENT PENALTY              RESET DATE    FREQUENCY
------------------------------------------------------------------------------------------------------------------------------------
  33734583   6ML         4         3    5.875    11.875           24   6 mo.s interest less 20% obal           4/1/2009          6
  33469545   6ML       3.5         3    5.375    11.375           36   6 mo.s interest less 20% obal           4/1/2009          6
  33713421   6ML       4.5         3    7.625    13.625            0   None                                    4/1/2006          6
  33470287   6ML      3.75         3    5.125    11.125           24   6 mo.s interest less 20% obal           4/1/2006          6
  33327644   6ML      5.75         3    7.125    13.125           24   6 mo.s interest less 20% obal           4/1/2006          6
  33560152   6ML     3.625         3     4.75     10.75           24   6 mo.s interest less 20% obal           4/1/2006          6
  32780835   6ML     5.625         3     6.75     12.75            0   None                                    4/1/2006          6
  33038621   6ML     5.625         3     6.75     12.75           24   6 mo.s interest less 20% obal           4/1/2006          6
  34042754   6ML      3.75         3     5.25     11.25           36   6 mo.s interest less 20% obal           4/1/2009          6
  34105130   6ML     6.125         3     6.75     12.75           24   6 mo.s interest less 20% obal           4/1/2006          6
4000128546   6ML         4         3    5.375    11.375           24   6 mo.s interest less 20% obal           4/1/2006          6
  33514498   6ML      4.75         3      6.5      12.5           24   6 mo.s interest less 20% obal           4/1/2006          6
  33547282   6ML      6.25         3      7.5      13.5           24   6 mo.s interest less 20% obal           4/1/2006          6
  33823196   6ML       6.5         3     8.75     14.75           24   6 mo.s interest less 20% obal           4/1/2006          6
  33561796   6ML     3.875         3    5.875    11.875           24   6 mo.s interest less 20% obal           4/1/2006          6
  33260126   6ML      5.75         3     6.25     12.25           36   6 mo.s interest less 20% obal           4/1/2006          6
  33739038   6ML       4.5         3    5.625    11.625           24   6 mo.s interest less 20% obal           4/1/2006          6
  34084194   6ML         5         3    7.125    13.125           24   6 mo.s interest less 20% obal           4/1/2006          6
  33113382   6ML       5.5         3     6.25     12.25           24   min (2% prepaid, 60 days interest)      4/1/2006          6
  33489808   6ML     4.375         3     5.75     11.75           24   6 mo.s interest less 20% obal           4/1/2006          6
  33259615   6ML     4.375         3    5.875    11.875           12   6 mo.s interest less 20% obal           4/1/2006          6
  33494360   6ML     5.875         3    6.625    12.625           24   6 mo.s interest less 20% obal           4/1/2006          6
  34104968   6ML       4.5         3    5.875    11.875           24   6 mo.s interest less 20% obal           4/1/2006          6
  33802950   6ML       4.5         3    6.375    12.375            0   None                                    4/1/2006          6
  33561267   6ML     5.625         3      6.5      12.5           24   6 mo.s interest less 20% obal           4/1/2006          6
  33169384   6ML         5         3    6.375    12.375           36   3%/2%/1%-1st yr/2nd yr/3rd yr           4/1/2006          6
  33471244   6ML      4.75         3      6.5      12.5           24   6 mo.s interest less 20% obal           4/1/2006          6
  34105809   6ML     3.875         3      5.5      11.5           24   6 mo.s interest less 20% obal           4/1/2006          6
  33734310   6ML     3.625         3    5.125    11.125           36   6 mo.s interest less 20% obal           4/1/2009          6
  33514886   6ML       3.5         3     6.25     12.25            0   None                                    4/1/2006          6
  33740390   6ML         4         3    5.625    11.625           24   6 mo.s interest less 20% obal           4/1/2006          6
4000126466   6ML     5.125         3    5.875    11.875           24   6 mo.s interest less 20% obal           4/1/2006          6
  33559899   6ML       3.5         3     4.99     10.99           24   6 mo.s interest less 20% obal           4/1/2006          6
  33944182   6ML     4.125         1     4.99     10.99           36   6 mo.s interest less 20% obal          10/1/2004          6
  33766098   6ML         4         3    5.375    11.375            0   None                                    4/1/2006          6
  33370487   6ML     5.875         3    6.375    12.375           48   3%/2%/1%-1st yr/2nd yr/3rd yr           4/1/2007          6
  33474313   6ML     4.375         3    6.125    12.125           12   6 mo.s interest less 20% obal           4/1/2006          6
  33494436   6ML     4.625         3    6.625    12.625           12   6 mo.s interest less 20% obal           4/1/2006          6
  33116583   6ML         6         3     6.75     12.75           36   min (2% prepaid, 60 days interest)      4/1/2006          6
  33983909   6ML      5.75         3    6.625    12.625           24   6 mo.s interest less 20% obal           4/1/2006          6
  33945056   6ML       3.5         3     5.25     11.25           24   6 mo.s interest less 20% obal           4/1/2006          6
  33619180   6ML       5.5         3     7.25     13.25           24   6 mo.s interest less 20% obal           4/1/2006          6
  33737768   6ML      3.75         3     4.99     10.99           36   6 mo.s interest less 20% obal           5/1/2007          6
  33370909   6ML       4.5         3     6.25     12.25           24   3%/2%/1%-1st yr/2nd yr/3rd yr           4/1/2006          6
  33556614   6ML         5         3    6.125    12.125           24   6 mo.s interest less 20% obal           4/1/2006          6

                PAYMENT
                 RESET
  LOANID       FREQUENCY    PURPOSE   DIV   IO   IOTERM
--------------------------------------------------------
  33734583            6    Purchase   N     Y        60
  33469545            6    C/O Refi   N     Y        60
  33713421            6    Purchase   N     N         0
  33470287            6    Purchase   N     Y        60
  33327644            6    C/O Refi   N     Y        60
  33560152            6    Purchase   N     Y        60
  32780835            6    Purchase   N     N         0
  33038621            6    C/O Refi   N     N         0
  34042754            6    Purchase   N     N         0
  34105130            6    C/O Refi   N     N         0
4000128546            6    C/O Refi   N     Y        60
  33514498            6    C/O Refi   N     Y        60
  33547282            6    R/T Refi   N     Y        60
  33823196            6    Purchase   N     N         0
  33561796            6    Purchase   N     Y        60
  33260126            6    Purchase   N     Y        60
  33739038            6    C/O Refi   N     Y        60
  34084194            6    R/T Refi   N     Y        60
  33113382            6    C/O Refi   N     N         0
  33489808            6    Purchase   N     Y        60
  33259615            6    Purchase   N     Y        60
  33494360            6    Purchase   N     Y        60
  34104968            6    C/O Refi   N     Y        60
  33802950            6    C/O Refi   N     Y        60
  33561267            6    Purchase   N     Y        60
  33169384            6    Purchase   N     N         0
  33471244            6    Purchase   N     N         0
  34105809            6    Purchase   N     Y        60
  33734310            6    Purchase   N     Y        60
  33514886            6    Purchase   N     Y        60
  33740390            6    Purchase   N     Y        60
4000126466            6    C/O Refi   N     Y        60
  33559899            6    Purchase   N     Y        60
  33944182            6    C/O Refi   N     Y        60
  33766098            6    Purchase   N     Y        60
  33370487            6    C/O Refi   N     Y        60
  33474313            6    Purchase   N     Y        60
  33494436            6    C/O Refi   N     Y        60
  33116583            6    Purchase   N     Y        60
  33983909            6    Purchase   N     Y        60
  33945056            6    C/O Refi   N     Y        60
  33619180            6    R/T Refi   N     N         0
  33737768            6    Purchase   N     Y        60
  33370909            6    R/T Refi   N     Y        60
  33556614            6    Purchase   N     Y        60

                                     D-2-11

                                                                 PROPERTY                               ORIGINAL   ORIGINATION
  LOANID                CITY               ZIP    STATE            TYPE              OCCUPANCY            TERM        DATE
------------------------------------------------------------------------------------------------------------------------------
  33947268   MURRIETA                     92562    CA     Single Family            Owner Occupied         360.00     3/24/2004
  33435199   AUSTIN                       78735    TX     PUD                      Owner Occupied         360.00     3/26/2004
  33368275   COMMERCE TOWNSHIP            48382    MI     Single Family            Owner Occupied         360.00     3/25/2004
  33319468   WESTMINSTER                  80020    CO     PUD                      Owner Occupied         360.00     3/22/2004
  33787581   NOVATO                       94945    CA     PUD                      Owner Occupied         360.00     3/23/2004
  33687039   SAN JOSE                     95136    CA     Single Family            Owner Occupied         360.00     3/16/2004
  33066796   LOOMIS                       95650    CA     PUD                      Owner Occupied         360.00     3/16/2004
  33471335   BURBANK                      91506    CA     Single Family            Owner Occupied         360.00     3/22/2004
  33558693   RAMONA                       92065    CA     PUD                      Owner Occupied         360.00     3/10/2004
  33258567   WELLINGTON                   33414    FL     PUD                      Owner Occupied         360.00     3/29/2004
  33467879   LOS ANGELES                  91367    CA     Single Family            Owner Occupied         360.00     3/24/2004
4000127555   MURRIETA                     92562    CA     Single Family            Owner Occupied         360.00     3/26/2004
  33316183   FIRESTONE                    80504    CO     PUD                      Owner Occupied         360.00     3/25/2004
  33882069   OCEAN CITY                   21842    MD     Condo                    Second Home            360.00     3/31/2004
  33561226   SAN MARCOS                   92078    CA     Single Family            Owner Occupied         360.00     3/18/2004
  33722414   CORONA                       92879    CA     PUD                      Owner Occupied         360.00     3/19/2004
  33556358   SAN MARCOS                   92069    CA     Single Family            Owner Occupied         360.00     3/18/2004
  33059320   CHULA VISTA                  91915    CA     PUD                      Owner Occupied         360.00     3/16/2004
  34106195   REDONDO BEACH                90277    CA     Single Family            Owner Occupied         360.00     3/26/2004
  33733577   HUNTINGTON BEACH             92646    CA     Single Family            Owner Occupied         360.00     3/16/2004
  33741398   SAN JUAN CAPISTRANO          92675    CA     Single Family            Owner Occupied         360.00     3/22/2004
  33687427   SAN JOSE                     95123    CA     Single Family            Owner Occupied         360.00     3/25/2004
  33688037   SAN JOSE                     95123    CA     Single Family            Owner Occupied         360.00     3/22/2004
4000115641   ESCONDIDO                    92026    CA     Single Family            Owner Occupied         360.00     3/26/2004
  33515768   PASADENA                     91105    CA     Single Family            Owner Occupied         360.00     3/12/2004
  33337254   FAIRFIELD                    94534    CA     Single Family            Owner Occupied         360.00     3/10/2004
  33740440   CYPRESS                      90630    CA     Single Family            Owner Occupied         360.00     3/22/2004
  33292343   MORGAN HILL                  95037    CA     PUD                      Owner Occupied         360.00     3/25/2004
  33740812   ANAHEIM                      92805    CA     Single Family            Owner Occupied         360.00     3/23/2004

                                                                                             PAID        ORIGINAL
               FIRST    MATURITY   REMAINING   ORIGINAL   SCHEDULED                          THRU     COMBINED LOAN       OTS
  LOANID     PAY DATE     DATE       TERM       BALANCE    BALANCE     RATE      P&I         DATE        TO VALUE     DELINQUENCY
---------------------------------------------------------------------------------------------------------------------------------
  33947268   5/1/2004   4/1/2034         358     352800      352800    5.75       1690.5   6/1/2004           90.00   0-29
  33435199   5/1/2004   4/1/2034         358    1000000   996701.23     5.5       5677.9   6/1/2004           62.50   0-29
  33368275   5/1/2004   4/1/2034         358     444000   442758.82   6.375      2769.99   6/1/2004           80.00   0-29
  33319468   5/1/2004   4/1/2034         358     520000      520000     5.5      2383.33   6/1/2004           80.00   0-29
  33787581   5/1/2004   4/1/2034         358     620000      620000   5.375      2777.08   6/1/2004           73.37   0-29
  33687039   5/1/2004   4/1/2034         358     408000      408000   5.125       1742.5   6/1/2004           80.00   0-29
  33066796   5/1/2004   4/1/2034         358     648000      648000   5.375       2902.5   6/1/2004           80.00   0-29
  33471335   5/1/2004   4/1/2034         358     606000   604047.32   5.625      3488.48   6/1/2004           80.00   0-29
  33558693   5/1/2004   4/1/2034         358     380000      380000    5.25       1662.5   6/1/2004           80.00   0-29
  33258567   5/1/2004   4/1/2034         358     406400      406400    6.25      2116.67   6/1/2004           80.00   0-29
  33467879   5/1/2004   4/1/2034         358     693750      693750    5.99      3462.97   6/1/2004           75.00   0-29
4000127555   5/1/2004   4/1/2034         358     500000      499900    5.75      2395.83   6/1/2004           94.88   0-29
  33316183   5/1/2004   4/1/2034         358     360000      359900    5.75         1725   6/1/2004           80.00   0-29
  33882069   5/1/2004   4/1/2034         358     630650   628801.72   6.125       3831.9   6/1/2004           74.99   0-29
  33561226   5/1/2004   4/1/2034         359     383200      383200   4.875      1556.75   5/1/2004           80.00   0-29
  33722414   5/1/2004   4/1/2034         358     337500   336663.57    6.99      2243.13   6/1/2004           90.00   0-29
  33556358   5/1/2004   4/1/2034         358     436800      436800    5.25         1911   6/1/2004           80.00   0-29
  33059320   5/1/2004   4/1/2034         358     590550      590550    5.75      2829.72   6/1/2004           80.00   0-29
  34106195   5/1/2004   4/1/2034         358     543200      543200    5.25       2376.5   6/1/2004           80.00   0-29
  33733577   5/1/2004   4/1/2034         358     450000      450000    5.75      2156.25   6/1/2004           75.00   0-29
  33741398   5/1/2004   4/1/2034         358     746000      746000    6.25      3885.42   6/1/2004           74.97   0-29
  33687427   5/1/2004   4/1/2034         358     392000      392000       5      1633.33   6/1/2004           80.00   0-29
  33688037   5/1/2004   4/1/2034         358     558000      558000   6.375      2964.38   6/1/2004           90.00   0-29
4000115641   5/1/2004   4/1/2034         358     342000      342000   5.999      1709.71   6/1/2004           90.00   0-29
  33515768   5/1/2004   4/1/2034         358     520000      520000   6.375       2762.5   6/1/2004           80.00   0-29
  33337254   5/1/2004   4/1/2034         357     380000      380000    4.75      1504.17   7/1/2004           80.00   0-29
  33740440   5/1/2004   4/1/2034         357     435000   434566.41     6.5      2356.25   7/1/2004           77.33   0-29
  33292343   5/1/2004   4/1/2034         358     689600   689356.33       5      2873.33   6/1/2004           80.00   0-29
  33740812   5/1/2004   4/1/2034         358     348000   346930.35   5.875      2058.56   6/1/2004           80.00   0-29

                              INITIAL                     PREPAYMENT                                        FIRST RATE   RATE RESET
  LOANID     INDEX   MARGIN     CAP     FLOOR   CEILING      TERM           PREPAYMENT PENALTY              RESET DATE    FREQUENCY
------------------------------------------------------------------------------------------------------------------------------------
  33947268   6ML         5         1     5.75     11.75           24   6 mo.s interest less 20% obal          10/1/2004         6
  33435199   6ML     3.125         3      5.5      11.5            0   None                                    4/1/2009         6
  33368275   6ML     4.875         3    6.375    12.375           12   3%/2%/1%-1st yr/2nd yr/3rd yr           4/1/2006         6
  33319468   6ML     3.875         3      5.5      11.5           24   6 mo.s interest less 20% obal           4/1/2006         6
  33787581   6ML     3.875         3    5.375    11.375           24   6 mo.s interest less 20% obal           4/1/2006         6
  33687039   6ML     3.375         3    5.125    11.125           24   6 mo.s interest less 20% obal           4/1/2009         6
  33066796   6ML     3.375         3    5.375    11.375           24   6 mo.s interest less 20% obal           4/1/2009         6
  33471335   6ML         4         3    5.625    11.625           36   6 mo.s interest less 20% obal           4/1/2009         6
  33558693   6ML         4         3     5.25     11.25           36   6 mo.s interest less 20% obal           4/1/2007         6
  33258567   6ML     5.375         3     6.25     12.25           24   6 mo.s interest less 20% obal           4/1/2006         6
  33467879   6ML     3.625         3     5.99     11.99           24   6 mo.s interest less 20% obal           4/1/2006         6
4000127555   6ML      4.75         3     5.75     11.75           36   6 mo.s interest less 20% obal           4/1/2009         6
  33316183   6ML     4.625         3     5.75     11.75           24   6 mo.s interest less 20% obal           4/1/2006         6
  33882069   6ML       4.5         3    6.125    12.125           24   6 mo.s interest less 20% obal           4/1/2006         6
  33561226   6ML     3.625         3    4.875    10.875           24   6 mo.s interest less 20% obal           4/1/2006         6
  33722414   6ML     4.875         3     6.99     12.99           24   6 mo.s interest less 20% obal           4/1/2006         6
  33556358   6ML         4         3     5.25     11.25           24   6 mo.s interest less 20% obal           4/1/2006         6
  33059320   6ML      3.75         3     5.75     11.75           36   6 mo.s interest less 20% obal           4/1/2009         6
  34106195   6ML     3.375         3     5.25     11.25            0   None                                    4/1/2006         6
  33733577   6ML       3.5         3     5.75     11.75           36   6 mo.s interest less 20% obal           4/1/2009         6
  33741398   6ML     3.875         3     6.25     12.25           24   6 mo.s interest less 20% obal           4/1/2006         6
  33687427   6ML     3.625         3        5        11           24   6 mo.s interest less 20% obal           4/1/2006         6
  33688037   6ML         5         3    6.375    12.375           24   6 mo.s interest less 20% obal           4/1/2006         6
4000115641   6ML      4.75         3    5.999    11.999           12   6 mo.s interest less 20% obal           4/1/2006         6
  33515768   6ML     4.375         3    6.375    12.375           36   6 mo.s interest less 20% obal           4/1/2009         6
  33337254   6ML       3.5         3     4.75     10.75           24   6 mo.s interest less 20% obal           4/1/2006         6
  33740440   6ML     5.125         3      6.5      12.5           24   6 mo.s interest less 20% obal           4/1/2006         6
  33292343   6ML     3.875         1        5        11           24   6 mo.s interest less 20% obal          10/1/2004         6
  33740812   6ML     3.375         3    5.875    11.875           24   6 mo.s interest less 20% obal           4/1/2006         6

                PAYMENT
                 RESET
  LOANID       FREQUENCY    PURPOSE   DIV   IO   IOTERM
--------------------------------------------------------
  33947268            6    C/O Refi   N     Y        60
  33435199            6    C/O Refi   N     N         0
  33368275            6    C/O Refi   N     N         0
  33319468            6    C/O Refi   N     Y        60
  33787581            6    Purchase   N     Y        60
  33687039            6    Purchase   N     Y        60
  33066796            6    Purchase   N     Y        60
  33471335            6    Purchase   N     N         0
  33558693            6    Purchase   N     Y        60
  33258567            6    Purchase   N     Y        60
  33467879            6    R/T Refi   N     Y        60
4000127555            6    R/T Refi   N     Y        60
  33316183            6    R/T Refi   N     Y        60
  33882069            6    Purchase   N     N         0
  33561226            6    Purchase   N     Y        60
  33722414            6    Purchase   N     N         0
  33556358            6    Purchase   N     Y        60
  33059320            6    Purchase   N     Y        60
  34106195            6    Purchase   N     Y        60
  33733577            6    C/O Refi   N     Y        60
  33741398            6    C/O Refi   N     Y        60
  33687427            6    Purchase   N     Y        60
  33688037            6    C/O Refi   N     Y        60
4000115641            6    C/O Refi   N     Y        60
  33515768            6    Purchase   N     Y        60
  33337254            6    Purchase   N     Y        60
  33740440            6    C/O Refi   N     Y        60
  33292343            6    Purchase   N     Y        60
  33740812            6    Purchase   N     N         0

                                     D-2-12

                                    EXHIBIT E

                    FORM OF REQUEST FOR RELEASE OF DOCUMENTS

To:      JPMorgan Chase Bank
         4 New York Plaza, 6th Floor
         New York, New York  10004-2477
         Attn:  Global Debt Services - ABFC, Series 2004-FF1

         Re: Pooling and Servicing Agreement dated as of July 1, 2004 among Asset Backed Funding Corporation, as depositor, Countrywide Home Loans Servicing LP, as Servicer, and JPMorgan Chase Bank, as trustee


                  All capitalized terms used herein shall have the means ascribed to them in the Pooling and Servicing Agreement (the "Agreement") referenced above.

                  In connection with the administration of the Mortgage Loans held by you as Trustee pursuant to the Agreement, we request the release, and hereby acknowledge receipt, of the Trustee's Mortgage File for the Mortgage Loan described below, for the reason indicated.

Mortgage Loan Number:

Mortgagor Name, Address & Zip Code:

Reason for Requesting Documents (check one):

_____    1.       Mortgage Paid in Full

_____    2.       Foreclosure

_____    3.       Substitution

_____    4.       Other Liquidation (Repurchases, etc.)

_____    5.       Nonliquidation            Reason:
                                                   -----------------------------

                                            By:
                                               ---------------------------------
                                                (authorized signer)

                                            Issuer:
                                                   -----------------------------

                                            Address:
                                                    ----------------------------



                                            Date:
                                                 -------------------------------

Custodian

JPMorgan Chase Bank

         Please acknowledge the execution of the above request by your signature and date below:

-----------------------------------------            ---------------------------
             Signature                               Date

Documents returned to Custodian:

-----------------------------------------            ---------------------------
             Custodian                               Date



                                     F-1-2

                                   EXHIBIT F-1

                     FORM OF TRUSTEE'S INITIAL CERTIFICATION
                                                                __________, 20__

Asset Backed Funding Corporation
214 North Tryon Street
Charlotte, North Carolina  28255

Countrywide Home Loans Servicing LP
400 Countrywide Way, SV-A
Simi Valley, California  93065

         Re: ABFC Asset-Backed Certificates, Series 2004-FF1

Ladies and Gentlemen:

         The undersigned, as Trustee, hereby certifies that, as except as noted on the schedule of exceptions attached hereto as Schedule A, as to each Mortgage Loan listed on the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan listed on the attachment hereto) it has reviewed the Mortgage Files and has determined that (i) all documents required to be delivered to it pursuant to Section 2.01(a), (b), (c), (d) and (e) of the Pooling and Servicing Agreement, dated as of July 1, 2004, among Asset Backed Funding Corporation, as depositor, Countrywide Home Loans Servicing LP, as servicer and the undersigned, as trustee (the "Agreement") are in its possession, and if indicated as applicable in a separate writing delivered to the Trustee, that all documents delivered to it pursuant to Section 2.01(f) of the Agreement are in its possession; (ii) such documents have been reviewed by it and appear regular on their face and related to such Mortgage Loan, (iii) each Mortgage Note has been endorsed as provided in Section 2.01(a) of the Agreement and each Mortgage has been assigned in accordance with Section 2.01(c) and (d) of the Agreement and (iv) based on its examination of the documents in the Mortgage File and only as to such documents, the Mortgage Loan information attached hereto as Schedule B set forth for each Mortgage Loan on the related Mortgage Loan Schedule with respect to such Mortgage Loan accurately reflects information set forth in the related Mortgage File. The Trustee makes no representations as to (i) the validity, legality, enforceability, sufficiency, due authorization or genuineness of any of the documents contained in each Mortgage File or of any of the Mortgage Loans or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

         This Initial Certification is not divisible or negotiable.

         The Trustee will accept and act on instructions with respect to the Mortgage Loans subject hereto upon surrender of this Initial Certification at its office at 1111 Fannin Street, 12th Floor, Houston, Texas 77002, Attention:
Manager - ABFC 2004-FF1.


                                     F-1-1

         Capitalized terms used herein shall have the meaning ascribed to them in the Agreement.


                                           JPMORGAN CHASE BANK,
                                           as Trustee

                                           By:
                                                --------------------------------

                                           Name:
                                                  ------------------------------

                                           Title:
                                                   -----------------------------



                                     F-1-2

                      SCHEDULE A - TO INITIAL CERTIFICATION

                                   EXCEPTIONS


















                                     F-1-2

                      SCHEDULE B - TO INITIAL CERTIFICATION

                            MORTGAGE LOAN INFORMATION


1.  Loan Identification Number

2.  Mortgagor's Name

3.  State and Zip Code of Mortgaged Property

4.  Initial Mortgage Interest Rate

5.  Original Principal Balance

6.  Scheduled Maturity Date

7.  Initial Monthly Payment

8.  Initial Payment Date

9.  Gross Margin (for Adjustable Rate Mortgage Loans)

10. Initial Adjustment Date (for Adjustable Rate Mortgage Loans)

11. Maximum Mortgage Interest Rate (for Adjustable Rate Mortgage Loans)

12. Minimum Mortgage Interest Rate (for Adjustable Rate Mortgage Loans)

13. Periodic Interest Rate (for Adjustable Rate Mortgage Loans)

14. Prepayment Charge Term (if applicable)

15. Prepayment Charge Amount (if applicable)



                                     F-1-4

                                   EXHIBIT F-2

                      FORM OF TRUSTEE'S FINAL CERTIFICATION
                                                                   July 30, 2004

Asset Backed Funding Corporation
214 North Tryon Street, 21st Floor
Charlotte, North Carolina  28255

Countrywide Home Loans Servicing LP
400 Countrywide Way, SV-A
Simi Valley, California  93065

         Re: ABFC Asset-Backed Certificates, Series 2004-FF1

Ladies and Gentlemen:

         The undersigned, as Trustee, hereby certifies that, as except as noted on the schedule of exceptions attached hereto as Schedule A, as to each Mortgage Loan listed on the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan listed on the attachment hereto) it has reviewed the Mortgage Files and has determined that (a) all documents required to be delivered to it pursuant to Section 2.01(a), (b), (c), (d) and (e) of the Pooling and Servicing Agreement, dated as of July 1, 2004, among Asset Backed Funding Corporation, as depositor, Countrywide Home Loan Servicing LP, as servicer and the undersigned, as trustee (the "Agreement") are in its possession, and if indicated as applicable in a separate writing delivered to the Trustee, that all documents delivered to it pursuant to Section 2.01(f) of the Agreement are in its possession; (b) such documents have been reviewed by it and appear regular on their face and related to such Mortgage Loan, (c) each Mortgage Note has been endorsed as provided in Section 2.01(a) of the Agreement and each Mortgage has been assigned in accordance with Sections 2.01(c) and (d) of the Agreement and (d) based on its examination of the documents in the Mortgage File and only as to such documents, the Mortgage Loan information attached hereto as Schedule B set forth for each Mortgage Loan on the related Mortgage Loan Schedule with respect to such Mortgage Loan accurately reflects information set forth in the related Mortgage File. The Trustee makes no representations as to (x) the validity, legality, enforceability, sufficiency, due authorization or genuineness of any of the documents contained in each Mortgage File or of any of the Mortgage Loans or (y) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

         This Final Certification is not divisible or negotiable.

         The Trustee will accept and act on instructions with respect to the Mortgage Loans subject hereto upon surrender of this Final Certification at its office at 1111 Fannin Street, 12th Floor, Houston, Texas 77002, Attention:
Manager- ABFC 2004-FF1.


                                     F-2-1

         Capitalized terms used herein shall have the meaning ascribed to them in the Agreement.


                                               JPMORGAN CHASE BANK,
                                               as Trustee

                                               By:
                                                    ----------------------------

                                               Name:
                                                      --------------------------

                                               Title:
                                                       -------------------------



                                     F-2-2

                       SCHEDULE A - TO FINAL CERTIFICATION

                                   EXCEPTIONS





















                                     F-2-3

                       SCHEDULE B - TO FINAL CERTIFICATION

                            MORTGAGE LOAN INFORMATION


1.  Loan Identification Number

2.  Mortgagor's Name

3.  State and Zip Code of Mortgaged Property

4.  Initial Mortgage Interest Rate

5.  Original Principal Balance

6.  Scheduled Maturity Date

7.  Initial Monthly Payment

8.  Initial Payment Date

9.  Gross Margin (for Adjustable Rate Mortgage Loans)

10. Initial Adjustment Date (for Adjustable Rate Mortgage Loans)

11. Maximum Mortgage Interest Rate (for Adjustable Rate Mortgage Loans)

12. Minimum Mortgage Interest Rate (for Adjustable Rate Mortgage Loans)

13. Periodic Interest Rate (for Adjustable Rate Mortgage Loans)

14. Prepayment Charge Term (if applicable)

15. Prepayment Charge Amount (if applicable)




                                     F-2-4

                                   EXHIBIT F-3

                        FORM OF RECEIPT OF MORTGAGE NOTE

Asset Backed Funding Corporation
214 North Tryon Street
21st Floor
Charlotte, North Carolina  28255

     Re: ABFC Asset-Backed Certificates, Series 2004-FF1

Ladies and Gentlemen:

         Pursuant to Section 2.01 of the Pooling and Servicing Agreement, dated as of July 1, 2004, among Asset Backed Funding Corporation, as depositor, Countrywide Home Loans Servicing LP, as Servicer, and JPMorgan Chase Bank, as trustee, we hereby acknowledge the receipt of the original Mortgage Note, or, with respect to any lost Mortgage Note, an original Lost Note Affidavit, together with a copy of the related Mortgage Note (a copy of which is attached hereto as Exhibit 1) with any exceptions thereto listed on Exhibit 2.


                                            JPMORGAN CHASE BANK,
                                                as Trustee


                                            By:
                                               ---------------------------------
                                                Name:
                                                Title:





                                     F-3-1

                                    EXHIBIT G

                        MORTGAGE LOAN PURCHASE AGREEMENT

                             [On File with Trustee]

                                    EXHIBIT H

                           FORM OF LOST NOTE AFFIDAVIT

         Personally appeared before me the undersigned authority to administer oaths, ______________________ who first being duly sworn deposes and says:
Deponent is ______________________ of ______________________________, successor by merger to _________________________________________ ("Seller") and who has
personal knowledge of the facts set out in this affidavit.

         On ___________________, _________________________ did execute and deliver a promissory note in the principal amount of $__________.

         That said note has been misplaced or lost through causes unknown and is presently lost and unavailable after diligent search has been made. Seller's records show that an amount of principal and interest on said note is still presently outstanding, due, and unpaid, and Seller is still owner and holder in due course of said lost note.

         Seller executes this Affidavit for the purpose of inducing JPMorgan Chase Bank, as trustee on behalf of ABFC Asset-Backed Certificates, Series 2004-FF1, to accept the transfer of the above described loan from Seller.

         Seller agrees to indemnify and hold harmless JPMorgan Chase Bank and Asset Backed Funding Corporation for any losses incurred by such parties resulting from the above described promissory note has been lost or misplaced.



                                           By:________________________________
                                           ___________________________________



STATE OF          )
                  )   SS:
COUNTY OF         )


         On this ____ day of _______ 20__, before me, a Notary Public, in and for said County and State, appeared ________________________, who acknowledged the extension of the foregoing and who, having been duly sworn, states that any representations therein contained are true.

         Witness my hand and Notarial Seal this ____ day of _______ 20__.
_______________________________
_______________________________

My commission expires__________.

                                    EXHIBIT I

                          FORM OF ERISA REPRESENTATION

JPMorgan Chase Bank
4 New York Plaza, 6th Floor
New York, New York  10004-2477
Attn:  Global Debt Services - ABFC, Series 2004-FF1

Asset Backed Funding Corporation
214 North Tryon Street
21st Floor
Charlotte, North Carolina  28255

    Re: ABFC Asset-Backed Certificates, Series 2004-FF1

Ladies and Gentlemen:

         1. [The undersigned is the ______________________ of ________________
(the "Transferee") a [corporation duly organized] and existing under the laws of __________, on behalf of which he makes this affidavit.] [The undersigned,
___________________, is the transferee (the "Transferee").]

         2. The Transferee hereby acknowledges that under the terms of the Pooling and Servicing Agreement (the "Agreement") dated as of July 1, 2004, among Asset Backed Funding Corporation, as depositor (the "Depositor"), Countrywide Home Loans Servicing LP as Servicer, and JPMorgan Chase Bank, as trustee (the "Trustee"), no transfer of the ERISA-Restricted Certificates shall be permitted to be made to any person unless the Depositor and the Certificate Registrar (as defined in the Agreement) have received a certificate from such transferee in the form hereof.

         3. The Transferee either (x) (i) is not an employee benefit plan subject to Section 406 or Section 407 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") or any materially similar provisions of applicable federal, state or local law ("Similar Law"), the Trustee of any such plan or a person acting on behalf of any such plan nor a person using the assets of any such plan or (ii) (except in the case of the Class R, Class CE and Class P Certificates) is an insurance company which is purchasing such Certificates with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60") and that the purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60 or (y) (except in the case of the Class R Certificate) shall deliver to the Certificate Registrar and the Depositor an opinion of counsel (a "Benefit Plan Opinion") satisfactory to the Certificate Registrar, and upon which the Certificate Registrar and the Depositor shall be entitled to rely, to the effect that the purchase or holding of such Certificate by the Transferee will not constitute or result in a non-exempt prohibited transaction within the meaning of ERISA or Section 4975 of the Code (or similar provisions of Similar Law) and will not subject the Trustee or the Depositor to any obligation in addition to those undertaken by such entities in the Pooling and Servicing Agreement, which opinion of counsel shall not be an expense of the Trustee or the Depositor.

         Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement.

         IN WITNESS WHEREOF, the Transferee has executed this certificate.



                                                 -------------------------------
                                                [Transferee]


                                               By:
                                                  ------------------------------
                                                  Name:
                                                  Title:

                                    EXHIBIT J

                    FORM OF INVESTMENT LETTER [NON-RULE 144A]

                                                                          [DATE]

Asset Backed Funding Corporation
214 North Tryon Street
21st Floor
Charlotte, North Carolina  28255

JPMorgan Chase Bank
4 New York Plaza, 6th Floor
New York, New York  10004-2477
Attn:  Global Debt Services - ABFC, Series 2004-FF1

Ladies and Gentlemen:

         In connection with our acquisition of the ABFC Asset-Backed Certificates, Series 2004-FF1 (the "Certificates"), we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we are an "accredited investor," as defined in Regulation D under the Act, and have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates, (c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) we are acquiring the Certificates for investment for our own account and not with a view to any distribution of such Certificates (but without prejudice to our right at all times to sell or otherwise dispose of the Certificates in accordance with clause (g) below), (e) we agree that the Certificates must be held indefinitely by us and we acknowledge that we are able to bear the economic risk of investment in the Certificates, (f) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, or taken any other action which would result in a violation of Section 5 of the Act, (g) we will not sell, transfer or otherwise dispose of any Certificates unless (1) such sale, transfer or other disposition is made pursuant to an effective registration statement under the Act or is exempt from such registration requirements, and if requested, we will at our expense provide an opinion of counsel satisfactory to the addressees of this Certificate that such sale, transfer or other disposition may be made pursuant to an exemption from the Act, (2) the purchaser or transferee of such Certificate has executed and delivered to you a certificate to substantially the same effect as this certificate, and (3) the purchaser or transferee has otherwise complied with any conditions for transfer set forth in the Pooling and Servicing Agreement and (h) we acknowledge that the Certificates will bear a legend setting forth the applicable restrictions on transfer.

                                                Very truly yours,


                                                [NAME OF TRANSFEREE]


                                                By:
                                                   -----------------------------
                                                    Authorized Officer

                       FORM OF RULE 144A INVESTMENT LETTER
                                     [DATE]


Asset Backed Funding Corporation
214 North Tryon Street
21st Floor
Charlotte, North Carolina  28255

JPMorgan Chase Bank
4 New York Plaza, 6th Floor
New York, New York  10004-2477
Attn:  Global Debt Services - ABFC, Series 2004-FF1

    Re: ABFC Asset-Backed Certificates, Series 2004-FF1

Ladies and Gentlemen:

         In connection with our acquisition of the ABFC Asset-Backed Certificates, Series 2004-FF1 (the "Certificates"), we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (c) we have not, nor has anyone acting on our behalf offered, transferred, pledged, sold or otherwise disposed of the Certificates, any interest in the Certificates or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Certificates, any interest in the Certificates or any other similar security from, or otherwise approached or negotiated with respect to the Certificates, any interest in the Certificates or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Certificates under the Securities Act or that would render the disposition of the Certificates a violation of Section 5 of the Securities Act or require registration pursuant thereto, nor will act, nor has authorized or will authorize any person to act, in such manner with respect to the Certificates, (d) we are a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act and have completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. We are aware that the sale to us is being made in reliance on Rule 144A. We are acquiring the Certificates for our own account or for resale pursuant to Rule 144A and further, understand that such Certificates may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, and who executes a certification in the form of this letter and a certification in the form of either Annex 1 or Annex 2 attached hereto, or (ii) pursuant to another exemption from registration under the Securities Act.

                                          Very truly yours,


                                          [NAME OF TRANSFEREE]


                                          By:
                                             -----------------------------------
                                              Authorized Officer

                              ANNEX 1 TO EXHIBIT J

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

          [For Transferees Other Than Registered Investment Companies]

         The undersigned (the "Buyer") hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

         i. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

         ii. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $ 1 in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A and (ii) the Buyer satisfies the criteria in the category marked below.

         ___ Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended.

         ___ Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and
         (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

         ___ Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

         ___ Broker-dealer. The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

_______________
      (1)
         Buyer must own and/or invest on a discretionary basis at least $__________ in securities unless Buyer is a dealer, and, in that case, Buyer must own and/or invest on a discretionary basis at least $__________ in securities.

         ___ Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, territory or the District of Columbia.

         ___ State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

         ___ ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

         ___ Investment Advisor. The Buyer is an investment advisor registered under the Investment Advisors Act of 1940.

         ___ Small Business Investment Company. Buyer is a small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

         ___ Business Development Company. Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940.

         iii. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iv) bank deposit notes and certificates of deposit,
(v) loan participations, (vi) repurchase agreements, (vii) securities owned but subject to a repurchase agreement and (viii) currency, interest rate and commodity swaps.

         iv. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph, except (i) where the Buyer reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

         v. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

         vi. Until the date of purchase of the Rule 144A Securities, the Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of the Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Buyer is a bank or savings and loan is provided above, the Buyer agrees that it will furnish to such parties updated annual financial statements promptly after they become available.



                                              ----------------------------------
                                              Print Name of Buyer


                                             By:
                                                --------------------------------
                                                 Name:
                                                 Title:


                                             Date:
                                                  ------------------------------

                              ANNEX 2 TO EXHIBIT J

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

           [For Transferees That are Registered Investment Companies]

         The undersigned (the "Buyer") hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

         1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

         2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, as amended and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used, except (i) where the Buyer or the Buyer's Family of Investment Companies reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market.

         ___ The Buyer owned $ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

         ___ The Buyer is part of a Family of Investment Companies which owned in the aggregate $ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

         3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

         4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iii) bank deposit notes and certificates of deposit,
(iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

         5. The Buyer is familiar with Rule 144A and understands that the parties listed in the Rule 144A Transferee Certificate to which this certification relates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

         6. Until the date of purchase of the Certificates, the undersigned will notify the parties listed in the Rule 144A Transferee Certificate to which this certification relates of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of the Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.



                                          --------------------------------------
                                          Print Name of Buyer or Adviser


                                          By:
                                             -----------------------------------
                                              Name:
                                              Title:


                                          IF AN ADVISER:



                                          --------------------------------------
                                          Print Name of Buyer


                                          Date:
                                               ---------------------------------

                                    EXHIBIT K

                 FORM OF CLASS R CERTIFICATE TRANSFER AFFIDAVIT

                 ABFC ASSET-BACKED CERTIFICATES, SERIES 2004-FF1



STATE OF         )
                 ) ss.:
COUNTY OF        )


         The undersigned, being first duly sworn, deposes and says as follows:

         1. The undersigned is [an officer of] , the proposed Transferee of an Ownership Interest in the Class R Certificates (the "Certificate") issued pursuant to the Pooling and Servicing Agreement, (the "Agreement"), relating to the above-referenced Certificates, among Asset Backed Funding Corporation, as depositor, Countrywide Home Loans Servicing LP, as Servicer, and JPMorgan Chase Bank, as trustee (the "Trustee"). Capitalized terms used, but not defined herein shall have the meanings ascribed to such terms in the Agreement. The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee.

         2. The Transferee is, as of the date hereof, and will be, as of the date of the Transfer, a Permitted Transferee. The Transferee is acquiring its Ownership Interest in the Certificates either (i) for its own account or (ii) as nominee, trustee or agent for another Person and has attached hereto an affidavit from such Person in substantially the same form as this affidavit. The Transferee has no knowledge that any such affidavit is false.

         3. The Transferee has been advised of, and understands that (i) a tax will be imposed on Transfers of the Certificate to Persons that are a Disqualified Organization; (ii) such tax will be imposed on the transferor, or, if such Transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is a Disqualified Organization, on the agent; and
(iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person an affidavit that such subsequent Transferee is not a Disqualified Organization and, at the time of Transfer, such Person does not have actual knowledge that the affidavit is false.

         4. The Transferee has been advised of, and understands that a tax will be imposed on a "pass-through entity" holding the Certificate if at any time during the taxable year of the pass-through entity a Person that is a Disqualified Organization is the record holder of an interest in such entity. The Transferee understands that such tax will not be imposed for any period with respect to which the record holder furnishes to the pass-through entity an affidavit that such record holder is not a Disqualified Organization and the pass-through entity does not have actual knowledge that such affidavit is false. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass-through entities as a nominee for another Person.)

         5. The Transferee has reviewed the provisions of Section 5.02(d) of the Agreement and understands the legal consequences of the acquisition of an Ownership Interest in the Certificate including, without limitation, the restrictions on subsequent Transfers and the provisions regarding voiding the Transfer and mandatory sales. The Transferee expressly agrees to be bound by and to abide by the provisions of Section 5.02(d) of the Agreement and the restrictions noted on the face of the Certificate. The Transferee understands and agrees that any breach of any of the representations included herein shall render the Transfer to the Transferee contemplated hereby null and void.

         6. The Transferee agrees to require a Transfer Affidavit from any Person to whom the Transferee attempts to Transfer its Ownership Interest in the Certificate, and in connection with any Transfer by a Person for whom the Transferee is acting as nominee, trustee or agent, and the Transferee will not Transfer its Ownership Interest or cause any Ownership Interest to be Transferred to any Person that the Transferee knows is not a Permitted Transferee. In connection with any such Transfer by the Transferee, the Transferee agrees to deliver to the Trustee a certificate substantially in the form set forth in this Exhibit L to the Agreement (a "Transferor Certificate") to the effect that such Transferee has no actual knowledge that the Person to which the Transfer is to be made is not a Permitted Transferee.

         7. The Transferee does not have the intention to impede the assessment or collection of any tax legally required to be paid with respect to the Certificate.

         8. The taxpayer identification number of the Transferee's nominee is .

         9. The Transferee is a U.S. Person as defined in Code Section 7701(a)(30).

         10. The Transferee is aware that the Certificate may be a "noneconomic residual interest" within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

         11. The Transferee has filed all required federal and state income tax returns and has paid all federal and state income tax due and intends to file and pay all such returns and taxes in the future.

         12. The Transferee historically has paid its debts as they come due and fully intends to be financially able to pay its debts, including any and all tax liabilities, as they become due.

         13. The Transferee understands that, as the holder of an Ownership Interest in a Certificate, it may incur tax liabilities in excess of any cash flows generated by such Ownership Interest and intends to pay all taxes associated with holding such Ownership Interest as such taxes become due.

         14. That the Transferee will not cause income from the Class R Certificate to be attributable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of the Transferee or any other person.

         15. That, if the Transferee is purchasing the Class R Certificate in a transfer intended to meet the safe harbor provisions of Treasury Regulations Sections 1.860E-1(c), the Transferee has executed and attached Attachment A hereto.

         16. The Transferee is not an employee benefit plan that is subject to ERISA or a plan that is subject to Section 4975 of the Code or a plan or arrangement subject to any materially similar provisions of applicable federal, state or local law, nor are we acting on behalf of such a plan.

         IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its duly authorized officer, duly attested, this day of , 20 .


                                            [NAME OF TRANSFEREE]


                                            By:
                                               ---------------------------------
                                                Name:
                                                Title:

[Corporate Seal]

ATTEST:



[Assistant] Secretary


         Personally appeared before me the above-named , known or proved to me to be the same person who executed the foregoing instrument and to be the of the Transferee, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

         Subscribed and sworn before me this ______ day of _____, 20__.




                                               ---------------------------------
                                               NOTARY PUBLIC



                                               My Commission expires the____ day
                                               of __________ , 20____.

                                  ATTACHMENT A

                                       to

                   AFFIDAVIT PURSUANT TO SECTION 860E(e)(4) OF
                  THE INTERNAL REVENUE CODE OF 1986, AS AMENDED

Check the appropriate box:

| | The consideration paid to the Transferee to acquire the Class R Certificate equals or exceeds the excess of (a) the present value of the anticipated tax liabilities over (b) the present value of the anticipated savings associated with holding such Certificate, in each case calculated in accordance with U.S. Treasury Regulations Sections 1.860E-1(c)(7) and (8), computing present values using a discount rate equal to the short-term Federal rate prescribed by Section 1274(d) of the Code and the compounding period used by the Transferee.

         OR

| |   The transfer of the Class R Certificate complies with U.S. Treasury
Regulations Sections 1.860E-1(c)(5) and (6) and, accordingly:


                  (i) the Transferee is an "eligible corporation," as defined in U.S. Treasury Regulations Section 1.860E-1(c)(6)(i), as to which income from Class R Certificate will only be taxed in the United States;

                  (ii) at the time of the transfer, and at the close of the Transferee's two fiscal years preceding the year of the transfer, the Transferee had gross assets for financial reporting purposes (excluding any obligation of a person related to the Transferee within the meaning of U.S. Treasury Regulations Section 1.860E-1(c)(6)(ii)) in excess of $100 million and net assets in excess of $10 million;

                  (iii) the Transferee will transfer the Class R Certificate only to another "eligible corporation," as defined in U.S. Treasury Regulations Section 1.860E-1(c)(6)(i), in a transaction that satisfies the requirements of Sections 1.860E-1(c)(4)(i), (ii) and (iii) and
         Section 1.860E-1(c)(5) of the U.S. Treasury Regulations;

                  (iv) the Transferee has determined the consideration paid to it to acquire the Class R Certificate based on reasonable market assumptions (including, but not limited to, borrowing and investment rates, prepayment and loss assumptions, expense and reinvestment assumptions, tax rates and other factors specific to the Transferee) that it has determined in good faith; and

                  (v) in the event of any transfer of the Class R Certificate by the Transferee, the Transferee will require its transferee to complete a representation in the form of this Attachment A as a condition of the transferee's purchase of the Class R Certificate.

                                    EXHIBIT L

                         FORM OF TRANSFEROR CERTIFICATE

                                                                          [DATE]

JPMorgan Chase Bank
4 New York Plaza, 6th Floor
New York, New York  10004-2477
Attn:  Global Debt Services - ABFC, Series 2004-FF1

Asset Backed Funding Corporation
214 North Tryon Street
21st Floor
Charlotte, North Carolina  28255

   Re: ABFC Asset-Backed Certificates, Series 2004-FF1

Ladies and Gentlemen:

         In connection with our disposition of the ABFC Asset-Backed Certificates, Series 2004-FF1 (the "Certificates"), we certify that (a) we understand that the Certificates have not been registered under the Securities Act of 1933, as amended (the "Act"), and are being disposed by us in a transaction that is exempt from the registration requirements of the Act, (b) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, in a manner that would be deemed, or taken any other action which would result in, a violation of Section 5 of the Act, (c) to the extent we are disposing of the Class R Certificate, we have no knowledge the Transferee is not a Permitted Transferee and (d) no purpose of the proposed disposition of the Class R Certificate is to impede the assessment or collection of tax.


                                                     Very truly yours,


                                                     [-------------------]


                                                     By:
                                                         ----------------------

                                    EXHIBIT M

                    MONTHLY INFORMATION DELIVERED BY SERVICER

1. With respect to the Mortgage Pool, the Group 1 Mortgage Loans and the Group 2 Mortgage Loans, the number and Principal Balances of all Mortgage Loans which were the subject of Principal Prepayments during the related Prepayment Period.

2. With respect to the Mortgage Pool, the Group 1 Mortgage Loans and the Group 2 Mortgage Loans, the amount of all curtailments which were received during the related Prepayment Period.

3. With respect to the Mortgage Pool, the Group 1 Mortgage Loans and the Group 2 Mortgage Loans, the aggregate amount of the principal portion of all Monthly Payments received during the related Collection Period.
4. With respect to the Mortgage Pool, the Group 1 Mortgage Loans and the Group 2 Mortgage Loans, the amount of interest received on the Mortgage Loans during the related Collection Period.

5. With respect to the Mortgage Pool, the Group 1 Mortgage Loans and the Group 2 Mortgage Loans, the aggregate amount of the Advances made and recovered with respect to such Distribution Date.

6. With respect to the Mortgage Pool, the Group 1 Mortgage Loans and the Group 2 Mortgage Loans, the aggregate amount of the Servicing Advances made and recovered with respect to such Distribution Date.

7. With respect to the Mortgage Pool, the Group 1 Mortgage Loans and the Group 2 Mortgage Loans, the delinquency and foreclosure information and the amount of Mortgage Loan Losses during the related Collection Period.

8. The information contained in the Liquidation Report for the related Collection Period. 9. With respect to the Mortgage Pool, the Group 1 Mortgage Loans and the Group 2 Mortgage Loans, the weighted average maturity, the weighted average Mortgage Interest Rate and the weighted average Net Mortgage Interest Rate as of the last day of the Collection Period preceding of the related Interest Accrual Period.

10. The Servicing Fees paid and Servicing Fees accrued during the related Collection Period.

11. The Trustee Fees paid and Trustee Fees accrued during the related Collection Period.

12. The Credit Risk Manager Fees paid and Credit Risk Manager Fees accrued during the related Collection Period.

13. The amount of all payments or reimbursements to the Servicer paid or to be paid since the prior Distribution Date (or in the case of the first Distribution Date, since the Closing Date).

14. The Pool Balance, the aggregate Principal Balance of the Group 1 Mortgage Loan and the aggregate Principal Balance of the Group 2 Mortgage Loans.

15. With respect to the Mortgage Pool, the Group 1 Mortgage Loans and the Group 2 Mortgage Loans, the number of Mortgage Loans outstanding at the beginning and at the end of the related Collection Period.

16. The aggregate interest accrued on the Mortgage Loans, the Group 1 Mortgage Loans and the Group 2 Mortgage Loans, at their respective Mortgage Interest Rates for the related Collection Period.

17. The amount deposited in the Collection Account which may not be withdrawn therefrom pursuant to an Order of a United States Bankruptcy Court of competent jurisdiction imposing a stay pursuant to Section 362 of U.S. Bankruptcy Code.

18. The aggregate Realized Losses in the Mortgage Pool, in the Group 1 Mortgage Loans and in the Group 2 Mortgage Loans since the Cut-off Date as of the end of the related Collection Period.

19. The amount of Prepayment Charges received, the amount of Originator Prepayment Charge Payment Amounts paid, the amount of Servicer Prepayment Charge Payment Amounts paid, and the reason for any Prepayment Charges waived without a corresponding Servicer Prepayment Charge Payment Amount, all for the related Collection Period.

20. The amount of Yield Maintenance Agreement Payments received on each Yield Maintenance Agreement with respect to such Distribution Date.

                                    EXHIBIT N

                      FORM OF YIELD MAINTENANCE AGREEMENTS

                             [On File with Trustee]

                                    EXHIBIT O

                              FORM OF CERTIFICATION

                              ABFC 2004-FF1 TRUST,
                   ASSET-BACKED CERTIFICATES, SERIES 2004-FF1

         I, [identify the certifying individual] certify that:

1. I have reviewed the annual report on Form 10-K, and all Monthly Form 8-K's containing Distribution Date Statements filed in respect of periods included in the year covered by this annual report, of the ABFC 2004-FF1 Trust;

2. Based on my knowledge, the information in these reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by this annual report;

3. Based on my knowledge, the distribution or servicing information required to be provided to the Trustee by the Servicer under the Pooling and Servicing Agreement, dated as of July 1, 2004 (the "Agreement"), among Asset Backed Funding Corporation, as depositor, Countrywide Home Loans Servicing LP, as Servicer (the "Servicer"), and JPMorgan Chase Bank, as trustee (the "Trustee") for inclusion in these reports is included in these reports;

4. Based on my knowledge and upon the annual compliance statement included in the annual report on Form 10-K and required to be delivered to the Trustee in accordance with the terms of the Agreement, and except as disclosed in the reports, the Servicer has fulfilled its obligations under the Agreement;

5. The reports disclose all significant deficiencies relating to the Servicer's compliance with the minimum servicing standards based upon the report provided by an independent public accountant, after conducting a review in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar procedure, as set forth in the Agreement, that is included in these reports; and

6. In giving the certifications above, I have reasonably relied on information provided to me by the following unaffiliated parties:
         Countrywide Home Loans Servicing LP and JPMorgan Chase Bank.


                                          By:
                                             -----------------------------------
                                              Name:
                                              Title:

                                   EXHIBIT P-1

      FORM OF CERTIFICATION TO BE PROVIDED BY THE TRUSTEE TO THE DEPOSITOR

                              ABFC 2004-FF1 TRUST,
                   ASSET-BACKED CERTIFICATES, SERIES 2004-FF1

         The Trustee hereby certifies to Asset Backed Funding Corporation and its officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

1. The trustee has reviewed the annual report on Form 10-K for the fiscal year [___], and all reports on Form 8-K containing distribution reports filed in respect of periods included in the year covered by that annual report, relating to the above-referenced Trust;

2. Subject to paragraph (4), the distribution information in the distribution reports contained in all monthly Form 8-K's included in the year covered by the annual report on Form 10-K for the calendar year [____], taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact required by the Pooling and Servicing Agreement to be included therein and necessary to make the statements made, in light of the circumstances under which statements were made, not misleading as of the last day of the period covered by that annual report;

3. The distribution information required to be provided by the Trustee under the Pooling and Servicing Agreement is included in these reports; and

4. In compiling the distribution information and making the foregoing certifications, I have relied upon information furnished to me by the Servicer under the Pooling and Servicing Agreement. The Trustee shall have no responsibility or liability for any inaccuracy in such reports resulting from information so provided by the Servicer.


                                                JPMORGAN CHASE BANK, as Trustee


                                                By:
                                                   -----------------------------
                                                    Name:
                                                    Title:




                                     P-1-1

                                   EXHIBIT P-2

      FORM OF CERTIFICATION TO BE PROVIDED BY THE SERVICER TO THE DEPOSITOR

                              ABFC 2004-FF1 TRUST,
                   ASSET-BACKED CERTIFICATES, SERIES 2004-FF1

         I, [identify the certifying individual], certify to Asset Backed Funding Corporation and its officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that: 1. I have reviewed the annual report on Form 10-K for the calendar year [___], and all Monthly Form 8-K's containing Distribution Date Statements filed in respect of periods included in the year covered by that annual report, of the ABFC 2004-FF1 Trust;

2. Based on my knowledge, the servicing information in the Distribution Date Statements contained in all Monthly Form 8-K's included in the year covered by the annual report on Form 10-K for the calendar year [___], taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by that annual report;

3. Based on my knowledge, the servicing information required to be provided to the Trustee by the Servicer under the Pooling and Servicing Agreement, dated as of July 1, 2004 (the "Agreement"), among Asset Backed Funding Corporation, as depositor, Countrywide Home Loans Servicing LP, as Servicer (the "Servicer"), and JPMorgan Chase Bank, as trustee (the "Trustee"), for inclusion in these reports is included in these reports;

4. I am responsible for reviewing the activities performed by the Servicer under the Agreement and based upon my knowledge and the annual compliance review required under the Agreement, and except as disclosed in the reports, the Servicer has fulfilled its obligations under the Agreement; and

5. The reports disclose all significant deficiencies relating to the Servicer's compliance with the minimum servicing standards based upon the report provided by an independent public accountant, after conducting a review in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar procedure, as set forth in the Agreement, that is included in these reports.


                                             COUNTRYWIDE HOME LOANS SERVICING LP


                                             By:
                                                --------------------------------
                                                 Name:
                                                 Title:



                                      P-2-2